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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-03153

Russell Investment Company

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101
(Address of principal executive offices) (Zip code)

Mary Beth R. Albaneze, Secretary and Chief Legal Officer
1301 2nd Avenue
18th Floor
Seattle, Washington 98101
206-505-4846
______________________________________________

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-787-7354

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 to October 31, 2017

Item 1. Reports to Stockholders

Russell Investment
Company

Russell Investment Company is a
series investment company with
33 different investment portfolios
referred to as Funds. These
financial statements report on 28
of these Funds.

Russell Investment Company

Annual Report

October 31, 2017

Table of Contents

Russell Investment Company

Copyright © Russell Investments 2017. All rights reserved.

Russell Investments’ ownership is composed of a majority stake held by funds managed by TA Associates with minority stakes held by funds managed by Reverence Capital Partners and Russell Investments’ management.

Frank Russell Company is the owner of the Russell trademarks contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investment group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operating under the “FTSE RUSSELL”
brand.

Fund objectives, risks, charges and expenses should be carefully considered before in-
vesting. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Investments Financial Services, LLC, member FINRA, part of
Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

S&P® is a registered trademark of Standard & Poor’s Financial Services LLC.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting https://russellinvestments.com/us/funds/
performance-prices.

To Our Shareholders

Fellow Investors,

Being an investor isn’t always easy. A long-term view, consistency and commitment can be vitally important to wealth creation. Daily headlines and speculation move markets on a short-term basis. While seemingly amplified today, this type of noise has been, and always will be, present. Consequently, it remains critical to have a thoughtful financial plan, realistic goals and timelines, and regular check-ins with your financial advisor.

That said, the past 12 months ending October 31, 2017 have arguably been a relatively tame period in which to be a patient and resolute investor. We don’t get to say that often so please consider some of these facts:

• All major asset classes were positive from November 1, 2016 to October 31, 2017. Global equity markets were up double digits, fixed income investors were rewarded with price appreciation across the spectrum, and diversifying real assets contributed, too.

• Volatility, as measured by the CBOE VIX, has been very low relative to historical averages. The calendar year-
to-date as of September 30, 2017 has seen the fewest number of 1% daily moves in the S&P500® Index in 30 years.

• Global growth has been steady.

At Russell Investments, we expect a return of market volatility to levels more consistent with historical norms. After all, the current U.S. stock market rally became the second longest and third strongest on record since 1936 on September
30, 2017. This has led U.S. stocks to become more fully valued. Today’s Cyclically Adjusted Price to Earnings Ratio
(CAPE) stands at 31.05 as of October 2017, putting the U.S. stock market among the most expensive markets since this data started being tracked in 1926. As the saying goes, “History doesn’t repeat itself, but often it does rhyme.” In past periods of expensive U.S. equity markets, prices had very little upward potential left—low single digit returns. The
Federal Reserve has begun the process of raising interest rates and unwinding its balance sheet—reversing the years of accommodative monetary policy instituted in response to the Global Financial Crisis. Even though fixed income markets have remained resilient so far, the simple math of fixed income suggests that bond prices will come under pressure as yields continue to rise.

Of course, it’s important to remember that markets and geopolitical events will test investors’ resolve every single year.
The past 12 months’ uncertainty surrounding important elections in the U.S., France, the United Kingdom, South Korea,
and mounting geopolitical tensions between North Korea and the U.S. were no exception. Exceptional investors, however, are those who look past the short-term uncertainties and have the commitment to stick with their long-term plan.

In this type of environment, we believe that investors who work with a trusted financial advisor to develop—and stick with—a financial plan, realistic goals and timelines, will be most resilient. In addition, although diversification can’t guarantee a profit or avoid losses, experience suggests that globally-diversified multi-asset portfolios further help investors stay the course when markets get choppy.

Russell Investments has an extensive, proud heritage of providing multi-asset solutions to help investors like you reach your financial goals, whether you’re saving for retirement, already there or building a college fund. Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

Best regards,

Mark Spina

President and Chief Executive Officer, Russell Investments

1 Represented by Russell 1000® Index up 23.67%, MSCI EAFE Index up 23.44%, MSCI Emerging Markets Index up 26.45%

2 Represented by Bloomberg Barclays U.S. Aggregate Bond Index up 0.90%, ICE BofAML Global High Yield Index up 9.42%, Bloomberg Barclays
1-10 Year Municipal Blend Index up 1.67%

3 Represented by Bloomberg Commodity Index up 2.35%, S&P Global Infrastructure Index up 16.51%, FTSE EPRA/NAREIT Developed Index
up 6.12%.

To Our Shareholders 3

Russell Investment Company

Market Summary as of October 31, 2017 (Unaudited)

U.S. Equity Markets
Broadly measured by the Russell 3000® Index, U.S. stocks returned 23.98% for the one-year period, which is the ninth straight fiscal year ending October 31st that the Russell 3000® Index has finished with a positive absolute return. The
Russell 3000® Index finished with a positive absolute return in each of the fiscal year’s twelve months.

Within U.S. large capitalization stocks, factors that were rewarded during the fiscal year included high beta (beta is a measure of a stock’s sensitivity to the direction of the market), positive earnings surprise, rising earnings estimates, and positive price momentum. Factors that trailed the market included high dividend yield, high earnings variability, and high financial leverage (high debt-to-capital ratios). Additionally, dynamic stocks outperformed defensive stocks and growth stocks outperformed value stocks across all market capitalization tiers. From a sector perspective, information technology, financials, and materials outperformed the Russell 1000® Index by 14.74%, 12.47%, and 5.42%, respectively. Sectors that failed to find traction during the one-year period were telecommunication services, energy, consumer staples and real estate, trailing by 24.26%, 21.63%, 20.73% and 15.60%, respectively.

In early November 2016, Donald Trump was elected as the 45th President of the United States and his plans to provide potential fiscal stimulus, including infrastructure spending, caused certain industries to react favorably in the later part of 2016. Most notable of these industries were banks, which outperformed the Russell 1000® Index by over 18.50% from
November through December. Oil prices also strengthened as OPEC members agreed on cutting production. The latest retail sales figures announced by the Commerce Department (up 3.8% year-over-year) failed to meet estimates for a 4.2%
year-over-year rise. However, inflation ticked upwards to 1.7% year-over-year, closing in on the U.S. Federal Reserves’
(the “Fed”) 2.0% target. Housing and employment data remained robust with November’s non-farm payrolls number increasing by 178,000 and the unemployment rate improving to 4.6% from 4.9%. Additionally, the final third quarter gross domestic product (“GDP”) growth rate figure was revised upwards to 3.5% quarter-over-quarter. The continuance of positive economic data influenced the Fed to raise short term interest rates for the second time since the global financial crisis in mid-December. Fed officials emphasized that they intended to raise interest rates gradually, and only if economic growth continued to materialize into 2017.

The U.S. large cap equity market started off 2017 very strong with the Russell 3000® Index gaining 5.74% from January through March. The Fed raised its benchmark interest rate by another 25 basis points in March on the back of positive economic data. However, the interest rate hike was accompanied by dovish language from the Fed which put into question how many additional rate hikes there might be in 2017. Additionally, the post-Trump risk rally lost some steam in the latter stages of the period after the new health care bill failed to repeal and replace Obama Care. Retail sales slowed down in February, however inflation ticked upward to 2.7% year-over-year. In addition, the February non-farm payrolls figure beat expectations yet again and pushed the unemployment rate down to 4.7%. The U.S. GDP growth rate was also revised slightly higher to 2.1% for the fourth quarter of 2016.

The Russell 3000® Index increased 3.02% from April through June. While U.S. economic data came in slightly softer than expected over the period, it was enough for the Fed to raise its short-term interest rate in June. Over the period, oil prices trended lower and the U.S. dollar was weak compared to most major currencies. Retail sales slowed down in
May, while inflation also slipped lower to 1.9%, moderately under the Fed’s 2.0% target rate. Meanwhile, May non-farm payrolls grew less then consensus and the unemployment rate fell to 4.3%. Additionally, the U.S. economy expanded faster than  initially  reported during the first quarter (1.4% quarter-over-quarter), following an upward revision to secondary estimates of 1.2%. The Fed raised short-term interest rates by a further 25 basis points to 1.25% as widely expected and maintained its forecast for one more rate hike in 2017. Fed Chair Janet Yellen also added that the bank would start unwinding its $4.5 trillion balance sheet later in the year by reducing reinvestment of maturing bonds.

4 Market Summary

Russell Investment Company

Market Summary as of October 31, 2017, continued — (Unaudited)

The Russell 3000® Index climbed 4.57% from July through September. U.S. political uncertainty, escalating geopolitical tension in the Korean peninsula and tropical hurricanes rattled investors. However, a strengthening economic backdrop influenced a risk-on market environment which also contributed to the Fed developing a slightly more hawkish outlook.
Over the period, commodity prices stabilized while a sluggish U.S. dollar lifted a basket of global currencies. In the U.S., the latest non-farm payrolls figure continued to point towards a healthy jobs market, although the unemployment rate ticked higher to 4.4%. Retail sales slowed to 3.2% year-over-year, but inflation edged higher to 1.9% year-over-year, still under the Fed’s 2.0% target rate. However, the second quarter U.S. economic growth rate was finalized at a strong 3.1%
quarter-over-quarter. Toward the end of the quarter, initial details were released on a potential tax reform plan which was viewed favorably by market participants.

In October, Russell 3000® Index continued its upward appreciation with a 2.18% gain. Investors gravitated toward larger market capitalization stocks with positive price momentum. Within all market capitalization ranges, growth stocks continued their outperformance of value stocks in October. From a sector perspective, information technology stocks led the market up which was a continuance of a 2017 trend. September U.S. non-farm payrolls released in October declined by 33,000 which was the first decrease in over seven years and this trailed consensus estimates of an increase of 100,000.
The market reaction was muted overall due to the impact of Hurricane Harvey and Hurricane Irma affecting the legitimacy of the reported data. The possibility of the Fed raising short term rates in December seemed to still be on track.

Non-U.S. Developed Equity Markets
For the fiscal year ended October 31, 2017, developed non-U.S. equity markets, as measured by the Russell Developed
ex-U.S. Large Cap® Index (the “Index”), were up 23.76%. Key drivers of market performance were the U.S. presidential election, improving global growth, especially in emerging markets and the Eurozone, as well as increases in government bond yields.

Amid the improving global growth outlook, value and growth factors outperformed during the fiscal year as investors chased cheaper, cyclical stocks and stocks with high earnings expectations. Sectors with high growth expectations such as technology, industrials and financials were rewarded during the period while the more defensive sectors such as consumer staples and health care suffered. Energy stocks also underperformed as commodity prices continued to face pressure from excess supply. The rotation away from lower volatility sectors and into more dynamic areas of the market was a continuing theme throughout the year.

The first quarter of the fiscal year saw a confluence of factors produce a shift to a “risk-on” market that rewarded more volatile, cyclical stocks. Donald Trump’s U.S. presidential election victory heightened expectations for further inflation on the back of his fiscal plans. After months of deliberations, the Fed increased its benchmark interest rate in December in light of encouraging economic data. Meanwhile in Europe, concerns about a ‘hard Brexit’ diminished over the period, while the European Central Bank maintained its easing policy and Italians rejected constitutional reform. Over the quarter, oil prices also strengthened as OPEC members agreed on cutting production.

In the second quarter of the fiscal year, the Fed met expectations and raised its benchmark rate by another 25 basis points in light of further positive economic data. Additionally, the post-Trump risk rally lost some steam in the latter stages of the period, after President Trump lost support from his own Republican party for his health care bill. In Europe, UK
Prime Minister Theresa May triggered Article 50 to officially start “Brexit” negotiations, while investors held caution over electoral developments in the Netherlands, France and Germany. Over the period, oil prices trended lower while a weaker
U.S. dollar lifted emerging market currencies. While markets ground higher during this period, investor sentiment became more cautionary, avoiding areas like energy and materials.

In the third quarter of the fiscal year, U.S. economic data came in slightly softer than expected. However, it was enough for the Fed to raise its benchmark rate for the second time in 2017. In Europe, Emmanuel Macron became France’s new
President while the general election in the UK resulted in a challenging “hung Parliament”. Over the period, oil prices

Market Summary 5

Russell Investment Company

Market Summary as of October 31, 2017, continued — (Unaudited)

continued their trend lower along with a weakening U.S. dollar against a basket of currencies. The easing political tension in Europe rewarded the value factor and financial companies in particular.

In the last quarter of the fiscal year, U.S. federal political dysfunction, escalating geopolitical tension in the Korean peninsula and tropical hurricanes rattled investors. However, a strengthening economic backdrop engendered a risk-on market environment, and informed developed central banks who became more comfortable with a more hawkish outlook.
Over the period, commodity prices stabilized, rewarding energy stocks. The technology sector continued a strong run as evidence of disruption in traditional sectors such as retail drove investor sentiment.

Europe ex-UK and Asia ex-Japan were the stand out non-U.S. developed markets over the period, as improving economic fundamentals along with a weaker U.S. dollar were tailwinds. Conversely, the UK, Australia and Canada were the biggest laggards.

Emerging Markets
The Russell Emerging Markets® Index, as measured in U.S. dollar terms (the “Index”), gained 25.4% over the fiscal year ended October 31, 2017. The asset class remained buoyant in a period where global growth forecasts were upgraded and inflation remained low. Many emerging countries started to see green shoots as they rebounded from their cyclical lows, benefiting from lower interest rates and improving economic growth. The U.S. dollar weakened against most emerging market currencies, despite increasing U.S. interest rates. The Fed’s approach was more dovish than expected by the market, which benefited emerging market currencies.

In November and December of 2016, the Index declined 4.3%, driven by the U.S. presidential election victory for Donald
Trump and uncertainty regarding his protectionist policies, which weighed on sentiment. The Fed’s December interest rate hike drove further U.S. dollar strength, which also negatively impacted emerging markets. The weakest-performing countries suffered from currency weakness. Turkey, which has a large current account deficit, slumped 12.5% while
Mexico (-13.6%) sold off on fears Donald Trump would enact protectionist measures against the country after his election victory. Russia surged 17.7% where the rouble was one of the few currencies to strengthen against the U.S. dollar. Rising oil prices and potentially warmer relations with the U.S. under Donald Trump buoyed sentiment.

The Index surged 11.7% in the first quarter of 2017, outperforming developed markets as investor appetite for perceived riskier investments returned. India (19.3%) was the strongest-performing country as Prime Minister Modi’s Party won key state elections, with the victories demonstrating strong domestic support for Modi’s free-market reform programs.
Mexico (16.4%) rebounded where the peso was among the best-performing currencies against the U.S. dollar as the Trump administration softened its rhetoric towards the country. South Africa (4.4%) underperformed as speculation surrounding the independence of the Treasury following the removal of respected finance minister Pravin Gordhan and replacement of nine other cabinet ministers by President Zuma weighed on sentiment and the value of the rand. After its 2016 rally, Russia
(-2.5%) returned some of its strong performance as hopes of potentially warmer relations and easing of sanctions with the
U.S. following Trump’s election victory partially dissipated.

The Index continued its 2017 rally in the second quarter with a 5.6% climb as sentiment towards the asset class remained buoyant. A weaker U.S. dollar was a further tailwind, although it was another negative and volatile period for the price of oil. Emerging Europe (ex-Russia) was the best performing region in emerging markets, following the market-friendly
French Presidential election result. This included Hungary (18.9%), Poland (13.5%) and the Czech Republic (13.1%).
Greece was the strongest-performing country after a 31.9% surge. This came as a deal with its creditors on economic reforms was agreed after protracted negotiations, which enabled the release of the next bailout tranche. Asian countries also outperformed over the period. Both India (3.3%) and South Africa (2.6%) lagged the overall benchmark return. In
India, first quarter GDP growth was the weakest in two years at 6.1% year-over-year, as the full impact of Prime Minister
Modi’s demonetisation policy began to come through. The government withdrew the 500 and 1000 rupee notes overnight to crack down on the black market. South Africa underperformed in a period where President Zuma survived his ANC party

6 Market Summary

Russell Investment Company

Market Summary as of October 31, 2017, continued — (Unaudited)

vote of no confidence. Natural resource and energy-driven markets were the weakest performing for the quarter as these sectors underperformed the market, particularly Russia (-9.7%) and Brazil (-6.7%).

The Index increased 7.4% in the third quarter of 2017. Sentiment towards the asset class remained buoyant amid a tepid global inflation environment. A weaker U.S. dollar and stable oil prices underpinned investor confidence. However, the market edged lower in September amid a more hawkish outlook from the U.S. Federal Reserve and increased geopolitical tensions within the Korean peninsula. Brazil (23.5%) rebounded from a weak second quarter driven by the improved political environment where congress’ lower house voted down corruption charges against President Temer to keep him in power. China (13.7%) outperformed, driven by Internet stocks, the strongest-performing sector. Russia climbed 15.5% in a strong period for the energy sector. Elsewhere, Eastern European countries continued their healthy 2017 performance, including the Czech Republic (11.3%), Hungary (9.7%) and Poland (8.8%) on robust macro numbers. South Korea (1.6%)
was hampered by heightened political tensions between North Korea and the U.S. Mexico (0.8%) underperformed as
NAFTA renegotiations remained strained. The country was also hit by a series of earthquakes which weighed on investor confidence. Overall, Greece was the worst-performing country ahead of November’s bailout review with its creditors. The market slipped 8.8% as banking stocks slumped on possible new European Central Bank and International Monetary Fund
stress tests.

In October 2017, the Index increased 3.4%. South Korea (8.3%) was the strongest performer as the country bounced back driven by resilient GDP growth and easing of geo-political tensions in the region. India (8.1%) outperformed as the government announced plans to inject $32 billion into state controlled banks to help boost credit and tackle ailing GDP growth. Most currencies in Latin America weakened against the U.S. dollar over the month. Brazil (-3.4%) underperformed driven by real weakness and Mexico (-7.8%) underperformed as the peso further depreciated following continued strains at the month-end round of NAFTA talks.

U.S./Global Fixed Income Markets
The fiscal year ended October 31, 2017 was characterized by the surprise Donald Trump victory in November 2016, followed by a risk on rally that saw both U.S. and European credit spreads tighten, global growth improve and conducive monetary policies from central banks. Overall, this proved positive for fixed income sectors around the globe. The U.S.
yield curve saw interest rates rise for the fiscal year with the short end of the curve rising roughly 80 basis points, and the 10-year treasury bill interest rate rising 54 basis points. The German Bund saw longer duration interest rates rise and the British Gilt saw interest rates rise across the curve. The U.S. experienced the largest interest rate moves as the Fed raised interest rates three times during the year. Europe had historically low interest rates during the fiscal year as the
European Central Bank kept rates low and continued with their 60 billion euros per month quantitative easing program.
Corporate and high yield spreads grinded tighter on the back of strong demand and the positive global growth backdrop. A key indicator of global fixed income performance, the Bloomberg Barclays Global Aggregate Bond Index, returned 1.14%
for the fiscal year, in U.S. dollar-hedged terms. The index was down 4.41% for the two month period ending December 31,
2016, and came back over the fiscal year due to strong demand, monetary policy remaining accommodative, and the lack of geopolitical fears being realized.

The Bloomberg Barclays Pan-European Aggregate Bond Index returned 7.08% during the period in U.S. dollar-hedged terms, but most of that return was due to the euro appreciating 6.06% against the U.S. dollar. The U.S., in comparison, returned 0.93% during the fiscal year as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. Both markets saw large sell offs after the election of Trump, with heightened expectations of further inflation on the back of his fiscal plans. In Europe, treasuries underperformed the aggregate while financials in the corporate sector was a leading segment.
In the U.S., the corporate market performed strongly led by lower quality bonds and strong demand from oversees. The U.S.
dollar depreciated against most European currencies, due to improving growth across Europe and the victory of political candidates that support the European Union.

Market Summary 7

Russell Investment Company

Market Summary as of October 31, 2017, continued — (Unaudited)

In the U.S., economic data remained broadly positive, with solid nonfarm payroll gains and a steady decline in the unemployment rate to decade lows of 4.2%. Gross domestic product (“GDP”) growth had readings over 3.0% for both the second and third quarter 2017, after it had dipped below 1.5% in the first quarter of 2017. The Consumer Price Index
(“CPI”) started the fiscal year strong at above 2.0% and was a contributing factor as the Fed raised rates, but as the CPI fell during the year below the Fed’s long-term target of 2.0%, it become the Fed’s largest concern.

In Europe, the concerns about a “hard Brexit” diminished over the period, while most of Europe welcomed Emmanuel
Macron’s victory in the French presidential elections. The Bloomberg Barclays Euro Aggregate Corporate Index returned
2.8% over equivalent duration government bonds during the period as financials improved and GDP rose from 1.4%
to 2.2% during the fiscal year. The European banking sector had a setback in the 2nd quarter as three banks declared bankruptcy.

Emerging markets suffered more than most early in the period due to investor uncertainty after the Trump victory. However, the sector rallied in 2017 as the U.S. dollar depreciated, global growth was above-trend and major central bank monetary policy settings were accommodative. Emerging market (“EM”) debt outperformed developed markets (the Bloomberg
Barclays EM Hard Currency Aggregate Bond Index returned 6.35%) as there was high demand for yield. Local currency
EM bonds (those issued in the issuing country’s own currency) did not return quite as strongly (the Bloomberg Barclays EM
Local Currency Government Bond Index returned 3.73%) due to the selloff in November 2016.

Strong global corporate new issuance volumes continued in the fiscal year along with seemingly endless demand from overseas buyers. Overall, corporate credit was up globally (the Bloomberg Barclays Global Aggregate Corporate Bond
Index returned 5.04%), with particularly strong performance out of the industrial sector of the market. The best performers in the index were lower quality issues (BBB cohorts), longer maturities (7+ years) and higher beta countries (Austria and
Mexico).

High yield corporate credit was among the best-performing segments of the global market (the Bloomberg Barclays Global
High Yield Bond Index returned 10.04%). It saw a sharp sell off after Trump’s surprise win in November, but quickly reversed. High yield spreads tightened over the fiscal year due to the strong global economy and investors searching for the slightest advantage in yields.

8 Market Summary

Russell Investment Company
U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

U. S. Core Equity Fund - Class A‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	15.58%		1 Year	23.67%
5 Years	12.58	%§	5 Years	15.18	%§
10 Years	5.02	%§	10 Years	7.61	%§

U. S. Core Equity Fund - Class C‡‡
	Total
	Return
1 Year	21.73%
5 Years	13.08	%§
10 Years	4.91	%§

U. S. Core Equity Fund - Class E
	Total
	Return
1 Year	22.61%
5 Years	13.92	%§
10 Years	5.67	%§

U. S. Core Equity Fund - Class S‡‡‡
	Total
	Return
1 Year	22.94%
5 Years	14.22	%§
10 Years	5.89	%§

U. S. Core Equity Fund - Class Y‡‡‡‡
	Total
	Return
1 Year	23.11%
5 Years	14.41	%§
10 Years	6.07	%§

U.S. Core Equity Fund 9

Russell Investment Company
U.S. Core Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The U. S. Core Equity Fund (the “Fund”) employs a multi-manager	Within U. S. large capitalization stocks, factors that were rewarded
approach whereby portions of the Fund are allocated to different	during the fiscal year included high beta (beta is a measure of a
money manager strategies. Fund assets not allocated to money	stock’s sensitivity to the direction of the market), positive earnings
managers are managed by Russell Investment Management, LLC	surprise, rising earnings estimates and positive price momentum.
(“RIM”), the Fund’s advisor. RIM may change the allocation	Factors that trailed the market included high dividend yield,
of the Fund’s assets among money managers at any time. An	high earnings variability and high financial leverage (high debt-
exemptive order from the Securities and Exchange Commission	to-capital ratios) . Additionally, dynamic stocks outperformed
(“SEC”) permits RIM to engage or terminate a money manager	defensive stocks and growth stocks outperformed value stocks
at any time, subject to approval by the Fund’s Board, without a	across all market capitalization tiers. From a sector perspective,
shareholder vote. Pursuant to the terms of the exemptive order,	information technology, financials and materials outperformed the
the Fund is required to notify its shareholders within 90 days of	Russell 1000® Index by 14.74%, 12.47% and 5.42%, respectively.
when a money manager begins providing services. As of October	Sectors that failed to find traction during the one-year period
31, 2017, the Fund had five money managers.	were telecommunication services, energy, consumer staples and

What is the Fund’s investment objective?	real estate, trailing by 24.26%, 21.63%, 20.73% and 15.60%,
respectively. The Fund’s strategic positioning both detracted and
The Fund seeks to provide long term capital growth.	benefited in this market environment, with the Fund ultimately
How did the Fund perform relative to its benchmark for the	underperforming its Russell 1000® Index benchmark.
fiscal year ended October 31, 2017?	How did the investment strategies and techniques employed
For the fiscal year ended October 31, 2017, the Fund’s Class A,	by the Fund and its money managers affect its benchmark-
Class C, Class E, Class S and Class Y Shares gained 22.63%,	relative performance?
21.73%, 22.61%, 22.94% and 23.11%, respectively. This is	The Fund’s factor exposures over the period provided mixed
compared to the Fund’s benchmark, the Russell 1000® Index,	results. The Fund’s tilts toward high beta stocks and stocks with
which gained 23.67% during the same period. The Fund’s	low financial leverage (low debt-to-capital ratios) were rewarded,
performance includes operating expenses, whereas index returns	while tilts away from stocks with positive price momentum
are unmanaged and do not include expenses of any kind. For	and the largest capitalization stocks detracted. Industry group
Share Classes with inception dates after November 1, 2016,	allocation decisions were beneficial, including an overweight
annual returns reflect the returns of other Share Classes of the	to banks and an underweight to real estate. The main detractor
Fund for the period prior to inception. Please refer to the footnotes	from performance during the fiscal year was stock selection
at the end of the Portfolio Management Discussion and Analysis,	within the consumer discretionary sector (overweights to O’Reilly
as applicable.	Automotive and Chipotle Mexican Grill, Inc. ) and the information
For the fiscal year ended October 31, 2017, the Morningstar®	technology sector (an overweight to FleetCor Technologies, Inc.
Large Blend Category, a group of funds that Morningstar considers	and an underweight to NVIDIA Corporation) .
to have investment strategies similar to those of the Fund, gained	The Fund employs discretionary and non-discretionary money
22.34%. This result serves as a peer comparison and is expressed	managers. The Fund’s discretionary money managers select the
net of operating expenses.	individual portfolio securities for the assets assigned to them.
RIM may assign a money manager a specific style or	The Fund’s non-discretionary money managers provide a model
capitalization benchmark other than the Fund’s index. However,	portfolio to RIM representing their investment recommendations,
the Fund’s primary index remains the benchmark for the Fund	based upon which RIM purchases and sells securities for the
and is representative of the aggregate of each money manager’s	Fund. Fund assets not allocated to discretionary money managers
benchmark index.	include assets managed by RIM based upon model portfolios
provided by non-discretionary money managers, the Fund’s cash
How did the market conditions described in the Market	balances and assets which may be managed directly by RIM to
Summary report affect the Fund’s performance?	effect the Fund’s investment strategies and/or to actively manage
Broadly measured by the Russell 3000® Index, U. S. stocks	the Fund’s overall exposures by investing in securities or other
returned 23.98% for the one-year period, which is the ninth	instruments that RIM believes will achieve the desired risk/
straight fiscal year ending October 31st that the Russell 3000®	return profile for the Fund.
Index has finished with a positive absolute return. The Russell
3000® Index finished with a positive absolute return in each of	With respect to certain of the Fund’s money managers, Brandywine
the fiscal year’s twelve months.	Global Investment Management, LLC (“Brandywine”) was the
best performing manager for the period and outperformed the

10 U.S. Core Equity Fund

Russell Investment Company
U.S. Core Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

Russell 1000® Value Index. Brandywine’s tilt toward high beta	the Fund’s absolute performance for the fiscal year as the market
stocks was beneficial. Sector allocation decisions were rewarded,	produced a positive absolute return.
including an overweight to financials and an underweight to
consumer staples. Stock selection within the financials sector	Describe any changes to the Fund’s structure or the money
(overweights to Bank of America Corporation and Citigroup, Inc. )	manager line-up.
and within the information technology sector (overweights to	In December 2016, RIM terminated Columbus Circle Investors
Micron Technology and IPG Photonics Corporation) contributed	as a money manager for the Fund and changed Suffolk Capital
positively to relative performance.	Management, LLC’s mandate from broadly market-oriented to
growth. These changes were made in order to improve the Fund’s
Sustainable Growth Advisers, LP (“Sustainable”) was the worst	excess return potential and decrease the number of managers and
performing manager for the period and underperformed the	holdings in the Fund.
Russell 1000® Growth Index. Stock selection within the consumer
discretionary sector (overweights to Chipotle Mexican Grill, Inc.	Money Managers as of October 31,
and Ulta Beauty, Inc. ) and within the information technology	2017	Styles
sector (an overweight to FleetCor Technologies, Inc. and an	Barrow, Hanley, Mewhinney & Strauss, LLC	Value
underweight to Apple, Inc. ) detracted from benchmark-relative	Brandywine Global Investment Management,	Value
performance. Additionally, Sustainable’s tilt away from stocks	LLC
with rising earnings estimates was not beneficial.	Jacobs Levy Equity Management, Inc.	Defensive Value
	Suffolk Capital Management, LLC	Market-Oriented
RIM manages a 12% (effective October 31, 2017) strategic	Sustainable Growth Advisers, LP	Growth
allocation to a positioning strategy to seek to achieve the desired	The views expressed in this report reflect those of the
risk/return profile for the Fund. The positioning strategy utilizes the	portfolio managers only through the end of the period
output from a quantitative model to seek to position the portfolio to	covered by the report. These views do not necessarily
meet RIM’s overall preferred positioning. The positioning strategy	represent the views of RIM, or any other person in RIM or
slightly outperformed the Russell 1000® Index during the one-	any other affiliated organization. These views are subject
year period. A tilt toward the largest market capitalization stocks	to change at any time based upon market conditions or
and tilt away from stocks with the highest earnings variability	other events, and RIM disclaims any responsibility to
contributed positively to benchmark-relative performance. Sector	update the views contained herein. These views should not
allocation decisions were rewarded, including an overweight to	be relied on as investment advice and, because investment
financials and an underweight to energy.	decisions for a Russell Investment Company (“RIC”) Fund
During the period, RIM used index futures contracts to equitize	are based on numerous factors, should not be relied on as
the Fund’s cash. The decision to equitize cash was beneficial to	an indication of investment decisions of any RIC Fund.

U.S. Core Equity Fund 11

Russell Investment Company
U.S. Core Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares. Class I
Shares are no longer offered and were reclassified as S Shares on August 18, 2017.

‡‡‡‡ The Fund first issued Class Y Shares on March 30, 2000, closed its Class Y Shares on May 4, 2015 and reopened its Class Y Shares on March 1, 2017. The returns shown for Class Y Shares for the periods May 5, 2015 through February 28, 2017 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares. Class I Shares are no longer offered and were reclassified as S Shares on August 18, 2017.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

12 U.S. Core Equity Fund

Russell Investment Company
U.S. Core Equity Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,085.00	$1,019.66
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$5.78	$5.60
Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.10%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) .
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2017	$1,081.00	$1,015.88
the expenses you paid on your account during this period.	Expenses Paid During Period*	$9.70	$9.40

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 1.85%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period) .
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2017	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
	October 31, 2017	$1,084.80	$1,019.66
funds. To do so, compare this 5% hypothetical example with the	Expenses Paid During Period*	$5.78	$5.60
5% hypothetical examples that appear in the shareholder reports
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 1.10%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) .

U.S. Core Equity Fund 13

Russell Investment Company
U.S. Core Equity Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,086.40	$1,021.12
Expenses Paid During Period*	$4.26	$4.13

* Expenses are equal to the Fund's annualized expense ratio of 0.81%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,087.40	$1,021.88
Expenses Paid During Period*	$3.47	$3.36

* Expenses are equal to the Fund's annualized expense ratio of 0.66%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) .

14 U.S. Core Equity Fund

Russell Investment Company
U.S. Core Equity Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 96.9%			Consumer Staples - 4.7%
Consumer Discretionary - 12.1%			Altria Group, Inc.	47,571	3,055
Aaron's, Inc. Class A	5,400	199	Archer-Daniels-Midland Co.	15,831	647
Advance Auto Parts, Inc.	7,846	641	Bunge, Ltd.	6,900	475
Amazon. com, Inc. (Æ)	6,947	7,677	Clorox Co. (The)	4,680	592
AutoZone, Inc. (Æ)	1,156	681	Coca-Cola Co. (The)	32,707	1,504
Bloomin' Brands, Inc.	6,100	108	Colgate-Palmolive Co.	1,200	85
Carnival Corp.	9,728	646	Constellation Brands, Inc. Class A	3,269	716
Chipotle Mexican Grill, Inc. Class A(Æ)	8,509	2,314	CVS Health Corp.	16,214	1,111
Comcast Corp. Class A	43,624	1,572	Dr Pepper Snapple Group, Inc.	13,000	1,114
Cooper-Standard Holdings, Inc. (Æ)	4,850	541	General Mills, Inc.	5,721	297
Costco Wholesale Corp.	10,982	1,769	Kellogg Co.	2,986	187
Diageo PLC - ADR	7,267	996	Kimberly-Clark Corp.	9,827	1,106
Dollar Tree, Inc. (Æ)	3,191	291	Kraft Heinz Co. (The)	3,620	280
Domino's Pizza, Inc.	3,450	631	Molson Coors Brewing Co. Class B	9,042	731
DR Horton, Inc.	67,236	2,973	Mondelez International, Inc. Class A	80,856	3,350
Ford Motor Co.	53,100	652	PepsiCo, Inc.	31,218	3,441
General Motors Co.	64,940	2,791	Philip Morris International, Inc.	61,900	6,476
Goodyear Tire & Rubber Co. (The)	27,639	845	Procter & Gamble Co. (The)	12,813	1,106
Hanesbrands, Inc.	24,782	558	Sysco Corp.	4,104	228
Home Depot, Inc. (The)	5,522	915	Tyson Foods, Inc. Class A	16,800	1,225
Kohl's Corp.	5,663	236	Walgreens Boots Alliance, Inc.	5,525	366
Lennar Corp. Class A	3,177	177			28,092
Lowe's Cos. , Inc.	33,810	2,703

Macy's, Inc.	6,750	127	Energy - 7.9%
Madison Square Garden Co. (The) Class A(Æ)	5,316	1,184	Anadarko Petroleum Corp.	18,067	892
Marriott International, Inc. Class A	2,409	288	Arch Coal, Inc. (Æ)	4,540	347
McDonald's Corp.	16,383	2,735	BP PLC - ADR	141,833	5,769
Michael Kors Holdings, Ltd. (Æ)	1,800	88	Canadian Natural Resources, Ltd.	55,328	1,931
Nike, Inc. Class B	62,954	3,462	Chevron Corp.	62,785	7,277
Nordstrom, Inc.	4,346	172	Cimarex Energy Co.	1,000	117
Norwegian Cruise Line Holdings, Ltd. (Æ)	7,278	406	ConocoPhillips	72,131	3,689
NVR, Inc. (Æ)	406	1,332	Core Laboratories NV	22,062	2,204
Omnicom Group, Inc.	13,600	914	Devon Energy Corp.	37,571	1,386
Priceline Group, Inc. (The)(Æ)	1,596	3,051	Exxon Mobil Corp.	92,781	7,734
PulteGroup, Inc.	9,769	295	First Solar, Inc. (Æ)	20,197	1,107
Ralph Lauren Corp. Class A	1,500	134	Helmerich & Payne, Inc.	23,436	1,273
Regal Entertainment Group Class A	33,094	541	HollyFrontier Corp.	3,900	144
Starbucks Corp.	58,744	3,222	Kinder Morgan, Inc.	54,118	980
Tapestry, Inc.	48,411	1,983	Magna International, Inc. Class A	16,486	899
Target Corp.	38,490	2,272	Marathon Petroleum Corp.	7,300	436
Tenneco, Inc.	3,100	180	National Oilwell Varco, Inc.	14,100	482
Thomson Reuters Corp.	3,987	187	Occidental Petroleum Corp.	36,102	2,331
Thor Industries, Inc.	1,340	183	Oceaneering International, Inc.	10,655	215
Time Warner, Inc.	4,073	400	PBF Energy, Inc. Class A	34,300	994
TJX Cos. , Inc.	55,709	3,888	Phillips 66	35,425	3,227
Toll Brothers, Inc.	5,325	245	Schlumberger, Ltd.	41,465	2,653
Twenty-First Century Fox, Inc. Class A	7,600	199	Valero Energy Corp.	11,600	915
Ulta Beauty, Inc. (Æ)	11,883	2,398
Viacom, Inc. Class B	3,591	86			47,002
Visteon Corp. (Æ)	4,010	505
Wal-Mart Stores, Inc.	77,186	6,739	Financial Services - 19.8%
Walt Disney Co. (The)	31,494	3,081	Aflac, Inc.	4,371	367
Whirlpool Corp.	6,400	1,049	AGNC Investment Corp. (Æ)	26,992	543
Yum China Holdings, Inc.	2,344	95	Alliance Data Systems Corp.	9,710	2,172
Yum! Brands, Inc.	12,244	912	Allstate Corp. (The)	24,334	2,283
			American Express Co.	40,600	3,879
		72,269	American International Group, Inc.	9,100	588
			American Tower Corp. (ö)	2,228	320

See accompanying notes which are an integral part of the financial statements.

U.S. Core Equity Fund 15

Russell Investment Company
U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Ameriprise Financial, Inc.	1,274	199	Progressive Corp. (The)	28,700	1,396
Aspen Insurance Holdings, Ltd.	17,700	759	Prologis, Inc. (ö)	8,601	555
Athene Holding, Ltd. Class A(Æ)	3,800	198	Prudential Financial, Inc.	10,684	1,180
Axis Capital Holdings, Ltd.	13,100	713	Public Storage(ö)	1,744	361
Bank of America Corp.	270,629	7,413	Radian Group, Inc.	24,755	519
BB&T Corp.	7,141	352	Regions Financial Corp.	15,506	240
Berkshire Hathaway, Inc. Class B(Æ)	23,516	4,396	Reinsurance Group of America, Inc. Class A	4,820	720
Blackstone Group, LP (The)	44,461	1,480	Santander Consumer USA Holdings, Inc. (Æ)	67,533	1,124
BNP Paribas - ADR	23,472	918	Signature Bank(Æ)	1,480	192
Brighthouse Financial, Inc. (Æ)	7,754	482	Simon Property Group, Inc. (ö)	3,224	501
Camden Property Trust(ö)	3,100	283	SL Green Realty Corp. (ö)	4,390	420
Capital One Financial Corp.	27,165	2,504	State Street Corp.	70,664	6,502
Chubb, Ltd.	3,167	478	Sunstone Hotel Investors, Inc. (ö)	11,500	188
Citigroup, Inc.	70,623	5,190	SunTrust Banks, Inc.	23,798	1,433
Citizens Financial Group, Inc.	5,312	202	Synchrony Financial	21,824	712
CME Group, Inc. Class A	2,128	292	Synovus Financial Corp.	10,400	487
Comerica, Inc.	10,600	833	TCF Financial Corp.	3,000	55
Commerce Bancshares, Inc.	12,780	743	Terreno Realty Corp. (ö)	3,000	110
Crown Castle International Corp. (ö)	2,175	233	TFS Financial Corp.	15,162	234
Cullen/Frost Bankers, Inc.	2,236	220	Travelers Cos. , Inc. (The)	16,512	2,187
Discover Financial Services	5,600	373	Two Harbors Investment Corp. (ö)	46,918	460
Duke Realty Corp. (ö)	7,100	202	US Bancorp	32,011	1,740
Dun & Bradstreet Corp. (The)	3,430	401	Visa, Inc. Class A	37,388	4,111
E*Trade Financial Corp. (Æ)	9,000	392	Voya Financial, Inc.	37,894	1,522
Equinix, Inc. (Æ)(ö)	5,073	2,351	Wells Fargo & Co.	102,578	5,759
Equity Residential(ö)	27,756	1,867	XL Group, Ltd.	82,100	3,323
Essex Property Trust, Inc. (ö)	1,300	341			118,185
Fidelity National Information Services, Inc.	1,699	158
Fifth Third Bancorp	8,968	259	Health Care - 11.6%
First Data Corp. Class A(Æ)	45,063	803	Abbott Laboratories	9,167	497
Fiserv, Inc. (Æ)	1,413	183	AbbVie, Inc.	12,454	1,124
FleetCor Technologies, Inc. (Æ)	18,830	3,112	Acadia Pharmaceuticals, Inc. (Æ)	2,898	101
Franklin Resources, Inc.	4,503	190	Aerie Pharmaceuticals, Inc. (Æ)	38,423	2,373
GGP, Inc. (Æ)(ö)	21,140	411	Alexion Pharmaceuticals, Inc. (Æ)	1,609	193
Goldman Sachs Group, Inc. (The)	10,280	2,493	Allergan PLC(Æ)	4,571	810
Green Dot Corp. Class A(Æ)	2,000	113	Allscripts Healthcare Solutions, Inc. (Æ)	29,450	397
Hancock Holding Co.	2,400	117	Amgen, Inc.	3,120	547
Hartford Financial Services Group, Inc.	12,919	711	Anthem, Inc. (Æ)	8,060	1,686
HCP, Inc. (ö)	50,900	1,315	Baxter International, Inc.	30,912	1,993
Huntington Bancshares, Inc.	14,146	195	Becton Dickinson and Co.	1,854	387
Intercontinental Exchange, Inc.	3,941	261	Biogen, Inc. (Æ)	4,601	1,434
Jack Henry & Associates, Inc.	1,589	175	BioMarin Pharmaceutical, Inc. (Æ)	1,487	122
JPMorgan Chase & Co.	80,146	8,064	Bioverativ, Inc. (Æ)	2,877	163
KeyCorp	71,057	1,297	Bristol-Myers Squibb Co.	7,186	443
KKR & Co. , LP	94,170	1,888	Cardinal Health, Inc.	7,000	433
Loews Corp.	48,700	2,411	Celgene Corp. (Æ)	7,735	781
LPL Financial Holdings, Inc.	2,000	99	Cerner Corp. (Æ)	77,132	5,208
M&T Bank Corp.	13,037	2,174	Eli Lilly & Co.	4,761	390
Marsh & McLennan Cos. , Inc.	5,020	406	Express Scripts Holding Co. (Æ)	13,313	816
MasterCard, Inc. Class A	33,754	5,022	Gilead Sciences, Inc.	11,657	874
MetLife, Inc.	4,291	230	Henry Schein, Inc. (Æ)	7,160	563
Navient Corp.	11,891	148	Horizon Pharma PLC(Æ)	40,343	547
New York Community Bancorp, Inc.	10,954	138	Humana, Inc.	1,590	406
Northern Trust Corp.	13,400	1,253	Jazz Pharmaceuticals PLC(Æ)	2,330	330
OneMain Holdings, Inc. (Æ)	12,387	394	Johnson & Johnson	73,337	10,222
PayPal Holdings, Inc. (Æ)	4,583	333	Juno Therapeutics, Inc. (Æ)	3,929	176
PNC Financial Services Group, Inc. (The)	26,825	3,669	Mallinckrodt PLC(Æ)	15,325	486
Popular, Inc.	4,500	165	McKesson Corp.	5,290	729

See accompanying notes which are an integral part of the financial statements.

16 U.S. Core Equity Fund

Russell Investment Company
U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Medtronic PLC	35,937	2,894	Delta Air Lines, Inc.	29,155	1,459
Merck & Co. , Inc.	93,847	5,169	Eaton Corp. PLC	8,052	644
Mylan NV(Æ)	22,801	814	EMCOR Group, Inc.	7,300	588
Novo Nordisk A/S - ADR	50,575	2,518	Emerson Electric Co.	5,240	338
Pfizer, Inc.	152,316	5,341	FedEx Corp.	12,315	2,781
Quintiles Transnational Holdings, Inc. (Æ)	2,408	260	Fluor Corp.	11,391	491
Regeneron Pharmaceuticals, Inc. (Æ)	6,625	2,668	General Dynamics Corp.	1,575	320
Sage Therapeutics, Inc. (Æ)	7,775	492	General Electric Co.	88,893	1,792
Sanofi - ADR	32,700	1,546	Honeywell International, Inc.	10,266	1,480
Seattle Genetics, Inc. (Æ)	2,463	151	Illinois Tool Works, Inc.	2,465	386
Shire PLC - ADR	2,846	420	Jacobs Engineering Group, Inc.	14,000	815
Stryker Corp.	2,642	409	JB Hunt Transport Services, Inc.	27,117	2,885
Thermo Fisher Scientific, Inc.	14,581	2,827	Johnson Controls International PLC(Æ)	83,749	3,467
United Therapeutics Corp. (Æ)	1,291	153	Landstar System, Inc.	12,640	1,248
UnitedHealth Group, Inc.	40,134	8,437	Lockheed Martin Corp.	13,367	4,119
Vertex Pharmaceuticals, Inc. (Æ)	1,626	238	ManpowerGroup, Inc.	3,400	419
WellCare Health Plans, Inc. (Æ)	2,520	498	Norfolk Southern Corp.	18,410	2,419
		69,066	Northrop Grumman Corp.	1,122	332
			Paychex, Inc.	3,073	196
Materials and Processing - 3.0%			Pentair PLC	21,242	1,497
Air Products & Chemicals, Inc.	1,775	283	Quanta Services, Inc. (Æ)	59,324	2,238
Ashland Global Holdings, Inc.	4,700	320	Raytheon Co.	26,243	4,730
Celanese Corp. Class A	14,800	1,544	Rockwell Automation, Inc.	6,980	1,402
Crown Holdings, Inc. (Æ)	13,956	840	Rush Enterprises, Inc. Class A(Æ)	2,300	117
DowDuPont, Inc.	68,865	4,979	Ryder System, Inc.	2,600	211
Eastman Chemical Co.	10,940	993	Southwest Airlines Co.	37,300	2,009
Ecolab, Inc.	23,997	3,135	Stanley Black & Decker, Inc.	14,200	2,294
Hexcel Corp.	30,688	1,862	Textron, Inc.	12,400	654
Louisiana-Pacific Corp. (Æ)	15,898	432	Toro Co. (The)	12,100	760
LyondellBasell Industries NV Class A	7,750	803	Trimble Navigation, Ltd. (Æ)	50,097	2,048
Monsanto Co.	2,019	245	TriNet Group, Inc. (Æ)	3,100	108
NewMarket Corp.	1,790	717	Union Pacific Corp.	4,371	506
Owens Corning	3,400	281	United Continental Holdings, Inc. (Æ)	16,465	963
PPG Industries, Inc.	2,986	347	United Parcel Service, Inc. Class B	17,195	2,021
Praxair, Inc.	1,238	181	United Technologies Corp.	26,735	3,202
Reliance Steel & Aluminum Co.	7,421	570	Waste Management, Inc.	3,559	292
Silgan Holdings, Inc.	3,528	103	Werner Enterprises, Inc.	10,400	371
WestRock Co.	1,526	94	Xerox Corp.	8,000	242
			XPO Logistics, Inc. (Æ)	29,146	2,021
		17,729	Xylem, Inc.	32,849	2,185

Producer Durables - 12.7%					75,775
3M Co.	3,402	783
Accenture PLC Class A	14,564	2,073	Technology - 20.5%
Adient PLC	17,827	1,504	Activision Blizzard, Inc.	2,222	146
AECOM(Æ)	68,246	2,392	Adobe Systems, Inc. (Æ)	11,265	1,973
AerCap Holdings NV(Æ)	26,227	1,381	Alibaba Group Holding, Ltd. - ADR(Æ)	10,791	1,995
AGCO Corp.	16,740	1,148	Alphabet, Inc. Class A(Æ)	2,813	2,906
American Airlines Group, Inc.	22,475	1,052	Alphabet, Inc. Class C(Æ)	14,182	14,418
Ametek, Inc.	1,742	118	Amdocs, Ltd.	2,820	184
Automatic Data Processing, Inc.	20,727	2,410	Amphenol Corp. Class A	2,935	255
Boeing Co. (The)	13,288	3,428	Apple, Inc.	88,791	15,008
Carlisle Cos. , Inc.	756	83	Applied Materials, Inc.	40,002	2,258
Caterpillar, Inc.	14,885	2,021	ARRIS International PLC(Æ)	15,500	442
Colfax Corp. (Æ)	4,300	179	Arrow Electronics, Inc. (Æ)	9,800	819
Copart, Inc. (Æ)	11,200	406	ASML Holding NV Class G	11,036	1,995
Cummins, Inc.	1,104	195	Aspen Technology, Inc. (Æ)	9,400	606
Danaher Corp.	3,874	357	Autodesk, Inc. (Æ)	21,044	2,630
Deere & Co.	1,465	195	Avnet, Inc.	34,255	1,364

See accompanying notes which are an integral part of the financial statements.

U.S. Core Equity Fund 17

Russell Investment Company
U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($) or	Value		Amount ($) or		Value
	Shares	$		Shares		$
Benchmark Electronics, Inc. (Æ)	9,200	285	Dominion Energy, Inc.	6,447		523
Broadcom, Ltd.	9,463	2,498	Duke Energy Corp.	3,999		353
Brocade Communications Systems, Inc.	12,976	151	Edison International	5,200		416
CA, Inc.	4,421	143	Entergy Corp.	42,300		3,648
Cadence Design Systems, Inc. (Æ)	25,700	1,109	Eversource Energy	16,200		1,015
Ciena Corp. (Æ)	8,100	172	NextEra Energy, Inc.	11,185		1,735
Cirrus Logic, Inc. (Æ)	3,600	202	NiSource, Inc.	38,600		1,018
Cisco Systems, Inc.	108,218	3,695	PG&E Corp.	10,427		603
Cognizant Technology Solutions Corp. Class			Pinnacle West Capital Corp.	9,100		798
A	6,613	500	Public Service Enterprise Group, Inc.	6,500		320
CommVault Systems, Inc. (Æ)	3,600	187	RingCentral, Inc. Class A(Æ)	2,300		97
Cornerstone OnDemand, Inc. (Æ)	4,700	180	Southern Co. (The)	10,611		554
Corning, Inc.	5,180	162	T-Mobile US, Inc. (Æ)	24,929		1,490
DXC Technology Co.	28,038	2,566	US Cellular Corp. (Æ)	3,000		110
Electronic Arts, Inc. (Æ)	2,419	289	Verizon Communications, Inc.	66,091		3,163
F5 Networks, Inc. (Æ)	4,260	517				27,676
Facebook, Inc. Class A(Æ)	49,322	8,882

FireEye, Inc. (Æ)	6,500	110	Total Common Stocks
Gartner, Inc. (Æ)	9,330	1,169
Hewlett Packard Enterprise Co.	36,100	503	(cost $437,885)			577,717
HP, Inc. (Æ)	37,188	802
Insight Enterprises, Inc. (Æ)	1,140	51	Short-Term Investments - 3.1%
Intel Corp.	104,940	4,773	U. S. Cash Management Fund(@)	18,137,721	(8)	18,140
International Business Machines Corp.	23,570	3,631	United States Treasury Bills
Intuit, Inc.	1,432	216	0.973% due 12/07/17 (~)(§)	600		599
Jabil Circuit, Inc.	4,500	127	Total Short-Term Investments
Juniper Networks, Inc.	42,000	1,043	(cost $18,739)			18,739
Lam Research Corp.	972	203

Marvell Technology Group, Ltd.	132,727	2,451	Total Investments 100.0%
Micron Technology, Inc. (Æ)	32,445	1,438
Microsoft Corp.	146,915	12,220	(identified cost $456,624)			596,456
Motorola Solutions, Inc.	1,668	151
NetApp, Inc.	8,900	395	Other Assets and Liabilities, Net
NVIDIA Corp.	1,235	255	- 0.0%			72
Oracle Corp.	105,864	5,388	Net Assets - 100.0%			596,528
QUALCOMM, Inc.	54,039	2,756
Red Hat, Inc. (Æ)	27,463	3,319
Salesforce. com, Inc. (Æ)	34,850	3,566
SAP SE - ADR	21,374	2,441
Synopsys, Inc. (Æ)	20,539	1,777
Tableau Software, Inc. Class A(Æ)	3,200	259
Tech Data Corp. (Æ)	3,660	340
Texas Instruments, Inc.	5,336	516
Twitter, Inc. (Æ)	23,600	487
VeriFone Systems, Inc. (Æ)	3,700	71
Verint Systems, Inc. (Æ)	12,500	528
Viavi Solutions, Inc. Class W(Æ)	64,600	599
Western Digital Corp.	4,500	402
Xilinx, Inc.	8,900	656
Zynga, Inc. Class A(Æ)	190,400	743
		121,923

Utilities - 4.6%
American Electric Power Co. , Inc.	13,829	1,029
American Water Works Co. , Inc.	6,600	579
AT&T, Inc.	269,953	9,084
Calpine Corp. (Æ)	34,396	514
CMS Energy Corp.	12,960	627

See accompanying notes which are an integral part of the financial statements.

18 U.S. Core Equity Fund

Russell Investment Company
U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts
Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
			Number of	Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures			49	USD	6,303	12/17	144
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							144

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$72,269	$—	$—		$—	$72,269	12.1
Consumer Staples	28,092	—	—		—	28,092	4.7
Energy	47,002	—	—		—	47,002	7.9
Financial Services	118,185	—	—		—	118,185	19.8
Health Care	69,066	—	—		—	69,066	11.6
Materials and Processing	17,729	—	—		—	17,729	3.0
Producer Durables	75,775	—	—		—	75,775	12.7
Technology	121,923	—	—		—	121,923	20.5
Utilities	27,676	—	—		—	27,676	4.6
Short-Term Investments	—	599	—		18,140	18,739	3.1
Total Investments	577,717	599	—		18,140	596,456	100.0
Other Assets and Liabilities, Net							— *
							100.0
Other Financial Instruments
Assets
Futures Contracts	144	—	—		—	144	— *

Total Other Financial Instruments**	$144	$—	$—		$—	$144

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

U.S. Core Equity Fund 19

Russell Investment Company
U.S. Core Equity Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$144

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,930

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$515

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

20 U.S. Core Equity Fund

Russell Investment Company
U.S. Core Equity Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands
Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$12	$—	$12
Total Financial and Derivative Assets		12	—	12
Financial and Derivative Assets not subject to a netting agreement		(12)	—	(12)
Total Financial and Derivative Assets subject to a netting agreement		$—	$—	$—

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

U.S. Core Equity Fund 21

Russell Investment Company
U.S. Core Equity Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$456,624
Investments, at fair value(>)	596,456
Cash (restricted)(a)	200
Receivables:
Dividends and interest	463
Dividends from affiliated funds	25
Investments sold	4,531
Fund shares sold	14
Variation margin on futures contracts	12
Total assets	601,701

Liabilities
Payables:
Investments purchased	3,792
Fund shares redeemed	836
Accrued fees to affiliates	430
Other accrued expenses	115
Total liabilities	5,173

Net Assets	$596,528

See accompanying notes which are an integral part of the financial statements.

22 U.S. Core Equity Fund

Russell Investment Company
U.S. Core Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$324
Accumulated net realized gain (loss)	64,654
Unrealized appreciation (depreciation) on:
Investments	139,832
Futures contracts	144
Shares of beneficial interest	170
Additional paid-in capital	391,404
Net Assets	$596,528

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$35.18
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$37.33
Class A — Net assets	$30,613,871
Class A — Shares outstanding ($. 01 par value)	870,188
Net asset value per share: Class C(#)	$34.41
Class C — Net assets	$41,161,548
Class C — Shares outstanding ($. 01 par value)	1,196,351
Net asset value per share: Class E(#)	$35.24
Class E — Net assets	$4,123,707
Class E — Shares outstanding ($. 01 par value)	117,010
Net asset value per share: Class S(#)	$35.10
Class S — Net assets	$486,964,093
Class S — Shares outstanding ($. 01 par value)	13,873,674
Net asset value per share: Class Y(#)	$35.07
Class Y — Net assets	$33,664,422
Class Y — Shares outstanding ($. 01 par value)	959,827
Amounts in thousands
(>) Investments in affiliates, U. S. Cash Management Fund	$18,140

(a) Cash Collateral for Futures	$200
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

U.S. Core Equity Fund 23

Russell Investment Company
U.S. Core Equity Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$12,519
Dividends from affiliated funds	202
Interest	7
Total investment income	12,728

Expenses
Advisory fees	3,668
Administrative fees	322
Custodian fees	140
Distribution fees - Class A	76
Distribution fees - Class C	317
Transfer agent fees - Class A	61
Transfer agent fees - Class C	85
Transfer agent fees - Class E	11
Transfer agent fees - Class I(1)	438
Transfer agent fees - Class S	602
Transfer agent fees - Class Y	1
Professional fees	80
Registration fees	99
Shareholder servicing fees - Class C	106
Shareholder servicing fees - Class E	13
Trustees’ fees	22
Printing fees	35
Miscellaneous	23
Expenses before reductions	6,099
Expense reductions	(146)
Net expenses	5,953
Net investment income (loss)	6,775

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	88,570
Investments in affiliated funds	5
Futures contracts	2,930
Net realized gain (loss)	91,505
Net change in unrealized appreciation (depreciation) on:
Investments	39,342
Investments in affiliated funds	(5)
Futures contracts	515
Net change in unrealized appreciation (depreciation)	39,852
Net realized and unrealized gain (loss)	131,357
Net Increase (Decrease) in Net Assets from Operations	$138,132
(1)For the period November 1, 2016 to August 18, 2017 (date of reclassification) .

See accompanying notes which are an integral part of the financial statements.

24 U.S. Core Equity Fund

Russell Investment Company
U.S. Core Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,775	$9,925
Net realized gain (loss)	91,505	64,213
Net change in unrealized appreciation (depreciation)	39,852	(56,455)
Net increase (decrease) in net assets from operations	138,132	17,683

Distributions
From net investment income
Class A	(247)	(335)
Class C	(68)	(170)
Class E	(41)	(80)
Class I(1)	(2,741)	(5,560)
Class S	(3,545)	(4,007)
Class Y	(280)	—
From net realized gain
Class A	(2,622)	(6,287)
Class C	(3,861)	(9,369)
Class E	(620)	(1,460)
Class I(1)	(31,120)	(86,408)
Class S	(23,026)	(64,637)
Net decrease in net assets from distributions	(68,171)	(178,313)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(162,616)	(100,399)
Total Net Increase (Decrease) in Net Assets	(92,655)	(261,029)

Net Assets
Beginning of period	689,183	950,212
End of period	$596,528	$689,183
Undistributed (overdistributed) net investment income included in net assets	$324	$313

(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification) .

See accompanying notes which are an integral part of the financial statements.

U.S. Core Equity Fund 25

Russell Investment Company
U.S. Core Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from shares sold	56	$1,827	89	$2,824
Proceeds from reinvestment of distributions	91	2,833	217	6,553
Payments for shares redeemed	(181)	(5,965)	(297)	(9,325)
Net increase (decrease)	(34)	(1,305)	9	52
Class C
Proceeds from shares sold	59	1,835	62	1,902
Proceeds from reinvestment of distributions	126	3,840	317	9,385
Payments for shares redeemed	(344)	(10,993)	(345)	(10,587)
Net increase (decrease)	(159)	(5,318)	34	700
Class E
Proceeds from shares sold	4	125	11	341
Proceeds from reinvestment of distributions	21	656	50	1,527
Payments for shares redeemed	(125)	(4,058)	(45)	(1,391)
Net increase (decrease)	(100)	(3,277)	16	477
Class I(1)
Proceeds from shares sold	131	4,182	482	14,832
Proceeds from reinvestment of distributions	1,081	33,443	3,004	90,513
Payments for shares redeemed	(12,325)	(406,138)	(5,283)	(167,193)
Net increase (decrease)	(11,113)	(368,513)	(1,797)	(61,848)
Class S
Proceeds from shares sold	7,676	253,535	466	14,530
Proceeds from reinvestment of distributions	834	25,965	2,228	67,163
Payments for shares redeemed	(2,887)	(94,797)	(3,857)	(121,473)
Net increase (decrease)	5,623	184,703	(1,163)	(39,780)
Class Y(2)
Proceeds from shares sold	1,383	45,268	—	—
Proceeds from reinvestment of distributions	6	197	—	—
Payments for shares redeemed	(429)	(14,371)	—	—
Net increase (decrease)	960	31,094	—	—
Total increase (decrease)	(4,823)	$(162,616)	(2,901)	$(100,399)

(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification) .
(2) For the period March 1, 2017 (commencement of operations) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

26 U.S. Core Equity Fund

(This page intentionally left blank)

Russell Investment Company
U.S. Core Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	31.65	. 26	6.46	6.72	(. 27)	(2.92)
October 31, 2016	38.50	. 34	. 45	. 79	(. 37)	(7.27)
October 31, 2015	43.30	. 31	1.44	1.75	(. 44)	(6.11)
October 31, 2014	38.17	. 39	5.12	5.51	(. 38)	—
October 31, 2013	30.29	. 31	7.88	8.19	(. 31)	—

Class C
October 31, 2017	31.05	. 02	6.31	6.33	(. 05)	(2.92)
October 31, 2016	37.90	. 10	. 45	. 55	(. 13)	(7.27)
October 31, 2015	42.78	. 02	1.42	1.44	(. 21)	(6.11)
October 31, 2014	37.78	. 08	5.07	5.15	(. 15)	—
October 31, 2013	30.01	. 05	7.80	7.85	(. 08)	—

Class E
October 31, 2017	31.69	. 27	6.46	6.73	(. 26)	(2.92)
October 31, 2016	38.53	. 34	. 46	. 80	(. 37)	(7.27)
October 31, 2015	43.33	. 31	1.43	1.74	(. 43)	(6.11)
October 31, 2014	38.17	. 40	5.13	5.53	(. 37)	—
October 31, 2013	30.29	. 32	7.87	8.19	(. 31)	—

Class S
October 31, 2017	31.60	. 33	6.47	6.80	(. 38)	(2.92)
October 31, 2016	38.45	. 42	. 45	. 87	(. 45)	(7.27)
October 31, 2015	43.26	. 41	1.43	1.84	(. 54)	(6.11)
October 31, 2014	38.12	. 49	5.13	5.62	(. 48)	—
October 31, 2013	30.26	. 39	7.86	8.25	(. 39)	—

Class Y
October 31, 2017(7)	32.22	. 06	3.10	3.16	(. 31)	—
October 31, 2016(j)	—	—	—	—	—	—
October 31, 2015	43.19	. 26	2.13	2.39	(. 38)	(6.11)
October 31, 2014	38.06	. 58	5.11	5.69	(. 56)	—
October 31, 2013	30.21	. 46	7.85	8.31	(. 46)	—

See accompanying notes which are an integral part of the financial statements.

28 U.S. Core Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)(l)	Net(d)(e)(l)	Net Assets(d)(e)	Turnover Rate(b)(k)

(3.19)	35.18	22.63	30,614	1.11	1.11	. 79	90
(7.64)	31.65	3.15	28,620	1.08	1.08	1.07	73
(6.55)	38.50	4.17	34,474	1.09	1.09	. 79	90
(. 38)	43.30	14.49	36,334	1.08	1.08	. 95	73
(. 31)	38.17	27.19	33,491	1.07	1.07	. 90	97

(2.97)	34.41	21.73	41,162	1.86	1.86	. 05	90
(7.40)	31.05	2.42	42,062	1.83	1.83	. 32	73
(6.32)	37.90	3.39	50,046	1.84	1.84	. 04	90
(. 15)	42.78	13.66	54,530	1.83	1.83	. 21	73
(. 08)	37.78	26.23	55,105	1.82	1.82	. 16	97

(3.18)	35.24	22.61	4,124	1.11	1.11	. 82	90
(7.64)	31.69	3.18	6,889	1.08	1.08	1.07	73
(6.54)	38.53	4.14	7,752	1.09	1.09	. 80	90
(. 37)	43.33	14.52	11,449	1.08	1.08	. 97	73
(. 31)	38.17	27.18	19,657	1.07	1.06	. 95	97

(3.30)	35.10	22.94	486,964	. 86	. 83	1.01	90
(7.72)	31.60	3.43	260,691	. 83	. 83	1.33	73
(6.65)	38.45	4.42	361,883	. 84	. 84	1.04	90
(. 48)	43.26	14.80	428,952	. 83	. 83	1.20	73
(. 39)	38.12	27.51	450,265	. 82	. 82	1.15	97

(. 31)	35.07	9.86	33,664	. 66	. 66	1.16	90
—	—	—	—	—	—	—	—
(6.49)	39.09	5.88	12,557	. 64	. 64	1.30	90
(. 56)	43.19	15.02	707,630	. 63	. 63	1.42	73
(. 46)	38.06	27.74	989,520	. 62	. 62	1.35	97

See accompanying notes which are an integral part of the financial statements.

U.S. Core Equity Fund 29

Russell Investment Company
U.S. Core Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$280,102
Administration fees	24,489
Distribution fees	32,741
Shareholder servicing fees	9,622
Transfer agent fees	79,605
Trustee fees	3,163
$429,722

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$32,275	$253,667	$267,802	$5	$(5)	$18,140	$202	$—
	$32,275	$253,667	$267,802	$5	$(5)	$18,140	$202	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$461,230,018
Unrealized Appreciation	$144,833,141
Unrealized Depreciation	(9,607,080)
Net Unrealized Appreciation (Depreciation)	$135,226,061
Undistributed Ordinary Income	$21,785,423
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$47,943,062
Tax Composition of Distributions
Ordinary Income	$6,921,821
Long-Term Capital Gains	$61,249,429

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$158
Accumulated net realized gain (loss)	(20,110)
Additional paid-in capital	19,952

See accompanying notes which are an integral part of the financial statements.

30 U.S. Core Equity Fund

Russell Investment Company
U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

U. S. Defensive Equity Fund - Class A‡			Russell 1000® Defensive IndexTM**
	Total			Total
	Return			Return
1 Year	11.45%		1 Year	20.87%
5 Years	11.91	%§	5 Years	14.67	%§
			10 Years	7.85	%§
10 Years	5.15	%§
			U. S. Defensive Equity Linked Benchmark***
U. S. Defensive Equity Fund - Class C‡‡				Total
	Total			Return
	Return		1 Year	20.87%
1 Year	17.36%		5 Years	14.27	%§
			10 Years	7.07	%§
5 Years	12.40	%§
10 Years	5.04	%§

U. S. Defensive Equity Fund - Class E
	Total
	Return
1 Year	18.26%
5 Years	13.25	%§
10 Years	5.81	%§

U. S. Defensive Equity Fund - Class S‡‡‡
	Total
	Return
1 Year	18.57%
5 Years	13.53	%§
10 Years	6.04	%§

U. S. Defensive Equity Fund - Class Y
	Total
	Return
1 Year	18.79%
5 Years	13.75	%§
10 Years	6.22	%§

U.S. Defensive Equity Fund 31

Russell Investment Company
U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The U. S. Defensive Equity Fund (the “Fund”) employs a multi-	companies concentrated in the technology and health care sectors
manager approach whereby portions of the Fund are allocated to	continued for the majority of 2017 as earnings growth of these
different money manager strategies. Fund assets not allocated to	companies was boosted by exposure to international markets and
money managers are managed by Russell Investment Management,	a weaker U. S. dollar.
LLC (“RIM”), the Fund’s advisor. RIM may change the allocation
of the Fund’s assets among money managers at any time. An	How did the investment strategies and techniques employed
exemptive order from the Securities and Exchange Commission	by the Fund and its money managers affect its benchmark-
(“SEC”) permits RIM to engage or terminate a money manager	relative performance?
at any time, subject to approval by the Fund’s Board, without a	Relative to its benchmark, the Russell 1000® Defensive™ Index,
shareholder vote. Pursuant to the terms of the exemptive order,	the Fund was consistently underweight the largest stocks by
the Fund is required to notify its shareholders within 90 days of	market capitalization, the highest dividend yielding stocks, and
when a money manager begins providing services. As of October	companies with higher leverage, while it was overweight stocks
31, 2017, the Fund had three money managers.	with attractive valuations. Over the period, the value positioning detracted from performance as growth outperformed value, while
What is the Fund’s investment objective?	the rest of the factors had a positive impact on Fund performance
The Fund seeks to provide long term capital growth.	given market conditions.

How did the Fund perform relative to its benchmark for the	From a sector standpoint, the expectation for a slow growth
fiscal year ended October 31, 2017?	U. S. economic environment led to the Fund’s overweight in
For the fiscal year ended October 31, 2017, the Fund’s Class A,	sectors such as financials and industrials. The Fund remained
Class C, Class E, Class S and Class Y Shares gained 18.25%,	underweight sectors that are traditionally considered to be interest
17.36%, 18.26%, 18.57%, and 18.79%, respectively. This	rate sensitive such as real estate and utilities. The Fund’s interest
is compared to the Fund’s benchmark, the Russell 1000®	rate sensitive positioning positively impacted Fund performance,
Defensive™ Index, which gained 20.87% during the same period.	as these sectors lagged during the market rally in late 2016.
The Fund’s performance includes operating expenses, whereas	Underperforming holdings within the consumer discretionary and
index returns are unmanaged and do not include expenses of any	consumer staples sectors were the primary detractor to the Fund’s
kind. For Share Classes with inception dates after November 1,	benchmark relative performance over the period.
2016, annual returns reflect the returns of other Share Classes	The Fund employs discretionary and non-discretionary money
of the Fund for the period prior to inception. Please refer to the	managers. The Fund’s discretionary money managers select the
footnotes at the end of the Portfolio Management Discussion and	individual portfolio securities for the assets assigned to them.
Analysis, as applicable.	The Fund’s non-discretionary money managers provide a model
For the fiscal year ended October 31, 2017, the Morningstar®	portfolio to RIM representing their investment recommendations,
Large Blend Category, a group of funds that Morningstar considers	based upon which RIM purchases and sells securities for the
to have investment strategies similar to those of the Fund, gained	Fund. Fund assets not allocated to discretionary money managers
22.34%. This result serves as a peer comparison and is expressed	include assets managed by RIM based upon model portfolios
net of operating expenses.	provided by non-discretionary money managers, the Fund’s cash balances and assets which may be managed directly by RIM to
How did the market conditions described in the Market	effect the Fund’s investment strategies and/or to actively manage
Summary report affect the Fund’s performance?	the Fund’s overall exposures by investing in securities or other
The fiscal year ended October 31, 2017 saw the Fund underperform	instruments that RIM believes will achieve the desired risk/
the Russell 1000® Defensive™ Index. During the last two months	return profile for the Fund.
of 2016, which coincided with the U. S. presidential election	With respect to certain of the Fund’s money managers, Mar Vista
results, the U. S. equity market rallied strongly and was led by	Investment Partners LLC was the best performing manager for the
cyclical small cap value stocks expected to benefit from fiscal	one-year period and outperformed the Russell 1000® Defensive™
stimulus and increasing interest rates. During this period, stocks	Index. Outperforming holdings within the technology and real
with high price momentum underperformed as investors rotated	estate sectors added value. Exposure to companies with low
out of high yielding defensive stocks that had been in favor for	dividend yield and lower capitalization than the benchmark also
much of the prior two years. After the fourth quarter of 2016	contributed positively.
closed out a strong year for small cap value stocks, investor
sentiment rotated strongly in early 2017 toward high growth and	Coho Partners, Ltd. was the worst performing manager for
larger cap companies. The leadership of less profitable growth	the one-year period and underperformed the Russell 1000®

32 U.S. Defensive Equity Fund

Russell Investment Company
U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

Defensive™ Index. Stock selection was the primary detractor	and process in the U. S. large cap defensive market and RIM’s
due to underperforming holdings within the consumer staples and	belief that Mar Vista would be complementary to the existing
industrials sectors. An overweight to stocks with high volatility	manager line-up. Additionally, in June 2017, RIM terminated
was also a headwind.	J. P. Morgan Investment Management, Inc. in order to increase the
During the period, RIM utilized a positioning strategy to control	Fund’s active risk relative to its benchmark while keeping other
Fund-level exposures and risks through the purchase of a stock	exposures, such as sector exposures and volatility, at preferred
portfolio. Using the output from a quantitative model, the strategy	levels.
seeks to position the portfolio to meet RIM’s overall preferred	Money Managers as of October 31,
positioning with respect to Fund exposures along factor and	2017	Styles
industry dimensions. The Fund’s positioning strategy provided	Coho Partners, Ltd.	Defensive
the desired low volatility exposure and the strategy performed in-	Jacobs Levy Equity Management Inc.	Defensive
line with the Fund’s benchmark.	MarVista Investment Partners LLC	Defensive
During the period, RIM used a combination of index futures	The views expressed in this report reflect those of the
contracts to equitize a portion of the Fund’s cash and sold equity	portfolio managers only through the end of the period
index put options with respect to the portion of the Fund’s cash	covered by the report. These views do not necessarily
that RIM determined not to equitize in order to seek gains from	represent the views of RIM or any other person in RIM or
premiums received on their sale. RIM’s strategy of partially	any other affiliated organization. These views are subject to
equitizing cash and writing put-options both contributed	change at any time based upon market conditions or other
positively to the Fund’s absolute performance.	events, and RIM disclaims any responsibility to update the
views contained herein. These views should not be relied on
Describe any changes to the Fund’s structure or the money	as investment advice and, because investment decisions for
manager line-up.	a Russell Investment Company (“RIC”) Fund are based on
During December 2016, RIM terminated PanAgora Asset	numerous factors, should not be relied on as an indication
Management, Inc. and hired Mar Vista Investment Partners LLC	of investment decisions of any RIC Fund.
due to RIM’s confidence in Mar Vista’s investment philosophy

U.S. Defensive Equity Fund 33

Russell Investment Company
U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** Russell 1000® Defensive IndexTM measures the performance of the large-cap defensive segment of the U.S. equity universe. It includes those Russell 1000®
Index companies with relatively stable business conditions which are less sensitive to economic cycles, credit cycles, and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets.

*** The U.S. Defensive Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The U.S. Defensive Equity Linked Benchmark represents the returns of the Russell 1000® Index through
August 14, 2012 and the returns of the Russell 1000® Defensive IndexTM thereafter.

‡ The Fund first issued Class A Shares on September 2, 2008.  The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E
Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008.  The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares.  Had they done so, the returns shown for those periods would have been lower.  Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class S Shares on September 2, 2008.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares. Class I
Shares are no longer offered and were reclassified as S Shares on August 18, 2017.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

34 U.S. Defensive Equity Fund

Russell Investment Company
U.S. Defensive Equity Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,065.20	$1,018.25
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$7.18	$7.02
Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.38%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) .
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2017	$1,061.30	$1,014.47
the expenses you paid on your account during this period.	Expenses Paid During Period*	$11.07	$10.82

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 2.13%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period) .
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2017	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
	October 31, 2017	$1,065.20	$1,018.30
funds. To do so, compare this 5% hypothetical example with the	Expenses Paid During Period*	$7.13	$6.97
5% hypothetical examples that appear in the shareholder reports
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 1.37%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) .

U.S. Defensive Equity Fund 35

Russell Investment Company
U.S. Defensive Equity Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,066.80	$1,019.71
Expenses Paid During Period*	$5.68	$5.55

* Expenses are equal to the Fund's annualized expense ratio of 1.09%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,067.60	$1,020.47
Expenses Paid During Period*	$4.90	$4.79

* Expenses are equal to the Fund's annualized expense ratio of 0.94%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) .

36 U.S. Defensive Equity Fund

Russell Investment Company
U.S. Defensive Equity Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 97.0%			Church & Dwight Co. , Inc.	4,135	187
Consumer Discretionary - 12.4%			Clorox Co. (The)	12,371	1,565
Aaron's, Inc. Class A	22,900	843	Coca-Cola Co. (The)	71,983	3,309
Amazon. com, Inc. (Æ)	2,794	3,088	Colgate-Palmolive Co.	8,394	592
Aramark	3,003	131	ConAgra Foods, Inc.	2,811	96
AutoZone, Inc. (Æ)	1,760	1,038	CVS Health Corp.	72,184	4,947
Bed Bath & Beyond, Inc.	20,500	408	Dr Pepper Snapple Group, Inc.	17,576	1,506
Bloomin' Brands, Inc.	25,700	457	Energizer Holdings, Inc. (Æ)	1,677	109
Brunswick Corp.	8,900	451	General Mills, Inc.	4,729	246
Buffalo Wild Wings, Inc. (Æ)	4,690	554	Hormel Foods Corp.	3,245	101
Cable One, Inc.	1,235	877	Ingredion, Inc.	1,311	164
Carnival Corp.	1,278	85	JM Smucker Co. (The)	28,331	3,005
Comcast Corp. Class A	111,302	4,010	Kellogg Co.	2,232	140
Cooper-Standard Holdings, Inc. (Æ)	6,450	719	Kimberly-Clark Corp.	18,889	2,125
Costco Wholesale Corp.	15,909	2,563	Kraft Heinz Co. (The)	3,241	251
Darden Restaurants, Inc.	11,800	971	Kroger Co. (The)	218,662	4,526
Dollar General Corp.	81,108	6,557	McCormick & Co. , Inc.	2,240	223
Dollar Tree, Inc. (Æ)	48,314	4,410	Molson Coors Brewing Co. Class B	1,539	124
Domino's Pizza, Inc.	6,560	1,200	Mondelez International, Inc. Class A	70,367	2,915
Estee Lauder Cos. , Inc. (The) Class A	1,596	178	National Beverage Corp.	1,900	186
Ford Motor Co.	19,355	237	PepsiCo, Inc. (Û)	64,447	7,104
Fortune Brands Home & Security, Inc.	1,704	113	Philip Morris International, Inc.	91,411	9,566
General Motors Co.	4,817	207	Procter & Gamble Co. (The)	80,913	6,985
Genuine Parts Co.	1,938	171	Sysco Corp.	4,898	272
Home Depot, Inc. (The)	2,583	428	Unilever NV	71,955	4,171
Interpublic Group of Cos. , Inc. (The)	4,463	86	US Foods Holding Corp. (Æ)	19,500	532
La Quinta Holdings, Inc. (Æ)	26,600	469	Walgreens Boots Alliance, Inc.	2,793	185
Leggett & Platt, Inc.	2,256	107
Lowe's Cos. , Inc.	90,860	7,265			57,858
Madison Square Garden Co. (The) Class A(Æ)	6,782	1,510
McDonald's Corp.	14,778	2,466	Energy - 5.4%
			Arch Coal, Inc. (Æ)	13,500	1,032
Mohawk Industries, Inc. (Æ)	474	124	Chevron Corp.	67,652	7,839
New York Times Co. (The) Class A	18,700	357	Core Laboratories NV	24,591	2,457
News Corp. Class A	52,300	714	Exxon Mobil Corp. (Û)	87,997	7,335
Nike, Inc. Class B	5,799	319	Occidental Petroleum Corp.	70,451	4,549
NVR, Inc. (Æ)	506	1,660	Phillips 66	2,504	228
Omnicom Group, Inc.	52,970	3,559	Royal Dutch Shell PLC Class A - ADR	64,189	4,046
O'Reilly Automotive, Inc. (Æ)	8,554	1,805	Schlumberger, Ltd.	45,431	2,907
Ross Stores, Inc.	49,474	3,142	Valero Energy Corp.	4,900	387
Scientific Games Corp. Class A(Æ)	12,300	585	World Fuel Services Corp.	19,800	550
Service Corp. International	4,639	164
Shutterfly, Inc. (Æ)	14,900	636			31,330
Starbucks Corp.	63,260	3,469
Tenneco, Inc.	17,500	1,017	Financial Services - 18.1%
Time Warner, Inc.	3,685	362	Aflac, Inc.	73,450	6,161
TJX Cos. , Inc.	13,247	925	AGNC Investment Corp. (Æ)	5,786	116
Visteon Corp. (Æ)	10,983	1,384	Alexandria Real Estate Equities, Inc. (ö)	934	116
Wal-Mart Stores, Inc.	39,604	3,457	Alleghany Corp. (Æ)	167	95
Walt Disney Co. (The)	59,838	5,853	Allstate Corp. (The)(Û)	22,561	2,118
Yum! Brands, Inc.	22,100	1,645	American Campus Communities, Inc. (ö)	2,188	91
			American Express Co.	2,289	219
		72,776	American Financial Group, Inc.	1,638	173
			American Homes 4 Rent Class A(ö)	4,851	103
Consumer Staples - 9.9%			American International Group, Inc.	25,717	1,661
Altria Group, Inc.	7,654	492	American Tower Corp. (ö)	41,202	5,920
Archer-Daniels-Midland Co.	13,800	564	Aon PLC	1,439	206
Brown-Forman Corp. Class B - ADR	25,900	1,477	Apartment Investment & Management Co.
Campbell Soup Co.	1,713	81	Class A(ö)	2,618	115
Casey's General Stores, Inc.	981	112	Apple Hospitality REIT, Inc. (ö)	6,054	115

See accompanying notes which are an integral part of the financial statements.

U.S. Defensive Equity Fund 37

Russell Investment Company
U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Arch Capital Group, Ltd. (Æ)	2,085	208	Liberty Property Trust(ö)	2,905	125
Arthur J Gallagher & Co.	1,924	122	Loews Corp.	1,663	82
Aspen Insurance Holdings, Ltd.	30,836	1,323	LPL Financial Holdings, Inc.	16,400	814
Assurant, Inc.	12,319	1,240	M&T Bank Corp.	7,771	1,296
AvalonBay Communities, Inc. (ö)	771	140	Markel Corp. (Æ)	5,686	6,166
Axis Capital Holdings, Ltd.	23,654	1,286	Marsh & McLennan Cos. , Inc.	71,166	5,760
BancorpSouth, Inc.	13,000	411	MasterCard, Inc. Class A(Û)	6,095	906
Bank of America Corp.	9,165	251	MFA Financial, Inc. (ö)	12,928	107
Bank of New York Mellon Corp. (The)	3,577	184	Mid-America Apartment Communities, Inc.
BB&T Corp.	1,734	85	(ö)	1,079	110
Berkshire Hathaway, Inc. Class B(Æ)	46,775	8,745	Moody's Corp.	23,589	3,359
BlackRock, Inc. Class A	461	217	Nasdaq, Inc.	1,119	81
Boston Properties, Inc. (ö)	1,438	174	New York Community Bancorp, Inc.	7,970	100
Brandywine Realty Trust(ö)	4,487	78	Northern Trust Corp.	1,200	112
Broadridge Financial Solutions, Inc.	19,011	1,633	Old Republic International Corp.	5,319	108
Brown & Brown, Inc.	1,712	85	Omega Healthcare Investors, Inc. (ö)	3,139	91
Camden Property Trust(ö)	1,986	181	People's United Financial, Inc.	4,516	84
Capital One Financial Corp.	10,760	992	Piedmont Office Realty Trust, Inc. Class A(ö)	5,087	98
Cboe Global Markets, Inc.	1,387	157	PNC Financial Services Group, Inc. (The)(Û)	14,800	2,024
Chubb, Ltd.	2,166	327	Primerica, Inc.	3,600	319
Cincinnati Financial Corp.	1,512	106	ProAssurance Corp.	1,922	108
Citigroup, Inc.	1,595	117	Progressive Corp. (The)	39,339	1,913
CME Group, Inc. Class A	1,278	175	Prologis, Inc. (ö)	4,727	305
Columbia Property Trust, Inc. (ö)	9,500	210	Prudential Financial, Inc.	11,950	1,320
Comerica, Inc.	14,400	1,131	Public Storage(ö)	811	168
Commerce Bancshares, Inc.	19,400	1,128	Rayonier, Inc. (ö)	3,821	115
Corporate Office Properties Trust(ö)	3,054	98	Reinsurance Group of America, Inc. Class A	12,652	1,890
CubeSmart(ö)	3,102	84	RenaissanceRe Holdings, Ltd.	803	111
DCT Industrial Trust, Inc. (ö)	1,451	84	SEI Investments Co.	1,979	128
Douglas Emmett, Inc. (ö)	2,778	111	Senior Housing Properties Trust(ö)	6,029	111
Duke Realty Corp. (ö)	5,258	150	SL Green Realty Corp. (ö)	10,090	966
Dun & Bradstreet Corp. (The)	9,900	1,157	Starwood Property Trust, Inc. (ö)	6,881	148
EPR Properties(ö)	1,543	107	State Street Corp.	73,847	6,794
Equifax, Inc.	1,229	133	SunTrust Banks, Inc.	16,840	1,014
Equity Residential(ö)	24,979	1,680	Torchmark Corp.	2,090	176
Erie Indemnity Co. Class A	645	78	Travelers Cos. , Inc. (The)	16,551	2,193
Essex Property Trust, Inc. (ö)	612	161	UDR, Inc. (ö)	3,056	119
Everest Re Group, Ltd.	358	85	US Bancorp(Û)	145,001	7,886
FactSet Research Systems, Inc.	699	133	Ventas, Inc. (ö)	2,694	169
Federal Realty Investment Trust(ö)	1,034	125	Visa, Inc. Class A	31,479	3,462
Fidelity National Information Services, Inc.	1,343	125	Vornado Realty Trust(ö)	1,002	75
First American Financial Corp.	1,587	86	Voya Financial, Inc.	31,718	1,274
First Republic Bank	18,686	1,820	Wells Fargo & Co.	15,982	897
Fiserv, Inc. (Æ)	2,006	260	Welltower, Inc. (ö)	1,707	114
FNF Group	3,958	148	White Mountains Insurance Group, Ltd.	93	83
Franklin Resources, Inc.	17,400	733	Willis Towers Watson PLC(Æ)	1,120	180
Green Dot Corp. Class A(Æ)	13,767	779	WP Carey, Inc. (ö)	1,734	118
Hanover Insurance Group, Inc. (The)	1,005	99	WR Berkley Corp.	15,464	1,060
Hartford Financial Services Group, Inc.	25,613	1,410	XL Group, Ltd.	37,225	1,506
Healthcare Trust of America, Inc. Class A(ö)	3,477	104			105,839
Highwoods Properties, Inc. (ö)	2,063	105
Howard Hughes Corp. (The)(Æ)	644	82	Health Care - 12.9%
Hudson Pacific Properties, Inc. (ö)	2,286	77	Abbott Laboratories	132,988	7,212
Intercontinental Exchange, Inc.	4,401	291	Aetna, Inc.	1,481	252
Invitation Homes, Inc. (ö)	17,800	402	Agilent Technologies, Inc.	4,294	292
Jack Henry & Associates, Inc.	1,644	181	Allergan PLC(Æ)	9,612	1,703
JPMorgan Chase & Co.	7,865	791	Allscripts Healthcare Solutions, Inc. (Æ)	94,900	1,279
Lamar Advertising Co. Class A(ö)	1,418	100	AmerisourceBergen Corp. Class A	51,686	3,977

See accompanying notes which are an integral part of the financial statements.

38 U.S. Defensive Equity Fund

Russell Investment Company
U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Amgen, Inc.	36,033	6,314	Accenture PLC Class A	39,399	5,608
Anthem, Inc. (Æ)	7,710	1,613	AGCO Corp.	17,890	1,227
Baxter International, Inc. (Û)	35,481	2,288	Allison Transmission Holdings, Inc. Class A	31,290	1,330
Becton Dickinson and Co.	14,744	3,077	Ametek, Inc.	2,585	174
Bio-Techne Corp. (Æ)	1,366	179	AO Smith Corp.	29,350	1,738
Bioverativ, Inc. (Æ)	9,000	509	Automatic Data Processing, Inc.	45,444	5,283
Cardinal Health, Inc.	19,300	1,195	Avery Dennison Corp.	1,391	148
Eli Lilly & Co. (Û)	24,208	1,983	Boeing Co. (The)	6,685	1,725
Emergent BioSolutions, Inc. (Æ)	10,000	410	Carlisle Cos. , Inc.	815	90
Express Scripts Holding Co. (Æ)	22,400	1,373	CH Robinson Worldwide, Inc.	1,386	109
HCA Healthcare, Inc. (Æ)	2,615	198	Cintas Corp.	883	132
Henry Schein, Inc. (Æ)	20,208	1,588	Copart, Inc. (Æ)	36,570	1,327
Hologic, Inc. (Æ)	4,528	171	Danaher Corp.	4,439	410
Humana, Inc.	5,210	1,330	Dover Corp.	1,315	126
Johnson & Johnson(Û)	93,099	12,979	Eaton Corp. PLC	2,424	194
Laboratory Corp. of America Holdings(Æ)	1,805	277	EMCOR Group, Inc.	17,600	1,417
McKesson Corp.	6,250	862	Emerson Electric Co.	3,372	217
Medtronic PLC	6,306	508	Expeditors International of Washington, Inc.	1,934	113
Merck & Co. , Inc. (Û)	139,631	7,691	FedEx Corp.	687	155
Patterson Cos. , Inc.	3,990	148	Flir Systems, Inc.	1,932	90
PerkinElmer, Inc.	3,903	282	Fluor Corp.	20,700	892
Pfizer, Inc.	27,913	979	Fortive Corp.	44,140	3,189
Quest Diagnostics, Inc.	2,289	215	General Dynamics Corp.	1,584	322
Quintiles Transnational Holdings, Inc. (Æ)	2,221	240	General Electric Co.	30,855	622
Steris PLC	2,926	273	Genpact, Ltd.	2,912	89
Stryker Corp.	2,807	435	Honeywell International, Inc.	59,387	8,560
Thermo Fisher Scientific, Inc.	1,880	364	Hubbell, Inc. Class B	959	121
UnitedHealth Group, Inc.	52,947	11,131	IDEX Corp.	942	121
Varian Medical Systems, Inc. (Æ)	4,558	475	Illinois Tool Works, Inc.	45,310	7,092
Vertex Pharmaceuticals, Inc. (Æ)	2,490	364	Itron, Inc. (Æ)	5,900	461
WellCare Health Plans, Inc. (Æ)	6,310	1,248	Jacobs Engineering Group, Inc.	13,800	803
Zimmer Biomet Holdings, Inc.	2,095	255	JB Hunt Transport Services, Inc.	14,116	1,502
		75,669	Kansas City Southern	14,343	1,495
			Landstar System, Inc.	17,372	1,715
Materials and Processing - 2.5%			Lockheed Martin Corp.	7,131	2,197
Air Products & Chemicals, Inc.	1,473	235	ManpowerGroup, Inc.	12,173	1,501
AptarGroup, Inc.	1,278	111	Mettler-Toledo International, Inc. (Æ)	4,557	3,111
Ashland Global Holdings, Inc.	18,400	1,251	Moog, Inc. Class A(Æ)	8,200	720
Ball Corp. (Æ)	4,135	178	Navistar International Corp. (Æ)	9,400	398
Bemis Co. , Inc.	31,666	1,426	Northrop Grumman Corp.	1,198	354
Crown Holdings, Inc. (Æ)	1,871	113	Paychex, Inc.	2,112	135
Eastman Chemical Co.	1,222	111	Pentair PLC	1,162	82
Ecolab, Inc.	28,579	3,733	Quanta Services, Inc. (Æ)	25,500	962
Hexcel Corp.	1,436	87	Raytheon Co.	2,175	392
International Flavors & Fragrances, Inc.	4,205	620	Republic Services, Inc. Class A	3,789	247
International Paper Co.	1,978	113	Robert Half International, Inc.	33,000	1,708
Monsanto Co.	2,537	307	Rockwell Automation, Inc.	8,860	1,779
NewMarket Corp.	2,899	1,161	Rockwell Collins, Inc.	1,617	219
PPG Industries, Inc.	1,182	137	Roper Technologies, Inc.	16,522	4,265
Praxair, Inc.	31,142	4,550	Rush Enterprises, Inc. Class A(Æ)	8,500	432
RPM International, Inc.	1,756	94	Sensata Technologies Holding NV(Æ)	71,812	3,511
Sherwin-Williams Co. (The)	248	98	Snap-on, Inc.	696	110
Sonoco Products Co.	2,177	113	Stanley Black & Decker, Inc.	864	140
Watsco, Inc.	751	125	Textron, Inc.	24,000	1,266
			Toro Co. (The)	21,000	1,320
		14,563	TransDigm Group, Inc.	13,711	3,804
			TriNet Group, Inc. (Æ)	12,500	434
Producer Durables - 14.9%			Union Pacific Corp. (Û)	4,280	495
3M Co.	19,426	4,472

See accompanying notes which are an integral part of the financial statements.

U.S. Defensive Equity Fund 39

Russell Investment Company
U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($) or	Value		Amount ($) or		Value
	Shares	$		Shares		$
United Parcel Service, Inc. Class B	679	80	Verint Systems, Inc. (Æ)	31,810		1,342
United Technologies Corp.	4,059	486	Viavi Solutions, Inc. Class W(Æ)	128,275		1,190
Verisk Analytics, Inc. Class A(Æ)	1,570	134	Xilinx, Inc.	18,200		1,341
Waste Management, Inc.	3,603	296	Zynga, Inc. Class A(Æ)	303,800		1,185
Waters Corp. (Æ)	1,212	238				97,556
Werner Enterprises, Inc.	33,067	1,179
WW Grainger, Inc.	11,889	2,350	Utilities - 4.3%
Xylem, Inc.	1,888	126	AES Corp.	7,113		76
		87,540	Alliant Energy Corp.	4,840		209
			Ameren Corp.	3,766		233
Technology - 16.6%			American Electric Power Co. , Inc.	24,355		1,812
Adobe Systems, Inc. (Æ)	30,436	5,331	American Water Works Co. , Inc.	17,424		1,529
Alphabet, Inc. Class A(Æ)	1,166	1,205	Aqua America, Inc.	3,422		121
Alphabet, Inc. Class C(Æ)(Û)	15,676	15,936	AT&T, Inc.	165,777		5,580
Amdocs, Ltd.	2,744	179	Atmos Energy Corp.	1,984		173
Anixter International, Inc. (Æ)	10,500	721	Avangrid, Inc.	2,616		135
Apple, Inc.	76,233	12,886	CenterPoint Energy, Inc.	5,609		166
Arrow Electronics, Inc. (Æ)	19,374	1,619	CMS Energy Corp.	19,353		937
Aspen Technology, Inc. (Æ)	18,200	1,174	Consolidated Edison, Inc.	18,068		1,554
Avnet, Inc.	33,036	1,315	Dominion Energy, Inc.	4,592		373
Benchmark Electronics, Inc. (Æ)	27,500	851	DTE Energy Co.	5,598		619
Box, Inc. Class A(Æ)	10,900	239	Duke Energy Corp. (Û)	13,545		1,196
CA, Inc.	23,100	748	Edison International	3,118		249
Cadence Design Systems, Inc. (Æ)	44,500	1,921	Entergy Corp.	1,910		165
Ciena Corp. (Æ)	38,531	820	Eversource Energy(Æ)	25,694		1,610
Cirrus Logic, Inc. (Æ)	10,000	560	Exelon Corp.	4,358		175
Cisco Systems, Inc.	16,830	575	Great Plains Energy, Inc.	2,665		87
Citrix Systems, Inc. (Æ)	4,600	380	Hawaiian Electric Industries, Inc.	3,331		121
CommVault Systems, Inc. (Æ)	10,480	545	MDU Resources Group, Inc.	2,829		77
Cornerstone OnDemand, Inc. (Æ)	16,700	641	NextEra Energy, Inc.	2,654		412
Cypress Semiconductor Corp.	18,700	297	NiSource, Inc.	33,765		890
Dolby Laboratories, Inc. Class A	26,000	1,506	OGE Energy Corp.	4,250		157
Electronic Arts, Inc. (Æ)	2,560	306	PG&E Corp.	3,832		221
F5 Networks, Inc. (Æ)	9,100	1,104	Pinnacle West Capital Corp.	1,738		152
Facebook, Inc. Class A(Æ)	18,653	3,359	PPL Corp.	4,570		172
Finisar Corp. (Æ)	8,300	195	Public Service Enterprise Group, Inc.	3,460		170
FireEye, Inc. (Æ)	15,800	267	RingCentral, Inc. Class A(Æ)	6,400		270
Gartner, Inc. (Æ)	11,350	1,422	SCANA Corp.	2,412		104
Harris Corp.	1,049	146	Sempra Energy	2,500		294
Hewlett Packard Enterprise Co.	38,790	540	Southern Co. (The)	5,862		306
Intel Corp. (Û)	119,427	5,433	Telephone & Data Systems, Inc.	13,800		402
International Business Machines Corp.	3,581	552	UGI Corp.	2,989		143
Intuit, Inc.	26,954	4,071	US Cellular Corp. (Æ)	13,198		483
Juniper Networks, Inc.	47,400	1,177	Vectren Corp.	1,873		128
Microchip Technology, Inc.	28,780	2,728	Verizon Communications, Inc.	36,380		1,742
Microsoft Corp.	89,420	7,438	Vistra Energy Corp.	4,457		87
New Relic, Inc. (Æ)	12,400	636	WEC Energy Group, Inc. (Æ)	3,960		267
Oracle Corp.	136,079	6,927	Westar Energy, Inc. Class A	29,498		1,577
Palo Alto Networks, Inc. (Æ)	2,230	328	Xcel Energy, Inc.	6,149		304
Progress Software Corp.	28,100	1,189				25,478
QUALCOMM, Inc.	1,993	102

Red Hat, Inc. (Æ)	8,120	981	Total Common Stocks
SYNNEX Corp.	5,180	699
Synopsys, Inc. (Æ)	23,021	1,992	(cost $485,424)			568,609
Tableau Software, Inc. Class A(Æ)	3,300	268
Texas Instruments, Inc.	4,192	405	Short-Term Investments - 11.2%
Twitter, Inc. (Æ)	26,000	536	U. S. Cash Management Fund(@)	50,427,383	(8)	50,433
VeriFone Systems, Inc. (Æ)	13,000	248	United States Treasury Bills

See accompanying notes which are an integral part of the financial statements.

40 U.S. Defensive Equity Fund

Russell Investment Company
U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
1.039% due 11/09/17 (ç)(~)	8,000	7,998	Education Realty Trust, Inc. (ö)	(15,800)	(551)
1.011% due 01/18/18 (ç)(~)	7,000	6,984	Financial Engines, Inc.	(8,400)	(303)
Total Short-Term Investments			Gaming and Leisure Properties, Inc. (ö)	(23,700)	(866)
(cost $65,414)		65,415	Government Properties Income Trust(ö)	(36,261)	(659)
			Gramercy Property Trust(ö)	(4,370)	(130)
Total Investments 108.2%			Nationstar Mortgage Holdings, Inc. (Æ)	(10,210)	(199)
(identified cost $550,838)		634,024	RLI Corp.	(14,700)	(869)
Securities Sold Short - (9.0)%			Simmons First National Corp. Class A	(1,688)	(97)
Consumer Discretionary - (2.2)%			Sun Communities, Inc. (ö)	(8,300)	(749)
CarMax, Inc. (Æ)	(9,700)	(728)	T Rowe Price Group, Inc.	(10,800)	(1,003)
Dorman Products, Inc. (Æ)	(11,000)	(760)	Two Harbors Investment Corp. (ö)	(83,800)	(821)
Eldorado Resorts, Inc. (Æ)	(29,200)	(750)	Waddell & Reed Financial, Inc. Class A	(33,400)	(624)
First Cash Financial Services, Inc.	(14,700)	(939)	Weyerhaeuser Co. (ö)	(25,800)	(926)
Five Below, Inc. (Æ)	(4,400)	(243)			(13,144)
Hanesbrands, Inc.	(34,200)	(770)	Health Care - (1.1)%
ILG, Inc. (Æ)	(32,610)	(968)	Acadia Pharmaceuticals, Inc. (Æ)	(2,900)	(101)
L Brands, Inc.	(14,700)	(633)	Aerie Pharmaceuticals, Inc. (Æ)	(1,500)	(93)
LCI Industries	(7,960)	(985)	Agios Pharmaceuticals, Inc. (Æ)	(1,900)	(122)
Liberty Broadband Corp. Class A(Æ)	(10,367)	(894)	Amicus Therapeutics, Inc. (Æ)	(5,900)	(84)
Marriott International, Inc. Class A	(9,100)	(1,087)	AMN Healthcare Services, Inc. (Æ)	(10,900)	(479)
Marriott Vacations Worldwide Corp.	(1,280)	(168)	Avexis, Inc. (Æ)	(1,100)	(115)
Meredith Corp.	(10,700)	(567)	Bluebird Bio, Inc. (Æ)	(1,450)	(202)
Monro Muffler Brake, Inc.	(9,500)	(469)	Blueprint Medicines Corp. (Æ)	(2,200)	(146)
Planet Fitness, Inc. Class A	(35,500)	(946)	Cambrex Corp. (Æ)	(6,500)	(281)
PriceSmart, Inc.	(2,000)	(168)	Cantel Medical Corp.	(10,200)	(1,000)
Sally Beauty Holdings, Inc. (Æ)	(39,800)	(689)	Dentsply Sirona, Inc.	(2,800)	(171)
TRI Pointe Group, Inc. (Æ)	(62,200)	(1,100)	Exact Sciences Corp. (Æ)	(2,000)	(110)
TripAdvisor, Inc. (Æ)	(600)	(23)	ICU Medical, Inc. (Æ)	(3,990)	(762)
Weight Watchers International, Inc. (Æ)	(2,400)	(108)	INC Research Holdings, Inc. Class A(Æ)	(7,000)	(400)
		(12,995)	Ligand Pharmaceuticals, Inc. Class B(Æ)	(1,740)	(253)
Consumer Staples - (0.1)%			Loxo Oncology, Inc. (Æ)	(1,100)	(95)
Snyders-Lance, Inc.	(18,700)	(704)	Penumbra, Inc. (Æ)	(3,600)	(362)
			Premier, Inc. Class A(Æ)	(1,400)	(46)
Energy - (0.3)%			Repligen Corp. (Æ)	(7,200)	(268)
Callon Petroleum Co. (Æ)	(46,100)	(511)	Sage Therapeutics, Inc. (Æ)	(3,700)	(234)
Chesapeake Energy Corp. (Æ)	(121,300)	(473)	Spark Therapeutics, Inc. (Æ)	(1,200)	(97)
Keane Group, Inc. (Æ)	(11,400)	(176)	Teladoc, Inc. (Æ)	(9,900)	(327)
Parsley Energy, Inc. Class A(Æ)	(3,800)	(101)	Tenet Healthcare Corp. (Æ)	(17,200)	(246)
PDC Energy, Inc. (Æ)	(6,000)	(306)	TESARO, Inc. (Æ)	(3,300)	(382)
Whiting Petroleum Corp. (Æ)	(15,700)	(94)
					(6,376)
		(1,661)	Materials and Processing - (0.6)%
Financial Services - (2.2)%			AAON, Inc.	(20,410)	(714)
AmTrust Financial Services, Inc.	(40,900)	(514)	AK Steel Holding Corp. (Æ)	(15,200)	(70)
Annaly Capital Management, Inc. (ö)	(67,100)	(769)
Apollo Commercial Real Estate Finance,			Balchem Corp.	(2,790)	(235)
Inc. (ö)	(44,400)	(802)	Cleveland-Cliffs, Inc. (Æ)	(11,100)	(66)
Capitol Federal Financial, Inc.	(15,794)	(218)	Coeur Mining, Inc. (Æ)	(9,100)	(69)
Chimera Investment Corp. (ö)	(44,900)	(822)	Compass Minerals International, Inc.	(13,227)	(868)
Cohen & Steers, Inc.	(16,700)	(726)	DowDuPont, Inc.	(10,600)	(766)
Colony NorthStar, Inc. Class A(ö)	(51,300)	(630)	Hecla Mining Co.	(35,200)	(166)
Cousins Properties, Inc. (ö)	(96,000)	(866)	SiteOne Landscape Supply, Inc. (Æ)	(8,200)	(521)

See accompanying notes which are an integral part of the financial statements.

U.S. Defensive Equity Fund 41

Russell Investment Company
U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal	Fair
	Amount ($) or	Value
	Shares	$
		(3,475)
Producer Durables - (1.0)%
Albany International Corp. Class A	(11,001)	(664)
Covanta Holding Corp.	(9,100)	(147)
Healthcare Services Group, Inc.	(14,900)	(788)
John Bean Technologies Corp.	(6,620)	(708)
Johnson Controls International PLC(Æ)	(21,500)	(890)
Knight-Swift Transportation Holdings, Inc.
(Æ)	(6,840)	(284)
Macquarie Infrastructure Corp.	(2,700)	(188)
Square, Inc. Class A(Æ)	(10,700)	(398)
TransDigm Group, Inc.	(3,010)	(835)
Wabtec Corp.	(11,400)	(872)
Welbilt, Inc. (Æ)	(7,500)	(165)
		(5,939)
Technology - (1.3)%
Black Knight, Inc. (Æ)	(5,800)	(263)
Blackline, Inc. (Æ)	(9,400)	(334)
Cavium, Inc. (Æ)	(6,700)	(462)
Cree, Inc. (Æ)	(6,600)	(236)
Diebold Nixdorf, Inc.	(38,000)	(733)
Ebix, Inc.	(6,800)	(462)
Envestnet, Inc. (Æ)	(13,000)	(694)
HubSpot, Inc. (Æ)	(2,800)	(242)
Liberty Interactive Corp. (Æ)	(15,420)	(878)
Lumentum Holdings, Inc. (Æ)	(3,800)	(240)
Mercury Systems, Inc. (Æ)	(5,600)	(283)
Microchip Technology, Inc.	(9,600)	(910)
MKS Instruments, Inc.	(5,981)	(650)
Paycom Software, Inc. (Æ)	(4,600)	(378)
Twilio, Inc. Class A(Æ)	(2,800)	(89)
Tyler Technologies, Inc. (Æ)	(4,180)	(741)
		(7,595)
Utilities - (0.2)%
Centennial Resource Development, Inc. Class
A(Æ)	(21,700)	(422)
j2 Global, Inc.	(8,500)	(631)
		(1,053)

Total Securities Sold Short
(proceeds $48,781)		(52,942)

Other Assets and Liabilities, Net
- 0.8%		4,957
Net Assets - 100.0%		586,039

See accompanying notes which are an integral part of the financial statements.

42 U.S. Defensive Equity Fund

Russell Investment Company
U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts
Amounts in thousands (except contract amounts)
								Value and Unrealized
									Appreciation
				Number of		Notional	Expiration		(Depreciation)
				Contracts		Amount	Date		$
Long Positions
S&P 500 E-Mini Index Futures				116	USD	14,922	12/17		109
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)									109

Options Written
Amounts in thousands (except contract amounts)
			Number of	Strike		Notional		Expiration	Fair Value
Description	Counterparty	Call/Put	Contracts	Price		Amount		Date	$
S&P 500 Index	Goldman Sachs	Put	48	2,475.00		USD	5	11/03/17	(1)
S&P 500 Index	Goldman Sachs	Put	48	2,475.00		USD	5	11/10/17	(7)
S&P 500 Index	Goldman Sachs	Put	46	2,485.00		USD	5	11/17/17	(17)
S&P 500 Index	Goldman Sachs	Put	40	2,500.00		USD	4	11/24/17	(24)
Total Liability for Options Written (premiums received $103)									(49)

Presentation of Portfolio Holdings
Amounts in thousands
				Fair Value
						Practical
Portfolio Summary	Level 1	Level 2		Level 3		Expedient (a)	Total		% of Net Assets
Common Stocks
Consumer Discretionary	$72,776		$—	$—		$—	$72,776		12.4
Consumer Staples	57,858		—	—		—	57,858		9.9
Energy	31,330		—	—		—	31,330		5.4
Financial Services	105,839		—	—		—	105,839		18.1
Health Care	75,669		—	—		—	75,669		12.9
Materials and Processing	14,563		—	—		—	14,563		2.5
Producer Durables	87,540		—	—		—	87,540		14.9
Technology	97,556		—	—		—	97,556		16.6
Utilities	25,478		—	—		—	25,478		4.3
Short-Term Investments	—		14,982	—		50,433	65,415		11.2
Total Investments	568,609		14,982	—		50,433	634,024		108.2
Securities Sold Short***	(52,942)		—	—		—	(52,942)		(9.0)
Other Assets and Liabilities, Net									0.8
									100.0
Other Financial Instruments
Assets
Futures Contracts	109		—	—		—		109	—*

Liabilities
Options Written	(49)		—	—		—		(49)	(—)*
Total Other Financial Instruments**	$60		$—	$—		$—		$60

See accompanying notes which are an integral part of the financial statements.

U.S. Defensive Equity Fund 43

Russell Investment Company
U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2017

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
*** Refer to Schedule of Investments for detailed sector breakout.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

44 U.S. Defensive Equity Fund

Russell Investment Company
U.S. Defensive Equity Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$109

Location: Statement of Assets and Liabilities - Liabilities
Options written, at fair value	$49
Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,090
Options written	1,702
Total	$3,792

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$256
Options written	23
Total	$279

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

U.S. Defensive Equity Fund 45

Russell Investment Company
U.S. Defensive Equity Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands
Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$25	$—	$25
Total Financial and Derivative Assets		25	—	25
Financial and Derivative Assets not subject to a netting agreement		(25)	—	(25)
Total Financial and Derivative Assets subject to a netting agreement		$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

46 U.S. Defensive Equity Fund

Russell Investment Company
U.S. Defensive Equity Fund
Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands
Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Options Written Contracts	Options written, at fair value	$49	$—	$49
Short Sales	Securities sold short, at market value	52,942	—	52,942
Total Financial and Derivative Liabilities		52,991	—	52,991
Financial and Derivative Liabilities not subject to a netting agreement		(49)	—	(49)
Total Financial and Derivative Liabilities subject to a netting agreement		$52,942	$—	$52,942

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
State Street	52,942	$—	$52,942	$—
Total	$52,942	$—	$52,942	$—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

U.S. Defensive Equity Fund 47

Russell Investment Company
U.S. Defensive Equity Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$550,838
Investments, at fair value(>)	634,024
Cash (restricted)(a)(b)	6,157
Receivables:
Dividends and interest	402
Dividends from affiliated funds	48
Investments sold	887
Fund shares sold	104
Variation margin on futures contracts	25
Total assets	641,647

Liabilities
Payables:
Due to custodian	20
Investments purchased	1,663
Fund shares redeemed	343
Accrued fees to affiliates	401
Other accrued expenses	190
Options written, at fair value(x)	49
Securities sold short, at fair value(‡)	52,942
Total liabilities	55,608

Net Assets	$586,039

See accompanying notes which are an integral part of the financial statements.

48 U.S. Defensive Equity Fund

Russell Investment Company
U.S. Defensive Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$652
Accumulated net realized gain (loss)	47,495
Unrealized appreciation (depreciation) on:
Investments	83,186
Investments in affiliated funds	—**
Futures contracts	109
Options written	54
Securities sold short	(4,161)
Shares of beneficial interest	109
Additional paid-in capital	458,595
Net Assets	$586,039

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$53.93
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$57.22
Class A — Net assets	$26,180,960
Class A — Shares outstanding ($. 01 par value)	485,419
Net asset value per share: Class C(#)	$53.53
Class C — Net assets	$41,986,489
Class C — Shares outstanding ($. 01 par value)	784,379
Net asset value per share: Class E(#)	$54.05
Class E — Net assets	$3,311,937
Class E — Shares outstanding ($. 01 par value)	61,278
Net asset value per share: Class S(#)	$54.01
Class S — Net assets	$311,079,197
Class S — Shares outstanding ($. 01 par value)	5,759,243
Net asset value per share: Class Y(#)	$53.93
Class Y — Net assets	$203,480,245
Class Y — Shares outstanding ($. 01 par value)	3,773,249
Amounts in thousands
(x) Premiums received on options written	$103
(‡) Proceeds on securities sold short	$48,781
(>) Investments in affiliates, U. S. Cash Management Fund	$50,433

(a) Cash Collateral for Futures	$583
(b) Cash Collateral for Options	$5,574
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
** Less than $500

See accompanying notes which are an integral part of the financial statements.

U.S. Defensive Equity Fund 49

Russell Investment Company
U.S. Defensive Equity Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$11,872
Dividends from affiliated funds	469
Interest	113
Total investment income	12,454

Expenses
Advisory fees	3,366
Administrative fees	295
Custodian fees	145
Distribution fees - Class A	69
Distribution fees - Class C	326
Transfer agent fees - Class A	55
Transfer agent fees - Class C	87
Transfer agent fees - Class E	10
Transfer agent fees - Class I (1)	191
Transfer agent fees - Class S	416
Transfer agent fees - Class Y	9
Professional fees	79
Registration fees	98
Shareholder servicing fees - Class C	109
Shareholder servicing fees - Class E	12
Trustees’ fees	21
Printing fees	30
Dividends from securities sold short	1,141
Interest expense paid on securities sold short	413
Miscellaneous	26
Expenses before reductions	6,898
Expense reductions	(85)
Net expenses	6,813
Net investment income (loss)	5,641

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	68,276
Investments in affiliated funds	11
Futures contracts	2,090
Options written	1,702
Securities sold short	(9,856)
Net realized gain (loss)	62,223
Net change in unrealized appreciation (depreciation) on:
Investments	39,356
Investments in affiliated funds	(13)
Futures contracts	256
Options written	23
Securities sold short	(2,442)
Net change in unrealized appreciation (depreciation)	37,180
Net realized and unrealized gain (loss)	99,403
Net Increase (Decrease) in Net Assets from Operations	$105,044

(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification) .

See accompanying notes which are an integral part of the financial statements.

50 U.S. Defensive Equity Fund

Russell Investment Company
U.S. Defensive Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,641	$11,308
Net realized gain (loss)	62,223	80,752
Net change in unrealized appreciation (depreciation)	37,180	(46,959)
Net increase (decrease) in net assets from operations	105,044	45,101

Distributions
From net investment income
Class A	(159)	(282)
Class C	(28)	(158)
Class E	(28)	(65)
Class I (1)	(1,011)	(2,490)
Class S	(1,870)	(2,579)
Class Y	(2,181)	(6,106)
From net realized gain
Class A	(1,749)	—
Class C	(3,060)	—
Class E	(450)	—
Class I (1)	(10,771)	—
Class S	(12,587)	—
Class Y	(14,695)	—
Net decrease in net assets from distributions	(48,589)	(11,680)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(98,403)	(400,831)
Total Net Increase (Decrease) in Net Assets	(41,948)	(367,410)

Net Assets
Beginning of period	627,987	995,397
End of period	$586,039	$627,987
Undistributed (overdistributed) net investment income included in net assets	$652	$255
(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification) .

See accompanying notes which are an integral part of the financial statements.

U.S. Defensive Equity Fund 51

Russell Investment Company
U.S. Defensive Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

		2017		2016
		Shares	Dollars	Shares	Dollars
	Class A
	Proceeds from shares sold	237	$12,132	219	$10,482
	Proceeds from reinvestment of distributions	38	1,872	6	274
	Payments for shares redeemed	(368)	(18,988)	(99)	(4,790)
	Net increase (decrease)	(93)	(4,984)	126	5,966
	Class C
	Proceeds from shares sold	23	1,146	83	4,005
	Proceeds from reinvestment of distributions	63	3,020	3	155
	Payments for shares redeemed	(196)	(9,897)	(164)	(7,906)
	Net increase (decrease)	(110)	(5,731)	(78)	(3,746)
	Class E
	Proceeds from shares sold	290	14,815	12	571
	Proceeds from reinvestment of distributions	10	474	1	64
	Payments for shares redeemed	(356)	(18,113)	(27)	(1,288)
	Net increase (decrease)	(56)	(2,824)	(14)	(653)
	Class I (1)
	Proceeds from shares sold	55	2,763	246	11,814
	Proceeds from reinvestment of distributions	232	11,225	49	2,364
	Payments for shares redeemed	(3,385)	(173,910)	(1,264)	(60,623)
	Net increase (decrease)	(3,098)	(159,922)	(969)	(46,445)
	Class S
	Proceeds from shares sold	2,905	150,047	653	30,978
	Proceeds from reinvestment of distributions	284	13,868	51	2,473
	Payments for shares redeemed	(1,113)	(56,927)	(1,206)	(57,990)
	Net increase (decrease)	2,076	106,988	(502)	(24,539)
	Class Y
	Proceeds from shares sold	320	16,330	414	20,053
	Proceeds from reinvestment of distributions	347	16,876	126	6,106
	Payments for shares redeemed	(1,280)	(65,136)	(7,190)	(357,573)
	Net increase (decrease)	(613)	(31,930)	(6,650)	(331,414)
	Total increase (decrease)	(1,894)	$(98,403)	(8,087)	$(400,831)

(1)	For the period November 1, 2016 to August 18, 2017 (date of reclassification) .

See accompanying notes which are an integral part of the financial statements.

52 U.S. Defensive Equity Fund

(This page intentionally left blank)

Russell Investment Company
U.S. Defensive Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	49.22	. 34	8.20	8.54	(. 30)	(3.53)
October 31, 2016	47.76	. 45	1.55	2.00	(. 54)	—
October 31, 2015	46.04	. 50	1.72	2.22	(. 50)	—
October 31, 2014	40.06	. 40	6.00	6.40	(. 42)	—
October 31, 2013	32.65	. 43	7.42	7.85	(. 44)	—

Class C
October 31, 2017	48.98	(. 04)	8.15	8.11	(. 03)	(3.53)
October 31, 2016	47.52	. 10	1.53	1.63	(. 17)	—
October 31, 2015	45.80	. 15	1.72	1.87	(. 15)	—
October 31, 2014	39.87	. 08	5.95	6.03	(. 10)	—
October 31, 2013	32.50	. 16	7.38	7.54	(. 17)	—

Class E
October 31, 2017	49.29	. 35	8.21	8.56	(. 27)	(3.53)
October 31, 2016	47.82	. 46	1.54	2.00	(. 53)	—
October 31, 2015	46.08	. 52	1.71	2.23	(. 49)	—
October 31, 2014	40.08	. 42	5.98	6.40	(. 40)	—
October 31, 2013	32.66	. 44	7.41	7.85	(. 43)	—

Class S
October 31, 2017	49.29	. 47	8.23	8.70	(. 45)	(3.53)
October 31, 2016	47.82	. 59	1.53	2.12	(. 65)	—
October 31, 2015	46.09	. 63	1.72	2.35	(. 62)	—
October 31, 2014	40.11	. 51	6.00	6.51	(. 53)	—
October 31, 2013	32.69	. 53	7.42	7.95	(. 53)	—

Class Y
October 31, 2017	49.22	. 57	8.21	8.78	(. 54)	(3.53)
October 31, 2016	47.75	. 70	1.52	2.22	(. 75)	—
October 31, 2015	46.03	. 71	1.73	2.44	(. 72)	—
October 31, 2014	40.06	. 60	5.99	6.59	(. 62)	—
October 31, 2013	32.65	. 59	7.42	8.01	(. 60)	—

See accompanying notes which are an integral part of the financial statements.

54 U.S. Defensive Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross(l)	Net(d)(g)(l)	Net Assets(d)	Turnover Rate(k)

(3.83)	53.93	18.25	26,181	1.37	1.37	. 67	99
(. 54)	49.22	4.21	28,450	1.26	1.26	. 93	94
(. 50)	47.76	4.86	21,590	1.09	1.09	1.07	93
(. 42)	46.04	16.05	25,233	1.09	1.09	. 94	105
(. 44)	40.06	24.18	26,019	1.10	1.10	1.17	105

(3.56)	53.53	17.36	41,987	2.12	2.12	(. 08)	99
(. 17)	48.98	3.43	43,815	2.01	2.01	. 20	94
(. 15)	47.52	4.09	46,206	1.84	1.84	. 32	93
(. 10)	45.80	15.15	50,833	1.84	1.84	. 19	105
(. 17)	39.87	23.30	48,222	1.85	1.85	. 44	105

(3.80)	54.05	18.26	3,312	1.37	1.37	. 68	99
(. 53)	49.29	4.20	5,781	1.26	1.26	. 95	94
(. 49)	47.82	4.87	6,262	1.09	1.09	1.10	93
(. 40)	46.08	16.03	9,598	1.09	1.09	. 97	105
(. 43)	40.08	24.23	17,140	1.10	1.09	1.21	105

(3.98)	54.01	18.57	311,079	1.12	1.09	. 91	99
(. 65)	49.29	4.46	181,534	1.01	1.01	1.21	94
(. 62)	47.82	5.14	200,122	. 84	. 84	1.34	93
(. 53)	46.09	16.32	266,202	. 84	. 84	1.20	105
(. 53)	40.11	24.53	275,158	. 85	. 85	1.45	105

(4.07)	53.93	18.79	203,480	. 92	. 92	1.11	99
(. 75)	49.22	4.67	215,913	. 81	. 81	1.46	94
(. 72)	47.75	5.34	527,015	. 64	. 64	1.51	93
(. 62)	46.03	16.54	596,837	. 64	. 64	1.39	105
(. 60)	40.06	24.78	586,634	. 65	. 65	1.64	105

See accompanying notes which are an integral part of the financial statements.

U.S. Defensive Equity Fund 55

Russell Investment Company
U.S. Defensive Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$275,762
Administration fees	24,114
Distribution fees	32,813
Shareholder servicing fees	9,719
Transfer agent fees	55,659
Trustee fees	3,382
$401,449

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$67,141	$309,072	$325,778	$11	$(13)	$50,433	$469	$—
	$67,141	$309,072	$325,778	$11	$(13)	$50,433	$469	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$557,670,642
Unrealized Appreciation	$95,085,822
Unrealized Depreciation	(18,732,833)
Net Unrealized Appreciation (Depreciation)	$76,352,989
Undistributed Ordinary Income	$10,543,686
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$40,609,342
Tax Composition of Distributions
Ordinary Income	$5,290,380
Long-Term Capital Gains	$43,299,029

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$33
Accumulated net realized gain (loss)	(9,007)
Additional paid-in capital	8,974

See accompanying notes which are an integral part of the financial statements.

56 U.S. Defensive Equity Fund

Russell Investment Company
U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

U. S. Dynamic Equity Fund - Class A‡			Russell 1000® Dynamic IndexTM **
	Total			Total
	Return			Return
1 Year	18.54%		1 Year	26.44%
5 Years	13.11	%§	5 Years	15.98	%§
10 Years	6.50	%§	10 Years	7.05	%§

U. S. Dynamic Equity Fund - Class C			U. S. Dynamic Equity Linked Benchmark ***
	Total			Total
	Return			Return
1 Year	24.83%		1 Year	26.44%
5 Years	13.60	%§	5 Years	15.98	%§
10 Years	6.32	%§	10 Years	9.01	%§

U. S. Dynamic Equity Fund - Class E
	Total
	Return
1 Year	25.83%
5 Years	14.43	%§
10 Years	7.12	%§

U. S. Dynamic Equity Fund - Class S
	Total
	Return
1 Year	26.23%
5 Years	14.73	%§
10 Years	7.38	%§

U. S. Dynamic Equity Fund - Class Y‡‡
	Total
	Return
1 Year	26.37%
5 Years	14.95	%§
10 Years	7.58	%§

U.S. Dynamic Equity Fund 57

Russell Investment Company
U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The U. S. Dynamic Equity Fund (the “Fund”) employs a multi-	Within U. S. large capitalization stocks, factors that were rewarded
manager approach whereby portions of the Fund are allocated to	during the fiscal year included high beta (beta is a measure of a
different money manager strategies. Fund assets not allocated to	stock’s sensitivity to the direction of the market), positive earnings
money managers are managed by Russell Investment Management,	surprise, rising earnings estimates and positive price momentum.
LLC (“RIM”), the Fund’s advisor. RIM may change the allocation	Factors that trailed the market included high dividend yield,
of the Fund’s assets among money managers at any time. An	high earnings variability and high financial leverage (high debt-
exemptive order from the Securities and Exchange Commission	to-capital ratios) . Additionally, dynamic stocks outperformed
(“SEC”) permits RIM to engage or terminate a money manager	defensive stocks and growth stocks outperformed value stocks
at any time, subject to approval by the Fund’s Board, without a	across all market capitalization tiers. From a sector perspective,
shareholder vote. Pursuant to the terms of the exemptive order,	information technology, financials and materials outperformed the
the Fund is required to notify its shareholders within 90 days of	Russell 1000® Dynamic Index by 17.77%, 15.23% and 4.29%,
when a money manager begins providing services. As of October	respectively. Sectors that failed to find traction during the one-
31, 2017, the Fund had four money managers.	year period were telecommunication services, consumer staples,

What is the Fund’s investment objective?	energy and real estate, trailing by 60.04%, 31.53%, 26.03%
and 15.04%, respectively. The Fund’s strategic positioning
The Fund seeks to provide long term capital growth.	both detracted and benefited in this market environment, with
How did the Fund perform relative to its benchmark for the	the Fund modestly underperforming its Russell 1000® Dynamic
fiscal year ended October 31, 2017?	Index benchmark.
For the fiscal year ended October 31, 2017, the Fund’s Class A,	How did the investment strategies and techniques employed
Class C, Class E, Class S and Class Y Shares gained 25.79%,	by the Fund and its money managers affect its benchmark-
24.83%, 25.83%, 26.23% and 26.37%, respectively. This is	relative performance?
compared to the Fund’s benchmark, the Russell 1000® Dynamic	The Fund’s factor exposures over the period provided mixed
Index™, which gained 26.44% during the same period. The	results. The Fund’s tilts toward high beta stocks and stocks with
Fund’s performance includes operating expenses, whereas index	low financial leverage (low debt-to-capital ratios) were rewarded,
returns are unmanaged and do not include expenses of any kind.	while a tilt away from the largest market capitalization stocks
For Share Classes with inception dates after November 1, 2016,	was the main detractor from performance for the fiscal year.
annual returns reflect the returns of other Share Classes of the	Industry group allocation decisions were beneficial, including
Fund for the period prior to inception. Please refer to the footnotes	an overweight to banks and an underweight to real estate. Stock
at the end of the Portfolio Management Discussion and Analysis,	selection detracted within the information technology sector (an
as applicable.	overweight to Intel Corporation and an underweight to Apple,
For the fiscal year ended October 31, 2017, the Morningstar®	Inc. ) and the health care sector (an overweight to Ophthotech
Large Blend Category, a group of funds that Morningstar considers	Corp and an underweight to AbbVie, Inc. ) for the fiscal year.
to have investment strategies similar to those of the Fund, gained	The Fund employs discretionary money managers. The Fund’s
22.34%. This result serves as a peer comparison and is expressed	discretionary money managers select the individual portfolio
net of operating expenses.	securities for the assets assigned to them. Fund assets not
RIM may assign a money manager a specific style or	allocated to discretionary money managers include the Fund’s
capitalization benchmark other than the Fund’s index. However,	cash balances and assets which may be managed directly by
the Fund’s primary index remains the benchmark for the Fund	RIM to effect the Fund’s investment strategies and/or to actively
and is representative of the aggregate of each money manager’s	manage the Fund’s overall exposures by investing in securities or
benchmark index.	other instruments that RIM believes will achieve the desired risk/

How did the market conditions described in the Market	return profile for the Fund.
Summary report affect the Fund’s performance?	With respect to certain of the Fund’s money managers, Pzena
Broadly measured by the Russell 3000® Index, U. S. stocks	Investment Management, LLC (“Pzena”) was the best performing
returned 23.98% for the one-year period, which is the ninth	manager for the period and outperformed the Russell 1000® Value
straight fiscal year ending October 31st that the Russell 3000®	Index. Factor exposures were rewarded, including tilts toward
Index has finished with a positive absolute return. The Russell	high beta stocks and stocks with rising earnings estimates. Stock
3000® Index finished with a positive absolute return in each of	selection within the industrials sector (an overweight to Dover
the fiscal year’s twelve months.	Corporation and an underweight to General Electric Company)
contributed positively to benchmark-relative performance.

58 U.S. Dynamic Equity Fund

Russell Investment Company
U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

Jacobs Levy Equity Management, Inc. (“Jacobs”) was the worst	the Fund’s absolute performance for the fiscal year as the market
performing manager for the period although Jacobs slightly	produced a positive absolute return.
outperformed the Russell 1000® Dynamic Index™. Jacobs’ tilts
away from the largest market capitalization stocks and stocks	Describe any changes to the Fund’s structure or the money
with rising earnings estimates detracted, however tilts toward	manager line-up.
high beta stocks and stocks with low financial leverage (low debt-	There were no changes to the Fund’s structure or the money
to-capital ratios) contributed positively to performance. Industry	manager line up during the fiscal year.
group allocation decisions were mixed, including an overweight	Money Managers as of October 31,
to technology hardware & equipment being rewarded, while an	2017	Styles
underweight to software & services detracted.
	AJO, LP	Dynamic
RIM manages an 8% (effective October 31, 2017) strategic	Jacobs Levy Equity Management, Inc.	Dynamic
allocation to a positioning strategy to seek to achieve the	Pzena Investment Management, LLC	Value
desired risk/return profile for the Fund. The positioning strategy	Suffolk Capital Management, LLC	Dynamic
utilizes the output from a quantitative model to seek to position	The views expressed in this report reflect those of the
the portfolio to meet RIM’s overall preferred positioning. The	portfolio managers only through the end of the period
positioning strategy underperformed the Russell 1000® Dynamic	covered by the report. These views do not necessarily
Index™ during the one-year period. Tilts toward low beta stocks	represent the views of RIM, or any other person in RIM or
and high dividend yield stocks detracted from benchmark-relative	any other affiliated organization. These views are subject to
performance. However, an overweight to the largest market	change at any time based upon market conditions or other
capitalization stocks was beneficial. Sector allocation decisions	events, and RIM disclaims any responsibility to update the
detracted, including overweights to telecommunication services	views contained herein. These views should not be relied on
and consumer staples.	as investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
During the period, RIM used index futures contracts to equitize	numerous factors, should not be relied on as an indication
the Fund’s cash. The decision to equitize cash was beneficial to	of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2007.

** The Russell 1000® Dynamic IndexTM measures the performance of the large-cap dynamic segment of the U.S. equity universe. It includes the Russell 1000 Index companies with relatively less stable business conditions which are more sensitive to economic cycle, credit cycle and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets.

*** The U.S. Dynamic Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The U.S. Dynamic Equity Linked Benchmark represents the returns of the Russell 1000® Growth Index through August 14, 2012 and the returns of the Russell 1000® Dynamic IndexTM thereafter.

‡ The Fund first issued Class A Shares on August 15, 2012.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class Y Shares on August 15, 2012.  The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class I Shares.
Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares. Class I
Shares are no longer offered and were reclassified as S Shares on August 18, 2017.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

U.S. Dynamic Equity Fund 59

Russell Investment Company
U.S. Dynamic Equity Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,092.80	$1,017.64
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$7.91	$7.63

Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.50%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,088.40	$1,013.91
	Expenses Paid During Period*	$11.79	$11.37
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.24%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,092.50	$1,017.69
of other funds.	Expenses Paid During Period*	$7.86	$7.58

* Expenses are equal to the Fund's annualized expense ratio of 1.49%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

60 U.S. Dynamic Equity Fund

Russell Investment Company
U.S. Dynamic Equity Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,094.90	$1,019.16
Expenses Paid During Period*	$6.34	$6.11

* Expenses are equal to the Fund's annualized expense ratio of 1.20%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,095.20	$1,019.91
Expenses Paid During Period*	$5.55	$5.35

* Expenses are equal to the Fund's annualized expense ratio of 1.05%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

U.S. Dynamic Equity Fund 61

Russell Investment Company
U.S. Dynamic Equity Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks – 101.4%			Tenneco, Inc.	7,606	442
Consumer Discretionary - 14.5%			Thomson Reuters Corp.	2,183	102
Aaron's, Inc. Class A	2,541	94	Time Warner, Inc.	1,370	135
Amazon. com, Inc. (Æ)(Û)	3,743	4,135	Time, Inc.	6,960	81
AMC Networks, Inc. Class A(Æ)	3,135	160	TJX Cos. , Inc.	2,719	190
Bed Bath & Beyond, Inc.	6,469	129	Toll Brothers, Inc.	4,621	213
Best Buy Co. , Inc. (Û)	2,569	144	Twenty-First Century Fox, Inc. Class A	13,720	358
Big Lots, Inc. (Û)	3,955	203	Visteon Corp. (Æ)	4,450	561
Brunswick Corp.	3,031	154	WABCO Holdings, Inc. (Æ)	2,030	300
Buffalo Wild Wings, Inc. (Æ)	340	40	Wal-Mart Stores, Inc.	7,130	623
Carnival Corp. (Û)	8,764	582	Walt Disney Co. (The)	1,646	161
CBS Corp. Class B	7,700	432	Yum! Brands, Inc.	341	25
Charter Communications, Inc. Class A(Æ)	526	176
Chipotle Mexican Grill, Inc. Class A(Æ)(Ñ)	1,190	324			23,571
Churchill Downs, Inc.	574	120
Comcast Corp. Class A	18,708	674	Consumer Staples - 2.0%
			Altria Group, Inc.	1,187	76
Costco Wholesale Corp.	198	32	Archer-Daniels-Midland Co.	9,295	379
Coty, Inc. Class A	1,037	16	Bunge, Ltd.	7,155	492
Dana Holding Corp.	9,090	277	Colgate-Palmolive Co.	414	29
Domino's Pizza, Inc.	1,570	287	Constellation Brands, Inc. Class A	1,529	335
DR Horton, Inc.	24,858	1,099	Cosan, Ltd. Class A	10,548	92
eBay, Inc. (Æ)	8,185	308	CVS Health Corp.	795	54
Fiat Chrysler Automobiles NV(Æ)(Û)	11,703	203	Dean Foods Co.	7,941	77
Ford Motor Co.	91,818	1,126	Ingredion, Inc.	1,738	218
General Motors Co. (Û)	28,409	1,220	Kimberly-Clark Corp.	200	23
Graham Holdings Co. Class B(Û)	219	122	Kraft Heinz Co. (The)	375	29
Hilton Worldwide Holdings, Inc.	12,150	878	Kroger Co. (The)	1,151	24
Home Depot, Inc. (The)	1,564	259	Molson Coors Brewing Co. Class B	303	25
Interpublic Group of Cos. , Inc. (The)	22,262	429	Mondelez International, Inc. Class A	463	19
John Wiley & Sons, Inc. Class A	1,941	106	Monster Beverage Corp. (Æ)	683	40
Kohl's Corp.	1,860	78	National Beverage Corp.	370	36
Las Vegas Sands Corp.	1,364	86	Nu Skin Enterprises, Inc. Class A(Û)	875	56
Lear Corp.	2,211	389	PepsiCo, Inc. (Û)	3,399	375
Lennar Corp. Class A	1,035	58	Philip Morris International, Inc.	1,030	108
Lowe's Cos. , Inc.	1,426	114	Pinnacle Foods, Inc.	4,800	261
Madison Square Garden Co. (The) Class A(Æ)	1,290	287	Procter & Gamble Co. (The)	1,775	153
Magna International, Inc. Class A	3,488	190	Sanderson Farms, Inc.	890	133
Marriott International, Inc. Class A	1,190	142	Sysco Corp.	2,280	127
McDonald's Corp.	1,013	169	Tyson Foods, Inc. Class A	466	34
Meritage Homes Corp. (Æ)	1,203	59	Walgreens Boots Alliance, Inc.	1,616	107
Michael Kors Holdings, Ltd. (Æ)(Û)	4,496	219
Netflix, Inc. (Æ)	362	71			3,302
News Corp. Class A	34,433	471
Nike, Inc. Class B	2,232	123	Energy - 5.8%
NVR, Inc. (Æ)(Û)	61	200	Anadarko Petroleum Corp.	1,184	58
Office Depot, Inc.	26,283	81	Andeavor(Æ)	3,090	328
Omnicom Group, Inc.	9,044	608	Apache Corp.	1,209	50
Pandora Media, Inc. (Æ)(Ñ)	2,762	20	Arch Coal, Inc. (Æ)	3,000	229
Priceline Group, Inc. (The)(Æ)(Û)	360	688	Baker Hughes, a GE Co.	630	20
PulteGroup, Inc.	21,246	642	BP PLC - ADR	10,895	443
Ralph Lauren Corp. Class A	1,600	143	Cenovus Energy, Inc. (Ñ)	43,518	423
Ross Stores, Inc.	1,221	78	Chevron Corp.	2,325	269
Royal Caribbean Cruises, Ltd. (Û)	2,428	300	Cimarex Energy Co.	3,205	375
Shutterfly, Inc. (Æ)	1,700	73	Concho Resources, Inc. (Æ)	673	90
Starbucks Corp.	2,753	151	ConocoPhillips(Û)	5,565	285
Tapestry, Inc.	19,333	792	Devon Energy Corp.	11,309	417
Target Corp.	3,292	194	Enbridge, Inc.	830	32
Taylor Morrison Home Corp. Class A(Æ)	9,332	225	EOG Resources, Inc.	595	59
			Exxon Mobil Corp.	11,405	950

See accompanying notes which are an integral part of the financial statements.

62 U.S. Dynamic Equity Fund

Russell Investment Company
U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
First Solar, Inc. (Æ)	8,251	452	Franklin Resources, Inc.	14,007	590
Halliburton Co.	12,999	555	Gaming and Leisure Properties, Inc. (ö)(Û)	8,304	303
Hess Corp.	1,904	84	GGP, Inc. (Æ)(ö)	5,273	103
HollyFrontier Corp.	2,212	82	Goldman Sachs Group, Inc. (The)	9,536	2,312
Marathon Petroleum Corp. (Û)	18,185	1,086	Green Dot Corp. Class A(Æ)	1,300	74
Murphy Oil Corp.	8,507	228	Hartford Financial Services Group, Inc.	24,768	1,364
National Oilwell Varco, Inc.	9,500	325	HCP, Inc. (ö)	2,503	65
Newfield Exploration Co. (Æ)	1,493	46	Hospitality Properties Trust(ö)(Û)	3,719	106
Occidental Petroleum Corp.	864	56	Host Hotels & Resorts, Inc. (ö)(Û)	4,122	81
Oceaneering International, Inc.	3,827	77	Interactive Brokers Group, Inc. Class A	1,106	60
PBF Energy, Inc. Class A	4,291	124	JBG Smith Properties(ö)	656	20
Phillips 66	1,322	120	Jones Lang LaSalle, Inc. (Û)	1,948	252
Pioneer Natural Resources Co.	446	67	JPMorgan Chase & Co. (Û)	50,664	5,099
Royal Dutch Shell PLC Class A - ADR	13,370	844	KeyCorp	49,391	901
Schlumberger, Ltd.	1,316	84	Lazard, Ltd. Class A	865	41
Southwestern Energy Co. (Æ)	22,302	124	Leucadia National Corp.	508	13
Valero Energy Corp. (Û)	12,543	991	Lincoln National Corp.	6,168	467
		9,373	LPL Financial Holdings, Inc. (Û)	8,614	428
			M&T Bank Corp.	990	165
Financial Services - 26.5%			Mack-Cali Realty Corp. (ö)	7,591	173
Affiliated Managers Group, Inc.	377	70	MasterCard, Inc. Class A	452	67
Aflac, Inc.	1,193	100	MetLife, Inc.	12,676	679
Allstate Corp. (The)	5,740	538	Morgan Stanley(Û)	46,560	2,327
American Express Co.	409	39	Navient Corp. (Û)	9,869	123
American International Group, Inc.	20,148	1,301	NorthStar Realty Europe Corp. (ö)	3,747	50
American Tower Corp. (ö)	867	125	PayPal Holdings, Inc. (Æ)	1,382	100
Ameriprise Financial, Inc. (Û)	487	76	Piedmont Office Realty Trust, Inc. Class A(ö)	4,072	79
Aspen Insurance Holdings, Ltd.	3,700	159	PNC Financial Services Group, Inc. (The)	3,431	469
Assured Guaranty, Ltd.	5,788	215	Popular, Inc.	12,489	458
Athene Holding, Ltd. Class A(Æ)	4,100	214	Progressive Corp. (The)	995	48
AvalonBay Communities, Inc. (ö)	149	27	Prologis, Inc. (ö)	4,437	287
Axis Capital Holdings, Ltd.	6,972	379	Prudential Financial, Inc. (Û)	8,900	983
Bank of America Corp. (Û)	148,915	4,080	Public Storage(ö)	518	107
Bank of New York Mellon Corp. (The)	1,822	94	Realogy Holdings Corp.	8,413	272
Berkshire Hathaway, Inc. Class B(Æ)	1,003	188	Reinsurance Group of America, Inc. Class A	3,035	453
BlackRock, Inc. Class A	68	32	Ryman Hospitality Properties, Inc. (ö)(Û)	2,432	161
Boston Properties, Inc. (ö)	968	117	Simon Property Group, Inc. (ö)	125	19
Brighthouse Financial, Inc. (Æ)	1,221	76	State Street Corp.	10,256	944
Capital One Financial Corp.	26,822	2,472	Sunstone Hotel Investors, Inc. (ö)	8,313	136
CBRE Group, Inc. Class A(Æ)(Û)	11,657	458	SunTrust Banks, Inc.	10,137	611
Charles Schwab Corp. (The)	2,373	106	Synovus Financial Corp.	10,043	470
Chubb, Ltd.	797	120	TCF Financial Corp.	185	3
Citigroup, Inc.	36,199	2,661	UBS Group AG(Æ)	30,596	520
Citizens Financial Group, Inc. (Û)	23,266	885	Unum Group	8,468	441
CNO Financial Group, Inc.	11,097	266	Ventas, Inc. (ö)	590	37
Colony NorthStar, Inc. Class A(ö)	4,472	55	Visa, Inc. Class A	1,125	124
Comerica, Inc. (Û)	5,616	441	Vornado Realty Trust(ö)	1,094	82
CoreSite Realty Corp. Class A(ö)	323	36	Voya Financial, Inc.	29,992	1,205
Crown Castle International Corp. (ö)	412	44	Wells Fargo & Co.	14,666	824
Digital Realty Trust, Inc. (ö)	372	44	Welltower, Inc. (ö)	733	49
Discover Financial Services(Û)	7,148	476	Weyerhaeuser Co. (ö)	7,219	259
E*Trade Financial Corp. (Æ)	7,800	340	XL Group, Ltd.	7,300	295
Equinix, Inc. (Æ)(ö)	1,339	621			43,086
Equity Commonwealth(Æ)(ö)	5,080	153
Equity Residential(ö)	6,677	449	Health Care - 12.3%
Essex Property Trust, Inc. (ö)	155	41	Abbott Laboratories	683	37
First Republic Bank	1,146	112	AbbVie, Inc.	2,315	209
Forest City Realty Trust, Inc. Class A(ö)	7,187	177	Aerie Pharmaceuticals, Inc. (Æ)	16,386	1,013

See accompanying notes which are an integral part of the financial statements.

U.S. Dynamic Equity Fund 63

Russell Investment Company
U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Aetna, Inc. (Û)	4,184	711	Domtar Corp.	950	45
Agilent Technologies, Inc.	6,083	414	DowDuPont, Inc.	6,394	462
Alexion Pharmaceuticals, Inc. (Æ)	722	86	Eastman Chemical Co.	804	73
Allergan PLC(Æ)	2,813	499	Ecolab, Inc.	861	112
Allscripts Healthcare Solutions, Inc. (Æ)	15,300	206	FMC Corp.	3,700	344
AmerisourceBergen Corp. Class A	3,600	277	Hexcel Corp.	14,083	856
Amgen, Inc.	1,313	230	Louisiana-Pacific Corp. (Æ)	7,596	206
Anthem, Inc. (Æ)	3,423	716	LyondellBasell Industries NV Class A(Û)	4,945	512
Baxter International, Inc. (Û)	7,270	469	Masco Corp.	10,759	428
Becton Dickinson and Co.	168	35	Monsanto Co.	590	71
Biogen, Inc. (Æ)	2,773	865	Mosaic Co. (The)	1,927	43
BioMarin Pharmaceutical, Inc. (Æ)	3,400	279	Newmont Mining Corp.	1,231	45
Bristol-Myers Squibb Co. (Û)	3,184	196	Norbord, Inc.	2,975	107
Bruker Corp.	3,498	110	Nucor Corp.	910	53
Cardinal Health, Inc.	6,139	380	Owens Corning	5,971	493
Catalent, Inc. (Æ)	2,577	110	PPG Industries, Inc.	533	62
Celgene Corp. (Æ)	5,078	512	Praxair, Inc.	1,857	271
Centene Corp. (Æ)	244	23	Sonoco Products Co.	1,271	66
Cerner Corp. (Æ)	12,560	848	Teck Resources, Ltd. Class B(Û)	4,824	99
Cigna Corp.	2,750	542	Timken Co. (The)	3,457	163
DaVita HealthCare Partners, Inc. (Æ)	1,891	115	Trinseo SA	2,773	197
Eli Lilly & Co. (Û)	3,378	277	Versum Materials, Inc.	3,011	127
Emergent BioSolutions, Inc. (Æ)	1,700	70	WestRock Co.	5,979	367
Endo International PLC(Æ)	16,665	106			6,290
Envision Healthcare Corp. (Æ)	1,186	51
Exelixis, Inc. (Æ)	5,219	129	Producer Durables - 12.6%
Express Scripts Holding Co. (Æ)	16,692	1,023	3M Co.	644	148
Gilead Sciences, Inc.	9,151	686	Accenture PLC Class A	286	41
HCA Healthcare, Inc. (Æ)	698	53	Advanced Energy Industries, Inc. (Æ)	2,472	209
HMS Holdings Corp. (Æ)	3,038	58	AECOM(Æ)	22,027	772
Humana, Inc.	1,754	447	AerCap Holdings NV(Æ)(Û)	4,435	233
IDEXX Laboratories, Inc. (Æ)	1,940	322	AGCO Corp.	5,300	363
Johnson & Johnson(Û)	4,530	632	American Airlines Group, Inc.	780	37
Laboratory Corp. of America Holdings(Æ)	2,615	402	Automatic Data Processing, Inc.	257	30
Ligand Pharmaceuticals, Inc. Class B(Æ)	740	108	Boeing Co. (The)	7,369	1,901
McKesson Corp.	7,833	1,080	Caterpillar, Inc.	12,362	1,677
Medtronic PLC	7,043	567	CSX Corp.	1,643	83
Merck & Co. , Inc.	15,807	871	Cummins, Inc. (Û)	2,471	437
Mylan NV(Æ)	18,545	662	Danaher Corp.	348	32
Perrigo Co. PLC	670	54	Deere & Co.	3,741	497
Pfizer, Inc. (Û)	20,564	721	Delphi Automotive PLC	3,800	378
Quest Diagnostics, Inc. (Û)	1,160	109	Delta Air Lines, Inc. (Û)	8,587	429
Regeneron Pharmaceuticals, Inc. (Æ)	236	95	Dover Corp.	6,640	634
Stryker Corp.	267	41	Eaton Corp. PLC	708	57
Thermo Fisher Scientific, Inc.	6,194	1,202	EMCOR Group, Inc.	2,703	218
UnitedHealth Group, Inc.	673	141	Emerson Electric Co.	452	29
Vertex Pharmaceuticals, Inc. (Æ)	5,448	796	FedEx Corp.	4,735	1,070
WellCare Health Plans, Inc. (Æ)	2,190	433	Fluor Corp.	6,700	289
		20,018	General Dynamics Corp.	181	37
			General Electric Co.	23,720	478
Materials and Processing - 3.9%			HD Supply Holdings, Inc. (Æ)	3,112	110
Air Products & Chemicals, Inc.	327	52	Honeywell International, Inc.	413	60
Albemarle Corp.	389	55	Huntington Ingalls Industries, Inc. (Û)	618	144
Alcoa Corp. (Æ)	2,736	131	Illinois Tool Works, Inc.	216	34
Bemis Co. , Inc.	1,019	46	Jacobs Engineering Group, Inc.	4,600	268
Cabot Corp.	4,677	285	JB Hunt Transport Services, Inc.	692	74
Celanese Corp. Class A(Û)	3,321	346	JetBlue Airways Corp. (Æ)	12,106	232
Chemours Co. (The)	3,053	173	Johnson Controls International PLC(Æ)	725	30

See accompanying notes which are an integral part of the financial statements.

64 U.S. Dynamic Equity Fund

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Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
L3 Technologies, Inc.	182	34	Cornerstone OnDemand, Inc. (Æ)	3,700	142
Landstar System, Inc.	2,164	214	Corning, Inc.	966	30
Lockheed Martin Corp.	1,624	500	CoStar Group, Inc. (Æ)	285	84
ManpowerGroup, Inc. (Û)	4,890	603	Dell Technologies, Inc. Class V(Æ)	411	34
MasTec, Inc. (Æ)	1,700	74	DXC Technology Co.	13,646	1,249
Moog, Inc. Class A(Æ)	1,328	117	Electronic Arts, Inc. (Æ)	3,940	471
MSC Industrial Direct Co. , Inc. Class A	334	28	Entegris, Inc.	5,239	172
Norfolk Southern Corp.	692	91	Facebook, Inc. Class A(Æ)	8,755	1,577
Northrop Grumman Corp.	125	37	FireEye, Inc. (Æ)(Ñ)	4,400	74
Old Dominion Freight Line, Inc.	885	107	Fortinet, Inc. (Æ)	5,000	197
Oshkosh Corp.	1,778	163	Hewlett Packard Enterprise Co.	77,116	1,074
PACCAR, Inc.	487	35	HP, Inc. (Æ)(Û)	55,909	1,205
Parker-Hannifin Corp.	1,167	213	IAC/InterActiveCorp(Æ)	1,885	243
Quanta Services, Inc. (Æ)(Û)	38,865	1,466	Imperva, Inc. (Æ)	688	29
Raytheon Co.	2,539	458	Intel Corp.	9,437	429
Republic Services, Inc. Class A	1,113	72	International Business Machines Corp.	544	84
Ryder System, Inc.	3,141	255	Intuit, Inc.	1,768	267
Southwest Airlines Co.	1,700	92	Jabil Circuit, Inc.	7,578	214
Spirit AeroSystems Holdings, Inc. Class A	2,976	238	Juniper Networks, Inc.	11,400	283
Stanley Black & Decker, Inc.	552	89	KLA-Tencor Corp.	1,897	207
Terex Corp.	1,015	48	Lam Research Corp.	1,779	371
Textron, Inc.	7,690	406	Marvell Technology Group, Ltd.	78,188	1,445
Trimble Navigation, Ltd. (Æ)	25,233	1,031	Micro Focus International PLC - ADR(Æ)	7,531	263
TriNet Group, Inc. (Æ)	3,000	104	Micron Technology, Inc. (Æ)(Û)	6,131	272
Union Pacific Corp.	1,471	170	Microsoft Corp. (Û)	28,864	2,400
United Continental Holdings, Inc. (Æ)	3,887	227	MicroStrategy, Inc. Class A(Æ)	1,043	138
United Parcel Service, Inc. Class B	749	88	MKS Instruments, Inc.	1,715	186
United Rentals, Inc. (Æ)(Û)	1,009	143	NetApp, Inc.	8,327	370
United Technologies Corp.	912	109	NVIDIA Corp.	576	119
Waste Management, Inc.	397	33	ON Semiconductor Corp. (Æ)	7,580	162
XPO Logistics, Inc. (Æ)	11,893	825	Oracle Corp. (Û)	37,485	1,908
Xylem, Inc.	14,349	955	Palo Alto Networks, Inc. (Æ)	202	30
Zebra Technologies Corp. Class A(Æ)	3,370	391	QUALCOMM, Inc.	926	47
		20,447	Red Hat, Inc. (Æ)	3,100	375
			Salesforce. com, Inc. (Æ)	2,017	206
Technology - 21.0%			Seagate Technology PLC	5,981	221
Adobe Systems, Inc. (Æ)	509	89	Splunk, Inc. (Æ)	3,600	242
Alibaba Group Holding, Ltd. - ADR(Æ)	4,385	811	Symantec Corp.	1,580	51
Alphabet, Inc. Class C(Æ)	1,187	1,207	Synopsys, Inc. (Æ)	4,958	429
Alphabet, Inc. Class A(Æ)(Û)	539	557	Tableau Software, Inc. Class A(Æ)	4,662	378
Amdocs, Ltd.	552	36	TE Connectivity, Ltd. (Û)	4,964	452
Amkor Technology, Inc. (Æ)	9,540	110	Tech Data Corp. (Æ)	4,130	383
Anixter International, Inc. (Æ)	1,172	81	Teradyne, Inc.	6,447	277
Apple, Inc. (Û)	24,605	4,161	Texas Instruments, Inc.	488	47
Applied Materials, Inc. (Û)	23,260	1,312	Twitter, Inc. (Æ)	10,800	223
ARRIS International PLC(Æ)	13,600	388	VeriSign, Inc. (Æ)	4,111	442
ASML Holding NV Class G(Ñ)	4,485	811	Viavi Solutions, Inc. Class W(Æ)	27,600	256
Aspen Technology, Inc. (Æ)	3,900	252	Vishay Intertechnology, Inc.	13,580	302
Avnet, Inc.	3,571	142	Western Digital Corp. (Û)	7,432	663
Broadcom, Ltd.	3,847	1,015	Zynga, Inc. Class A(Æ)	75,407	294
Cadence Design Systems, Inc. (Æ)	8,808	380			34,135
Ciena Corp. (Æ)	5,600	119
Cirrus Logic, Inc. (Æ)	3,800	213	Utilities - 2.8%
Cisco Systems, Inc.	6,103	208	AES Corp.	27,439	292
Citrix Systems, Inc. (Æ)	3,454	285	Ameren Corp.	593	37
Cognizant Technology Solutions Corp. Class			American Electric Power Co. , Inc.	2,672	199
A	9,763	738	American Water Works Co. , Inc.	371	33
CommVault Systems, Inc. (Æ)	3,900	203	AT&T, Inc.	33,476	1,126

See accompanying notes which are an integral part of the financial statements.

U.S. Dynamic Equity Fund 65

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U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
CenturyLink, Inc. (Ñ)	3,582	68	Snyders-Lance, Inc.	(1,469)	(55)
CMS Energy Corp.	646	31			(106)
Consolidated Edison, Inc.	1,728	149	Energy - (0.1)%
Crescent Point Energy Corp.	3,417	28
Dominion Energy, Inc.	824	67	Frank's International NV	(10,582)	(70)
DTE Energy Co.	613	68	SunPower Corp. Class A(Æ)	(7,615)	(54)
Duke Energy Corp.	795	70	Weatherford International PLC(Æ)	(23,934)	(83)
Edison International	787	63			(207)
Frontier Communications Corp. (Ñ)	737	9	Financial Services - (1.3)%
Hawaiian Electric Industries, Inc.	1,503	55	Bank of the Ozarks, Inc.	(2,534)	(118)
NextEra Energy, Inc.	1,161	180	Crown Castle International Corp. (ö)	(329)	(35)
NiSource, Inc.	12,200	322
PG&E Corp.	905	52	Equifax, Inc.	(628)	(68)
Public Service Enterprise Group, Inc.	871	43	First Financial Bankshares, Inc.	(4,584)	(209)
Southern Co. (The)	1,845	96	Home BancShares, Inc.	(5,503)	(124)
Southwest Gas Holdings, Inc.	1,842	152	Interactive Brokers Group, Inc. Class A	(2,881)	(156)
Telephone & Data Systems, Inc. (Û)	6,475	189	Iron Mountain, Inc. (ö)	(3,001)	(120)
T-Mobile US, Inc. (Æ)	11,177	667
Verizon Communications, Inc. (Û)	9,354	447	Life Storage, Inc. (Æ)(ö)	(839)	(68)
WEC Energy Group, Inc.	590	39	Macerich Co. (The)(ö)	(1,238)	(68)
Xcel Energy, Inc.	939	45	New York Community Bancorp, Inc.	(15,550)	(195)
		4,527	Omega Healthcare Investors, Inc. (ö)	(3,924)	(113)
			Realty Income Corp. (ö)	(3,538)	(190)
Total Common Stocks			Regency Centers Corp. (ö)	(2,269)	(140)
(cost $129,239)		164,749	TFS Financial Corp.	(12,452)	(192)
			United Bankshares, Inc.	(3,666)	(132)
Short-Term Investments - 2.3%			WEX, Inc. (Æ)	(695)	(86)
U. S. Cash Management Fund(@)	3,724,478 (8)	3,725	Willis Towers Watson PLC(Æ)	(886)	(143)
Total Short-Term Investments					(2,157)
(cost $3,725)		3,725	Health Care - (0.4)%
			Acadia Healthcare Co. , Inc. (Æ)	(2,181)	(68)
Other Securities - 0.9%			DexCom, Inc. (Æ)	(1,357)	(61)
U. S. Cash Collateral Fund(×)(@)	1,521,998 (8)	1,522	Envision Healthcare Corp. (Æ)	(1,155)	(49)
Total Other Securities			Insulet Corp. (Æ)	(1,798)	(106)
(cost $1,522)		1,522	Medicines Co. (The)(Æ)	(1,657)	(48)
			Nektar Therapeutics(Æ)	(3,405)	(82)
Total Investments 104.6%			Penumbra, Inc. (Æ)	(591)	(59)
(identified cost $134,486)		169,996	Regeneron Pharmaceuticals, Inc. (Æ)	(151)	(61)
Securities Sold Short - (3.4)%
Consumer Discretionary - (0.4)%			Seattle Genetics, Inc. (Æ)	(994)	(61)
AMC Entertainment Holdings, Inc. Class A	(2,325)	(32)			(595)
AutoNation, Inc. (Æ)	(1,706)	(81)	Materials and Processing - (0.1)%
CarMax, Inc. (Æ)	(1,073)	(81)	Turquoise Hill Resources, Ltd. (Æ)	(20,410)	(63)
Chipotle Mexican Grill, Inc. Class A(Æ)	(209)	(57)	Vulcan Materials Co.	(1,641)	(200)
Coty, Inc. Class A	(5,735)	(88)			(263)
Fitbit, Inc. Class A(Æ)	(9,735)	(60)	Producer Durables - (0.3)%
			IHS Markit, Ltd. (Æ)	(2,997)	(128)
Mattel, Inc.	(3,482)	(49)
			Johnson Controls International PLC(Æ)	(1,680)	(69)
Newell Rubbermaid, Inc.	(1,406)	(57)
			Ritchie Bros Auctioneers, Inc.	(2,065)	(58)
Nielsen Holdings PLC	(1,547)	(57)
			Square, Inc. Class A(Æ)	(3,500)	(130)
Tesla, Inc. (Æ)	(307)	(102)
			Wabtec Corp.	(901)	(69)
Under Armour, Inc. Class A(Æ)	(5,137)	(64)
					(454)
		(728)	Technology - (0.6)%
Consumer Staples – (0.1)%			Advanced Micro Devices, Inc. (Æ)	(7,848)	(86)
B&G Foods, Inc. Class A	(1,598)	(51)

See accompanying notes which are an integral part of the financial statements.

66 U.S. Dynamic Equity Fund

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U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2017

	Amounts in thousands (except share amounts)
		Principal	Fair
		Amount ($) or	Value
		Shares	$
	Black Knight, Inc. (Æ)	(2,201)	(100)
	BlackBerry, Ltd. (Æ)	(5,628)	(62)
	FireEye, Inc. (Æ)	(3,673)	(62)
	MACOM Technology Solutions Holdings,
	Inc. (Æ)	(1,803)	(74)
	Maxar Technologies, Ltd.	(1,129)	(71)
	MuleSoft, Inc. (Æ)	(1,034)	(24)
	Nutanix, Inc. Class A(Æ)	(3,475)	(99)
	Palo Alto Networks, Inc. (Æ)	(813)	(120)
	Pure Storage, Inc. Class A(Æ)	(5,112)	(84)
	Twilio, Inc. Class A(Æ)	(3,559)	(114)
	Ubiquiti Networks, Inc. (Æ)	(1,249)	(78)
			(974)
	Utilities – (0.1)%
	Cheniere Energy, Inc. (Æ)	(1,287)	(60)
	Globalstar, Inc. (Æ)	(26,325)	(42)
			(102)

	Total Securities Sold Short
	(proceeds $5,812)		(5,586)

	Other Assets and Liabilities, Net
-	(1.2%)		(1,978)
	Net Assets - 100.0%		162,432

See accompanying notes which are an integral part of the financial statements.

U.S. Dynamic Equity Fund 67

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U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts
Amounts in thousands (except contract amounts)
								Unrealized
								Appreciation
			Number of		Notional		Expiration	(Depreciation)
			Contracts		Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures			2		USD	257	12/17	1
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)								1

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
					Practical
Portfolio Summary	Level 1	Level 2	Level 3		Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$23,571	$—		$—		$—	$23,571	14.5
Consumer Staples	3,302	—		—		—	3,302	2.0
Energy	9,373	—		—		—	9,373	5.8
Financial Services	43,086	—		—		—	43,086	26.5
Health Care	20,018	—		—		—	20,018	12.3
Materials and Processing	6,290	—		—		—	6,290	3.9
Producer Durables	20,447	—		—		—	20,447	12.6
Technology	34,135	—		—		—	34,135	21.0
Utilities	4,527	—		—		—	4,527	2.8
Short-Term Investments	—	—		—		3,725	3,725	2.3
Other Securities	—	—		—		1,522	1,522	0.9
Total Investments	164,749	—		—		5,247	169,996	104.6
Securities Sold Short**	(5,586)	—		—		—	(5,586)	(3.4)
Other Assets and Liabilities, Net								(1.2)
								100.0
Other Financial Instruments
Assets
Futures Contracts	1	—		—		—	1	—*
Total Other Financial Instruments***	$1	$—		$—		$—	$1

* Less than 0.05% of net assets.
** Refers to Schedule of Investments for detailed sector breakout.
*** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

68 U.S. Dynamic Equity Fund

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U.S. Dynamic Equity Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$1

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,095

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$100

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

U.S. Dynamic Equity Fund 69

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U.S. Dynamic Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands
Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
				Amounts	of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value		$1,507	$—	$1,507
Futures Contracts	Variation margin on futures contracts		1	—	1
Total Financial and Derivative Assets			1,508	—	1,508
Financial and Derivative Assets not subject to a netting agreement			(1)	—	(1)
Total Financial and Derivative Assets subject to a netting agreement			$1,507	$—	$1,507

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities
		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Citigroup		310	$—	$310	$—
Credit Suisse		303	—	303	—
Merrill Lynch		894	—	894	—
Total		$1,507	$—	$1,507	$—

See accompanying notes which are an integral part of the financial statements.

70 U.S. Dynamic Equity Fund

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U.S. Dynamic Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Short Sales	Securities sold short, at market value	$5,586	$—	$5,586
Total Financial and Derivative Liabilities		5,586	—	5,586
Financial and Derivative Liabilities not subject to a netting agreement		—	—	—
Total Financial and Derivative Liabilities subject to a netting agreement		$5,586	$—	$5,586

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
State Street	5,586	$—	$5,586	$—
Total	$5,586	$—	$5,586	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

U.S. Dynamic Equity Fund 71

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U.S. Dynamic Equity Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$134,486
Investments, at fair value(*)(>)	169,996
Cash (restricted)(a)	100
Receivables:
Dividends and interest	99
Dividends from affiliated funds	4
Investments sold	1,132
Fund shares sold	5
Variation margin on futures contracts	1
Total assets	171,337

Liabilities
Payables:
Investments purchased	1,453
Fund shares redeemed	61
Accrued fees to affiliates	134
Other accrued expenses	149
Securities sold short, at fair value(‡)	5,586
Payable upon return of securities loaned	1,522
Total liabilities	8,905

Net Assets	$162,432

See accompanying notes which are an integral part of the financial statements.

72 U.S. Dynamic Equity Fund

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U.S. Dynamic Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2
Accumulated net realized gain (loss)	40,680
Unrealized appreciation (depreciation) on:
Investments	35,510
Futures contracts	1
Securities sold short	226
Shares of beneficial interest	139
Additional paid-in capital	85,874
Net Assets	$162,432

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.17
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.85
Class A — Net assets	$2,672,851
Class A — Shares outstanding ($. 01 par value)	239,308
Net asset value per share: Class C(#)	$9.11
Class C — Net assets	$8,496,069
Class C — Shares outstanding ($. 01 par value)	932,663
Net asset value per share: Class E(#)	$11.20
Class E — Net assets	$384,167
Class E — Shares outstanding ($. 01 par value)	34,293
Net asset value per share: Class S(#)	$11.78
Class S — Net assets	$30,893,174
Class S — Shares outstanding ($. 01 par value)	2,623,106
Net asset value per share: Class Y(#)	$11.95
Class Y — Net assets	$119,986,064
Class Y — Shares outstanding ($. 01 par value)	10,036,792
Amounts in thousands
(*) Securities on loan included in investments	$1,507
(‡) Proceeds on securities sold short	$5,812
(>) Investments in affiliates, U. S. Cash Management Fund and U. S. Cash Collateral Fund	$5,247

(a) Cash Collateral for Futures	$100
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

U.S. Dynamic Equity Fund 73

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U.S. Dynamic Equity Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$4,960
Dividends from affiliated funds	95
Securities lending income from affiliated funds (net)	26
Total investment income	5,081

Expenses
Advisory fees	2,455
Administrative fees	148
Custodian fees	145
Distribution fees - Class A	6
Distribution fees - Class C	65
Transfer agent fees - Class A	5
Transfer agent fees - Class C	17
Transfer agent fees - Class E	1
Transfer agent fees - Class I(1)	16
Transfer agent fees - Class S	45
Transfer agent fees - Class Y	11
Professional fees	72
Registration fees	93
Shareholder servicing fees - Class C	22
Shareholder servicing fees - Class E	1
Trustees’ fees	11
Printing fees	15
Dividends from securities sold short	114
Interest expense paid on securities sold short	209
Miscellaneous	19
Expenses before reductions	3,470
Expense reductions	(9)
Net expenses	3,461
Net investment income (loss)	1,620

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	92,889
Investments in affiliated funds .	2
Futures contracts	1,095
Securities sold short	(1,619)
Net realized gain (loss)	92,367
Net change in unrealized appreciation (depreciation) on:
Investments	(9,169)
Investments in affiliated funds	(1)
Futures contracts	100
Securities sold short	(1,319)
Net change in unrealized appreciation (depreciation)	(10,389)
Net realized and unrealized gain (loss)	81,978
Net Increase (Decrease) in Net Assets from Operations	$83,598

(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification).

See accompanying notes which are an integral part of the financial statements.

74 U.S. Dynamic Equity Fund

Russell Investment Company
U.S. Dynamic Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,620	$3,819
Net realized gain (loss)	92,367	21,234
Net change in unrealized appreciation (depreciation)	(10,389)	(13,503)
Net increase (decrease) in net assets from operations	83,598	11,550

Distributions
From net investment income
Class A	(4)	(11)
Class C	—	(16)
Class E	(1)	(2)
Class I(1)	(33)	(113)
Class S	(94)	(177)
Class Y	(1,452)	(4,140)
From net realized gain
Class A	(91)	(347)
Class C	(468)	(1,766)
Class E	(16)	(46)
Class I(1)	(538)	(2,337)
Class S	(908)	(4,150)
Class Y	(17,917)	(66,530)
Net decrease in net assets from distributions	(21,522)	(79,635)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(362,332)	(56,654)
Total Net Increase (Decrease) in Net Assets	(300,256)	(124,739)

Net Assets
Beginning of period	462,688	587,427
End of period	$162,432	$462,688
Undistributed (overdistributed) net investment income included in net assets	$2	$(36)
(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification) .

See accompanying notes which are an integral part of the financial statements.

U.S. Dynamic Equity Fund 75

Russell Investment Company
U.S. Dynamic Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	80	$817	33	$319
Proceeds from reinvestment of distributions	9	90	39	347
Payments for shares redeemed	(38)	(397)	(102)	(919)
Net increase (decrease)	51	510	(30)	(253)
Class C
Proceeds from shares sold	270	2,232	71	543
Proceeds from reinvestment of distributions	57	457	237	1,747
Payments for shares redeemed	(367)	(3,088)	(514)	(3,903)
Net increase (decrease)	(40)	(399)	(206)	(1,613)
Class E
Proceeds from shares sold	2	18	—	2
Proceeds from reinvestment of distributions	2	17	5	47
Payments for shares redeemed	(5)	(45)	—	(2)
Net increase (decrease)	(1)	(10)	5	47
Class I(1)
Proceeds from shares sold	7	75	133	1,415
Proceeds from reinvestment of distributions	51	534	229	2,173
Payments for shares redeemed	(1,275)	(14,082)	(939)	(9,579)
Net increase (decrease)	(1,217)	(13,473)	(577)	(5,991)
Class S
Proceeds from shares sold	1,309	14,262	358	3,414
Proceeds from reinvestment of distributions	93	969	440	4,102
Payments for shares redeemed	(806)	(8,782)	(1,633)	(15,565)
Net increase (decrease)	596	6,449	(835)	(8,049)
Class Y
Proceeds from shares sold	331	3,644	1,300	12,044
Proceeds from reinvestment of distributions	1,842	19,369	7,487	70,670
Payments for shares redeemed	(34,521)	(378,422)	(12,298)	(123,509)
Net increase (decrease)	(32,348)	(355,409)	(3,511)	(40,795)
Total increase (decrease)	(32,959)	$(362,332)	(5,154)	$(56,654)

(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification) .

See accompanying notes which are an integral part of the financial statements.

76 U.S. Dynamic Equity Fund

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Russell Investment Company
U.S. Dynamic Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	9.32	. 01	2.33	2.34	(. 02)	(. 47)
October 31, 2016	10.76	. 03	. 11	. 14	(. 05)	(1.53)
October 31, 2015	12.12	—(f)	. 53	. 53	—(f)	(1.89)
October 31, 2014	12.08	(. 03)	1.53	1.50	—(f)	(1.46)
October 31, 2013	9.40	—(f)	2.71	2.71	(. 03)	—

Class C
October 31, 2017	7.72	(. 05)	1.91	1.86	—	(. 47)
October 31, 2016	9.21	(. 03)	. 08	. 05	(. 01)	(1.53)
October 31, 2015	10.70	(. 07)	. 47	. 40	—	(1.89)
October 31, 2014	10.90	(. 10)	1.36	1.26	—	(1.46)
October 31, 2013	8.53	(. 07)	2.44	2.37	—	—

Class E
October 31, 2017	9.34	. 01	2.34	2.35	(. 02)	(. 47)
October 31, 2016	10.78	. 03	. 11	. 14	(. 05)	(1.53)
October 31, 2015	12.14	—(f)	. 53	. 53	—(f)	(1.89)
October 31, 2014	12.10	(. 02)	1.52	1.50	—	(1.46)
October 31, 2013	9.41	. 01	2.69	2.70	(. 01)	—

Class S
October 31, 2017	9.79	. 04	2.46	2.50	(. 04)	(. 47)
October 31, 2016	11.22	. 06	. 11	. 17	(. 07)	(1.53)
October 31, 2015	12.55	. 02	. 56	. 58	(. 02)	(1.89)
October 31, 2014	12.45	. 01	1.57	1.58	(. 02)	(1.46)
October 31, 2013	9.68	. 04	2.76	2.80	(. 03)	—

Class Y
October 31, 2017	9.94	. 06	2.48	2.54	(. 06)	(. 47)
October 31, 2016	11.36	. 08	. 12	. 20	(. 09)	(1.53)
October 31, 2015	12.69	. 05	. 56	. 61	(. 05)	(1.89)
October 31, 2014	12.56	. 03	1.59	1.62	(. 03)	(1.46)
October 31, 2013	9.77	. 06	2.80	2.86	(. 07)	—

See accompanying notes which are an integral part of the financial statements.

78 U.S. Dynamic Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)(g)	Net Assets(d)	Turnover Rate(k)

(. 49)	11.17	25.79	2,673	1.52	1.52	. 10	113
(1.58)	9.32	2.10	1,757	1.55	1.55	. 35	118
(1.89)	10.76	4.58	2,349	1.50	1.50	(. 04)	142
(1.46)	12.12	13.40	1,994	1.52	1.52	(. 22)	146
(. 03)	12.08	28.84	1,089	1.51	1.51	—(i)	142

(. 47)	9.11	24.83	8,496	2.27	2.27	(. 63)	113
(1.54)	7.72	1.41	7,509	2.30	2.30	(. 40)	118
(1.89)	9.21	3.81	10,862	2.25	2.25	(. 79)	142
(1.46)	10.70	12.66	11,644	2.27	2.27	(. 96)	146
—	10.90	27.90	9,380	2.26	2.26	(. 68)	142

(. 49)	11.20	25.83	384	1.52	1.52	. 11	113
(1.58)	9.34	2.10	328	1.55	1.55	. 33	118
(1.89)	10.78	4.52	321	1.50	1.50	(. 02)	142
(1.46)	12.14	13.46	1,893	1.52	1.52	(. 19)	146
(. 01)	12.10	28.75	2,959	1.51	1.51	. 10	142

(. 51)	11.78	26.23	30,893	1.26	1.24	. 38	113
(1.60)	9.79	2.34	19,856	1.30	1.30	. 61	118
(1.91)	11.22	4.88	32,114	1.25	1.25	. 21	142
(1.48)	12.55	13.68	50,903	1.27	1.27	. 05	146
(. 03)	12.45	29.04	72,332	1.26	1.26	. 35	142

(. 53)	11.95	26.37	119,986	1.07	1.07	. 59	113
(1.62)	9.94	2.63	421,094	1.10	1.10	. 79	118
(1.94)	11.36	5.06	521,326	1.05	1.05	. 41	142
(1.49)	12.69	13.99	629,285	1.07	1.07	. 23	146
(. 07)	12.56	29.34	587,599	1.06	1.06	. 56	142

See accompanying notes which are an integral part of the financial statements.

U.S. Dynamic Equity Fund 79

Russell Investment Company
U.S. Dynamic Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$110,858
Administration fees	6,665
Distribution fees	6,011
Shareholder servicing fees	1,896
Transfer agent fees	6,665
Trustee fees	1,911
$134,006

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Collateral Fund	$3,388	$52,571	$54,437	$—	$—	$1,522	$26	$—
U. S. Cash Management Fund	12,372	157,137	165,785	2	(1)	3,725	95	—
	$15,760	$209,708	$220,222	$2	$(1)	$5,247	$121	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$136,828,621
Unrealized Appreciation	$36,568,033
Unrealized Depreciation	(3,400,588)
Net Unrealized Appreciation (Depreciation)	$33,167,445
Undistributed Ordinary Income	$24,387,890
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$18,667,297
Tax Composition of Distributions
Ordinary Income	$3,540,245
Long-Term Capital Gains	$17,982,005

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$2
Accumulated net realized gain (loss)	(42,815)
Additional paid-in capital	42,813

See accompanying notes which are an integral part of the financial statements.

80 U.S. Dynamic Equity Fund

Russell Investment Company
U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

U. S. Strategic Equity Fund - Class A‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	16.35%		1 Year	23.67%
5 Years	12.47	%§	5 Years	15.18	%§
Inception*	12.18	%§	Inception*	14.92	%§

U. S. Strategic Equity Fund - Class C
	Total
	Return
1 Year	22.48%
5 Years	12.96	%§
Inception*	12.61	%§

U. S. Strategic Equity Fund - Class E
	Total
	Return
1 Year	23.41%
5 Years	13.81	%§
Inception*	13.46	%§

U. S. Strategic Equity Fund - Class M‡‡
	Total
	Return
1 Year	23.79%
5 Years	14.13	%§
Inception*	13.76	%§

U. S. Strategic Equity Fund - Class S
	Total
	Return
1 Year	23.64%
5 Years	14.10	%§
Inception*	13.74	%§

U.S. Strategic Equity Fund 81

Russell Investment Company
U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The U. S. Strategic Equity Fund (the “Fund”) employs a multi-	Within U. S. large capitalization stocks, factors that were rewarded
manager approach whereby portions of the Fund are allocated to	during the fiscal year included high beta (beta is a measure of a
different money manager strategies. Fund assets not allocated to	stock’s sensitivity to the direction of the market), positive earnings
money managers are managed by Russell Investment Management,	surprise, rising earnings estimates, and positive price momentum.
LLC (“RIM”), the Fund’s advisor. RIM may change the allocation	Factors that trailed the market included high dividend yield,
of the Fund’s assets among money managers at any time. An	high earnings variability, and high financial leverage (high debt-
exemptive order from the Securities and Exchange Commission	to-capital ratios) . Additionally, dynamic stocks outperformed
(“SEC”) permits RIM to engage or terminate a money manager	defensive stocks and growth stocks outperformed value stocks
at any time, subject to approval by the Fund’s Board, without a	across all market capitalization tiers. From a sector perspective,
shareholder vote. Pursuant to the terms of the exemptive order,	information technology, financials and materials outperformed the
the Fund is required to notify its shareholders within 90 days of	Russell 1000® Index by 14.74%, 12.47% and 5.42%, respectively.
when a money manager begins providing services. As of October	Sectors that failed to find traction during the one-year period
31, 2017, the Fund had six money managers.	were telecommunication services, energy, consumer staples and

What is the Fund’s investment objective?	real estate, trailing by 24.26%, 21.63%, 20.73% and 15.60%,
respectively. The Fund’s strategic positioning both detracted and
The Fund seeks to provide long term capital growth.	benefited in this market environment, with the Fund ultimately
How did the Fund perform relative to its benchmark for the	performing in line with its Russell 1000® Index benchmark.
fiscal year ended October 31, 2017?	How did the investment strategies and techniques employed
For the fiscal year ended October 31, 2017, the Fund’s Class A,	by the Fund and its money managers affect its benchmark-
Class C, Class E, Class M and Class S Shares gained 23.47%,	relative performance?
22.48%, 23.41%, 23.79% and 23.64%, respectively. This is	The Fund’s factor exposures over the period were rewarded,
compared to the Fund’s benchmark, the Russell 1000® Index,	including tilts toward high beta stocks and stocks with rising
which gained 23.67% during the same period. The Fund’s	earnings estimates. Additionally, tilts away from high dividend
performance includes operating expenses, whereas index returns	yield stocks and stocks with high financial leverage (high
are unmanaged and do not include expenses of any kind. For	debt-to-capital ratios) contributed positively to performance.
Share Classes with inception dates after November 1, 2016,	Industry group allocation decisions detracted from benchmark-
annual returns reflect the returns of other Share Classes of the	relative performance, including an overweight to energy and
Fund for the period prior to inception. Please refer to the footnotes	an underweight to technology hardware & equipment. Stock
at the end of the Portfolio Management Discussion and Analysis,	selection detracted within the consumer discretionary sector
as applicable.	(overweights to O’Reilly Automotive and Chipotle Mexican Grill,
For the fiscal year ended October 31, 2017, the Morningstar®	Inc. ) but selection was beneficial within the financials sector (an
Large Blend Category, a group of funds that Morningstar considers	overweight Bank of America Corporation) for the fiscal year.
to have investment strategies similar to those of the Fund, gained	The Fund employs discretionary and non-discretionary money
22.34%. This result serves as a peer comparison and is expressed	managers. The Fund’s discretionary money managers select the
net of operating expenses.	individual portfolio securities for the assets assigned to them.
RIM may assign a money manager a specific style or	The Fund’s non-discretionary money managers provide a model
capitalization benchmark other than the Fund’s index. However,	portfolio to RIM representing their investment recommendations,
the Fund’s primary index remains the benchmark for the Fund	based upon which RIM purchases and sells securities for the
and is representative of the aggregate of each money manager’s	Fund. Fund assets not allocated to discretionary money managers
benchmark index.	include assets managed by RIM based upon model portfolios
provided by non-discretionary money managers, the Fund’s cash
How did the market conditions described in the Market	balances and assets which may be managed directly by RIM to
Summary report affect the Fund’s performance?	effect the Fund’s investment strategies and/or to actively manage
Broadly measured by the Russell 3000® Index, U. S. stocks	the Fund’s overall exposures by investing in securities or other
returned 23.98% for the one-year period, which is the ninth	instruments that RIM believes will achieve the desired risk/
straight fiscal year ending October 31st that the Russell 3000®	return profile for the Fund.
Index has finished with a positive absolute return. The Russell
3000® Index finished with a positive absolute return in each of	With respect to certain of the Fund’s money managers, Brandywine
the fiscal year’s twelve months.	Global Investment Management, LLC (“Brandywine”) was the
best performing manager for the period and outperformed the

82 U.S. Strategic Equity Fund

Russell Investment Company
U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

Russell 1000® Value Index. Brandywine’s tilt toward high beta	During the period, RIM used index futures contracts to equitize
stocks was beneficial. Sector allocation decisions were rewarded,	the Fund’s cash. The decision to equitize cash was beneficial to
including an overweight to financials and an underweight to	the Fund’s absolute performance for the fiscal year as the market
consumer staples. Stock selection within the financials sector	produced a positive absolute return.
(overweights to Bank of America Corporation and Citigroup, Inc. )
and within the information technology sector (overweights to	Describe any changes to the Fund’s structure or the money
Micron Technology and IPG Photonics Corporation) contributed	manager line-up.
positively to relative performance.	In December 2016, RIM terminated PanAgora Asset Management,
Inc. as a money manager for the Fund. This change was made in
William Blair Investment Management, LLC (“William	order to improve the Fund’s excess return potential and decrease
Blair”) was the worst performing manager for the period and	the number of managers and holdings in the Fund.
underperformed the Russell 1000® Growth Index. Stock
selection within the consumer discretionary sector (overweights	Money Managers as of October 31,
to O’Reilly Automotive and Chipotle Mexican Grill, Inc. ) and	2017	Styles
within the industrials sector (overweights to TransDigm Group,	AJO, LP	Dynamic
Inc. and Verisk Analytics) detracted from benchmark-relative	Barrow, Hanley, Mewhinney & Strauss, LLC	Value
performance. Additionally, William Blair’s tilt away from the	Brandywine Global Investment Management,
technology hardware & equipment industry group was not	LLC	Value
	Jacobs Levy Equity Management	Defensive
beneficial.	Suffolk Capital Management LLC	Dynamic
RIM manages a 30% (effective October 31, 2017) strategic	William Blair Investment Management, LLC	Dynamic
allocation to a positioning strategy to seek to achieve the	The views expressed in this report reflect those of the
desired risk/return profile for the Fund. The positioning strategy	portfolio managers only through the end of the period
utilizes the output from a quantitative model to seek to position	covered by the report. These views do not necessarily
the portfolio to meet RIM’s overall preferred positioning. The	represent the views of RIM, or any other person in RIM or
positioning strategy outperformed the Russell 1000® Index during	any other affiliated organization. These views are subject to
the one year period. A tilt toward the largest market capitalization	change at any time based upon market conditions or other
stocks and tilt away from stocks with high financial leverage	events, and RIM disclaims any responsibility to update the
(high debt-to-capital ratios) contributed positively to benchmark-	views contained herein. These views should not be relied on
relative performance. Sector allocation decisions were rewarded,	as investment advice and, because investment decisions for
including an overweight to financials and an underweight to	a Russell Investment Company (“RIC”) Fund are based on
consumer staples.	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on August 6, 2012.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

U.S. Strategic Equity Fund 83

Russell Investment Company
U.S. Strategic Equity Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,090.70	$1,019.96
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$5.48	$5.30

Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.04%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,085.70	$1,016.18
	Expenses Paid During Period*	$9.41	$9.10
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.79%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,089.90	$1,019.96
of other funds.	Expenses Paid During Period*	$5.48	$5.30

* Expenses are equal to the Fund's annualized expense ratio of 1.04%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

84 U.S. Strategic Equity Fund

Russell Investment Company
U.S. Strategic Equity Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,092.70	$1,021.68
Expenses Paid During Period*	$3.69	$3.57

* Expenses are equal to the Fund's annualized expense ratio of 0.70%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,091.00	$1,021.22
Expenses Paid During Period*	$4.16	$4.02

* Expenses are equal to the Fund's annualized expense ratio of 0.79%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

U.S. Strategic Equity Fund 85

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U.S. Strategic Equity Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 95.6%			Vail Resorts, Inc.	40,939	9,376
Consumer Discretionary - 11.8%			Visteon Corp. (Æ)	30,688	3,868
Aaron's, Inc. Class A	12,471	459	Wal-Mart Stores, Inc.	428,152	37,382
Advance Auto Parts, Inc.	28,503	2,330	Walt Disney Co. (The)	161,518	15,798
Amazon. com, Inc. (Æ)(Û)	52,260	57,762	Whirlpool Corp.	33,200	5,442
AMC Networks, Inc. Class A(Æ)	15,394	783	Yum China Holdings, Inc.	7,100	286
Bed Bath & Beyond, Inc.	31,784	633	Yum! Brands, Inc.	50,000	3,722
Best Buy Co. , Inc.(Û)	12,604	706
Big Lots, Inc.	18,869	968			355,500
Bloomin' Brands, Inc.	30,800	548
Brunswick Corp.	16,492	835	Consumer Staples - 5.0%
			Altria Group, Inc.	266,918	17,141
Carnival Corp.(Û)	77,989	5,178	Archer-Daniels-Midland Co.	42,864	1,752
Charter Communications, Inc. Class A(Æ)	7,793	2,604	Bunge, Ltd.	3,554	244
Churchill Downs, Inc.	2,500	521	Campbell Soup Co.	2,100	100
Comcast Corp. Class A	259,157	9,337	Clorox Co. (The)	24,546	3,106
Cooper-Standard Holdings, Inc. (Æ)	14,603	1,628	Coca-Cola Co. (The)	161,831	7,441
Costco Wholesale Corp.	61,503	9,907	Colgate-Palmolive Co.	97,105	6,841
Dana Holding Corp.	44,397	1,354	Constellation Brands, Inc. Class A	7,652	1,676
Domino's Pizza, Inc.	16,360	2,994	Cosan, Ltd. Class A	50,508	439
DR Horton, Inc.	220,391	9,743	CVS Health Corp.	57,445	3,937
eBay, Inc. (Æ)	40,128	1,510	Dean Foods Co.	38,987	380
Estee Lauder Cos. , Inc. (The) Class A	110,389	12,343	Dr Pepper Snapple Group, Inc.	75,685	6,483
Fiat Chrysler Automobiles NV(Æ)(Û)	57,145	991	Ingredion, Inc.	8,088	1,014
Ford Motor Co.	80,018	982	Kimberly-Clark Corp.	56,111	6,313
General Motors Co.(Û)	296,216	12,731	Kraft Heinz Co. (The)	18,715	1,447
Goodyear Tire & Rubber Co. (The)	99,963	3,058	Molson Coors Brewing Co. Class B	43,637	3,529
Graham Holdings Co. Class B	846	471	Mondelez International, Inc. Class A	66,146	2,740
Hanesbrands, Inc.	90,166	2,029	Monster Beverage Corp. (Æ)	315,572	18,281
Home Depot, Inc. (The)	120,893	20,042	Nu Skin Enterprises, Inc. Class A(Û)	9,914	631
John Wiley & Sons, Inc. Class A	9,817	536	PepsiCo, Inc.(Û)	177,708	19,589
Lear Corp.	9,580	1,682	Philip Morris International, Inc.	295,713	30,943
Lowe's Cos. , Inc.	54,154	4,330	Procter & Gamble Co. (The)	95,082	8,209
Madison Square Garden Co. (The) Class A(Æ)	16,907	3,765	Sanderson Farms, Inc.	4,587	686
Magna International, Inc. Class A	76,281	4,161	Sysco Corp.	3,947	220
Marriott International, Inc. Class A	20,677	2,470	Tyson Foods, Inc. Class A	87,200	6,358
McDonald's Corp.	55,830	9,319	Walgreens Boots Alliance, Inc.	31,644	2,097
Michael Kors Holdings, Ltd. (Æ)	21,950	1,071
Netflix, Inc. (Æ)	30,273	5,947			151,597
News Corp. Class A	87,204	1,191
Nike, Inc. Class B	66,962	3,682	Energy - 7.2%
Norwegian Cruise Line Holdings, Ltd. (Æ)	26,194	1,460	Anadarko Petroleum Corp.	77,783	3,840
NVR, Inc. (Æ)(Û)	1,920	6,300	Andeavor(Æ)	23,951	2,544
Office Depot, Inc.	97,268	302	Apache Corp.	1,224	51
Omnicom Group, Inc.	60,575	4,070	Arch Coal, Inc. (Æ)	10,830	828
Priceline Group, Inc. (The)(Æ)(Û)	2,336	4,466	BP PLC - ADR	663,648	26,990
PulteGroup, Inc.(Û)	23,029	696	Canadian Natural Resources, Ltd.	200,619	7,002
Regal Entertainment Group Class A	120,100	1,964	Chevron Corp.	302,258	35,029
Royal Caribbean Cruises, Ltd.(Û)	7,543	934	ConocoPhillips(Û)	375,668	19,215
Starbucks Corp.	398,140	21,834	Devon Energy Corp.	187,592	6,922
Tapestry, Inc.	134,378	5,503	EOG Resources, Inc.	33,342	3,330
Target Corp.	212,468	12,544	Exxon Mobil Corp.	473,278	39,448
Taylor Morrison Home Corp. Class A(Æ)	45,806	1,106	First Solar, Inc. (Æ)	47,483	2,603
Tenneco, Inc.	36,981	2,149	Halliburton Co.	31,516	1,347
Thor Industries, Inc.	6,810	928	Helmerich & Payne, Inc.	85,130	4,623
Time Warner, Inc.	37,020	3,639	HollyFrontier Corp.	16,785	620
Time, Inc.	24,938	289	Kinder Morgan, Inc.	257,589	4,665
TJX Cos. , Inc.	142,493	9,946	Marathon Petroleum Corp.(Û)	67,842	4,053
Toll Brothers, Inc.	19,430	895	Occidental Petroleum Corp.	223,026	14,401
			Oceaneering International, Inc.	56,183	1,136

See accompanying notes which are an integral part of the financial statements.

86 U.S. Strategic Equity Fund

Russell Investment Company
U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
PBF Energy, Inc. Class A	199,058	5,767	Leucadia National Corp.	1,448	37
Phillips 66	223,076	20,318	Lincoln National Corp.	27,536	2,087
Schlumberger, Ltd.	66,096	4,230	Loews Corp.	253,000	12,526
Southwestern Energy Co. (Æ)	86,322	479	LPL Financial Holdings, Inc.(Û)	24,484	1,215
Valero Energy Corp.(Û)	88,932	7,016	M&T Bank Corp.	41,650	6,946
		216,457	Mack-Cali Realty Corp. (ö)	37,274	849
			MasterCard, Inc. Class A	273,591	40,702
Financial Services - 20.1%			MetLife, Inc.	25,501	1,366
Affiliated Managers Group, Inc.	70,759	13,196	Morgan Stanley(Û)	248,199	12,410
Aflac, Inc.	10,942	918	Navient Corp.(Û)	44,832	559
Allstate Corp. (The)(Û)	127,566	11,973	Northern Trust Corp.	38,085	3,562
American Express Co.	216,812	20,710	OneMain Holdings, Inc. (Æ)	44,792	1,423
American International Group, Inc.	68,601	4,432	PayPal Holdings, Inc. (Æ)	6,761	491
Ameriprise Financial, Inc.(Û)	1,331	208	PNC Financial Services Group, Inc. (The)	133,530	18,266
Annaly Capital Management, Inc. (ö)	7,429	85	Popular, Inc.	28,754	1,055
Arch Capital Group, Ltd. (Æ)	7,900	787	Principal Financial Group, Inc.	14,489	954
Aspen Insurance Holdings, Ltd.	54,563	2,341	Progressive Corp. (The)	489,783	23,828
Assured Guaranty, Ltd.	28,263	1,049	Prologis, Inc. (ö)	15,967	1,031
Axis Capital Holdings, Ltd.	41,254	2,244	Prudential Financial, Inc.	52,815	5,834
Bank of America Corp.(Û)	2,061,015	56,451	Radian Group, Inc.	96,002	2,012
Bank of New York Mellon Corp. (The)	29,591	1,522	Realogy Holdings Corp.	41,128	1,330
BB&T Corp.	60,452	2,977	Regions Financial Corp.	11,005	170
Berkshire Hathaway, Inc. Class B(Æ)	142,058	26,556	Reinsurance Group of America, Inc. Class A	48,776	7,286
BlackRock, Inc. Class A	4,131	1,945	Ryman Hospitality Properties, Inc. (ö)(Û)	11,940	790
Blackstone Group, LP (The)	162,411	5,407	Santander Consumer USA Holdings, Inc. (Æ)	209,959	3,494
BNP Paribas - ADR	85,488	3,344	SBA Communications Corp. (Æ)(ö)	81,033	12,737
Brighthouse Financial, Inc. (Æ)	28,572	1,777	Simon Property Group, Inc. (ö)	20,487	3,182
Capital One Financial Corp.	62,174	5,731	State Street Corp.	207,800	19,118
CBRE Group, Inc. Class A(Æ)(Û)	57,393	2,257	SunTrust Banks, Inc.	84,311	5,076
Charles Schwab Corp. (The)	44,206	1,982	Synchrony Financial	76,364	2,491
Chubb, Ltd.	11,757	1,773	Synovus Financial Corp.	25,837	1,210
Citigroup, Inc.	348,946	25,647	TCF Financial Corp.	904	16
Citizens Financial Group, Inc.(Û)	67,084	2,550	Travelers Cos. , Inc. (The)	74,287	9,839
CNO Financial Group, Inc.	54,470	1,306	Two Harbors Investment Corp. (ö)	170,071	1,667
Commerce Bancshares, Inc.	55,880	3,250	Unum Group	41,588	2,164
Crown Castle International Corp. (ö)	30,382	3,253	US Bancorp	101,601	5,525
Discover Financial Services(Û)	27,965	1,860	Visa, Inc. Class A	62,620	6,887
Dun & Bradstreet Corp. (The)	14,575	1,703	Voya Financial, Inc.	143,547	5,765
Equity Residential(ö)	107,076	7,202	Wells Fargo & Co.	484,237	27,185
Everest Re Group, Ltd.	614	146	Weyerhaeuser Co. (ö)	36,573	1,313
Fairfax Financial Holdings, Ltd.	289	152	XL Group, Ltd.	381,870	15,454
First Citizens BancShares, Inc. Class A	321	130			607,041
First Data Corp. Class A(Æ)	163,353	2,909
Gaming and Leisure Properties, Inc. (ö)(Û)	37,869	1,384	Health Care - 11.7%
Goldman Sachs Group, Inc. (The)	47,068	11,413	Abbott Laboratories	63,040	3,419
Green Dot Corp. Class A(Æ)	9,800	555	AbbVie, Inc.	63,917	5,769
Hartford Financial Services Group, Inc.	131,895	7,261	Aerie Pharmaceuticals, Inc. (Æ)	83,013	5,126
HCP, Inc. (ö)	264,400	6,832	Aetna, Inc.(Û)	29,980	5,098
Home BancShares, Inc.	2,135	48	Agilent Technologies, Inc.	41,855	2,847
Hospitality Properties Trust(ö)(Û)	27,490	786	Allergan PLC(Æ)	1,639	290
Host Hotels & Resorts, Inc. (ö)(Û)	51,109	1,000	Allscripts Healthcare Solutions, Inc. (Æ)	74,479	1,004
Interactive Brokers Group, Inc. Class A	2,046	110	AmerisourceBergen Corp. Class A	5,031	387
Intercontinental Exchange, Inc.	181,768	12,015	Amgen, Inc.	21,289	3,730
Jones Lang LaSalle, Inc.	9,174	1,188	Anthem, Inc. (Æ)	39,726	8,311
JPMorgan Chase & Co.(Û)	556,837	56,023	Baxter International, Inc.(Û)	135,669	8,747
KeyCorp	637,801	11,640	Becton Dickinson and Co.	8,850	1,847
KKR & Co. , LP	340,489	6,827	Biogen, Inc. (Æ)	49,774	15,513
Lazard, Ltd. Class A	7,026	334	Bristol-Myers Squibb Co.(Û)	61,359	3,783

See accompanying notes which are an integral part of the financial statements.

U.S. Strategic Equity Fund 87

Russell Investment Company
U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Bruker Corp.	17,189	540	PPG Industries, Inc.	101,474	11,795
Cardinal Health, Inc.	21,932	1,358	Praxair, Inc.	11,714	1,712
Catalent, Inc. (Æ)	12,654	539	Reliance Steel & Aluminum Co.	26,940	2,070
Celgene Corp. (Æ)	27,481	2,775	Sherwin-Williams Co. (The)	4,617	1,824
Centene Corp. (Æ)	2,798	262	Teck Resources, Ltd. Class B(Û)	23,555	481
Cerner Corp. (Æ)	164,868	11,132	Timken Co. (The)	15,600	736
Cigna Corp.	11,784	2,324	Trinseo SA	13,629	968
CR Bard, Inc.	4,019	1,315	Versum Materials, Inc.	14,720	619
DaVita HealthCare Partners, Inc. (Æ)	5,571	338	WestRock Co.	24,632	1,511
Eli Lilly & Co.	36,947	3,027			92,370
Endo International PLC(Æ)	45,514	290
Exelixis, Inc. (Æ)	22,898	568	Producer Durables - 12.2%
Express Scripts Holding Co. (Æ)	44,547	2,730	3M Co.	15,655	3,604
Gilead Sciences, Inc.(Û)	76,955	5,769	Accenture PLC Class A	189,851	27,027
HCA Healthcare, Inc. (Æ)	4,835	366	Adient PLC	92,605	7,812
Henry Schein, Inc. (Æ)	49,480	3,889	Advanced Energy Industries, Inc. (Æ)	12,081	1,024
Horizon Pharma PLC(Æ)	146,074	1,981	AECOM(Æ)	177,558	6,225
Humana, Inc.	9,679	2,472	AerCap Holdings NV(Æ)(Û)	117,501	6,185
Jazz Pharmaceuticals PLC(Æ)	8,411	1,190	AGCO Corp.	49,111	3,368
Johnson & Johnson(Û)	423,471	59,036	American Airlines Group, Inc.	81,512	3,816
Laboratory Corp. of America Holdings(Æ)(Û)	14,736	2,265	Boeing Co. (The)	50,723	13,086
Ligand Pharmaceuticals, Inc. Class B(Æ)	3,616	526	Caterpillar, Inc.	43,522	5,910
Mallinckrodt PLC(Æ)	43,282	1,371	Copart, Inc. (Æ)	57,142	2,074
McKesson Corp.	28,639	3,949	Cummins, Inc.(Û)	9,442	1,670
Medtronic PLC	167,415	13,480	Danaher Corp.	164,573	15,185
Merck & Co. , Inc.	566,419	31,204	Deere & Co.	12,320	1,637
Mylan NV(Æ)	61,144	2,183	Delphi Automotive PLC	1,526	152
Pfizer, Inc.(Û)	895,965	31,413	Delta Air Lines, Inc.(Û)	122,524	6,130
Quest Diagnostics, Inc.	2,550	239	Eaton Corp. PLC	39,426	3,155
Sanofi - ADR	169,800	8,028	EMCOR Group, Inc.	27,776	2,236
Shire PLC - ADR	10,326	1,524	FedEx Corp.	31,263	7,060
Stryker Corp.	48,757	7,551	Fluor Corp.	60,300	2,598
Thermo Fisher Scientific, Inc.	44,087	8,545	Fortive Corp.	173,857	12,563
UnitedHealth Group, Inc.	234,588	49,315	General Electric Co.	594,356	11,982
Vertex Pharmaceuticals, Inc. (Æ)	9,194	1,344	Honeywell International, Inc.	49,170	7,088
WellCare Health Plans, Inc. (Æ)	7,020	1,388	Huntington Ingalls Industries, Inc.	3,199	745
Zimmer Biomet Holdings, Inc.	6,711	816	JB Hunt Transport Services, Inc.	35,400	3,766
Zoetis, Inc. Class A	311,535	19,882	JetBlue Airways Corp. (Æ)	63,200	1,210
		352,795	Johnson Controls International PLC(Æ)	433,377	17,938
			Kennametal, Inc.	8,434	368
Materials and Processing - 3.1%			Landstar System, Inc.	70,560	6,968
Air Products & Chemicals, Inc.	7,161	1,142	Lockheed Martin Corp.	22,950	7,072
Alcoa Corp. (Æ)	13,358	638	ManpowerGroup, Inc.(Û)	5,607	691
Cabot Corp.	20,295	1,237	Moog, Inc. Class A(Æ)	6,519	572
Celanese Corp. Class A	89,852	9,372	Norfolk Southern Corp.	70,600	9,278
Chemours Co. (The)(Û)	14,992	849	Northrop Grumman Corp.	3,436	1,015
Crown Holdings, Inc. (Æ)	50,832	3,059	Old Dominion Freight Line, Inc.	3,297	399
DowDuPont, Inc.	365,791	26,450	Oshkosh Corp.	8,672	794
Eastman Chemical Co.	39,632	3,599	Parker-Hannifin Corp.	961	176
Ecolab, Inc.	10,486	1,370	Quanta Services, Inc. (Æ)(Û)	189,649	7,156
Hexcel Corp.	81,010	4,917	Raytheon Co.	119,342	21,505
International Flavors & Fragrances, Inc.	31,992	4,716	Republic Services, Inc. Class A	4,203	274
Louisiana-Pacific Corp. (Æ)	94,734	2,575	Rockwell Automation, Inc.	36,168	7,263
LyondellBasell Industries NV Class A(Û)	37,781	3,911	Ryder System, Inc.	15,373	1,246
Masco Corp.	42,028	1,674	Southwest Airlines Co.	206,545	11,125
NewMarket Corp.	5,195	2,080	Spirit AeroSystems Holdings, Inc. Class A	14,532	1,164
Norbord, Inc.	12,950	467	Stanley Black & Decker, Inc.	76,654	12,383
Owens Corning	31,414	2,598	Textron, Inc.	39,500	2,083

See accompanying notes which are an integral part of the financial statements.

88 U.S. Strategic Equity Fund

Russell Investment Company
U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Toro Co. (The)	61,945	3,893	Juniper Networks, Inc.	101,300	2,515
TransDigm Group, Inc.	41,281	11,456	KLA-Tencor Corp.	12,093	1,317
Trimble Navigation, Ltd. (Æ)	147,012	6,010	Lam Research Corp.	8,695	1,814
TriNet Group, Inc. (Æ)	12,800	444	Marvell Technology Group, Ltd.	307,255	5,675
Union Pacific Corp.	204,833	23,718	Micro Focus International PLC - ADR(Æ)	9,903	346
United Continental Holdings, Inc. (Æ)	69,510	4,065	Micron Technology, Inc. (Æ)(Û)	144,995	6,425
United Parcel Service, Inc. Class B	66,920	7,865	Microsoft Corp.(Û)	1,026,214	85,360
United Rentals, Inc. (Æ)(Û)	4,957	701	MicroStrategy, Inc. Class A(Æ)	5,024	664
United Technologies Corp.	148,617	17,798	MKS Instruments, Inc.	5,804	631
Verisk Analytics, Inc. Class A(Æ)	135,586	11,532	NVIDIA Corp.	16,303	3,372
Waste Management, Inc.	9,856	810	ON Semiconductor Corp. (Æ)	53,258	1,135
Waters Corp. (Æ)	2,661	522	Oracle Corp.(Û)	448,856	22,847
Werner Enterprises, Inc.	28,800	1,027	QUALCOMM, Inc.	263,803	13,457
XPO Logistics, Inc. (Æ)	68,437	4,746	Red Hat, Inc. (Æ)	184,238	22,261
Xylem, Inc.	85,328	5,677	Synopsys, Inc. (Æ)	81,484	7,050
		367,042	Tableau Software, Inc. Class A(Æ)	15,300	1,241
			TE Connectivity, Ltd. (Û)	24,375	2,217
Technology - 20.5%			Teradyne, Inc.	31,528	1,352
Adobe Systems, Inc. (Æ)	162,830	28,521	Texas Instruments, Inc.	197,050	19,053
Alibaba Group Holding, Ltd. - ADR(Æ)	25,225	4,664	Twitter, Inc. (Æ)	28,600	590
Alphabet, Inc. Class A(Æ)(Û)	44,607	46,081	VeriFone Systems, Inc. (Æ)	18,500	353
Alphabet, Inc. Class C(Æ)	58,235	59,204	Verint Systems, Inc. (Æ)	24,456	1,032
Amkor Technology, Inc. (Æ)	37,999	440	VeriSign, Inc. (Æ)	21,316	2,292
Analog Devices, Inc.	15,191	1,387	Viavi Solutions, Inc. Class W(Æ)	159,012	1,476
Anixter International, Inc. (Æ)	6,373	438	Vishay Intertechnology, Inc.	66,623	1,482
Apple, Inc.(Û)	388,447	65,663	Western Digital Corp.(Û)	29,214	2,608
Applied Materials, Inc.(Û)	126,353	7,130	Xilinx, Inc.	4,356	321
Arrow Electronics, Inc. (Æ)	53,998	4,514	Zynga, Inc. Class A(Æ)	307,269	1,198
ASML Holding NV Class G	25,797	4,663			619,538
Aspen Technology, Inc. (Æ)	65,985	4,257
Avnet, Inc.	68,329	2,719	Utilities - 4.0%
Benchmark Electronics, Inc. (Æ)	49,554	1,534	AES Corp.	133,250	1,417
Broadcom, Ltd.	23,365	6,166	Ameren Corp.	1,695	105
Cadence Design Systems, Inc. (Æ)	191,707	8,274	American Electric Power Co. , Inc.	77,945	5,800
Ciena Corp. (Æ)	41,100	874	American Water Works Co. , Inc.	5,884	516
Cirrus Logic, Inc. (Æ)	15,520	869	AT&T, Inc.	1,125,008	37,857
Cisco Systems, Inc.	578,967	19,772	Calpine Corp. (Æ)	124,849	1,865
Citrix Systems, Inc. (Æ)	16,870	1,394	CMS Energy Corp.	29,951	1,449
Cognizant Technology Solutions Corp. Class			Consolidated Edison, Inc.	25,145	2,164
A	2,993	226	Dominion Energy, Inc.	4,939	401
CommVault Systems, Inc. (Æ)	16,640	866	Edison International	21,591	1,726
Cornerstone OnDemand, Inc. (Æ)	23,620	906	Entergy Corp.	221,837	19,136
Corning, Inc.	75,566	2,366	Eversource Energy(Æ)	62,600	3,921
Dolby Laboratories, Inc. Class A	22,700	1,315	NextEra Energy, Inc.	61,768	9,578
DXC Technology Co.	83,063	7,602	NiSource, Inc.	115,200	3,038
Electronic Arts, Inc. (Æ)	4,900	586	PG&E Corp.	65,624	3,791
Entegris, Inc.	22,660	742	Pinnacle West Capital Corp.	21,300	1,868
F5 Networks, Inc. (Æ)	26,300	3,189	PPL Corp.	2,971	112
Facebook, Inc. Class A(Æ)	260,369	46,882	Southern Co. (The)	20,624	1,077
FireEye, Inc. (Æ)	19,200	325	Southwest Gas Holdings, Inc.	13,392	1,103
Gartner, Inc. (Æ)	44,790	5,613	Telephone & Data Systems, Inc.(Û)	32,738	954
Hewlett Packard Enterprise Co.	162,503	2,262	T-Mobile US, Inc. (Æ)	58,242	3,481
HP, Inc. (Æ)(Û)	164,445	3,544	US Cellular Corp. (Æ)	2,955	108
IAC/InterActiveCorp(Æ)	9,211	1,189	Verizon Communications, Inc.(Û)	410,595	19,655
Intel Corp.(Û)	689,563	31,368	Xcel Energy, Inc.	3,435	170
International Business Machines Corp.	122,887	18,932			121,292
Intuit, Inc.	79,674	12,032
Jabil Circuit, Inc.	33,399	945

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Total Common Stocks			Realty Income Corp. (ö)	(16,766)	(900)
(cost $2,269,614)		2,883,632	Regency Centers Corp. (ö)	(11,152)	(686)
			TFS Financial Corp.	(61,129)	(942)
Short-Term Investments - 5.2%			United Bankshares, Inc.	(16,555)	(595)
U. S. Cash Management Fund(@)	153,642,444 (8)	153,658	WEX, Inc. (Æ)	(3,407)	(421)
United States Treasury Bills					(9,537)
1.136% due 02/15/18 (~)(§)	4,200	4,186	Health Care - (0.1)%
Total Short-Term Investments			Acadia Healthcare Co. , Inc. (Æ)	(10,668)	(334)
(cost $157,848)		157,844	DexCom, Inc. (Æ)	(6,665)	(300)
			Envision Healthcare Corp. (Æ)	(5,662)	(241)
Total Investments 100.8%			Insulet Corp. (Æ)	(5,319)	(313)
(identified cost $2,427,462)		3,041,476	Medicines Co. (The)(Æ)	(9,407)	(270)
Securities Sold Short - (0.9)%			Nektar Therapeutics(Æ)	(18,074)	(435)
Consumer Discretionary - (0.2)%			Penumbra, Inc. (Æ)	(3,817)	(384)
AMC Entertainment Holdings, Inc. Class A	(14,364)	(200)
			Regeneron Pharmaceuticals, Inc. (Æ)	(742)	(299)
Autoliv, Inc.	(1,497)	(187)
			Seattle Genetics, Inc. (Æ)	(5,082)	(312)
AutoNation, Inc. (Æ)	(8,379)	(397)
					(2,888)
CarMax, Inc. (Æ)	(7,857)	(590)	Materials and Processing - (0.0)%
Chipotle Mexican Grill, Inc. Class A(Æ)	(1,069)	(291)	Vulcan Materials Co.	(8,902)	(1,084)
Coty, Inc. Class A	(28,161)	(434)
Fitbit, Inc. Class A(Æ)	(49,739)	(305)	Producer Durables - (0.1)%
Mattel, Inc.	(22,440)	(317)	IHS Markit, Ltd. (Æ)	(14,635)	(624)
Newell Rubbermaid, Inc.	(6,895)	(281)	Johnson Controls International PLC(Æ)	(8,257)	(342)
Nielsen Holdings PLC	(7,594)	(281)	Ritchie Bros Auctioneers, Inc.	(10,121)	(284)
Pandora Media, Inc. (Æ)	(16,185)	(118)	Square, Inc. Class A(Æ)	(17,114)	(636)
Tesla, Inc. (Æ)	(1,504)	(499)	Wabtec Corp.	(3,321)	(254)
Under Armour, Inc. Class A(Æ)	(25,936)	(325)			(2,140)
Zillow Group, Inc. Class A(Æ)	(10,078)	(416)	Technology - (0.2)%
		(4,641)	Advanced Micro Devices, Inc. (Æ)	(38,548)	(424)
Consumer Staples - (0.0)%			Black Knight, Inc. (Æ)	(10,810)	(490)
B&G Foods, Inc. Class A	(7,837)	(249)	BlackBerry, Ltd. (Æ)	(27,596)	(302)
Snyders-Lance, Inc.	(2,981)	(112)	FireEye, Inc. (Æ)	(20,896)	(354)
		(361)	MACOM Technology Solutions Holdings,
Energy - (0.0)%			Inc. (Æ)	(8,856)	(362)
Frank's International NV	(51,985)	(344)	Maxar Technologies, Ltd.	(5,523)	(350)
SunPower Corp. Class A(Æ)	(34,119)	(243)	Nutanix, Inc. Class A(Æ)	(17,054)	(486)
Weatherford International PLC(Æ)	(82,524)	(286)	Palo Alto Networks, Inc. (Æ)	(3,990)	(587)
		(873)	Pure Storage, Inc. Class A(Æ)	(30,505)	(501)
Financial Services - (0.3)%			Twilio, Inc. Class A(Æ)	(17,256)	(551)
Bank of the Ozarks, Inc.	(12,370)	(577)	Ubiquiti Networks, Inc. (Æ)	(6,142)	(382)
Crown Castle International Corp. (ö)	(1,968)	(211)	ViaSat, Inc. (Æ)	(4,195)	(273)
Equifax, Inc.	(3,066)	(333)			(5,062)
First Financial Bankshares, Inc.	(20,891)	(953)	Utilities - (0.0)%
Home BancShares, Inc.	(24,776)	(557)	Cheniere Energy, Inc. (Æ)	(7,482)	(350)
Interactive Brokers Group, Inc. Class A	(14,091)	(761)	Globalstar, Inc. (Æ)	(129,153)	(208)
Iron Mountain, Inc. (ö)	(14,720)	(589)			(558)
Life Storage, Inc. (Æ)	(2,081)	(168)
Macerich Co. (The)(ö)	(6,076)	(332)	Total Securities Sold Short
New York Community Bancorp, Inc.	(76,258)	(958)	(proceeds $27,720)		(27,144)
Omega Healthcare Investors, Inc. (ö)	(19,191)	(554)

See accompanying notes which are an integral part of the financial statements.

90 U.S. Strategic Equity Fund

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U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
Principal	Fair
Amount ($) or	Value
Shares	$
Other Assets and Liabilities, Net
- 0.1%	3,512
Net Assets - 100.0%	3,017,844

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2017

Futures Contracts
Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
			Number of	Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures			758	USD	97,505	12/17	2,646
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							2,646

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$355,500	$—	$—		$—	$355,500	11.8
Consumer Staples	151,597	—	—		—	151,597	5.0
Energy	216,457	—	—		—	216,457	7.2
Financial Services	607,041	—	—		—	607,041	20.1
Health Care	352,795	—	—		—	352,795	11.7
Materials and Processing	92,370	—	—		—	92,370	3.1
Producer Durables	367,042	—	—		—	367,042	12.2
Technology	619,538	—	—		—	619,538	20.5
Utilities	121,292	—	—		—	121,292	4.0
Short-Term Investments	—	4,186	—		153,658	157,844	5.2
Total Investments	2,883,632	4,186	—		153,658	3,041,476	100.8
Securities Sold Short**	(27,144)	—	—		—	(27,144)	(0.9)
Other Assets and Liabilities, Net							0.1
							100.0
Other Financial Instruments
Assets
Futures Contracts	2,646	—	—		—	2,646	0.1
A
Total Other Financial Instruments*	$2,646	$—	$—		$—	$2,646

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
** Refer to Schedule of Investments for detailed sector breakout.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

		Equity
Derivatives not accounted for as hedging instruments		Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*		$2,646

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$21,660	$—
Foreign currency exchange contracts**	—	(2)
Total	$21,660	$(2)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$3,576	$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands
Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$182	$—	$182
Total Financial and Derivative Assets		182	—	182
Financial and Derivative Assets not subject to a netting agreement		(182)	—	(182)
Total Financial and Derivative Assets subject to a netting agreement		$—	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Short Sales	Securities sold short, at market value	$27,144	$—	$27,144
Total Financial and Derivative Liabilities		27,144	—	27,144
Financial and Derivative Liabilities not subject to a netting agreement		—	—	—
Total Financial and Derivative Liabilities subject to a netting agreement		$27,144	$—	$27,144

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Liabilities
Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
State Street	27,144	$—	$27,144	$—
Total	$27,144	$—	$27,144	$—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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U.S. Strategic Equity Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$2,427,462
Investments, at fair value(>)	3,041,476
Receivables:
Dividends and interest	2,238
Dividends from affiliated funds	161
Investments sold	14,531
Fund shares sold	4,624
Variation margin on futures contracts	182
Total assets	3,063,212

Liabilities
Payables:
Investments purchased	12,732
Fund shares redeemed	3,097
Accrued fees to affiliates	2,005
Other accrued expenses	390
Securities sold short, at fair value(‡)	27,144
Total liabilities	45,368

Net Assets	$3,017,844

See accompanying notes which are an integral part of the financial statements.

U.S. Strategic Equity Fund 95

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Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,033
Accumulated net realized gain (loss)	205,795
Unrealized appreciation (depreciation) on:
Investments	614,017
Investments in affiliated funds	(3)
Futures contracts	2,646
Securities sold short	576
Shares of beneficial interest	2,123
Additional paid-in capital	2,190,657
Net Assets	$3,017,844

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$14.19
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$15.06
Class A — Net assets	$5,560,296
Class A — Shares outstanding ($. 01 par value)	391,892
Net asset value per share: Class C(#)	$14.14
Class C — Net assets	$12,867,308
Class C — Shares outstanding ($. 01 par value)	909,744
Net asset value per share: Class E(#)	$14.23
Class E — Net assets	$1,542,654
Class E — Shares outstanding ($. 01 par value)	108,414
Net asset value per share: Class M(#)	$14.21
Class M — Net assets	$96,137,795
Class M — Shares outstanding ($. 01 par value)	6,767,493
Net asset value per share: Class S(#)	$14.21
Class S — Net assets	$2,901,736,352
Class S — Shares outstanding ($. 01 par value)	204,152,990
Amounts in thousands
(‡) Proceeds on securities sold short	$27,720
(>) Investments in affiliates, U. S. Cash Management Fund	$153,658

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

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U.S. Strategic Equity Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$55,318
Dividends from affiliated funds	1,407
Interest	37
Total investment income	56,762

Expenses
Advisory fees	21,977
Administrative fees	1,438
Custodian fees	252
Distribution fees - Class A	14
Distribution fees - Class C	124
Transfer agent fees - Class A	11
Transfer agent fees - Class C	33
Transfer agent fees - Class E	38
Transfer agent fees - Class M	26
Transfer agent fees - Class S	5,857
Professional fees	127
Registration fees	142
Shareholder servicing fees - Class C	42
Shareholder servicing fees - Class E	47
Trustees’ fees	94
Printing fees	236
Dividends from securities sold short	377
Interest expense paid on securities sold short	616
Miscellaneous	56
Expenses before reductions	31,507
Expense reductions	(7,482)
Net expenses	24,025
Net investment income (loss)	32,737

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	289,607
Investments in affiliated funds	(1)
Futures contracts	21,660
Foreign currency exchange contracts	(2)
Securities sold short	(5,233)
Foreign currency-related transactions	1
Net realized gain (loss)	306,032
Net change in unrealized appreciation (depreciation) on:
Investments	293,589
Investments in affiliated funds	(13)
Futures contracts	3,576
Securities sold short	(2,337)
Net change in unrealized appreciation (depreciation)	294,815
Net realized and unrealized gain (loss)	600,847
Net Increase (Decrease) in Net Assets from Operations	$633,584

See accompanying notes which are an integral part of the financial statements.

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,737	$44,524
Net realized gain (loss)	306,032	129,071
Net change in unrealized appreciation (depreciation)	294,815	(99,104)
Net increase (decrease) in net assets from operations	633,584	74,491

Distributions
From net investment income
Class A	(50)	(73)
Class C	(30)	(60)
Class E	(260)	(957)
Class M	(365)	—
Class S	(32,957)	(42,773)
From net realized gain
Class A	(229)	(337)
Class C	(773)	(1,134)
Class E	(3,305)	(5,259)
Class S	(121,176)	(192,312)
Net decrease in net assets from distributions	(159,145)	(242,905)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(298,427)	(987,803)
Total Net Increase (Decrease) in Net Assets	176,012	(1,156,217)

Net Assets
Beginning of period	2,841,832	3,998,049
End of period	$3,017,844	$2,841,832
Undistributed (overdistributed) net investment income included in net assets	$2,033	$2,777

See accompanying notes which are an integral part of the financial statements.

98 U.S. Strategic Equity Fund

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U.S. Strategic Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	61	$803	216	$2,544
Proceeds from reinvestment of distributions	22	277	35	410
Payments for shares redeemed	(213)	(2,723)	(261)	(3,130)
Net increase (decrease)	(130)	(1,643)	(10)	(176)
Class C
Proceeds from shares sold	94	1,207	150	1,756
Proceeds from reinvestment of distributions	65	803	103	1,194
Payments for shares redeemed	(753)	(9,862)	(524)	(6,250)
Net increase (decrease)	(594)	(7,852)	(271)	(3,300)
Class E
Proceeds from shares sold	179	2,259	446	5,285
Proceeds from reinvestment of distributions	280	3,497	518	6,041
Payments for shares redeemed	(6,489)	(81,289)	(3,136)	(37,642)
Net increase (decrease)	(6,030)	(75,533)	(2,172)	(26,316)
Class M (1)
Proceeds from shares sold	6,928	94,658	—	—
Proceeds from reinvestment of distributions	26	365	—	—
Payments for shares redeemed	(186)	(2,598)	—	—
Net increase (decrease)	6,768	92,425	—	—
Class S
Proceeds from shares sold	45,064	586,493	31,998	378,797
Proceeds from reinvestment of distributions	12,178	153,584	20,061	233,981
Payments for shares redeemed	(79,297)	(1,045,901)	(132,329)	(1,570,789)
Net increase (decrease)	(22,055)	(305,824)	(80,270)	(958,011)
Total increase (decrease)	(22,041)	$(298,427)	(82,723)	$(987,803)

(1) For the period March 17, 2017 (commencement of operations) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

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Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	12.10	. 11	2.64	2.75	(. 12)	(. 54)
October 31, 2016	12.59	. 13	. 15	. 28	(. 12)	(. 65)
October 31, 2015	13.42	. 10	. 35	. 45	(. 10)	(1.18)
October 31, 2014	12.73	. 11	1.66	1.77	(. 12)	(. 96)
October 31, 2013	10.13	. 08	2.65	2.73	(. 10)	(. 03)

Class C
October 31, 2017	12.07	. 01	2.63	2.64	(. 03)	(. 54)
October 31, 2016	12.56	. 04	. 15	. 19	(. 03)	(. 65)
October 31, 2015	13.39	—(f)	. 36	. 36	(. 01)	(1.18)
October 31, 2014	12.71	. 02	1.65	1.67	(. 03)	(. 96)
October 31, 2013	10.12	—(f)	2.65	2.65	(. 03)	(. 03)

Class E
October 31, 2017	12.12	. 13	2.62	2.75	(. 10)	(. 54)
October 31, 2016	12.61	. 13	. 15	. 28	(. 12)	(. 65)
October 31, 2015	13.44	. 10	. 35	. 45	(. 10)	(1.18)
October 31, 2014	12.74	. 11	1.66	1.77	(. 11)	(. 96)
October 31, 2013	10.13	. 10	2.63	2.73	(. 09)	(. 03)

Class M
October 31, 2017(9)	13.10	. 07	1.13	1.20	(.09)	—

Class S
October 31, 2017	12.13	. 14	2.63	2.77	(. 15)	(. 54)
October 31, 2016	12.61	. 16	. 16	. 32	(. 15)	(. 65)
October 31, 2015	13.44	. 13	. 35	. 48	(. 13)	(1.18)
October 31, 2014	12.74	. 14	1.67	1.81	(. 15)	(. 96)
October 31, 2013	10.13	. 13	2.63	2.76	(. 12)	(. 03)

See accompanying notes which are an integral part of the financial statements.

100 U.S. Strategic Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)(g)	Net Assets(d)(e)	Turnover Rate(b)(k)

(. 66)	14.19	23.47	5,560	1.30	1.05	. 85	88
(. 77)	12.10	2.51	6,317	1.33	1.07	1.06	75
(1.28)	12.59	3.42	6,700	1.32	1.05	. 78	102
(1.08)	13.42	14.72	4,826	1.32	1.07	. 86	85
(. 13)	12.73	27.15	3,327	1.31	1.13	. 73	125

(. 57)	14.14	22.48	12,867	2.05	1.80	. 11	88
(. 68)	12.07	1.74	18,154	2.08	1.82	. 32	75
(1.19)	12.56	2.66	22,288	2.07	1.80	. 03	102
(. 99)	13.39	13.86	16,787	2.07	1.82	. 12	85
(. 06)	12.71	26.27	9,948	2.07	1.88	. 03	125

(. 64)	14.23	23.41	1,543	1.31	1.05	1.00	88
(. 77)	12.12	2.51	74,419	1.33	1.07	1.08	75
(1.28)	12.61	3.40	104,763	1.31	1.05	. 78	102
(1.07)	13.44	14.76	97,618	1.32	1.07	. 90	85
(. 12)	12.74	27.19	90,808	1.31	1.13	. 86	125

(. 09)	14.21	9.43	96,138	1.03	. 70	. 78	88

(. 69)	14.21	23.64	2,901,736	1.05	. 80	1.11	88
(. 80)	12.13	2.85	2,742,942	1.08	. 82	1.33	75
(1.31)	12.61	3.66	3,864,298	1.06	. 80	1.03	102
(1.11)	13.44	15.05	3,566,048	1.07	. 82	1.13	85
(. 15)	12.74	27.51	2,975,527	1.06	. 88	1.10	125

See accompanying notes which are an integral part of the financial statements.

U.S. Strategic Equity Fund 101

Russell Investment Company
U.S. Strategic Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$1,410,265
Administration fees	121,976
Distribution fees	9,895
Shareholder servicing fees	3,217
Transfer agent fees	448,518
Trustee fees	11,242
$2,005,113

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,					Change in
Beginning of			Realized Gain			Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)		Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$89,844	$1,046,973	$983,145	$(1	) $	(13)	$153,658	$1,407	$—
	$89,844	$1,046,973	$983,145	$(1	) $	(13)	$153,658	$1,407	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$2,455,967,359
Unrealized Appreciation	$624,456,912
Unrealized Depreciation	(38,948,144)
Net Unrealized Appreciation (Depreciation)	$585,508,768
Undistributed Ordinary Income	$62,566,492
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$176,518,042
Tax Composition of Distributions
Ordinary Income	$33,661,937
Long-Term Capital Gains	$125,483,391

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$181
Accumulated net realized gain (loss)	(58,589)
Additional paid-in capital	58,408

See accompanying notes which are an integral part of the financial statements.

102 U.S. Strategic Equity Fund

Russell Investment Company
U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

U. S. Large Cap Equity Fund - Class A‡			U. S. Large Cap Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	14.49%		1 Year	21.74%
5 Years	12.36	%§	5 Years	14.00	%§
Inception*	11.78	%§	Inception*	13.22	%§

U. S. Large Cap Equity Fund - Class C			S&P 500® Index**
	Total			Total
	Return			Return
1 Year	20.53%		1 Year	23.63%
5 Years	12.85	%§	5 Years	15.18	%§
Inception*	12.10	%§	Inception*	14.41	%§

U.S. Large Cap Equity Fund 103

Russell Investment Company
U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The U. S. Large Cap Equity Fund (the “Fund”) employs a multi-	Within U. S. large capitalization stocks, factors that were rewarded
manager approach whereby portions of the Fund are allocated to	during the fiscal year included high beta (beta is a measure of a
different money manager strategies. Fund assets not allocated to	stock’s sensitivity to the direction of the market), positive earnings
money managers are managed by Russell Investment Management,	surprise, rising earnings estimates and positive price momentum.
LLC (“RIM”), the Fund’s advisor. RIM may change the allocation	Factors that trailed the market included high dividend yield,
of the Fund’s assets among money managers at any time. An	high earnings variability and high financial leverage (high debt-
exemptive order from the Securities and Exchange Commission	to-capital ratios) . Additionally, dynamic stocks outperformed
(“SEC”) permits RIM to engage or terminate a money manager	defensive stocks and growth stocks outperformed value stocks
at any time, subject to approval by the Fund’s Board, without a	across all market capitalization tiers. From a sector perspective,
shareholder vote. Pursuant to the terms of the exemptive order,	information technology, financials and materials outperformed the
the Fund is required to notify its shareholders within 90 days of	S&P 500® Index by 15.34%, 13.44% and 4.71%, respectively.
when a money manager begins providing services. As of October	Sectors that failed to find traction during the one-year period
31, 2017, the Fund had five money managers.	were telecommunication services, energy, consumer staples and

What is the Fund’s investment objective?	real estate, trailing by 24.86%, 21.05%, 20.56% and 14.20%,
respectively. The Fund’s strategic positioning both detracted and
The Fund seeks to provide long term capital growth.	benefited in this market environment, with the Fund ultimately
How did the Fund perform relative to its benchmark for the	underperforming its S&P 500® Index benchmark.
fiscal year ended October 31, 2017?	How did the investment strategies and techniques employed
For the fiscal year ended October 31, 2017, the Fund’s Class A,	by the Fund and its money managers affect its benchmark-
Class C and Class S Shares gained 21.43%, 20.53% and 21.74%,	relative performance?
respectively. This is compared to the Fund’s benchmark, the S&P	The Fund’s factor exposures over the period provided mixed
500® Index, which gained 23.63% during the same period. The	results. The Fund’s tilts toward high beta stocks and stocks with
Fund’s performance includes operating expenses, whereas index	low financial leverage (low debt-to-capital ratios) were rewarded,
returns are unmanaged and do not include expenses of any kind.	while tilts away from stocks with positive price momentum and
For Share Classes with inception dates after November 1, 2016,	the largest market capitalization stocks detracted. Industry group
annual returns reflect the returns of other Share Classes of the	allocation decisions were beneficial, including an overweight to
Fund for the period prior to inception. Please refer to the footnotes	banks and an underweight to real estate. The main detractor from
at the end of the Portfolio Management Discussion and Analysis,	performance during the fiscal year was stock selection within the
as applicable.	consumer discretionary sector (overweights to Chipotle Mexican
For the fiscal year ended October 31, 2017, the Morningstar®	Grill, Inc. and J. C. Penney Company) and the information
Large Blend Category, a group of funds that Morningstar considers	technology sector (an overweight FleetCor Technologies, Inc. and
to have investment strategies similar to those of the Fund, gained	an underweight to Apple, Inc. ) .
22.34%. This result serves as a peer comparison and is expressed	The Fund employs discretionary money managers. The Fund’s
net of operating expenses.	discretionary money managers select the individual portfolio
RIM may assign a money manager a specific style or	securities for the assets assigned to them. Fund assets not
capitalization benchmark other than the Fund’s index. However,	allocated to discretionary money managers include the Fund’s
the Fund’s primary index remains the benchmark for the Fund	cash balances and assets which may be managed directly by
and is representative of the aggregate of each money manager’s	RIM to effect the Fund’s investment strategies and/or to actively
benchmark index.	manage the Fund’s overall exposures by investing in securities or other instruments that RIM believes will achieve the desired risk/
How did the market conditions described in the Market	return profile for the Fund.
Summary report affect the Fund’s performance?
Broadly measured by the Russell 3000® Index, U. S. stocks	With respect to certain of the Fund’s money managers, Ceredex
returned 23.98% for the one-year period, which is the ninth	Value Advisors LLC (“Ceredex”) was the best performing
straight fiscal year ending October 31st that the Russell 3000®	manager for the period and outperformed the Russell 1000®
Index has finished with a positive absolute return. The Russell	Value Index. Stock selection within the information technology
3000® Index finished with a positive absolute return in each of	sector (overweights to Apple, Inc. and Microsoft Corporation) and
the fiscal year’s twelve months.	within the health care sector (overweights to Cigna Corporation and UnitedHealth Group Incorporated) contributed positively to relative performance. Sector allocation decisions were rewarded,

104 U.S. Large Cap Equity Fund

Russell Investment Company
U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

including an overweight to information technology and an	Describe any changes to the Fund’s structure or the money
underweight to consumer staples.	manager line-up.
Sustainable Growth Advisers, LP (“Sustainable”) was the	In December 2016, RIM terminated Columbus Circle Investors
worst performing manager for the period and underperformed	as a money manager for the Fund and hired William Blair &
the Russell 1000® Growth Index. Stock selection within the	Company, L. L. C. (“William Blair”) as a money manager for the
consumer discretionary sector (overweights to Chipotle Mexican	Fund due to RIM’s greater conviction in William Blair’s excess
Grill, Inc. and Ulta Beauty, Inc. ) and within the information	return potential and overall fit with the Fund’s existing money
technology sector (an overweight FleetCor Technologies, Inc. and	managers.
an underweight Apple, Inc. ) detracted from benchmark-relative
performance. Additionally, Sustainable’s tilt away from stocks	Money Managers as of October 31,
with rising earnings estimates was not beneficial.	2017	Styles
	Ceredex Value Advisors LLC	Value
RIM manages a 12% (effective October 31, 2017) strategic	Jacobs Levy Equity Management	Market Oriented
allocation to a positioning strategy to seek to achieve the desired	Sustainable Growth Advisers, LP	Growth
risk/return profile for the Fund. The positioning strategy utilizes	TCW Asset Management Company	Market Oriented
the output from a quantitative model to seek to position the portfolio	William Blair & Company, L. L. C.	Growth
to meet RIM’s overall preferred positioning. The positioning	The views expressed in this report reflect those of the
strategy underperformed the S&P 500® Index during the one-	portfolio managers only through the end of the period
year period. Tilts toward low beta stocks and high dividend yield	covered by the report. These views do not necessarily
stocks detracted from benchmark-relative performance. Sector	represent the views of RIM, or any other person in RIM or
allocation decisions also detracted, including an overweight to	any other affiliated organization. These views are subject to
telecommunication services and an underweight to information	change at any time based upon market conditions or other
technology.	events, and RIM disclaims any responsibility to update the
views contained herein. These views should not be relied on
During the period, RIM used index futures contracts to equitize	as investment advice and, because investment decisions for
the Fund’s cash. The decision to equitize cash was beneficial to	a Russell Investment Company (“RIC”) Fund are based on
the Fund’s absolute performance for the fiscal year as the market	numerous factors, should not be relied on as an indication
produced a positive absolute return.	of investment decisions of any RIC Fund.

* Assumes initial investment on February 6, 2012.

** The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The index is structured to approximate the general distribution of industries in the U.S.
economy.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

U.S. Large Cap Equity Fund 105

Russell Investment Company
U.S. Large Cap Equity Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,081.40	$1,019.56
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$5.88	$5.70

Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.12%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,076.90	$1,015.78
	Expenses Paid During Period*	$9.79	$9.50
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.87%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class S	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,082.40	$1,020.82
of other funds.	Expenses Paid During Period*	$4.57	$4.43

* Expenses are equal to the Fund's annualized expense ratio of 0.87%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

106 U.S. Large Cap Equity Fund

Russell Investment Company
U.S. Large Cap Equity Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 92.9%			Hormel Foods Corp.	505	16
Consumer Discretionary - 11.0%			Kellogg Co.	1,029	64
Amazon. com, Inc. (Æ)	1,781	1,968	Kimberly-Clark Corp.	720	81
AutoZone, Inc. (Æ)	78	46	Kraft Heinz Co. (The)	1,561	121
Cable One, Inc.	90	64	Kroger Co. (The)	1,089	23
Carnival Corp.	870	58	Mondelez International, Inc. Class A	38,101	1,578
CBS Corp. Class B	1,700	95	Monster Beverage Corp. (Æ)	9,937	576
Chipotle Mexican Grill, Inc. Class A(Æ)	1,764	479	National Beverage Corp.	170	17
Comcast Corp. Class A	44,643	1,607	PepsiCo, Inc.	8,372	922
Costco Wholesale Corp.	2,190	353	Philip Morris International, Inc.	6,142	643
Dana Holding Corp.	12,952	395	Procter & Gamble Co. (The)	23,447	2,024
Darden Restaurants, Inc.	1,100	90	Sysco Corp.	1,983	110
Dollar General Corp.	780	63	Walgreens Boots Alliance, Inc.	2,355	156
Domino's Pizza, Inc.	610	112
Estee Lauder Cos. , Inc. (The) Class A	2,965	332			7,743
Ford Motor Co.	35,654	438
General Motors Co.	11,148	480	Energy - 6.6%
			Baker Hughes, a GE Co.	11,270	354
Hilton Worldwide Holdings, Inc.	1,200	87	BP PLC - ADR	17,574	716
Home Depot, Inc. (The)	3,733	619	Chevron Corp.	19,379	2,246
Lennar Corp. Class A	8,240	459	Cimarex Energy Co.	500	58
Lowe's Cos. , Inc.	6,731	538	Core Laboratories NV	3,610	361
Madison Square Garden Co. (The) Class A(Æ)	570	127	EOG Resources, Inc.	8,584	857
McDonald's Corp.	1,729	289	Exxon Mobil Corp.	17,048	1,422
Netflix, Inc. (Æ)	813	160	Halliburton Co.	7,848	335
Nike, Inc. Class B	11,512	633	Marathon Petroleum Corp.	1,700	102
NVR, Inc. (Æ)	44	144	National Oilwell Varco, Inc.	4,400	150
Omnicom Group, Inc.	1,010	68	Newfield Exploration Co. (Æ)	5,600	172
Priceline Group, Inc. (The)(Æ)	287	549	Occidental Petroleum Corp.	2,668	172
Ralph Lauren Corp. Class A	500	45	Phillips 66	1,482	135
Starbucks Corp.	18,254	1,000	Royal Dutch Shell PLC Class B - ADR	10,794	705
Tapestry, Inc.	8,301	339	Schlumberger, Ltd.	14,233	911
Target Corp.	1,655	98	Valero Energy Corp.	4,485	353
Thor Industries, Inc.	130	18
Time Warner, Inc.	1,586	156			9,049
TJX Cos. , Inc.	9,260	646
Twenty-First Century Fox, Inc. Class A	1,029	27	Financial Services - 20.5%
Twenty-First Century Fox, Inc. Class B	2,549	65	Affiliated Managers Group, Inc.	1,901	355
Ulta Beauty, Inc. (Æ)	2,046	413	Aflac, Inc.	745	62
Vail Resorts, Inc.	1,098	251	Alliance Data Systems Corp.	1,756	393
VF Corp.	1,471	102	Allstate Corp. (The)	6,015	564
Visteon Corp. (Æ)	1,250	158	American Express Co.	1,211	116
WABCO Holdings, Inc. (Æ)	240	35	American International Group, Inc.	9,580	619
Wal-Mart Stores, Inc.	7,883	689	American Tower Corp. (ö)	435	62
Walt Disney Co. (The)	6,973	682	Aon PLC	3,775	541
Yum! Brands, Inc.	2,400	179	Aspen Insurance Holdings, Ltd.	1,500	64
			AvalonBay Communities, Inc. (ö)	284	51
		15,156	Axis Capital Holdings, Ltd.	820	45
			Bank of America Corp.	8,096	221
Consumer Staples - 5.6%			Bank of New York Mellon Corp. (The)	2,147	110
Altria Group, Inc.	930	60	BB&T Corp.	2,172	107
Archer-Daniels-Midland Co.	7,816	320	Berkshire Hathaway, Inc. Class B(Æ)	3,336	624
British American Tobacco PLC - ADR	988	64	BlackRock, Inc. Class A	1,326	624
Clorox Co. (The)	1,170	148	Brighthouse Financial, Inc. (Æ)	108	7
Coca-Cola Co. (The)	2,666	122	Capital One Financial Corp.	10,840	999
Colgate-Palmolive Co.	840	59	Chubb, Ltd.	5,450	822
Constellation Brands, Inc. Class A	975	214	Citigroup, Inc.	27,067	1,991
CVS Health Corp.	2,365	162	Citizens Financial Group, Inc.	4,700	179
Dr Pepper Snapple Group, Inc.	2,700	231	CME Group, Inc. Class A	457	63
General Mills, Inc.	615	32	Comerica, Inc.	1,800	141

See accompanying notes which are an integral part of the financial statements.

U.S. Large Cap Equity Fund 107

Russell Investment Company
U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Commerce Bancshares, Inc.	980	57	Becton Dickinson and Co.	467	97
Crown Castle International Corp. (ö)	7,797	835	Biogen, Inc. (Æ)	1,047	326
Discover Financial Services	4,328	288	Cardinal Health, Inc.	8,152	505
Dun & Bradstreet Corp. (The)	340	40	Celgene Corp. (Æ)	1,550	157
Equinix, Inc. (Æ)(ö)	1,227	569	Centene Corp. (Æ)	2,550	239
Equity Residential(ö)	4,197	282	Cerner Corp. (Æ)	10,076	680
Essex Property Trust, Inc. (ö)	270	71	Cigna Corp.	4,063	802
First Data Corp. Class A(Æ)	16,350	291	Edwards Lifesciences Corp. (Æ)	1,520	155
FleetCor Technologies, Inc. (Æ)	3,295	545	Eli Lilly & Co.	3,500	287
Franklin Resources, Inc.	1,994	84	Express Scripts Holding Co. (Æ)	3,243	198
GGP, Inc.(ö)	425	8	Gilead Sciences, Inc.	7,305	548
Goldman Sachs Group, Inc. (The)	452	110	Henry Schein, Inc. (Æ)	660	52
Hartford Financial Services Group, Inc.	13,930	767	Humana, Inc.	1,207	308
Intercontinental Exchange, Inc.	13,032	861	IDEXX Laboratories, Inc. (Æ)	740	123
Invesco, Ltd.	5,950	213	Impax Laboratories, Inc. (Æ)	4,800	87
Jones Lang LaSalle, Inc.	2,640	342	Intuitive Surgical, Inc. (Æ)	315	118
JPMorgan Chase & Co.	26,640	2,681	Johnson & Johnson	7,597	1,059
LPL Financial Holdings, Inc.	400	20	McKesson Corp.	2,381	328
M&T Bank Corp.	1,834	306	Medtronic PLC	3,347	270
Marsh & McLennan Cos. , Inc.	337	27	Merck & Co. , Inc.	21,275	1,172
MasterCard, Inc. Class A	8,296	1,234	Molina Healthcare, Inc. (Æ)	200	14
MetLife, Inc.	15,542	833	Novo Nordisk A/S - ADR	9,675	482
Morgan Stanley	3,622	181	Pfizer, Inc.	8,937	313
Northern Trust Corp.	3,200	299	Regeneron Pharmaceuticals, Inc. (Æ)	1,268	510
PNC Financial Services Group, Inc. (The)	4,712	645	Stryker Corp.	1,275	198
Popular, Inc.	1,400	51	Thermo Fisher Scientific, Inc.	658	128
Progressive Corp. (The)	15,000	730	UnitedHealth Group, Inc.	9,732	2,047
Prologis, Inc. (ö)	340	22	Vertex Pharmaceuticals, Inc. (Æ)	1,793	262
Prudential Financial, Inc.	3,146	348	WellCare Health Plans, Inc. (Æ)	460	91
Public Storage(ö)	480	99	Zimmer Biomet Holdings, Inc.	7,133	867
Reinsurance Group of America, Inc. Class A	710	106	Zoetis, Inc. Class A	8,565	547
SBA Communications Corp.(Æ)(ö)	2,176	342			16,633
Simon Property Group, Inc. (ö)	316	49
State Street Corp.	9,688	891	Materials and Processing - 3.1%
SunTrust Banks, Inc.	4,000	241	DowDuPont, Inc.	20,931	1,513
Synchrony Financial	26,724	872	Ecolab, Inc.	4,116	538
Synovus Financial Corp.	1,600	75	FMC Corp.	700	65
Travelers Cos. , Inc. (The)	2,172	287	Freeport-McMoRan, Inc. (Æ)	19,281	270
US Bancorp	20,471	1,113	NewMarket Corp.	249	100
Visa, Inc. Class A	5,993	659	Owens Corning	100	8
Voya Financial, Inc.	5,400	217	PPG Industries, Inc.	5,599	651
Wells Fargo & Co.	19,841	1,114	Praxair, Inc.	2,478	362
Welltower, Inc. (ö)	228	15	Silgan Holdings, Inc.	1,260	37
XL Group, Ltd.	6,600	267	Vulcan Materials Co.	5,703	694
Zions Bancorporation	9,670	449
					4,238
		28,296
			Producer Durables - 11.3%
Health Care - 12.1%			3M Co.	397	91
Abbott Laboratories	22,510	1,219	Accenture PLC Class A	6,188	881
AbbVie, Inc.	206	19	AGCO Corp.	2,380	163
Aetna, Inc.	486	83	Automatic Data Processing, Inc.	2,944	342
Align Technology, Inc. (Æ)	330	79	Boeing Co. (The)	1,530	395
Allergan PLC(Æ)	5,436	963	Caterpillar, Inc.	875	119
Allscripts Healthcare Solutions, Inc. (Æ)	1,600	22	CSX Corp.	764	39
AmerisourceBergen Corp. Class A	700	54	Danaher Corp.	4,626	426
Amgen, Inc.	543	95	Deere & Co.	1,454	193
Anthem, Inc. (Æ)	3,288	688	Delphi Automotive PLC	1,720	171
Baxter International, Inc.	6,847	441	Delta Air Lines, Inc.	11,895	595

See accompanying notes which are an integral part of the financial statements.

108 U.S. Large Cap Equity Fund

Russell Investment Company
U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Eaton Corp. PLC	6,044	484	Cornerstone OnDemand, Inc. (Æ)	400	15
EMCOR Group, Inc.	1,700	137	Corning, Inc.	17,291	542
Emerson Electric Co.	958	62	Cypress Semiconductor Corp.	32,010	508
FedEx Corp.	1,894	428	DXC Technology Co.	160	15
Fluor Corp.	3,500	151	Electronic Arts, Inc. (Æ)	2,526	302
Fortive Corp.	4,512	326	F5 Networks, Inc. (Æ)	840	102
General Dynamics Corp.	281	57	Facebook, Inc. Class A(Æ)	7,814	1,407
General Electric Co.	43,534	877	FireEye, Inc. (Æ)	1,000	17
Honeywell International, Inc.	7,618	1,099	Fortinet, Inc. (Æ)	600	24
Illinois Tool Works, Inc.	869	136	Gartner, Inc. (Æ)	1,490	187
Jacobs Engineering Group, Inc.	1,100	64	Hewlett Packard Enterprise Co.	12,278	171
JB Hunt Transport Services, Inc.	4,250	452	HP, Inc. (Æ)	18,108	390
Johnson Controls International PLC(Æ)	7,992	331	Intel Corp.	26,236	1,193
Landstar System, Inc.	1,800	178	International Business Machines Corp.	901	139
Lockheed Martin Corp.	1,615	497	Intuit, Inc.	1,925	291
ManpowerGroup, Inc.	1,000	123	Jabil Circuit, Inc.	800	23
Norfolk Southern Corp.	1,507	198	Juniper Networks, Inc.	9,420	234
Northrop Grumman Corp.	256	76	Micro Focus International PLC - ADR(Æ)	256	9
PACCAR, Inc.	9,766	701	Microsoft Corp.	44,102	3,667
Pentair PLC	3,600	254	NetApp, Inc.	4,800	213
Quanta Services, Inc. (Æ)	4,100	155	ON Semiconductor Corp. (Æ)	11,752	251
Raytheon Co.	1,496	269	Oracle Corp.	29,866	1,519
Rockwell Automation, Inc.	1,550	311	Palo Alto Networks, Inc. (Æ)	100	15
Southwest Airlines Co.	1,724	93	QUALCOMM, Inc.	2,147	110
Terex Corp.	8,920	420	Red Hat, Inc. (Æ)	9,788	1,182
Textron, Inc.	16,650	878	Salesforce. com, Inc. (Æ)	5,390	552
Toro Co. (The)	2,170	136	SAP SE - ADR	3,574	408
TransDigm Group, Inc.	1,109	308	Seagate Technology PLC	2,700	100
TriNet Group, Inc. (Æ)	200	7	Splunk, Inc. (Æ)	200	13
Union Pacific Corp.	11,987	1,388	Synopsys, Inc. (Æ)	4,110	356
United Parcel Service, Inc. Class B	2,258	265	Tableau Software, Inc. Class A(Æ)	2,130	173
United Technologies Corp.	6,649	796	TE Connectivity, Ltd.	249	23
Verisk Analytics, Inc. Class A(Æ)	3,642	310	Tech Data Corp. (Æ)	930	86
Waste Management, Inc.	1,349	111	Texas Instruments, Inc.	13,330	1,289
Xerox Corp.	1,700	52	Twitter, Inc. (Æ)	2,280	47
Zebra Technologies Corp. Class A(Æ)	150	17	VeriFone Systems, Inc. (Æ)	300	6
		15,562	Verint Systems, Inc. (Æ)	700	30
			Viavi Solutions, Inc. Class W(Æ)	4,200	39
Technology - 18.2%			Western Digital Corp.	7,340	655
Activision Blizzard, Inc.	534	35	Xilinx, Inc.	660	49
Adobe Systems, Inc. (Æ)	3,856	676	Zynga, Inc. Class A(Æ)	30,100	117
Alphabet, Inc. Class A(Æ)	758	783			25,168
Alphabet, Inc. Class C(Æ)	2,110	2,144
Analog Devices, Inc.	6,677	610	Utilities - 4.5%
Apple, Inc.	14,675	2,479	AES Corp.	29,010	308
Arrow Electronics, Inc. (Æ)	610	51	American Electric Power Co. , Inc.	1,250	93
Aspen Technology, Inc. (Æ)	1,810	117	AT&T, Inc.	39,289	1,322
Autodesk, Inc. (Æ)	3,302	413	CMS Energy Corp.	1,800	87
Avnet, Inc.	1,500	60	Consolidated Edison, Inc.	333	29
Benchmark Electronics, Inc. (Æ)	1,030	32	Dominion Energy, Inc.	1,455	118
Cadence Design Systems, Inc. (Æ)	3,800	164	Duke Energy Corp.	10,664	941
Ciena Corp. (Æ)	500	11	Edison International	1,274	102
Cirrus Logic, Inc. (Æ)	1,300	73	Eversource Energy(Æ)	1,100	69
Cisco Systems, Inc.	26,963	920	Exelon Corp.	3,152	127
Citrix Systems, Inc. (Æ)	1,000	83	NextEra Energy, Inc.	6,773	1,051
Cognizant Technology Solutions Corp. Class			NiSource, Inc.	5,650	149
A	394	30	PG&E Corp.	1,398	81
Coherent, Inc. (Æ)	70	18	Pinnacle West Capital Corp.	1,500	132

See accompanying notes which are an integral part of the financial statements.

U.S. Large Cap Equity Fund 109

Russell Investment Company
U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal		Fair
	Amount ($) or		Value
	Shares		$
PPL Corp.	1,211		45
Public Service Enterprise Group, Inc.	655		32
Sempra Energy	438		51
Southern Co. (The)	3,219		168
Verizon Communications, Inc.	26,221		1,256
Xcel Energy, Inc.	2,270		112
			6,273

Total Common Stocks
(cost $97,722)			128,118

Short-Term Investments - 6.9%
U. S. Cash Management Fund(@)	9,541,772	(8)	9,543
Total Short-Term Investments
(cost $9,543)			9,543

Total Investments 99.8%
(identified cost $107,265)			137,661

Other Assets and Liabilities, Net
- 0.2%			284
Net Assets - 100.0%			137,945

See accompanying notes which are an integral part of the financial statements.

110 U.S. Large Cap Equity Fund

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U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts
Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
			Number of	Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures			54	USD	6,946	12/17	7
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							7

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$15,156	$—	$—		$—	$15,156	11.0
Consumer Staples	7,743	—	—		—	7,743	5.6
Energy	9,049	—	—		—	9,049	6.6
Financial Services	28,296	—	—		—	28,296	20.5
Health Care	16,633	—	—		—	16,633	12.1
Materials and Processing	4,238	—	—		—	4,238	3.1
Producer Durables	15,562	—	—		—	15,562	11.3
Technology	25,168	—	—		—	25,168	18.2
Utilities	6,273	—	—		—	6,273	4.5
Short-Term Investments	—	—	—		9,543	9,543	6.9
Total Investments	128,118	—	—		9,543	137,661	99.8
Other Assets and Liabilities, Net							0.2
							100.0
Other Financial Instruments
Assets
Futures Contracts	7	—	—		—	7	— *
Total Other Financial Instruments**	$7	$—	$—		$—	$7

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

U.S. Large Cap Equity Fund 111

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U.S. Large Cap Equity Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$7

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,691

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$253

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

112 U.S. Large Cap Equity Fund

Russell Investment Company
U.S. Large Cap Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$12	$—	$12
Total Financial and Derivative Assets		12	—	12
Financial and Derivative Assets not subject to a netting agreement		(12)	—	(12)
Total Financial and Derivative Assets subject to a netting agreement		$—	$—	$—

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

U.S. Large Cap Equity Fund 113

Russell Investment Company
U.S. Large Cap Equity Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$107,265
Investments, at fair value(>)	137,661
Cash (restricted)(a)	519
Receivables:
Dividends and interest	110
Dividends from affiliated funds	5
Investments sold	591
Fund shares sold	28
Variation margin on futures contracts	12
Total assets	138,926

Liabilities
Payables:
Investments purchased	687
Fund shares redeemed	88
Accrued fees to affiliates	128
Other accrued expenses	78
Total liabilities	981

Net Assets	$137,945

See accompanying notes which are an integral part of the financial statements.

114 U.S. Large Cap Equity Fund

Russell Investment Company
U.S. Large Cap Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$77
Accumulated net realized gain (loss)	26,225
Unrealized appreciation (depreciation) on:
Investments	30,396
Futures contracts	7
Shares of beneficial interest	96
Additional paid-in capital	81,144
Net Assets	$137,945

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$14.28
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$15.15
Class A — Net assets	$11,804,799
Class A — Shares outstanding ($. 01 par value)	826,751
Net asset value per share: Class C(#)	$14.22
Class C — Net assets	$1,582,837
Class C — Shares outstanding ($. 01 par value)	111,308
Net asset value per share: Class S(#)	$14.33
Class S — Net assets	$124,557,289
Class S — Shares outstanding ($. 01 par value)	8,689,766
Amounts in thousands
(>) Investments in affiliates, U. S. Cash Management Fund	$9,543

(a) Cash Collateral for Futures	$519
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

U.S. Large Cap Equity Fund 115

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U.S. Large Cap Equity Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$4,440
Dividends from affiliated funds	91
Total investment income	4,531

Expenses
Advisory fees	1,580
Administrative fees	109
Custodian fees	104
Distribution fees - Class A	28
Distribution fees - Class C	12
Transfer agent fees - Class A	22
Transfer agent fees - Class C	3
Transfer agent fees - Class S	426
Professional fees	58
Registration fees	58
Shareholder servicing fees - Class C	4
Trustees’ fees	8
Printing fees	23
Miscellaneous	16
Expenses before reductions	2,451
Expense reductions	(443)
Net expenses	2,008
Net investment income (loss)	2,523

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	61,345
Investments in affiliated funds	3
Futures contracts	2,691
Net realized gain (loss)	64,039
Net change in unrealized appreciation (depreciation) on:
Investments	(14,050)
Investments in affiliated funds	(2)
Futures contracts	253
Net change in unrealized appreciation (depreciation)	(13,799)
Net realized and unrealized gain (loss)	50,240
Net Increase (Decrease) in Net Assets from Operations	$52,763

See accompanying notes which are an integral part of the financial statements.

116 U.S. Large Cap Equity Fund

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U.S. Large Cap Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,523	$4,397
Net realized gain (loss)	64,039	14,174
Net change in unrealized appreciation (depreciation)	(13,799)	(8,486)
Net increase (decrease) in net assets from operations	52,763	10,085

Distributions
From net investment income
Class A	(144)	(81)
Class C	(9)	(3)
Class S	(2,685)	(4,077)
From net realized gain
Class A	(398)	(735)
Class C	(57)	(129)
Class S	(13,338)	(31,697)
Net decrease in net assets from distributions	(16,631)	(36,722)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(256,552)	(28,010)
Total Net Increase (Decrease) in Net Assets	(220,420)	(54,647)

Net Assets
Beginning of period	358,365	413,012
End of period	$137,945	$358,365
Undistributed (overdistributed) net investment income included in net assets	$77	$406

See accompanying notes which are an integral part of the financial statements.

U.S. Large Cap Equity Fund 117

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U.S. Large Cap Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	150	$1,972	241	$2,955
Proceeds from reinvestment of distributions	42	542	69	816
Payments for shares redeemed	(162)	(2,169)	(210)	(2,568)
Net increase (decrease)	30	345	100	1,203
Class C
Proceeds from shares sold	31	395	89	1,054
Proceeds from reinvestment of distributions	5	66	11	131
Payments for shares redeemed	(39)	(518)	(94)	(1,138)
Net increase (decrease)	(3)	(57)	6	47
Class S
Proceeds from shares sold	1,681	22,029	4,014	48,729
Proceeds from reinvestment of distributions	1,251	16,021	3,016	35,764
Payments for shares redeemed	(22,225)	(294,890)	(9,345)	(113,753)
Net increase (decrease)	(19,293)	(256,840)	(2,315)	(29,260)
Total increase (decrease)	(19,266)	$(256,552)	(2,209)	$(28,010)

See accompanying notes which are an integral part of the financial statements.

118 U.S. Large Cap Equity Fund

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Russell Investment Company
U.S. Large Cap Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	12.37	. 11	2.46	2.57	(. 17)	(. 49)
October 31, 2016	13.25	. 11	. 20	. 31	(. 11)	(1.08)
October 31, 2015	13.99	. 09	. 52	. 61	(. 09)	(1.26)
October 31, 2014	13.27	. 12	1.63	1.75	(. 13)	(. 90)
October 31, 2013	10.52	. 06	2.85	2.91	(. 11)	(. 05)

Class C
October 31, 2017	12.32	. 01	2.45	2.46	(. 07)	(. 49)
October 31, 2016	13.20	. 02	. 20	. 22	(. 02)	(1.08)
October 31, 2015	13.96	(. 01)	. 51	. 50	—(f)	(1.26)
October 31, 2014	13.25	. 02	1.63	1.65	(. 04)	(. 90)
October 31, 2013	10.51	—(f)	2.82	2.82	(. 03)	(. 05)

Class S
October 31, 2017	12.40	. 15	2.46	2.61	(. 19)	(. 49)
October 31, 2016	13.28	. 15	. 19	. 34	(. 14)	(1.08)
October 31, 2015	14.02	. 13	. 51	. 64	(. 12)	(1.26)
October 31, 2014	13.29	. 16	1.63	1.79	(. 16)	(. 90)
October 31, 2013	10.52	. 13	2.82	2.95	(. 13)	(. 05)

See accompanying notes which are an integral part of the financial statements.

120 U.S. Large Cap Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(e)	Net Assets(e)	Turnover Rate

(. 66)	14.28	21.43	11,805	1.34	1.12	. 85	78
(1.19)	12.37	2.84	9,855	1.28	1.12	. 94	92
(1.35)	13.25	4.47	9,233	1.26	1.12	. 69	84
(1.03)	13.99	13.85	7,166	1.26	1.12	. 93	81
(. 16)	13.27	27.93	4,509	1.28	1.12	. 48	84

(. 56)	14.22	20.53	1,583	2.09	1.87	. 11	78
(1.10)	12.32	2.09	1,415	2.03	1.87	. 19	92
(1.26)	13.20	3.61	1,432	2.01	1.87	(. 06)	84
(. 94)	13.96	13.06	1,394	2.01	1.87	. 18	81
(. 08)	13.25	26.99	838	2.03	1.87	. 02	84

(. 68)	14.33	21.74	124,557	1.07	. 87	1.14	78
(1.22)	12.40	3.07	347,095	1.03	. 87	1.19	92
(1.38)	13.28	4.70	402,347	1.01	. 87	. 95	84
(1.06)	14.02	14.17	426,012	1.01	. 87	1.20	81
(. 18)	13.29	28.35	343,541	1.03	. 87	1.06	84

See accompanying notes which are an integral part of the financial statements.

U.S. Large Cap Equity Fund 121

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U.S. Large Cap Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$93,610
Administration fees	5,645
Distribution fees	3,516
Shareholder servicing fees	336
Transfer agent fees	23,428
Trustee fees	1,152
$127,687

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$19,449	$98,471	$108,378	$3	$(2)	$9,543	$91	$—
	$19,449	$98,471	$108,378	$3	$(2)	$9,543	$91	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$108,974,030
Unrealized Appreciation	$30,149,399
Unrealized Depreciation	(1,462,427)
Net Unrealized Appreciation (Depreciation)	$28,686,972
Undistributed Ordinary Income	$11,417,254
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$16,601,004
Tax Composition of Distributions
Ordinary Income	$2,837,613
Long-Term Capital Gains	$13,793,003

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(14)
Accumulated net realized gain (loss)	(34,193)
Additional paid-in capital	34,207

See accompanying notes which are an integral part of the financial statements.

122 U.S. Large Cap Equity Fund

Russell Investment Company
U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

U. S. Mid Cap Equity Fund - Class A‡			U. S. Mid Cap Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	12.77%		1 Year	19.89%
5 Years	12.37	%§	5 Years	13.96	%§
Inception*	10.54	%§	Inception*	11.96	%§

U. S. Mid Cap Equity Fund - Class C			Russell Midcap® Index**
	Total			Total
	Return			Return
1 Year	18.75%		1 Year	21.09%
5 Years	12.86	%§	5 Years	14.87	%§
Inception*	10.86	%§	Inception*	13.47	%§

U.S. Mid Cap Equity Fund 123

Russell Investment Company
U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The U. S. Mid Cap Equity Fund (the “Fund”) employs a multi-	of high yielding defensive stocks that had been in favor for much
manager approach whereby portions of the Fund are allocated to	of the prior two years. After the fourth quarter of 2016 closed
different money manager strategies. Fund assets not allocated to	out a strong year for small cap value stocks, investor sentiment
money managers are managed by Russell Investment Management,	rotated strongly in early 2017 toward high growth and larger cap
LLC (“RIM”), the Fund’s advisor. RIM may change the allocation	companies. The leadership of less profitable growth companies
of the Fund’s assets among money managers at any time. An	concentrated in the technology and health care sectors continued
exemptive order from the Securities and Exchange Commission	for the majority of 2017 as earnings growth of these companies
(“SEC”) permits RIM to engage or terminate a money manager	was boosted by exposure to international markets and a weaker
at any time, subject to approval by the Fund’s Board, without a	U. S. dollar.
shareholder vote. Pursuant to the terms of the exemptive order,
the Fund is required to notify its shareholders within 90 days of	How did the investment strategies and techniques employed
when a money manager begins providing services. As of October	by the Fund and its money managers affect its benchmark-
31, 2017, the Fund had three money managers.	relative performance?
Over the period, the Fund maintained exposure to securities
What is the Fund’s investment objective?	towards the bottom end of the capitalization opportunity set that
The Fund seeks to provide long term capital growth.	were trading at discounted valuations, as well as companies with

How did the Fund perform relative to its benchmark for the	higher quality characteristics such as lower financial leverage.
fiscal year ended October 31, 2017?	Being underweight the most expensive stocks negatively impacted benchmark relative performance. An underweight to the largest
For the fiscal year ended October 31, 2017, the Fund’s Class A,	capitalization stocks was also a negative. Meanwhile, the Fund’s
Class C and Class S Shares gained 19.67%, 18.75% and 19.89%,	quality positioning was a positive contributor as companies with
respectively. This is compared to the Fund’s benchmark, the	low financial leverage outperformed in the Russell Midcap®
Russell Midcap® Index, which gained 21.09% during the same	Index.
period. The Fund’s performance includes operating expenses,
whereas index returns are unmanaged and do not include	From a sector standpoint, the expectation for a slow growth
expenses of any kind. For Share Classes with inception dates after	U. S. economic environment led to the Fund’s overweight in
November 1, 2016, annual returns reflect the returns of other	sectors such as industrials and financials, which added value.
Share Classes of the Fund for the period prior to inception. Please	Underperforming holdings within the technology and financials
refer to the footnotes at the end of the Portfolio Management	sectors negatively impacted benchmark relative performance.
Discussion and Analysis, as applicable.	The Fund employs discretionary money managers. The Fund’s
For the fiscal year ended October 31, 2017, the Morningstar® Mid-	discretionary money managers select the individual portfolio
Cap Blend Category, a group of funds that Morningstar considers	securities for the assets assigned to them. RIM manages the
to have investment strategies similar to those of the Fund, gained	portion of the Fund’s assets that RIM determines not to allocate
20.77%. This result serves as a peer comparison and is expressed	to the money managers. Assets not allocated to managers include
net of operating expenses.	the Fund’s liquidity reserves and assets which may be managed directly by RIM to effect the Fund’s investment strategies and/or
RIM may assign a money manager a specific style or	to actively manage the Fund’s overall portfolio characteristics to
capitalization benchmark other than the Fund’s index. However,	seek to achieve the desired risk/return profile for the Fund.
the Fund’s primary index remains the benchmark for the Fund
and is representative of the aggregate of each money manager’s	With respect to certain of the Fund’s money managers, Jacobs
benchmark index.	Levy Equity Management, Inc. was the strongest performing
money manager for the fiscal year and outperformed its blended
How did the market conditions described in the Market	benchmark which consists of 60% the Russell Midcap®
Summary report affect the Fund’s performance?	Value Index and 40% the Russell Midcap® Defensive Index.
The fiscal year ended October 31, 2017 saw the Fund underperform	Outperforming holdings within the industrials and consumer
the Russell Midcap® Index. During the last two months of 2016,	discretionary sectors were the primary driver of benchmark
which coincided with the U. S. presidential election results,	relative outperformance. A tilt towards companies with lower
the U. S. equity market rallied strongly and was led by cyclical	financial leverage was also additive.
small cap value stocks expected to benefit from fiscal stimulus	Elk Creek Partners, LLC faced the strongest headwinds over
and increasing interest rates. During this period, stocks with	the fiscal year and underperformed the Russell Midcap®
high price momentum underperformed as investors rotated out	Growth Index. Stock selection was the primary detractor due to

124 U.S. Mid Cap Equity Fund

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U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

underperforming holdings within the technology and financials	Describe any changes to the Fund’s structure or the money
sectors. An overweight to stocks with low price momentum also	manager line-up.
weighed on returns.	There were no money manager changes and no material changes
During the period, RIM utilized a positioning strategy to control	to the Fund’s structure during the fiscal year.
Fund-level exposures and risks through the purchase of a stock
portfolio. Using the output from a quantitative model, the strategy	Money Managers as of October 31,
seeks to position the portfolio to meet RIM’s overall preferred	2017	Styles
positioning with respect to Fund exposures along factor and	Ceredex Value Advisors, LLC	Mid Cap Value
	Elk Creek Partners, LLC	Mid Cap Growth
industry dimensions. The positioning strategy outperformed the	Jacobs Levy Equity Management, Inc.	Mid Cap Value/Defensive
Russell Midcap® Index for the fiscal year. Over the period, the	The views expressed in this report reflect those of the
positioning strategy was designed to provide lower volatility,	portfolio managers only through the end of the period
higher momentum, and higher profitability exposure relative to	covered by the report. These views do not necessarily
the Fund’s benchmark in order to manage Fund-level risk. From	represent the views of RIM, or any other person in RIM or
a sector perspective, the positioning strategy was underweight	any other affiliated organization. These views are subject to
financials and overweight real estate. During the fiscal year, the	change at any time based upon market conditions or other
momentum, quality, and volatility positioning was a tailwind to	events, and RIM disclaims any responsibility to update the
performance and led the strategy to outperform, while the sector	views contained herein. These views should not be relied on
exposure detracted.	as investment advice and, because investment decisions for
During the period, RIM partially equitized the Fund’s cash using	a Russell Investment Company (“RIC”) Fund are based on
index futures contracts to provide the Fund with greater market	numerous factors, should not be relied on as an indication
exposure. This had a positive impact on the Fund’s absolute	of investment decisions of any RIC Fund.
performance.

* Assumes initial investment on February 6, 2012.

** Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000®
Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

U.S. Mid Cap Equity Fund 125

Russell Investment Company
U.S. Mid Cap Equity Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,044.90	$1,019.06
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$6.29	$6.21

Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.22%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,041.00	$1,015.27
	Expenses Paid During Period*	$10.13	$10.01
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.97%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class S	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,046.00	$1,020.32
of other funds.	Expenses Paid During Period*	$5.00	$4.94

* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

126 U.S. Mid Cap Equity Fund

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U.S. Mid Cap Equity Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 94.3%			Whirlpool Corp.	2,872	471
Consumer Discretionary - 11.4%			Williams-Sonoma, Inc. (Ñ)	4,100	212
Aaron's, Inc. Class A	7,300	269	Wyndham Worldwide Corp.	2,921	312
Advance Auto Parts, Inc.	1,671	137
AMC Entertainment Holdings, Inc. Class					18,806
A(Ñ)	10,985	153
Aramark	7,283	318	Consumer Staples - 4.6%
AutoZone, Inc. (Æ)	600	354	Brown-Forman Corp. Class A - ADR	4,589	263
Brunswick Corp.	2,790	141	Brown-Forman Corp. Class B - ADR	10,796	615
Churchill Downs, Inc.	1,822	380	Bunge, Ltd.	8,721	600
Cooper-Standard Holdings, Inc. (Æ)	890	99	Clorox Co. (The)	3,821	484
Dick's Sporting Goods, Inc.	1,500	37	ConAgra Foods, Inc.	14,700	502
Domino's Pizza, Inc.	900	165	Dr Pepper Snapple Group, Inc.	21,553	1,846
DR Horton, Inc.	8,007	354	Energizer Holdings, Inc.	14,600	628
Expedia, Inc.	4,139	516	Hershey Co. (The)	2,621	278
Extended Stay America, Inc.	13,219	262	Hormel Foods Corp. (Ñ)	30,938	964
Garmin, Ltd.	4,869	276	McCormick & Co. , Inc.	200	20
Gentex Corp.	11,921	231	Molson Coors Brewing Co. Class B	3,066	248
Genuine Parts Co.	5,566	491	Pinnacle Foods, Inc.	14,755	803
Goodyear Tire & Rubber Co. (The)	3,523	108	Spectrum Brands Holdings, Inc. (Ñ)	1,536	169
Hasbro, Inc.	2,616	242	Tyson Foods, Inc. Class A	1,078	79
Hilton Worldwide Holdings, Inc.	3,100	224	US Foods Holding Corp. (Æ)	1,400	38
International Game Technology PLC	14,300	336			7,537
Interpublic Group of Cos. , Inc. (The)	27,781	534
Jack in the Box, Inc.	2,350	243	Energy - 4.5%
Lear Corp.	1,553	272	Anadarko Petroleum Corp.	13,000	642
Leggett & Platt, Inc.	3,118	147	Arch Coal, Inc. (Æ)	2,060	157
Lennar Corp. Class A	3,329	185	Cabot Oil & Gas Corp.	32,500	900
Liberty Broadband Corp. Class C(Æ)	2,613	228	Cimarex Energy Co.	2,150	251
Live Nation Entertainment, Inc. (Æ)	6,860	300	Concho Resources, Inc. (Æ)	1,849	248
LKQ Corp. (Æ)	11,725	442	Core Laboratories NV(Ñ)	5,700	569
Madison Square Garden Co. (The) Class A(Æ)	2,260	503	Energen Corp. (Æ)	5,400	279
MGM Resorts International	13,190	414	HollyFrontier Corp.	9,800	362
Michael Kors Holdings, Ltd. (Æ)	8,500	415	Marathon Petroleum Corp.	8,800	526
Mohawk Industries, Inc. (Æ)	1,203	315	National Oilwell Varco, Inc.	10,600	362
Newell Rubbermaid, Inc.	6,146	251	Noble Energy, Inc.	42,000	1,171
News Corp. Class A	22,700	310	ONEOK, Inc.	5,060	275
Norwegian Cruise Line Holdings, Ltd. (Æ)	4,400	245	QEP Resources, Inc. (Æ)	13,400	120
NVR, Inc. (Æ)	213	699	Range Resources Corp.	10,069	182
Omnicom Group, Inc.	7,948	534	Targa Resources Corp.	3,599	149
O'Reilly Automotive, Inc. (Æ)	537	114	Williams Cos. , Inc. (The)	36,200	1,033
Outfront Media, Inc.(ö)	7,400	174	World Fuel Services Corp.	7,500	209
PVH Corp.	6,863	870			7,435
Ralph Lauren Corp. Class A	3,200	286
Regal Entertainment Group Class A(Ñ)	51,800	846	Financial Services - 24.4%
Ross Stores, Inc.	8,584	545	Affiliated Managers Group, Inc.	3,900	727
Royal Caribbean Cruises, Ltd.	2,531	313	Alexandria Real Estate Equities, Inc. (ö)	754	93
Scripps Networks Interactive, Inc. Class A	3,045	254	Alliance Data Systems Corp.	991	222
Service Corp. International	839	30	American Campus Communities, Inc. (ö)	26,522	1,101
Shutterfly, Inc. (Æ)	800	34	American Equity Investment Life Holding
Signet Jewelers, Ltd. (Ñ)	2,912	191	Co.	4,500	133
Sirius XM Holdings, Inc. (Ñ)	73,492	400	American Homes 4 Rent Class A(ö)	27,356	582
Tapestry, Inc.	7,900	324	Ameriprise Financial, Inc.	690	108
Tenneco, Inc.	3,888	226	Arch Capital Group, Ltd. (Æ)	3,300	329
Thor Industries, Inc.	3,046	415	Aspen Insurance Holdings, Ltd.	10,800	463
Toll Brothers, Inc.	13,496	621	Assurant, Inc.	3,460	348
Vail Resorts, Inc.	3,777	865	Assured Guaranty, Ltd.	7,100	263
Visteon Corp. (Æ)	1,370	173	Athene Holding, Ltd. Class A(Æ)	8,743	456

See accompanying notes which are an integral part of the financial statements.

U.S. Mid Cap Equity Fund 127

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U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
AvalonBay Communities, Inc. (ö)	2,740	497	Nasdaq, Inc.	2,000	145
Axis Capital Holdings, Ltd.	9,200	500	National Retail Properties, Inc.(ö)	20,180	811
Bank of Hawaii Corp.	600	49	Northern Trust Corp.	8,865	829
BankUnited, Inc.	23,500	819	PacWest Bancorp	11,000	532
Boston Properties, Inc. (ö)	964	117	Paramount Group, Inc.(ö)	3,100	49
Brandywine Realty Trust(ö)	13,800	241	Park Hotels & Resorts, Inc.(ö)	4,500	130
Brixmor Property Group, Inc.(ö)	13,200	231	Piedmont Office Realty Trust, Inc. Class A(ö)	10,300	199
Broadridge Financial Solutions, Inc.	3,400	292	Pinnacle Financial Partners, Inc.	9,300	616
Brown & Brown, Inc.	4,700	234	Popular, Inc.	8,300	304
Camden Property Trust(ö)	4,000	365	ProAssurance Corp.	200	11
Cboe Global Markets, Inc.	2,787	315	Progressive Corp. (The)	28,500	1,387
CBRE Group, Inc. Class A(Æ)	12,475	490	Prologis, Inc. (ö)	2,966	192
Citizens Financial Group, Inc.	8,100	308	Prudential Financial, Inc.	2,270	251
Columbia Property Trust, Inc. (ö)	12,900	285	Raymond James Financial, Inc.	6,461	548
Comerica, Inc.	5,100	401	Realty Income Corp. (ö)	1,722	92
Commerce Bancshares, Inc.	3,600	209	Reinsurance Group of America, Inc. Class A	5,199	777
Cousins Properties, Inc. (ö)	79,300	715	Retail Opportunity Investments Corp.(ö)	46,500	836
DCT Industrial Trust, Inc. (ö)	1,427	83	Retail Properties of America, Inc. Class A(ö)	16,500	202
DDR Corp.(ö)	12,000	92	Santander Consumer USA Holdings, Inc. (Æ)	4,700	78
Digital Realty Trust, Inc. (ö)	1,086	129	SBA Communications Corp.(Æ)(ö)	6,472	1,018
Douglas Emmett, Inc. (ö)	4,592	183	Signature Bank(Æ)	4,345	565
Duke Realty Corp. (ö)	3,214	92	SL Green Realty Corp. (ö)	3,502	335
Dun & Bradstreet Corp. (The)	1,920	224	Sun Communities, Inc. (ö)	920	83
E*Trade Financial Corp. (Æ)	9,900	432	SunTrust Banks, Inc.	8,900	536
East West Bancorp, Inc.	4,500	269	Synchrony Financial	25,300	825
EPR Properties(ö)	947	66	Synovus Financial Corp.	8,900	417
Equity LifeStyle Properties, Inc. Class A(ö)	959	85	Taubman Centers, Inc.(ö)	20,200	954
Equity Residential(ö)	1,600	108	TCF Financial Corp.	12,600	230
Essex Property Trust, Inc. (ö)	2,046	537	Torchmark Corp.	4,849	408
FactSet Research Systems, Inc.	190	36	UDR, Inc. (ö)	1,373	53
Federal Realty Investment Trust(ö)	265	32	Validus Holdings, Ltd.	3,300	172
First Data Corp. Class A(Æ)	14,711	262	Vantiv, Inc. Class A(Æ)	5,731	401
First Republic Bank	9,200	896	Ventas, Inc. (ö)	2,070	130
Fiserv, Inc. (Æ)	3,780	489	Vornado Realty Trust(ö)	1,900	142
Green Dot Corp. Class A(Æ)	600	34	Voya Financial, Inc.	14,010	563
Hanover Insurance Group, Inc. (The)	3,700	364	Welltower, Inc. (ö)	2,078	139
Hartford Financial Services Group, Inc.	20,900	1,150	Western Union Co. (The)	2,026	40
HCP, Inc.(ö)	8,700	225	WEX, Inc. (Æ)	2,014	249
Healthcare Trust of America, Inc. Class A(ö)	849	26	Weyerhaeuser Co. (ö)	20,562	739
Highwoods Properties, Inc. (ö)	1,456	74	White Mountains Insurance Group, Ltd.	314	279
Host Hotels & Resorts, Inc. (ö)	12,017	235	Willis Towers Watson PLC(Æ)	2,898	467
Invitation Homes, Inc. (ö)	20,200	456	WP Carey, Inc. (ö)	1,235	84
Iron Mountain, Inc.(ö)	2,517	101	WR Berkley Corp.	3,400	233
Jack Henry & Associates, Inc.	2,380	262	XL Group, Ltd.	13,400	542
Kilroy Realty Corp.(ö)	1,116	79	Zions Bancorporation	6,400	297
Lazard, Ltd. Class A	384	18			40,106
Leucadia National Corp.	6,618	167
Liberty Property Trust(ö)	1,936	83	Health Care - 9.8%
Life Storage, Inc. (Æ)	6,500	525	Abiomed, Inc. (Æ)	144	28
LPL Financial Holdings, Inc.	600	30	Agilent Technologies, Inc.	1,379	94
M&T Bank Corp.	5,790	966	Alexion Pharmaceuticals, Inc. (Æ)	3,271	391
Macerich Co. (The)(ö)	5,800	317	Allscripts Healthcare Solutions, Inc. (Æ)	19,800	267
Markel Corp. (Æ)	24	26	AmerisourceBergen Corp. Class A	18,747	1,443
MarketAxess Holdings, Inc.	567	99	Anthem, Inc. (Æ)	950	199
MB Financial, Inc.	24,700	1,134	BioMarin Pharmaceutical, Inc. (Æ)	4,737	389
Medical Properties Trust, Inc.(ö)	63,200	836	Cardinal Health, Inc.	6,400	396
Mid-America Apartment Communities, Inc.			Centene Corp. (Æ)	8,150	764
(ö)	984	101	Cerner Corp. (Æ)	4,800	324

See accompanying notes which are an integral part of the financial statements.

128 U.S. Mid Cap Equity Fund

Russell Investment Company
U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
CR Bard, Inc.	455	149	Producer Durables - 13.9%
DaVita HealthCare Partners, Inc. (Æ)	4,444	270	AECOM(Æ)	8,500	298
Dentsply Sirona, Inc.	4,624	282	AGCO Corp.	10,501	720
Edwards Lifesciences Corp. (Æ)	866	89	Alaska Air Group, Inc.	10,900	721
Endo International PLC(Æ)	21,800	139	Allegion PLC	3,424	286
Exact Sciences Corp. (Æ)	11,911	655	Allison Transmission Holdings, Inc. Class A	5,679	241
Express Scripts Holding Co. (Æ)	1,900	116	American Airlines Group, Inc.	4,823	226
Henry Schein, Inc. (Æ)	3,832	301	Ametek, Inc.	4,288	289
Hologic, Inc. (Æ)	3,472	131	AO Smith Corp.	17,605	1,042
Humana, Inc.	3,770	963	Avery Dennison Corp.	3,400	361
Laboratory Corp. of America Holdings(Æ)	2,689	413	Carlisle Cos. , Inc.	3,765	414
Mallinckrodt PLC(Æ)	6,100	193	CH Robinson Worldwide, Inc. (Ñ)	1,216	95
McKesson Corp.	1,190	164	Colfax Corp. (Æ)	3,600	150
Medicines Co. (The)(Æ)(Ñ)	11,930	343	Copart, Inc. (Æ)	5,800	210
NuVasive, Inc. (Æ)	4,407	250	CoStar Group, Inc. (Æ)	1,234	365
Pacira Pharmaceuticals, Inc. (Æ)	11,117	356	Crane Co.	2,828	235
PerkinElmer, Inc.	6,248	452	Cummins, Inc.	2,500	442
Perrigo Co. PLC	10,400	843	Delphi Automotive PLC	1,022	102
Qiagen NV(Æ)	4,021	136	Donaldson Co. , Inc.	5,000	236
Quest Diagnostics, Inc.	4,893	458	Dycom Industries, Inc. (Æ)	3,726	327
Quintiles Transnational Holdings, Inc. (Æ)	2,803	303	EMCOR Group, Inc.	3,800	306
Sarepta Therapeutics, Inc. (Æ)	12,234	603	Expeditors International of Washington, Inc.	9,674	564
Varian Medical Systems, Inc. (Æ)	4,651	484	Fluor Corp.	8,290	357
Vertex Pharmaceuticals, Inc. (Æ)	3,905	571	Genpact, Ltd.	11,654	355
WellCare Health Plans, Inc. (Æ)	3,238	640	Hubbell, Inc. Class B	3,900	491
West Pharmaceutical Services, Inc.	2,810	285	IDEX Corp.	1,460	187
Wright Medical Group NV(Æ)	16,451	431	Jacobs Engineering Group, Inc.	5,700	332
Zimmer Biomet Holdings, Inc.	11,450	1,394	JB Hunt Transport Services, Inc.	6,217	661
Zoetis, Inc. Class A	5,636	360	JetBlue Airways Corp. (Æ)	14,731	282
		16,069	Korn/Ferry International	7,626	319
			L3 Technologies, Inc.	2,460	460
Materials and Processing - 6.5%			Landstar System, Inc.	2,400	237
Acuity Brands, Inc. (Ñ)	4,800	803	Macquarie Infrastructure Corp.	14,600	1,016
Air Products & Chemicals, Inc.	3,000	478	ManpowerGroup, Inc.	5,400	667
Albemarle Corp.	2,497	352	MAXIMUS, Inc.	12,790	850
AptarGroup, Inc.	1,600	139	Mettler-Toledo International, Inc. (Æ)	927	633
Ashland Global Holdings, Inc.	4,400	299	Old Dominion Freight Line, Inc.	2,018	244
Beacon Roofing Supply, Inc. (Æ)	6,251	346	On Assignment, Inc. (Æ)	4,839	296
Bemis Co. , Inc.	8,500	383	Orbital ATK, Inc.	1,700	226
Berry Plastics Group, Inc. (Æ)	4,843	288	Oshkosh Corp.	3,120	286
Chemours Co. (The)	5,719	324	Paychex, Inc.	4,916	314
Crown Holdings, Inc. (Æ)	6,978	419	Quanta Services, Inc. (Æ)	8,000	302
Eastman Chemical Co.	5,131	466	Republic Services, Inc. Class A	728	47
International Flavors & Fragrances, Inc.	2,460	363	Robert Half International, Inc.	3,920	203
Lennox International, Inc.	521	100	Rockwell Automation, Inc.	2,500	502
Martin Marietta Materials, Inc.	7,490	1,625	Rockwell Collins, Inc.	4,130	560
NewMarket Corp.	1,060	424	Rush Enterprises, Inc. Class A(Æ)	2,300	117
Nucor Corp.	4,960	287	Ryder System, Inc.	3,800	308
Owens Corning	9,158	757	Schneider National, Inc. Class B(Ñ)	15,800	414
Reliance Steel & Aluminum Co.	1,607	123	Snap-on, Inc.	2,335	368
RPM International, Inc.	16,600	885	Stanley Black & Decker, Inc.	2,270	367
Sealed Air Corp.	11,400	504	Terex Corp.	5,700	269
Valmont Industries, Inc.	1,200	191	Textron, Inc.	8,400	443
Valvoline, Inc.	27,900	670	Toro Co. (The)	7,758	487
Watsco, Inc.	450	75	Trimble Navigation, Ltd. (Æ)	10,087	412
WestRock Co.	5,001	307	United Continental Holdings, Inc. (Æ)	1,307	76
			United Rentals, Inc. (Æ)	1,205	170
		10,608	Verisk Analytics, Inc. Class A(Æ)	907	77

See accompanying notes which are an integral part of the financial statements.

U.S. Mid Cap Equity Fund 129

Russell Investment Company
U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($) or	Value			Amount ($) or		Value
	Shares	$			Shares		$
WageWorks, Inc. (Æ)	7,543	481		Twitter, Inc. (Æ)	17,500		361
Werner Enterprises, Inc.	4,100	146		Tyler Technologies, Inc. (Æ)	433		77
WESCO International, Inc. (Æ)	4,200	265		Verint Systems, Inc. (Æ)	6,800		287
XPO Logistics, Inc. (Æ)(Ñ)	7,792	540		Viavi Solutions, Inc. Class W(Æ)	51,900		482
Xylem, Inc.	7,600	506		Western Digital Corp.	13,200		1,178
		22,903		Zynga, Inc. Class A(Æ)	95,100		371
							19,131
Technology - 11.6%
Amphenol Corp. Class A	2,806	244		Utilities - 7.6%
Analog Devices, Inc.	7,350	671		Ameren Corp.	2,800		174
Ansys, Inc. (Æ)	1,254	172		American Water Works Co. , Inc.	9,200		807
Arista Networks, Inc. (Æ)	1,615	323		Aqua America, Inc.	6,300		224
ARRIS International PLC(Æ)	10,190	290		Atmos Energy Corp.	4,700		410
Arrow Electronics, Inc. (Æ)	4,500	376		CMS Energy Corp.	27,700		1,340
Avnet, Inc.	5,000	199		Consolidated Edison, Inc.	1,400		120
Benchmark Electronics, Inc. (Æ)	3,690	114		DTE Energy Co.	2,400		265
Black Knight, Inc. (Æ)	7,043	319		Edison International	12,400		992
CA, Inc.	10,006	324		Entergy Corp.	500		43
Cadence Design Systems, Inc. (Æ)	15,300	660		Eversource Energy	4,600		288
CDK Global, Inc.	2,087	133		FirstEnergy Corp.	26,200		863
Ciena Corp. (Æ)	3,000	64		Great Plains Energy, Inc.	26,900		883
Cirrus Logic, Inc. (Æ)	3,600	202		Hawaiian Electric Industries, Inc.	13,500		492
Citrix Systems, Inc. (Æ)	3,210	265		Level 3 Communications, Inc. (Æ)	1,142		61
Cognex Corp.	2,592	319		NiSource, Inc.	23,300		614
Coherent, Inc. (Æ)	1,409	370		Pinnacle West Capital Corp.	5,800		509
CommVault Systems, Inc. (Æ)	600	31		PPL Corp.	21,100		793
CSRA, Inc.	8,174	261		Public Service Enterprise Group, Inc.	9,700		477
Cypress Semiconductor Corp.	43,600	691		SCANA Corp.	17,500		755
Dolby Laboratories, Inc. Class A	2,700	156		Sempra Energy	3,920		461
F5 Networks, Inc. (Æ)	3,033	368		Telephone & Data Systems, Inc.	6,000		175
FireEye, Inc. (Æ)(Ñ)	5,800	98		US Cellular Corp. (Æ)	3,600		132
Gartner, Inc. (Æ)	2,403	301		Vistra Energy Corp. (Ñ)	4,913		96
GoDaddy, Inc. Class A(Æ)(Ñ)	8,826	412		Westar Energy, Inc. Class A	2,600		139
Harris Corp.	3,182	443		Xcel Energy, Inc.	19,900		985
Hewlett Packard Enterprise Co.	1,800	25		Zayo Group Holdings, Inc. (Æ)	9,349		337
Imperva, Inc. (Æ)	700	30					12,435
Infinera Corp. (Æ)(Ñ)	32,384	271

Insight Enterprises, Inc. (Æ)	4,500	203		Total Common Stocks
InterXion Holding NV(Æ)	14,715	787
IPG Photonics Corp. (Æ)	946	201		(cost $137,313)			155,030
Jabil Circuit, Inc.	9,800	277
Juniper Networks, Inc.	19,400	482		Short-Term Investments - 5.6%
KLA-Tencor Corp.	3,137	342		U. S. Cash Management Fund(@)	9,293,268	(8)	9,294
Lam Research Corp.	739	154		Total Short-Term Investments
Leidos Holdings, Inc.	4,314	270		(cost $9,294)			9,294
LogMeIn, Inc.	6,400	775
Marvell Technology Group, Ltd.	23,400	432		Other Securities - 3.2%
Maxim Integrated Products, Inc.	8,598	452		U. S. Cash Collateral Fund(×)(@)	5,228,581	(8)	5,229
Motorola Solutions, Inc.	11,900	1,078		Total Other Securities
NetApp, Inc.	12,077	536		(cost $5,229)			5,229
Plantronics, Inc.	2,100	95
Proofpoint, Inc. (Æ)	2,444	226
Red Hat, Inc. (Æ)	530	64		Total Investments 103.1%
Skyworks Solutions, Inc.	5,826	663		(identified cost $151,836)			169,553
Synchronoss Technologies, Inc. (Æ)(Ñ)	40,658	461
Synopsys, Inc. (Æ)	4,898	424		Other Assets and Liabilities, Net
Tableau Software, Inc. Class A(Æ)	300	24	-	(3.1%)			(5,120)
Tech Data Corp. (Æ)	3,200	297		Net Assets - 100.0%			164,433

See accompanying notes which are an integral part of the financial statements.

130 U.S. Mid Cap Equity Fund

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U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts
Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
			Number of	Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$
Long Positions
S&P Mid 400 E-Mini Index Futures			35	USD	6,419	12/17	336
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							336

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$18,806	$—	$—		$—	$18,806	11.4
Consumer Staples	7,537	—	—		—	7,537	4.6
Energy	7,435	—	—		—	7,435	4.5
Financial Services	40,106	—	—		—	40,106	24.4
Health Care	16,069	—	—		—	16,069	9.8
Materials and Processing	10,608	—	—		—	10,608	6.5
Producer Durables	22,903	—	—		—	22,903	13.9
Technology	19,131	—	—		—	19,131	11.6
Utilities	12,435	—	—		—	12,435	7.6
Short-Term Investments	—	—	—		9,294	9,294	5.6
Other Securities	—	—	—		5,229	5,229	3.2
Total Investments	155,030	—	—		14,523	169,553	103.1
Other Assets and Liabilities, Net							(3.1)
							100.0
Other Financial Instruments
Assets
Futures Contracts	336	—	—		—	336	0.2

Total Other Financial Instruments*	$336	$—	$—		$—	$336

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

U.S. Mid Cap Equity Fund 131

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U.S. Mid Cap Equity Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$336

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,213

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$450

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

132 U.S. Mid Cap Equity Fund

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U.S. Mid Cap Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
				Amounts	of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value		$5,155	$—	$5,155
Futures Contracts	Variation margin on futures contracts		32	—	32
Total Financial and Derivative Assets			5,187	—	5,187
Financial and Derivative Assets not subject to a netting agreement			(32)	—	(32)
Total Financial and Derivative Assets subject to a netting agreement			$5,155	$—	$5,155

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
				Liabilities

		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Barclays		$828	$—	$828	$—
Citigroup		355	—	355	—
Credit Suisse		93	—	93	—
Goldman Sachs		1,370	—	1,370	—
HSBC		403	—	403	—
Merrill Lynch		2,106	—	2,106	—
Total		$5,155	$—	$5,155	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

U.S. Mid Cap Equity Fund 133

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U.S. Mid Cap Equity Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$151,836
Investments, at fair value(*)(>)	169,553
Cash (restricted)(a)	542
Receivables:
Dividends and interest	65
Dividends from affiliated funds	9
Investments sold	546
Fund shares sold	144
Variation margin on futures contracts	32
Total assets	170,891

Liabilities
Payables:
Investments purchased	923
Fund shares redeemed	72
Accrued fees to affiliates	147
Other accrued expenses	87
Payable upon return of securities loaned	5,229
Total liabilities	6,458

Net Assets	$164,433

See accompanying notes which are an integral part of the financial statements.

134 U.S. Mid Cap Equity Fund

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U.S. Mid Cap Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$27
Accumulated net realized gain (loss)	14,269
Unrealized appreciation (depreciation) on:
Investments	17,717
Investments in affiliated funds .	- **
Futures contracts	336
Shares of beneficial interest	131
Additional paid-in capital	131,953
Net Assets	$164,433

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.56
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$13.33
Class A — Net assets	$5,801,628
Class A — Shares outstanding ($. 01 par value)	461,964
Net asset value per share: Class C(#)	$12.19
Class C — Net assets	$2,858,843
Class C — Shares outstanding ($. 01 par value)	234,525
Net asset value per share: Class S(#)	$12.60
Class S — Net assets	$155,772,360
Class S — Shares outstanding ($. 01 par value)	12,359,999
Amounts in thousands
(*) Securities on loan included in investments	$5,155
(>) Investments in affiliates, U. S. Cash Management Fund and U. S. Cash Collateral Fund	$14,523

(a) Cash Collateral for Futures	$542
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
** Less than $500.

See accompanying notes which are an integral part of the financial statements.

U.S. Mid Cap Equity Fund 135

Russell Investment Company
U.S. Mid Cap Equity Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$2,234
Dividends from affiliated funds	87
Securities lending income (net)	1
Securities lending income from affiliated funds (net)	44
Total investment income	2,366

Expenses
Advisory fees	1,274
Administrative fees	77
Custodian fees	105
Distribution fees - Class A	14
Distribution fees - Class C	22
Transfer agent fees - Class A	11
Transfer agent fees - Class C	6
Transfer agent fees - Class S	302
Professional fees	64
Registration fees	54
Shareholder servicing fees - Class C	7
Trustees’ fees	5
Printing fees	23
Miscellaneous	17
Expenses before reductions	1,981
Expense reductions	(393)
Net expenses	1,588
Net investment income (loss)	778

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	14,706
Investments in affiliated funds	1
Futures contracts	1,213
Net realized gain (loss)	15,920
Net change in unrealized appreciation (depreciation) on:
Investments	11,426
Investments in affiliated funds	(1)
Futures contracts	450
Net change in unrealized appreciation (depreciation)	11,875
Net realized and unrealized gain (loss)	27,795
Net Increase (Decrease) in Net Assets from Operations	$28,573

See accompanying notes which are an integral part of the financial statements.

136 U.S. Mid Cap Equity Fund

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U.S. Mid Cap Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$778	$1,577
Net realized gain (loss)	15,920	5,527
Net change in unrealized appreciation (depreciation)	11,875	(1,495)
Net increase (decrease) in net assets from operations	28,573	5,609

Distributions
From net investment income
Class A	(18)	(38)
Class C	(1)	(2)
Class S	(860)	(1,600)
From net realized gain
Class A	(204)	(721)
Class C	(113)	(398)
Class S	(5,599)	(25,227)
Net decrease in net assets from distributions	(6,795)	(27,986)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(5,975)	(32,858)
Total Net Increase (Decrease) in Net Assets	15,803	(55,235)

Net Assets
Beginning of period	148,630	203,865
End of period	$164,433	$148,630
Undistributed (overdistributed) net investment income included in net assets	$27	$101

See accompanying notes which are an integral part of the financial statements.

U.S. Mid Cap Equity Fund 137

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U.S. Mid Cap Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	92	$1,100	117	$1,293
Proceeds from reinvestment of distributions	19	222	73	750
Payments for shares redeemed	(102)	(1,229)	(159)	(1,701)
Net increase (decrease)	9	93	31	342
Class C
Proceeds from shares sold	39	457	80	822
Proceeds from reinvestment of distributions	10	114	39	398
Payments for shares redeemed	(76)	(889)	(94)	(976)
Net increase (decrease)	(27)	(318)	25	244
Class S
Proceeds from shares sold	1,793	21,579	2,707	28,727
Proceeds from reinvestment of distributions	559	6,459	2,238	23,128
Payments for shares redeemed	(2,825)	(33,788)	(7,769)	(85,299)
Net increase (decrease)	(473)	(5,750)	(2,824)	(33,444)
Total increase (decrease)	(491)	$(5,975)	(2,768)	$(32,858)

See accompanying notes which are an integral part of the financial statements.

138 U.S. Mid Cap Equity Fund

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Russell Investment Company
U.S. Mid Cap Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	10.94	. 03	2.08	2.11	(. 04)	(. 45)
October 31, 2016	12.47	. 07	. 18	. 25	(. 09)	(1.69)
October 31, 2015	13.27	. 03	. 29	. 32	(. 04)	(1.08)
October 31, 2014	13.26	. 01	1.46	1.47	(. 03)	(1.43)
October 31, 2013	9.89	. 01	3.40	3.41	(. 04)	—

Class C
October 31, 2017	10.68	(. 06)	2.02	1.96	—(f)	(. 45)
October 31, 2016	12.22	(. 01)	. 17	. 16	(. 01)	(1.69)
October 31, 2015	13.08	(. 06)	. 28	. 22	—	(1.08)
October 31, 2014	13.16	(. 09)	1.44	1.35	—	(1.43)
October 31, 2013	9.86	(. 07)	3.39	3.32	(. 02)	—

Class S
October 31, 2017	10.98	. 06	2.08	2.14	(. 07)	(. 45)
October 31, 2016	12.50	. 10	. 18	. 28	(. 11)	(1.69)
October 31, 2015	13.30	. 07	. 28	. 35	(. 07)	(1.08)
October 31, 2014	13.29	. 04	1.45	1.49	(. 05)	(1.43)
October 31, 2013	9.90	. 06	3.39	3.45	(. 06)	—

See accompanying notes which are an integral part of the financial statements.

140 U.S. Mid Cap Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(. 49)	12.56	19.67	5,802	1.47	1.22	. 26	96
(1.78)	10.94	2.94	4,956	1.47	1.22	. 68	127
(1.12)	12.47	2.29	5,259	1.40	1.22	. 26	120
(1.46)	13.27	12.05	4,560	1.42	1.22	. 07	96
(. 04)	13.26	34.59	2,896	1.44	1.22	. 11	122

(. 45)	12.19	18.75	2,859	2.22	1.97	(. 48)	96
(1.70)	10.68	2.19	2,790	2.22	1.97	(. 08)	127
(1.08)	12.22	1.52	2,882	2.15	1.97	(. 49)	120
(1.43)	13.08	11.18	1,968	2.17	1.97	(. 70)	96
(. 02)	13.16	33.67	672	2.19	1.97	(. 63)	122

(. 52)	12.60	19.89	155,772	1.22	. 97	. 52	96
(1.80)	10.98	3.26	140,884	1.22	. 97	. 92	127
(1.15)	12.50	2.53	195,724	1.15	. 97	. 51	120
(1.48)	13.30	12.28	197,354	1.17	. 97	. 33	96
(. 06)	13.29	34.87	163,367	1.19	. 97	. 47	122

See accompanying notes which are an integral part of the financial statements.

U.S. Mid Cap Equity Fund 141

Russell Investment Company
U.S. Mid Cap Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$107,868
Administration fees	6,711
Distribution fees	3,080
Shareholder servicing fees	615
Transfer agent fees	27,899
Trustee fees	735
$146,908

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Collateral Fund	$3,633	$46,628	$45,032	$—	$—	$5,229	$44	$—
U. S. Cash Management Fund	5,629	53,677	50,012	1	(1)	9,294	87	—
	$9,262	$100,305	$95,044	$1	$(1)	$14,523	$131	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$153,146,485
Unrealized Appreciation	$21,415,063
Unrealized Depreciation	(5,008,654)
Net Unrealized Appreciation (Depreciation)	$16,406,409
Undistributed Ordinary Income	$6,166,433
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$9,776,846
Tax Composition of Distributions
Ordinary Income	$2,121,646
Long-Term Capital Gains	$4,674,467

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$27
Accumulated net realized gain (loss)	(28)
Additional paid-in capital	1

See accompanying notes which are an integral part of the financial statements.

142 U.S. Mid Cap Equity Fund

Russell Investment Company
U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

U. S. Small Cap Equity Fund - Class A‡			U. S. Small Cap Equity Fund - Class S‡‡‡‡‡
	Total			Total
	Return			Return
1 Year	18.88%		1 Year	26.51%
5 Years	12.84	%§	5 Years	14.47	%§
10 Years	5.24	%§	10 Years	6.12	%§

U. S. Small Cap Equity Fund - Class C‡‡			U. S. Small Cap Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	25.19%		1 Year	26.74%
5 Years	13.33	%§	5 Years	14.69	%§
			10 Years	6.31	%§
10 Years	5.13	%§

			Russell 2000® Index**
U. S. Small Cap Equity Fund - Class E
				Total
	Total			Return
	Return		1 Year	27.85%
1 Year	26.14%		5 Years	14.49	%§
5 Years	14.19	%§	10 Years	7.63	%§
10 Years	5.89	%§
			U. S. Small Cap Equity Linked Benchmark***
U. S. Small Cap Equity Fund - Class M‡‡‡				Total
	Total			Return
	Return		1 Year	27.85%
1 Year	26.58%		5 Years	14.49	%§
5 Years	14.49	%§	10 Years	7.96	%§
10 Years	6.12	%§

U. S. Small Cap Equity Fund - Class R6‡‡‡‡
	Total
	Return
1 Year	26.69%
5 Years	14.68	%§
10 Years	6.30	%§

U.S. Small Cap Equity Fund 143

Russell Investment Company
U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The U. S. Small Cap Equity Fund (the “Fund”) employs a multi-	price momentum underperformed as investors rotated out of
manager approach whereby portions of the Fund are allocated to	high yielding defensive stocks that had been in favor for much
different money manager strategies. Fund assets not allocated to	of the prior two years. After the fourth quarter of 2016 closed
money managers are managed by Russell Investment Management,	out a strong year for small cap value stocks, investor sentiment
LLC (“RIM”), the Fund’s advisor. RIM may change the allocation	rotated strongly in early 2017 toward high growth and larger cap
of the Fund’s assets among money managers at any time. An	companies. The leadership of less profitable growth companies
exemptive order from the Securities and Exchange Commission	concentrated in the technology and health care sectors continued
(“SEC”) permits RIM to engage or terminate a money manager	for the majority of 2017 as earnings growth of these companies
at any time, subject to approval by the Fund’s Board, without a	was boosted by exposure to international markets and a weaker
shareholder vote. Pursuant to the terms of the exemptive order,	U. S. dollar.
the Fund is required to notify its shareholders within 90 days of
when a money manager begins providing services. As of October	How did the investment strategies and techniques employed
31, 2017, the Fund had eight money managers.	by the Fund and its money managers affect its benchmark-
relative performance?
What is the Fund’s investment objective?	Over the period, the Fund maintained exposure to small and
The Fund seeks to provide long term capital growth.	micro capitalization stocks trading at discounted valuations as

How did the Fund perform relative to its benchmark for the	well as companies with higher quality characteristics such as
fiscal year ended October 31, 2017?	lower financial leverage and higher returns-on-equity. Within the U. S. small cap market, a preference for value over growth
For the fiscal year ended October 31, 2017, the Fund’s Class A,	stocks negatively impacted benchmark relative performance
Class C, Class E, Class M, Class R6, Class S and Class Y Shares	given rotation away from this factor in early 2017. The Fund’s
gained 26.15%, 25.19%, 26.14%, 26.58%, 26.69%, 26.51%, and	quality positioning modestly added value as companies with
26.74%, respectively. This is compared to the Fund’s benchmark,	low financial leverage outperformed. The capitalization tilt also
the Russell 2000® Index, which gained 27.85% during the same	added value and offset further negative performance due to small
period. The Fund’s performance includes operating expenses,	capitalization stocks outperforming in late 2016.
whereas index returns are unmanaged and do not include
expenses of any kind. For Share Classes with inception dates after	From a sector standpoint, the expectation for a slow growth U. S.
November 1, 2016, annual returns reflect the returns of other	economic environment led to the Fund’s overweight in sectors such
Share Classes of the Fund for the period prior to inception. Please	as financials and industrials. The Fund remained underweight the
refer to the footnotes at the end of the Portfolio Management	highly volatile biotechnology industry as well as sectors that are
Discussion and Analysis, as applicable.	traditionally considered to be interest rate sensitive such as real estate and utilities. The Fund’s interest rate sensitive positioning
For the fiscal year ended October 31, 2017, the Morningstar®	positively impacted Fund performance, while the underweight to
Small Blend Category, a group of funds that Morningstar considers	biotechnology detracted. Underperforming holdings within the
to have investment strategies similar to those of the Fund, gained	health care and consumer discretionary sectors also adversely
24.86%. This result serves as a peer comparison and is expressed	impacted returns.
net of operating expenses.
The Fund employs discretionary money managers. The Fund’s
RIM may assign a money manager a specific style or	discretionary money managers select the individual portfolio
capitalization benchmark other than the Fund’s index. However,	securities for the assets assigned to them. RIM manages the
the Fund’s primary index remains the benchmark for the Fund	portion of the Fund’s assets that RIM determines not to allocate
and is representative of the aggregate of each money manager’s	to the money managers. Assets not allocated to managers include
benchmark index.	the Fund’s cash balances and assets which may be managed
How did the market conditions described in the Market	directly by RIM to effect the Fund’s investment strategies and/or
Summary report affect the Fund’s performance?	to actively manage the Fund’s overall portfolio characteristics to
The fiscal year ended October 31, 2017 saw the Fund underperform	seek to achieve the desired risk/return profile for the Fund.
the Russell 2000® Index. During the last two months of 2016,	With respect to certain of the Fund’s money managers, Timpani
which coincided with the U. S. presidential election results, the	Capital Management LLC was the best performing money manager
U. S. equity market rallied strongly and was led by cyclical small	for the fiscal year and outperformed the Russell 2000® Growth
cap value stocks expected to benefit from fiscal stimulus and	Index. Stock selection within the technology and consumer
increasing interest rates. During this period, stocks with high	discretionary sectors was a positive contributor. A preference

144 U.S. Small Cap Equity Fund

Russell Investment Company
U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

for holdings with higher price momentum and lower profitability	These changes were driven by RIM’s higher confidence in the
(return-on-equity) also added value.	prospective excess return potential of Falcon Point in the
Boston Partners Global Investors, Inc. faced the strongest	microcap and momentum growth substyles.
headwinds over the fiscal year and underperformed the Russell	In August 2017, RIM terminated Cardinal Capital Management,
2000® Value Index. Underperforming holdings within the energy	LLC, which ran a value mandate, and converted Boston Partner
and health care sectors were the primary detractor over the	Global Investors, Inc. ’s mandate to a blend of micro and small
period. A tilt towards the energy sector also negatively impacted	cap value securities. These changes were made to improve
performance.	structural diversification in the Fund due to the historically
During the period, RIM utilized a positioning strategy to control	lower correlation of Boston Partners’ blended mandate with the
Fund-level exposures and risks through the purchase of a stock	remaining managers in the Fund.
portfolio. Using the output from a quantitative model, the strategy	Money Managers as of October 31,
seeks to position the portfolio to meet RIM’s overall preferred	2017	Styles
positioning with respect to Fund exposures along factor and	Ancora Advisors, LLC	Small Cap Core
industry dimensions. The positioning strategy outperformed the	Boston Partners Global Investors, Inc.	Small Cap Value
Russell 2000® Index for the fiscal year. The Fund’s positioning	Copeland Capital Management LLC	Small Cap Dividend
strategy provided the desired exposure to higher value (overweight		Growth
stocks with lower valuations than the benchmark), higher quality	DePrince, Race & Zollo, Inc.	Small Cap Value
(overweight stocks with lower debt and higher profitability),	Falcon Point Capital, LLC	Small Cap Growth
	Jacobs Levy Equity Management, Inc.	Small Cap Value/
and higher momentum stocks. From a sector perspective, the		Defensive
positioning strategy was overweight health care and underweight	PENN Capital Management Company, Inc.	Micro Cap/Small Cap
energy. During the fiscal year, the momentum, quality, and sector		Core
positioning was a tailwind to performance and led the strategy to	Timpani Capital Management LLC	Small Cap Growth
outperform, while the value exposure detracted.	The views expressed in this report reflect those of the
During the period, RIM partially equitized the Fund’s cash using	portfolio managers only through the end of the period
index futures contracts to provide the Fund with greater market	covered by the report. These views do not necessarily
exposure. This had a positive impact on the Fund’s absolute	represent the views of RIM, or any other person in RIM or
performance.	any other affiliated organization. These views are subject to change at any time based upon market conditions or other
Describe any changes to the Fund’s structure or the money	events, and RIM disclaims any responsibility to update the
manager line-up.	views contained herein. These views should not be relied on
In March 2017, RIM terminated EAM Investors, LLC, which ran	as investment advice and, because investment decisions for
a microcap growth mandate, and converted Falcon Point Capital,	a Russell Investment Company (“RIC”) Fund are based on
LLC’s mandate to blend of micro and small cap growth securities.	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

U.S. Small Cap Equity Fund 145

Russell Investment Company
U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000®
Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

*** The U.S. Small Cap Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The U.S. Small Cap Equity Linked Benchmark represents the returns of the Russell 2500TM Index through December 31, 2011 and the returns of the Russell 2000® Index thereafter.

‡ The Fund first issued Class A Shares on September 2, 2008.  The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E
Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008.  The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares.  Had they done so, the returns shown for those periods would have been lower.  Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares are the returns of the Fund’s Class S Shares for the periods
September 2, 2008 through March 16, 2017. The returns shown prior to September 2, 2008 are the returns of the Fund’s Class I Shares. Class M Shares will have substantially similar annual returns as the Class S and Class I Shares because the Shares of each Class are invested in the same portfolio of securities.
Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S and Class I Shares. Class I
Shares are no longer offered and were reclassified as S Shares on August 18, 2017.

‡‡‡‡ The Fund first issued Class R6 Shares on March 1, 2016.  The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y
Shares.  Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y
Shares.

‡‡‡‡‡ The Fund first issued Class S Shares on September 2, 2008.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares. Class I
Shares are no longer offered and were reclassified as S Shares on August 18, 2017.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

146 U.S. Small Cap Equity Fund

Russell Investment Company
U.S. Small Cap Equity Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,075.20	$1,018.95
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$6.49	$6.31
Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) .
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2017	$1,070.90	$1,015.17
the expenses you paid on your account during this period.	Expenses Paid During Period*	$10.39	$10.11

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 1.99%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period) .
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2017	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
	October 31, 2017	$1,075.10	$1,018.95
funds. To do so, compare this 5% hypothetical example with the	Expenses Paid During Period*	$6.49	$6.31
5% hypothetical examples that appear in the shareholder reports
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) .

U.S. Small Cap Equity Fund 147

Russell Investment Company
U.S. Small Cap Equity Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,077.40	$1,020.87
Expenses Paid During Period*	$4.50	$4.38

* Expenses are equal to the Fund's annualized expense ratio of 0.86%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R6	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,077.40	$1,021.02
Expenses Paid During Period*	$4.35	$4.23

* Expenses are equal to the Fund's annualized expense ratio of 0.83%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,076.80	$1,020.47
Expenses Paid During Period*	$4.92	$4.79

* Expenses are equal to the Fund's annualized expense ratio of 0.94%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,077.70	$1,021.22
Expenses Paid During Period*	$4.14	$4.02

* Expenses are equal to the Fund's annualized expense ratio of 0.79%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) .

148 U.S. Small Cap Equity Fund

Russell Investment Company
U.S. Small Cap Equity Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Common Stocks - 94.4%			Ethan Allen Interiors, Inc.	26,944	802
Consumer Discretionary - 13.4%			EVINE Live, Inc. (Æ)	372,400	428
2U, Inc. (Æ)(Ñ)	34,429	2,191	EW Scripps Co. (The) Class A(Æ)	50,931	883
Aaron's, Inc. Class A	71,284	2,623	Express, Inc. (Æ)(Ñ)	36,700	248
Acushnet Holdings Corp. (Ñ)	149,645	2,764	First Cash Financial Services, Inc.	35,447	2,263
Adtalem Global Education, Inc. (Æ)	25,383	938	Fitbit, Inc. Class A(Æ)(Ñ)	52,700	324
AH Belo Corp. Class A	110,492	536	Five Below, Inc. (Æ)	29,011	1,603
AMC Entertainment Holdings, Inc. Class			Fogo De Chao, Inc. (Æ)	43,800	484
A(Ñ)	45,167	628	Fortress Transportation & Infrastructure
American Public Education, Inc. (Æ)	18,827	377	Investors LLC(Ñ)	271,511	4,949
B. Riley Financial, Inc. (Ñ)	101,846	1,696	Fossil Group, Inc. (Æ)(Ñ)	19,900	157
Beazer Homes USA, Inc. (Æ)	36,263	761	Foundation Building Materials, Inc. (Æ)	60,400	812
Bel Fuse, Inc. Class A	10,624	274	Fox Factory Holding Corp. (Æ)	50,848	2,164
Big Lots, Inc. (Ñ)	5,600	287	Full House Resorts, Inc. (Æ)	536,514	1,518
Biglari Holdings, Inc. (Æ)	1,249	446	Genesco, Inc. (Æ)	112,127	2,748
BJ's Restaurants, Inc.	45,870	1,454	G-III Apparel Group, Ltd. (Æ)	43,038	1,091
BMC Stock Holdings, Inc. (Æ)	100,069	2,146	Grand Canyon Education, Inc. (Æ)	46,425	4,156
Bob Evans Farms, Inc.	16,950	1,308	Gray Television, Inc. (Æ)	118,848	1,850
Bojangles', Inc. (Æ)	190,730	2,336	Group 1 Automotive, Inc.	9,000	707
Bridgepoint Education, Inc. (Æ)	11,300	109	Haverty Furniture Cos. , Inc.	4,200	100
Brinker International, Inc. (Ñ)	61,100	1,877	Hibbett Sports, Inc. (Æ)(Ñ)	192,792	2,467
Brunswick Corp.	5,600	284	Hillenbrand, Inc.	21,019	831
Buffalo Wild Wings, Inc. (Æ)	6,066	717	Horizon Global Corp. (Æ)	194,365	3,155
Caleres, Inc.	29,201	798	HSN, Inc.	86,214	3,250
Callaway Golf Co.	41,900	605	ILG, Inc. (Æ)	36,367	1,079
Canada Goose Holdings, Inc. (Æ)(Ñ)	39,089	840	Instructure, Inc. (Æ)	32,170	1,120
Care. com, Inc. (Æ)	15,600	240	Inter Parfums, Inc.	4,800	222
Carriage Services, Inc. Class A	103,835	2,689	J Alexander's Holdings, Inc. (Æ)	292,596	3,073
Carrols Restaurant Group, Inc. (Æ)	134,181	1,510	Jack in the Box, Inc.	40,337	4,175
Cato Corp. (The) Class A	18,400	237	Johnson Outdoors, Inc. Class A	5,400	406
Cavco Industries, Inc. (Æ)	5,124	804	K12, Inc. (Æ)	31,170	506
Central Garden & Pet Co. (Æ)(Ñ)	57,148	2,182	KB Home	34,136	936
Century Casinos, Inc. (Æ)	83,366	688	Kirkland's, Inc. (Æ)	42,061	492
Century Communities, Inc. (Æ)	167,805	4,791	Lands' End, Inc. (Æ)(Ñ)	5,200	57
Chegg, Inc. (Æ)(Ñ)	356,838	5,535	La-Z-Boy, Inc. Class Z	40,676	1,096
Chico's FAS, Inc.	121,170	968	Lee Enterprises, Inc. (Æ)(Ñ)	162,590	366
Children's Place, Inc. (The)(Ñ)	13,719	1,493	Libbey, Inc.	123,700	846
Churchill Downs, Inc.	6,300	1,314	Lindblad Expeditions Holdings, Inc. (Æ)	85,774	919
Chuy's Holdings, Inc. (Æ)	53,400	1,202	Lithia Motors, Inc. Class A(Ñ)	50,239	5,686
Citi Trends, Inc.	105,094	2,287	M/I Homes, Inc. (Æ)	25,881	864
Clarus Corp. (Æ)	95,700	699	Madison Square Garden Co. (The) Class A(Æ)	3,449	768
Columbia Sportswear Co.	49,753	3,104	Malibu Boats, Inc. Class A(Æ)	19,493	608
Conn's, Inc. (Æ)(Ñ)	222,471	6,840	Marchex, Inc. Class B(Æ)	54,377	169
Cooper Tire & Rubber Co.	150,887	4,949	MarineMax, Inc. (Æ)(Ñ)	23,092	428
Cooper-Standard Holdings, Inc. (Æ)	17,407	1,941	Marriott Vacations Worldwide Corp.	7,307	962
Crocs, Inc. (Æ)	119,000	1,214	MDC Holdings, Inc.	24,657	913
Dana Holding Corp.	37,706	1,150	MDC Partners, Inc. Class A(Æ)	624,729	7,184
Deckers Outdoor Corp. (Æ)	43,748	2,985	Meredith Corp. (Ñ)	19,776	1,048
Del Frisco's Restaurant Group, Inc. (Æ)	76,364	1,061	Meritage Homes Corp. (Æ)	18,466	899
Del Taco Restaurants, Inc. (Æ)(Ñ)	183,296	2,326	Meritor, Inc. (Æ)	89,101	2,318
Delta Apparel, Inc. (Æ)	82,399	1,725	Michael Kors Holdings, Ltd. (Æ)	10,765	525
Denny's Corp. (Æ)	71,866	939	Movado Group, Inc.	29,362	813
Destination XL Group, Inc. (Æ)	234,900	470	MSG Networks, Inc. (Æ)	57,172	992
Dick's Sporting Goods, Inc.	9,300	228	New Home Co. , Inc. (The)(Æ)	12,076	140
DineEquity, Inc. (Ñ)	25,500	1,214	Nexstar Media Group, Inc. Class A	67,908	4,333
DSW, Inc. Class A(Ñ)	67,357	1,290	Nutrisystem, Inc. (Ñ)	36,672	1,832
Eldorado Resorts, Inc. (Æ)(Ñ)	222,382	5,715	Ollie's Bargain Outlet Holdings, Inc. (Æ)	45,450	2,029
Entravision Communications Corp. Class A	485,634	2,525	Outfront Media, Inc. (ö)	209,157	4,905

See accompanying notes which are an integral part of the financial statements.

U.S. Small Cap Equity Fund 149

Russell Investment Company
U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Oxford Industries, Inc.	12,341	797	Consumer Staples - 3.4%
Papa John's International, Inc.	48,864	3,325	Andersons, Inc. (The)	59,878	2,242
Penn National Gaming, Inc. (Æ)	19,677	513	B&G Foods, Inc. Class A(Ñ)	107,541	3,420
Penske Automotive Group, Inc.	77,538	3,615	Boston Beer Co. , Inc. Class A(Æ)	6,628	1,180
Perry Ellis International, Inc. (Æ)	16,602	387	Cadiz, Inc. (Æ)(Ñ)	41,000	543
Pinnacle Entertainment, Inc. (Æ)	32,045	829	Calavo Growers, Inc. (Ñ)	66,711	4,917
Planet Fitness, Inc. Class A	132,836	3,538	Casey's General Stores, Inc. (Ñ)	35,906	4,114
Points International, Ltd. (Æ)	42,200	481	Chefs' Warehouse Holdings, Inc. (Æ)(Ñ)	68,300	1,363
Pool Corp.	46,106	5,568	Core-Mark Holding Co. , Inc.	266,034	9,061
Potbelly Corp. (Æ)	26,300	317	Craft Brew Alliance, Inc. (Æ)	45,151	824
PriceSmart, Inc.	10,467	877	Energizer Holdings, Inc.	158,813	6,827
QuinStreet, Inc. (Æ)	73,853	658	Farmer Brothers Co. (Æ)	20,784	706
Red Robin Gourmet Burgers, Inc. (Æ)	89,396	6,115	Flowers Foods, Inc.	214,462	4,081
Red Rock Resorts, Inc. Class A	29,878	736	Freshpet, Inc. (Æ)(Ñ)	46,255	719
Regis Corp. (Æ)	78,000	1,165	Ingles Markets, Inc. Class A	15,900	370
Rent-A-Center, Inc. Class A(Ñ)	32,400	322	J&J Snack Foods Corp.	29,989	3,994
Rocky Brands, Inc.	9,280	170	Lancaster Colony Corp.	13,718	1,718
Rosetta Stone, Inc. (Æ)	27,686	282	Medifast, Inc.	13,730	857
Scholastic Corp.	36,770	1,358	MGP Ingredients, Inc.	17,655	1,200
Scientific Games Corp. Class A(Æ)	16,317	777	National Beverage Corp.	17,108	1,675
SeaWorld Entertainment, Inc. (Æ)(Ñ)	31,973	367	Natural Grocers by Vitamin Cottage, Inc. (Æ)	10,100	50
Sequential Brands Group, Inc. (Æ)(Ñ)	174,860	455	New Age Beverages Corp. (Æ)(Ñ)	100,694	236
Shoe Carnival, Inc.	69,912	1,312	Nomad Foods, Ltd. (Æ)	438,176	6,616
Sinclair Broadcast Group, Inc. Class A	14,590	463	Omega Protein Corp.	46,467	1,018
Skechers U. S. A. , Inc. Class A(Æ)	14,221	454	PetMed Express, Inc.	28,938	1,023
Sonic Automotive, Inc. Class A	37,793	750	Sanderson Farms, Inc.	18,471	2,762
Speedway Motorsports, Inc.	6,102	122	Smart & Final Stores, Inc. (Æ)	325,000	1,950
Sportsman's Warehouse Holdings, Inc. (Æ)(Ñ)	124,100	509	SpartanNash Co.	25,294	621
Standard Motor Products, Inc.	90,600	3,957	SUPERVALU, Inc. (Æ)	170,114	2,771
Steven Madden, Ltd. (Æ)	31,002	1,209	Universal Corp.	14,880	853
Stoneridge, Inc. (Æ)	22,300	507	Weis Markets, Inc.	20,466	795
Sturm Ruger & Co. , Inc. (Ñ)	21,689	1,075			68,506
Superior Uniform Group, Inc.	213,382	5,007
Tenneco, Inc.	18,600	1,081	Energy - 3.0%
Texas Roadhouse, Inc. Class A	21,795	1,090	Approach Resources, Inc. (Æ)(Ñ)	116,680	272
Thor Industries, Inc.	52,226	7,113	Arch Coal, Inc. (Æ)	26,300	2,010
Tilly's, Inc. Class A	100,660	1,199	Archrock, Inc. (Æ)	26,900	323
Time, Inc.	47,500	551	Basic Energy Services, Inc. (Æ)	33,717	636
Tower International, Inc.	47,977	1,459	Bill Barrett Corp. (Æ)	396,400	1,954
Townsquare Media, Inc. Class A(Æ)	43,162	451	C&J Energy Services, Inc. (Æ)	16,997	484
TravelCenters of America LLC(Æ)	514,728	2,522	Callon Petroleum Co. (Æ)	77,159	856
TRI Pointe Group, Inc. (Æ)	60,100	1,063	Carrizo Oil & Gas, Inc. (Æ)	95,405	1,688
Tronc, Inc. (Æ)	13,110	194	Civeo Corp. (Æ)	257,595	538
Tropicana Entertainment, Inc. (Æ)(Ñ)	39,193	1,928	Delek US Holdings, Inc.	268,191	6,987
Tuesday Morning Corp. (Æ)(Ñ)	169,600	526	Dril-Quip, Inc. (Æ)	11,619	489
Urban One, Inc. (Æ)	304,696	533	Eclipse Resources Corp. (Æ)	763,100	1,694
US Auto Parts Network, Inc. (Æ)	477,039	1,221	Exterran Corp. (Æ)	10,559	341
Vera Bradley, Inc. (Æ)	142,018	1,023	Flotek Industries, Inc. (Æ)(Ñ)	206,600	1,016
Visteon Corp. (Æ)	25,663	3,234	Gores Holdings, Inc. Class A(Æ)	223,686	2,579
VOXX International Corp. Class A(Æ)	32,286	216	Green Plains, Inc.	56,700	1,043
Weight Watchers International, Inc. (Æ)(Ñ)	19,008	854	Gulfport Energy Corp. (Æ)	203,100	2,782
William Lyon Homes Class A(Æ)	283,952	7,879	Hallador Energy Co.	4,100	21
Wingstop, Inc. (Ñ)	40,167	1,360	HollyFrontier Corp.	5,200	192
XO Group, Inc. (Æ)	24,728	494	Independence Contract Drilling, Inc. (Æ)	121,019	392
ZAGG, Inc. (Æ)	35,477	555	Keane Group, Inc. (Æ)	39,305	607
Zumiez, Inc. (Æ)(Ñ)	7,500	132	Mammoth Energy Services, Inc. (Æ)(Ñ)	84,978	1,676
		266,704	Matrix Service Co. (Æ)	124,193	1,751
			Natural Gas Services Group, Inc. (Æ)	25,900	720

See accompanying notes which are an integral part of the financial statements.

150 U.S. Small Cap Equity Fund

Russell Investment Company
U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
NCS Multistage Holdings, Inc. (Æ)	39,419	859	Brookline Bancorp, Inc.	65,526	1,009
Newpark Resources, Inc. (Æ)	200,734	1,756	Bryn Mawr Bank Corp.	2,000	88
Noble Corp. PLC(Æ)(Ñ)	264,820	1,102	Byline Bancorp, Inc. (Æ)	52,100	1,045
Oasis Petroleum, Inc. (Æ)	51,500	487	Camden Property Trust(ö)	3,000	274
Pacific Ethanol, Inc. (Æ)	408,900	1,963	Capital City Bank Group, Inc.	67,690	1,670
Parker Drilling Co. (Æ)	19,500	20	Capital Southwest Corp.	60,907	1,055
Patterson-UTI Energy, Inc.	27,093	536	Capstar Financial Holdings, Inc. (Æ)(Ñ)	47,405	957
PBF Energy, Inc. Class A(Ñ)	139,988	4,056	Carolina Financial Corp.	8,523	314
Phillips 66 Partners, LP(Ñ)	78,544	3,960	Cass Information Systems, Inc.	16,266	1,049
ProPetro Holding Corp. (Æ)(Ñ)	59,900	912	CatchMark Timber Trust, Inc. Class A(ö)	191,645	2,453
Renewable Energy Group, Inc. (Æ)(Ñ)	49,213	595	Cathay General Bancorp	62,784	2,624
REX American Resources Corp. (Æ)	10,550	930	Cedar Realty Trust, Inc. (ö)	328,400	1,786
Ring Energy, Inc. (Æ)	119,135	1,527	CenterState Bank Corp.	89,147	2,375
Rowan Cos. PLC Class A(Æ)(Ñ)	12,500	179	Central Pacific Financial Corp.	168,138	5,233
Sanchez Energy Corp. (Æ)(Ñ)	91,984	398	Central Valley Community Bancorp	9,387	190
Select Energy Services, Inc. Class A(Æ)(Ñ)	11,700	190	Century Bancorp, Inc. Class A	19,000	1,614
SemGroup Corp. Class A	52,580	1,370	Charter Financial Corp.(Å)	53,192	1,020
SunCoke Energy, Inc. (Æ)	131,531	1,459	Chatham Lodging Trust(ö)	25,005	544
TETRA Technologies, Inc. (Æ)	1,122,400	3,188	Chemical Financial Corp.	24,532	1,293
Unit Corp. (Æ)	130,324	2,440	Chemung Financial Corp.	1,627	77
Warrior Met Coal, Inc.	6,700	174	Cherry Hill Mortgage Investment Corp. (ö)	27,700	504
Westmoreland Coal Co. (Æ)	114,800	199	Chesapeake Lodging Trust(ö)	106,217	2,964
World Fuel Services Corp.	7,000	195	Civista Bancshares, Inc. (Ñ)	81,065	1,830
WPX Energy, Inc. (Æ)	55,247	623	CNO Financial Group, Inc.	232,014	5,562
		60,169	CoBiz Financial, Inc. (Ñ)	52,059	1,064
			Cohen & Steers, Inc.	95,606	4,158
Financial Services - 24.5%			Columbia Banking System, Inc.	34,979	1,522
1st Source Corp.	6,100	313	Columbia Property Trust, Inc. (ö)	29,468	651
Acadia Realty Trust(ö)	26,945	759	Community Bank System, Inc.	23,675	1,309
Alexander & Baldwin, Inc.	7,286	330	Community Trust Bancorp, Inc.	33,256	1,606
Allegiance Bancshares, Inc. (Æ)	692	27	Consolidated-Tomoka Land Co. (Ñ)	1,621	95
American Assets Trust, Inc. (ö)	11,345	440	Cousins Properties, Inc. (ö)	119,770	1,080
American Equity Investment Life Holding			CyrusOne, Inc. (ö)	59,547	3,656
Co.	64,988	1,918	Diamond Hill Investment Group, Inc.	12,072	2,558
American National Bankshares, Inc.	3,719	146	DiamondRock Hospitality Co. (ö)	76,247	828
AMERISAFE, Inc.	48,146	3,115	Donegal Group, Inc. Class A	4,336	74
Argo Group International Holdings, Ltd.	30,099	1,895	Dun & Bradstreet Corp. (The)	1,410	165
Arlington Asset Investment Corp. Class A(Ñ)	25,700	295	Eagle Bancorp, Inc. (Æ)	32,425	2,161
Ashford Hospitality Trust, Inc. (ö)	79,600	560	East West Bancorp, Inc.	15,100	904
Ashford, Inc. (Æ)	13,494	972	EastGroup Properties, Inc. (ö)	22,275	2,018
Aspen Insurance Holdings, Ltd.	90,516	3,883	Education Realty Trust, Inc. (ö)	124,545	4,347
Assurant, Inc.	7,670	772	eHealth, Inc. (Æ)	41,089	1,043
Atlantic Capital Bancshares, Inc. (Æ)	110,536	1,818	EMC Insurance Group, Inc.	7,284	215
Baldwin & Lyons, Inc. Class B	4,200	96	Employers Holdings, Inc.	27,380	1,306
Banc of California, Inc. (Ñ)	68,764	1,447	Enova International, Inc. (Æ)	48,700	723
BancFirst Corp.	30,800	1,683	Enstar Group, Ltd. (Æ)	4,175	951
Banco Latinoamericano de Comercio Exterior			Enterprise Financial Services Corp.	56,373	2,458
SA Class E	35,746	1,002	Equity Commonwealth(Æ)(ö)	78,000	2,344
Bank of Marin Bancorp	11,783	798	Essent Group, Ltd. (Æ)	13,700	584
Bank of N. T. Butterfield & Son, Ltd.	49,892	1,864	Euronet Worldwide, Inc. (Æ)	27,577	2,665
Bank of the Ozarks, Inc.	116,693	5,440	Evercore, Inc. Class A	77,883	6,239
BankFinancial Corp.	11,253	178	Everi Holdings, Inc. (Æ)	87,834	728
Banner Corp.	26,200	1,502	Ezcorp, Inc. Class A(Æ)	97,211	996
Berkshire Hills Bancorp, Inc.	24,244	929	Fair Isaac Corp.	8,127	1,180
Blackhawk Network Holdings, Inc. Class			Farmers Capital Bank Corp.	2,396	100
A(Æ)	145,267	4,932	FB Financial Corp. (Æ)(Ñ)	21,536	880
Boston Private Financial Holdings, Inc.	56,557	899	Federated National Holding Co.	5,800	89
Brandywine Realty Trust(ö)	95,342	1,668	Fidelity Southern Corp.	10,500	230

See accompanying notes which are an integral part of the financial statements.

U.S. Small Cap Equity Fund 151

Russell Investment Company
U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Financial Institutions, Inc.	23,852	782	Independent Bank Group, Inc.	11,445	720
First Bancorp	13,600	499	Infinity Property & Casualty Corp.	14,549	1,373
First BanCorp(Æ)	294,723	1,518	InfraREIT, Inc. (ö)	41,799	936
First Bancshares, Inc. (Ñ)	800	26	Investment Technology Group, Inc.	66,104	1,551
First Business Financial Services, Inc.	10,160	226	Investors Bancorp, Inc.	142,876	1,964
First Citizens BancShares, Inc. Class A	2,757	1,117	Invitation Homes, Inc. (ö)	11,900	269
First Commonwealth Financial Corp.	51,778	754	Jack Henry & Associates, Inc.	50,594	5,572
First Community Bancshares, Inc.	5,700	170	Kearny Financial Corp.	521,267	7,844
First Defiance Financial Corp.	18,800	1,019	Kemper Corp.	41,200	2,641
First Financial Bancorp	39,560	1,080	Kennedy-Wilson Holdings, Inc.	289,712	5,635
First Financial Corp.	14,792	703	Kite Realty Group Trust(ö)	31,982	598
First Foundation, Inc. (Æ)	212,800	3,939	Ladder Capital Corp. Class A(ö)	106,200	1,427
First Horizon National Corp.	150,925	2,833	Ladenburg Thalmann Financial Services,
First Industrial Realty Trust, Inc. (ö)	34,562	1,067	Inc. (Ñ)	17,500	54
First Internet Bancorp	14,411	543	Lakeland Bancorp, Inc.	54,863	1,127
First Interstate BancSystem, Inc. Class A	28,327	1,113	LaSalle Hotel Properties(ö)	43,500	1,227
First Merchants Corp.	4,886	210	LegacyTexas Financial Group, Inc. (Æ)	21,343	851
First Midwest Bancorp, Inc.	186,780	4,313	LendingClub Corp. (Æ)	127,463	725
First of Long Island Corp. (The)	80,700	2,546	LendingTree, Inc. (Æ)	16,180	4,337
Flagstar Bancorp, Inc. (Æ)	24,197	904	Lexington Realty Trust(ö)	85,462	865
FNB Corp.	438,668	5,917	LPL Financial Holdings, Inc.	34,206	1,697
FNFV Group(Æ)	422,480	7,287	Mack-Cali Realty Corp. (ö)	52,226	1,189
Four Corners Property Trust, Inc. (ö)	20,761	512	MainSource Financial Group, Inc.	22,727	857
Franklin Financial Network, Inc. (Æ)	19,116	656	Marcus & Millichap, Inc. (Æ)	11,299	321
Franklin Street Properties Corp. (ö)	65,516	655	MB Financial, Inc.	34,815	1,599
FRP Holdings, Inc. (Æ)(Þ)	21,843	969	MedEquities Realty Trust, Inc. (ö)	248,300	2,885
FS Bancorp, Inc.	3,216	175	Medical Properties Trust, Inc. (ö)	225,238	2,980
Fulton Financial Corp.	151,753	2,762	Mercantile Bank Corp.	2,700	97
GEO Group, Inc. (The)(ö)	70,035	1,817	Merchants Bancorp(Æ)	13,210	227
German American Bancorp, Inc.	3,972	143	Meridian Bancorp, Inc.	245,559	4,838
Getty Realty Corp. (ö)	69,800	1,983	Meta Financial Group, Inc.	3,130	273
Government Properties Income Trust(ö)	38,113	693	MGIC Investment Corp. (Æ)	183,462	2,623
Gramercy Property Trust(ö)	149,066	4,427	Midland States Bancorp, Inc.	24,429	793
Great Southern Bancorp, Inc. (Ñ)	14,130	759	MidWestOne Financial Group, Inc.	26,551	935
Great Western Bancorp, Inc.	21,400	869	Morningstar, Inc.	46,310	3,946
Green Dot Corp. Class A(Æ)	100,813	5,708	MTGE Investment Corp. (ö)	51,500	932
Greenhill & Co. , Inc. (Ñ)	97,530	1,785	MutualFirst Financial, Inc.	2,243	87
Guaranty Bancorp	31,866	907	National Bank Holdings Corp. Class A	137,100	4,500
Hallmark Financial Services, Inc. (Æ)(Å)	191,616	2,221	National Commerce Corp. (Æ)	32,834	1,338
Hamilton Lane, Inc. Class A	32,342	889	National Health Investors, Inc. (ö)	10,164	774
Hancock Holding Co.	76,245	3,717	National Western Life Group, Inc. Class A	3,093	1,106
Hanover Insurance Group, Inc. (The)	30,167	2,967	Navigators Group, Inc. (The)	30,100	1,746
Health Insurance Innovations, Inc. Class			NBT Bancorp, Inc.	27,598	1,053
A(Æ)(Ñ)	41,099	884	NexPoint Residential Trust, Inc. (ö)	114,534	2,720
Healthcare Realty Trust, Inc. (ö)	26,061	840	NMI Holdings, Inc. Class A(Æ)	198,670	2,891
Heritage Commerce Corp.	68,625	1,055	Northeast Bancorp	113,688	2,928
Heritage Financial Corp.	138,872	4,236	Northfield Bancorp, Inc.	89,600	1,529
Heritage Insurance Holdings, Inc. (Ñ)	14,667	235	Northrim BanCorp, Inc.	3,750	122
Hersha Hospitality Trust Class A(ö)	56,038	991	Old Line Bancshares, Inc.	9,057	273
Home Bancorp, Inc. (Ñ)	4,632	198	Old National Bancorp	187,234	3,408
Home BancShares, Inc.	227,720	5,119	Old Second Bancorp, Inc.	219,900	3,013
HomeStreet, Inc. (Æ)	110,300	3,204	OM Asset Management PLC	256,595	3,920
HomeTrust Bancshares, Inc. (Æ)	6,200	163	Oppenheimer Holdings, Inc. Class A	9,263	201
Hope Bancorp, Inc.	59,019	1,089	Pacific Premier Bancorp, Inc. (Æ)	26,941	1,088
Horace Mann Educators Corp.	37,366	1,637	PacWest Bancorp	14,515	701
Iberiabank Corp.	111,669	8,236	Park National Corp.	10,392	1,141
Independence Realty Trust, Inc. (ö)	215,406	2,186	PCSB Financial Corp. (Æ)(Ñ)	114,705	2,147
Independent Bank Corp.	205,291	4,886	Peapack Gladstone Financial Corp.	81,800	2,838

See accompanying notes which are an integral part of the financial statements.

152 U.S. Small Cap Equity Fund

Russell Investment Company
U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Pebblebrook Hotel Trust(ö)	23,419	835	Towne Bank	27,012	905
Peoples Bancorp, Inc.	13,244	439	TriCo Bancshares	64,306	2,663
People's Utah Bancorp	20,601	641	TriState Capital Holdings, Inc. (Æ)	33,341	755
Physicians Realty Trust(ö)	36,375	632	Triumph Bancorp, Inc. (Æ)	8,406	261
Popular, Inc.	61,700	2,263	TrustCo Bank Corp.	118,676	1,089
Potlatch Corp. (ö)	65,006	3,367	Trustmark Corp.	38,108	1,255
Preferred Bank	20,780	1,283	UMB Financial Corp.	71,461	5,254
Primerica, Inc.	26,273	2,325	Umpqua Holdings Corp.	254,481	5,206
Prosperity Bancshares, Inc.	89,645	5,896	Union Bankshares Corp.	3,117	108
Provident Financial Holdings, Inc.	5,437	105	United Bankshares, Inc.	39,567	1,422
Provident Financial Services, Inc.	36,241	986	United Community Banks, Inc.	40,000	1,097
PS Business Parks, Inc. (ö)	15,502	2,051	United Financial Bancorp, Inc.(Å)	301,495	5,521
Pzena Investment Management, Inc. Class			United Fire Group, Inc.	2,182	101
A(Å)	181,418	2,141	Urban Edge Properties(ö)	29,824	700
QCR Holdings, Inc.	19,129	913	Valley National Bancorp	107,264	1,234
QTS Realty Trust, Inc. Class A(ö)	87,961	5,088	Veritex Holdings, Inc. (Æ)	11,834	312
Radian Group, Inc.	52,151	1,093	Voya Financial, Inc.	29,300	1,177
Rayonier, Inc. (ö)	130,909	3,925	Waddell & Reed Financial, Inc. Class A(Ñ)	71,112	1,329
Real Industry, Inc. (Æ)(Ñ)	301,999	528	Washington Federal, Inc.	28,700	999
Redwood Trust, Inc. (ö)	42,130	662	Washington Real Estate Investment Trust(ö)	23,682	762
Reinsurance Group of America, Inc. Class A	6,060	905	WesBanco, Inc.	64,680	2,613
Renasant Corp.	23,833	987	Westamerica Bancorporation(Ñ)	61,160	3,562
Retail Opportunity Investments Corp. (ö)	484,016	8,702	Wintrust Financial Corp.	69,163	5,622
Retail Properties of America, Inc. Class A(ö)	12,300	150	WisdomTree Investments, Inc. (Ñ)	102,487	1,137
Rexford Industrial Realty, Inc. (ö)	18,394	546	WSFS Financial Corp.	17,506	870
Riverview Bancorp, Inc.	19,200	170	Xenia Hotels & Resorts, Inc. (ö)	85,836	1,868
RLI Corp.	20,140	1,190			488,346
RLJ Lodging Trust(ö)	217,919	4,720
Ryman Hospitality Properties, Inc. (ö)	76,266	5,044	Health Care - 11.3%
S&T Bancorp, Inc.	24,081	985	Abaxis, Inc.	85,480	4,137
Sandy Spring Bancorp, Inc.	15,600	630	Acadia Healthcare Co. , Inc. (Æ)(Ñ)	140,812	4,416
Selective Insurance Group, Inc.	55,390	3,301	Acceleron Pharma, Inc. (Æ)	16,089	627
Seritage Growth Properties(Ñ)(ö)	13,800	568	Accuray, Inc. (Æ)	542,800	2,579
ServisFirst Bancshares, Inc.	20,259	831	Aclaris Therapeutics, Inc. (Æ)(Ñ)	26,885	678
Shore Bancshares, Inc.	3,800	63	Acorda Therapeutics, Inc. (Æ)(Ñ)	36,091	959
Sierra Bancorp	13,500	357	Addus HomeCare Corp. (Æ)	50,828	1,830
Silvercrest Asset Management Group, Inc.			Adverum Biotechnologies, Inc. (Æ)(Ñ)	53,657	174
Class A(Å)	91,400	1,490	Agile Therapeutics, Inc. (Æ)(Ñ)	134,410	638
Simmons First National Corp. Class A	15,264	881	Aimmune Therapeutics, Inc. (Æ)(Ñ)	23,695	689
SmartFinancial, Inc. (Æ)	13,498	317	Allscripts Healthcare Solutions, Inc. (Æ)	314,031	4,233
South State Corp.	98,446	8,865	AMAG Pharmaceuticals, Inc. (Æ)	324,967	5,102
Southside Bancshares, Inc. (Ñ)	25,320	897	Amicus Therapeutics, Inc. (Æ)(Ñ)	35,154	501
STAG Industrial, Inc. (ö)	30,082	821	AMN Healthcare Services, Inc. (Æ)(Ñ)	115,916	5,088
Starwood Waypoint Homes(ö)	32,823	1,192	Analogic Corp.	14,822	1,190
State Auto Financial Corp.	52,042	1,334	AngioDynamics, Inc. (Æ)	31,383	533
State Bank Financial Corp.(Å)	161,230	4,661	Anika Therapeutics, Inc. (Æ)	21,425	1,170
Sterling Bancorp	70,294	1,761	Apollo Endosurgery, Inc. (Æ)	169,559	693
Stewart Information Services Corp.	17,610	668	Array BioPharma, Inc. (Æ)(Ñ)	96,388	1,007
Stock Yards Bancorp, Inc.	8,200	310	Atrion Corp.	1,896	1,247
Summit Hotel Properties, Inc. (ö)	35,504	561	Audentes Therapeutics, Inc. (Æ)	20,939	557
Sunstone Hotel Investors, Inc. (ö)	242,053	3,950	Avadel Pharmaceuticals PLC(Æ)(Þ)	237,798	2,259
Synovus Financial Corp.	5,900	276	AxoGen, Inc. (Æ)	126,066	2,590
TCF Financial Corp.	147,214	2,682	BioTelemetry, Inc. (Æ)	87,758	2,549
Terreno Realty Corp. (ö)	13,701	503	BioTime, Inc. (Æ)(Ñ)	42,102	101
Territorial Bancorp, Inc.	9,193	290	Bioverativ, Inc. (Æ)	56,615	3,199
Texas Capital Bancshares, Inc. (Æ)	20,818	1,791	Bluebird Bio, Inc. (Æ)	10,818	1,505
Third Point Reinsurance, Ltd. (Æ)	55,697	930	Blueprint Medicines Corp. (Æ)	14,846	986
Tier REIT, Inc. (ö)	16,000	313	Cambrex Corp. (Æ)	30,247	1,308

See accompanying notes which are an integral part of the financial statements.

U.S. Small Cap Equity Fund 153

Russell Investment Company
U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Cantel Medical Corp.	11,226	1,101	Nektar Therapeutics(Æ)	61,511	1,482
Capital Senior Living Corp. (Æ)	303,570	4,037	Neogen Corp. (Æ)	20,651	1,656
Catalent, Inc. (Æ)	25,456	1,084	NeoGenomics, Inc. (Æ)(Ñ)(Å)	1,080,885	9,372
Cempra, Inc. (Æ)	5,000	12	Neos Therapeutics, Inc. (Æ)(Ñ)	175,099	1,821
Chemed Corp.	36,854	8,235	Nevro Corp. (Æ)	5,296	464
Chimerix, Inc. (Æ)	78,147	384	Nobilis Health Corp. (Æ)(Ñ)	353,310	459
Cidara Therapeutics, Inc. (Æ)	8,600	66	Omnicell, Inc. (Æ)	71,184	3,545
Clearside Biomedical, Inc. (Æ)(Ñ)	66,779	475	OraSure Technologies, Inc. (Æ)	65,841	1,300
Clovis Oncology, Inc. (Æ)	10,267	774	Oxford Immunotec Global PLC(Æ)	50,888	673
Corcept Therapeutics, Inc. (Æ)	146,816	2,891	Pacira Pharmaceuticals, Inc. (Æ)	14,447	463
CorVel Corp. (Æ)	30,989	1,859	Paratek Pharmaceuticals, Inc. (Æ)	69,488	1,487
Cross Country Healthcare, Inc. (Æ)	186,134	2,541	PDL BioPharma, Inc. (Æ)	20,700	61
CryoLife, Inc. (Æ)	34,162	664	Penumbra, Inc. (Æ)(Ñ)	22,927	2,305
Dynavax Technologies Corp. (Æ)(Ñ)	52,984	1,166	PRA Health Sciences, Inc. (Æ)	62,233	5,068
Emergent BioSolutions, Inc. (Æ)	14,700	603	Prestige Brands Holdings, Inc. (Æ)(Ñ)	113,910	5,342
Endocyte, Inc. (Æ)(Ñ)	5,772	26	Prothena Corp. PLC(Æ)	9,815	570
Ensign Group, Inc. (The)(Ñ)	269,700	6,226	Puma Biotechnology, Inc. (Æ)	10,734	1,366
Exact Sciences Corp. (Æ)	37,436	2,059	Quality Systems, Inc. (Æ)	84,801	1,193
Exactech, Inc. (Æ)	55,690	2,331	Quidel Corp. (Æ)	1,000	41
G1 Therapeutics, Inc. (Æ)	4,802	113	Repligen Corp. (Æ)	36,165	1,345
GenMark Diagnostics, Inc. (Æ)(Ñ)	73,453	547	RTI Surgical, Inc. (Æ)	56,876	256
Genomic Health, Inc. (Æ)	18,700	613	Sage Therapeutics, Inc. (Æ)(Ñ)	14,038	888
Global Blood Therapeutics, Inc. (Æ)(Ñ)	19,163	763	Sarepta Therapeutics, Inc. (Æ)	14,653	723
Globus Medical, Inc. Class A(Æ)	37,963	1,210	SeaSpine Holdings Corp. (Æ)(Ñ)(Å)	184,912	1,853
Halozyme Therapeutics, Inc. (Æ)(Ñ)	62,278	1,104	Select Medical Holdings Corp. (Æ)	59,586	1,141
HealthSouth Corp.	185,299	8,549	Spark Therapeutics, Inc. (Æ)	26,552	2,148
Healthways, Inc. (Æ)	47,733	2,208	Steris PLC	70,791	6,608
Heska Corp. (Æ)	15,088	1,471	Supernus Pharmaceuticals, Inc. (Æ)	152,457	6,342
ICU Medical, Inc. (Æ)	8,479	1,620	Surmodics, Inc. (Æ)	12,757	380
ImmunoGen, Inc. (Æ)(Ñ)	95,920	556	Tactile Systems Technology, Inc. (Æ)(Ñ)	84,292	2,418
Immunomedics, Inc. (Æ)	82,368	883	Teligent, Inc. (Æ)(Ñ)	118,029	670
INC Research Holdings, Inc. Class A(Æ)	21,146	1,208	Tetraphase Pharmaceuticals, Inc. (Æ)(Ñ)	9,800	59
Infinity Pharmaceuticals, Inc. (Æ)(Ñ)	28,000	65	Trevena, Inc. (Æ)	13,100	20
Inogen, Inc. (Æ)	28,908	2,860	Trinity Biotech PLC - ADR(Æ)(Ñ)	289,800	1,461
Integra LifeSciences Holdings Corp. (Æ)	63,675	2,979	Triple-S Management Corp. Class B(Æ)	39,788	955
Intersect ENT, Inc. (Æ)	22,925	680	Ultragenyx Pharmaceutical, Inc. (Æ)	16,612	766
Intra-Cellular Therapies, Inc. Class A(Æ)	4,600	72	US Physical Therapy, Inc.	18,226	1,238
Invacare Corp.	36,500	566	Utah Medical Products, Inc.	22,317	1,683
iRadimed Corp. (Æ)(Ñ)	6,600	94	Varex Imaging Corp. (Æ)	216,357	7,437
iRhythm Technologies, Inc. (Æ)	11,376	580	VBI Vaccines, Inc. (Æ)(Ñ)	275,285	947
Ironwood Pharmaceuticals, Inc. Class A(Æ)			Veeva Systems, Inc. Class A(Æ)	18,700	1,140
(Ñ)	60,959	938	ViewRay, Inc. (Æ)(Ñ)	223,397	1,539
Joint Corp. (The)(Æ)(Ñ)	94,000	417	Vivus, Inc. (Æ)(Ñ)	215,400	148
K2M Group Holdings, Inc. (Æ)	53,199	1,047	WellCare Health Plans, Inc. (Æ)	4,920	973
Keryx Biopharmaceuticals, Inc. (Æ)(Ñ)	76,522	496	Wright Medical Group NV(Æ)	28,742	753
Ligand Pharmaceuticals, Inc. Class B(Æ)	49,602	7,209	Xencor, Inc. (Æ)	41,901	829
LivaNova PLC(Æ)	8,740	646	Zafgen, Inc. (Æ)	10,400	37
Luminex Corp.	50,800	1,085			223,900
Magellan Health, Inc. (Æ)	1,970	168
Masimo Corp. (Æ)	15,694	1,377	Materials and Processing - 7.0%
Medidata Solutions, Inc. (Æ)	13,047	982	Advanced Drainage Systems, Inc.	159,353	3,115
MEI Pharma, Inc. (Æ)	97,393	255	Allegheny Technologies, Inc. (Æ)(Ñ)	72,000	1,813
Meridian Bioscience, Inc.	55,940	836	Apogee Enterprises, Inc.	160,027	7,638
Merit Medical Systems, Inc. (Æ)	125,103	4,760	Armstrong Flooring, Inc. (Æ)	231,934	3,432
Merrimack Pharmaceuticals, Inc.	32,870	386	Armstrong World Industries, Inc. (Æ)	87,093	4,450
Molina Healthcare, Inc. (Æ)(Ñ)	12,727	863	Ashland Global Holdings, Inc.	4,000	272
Momenta Pharmaceuticals, Inc. (Æ)	18,569	262	Aspen Aerogels, Inc. (Æ)	5,200	23
National HealthCare Corp.	14,505	928	Beacon Roofing Supply, Inc. (Æ)	7,243	401

See accompanying notes which are an integral part of the financial statements.

154 U.S. Small Cap Equity Fund

Russell Investment Company
U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Belden, Inc.	12,034	962	ACCO Brands Corp. (Æ)	386,144	5,039
Boise Cascade Co.	3,900	138	Advanced Energy Industries, Inc. (Æ)	36,641	3,104
Builders FirstSource, Inc. (Æ)	75,528	1,361	Advisory Board Co. (The)(Æ)	10,284	555
Carpenter Technology Corp.	39,937	1,989	Aerojet Rocketdyne Holdings, Inc. (Æ)	14,339	453
Century Aluminum Co. (Æ)	28,222	395	Aerovironment, Inc. (Æ)	21,633	1,107
Clearwater Paper Corp. (Æ)	6,900	318	AGCO Corp.	24,600	1,687
Cleveland-Cliffs, Inc. (Æ)	79,557	474	Air Transport Services Group, Inc. (Æ)	79,448	1,922
Comfort Systems USA, Inc.	143,784	6,370	Aircastle, Ltd.	10,800	251
Commercial Metals Co.	171,924	3,349	Allegiant Travel Co. Class A	6,275	856
Compass Minerals International, Inc. (Ñ)	87,413	5,735	Allied Motion Technologies, Inc.	62,937	1,787
Emerge Energy Services, LP(Æ)(Ñ)	72,736	519	American Superconductor Corp. (Æ)(Ñ)	13,799	58
Ferroglobe PLC(Ñ)	538,174	8,606	Applied Industrial Technologies, Inc.	19,300	1,228
Global Brass & Copper Holdings, Inc.	13,860	485	ArcBest Corp.	15,510	506
Haynes International, Inc.	74,600	2,662	Ardmore Shipping Corp. (Æ)(Ñ)	321,100	2,665
HB Fuller Co.	18,464	1,050	Argan, Inc.	15,710	1,080
Hi-Crush Partners, LP(Ñ)	77,856	825	Astec Industries, Inc.	9,200	478
Ingevity Corp. (Æ)	33,642	2,396	Astronics Corp. (Æ)	34,044	1,171
Installed Building Products, Inc. (Æ)	50,478	3,518	Atlas Air Worldwide Holdings, Inc. (Æ)	15,287	938
Interface, Inc. Class A	149,538	3,409	Babcock & Wilcox Co. (The) Class W(Æ)	207,866	12,455
ITT, Inc.	130,128	6,070	Barrett Business Services, Inc.	1,500	91
JELD-WEN Holding, Inc. (Æ)(Ñ)	10,741	396	Brady Corp. Class A	29,209	1,111
KMG Chemicals, Inc.	7,267	401	Briggs & Stratton Corp.	19,800	499
Landec Corp. (Æ)	97,861	1,297	Brink's Co. (The)	41,284	3,141
Lawson Products, Inc. (Æ)	1,900	48	CAI International, Inc. (Æ)	9,800	363
LSI Industries, Inc.	10,800	75	CBIZ, Inc. (Æ)	53,062	899
Materion Corp.	41,900	2,152	Celadon Group, Inc. (Ñ)	347,000	2,550
Neenah Paper, Inc.	54,062	4,693	Chart Industries, Inc. (Æ)	25,816	1,123
NewMarket Corp.	9,588	3,839	Chicago Bridge & Iron Co.	49,600	691
Olympic Steel, Inc.	14,359	271	Control4 Corp. (Æ)	27,430	808
PGT Innovations, Inc. (Æ)	71,563	1,009	Convergys Corp.	43,801	1,127
PH Glatfelter Co.	25,818	541	Costamare, Inc. (Ñ)	78,394	487
Platform Specialty Products Corp. (Æ)	256,860	2,748	Covanta Holding Corp. (Ñ)	533,663	8,591
PolyOne Corp.	65,162	3,002	Covenant Transportation Group, Inc. Class
Quaker Chemical Corp.	30,193	4,690	A(Æ)	33,441	993
Quanex Building Products Corp.	83,976	1,843	CPI Aerostructures, Inc. (Æ)	84,836	793
Rayonier Advanced Materials, Inc.	33,830	486	CRA International, Inc.	81,010	3,424
RBC Bearings, Inc. (Æ)	9,758	1,208	Curtiss-Wright Corp.	13,051	1,543
Resolute Forest Products, Inc. (Æ)	36,500	217	CyberOptics Corp. (Æ)(Ñ)	27,200	392
Schweitzer-Mauduit International, Inc.	14,300	604	Deluxe Corp.	79,606	5,545
Silgan Holdings, Inc.	129,922	3,800	DHI Group, Inc. (Æ)	54,200	119
Simpson Manufacturing Co. , Inc.	51,436	2,867	Ducommun, Inc. (Æ)	16,300	537
SiteOne Landscape Supply, Inc. (Æ)(Ñ)	26,739	1,698	DXP Enterprises, Inc. (Æ)	33,783	1,083
Smart Sand, Inc. (Æ)(Ñ)	543,398	3,907	Electronics For Imaging, Inc. (Æ)	91,336	2,819
Stepan Co.	15,668	1,251	EMCOR Group, Inc.	52,796	4,251
Summit Materials, Inc. Class A(Æ)	103,092	3,237	Encore Wire Corp.	8,957	404
Triton International, Ltd.	47,624	1,900	EnerSys	14,700	1,020
Tronox, Ltd. Class A	93,234	2,468	Essendant, Inc. (Æ)	28,660	277
Universal Forest Products, Inc.	7,300	824	ExlService Holdings, Inc. (Æ)	14,168	884
Universal Stainless & Alloy Products, Inc. (Æ)	81,059	1,662	Exponent, Inc.	65,703	4,852
US Concrete, Inc. (Æ)(Ñ)	82,874	6,480	Ferroglobe Representation and Warranty
Venator Materials PLC(Æ)(Ñ)	27,554	689	Insurance Trust(Æ)(Š)	98,500	—
Veritiv Corp. (Æ)	38,445	1,236	Flir Systems, Inc.	78,247	3,664
Versum Materials, Inc.	141,198	5,943	Fluor Corp.	3,100	134
Worthington Industries, Inc.	21,008	956	Forward Air Corp.	42,548	2,444
		140,213	Franklin Electric Co. , Inc.	17,227	784
			FreightCar America, Inc.	169,400	3,171
Producer Durables - 15.0%			FTI Consulting, Inc. (Æ)	18,370	785
AAR Corp.	9,350	364	Generac Holdings, Inc. (Æ)	19,500	1,016

See accompanying notes which are an integral part of the financial statements.

U.S. Small Cap Equity Fund 155

Russell Investment Company
U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
General Cable Corp.	163,988	3,436	Powell Industries, Inc.	12,614	366
GP Strategies Corp. (Æ)	95,638	2,778	Primoris Services Corp.	15,800	447
Graham Corp.	5,900	114	Quanta Services, Inc. (Æ)	18,263	689
Granite Construction, Inc.	30,942	1,971	Radiant Logistics, Inc. (Æ)	33,000	161
Great Lakes Dredge & Dock Corp. (Æ)	1,003,263	5,117	Resources Connection, Inc.	7,800	123
Greenbrier Cos. , Inc. (Ñ)	14,438	754	Ritchie Bros Auctioneers, Inc.	144,438	4,049
H&E Equipment Services, Inc.	18,183	599	RPX Corp. Class A	61,022	795
Hackett Group, Inc. (The)	116,700	1,802	Rush Enterprises, Inc. Class A(Æ)	44,252	2,247
Harsco Corp. (Æ)	26,762	569	Ryder System, Inc.	61,570	4,992
Healthcare Services Group, Inc. (Ñ)	129,469	6,848	Saia, Inc. (Æ)	31,516	2,042
Heartland Express, Inc.	1,400	30	Schneider National, Inc. Class B	42,847	1,122
HEICO Corp.	92,267	8,367	Scorpio Tankers, Inc.	981,000	3,492
Heidrick & Struggles International, Inc.	9,320	232	SkyWest, Inc.	67,604	3,184
Herman Miller, Inc.	18,300	615	SP Plus Corp. (Æ)	24,830	962
HNI Corp.	77,736	2,660	Spartan Motors, Inc.	91,164	1,472
Hub Group, Inc. Class A(Æ)	20,790	900	SPX FLOW, Inc. (Æ)	13,090	540
Hudson Technologies, Inc. (Æ)	200,827	1,189	Square, Inc. Class A(Æ)	65,799	2,447
Hyster-Yale Materials Handling, Inc.	18,379	1,443	Standex International Corp.	34,274	3,549
ICF International, Inc. (Æ)	33,400	1,793	StealthGas, Inc. (Æ)	583,900	2,061
Information Services Group, Inc. (Æ)	520,219	2,122	Steelcase, Inc. Class A	70,991	1,033
InnerWorkings, Inc. (Æ)(Å)	310,055	3,374	Strattec Security Corp.	20,564	949
Jacobs Engineering Group, Inc.	2,200	128	Sun Hydraulics Corp.	8,324	479
John Bean Technologies Corp.	17,389	1,859	SuperCom, Ltd. (Æ)(Ñ)	178,930	694
Kadant, Inc.	2,556	290	Sykes Enterprises, Inc. (Æ)	31,664	916
Kaman Corp. Class A	13,231	740	Team, Inc. (Æ)(Ñ)	201,892	2,483
KBR, Inc.	441,036	8,658	Tennant Co.	15,900	1,103
Kelly Services, Inc. Class A	50,237	1,322	Textainer Group Holdings, Ltd. (Æ)(Ñ)	24,044	470
Kennametal, Inc.	19,718	861	Titan Machinery, Inc. (Æ)(Ñ)	137,670	2,050
Kimball International, Inc. Class B	64,400	1,235	TopBuild Corp. (Æ)	7,697	508
KLX, Inc. (Æ)	36,662	2,011	TriNet Group, Inc. (Æ)	15,400	535
Knight-Swift Transportation Holdings, Inc.			Triumph Group, Inc.	35,100	1,090
(Æ)	160,313	6,645	TrueBlue, Inc. (Æ)	45,939	1,245
Kornit Digital, Ltd. (Æ)(Ñ)	60,259	937	Tutor Perini Corp. (Æ)	248,673	7,012
Kratos Defense & Security Solutions, Inc. (Æ)	41,449	499	Universal Truckload Services, Inc.	33,500	724
Liquidity Services, Inc. (Æ)	38,300	218	USA Truck, Inc. (Æ)	176,868	2,494
Littelfuse, Inc.	42,121	8,803	Vectrus, Inc. (Æ)	17,669	539
Manitex International, Inc. (Æ)	7,200	65	Vishay Precision Group, Inc. (Æ)	4,300	106
Manitowoc Co. , Inc. (The)(Æ)	344,601	3,281	WageWorks, Inc. (Æ)	101,386	6,463
ManpowerGroup, Inc.	3,400	419	Welbilt, Inc. (Æ)	87,755	1,936
Marlin Business Services Corp.	6,527	143	Werner Enterprises, Inc.	33,100	1,180
Marten Transport, Ltd.	91,195	1,792	WESCO International, Inc. (Æ)	1,900	120
MasTec, Inc. (Æ)(Ñ)	93,587	4,076	WNS Holdings, Ltd. - ADR(Æ)	50,100	1,900
MAXIMUS, Inc.	75,902	5,042	Woodward, Inc.	12,410	960
Maxwell Technologies, Inc. (Æ)(Ñ)	57,695	278	YRC Worldwide, Inc. (Æ)	416,989	5,617
McGrath RentCorp	87,955	3,932			297,415
Milacron Holdings Corp. (Æ)	32,875	590
Mobile Mini, Inc.	108,694	3,598	Technology - 13.0%
Modine Manufacturing Co. (Æ)	25,725	542	A10 Networks, Inc. (Æ)	34,000	249
Moog, Inc. Class A(Æ)	22,993	2,018	Acacia Communications, Inc. (Æ)(Ñ)	56,937	2,409
MYR Group, Inc. (Æ)	32,080	1,023	ACI Worldwide, Inc. (Æ)	37,753	909
Navistar International Corp. (Æ)(Ñ)	16,100	681	Actua Corp. (Æ)	9,196	142
NV5 Global, Inc. (Æ)	31,807	1,848	Acxiom Corp. (Æ)	130,838	3,292
Old Dominion Freight Line, Inc.	31,021	3,758	Adesto Technologies Corp. (Æ)	52,369	414
On Assignment, Inc. (Æ)	42,249	2,586	ADTRAN, Inc.	75,166	1,586
Orion Group Holdings, Inc. (Æ)	303,062	2,181	Aerohive Networks, Inc. (Æ)	782,202	3,098
PAM Transportation Services, Inc. (Æ)	7,939	232	Agilysys, Inc. (Æ)	7,500	92
Park-Ohio Holdings Corp.	3,881	183	Alarm. com Holdings, Inc. (Æ)	54,381	2,539
PFSweb, Inc. (Æ)	91,906	763	Alpha & Omega Semiconductor, Ltd. (Æ)	19,100	352

See accompanying notes which are an integral part of the financial statements.

156 U.S. Small Cap Equity Fund

Russell Investment Company
U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Ambarella, Inc. (Æ)(Ñ)	20,461	1,155	Infinera Corp. (Æ)(Ñ)	139,800	1,170
Amtech Systems, Inc. (Æ)	26,381	384	Insight Enterprises, Inc. (Æ)	33,600	1,514
Anixter International, Inc. (Æ)	12,869	885	InterXion Holding NV(Æ)	16,219	866
Apptio, Inc. Class A(Æ)	43,346	1,051	KEYW Holding Corp. (The)(Æ)(Ñ)	215,400	1,626
ARC Document Solutions, Inc. (Æ)	358,265	1,583	Kimball Electronics, Inc. (Æ)	106,771	2,349
Aspen Technology, Inc. (Æ)	43,446	2,803	KVH Industries, Inc. (Æ)	8,811	102
Asure Software, Inc. (Æ)(Ñ)	73,167	825	Lattice Semiconductor Corp. (Æ)	19,100	112
Avid Technology, Inc. (Æ)	88,157	391	Leidos Holdings, Inc.	73,516	4,596
Bazaarvoice, Inc. (Æ)	666,545	3,216	Liberty Expedia Holdings, Inc. Class A(Æ)	21,356	985
Bel Fuse, Inc. Class B	42,428	1,372	Liberty Interactive Corp. (Æ)	99,555	5,671
Benchmark Electronics, Inc. (Æ)	73,533	2,276	LivePerson, Inc. (Æ)	13,000	183
Blackbaud, Inc.	12,095	1,225	LogMeIn, Inc.	19,116	2,314
Blackline, Inc. (Æ)(Ñ)	37,003	1,314	Lumentum Holdings, Inc. (Æ)	21,205	1,339
Blucora, Inc. (Æ)	29,608	642	Magnachip Semiconductor Corp. (Æ)(Ñ)	68,974	714
Brightcove, Inc. (Æ)	7,700	62	ManTech International Corp. Class A	32,568	1,511
CACI International, Inc. Class A(Æ)	7,971	1,146	Mattersight Corp. (Æ)(Ñ)	394,600	1,026
CalAmp Corp. (Æ)	340,819	7,746	Mercury Systems, Inc. (Æ)	22,341	1,128
Calix, Inc. (Æ)	65,714	361	Methode Electronics, Inc.	24,145	1,132
Callidus Software, Inc. (Æ)	248,081	6,289	MicroStrategy, Inc. Class A(Æ)	5,720	757
Carbonite, Inc. (Æ)	262,964	5,969	Mimecast, Ltd. (Æ)	111,628	3,548
Cars. com, Inc. (Æ)(Ñ)	89,378	2,129	Mindbody Inc. Class A(Æ)	30,917	997
Cavium, Inc. (Æ)	62,530	4,314	MiX Telematics, Ltd. - ADR(Ñ)	137,500	1,400
CEVA, Inc. (Æ)	46,011	2,223	MKS Instruments, Inc.	12,949	1,407
Ciena Corp. (Æ)	45,299	964	MobileIron, Inc. (Æ)	113,434	437
Cirrus Logic, Inc. (Æ)	34,923	1,955	Model N, Inc. (Æ)	64,322	936
Coherent, Inc. (Æ)	6,379	1,676	MongoDB, Inc. (Æ)	14,630	446
Cohu, Inc.	43,041	1,110	Monolithic Power Systems, Inc.	13,780	1,677
CommerceHub, Inc. Class A(Æ)(Ñ)	53,344	1,191	Nanometrics, Inc. (Æ)	28,410	803
CommerceHub, Inc. Class C(Æ)	142,036	3,029	NeoPhotonics Corp. (Æ)(Ñ)	132,500	690
CommVault Systems, Inc. (Æ)	30,900	1,609	NIC, Inc.	161,983	2,754
Conduent, Inc. (Æ)	268,875	4,162	Nice, Ltd. - ADR	5,460	455
Cornerstone OnDemand, Inc. (Æ)	104,793	4,020	Nutanix, Inc. Class A(Æ)(Ñ)	50,857	1,449
Coupa Software, Inc. (Æ)	8,738	304	Ooma, Inc. (Æ)	273,691	2,874
Cray, Inc. (Æ)	48,800	1,008	Orbotech, Ltd. (Æ)	41,303	1,847
Cree, Inc. (Æ)	33,626	1,200	PC Connection, Inc.	38,885	1,050
CSG Systems International, Inc.	27,017	1,144	PC-Telephone, Inc.	4,179	28
CTS Corp.	41,465	1,128	PDF Solutions, Inc. (Æ)(Å)	329,672	4,830
Daktronics, Inc.	11,700	120	Perceptron, Inc. (Æ)	8,100	62
Diebold Nixdorf, Inc. (Ñ)	232,448	4,486	Perficient, Inc. (Æ)	194,955	3,792
Digi International, Inc. (Æ)	46,525	484	Photronics, Inc. (Æ)	70,483	684
Digital Turbine, Inc. (Æ)(Ñ)	39,967	63	Pixelworks, Inc. (Æ)	58,077	325
Diodes, Inc. (Æ)	88,330	3,034	Plantronics, Inc.	43,051	1,953
DSP Group, Inc. (Æ)	30,899	414	Plexus Corp. (Æ)	16,459	1,011
Electro Scientific Industries, Inc. (Æ)	34,339	614	Power Integrations, Inc.	67,323	5,409
Ellie Mae, Inc. (Æ)	14,356	1,291	Progress Software Corp.	31,300	1,325
EPAM Systems, Inc. (Æ)	12,936	1,179	Proofpoint, Inc. (Æ)	36,300	3,354
ePlus, Inc. (Æ)	9,257	885	Q2 Holdings, Inc. (Æ)	53,912	2,294
Everbridge, Inc. (Æ)	23,389	623	QAD, Inc. Class A	53,380	1,975
Finisar Corp. (Æ)	115,068	2,709	Quantenna Communications, Inc. (Æ)	42,625	660
FireEye, Inc. (Æ)(Ñ)	362,466	6,132	Quantum Corp. (Æ)	73,746	391
Five9, Inc. (Æ)	462,790	11,675	RADCOM, Ltd. (Æ)(Ñ)	51,563	1,047
Fusion Telecommunications International,			Radisys Corp. (Æ)	18,500	24
Inc. (Æ)	307,520	852	Rambus, Inc. (Æ)	66,371	976
Glu Mobile, Inc. (Æ)	90,500	363	Rapid7, Inc. (Æ)	40,351	730
GrubHub, Inc. (Æ)(Ñ)	27,537	1,680	RealPage, Inc. (Æ)	91,082	3,944
GTT Communications, Inc. (Æ)	49,606	1,808	Revolution Lighting Technologies, Inc. (Æ)(Ñ)	53,545	298
Harmonic, Inc. (Æ)(Ñ)	151,524	561	Rogers Corp. (Æ)	13,981	2,126
Hortonworks, Inc. (Æ)	100,976	1,667	Rubicon Project, Inc. (The)(Æ)	64,800	231

See accompanying notes which are an integral part of the financial statements.

U.S. Small Cap Equity Fund 157

Russell Investment Company
U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($) or	Value			Amount ($) or	Value
	Shares	$			Shares	$
Rudolph Technologies, Inc. (Æ)	23,215	644		Portland General Electric Co.	64,610	3,084
Sanmina Corp. (Æ)	30,189	988		Pure Cycle Corp. (Æ)	61,610	468
ScanSource, Inc. (Æ)	41,837	1,797		Resolute Energy Corp. (Æ)(Ñ)	56,576	1,699
Science Applications International Corp.	40,799	2,992		RingCentral, Inc. Class A(Æ)	86,189	3,633
Seachange International, Inc. (Æ)	23,300	62		SilverBow Resources, Inc. (Æ)(Ñ)	1,700	38
Semtech Corp. (Æ)	12,567	516		South Jersey Industries, Inc.	53,499	1,817
ShotSpotter, Inc. (Æ)(Ñ)	48,323	830		Southwest Gas Holdings, Inc.	29,918	2,465
Sigma Designs, Inc. (Æ)	53,272	322		Telephone & Data Systems, Inc.	9,500	277
Sonus Networks, Inc. (Æ)	150,600	1,175		Unitil Corp.	12,900	671
Stratasys, Ltd. (Æ)(Ñ)	30,800	694		US Cellular Corp. (Æ)	7,050	258
Super Micro Computer, Inc. (Æ)	33,710	671		Vistra Energy Corp. (Ñ)	321,627	6,252
Synaptics, Inc. (Æ)	14,540	540		WGL Holdings, Inc.	14,163	1,214
Synchronoss Technologies, Inc. (Æ)	18,100	205				74,693
SYNNEX Corp.	22,348	3,014

Tech Data Corp. (Æ)	40,205	3,730		Total Common Stocks
TeleNav, Inc. (Æ)	120,158	775
Tyler Technologies, Inc. (Æ)	2,839	503		(cost $1,557,825)		1,878,370
Ultra Clean Holdings(Æ)	21,081	538
Universal Display Corp. (Ñ)	7,981	1,169		Investments in Other Funds - 0.1%
USA Technologies, Inc. (Æ)	242,371	1,539		Financial Services - 0.1%
Varonis Systems, Inc. (Æ)	93,471	4,075		SPDR S&P Biotech ETF	31,840	2,663
Veeco Instruments, Inc. (Æ)	64,741	1,169		Total Investments in Other Funds
Verint Systems, Inc. (Æ)	52,000	2,194		(cost $2,246)		2,663
Viavi Solutions, Inc. Class W(Æ)	187,340	1,739
Vocera Communications, Inc. (Æ)	50,799	1,434		Warrants & Rights - 0.0%
Workiva, Inc. (Æ)	2,200	49		TETRA Technologies, Inc. (Æ)(Š)
Xperi Corp.	251,843	5,792		2021 Warrants	93,700	65
Zynga, Inc. Class A(Æ)	90,100	351
		258,424		Total Warrants & Rights
				(cost $21)		65
Utilities - 3.8%
8x8, Inc. (Æ)	75,866	1,013
Algonquin Power & Utilities Corp.	334,336	3,574	Short	-Term Investments - 5.3%
				U. S. Cash Management Fund(@)	103,036,361(8)	103,047
ALLETE, Inc.	25,942	2,033
American States Water Co.	100,780	5,417		United States Treasury Bills
Black Hills Corp. (Ñ)	17,012	1,110		1.136% due 02/15/18 (~)(§)	3,200	3,189
Boingo Wireless, Inc. (Æ)	277,305	6,483		Total Short-Term Investments
Bonanza Creek Energy, Inc. (Æ)	13,708	464		(cost $106,237)		106,236
Chesapeake Utilities Corp.	2,700	217
Cogent Communications Holdings, Inc.	77,523	4,178		Other Securities - 7.2%
Comstock Resources, Inc. (Æ)	59,041	279		U. S. Cash Collateral Fund(×)(@)	144,156,256(8)	144,156
Consolidated Water Co. , Ltd.	5,000	62		Total Other Securities
Dynegy, Inc. Class A(Æ)	125,820	1,566		(cost $144,156)		144,156
El Paso Electric Co.	11,700	673
Extraction Oil & Gas, Inc. (Æ)(Ñ)	50,000	798
Gogo, Inc. (Æ)(Ñ)	71,430	710		Total Investments 107.0%
Idacorp, Inc.	13,981	1,287		(identified cost $1,810,485)		2,131,490
j2 Global, Inc.	87,252	6,469
Midstates Petroleum Co. , Inc. (Æ)	132,453	2,020		Other Assets and Liabilities, Net
New Jersey Resources Corp.	26,484	1,177	-	(7.0%)		(140,317)
Northwest Natural Gas Co.	31,118	2,065		Net Assets - 100.0%		1,991,173
NorthWestern Corp.	13,000	771
NRG Yield, Inc. Class A	218,899	4,017
NRG Yield, Inc. Class C	62,304	1,159
ONE Gas, Inc.	29,539	2,273
Ormat Technologies, Inc.	13,923	904
Otter Tail Corp.	20,199	928
PNM Resources, Inc.	26,952	1,170

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
0.9%
Charter Financial Corp.	09/25/14	53,192	11.00	585	1,020
Hallmark Financial Services, Inc.	06/08/15	12,516	11.29	141	145
InnerWorkings, Inc.	03/30/16	64,695	8.98	581	704
NeoGenomics, Inc.	03/29/17	824,374	8.45	6,969	7,148
PDF Solutions, Inc.	05/04/12	76,918	12.90	992	1,127
Pzena Investment Management, Inc.	03/29/17	181,418	9.93	1,802	2,141
SeaSpine Holdings Corp.	03/29/17	156,966	8.80	1,381	1,573
Silvercrest Asset Management Group, Inc.	09/22/17	91,400	13.81	1,262	1,490
State Bank Financial Corp.	07/25/17	29,856	27.76	829	863
United Financial Bancorp, Inc.	09/12/13	47,395	12.77	605	868
					17,079
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts
Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
			Number of	Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$
Long Positions
Russell 2000 Mini Index Futures			941	USD	70,702	12/17	2,244
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							2,244

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$266,704	$—	$—		$—	$266,704	13.4
Consumer Staples	68,506	—	—		—	68,506	3.4
Energy	60,169	—	—		—	60,169	3.0
Financial Services	488,346	—	—		—	488,346	24.5
Health Care	223,900	—	—		—	223,900	11.3
Materials and Processing	140,213	—	—		—	140,213	7.0
Producer Durables	297,415	—	—		—	297,415	15.0
Technology	258,424	—	—		—	258,424	13.0
Utilities	74,693	—	—		—	74,693	3.8
Investments in Other Funds	2,663	—	—		—	2,663	0.1
Warrants & Rights	—	—	65		—	65	— *
Short-Term Investments	—	3,189	—		103,047	106,236	5.3
Other Securities	—	—	—		144,156	144,156	7.2
Total Investments	1,881,033	3,189	65		247,203	2,131,490	107.0
Other Assets and Liabilities, Net							(7.0)
							100.0

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Other Financial Instruments
Assets
Futures Contracts	2,244	—	—	—	2,244	0.1

Total Other Financial Instruments**	$2,244	$—	$—	$—	$2,244

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2017, were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$2,244

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$15,481

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$4,987

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$137,968	$—	$137,968
Futures Contracts	Variation margin on futures contracts	461	—	461
Total Financial and Derivative Assets		138,429	—	138,429
Financial and Derivative Assets not subject to a netting agreement		(461)	—	(461)
Total Financial and Derivative Assets subject to a netting agreement		$137,968	$—	$137,968

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Barclays	$4,461	$—	$4,461	$—
Citigroup	20,347	—	20,347	—
Credit Suisse	6,391	—	6,391	—
Deutsche Bank	5,621	—	5,621	—
Goldman Sachs	26,288	—	26,288	—
HSBC	7,563	—	7,563	—
Merrill Lynch	65,737	—	65,737	—
Societe Generale	1,560	—	1,560	—
Total	$137,968	$—	$137,968	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$1,810,485
Investments, at fair value(*)(>)	2,131,490
Cash	49
Receivables:
Dividends and interest	429
Dividends from affiliated funds	118
Investments sold	17,990
Fund shares sold	1,899
Variation margin on futures contracts	461
Prepaid expenses	1
Total assets	2,152,437

Liabilities
Payables:
Investments purchased	14,089
Fund shares redeemed	1,156
Accrued fees to affiliates	1,539
Other accrued expenses	324
Payable upon return of securities loaned	144,156
Total liabilities	161,264

Net Assets	$1,991,173

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$308
Accumulated net realized gain (loss)	181,371
Unrealized appreciation (depreciation) on:
Investments	321,005
Futures contracts	2,244
Shares of beneficial interest	575
Additional paid-in capital	1,485,670
Net Assets	$1,991,173

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$34.30
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$36.39
Class A — Net assets	$18,935,094
Class A — Shares outstanding ($. 01 par value)	552,109
Net asset value per share: Class C(#)	$32.48
Class C — Net assets	$21,072,171
Class C — Shares outstanding ($. 01 par value)	648,704
Net asset value per share: Class E(#)	$34.48
Class E — Net assets	$2,888,682
Class E — Shares outstanding ($. 01 par value)	83,789
Net asset value per share: Class M(#)	$34.66
Class M — Net assets	$28,644,087
Class M — Shares outstanding ($. 01 par value)	826,472
Net asset value per share: Class R6(#)	$34.67
Class R6 — Net assets	$2,787,633
Class R6 — Shares outstanding ($. 01 par value)	80,395
Net asset value per share: Class S(#)	$34.64
Class S — Net assets	$1,488,373,151
Class S — Shares outstanding ($. 01 par value)	42,967,180
Net asset value per share: Class Y(#)	$34.69
Class Y — Net assets	$428,471,845
Class Y — Shares outstanding ($. 01 par value)	12,353,028
Amounts in thousands
(*) Securities on loan included in investments	$137,968
(>) Investments in affiliates, U. S. Cash Management Fund and U. S. Cash Collateral Fund	$247,203

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

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U.S. Small Cap Equity Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$19,464
Dividends from affiliated funds	978
Interest	35
Securities lending income (net)	529
Securities lending income from affiliated Russell funds (net)	1,177
Total investment income	22,183

Expenses
Advisory fees	12,995
Administrative fees	895
Custodian fees	264
Distribution fees - Class A	49
Distribution fees - Class C	172
Transfer agent fees - Class A	39
Transfer agent fees - Class C	46
Transfer agent fees - Class E	17
Transfer agent fees - Class I(1)	184
Transfer agent fees - Class M	9
Transfer agent fees - Class R6	1
Transfer agent fees - Class S	2,455
Transfer agent fees - Class Y	20
Professional fees	117
Registration fees	145
Shareholder servicing fees - Class C	58
Shareholder servicing fees - Class E	22
Trustees’ fees	59
Printing fees	247
Miscellaneous	42
Expenses before reductions	17,836
Expense reductions	(362)
Net expenses	17,474
Net investment income (loss)	4,709

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	241,773
Investments in affiliated funds	19
Futures contracts	15,481
Net realized gain (loss)	257,273
Net change in unrealized appreciation (depreciation) on:
Investments	167,264
Investments in affiliated funds	(14)
Futures contracts	4,987
Net change in unrealized appreciation (depreciation)	172,237
Net realized and unrealized gain (loss)	429,510
Net Increase (Decrease) in Net Assets from Operations	$434,219

(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification) .

See accompanying notes which are an integral part of the financial statements.

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,709	$12,020
Net realized gain (loss)	257,273	3,616
Net change in unrealized appreciation (depreciation)	172,237	56,756
Net increase (decrease) in net assets from operations	434,219	72,392

Distributions
From net investment income
Class A	(63)	(100)
Class C	(—)**	(—)**
Class E	(60)	(125)
Class I(1)	(930)	(1,284)
Class R6	(3)	—
Class S	(5,911)	(8,818)
Class Y	(2,657)	(4,165)
From net realized gain
Class A	(47)	(1,532)
Class C	(54)	(1,864)
Class E	(56)	(2,105)
Class I(1)	(334)	(10,846)
Class R6	(1)	—
Class S	(2,479)	(87,215)
Class Y	(805)	(30,120)
Net decrease in net assets from distributions	(13,400)	(148,174)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(120,048)	(304,068)
Total Net Increase (Decrease) in Net Assets	300,771	(379,850)

Net Assets
Beginning of period	1,690,402	2,070,252
End of period	$1,991,173	$1,690,402
Undistributed (overdistributed) net investment income included in net assets	$308	$5,241

(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification) .
** Less than $500.

See accompanying notes which are an integral part of the financial statements.

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Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	49	$1,552	59	$1,581
Proceeds from reinvestment of distributions	4	110	63	1,614
Payments for shares redeemed	(253)	(7,957)	(196)	(5,087)
Net increase (decrease)	(200)	(6,295)	(74)	(1,892)
Class C
Proceeds from shares sold	28	841	38	963
Proceeds from reinvestment of distributions	2	54	76	1,852
Payments for shares redeemed	(245)	(7,386)	(275)	(6,875)
Net increase (decrease)	(215)	(6,491)	(161)	(4,060)
Class E
Proceeds from shares sold	40	1,253	111	2,874
Proceeds from reinvestment of distributions	4	112	83	2,132
Payments for shares redeemed	(840)	(26,211)	(456)	(12,375)
Net increase (decrease)	(796)	(24,846)	(262)	(7,369)
Class I(1)
Proceeds from shares sold	279	8,816	837	21,825
Proceeds from reinvestment of distributions	39	1,235	461	11,869
Payments for shares redeemed	(5,680)	(180,221)	(1,995)	(53,194)
Net increase (decrease)	(5,362)	(170,170)	(697)	(19,500)
Class M(2)
Proceeds from shares sold	850	28,360	—	—
Payments for shares redeemed	(24)	(815)	—	—
Net increase (decrease)	826	27,545	—	—
Class R6
Proceeds from shares sold	71	2,219	17	444
Proceeds from reinvestment of distributions	— **	4	—	—
Payments for shares redeemed	(5)	(158)	(2)	(75)
Net increase (decrease)	66	2,065	15	369
Class S
Proceeds from shares sold	14,881	478,976	7,389	197,236
Proceeds from reinvestment of distributions	264	8,330	3,721	95,360
Payments for shares redeemed	(11,482)	(366,206)	(18,521)	(493,294)
Net increase (decrease)	3,663	121,100	(7,411)	(200,698)
Class Y
Proceeds from shares sold	5,313	171,740	397	10,136
Proceeds from reinvestment of distributions	110	3,462	1,338	34,285
Payments for shares redeemed	(7,211)	(238,158)	(4,243)	(115,339)
Net increase (decrease)	(1,788)	(62,956)	(2,508)	(70,918)
Total increase (decrease)	(3,806)	$(120,048)	(11,098)	$(304,068)

(1)  For the period November 1, 2016 to August 18, 2017 (date of reclassification).
(2)  For the period March 17, 2017 (commencement of operation) to October 31, 2017.
** Less than 500 shares.

See accompanying notes which are an integral part of the financial statements.

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Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	27.32	(. 01)	7.14	7.13	(. 09)	(. 06)
October 31, 2016	28.33	. 10	. 88	. 98	(. 12)	(1.87)
October 31, 2015	30.93	. 06	(. 50)	(. 44)	(. 02)	(2.14)
October 31, 2014	33.31	. 04	2.13	2.17	(. 05)	(4.50)
October 31, 2013	23.77	. 16	9.55	9.71	(. 17)	—

Class C
October 31, 2017	26.00	(. 24)	6.78	6.54	—	(. 06)
October 31, 2016	27.13	(. 10)	. 84	. 74	—	(1.87)
October 31, 2015	29.89	(. 16)	(. 46)	(. 62)	—	(2.14)
October 31, 2014	32.51	(. 20)	2.08	1.88	—	(4.50)
October 31, 2013	23.22	(. 04)	9.33	9.29	—	—

Class E
October 31, 2017	27.45	. 07	7.09	7.16	(. 07)	(. 06)
October 31, 2016	28.45	. 10	. 88	. 98	(. 11)	(1.87)
October 31, 2015	31.03	. 06	(. 49)	(. 43)	(. 01)	(2.14)
October 31, 2014	33.39	. 04	2.13	2.17	(. 03)	(4.50)
October 31, 2013	23.84	. 17	9.56	9.73	(. 18)	—

Class M
October 31, 2017(9)	31.94	. 01	2.71	2.72	—	—

Class R6
October 31, 2017	27.61	. 09	7.24	7.33	(. 21)	(. 06)
October 31, 2016(5)	23.87	. 13	3.61	3.74	—	—

Class S
October 31, 2017	27.57	. 07	7.22	7.29	(. 16)	(. 06)
October 31, 2016	28.59	. 16	. 89	1.05	(. 20)	(1.87)
October 31, 2015	31.19	. 14	(. 51)	(. 37)	(. 09)	(2.14)
October 31, 2014	33.53	. 10	2.17	2.27	(. 11)	(4.50)
October 31, 2013	23.94	. 23	9.59	9.82	(. 23)	—

Class Y
October 31, 2017	27.61	. 13	7.23	7.36	(. 22)	(. 06)
October 31, 2016	28.64	. 22	. 88	1.10	(. 26)	(1.87)
October 31, 2015	31.24	. 20	(. 51)	(. 31)	(. 15)	(2.14)
October 31, 2014	33.58	. 17	2.16	2.33	(. 17)	(4.50)
October 31, 2013	23.97	. 32	9.57	9.89	(. 28)	—

See accompanying notes which are an integral part of the financial statements.

168 U.S. Small Cap Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)(l)	Net(d)(e)(l)	Net Assets(d)(e)	Turnover Rate(b)(k)

(. 15)	34.30	26.15	18,935	1.25	1.25	(. 04)	109
(1.99)	27.32	3.99	20,554	1.25	1.25	. 37	98
(2.16)	28.33	(1.72)	23,410	1.25	1.25	. 20	95
(4.55)	30.93	6.70	25,406	1.25	1.25	. 09	86
(. 17)	33.31	41.08	23,677	1.25	1.25	. 58	111

(. 06)	32.48	25.19	21,072	2.00	2.00	(. 79)	109
(1.87)	26.00	3.19	22,459	2.00	2.00	(. 38)	98
(2.14)	27.13	(2.42)	27,794	2.00	2.00	(. 55)	95
(4.50)	29.89	5.91	33,003	2.00	2.00	(. 66)	86
—	32.51	40.01	32,285	2.00	2.00	(. 15)	111

(. 13)	34.48	26.14	2,889	1.25	1.25	. 21	109
(1.98)	27.45	3.96	24,161	1.25	1.25	. 36	98
(2.15)	28.45	(1.68)	32,486	1.25	1.25	. 20	95
(4.53)	31.03	6.71	42,588	1.25	1.25	. 09	86
(. 18)	33.39	41.10	32,126	1.24	1.23	. 60	111

—	34.66	8.52	28,644	1.00	. 86	. 03	109

(. 27)	34.67	26.69	2,788	. 85	. 83	. 28	109
—	27.61	15.67	401	. 85	. 83	. 68	98

(. 22)	34.64	26.51	1,488,373	1.00	. 97	. 22	109
(2.07)	27.57	4.22	1,083,721	1.00	1.00	. 62	98
(2.23)	28.59	(1.46)	1,335,636	1.00	1.00	. 45	95
(4.61)	31.19	7.01	1,512,046	1.00	1.00	. 33	86
(. 23)	33.53	41.38	1,034,016	1.00	1.00	. 81	111

(. 28)	34.69	26.74	428,472	. 80	. 80	. 40	109
(2.13)	27.61	4.42	390,468	. 80	. 80	. 81	98
(2.29)	28.64	(1.26)	476,814	. 80	. 80	. 65	95
(4.67)	31.24	7.17	638,778	. 80	. 80	. 51	86
(. 28)	33.58	41.67	327,958	. 80	. 80	1.13	111

See accompanying notes which are an integral part of the financial statements.

U.S. Small Cap Equity Fund 169

Russell Investment Company
U.S. Small Cap Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$1,212,672
Administration fees	83,311
Distribution fees	17,726
Shareholder servicing fees	5,181
Transfer agent fees	212,988
Trustee fees	6,797
$1,538,675

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Collateral Fund	$85,476	$537,879	$479,199	$—	$—	$144,156	$1,177	$—
U. S. Cash Management Fund	90,997	1,197,022	1,184,977	19	(14)	103,047	978	—
	$176,473	$1,734,901	$1,664,176	$19	$(14)	$247,203	$2,155	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$1,846,854,977
Unrealized Appreciation	$329,753,946
Unrealized Depreciation	(45,119,032)
Net Unrealized Appreciation (Depreciation)	$284,634,914
Undistributed Ordinary Income	$88,412,968
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$131,880,313
Tax Composition of Distributions
Ordinary Income	$9,624,116
Long-Term Capital Gains	$3,776,552

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(18)
Accumulated net realized gain (loss)	(44,888)
Additional paid-in capital	44,906

See accompanying notes which are an integral part of the financial statements.

170 U.S. Small Cap Equity Fund

Russell Investment Company
International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

International Developed Markets Fund - Class A‡			International Developed Markets Fund - Class Y
	Total			Total
	Return			Return
1 Year	16.21%		1 Year	23.84%
5 Years	7.20	%§	5 Years	8.96	%§
10 Years	(0.29	)%§	10 Years	0.72	%§

International Developed Markets Fund - Class C‡‡			Russell Developed ex-U. S. Large Cap® Index Net**
	Total			Total
	Return			Return
1 Year	22.37%		1 Year	23.12%
5 Years	7.66	%§	5 Years	8.25	%§
			10 Years	1.26	%§
10 Years	(0.38	)%§
			International Developed Markets Linked Benchmark ***
International Developed Markets Fund - Class E				Total
	Total			Return
	Return		1 Year	23.12%
1 Year	23.24%		5 Years	8.25	%§
			10 Years	0.95	%§
5 Years	8.47	%§
10 Years	0.34	%§

International Developed Markets Fund - Class M‡‡‡
	Total
	Return
1 Year	23.70%
5 Years	8.76	%§
10 Years	0.57	%§

International Developed Markets Fund - Class S‡‡‡‡
	Total
	Return
1 Year	23.64%
5 Years	8.75	%§
10 Years	0.56	%§

International Developed Markets Fund 171

Russell Investment Company
International Developed Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The International Developed Markets Fund (the “Fund”) employs	overweight to technology contributed positively, but was partly
a multi-manager approach whereby portions of the Fund are	offset by a modest overweight to energy and an underweight to
allocated to different money manager strategies. Fund assets not	materials.
allocated to money managers are managed by Russell Investment	Amid the improving global growth outlook, value and growth
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	factors outperformed during the fiscal year as investors
the allocation of the Fund’s assets among money managers at	chased cheaper, cyclical stocks and stocks with high earnings
any time. An exemptive order from the Securities and Exchange	expectations. The rotation away from lower volatility sectors and
Commission (“SEC”) permits RIM to engage or terminate a money	into more dynamic areas of the market was a continuing theme
manager at any time, subject to approval by the Fund’s Board,	throughout the year. The Fund’s dynamic value orientation was
without a shareholder vote. Pursuant to the terms of the exemptive	broadly additive to performance in this environment.
order, the Fund is required to notify its shareholders within 90
days of when a money manager begins providing services. As of	How did the investment strategies and techniques employed
October 31, 2017, the Fund had five money managers.	by the Fund and its money managers affect its benchmark-

What is the Fund’s investment objective?	relative performance?
The Fund seeks to provide long-term capital growth.	The Fund outperformed its benchmark for the one-year period
ending October 31, 2017, with the exception of the Fund’s Class C
How did the Fund perform relative to its benchmark for the	Shares. The Fund’s dynamic value orientation was broadly additive
fiscal year ended October 31, 2017?	to performance. The Fund’s overweight to technology contributed
For the fiscal year ended October 31, 2017, the Fund’s Class A,	positively, but was partly offset by a modest overweight to energy
Class C, Class E, Class M, Class S and Class Y Shares gained	and an underweight to materials. The Fund’s underweights to
23.30%, 22.37%, 23.24%, 23.70%, 23.64% and 23.84%,	Australia, Canada and the UK were favorable, partly offset by
respectively. This is compared to the Fund’s benchmark, the	an underweight to Asia ex-Japan. Stock selection from managers
Russell Developed ex-U. S. Large Cap® Index (Net), which gained	contributed positively to benchmark-relative performance.
23.12% during the same period. The Fund’s performance includes	The Fund employs discretionary and non-discretionary money
operating expenses, whereas index returns are unmanaged and	managers. The Fund’s discretionary money managers select the
do not include expenses of any kind. For Share Classes with	individual portfolio securities for the assets assigned to them.
inception dates after November 1, 2016, annual returns reflect the	The Fund’s non-discretionary money managers provide a model
returns of other Share Classes of the Fund for the period prior to	portfolio to RIM representing their investment recommendations,
inception. Please refer to the footnotes at the end of the Portfolio	based upon which RIM purchases and sells securities for the
Management Discussion and Analysis, as applicable.	Fund. Fund assets not allocated to discretionary money managers
For the fiscal year ended October 31, 2017, the Morningstar®	include assets managed by RIM based upon model portfolios
Foreign Large Blend Category, a group of funds that Morningstar	provided by non-discretionary money managers, the Fund’s cash
considers to have investment strategies similar to those of the	balances and assets which may be managed directly by RIM to
Fund, gained 22.43%. This result serves as a peer comparison	effect the Fund’s investment strategies and/or to actively manage
and is expressed net of operating expenses.	the Fund’s overall exposures by investing in securities or other instruments that RIM believes will achieve the desired risk/
How did the market conditions described in the Market	return profile for the Fund.
Summary report affect the Fund’s performance?	With respect to certain of the Fund’s money managers, GQG
Europe ex-UK and Asia ex-Japan were the stand out non-U. S.	Partners, LLC (“GQG”) was the top performing manager during
developed markets over the period, while the UK, Australia	the portion of the fiscal year in which they were a manager in the
and Canada were the biggest laggards. Improving economic	Fund and outperformed the Fund’s benchmark. Stock selection
fundamentals in both regions were tailwinds over the fiscal year.	was one of the key drivers of excess returns, partly offset by factor
The Fund’s underweights to Australia, Canada and the UK were	headwinds due to the manager’s defensive orientation.
favorable, partly offset by an underweight to Asia ex-Japan.
Wellington Management Company, LLP (“Wellington”) faced
In terms of sector returns within the Index for the fiscal year,	headwinds and was the weakest performing manager for the
cyclical sectors and sectors with high growth expectations such	period, though marginally outperformed the Fund’s benchmark.
as industrials and technology had the strongest outperformance.	The manager’s underweight to financials and modest overweight
Defensive and commodity sectors, especially consumer staples,	to health care detracted. These were partially offset by tailwinds
health care and energy, were the biggest laggards. The Fund’s	from their growth and momentum exposures.

172 International Developed Markets Fund

Russell Investment Company
International Developed Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

RIM manages a multi-factor positioning strategy that aims to	Investors LLC to provide an increased emphasis on lower volatility.
increase the Fund’s value exposure while moderating volatility	The objective of these changes was to improve the Fund's excess
exposure and expressing RIM’s total preferred positioning across	return potential.
multiple factors and sectors. The strategy uses the output from a
quantitative model to purchase a stock portfolio expressing these	Money Managers as of October 31,
views. The positioning strategy’s benchmark-relative performance	2017	Styles
was modestly negative for the period, as the strategy’s underweight	Barrow, Hanley, Mewhinney & Strauss, LLC	Value
to volatility detracted.	GQG Partners, LLC	Growth
	Numeric Investors LLC	Market Oriented
In addition, RIM utilized equity futures and currency forward	Pzena Investment Management, LLC	Value
contracts in order to position the portfolio to meet RIM’s overall	Wellington Management Company, LLP	Growth
preferred positioning with respect to country and currency	The views expressed in this report reflect those of the
exposures. This strategy marginally added value during the fiscal	portfolio managers only through the end of the period
year.	covered by the report. These views do not necessarily
represent the views of RIM or any other person in RIM or
During the period, RIM used index futures contracts to equitize	any other affiliated organization. These views are subject to
the Fund’s cash. The decision to equitize cash was beneficial to	change at any time based upon market conditions or other
the Fund’s absolute performance for the fiscal year as the market	events, and RIM disclaims any responsibility to update the
produced a positive absolute return.	views contained herein. These views should not be relied on
Describe any changes to the Fund’s structure or the money	as investment advice and, because investment decisions for
manager line-up.	a Russell Investment Company (“RIC”) Fund are based on
In March 2017, RIM replaced growth manager MFS Institutional	numerous factors, should not be relied on as an indication
Advisors, Inc. with GQG and changed the mandate of Numeric	of investment decisions of any RIC Fund.

International Developed Markets Fund 173

Russell Investment Company
International Developed Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** Russell Developed ex-U.S. Large Cap® Index Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

*** The International Developed Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The International Developed Markets Linked Benchmark represents the returns of the
MSCI EAFE Index (net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Developed ex-U.S. Large Cap®
Index (net of tax on dividends from foreign holdings) thereafter.

‡ The Fund first issued Class A Shares on September 2, 2008.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008.  The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares.  Had they done so, the returns shown for those periods would have been lower.  Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares are the returns of the Fund’s Class S Shares for the periods
September 2, 2008 through March 16, 2017. The returns shown prior to September 2, 2008 are the returns of the Fund’s Class I Shares. Class M Shares will have substantially similar annual returns as the Class S and Class I Shares because the Shares of each Class are invested in the same portfolio of securities.
Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S and Class I Shares. Class I
Shares are no longer offered and were reclassified as S Shares on August 18, 2017.

‡‡‡‡ The Fund first issued Class S Shares on September 2, 2008.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares. Class I
Shares are no longer offered and were reclassified as S Shares on August 18, 2017.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

174 International Developed Markets Fund

Russell Investment Company
International Developed Markets Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,106.70	$1,018.90
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$6.64	$6.36

Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.25%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,102.30	$1,015.12
	Expenses Paid During Period*	$10.60	$10.16
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.00%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,106.60	$1,018.90
of other funds.	Expenses Paid During Period*	$6.64	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

International Developed Markets Fund 175

Russell Investment Company
International Developed Markets Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,108.70	$1,020.82
Expenses Paid During Period*	$4.62	$4.43

* Expenses are equal to the Fund's annualized expense ratio of 0.87%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,108.20	$1,020.37
Expenses Paid During Period*	$5.10	$4.89

* Expenses are equal to the Fund's annualized expense ratio of 0.96%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,109.00	$1,021.12
Expenses Paid During Period*	$4.31	$4.13

* Expenses are equal to the Fund's annualized expense ratio of 0.81%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

176 International Developed Markets Fund

Russell Investment Company
International Developed Markets Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 92.7%			Brazil - 0.3%
Australia - 3.8%			BM&FBovespa SA - Bolsa de Valores
AGL Energy, Ltd.	361,587	7,000	Mercadorias e Futuros(Æ)	626,009	4,574
Aristocrat Leisure, Ltd.	585,236	10,559	Cielo SA	594,820	4,069
Australia & New Zealand Banking			Embraer SA - ADR	27,200	521
Group, Ltd. - ADR	151,767	3,479			9,164
BGP Holdings PLC(Å)(Æ)(Š)	559,805	—
BHP Billiton, Ltd. - ADR	101,178	2,069	Canada - 4.4%
Brambles, Ltd.	174,112	1,262	Air Canada Class B(Æ)	6,700	133
Caltex Australia, Ltd.	133,630	3,512	Atco, Ltd. Class I	22,400	812
Coca-Cola Amatil, Ltd.	108,400	678	Bank of Montreal	95,850	7,342
Commonwealth Bank of Australia - ADR	129,060	7,675	Bank of Nova Scotia (The)	107,956	6,968
CSL, Ltd.	77,848	8,302	BCE, Inc.	51,904	2,397
Dexus Property Group(Æ)(ö)	168,900	1,264	Brookfield Asset Management, Inc.
GPT Group (The)(ö)	102,630	400	Class A	136,575	5,729
Investa Office Fund(ö)	24,800	85	BRP, Inc.	5,400	181
Macquarie Group, Ltd.	192,058	14,490	CAE, Inc.	70,000	1,240
Metcash, Ltd.	133,600	275	Canadian Imperial Bank of Commerce	82,124	7,229
Mirvac Group(ö)	1,020,700	1,888	Canadian Real Estate Investment
National Australia Bank, Ltd. - ADR	141,401	3,549	Trust(ö)	7,900	285
Newcrest Mining, Ltd.	277,500	4,734	Canadian Tire Corp. , Ltd. Class A	10,075	1,236
Northern Star Resources, Ltd.	38,700	153	CI Financial Corp.	17,800	396
Qantas Airways, Ltd. (Æ)	1,143,200	5,428	Constellation Software, Inc.	2,200	1,252
QBE Insurance Group, Ltd.	536,100	4,387	Empire Co. , Ltd. Class A	59,300	1,026
Rio Tinto, Ltd. - ADR	31,397	1,675	Enbridge, Inc.	48,270	1,855
Sandfire Resources NL	140,379	622	Encana Corp.	422,817	4,946
Santos, Ltd. (Æ)	167,800	580	Fairfax Financial Holdings, Ltd.	5,100	2,686
Stockland(ö)	631,600	2,186	First Quantum Minerals, Ltd.	307,832	3,443
Telstra Corp. , Ltd.	628,362	1,705	George Weston, Ltd.	17,600	1,478
Treasury Wine Estates, Ltd.	89,500	1,079	Great-West Lifeco, Inc.	50,508	1,406
Vicinity Centres(ö)	1,525,302	3,095	H&R Real Estate Investment Trust(ö)	73,200	1,215
Wesfarmers, Ltd. (Æ)	279,190	8,950	IGM Financial, Inc.	31,866	1,123
Westfield Corp. (ö)	213,488	1,270	Imperial Oil, Ltd.	82,671	2,681
Westpac Banking Corp.	162,379	4,105	Intact Financial Corp.	52,146	4,263
Whitehaven Coal, Ltd.	194,000	558	Loblaw Cos. , Ltd.	77,500	4,000
Woolworths, Ltd.	200,797	3,980	Magna International, Inc. Class A	30,626	1,671
		110,994	Manulife Financial Corp.	332,199	6,680
			Maple Leaf Foods, Inc.	25,700	667
Austria - 0.4%			National Bank of Canada	69,700	3,383
Erste Group Bank AG(Æ)	163,417	7,022	Norbord, Inc.	15,900	573
Immofinanz AG(Æ)	495,305	1,252	Power Corp. of Canada	54,297	1,392
OMV AG	43,135	2,591	Quebecor, Inc. Class B	6,000	226
		10,865	RioCan Real Estate Investment Trust(ö)	89,500	1,698
			Rogers Communications, Inc. Class B	95,200	4,940
Belgium - 1.3%			Royal Bank of Canada - GDR	124,609	9,742
Ageas	93,195	4,523	Saputo, Inc. - ADR	31,900	1,152
Anheuser-Busch InBev SA	80,966	9,925	Seven Generations Energy, Ltd. Class
Colruyt SA(Ñ)	30,168	1,543	A(Æ)	74,366	1,123
Groupe Bruxelles Lambert SA	15,300	1,643	Smart Real Estate Investment Trust(ö)	21,400	481
KBC Groep NV	180,271	14,976	Stantec, Inc.	12,400	354
Proximus	16,460	547	Stars Group, Inc. (The)(Æ)	37,800	761
UCB SA	52,610	3,830	Sun Life Financial, Inc.	111,887	4,358
		36,987	Teck Resources, Ltd. Class B	49,211	1,006
			TELUS Corp.	132,700	4,806
Bermuda - 0.2%			Toronto Dominion Bank	295,073	16,773
XL Group, Ltd.	164,159	6,644	Trisura Group, Ltd. (Æ)	578	13

See accompanying notes which are an integral part of the financial statements.

International Developed Markets Fund 177

Russell Investment Company
International Developed Markets Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
West Fraser Timber Co. , Ltd.	17,098	1,040	Casino Guichard Perrachon SA	910	52
		128,161	Cie de Saint-Gobain	160,833	9,439
			Credit Agricole SA	509,759	8,903
Cayman Islands - 1.4%			Danone SA	32,308	2,641
CK Asset Holdings, Ltd.	684,500	5,630	Dassault Aviation SA	888	1,385
Melco Crown Entertainment, Ltd. - ADR	202,388	5,116	Derichebourg SA	62,642	668
Sands China, Ltd.	1,112,400	5,246	Engie SA	233,122	3,942
Sunny Optical Technology Group Co. ,			Faurecia	39,097	2,842
Ltd.	190,000	2,789	Gecina SA(ö)	9,155	1,487
Tencent Holdings, Ltd.	494,621	22,279	Hermes International	8,583	4,456
		41,060	Ipsen SA	2,716	328
			L'Oreal SA	37,543	8,358
China - 1.5%			LVMH Moet Hennessy Louis Vuitton
Alibaba Group Holding, Ltd. - ADR(Æ)	102,517	18,955	SE - ADR	7,258	2,166
JD. com, Inc. - ADR(Æ)	132,132	4,958	Mercialys SA(Ñ)(ö)	53,375	1,040
Lenovo Group, Ltd.	15,546,000	9,008	Natixis SA	74,341	583
Ping An Insurance Group Co. of China,			Neopost SA	2,720	100
Ltd. Class H	816,231	7,168	Orange SA - ADR	125,112	2,053
Weibo Corp. - ADR(Æ)	42,811	3,966	Peugeot SA	56,999	1,353
		44,055	Publicis Groupe SA - ADR	191,979	12,517
			Renault SA	27,251	2,705
Colombia - 0.1%			Rexel SA Class H	127,010	2,268
Ecopetrol SA - ADR(Ñ)	311,200	3,451	Safran SA	48,731	5,135
			Sanofi - ADR	217,064	20,565
Denmark - 1.6%			Schneider Electric SE(Æ)	184,158	16,153
AP Moller - Maersk A/S Class B	1,088	2,093	SCOR SE - ADR	59,427	2,469
Coloplast A/S Class B	22,429	1,972	Societe Generale SA	59,658	3,323
Danske Bank A/S	405,525	15,472	Television Francaise 1	41,743	594
DFDS A/S	12,338	716	Thales SA	41,570	4,334
DSV A/S	76,303	5,901	Total SA	417,417	23,283
Genmab A/S(Æ)	19,623	3,968	Unibail-Rodamco SE(ö)	8,186	2,050
GN Store Nord A/S	18,500	612	Vallourec SA(Æ)(Ñ)	989,124	5,415
ISS A/S	35,070	1,485	Vinci SA(Ñ)	149,773	14,670
Novo Nordisk A/S Class B	181,308	9,021	Vivendi SA - ADR	66,410	1,651
Pandora A/S	22,484	2,126			239,175
Royal Unibrew A/S	12,772	735
Vestas Wind Systems A/S	15,090	1,330	Germany - 7.9%
		45,431	adidas AG	19,030	4,235
			Allianz SE	39,087	9,077
Finland - 0.5%			AURELIUS Equity Opportunities SE &
Fortum OYJ	128,244	2,723	Co. KGaA(Ñ)	10,660	652
Neste OYJ	69,698	3,882	BASF SE	44,994	4,907
Outokumpu OYJ	17,400	165	Bayer AG	175,521	22,925
Sampo OYJ Class A	26,951	1,412	Bayerische Motoren Werke AG	22,957	2,340
Stora Enso OYJ Class R	156,687	2,451	Beiersdorf AG	18,400	2,064
UPM-Kymmene OYJ	78,248	2,352	Continental AG	41,177	10,452
Valmet OYJ	38,520	747	Covestro AG(Þ)	84,995	8,177
		13,732	Daimler AG	201,184	16,706
			Deutsche Bank AG	218,257	3,547
France - 8.3%			Deutsche Boerse AG	208,494	21,537
Air France-KLM(Æ)	18,300	286	Deutsche Lufthansa AG	290,761	9,277
Air Liquide SA Class A	76,349	9,724	Deutsche Telekom AG	629,457	11,467
Airbus Group SE	93,438	9,557	Deutsche Wohnen SE	40,813	1,742
Arkema SA	11,959	1,511	Deutz AG	10,100	86
Atos SE	33,195	5,160	Evonik Industries AG	28,480	1,038
AXA SA	198,591	6,000	Fresenius SE & Co. KGaA	13,373	1,117
BNP Paribas SA	323,194	25,265	GEA Group AG	105,600	5,090
Bouygues SA - ADR	231,557	11,122	Hannover Rueck SE	12,551	1,574
Carrefour SA	80,579	1,622

See accompanying notes which are an integral part of the financial statements.

178 International Developed Markets Fund

Russell Investment Company
International Developed Markets Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
HeidelbergCement AG	60,332	6,147	Ryanair Holdings PLC - ADR(Æ)	26,385	2,958
Henkel AG & Co. KGaA	2,362	297	Willis Towers Watson PLC(Æ)	33,290	5,362
Hugo Boss AG	49,900	4,473			14,005
Infineon Technologies AG - ADR	211,953	5,803
Linde AG(Æ)	38,200	8,203	Israel - 0.6%
MAN SE	11,898	1,316	Azrieli Group, Ltd.	19,948	1,127
Metro AG	55,120	719	Bank Hapoalim BM	670,661	4,750
Muenchener Rueckversicherungs-			Bank Leumi Le-Israel BM	477,908	2,647
Gesellschaft AG in Muenchen	83,575	18,696	Bezeq The Israeli Telecommunication
Rational AG	1,612	1,059	Corp. , Ltd.	1,361,660	2,034
RWE AG	68,390	1,710	Check Point Software Technologies, Ltd.
SAP SE - ADR	121,525	13,851	(Æ)	25,300	2,977
Siemens AG	116,510	16,620	Elbit Systems, Ltd.	8,429	1,249
Siltronic AG(Æ)	8,326	1,234	Mizrahi Tefahot Bank, Ltd.	41,950	758
Talanx AG	32,687	1,284	Nice, Ltd.	7,690	634
Transportation Components, Inc.	95,300	1,721	Teva Pharmaceutical Industries, Ltd.	64,237	892
Vonovia SE	39,519	1,740			17,068
Zalando SE(Æ)(Þ)	126,579	6,333
		229,216	Italy - 3.1%
			Assicurazioni Generali SpA	76,763	1,399
Hong Kong - 2.5%			ASTM SpA	6,447	179
AIA Group, Ltd.	1,572,384	11,834	Banca IFIS SpA	1,050	57
China Mobile, Ltd.	466,500	4,689	Davide Campari-Milano SpA	657,928	5,270
Chinese Estates Holdings, Ltd.	649,500	1,104	Enel SpA	5,266,090	32,664
CK Hutchison Holdings, Ltd.	178,696	2,270	ENI SpA - ADR	1,328,621	21,713
CLP Holdings, Ltd.	305,500	3,107	FinecoBank Banca Fineco SpA	358,989	3,358
First Pacific Co. , Ltd.	2,276,176	1,733	Intesa Sanpaolo SpA	518,274	1,742
Guangdong Investment, Ltd.	1,635,900	2,370	Italgas SpA	110,301	644
Hang Seng Bank, Ltd.	305,682	7,237	Mediobanca SpA	133,100	1,458
Henderson Land Development Co. , Ltd.	222,400	1,450	Parmalat SpA(Å)	480,260	1,818
HKT Trust & HKT, Ltd.	1,184,000	1,447	Saras SpA	23,500	63
Hongkong Land Holdings, Ltd.	268,700	1,948	Snam Rete Gas SpA	716,723	3,662
Hysan Development Co. , Ltd.	278,000	1,344	Telecom Italia SpA(Æ)	6,013,946	5,214
Jardine Matheson Holdings, Ltd.	28,500	1,827	Tod's SpA	7,790	518
Jardine Strategic Holdings, Ltd.	10,300	432	UniCredit SpA(Æ)	550,767	10,522
Kerry Properties, Ltd.	530,500	2,389			90,281
Link Real Estate Investment Trust(ö)	869,500	7,328
MTR Corp. , Ltd. (Å)	169,500	982	Japan - 16.7%
New World Development Co. , Ltd.	1,331,266	1,984	77 Bank, Ltd. (The)	10,600	271
SJM Holdings, Ltd.	4,553,400	3,914	Aisin Seiki Co. , Ltd.	27,200	1,408
Sun Hung Kai Properties, Ltd.	152,000	2,486	Akatsuki Inc. (Æ)	4,900	422
Swire Pacific, Ltd. Class A	110,500	1,093	Alfresa Holdings Corp.	285,700	5,460
Swire Properties, Ltd.	167,400	566	Alps Electric Co. , Ltd.	136,700	4,196
WH Group, Ltd. (Þ)	4,418,500	4,475	Asahi Glass Co. , Ltd.	113,100	4,444
Wharf Holdings, Ltd. (The)	225,000	2,052	Asahi Group Holdings, Ltd.	99,400	4,529
Wheelock & Co. , Ltd.	254,000	1,775	Asahi Kasei Corp.	180,000	2,187
Yue Yuen Industrial Holdings, Ltd.	162,000	623	Astellas Pharma, Inc.	564,100	7,538
		72,459	Benesse Holdings, Inc.	7,000	238
			Bridgestone Corp.	203,400	9,713
India - 0.4%			Canon, Inc.	109,100	4,098
HDFC Bank, Ltd. - ADR	111,701	10,310	Central Japan Railway Co.	22,800	4,128
			Coca-Cola Bottlers Japan, Inc.	28,100	983
Indonesia - 0.2%			Concordia Financial Group, Ltd.	775,500	4,113
Bank Central Asia Tbk PT	3,858,615	5,960	Credit Saison Co. , Ltd.	292,200	5,907
			Dai Nippon Printing Co. , Ltd.	210,000	5,047
Ireland - 0.5%			Dai-ichi Life Holdings, Inc.	253,825	4,874
Bank of Ireland Group PLC(Æ)	71,438	560	Daikin Industries, Ltd.	45,200	5,006
CRH PLC	136,289	5,125	Daito Trust Construction Co. , Ltd.	20,500	3,578

See accompanying notes which are an integral part of the financial statements.

International Developed Markets Fund 179

Russell Investment Company
International Developed Markets Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Denso Corp.	31,000	1,703	Nippon Telegraph & Telephone Corp.	223,168	10,813
East Japan Railway Co.	12,200	1,185	Nippon Yusen KK(Æ)	172,700	3,644
Eisai Co. , Ltd.	84,900	4,747	Nissan Motor Co. , Ltd.	224,200	2,182
FANUC Corp.	28,900	6,776	Nitori Holdings Co. , Ltd.	6,800	985
Fuji Electric Co. , Ltd.	750,000	5,461	Nomura Holdings, Inc.	1,312,700	7,597
Fuji Heavy Industries, Ltd.	35,401	1,219	NTT Data Corp.	214,100	2,482
Fujitsu, Ltd.	1,885,000	14,581	NTT DOCOMO, Inc.	369,100	8,917
H2O Retailing Corp.	27,800	514	Obayashi Corp.	276,400	3,599
Haseko Corp.	5,900	86	Oji Holdings Corp.	233,000	1,369
Hitachi, Ltd.	1,840,000	14,642	OKUMA Corp.	1,000	61
Hokuhoku Financial Group, Inc.	23,500	389	Ono Pharmaceutical Co. , Ltd.	187,100	4,282
Honda Motor Co. , Ltd.	516,670	16,160	Open House Co. , Ltd.	1,600	62
Hoya Corp.	15,300	827	Oriental Land Co. , Ltd.	59,700	4,779
Idemitsu Kosan Co. , Ltd.	5,500	159	ORIX Corp.	298,400	5,141
IHI Corp.	160,100	5,730	Osaka Gas Co. , Ltd.	85,000	1,637
Iida Group Holdings Co. , Ltd.	155,300	2,987	Penta-Ocean Construction Co. , Ltd.	62,800	416
Inpex Corp.	1,990,300	21,178	Pola Orbis Holdings, Inc.	9,500	302
Isuzu Motors, Ltd.	716,700	10,496	Rakuten, Inc.	329,900	3,512
ITOCHU Corp.	339,900	5,964	Resona Holdings, Inc.	103,000	557
Jafco Co. , Ltd.	9,400	464	Rohm Co. , Ltd.	6,100	569
Japan Petroleum Exploration Co. , Ltd.	5,100	105	Round One Corp.	9,100	117
Japan Post Bank Co. , Ltd.	12,600	159	Seibu Holdings, Inc.	295,300	5,284
Japan Post Holdings Co. , Ltd.	355,400	4,102	Seino Holdings Co. , Ltd.	8,500	124
Japan Retail Fund Investment Corp. (ö)	210	373	Sekisui House, Ltd.	89,900	1,680
Japan Tobacco, Inc.	230,600	7,626	Seven & i Holdings Co. , Ltd.	27,000	1,091
JFE Holdings, Inc.	10,400	224	Shimamura Co. , Ltd.	7,200	800
JX Holdings, Inc.	1,440,800	7,417	Shimizu Corp.	45,500	533
Kajima Corp.	360,000	3,735	Shionogi & Co. , Ltd.	15,100	813
Kao Corp.	45,500	2,751	Showa Shell Sekiyu KK	425,300	5,005
KDDI Corp.	301,100	8,053	SMC Corp.	12,300	4,720
Kobe Bussan Co. , Ltd.	2,000	86	SoftBank Corp.	64,200	5,682
Komatsu, Ltd.	149,700	4,927	Sojitz Corp.	427,700	1,293
Lawson, Inc.	18,500	1,205	Sompo Japan Nipponkoa Holdings, Inc.	111,400	4,453
Marubeni Corp.	858,300	5,749	Sony Corp.	408,300	17,774
McDonald's Holdings Co. Japan, Ltd.	39,000	1,676	Sumitomo Bakelite Co. , Ltd.	6,000	49
Medipal Holdings Corp.	26,400	491	Sumitomo Chemical Co. , Ltd.	313,000	2,211
Megmilk Snow Brand Co. , Ltd.	15,500	433	Sumitomo Corp.	574,300	8,313
Miraca Holdings, Inc.	9,600	445	Sumitomo Electric Industries, Ltd.	70,400	1,200
Mitsubishi Chemical Holdings Corp.	351,700	3,686	Sumitomo Mitsui Financial Group, Inc.	310,200	12,483
Mitsubishi Corp.	113,200	2,652	Sumitomo Osaka Cement Co. , Ltd.	804,000	3,690
Mitsubishi Electric Corp.	96,500	1,658	Sumitomo Rubber Industries, Ltd.	30,000	571
Mitsubishi Heavy Industries, Ltd.	98,600	3,855	Takashimaya Co. , Ltd.	25,000	230
Mitsubishi Tanabe Pharma Corp.	28,000	614	Takeda Pharmaceutical Co. , Ltd.	56,700	3,192
Mitsubishi UFJ Financial Group, Inc.	2,002,400	13,616	Tokio Marine Holdings, Inc.	37,000	1,595
Mitsui & Co. , Ltd.	191,400	2,862	Tokyo Electric Power Co. Holdings, Inc.
Mitsui Chemicals, Inc.	17,300	535	(Æ)	1,227,400	5,045
Mixi, Inc.	69,200	3,386	Toppan Printing Co. , Ltd.	628,000	6,352
Mizuho Financial Group, Inc.	2,090,900	3,805	Toray Industries, Inc.	209,500	2,123
Morinaga Milk Industry Co. , Ltd.	18,500	710	Toyota Industries Corp.	20,300	1,249
MS&AD Insurance Group Holdings, Inc.	42,900	1,448	Toyota Motor Corp.	220,700	13,704
Nexon Co. , Ltd.	5,100	136	Trend Micro, Inc.	76,700	4,132
NH Foods, Ltd.	94,000	2,697	West Japan Railway Co.	57,200	4,034
Nidec Corp.	34,800	4,606	Yamada Denki Co. , Ltd.	267,800	1,424
Nintendo Co. , Ltd.	16,100	6,271			482,636
Nippon Electric Glass Co. , Ltd.	20,100	823
Nippon Express Co. , Ltd.	14,500	922	Jersey - 0.2%
Nippon Steel & Sumitomo Metal Corp.	31,300	750	Centamin PLC	65,900	122
Nippon Suisan Kaisha, Ltd.	126,200	767	Glencore PLC(Æ)	880,639	4,240

See accompanying notes which are an integral part of the financial statements.

180 International Developed Markets Fund

Russell Investment Company
International Developed Markets Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Randgold Resources, Ltd.	7,800	767	Gazprom PJSC - ADR	586,585	2,519
Shire PLC - ADR	8,600	423	Sberbank of Russia PJSC Class T	2,915,619	9,659
Wolseley PLC - ADR	12,940	902			12,530
		6,454
			Singapore - 0.9%
Luxembourg - 0.2%			DBS Group Holdings, Ltd.	189,900	3,174
Aperam SA	19,539	1,051	Jardine Cycle & Carriage, Ltd.	56,900	1,645
ArcelorMittal SA(Æ)	68,705	1,969	Oversea-Chinese Banking Corp. , Ltd.	342,700	2,992
RTL Group SA	13,268	988	Singapore Telecommunications, Ltd.	905,900	2,496
Samsonite International SA	684,900	2,877	United Overseas Bank, Ltd.	443,500	8,011
		6,885	Wilmar International, Ltd.	3,085,300	7,675
			Yangzijiang Shipbuilding Holdings, Ltd.	377,500	436
Malaysia - 0.2%					26,429
CIMB Group Holdings BHD	3,067,100	4,448
			South Korea - 1.8%
Netherlands - 4.1%			Hana Financial Group, Inc.	161,065	6,905
Aalberts Industries NV	22,431	1,105	Hankook Tire Co. , Ltd.	47,034	2,266
ABN AMRO Group NV(Þ)	170,160	5,259	POSCO	34,801	10,134
Aegon NV	172,921	1,022	Samsung Electronics Co. , Ltd.	11,038	27,172
AerCap Holdings NV(Æ)	28,756	1,514	Samsung Securities Co. , Ltd.	74,300	2,364
ASML Holding NV	28,497	5,141	Shinhan Financial Group Co. , Ltd.	62,637	2,820
ASR Nederland NV	28,465	1,168			51,661
BE Semiconductor Industries NV	8,330	655
CNH Industrial NV	146,000	1,854	Spain - 2.3%
EXOR NV	900	58	Aena SA(Þ)	32,720	6,005
Heineken NV	77,448	7,546	Banco Bilbao Vizcaya Argentaria SA
ING Groep NV	920,935	17,008	- ADR	347,214	3,037
Koninklijke Ahold Delhaize NV	299,367	5,631	Banco de Sabadell SA - ADR	2,459,198	4,928
Koninklijke KPN NV	1,980,520	6,836	Banco Santander SA - ADR	1,674,907	11,366
Koninklijke Philips NV	219,644	8,939	Bankia SA	1,009,186	4,821
NN Group NV	246,109	10,306	Cellnex Telecom SA(Þ)	172,431	4,282
Royal Dutch Shell PLC Class A	598,298	18,823	Enagas SA	65,463	1,886
Royal Dutch Shell PLC Class B	510,907	16,444	Endesa SA - ADR	71,890	1,646
Wolters Kluwer NV	100,710	4,934	Gestamp Automocion SA(Æ)(Þ)	113,904	756
Yandex NV Class A(Æ)	140,736	4,761	Iberdrola SA	1,197,498	9,681
		119,004	Industria de Diseno Textil SA(Ñ)	146,065	5,460
			Repsol SA - ADR	321,307	6,021
Norway - 0.7%			Telefonica SA - ADR	472,820	4,955
DNB ASA	93,146	1,796			64,844
DNO ASA(Æ)	574,600	697
Gjensidige Forsikring ASA	36,661	690	Sweden - 1.9%
Grieg Seafood ASA	86,700	823	Assa Abloy AB Class B	278,552	5,872
Marine Harvest ASA(Æ)	254,520	4,969	Atlas Copco AB Class A	130,632	5,715
Norsk Hydro ASA	31,200	241	Electrolux AB	132,620	4,688
Norway Royal Salmon ASA	2	—	Essity Aktiebolag Class B(Æ)	6,510	195
Salmar ASA Class A	25,834	771	Fastighets AB Balder Class B(Æ)	55,928	1,456
Statoil ASA Class N(Ñ)	160,361	3,254	ICA Gruppen AB	36,760	1,356
Telenor ASA(Ñ)	233,571	4,960	Melker Schorling AB	10,727	740
Yara International ASA	22,360	1,061	Nordea Bank AB	691,207	8,358
		19,262	Sandvik AB	24,550	447
			Skandinaviska Enskilda Banken AB
Portugal - 0.3%			Class A	297,698	3,664
Energias de Portugal SA	530,418	1,893	Swedbank AB Class A	162,730	4,042
Galp Energia SGPS SA Class B	257,810	4,794	Telefonaktiebolaget LM Ericsson Class B	1,715,369	10,803
Sonae SGPS SA	1,104,128	1,322	Telia Co. AB(Ñ)	784,002	3,626
		8,009	Volvo AB Class B	206,300	4,072
					55,034
Russia - 0.4%
Evraz PLC	91,767	352

See accompanying notes which are an integral part of the financial statements.

International Developed Markets Fund 181

Russell Investment Company
International Developed Markets Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Switzerland - 7.0%			Capital & Counties Properties PLC(Ñ)	277,319	981
ABB, Ltd.	630,884	16,509	CNH Industrial NV	513,303	6,552
Adecco SA	46,059	3,659	Coca-Cola European Partners PLC	143,500	5,863
Allreal Holding AG(Æ)	7,093	1,186	Compass Group PLC	57,682	1,266
Baloise Holding AG	6,380	1,007	Daily Mail & General Trust PLC Class A	76,071	701
Banque Cantonale Vaudoise	2,185	1,572	Dairy Crest Group PLC	487,900	3,936
Barry Callebaut AG(Æ)	641	1,001	Derwent London PLC(ö)	26,749	951
Chocoladefabriken Lindt & Spruengli			Diageo PLC	267,724	9,140
AG	38	2,638	Dialog Semiconductor PLC(Æ)	15,660	780
Cie Financiere Richemont SA	33,253	3,069	Direct Line Insurance Group PLC	522,843	2,579
Coca-Cola HBC AG - ADR(Æ)	114,598	3,872	DS Smith PLC Class F	1,215,115	8,403
Credit Suisse Group AG(Æ)	1,135,936	17,928	Dunelm Group PLC	146,874	1,428
Georg Fischer AG	920	1,135	Fevertree Drinks PLC	9,210	260
Julius Baer Group, Ltd. (Æ)	96,742	5,720	Fiat Chrysler Automobiles NV(Æ)	626,972	10,838
LafargeHolcim, Ltd. (Æ)	42,283	2,388	GKN PLC	99,781	420
Lonza Group AG(Æ)	27,923	7,424	GlaxoSmithKline PLC - ADR	1,044,553	18,765
Nestle SA	208,703	17,559	HSBC Holdings PLC	2,142,712	20,895
Novartis AG	283,444	23,378	Imperial Tobacco Group PLC	366,061	14,933
Pargesa Holding SA	2,990	250	Inchcape PLC	147,624	1,531
Roche Holding AG	110,557	25,560	International Consolidated Airlines
SGS SA	788	1,946	Group SA	52,900	447
Sika AG	2,453	18,177	IWG PLC	240,900	689
STMicroelectronics NV	103,870	2,446	J Sainsbury PLC	2,514,451	8,102
Straumann Holding AG	2,072	1,446	JD Sports Fashion PLC	112,218	534
Sulzer AG	5,378	690	John Wood Group PLC	303,001	2,864
Swiss Life Holding AG(Æ)	13,532	4,709	Just Eat PLC(Æ)	525,684	5,448
Swiss Re AG	86,569	8,151	Kingfisher PLC	1,074,991	4,461
Swisscom AG	3,380	1,708	Land Securities Group PLC(ö)	111,873	1,435
UBS Group AG(Æ)	1,179,045	20,086	Legal & General Group PLC	449,816	1,596
VAT Group AG(Æ)(Þ)	4,661	607	Lloyds Banking Group PLC	2,158,274	1,957
Zurich Insurance Group AG	17,175	5,247	London Stock Exchange Group PLC	108,174	5,403
		201,068	Marks & Spencer Group PLC	108,299	495
			Meggitt PLC	102,957	708
Taiwan - 0.5%			Mondi PLC	53,605	1,296
Catcher Technology Co. , Ltd.	435,000	4,645	National Grid PLC	427,933	5,150
Compal Electronics, Inc.	3,533,000	2,610	Next PLC	26,643	1,741
Hon Hai Precision Industry Co. , Ltd.	805,206	3,004	Old Mutual PLC	563,436	1,429
MediaTek, Inc.	421,800	4,797	Persimmon PLC Class A	243,676	9,067
		15,056	Reckitt Benckiser Group PLC	66,756	5,970
			Redrow PLC	90,989	786
United Kingdom - 13.0%			RELX PLC	58,101	1,336
3i Group PLC	621,129	7,926	Rio Tinto PLC - ADR	201,379	9,653
AA PLC	215,524	491	Rio Tinto PLC	126,302	5,951
Abcam PLC Class A	12,180	161	Royal Bank of Scotland Group PLC(Æ)	5,034,966	18,903
Aon PLC	61,283	8,790	Royal Mail PLC	369,100	1,835
AstraZeneca PLC	43,223	2,929	RPC Group PLC	346,000	4,330
Auto Trader Group PLC(Þ)	48,000	218	Sage Group PLC (The)	54,100	536
Aviva PLC	1,300,921	8,730	Smith & Nephew PLC	4,170	79
Babcock International Group PLC	263,100	2,836	Sports Direct International PLC(Æ)	95,953	504
Barclays PLC	2,400,186	5,924	SSP Group PLC	27,000	210
Barratt Developments PLC	252,900	2,198	Standard Chartered PLC(Æ)	951,713	9,477
Berkeley Group Holdings PLC	40,305	2,003	Standard Life Aberdeen PLC	173,037	989
BHP Billiton PLC	416,825	7,535	Taylor Wimpey PLC	2,080,634	5,514
BP PLC	1,922,444	13,031	TechnipFMC PLC	162,008	4,407
BP PLC - ADR	74,900	3,046	Tesco PLC	3,187,492	7,675
British American Tobacco PLC	320,037	20,666	Travis Perkins PLC	668,767	13,505
British Land Co. PLC (The)(ö)	58,000	463	Unilever NV	154,272	8,964
BT Group PLC	601,694	2,081	Unilever PLC	61,135	3,468

See accompanying notes which are an integral part of the financial statements.

182 International Developed Markets Fund

Russell Investment Company
International Developed Markets Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal		Fair			Principal		Fair
	Amount ($)		Value			Amount ($)		Value
	or Shares		$			or Shares		$
Vodafone Group PLC	4,866,066		13,922		0.870% due 11/09/17 (~)(§)	16,100		16,097
WH Smith PLC	20,613		561
Wm Morrison Supermarkets PLC	601,800		1,791		0.978% due 11/30/17 (~)(§)	9,900		9,892
Worldpay Group PLC(Þ)	753,228		4,062		0.973% due 12/07/17 (~)(§)	3,700		3,696
			376,500					186,632

United States - 3.5%					Total Short-Term Investments
Alphabet, Inc. Class C(Æ)	17,286		17,574		(cost $186,631)			186,632
Carnival PLC	118,948		7,841
Facebook, Inc. Class A(Æ)	92,365		16,631		Other Securities - 1.4%
Lam Research Corp.	48,384		10,091		U. S. Cash Collateral Fund(×)(@)	40,530,460	(8)	40,530
MasterCard, Inc. Class A	25,011		3,721		Total Other Securities
Mylan NV(Æ)	402,630		14,378		(cost $40,530)			40,530
News Corp. Class A	382,899		5,230

NVIDIA Corp.	35,361		7,313		Total Investments 101.6%
Philip Morris International, Inc.	17,100		1,789
Thomson Reuters Corp.	62,767		2,935		(identified cost $2,681,939)			2,935,663
Visa, Inc. Class A	63,569		6,991
Wausau Paper Corp.	327,089		5,781		Other Assets and Liabilities, Net
			100,275	-	(1.6%)			(46,293)
					Net Assets - 100.0%			2,889,370
Total Common Stocks
(cost $2,429,428)			2,679,113

Preferred Stocks - 1.0%
Germany - 1.0%
Bayerische Motoren Werke AG
4.631% (Ÿ)	70,244		6,130
Draegerwerk AG & Co. KGaA
0.194% (Ÿ)	2,373		273
Porsche Automobil Holding SE
1.568% (Ÿ)	7,890		573
Schaeffler AG
3.636% (Ÿ)	83,560		1,324
Volkswagen AG
1.258% (Ÿ)	114,278		20,752
			29,052

Italy - 0.0%
Telecom Italia SpA
4.457% (Ÿ)	421,757		300

Total Preferred Stocks
(cost $25,315)			29,352

Warrants & Rights - 0.0%
Spain - 0.0%
Banco Santander SA(Æ)
2017 Rights	749,643		36

Total Warrants & Rights
(cost $35)			36

Short-Term Investments - 6.5%
United States - 6.5%
U. S. Cash Management Fund(@)	156,931,662	(8)	156,947
United States Treasury Bills

See accompanying notes which are an integral part of the financial statements.

International Developed Markets Fund 183

Russell Investment Company
International Developed Markets Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
0.1%
BGP Holdings PLC	08/06/09	EUR	559,805	—	—	—
MTR Corp. , Ltd.	01/07/15	HKD	169,500	4.46	756	982
Parmalat SpA	10/18/13	EUR	480,260	3.26	1,564	1,818
						2,800
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
CAC40 Euro Index Futures			166	EUR	9,132	11/17	285
DAX Index Futures			30	EUR	9,917	12/17	456
EURO STOXX 50 Index Futures		2,317		EUR	85,219	12/17	4,902
FTSE 100 Index Futures			135	GBP	10,081	12/17	282
Hang Seng Index Futures			21	HKD	29,610	11/17	(12)
S&P/TSX 60 Index Futures			56	CAD	10,591	12/17	333
SPI 200 Index Futures			51	AUD	7,507	12/17	193
TOPIX Index Futures		1,421		JPY	25,052,230	12/17	18,180
Short Positions
FTSE 100 Index Futures			142	GBP	10,604	12/17	(194)
Hang Seng Index Futures			394	HKD	555,540	11/17	440
S&P 500 E-Mini Index Futures		1,191		USD	153,204	12/17	(6,128)
SPI 200 Index Futures			382	AUD	56,230	12/17	(472)
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							18,265

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
	Amount			Amount			(Depreciation)
Counterparty	Sold			Bought		Settlement Date	$
Bank of America	USD	605		AUD	774	12/20/17	(13)
Bank of America	USD	2,275		AUD	2,909	12/20/17	(50)
Bank of America	USD	1,008		CAD	1,261	12/20/17	(30)
Bank of America	USD	2,845		EUR	2,414	12/20/17	(25)
Bank of America	USD	8,653		EUR	7,342	12/20/17	(77)
Bank of America	USD	1,892		GBP	1,422	12/20/17	(1)
Bank of America	USD	20,442		GBP	15,500	12/20/17	176
Bank of America	USD	86		HKD	675	11/02/17	—
Bank of America	USD	506		HKD	3,943	12/20/17	—
Bank of America	USD	3,426		JPY	384,828	12/20/17	(34)
Bank of America	USD	17,588		JPY	2,000,000	12/20/17	43
Bank of America	USD	24,164		JPY	2,714,099	12/20/17	(238)
Bank of America	AUD	100		USD	80	12/20/17	3
Bank of America	AUD	800		USD	626	12/20/17	14
Bank of America	AUD	800		USD	626	12/20/17	14
Bank of America	AUD	1,200		USD	955	12/20/17	37
Bank of America	AUD	35,000		USD	26,824	12/20/17	49

See accompanying notes which are an integral part of the financial statements.

184 International Developed Markets Fund

Russell Investment Company
International Developed Markets Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	CAD	100	USD	82	12/20/17	5
Bank of America	CAD	600	USD	482	12/20/17	16
Bank of America	CAD	1,000	USD	800	12/20/17	24
Bank of America	CAD	1,500	USD	1,216	12/20/17	53
Bank of America	EUR	1,000	USD	1,196	12/20/17	28
Bank of America	EUR	1,500	USD	1,783	12/20/17	31
Bank of America	EUR	3,200	USD	3,771	12/20/17	33
Bank of America	EUR	5,000	USD	6,000	12/20/17	160
Bank of America	EUR	25,000	USD	29,255	12/20/17	54
Bank of America	GBP	26	USD	34	11/02/17	—
Bank of America	GBP	48	USD	63	11/02/17	—
Bank of America	GBP	100	USD	134	12/20/17	1
Bank of America	GBP	200	USD	266	12/20/17	—
Bank of America	GBP	1,000	USD	1,331	12/20/17	—
Bank of America	GBP	1,500	USD	2,034	12/20/17	38
Bank of America	GBP	4,783	USD	6,364	12/20/17	2
Bank of America	HKD	2,000	USD	256	12/20/17	—
Bank of America	HKD	2,000	USD	257	12/20/17	—
Bank of America	HKD	5,000	USD	642	12/20/17	—
Bank of America	HKD	50,147	USD	6,433	12/20/17	—
Bank of America	HKD	210,000	USD	26,940	12/20/17	2
Bank of America	JPY	20,000	USD	182	12/20/17	6
Bank of America	JPY	200,000	USD	1,780	12/20/17	17
Bank of America	JPY	200,000	USD	1,791	12/20/17	28
Bank of America	JPY	220,000	USD	1,966	12/20/17	27
Bank of America	SGD	71	USD	52	11/03/17	—
Bank of Montreal	USD	7,656	AUD	10,000	12/20/17	(6)
Bank of Montreal	USD	14,861	AUD	18,525	12/20/17	(690)
Bank of Montreal	USD	23,561	CAD	28,650	12/20/17	(1,343)
Bank of Montreal	USD	25,022	EUR	20,723	12/20/17	(817)
Bank of Montreal	USD	44,381	EUR	38,000	12/20/17	5
Bank of Montreal	USD	14,540	GBP	11,070	12/20/17	184
Bank of Montreal	USD	5,683	HKD	44,300	12/20/17	—
Bank of Montreal	USD	35,503	JPY	3,837,900	12/20/17	(1,670)
Bank of Montreal	AUD	200	USD	160	12/20/17	7
Bank of Montreal	CAD	325	USD	268	12/20/17	16
Bank of Montreal	CHF	5,480	USD	5,795	12/20/17	283
Bank of Montreal	EUR	1,000	USD	1,201	12/20/17	33
Bank of Montreal	EUR	22,293	USD	26,917	12/20/17	879
Bank of Montreal	GBP	375	USD	495	12/20/17	(4)
Bank of Montreal	GBP	4,701	USD	6,174	12/20/17	(78)
Bank of Montreal	GBP	11,000	USD	14,487	12/20/17	(144)
Bank of Montreal	HKD	1,200	USD	154	12/20/17	—
Bank of Montreal	HKD	60,960	USD	7,820	12/20/17	—
Bank of Montreal	JPY	80,000	USD	734	12/20/17	29
Bank of Montreal	JPY	1,549,000	USD	14,329	12/20/17	675
Bank of Montreal	JPY	3,300,000	USD	29,014	12/20/17	(76)
BNP Paribas	USD	236	AUD	300	12/20/17	(6)
BNP Paribas	USD	321	CAD	400	12/20/17	(10)
BNP Paribas	USD	2,362	EUR	2,000	12/20/17	(27)
BNP Paribas	USD	1,328	GBP	1,000	12/20/17	2
BNP Paribas	USD	890	JPY	100,000	12/20/17	(8)
Brown Brothers Harriman	USD	239	AUD	300	12/20/17	(10)

See accompanying notes which are an integral part of the financial statements.

International Developed Markets Fund 185

Russell Investment Company
International Developed Markets Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	USD	240	AUD	300	12/20/17	(10)
Brown Brothers Harriman	USD	439	AUD	550	12/20/17	(18)
Brown Brothers Harriman	USD	637	AUD	794	12/20/17	(30)
Brown Brothers Harriman	USD	778	AUD	1,000	12/20/17	(13)
Brown Brothers Harriman	USD	14,866	AUD	18,525	12/20/17	(695)
Brown Brothers Harriman	USD	308	CAD	375	12/20/17	(17)
Brown Brothers Harriman	USD	410	CAD	500	12/20/17	(23)
Brown Brothers Harriman	USD	573	CAD	700	12/20/17	(30)
Brown Brothers Harriman	USD	796	CAD	1,000	12/20/17	(20)
Brown Brothers Harriman	USD	1,078	CAD	1,308	12/20/17	(64)
Brown Brothers Harriman	USD	23,609	CAD	28,650	12/20/17	(1,390)
Brown Brothers Harriman	USD	2,040	EUR	1,700	12/20/17	(55)
Brown Brothers Harriman	USD	2,350	EUR	2,000	12/20/17	(14)
Brown Brothers Harriman	USD	2,389	EUR	2,000	12/20/17	(53)
Brown Brothers Harriman	USD	3,235	EUR	2,700	12/20/17	(81)
Brown Brothers Harriman	USD	3,271	EUR	2,708	12/20/17	(108)
Brown Brothers Harriman	USD	25,028	EUR	20,723	12/20/17	(823)
Brown Brothers Harriman	USD	530	GBP	400	12/20/17	2
Brown Brothers Harriman	USD	545	GBP	400	12/20/17	(13)
Brown Brothers Harriman	USD	1,047	GBP	800	12/20/17	17
Brown Brothers Harriman	USD	1,405	GBP	1,069	12/20/17	17
Brown Brothers Harriman	USD	14,544	GBP	11,070	12/20/17	181
Brown Brothers Harriman	USD	128	HKD	1,000	12/20/17	—
Brown Brothers Harriman	USD	128	HKD	1,000	12/20/17	—
Brown Brothers Harriman	USD	253	HKD	1,975	12/20/17	—
Brown Brothers Harriman	USD	359	HKD	2,800	12/20/17	—
Brown Brothers Harriman	USD	513	HKD	4,000	12/20/17	—
Brown Brothers Harriman	USD	5,683	HKD	44,300	12/20/17	(1)
Brown Brothers Harriman	USD	725	JPY	80,000	12/20/17	(20)
Brown Brothers Harriman	USD	908	JPY	100,000	12/20/17	(27)
Brown Brothers Harriman	USD	1,379	JPY	150,000	12/20/17	(57)
Brown Brothers Harriman	USD	1,822	JPY	196,289	12/20/17	(91)
Brown Brothers Harriman	USD	2,668	JPY	300,000	12/20/17	(23)
Brown Brothers Harriman	USD	35,621	JPY	3,837,900	12/20/17	(1,788)
Brown Brothers Harriman	AUD	1,000	USD	803	12/20/17	38
Brown Brothers Harriman	CAD	100	USD	82	12/20/17	5
Brown Brothers Harriman	CAD	1,300	USD	1,072	12/20/17	64
Brown Brothers Harriman	CHF	5,480	USD	5,802	12/20/17	291
Brown Brothers Harriman	EUR	350	USD	421	12/20/17	12
Brown Brothers Harriman	EUR	4,000	USD	4,809	12/20/17	137
Brown Brothers Harriman	EUR	5,000	USD	6,040	12/20/17	200
Brown Brothers Harriman	EUR	22,293	USD	26,924	12/20/17	885
Brown Brothers Harriman	GBP	35	USD	47	11/01/17	—
Brown Brothers Harriman	GBP	1,400	USD	1,839	12/20/17	(23)
Brown Brothers Harriman	GBP	4,701	USD	6,176	12/20/17	(77)
Brown Brothers Harriman	HKD	4,000	USD	513	12/20/17	—
Brown Brothers Harriman	HKD	60,960	USD	7,821	12/20/17	1
Brown Brothers Harriman	JPY	15,000	USD	137	12/20/17	5
Brown Brothers Harriman	JPY	300,000	USD	2,778	12/20/17	134
Brown Brothers Harriman	JPY	1,549,000	USD	14,377	12/20/17	722
Brown Brothers Harriman	NOK	5,000	USD	635	12/20/17	22
Citigroup	USD	638	AUD	794	12/20/17	(30)
Citigroup	USD	14,880	AUD	18,525	12/20/17	(708)

See accompanying notes which are an integral part of the financial statements.

186 International Developed Markets Fund

Russell Investment Company
International Developed Markets Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	USD	1,079	CAD	1,308	12/20/17	(64)
Citigroup	USD	23,626	CAD	28,650	12/20/17	(1,408)
Citigroup	USD	3,271	EUR	2,708	12/20/17	(108)
Citigroup	USD	25,030	EUR	20,723	12/20/17	(825)
Citigroup	USD	1,406	GBP	1,069	12/20/17	16
Citigroup	USD	14,561	GBP	11,070	12/20/17	164
Citigroup	USD	253	HKD	1,975	12/20/17	—
Citigroup	USD	5,684	HKD	44,300	12/20/17	(1)
Citigroup	USD	1,822	JPY	196,289	12/20/17	(92)
Citigroup	USD	35,627	JPY	3,837,900	12/20/17	(1,797)
Citigroup	USD	600	SEK	5,000	12/20/17	(1)
Citigroup	AUD	200	USD	160	12/20/17	7
Citigroup	CAD	200	USD	162	12/20/17	7
Citigroup	CHF	5,480	USD	5,796	12/20/17	285
Citigroup	EUR	1,000	USD	1,199	12/20/17	31
Citigroup	EUR	22,293	USD	26,926	12/20/17	888
Citigroup	GBP	300	USD	392	12/20/17	(7)
Citigroup	GBP	4,701	USD	6,183	12/20/17	(70)
Citigroup	HKD	1,000	USD	128	12/20/17	—
Citigroup	HKD	60,960	USD	7,821	12/20/17	1
Citigroup	JPY	30,000	USD	277	12/20/17	13
Citigroup	JPY	1,549,000	USD	14,379	12/20/17	725
Royal Bank of Canada	USD	14,878	AUD	18,525	12/20/17	(707)
Royal Bank of Canada	USD	23,610	CAD	28,650	12/20/17	(1,392)
Royal Bank of Canada	USD	25,049	EUR	20,723	12/20/17	(844)
Royal Bank of Canada	USD	14,559	GBP	11,070	12/20/17	166
Royal Bank of Canada	USD	5,685	HKD	44,300	12/20/17	(2)
Royal Bank of Canada	USD	35,643	JPY	3,837,900	12/20/17	(1,812)
Royal Bank of Canada	CHF	5,480	USD	5,805	12/20/17	294
Royal Bank of Canada	EUR	22,293	USD	26,947	12/20/17	908
Royal Bank of Canada	GBP	4,701	USD	6,182	12/20/17	(70)
Royal Bank of Canada	HKD	60,960	USD	7,823	12/20/17	3
Royal Bank of Canada	JPY	1,549,000	USD	14,386	12/20/17	731
State Street	USD	3,045	AUD	3,800	12/20/17	(138)
State Street	USD	9,604	AUD	12,000	12/20/17	(424)
State Street	USD	9,604	AUD	12,000	12/20/17	(424)
State Street	USD	4,220	CAD	5,200	12/20/17	(187)
State Street	USD	9,779	CAD	12,000	12/20/17	(473)
State Street	USD	13,446	CAD	16,500	12/20/17	(650)
State Street	USD	71	CHF	71	11/01/17	—
State Street	USD	192	DKK	1,230	11/01/17	—
State Street	USD	8,438	EUR	7,000	12/20/17	(262)
State Street	USD	21,511	EUR	18,000	12/20/17	(486)
State Street	USD	68,710	EUR	57,000	12/20/17	(2,130)
State Street	USD	117	GBP	88	11/01/17	—
State Street	USD	4,069	GBP	3,000	12/20/17	(78)
State Street	USD	7,437	GBP	5,500	12/20/17	(122)
State Street	USD	21,700	GBP	16,000	12/20/17	(418)
State Street	USD	43	HKD	332	11/01/17	—
State Street	USD	1,926	HKD	15,000	12/20/17	(2)
State Street	USD	1,928	HKD	15,000	12/20/17	(3)
State Street	USD	6,164	HKD	48,000	12/20/17	(7)
State Street	USD	271	JPY	30,701	11/01/17	(1)

See accompanying notes which are an integral part of the financial statements.

International Developed Markets Fund 187

Russell Investment Company
International Developed Markets Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	USD	310	JPY	35,170	11/02/17	(1)
State Street	USD	10,731	JPY	1,200,000	12/20/17	(153)
State Street	USD	13,507	JPY	1,500,000	12/20/17	(285)
State Street	USD	31,517	JPY	3,500,000	12/20/17	(664)
State Street	USD	1,012	SEK	8,000	12/20/17	(53)
State Street	USD	11,271	SEK	89,000	12/20/17	(609)
State Street	AUD	600	USD	483	12/20/17	24
State Street	AUD	1,700	USD	1,361	12/20/17	60
State Street	AUD	9,100	USD	7,140	12/20/17	179
State Street	AUD	18,376	USD	14,738	12/20/17	680
State Street	CAD	477	USD	370	11/01/17	—
State Street	CAD	800	USD	658	12/20/17	38
State Street	CAD	13,000	USD	10,461	12/20/17	380
State Street	CHF	3,000	USD	3,135	12/20/17	118
State Street	DKK	5,000	USD	810	12/20/17	25
State Street	DKK	54,600	USD	8,861	12/20/17	290
State Street	EUR	2,500	USD	3,024	12/20/17	104
State Street	EUR	10,000	USD	12,054	12/20/17	374
State Street	EUR	44,500	USD	52,641	12/20/17	662
State Street	GBP	700	USD	927	12/20/17	(4)
State Street	GBP	2,000	USD	2,713	12/20/17	52
State Street	GBP	12,600	USD	16,974	12/20/17	214
State Street	HKD	2,000	USD	257	12/20/17	—
State Street	HKD	22,000	USD	2,825	12/20/17	3
State Street	HKD	36,000	USD	4,617	12/20/17	(1)
State Street	JPY	150,000	USD	1,399	12/20/17	76
State Street	JPY	500,000	USD	4,470	12/20/17	62
State Street	JPY	800,000	USD	7,204	12/20/17	152
State Street	JPY	2,900,000	USD	25,898	12/20/17	335
State Street	NOK	9,000	USD	1,156	12/20/17	53
State Street	NOK	83,000	USD	10,749	12/20/17	575
State Street	SGD	47	USD	35	11/01/17	—
State Street	SGD	126	USD	93	11/02/17	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(14,032)

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Australia	$—	$110,994	$—	$—	$110,994	3.8
Austria	—	10,865	—	—	10,865	0.4
Belgium	—	36,987	—	—	36,987	1.3
Bermuda	6,644	—	—	—	6,644	0.2
Brazil	9,164	—	—	—	9,164	0.3
Canada	128,161	—	—	—	128,161	4.4
Cayman Islands	5,116	35,944	—	—	41,060	1.4

See accompanying notes which are an integral part of the financial statements.

188 International Developed Markets Fund

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International Developed Markets Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
China	27,879	16,176	—	—	44,055	1.5
Colombia	3,451	—	—	—	3,451	0.1
Denmark	—	45,431	—	—	45,431	1.6
Finland	—	13,732	—	—	13,732	0.5
France	—	239,175	—	—	239,175	8.3
Germany	6,772	222,444	—	—	229,216	7.9
Hong Kong	—	72,459	—	—	72,459	2.5
India	10,310	—	—	—	10,310	0.4
Indonesia	—	5,960	—	—	5,960	0.2
Ireland	8,320	5,685	—	—	14,005	0.5
Israel	2,977	14,091	—	—	17,068	0.6
Italy	—	90,281	—	—	90,281	3.1
Japan	61	482,575	—	—	482,636	16.7
Jersey	—	6,454	—	—	6,454	0.2
Luxembourg	—	6,885	—	—	6,885	0.2
Malaysia	—	4,448	—	—	4,448	0.2
Netherlands	8,129	110,875	—	—	119,004	4.1
Norway	—	19,262	—	—	19,262	0.7
Portugal	—	8,009	—	—	8,009	0.3
Russia	—	12,530	—	—	12,530	0.4
Singapore	—	26,429	—	—	26,429	0.9
South Korea	—	51,661	—	—	51,661	1.8
Spain	—	64,844	—	—	64,844	2.3
Sweden	—	55,034	—	—	55,034	1.9
Switzerland	2,638	198,430	—	—	201,068	7.0
Taiwan	—	15,056	—	—	15,056	0.5
United Kingdom	27,352	349,148	—	—	376,500	13.0
United States	86,653	13,622	—	—	100,275	3.5
Preferred Stocks	—	29,352	—	—	29,352	1.0
Warrants & Rights	36	—	—	—	36	— *
Short-Term Investments	—	29,685	—	156,947	186,632	6.5
Other Securities	—	—	—	40,530	40,530	1.4
Total Investments	333,663	2,404,523	—	197,477	2,935,663	101.6
Other Assets and Liabilities, Net						(1.6)
						100.0

Other Financial Instruments
Assets
Futures Contracts	25,071	—	—	—	25,071	0.9
Foreign Currency Exchange Contracts	1	14,401	—	—	14,402	0.5

See accompanying notes which are an integral part of the financial statements.

International Developed Markets Fund 189

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International Developed Markets Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
A
Liabilities
Futures Contracts	(6,806)	—	—	—	(6,806)	(0.2)
Foreign Currency Exchange Contracts	(2)	(28,432)	—	—	(28,434)	(1.0)
Total Other Financial Instruments**	$18,264	$(14,031)	$—	$—	$4,233

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

Amounts in thousands
Fair Value
Sector Exposure	$
Consumer Discretionary	340,423
Consumer Staples	183,664
Energy	167,689
Financial Services	781,337
Health Care	195,324
Materials and Processing	231,890
Producer Durables	297,656
Technology	313,586
Utilities	196,896
Warrants and Rights	36
Short-Term Investments	186,632
Other Securities	40,530
Total Investments	2,935,663

See accompanying notes which are an integral part of the financial statements.

190 International Developed Markets Fund

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International Developed Markets Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$14,402
Variation margin on futures contracts*	25,071	—
Total	$25,071	$14,402

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$6,806	$—
Unrealized depreciation on foreign currency exchange contracts	—	28,434
Total	$6,806	$28,434
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments**	$(8,829)	$—
Futures contracts	5,580	—
Options written	(7,613)	—
Foreign currency exchange contracts	—	5,237
Total	$(10,862)	$5,237

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$10,749	$—
Foreign currency exchange contracts	—	(8,445)
Total	$10,749	$(8,445)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

International Developed Markets Fund 191

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International Developed Markets Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
				Amounts	of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value		$38,845	$—	$38,845
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		14,402	—	14,402
Futures Contracts	Variation margin on futures contracts		1,033	—	1,033
Total Financial and Derivative Assets			54,280	—	54,280
Financial and Derivative Assets not subject to a netting agreement			(1,035)	—	(1,035)
Total Financial and Derivative Assets subject to a netting agreement			$53,245	$—	$53,245

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Bank of America		$862	$469	$—	$393
Bank of Montreal		2,112	2,112	—	—
Barclays		17,026	—	17,026	—
BNP Paribas		2	2	—	—
Brown Brothers Harriman		2,732	2,732	—	—
Citigroup		2,135	2,135	—	—
Deutsche Bank		117	—	117	—
Goldman Sachs		4,084	—	4,084	—
HSBC		755	—	755	—
Merrill Lynch		10,746	—	10,746	—
Morgan Stanley		6,116	—	6,116	—
Royal Bank of Canada		2,102	2,102	—	—
State Street		4,456	4,456	—	—
Total		$53,245	$14,008	$38,844	$393

See accompanying notes which are an integral part of the financial statements.

192 International Developed Markets Fund

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International Developed Markets Fund
Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Liabilities
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$1,357	$—	$1,357
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	28,434	—	28,434
Total Financial and Derivative Liabilities	29,791	—	29,791
Financial and Derivative Liabilities not subject to a netting agreement	(1,358)	—	(1,358)
Total Financial and Derivative Liabilities subject to a netting agreement	$28,433	$—	$28,433

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Liabilities
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$469	$469	$—	$—
Bank of Montreal	4,829	2,112	—	2,717
BNP Paribas	51	2	—	49
Brown Brothers Harriman	5,573	2,732	—	2,841
Citigroup	5,109	2,135	—	2,974
Royal Bank of Canada	4,827	2,102	—	2,725
State Street	7,575	4,456	—	3,119
Total	$28,433	$14,008	$—	$14,425

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

International Developed Markets Fund 193

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International Developed Markets Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$2,681,939
Investments, at fair value(*)(>)	2,935,663
Cash (restricted)(a)	800
Foreign currency holdings(^)	3,835
Unrealized appreciation on foreign currency exchange contracts	14,402
Receivables:
Dividends and interest	5,191
Dividends from affiliated funds	153
Investments sold	5,258
Fund shares sold	3,151
Foreign capital gains taxes recoverable	2,601
Variation margin on futures contracts	1,033
Total assets	2,972,087

Liabilities
Payables:
Due to custodian	48
Investments purchased	6,160
Fund shares redeemed	3,401
Accrued fees to affiliates	2,354
Other accrued expenses	433
Variation margin on futures contracts	1,357
Deferred capital gains tax liability	— **
Unrealized depreciation on foreign currency exchange contracts	28,434
Payable upon return of securities loaned	40,530
Total liabilities	82,717

Net Assets	$2,889,370

See accompanying notes which are an integral part of the financial statements.

194 International Developed Markets Fund

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International Developed Markets Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$59,144
Accumulated net realized gain (loss)	(86,906)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	253,724
Futures contracts	18,265
Foreign currency exchange contracts	(14,032)
Foreign currency-related transactions	(18)
Shares of beneficial interest	704
Additional paid-in capital	2,658,489
Net Assets	$2,889,370

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$40.97
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$43.47
Class A — Net assets	$30,411,916
Class A — Shares outstanding ($. 01 par value)	742,351
Net asset value per share: Class C(#)	$40.93
Class C — Net assets	$26,084,686
Class C — Shares outstanding ($. 01 par value)	637,305
Net asset value per share: Class E(#)	$41.10
Class E — Net assets	$3,555,925
Class E — Shares outstanding ($. 01 par value)	86,511
Net asset value per share: Class M(#)	$41.09
Class M — Net assets	$65,546,456
Class M — Shares outstanding ($. 01 par value)	1,595,143
Net asset value per share: Class S(#)	$41.07
Class S — Net assets	$2,736,736,887
Class S — Shares outstanding ($. 01 par value)	66,638,755
Net asset value per share: Class Y(#)	$41.12
Class Y — Net assets	$27,034,491
Class Y — Shares outstanding ($. 01 par value)	657,457
Amounts in thousands
(^) Foreign currency holdings - cost	$3,869
(*) Securities on loan included in investments	$38,845
(>) Investments in affiliates, U. S. Cash Management Fund and U. S. Cash Collateral Fund	$197,477
** Less than $500.

(a) Cash Collateral for Futures	$800
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

International Developed Markets Fund 195

Russell Investment Company
International Developed Markets Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$71,771
Dividends from affiliated funds	1,121
Interest	191
Securities lending income (net)	679
Securities lending income from affiliated funds (net)	343
Less foreign taxes withheld	(6,129)
Total investment income	67,976

Expenses
Advisory fees	17,873
Administrative fees	1,231
Custodian fees	825
Distribution fees - Class A	71
Distribution fees - Class C	198
Transfer agent fees - Class A	57
Transfer agent fees - Class C	53
Transfer agent fees - Class E	29
Transfer agent fees - Class I(1)	592
Transfer agent fees - Class M	18
Transfer agent fees - Class S	4,176
Transfer agent fees - Class Y	1
Professional fees	160
Registration fees	161
Shareholder servicing fees - Class C	66
Shareholder servicing fees - Class E	36
Trustees’ fees	82
Printing fees	225
Miscellaneous	44
Expenses before reductions	25,898
Expense reductions	(677)
Net expenses	25,221
Net investment income (loss)	42,755

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	221,462
Investments in affiliated funds	14
Futures contracts	5,580
Options written	(7,613)
Foreign currency exchange contracts	5,237
Foreign currency-related transactions	389
Net realized gain (loss)	225,069
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	268,086
Investments in affiliated funds	(12)
Futures contracts	10,749
Foreign currency exchange contracts	(8,445)
Foreign currency-related transactions	371
Net change in unrealized appreciation (depreciation)	270,749
Net realized and unrealized gain (loss)	495,818

See accompanying notes which are an integral part of the financial statements.

196 International Developed Markets Fund

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International Developed Markets Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Net Increase (Decrease) in Net Assets from Operations	$538,573

(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification) .

See accompanying notes which are an integral part of the financial statements.

International Developed Markets Fund 197

Russell Investment Company
International Developed Markets Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$42,755	$47,160
Net realized gain (loss)	225,069	(65,478)
Net change in unrealized appreciation (depreciation)	270,749	(36,662)
Net increase (decrease) in net assets from operations	538,573	(54,980)

Distributions
From net investment income
Class A	(544)	(311)
Class C	(325)	(76)
Class E	(1,001)	(453)
Class I(1)	(11,270)	(7,876)
Class S	(43,224)	(27,310)
Class Y	(319)	(217)
Net decrease in net assets from distributions	(56,683)	(36,243)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(67,849)	(241,975)
Total Net Increase (Decrease) in Net Assets	414,041	(333,198)

Net Assets
Beginning of period	2,475,329	2,808,527
End of period	$2,889,370	$2,475,329
Undistributed (overdistributed) net investment income included in net assets	$59,144	$57,726

(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification) .

See accompanying notes which are an integral part of the financial statements.

198 International Developed Markets Fund

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International Developed Markets Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	85	$3,189	138	$4,612
Proceeds from reinvestment of distributions	16	542	9	309
Payments for shares redeemed	(156)	(5,755)	(190)	(6,344)
Net increase (decrease)	(55)	(2,024)	(43)	(1,423)
Class C
Proceeds from shares sold	51	1,868	58	1,916
Proceeds from reinvestment of distributions	10	321	2	75
Payments for shares redeemed	(212)	(7,795)	(204)	(6,755)
Net increase (decrease)	(151)	(5,606)	(144)	(4,764)
Class E
Proceeds from shares sold	44	1,512	232	7,716
Proceeds from reinvestment of distributions	29	979	13	440
Payments for shares redeemed	(1,415)	(49,193)	(300)	(9,983)
Net increase (decrease)	(1,342)	(46,702)	(55)	(1,827)
Class I(1)
Proceeds from shares sold	647	22,549	2,311	75,750
Proceeds from reinvestment of distributions	333	11,156	230	7,642
Payments for shares redeemed	(15,089)	(573,025)	(4,889)	(161,258)
Net increase (decrease)	(14,109)	(539,320)	(2,348)	(77,866)
Class M(2)
Proceeds from shares sold	1,636	64,888	—	—
Payments for shares redeemed	(41)	(1,647)	—	—
Net increase (decrease)	1,595	63,241	—	—
Class S
Proceeds from shares sold	28,643	1,089,214	12,727	420,195
Proceeds from reinvestment of distributions	1,279	42,902	816	27,064
Payments for shares redeemed	(18,567)	(678,368)	(18,267)	(601,983)
Net increase (decrease)	11,355	453,748	(4,724)	(154,724)
Class Y
Proceeds from shares sold	705	25,290	23	731
Proceeds from reinvestment of distributions	10	319	6	217
Payments for shares redeemed	(429)	(16,795)	(69)	(2,319)
Net increase (decrease)	286	8,814	(40)	(1,371)
Total increase (decrease)	(2,421)	$(67,849)	(7,354)	$(241,975)

(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification) .
(2) For the period March 17, 2017 (commencement of operations) to October 31, 2017 .

See accompanying notes which are an integral part of the financial statements.

International Developed Markets Fund 199

Russell Investment Company
International Developed Markets Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2017	33.92	. 53	7.22	7.75	(. 70)	(. 70)
October 31, 2016	34.96	. 55	(1.21)	(. 66)	(. 38)	(. 38)
October 31, 2015	35.77	. 53	(. 79)	(. 26)	(. 55)	(. 55)
October 31, 2014	36.30	. 64	(. 48)	. 16	(. 69)	(. 69)
October 31, 2013	29.68	. 49	6.67	7.16	(. 54)	(. 54)

Class C
October 31, 2017	33.87	. 25	7.24	7.49	(. 43)	(. 43)
October 31, 2016	34.86	. 29	(1.20)	(. 91)	(. 08)	(. 08)
October 31, 2015	35.62	. 26	(. 78)	(. 52)	(. 24)	(. 24)
October 31, 2014	36.15	. 37	(. 48)	(. 11)	(. 42)	(. 42)
October 31, 2013	29.52	. 24	6.67	6.91	(. 28)	(. 28)

Class E
October 31, 2017	34.04	. 13	7.64	7.77	(. 71)	(. 71)
October 31, 2016	35.01	. 55	(1.21)	(. 66)	(. 31)	(. 31)
October 31, 2015	35.81	. 54	(. 81)	(. 27)	(. 53)	(. 53)
October 31, 2014	36.33	. 62	(. 45)	. 17	(. 69)	(. 69)
October 31, 2013	29.72	. 49	6.68	7.17	(. 56)	(. 56)

Class M
October 31, 2017(9)	36.02	. 40	4.67	5.07	—	—

Class S
October 31, 2017	34.00	. 62	7.24	7.86	(. 79)	(. 79)
October 31, 2016	35.04	. 62	(1.20)	(. 58)	(. 46)	(. 46)
October 31, 2015	35.86	. 63	(. 81)	(. 18)	(. 64)	(. 64)
October 31, 2014	36.38	. 71	(. 45)	. 26	(. 78)	(. 78)
October 31, 2013	29.74	. 57	6.69	7.26	(. 62)	(. 62)

Class Y
October 31, 2017	34.05	. 85	7.08	7.93	(. 86)	(. 86)
October 31, 2016	35.08	. 70	(1.21)	(. 51)	(. 52)	(. 52)
October 31, 2015	35.90	. 25	(. 36)	(. 11)	(. 71)	(. 71)
October 31, 2014	36.41	. 79	(. 46)	. 33	(. 84)	(. 84)
October 31, 2013	29.76	. 63	6.69	7.32	(. 67)	(. 67)

See accompanying notes which are an integral part of the financial statements.

200 International Developed Markets Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)(c)	(000)	Gross(e)(l)	Net(d)(e)(l)	Net Assets(d)(e)	Turnover Rate(b)(k)

40.97	23.30	30,412	1.26	1.26	1.43	104
33.92	(1.87)	27,053	1.23	1.23	1.66	68
34.96	(. 71)	29,385	1.27	1.27	1.49	66
35.77	. 43	29,619	1.25	1.25	1.74	74
36.30	24.47	29,088	1.24	1.24	1.51	89

40.93	22.37	26,085	2.01	2.01	. 68	104
33.87	(2.60)	26,698	1.98	1.98	. 88	68
34.86	(1.46)	32,495	2.02	2.02	. 72	66
35.62	(. 33)	37,426	2.00	2.00	1.00	74
36.15	23.53	43,136	1.99	1.99	. 75	89

41.10	23.27	3,556	1.26	1.26	. 36	104
34.04	(1.86)	48,643	1.23	1.23	1.64	68
35.01	(. 74)	51,939	1.27	1.27	1.51	66
35.81	. 46	79,957	1.25	1.25	1.69	74
36.33	24.48	111,467	1.24	1.23	1.51	89

41.09	14.08	65,546	. 99	. 87	1.60	104

41.07	23.64	2,736,737	1.01	. 98	1.67	104
34.00	(1.61)	1,879,757	. 98	. 98	1.87	68
35.04	(. 48)	2,102,634	1.02	1.02	1.77	66
35.86	. 69	2,347,214	1.00	1.00	1.92	74
36.38	24.76	2,740,707	. 99	. 99	1.76	89

41.12	23.84	27,034	. 81	. 81	2.25	104
34.05	(1.41)	12,660	. 78	. 78	2.13	68
35.08	(. 28)	14,428	. 81	. 81	. 72	66
35.90	. 90	934,168	. 80	. 80	2.15	74
36.41	24.99	1,491,711	. 79	. 79	1.93	89

See accompanying notes which are an integral part of the financial statements.

International Developed Markets Fund 201

Russell Investment Company
International Developed Markets Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$1,815,856
Administration fees	117,141
Distribution fees	23,198
Shareholder servicing fees	6,331
Transfer agent fees	382,738
Trustee fees	8,749
$2,354,013

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Collateral Fund	$23,803	$658,926	$642,199	$—	$—	$40,530	$343	$—
U. S. Cash Management Fund	107,592	1,686,957	1,637,604	14	(12)	156,947	1,121	—
	$131,395	$2,345,883	$2,279,803	$14	$(12)	$197,477	$1,464	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$2,735,592,044
Unrealized Appreciation	$292,582,623
Unrealized Depreciation	(73,487,606)
Net Unrealized Appreciation (Depreciation)	$219,095,017
Undistributed Ordinary Income	$53,432,829
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(42,629,634)
Tax Composition of Distributions
Ordinary Income	$56,683,459

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$15,346
Accumulated net realized gain (loss)	(15,345)
Additional paid-in capital	(1)

See accompanying notes which are an integral part of the financial statements.

202 International Developed Markets Fund

Russell Investment Company
Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Global Equity Fund - Class A‡			Global Equity Fund - Class Y‡‡‡
	Total			Total
	Return			Return
1 Year	16.33%		1 Year	23.93%
5 Years	10.90	%§	5 Years	12.72	%§
10 Years	3.25	%§	10 Years	4.29	%§

Global Equity Fund - Class C			Russell Developed Large Cap® Index Net**
	Total			Total
	Return			Return
1 Year	22.47%		1 Year	23.03%
5 Years	11.39	%§	5 Years	11.79	%§
10 Years	3.07	%§	10 Years	4.31	%§

Global Equity Fund - Class E			Global Equity Linked Benchmark ***
				Total
	Total			Return
	Return
1 Year	23.40%		1 Year	23.03%
5 Years	12.22	%§	5 Years	11.79	%§
10 Years	3.84	%§	10 Years	4.21	%§

Global Equity Fund - Class M‡‡
	Total
	Return
1 Year	23.85%
5 Years	12.52	%§
10 Years	4.12	%§

Global Equity Fund - Class S
	Total
	Return
1 Year	23.74%
5 Years	12.50	%§
10 Years	4.11	%§

Global Equity Fund 203

Russell Investment Company
Global Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Global Equity Fund (the “Fund”) employs a multi-manager	overweight to technology and underweight to staples contributed
approach whereby portions of the Fund are allocated to different	positively, but were partly offset by an underweight to industrials
money manager strategies. Fund assets not allocated to money	and a small overweight to health care.
managers are managed by Russell Investment Management, LLC	Amid the improving global growth outlook, value and growth
(“RIM”), the Fund’s advisor. RIM may change the allocation	factors outperformed during the fiscal year as investors
of the Fund’s assets among money managers at any time. An	chased cheaper, cyclical stocks and stocks with high earnings
exemptive order from the Securities and Exchange Commission	expectations. The rotation away from lower volatility sectors and
(“SEC”) permits RIM to engage or terminate a money manager	into more dynamic areas of the market was a continuing theme
at any time, subject to approval by the Fund’s Board, without a	throughout the year. The Fund’s dynamic value orientation was
shareholder vote. Pursuant to the terms of the exemptive order,	broadly additive to performance in this environment.
the Fund is required to notify its shareholders within 90 days of
when a money manager begins providing services. As of October	How did the investment strategies and techniques employed
31, 2017, the Fund had four money managers.	by the Fund and its money managers affect its benchmark-

What is the Fund’s investment objective?	relative performance?
The Fund seeks to provide long-term capital growth.	The Fund outperformed its benchmark for the one-year period
ending October 31, 2017, with the exception of the Fund’s Class
How did the Fund perform relative to its benchmark for the	C Shares. The Fund’s dynamic value orientation was broadly
fiscal year ended October 31, 2017?	additive to performance. The Fund’s overweight to technology
For the fiscal year ended October 31, 2017, the Fund’s Class A,	and underweight to staples contributed positively, but were partly
Class C, Class E, Class M, Class S and Class Y Shares gained	offset by an underweight to industrials and a small overweight to
23.41%, 22.47%, 23.40%, 23.85%, 23.74% and 23.93%,	health care. The Fund’s underweights to Australia, Canada and
respectively. This is compared to the Fund’s benchmark, the	the UK were broadly favorable. Stock selection from managers
Russell Developed Large Cap® Index (Net), which gained 23.03%	contributed positively to benchmark-relative performance.
during the same period. The Fund’s performance includes	The Fund employs discretionary and non-discretionary money
operating expenses, whereas index returns are unmanaged and	managers. The Fund’s discretionary money managers select the
do not include expenses of any kind. For Share Classes with	individual portfolio securities for the assets assigned to them.
inception dates after November 1, 2016, annual returns reflect the	The Fund’s non-discretionary money managers provide a model
returns of other Share Classes of the Fund for the period prior to	portfolio to RIM representing their investment recommendations,
inception. Please refer to the footnotes at the end of the Portfolio	based upon which RIM purchases and sells securities for the
Management Discussion and Analysis, as applicable.	Fund. Fund assets not allocated to discretionary money managers
For the fiscal year ended October 31, 2017, the Morningstar®	include assets managed by RIM based upon model portfolios
World Large Stock Category, a group of funds that Morningstar	provided by non-discretionary money managers, the Fund’s cash
considers to have investment strategies similar to those of the	balances and assets which may be managed directly by RIM to
Fund, gained 22.28%. This result serves as a peer comparison	effect the Fund’s investment strategies and/or to actively manage
and is expressed net of operating expenses.	the Fund’s overall exposures by investing in securities or other instruments that RIM believes will achieve the desired risk/
How did the market conditions described in the Market	return profile for the Fund.
Summary report affect the Fund’s performance?	With respect to certain of the Fund’s money managers, Sanders
Europe ex-UK and Asia ex-Japan were the stand out developed	Capital, LLC (“Sanders”) was the best performing manager during
markets over the period, while the UK, Australia and Canada	the period and outperformed the Fund’s benchmark. The manager
were the biggest laggards. Improving economic fundamentals	benefited from strong stock selection, especially in financials
in both regions were tailwinds over the fiscal year. The Fund’s	and technology. The manager’s overweights to financials and
underweights to Australia, Canada and the UK were broadly	technology and dynamic value orientation were also rewarded in
favorable.	the one-year period.
In terms of sector returns within the Index for the fiscal year,	Wellington Management Company, LLP (“Wellington”) faced
cyclical sectors and sectors with high growth expectations such	the strongest headwinds during the period and underperformed
as industrials and technology had the strongest outperformance.	the Fund’s benchmark. Stock selection was challenging for
Defensive and commodity sectors, especially consumer staples,	the manager, especially in financials and health care and the health care and energy, were the biggest laggards. The Fund’s

204 Global Equity Fund

Russell Investment Company
Global Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

allocation to these sectors also detracted. These were partially	Describe any changes to the Fund’s structure or the money
offset by tailwinds from their growth and momentum exposures.	manager line-up.
RIM manages a multi-factor positioning strategy that aims to	The Fund’s allocation to the multi-factor positioning strategy was
increase the Fund’s value exposure while moderating volatility	increased modestly during the year.
exposure and expressing RIM’s total preferred positioning across
multiple factors and sectors. The strategy uses the output from a	Money Managers as of October 31,
quantitative model to purchase a stock portfolio expressing these	2017	Styles
views. The positioning strategy’s benchmark-relative performance	GQG Partners, LLC	Growth
	Polaris Capital Management, LLC	Value
was modestly negative for the period, as the strategy’s underweight	Sanders Capital, LLC	Value
to volatility detracted.	Wellington Management Company, LLP	Growth
In addition, RIM utilized equity futures and currency forward	The views expressed in this report reflect those of the
contracts in order to position the portfolio to meet RIM’s overall	portfolio managers only through the end of the period
preferred positioning with respect to country and currency	covered by the report. These views do not necessarily
exposures. This strategy marginally added value during the fiscal	represent the views of RIM or any other person in RIM or
year.	any other affiliated organization. These views are subject to change at any time based upon market conditions or other
During the period, RIM used index futures contracts to equitize	events, and RIM disclaims any responsibility to update the
the Fund’s cash. The decision to equitize cash was beneficial to	views contained herein. These views should not be relied on
the Fund’s absolute performance for the fiscal year as the market	as investment advice and, because investment decisions for
produced a positive absolute return.	a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2007.

** Russell Developed Large Cap® Index Net is an index which offers investors access to the large-cap segment of the developed equity universe. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment of this market and is completely reconstituted annually to accurately reflect the changes in the market over time.

*** The Global Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Global Equity Linked Benchmark represents the returns of the MSCI World Index (net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Developed Large Cap® Index (net of tax on dividends from foreign holdings) thereafter.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

‡‡‡ The Fund first issued Class Y Shares on September 29, 2008.  The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S
Shares. Class Y Shares will have substantially similar returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Global Equity Fund 205

Russell Investment Company
Global Equity Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,099.60	$1,017.69
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$7.89	$7.58
Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.49%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) .
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2017	$1,095.00	$1,013.91
the expenses you paid on your account during this period.	Expenses Paid During Period*	$11.83	$11.37

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 2.24%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period) .
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2017	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
	October 31, 2017	$1,099.40	$1,017.69
funds. To do so, compare this 5% hypothetical example with the	Expenses Paid During Period*	$7.88	$7.58
5% hypothetical examples that appear in the shareholder reports
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 1.49%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) .

206 Global Equity Fund

Russell Investment Company
Global Equity Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,101.00	$1,019.46
Expenses Paid During Period*	$6.04	$5.80

* Expenses are equal to the Fund's annualized expense ratio of 1.14%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,101.10	$1,018.95
Expenses Paid During Period*	$6.57	$6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) .

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,101.90	$1,019.91
Expenses Paid During Period*	$5.56	$5.35

* Expenses are equal to the Fund's annualized expense ratio of 1.05%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) .

Global Equity Fund 207

Russell Investment Company
Global Equity Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 94.0%			JD. com, Inc. - ADR(Æ)	172,411	6,469
Australia - 1.1%			Ping An Insurance Group Co. of China,
AGL Energy, Ltd.	35,761	692	Ltd. Class H	395,000	3,469
Commonwealth Bank of Australia - ADR	26,193	1,558			26,562
CSL, Ltd.	4,645	495
Macquarie Group, Ltd.	120,217	9,070	Colombia - 0.2%
Treasury Wine Estates, Ltd.	556,075	6,702	Bancolombia SA	564,500	5,233
Washington H Soul Pattinson & Co. , Ltd.	35,735	458
Wesfarmers, Ltd.	19,810	635	Denmark - 0.3%
Woodside Petroleum, Ltd.	41,093	969	Danske Bank A/S	19,902	759
Woolworths, Ltd.	49,507	981	DSV A/S	50,561	3,910
WorleyParsons, Ltd. (Æ)	315,480	3,399	Pandora A/S	7,791	737
		24,959			5,406

Austria - 0.3%			Finland - 0.4%
Andritz AG	114,600	6,482	Kone OYJ Class B	116,646	6,317
			Neste OYJ	17,452	972
Belgium - 0.4%			Sampo OYJ Class A	13,243	694
Anheuser-Busch InBev SA	8,319	1,020			7,983
Colruyt SA	15,447	790
Proximus	20,389	678	France - 3.7%
Solvay SA	43,895	6,520	AXA SA	21,933	663
		9,008	BNP Paribas SA	408,208	31,910
			Cie Generale des Etablissements
Bermuda - 0.1%			Michelin Class B	47,000	6,803
Assured Guaranty, Ltd.	37,859	1,404	Credit Agricole SA	27,866	487
Everest Re Group, Ltd.	2,816	669	Engie SA	67,731	1,145
XL Group, Ltd.	16,139	653	Imerys SA	73,389	6,688
		2,726	Ipsos SA	81,276	3,005
			Orange SA - ADR	33,836	555
Brazil - 0.3%			Publicis Groupe SA - ADR	71,496	4,662
BM&FBovespa SA - Bolsa de Valores			Safran SA	57,540	6,063
Mercadorias e Futuros(Æ)	828,243	6,051	Sanofi - ADR	30,172	2,858
			Schneider Electric SE(Æ)	7,538	661
Canada - 1.2%			Societe Generale SA	10,854	605
Bank of Montreal	8,725	668	Total SA	42,204	2,354
Bank of Nova Scotia (The)	13,192	852	Unibail-Rodamco SE(ö)	2,300	576
BCE, Inc.	19,373	895	Veolia Environnement SA	43,971	1,042
Brookfield Asset Management, Inc.			Vinci SA(Ñ)	114,067	11,172
Class A	20,227	849			81,249
Canadian Imperial Bank of Commerce	20,619	1,815
Magna International, Inc. Class A	134,460	7,335	Germany - 4.1%
Methanex Corp.	124,400	6,062	Allianz SE	8,643	2,007
Royal Bank of Canada - GDR	33,906	2,651	BASF SE	71,094	7,753
Sun Life Financial, Inc.	38,927	1,516	Daimler AG	82,197	6,826
Toronto Dominion Bank	47,716	2,713	Deutsche Boerse AG	73,876	7,631
		25,356	Deutsche Lufthansa AG	30,462	972
			Deutsche Telekom AG	413,397	7,531
Cayman Islands - 1.6%			DMG Mori AG	10,537	611
Baidu, Inc. - ADR(Æ)	17,093	4,170	Freenet AG	195,300	6,526
Melco Crown Entertainment, Ltd. - ADR	268,386	6,785	Hannover Rueck SE	61,047	7,655
Tencent Holdings, Ltd.	514,252	23,162	Lanxess AG	85,892	6,711
		34,117	Linde AG(Æ)	33,700	7,237
			Linde AG	3,117	673
China - 1.2%			Muenchener Rueckversicherungs-
Alibaba Group Holding, Ltd. - ADR(Æ)	65,005	12,019	Gesellschaft AG in Muenchen	43,314	9,689
China Hongxing Sports, Ltd. (Å)(Æ)(Š)	6,320,000	—	Rhoen Klinikum AG	25,378	887
Gree Electric Appliances, Inc. of Zhuhai			SAP SE - ADR	48,300	5,516
Class A	716,900	4,605	Siemens AG	8,258	1,178

See accompanying notes which are an integral part of the financial statements.

208 Global Equity Fund

Russell Investment Company
Global Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Symrise AG	86,120	6,706	FamilyMart UNY Holdings Co. , Ltd.	14,100	805
Zalando SE(Æ)(Þ)	59,389	2,971	Honda Motor Co. , Ltd.	401,977	12,572
		89,080	Idemitsu Kosan Co. , Ltd.	108,500	3,145
			Inpex Corp.	246,100	2,619
Hong Kong - 0.8%			Japan Retail Fund Investment Corp. (ö)	391	694
AIA Group, Ltd.	552,400	4,157	Japan Tobacco, Inc.	61,400	2,031
Cathay Pacific Airways, Ltd. (Æ)	920,300	1,574	JX Holdings, Inc.	349,950	1,801
China Overseas Land & Investment, Ltd.	352,000	1,142	Kansai Electric Power Co. , Inc. (The)	502,200	6,868
China Resources Power Holdings Co. ,			KDDI Corp.	391,800	10,479
Ltd.	1,124,500	2,163	Kuraray Co. , Ltd.	36,400	718
CLP Holdings, Ltd.	86,035	875	Mitsubishi UFJ Financial Group, Inc.	527,100	3,584
CSPC Pharmaceutical Group, Ltd.	1,714,000	2,980	Mixi, Inc.	112,300	5,495
Hang Seng Bank, Ltd.	143,772	3,404	Mizuho Financial Group, Inc.	1,884,600	3,429
Link Real Estate Investment Trust(ö)	124,273	1,047	Nexon Co. , Ltd.	348,700	9,332
		17,342	NH Foods, Ltd.	24,000	689
			Nikon Corp.	42,700	810
India - 0.7%			Nintendo Co. , Ltd.	9,300	3,622
HDFC Bank, Ltd.	155,661	4,351	Nippon Telegraph & Telephone Corp.	50,539	2,449
IndusInd Bank, Ltd.	178,037	4,473	Nissan Motor Co. , Ltd.	90,300	879
Infosys, Ltd. - ADR(Ñ)	451,200	6,700	Nissin Foods Holdings Co. , Ltd.	11,800	742
		15,524	NTT DOCOMO, Inc.	82,100	1,983
			ORIX Corp.	208,400	3,591
Indonesia - 0.2%			Orix JREIT, Inc. (ö)	472	648
Bank Central Asia Tbk PT	2,352,694	3,634	Recruit Holdings Co. , Ltd.	36,400	891
			Sekisui House, Ltd.	35,500	663
Ireland - 1.1%			Showa Shell Sekiyu KK	208,700	2,456
Accenture PLC Class A	20,813	2,963	SoftBank Group Corp.	42,000	3,717
CRH PLC	12,718	480	Sony Corp.	135,000	5,877
Glenveagh Properties PLC(Æ)(Þ)	568,500	745	Sumitomo Mitsui Financial Group, Inc.	276,000	11,106
Greencore Group PLC Class A	2,502,699	6,411	Taisei Corp.	15,509	855
Medtronic PLC	166,365	13,396	Takeda Pharmaceutical Co. , Ltd.	79,900	4,498
		23,995	Tokyo Electric Power Co. Holdings, Inc.
			(Æ)	255,300	1,049
Israel - 0.3%			Toyota Motor Corp.	51,800	3,217
Bank Leumi Le-Israel BM	104,087	577			138,178
Mizrahi Tefahot Bank, Ltd.	28,241	510
Teva Pharmaceutical Industries, Ltd.			Jersey - 0.0%
- ADR(Ñ)	347,600	4,796	Glencore PLC(Æ)	146,063	703
		5,883
			Luxembourg - 0.1%
Italy - 0.5%			Tenaris SA	100,266	1,370
Enel SpA	595,826	3,696
ENI SpA - ADR	54,291	887	Netherlands - 1.0%
Intesa Sanpaolo SpA	220,038	740	Heineken NV	100,454	9,787
Parmalat SpA(Þ)	188,306	713	ING Groep NV	32,747	605
Trevi Finanziaria Industriale SpA(Æ)(Ñ)	1,489,405	984	Koninklijke Ahold Delhaize NV	71,447	1,344
UniCredit SpA(Æ)	239,934	4,583	Koninklijke Vopak NV	15,774	683
		11,603	Royal Dutch Shell PLC Class A	23,909	752
			SBM Offshore NV	62,605	1,117
Japan - 6.3%			X5 Retail Group NV - GDR(Æ)	72,521	2,981
Aeon Co. , Ltd.	31,800	492	Yandex NV Class A(Æ)	163,012	5,515
ANA Holdings, Inc.	20,400	780			22,784
Aozora Bank, Ltd.	30,800	1,208
Asahi Group Holdings, Ltd.	156,800	7,145	Norway - 0.9%
Bridgestone Corp.	77,400	3,696	DNB ASA	364,223	7,024
Canon, Inc.	92,800	3,486	Marine Harvest ASA(Æ)	31,565	616
Chubu Electric Power Co. , Inc.	68,100	878	SpareBank 1 SR-Bank ASA	452,852	5,018
Daito Trust Construction Co. , Ltd.	18,000	3,142
Eisai Co. , Ltd.	72,200	4,037

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund 209

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Global Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Yara International ASA	149,400	7,090	Nestle SA	207,456	17,455
		19,748	Novartis AG	106,386	8,775
			Roche Holding AG	64,588	14,934
Panama - 0.0%			SGS SA	491	1,212
Carnival Corp.	12,546	833	Sika AG	552	4,090
			St. Galler Kantonalbank AG	961	434
Portugal - 0.1%			Swiss Prime Site AG Class A(Æ)	7,978	682
Energias de Portugal SA	899,853	3,211	Swiss Re AG	18,048	1,699
			Swisscom AG	1,593	805
Puerto Rico - 0.3%			Syngenta AG	1,574	726
Popular, Inc.	160,600	5,891	Transocean, Ltd. (Æ)(Ñ)	60,322	633
			UBS Group AG(Æ)	241,849	4,120
Russia - 0.6%					68,517
Sberbank of Russia PJSC Class T	3,167,714	10,495
Sberbank of Russia PJSC - ADR	148,900	2,136	Taiwan - 1.4%
		12,631	Catcher Technology Co. , Ltd.	416,000	4,442
			Taiwan Semiconductor Manufacturing
Singapore - 0.7%			Co. , Ltd. - ADR	612,000	25,906
DBS Group Holdings, Ltd.	67,600	1,130			30,348
Singapore Telecommunications, Ltd.	407,000	1,122
United Overseas Bank, Ltd. (Ñ)	666,884	12,045	Thailand - 0.8%
		14,297	Kasikornbank PCL	532,800	3,529
			Siam Commercial Bank PCL (The)	1,426,800	6,292
South Korea - 3.8%			Thai Oil PCL	2,261,500	6,951
Hyundai Mobis Co. , Ltd.	24,980	5,928			16,772
Hyundai Motor Co.	27,637	3,972
Kia Motors Corp.	165,800	5,239	United Kingdom - 5.9%
LG Uplus Corp.	406,800	4,670	3i Group PLC	68,121	869
Samsung Electronics Co. , Ltd.	23,150	56,988	Aon PLC	8,834	1,267
Shinhan Financial Group Co. , Ltd.	55,479	2,497	AstraZeneca PLC - ADR	179,980	6,209
SK Hynix, Inc.	47,400	3,485	AstraZeneca PLC	12,704	861
		82,779	Barclays PLC	4,520,606	11,159
			Barratt Developments PLC	761,355	6,617
Spain - 0.6%			BBA Aviation PLC	1,033,915	4,372
Aedas Homes SAU(Æ)(Þ)	44,800	1,566	Bellway PLC	145,723	7,063
Banco de Sabadell SA - ADR	2,876,600	5,764	Berkeley Group Holdings PLC	14,586	725
Banco Santander SA - ADR	96,946	658	BHP Billiton PLC - ADR	174,700	6,345
CaixaBank SA	109,234	512	BHP Billiton PLC	54,257	981
Iberdrola SA	200,085	1,617	BP PLC	1,803,690	12,226
Red Electrica Corp. SA	52,978	1,173	British American Tobacco PLC	126,935	8,197
Repsol SA - ADR	70,902	1,329	Diageo PLC	24,038	821
		12,619	GlaxoSmithKline PLC - ADR	48,056	863
			HSBC Holdings PLC	171,958	1,677
Sweden - 0.8%			Imperial Tobacco Group PLC	89,144	3,636
Duni AB	256,957	3,829	John Wood Group PLC	152,219	1,439
Loomis AB Class B	110,360	4,429	Just Eat PLC(Æ)	535,548	5,550
Skandinaviska Enskilda Banken AB			Kingfisher PLC	225,822	937
Class A	63,959	787	Lloyds Banking Group PLC	569,236	516
Svenska Handelsbanken AB Class A	443,187	6,344	Marks & Spencer Group PLC	1,060,400	4,845
Swedbank AB Class A	77,959	1,936	National Grid PLC	72,968	878
		17,325	Persimmon PLC Class A	205,197	7,636
			Reckitt Benckiser Group PLC	8,402	751
Switzerland - 3.1%			RELX NV	37,471	846
ABB, Ltd.	64,851	1,697	Rio Tinto PLC - ADR	144,159	6,910
Adecco SA	6,961	553	Rio Tinto PLC	16,559	780
Allreal Holding AG(Æ)	3,900	652	Royal Bank of Scotland Group PLC(Æ)	1,422,308	5,340
Chubb, Ltd.	60,868	9,180	Royal Dutch Shell PLC Class B	54,501	1,754
Clariant AG(Æ)(Ñ)	18,976	477	Standard Chartered PLC(Æ)	654,742	6,519
EMS-Chemie Holding AG	600	393

See accompanying notes which are an integral part of the financial statements.

210 Global Equity Fund

Russell Investment Company
Global Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Subsea 7 SA	112,119	1,888	Cincinnati Financial Corp.	9,626	675
Taylor Wimpey PLC	2,859,314	7,577	Cisco Systems, Inc.	62,899	2,148
Vodafone Group PLC	304,614	872	Citigroup, Inc.	250,236	18,393
		128,926	Clorox Co. (The)	16,123	2,040
			CME Group, Inc. Class A	40,178	5,511
United States – 48.9%			Coca-Cola Co. (The)	70,362	3,235
3M Co.	15,778	3,632	Colgate-Palmolive Co.	22,536	1,588
Abbott Laboratories	13,945	756	Comcast Corp. Class A	25,802	930
Activision Blizzard, Inc.	105,857	6,933	ConAgra Foods, Inc.	21,168	723
Adobe Systems, Inc. (Æ)	38,139	6,680	Conduent, Inc. (Æ)	100,720	1,559
Advanced Micro Devices, Inc. (Æ)(Ñ)	255,128	2,803	Consolidated Edison, Inc.	7,132	614
Aflac, Inc.	24,828	2,083	CoStar Group, Inc. (Æ)	29,134	8,616
Air Products & Chemicals, Inc.	9,173	1,462	Costco Wholesale Corp.	6,117	985
Allergan PLC(Æ)	28,984	5,137	CSX Corp.	111,763	5,636
ALLETE, Inc.	84,500	6,621	Cummins, Inc.	9,327	1,650
Allstate Corp. (The)	22,677	2,128	CVS Health Corp.	25,094	1,720
Alphabet, Inc. Class A(Æ)	3,417	3,530	Darden Restaurants, Inc.	15,642	1,287
Alphabet, Inc. Class C(Æ)	58,594	59,569	Delta Air Lines, Inc.	11,480	574
Altria Group, Inc.	13,623	875	DexCom, Inc. (Æ)	58,119	2,614
Amazon. com, Inc. (Æ)	7,219	7,979	Dime Community Bancshares, Inc.	177,661	3,917
American Electric Power Co. , Inc.	13,158	979	DowDuPont, Inc.	19,625	1,419
American Express Co.	71,320	6,812	DR Horton, Inc.	256,646	11,346
American International Group, Inc.	30,616	1,978	Dr Pepper Snapple Group, Inc.	23,880	2,046
Ameris Bancorp	132,620	6,352	Duke Energy Corp.	11,184	988
Analog Devices, Inc.	12,405	1,133	Eaton Corp. PLC	7,696	616
Annaly Capital Management, Inc. (ö)	99,993	1,146	eBay, Inc. (Æ)	128,000	4,818
Anthem, Inc. (Æ)	80,000	16,737	Edwards Lifesciences Corp. (Æ)	43,441	4,441
Apple, Inc.	183,772	31,064	Eli Lilly & Co.	19,152	1,569
Applied Materials, Inc.	14,418	814	Emerson Electric Co.	20,071	1,294
Archer-Daniels-Midland Co.	17,172	702	Estee Lauder Cos. , Inc. (The) Class A	9,331	1,043
AT&T, Inc.	71,821	2,417	Exact Sciences Corp. (Æ)	87,800	4,828
Autodesk, Inc. (Æ)	26,291	3,285	Expedia, Inc.	5,151	642
Automatic Data Processing, Inc.	13,563	1,577	Express Scripts Holding Co. (Æ)	10,239	628
AvalonBay Communities, Inc. (ö)	4,207	763	Exxon Mobil Corp.	61,745	5,146
Avnet, Inc.	171,100	6,810	Facebook, Inc. Class A(Æ)	212,902	38,336
Baker Hughes, a GE Co.	45,549	1,432	Fifth Third Bancorp	186,190	5,381
Bank of America Corp.	1,201,136	32,899	Foot Locker, Inc. (Ñ)	19,716	593
Bank of New York Mellon Corp. (The)	19,154	985	Ford Motor Co.	67,398	827
BB&T Corp.	13,978	688	ForeScout Technologies, Inc. (Æ)	2,700	70
Becton Dickinson and Co.	32,962	6,878	Franklin Resources, Inc.	180,841	7,619
Berkshire Hathaway, Inc. Class B(Æ)	22,174	4,145	General Dynamics Corp.	35,368	7,179
BlackRock, Inc. Class A	4,481	2,110	General Electric Co.	80,133	1,615
Boeing Co. (The)	10,449	2,696	General Mills, Inc.	26,825	1,393
Boston Scientific Corp. (Æ)	113,818	3,203	General Motors Co.	43,272	1,860
Bristol-Myers Squibb Co.	136,837	8,437	Genuine Parts Co.	10,916	963
Brookline Bancorp, Inc.	158,576	2,442	Gilead Sciences, Inc.	132,435	9,927
CA, Inc.	21,267	689	Goldman Sachs Group, Inc. (The)	17,670	4,284
Cabot Oil & Gas Corp.	414,000	11,468	Hartford Financial Services Group, Inc.	14,976	824
CalAtlantic Group, Inc. (Æ)	101,784	5,022	Hewlett Packard Enterprise Co.	191,800	2,670
Capital One Financial Corp.	95,989	8,848	Hilton Worldwide Holdings, Inc.	80,332	5,806
Carter's, Inc.	70,600	6,829	Hologic, Inc. (Æ)	149,156	5,646
Celgene Corp. (Æ)	49,555	5,004	Home Depot, Inc. (The)	19,705	3,267
CH Robinson Worldwide, Inc. (Ñ)	8,817	692	Honeywell International, Inc.	5,056	729
Charles Schwab Corp. (The)	170,495	7,645	Huntington Bancshares, Inc.	63,884	882
Charter Communications, Inc. Class			Hyatt Hotels Corp. Class A(Æ)	16,584	1,039
A(Æ)	31,651	10,577	Intel Corp.	379,747	17,275
Chevron Corp.	34,131	3,955	Intercontinental Exchange, Inc.	142,618	9,427
Cigna Corp.	85,181	16,799	International Bancshares Corp.	160,018	6,497

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund 211

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Global Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
International Business Machines Corp.	51,523	7,938	Southern Co. (The)	17,431	910
JM Smucker Co. (The)	63,908	6,777	Starwood Property Trust, Inc. (ö)	39,066	840
Johnson & Johnson	187,649	26,160	State Street Corp.	11,300	1,040
JPMorgan Chase & Co.	282,098	28,382	SunTrust Banks, Inc.	9,220	555
Kellogg Co. (Ñ)	11,629	727	Symantec Corp.	26,234	853
Kimberly-Clark Corp.	13,587	1,529	Synchrony Financial	90,639	2,956
Kroger Co. (The)	226,655	4,692	Sysco Corp.	20,020	1,114
Lam Research Corp.	44,023	9,182	Tapestry, Inc.	13,713	562
Lennar Corp. Class A	118,900	6,619	Target Corp.	14,856	877
Liberty Broadband Corp. Class C(Æ)	9,130	797	TD Ameritrade Holding Corp.	108,038	5,401
Liberty Interactive Corp. (Æ)	18,830	1,073	Texas Instruments, Inc.	18,743	1,812
Lockheed Martin Corp.	8,800	2,712	Thermo Fisher Scientific, Inc.	3,967	769
Marathon Petroleum Corp.	123,200	7,360	Thomson Reuters Corp.	25,562	1,195
MasterCard, Inc. Class A	28,514	4,242	Travelers Cos. , Inc. (The)	17,448	2,311
McDonald's Corp.	20,447	3,413	Tyson Foods, Inc. Class A	99,400	7,247
Merck & Co. , Inc.	174,749	9,626	Union Pacific Corp.	15,782	1,827
Meritage Homes Corp. (Æ)	32,800	1,597	United Parcel Service, Inc. Class B	11,308	1,329
Microchip Technology, Inc.	71,599	6,788	United Technologies Corp.	17,967	2,152
Micron Technology, Inc. (Æ)	63,804	2,827	UnitedHealth Group, Inc.	198,969	41,827
Microsoft Corp.	433,358	36,047	US Bancorp	39,636	2,155
Morgan Stanley	25,307	1,265	Valero Energy Corp.	21,402	1,688
MSC Industrial Direct Co. , Inc. Class A	15,745	1,305	Verizon Communications, Inc.	165,360	7,916
Netflix, Inc. (Æ)	19,989	3,926	Visa, Inc. Class A	94,987	10,447
NewMarket Corp.	1,468	588	Visteon Corp. (Æ)	9,270	1,168
NextEra Energy, Inc.	49,352	7,653	VMware, Inc. Class A(Æ)	7,683	920
Northrop Grumman Corp.	2,607	770	Walgreens Boots Alliance, Inc.	9,639	639
NVIDIA Corp.	70,869	14,656	Wal-Mart Stores, Inc.	38,438	3,356
Occidental Petroleum Corp.	31,900	2,060	Walt Disney Co. (The)	16,999	1,663
Omnicom Group, Inc.	9,450	635	Waste Management, Inc.	34,175	2,808
Oracle Corp.	12,485	635	Waters Corp. (Æ)	4,625	907
Packaging Corp. of America	50,204	5,837	Wausau Paper Corp.	316,978	5,602
PayPal Holdings, Inc. (Æ)	78,773	5,716	Wayfair, Inc. Class A(Æ)(Ñ)	83,931	5,867
PepsiCo, Inc.	111,511	12,292	Web. com Group, Inc. (Æ)	265,400	6,396
Pfizer, Inc.	492,154	17,255	Webster Financial Corp.	135,700	7,462
PG&E Corp.	13,564	784	WEC Energy Group, Inc. (Æ)	17,509	1,180
Phillips 66	20,506	1,868	Wells Fargo & Co.	45,171	2,536
Platform Specialty Products Corp. (Æ)	405,341	4,337	WESCO International, Inc. (Æ)	119,700	7,559
PNC Financial Services Group, Inc.			Westar Energy, Inc. Class A	23,634	1,264
(The)	5,407	740	Western Union Co. (The)	343,000	6,812
Praxair, Inc.	58,469	8,543	WestRock Co.	47,148	2,892
Priceline Group, Inc. (The)(Æ)	3,372	6,447	Workday, Inc. Class A(Æ)	79,898	8,868
Principal Financial Group, Inc.	15,755	1,037	Xerox Corp.	200,350	6,073
Procter & Gamble Co. (The)	45,727	3,948	Zillow Group, Inc. (Æ)(Ñ)	100,561	4,151
Progressive Corp. (The)	26,493	1,289	Zimmer Biomet Holdings, Inc.	6,609	804
Prudential Financial, Inc.	4,970	549			1,065,319
Public Service Enterprise Group, Inc.	16,967	835
Public Storage(ö)	4,905	1,017	Virgin Islands, British - 0.2%
QUALCOMM, Inc.	22,969	1,172	J2 Acquisition, Ltd. (Æ)(Þ)	322,100	3,221
Quest Diagnostics, Inc.	70,399	6,602	Ocelot Partners, Ltd. (Å)(Æ)	144,126	1,412
Range Resources Corp.	261,200	4,730			4,633
Raytheon Co.	11,699	2,108
Regal Entertainment Group Class A(Ñ)	418,085	6,836	Total Common Stocks
Regions Financial Corp.	32,600	505	(cost $1,569,241)		2,049,077
Republic Services, Inc. Class A	10,620	691
Rockwell Automation, Inc.	5,803	1,165
Salesforce. com, Inc. (Æ)	41,936	4,292
Schlumberger, Ltd.	32,609	2,087
ServiceNow, Inc. (Æ)	66,455	8,398

See accompanying notes which are an integral part of the financial statements.

212 Global Equity Fund

Russell Investment Company
Global Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
		Principal		Fair
		Amount ($)		Value
		or Shares		$
Options Purchased - 0.1%
(Number of Contracts)
S&P 500 Index
Bank of America Mar 2018
2,374.29 Put (43,213)	USD	102,600	(ÿ)	1,178
Total Options Purchased
(cost $2,217)				1,178
Warrants & Rights - 0.0%
Virgin Islands, British - 0.0%
J2 Acquisition, Ltd. (Æ)
2020 Warrants		322,100		135
Ocelot Partners, Ltd. (Æ)
2020 Warrants		144,126		72
				207

Total Warrants & Rights
(cost $4)				207

Short-Term Investments - 6.3%
United States - 6.3%
U. S. Cash Management Fund(@)		105,047,138	(8)	105,058
United States Treasury Bills
1.083% due 11/09/17(~)(§)		11,300		11,297
1.055% due 11/30/17(~)(§)		5,800		5,795
0.992% due 12/07/17 (~)(§)		10,000		9,990
1.044% due 01/18/18 (~)(§)		4,900		4,889
				137,029
Total Short-Term Investments
(cost $137,028)				137,029

Other Securities - 1.7%
U. S. Cash Collateral Fund(×)(@)		36,787,125	(8)	36,787
Total Other Securities
(cost $36,787)				36,787

Total Investments 102.1%
(identified cost $1,745,277)				2,224,278

Other Assets and Liabilities, Net
-(2.1%)				(45,297)
Net Assets - 100.0%				2,178,981

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund 213

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Global Equity Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
0.1%
China Hongxing Sports, Ltd.	08/27/10	SGD	6,320,000	. 12	764	—
Ocelot Partners, Ltd.	03/08/17		144,126	9.99	1,440	1,412
						1,412
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Value and
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
CAC40 Euro Index Futures	64	EUR	3,521	11/17	114
DAX Index Futures	10	EUR	3,306	12/17	95
EURO STOXX 50 Index Futures	1,559	EUR	57,340	12/17	3,235
FTSE 100 Index Futures	31	GBP	2,315	12/17	(16)
Hang Seng Index Futures	6	HKD	8,460	11/17	(3)
OMXS30 Index Futures	34	SEK	5,677	11/17	15
S&P Mid 400 E-Mini Index Futures	13	USD	2,384	12/17	16
S&P 500 E-Mini Index Futures	241	USD	31,001	12/17	215
S&P/TSX 60 Index Futures	51	CAD	9,645	12/17	64
SPI 200 Index Futures	13	AUD	1,914	12/17	15
TOPIX Index Futures	777	JPY	13,698,510	12/17	9,562
Short Positions
FTSE 100 Index Futures	220	GBP	16,429	12/17	(260)
Hang Seng Index Futures	179	HKD	252,390	11/17	102
MSCI Emerging Markets Mini Index Futures	1,939	USD	108,991	12/17	(2,598)
S&P 500 E-Mini Index Futures	84	USD	10,805	12/17	(397)
SPI 200 Index Futures	148	AUD	21,786	12/17	(502)
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					9,657

Options Written
Amounts in thousands (except contract amounts)
			Number of	Strike		Notional	Expiration	Fair Value
Description	Counterparty	Call/Put	Contracts	Price		Amount	Date	$
S&P 500 Index	Bank of America	Put	43,213	2,124.36	USD	91,800	03/29/18	(430)
Total Liability for Options Written (premiums received $835)								(430)

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	340	AUD	435	12/20/17	(7)
Bank of America	USD	548	AUD	700	12/20/17	(12)
Bank of America	USD	5,595	AUD	7,300	12/20/17	(11)
Bank of America	USD	451	CAD	564	12/20/17	(13)
Bank of America	USD	803	CAD	1,000	12/20/17	(27)
Bank of America	USD	5,137	CAD	6,600	12/20/17	(19)
Bank of America	USD	3,392	EUR	2,878	12/20/17	(30)

See accompanying notes which are an integral part of the financial statements.

214 Global Equity Fund

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Global Equity Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	4,160	EUR	3,500	12/20/17	(72)
Bank of America	USD	4,535	EUR	3,848	12/20/17	(40)
Bank of America	USD	1,013	GBP	761	12/20/17	—
Bank of America	USD	1,331	GBP	1,000	12/20/17	—
Bank of America	USD	29,014	GBP	22,000	12/20/17	247
Bank of America	USD	289	HKD	2,253	12/20/17	—
Bank of America	USD	385	HKD	3,000	12/20/17	—
Bank of America	USD	1,924	HKD	15,000	12/20/17	—
Bank of America	USD	88	JPY	10,003	11/01/17	—
Bank of America	USD	235	JPY	26,748	11/01/17	1
Bank of America	USD	618	JPY	70,479	11/01/17	2
Bank of America	USD	709	JPY	80,821	11/01/17	2
Bank of America	USD	893	JPY	100,000	12/20/17	(12)
Bank of America	USD	2,100	JPY	235,888	12/20/17	(21)
Bank of America	USD	2,145	JPY	240,000	12/20/17	(30)
Bank of America	USD	18,467	JPY	2,100,000	12/20/17	45
Bank of America	USD	21,307	JPY	2,393,273	12/20/17	(211)
Bank of America	USD	127	NOK	1,000	12/20/17	(4)
Bank of America	USD	155	SEK	1,263	12/20/17	(4)
Bank of America	USD	272	SEK	2,200	12/20/17	(9)
Bank of America	AUD	233	USD	182	12/20/17	4
Bank of America	AUD	300	USD	235	12/20/17	5
Bank of America	CAD	150	USD	122	12/20/17	5
Bank of America	CAD	300	USD	240	12/20/17	7
Bank of America	EUR	400	USD	480	12/20/17	13
Bank of America	EUR	1,300	USD	1,532	12/20/17	14
Bank of America	EUR	4,500	USD	5,397	12/20/17	140
Bank of America	EUR	46,500	USD	54,415	12/20/17	100
Bank of America	GBP	400	USD	532	12/20/17	—
Bank of America	GBP	3,000	USD	4,056	12/20/17	66
Bank of America	GBP	4,562	USD	6,070	12/20/17	2
Bank of America	HKD	500	USD	64	12/20/17	—
Bank of America	HKD	15,000	USD	1,924	12/20/17	—
Bank of America	HKD	23,320	USD	2,991	12/20/17	—
Bank of America	HKD	39,500	USD	5,067	12/20/17	—
Bank of America	JPY	20,000	USD	179	12/20/17	3
Bank of America	JPY	100,000	USD	890	12/20/17	9
Bank of America	JPY	200,000	USD	1,789	12/20/17	26
Bank of America	SEK	1,000	USD	123	12/20/17	3
Bank of America	SEK	3,500	USD	441	12/20/17	22
Bank of Montreal	USD	10,041	AUD	12,517	12/20/17	(466)
Bank of Montreal	USD	12,200	CAD	14,835	12/20/17	(695)
Bank of Montreal	USD	37,733	EUR	31,250	12/20/17	(1,231)
Bank of Montreal	USD	42,045	EUR	36,000	12/20/17	5
Bank of Montreal	USD	16,048	GBP	12,218	12/20/17	203
Bank of Montreal	USD	5,276	HKD	41,125	12/20/17	—
Bank of Montreal	USD	25,115	JPY	2,714,927	12/20/17	(1,182)
Bank of Montreal	AUD	6,500	USD	4,976	12/20/17	4
Bank of Montreal	AUD	8,250	USD	6,618	12/20/17	307
Bank of Montreal	CAD	150	USD	120	12/20/17	4
Bank of Montreal	CAD	12,500	USD	9,729	12/20/17	35
Bank of Montreal	CHF	7,448	USD	7,875	12/20/17	385
Bank of Montreal	EUR	700	USD	830	12/20/17	12

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund 215

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Global Equity Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of Montreal	EUR	20,263	USD	24,466	12/20/17	798
Bank of Montreal	GBP	150	USD	200	12/20/17	—
Bank of Montreal	GBP	10,302	USD	13,531	12/20/17	(171)
Bank of Montreal	GBP	30,500	USD	40,170	12/20/17	(399)
Bank of Montreal	HKD	56,130	USD	7,201	12/20/17	—
Bank of Montreal	JPY	55,000	USD	493	12/20/17	8
Bank of Montreal	JPY	1,803,000	USD	16,679	12/20/17	785
Bank of Montreal	JPY	2,300,000	USD	20,222	12/20/17	(53)
Bank of Montreal	NOK	69,045	USD	8,939	12/20/17	476
BNP Paribas	CAD	300	USD	240	12/20/17	8
BNP Paribas	EUR	700	USD	827	12/20/17	9
BNP Paribas	GBP	300	USD	399	12/20/17	(1)
BNP Paribas	JPY	60,000	USD	534	12/20/17	5
Brown Brothers Harriman	USD	196	AUD	250	12/20/17	(5)
Brown Brothers Harriman	USD	621	AUD	773	12/20/17	(29)
Brown Brothers Harriman	USD	10,045	AUD	12,517	12/20/17	(469)
Brown Brothers Harriman	USD	13,188	AUD	16,500	12/20/17	(565)
Brown Brothers Harriman	USD	320	CAD	400	12/20/17	(9)
Brown Brothers Harriman	USD	961	CAD	1,166	12/20/17	(57)
Brown Brothers Harriman	USD	12,225	CAD	14,835	12/20/17	(720)
Brown Brothers Harriman	USD	18,470	CAD	22,500	12/20/17	(1,021)
Brown Brothers Harriman	USD	1,299	EUR	1,100	12/20/17	(14)
Brown Brothers Harriman	USD	3,481	EUR	2,882	12/20/17	(114)
Brown Brothers Harriman	USD	37,743	EUR	31,250	12/20/17	(1,241)
Brown Brothers Harriman	USD	90,021	EUR	75,000	12/20/17	(2,417)
Brown Brothers Harriman	USD	396	GBP	300	12/20/17	3
Brown Brothers Harriman	USD	1,384	GBP	1,054	12/20/17	17
Brown Brothers Harriman	USD	2,723	GBP	2,000	12/20/17	(63)
Brown Brothers Harriman	USD	16,052	GBP	12,218	12/20/17	199
Brown Brothers Harriman	USD	31,313	GBP	23,000	12/20/17	(720)
Brown Brothers Harriman	USD	128	HKD	1,000	12/20/17	—
Brown Brothers Harriman	USD	395	HKD	3,082	12/20/17	—
Brown Brothers Harriman	USD	1,284	HKD	10,000	12/20/17	(1)
Brown Brothers Harriman	USD	5,276	HKD	41,125	12/20/17	(1)
Brown Brothers Harriman	USD	8,463	HKD	66,000	12/20/17	3
Brown Brothers Harriman	USD	530	JPY	60,095	11/02/17	(1)
Brown Brothers Harriman	USD	889	JPY	100,794	11/02/17	(2)
Brown Brothers Harriman	USD	1,960	JPY	222,312	11/02/17	(5)
Brown Brothers Harriman	USD	703	JPY	79,651	11/06/17	(2)
Brown Brothers Harriman	USD	536	JPY	60,000	12/20/17	(7)
Brown Brothers Harriman	USD	1,972	JPY	212,470	12/20/17	(99)
Brown Brothers Harriman	USD	25,198	JPY	2,714,927	12/20/17	(1,265)
Brown Brothers Harriman	USD	44,400	JPY	4,900,000	12/20/17	(1,206)
Brown Brothers Harriman	USD	275	SEK	2,173	12/20/17	(14)
Brown Brothers Harriman	USD	5,933	SEK	47,000	12/20/17	(302)
Brown Brothers Harriman	AUD	70	USD	54	12/20/17	1
Brown Brothers Harriman	AUD	100	USD	80	12/20/17	3
Brown Brothers Harriman	AUD	200	USD	157	12/20/17	4
Brown Brothers Harriman	AUD	250	USD	192	12/20/17	—
Brown Brothers Harriman	AUD	500	USD	396	12/20/17	14
Brown Brothers Harriman	AUD	8,250	USD	6,621	12/20/17	309
Brown Brothers Harriman	CAD	100	USD	80	12/20/17	2
Brown Brothers Harriman	CAD	150	USD	117	12/20/17	1

See accompanying notes which are an integral part of the financial statements.

216 Global Equity Fund

Russell Investment Company
Global Equity Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	CAD	300	USD	240	12/20/17	8
Brown Brothers Harriman	CAD	600	USD	487	12/20/17	21
Brown Brothers Harriman	CHF	7,448	USD	7,885	12/20/17	395
Brown Brothers Harriman	EUR	300	USD	356	12/20/17	5
Brown Brothers Harriman	EUR	500	USD	584	12/20/17	—
Brown Brothers Harriman	EUR	600	USD	719	12/20/17	18
Brown Brothers Harriman	EUR	1,000	USD	1,180	12/20/17	12
Brown Brothers Harriman	EUR	2,000	USD	2,398	12/20/17	62
Brown Brothers Harriman	EUR	4,000	USD	4,800	12/20/17	128
Brown Brothers Harriman	EUR	20,263	USD	24,472	12/20/17	805
Brown Brothers Harriman	GBP	100	USD	132	12/20/17	(1)
Brown Brothers Harriman	GBP	100	USD	131	12/20/17	(2)
Brown Brothers Harriman	GBP	150	USD	197	12/20/17	(2)
Brown Brothers Harriman	GBP	200	USD	265	12/20/17	(1)
Brown Brothers Harriman	GBP	700	USD	953	12/20/17	22
Brown Brothers Harriman	GBP	2,000	USD	2,723	12/20/17	63
Brown Brothers Harriman	GBP	10,302	USD	13,534	12/20/17	(168)
Brown Brothers Harriman	HKD	300	USD	39	12/20/17	—
Brown Brothers Harriman	HKD	1,000	USD	128	12/20/17	—
Brown Brothers Harriman	HKD	1,000	USD	128	12/20/17	—
Brown Brothers Harriman	HKD	2,000	USD	257	12/20/17	—
Brown Brothers Harriman	HKD	3,000	USD	385	12/20/17	—
Brown Brothers Harriman	HKD	56,130	USD	7,201	12/20/17	1
Brown Brothers Harriman	JPY	20,000	USD	178	12/20/17	2
Brown Brothers Harriman	JPY	30,000	USD	264	12/20/17	—
Brown Brothers Harriman	JPY	50,000	USD	445	12/20/17	4
Brown Brothers Harriman	JPY	50,000	USD	460	12/20/17	19
Brown Brothers Harriman	JPY	140,000	USD	1,249	12/20/17	14
Brown Brothers Harriman	JPY	500,000	USD	4,504	12/20/17	96
Brown Brothers Harriman	JPY	1,803,000	USD	16,734	12/20/17	840
Brown Brothers Harriman	NOK	69,045	USD	8,929	12/20/17	465
Brown Brothers Harriman	SEK	250	USD	31	12/20/17	1
Brown Brothers Harriman	SEK	400	USD	48	12/20/17	—
Brown Brothers Harriman	SEK	400	USD	49	12/20/17	1
Brown Brothers Harriman	SEK	1,400	USD	176	12/20/17	9
Citigroup	USD	621	AUD	773	12/20/17	(30)
Citigroup	USD	10,054	AUD	12,517	12/20/17	(478)
Citigroup	USD	961	CAD	1,166	12/20/17	(57)
Citigroup	USD	12,234	CAD	14,835	12/20/17	(729)
Citigroup	USD	3,481	EUR	2,882	12/20/17	(115)
Citigroup	USD	37,746	EUR	31,250	12/20/17	(1,245)
Citigroup	USD	1,386	GBP	1,054	12/20/17	16
Citigroup	USD	16,070	GBP	12,218	12/20/17	181
Citigroup	USD	395	HKD	3,082	12/20/17	—
Citigroup	USD	5,276	HKD	41,125	12/20/17	(1)
Citigroup	USD	1,972	JPY	212,470	12/20/17	(99)
Citigroup	USD	25,203	JPY	2,714,927	12/20/17	(1,271)
Citigroup	USD	275	SEK	2,173	12/20/17	(15)
Citigroup	AUD	100	USD	76	12/20/17	—
Citigroup	AUD	300	USD	240	12/20/17	10
Citigroup	AUD	8,250	USD	6,627	12/20/17	315
Citigroup	CAD	250	USD	195	12/20/17	1
Citigroup	CAD	500	USD	404	12/20/17	16

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund 217

Russell Investment Company
Global Equity Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	CHF	7,448	USD	7,878	12/20/17	388
Citigroup	EUR	500	USD	584	12/20/17	—
Citigroup	EUR	800	USD	947	12/20/17	13
Citigroup	EUR	20,263	USD	24,474	12/20/17	807
Citigroup	GBP	200	USD	265	12/20/17	(1)
Citigroup	GBP	300	USD	399	12/20/17	—
Citigroup	GBP	400	USD	523	12/20/17	(9)
Citigroup	GBP	10,302	USD	13,550	12/20/17	(152)
Citigroup	HKD	1,000	USD	128	12/20/17	—
Citigroup	HKD	56,130	USD	7,202	12/20/17	1
Citigroup	JPY	10,000	USD	92	12/20/17	4
Citigroup	JPY	40,000	USD	352	12/20/17	—
Citigroup	JPY	50,000	USD	440	12/20/17	—
Citigroup	JPY	1,803,000	USD	16,737	12/20/17	844
Citigroup	NOK	69,045	USD	8,938	12/20/17	475
Citigroup	SEK	600	USD	76	12/20/17	4
Royal Bank of Canada	USD	621	AUD	773	12/20/17	(30)
Royal Bank of Canada	USD	10,053	AUD	12,517	12/20/17	(478)
Royal Bank of Canada	USD	961	CAD	1,166	12/20/17	(57)
Royal Bank of Canada	USD	12,226	CAD	14,835	12/20/17	(721)
Royal Bank of Canada	USD	3,484	EUR	2,882	12/20/17	(117)
Royal Bank of Canada	USD	37,775	EUR	31,250	12/20/17	(1,273)
Royal Bank of Canada	USD	1,386	GBP	1,054	12/20/17	16
Royal Bank of Canada	USD	16,068	GBP	12,218	12/20/17	183
Royal Bank of Canada	USD	396	HKD	3,082	12/20/17	—
Royal Bank of Canada	USD	5,278	HKD	41,125	12/20/17	(2)
Royal Bank of Canada	USD	1,973	JPY	212,470	12/20/17	(100)
Royal Bank of Canada	USD	25,214	JPY	2,714,927	12/20/17	(1,282)
Royal Bank of Canada	USD	275	SEK	2,173	12/20/17	(15)
Royal Bank of Canada	AUD	8,250	USD	6,626	12/20/17	315
Royal Bank of Canada	CHF	7,448	USD	7,889	12/20/17	400
Royal Bank of Canada	EUR	20,263	USD	24,493	12/20/17	825
Royal Bank of Canada	GBP	10,302	USD	13,548	12/20/17	(154)
Royal Bank of Canada	HKD	56,130	USD	7,203	12/20/17	3
Royal Bank of Canada	JPY	1,803,000	USD	16,745	12/20/17	851
Royal Bank of Canada	NOK	69,045	USD	8,934	12/20/17	471
State Street	USD	78	AUD	100	12/20/17	(1)
State Street	USD	93	AUD	120	12/20/17	(1)
State Street	USD	313	AUD	400	12/20/17	(7)
State Street	USD	628	AUD	800	12/20/17	(16)
State Street	USD	2,393	AUD	3,000	12/20/17	(98)
State Street	USD	5,602	AUD	7,000	12/20/17	(247)
State Street	USD	80	CAD	100	12/20/17	(2)
State Street	USD	120	CAD	150	12/20/17	(4)
State Street	USD	321	CAD	400	12/20/17	(11)
State Street	USD	959	CAD	1,200	12/20/17	(28)
State Street	USD	3,284	CAD	4,000	12/20/17	(182)
State Street	USD	5,225	CHF	5,000	12/20/17	(197)
State Street	USD	235	EUR	200	12/20/17	(2)
State Street	USD	594	EUR	500	12/20/17	(10)
State Street	USD	1,190	EUR	1,000	12/20/17	(22)
State Street	USD	1,780	EUR	1,500	12/20/17	(28)
State Street	USD	4,735	EUR	4,000	12/20/17	(63)

See accompanying notes which are an integral part of the financial statements.

218 Global Equity Fund

Russell Investment Company
Global Equity Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	USD	15,555	EUR	13,000	12/20/17	(370)
State Street	USD	20,492	EUR	17,000	12/20/17	(636)
State Street	USD	131	GBP	100	12/20/17	2
State Street	USD	199	GBP	150	12/20/17	1
State Street	USD	537	GBP	400	12/20/17	(5)
State Street	USD	1,726	GBP	1,300	12/20/17	3
State Street	USD	5,375	GBP	4,000	12/20/17	(55)
State Street	USD	13,156	GBP	9,700	12/20/17	(254)
State Street	USD	64	HKD	500	12/20/17	—
State Street	USD	128	HKD	1,000	12/20/17	—
State Street	USD	385	HKD	3,000	12/20/17	—
State Street	USD	1,412	HKD	11,000	12/20/17	(1)
State Street	USD	7,063	HKD	55,000	12/20/17	(8)
State Street	USD	178	JPY	20,000	12/20/17	(2)
State Street	USD	312	JPY	35,000	12/20/17	(4)
State Street	USD	892	JPY	100,000	12/20/17	(10)
State Street	USD	2,682	JPY	300,000	12/20/17	(38)
State Street	USD	8,179	JPY	900,000	12/20/17	(245)
State Street	USD	10,806	JPY	1,200,000	12/20/17	(228)
State Street	USD	6,423	NOK	50,000	12/20/17	(294)
State Street	USD	37	SEK	300	12/20/17	(1)
State Street	USD	148	SEK	1,200	12/20/17	(4)
State Street	USD	297	SEK	2,400	12/20/17	(10)
State Street	USD	1,005	SEK	8,000	12/20/17	(47)
State Street	USD	1,391	SEK	11,000	12/20/17	(73)
State Street	AUD	100	USD	78	12/20/17	2
State Street	AUD	200	USD	156	12/20/17	3
State Street	AUD	200	USD	159	12/20/17	6
State Street	AUD	220	USD	170	12/20/17	2
State Street	AUD	250	USD	200	12/20/17	9
State Street	AUD	1,030	USD	787	12/20/17	(1)
State Street	AUD	9,000	USD	7,203	12/20/17	318
State Street	AUD	20,000	USD	16,007	12/20/17	707
State Street	CAD	300	USD	242	12/20/17	10
State Street	CAD	300	USD	239	12/20/17	7
State Street	CAD	450	USD	365	12/20/17	16
State Street	CAD	11,000	USD	8,964	12/20/17	433
State Street	CAD	27,300	USD	22,247	12/20/17	1,076
State Street	EUR	100	USD	117	12/20/17	1
State Street	EUR	100	USD	118	12/20/17	1
State Street	EUR	800	USD	952	12/20/17	18
State Street	EUR	1,000	USD	1,179	12/20/17	11
State Street	EUR	1,300	USD	1,554	12/20/17	35
State Street	EUR	26,000	USD	31,341	12/20/17	972
State Street	EUR	90,200	USD	108,731	12/20/17	3,372
State Street	GBP	300	USD	405	12/20/17	6
State Street	GBP	320	USD	421	12/20/17	(4)
State Street	GBP	375	USD	507	12/20/17	8
State Street	GBP	8,700	USD	11,800	12/20/17	227
State Street	GBP	27,800	USD	37,705	12/20/17	727
State Street	HKD	800	USD	103	12/20/17	—
State Street	HKD	1,000	USD	128	12/20/17	—
State Street	HKD	1,200	USD	154	12/20/17	—

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund 219

Russell Investment Company
Global Equity Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	HKD	4,240	USD	544	12/20/17	—
State Street	HKD	35,000	USD	4,495	12/20/17	5
State Street	HKD	80,500	USD	10,337	12/20/17	11
State Street	JPY	30,000	USD	268	12/20/17	3
State Street	JPY	50,000	USD	449	12/20/17	9
State Street	JPY	70,000	USD	623	12/20/17	6
State Street	JPY	175,000	USD	1,565	12/20/17	22
State Street	JPY	282,640	USD	2,495	12/20/17	4
State Street	JPY	2,200,000	USD	19,811	12/20/17	418
State Street	JPY	5,950,000	USD	53,580	12/20/17	1,130
State Street	SEK	750	USD	94	12/20/17	4
State Street	SEK	1,000	USD	124	12/20/17	4
State Street	SEK	1,000	USD	123	12/20/17	4
State Street	SEK	50,000	USD	6,332	12/20/17	342
State Street	SEK	56,700	USD	7,171	12/20/17	378
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(3,124)

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Australia	$—	$24,959	$—	$—	$24,959	1.1
Austria	—	6,482	—	—	6,482	0.3
Belgium	—	9,008	—	—	9,008	0.4
Bermuda	2,726	—	—	—	2,726	0.1
Brazil	6,051	—	—	—	6,051	0.3
Canada	25,356	—	—	—	25,356	1.2
Cayman Islands	10,955	23,162	—	—	34,117	1.6
China	18,488	8,074	—	—	26,562	1.2
Colombia	5,233	—	—	—	5,233	0.2
Denmark	—	5,406	—	—	5,406	0.3
Finland	—	7,983	—	—	7,983	0.4
France	—	81,249	—	—	81,249	3.7
Germany	5,516	83,564	—	—	89,080	4.1
Hong Kong	—	17,342	—	—	17,342	0.8
India	6,700	8,824	—	—	15,524	0.7
Indonesia	—	3,634	—	—	3,634	0.2
Ireland	17,104	6,891	—	—	23,995	1.1
Israel	4,796	1,087	—	—	5,883	0.3
Italy	—	11,603	—	—	11,603	0.5
Japan	—	138,178	—	—	138,178	6.3
Jersey	—	703	—	—	703	— *

See accompanying notes which are an integral part of the financial statements.

220 Global Equity Fund

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Global Equity Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Luxembourg	—	1,370	—	—	1,370	0.1
Netherlands	8,496	14,288	—	—	22,784	1.0
Norway	—	19,748	—	—	19,748	0.9
Panama	833	—	—	—	833	— *
Portugal	—	3,211	—	—	3,211	0.1
Puerto Rico	5,891	—	—	—	5,891	0.3
Russia	—	12,631	—	—	12,631	0.6
Singapore	—	14,297	—	—	14,297	0.7
South Korea	—	82,779	—	—	82,779	3.8
Spain	1,566	11,053	—	—	12,619	0.6
Sweden	—	17,325	—	—	17,325	0.8
Switzerland	9,813	58,704	—	—	68,517	3.1
Taiwan	25,906	4,442	—	—	30,348	1.4
Thailand	—	16,772	—	—	16,772	0.8
United Kingdom	20,731	108,195	—	—	128,926	5.9
United States	1,059,717	5,602	—	—	1,065,319	48.9
Virgin Islands, British	3,221	1,412	—	—	4,633	0.2
Options Purchased	—	1,178	—	—	1,178	0.1
Warrants & Rights	207	—	—	—	207	— *
Short-Term Investments	—	31,971	—	105,058	137,029	6.3
Other Securities	—	—	—	36,787	36,787	1.7
Total Investments	1,239,306	843,127	—	141,845	2,224,278	102.1
Other Assets and Liabilities, Net						(2.1)
						100.0

Other Financial Instruments
Assets
Futures Contracts	13,433	—	—	—	13,433	0.6
Foreign Currency Exchange Contracts	5	23,754	—	—	23,759	1.1

Liabilities
Futures Contracts	(3,776)	—	—	—	(3,776)	(0.2)
Options Written	—	(430)	—	—	(430)	(—)*
Foreign Currency Exchange Contracts	(11)	(26,872)	—	—	(26,883)	(1.2)
Total Other Financial Instruments**	$9,651	$(3,548)	$—	$—	$6,103

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund 221

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Global Equity Fund

Schedule of Investments, continued — October 31, 2017

For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

Amounts in thousands
Fair Value
Sector Exposure	$
Consumer Discretionary	245,698
Consumer Staples	101,924
Energy	84,573
Financial Services	510,509
Health Care	261,237
Materials and Processing	114,719
Producer Durables	163,007
Technology	469,935
Utilities	97,475
Options Purchased	1,178
Warrants and Rights	207
Short-Term Investments	137,029
Other Securities	36,787
Total Investments	2,224,278

See accompanying notes which are an integral part of the financial statements.

222 Global Equity Fund

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Global Equity Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$1,178	$—
Unrealized appreciation on foreign currency exchange contracts	—	23,759
Variation margin on futures contracts**	13,433	—
Total	$14,611	$23,759

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$3,776	$—
Unrealized depreciation on foreign currency exchange contracts	—	26,883
Options written, at fair value	430	—
Total	$4,206	$26,883
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$(9,380)	$—
Futures contracts	10,798	—
Options written	985	—
Foreign currency exchange contracts	—	304
Total	$2,403	$304

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments****	$(1,039)	$—
Futures contracts	9,099	—
Options written	405	—
Foreign currency exchange contracts	—	(6,229)
Total	$8,465	$(6,229)

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Includes net change in unrealized appreciation/depreciation on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund 223

Russell Investment Company
Global Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
			Amounts		of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value		$1,178	$—	$1,178
Securities on Loan*	Investments, at fair value		36,605	—	36,605
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		23,759	—	23,759
Futures Contracts	Variation margin on futures contracts		687	—	687
Total Financial and Derivative Assets			62,229	—	62,229
Financial and Derivative Assets not subject to a netting agreement			(692)	—	(692)
Total Financial and Derivative Assets subject to a netting agreement			$61,537	$—	$61,537

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities
		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Bank of America		$1,890	$953	$—	$937
Bank of Montreal		3,024	3,024	—	—
Barclays		1,830	—	1,830	—
BNP Paribas		22	1	—	21
Brown Brothers Harriman		3,549	3,549	—	—
Citigroup		8,072	3,072	5,000	—
Credit Suisse		2,036	—	2,036	—
Deutsche Bank		1,694	—	1,694	—
Goldman Sachs		17,902	—	17,902	—
HSBC		495	—	495	—
Merrill Lynch		7,030	—	7,030	—
Morgan Stanley		453	—	453	—
Royal Bank of Canada		3,064	3,064	—	—
Societe Generale		165	—	165	—
State Street		10,311	3,208	—	7,103
Total		$61,537	$16,871	$36,605	$8,061

See accompanying notes which are an integral part of the financial statements.

224 Global Equity Fund

Russell Investment Company
Global Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
				Gross	Net Amounts
				Amounts	of Liabilities
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities		Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts		$1,580	$—	$1,580
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts		26,883	—	26,883
Options Written Contracts	Options written, at fair value		430	—	430
Total Financial and Derivative Liabilities			28,893	—	28,893
Financial and Derivative Liabilities not subject to a netting agreement			(1,591)	—	(1,591)
Total Financial and Derivative Liabilities subject to a netting agreement			$27,302	$—	$27,302

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Liabilities
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Pledged^	Net Amount
Bank of America		$953	$953	$—	$—
Bank of Montreal		4,199	3,024	—	1,175
BNP Paribas		1	1	—	—
Brown Brothers Harriman		10,514	3,549	—	6,965
Citigroup		4,199	3,072	—	1,127
Royal Bank of Canada		4,228	3,064	—	1,164
State Street		3,208	3,208	—	—
Total		$27,302	$16,871	$—	$10,431

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund 225

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Global Equity Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$1,745,277
Investments, at fair value(*)(>)	2,224,278
Cash (restricted)(a)	700
Foreign currency holdings(^)	1,318
Unrealized appreciation on foreign currency exchange contracts	23,759
Receivables:
Dividends and interest	2,353
Dividends from affiliated funds	81
Investments sold	4,188
Fund shares sold	2,282
Foreign capital gains taxes recoverable	1,267
Variation margin on futures contracts	687
Total assets	2,260,913

Liabilities
Payables:
Due to custodian	26
Investments purchased	8,429
Fund shares redeemed	4,858
Accrued fees to affiliates	2,063
Other accrued expenses	322
Variation margin on futures contracts	1,580
Deferred capital gains tax liability	554
Unrealized depreciation on foreign currency exchange contracts	26,883
Options written, at fair value(x)	430
Payable upon return of securities loaned	36,787
Total liabilities	81,932

Net Assets	$2,178,981

See accompanying notes which are an integral part of the financial statements.

226 Global Equity Fund

Russell Investment Company
Global Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$15,941
Accumulated net realized gain (loss)	232,906
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	478,447
Futures contracts	9,657
Options written	405
Foreign currency exchange contracts	(3,124)
Foreign currency-related transactions	17
Shares of beneficial interest	1,834
Additional paid-in capital	1,442,898
Net Assets	$2,178,981

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.81
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.53
Class A — Net assets	$13,330,801
Class A — Shares outstanding ($. 01 par value)	1,128,611
Net asset value per share: Class C(#)	$11.64
Class C — Net assets	$10,010,877
Class C — Shares outstanding ($. 01 par value)	859,760
Net asset value per share: Class E(#)	$11.83
Class E — Net assets	$845,857
Class E — Shares outstanding ($. 01 par value)	71,514
Net asset value per share: Class M(#)	$11.88
Class M — Net assets	$61,922,646
Class M — Shares outstanding ($. 01 par value)	5,211,408
Net asset value per share: Class S(#)	$11.87
Class S — Net assets	$1,184,587,201
Class S — Shares outstanding ($. 01 par value)	99,781,890
Net asset value per share: Class Y(#)	$11.90
Class Y — Net assets	$908,283,742
Class Y — Shares outstanding ($. 01 par value)	76,318,393
Amounts in thousands
(^) Foreign currency holdings - cost	$1,335
(x) Premiums received on options written	$835
(*) Securities on loan included in investments	$36,605
(>) Investments in affiliates, U. S. Cash Management Fund and U. S. Cash Collateral Fund	$141,845

(a) Cash Collateral for Futures	$700
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund 227

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Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$52,908
Dividends from affiliated funds	1,107
Interest	156
Securities lending income (net)	144
Securities lending income from affiliated funds (net)	397
Less foreign taxes withheld	(3,180)
Total investment income	51,532

Expenses
Advisory fees	23,271
Administrative fees	1,191
Custodian fees	561
Distribution fees - Class A	33
Distribution fees - Class C	82
Transfer agent fees - Class A	26
Transfer agent fees - Class C	22
Transfer agent fees - Class E	21
Transfer agent fees - Class M	20
Transfer agent fees - Class S	3,408
Transfer agent fees - Class Y	32
Professional fees	139
Registration fees	139
Shareholder servicing fees - Class C	27
Shareholder servicing fees - Class E	27
Trustees’ fees	81
Printing fees	226
Miscellaneous	45
Expenses before reductions	29,351
Expense reductions	(10)
Net expenses	29,341
Net investment income (loss)	22,191

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	373,241
Investments in affiliated funds	13
Futures contracts	10,798
Options written	985
Foreign currency exchange contracts	304
Foreign currency-related transactions	(1,863)
Net realized gain (loss)	383,478
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	114,087
Investments in affiliated funds	(8)
Futures contracts	9,099
Options written	405
Foreign currency exchange contracts	(6,229)
Foreign currency-related transactions	465
Net change in unrealized appreciation (depreciation)	117,819
Net realized and unrealized gain (loss)	501,297

See accompanying notes which are an integral part of the financial statements.

228 Global Equity Fund

Russell Investment Company
Global Equity Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Net Increase (Decrease) in Net Assets from Operations	$523,488

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund 229

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Global Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,191	$24,536
Net realized gain (loss)	383,478	161,661
Net change in unrealized appreciation (depreciation)	117,819	(171,485)
Net increase (decrease) in net assets from operations	523,488	14,712

Distributions
From net investment income
Class A	(148)	(199)
Class C	(48)	(76)
Class E	(514)	(626)
Class S	(24,064)	(31,594)
Class Y	(10,394)	(14,045)
From net realized gain
Class A	(822)	(1,154)
Class C	(734)	(1,095)
Class E	(2,776)	(3,782)
Class S	(108,287)	(159,149)
Class Y	(41,418)	(62,668)
Net decrease in net assets from distributions	(189,205)	(274,388)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(540,619)	(193,436)
Total Net Increase (Decrease) in Net Assets	(206,336)	(453,112)

Net Assets
Beginning of period	2,385,317	2,838,429
End of period	$2,178,981	$2,385,317
Undistributed (overdistributed) net investment income included in net assets	$15,941	$26,475

See accompanying notes which are an integral part of the financial statements.

230 Global Equity Fund

Russell Investment Company
Global Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from shares sold	147	$1,596	299	$3,050
Proceeds from reinvestment of distributions	95	949	134	1,323
Payments for shares redeemed	(351)	(3,788)	(387)	(3,920)
Net increase (decrease)	(109)	(1,243)	46	453
Class C
Proceeds from shares sold	125	1,307	129	1,285
Proceeds from reinvestment of distributions	79	781	119	1,169
Payments for shares redeemed	(427)	(4,565)	(353)	(3,523)
Net increase (decrease)	(223)	(2,477)	(105)	(1,069)
Class E
Proceeds from shares sold	118	1,231	302	3,027
Proceeds from reinvestment of distributions	318	3,180	422	4,177
Payments for shares redeemed	(4,431)	(45,074)	(723)	(7,299)
Net increase (decrease)	(3,995)	(40,663)	1	(95)
Class M(1)
Proceeds from shares sold	5,502	62,488	—	—
Payments for shares redeemed	(291)	(3,308)	—	—
Net increase (decrease)	5,211	59,180	—	—
Class S
Proceeds from shares sold	30,465	326,120	23,374	235,992
Proceeds from reinvestment of distributions	13,066	130,657	18,937	187,478
Payments for shares redeemed	(103,342)	(1,158,594)	(55,252)	(554,916)
Net increase (decrease)	(59,811)	(701,817)	(12,941)	(131,446)
Class Y
Proceeds from shares sold	28,347	319,843	2,770	27,413
Proceeds from reinvestment of distributions	5,176	51,812	7,741	76,713
Payments for shares redeemed	(20,459)	(225,254)	(15,977)	(165,405)
Net increase (decrease)	13,064	146,401	(5,466)	(61,279)
Total increase (decrease)	(45,863)	$(540,619)	(18,465)	$(193,436)

(1) For the period March 17, 2017 (commencement of operations) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund 231

Russell Investment Company
Global Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	10.35	. 06	2.21	2.27	(. 12)	(. 69)
October 31, 2016	11.40	. 07	(. 01)	. 06	(. 16)	(. 95)
October 31, 2015	11.72	. 09	. 32	. 41	(. 15)	(. 58)
October 31, 2014	11.07	. 07	. 83	. 90	(. 05)	(. 20)
October 31, 2013	8.76	. 07	2.31	2.38	(. 07)	—

Class C
October 31, 2017	10.21	(. 02)	2.18	2.16	(. 04)	(. 69)
October 31, 2016	11.24	(. 01)	(. 01)	(. 02)	(. 06)	(. 95)
October 31, 2015	11.55	—(f)	. 33	. 33	(. 06)	(. 58)
October 31, 2014	10.96	(. 02)	. 81	. 79	—(f)	(. 20)
October 31, 2013	8.66	(. 01)	2.31	2.30	—	—

Class E
October 31, 2017	10.37	. 01	2.27	2.28	(. 13)	(. 69)
October 31, 2016	11.41	. 07	—(f)	. 07	(. 16)	(. 95)
October 31, 2015	11.72	. 09	. 32	. 41	(. 14)	(. 58)
October 31, 2014	11.07	. 07	. 82	. 89	(. 04)	(. 20)
October 31, 2013	8.76	. 07	2.31	2.38	(. 07)	—

Class M
October 31, 2017(9)	10.64	. 04	1.20	1.24	—	—

Class S
October 31, 2017	10.40	. 09	2.22	2.31	(. 15)	(. 69)
October 31, 2016	11.45	. 09	—(f)	. 09	(. 19)	(. 95)
October 31, 2015	11.77	. 12	. 32	. 44	(. 18)	(. 58)
October 31, 2014	11.11	. 09	. 84	. 93	(. 07)	(. 20)
October 31, 2013	8.79	. 09	2.33	2.42	(. 10)	—

Class Y
October 31, 2017	10.42	. 11	2.23	2.34	(. 17)	(. 69)
October 31, 2016	11.48	. 12	(. 02)	. 10	(. 21)	(. 95)
October 31, 2015	11.79	. 14	. 33	. 47	(. 20)	(. 58)
October 31, 2014	11.14	. 12	. 82	. 94	(. 09)	(. 20)
October 31, 2013	8.81	. 11	2.33	2.44	(. 11)	—

See accompanying notes which are an integral part of the financial statements.

232 Global Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)(k)
(. 81)	11.81	23.41	13,331	1.49	1.49	. 58	90
(1.11)	10.35	1.02	12,807	1.50	1.50	. 72	46
(. 73)	11.40	3.56	13,589	1.49	1.49	. 75	47
(. 25)	11.72	8.18	12,819	1.49	1.49	. 59	39
(. 07)	11.07	27.37	11,427	1.49	1.49	. 67	82

(. 73)	11.64	22.47	10,011	2.24	2.24	(. 15)	90
(1.01)	10.21	. 24	11,059	2.25	2.25	(. 06)	46
(. 64)	11.24	2.87	13,356	2.24	2.24	—(i)	47
(. 20)	11.55	7.26	14,286	2.24	2.24	(. 16)	39
—	10.96	26.56	14,118	2.24	2.24	(. 08)	82

(. 82)	11.83	23.40	846	1.48	1.48	. 06	90
(1.11)	10.37	1.04	42,161	1.50	1.50	. 69	46
(. 72)	11.41	3.59	46,407	1.49	1.49	. 75	47
(. 24)	11.72	8.15	53,265	1.49	1.49	. 60	39
(. 07)	11.07	27.41	56,210	1.49	1.49	. 67	82

—	11.88	11.65	61,922	1.24	1.14	. 57	90

(. 84)	11.87	23.74	1,184,587	1.24	1.24	. 87	90
(1.14)	10.40	1.26	1,659,879	1.25	1.25	. 94	46
(. 76)	11.45	3.80	1,976,080	1.24	1.24	. 99	47
(. 27)	11.77	8.48	2,240,991	1.24	1.24	. 83	39
(. 10)	11.11	27.74	2,078,046	1.24	1.24	. 92	82

(. 86)	11.90	24.05	908,284	1.04	1.04	. 99	90
(1.16)	10.42	1.40	659,411	1.05	1.05	1.14	46
(. 78)	11.48	4.09	788,997	1.04	1.04	1.20	47
(. 29)	11.79	8.56	1,007,799	1.04	1.04	1.06	39
(. 11)	11.14	28.01	1,067,614	1.04	1.04	1.13	82

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund 233

Russell Investment Company
Global Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$1,741,888
Administration fees	88,463
Distribution fees	9,322
Shareholder servicing fees	2,327
Transfer agent fees	211,558
Trustee fees	9,366
$2,062,924

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Collateral Fund	$34,570	$607,936	$605,719	$—	$—	$36,787	$397	$—
U. S. Cash Management Fund	64,986	2,259,105	2,219,038	13	(8)	105,058	1,107	—
	$99,556	$2,867,041	$2,824,757	$13	$(8)	$141,845	$1,504	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$1,754,283,458
Unrealized Appreciation	$524,961,299
Unrealized Depreciation	(45,315,592)
Net Unrealized Appreciation (Depreciation)	$479,645,707
Undistributed Ordinary Income	$86,177,821
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$168,772,240
Tax Composition of Distributions
Ordinary Income	$35,168,588
Long-Term Capital Gains	$154,036,845

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$2,443
Accumulated net realized gain (loss)	(125,885)
Additional paid-in capital	123,442

See accompanying notes which are an integral part of the financial statements.

234 Global Equity Fund

Russell Investment Company
Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Emerging Markets Fund - Class A‡			Emerging Markets Fund - Class S
	Total			Total
	Return			Return
1 Year	19.09%		1 Year	26.73%
5 Years	3.45	%§	5 Years	4.96	%§
			10 Years	0.90	%§
10 Years	0.05	%§

Emerging Markets Fund - Class C			Emerging Markets Fund - Class Y‡‡‡‡
				Total
	Total			Return
	Return		1 Year	26.92%
1 Year	25.39%		5 Years	5.15	%§
5 Years	3.90	%§	10 Years	1.07	%§
10 Years	(0.11	)%§
			Russell Emerging Markets® Index Net**
Emerging Markets Fund - Class E				Total
				Return
	Total
	Return		1 Year	25.38%
1 Year	26.40%		5 Years	5.61	%§
5 Years	4.70	%§	10 Years	1.01	%§
10 Years	0.65	%§
			Emerging Markets Linked Benchmark ***
				Total
Emerging Markets Fund - Class M‡‡				Return
	Total		1 Year	25.38%
	Return
			5 Years	5.61	%§
1 Year	26.79%
			10 Years	0.89	%§
5 Years	4.97	%§
10 Years	0.91	%§

Emerging Markets Fund - Class R6‡‡‡
	Total
	Return
1 Year	26.90%
5 Years	5.15	%§
10 Years	1.07	%§

Emerging Markets Fund 235

Russell Investment Company
Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Emerging Markets Fund (the “Fund”) employs a multi-	further propelled by the market-friendly French Presidential
manager approach whereby portions of the Fund are allocated to	election result. Greece also had robust performance on the back
different money manager strategies. Fund assets not allocated to	of a deal with its creditors on economic reforms that was agreed
money managers are managed by Russell Investment Management,	to after protracted negotiations, which enabled the release of
LLC (“RIM”), the Fund’s advisor. RIM may change the allocation	the next bailout tranche. Korea was also a strong performer, as
of the Fund’s assets among money managers at any time. An	confidence retuned to the market on speculation of improving
exemptive order from the Securities and Exchange Commission	corporate governance given the diminishing power of the chaebol
(“SEC”) permits RIM to engage or terminate a money manager	(family owned conglomerates) following the removal of President
at any time, subject to approval by the Fund’s Board, without a	Park Geun-Hye from office, who was jailed on corruption
shareholder vote. Pursuant to the terms of the exemptive order,	charges. Macro numbers also remained resilient in a period of
the Fund is required to notify its shareholders within 90 days of	heightened geo-political concerns with North Korea. Economic
when a money manager begins providing services. As of October	data remained healthy in China, also delivering robust macro
31, 2017, the Fund had seven money managers.	numbers. The market was driven by internet stocks, the strongest-

What is the Fund’s investment objective?	performing sector. Strong copper prices boosted Chile while
The Fund seeks to provide long term capital growth.	fellow-commodity exporter Peru also outperformed the broader market.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2017?	by the Fund and its money managers affect its benchmark-
For the fiscal year ended October 31, 2017, the Fund’s Class A,	relative performance?
Class C, Class E, Class M, Class R6, Class S and Class Y Shares	The Fund’s tilt towards high momentum and value stocks
gained 26.38%, 25.39%, 26.40%, 26.79%, 26.90%, 26.73% and	provided a tailwind to performance as these factors outperformed
26.92%, respectively. This is compared to the Fund’s benchmark,	the market. Stock selection drove outperformance, particularly
the Russell Emerging Markets® Index (Net), which gained	within Asia. Selection was strongest within South Korea, India,
25.38% during the same period. The Fund’s performance includes	Taiwan and China. From a sector perspective, selection within
operating expenses, whereas index returns are unmanaged and	technology and consumer discretionary was strongest. Country
do not include expenses of any kind. For Share Classes with	allocation also contributed to excess returns, driven by the Fund’s
inception dates after November 1, 2016, annual returns reflect the	underweights to the worst performing markets such as South
returns of other Share Classes of the Fund for the period prior to	Africa and Malaysia as well as off-benchmark exposure to frontier
inception. Please refer to the footnotes at the end of the Portfolio	markets, including Argentina, Bangladesh and Vietnam.
Management Discussion and Analysis, as applicable.
The Fund employs discretionary and non-discretionary money
For the fiscal year ended October 31, 2017, the Morningstar®	managers. The Fund’s discretionary money managers select the
Diversified Emerging Markets Category, a group of funds that	individual portfolio securities for the assets assigned to them.
Morningstar considers to have investment strategies similar to	The Fund’s non-discretionary money managers provide a model
those of the Fund, gained 23.19%. This result serves as a peer	portfolio to RIM representing their investment recommendations,
comparison and is expressed net of operating expenses.	based upon which RIM purchases and sells securities for the
How did the market conditions described in the Market	Fund. Fund assets not allocated to discretionary money managers
Summary report affect the Fund’s performance?	include assets managed by RIM based upon model portfolios
During the fiscal period, emerging market (“EM”) equities	provided by non-discretionary money managers, the Fund’s cash
remained buoyant in period where global growth forecasts were	balances and assets which may be managed directly by RIM to
upgraded and inflation remained low. Many EM countries started	effect the Fund’s investment strategies and/or to actively manage
to see green shoots as they rebounded from their cyclical lows,	the Fund’s overall exposures by investing in securities or other
benefiting from lower interest rates and improving economic	instruments that RIM believes will achieve the desired risk/
growth. The U. S. dollar weakened against most EM currencies,	return profile for the Fund.
despite increasing U. S. interest rates. The U. S. Federal Reserve’s	With respect to certain of the Fund’s money managers, Numeric
approach was more dovish than expected by the market, which	Investors LLC (“Numeric”), which utilizes quantitative
benefited EM currencies.	investment models, was the best-performing money manager
Emerging Europe, particularly Poland and Hungary, were the	for the period and outperformed the Fund’s benchmark. The
best performing countries, led by robust macro numbers and	manager’s overweight to and stock selection within China and
Korea drove outperformance. Numeric’s overweight to and stock

236 Emerging Markets Fund

Russell Investment Company
Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

selection within technology and consumer discretionary further	detracted from performance, as the futures contracts invested
drove performance.	in by the Fund did not include American Depository Receipts,
Westwood Management Corporation was the worst performing	particularly for internet name Alibaba, one of the best performers
manager for the period and underperformed the Fund’s	in China over the period.
benchmark. Their high-quality small/mid capitalization style	During the period, RIM equitized the Fund’s cash using index
was out of favor with the market. The manager’s significant	futures contracts to provide the Fund with full market exposure.
underweight to technology, which was the best performing sector,	This had a positive impact on the Fund’s absolute performance
drove underperformance, particularly an underweight to Chinese	for the period.
internet names. Stock selection within South Korea further drove
underperformance.	Describe any changes to the Fund’s structure or the money
manager line-up.
During the period, RIM managed a positioning strategy designed	There were no changes to the Fund structure or the money
to manage Fund-level exposures, including style, factor, currency	manager line up during the period.
and country, through the direct purchase of emerging markets
stocks. Using the output from a quantitative model, the strategy	Money Managers as of October 31,
seeks to position the portfolio to meet RIM’s overall preferred	2017	Styles
positioning, while optimizing the portfolio to minimize tracking	AllianceBernstein L. P.	Value
error relative to the Fund’s money manager portfolios. Over the	Consilium Investment Management, LLC	Market Oriented
period, the model sought stocks that were cheaper than their	Delaware Investments Fund Advisers, a
historic averages, stocks that exhibited higher momentum as	Series of Delaware Management Business
well as stocks that displayed less volatility than the market.	Trust	Value
	Harding Loevner LP	Market Oriented
During the fiscal year, the positioning strategy outperformed the	Numeric Investors LLC	Market Oriented
Fund’s benchmark. The strategy benefited from the model’s stock	Oaktree Capital Management, L. P.	Market Oriented
selection within financials and an overweight to the technology	Westwood Management Corporation	Market Oriented
sector. Underweights to South Africa, Malaysia, Indonesia and	The views expressed in this report reflect those of the
Mexico also contributed to outperformance. In addition to its	portfolio managers only through the end of the period
positioning strategy, RIM tactically utilized index futures, swaps	covered by the report. These views do not necessarily
and currency forwards to seek to position the portfolio in line	represent the views of RIM or any other person in RIM or
with RIM’s preferred positioning. These positions detracted from	any other affiliated organization. These views are subject to
Fund performance. One particular detractor was a long currency	change at any time based upon market conditions or other
forward position with respect to the South African rand in order to	events, and RIM disclaims any responsibility to update the
mitigate the Fund’s underweight to South Africa, which accounted	views contained herein. These views should not be relied on
for a large portion of the Fund’s benchmark-relative active risk.	as investment advice and, because investment decisions for
This position detracted as the rand depreciated against the U. S.	a Russell Investment Company (“RIC”) Fund are based on
dollar over the period. A long futures position in China also	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

Emerging Markets Fund 237

Russell Investment Company
Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** The Russell Emerging Markets® Index Net is an index which measures the performance of the investable securities in emerging countries globally. It is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

*** The Emerging Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Emerging Markets Linked Benchmark represents the returns of the MSCI Emerging Markets Index (net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Emerging Markets® Index (net of tax on dividends from foreign holdings) thereafter.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

‡‡‡ The Fund first issued Class R6 Shares on March 1, 2016. The returns shown for Class R6 Shares are the returns of the Fund’s Class Y Shares from September
26, 2008 through February 29, 2016. The returns shown prior to September 26, 2008 are the returns of the Fund’s Class S Shares. Class R6 Shares will have substantially similar annual returns as the Class Y and Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R6 Shares do no have the same expenses as the Class Y and Class S Shares.

‡‡‡‡ The Fund first issued Class Y Shares on September 26, 2008.  The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S
Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

238 Emerging Markets Fund

Russell Investment Company
Emerging Markets Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,141.90	$1,016.64
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$9.18	$8.64

Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.70%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,137.20	$1,012.85
	Expenses Paid During Period*	$13.20	$12.43
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.45%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,142.00	$1,016.74
of other funds.	Expenses Paid During Period*	$9.07	$8.54

* Expenses are equal to the Fund's annualized expense ratio of 1.68%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Emerging Markets Fund 239

Russell Investment Company
Emerging Markets Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,144.30	$1,018.40
Expenses Paid During Period*	$7.30	$6.87

* Expenses are equal to the Fund's annualized expense ratio of 1.35%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.
		Hypothetical
		Performance (5%
	Actual	return before
Class R6	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,144.00	$1,018.65
Expenses Paid During Period*	$7.03	$6.61

* Expenses are equal to the Fund's annualized expense ratio of 1.30%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.
		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,143.10	$1,017.90
Expenses Paid During Period*	$7.83	$7.37

* Expenses are equal to the Fund's annualized expense ratio of 1.45%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.
		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,144.00	$1,018.85
Expenses Paid During Period*	$6.81	$6.41

* Expenses are equal to the Fund's annualized expense ratio of 1.26%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

240 Emerging Markets Fund

Russell Investment Company
Emerging Markets Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 95.2%			WEG SA	332,500	2,163
Argentina - 1.6%			Wiz Solucoes e Corretagem de Seguros
Banco Macro SA - ADR	36,594	4,608	SA(Æ)	204,148	1,018
Cresud SACIF y A - ADR(Å)(Æ)(Þ)	277,312	6,012			168,926
Cresud SACIF y A - ADR(Æ)(Ñ)	105,423	2,286
IRSA Inversiones y Representaciones			Cambodia - 0.3%
SA - ADR(Æ)(Ñ)	108,400	3,157	NagaCorp, Ltd.	7,811,394	6,310
Pampa Energia SA - ADR(Æ)(Ñ)	89,458	6,068
Siderar SAIC Class A(Å)	4,898,389	4,022	Cayman Islands - 0.3%
YPF SA - ADR	607,985	14,932	China Literature, Ltd. (Æ)(Þ)	297	2
		41,085	IGG, Inc.	379,000	508
			Sands China, Ltd.	1,303,055	6,145
Bangladesh - 0.5%			SEA, Ltd. - ADR(Æ)(Ñ)	17,565	265
Beximco Pharmaceuticals, Ltd. (Å)	2,785,506	3,271			6,920
BRAC Bank, Ltd. (Å)	7,475,253	9,078
		12,349	Chile - 0.7%
			Banco de Chile	981,729	151
Brazil - 6.7%			Banco Santander Chile - ADR(Ñ)	105,000	3,284
Alliar Medicos A Frente SA(Æ)	243,896	1,219	Cencosud SA	30,710	92
Ambev SA - ADR	1,172,679	7,423	Cia Cervecerias Unidas SA - ADR(Ñ)	258,606	4,698
Ambev SA	151,071	965	Colbun SA	454,717	107
Atacadao Distribuicao Comercio e			Empresa Nacional de
Industria, Ltd. (Æ)	210,400	1,034	Telecomunicaciones SA	251,368	2,922
Azul SA - ADR(Æ)	140,795	3,561	Enersis Chile SA	22,139,350	2,581
B2W Cia Digital(Æ)	1,654,813	10,740	Enersis SA(Æ)	13,934,201	2,998
Banco Bradesco SA - ADR	770,018	8,139	Sociedad Quimica y Minera de Chile
Banco do Brasil SA(Æ)	320,042	3,369	SA - ADR	30,900	1,846
Banco Santander Brasil SA - ADR(Ñ)	662,900	5,761			18,679
BM&FBovespa SA - Bolsa de Valores
Mercadorias e Futuros(Æ)	354,800	2,592	China - 22.9%
BR Malls Participacoes SA	986,989	3,826	51job, Inc. - ADR(Æ)(Ñ)	83,368	5,160
BRF SA - ADR(Æ)(Ñ)	674,898	9,091	58. com, Inc. - ADR(Æ)	20,800	1,397
BRF SA(Æ)	84,800	1,147	AAC Technologies Holdings, Inc.	321,000	5,879
Centrais Eletricas Brasileiras SA(Æ)	643,400	4,337	Agricultural Bank of China, Ltd. Class H	28,860,000	13,579
Cia Brasileira de Distribuicao - ADR(Æ)			Air China, Ltd. Class H	2,796,000	2,663
(Ñ)	236,000	5,482	Alibaba Group Holding, Ltd. - ADR(Æ)	358,067	66,199
Cia de Saneamento Basico do Estado de			Aluminum Corp. of China, Ltd. Class
Sao Paulo(Æ)	168,340	1,533	H(Æ)	6,118,000	4,881
Cia de Saneamento de Minas			Anhui Conch Cement Co. , Ltd. Class H	3,619,098	15,473
Gerais-COPASA(Æ)	92,271	1,111	Autohome, Inc. - ADR(Æ)	34,700	1,996
Cosan SA Industria e Comercio	406,900	4,652	Baidu, Inc. - ADR(Æ)	61,541	15,012
CVC Brasil Operadora e Agencia de			Bank of China, Ltd. Class H	29,429,000	14,678
Viagens SA	334,576	4,418	Bank of Communications Co. , Ltd. Class
Estacio Participacoes SA	184,000	1,650	H	122,000	92
Fibria Celulose SA - ADR(Ñ)	159,400	2,541	Beijing Jingneng Clean Energy Co. , Ltd.
Grendene SA	267,221	2,247	Class H	270,000	75
IRB-Brasil Resseguros SA(Æ)	145,100	1,455	BYD Electronic International Co. , Ltd.	600,500	1,641
Itau Unibanco Holding SA - ADR	2,156,865	27,630	China Cinda Asset Management Co. ,
JBS SA	2,758,300	6,357	Ltd. Class H	3,434,000	1,334
Kroton Educacional SA	561,800	3,090	China CITIC Bank Corp. , Ltd. Class H	7,369,000	4,742
M Dias Branco SA(Æ)	8,628	127	China Construction Bank Corp. Class H	37,751,554	33,688
Magazine Luiza SA	113,480	2,211	China Evergrande Group(Æ)	1,024,000	3,946
Petroleo Brasileiro SA - ADR(Æ)	1,154,285	12,010	China Forestry Holdings Co. , Ltd. (Å)
Porto Seguro SA(Æ)	274,174	2,993	(Æ)(Š)	871,100	—
Qualicorp SA	140,600	1,504	China Galaxy Securities Co. , Ltd. Class
Telefonica Brasil SA - ADR	253,270	3,900	H	3,313,640	2,889
TIM Participacoes SA - ADR	283,200	5,223	China Hongqiao Group, Ltd.	1,333,500	1,600
Vale SA Class B - ADR	1,220,262	11,948	China Huarong Asset Management Co. ,
Via Varejo SA(Æ)	66,600	459	Ltd. Class H(Þ)	9,673,000	4,552

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund 241

Russell Investment Company
Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
China Huishan Dairy Holdings Co. , Ltd.			Jiangsu Hengrui Medicine Co. , Ltd.
(Æ)(Š)	1,269,000	68	Class A	220,196	2,234
China International Travel Service Corp. ,			Kingsoft Corp. , Ltd.	519,000	1,311
Ltd. Class A	303,400	1,894	Kunlun Energy Co. , Ltd.	366,000	340
China Life Insurance Co. , Ltd. Class H	1,471,966	4,888	Lenovo Group, Ltd.	9,065,572	5,253
China Longyuan Power Group Corp. ,			Li Ning Co. , Ltd. (Æ)	5,447,000	4,756
Ltd. Class H	4,383,057	3,248	Luye Pharma Group, Ltd. (Ñ)	334,500	224
China Mengniu Dairy Co. , Ltd. (Æ)	2,811,000	7,811	Metallurgical Corp. of China, Ltd. Class
China Merchants Bank Co. , Ltd. Class H	1,204,352	4,599	H	3,214,000	1,063
China Merchants Port Holdings Co. , Ltd.	978,860	3,065	Midea Group Co. , Ltd. Class A	381,500	2,940
China Minsheng Banking Corp. , Ltd.			NetEase, Inc. - ADR	22,536	6,353
Class H	756,000	732	New China Life Insurance Co. , Ltd.
China Oilfield Services, Ltd. Class H	5,842,346	5,207	Class H	798,800	4,993
China Pacific Insurance Group Co. , Ltd.			New Oriental Education & Technology
Class H	1,705,894	8,418	Group - ADR	24,900	2,073
China Petroleum & Chemical Corp.			People's Insurance Co. Group of China,
Class H	5,996,550	4,402	Ltd. (The) Class H	1,431,000	681
China Railway Construction Corp. , Ltd.			PetroChina Co. , Ltd. Class H	5,260,000	3,437
Class H	1,028,500	1,291	PICC Property & Casualty Co. , Ltd.
China Railway Group, Ltd. Class H	7,732,712	6,220	Class H	4,860,000	9,633
China Resources Gas Group, Ltd.	851,634	3,121	Ping An Insurance Group Co. of China,
China Resources Pharmaceutical Group,			Ltd. Class H	1,888,500	16,586
Ltd. (Þ)	2,174,200	2,650	Real Gold Mining, Ltd. (Å)(Æ)(Š)	463,232	—
China Shenhua Energy Co. , Ltd. Class H	4,178,094	9,986	Shanghai Pharmaceuticals Holding Co. ,
China Shipping Development Co. , Ltd.			Ltd. Class H	1,817,500	4,695
Class H(Š)	1,532,000	897	Shenzhen Expressway Co. , Ltd. Class H	378,000	387
China Southern Airlines Co. , Ltd. Class			Shenzhou International Group Holdings,
H	1,932,000	1,424	Ltd.	652,000	5,570
China Telecom Corp. , Ltd. Class H	16,967,900	8,506	SINA Corp. (Æ)	155,200	16,707
China Vanke Co. , Ltd. Class H	360,400	1,282	Sinopec Shanghai Petrochemical Co. ,
Chongqing Changan Automobile Co. ,			Ltd. Class H	3,418,000	2,042
Ltd. Class B	327,200	429	Sohu. com, Inc. (Æ)	177,400	10,153
CIFI Holdings Group Co. , Ltd.	8,764,000	4,888	Tencent Holdings, Ltd.	1,475,461	66,457
CNOOC, Ltd. - ADR	64,710	8,846	Tianhe Chemicals Group, Ltd. (Å)(Æ)(Š)	25,778,000	1,450
Country Garden Holdings Co. , Ltd.	2,384,000	3,782	Times Property Holdings, Ltd.	857,000	887
CRRC Corp. , Ltd.	604,000	596	Tingyi Cayman Islands Holding Corp.	2,334,800	3,688
Ctrip. com International, Ltd. - ADR(Æ)	181,942	8,714	Tsingtao Brewery Co. , Ltd. Class H	374,000	1,566
Datang International Power Generation			Uni-President China Holdings, Ltd.	4,743,200	3,964
Co. , Ltd. Class H(Æ)	10,945,500	3,697	Weibo Corp. - ADR(Æ)(Ñ)	67,231	6,229
Dongfeng Motor Group Co. , Ltd. Class H	2,358,000	3,239	Weichai Power Co. , Ltd. Class H	220,000	274
ENN Energy Holdings, Ltd.	738,100	5,419	Weiqiao Textile Co. Class H	136,500	71
Geely Automobile Holdings, Ltd.	1,395,000	4,321	West China Cement, Ltd. (Æ)	11,159,397	1,781
Great Wall Motor Co. , Ltd. Class H	898,500	1,132	Yanzhou Coal Mining Co. , Ltd. Class H	392,000	391
Guangzhou Automobile Group Co. , Ltd.			Yirendai, Ltd. - ADR(Ñ)	36,592	1,588
Class H	4,282,000	10,650	Yuzhou Properties Co. , Ltd.	2,166,000	1,069
Guangzhou R&F Properties Co. , Ltd.	1,696,800	3,617	YY, Inc. - ADR(Æ)	45,600	4,122
Hangzhou Hikvision Digital Technology			Zhongsheng Group Holdings, Ltd.	489,500	1,005
Co. , Ltd. Class A	555,800	3,298	Zijin Mining Group Co. , Ltd. Class H	3,220,000	1,114
Harbin Electric Co. , Ltd. Class H	744,000	350	ZTE Corp. Class H(Æ)	346,600	1,202
Huadian Power International Corp. , Ltd.					576,518
Class H	5,406,500	2,249
Industrial & Commercial Bank of China,			Colombia - 0.1%
Ltd. Class H	26,752,401	21,233	Bancolombia SA - ADR(Ñ)	64,200	2,424
JA Solar Holdings Co. , Ltd. - ADR(Æ)
(Ñ)	71,000	529	Czech Republic - 0.1%
JD. com, Inc. - ADR(Æ)	220,408	8,270	Komercni Banka AS	78,435	3,371
Jiangsu Expressway Co. , Ltd. Class H	1,162,000	1,785

See accompanying notes which are an integral part of the financial statements.

242 Emerging Markets Fund

Russell Investment Company
Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Egypt - 0.5%			Skyworth Digital Holdings, Ltd.	4,171,344	1,921
Cleopatra Hospital(Å)(Æ)	1,287,056	1,816	WH Group, Ltd. (Þ)	4,625,500	4,684
Commercial International Bank Egypt			Yue Yuen Industrial Holdings, Ltd.	577,500	2,220
SAE	980,690	4,383			116,016
Commercial International Bank Egypt
SAE - GDR	360,735	1,647	Hungary - 0.5%
Eastern Tobacco(Å)	109,282	1,966	MOL Hungarian Oil and Gas PLC	62,312	746
Edita Food Industries SAE - GDR(Å)	561,837	2,107	OTP Bank PLC	123,332	4,972
		11,919	Richter Gedeon Nyrt	293,875	7,310
					13,028
Greece - 0.2%
Alpha Bank AE(Æ)	2,237,790	4,448	India - 8.6%
Sarantis SA(Å)	96,792	1,392	Adani Ports & Special Economic Zone,
		5,840	Ltd.	811,615	5,398
			Aditya Birla Capital Advisors, Ltd. (Æ)	82,926	228
Guernsey - 0.2%			Ambuja Cements, Ltd.	237,988	1,036
VinaCapital Vietnam Opportunity Fund,			Apollo Hospitals Enterprise, Ltd.	67,972	1,090
Ltd.	1,361,953	5,516	Asian Paints, Ltd.	90,052	1,643
			Bajaj Auto, Ltd.	41,856	2,105
Hong Kong - 4.6%			Balrampur Chini Mills, Ltd. Class A	323,437	856
AIA Group, Ltd.	992,200	7,467	Bharat Electronics, Ltd.	499,307	1,423
ASM Pacific Technology, Ltd.	404,028	5,902	Bharat Forge, Ltd. (Å)	396,198	4,271
Beijing Enterprises Holdings, Ltd.	226,000	1,343	Bharat Petroleum Corp. , Ltd.	215,635	1,803
Brilliance China Automotive Holdings,			Bharti Airtel, Ltd.	521,890	4,006
Ltd.	2,032,178	5,139	Bharti Infratel, Ltd.	356,400	2,438
China Agri-Industries Holdings, Ltd.	4,901,000	2,401	Bosch, Ltd.	2,698	875
China Everbright, Ltd.	1,594,000	3,781	Britannia Industries, Ltd.	15,291	1,095
China Lumena New Materials Corp.			Cadila Healthcare, Ltd.	73,993	575
(Æ)(Š)	3,024,000	4	Castrol India, Ltd.	89,107	550
China Metal Recycling Holdings, Ltd.			Cipla, Ltd.	71,497	694
(Å)(Æ)(Š)	335,400	—	Coal India, Ltd.	313,682	1,388
China Mobile, Ltd.	616,500	6,196	Cummins India, Ltd.	38,007	532
China Mobile, Ltd. - ADR	195,165	9,846	Dabur India, Ltd. Class A	389,838	2,006
China Overseas Land & Investment, Ltd.	2,966,698	9,624	Dhampur Sugar Mills, Ltd.	29,594	145
China Power International Development,			Dilip Buildcon, Ltd. (Þ)	174,859	2,312
Ltd.	752,000	239	Dwarikesh Sugar Industries, Ltd.	256,531	303
China Resources Power Holdings Co. ,			Eicher Motors, Ltd.	2,868	1,428
Ltd.	852,000	1,639	Exide Industries, Ltd.	59,987	193
China Unicom Hong Kong, Ltd. (Æ)	7,850,000	11,131	Federal Bank, Ltd.	904,644	1,700
Chow Tai Fook Jewellery Group, Ltd.	1,628,200	1,702	Fortis Healthcare India, Ltd. (Æ)	691,951	1,537
CITIC, Ltd.	568,000	832	GAIL India, Ltd.	215,375	1,547
CNOOC, Ltd.	1,188,000	1,625	GlaxoSmithKline Consumer Healthcare,
CT Environmental Group, Ltd. (Æ)(Ñ)	12,936,337	1,992	Ltd.	3,173	249
Fosun International, Ltd.	163,500	405	Glenmark Pharmaceuticals, Ltd.	49,125	470
Galaxy Entertainment Group, Ltd.	535,000	3,645	Godrej Consumer Products, Ltd.	107,630	1,552
Guangdong Investment, Ltd.	238,000	345	Grasim Industries, Ltd.	59,233	1,123
Haier Electronics Group Co. , Ltd. (Æ)	800,000	2,128	Havells India, Ltd.	114,450	857
Hanergy Thin Film Power Group, Ltd.			HCL Technologies, Ltd.	45,586	603
(Æ)(Š)	1,630,000	817	Hero MotoCorp, Ltd.	37,022	2,201
Hong Kong Exchanges & Clearing, Ltd.	122,625	3,415	Hindalco Industries, Ltd.	1,107,175	4,571
Hua Hong Semiconductor, Ltd. (Þ)	1,799,000	3,141	Hindustan Petroleum Corp. , Ltd.	397,305	2,753
Kingboard Chemical Holdings, Ltd.	1,269,000	7,525	Hindustan Unilever, Ltd.	87,137	1,665
Kingboard Laminates Holdings, Ltd.	264,500	444	Hindustan Zinc, Ltd.	304,091	1,480
Nine Dragons Paper Holdings, Ltd.	1,614,000	2,966	Housing Development Finance Corp. ,
Shanghai Industrial Holdings, Ltd.	164,000	504	Ltd.	296,132	7,809
Shenzhen International Holdings, Ltd.	504,500	964	ICICI Bank, Ltd.	441,644	2,027
Shimao Property Holdings, Ltd.	3,223,000	6,754	ICICI Bank, Ltd. - ADR	1,620,934	14,832
Sino Biopharmaceutical, Ltd.	2,513,885	2,936	IDFC Bank, Ltd.	1,184,646	1,036
Sinotruk, Ltd.	255,500	339

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund 243

Russell Investment Company
Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Indiabulls Housing Finance Ltd	324,567	6,229	Semen Indonesia Persero Tbk PT	3,498,581	2,818
Indian Oil Corp. , Ltd.	226,704	1,459	Tambang Batubara Bukit Asam Persero
Infosys, Ltd.	105,199	1,497	Tbk PT	1,105,100	935
ITC, Ltd.	136,948	563	Telekomunikasi Indonesia Persero Tbk
JSW Steel, Ltd.	86,586	347	PT	3,328,000	994
L&T Technology Services, Ltd. (Å)	46,668	600	Unilever Indonesia Tbk PT	75,100	275
Larsen & Toubro, Ltd.	55,246	1,042	United Tractors Tbk PT	142,400	365
LIC Housing Finance, Ltd.	107,115	990			32,613
Lupin, Ltd.	56,065	890
Mahindra & Mahindra, Ltd.	54,873	1,140	Jersey - 0.1%
Marico, Ltd.	320,800	1,563	Randgold Resources, Ltd.	29,015	2,852
Maruti Suzuki India, Ltd.	44,140	5,596
Motherson Sumi Systems, Ltd.	266,554	1,503	Kazakhstan - 0.0%
Nestle India, Ltd.	1,285	144	KazMunaiGas Exploration Production
NHPC, Ltd.	1,005,045	444	JSC - GDR(Æ)	113,257	1,161
NMDC, Ltd.	541,672	1,072
NTPC, Ltd.	755,697	2,118	Kenya - 0.3%
Oil & Natural Gas Corp. , Ltd.	1,175,884	3,469	East African Breweries, Ltd.	339,549	800
Oil India, Ltd.	93,421	532	Safaricom, Ltd. (Å)	14,403,958	3,536
Page Industries, Ltd.	5,702	1,757	Safaricom, Ltd. (Þ)	9,764,164	2,398
Petronet LNG, Ltd.	474,020	1,902			6,734
Pidilite Industries, Ltd.	89,140	1,076
Piramal Enterprises, Ltd. Class A	39,537	1,678	Kuwait - 0.3%
Power Finance Corp. , Ltd.	1,179,670	2,536	National Bank of Kuwait SAKP	2,698,146	6,839
Prism Cement, Ltd. (Å)(Æ)	613,836	1,131	VIVA Kuwait Telecom Co. (Å)	662,906	1,656
Reliance Industries, Ltd.	1,424,305	20,690			8,495
Reliance Industries, Ltd. - GDR(Þ)	556,586	15,975
Reliance Power, Ltd. (Æ)	784,180	495	Luxembourg - 0.3%
Rural Electrification Corp. , Ltd.	634,387	1,696	MHP SE - GDR(Þ)	260,607	2,920
Shree Cement, Ltd.	3,750	1,097	Samsonite International SA	661,418	2,779
Shriram City Union Finance, Ltd.	31,104	1,108	Tenaris SA - ADR(Ñ)	103,800	2,829
State Bank of India	930,990	4,410			8,528
Tata Chemicals, Ltd.	218,373	2,471
Tata Consultancy Services, Ltd.	131,219	5,321	Malaysia - 0.6%
Tata Power Co. , Ltd.	756,724	992	AirAsia BHD	1,864,100	1,471
Tata Steel, Ltd.	333,985	3,629	AMMB Holdings BHD	134,000	135
Tech Mahindra, Ltd.	144,732	1,079	British American Tobacco Malaysia BHD	249,841	2,316
Titan Co. , Ltd.	394,810	3,873	CIMB Group Holdings BHD	2,278,800	3,305
Torrent Pharmaceuticals, Ltd.	153,359	3,007	IHH Healthcare BHD	209,400	279
United Phosphorus, Ltd.	265,778	3,280	IJM Corp. BHD	3,302,744	2,489
Vedanta, Ltd.	2,955,023	15,154	Kuala Lumpur Kepong BHD	57,800	336
Videocon d2h, Ltd. - ADR(Å)(Æ)	144,338	1,257	Malayan Banking BHD	234,000	511
Wipro, Ltd.	302,180	1,373	Malaysia Building Society	1,153,800	302
YES Bank, Ltd.	250,340	1,214	MISC Berhad	52,900	87
Zee Entertainment Enterprises, Ltd.	152,544	1,277	Petronas Dagangan BHD	62,300	353
		217,081	Petronas Gas BHD	54,700	233
			Public Bank BHD	73,000	353
Indonesia - 1.3%			Tenaga Nasional BHD	475,800	1,687
Adaro Energy Tbk PT	10,671,900	1,436	UEM Sunrise BHD(Æ)	2,695,400	708
Astra International Tbk PT	12,658,200	7,466	Westports Holdings BHD	303,200	266
Bank Central Asia Tbk PT	381,600	589			14,831
Bank Mandiri Persero Tbk PT	903,400	470
Bank Rakyat Indonesia Persero Tbk PT	9,195,259	10,597	Malta - 0.0%
Delta Dunia Makmur Tbk. , PT(Æ)	2,039,000	136	Brait SE(Æ)	100,427	377
Indo Tambangraya Megah Tbk PT	372,900	611
Media Nusantara Citra Tbk PT(Å)	24,658,743	2,836	Mexico - 3.3%
Perusahaan Gas Negara Persero Tbk	13,466,891	1,831	Alpek SAB de CV Class A	1,411,923	1,477
Sarana Menara Nusantara Tbk PT	4,147,700	1,254	Alsea SAB de CV	819,696	2,485

See accompanying notes which are an integral part of the financial statements.

244 Emerging Markets Fund

Russell Investment Company
Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
America Movil SAB de CV Class L			Lucky Cement, Ltd.	605,052	2,796
- ADR	816,074	13,970	Maple Leaf Cement Factory, Ltd.	177,875	114
Arca Continental SAB de CV	38,500	245	Pak Elektron, Ltd.	4,081,872	2,286
Cemex SAB de CV - ADR(Æ)	742,683	6,023	United Bank, Ltd.	1,580,415	2,688
Coca-Cola Femsa SAB de CV	91,885	621			11,122
Coca-Cola Femsa SAB de CV - ADR	87,460	5,985
Fomento Economico Mexicano SAB de			Peru - 0.3%
CV	65,375	571	Cia de Minas Buenaventura SAA - ADR	160,900	2,219
Fomento Economico Mexicano SAB de			Credicorp, Ltd.	31,461	6,589
CV - ADR	60,600	5,317			8,808
Genomma Lab Internacional SAB de CV
Class B(Æ)	2,247,928	2,623	Philippines - 0.2%
Gentera SAB de CV	611,110	619	Ayala Land, Inc.	2,265,980	1,895
Gruma SAB de CV Class B	46,599	610	Manila Electric Co.	29,180	165
Grupo Aeroportuario del Centro Norte			Metro Pacific Investments Corp.	22,222,048	2,925
SAB de CV Class B	518,061	2,614	Universal Robina Corp.	169,929	471
Grupo Aeroportuario del Pacifico SAB de					5,456
CV Class B	13,265	126
Grupo Aeroportuario del Sureste SAB de			Poland - 0.6%
CV - ADR(Ñ)	20,300	3,629	Bank Pekao SA	102,854	3,364
Grupo Cementos de Chihuahua SAB			KGHM Polska Miedz SA	173,801	5,858
de CV	329,500	1,574	PGE Polska Grupa Energetyczna SA(Æ)	125,174	449
Grupo Fin Santander ADR B - ADR	427,900	3,603	Powszechny Zaklad Ubezpieczen SA	247,686	3,194
Grupo Financiero Banorte SAB de CV			Synthos SA	1,277,805	1,733
Class O	2,432,804	14,438	Tauron Polska Energia SA(Æ)	816,156	790
Grupo Sanborns SAB de CV	26,533	30			15,388
Grupo Televisa SAB - ADR	339,897	7,440
Industrias Bachoco SAB de CV	52,540	258	Romania - 0.2%
Kimberly-Clark de Mexico SAB de CV			Banca Transilvania SA	4,706,619	2,620
Class A	1,347,720	2,321	Fondul Proprietatea SA	15,592,889	3,335
Macquarie Mexico Real Estate					5,955
Management SA de CV(Æ)(ö)	353,086	424
Megacable Holdings SAB de CV	764,772	3,026	Russia - 4.1%
Promotora y Operadora de			Federal Grid PJSC	398,464,196	1,077
Infraestructura SAB de CV	31,287	297	Gazprom PAO	897,516	1,932
Wal-Mart de Mexico SAB de CV	1,371,193	3,065	Gazprom PJSC - ADR	2,504,203	10,744
		83,391	Inter RAO UES PJSC	20,000,000	1,224
			Lukoil PJSC - ADR(Ñ)	327,671	17,377
Mongolia - 0.0%			Lukoil PJSC - ADR	275,144	14,616
Mongolian Mining Corp. (Æ)	6,797,000	209	Lukoil PJSC	36,773	1,949
			Magnit PJSC	7,773	1,020
Morocco - 0.1%			MMC Norilsk Nickel PJSC - ADR	85,288	1,570
Residences Dar Saada(Å)	99,841	1,698	Mobile TeleSystems PJSC - ADR	235,500	2,499
			Novatek OAO	208,619	2,322
Netherlands - 0.5%			Novatek OAO - GDR	25,324	2,891
X5 Retail Group NV - GDR(Æ)	203,597	8,368	PAO TMK - GDR	161,880	890
Yandex NV Class A(Æ)	82,500	2,791	PhosAgro PJSC - GDR	224,952	3,093
		11,159	Polyus PJSC - GDR	53,847	2,211
			Polyus PJSC - GDR(Š)(Þ)	38,866	1,596
Nigeria - 0.6%			Rosneft Oil Co. - GDR	952,132	5,219
Dangote Cement PLC	3,324,919	2,070	Rosneft Oil Co. PJSC - GDR	482,578	2,645
Guaranty Trust Bank PLC(Å)	63,945,752	7,461	Sberbank of Russia PJSC	1,582,574	5,268
Guaranty Trust Bank PLC - GDR(Å)	101,104	607	Sberbank of Russia PJSC - ADR	983,476	14,108
Guinness Nigeria PLC(Å)	6,573,277	1,826	Sberbank of Russia PJSC Class T	716,506	2,374
Lekoil, Ltd. (Å)(Æ)	7,710,727	1,868	Severstal PJSC - GDR	950	14
		13,832	Surgutneftegas OJSC	1,031,100	514
			Tatneft PJSC - ADR	132,757	5,974
Pakistan - 0.5%
Hascol Petroleum, Ltd. (Å)	1,352,500	3,238

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund 245

Russell Investment Company
Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Uralkali PJSC(Æ)	132,990	296	Korea Kolmar Co. , Ltd. (Ñ)	36,971	2,737
		103,423	Korea Zinc Co. , Ltd.	6,351	2,906
			KT&G Corp.	9,069	858
Singapore - 0.0%			Kumho Petrochemical Co. , Ltd.	68,970	4,288
Yangzijiang Shipbuilding Holdings, Ltd.	814,100	941	LG Chem, Ltd.	1,645	593
			LG Corp. Class H	16,794	1,290
South Africa - 2.5%			LG Display Co. , Ltd.	58,860	1,550
AngloGold Ashanti, Ltd. - ADR	457,534	4,256	LG Electronics, Inc. Class H	54,311	4,412
Aspen Pharmacare Holdings, Ltd.	175,158	3,958	LG Household & Health Care, Ltd.	4,300	4,516
AVI, Ltd.	416,555	2,918	LG Innotek Co. , Ltd.	16,090	2,480
Barclays Africa Group, Ltd. - ADR	157,224	1,558	LG Uplus Corp.	208,806	2,397
Barloworld, Ltd. - ADR	72,064	680	Lotte Chilsung Beverage Co. , Ltd.	1,399	1,727
Bidvest Group, Ltd. (The)	239,193	2,901	Lotte Confectionery Co. , Ltd.	49,885	3,313
Discovery Holdings, Ltd.	302,152	3,137	Lotte Confectionery Co. , Ltd. (Æ)	5,395	896
Exxaro Resources, Ltd.	235,180	2,396	NAVER Corp.	6,104	4,889
FirstRand, Ltd.	175,836	638	POSCO	47,493	13,830
Growthpoint Properties, Ltd.(ö)	94,100	164	Samsung Electronics Co. , Ltd.	49,051	120,749
Investec, Ltd.	181,843	1,242	Samsung Electronics Co. , Ltd. - GDR(Þ)	7,812	9,632
Liberty Holdings, Ltd.	16,366	129	Samsung Electronics Co. , Ltd. - GDR	5,679	6,418
Mondi, Ltd.	74,579	1,795	Samsung Fire & Marine Insurance Co. ,
Mr Price Group, Ltd.	272,096	3,376	Ltd.	2,822	688
Naspers, Ltd. Class N	54,368	13,430	Samsung Life Insurance Co. , Ltd.	30,671	3,698
Nedbank Group, Ltd.	12,112	178	Shinhan Financial Group Co. , Ltd.	63,331	2,851
Pick n Pay Stores, Ltd.	136,823	578	Shinsegae Co. , Ltd.	4,389	897
Remgro, Ltd.	29,697	449	SK Holdings Co. , Ltd.	5,158	1,334
Resilient Property Income(Æ)	27,944	279	SK Hynix, Inc.	314,104	23,097
Reunert, Ltd. (Å)	483,457	2,379	SK Innovation Co. , Ltd.	9,313	1,708
Sanlam, Ltd.	959,416	4,798	SK Telecom Co. , Ltd. - ADR	413,600	10,812
Sasol, Ltd. - ADR	100,061	2,941	SK Telecom Co. , Ltd.	6,664	1,571
Standard Bank Group, Ltd.	730,492	8,473	S-Oil Corp.	25,625	2,945
Vodacom Group, Ltd. - ADR	49,293	536	Woori Bank	353,031	5,171
		63,189			357,390

South Korea - 14.2%			Sri Lanka - 0.1%
Amorepacific Corp.	27,281	7,658	Melstacorp PLC(Å)	4,787,216	1,808
BNK Financial Group, Inc.	135,653	1,204
Coway Co. , Ltd.	29,992	2,605	Switzerland - 0.2%
Dongbu Insurance Co. , Ltd.	41,310	2,601	Coca-Cola HBC AG - ADR(Æ)	119,950	4,053
E-MART, Inc.	31,038	6,211
GS Holdings Corp.	8,358	494	Taiwan - 10.1%
Hana Financial Group, Inc.	732,309	31,397	Advanced Semiconductor Engineering,
Hankook Tire Co. , Ltd.	243,568	11,736	Inc.	787,000	950
Hanon Systems	294,064	3,426	Advantech Co. , Ltd.	543,844	3,718
Hanssem Co. , Ltd.	7,547	1,152	Airtac International Group	146,099	2,370
Hanwha Chemical Corp.	30,877	840	Asia Cement Corp.	1,163,000	1,038
Hanwha Corp.	6,195	247	Asustek Computer, Inc.	214,000	1,854
Hanwha Life Insurance Co. , Ltd.	90,273	636	Catcher Technology Co. , Ltd.	662,547	7,074
Hyundai Mobis Co. , Ltd.	7,971	1,891	Cathay Financial Holding Co. , Ltd.	2,468,000	4,095
Hyundai Motor Co.	58,023	8,339	Chailease Holding Co. , Ltd.	436,000	1,128
Hyundai Steel Co.	21,735	1,116	Chang Hwa Commercial Bank, Ltd.	2,235,744	1,213
Industrial Bank of Korea	159,384	2,185	Cheng Shin Rubber Industry Co. , Ltd.	715,000	1,412
Kangwon Land, Inc.	9,538	292	China Airlines, Ltd. (Æ)	2,220,000	906
KB Financial Group, Inc.	406,376	21,218	China Development Financial Holding
KB Financial Group, Inc. - ADR(Ñ)	69,500	3,649	Corp.	3,453,000	1,059
Kia Motors Corp.	41,148	1,300	China Life Insurance Co. , Ltd.	1,268,803	1,202
Korea Electric Power Corp.	49,467	1,732	China Steel Corp. Class H	2,013,000	1,639
Korea Gas Corp. (Æ)	28,577	1,042	Chunghwa Telecom Co. , Ltd.	391,000	1,335
Korea Investment Holdings Co. , Ltd.	2,940	166	Compal Electronics, Inc.	582,000	430

See accompanying notes which are an integral part of the financial statements.

246 Emerging Markets Fund

Russell Investment Company
Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Compeq Manufacturing Co. , Ltd.	660,000	778	Thailand - 2.2%
CTBC Financial Holding Co. , Ltd.	5,529,200	3,550	Airports of Thailand PCL	472,000	842
Delta Electronics, Inc.	549,413	2,650	Bangkok Bank PCL	504,900	3,043
E Ink Holdings, Inc.	1,647,000	2,315	BEC World PCL(Ñ)	3,478,792	1,826
E. Sun Financial Holding Co. , Ltd.	1,835,179	1,117	Central Pattana PCL	1,603,293	3,832
Eclat Textile Co. , Ltd.	237,350	2,840	Charoen Pokphand Foods PCL	4,483,000	3,509
Evergreen Marine Corp. Taiwan, Ltd. (Æ)	2,124,000	1,273	CP ALL PCL	309,100	651
Far Eastern New Century Corp.	1,071,000	920	Kasikornbank PCL	134,800	893
Far EasTone Telecommunications Co. ,			Krung Thai Bank PCL	928,600	509
Ltd.	400,000	939	Origin Property PCL	323,200	200
First Financial Holding Co. , Ltd.	1,991,111	1,285	Polyplex Thailand PCL	866,600	10,962
FIT Hon Teng, Ltd. (Æ)(Þ)	4,556,000	3,107	Pruksa Holding PCL(Å)	3,946,041	3,003
Formosa Chemicals & Fibre Corp.	308,000	938	PTT Exploration & Production PCL	1,048,681	2,728
Formosa Petrochemical Corp.	339,000	1,186	PTT Global Chemical PCL	3,145,900	7,582
Formosa Plastics Corp.	408,000	1,244	Siam Cement PCL (The)	14,100	207
Foxconn Technology Co. , Ltd.	462,280	1,475	Siam Commercial Bank PCL (The)	1,021,700	4,506
Fubon Financial Holding Co. , Ltd.	3,207,000	5,113	Star Petroleum Refining PCL	1,224,300	642
General Interface Solution Holding, Ltd.	296,000	2,727	Thai Beverage PCL	943,600	679
Giant Manufacturing Co. , Ltd.	283,203	1,459	Thai Oil PCL	652,000	2,004
HannStar Display Corp.	4,915,000	1,914	Thai Union Group PCL Class F	4,925,190	2,713
Hon Hai Precision Industry Co. , Ltd.	6,594,617	24,601	Tisco Financial Group PCL	1,463,594	3,875
Hotai Motor Co. , Ltd.	15,000	175	TMB Bank PCL	10,515,000	817
Hua Nan Financial Holdings Co. , Ltd.	1,704,952	933			55,023
Innolux Corp.	6,273,000	2,748
Inventec Corp.	1,537,000	1,196	Togo - 0.1%
Largan Precision Co. , Ltd.	85,213	16,260	Ecobank Transnational, Inc. (Å)	45,591,225	2,153
Lite-On Technology Corp.	975,107	1,377
MediaTek, Inc.	681,000	7,745	Turkey - 2.5%
Mega Financial Holding Co. , Ltd.	2,121,000	1,669	Akbank TAS	2,140,440	5,654
Merry Electronics Co. , Ltd.	416,000	3,210	Anadolu Efes Biracilik Ve Malt Sanayii
Nan Ya Plastics Corp.	213,000	526	AS	232,222	1,345
Nanya Technology Corp.	1,947,000	5,321	Arcelik AS	282,079	1,541
Novatek Microelectronics Corp.	137,000	507	BIM Birlesik Magazalar AS	12,789	261
Pegatron Corp.	2,045,000	5,316	Emlak Konut Gayrimenkul Yatirim
Pou Chen Corp. Class B	504,000	636	Ortakligi AS(Æ)(ö)	2,440,707	1,701
Powertech Technology, Inc.	116,000	363	Enka Insaat ve Sanayi AS	1,843,914	2,796
President Chain Store Corp.	79,000	712	Eregli Demir ve Celik Fabrikalari TAS	1,317,292	3,091
Quanta Computer, Inc.	161,000	380	Haci Omer Sabanci Holding AS	1,933,323	5,371
Realtek Semiconductor Corp.	1,285,000	4,844	KOC Holding AS	487,612	2,180
Shin Kong Financial Holding Co. , Ltd.	4,440,000	1,425	TAV Havalimanlari Holding AS	578,123	2,879
SinoPac Financial Holdings Co. , Ltd.	3,486,035	1,070	Tupras Turkiye Petrol Rafinerileri AS	198,787	7,157
Taishin Financial Holding Co. , Ltd.	789,616	346	Turk Hava Yollari AO(Æ)	1,795,244	4,919
Taiwan Cement Corp.	487,000	542	Turkcell Iletisim Hizmetleri AS	760,818	2,845
Taiwan Cooperative Financial Holding			Turkcell Iletisim Hizmetleri AS - ADR	197,991	1,859
Co. , Ltd.	2,247,449	1,215	Turkiye Garanti Bankasi AS	1,519,499	4,178
Taiwan Mobile Co. , Ltd.	257,000	916	Turkiye Halk Bankasi AS	1,828,220	5,331
Taiwan Semiconductor Manufacturing			Turkiye Is Bankasi Class C	4,058,127	7,637
Co. , Ltd.	5,598,382	45,217	Turkiye Sise ve Cam Fabrikalari AS	1,289,718	1,514
Taiwan Semiconductor Manufacturing			Turkiye Vakiflar Bankasi TAO Class D	534,475	893
Co. , Ltd. - ADR(Ñ)	803,941	34,029			63,152
Tripod Technology Corp.	1,791,796	6,605
Uni-President Enterprises Corp.	640,000	1,339	Ukraine - 0.1%
United Microelectronics Corp.	15,715,500	8,113	Kernel Holding SA(Å)	198,233	2,664
Winbond Electronics Corp.	3,823,000	3,327
Wistron Corp.	1,557,206	1,300	United Arab Emirates - 0.6%
Yuanta Financial Holding Co. , Ltd.	5,499,000	2,447	Air Arabia PJSC	2,388,160	806
		254,663	Aldar Properties PJSC	5,862,862	3,803
			DAMAC Properties Dubai Co. PJSC	578,924	623
			DP World, Ltd.	131,400	3,121

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund 247

Russell Investment Company
Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Dubai Investments PJSC	798,479	572	Colombia - 0.0%
Emaar Properties PJSC	2,605,663	5,897	Banco Davivienda SA
		14,822	3.175% (Ÿ)	6,409	63
			Bancolombia SA
United Kingdom - 0.6%			3.270% (Ÿ)	114,220	1,089
BGEO Group PLC(Å)	142,431	6,730			1,152
BGEO Group PLC(Þ)	78,772	3,723
Nostrum Oil & Gas PLC(Æ)	233,619	1,168	Russia - 0.1%
TBC Bank Group PLC(Å)	124,166	2,824	Surgutneftegas OJSC
		14,445	2.033% (Ÿ)	2,234,038	1,108
			Transneft PJSC
United States - 0.1%			4.438% (Ÿ)	421	1,331
Gran Tierra Energy, Inc. (Æ)	341,990	745			2,439
MHP SA - GDR(Å)	87,684	982
		1,727	South Korea - 0.5%
			Samsung Electronics Co. , Ltd.
Vietnam - 0.6%			1.199% (Ÿ)	6,040	12,089
Hoa Phat Group JSC(Æ)	2,769,585	4,517	Samsung Fire & Marine Insurance Co. ,
Military Commercial Joint Stock Bank	2,206,531	2,196	Ltd.
Mobile World Investment Corp. (Å)	1,557,160	8,824	3.420% (Ÿ)	502	81
		15,537			12,170

Virgin Islands, British - 0.2%			Total Preferred Stocks
Arcos Dorados Holdings, Inc. Class			(cost $33,267)		42,849
A(Æ)(Ñ)	487,428	4,874
Mail. Ru Group, Ltd. - GDR(Æ)	43,449	1,412
		6,286	Certificates of Participation - 0.2%
			Netherlands - 0.2%

Total Common Stocks			JPMorgan Structured Products BV
			Series 0001
(cost $1,835,209)		2,399,867	Zero coupon due 07/02/18	—	—
			Series 0002
Preferred Stocks - 1.7%			Zero coupon due 07/02/18	157	3,836
Brazil - 1.1%					3,836
Banco Bradesco SA (Æ)
0.000% (Ÿ)	164,655	1,746	Total Certificates of Participation
Centrais Eletricas Brasileiras SA (Æ)			(cost $641)		3,836
0.000% (Ÿ)	123,600	957
Cia Brasileira de Distribuicao (Æ)			Warrants & Rights - 0.1%
0.000% (Ÿ)	83,419	1,943	Australia - 0.1%
Cia de Transmissao de Energia Eletrica			FPT Corp. (Æ)
Paulista			2018 Warrants	1,023,672	2,272
1.248% (Ÿ)	49,693	1,010
Gerdau SA			Netherlands - 0.0%
0.187% (Ÿ)	1,322,700	4,427	Bharat Forge, Ltd. (Æ)(Þ)
Investimentos Itau SA			2019 Warrants	8,014	86
0.577% (Ÿ)	631,406	2,023	Titan Co. , Ltd. (Æ)(Þ)
Itau Unibanco Holding SA			2019 Warrants	34,462	338
0.435% (Ÿ)	803,330	10,327			424
Lojas Americanas SA (Æ)
0.000% (Ÿ)	534,092	2,870	Pakistan - 0.0%
Petroleo Brasileiro SA (Æ)			Hascol Petroleum, Ltd. (Æ)
0.000% (Ÿ)	69,700	357	2017 Rights	270,500	236
Suzano Papel e Celulose SA
1.693% (Ÿ)	42,000	261	Total Warrants & Rights
Vale SA (Æ)			(cost $2,118)		2,932
0.000% (Ÿ)	128,320	1,167

		27,088	Short-Term Investments - 2.6%
			United States - 2.6%

See accompanying notes which are an integral part of the financial statements.

248 Emerging Markets Fund

Russell Investment Company
Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

	Amounts in thousands (except share amounts)
		Principal		Fair
		Amount ($)		Value
		or Shares		$
	U. S. Cash Management Fund (@)	56,385,218	(8)	56,391
	United States Treasury Bills
	1.074% due 11/30/17 (~)(§)	1,500		1,499
	1.059% due 12/07/17 (~)(§)	4,700		4,695
	1.011% due 01/18/18 (~)(§)	4,100		4,090
				66,675
	Total Short-Term Investments
	(cost $66,675)			66,675
	Other Securities - 1.5%
	U. S. Cash Collateral Fund(×)(@)	37,807,110	(8)	37,807
	Total Other Securities
	(cost $37,807)			37,807
	Total Investments 101.3%
	(identified cost $1,975,717)			2,553,966
	Other Assets and Liabilities, Net
-	(1.3%)			(33,023)
	Net Assets - 100.0%			2,520,943

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund 249

Russell Investment Company
Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
3.7%
Beximco Pharmaceuticals, Ltd.	05/27/15	BDT	2,785,506	0.70	1,957	3,271
BGEO Group PLC	12/14/12	GBP	77,168	27.59	2,129	3,646
BGEO Group PLC	12/19/12	GBP	65,263	37.21	2,428	3,084
Bharat Forge, Ltd.	05/05/17	INR	336,112	8.77	2,948	3,623
Bharat Forge, Ltd.	08/11/17	INR	60,086	9.06	544	648
BRAC Bank, Ltd.	09/28/15	BDT	7,475,253	0.52	3,921	9,078
China Forestry Holdings Co. , Ltd.	07/26/10	HKD	871,100	0.43	372	—
China Metal Recycling Holdings, Ltd.	11/16/12	HKD	335,400	1.01	339	—
Cleopatra Hospital	11/28/16	EGP	1,287,056	0.87	1,117	1,816
Cresud SACIF y A	03/19/15		277,312	14.24	3,948	6,012
Eastern Tobacco	04/16/15	EGP	109,282	13.45	1,469	1,966
Ecobank Transnational, Inc.	03/19/15	NGN	45,591,225	0.06	2,529	2,153
Edita Food Industries SAE.	04/08/15		561,837	6.56	3,684	2,107
Guaranty Trust Bank PLC	07/19/13		101,104	8.07	816	607
Guaranty Trust Bank PLC	08/07/13	NGN	24,242,035	0.12	2,911	2,829
Guaranty Trust Bank PLC	07/29/16	NGN	39,703,717	0.08	3,077	4,632
Guinness Nigeria PLC	02/24/17	NGN	6,573,277	0.20	1,317	1,826
Hascol Petroleum, Ltd.	05/27/16	PKR	1,352,500	1.70	2,300	3,238
Kernel Holding SA	03/21/14	PLN	198,233	8.02	1,589	2,664
L&T Technology Services, Ltd.	11/01/16	INR	46,668	11.77	549	600
Lekoil, Ltd.	05/27/15	GBP	7,710,727	0.39	3,030	1,868
Media Nusantara Citra Tbk PT	04/11/12	IDR	24,658,743	0.19	4,686	2,836
Melstacorp PLC	04/15/15	LKR	4,787,216	0.46	2,184	1,808
MHP SA	02/16/11		87,684	15.96	1,399	982
Mobile World Investment Corp.	11/16/15	VND	1,557,160	2.47	3,843	8,824
Prism Cement, Ltd.	10/28/16	INR	613,836	1.45	888	1,131
Pruksa Holding PCL	06/04/13	THB	3,946,041	0.71	2,815	3,003
Real Gold Mining, Ltd.	04/26/10	HKD	463,232	1.60	741	—
Residences Dar Saada	04/01/15	MAD	99,841	16.74	1,671	1,698
Reunert, Ltd.	06/04/13	ZAR	483,457	5.95	2,878	2,379
Safaricom, Ltd.	01/04/17	KES	14,403,958	0.18	2,569	3,536
Sarantis SA	03/19/15	EUR	96,792	7.81	756	1,392
Siderar SAIC	01/20/17	ARS	4,898,389	0.69	3,372	4,022
TBC Bank Group PLC	10/03/16	GBP	124,166	18.26	2,267	2,824
Tianhe Chemicals Group, Ltd.	06/13/14	HKD	25,778,000	0.23	5,886	1,450
Videocon d2h, Ltd.	07/21/16		144,338	9.28	1,340	1,257
VIVA Kuwait Telecom Co.	07/08/15	KWD	662,906	3.16	2,092	1,656
						94,466
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Value and
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
BIST 30 Index Futures	360	TRY	4,946	12/17	19
BOLSA Index Futures	86	MXN	41,895	12/17	(94)
FTSE/JSE TOP 40 Index Futures	130	ZAR	69,142	12/17	253
Hang Seng Index Futures	47	HKD	66,270	11/17	(25)
HSCEI Index Futures	115	HKD	66,194	11/17	18
KOSPI2 Index Futures	136	KRW	11,369,600	12/17	573

See accompanying notes which are an integral part of the financial statements.

250 Emerging Markets Fund

Russell Investment Company
Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts

Amounts in thousands (except contract amounts)
MSCI Emerging Markets Mini Index Futures	261	USD	14,671	12/17	143
MSCI Taiwan Index Futures	842	USD	34,269	11/17	244
SGX Nifty 50 Index Futures	366	USD	7,597	11/17	106
Short Positions
MSCI Emerging Markets Mini Index Futures	462	USD	25,969	12/17	(621)
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)	616

Foreign Currency Exchange Contracts
Amounts in thousands
Unrealized
Appreciation
Amount	Amount	(Depreciation)
Counterparty	Sold	Bought	Settlement Date	$
Bank of America	USD	2,445	BRL	7,773	11/03/17	(69)
Bank of America	USD	1,925	HKD	15,000	12/20/17	(1)
Bank of America	USD	2,311	HKD	18,000	12/20/17	(2)
Bank of America	USD	12,704	INR	829,971	11/29/17	90
Bank of America	USD	899	KRW	1,011,091	12/18/17	5
Bank of America	USD	1,426	MXN	27,104	12/18/17	(24)
Bank of America	USD	3,304	RUB	194,686	11/22/17	20
Bank of America	USD	4,270	RUB	246,363	11/22/17	(64)
Bank of America	USD	80	SGD	110	11/01/17	—
Bank of America	USD	15	TRY	57	11/02/17	—
Bank of America	ARS	59,453	USD	3,270	12/13/17	(16)
Bank of America	BRL	7,773	USD	2,372	11/03/17	(4)
Bank of America	HKD	43,669	USD	5,605	12/20/17	3
Bank of America	INR	556,418	USD	8,442	11/29/17	(133)
Bank of America	TRY	2,650	USD	755	12/20/17	66
Bank of America	ZAR	9,378	USD	696	12/18/17	38
Bank of Montreal	USD	287	TRY	1,008	12/20/17	(25)
Bank of Montreal	USD	4,529	ZAR	65,000	12/20/17	31
Bank of Montreal	USD	17,664	ZAR	230,000	12/20/17	(1,530)
Bank of New York	USD	513	TRY	1,800	12/20/17	(45)
Barclays	USD	7,231	IDR	97,028,467	11/16/17	(83)
Barclays	USD	21,218	INR	1,369,095	11/29/17	(115)
Barclays	USD	522	KRW	587,216	01/18/18	3
Barclays	USD	5,356	MXN	97,100	12/18/17	(331)
Barclays	USD	7,959	TWD	239,922	11/22/17	12
Barclays	USD	20,613	ZAR	270,220	12/18/17	(1,650)
Barclays	CNY	5,868	USD	883	11/16/17	(1)
Barclays	HKD	22,776	USD	2,920	12/18/17	(1)
Barclays	KRW	40,535,262	USD	35,805	01/18/18	(463)
Barclays	TWD	171,279	USD	5,673	11/22/17	(17)
BNP Paribas	USD	287	TRY	1,008	12/20/17	(25)
BNP Paribas	HKD	46,375	USD	5,942	12/18/17	(7)
BNP Paribas	MXN	15,717	USD	855	12/18/17	42
Brown Brothers Harriman	USD	31	HKD	240	11/01/17	—
Brown Brothers Harriman	USD	110	HKD	859	11/01/17	—
Brown Brothers Harriman	USD	45	HKD	350	11/02/17	—
Brown Brothers Harriman	USD	71	HKD	553	11/02/17	—
Brown Brothers Harriman	USD	239	HKD	1,861	11/02/17	—
Brown Brothers Harriman	USD	5,489	HKD	42,786	12/20/17	(1)
Brown Brothers Harriman	USD	108	MXN	2,000	12/20/17	(5)
Brown Brothers Harriman	USD	1,028	MXN	18,445	12/20/17	(74)
Brown Brothers Harriman	USD	37	SGD	50	11/02/17	—
Brown Brothers Harriman	USD	50	SGD	69	11/02/17	—

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund 251

Russell Investment Company
Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	USD	197	SGD	269	11/03/17	—
Brown Brothers Harriman	USD	361	ZAR	5,000	12/20/17	(10)
Brown Brothers Harriman	USD	1,969	ZAR	25,690	12/20/17	(167)
Brown Brothers Harriman	USD	2,180	ZAR	30,000	12/20/17	(76)
Brown Brothers Harriman	USD	17,626	ZAR	230,000	12/20/17	(1,491)
Brown Brothers Harriman	HKD	2,391	USD	306	11/01/17	—
Brown Brothers Harriman	HKD	1,387	USD	178	11/02/17	—
Brown Brothers Harriman	HKD	20,000	USD	2,567	12/20/17	2
Brown Brothers Harriman	HKD	46,000	USD	5,899	12/20/17	(2)
Brown Brothers Harriman	MXN	5,000	USD	276	12/20/17	17
Brown Brothers Harriman	MXN	5,000	USD	279	12/20/17	20
Brown Brothers Harriman	MXN	20,000	USD	1,116	12/20/17	82
Brown Brothers Harriman	TRY	1,000	USD	285	12/20/17	25
Brown Brothers Harriman	TRY	1,000	USD	278	12/20/17	18
Brown Brothers Harriman	TRY	1,500	USD	425	12/20/17	35
Brown Brothers Harriman	TRY	2,000	USD	570	12/20/17	50
Brown Brothers Harriman	ZAR	10,000	USD	768	12/20/17	67
Brown Brothers Harriman	ZAR	10,000	USD	742	12/20/17	41
Brown Brothers Harriman	ZAR	28,000	USD	2,094	12/20/17	130
Citigroup	USD	5,490	HKD	42,786	12/20/17	(1)
Citigroup	USD	1,028	MXN	18,445	12/20/17	(74)
Citigroup	USD	864	TRY	3,141	12/18/17	(48)
Citigroup	USD	1,242	TRY	4,646	12/18/17	(34)
Citigroup	USD	256	TRY	900	12/20/17	(23)
Citigroup	USD	1,972	ZAR	25,690	12/20/17	(170)
Citigroup	USD	17,659	ZAR	230,000	12/20/17	(1,524)
Citigroup	HKD	10,000	USD	1,283	12/20/17	—
Citigroup	HKD	10,000	USD	1,283	12/20/17	—
Citigroup	HKD	10,000	USD	1,281	12/20/17	(1)
Citigroup	INR	30,000	USD	456	12/20/17	(5)
Citigroup	KRW	500,000	USD	443	12/19/17	(4)
Citigroup	MXN	5,000	USD	258	12/20/17	(1)
Citigroup	TRY	3,906	USD	1,034	12/18/17	18
Citigroup	TRY	6,041	USD	1,697	12/18/17	126
Citigroup	ZAR	24,110	USD	1,763	12/18/17	71
Citigroup	ZAR	50,119	USD	3,502	12/18/17	(15)
Commonwealth Bank of Australia	USD	287	TRY	1,008	12/20/17	(25)
Deutsche Bank	USD	3,846	CLP	2,392,338	12/07/17	(89)
Deutsche Bank	CNY	7,966	USD	1,192	11/16/17	(8)
Deutsche Bank	KRW	1,811,745	USD	1,612	12/18/17	(8)
Goldman Sachs	USD	3,732	HKD	29,092	12/20/17	—
Goldman Sachs	USD	5,466	HKD	42,611	12/20/17	—
Goldman Sachs	USD	115	MXN	2,114	12/20/17	(5)
Goldman Sachs	USD	524	TRY	1,914	12/20/17	(26)
Goldman Sachs	USD	524	ZAR	7,219	12/20/17	(18)
HSBC	USD	8,869	HKD	69,151	12/18/17	1
Morgan Stanley	USD	708	KRW	800,654	12/18/17	8
Morgan Stanley	ARS	15,314	USD	849	12/13/17	3
Royal Bank of Canada	USD	5,491	HKD	42,786	12/20/17	(2)
Royal Bank of Canada	USD	1,026	MXN	18,445	12/20/17	(72)
Royal Bank of Canada	USD	116	TRY	408	12/20/17	(10)
Royal Bank of Canada	USD	1,971	ZAR	25,690	12/20/17	(169)
Royal Bank of Canada	USD	17,647	ZAR	230,000	12/20/17	(1,514)

See accompanying notes which are an integral part of the financial statements.

252 Emerging Markets Fund

Russell Investment Company
Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Standard Chartered	USD	2,372	BRL	7,773	11/03/17	4
Standard Chartered	USD	881	CNY	5,811	11/16/17	(5)
Standard Chartered	USD	889	CNY	5,899	11/16/17	—
Standard Chartered	USD	2,053	CNY	13,681	11/16/17	8
Standard Chartered	USD	989	INR	63,721	12/18/17	(9)
Standard Chartered	USD	287	TRY	1,008	12/20/17	(25)
Standard Chartered	ARS	14,767	USD	803	12/18/17	(11)
Standard Chartered	BRL	7,773	USD	2,426	11/03/17	50
Standard Chartered	CNY	5,769	USD	879	11/16/17	10
Standard Chartered	CNY	9,132	USD	1,372	11/16/17	(4)
Standard Chartered	CNY	16,443	USD	2,477	11/16/17	(1)
Standard Chartered	CNY	18,566	USD	2,795	11/16/17	(3)
Standard Chartered	CNY	21,743	USD	3,267	11/16/17	(10)
Standard Chartered	HKD	72,079	USD	9,245	12/18/17	(1)
Standard Chartered	INR	770,000	USD	11,704	12/20/17	(136)
Standard Chartered	KRW	3,216,694	USD	2,840	01/18/18	(38)
Standard Chartered	RUB	109,509	USD	1,874	11/22/17	4
Standard Chartered	RUB	331,540	USD	5,757	11/22/17	97
State Street	USD	460	BRL	1,503	11/03/17	—
State Street	USD	1,526	BRL	5,000	11/03/17	3
State Street	USD	4,956	BRL	16,240	11/03/17	8
State Street	USD	6,622	BRL	21,240	11/03/17	(129)
State Street	USD	4,933	BRL	16,240	12/04/17	11
State Street	USD	294	HKD	2,291	11/01/17	—
State Street	USD	136	HKD	1,058	12/20/17	—
State Street	USD	3,213	HKD	25,000	12/20/17	(6)
State Street	USD	7,448	HKD	58,000	12/20/17	(8)
State Street	USD	2	IDR	33,855	11/01/17	—
State Street	USD	244	IDR	3,302,875	11/02/17	—
State Street	USD	760	INR	50,000	12/20/17	9
State Street	USD	987	INR	64,000	12/20/17	(3)
State Street	USD	10,670	INR	689,500	12/20/17	(68)
State Street	USD	11,916	INR	770,000	12/20/17	(75)
State Street	USD	881	KRW	1,000,000	12/19/17	13
State Street	USD	4,910	KRW	5,550,000	12/19/17	55
State Street	USD	59	MXN	1,127	11/01/17	—
State Street	USD	117	MXN	2,250	11/03/17	—
State Street	USD	1,273	MXN	23,000	12/20/17	(83)
State Street	USD	153	THB	5,095	11/01/17	—
State Street	USD	195	THB	6,468	11/02/17	—
State Street	USD	3,559	THB	118,093	12/18/17	(4)
State Street	USD	10	TRY	39	11/01/17	—
State Street	USD	29	TRY	108	11/01/17	—
State Street	USD	139	TRY	500	12/20/17	(9)
State Street	USD	284	TRY	1,000	12/20/17	(25)
State Street	USD	643	TRY	2,300	12/20/17	(45)
State Street	USD	1,034	ZAR	13,680	12/18/17	(75)
State Street	USD	2,369	ZAR	32,000	12/20/17	(124)
State Street	BRL	642	USD	197	11/01/17	1
State Street	BRL	184	USD	56	11/03/17	—
State Street	BRL	5,000	USD	1,579	11/03/17	50
State Street	BRL	16,240	USD	4,952	11/03/17	(12)
State Street	BRL	21,240	USD	6,482	11/03/17	(11)

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund 253

Russell Investment Company
Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
									Unrealized
									Appreciation
				Amount		Amount			(Depreciation)
Counterparty				Sold		Bought	Settlement Date		$
State Street			HKD	128	USD	16	11/01/17		—
State Street			HKD	5,000	USD	641	12/20/17		—
State Street			HKD	10,000	USD	1,283	12/20/17		1
State Street			HKD	20,000	USD	2,567	12/20/17		1
State Street			HKD	20,000	USD	2,567	12/20/17		1
State Street			IDR	1,939,508	USD	143	11/02/17		—
State Street			INR	60,000	USD	930	12/20/17		7
State Street			INR	100,000	USD	1,545	12/20/17		8
State Street			INR	130,000	USD	1,963	12/20/17		(36)
State Street			KRW	780,000	USD	691	12/19/17		(6)
State Street			KRW	1,500,000	USD	1,326	12/19/17		(16)
State Street			KRW	2,000,000	USD	1,769	12/19/17		(20)
State Street			KRW	3,000,000	USD	2,614	12/19/17		(70)
State Street			KRW	4,500,000	USD	3,971	12/19/17		(54)
State Street			MXN	532	USD	28	11/01/17		—
State Street			MXN	5,000	USD	265	12/20/17		7
State Street			THB	5,384	USD	162	11/01/17		—
State Street			THB	4,405	USD	133	11/02/17		—
State Street			TRY	12,434	USD	3,510	12/18/17		276
State Street			ZAR	860	USD	61	11/01/17		—
State Street			ZAR	906	USD	64	11/01/17		—
State Street			ZAR	10,000	USD	717	12/20/17		15
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts									(9,737)

Total Return Swap Contracts
Amounts in thousands
							Premiums	Unrealized
							Paid	Appreciation
			Notional			Termination	(Received)	(Depreciation)	Fair Value
Underlying Reference Entity	Counterparty		Amount	Terms		Date	$	$	$
Long
				Total Return on Underlying
Bovespa Future Index	Goldman Sachs	BRL	13,126	Reference Entity(4)		12/13/17	—	(122)	(122)
Total Open Total Return Swap Contracts (å)							—	(122)	(122)

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Argentina	$41,085	$—	$—	$—	$41,085	1.6
Bangladesh	—	12,349	—	—	12,349	0.5
Brazil	168,926	—	—	—	168,926	6.7
Cambodia	—	6,310	—	—	6,310	0.3
Cayman Islands	265	6,655	—	—	6,920	0.3

See accompanying notes which are an integral part of the financial statements.

254 Emerging Markets Fund

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Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Chile	18,679	—	—	—	18,679	0.7
China	164,948	409,155	2,415	—	576,518	22.9
Colombia	2,424	—	—	—	2,424	0.1
Czech Republic	—	3,371	—	—	3,371	0.1
Egypt	2,107	9,812	—	—	11,919	0.5
Greece	—	5,840	—	—	5,840	0.2
Guernsey	—	5,516	—	—	5,516	0.2
Hong Kong	9,846	105,349	821	—	116,016	4.6
Hungary	—	13,028	—	—	13,028	0.5
India	32,292	184,789	—	—	217,081	8.6
Indonesia	—	32,613	—	—	32,613	1.3
Jersey	—	2,852	—	—	2,852	0.1
Kazakhstan	1,161	—	—	—	1,161	—*
Kenya	—	6,734	—	—	6,734	0.3
Kuwait	—	8,495	—	—	8,495	0.3
Luxembourg	2,829	5,699	—	—	8,528	0.3
Malaysia	—	14,831	—	—	14,831	0.6
Malta	—	377	—	—	377	—*
Mexico	83,391	—	—	—	83,391	3.3
Mongolia	—	209	—	—	209	—*
Morocco	—	1,698	—	—	1,698	0.1
Netherlands	11,151	8	—	—	11,159	0.5
Nigeria	607	13,225	—	—	13,832	0.6
Pakistan	—	11,122	—	—	11,122	0.5
Peru	8,808	—	—	—	8,808	0.3
Philippines	—	5,456	—	—	5,456	0.2
Poland	—	15,388	—	—	15,388	0.6
Romania	—	5,955	—	—	5,955	0.2
Russia	37,339	64,488	1,596	—	103,423	4.1
Singapore	—	941	—	—	941	—*
South Africa	4,256	58,933	—	—	63,189	2.5
South Korea	24,989	332,401	—	—	357,390	14.2
Sri Lanka	—	1,808	—	—	1,808	0.1
Switzerland	—	4,053	—	—	4,053	0.2
Taiwan	34,029	220,634	—	—	254,663	10.1
Thailand	—	55,023	—	—	55,023	2.2
Togo	—	2,153	—	—	2,153	0.1
Turkey	1,859	61,293	—	—	63,152	2.5
Ukraine	—	2,664	—	—	2,664	0.1
United Arab Emirates	—	14,822	—	—	14,822	0.6
United Kingdom	—	14,445	—	—	14,445	0.6

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund 255

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Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
United States	1,727	—	—	—	1,727	0.1
Vietnam	—	15,537	—	—	15,537	0.6
Virgin Islands, British	6,286	—	—	—	6,286	0.2
Preferred Stocks	28,240	14,609	—	—	42,849	1.7
Certificates of Participation	—	3,836	—	—	3,836	0.2
Warrants & Rights	236	2,696	—	—	2,932	0.1
Short-Term Investments	—	10,284	—	56,391	66,675	2.6
Other Securities	—	—	—	37,807	37,807	1.5
Total Investments	687,480	1,767,456	4,832	94,198	2,553,966	101.3
Other Assets and Liabilities, Net						(1.3)
						100.0

Other Financial Instruments
Assets
Futures Contracts	1,356	—	—	—	1,356	0.1
Foreign Currency Exchange Contracts	13	1,650	—	—	1,663	0.1

Liabilities
Futures Contracts	(740)	—	—	—	(740)	(—)*
Foreign Currency Exchange Contracts	(25)	(11,375)	—	—	(11,400)	(0.5)
Total Return Swap Contracts	—	(122)	—	—	(122)	(—)*
Total Other Financial Instruments**	$604	$(9,847)	$—	$—	$(9,243)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2017, were less than 1% of net assets.

Amounts in thousands
Fair Value
Sector Exposure	$
Consumer Discretionary	281,188
Consumer Staples	161,710
Energy	229,705
Financial Services	665,760
Health Care	38,461
Materials and Processing	211,598
Producer Durables	106,616
Technology	596,568
Utilities	151,110

See accompanying notes which are an integral part of the financial statements.

256 Emerging Markets Fund

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Emerging Markets Fund

Schedule of Investments, continued — October 31, 2017

Certificates of Participation	3,836
Warrants and Rights	2,932
Short-Term Investments	66,675
Other Securities	37,807
Total Investments	2,553,966

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund 257

Russell Investment Company
Emerging Markets Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$1,663
Variation margin on futures contracts*	1,356	—
Total	$1,356	$1,663

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$740	$—
Unrealized depreciation on foreign currency exchange contracts	—	11,400
Total return swap contracts, at fair value	122	—
Total	$862	$11,400
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$13,653	$—
Total return swap contracts	744	—
Foreign currency exchange contracts	—	10,485
Total	$14,397	$10,485

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$2,613	$—
Total return swap contracts	327	—
Foreign currency exchange contracts	—	(12,414)
Total	$2,940	$(12,414)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

258 Emerging Markets Fund

Russell Investment Company
Emerging Markets Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
			Amounts		of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value		$36,835	$—	$36,835
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		1,663	—	1,663
Futures Contracts	Variation margin on futures contracts		210	—	210
Total Financial and Derivative Assets			38,708	—	38,708
Financial and Derivative Assets not subject to a netting agreement			(379)	—	(379)
Total Financial and Derivative Assets subject to a netting agreement			$38,329	$—	$38,329

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Bank of America		$69	$2	$—	$67
Bank of Montreal		31	31	—	—
Barclays		6,836	15	6,821	—
BNP Paribas		41	7	—	34
Brown Brothers Harriman		487	487	—	—
Citigroup		3,770	96	3,557	117
Credit Suisse		7,351	—	7,351	—
Deutsche Bank		2,799	—	2,799	—
Goldman Sachs		9,588	—	9,588	—
HSBC		4,662	—	4,661	1
Merrill Lynch		259	—	259	—
Morgan Stanley		1,163	—	1,152	11
Societe Generale		645	—	645	—
Standard Chartered		173	81	—	92
State Street		455	254	—	201
Total		$38,329	$973	$36,833	$523

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund 259

Russell Investment Company
Emerging Markets Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
				Gross	Net Amounts
			Amounts	of Liabilities
			Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized		Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities		Liabilities
Futures Contracts	Variation margin on futures contracts		$322	$—	$322
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts		11,400	—	11,400
Total Return Swap Contracts	Total return swap contracts, at fair value		122	—	122
Total Financial and Derivative Liabilities			11,844	—	11,844
Financial and Derivative Liabilities not subject to a netting agreement			(657)	—	(657)
Total Financial and Derivative Liabilities subject to a netting agreement			$11,187	$—	$11,187

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

		Net Amounts
		of Liabilities
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Pledged^	Net Amount
Bank of America		$2	$2	$—	$—
Bank of Montreal		1,554	31	—	1,523
Bank of New York		45	—	—	45
Barclays		2,662	15	591	2,056
BNP Paribas		32	7	—	25
Brown Brothers Harriman		1,826	487	—	1,339
Citigroup		1,901	96	—	1,805
Commonwealth Bank of Australia		25	—	—	25
Deutsche Bank		105	—	—	105
Goldman Sachs		171	—	—	171
Royal Bank of Canada		1,767	—	—	1,767
Standard Chartered		243	81	—	162
State Street		854	254	480	120
Total		$11,187	$973	$1,071	$9,143

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

260 Emerging Markets Fund

Russell Investment Company
Emerging Markets Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$1,975,717
Investments, at fair value(*)(>)	2,553,966
Cash	15
Cash (restricted)(a)(b)	16,094
Foreign currency holdings(^)	7,447
Unrealized appreciation on foreign currency exchange contracts	1,663
Receivables:
Dividends and interest	1,880
Dividends from affiliated funds	56
Investments sold	10,402
Fund shares sold	2,575
Foreign capital gains taxes recoverable	3
Variation margin on futures contracts	210
Total assets	2,594,311

Liabilities
Payables:
Investments purchased	10,815
Fund shares redeemed	3,229
Accrued fees to affiliates	2,816
Other accrued expenses	666
Variation margin on futures contracts	322
Deferred capital gains tax liability	6,191
Unrealized depreciation on foreign currency exchange contracts	11,400
Payable upon return of securities loaned	37,807
Total return swap contracts, at fair value(8)	122
Total liabilities	73,368

Net Assets	$2,520,943

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund 261

Russell Investment Company
Emerging Markets Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$20,136
Accumulated net realized gain (loss)	(104,480)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	572,058
Futures contracts	616
Foreign currency exchange contracts	(9,737)
Total return swap contracts	(122)
Foreign currency-related transactions	141
Shares of beneficial interest	1,210
Additional paid-in capital	2,041,121
Net Assets	$2,520,943

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$20.68
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$21.94
Class A — Net assets	$20,887,882
Class A — Shares outstanding ($. 01 par value)	1,010,252
Net asset value per share: Class C(#)	$19.15
Class C — Net assets	$17,349,149
Class C — Shares outstanding ($. 01 par value)	905,912
Net asset value per share: Class E(#)	$20.75
Class E — Net assets	$5,549,280
Class E — Shares outstanding ($. 01 par value)	267,418
Net asset value per share: Class M(#)	$20.86
Class M — Net assets	$43,506,190
Class M — Shares outstanding ($. 01 par value)	2,085,867
Net asset value per share: Class R6(#)	$20.89
Class R6 — Net assets	$4,231,413
Class R6 — Shares outstanding ($. 01 par value)	202,569
Net asset value per share: Class S(#)	$20.85
Class S — Net assets	$1,990,643,254
Class S — Shares outstanding ($. 01 par value)	95,492,690
Net asset value per share: Class Y(#)	$20.89
Class Y — Net assets	$438,776,156
Class Y — Shares outstanding ($. 01 par value)	21,002,289
Amounts in thousands
(^) Foreign currency holdings - cost	$7,442
(*) Securities on loan included in investments	$36,835
(>) Investments in affiliates, U. S. Cash Management Fund and U. S. Cash Collateral Fund	$94,198
(8) Total return swap contracts - premiums paid (received)	$—

(a) Cash Collateral for Futures	$15,503
(b) Cash Collateral for Swaps	$591
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

262 Emerging Markets Fund

Russell Investment Company
Emerging Markets Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$61,713
Dividends from affiliated funds	685
Interest	48
Securities lending income (net)	686
Securities lending income from affiliated funds (net)	336
Less foreign taxes withheld	(6,946)
Total investment income	56,522

Expenses
Advisory fees	26,758
Administrative fees	1,128
Custodian fees	2,033
Distribution fees - Class A	45
Distribution fees - Class C	129
Transfer agent fees - Class A	36
Transfer agent fees - Class C	34
Transfer agent fees - Class E	24
Transfer agent fees - Class M	13
Transfer agent fees - Class R6	1
Transfer agent fees - Class S	3,621
Transfer agent fees - Class Y	21
Professional fees	214
Registration fees	151
Shareholder servicing fees - Class C	43
Shareholder servicing fees - Class E	30
Trustees’ fees	78
Printing fees	206
Miscellaneous	52
Expenses before reductions	34,617
Expense reductions	(1,089)
Net expenses	33,528
Net investment income (loss)	22,994

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	134,848
Investments in affiliated funds	(1)
Futures contracts	13,653
Foreign currency exchange contracts	10,485
Total return swap contracts	744
Foreign currency-related transactions	(936)
Net realized gain (loss)	158,793
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	382,019
Investments in affiliated funds	(2)
Futures contracts	2,613
Foreign currency exchange contracts	(12,414)
Total return swap contracts	327
Foreign currency-related transactions	451
Net change in unrealized appreciation (depreciation)	372,994

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund 263

Russell Investment Company
Emerging Markets Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Net realized and unrealized gain (loss)	531,787
Net Increase (Decrease) in Net Assets from Operations	$554,781

See accompanying notes which are an integral part of the financial statements.

264 Emerging Markets Fund

Russell Investment Company
Emerging Markets Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,994	$21,904
Net realized gain (loss)	158,793	(147,352)
Net change in unrealized appreciation (depreciation)	372,994	322,494
Net increase (decrease) in net assets from operations	554,781	197,046

Distributions
From net investment income
Class A	(135)	—
Class C	(18)	—
Class E	(267)	—
Class R6	(3)	—
Class S	(17,187)	(1,970)
Class Y	(5,978)	(1,811)
Net decrease in net assets from distributions	(23,588)	(3,781)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(289,240)	(262,169)
Total Net Increase (Decrease) in Net Assets	241,953	(68,904)

Net Assets
Beginning of period	2,278,990	2,347,894
End of period	$2,520,943	$2,278,990
Undistributed (overdistributed) net investment income included in net assets	$20,136	$6,624

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund 265

Russell Investment Company
Emerging Markets Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	154	$2,951	223	$3,275
Proceeds from reinvestment of distributions	9	133	—	—
Payments for shares redeemed	(204)	(3,654)	(296)	(4,339)
Net increase (decrease)	(41)	(570)	(73)	(1,064)
Class C
Proceeds from shares sold	112	1,860	113	1,567
Proceeds from reinvestment of distributions	1	18	—	—
Payments for shares redeemed	(360)	(6,008)	(409)	(5,576)
Net increase (decrease)	(247)	(4,130)	(296)	(4,009)
Class E
Proceeds from shares sold	136	2,360	198	2,967
Proceeds from reinvestment of distributions	17	259	—	—
Payments for shares redeemed	(1,985)	(33,104)	(599)	(8,967)
Net increase (decrease)	(1,832)	(30,485)	(401)	(6,000)
Class M (2)
Proceeds from shares sold	2,149	43,040	—	—
Payments for shares redeemed	(63)	(1,273)	—	—
Net increase (decrease)	2,086	41,767	—	—
Class R6 (1)
Proceeds from shares sold	200	3,722	15	214
Proceeds from reinvestment of distributions	—**	3	—	—
Payments for shares redeemed	(12)	(227)	(1)	(10)
Net increase (decrease)	188	3,498	14	204
Class S
Proceeds from shares sold	22,384	408,273	30,778	454,336
Proceeds from reinvestment of distributions	1,088	17,078	137	1,953
Payments for shares redeemed	(30,671)	(556,699)	(44,075)	(651,379)
Net increase (decrease)	(7,199)	(131,348)	(13,160)	(195,090)
Class Y
Proceeds from shares sold	2,365	44,912	4,484	70,519
Proceeds from reinvestment of distributions	380	5,978	126	1,810
Payments for shares redeemed	(11,680)	(218,862)	(8,277)	(128,539)
Net increase (decrease)	(8,935)	(167,972)	(3,667)	(56,210)
Total increase (decrease)	(15,980)	$(289,240)	(17,583)	$(262,169)

(1) For the period March 1, 2016 (commencement of operations) to October 31, 2016.
(2) For the period March 17, 2017 (commencement of operations) to October 31, 2017.
** Less than 500 shares.

See accompanying notes which are an integral part of the financial statements.

266 Emerging Markets Fund

(This page intentionally left blank)

Russell Investment Company
Emerging Markets Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	16.51	. 13	4.17	4.30	(. 13)	—
October 31, 2016	15.09	. 11	1.31	1.42	—	—
October 31, 2015	18.50	. 10	(3.03)	(2.93)	(. 22)	(. 26)
October 31, 2014	18.96	. 13	. 04	. 17	(. 08)	(. 55)
October 31, 2013	17.79	. 13	1.18	1.31	(. 14)	—

Class C
October 31, 2017	15.30	(. 01)	3.88	3.87	(. 02)	—
October 31, 2016	14.09	—(f)	1.21	1.21	—	—
October 31, 2015	17.29	(. 02)	(2.83)	(2.85)	(. 09)	(. 26)
October 31, 2014	17.81	(. 01)	. 04	. 03	—	(. 55)
October 31, 2013	16.72	(. 01)	1.10	1.09	—	—

Class E
October 31, 2017	16.57	(. 01)	4.32	4.31	(. 13)	—
October 31, 2016	15.14	. 11	1.32	1.43	—	—
October 31, 2015	18.56	. 11	(3.05)	(2.94)	(. 22)	(. 26)
October 31, 2014	19.01	. 15	. 03	. 18	(. 08)	(. 55)
October 31, 2013	17.83	. 14	1.17	1.31	(. 13)	—

Class M
October 31, 2017(9)	17.92	. 04	2.90	2.94	—	—

Class R6
October 31, 2017	16.68	. 29	4.12	4.41	(. 20)	—
October 31, 2016(5)	13.39	. 16	3.13	3.29	—	—

Class S
October 31, 2017	16.65	. 18	4.19	4.37	(. 17)	—
October 31, 2016	15.20	. 15	1.32	1.47	(. 02)	—
October 31, 2015	18.63	. 15	(3.05)	(2.90)	(. 27)	(. 26)
October 31, 2014	19.09	. 19	. 03	. 22	(. 13)	(. 55)
October 31, 2013	17.91	. 18	1.18	1.36	(. 18)	—

Class Y
October 31, 2017	16.68	. 20	4.21	4.41	(. 20)	—
October 31, 2016	15.24	. 18	1.31	1.49	(. 05)	—
October 31, 2015	18.68	. 18	(3.06)	(2.88)	(. 30)	(. 26)
October 31, 2014	19.14	. 22	. 03	. 25	(. 16)	(. 55)
October 31, 2013	17.96	. 23	1.17	1.40	(. 22)	—

See accompanying notes which are an integral part of the financial statements.

268 Emerging Markets Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)(l)	Net(d)(e)(l)	Net Assets(d)(e)	Turnover Rate(b)(k)
(. 13)	20.68	26.30	20,888	1.76	1.71	. 71	50
—	16.51	9.41	17,353	1.78	1.76	. 75	68
(. 48)	15.09	(16.11)	16,963	1.77	1.77	. 62	71
(. 63)	18.50	1.04	22,378	1.76	1.76	. 72	67
(. 14)	18.96	7.36	21,736	1.75	1.75	. 74	93

(. 02)	19.15	25.31	17,349	2.51	2.46	(. 04)	50
—	15.30	8.59	17,641	2.53	2.51	(. 03)	68
(. 35)	14.09	(16.70)	20,415	2.52	2.52	(. 15)	71
(. 55)	17.29	. 26	28,601	2.51	2.51	(. 05)	67
—	17.81	6.55	28,808	2.50	2.50	(. 04)	93

(. 13)	20.75	26.25	5,549	1.76	1.71	(. 03)	50
—	16.57	9.45	34,786	1.78	1.76	. 75	68
(. 48)	15.14	(16.12)	37,874	1.77	1.77	. 64	71
(. 63)	18.56	1.09	49,652	1.76	1.76	. 80	67
(. 13)	19.01	7.37	39,296	1.75	1.75	. 74	93

—	20.86	16.41	43,506	1.50	1.35	. 33	50

(. 20)	20.89	26.82	4,231	1.35	1.30	1.48	50
—	16.68	24.57	240	1.39	1.34	1.48	68

(. 17)	20.85	26.58	1,990,644	1.51	1.46	. 97	50
(. 02)	16.65	9.68	1,709,494	1.53	1.51	. 99	68
(. 53)	15.20	(15.86)	1,760,569	1.52	1.52	. 87	71
(. 68)	18.63	1.31	2,231,799	1.51	1.51	1.02	67
(. 18)	19.09	7.64	1,596,632	1.50	1.50	. 99	93

(. 20)	20.89	26.84	438,776	1.31	1.27	1.12	50
(. 05)	16.68	9.86	499,476	1.33	1.31	1.20	68
(. 56)	15.24	(15.70)	512,073	1.32	1.32	1.04	71
(. 71)	18.68	1.50	651,728	1.31	1.31	1.16	67
(. 22)	19.14	7.80	482,265	1.30	1.30	1.26	93

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund 269

Russell Investment Company
Emerging Markets Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$2,369,479
Administration fees	102,750
Distribution fees	15,489
Shareholder servicing fees	4,899
Transfer agent fees	314,734
Trustee fees	8,935
$2,816,286

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Collateral Fund	$48,769	$314,554	$325,516	$—	$—	$37,807	$336	$—
U. S. Cash Management Fund	93,616	898,631	935,853	(1)	(2)	56,391	685	—
	$142,385	$1,213,185	$1,261,369	$(1)	$(2)	$94,198	$1,021	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$2,054,022,283
Unrealized Appreciation	$581,463,747
Unrealized Depreciation	(74,514,609)
Net Unrealized Appreciation (Depreciation)	$506,949,138
Undistributed Ordinary Income	$27,870,296
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(44,108,516)
Tax Composition of Distributions
Ordinary Income	$23,587,542

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes. These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$14,106
Accumulated net realized gain (loss)	(14,106)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

270 Emerging Markets Fund

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Tax-Managed U. S. Large Cap Fund - Class A‡			S&P 500® Index**
	Total			Total
	Return			Return
1 Year	15.55%		1 Year	23.63%
5 Years	12.32	%§	5 Years	15.18	%§
10 Years	5.66	%§	10 Years	7.51	%§

Tax-Managed U. S. Large Cap Fund - Class C
	Total
	Return
1 Year	21.68%
5 Years	12.81	%§
10 Years	5.50	%§

Tax-Managed U. S. Large Cap Fund - Class E
	Total
	Return
1 Year	22.62%
5 Years	13.66	%§
10 Years	6.30	%§

Tax-Managed U. S. Large Cap Fund - Class M‡‡
	Total
	Return
1 Year	22.98%
5 Years	13.96	%§
10 Years	6.57	%§

Tax-Managed U. S. Large Cap Fund - Class S
	Total
	Return
1 Year	22.89%
5 Years	13.94	%§
10 Years	6.56	%§

Tax-Managed U.S. Large Cap Fund 271

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Tax-Managed U. S. Large Cap Fund (the “Fund”) employs	How did the market conditions described in the Market
a multi-manager approach whereby Russell Investment	Summary report affect the Fund’s performance?
Management, LLC (“RIM”) manages a portion of the Fund’s	Broadly measured by the Russell 3000® Index, U. S. stocks
assets based upon model portfolios provided by multiple non-	returned 23.98% for the one-year period, which is the ninth
discretionary money managers. The Fund’s money managers	straight fiscal year ending October 31st that the Russell 3000®
have non-discretionary assignments pursuant to which they	Index has finished with a positive absolute return. The Russell
provide a model portfolio to RIM representing their investment	3000® Index finished with a positive absolute return in each of
recommendations, based upon which RIM purchases and sells	the fiscal year’s twelve months.
securities for the Fund. RIM also manages the portion of the
Fund's assets that RIM determines not to manage based upon	Within U. S. large capitalization stocks, factors that were rewarded
model portfolios provided by the Fund's money managers. RIM	during the fiscal year included high beta (beta is a measure of a
may change the allocation of the Fund’s assets at any time. An	stock’s sensitivity to the direction of the market), positive earnings
exemptive order from the Securities and Exchange Commission	surprise, rising earnings estimates and positive price momentum.
(“SEC”) permits RIM to engage or terminate a money manager	Factors that trailed the market included high dividend yield,
at any time, subject to approval by the Fund’s Board, without a	high earnings variability and high financial leverage (high debt-
shareholder vote. Pursuant to the terms of the exemptive order,	to-capital ratios) . Additionally, dynamic stocks outperformed
the Fund is required to notify its shareholders within 90 days of	defensive stocks and growth stocks outperformed value stocks
when a money manager begins providing services. As of October	across all market capitalization tiers. From a sector perspective,
31, 2017, the Fund had five money managers.	information technology, financials and materials outperformed the
S&P 500® Index by 15.34%, 13.44% and 4.71%, respectively.
What is the Fund’s investment objective?	Sectors that failed to find traction during the one-year period
The Fund seeks to provide long term capital growth on an after-	were telecommunication services, energy, consumer staples and
tax basis.	real estate, trailing by 24.86%, 21.05%, 20.56% and 14.20%,
respectively. The Fund’s strategic positioning both detracted and
How did the Fund perform relative to its benchmark for the	benefited in this market environment, with the Fund ultimately
fiscal year ended October 31, 2017?	underperforming its S&P 500® Index benchmark.
For the fiscal year ended October 31, 2017, the Fund’s Class A,
Class C, Class E, Class M and Class S Shares gained 22.58%,	How did the investment strategies and techniques employed
21.68%, 22.62%, 22.98% and 22.89%, respectively. This is	by the Fund and its money managers affect its benchmark-
compared to the Fund’s benchmark, the S&P 500® Index, which	relative performance?
gained 23.63% during the same period. The Fund’s performance	The Fund’s factor exposures over the period provided mixed
includes operating expenses, whereas index returns are	results. The Fund’s tilts toward high beta stocks and stocks with
unmanaged and do not include expenses of any kind. For Share	low financial leverage (low debt-to-capital ratios) were rewarded,
Classes with inception dates after November 1, 2016, annual	while tilts away from stocks with positive price momentum and
returns reflect the returns of other Share Classes of the Fund for	the largest market capitalization stocks detracted. Industry group
the period prior to inception. Please refer to the footnotes at the	allocation decisions were beneficial, including an overweight to
end of the Portfolio Management Discussion and Analysis, as	diversified financials and an underweight to real estate. The main
applicable.	detractor from performance for the fiscal year was stock selection
For the fiscal year ended October 31, 2017, the Morningstar®	within the consumer discretionary sector (overweights to Chipotle
Large Growth Category, a group of funds that Morningstar	Mexican Grill, Inc. and Target Corporation) and the information
considers to have investment strategies similar to those of the	technology sector (an overweight to FleetCor Technologies, Inc.
Fund, gained 26.54% This result serves as a peer comparison	and an underweight to NVIDIA Corporation) .
and is expressed net of operating expenses.	The Fund’s money managers have non-discretionary assignments
RIM may assign a money manager a specific style or	pursuant to which they provide a model portfolio to RIM
capitalization benchmark other than the Fund’s index. However,	representing their investment recommendations, based upon
the Fund’s primary index remains the benchmark for the Fund	which RIM purchases and sells securities for the Fund. With
and is representative of the aggregate of each money manager’s	respect to this portion of the Fund, RIM manages the Fund’s
benchmark index.	assets based upon the model portfolios provided by the Fund’s money managers. RIM also manages the portion of the Fund's
assets that RIM determines not to manage based upon model

272 Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

portfolios provided by the Fund's money managers. This includes	underperformed the S&P 500® Index during the one-year period.
assets managed directly by RIM to effect the Fund's investment	Tilts toward low beta stocks and high dividend yield stocks
strategies and/or to actively manage the Fund's overall exposures	detracted from benchmark-relative performance. However,
to seek to achieve the desired risk/return profile for the Fund.	an overweight to the largest market capitalization stocks was
RIM also manages the Fund’s cash balances.	beneficial. Sector allocation decisions detracted, including
With respect to certain of the Fund’s money managers, Barrow,	overweights to telecommunication services and consumer staples.
Hanley, Mewhinney & Strauss, LLC (“Barrow”) was the best	During the period, RIM used index futures contracts to equitize
performing manager for the period and outperformed the Russell	the Fund’s cash. The decision to equitize cash was beneficial to
1000® Value Index. Factor exposures were beneficial, including	the Fund’s absolute performance for the fiscal year as the market
an overweight to stocks with rising earnings estimates. An	produced a positive absolute return.
overweight to the banks industry group and an underweight to
the real estate industry group contributed positively to relative	Describe any changes to the Fund’s structure or the money
performance. Stock selection within the industrials sector (an	manager line-up.
overweight to Southwest Airlines Co. and an underweight to	In December 2016, RIM terminated Armstrong Shaw Associates
General Electric Company) was rewarded during the fiscal year.	Inc. as a money manager for the Fund and hired Pzena Investment
Management, LLC (“Pzena”) as a money manager for the Fund
Sustainable Growth Advisers, LP (“Sustainable”) was the worst	due to RIM’s greater conviction in Pzena’s excess return potential
performing manager for the period and underperformed the	and overall fit with the Fund’s existing money managers.
Russell 1000® Growth Index. Stock selection within the consumer
discretionary sector (overweights to Chipotle Mexican Grill, Inc.	Money Managers as of October 31,
and Ulta Beauty, Inc. ) and within the information technology	2017	Styles
sector (an overweight to FleetCor Technologies, Inc. and an	Barrow, Hanley, Mewhinney & Strauss, LL	Value
underweight to Apple, Inc. ) detracted from benchmark-relative	J. P. Morgan Investment Management Inc.	Market Oriented
performance. Additionally, Sustainable’s tilt away from stocks	Mar Vista Investment Partners, LLC	Growth
with rising earnings estimates was not beneficial.	Pzena Investment Management, LLC	Value
	Sustainable Growth Advisers, LP	Growth
RIM manages a positioning strategy within the Fund, which is	The views expressed in this report reflect those of the
designed with the dual mandate of improving the Fund’s after-tax	portfolio managers only through the end of the period
returns as well as controlling Fund-level exposures and/or risks.	covered by the report. These views do not necessarily
The active tax management aspect of the strategy is focused on	represent the views of RIM or any other person in RIM or
improving the after-tax returns of the Fund. Because RIM controls	any other affiliated organization. These views are subject to
all trading for the Fund, RIM managed the tax lots of the Fund	change at any time based upon market conditions or other
and harvested losses and deferred capital gains with respect to	events, and RIM disclaims any responsibility to update the
certain securities during the fiscal year.	views contained herein. These views should not be relied on
as investment advice and, because investment decisions for
In addition, RIM’s positioning strategy utilizes the output from	a Russell Investment Company (“RIC”) Fund are based on
a quantitative model to seek to position the portfolio to meet	numerous factors, should not be relied on as an indication
RIM’s overall preferred positioning. The positioning strategy	of investment decisions of any RIC Fund.

Tax-Managed U.S. Large Cap Fund 273

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The index is structured to approximate the general distribution of industries in the U.S.
economy.

‡ The Fund first issued Class A Shares on June 1, 2010.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

274 Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,083.70	$1,019.11
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$6.35	$6.16
Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.21%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) .
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2017	$1,079.60	$1,015.32
the expenses you paid on your account during this period.	Expenses Paid During Period*	$10.27	$9.96

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 1.96%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period) .
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2017	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
	October 31, 2017	$1,083.80	$1,019.11
funds. To do so, compare this 5% hypothetical example with the	Expenses Paid During Period*	$6.36	$6.16
5% hypothetical examples that appear in the shareholder reports
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 1.21%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) .

Tax-Managed U.S. Large Cap Fund 275

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,085.60	$1,020.82
Expenses Paid During Period*	$4.57	$4.43

* Expenses are equal to the Fund's annualized expense ratio of 0.87%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,085.10	$1,020.37
Expenses Paid During Period*	$5.05	$4.89

* Expenses are equal to the Fund's annualized expense ratio of 0.96%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) .

276 Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 90.5%			Archer-Daniels-Midland Co.	90,182	3,686
Consumer Discretionary - 11.9%			Coca-Cola Co. (The)	67,940	3,124
Advance Auto Parts, Inc.	9,135	747	Colgate-Palmolive Co.	65,858	4,640
Amazon. com, Inc. (Æ)	31,185	34,467	Constellation Brands, Inc. Class A	18,440	4,040
AutoZone, Inc. (Æ)	2,200	1,297	CVS Health Corp.	128,896	8,833
Best Buy Co. , Inc.	19,236	1,077	Dr Pepper Snapple Group, Inc.	14,940	1,280
BorgWarner, Inc.	29,697	1,566	Hershey Co. (The)	4,970	528
Carnival Corp.	7,494	498	Kimberly-Clark Corp.	12,180	1,370
CBS Corp. Class B	23,776	1,334	Kraft Heinz Co. (The)	47,434	3,668
Charter Communications, Inc. Class A(Æ)	15,373	5,137	Kroger Co. (The)	28,400	588
Comcast Corp. Class A	432,979	15,600	Molson Coors Brewing Co. Class B	25,889	2,094
Costco Wholesale Corp.	14,398	2,319	Mondelez International, Inc. Class A	536,974	22,246
DISH Network Corp. Class A(Æ)	10,810	525	PepsiCo, Inc.	163,113	17,980
Dollar General Corp.	5,400	437	Philip Morris International, Inc.	192,441	20,137
Dollar Tree, Inc. (Æ)	204,925	18,699	Procter & Gamble Co. (The)	41,918	3,619
DR Horton, Inc.	15,748	696	Tyson Foods, Inc. Class A	63,206	4,608
eBay, Inc. (Æ)	5,789	218	Unilever NV	255,932	14,834
Estee Lauder Cos. , Inc. (The) Class A	968	108	Walgreens Boots Alliance, Inc.	9,505	630
Expedia, Inc.	5,900	735
Foot Locker, Inc.	40,119	1,207			127,044
Ford Motor Co.	1,027,572	12,608
Gap, Inc. (The)	45,627	1,186	Energy - 6.0%
			Anadarko Petroleum Corp.	561	28
General Motors Co.	52,328	2,249	BP PLC - ADR	497,947	20,251
H&R Block, Inc.	27,196	673	Cabot Oil & Gas Corp.	42,924	1,189
Hilton Worldwide Holdings, Inc.	147,530	10,663	Cenovus Energy, Inc.	768,544	7,470
Home Depot, Inc. (The)	75,922	12,586	Chevron Corp.	172,257	19,963
Interpublic Group of Cos. , Inc. (The)	424,035	8,163	Concho Resources, Inc. (Æ)	23,049	3,093
Lennar Corp. Class A	2,800	156	ConocoPhillips	106,842	5,465
Lowe's Cos. , Inc.	185,439	14,826	Core Laboratories NV	46,666	4,662
Macy's, Inc.	12,300	231	Devon Energy Corp.	11,954	441
McDonald's Corp.	19,855	3,314	Diamondback Energy, Inc. (Æ)	23,181	2,484
Newell Rubbermaid, Inc.	18,330	747	Enbridge, Inc.	16,005	616
News Corp. Class A	471,344	6,439	EOG Resources, Inc.	32,555	3,251
Nike, Inc. Class B	2,506	138	EQT Corp.	30,957	1,936
Omnicom Group, Inc.	18,818	1,264	Exxon Mobil Corp.	137,062	11,424
O'Reilly Automotive, Inc. (Æ)	39,341	8,299	Halliburton Co.	197,589	8,445
Priceline Group, Inc. (The)(Æ)	5,043	9,642	Kinder Morgan, Inc.	55,754	1,010
PulteGroup, Inc.	59,183	1,789	Marathon Petroleum Corp.	11,299	675
Ross Stores, Inc.	49,810	3,162	Murphy Oil Corp.	167,894	4,491
Royal Caribbean Cruises, Ltd.	19,702	2,439	Occidental Petroleum Corp.	57,689	3,725
Starbucks Corp.	323,455	17,738	PBF Energy, Inc. Class A	130,738	3,787
Target Corp.	39,000	2,303	Phillips 66	149,157	13,585
Tiffany & Co.	12,259	1,148	Pioneer Natural Resources Co.	22,487	3,366
Time Warner, Inc.	64,864	6,375	Royal Dutch Shell PLC Class A - ADR	210,576	13,273
TJX Cos. , Inc.	150,670	10,517	Schlumberger, Ltd.	91,383	5,849
Toll Brothers, Inc.	38,451	1,770	Valero Energy Corp.	29,641	2,338
Twenty-First Century Fox, Inc. Class A	95,674	2,502	Williams Cos. , Inc. (The)	14,626	417
VF Corp.	26,000	1,811
Wal-Mart Stores, Inc.	297,607	25,984			143,234
Walt Disney Co. (The)	158,591	15,512
Whirlpool Corp.	16,553	2,714	Financial Services - 22.4%
Wyndham Worldwide Corp.	77,055	8,233	Aflac, Inc.	14,701	1,233
Yum China Holdings, Inc.	29,534	1,192	Alliance Data Systems Corp.	21,580	4,828
Yum! Brands, Inc.	22,645	1,686	Allstate Corp. (The)	15,668	1,471
			American Express Co.	143,587	13,715
		286,726	American International Group, Inc.	252,697	16,327
			American Tower Corp. (ö)	148,692	21,363
Consumer Staples - 5.3%			Ameriprise Financial, Inc.	49,854	7,804
Altria Group, Inc.	142,309	9,139	Aon PLC	38,352	5,501

See accompanying notes which are an integral part of the financial statements.

Tax-Managed U.S. Large Cap Fund 277

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Arthur J Gallagher & Co.	10,292	652	Voya Financial, Inc.	210,458	8,452
AvalonBay Communities, Inc. (ö)	7,200	1,306	Wells Fargo & Co.	527,585	29,619
Bank of America Corp.	1,523,017	41,715	XL Group, Ltd.	175,812	7,115
Bank of New York Mellon Corp. (The)	28,859	1,485			537,962
BB&T Corp.	6,074	299
Berkshire Hathaway, Inc. Class B(Æ)	148,558	27,771	Health Care - 10.5%
BlackRock, Inc. Class A	4,909	2,311	Abbott Laboratories	133,144	7,220
Brighthouse Financial, Inc. (Æ)	9,932	618	AbbVie, Inc.	67,323	6,076
Capital One Financial Corp.	145,467	13,409	Aetna, Inc.	23,472	3,991
Cboe Global Markets, Inc.	6,153	696	Alexion Pharmaceuticals, Inc. (Æ)	5,448	652
Charles Schwab Corp. (The)	64,673	2,900	Allergan PLC(Æ)	2,960	525
Chubb, Ltd.	90,347	13,626	Amgen, Inc.	53,187	9,319
Citigroup, Inc.	365,429	26,859	Anthem, Inc. (Æ)	56,128	11,743
Citizens Financial Group, Inc.	37,093	1,410	Baxter International, Inc.	7,837	505
CME Group, Inc. Class A	2,510	344	Becton Dickinson and Co.	3,015	629
Comerica, Inc.	60,506	4,754	Biogen, Inc. (Æ)	11,230	3,500
Discover Financial Services	29,578	1,968	Bioverativ, Inc. (Æ)	5,615	317
Equinix, Inc.(ö)	27,247	12,629	Boston Scientific Corp. (Æ)	131,115	3,690
Everest Re Group, Ltd.	900	214	Bristol-Myers Squibb Co.	83,289	5,136
Fidelity National Information Services, Inc.	28,156	2,612	Celgene Corp. (Æ)	40,912	4,131
Fifth Third Bancorp	11,520	333	Cerner Corp. (Æ)	88,688	5,988
First Republic Bank	52,963	5,159	Cigna Corp.	53,837	10,618
FleetCor Technologies, Inc. (Æ)	42,989	7,105	CR Bard, Inc.	3,008	984
Franklin Resources, Inc.	210,714	8,877	Eli Lilly & Co.	49,271	4,037
Goldman Sachs Group, Inc. (The)	53,346	12,935	Express Scripts Holding Co. (Æ)	62,465	3,828
Hartford Financial Services Group, Inc.	55,496	3,055	Gilead Sciences, Inc.	31,716	2,377
Intercontinental Exchange, Inc.	163,857	10,831	Humana, Inc.	17,180	4,387
Invesco, Ltd.	31,200	1,117	Intuitive Surgical, Inc. (Æ)	312	117
JPMorgan Chase & Co.	244,178	24,567	Johnson & Johnson	299,603	41,767
KeyCorp	321,721	5,871	McKesson Corp.	64,002	8,825
Leucadia National Corp.	17,270	437	Medtronic PLC	101,524	8,175
Loews Corp.	197,620	9,784	Merck & Co. , Inc.	260,779	14,366
M&T Bank Corp.	21,809	3,637	Mylan NV(Æ)	331,903	11,852
Markel Corp. (Æ)	19,332	20,962	Novo Nordisk A/S - ADR	135,847	6,764
MasterCard, Inc. Class A	15,196	2,261	Pfizer, Inc.	573,168	20,095
MetLife, Inc.	217,815	11,671	Regeneron Pharmaceuticals, Inc. (Æ)	13,923	5,606
Moody's Corp.	58,542	8,337	Sanofi - ADR	126,193	5,966
Morgan Stanley	288,441	14,422	Stryker Corp.	13,945	2,160
Northern Trust Corp.	1,827	171	Thermo Fisher Scientific, Inc.	34,905	6,766
People's United Financial, Inc.	267,889	4,999	UnitedHealth Group, Inc.	124,574	26,188
PNC Financial Services Group, Inc. (The)	37,542	5,135	Varian Medical Systems, Inc. (Æ)	4,839	504
Progressive Corp. (The)	44,062	2,144	Vertex Pharmaceuticals, Inc. (Æ)	8,712	1,274
Prologis, Inc. (ö)	9,600	620	Zimmer Biomet Holdings, Inc.	3,508	427
Prudential Financial, Inc.	7,700	851	Zoetis, Inc. Class A	13,700	874
Raymond James Financial, Inc.	6,917	586
Regions Financial Corp.	438,990	6,796			251,379
Simon Property Group, Inc. (ö)	4,200	652
SL Green Realty Corp. (ö)	356	34	Materials and Processing - 2.9%
State Street Corp.	322,228	29,645	AdvanSix, Inc. (Æ)	13,686	633
SunTrust Banks, Inc.	25,226	1,519	Air Products & Chemicals, Inc.	1,928	307
SVB Financial Group(Æ)	3,552	779	Ball Corp.	6,000	258
Synchrony Financial	135,264	4,412	Celanese Corp. Class A	51,943	5,418
TD Ameritrade Holding Corp.	6,600	330	CRH PLC - ADR	13,895	521
Torchmark Corp.	21,540	1,812	Crown Holdings, Inc. (Æ)	14,346	863
Travelers Cos. , Inc. (The)	3,590	475	DowDuPont, Inc.	312,235	22,579
UBS Group AG(Æ)	299,554	5,095	Eastman Chemical Co.	21,049	1,911
US Bancorp	264,310	14,373	Ecolab, Inc.	134,849	17,620
Visa, Inc. Class A	283,388	31,167	Ingersoll-Rand PLC	21,536	1,908
			Ingevity Corp. (Æ)	4,417	315

See accompanying notes which are an integral part of the financial statements.

278 Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
International Paper Co.	19,210	1,100	Alphabet, Inc. Class A(Æ)	11,449	11,827
Martin Marietta Materials, Inc.	6,899	1,496	Alphabet, Inc. Class C(Æ)	39,896	40,560
Masco Corp.	34,631	1,379	Analog Devices, Inc.	34,177	3,120
Monsanto Co.	22,712	2,750	Apple, Inc.	392,423	66,335
PPG Industries, Inc.	4,260	495	Applied Materials, Inc.	23,100	1,304
Praxair, Inc.	37,887	5,536	Autodesk, Inc. (Æ)	21,239	2,654
Rio Tinto PLC - ADR	37,916	1,817	Broadcom, Ltd.	42,023	11,090
Versum Materials, Inc.	1,866	79	CDK Global Inc.	996	63
WestRock Co.	26,503	1,625	Cisco Systems, Inc.	276,437	9,440
		68,610	Cognizant Technology Solutions Corp. Class
			A	127,806	9,671
Producer Durables - 11.5%			Corning, Inc.	21,639	678
3M Co.	10,529	2,424	Dell Technologies, Inc. Class V(Æ)	37,063	3,068
Accenture PLC Class A	43,472	6,189	DXC Technology Co.	21,389	1,958
Adient PLC	69,281	5,845	Facebook, Inc. Class A(Æ)	231,310	41,650
Allegion PLC	29,163	2,432	Hewlett Packard Enterprise Co.	538,095	7,490
Automatic Data Processing, Inc.	76,295	8,870	HP, Inc. (Æ)	352,152	7,589
Boeing Co. (The)	202	52	Intel Corp.	164,222	7,470
CSX Corp.	63,100	3,182	International Business Machines Corp.	12,875	1,984
Danaher Corp.	8,637	797	Intuit, Inc.	76,963	11,623
Deere & Co.	11,061	1,470	KLA-Tencor Corp.	5,800	632
Delphi Automotive PLC	17,118	1,701	Lam Research Corp.	32,264	6,729
Delta Air Lines, Inc.	89,351	4,470	Micro Focus International PLC - ADR(Æ)	73,894	2,581
Dover Corp.	107,245	10,241	Microsoft Corp.	579,873	48,234
Eaton Corp. PLC	22,997	1,840	NXP Semiconductors NV(Æ)	44,519	5,211
Emerson Electric Co.	13,090	844	Oracle Corp.	761,389	38,755
FedEx Corp.	1,662	375	QUALCOMM, Inc.	176,145	8,985
Fortive Corp.	116,383	8,410	Red Hat, Inc. (Æ)	73,619	8,895
General Dynamics Corp.	47,303	9,602	Salesforce. com, Inc. (Æ)	94,486	9,670
General Electric Co.	48,175	971	SAP SE - ADR	59,771	6,826
Honeywell International, Inc.	275,195	39,671	Seagate Technology PLC	20,124	744
Illinois Tool Works, Inc.	1,831	287	TE Connectivity, Ltd.	13,893	1,264
JB Hunt Transport Services, Inc.	35,661	3,794	Texas Instruments, Inc.	77,989	7,541
Johnson Controls International PLC(Æ)	257,356	10,652	Western Digital Corp.	487	43
Kansas City Southern	91,285	9,514	Xilinx, Inc.	5,800	427
L3 Technologies, Inc.	8,688	1,626			406,842
Lockheed Martin Corp.	1,670	515
Mettler-Toledo International, Inc. (Æ)	24,329	16,608	Utilities - 3.1%
Norfolk Southern Corp.	38,039	4,999	American Electric Power Co. , Inc.	26,048	1,938
Northrop Grumman Corp.	26,426	7,810	AT&T, Inc.	439,563	14,791
PACCAR, Inc.	46,767	3,355	California Resources Corp. (Æ)	1,158	13
Parker-Hannifin Corp.	44,687	8,160	Cheniere Energy, Inc. (Æ)	5,800	271
Pentair PLC	6,066	427	CMS Energy Corp.	37,178	1,798
Raytheon Co.	93,777	16,899	Dominion Energy, Inc.	17,766	1,442
Roper Technologies, Inc.	53,381	13,781	Duke Energy Corp.	59,086	5,218
Sensata Technologies Holding NV(Æ)	207,023	10,125	Edison International	22,508	1,800
Southwest Airlines Co.	180,729	9,734	Entergy Corp.	112,537	9,707
Stanley Black & Decker, Inc.	135,548	21,897	Exelon Corp.	35,929	1,445
TopBuild Corp. (Æ)	3,805	251	FirstEnergy Corp.	727	24
TransDigm Group, Inc.	28,092	7,796	NextEra Energy, Inc.	52,989	8,217
Union Pacific Corp.	57,199	6,623	NiSource, Inc.	38,538	1,016
United Continental Holdings, Inc. (Æ)	23,732	1,388	PG&E Corp.	44,362	2,563
United Technologies Corp.	80,577	9,650	PPL Corp.	24,300	913
Waste Management, Inc.	4,229	347	Sempra Energy	14,900	1,751
		275,624	Southern Co. (The)	36,978	1,930
			T-Mobile US, Inc. (Æ)	28,544	1,706
Technology - 16.9%			Verizon Communications, Inc.	303,105	14,509
Adobe Systems, Inc. (Æ)	118,355	20,731

See accompanying notes which are an integral part of the financial statements.

Tax-Managed U.S. Large Cap Fund 279

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2017

	Amounts in thousands (except share amounts)
		Principal	Fair
		Amount ($) or	Value
		Shares	$
	Xcel Energy, Inc.	55,137	2,730
			73,782
	Total Common Stocks
	(cost $1,410,313)		2,171,203

	Short-Term Investments - 9.5%
	U. S. Cash Management Fund(@)	222,684,249(8)	222,707
	United States Treasury Bills
	0.973% due 12/07/17 (~)(§)	1,500	1,499
	1.091% due 01/18/18 (~)(§)	1,600	1,596
	1.136% due 02/15/18 (~)(§)	3,000	2,990
	Total Short-Term Investments
	(cost $228,796)		228,792

	Total Investments 100.0%
	(identified cost $1,639,109)		2,399,995

	Other Assets and Liabilities, Net
-	(0.0%)		(10)
	Net Assets - 100.0%		2,399,985

See accompanying notes which are an integral part of the financial statements.

280 Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts
Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
			Number of	Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures			1,352	USD	173,915	12/17	5,884
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							5,884

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$286,726	$—	$—		$—	$286,726	11.9
Consumer Staples	127,044	—	—		—	127,044	5.3
Energy	143,234	—	—		—	143,234	6.0
Financial Services	537,962	—	—		—	537,962	22.4
Health Care	251,379	—	—		—	251,379	10.5
Materials and Processing	68,610	—	—		—	68,610	2.9
Producer Durables	275,624	—	—		—	275,624	11.5
Technology	406,842	—	—		—	406,842	16.9
Utilities	73,782	—	—		—	73,782	3.1
Short-Term Investments	—	6,085	—		222,707	228,792	9.5
Total Investments	2,171,203	6,085	—		222,707	2,399,995	100.0
Other Assets and Liabilities, Net							(—)*
							100.0
Other Financial Instruments
Assets
Futures Contracts	5,884	—	—		—	5,884	0.2

Total Other Financial Instruments**	$5,884	$—	$—		$—	$5,884

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Tax-Managed U.S. Large Cap Fund 281

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$5,884

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$13,673

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$7,988

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

282 Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Tax-Managed U.S. Large Cap Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$297	$—	$297
Total Financial and Derivative Assets		297	—	297
Financial and Derivative Assets not subject to a netting agreement		(297)	—	(297)
Total Financial and Derivative Assets subject to a netting agreement		$—	$—	$—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Tax-Managed U.S. Large Cap Fund 283

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$1,639,109
Investments, at fair value(>)	2,399,995
Cash (restricted)(a)	1,400
Receivables:
Dividends and interest	1,574
Dividends from affiliated funds	206
Investments sold	16,358
Fund shares sold	5,630
Variation margin on futures contracts	297
Total assets	2,425,460

Liabilities
Payables:
Due to broker (b)	600
Investments purchased	21,068
Fund shares redeemed	1,767
Accrued fees to affiliates	1,912
Other accrued expenses	128
Total liabilities	25,475

Net Assets	$2,399,985

See accompanying notes which are an integral part of the financial statements.

284 Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$15,546
Accumulated net realized gain (loss)	(2,887)
Unrealized appreciation (depreciation) on:
Investments	760,890
Investments in affiliated funds	(4)
Futures contracts	5,884
Shares of beneficial interest	606
Additional paid-in capital	1,619,950
Net Assets	$2,399,985

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$39.23
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$41.62
Class A — Net assets	$38,658,636
Class A — Shares outstanding ($. 01 par value)	985,428
Net asset value per share: Class C(#)	$37.16
Class C — Net assets	$30,528,609
Class C — Shares outstanding ($. 01 par value)	821,596
Net asset value per share: Class E(#)	$39.43
Class E — Net assets	$2,673,482
Class E — Shares outstanding ($. 01 par value)	67,809
Net asset value per share: Class M(#)	$39.70
Class M — Net assets	$89,387,238
Class M — Shares outstanding ($. 01 par value)	2,251,558
Net asset value per share: Class S(#)	$39.67
Class S — Net assets	$2,238,736,846
Class S — Shares outstanding ($. 01 par value)	56,430,122
Amounts in thousands
(>) Investments in affiliates, U. S. Cash Management Fund	$222,707

(a) Cash Collateral for Futures	$1,400
(b) Due to Broker for Futures	$600
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Tax-Managed U.S. Large Cap Fund 285

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$38,606
Dividends from affiliated funds	1,265
Interest	38
Total investment income	39,909

Expenses
Advisory fees	14,415
Administrative fees	1,009
Custodian fees	152
Distribution fees - Class A	87
Distribution fees - Class C	218
Transfer agent fees - Class A	70
Transfer agent fees - Class C	58
Transfer agent fees - Class E	29
Transfer agent fees - Class M	27
Transfer agent fees - Class S	4,002
Professional fees	101
Registration fees	144
Shareholder servicing fees - Class C	72
Shareholder servicing fees - Class E	37
Trustees’ fees	69
Printing fees	85
Miscellaneous	45
Expenses before reductions	20,620
Expense reductions	(13)
Net expenses	20,607
Net investment income (loss)	19,302

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	13,967
Investments in affiliated funds	11
Futures contracts	13,673
Net realized gain (loss)	27,651
Net change in unrealized appreciation (depreciation) on:
Investments	373,506
Investments in affiliated funds	(23)
Futures contracts	7,988
Net change in unrealized appreciation (depreciation)	381,471
Net realized and unrealized gain (loss)	409,122
Net Increase (Decrease) in Net Assets from Operations	$428,424

See accompanying notes which are an integral part of the financial statements.

286 Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,302	$15,700
Net realized gain (loss)	27,651	(14,711)
Net change in unrealized appreciation (depreciation)	381,471	41,883
Net increase (decrease) in net assets from operations	428,424	42,872

Distributions
From net investment income
Class A	(199)	(167)
Class E	(359)	(273)
Class S	(15,504)	(11,481)
Net decrease in net assets from distributions	(16,062)	(11,921)

Share Transactions*
Net increase (decrease) in net assets from share transactions	151,166	216,010
Total Net Increase (Decrease) in Net Assets	563,528	246,961

Net Assets
Beginning of period	1,836,457	1,589,496
End of period	$2,399,985	$1,836,457
Undistributed (overdistributed) net investment income included in net assets	$15,546	$12,346

See accompanying notes which are an integral part of the financial statements.

Tax-Managed U.S. Large Cap Fund 287

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Tax-Managed U.S. Large Cap Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from shares sold	199	$7,162	368	$11,470
Proceeds from reinvestment of distributions	6	195	5	166
Payments for shares redeemed	(154)	(5,573)	(207)	(6,360)
Net increase (decrease)	51	1,784	166	5,276
Class C
Proceeds from shares sold	146	4,945	232	6,883
Payments for shares redeemed	(201)	(6,831)	(178)	(5,289)
Net increase (decrease)	(55)	(1,886)	54	1,594
Class E
Proceeds from shares sold	64	2,172	264	8,336
Proceeds from reinvestment of distributions	11	359	9	271
Payments for shares redeemed	(1,715)	(59,018)	(245)	(7,705)
Net increase (decrease)	(1,640)	(56,487)	28	902
Class M(1)
Proceeds from shares sold	2,309	88,158	—	—
Payments for shares redeemed	(57)	(2,233)	—	—
Net increase (decrease)	2,252	85,925	—	—
Class S
Proceeds from shares sold	18,252	661,347	17,304	545,046
Proceeds from reinvestment of distributions	444	15,277	362	11,200
Payments for shares redeemed	(15,245)	(554,794)	(11,033)	(348,008)
Net increase (decrease)	3,451	121,830	6,633	208,238
Total increase (decrease)	4,059	$151,166	6,881	$216,010

(1) For the period March 17, 2017 (commencement of operations) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

288 Tax-Managed U.S. Large Cap Fund

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Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	32.20	. 25	6.99	7.24	(. 21)	—
October 31, 2016	31.76	. 22	. 40	. 62	(. 18)	—
October 31, 2015	31.83	. 16	1.31	1.47	(. 14)	(1.40)
October 31, 2014	27.84	. 13	3.90	4.03	(. 04)	—
October 31, 2013	22.11	. 06	5.79	5.85	(. 12)	—

Class C
October 31, 2017	30.54	(. 02)	6.64	6.62	—	—
October 31, 2016	30.17	(. 02)	. 39	. 37	—	—
October 31, 2015	30.40	(. 07)	1.24	1.17	—	(1.40)
October 31, 2014	26.76	(. 09)	3.73	3.64	—	—
October 31, 2013	21.29	(. 11)	5.58	5.47	—	—

Class E
October 31, 2017	32.35	. 26	7.03	7.29	(. 21)	—
October 31, 2016	31.89	. 22	. 40	. 62	(. 16)	—
October 31, 2015	31.95	. 16	1.31	1.47	(. 13)	(1.40)
October 31, 2014	27.95	. 14	3.90	4.04	(. 04)	—
October 31, 2013	22.17	. 07	5.81	5.88	(. 10)	—

Class M
October 31, 2017(9)	36.49	. 17	3.04	3.21	—	—

Class S
October 31, 2017	32.55	. 34	7.07	7.41	(. 29)	—
October 31, 2016	32.08	. 30	. 41	. 71	(. 24)	—
October 31, 2015	32.13	. 24	1.32	1.56	(. 21)	(1.40)
October 31, 2014	28.10	. 21	3.92	4.13	(. 10)	—
October 31, 2013	22.28	. 13	5.84	5.97	(. 15)	—

See accompanying notes which are an integral part of the financial statements.

290 Tax-Managed U.S. Large Cap Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)(k)
(. 21)	39.23	22.58	38,659	1.22	1.22	. 69	35
(. 18)	32.20	2.00	30,087	1.23	1.23	. 70	23
(1.54)	31.76	4.68	24,396	1.24	1.24	. 52	44
(. 04)	31.83	14.48	18,676	1.24	1.24	. 45	63
(. 12)	27.84	26.60	11,631	1.24	1.24	. 25	35

—	37.16	21.68	30,529	1.97	1.97	(. 06)	35
—	30.54	1.23	26,758	1.98	1.98	(. 05)	23
(1.40)	30.17	3.88	24,808	1.99	1.99	(. 23)	44
—	30.40	13.60	19,360	1.99	1.99	(. 30)	63
—	26.76	25.69	14,927	1.99	1.98	(. 46)	35

(. 21)	39.43	22.62	2,673	1.21	1.21	. 75	35
(. 16)	32.35	1.98	55,245	1.23	1.23	. 70	23
(1.53)	31.89	4.65	53,565	1.24	1.24	. 52	44
(. 04)	31.95	14.48	45,651	1.24	1.24	. 45	63
(. 10)	27.95	26.61	36,395	1.24	1.23	. 29	35

—	39.70	8.80	89,387	. 97	. 87	. 71	35

(. 29)	39.67	22.89	2,238,737	. 97	. 97	. 94	35
(. 24)	32.55	2.25	1,724,367	. 98	. 98	. 95	23
(1.61)	32.08	4.92	1,486,727	. 99	. 99	. 77	44
(. 10)	32.13	14.75	1,181,891	. 99	. 99	. 70	63
(. 15)	28.10	26.94	758,556	. 99	. 98	. 53	35

See accompanying notes which are an integral part of the financial statements.

Tax-Managed U.S. Large Cap Fund 291

Russell Investment Company
Tax-Managed U.S. Large Cap Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$1,375,974
Administration fees	96,546
Distribution fees	27,492
Shareholder servicing fees	7,022
Transfer agent fees	394,166
Trustee fees	10,491
$1,911,691

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$110,226	$612,089	$499,596	$11	$(23)	$222,707	$1,265	$—
	$110,226	$612,089	$499,596	$11	$(23)	$222,707	$1,265	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$1,641,468,386
Unrealized Appreciation	$760,634,475
Unrealized Depreciation	(2,107,759)
Net Unrealized Appreciation (Depreciation)	$758,526,716
Undistributed Ordinary Income	$14,764,701
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$6,137,637
Tax Composition of Distributions
Ordinary Income	$16,061,980

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(40)
Accumulated net realized gain (loss)	(3,468)
Additional paid-in capital	3,508

See accompanying notes which are an integral part of the financial statements.

292 Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Tax-Managed U. S. Mid & Small Cap Fund - Class A‡			Russell 2500TM Index**
	Total			Total
	Return			Return
1 Year	16.74%		1 Year	24.68%
5 Years	11.20	%§	5 Years	14.45	%§
10 Years	6.41	%§	10 Years	8.08	%§

Tax-Managed U. S. Mid & Small Cap Fund - Class C
	Total
	Return
1 Year	22.99%
5 Years	11.73	%§
10 Years	6.28	%§

Tax-Managed U. S. Mid & Small Cap Fund - Class E
	Total
	Return
1 Year	23.87%
5 Years	12.55	%§
10 Years	7.06	%§

Tax-Managed U. S. Mid & Small Cap Fund - Class M‡‡
	Total
	Return
1 Year	24.31%
5 Years	12.86	%§
10 Years	7.34	%§

Tax-Managed U. S. Mid & Small Cap Fund - Class S
	Total
	Return
1 Year	24.21%
5 Years	12.84	%§
10 Years	7.33	%§

Tax-Managed U.S. Mid & Small Cap Fund 293

Russell Investment Company
Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Tax-Managed U. S. Mid & Small Cap Fund (the “Fund”)	How did the market conditions described in the Market
employs a multi-manager approach whereby Russell Investment	Summary report affect the Fund’s performance?
Management, LLC (“RIM”) manages a portion of the Fund’s	The fiscal year ended October 31, 2017 saw the Fund underperform
assets based upon model portfolios provided by multiple non-	the Russell 2500™ Index. During the last two months of 2016,
discretionary money managers. The Fund’s money managers	which coincided with the U. S. presidential election results, the
have non-discretionary assignments pursuant to which they	U. S. equity market rallied strongly and was led by cyclical small
provide a model portfolio to RIM representing their investment	cap value stocks expected to benefit from fiscal stimulus and
recommendations, based upon which RIM purchases and sells	increasing interest rates. During this period, stocks with high
securities for the Fund. RIM also manages the portion of the	price momentum underperformed as investors rotated out of
Fund's assets that RIM determines not to manage based upon	high yielding defensive stocks that had been in favor for much
model portfolios provided by the Fund's money managers. RIM	of the prior two years. After the fourth quarter of 2016 closed
may change the allocation of the Fund’s assets at any time. An	out a strong year for small cap value stocks, investor sentiment
exemptive order from the Securities and Exchange Commission	rotated strongly in early 2017 toward high growth and larger cap
(“SEC”) permits RIM to engage or terminate a money manager	companies. The leadership of less profitable growth companies
at any time, subject to approval by the Fund’s Board, without a	concentrated in the technology and health care sectors continued
shareholder vote. Pursuant to the terms of the exemptive order,	for the majority of 2017 as earnings growth of these companies
the Fund is required to notify its shareholders within 90 days of	was boosted by exposure to international markets and a weaker
when a money manager begins providing services. As of October	U. S. dollar.
31, 2017, the Fund had five money managers.
How did the investment strategies and techniques employed
What is the Fund’s investment objective?	by the Fund and its money managers affect its benchmark-
The Fund seeks to provide long term capital growth on an after-	relative performance?
tax basis.	Over the period, the Fund maintained exposure to securities
How did the Fund perform relative to its benchmark for the	towards the bottom end of the capitalization opportunity set that
fiscal year ended October 31, 2017?	were trading at discounted valuations, as well as companies with
For the fiscal year ended October 31, 2017, the Fund’s Class A,	higher quality characteristics such as lower financial leverage and
Class C, Class E, Class M and Class S Shares gained 23.87%,	higher returns-on-equity. A preference for value stocks detracted
22.99%, 23.87%, 24.31%, and 24.21%, respectively. This is	from performance, given rotation away from this factor in early
compared to the Fund’s benchmark, the Russell 2500™ Index,	2017. The Fund’s quality positioning was a positive contributor
which gained 24.68% during the same period. The Fund’s	as companies with low financial leverage outperformed in the
performance includes operating expenses, whereas index returns	Russell 2500™ Index. The capitalization tilt also added value
are unmanaged and do not include expenses of any kind. For	due to the factor outperforming in late 2016.
Share Classes with inception dates after November 1, 2016,	From a sector standpoint, the expectation for a slow growth U. S.
annual returns reflect the returns of other Share Classes of the	economic environment led to the Fund’s overweight in sectors such
Fund for the period prior to inception. Please refer to the footnotes	as technology and financials. The Fund remained underweight the
at the end of the Portfolio Management Discussion and Analysis,	highly volatile biotechnology industry as well as sectors that are
as applicable.	traditionally considered to be interest rate sensitive such as real
For the fiscal year ended October 31, 2017, the Morningstar®	estate and utilities. The Fund’s interest rate sensitive positioning
Small Growth Category, a group of funds that Morningstar	positively impacted Fund performance, while the underweight to
considers to have investment strategies similar to those of the	biotechnology detracted. Underperforming holdings within the
Fund, gained 28.92%. This result serves as a peer comparison	industrials and technology sectors were the primary detractor to
and is expressed net of operating expenses.	the Fund’s benchmark relative performance over the period.
RIM may assign a money manager a specific style or	The Fund’s money managers have non-discretionary assignments
capitalization benchmark other than the Fund’s index. However,	pursuant to which they provide a model portfolio to RIM
the Fund’s primary index remains the benchmark for the Fund	representing their investment recommendations, based upon
and is representative of the aggregate of each money manager’s	which RIM purchases and sells securities for the Fund. With
benchmark index.	respect to this portion of the Fund, RIM manages the Fund’s
assets based upon the model portfolios provided by the Fund’s money managers. RIM also manages the portion of the Fund's

294 Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

assets that RIM determines not to manage based upon model	stocks with lower debt and higher profitability) stocks. From a
portfolios provided by the Fund's money managers. This includes	sector perspective, the positioning strategy was underweight
assets managed directly by RIM to effect the Fund's investment	the technology and health care sectors. During the fiscal year,
strategies and/or to actively manage the Fund's overall exposures	the quality and capitalization positioning was a tailwind to
to seek to achieve the desired risk/return profile for the Fund.	performance and led the strategy to outperform, while the value
RIM also manages the Fund’s cash balances.	and sector exposures detracted.
With respect to certain of the Fund’s money managers, Chartwell	During the period, RIM partially equitized the Fund’s cash using
Investment Partners, LLC was the strongest performing money	index futures contracts to provide the Fund with greater market
manager for the fiscal year and outperformed the Russell 2500™	exposure. This had a positive impact on the Fund’s absolute
Value Index. Outperforming holdings within the health care and	performance.
consumer staples sectors were a tailwind over the period. Within
the Russell 2500™ Value Index, a tilt towards stocks exhibiting	Describe any changes to the Fund’s structure or the money
low financial leverage (debt) and high profitability (return-on-	manager line-up.
equity) was also beneficial to returns.	Following the retirement of Jeff Netols of Netols Asset Management in June 2017, RIM hired Ancora Advisors, LLC in September
Luther King Capital Management Corporation faced the strongest	2017 to provide the Fund a stock selection driven strategy focused
headwinds over the fiscal year and underperformed the Russell	on market inefficiencies stemming from spin offs, underfollowed
2500™ Growth Index. An overweight to the energy sector was	companies, and franchise opportunities.
the primary detractor over the period. Poor stock selection within
the industrials and real estate sectors also negatively impacted	Money Managers as of October 31, 2017	Styles
performance.	Ancora Advisors, LLC	Small/Mid Cap Core
	Chartwell Investment Partners, LLC	Small/Mid Cap Value
RIM manages a positioning strategy within the Fund, which is	Luther King Capital Management
designed with the dual mandate of improving the Fund’s after-tax	Corporation	Small/Mid Cap Growth
returns as well as controlling Fund-level exposures and/or risks.	Snow Capital Management, L. P.	Small/Mid Cap Value
	Summit Creek Advisors LLC	Small/Mid Cap Growth
The active tax management aspect of the strategy is focused on	The views expressed in this report reflect those of the
improving the after-tax returns of the Fund. Because RIM controls	portfolio managers only through the end of the period
all trading for the Fund, RIM managed the tax lots of the Fund	covered by the report. These views do not necessarily
and harvested losses and deferred capital gains with respect to	represent the views of RIM or any other person in RIM or
certain securities during the fiscal year.	any other affiliated organization. These views are subject to
In addition, using the output from a quantitative model to guide	change at any time based upon market conditions or other
the purchase of a stock portfolio, RIM seeks to position the	events, and RIM disclaims any responsibility to update the
Fund to meet RIM’s overall preferred positioning with respect to	views contained herein. These views should not be relied on
Fund exposures alongside factor and industry dimensions. Over	as investment advice and, because investment decisions for
the period, the Fund’s positioning strategy provided the desired	a Russell Investment Company (“RIC”) Fund are based on
exposure to lower capitalization (overweight smaller stocks	numerous factors, should not be relied on as an indication
in the benchmark), higher value (overweight stocks with lower	of investment decisions of any RIC Fund.
valuations than the benchmark) and higher quality (overweight

Tax-Managed U.S. Mid & Small Cap Fund 295

Russell Investment Company
Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** Russell 2500TM Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500TM Index return reflect adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class A Shares on June 1, 2010.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

296 Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Tax-Managed U.S. Mid & Small Cap Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fess; distribution (12b-1)			Performance (5%
and/or service fees and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,074.90	$1,017.49
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$8.00	$7.78

Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.53%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,070.90	$1,013.86
	Expenses Paid During Period*	$11.74	$11.42
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.25%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,074.80	$1,017.44
of other funds.	Expenses Paid During Period*	$8.05	$7.83

* Expenses are equal to the Fund's annualized expense ratio of 1.54%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Tax-Managed U.S. Mid & Small Cap Fund 297

Russell Investment Company
Tax-Managed U.S. Mid & Small Cap Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,076.40	$1,019.41
Expenses Paid During Period*	$6.02	$5.85

* Expenses are equal to the Fund's annualized expense ratio of 1.15%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,076.00	$1,018.90
Expenses Paid During Period*	$6.54	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

298 Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 93.6%			Liberty SiriusXM Group Class C(Æ)	72,758	3,030
Consumer Discretionary - 12.8%			LKQ Corp. (Æ)	63,022	2,375
1-800-Flowers. com, Inc. Class A(Æ)	14,360	135	Lumber Liquidators Holdings, Inc. (Æ)(Ñ)	80,576	2,480
Aaron's, Inc. Class A	5,967	220	Matthews International Corp. Class A	11,725	737
Amerco, Inc.	3,091	1,214	Michael Kors Holdings, Ltd. (Æ)	10,939	534
American Axle & Manufacturing Holdings,			Monro Muffler Brake, Inc. (Ñ)	28,154	1,389
Inc. (Æ)	8,987	160	Murphy USA, Inc. (Æ)	1,877	140
Aramark	23,252	1,016	National Presto Industries, Inc. (Ñ)	425	50
Barnes & Noble Education, Inc. (Æ)	1	—	Nutrisystem, Inc. (Ñ)	15,102	754
Beazer Homes USA, Inc. (Æ)	83,830	1,759	NVR, Inc. (Æ)	62	203
Big Lots, Inc. (Ñ)	13,407	688	Ollie's Bargain Outlet Holdings, Inc. (Æ)	56,835	2,538
Bloomin' Brands, Inc.	15,792	281	Outfront Media, Inc. (ö)	19,147	449
Bob Evans Farms, Inc.	22,569	1,742	Oxford Industries, Inc.	8,339	539
Brinker International, Inc. (Ñ)	5,264	162	Polaris Industries, Inc. (Ñ)	7,336	869
Buffalo Wild Wings, Inc. (Æ)	5,130	606	Pool Corp.	18,158	2,193
Burlington Stores, Inc. (Æ)	14,503	1,362	PulteGroup, Inc.	19,780	598
Cable One, Inc.	513	364	Red Robin Gourmet Burgers, Inc. (Æ)	2,684	184
Caesars Entertainment Corp. (Æ)	241,025	3,121	Sally Beauty Holdings, Inc. (Æ)	69,965	1,211
Callaway Golf Co.	14,281	206	Scholastic Corp.	35,112	1,297
Capella Education Co.	9,579	780	Scripps Networks Interactive, Inc. Class A	9,392	782
Carter's, Inc.	8,753	847	Service Corp. International	12,050	427
Cheesecake Factory, Inc. (The)(Ñ)	14,004	627	ServiceMaster Global Holdings, Inc. (Æ)	15,351	723
Chico's FAS, Inc.	10,882	87	Shoe Carnival, Inc.	6,564	123
Cimpress NV(Æ)(Ñ)	544	59	Shutterfly, Inc. (Æ)	17,230	736
Columbia Sportswear Co.	7,775	485	Signet Jewelers, Ltd. (Ñ)	5,201	341
Cooper Tire & Rubber Co.	4,271	140	Skechers U. S. A. , Inc. Class A(Æ)	39,340	1,256
Dana Holding Corp.	9,122	278	SodaStream International, Ltd. (Æ)	11,459	730
DineEquity, Inc.	11,165	532	Sturm Ruger & Co. , Inc. (Ñ)	394	19
Domino's Pizza, Inc.	7,308	1,337	TEGNA, Inc.	6,655	81
Dorman Products, Inc. (Æ)	16,238	1,122	Tenneco, Inc.	17,840	1,037
Duluth Holdings, Inc. Class B(Æ)(Ñ)	68,832	1,422	Tiffany & Co.	7,631	714
Eldorado Resorts, Inc. (Æ)(Ñ)	79,622	2,046	Time, Inc.	17,238	200
Ethan Allen Interiors, Inc.	41,074	1,222	Toll Brothers, Inc.	41,910	1,930
First Cash Financial Services, Inc.	25,283	1,614	Townsquare Media, Inc. Class A(Æ)	57,665	602
Five Below, Inc. (Æ)	38,232	2,112	Tupperware Brands Corp.	2,897	170
Fortune Brands Home & Security, Inc.	11,380	752	Urban Outfitters, Inc. (Æ)(Ñ)	23,046	565
Gannett Co. , Inc.	3,383	29	Vail Resorts, Inc.	589	135
Gentex Corp.	12,980	252	WABCO Holdings, Inc. (Æ)	700	103
Gentherm, Inc. (Æ)	50,294	1,685	Wyndham Worldwide Corp.	5,035	538
Goodyear Tire & Rubber Co. (The)	9,881	302
Grand Canyon Education, Inc. (Æ)	17,658	1,581			70,084
Guess?, Inc.	12,313	200
Hanesbrands, Inc.	10,236	230	Consumer Staples - 3.2%
Hemisphere Media Group, Inc. Class A(Æ)			Andersons, Inc. (The)	3,279	123
(Ñ)	37,929	463	Casey's General Stores, Inc. (Ñ)	17,162	1,966
ILG, Inc. (Æ)	8,884	264	Energizer Holdings, Inc. (Æ)	72,841	3,622
Interpublic Group of Cos. , Inc. (The)	14,186	273	Hain Celestial Group, Inc. (The)(Æ)	5,750	207
John Wiley & Sons, Inc. Class A	3,050	167	Herbalife, Ltd. (Æ)	1,246	90
KAR Auction Services, Inc.	23,734	1,123	Ingredion, Inc.	1,945	244
Liberty Braves Group Class C(Æ)	39,029	921	Lancaster Colony Corp.	12,788	1,601
Liberty Broadband Corp. Class A(Æ)	262	23	Medifast, Inc.	7,437	464
Liberty Broadband Corp. Class C(Æ)	633	55	MGP Ingredients, Inc. (Ñ)	5,280	359
Liberty Global PLC LiLAC Class A(Æ)	9,865	214	National Beverage Corp.	4,000	392
Liberty Interactive Corp. Class A(Æ)	43,796	995	Nomad Foods, Ltd. (Æ)	144,036	2,175
Liberty Media Corp. -Liberty Formula One			Nu Skin Enterprises, Inc. Class A	2,533	161
Class C(Æ)	524	20	PetMed Express, Inc.	17,579	622
Liberty Media Corp. -Liberty SiriusXM Class			Pinnacle Foods, Inc.	285	15
A(Æ)	166	7	Post Holdings, Inc. (Æ)	5,407	448
			Safeway, Inc. (Æ)(Š)(Å)	9,450	5

See accompanying notes which are an integral part of the financial statements.

Tax-Managed U.S. Mid & Small Cap Fund 299

Russell Investment Company
Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Sanderson Farms, Inc.	19,716	2,949	Banco Latinoamericano de Comercio Exterior
Snyders-Lance, Inc.	11,976	451	SA Class E	6,718	188
TreeHouse Foods, Inc. (Æ)	12,630	838	Bancorp, Inc. (The)(Æ)	39,748	334
Vector Group, Ltd.	32,384	673	BancorpSouth, Inc.	55,588	1,757
		17,405	BankUnited, Inc.	6,889	240
			Blackhawk Network Holdings, Inc. Class
Energy - 3.0%			A(Æ)	13,302	452
Andeavor(Æ)	3,098	329	BofI Holding, Inc. (Æ)(Ñ)	34,223	921
Arch Coal, Inc. (Æ)	10,222	781	Broadridge Financial Solutions, Inc.	5,818	500
CONSOL Energy, Inc.	5,245	85	Camden Property Trust(ö)	3,242	296
Diamondback Energy, Inc. (Æ)	6,899	739	Cboe Global Markets, Inc.	3,885	439
Energen Corp. (Æ)	5,905	305	Cedar Realty Trust, Inc. (ö)	20,389	111
Exterran Corp. (Æ)	3,009	97	CenterState Bank Corp.	62,231	1,658
First Solar, Inc. (Æ)	4,127	226	Central Pacific Financial Corp.	8,782	273
Green Plains, Inc.	14,705	271	CNO Financial Group, Inc.	20,964	503
Gulfport Energy Corp. (Æ)	78,079	1,070	Columbia Banking System, Inc.	34,327	1,494
Helix Energy Solutions Group, Inc. (Æ)	67,777	462	Columbia Property Trust, Inc. (ö)	12,722	281
Helmerich & Payne, Inc. (Ñ)	20,137	1,094	Community Bank System, Inc. (Ñ)	28,319	1,566
Matador Resources Co. (Æ)	18,877	501	CoreCivic, Inc. (Æ)	5,353	132
Matrix Service Co. (Æ)	217	3	CVB Financial Corp.	10,947	261
McDermott International, Inc. (Æ)	264,160	1,749	CyrusOne, Inc. (ö)	28,788	1,767
Oil States International, Inc. (Æ)	2,537	59	DCT Industrial Trust, Inc. (ö)	64,325	3,732
Par Pacific Holdings, Inc. (Æ)	55,619	1,168	Diamond Hill Investment Group, Inc.	1,218	258
PBF Energy, Inc. Class A	36,045	1,044	Duke Realty Corp. (ö)	9,864	281
REX American Resources Corp. (Æ)	11,703	1,032	Dun & Bradstreet Corp. (The)	28,548	3,335
Rice Energy, Inc. (Æ)	11,011	312	E*Trade Financial Corp. (Æ)	12,782	557
RPC, Inc. (Ñ)	15,704	382	East West Bancorp, Inc.	9,666	578
RSP Permian, Inc. (Æ)	47,420	1,632	Eaton Vance Corp.	4,476	226
Southwestern Energy Co. (Æ)	144,903	804	Education Realty Trust, Inc. (ö)	60,700	2,118
SRC Energy, Inc. (Æ)	37,123	354	Enova International, Inc. (Æ)	30,176	448
SunCoke Energy, Inc. (Æ)	24,519	272	EPR Properties(ö)	588	41
Whiting Petroleum Corp. (Æ)	76,847	462	Equity Commonwealth(Æ)(ö)	21,290	640
Willbros Group, Inc. (Æ)	83,011	254	Equity LifeStyle Properties, Inc. Class A(ö)	7,034	622
World Fuel Services Corp.	3,360	93	Erie Indemnity Co. Class A	7,202	870
WPX Energy, Inc. (Æ)	62,169	701	Euronet Worldwide, Inc. (Æ)	11,467	1,108
			Everest Re Group, Ltd.	1,701	404
		16,281	Extra Space Storage, Inc. (ö)	3,027	247
			FactSet Research Systems, Inc.	1,721	327
Financial Services - 24.5%			Fair Isaac Corp.	18,693	2,713
Alexandria Real Estate Equities, Inc. (ö)	2,082	258	FCB Financial Holdings, Inc. Class A(Æ)	894	42
Ally Financial, Inc.	46,007	1,202	Federal Agricultural Mortgage Corp. Class C	8,229	611
Altisource Residential Corp. (ö)	4,184	45	Federal Realty Investment Trust(ö)	739	89
Ambac Financial Group, Inc. (Æ)	11,269	183	First Commonwealth Financial Corp.	27,032	394
American Equity Investment Life Holding			First Financial Bancorp	19,077	521
Co.	85,646	2,527	First Industrial Realty Trust, Inc. (ö)	107,283	3,313
American Financial Group, Inc.	4,297	453	First Midwest Bancorp, Inc.	7,424	171
American Homes 4 Rent Class A(ö)	6,889	147	First Republic Bank	47,190	4,596
American National Insurance Co.	1,564	190	FNB Corp.	70,461	951
Anworth Mortgage Asset Corp. (ö)	24,430	137	FNF Group	3,491	131
Arch Capital Group, Ltd. (Æ)	2,102	209	FNFV Group(Æ)	56,187	969
Ares Capital Corp.	2,664	43	Four Corners Property Trust, Inc. (ö)	7,233	179
Argo Group International Holdings, Ltd.	29,156	1,835	Gaming and Leisure Properties, Inc. (ö)	10,931	399
Armada Hoffler Properties, Inc. (ö)	17,904	256	Genworth Financial, Inc. Class A(Æ)	108,399	359
Ashford Hospitality Trust, Inc. (ö)	46,366	326	Glacier Bancorp, Inc.	37,575	1,426
Assurant, Inc.	5,539	558	Great Western Bancorp, Inc.	18,849	765
Assured Guaranty, Ltd.	12,463	462	Green Dot Corp. Class A(Æ)	20,190	1,143
Athene Holding, Ltd. Class A(Æ)	8,505	443	Greenhill & Co. , Inc.	24,642	451
Axis Capital Holdings, Ltd.	5,244	285	Hanover Insurance Group, Inc. (The)	41,111	4,045
Baldwin & Lyons, Inc. Class B	25,300	581

See accompanying notes which are an integral part of the financial statements.

300 Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Hartford Financial Services Group, Inc.	3,302	182	SI Financial Group, Inc. (Å)	8,077	121
Healthcare Realty Trust, Inc. (ö)	63,658	2,052	Signature Bank(Æ)	9,414	1,224
Highwoods Properties, Inc. (ö)	5,700	291	SLM Corp. (Æ)	75,562	800
Home BancShares, Inc.	28,236	635	South State Corp.	15,125	1,362
Houlihan Lokey, Inc. Class A	15,496	645	State Bank Financial Corp.	46,894	1,356
Huntington Bancshares, Inc.	23,662	327	Sterling Bancorp	92,966	2,329
Independence Realty Trust, Inc. (ö)	74,397	755	Summit Hotel Properties, Inc. (ö)	21,662	342
Independent Bank Group, Inc.	26,642	1,676	Sun Communities, Inc. (ö)	27,433	2,476
iStar, Inc. (Æ)(ö)	16,287	191	SVB Financial Group(Æ)	22,112	4,849
Jack Henry & Associates, Inc.	1,611	177	Tanger Factory Outlet Centers, Inc. (Ñ)(ö)	20,375	464
JBG Smith Properties(ö)	13,788	430	TFS Financial Corp.	23,934	369
KeyCorp	29,368	536	Towne Bank	16,686	559
Kilroy Realty Corp. (ö)	3,359	239	TriState Capital Holdings, Inc. (Æ)	3,143	71
Lamar Advertising Co. Class A(ö)	14,433	1,017	UMB Financial Corp.	19,681	1,447
LaSalle Hotel Properties(ö)	6,953	196	Umpqua Holdings Corp.	35,382	724
Lazard, Ltd. Class A	19,922	947	United Community Banks, Inc.	60,617	1,662
LegacyTexas Financial Group, Inc. (Æ)	21,571	860	Universal Insurance Holdings, Inc. (Ñ)	8,695	207
LendingTree, Inc. (Æ)(Ñ)	6,039	1,619	Urstadt Biddle Properties, Inc. Class A(ö)	5,742	125
Life Storage, Inc. (Æ)	8,672	701	Voya Financial, Inc.	75,748	3,042
MarketAxess Holdings, Inc.	1,468	255	Webster Financial Corp.	30,614	1,683
Medical Properties Trust, Inc. (ö)	24,356	322	World Acceptance Corp. (Æ)	5,306	464
MGIC Investment Corp. (Æ)	298,324	4,266	WR Berkley Corp.	3,831	263
Mid-America Apartment Communities, Inc.			WSFS Financial Corp. (Ñ)	8,031	399
(ö)	19,774	2,024	Zions Bancorporation	8,633	401
MSCI, Inc. Class A	9,584	1,125			133,814
National Health Investors, Inc. (ö)	11,955	911
Navigators Group, Inc. (The)	5,082	295	Health Care - 10.0%
Northwest Bancshares, Inc.	8,090	136	Acadia Healthcare Co. , Inc. (Æ)(Ñ)	12,649	397
OFG Bancorp(Ñ)	79,348	706	Akebia Therapeutics, Inc. (Æ)	28,505	517
Old National Bancorp	27,918	508	Akorn, Inc. (Æ)	55,304	1,801
OM Asset Management PLC	37,506	573	Align Technology, Inc. (Æ)	28,531	6,818
Oritani Financial Corp.	8,387	142	Allscripts Healthcare Solutions, Inc. (Æ)	56,078	756
PacWest Bancorp	26,097	1,261	Almost Family, Inc. (Æ)	9,727	430
Paramount Group, Inc. (ö)	22,331	356	Athenahealth, Inc. (Æ)(Ñ)	5,352	684
Park Hotels & Resorts, Inc. (ö)	74,186	2,136	Avexis, Inc. (Æ)	2,843	297
Pebblebrook Hotel Trust(Ñ)(ö)	26,523	946	Bio-Rad Laboratories, Inc. Class A(Æ)	3,956	870
People's Utah Bancorp	5,621	175	BioSpecifics Technologies Corp. (Æ)	3,273	150
Piedmont Office Realty Trust, Inc. Class A(ö)	10,158	196	Bio-Techne Corp. (Æ)	19,172	2,512
Pinnacle Financial Partners, Inc.	12,713	842	BioTelemetry, Inc. (Æ)	72,195	2,097
Popular, Inc.	31,311	1,148	Bioverativ, Inc. (Æ)	17,368	981
PRA Group, Inc. (Æ)	42,292	1,180	Cantel Medical Corp.	11,300	1,108
Preferred Apartment Communities, Inc. Class			Centene Corp. (Æ)	6,254	586
A(ö)	15,743	313	Charles River Laboratories International,
Primerica, Inc.	2,921	259	Inc. (Æ)	7,982	928
PS Business Parks, Inc. (ö)	3,323	440	Chemed Corp.	5,372	1,200
Radian Group, Inc.	48,956	1,026	CONMED Corp.	14,393	752
Raymond James Financial, Inc.	4,148	352	Cooper Cos. , Inc. (The)	3,694	888
Rayonier, Inc. (ö)	14,986	449	CorVel Corp. (Æ)	3,523	211
RE/MAX Holdings, Inc. Class A	6,188	412	Cotiviti Holdings, Inc. (Æ)	17,193	605
Reinsurance Group of America, Inc. Class A	2,529	378	DexCom, Inc. (Æ)	7,077	318
Retail Opportunity Investments Corp. (ö)	9,870	177	DYAX Corp. (Æ)(Š)(Å)	5,306	6
Retail Properties of America, Inc. Class A(ö)	118,578	1,449	Exact Sciences Corp. (Æ)	8,202	451
RLJ Lodging Trust(ö)	106	2	Haemonetics Corp. (Æ)	20,950	996
RMR Group, Inc. (The) Class A	7,070	371	HealthEquity, Inc. (Æ)	14,702	738
Ryman Hospitality Properties, Inc. (ö)	4,049	268	Henry Schein, Inc. (Æ)	3,502	275
SEI Investments Co.	12,878	831	Heska Corp. (Æ)	4,238	413
Selective Insurance Group, Inc.	83,304	4,965	Hologic, Inc. (Æ)	9,896	375
ServisFirst Bancshares, Inc.	764	31	Icon PLC(Æ)	19,805	2,354

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
ICU Medical, Inc. (Æ)	264	51	Lennox International, Inc.	3,222	616
Integra LifeSciences Holdings Corp. (Æ)	47,112	2,204	LSB Industries, Inc. (Æ)(Ñ)	131,671	994
Invacare Corp.	20,732	321	Martin Marietta Materials, Inc.	1,536	333
Ionis Pharmaceuticals, Inc. (Æ)	7,245	414	Masco Corp.	34,900	1,390
Lannett Co. , Inc. (Æ)(Ñ)	61,567	1,225	Minerals Technologies, Inc.	21,553	1,550
LifePoint Health, Inc. (Æ)	5,147	248	NewMarket Corp.	1,978	792
Ligand Pharmaceuticals, Inc. Class B(Æ)(Ñ)	9,648	1,402	Owens Corning	3,111	257
MEDNAX, Inc. (Æ)	4,820	211	Owens-Illinois, Inc. (Æ)	10,534	252
MiMedx Group, Inc. (Æ)(Ñ)	63,959	811	Packaging Corp. of America	4,726	549
Molina Healthcare, Inc. (Æ)(Ñ)	4,848	329	PGT Innovations, Inc. (Æ)	71,512	1,008
NeoGenomics, Inc. (Æ)(Ñ)	135,732	1,177	Platform Specialty Products Corp. (Æ)(Ñ)	98,381	1,053
Omnicell, Inc. (Æ)	30,944	1,541	PolyOne Corp.	6,686	308
Orthofix International NV(Æ)	4,798	258	RBC Bearings, Inc. (Æ)	1,937	240
Oxford Immunotec Global PLC(Æ)	10,701	142	Reliance Steel & Aluminum Co.	9,423	724
PRA Health Sciences, Inc. (Æ)	20,317	1,654	RPM International, Inc.	6,601	352
Premier, Inc. Class A(Æ)	33,387	1,091	Schweitzer-Mauduit International, Inc.	2,050	87
Prestige Brands Holdings, Inc. (Æ)	175	8	Sealed Air Corp.	631	28
PTC Therapeutics, Inc. (Æ)	9,522	179	Sensient Technologies Corp.	12,567	956
Quality Systems, Inc. (Æ)	2,976	42	Sonoco Products Co.	3,919	203
Retrophin, Inc. (Æ)	3,745	93	Steel Dynamics, Inc.	7,194	268
Sarepta Therapeutics, Inc. (Æ)	13,002	641	Trex Co. , Inc. (Æ)	925	101
Seattle Genetics, Inc. (Æ)(Ñ)	4,553	279	Trinseo SA	12,619	896
Triple-S Management Corp. Class B(Æ)	23,410	562	Tronox, Ltd. Class A	27,395	725
United Therapeutics Corp. (Æ)	139	17	Unifi, Inc. (Æ)	25,713	978
US Physical Therapy, Inc.	26,966	1,832	United States Steel Corp. (Ñ)	27,128	687
Varex Imaging Corp. (Æ)	46,901	1,612	Universal Forest Products, Inc.	2,625	296
Veeva Systems, Inc. Class A(Æ)	6,119	373	US Silica Holdings, Inc. (Ñ)	4,390	134
VWR Corp. (Æ)	20,847	690	Valvoline, Inc.	18,954	455
WellCare Health Plans, Inc. (Æ)	20,675	4,088	Versum Materials, Inc.	11,833	498
Zimmer Biomet Holdings, Inc.	3,762	458	Vulcan Materials Co.	18,463	2,248
		54,467	Watsco, Inc.	4,901	816
			WestRock Co.	9,631	591
Materials and Processing - 7.4%			WR Grace & Co.	2,986	228
A Schulman, Inc.	14,859	584			40,467
AAON, Inc.	11,226	393
Acuity Brands, Inc. (Ñ)	7,550	1,262	Producer Durables - 15.0%
Albemarle Corp.	2,994	422	ACCO Brands Corp. (Æ)	117,272	1,530
Armstrong Flooring, Inc. (Æ)	88,048	1,303	Advanced Energy Industries, Inc. (Æ)	14,137	1,198
Ashland Global Holdings, Inc.	2,458	167	Advisory Board Co. (The)(Æ)	17,311	933
Balchem Corp.	25,631	2,160	AGCO Corp.	664	46
Ball Corp. (Æ)	4,714	202	Air Transport Services Group, Inc. (Æ)	802	19
Belden, Inc.	3,675	294	Aircastle, Ltd.	8,190	191
Builders FirstSource, Inc. (Æ)	33,904	611	Alaska Air Group, Inc.	633	42
Carpenter Technology Corp.	18,601	926	Allegiant Travel Co. Class A	1,795	245
Century Aluminum Co. (Æ)	71,706	1,004	Allegion PLC	9,804	818
CF Industries Holdings, Inc.	32,093	1,219	Allison Transmission Holdings, Inc. Class A	31,969	1,358
Compass Minerals International, Inc. (Ñ)	5,721	375	Altra Industrial Motion Corp.	28,626	1,371
Crown Holdings, Inc. (Æ)	11,580	697	AO Smith Corp.	22,536	1,334
Eagle Materials, Inc.	11,008	1,162	Applied Industrial Technologies, Inc.	4,000	255
FMC Corp.	22,470	2,087	ArcBest Corp.	32,686	1,066
GCP Applied Technologies, Inc. (Æ)	39,690	1,161	Atlas Air Worldwide Holdings, Inc. (Æ)	13,888	852
Global Brass & Copper Holdings, Inc.	16,735	586	Avery Dennison Corp.	8,253	876
Hexcel Corp.	1,255	76	Babcock & Wilcox Co. (The) Class W(Æ)	49,838	2,986
Ingevity Corp. (Æ)	3,946	281	Barnes Group, Inc.	28,739	1,871
Innophos Holdings, Inc.	13,581	665	Booz Allen Hamilton Holding Corp. Class A	9,028	341
Innospec, Inc.	4,161	257	Brady Corp. Class A	48,416	1,842
ITT, Inc.	39,309	1,833	Briggs & Stratton Corp.	7,745	195
LB Foster Co. Class A(Æ)	5,089	127	Brink's Co. (The)	1,241	94

See accompanying notes which are an integral part of the financial statements.

302 Tax-Managed U.S. Mid & Small Cap Fund

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Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Carlisle Cos. , Inc.	3,258	358	SkyWest, Inc.	30,075	1,417
Commercial Vehicle Group, Inc. (Æ)	57,517	467	SPX Corp. (Æ)	31,434	921
CoStar Group, Inc. (Æ)	9,657	2,856	Sykes Enterprises, Inc. (Æ)	804	23
Crane Co.	6,145	511	Terex Corp.	4,352	205
Deluxe Corp.	3,172	221	Tetra Tech, Inc.	4,369	215
Echo Global Logistics, Inc. (Æ)(Ñ)	48,039	1,155	Toro Co. (The)	7,664	482
Electronics For Imaging, Inc. (Æ)	4,867	150	TriMas Corp. (Æ)	49,021	1,302
EnPro Industries, Inc.	15,602	1,307	Trimble Navigation, Ltd. (Æ)	72,929	2,981
ESCO Technologies, Inc.	40,946	2,373	Triumph Group, Inc. (Ñ)	26,025	808
ExlService Holdings, Inc. (Æ)	4,894	305	TrueBlue, Inc. (Æ)	45,850	1,243
Exponent, Inc.	446	33	UniFirst Corp.	1,948	307
Flir Systems, Inc.	21,187	992	United Rentals, Inc. (Æ)	12,333	1,745
Flowserve Corp.	16,977	748	Wabtec Corp. (Ñ)	17,434	1,334
Forward Air Corp.	3,832	220	WageWorks, Inc. (Æ)	42,993	2,741
Franklin Electric Co. , Inc.	24,410	1,111	Welbilt, Inc. (Æ)	25,298	558
FTI Consulting, Inc. (Æ)	2,997	128	Zebra Technologies Corp. Class A(Æ)	7,984	926
General Cable Corp.	37,156	778			82,173
Genesee & Wyoming, Inc. Class A(Æ)	15,388	1,105
Genpact, Ltd.	53,372	1,625	Technology - 14.2%
Goldfield Corp. (The)(Æ)	33,898	195	Acxiom Corp. (Æ)	17,753	447
Graco, Inc.	1,457	192	Advanced Micro Devices, Inc. (Æ)(Ñ)	8,044	88
Granite Construction, Inc.	4,810	306	Akamai Technologies, Inc. (Æ)	13,641	713
Greenbrier Cos. , Inc. (Ñ)	24,147	1,260	Anixter International, Inc. (Æ)	5,435	373
Hawaiian Holdings, Inc.	4,002	134	Arista Networks, Inc. (Æ)	2,343	468
Healthcare Services Group, Inc.	68,828	3,640	Avnet, Inc.	5,180	206
HEICO Corp.	17,672	1,602	Black Knight, Inc. (Æ)	1,070	48
Herman Miller, Inc.	22,678	762	Bottomline Technologies de, Inc. (Æ)	23,664	770
Hertz Global Holdings, Inc. Class W(Æ)	148	7	CA, Inc.	65,105	2,108
HNI Corp.	4,654	159	CACI International, Inc. Class A(Æ)	13,496	1,940
Insperity, Inc.	588	56	Callidus Software, Inc. (Æ)	62,851	1,593
International Seaways, Inc. (Æ)	44,797	902	Carbonite, Inc. (Æ)	78,028	1,771
John Bean Technologies Corp.	8,610	920	Cars. com, Inc. (Æ)(Ñ)	2,218	53
Kansas City Southern	1,553	162	Cavium, Inc. (Æ)	37,981	2,620
Kennametal, Inc.	16,389	715	Conduent, Inc. (Æ)	81,583	1,263
Keysight Technologies, Inc. (Æ)	16,722	747	Cypress Semiconductor Corp.	39,823	632
Kimball International, Inc. Class B	14,910	286	Diodes, Inc. (Æ)	27,037	928
Kirby Corp. (Æ)	11,057	783	Ellie Mae, Inc. (Æ)(Ñ)	7,562	680
Knight-Swift Transportation Holdings, Inc.			Entegris, Inc.	73,831	2,418
(Æ)	9,433	391	Envestnet, Inc. (Æ)	58,440	3,121
Knoll, Inc.	51,980	1,103	EPAM Systems, Inc. (Æ)	25,533	2,327
Korn/Ferry International	25,502	1,067	Finisar Corp. (Æ)	11,878	280
Littelfuse, Inc.	5,796	1,211	FormFactor, Inc. (Æ)	114,373	2,082
Lydall, Inc. (Æ)	7,384	427	Fortinet, Inc. (Æ)	30,881	1,217
Manitowoc Co. , Inc. (The)(Æ)	7,453	71	GoDaddy, Inc. Class A(Æ)	24,884	1,162
MAXIMUS, Inc.	34,092	2,265	GrubHub, Inc. (Æ)(Ñ)	24,161	1,474
Middleby Corp. (Æ)	6,648	771	Guidewire Software, Inc. (Æ)(Ñ)	25,423	2,033
MSC Industrial Direct Co. , Inc. Class A	6,490	538	Integrated Device Technology, Inc. (Æ)	100,966	3,137
Navigant Consulting, Inc. (Æ)	8,155	141	IPG Photonics Corp. (Æ)	1,991	424
Nordson Corp.	2,847	361	Jabil Circuit, Inc.	6,244	177
NV5 Global, Inc. (Æ)	27,189	1,580	Leidos Holdings, Inc.	16,341	1,022
On Assignment, Inc. (Æ)	6,002	367	Liberty Expedia Holdings, Inc. Class A(Æ)	22,118	1,020
Orbital ATK, Inc.	4,746	631	Liberty Interactive Corp. (Æ)	32,648	1,860
OSI Systems, Inc. (Æ)	7,705	681	LogMeIn, Inc.	16,294	1,972
Proto Labs, Inc. (Æ)(Ñ)	8,132	710	MACOM Technology Solutions Holdings, Inc.
Robert Half International, Inc.	4,436	230	(Æ)(Ñ)	43,471	1,777
Rollins, Inc.	817	36	ManTech International Corp. Class A	81,479	3,781
Rush Enterprises, Inc. Class A(Æ)	35,594	1,807	Mellanox Technologies, Ltd. (Æ)(Ñ)	4,058	190
Saia, Inc. (Æ)	28,441	1,843	Mercury Systems, Inc. (Æ)	19,786	999

See accompanying notes which are an integral part of the financial statements.

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Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal		Fair			Principal	Fair
	Amount ($) or		Value			Amount ($) or	Value
	Shares		$			Shares	$
Monolithic Power Systems, Inc.	12,574		1,530		Other Securities - 6.9%
Oclaro, Inc. (Æ)(Ñ)	7,551		62		U. S. Cash Collateral Fund(×)(@)	37,471,007(8)	37,471
ON Semiconductor Corp. (Æ)	9,500		202		Total Other Securities
Open Text Corp.	11,968		419		(cost $37,471)		37,471
Plexus Corp. (Æ)	57,466		3,530

Progress Software Corp.	68,263		2,890		Total Investments 107.0%
PTC, Inc. (Æ)	63,500		4,220
Qorvo, Inc. (Æ)	3,050		231		(identified cost $402,205)		583,804
Qualys, Inc. (Æ)	31,152		1,648
Rambus, Inc. (Æ)	18,176		267		Other Assets and Liabilities, Net
RealPage, Inc. (Æ)	36,206		1,568	-	(7.0%)		(38,115)
Rogers Corp. (Æ)	8,570		1,303		Net Assets - 100.0%		545,689
Sanmina Corp. (Æ)	3,534		116
Simulations Plus, Inc.	16,354		267
Skyworks Solutions, Inc.	2,464		281
Synaptics, Inc. (Æ)	8,636		321
Syntel, Inc. (Æ)	4,359		102
Take-Two Interactive Software, Inc. (Æ)	28,421		3,145
TrueCar, Inc. (Æ)(Ñ)	32,330		523
Tyler Technologies, Inc. (Æ)	9,589		1,700
Ultimate Software Group, Inc. (Æ)	7,348		1,489
VeriFone Systems, Inc. (Æ)	61,760		1,178
Virtusa Corp. (Æ)	27,802		1,061
Vocera Communications, Inc. (Æ)	6,766		191
			77,418

Utilities - 3.5%
8x8, Inc. (Æ)	7,793		104
Aqua America, Inc.	8,668		308
California Water Service Group	8,435		354
CMS Energy Corp.	78,340		3,789
Cogent Communications Holdings, Inc.	20,249		1,091
Connecticut Water Service, Inc.	5,491		341
El Paso Electric Co.	26,483		1,523
Evolution Petroleum Corp.	55,273		409
Fairmount Santrol Holdings, Inc. (Æ)(Ñ)	42,623		184
Hawaiian Electric Industries, Inc.	17,568		641
National Fuel Gas Co. (Ñ)	20,426		1,186
NorthWestern Corp.	23,399		1,387
OGE Energy Corp.	6,791		250
ONE Gas, Inc.	11,186		861
Portland General Electric Co.	13,306		635
South Jersey Industries, Inc.	22,995		781
Southwest Gas Holdings, Inc.	1,313		108
Vectren Corp.	30,824		2,100
Vistra Energy Corp. (Ñ)	145,791		2,834
			18,886

Total Common Stocks
(cost $329,396)			510,995

Short-Term Investments - 6.5%
U. S. Cash Management Fund (@)	35,333,819	(8)	35,338
Total Short-Term Investments
(cost $35,338)			35,338

See accompanying notes which are an integral part of the financial statements.

304 Tax-Managed U.S. Mid & Small Cap Fund

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Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
0.0%
DYAX Corp.	01/25/16	5,306	1.11	6	6
Safeway, Inc.	01/30/15	9,450	0.05	5	5
SI Financial Group, Inc.	08/09/17	8,077	14.55	117	121
					132
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Tax-Managed U.S. Mid & Small Cap Fund 305

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Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts
Amounts in thousands (except contract amounts)
							Value and Unrealized
							Appreciation
			Number of	Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$
Long Positions
S&P 400 E-Mini Index Futures			114	USD	20,906	12/17	873
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							873

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$70,084	$—	$—		$—	$70,084	12.8
Consumer Staples	17,400	—	5		—	17,405	3.2
Energy	16,281	—	—		—	16,281	3.0
Financial Services	133,814	—	—		—	133,814	24.5
Health Care	54,461	—	6		—	54,467	10.0
Materials and Processing	40,467	—	—		—	40,467	7.4
Producer Durables	82,173	—	—		—	82,173	15.0
Technology	77,418	—	—		—	77,418	14.2
Utilities	18,886	—	—		—	18,886	3.5
Short-Term Investments	—	—	—		35,338	35,338	6.5
Other Securities	—	—	—		37,471	37,471	6.9
Total Investments	510,984	—	11		72,809	583,804	107.0
Other Assets and Liabilities, Net							(7.0)
							100.0
Other Financial Instruments
Assets
Futures Contracts	873	—	—		—	873	0.2
Total Other Financial Instruments*	$873	$—	$—		$—	$873

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2017, were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

306 Tax-Managed U.S. Mid & Small Cap Fund

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Tax-Managed U.S. Mid & Small Cap Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$873

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,795
Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$1,586

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Tax-Managed U.S. Mid & Small Cap Fund 307

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Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$36,853	$—	$36,853
Futures Contracts	Variation margin on futures contracts	148	—	148
Total Financial and Derivative Assets		37,001	—	37,001
Financial and Derivative Assets not subject to a netting agreement		(148)	—	(148)
Total Financial and Derivative Assets subject to a netting agreement		$36,853	$—	$36,853

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Barclays	$480	$—	$480	$—
Citigroup	1,694	—	1,694	—
Credit Suisse	2,547	—	2,547	—
Deutsche Bank	663	—	663	—
Goldman Sachs	10,209	—	10,209	—
HSBC	1,992	—	1,992	—
Merrill Lynch	18,340	—	18,340	—
Societe Generale	928	—	928	—
Total	$36,853	$—	$36,853	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

308 Tax-Managed U.S. Mid & Small Cap Fund

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Tax-Managed U.S. Mid & Small Cap Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$402,205
Investments, at fair value(*)(>)	583,804
Cash (restricted)(a)	945
Receivables:
Dividends and interest	111
Dividends from affiliated funds	42
Investments sold	149
Fund shares sold	966
Variation margin on futures contracts	148
Total assets	586,165

Liabilities
Payables:
Investments purchased	1,995
Fund shares redeemed	313
Accrued fees to affiliates	592
Other accrued expenses	105
Payable upon return of securities loaned	37,471
Total liabilities	40,476

Net Assets	$545,689

See accompanying notes which are an integral part of the financial statements.

Tax-Managed U.S. Mid & Small Cap Fund 309

Russell Investment Company
Tax-Managed U.S. Mid & Small Cap Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(598)
Accumulated net realized gain (loss)	1,939
Unrealized appreciation (depreciation) on:
Investments	181,599
Futures contracts	873
Shares of beneficial interest	211
Additional paid-in capital	361,665
Net Assets	$545,689

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$24.96
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$26.48
Class A — Net assets	$12,823,795
Class A — Shares outstanding ($. 01 par value)	513,853
Net asset value per share: Class C(#)	$21.45
Class C — Net assets	$13,667,952
Class C — Shares outstanding ($. 01 par value)	637,222
Net asset value per share: Class E(#)	$25.01
Class E — Net assets	$722,060
Class E — Shares outstanding ($. 01 par value)	28,873
Net asset value per share: Class M(#)	$26.09
Class M — Net assets	$14,762,063
Class M — Shares outstanding ($. 01 par value)	565,919
Net asset value per share: Class S(#)	$26.06
Class S — Net assets	$503,713,179
Class S — Shares outstanding ($. 01 par value)	19,325,415
Amounts in thousands
(*) Securities on loan included in investments	$36,853
(>) Investments in affiliates, U. S. Cash Management Fund and U. S. Cash Collateral Fund	$72,809

(a) Cash Collateral for Futures	$945
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

310 Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Tax-Managed U.S. Mid & Small Cap Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$5,091
Dividends from affiliated funds	316
Securities lending income (net)	89
Securities lending income from affiliated funds (net)	258
Total investment income	5,754

Expenses
Advisory fees	4,670
Administrative fees	229
Custodian fees	87
Distribution fees - Class A	30
Distribution fees - Class C	98
Transfer agent fees - Class A	24
Transfer agent fees - Class C	26
Transfer agent fees - Class E	5
Transfer agent fees - Class M	4
Transfer agent fees - Class S	893
Professional fees	62
Registration fees	93
Shareholder servicing fees - Class C	33
Shareholder servicing fees - Class E	6
Trustees’ fees	14
Printing fees	55
Miscellaneous	22
Expenses before reductions	6,351
Expense reductions	(236)
Net expenses	6,115
Net investment income (loss)	(361)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	5,672
Investments in affiliated funds	(—) **
Futures contracts	2,795
Net realized gain (loss)	8,467
Net change in unrealized appreciation (depreciation) on:
Investments	90,181
Investments in affiliated funds	(2)
Futures contracts	1,586
Net change in unrealized appreciation (depreciation)	91,765
Net realized and unrealized gain (loss)	100,232
Net Increase (Decrease) in Net Assets from Operations	$99,871

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

Tax-Managed U.S. Mid & Small Cap Fund 311

Russell Investment Company
Tax-Managed U.S. Mid & Small Cap Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(361)	$136
Net realized gain (loss)	8,467	(5,323)
Net change in unrealized appreciation (depreciation)	91,765	7,478
Net increase (decrease) in net assets from operations	99,871	2,291

Distributions
From net realized gain
Class A	—	(49)
Class C	—	(73)
Class E	—	(41)
Class S	—	(1,714)
Net decrease in net assets from distributions	—	(1,877)

Share Transactions*
Net increase (decrease) in net assets from share transactions	47,378	28,558
Total Net Increase (Decrease) in Net Assets	147,249	28,972

Net Assets
Beginning of period	398,440	369,468
End of period	$545,689	$398,440
Undistributed (overdistributed) net investment income included in net assets	$(598)	$(237)

See accompanying notes which are an integral part of the financial statements.

312 Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Tax-Managed U.S. Mid & Small Cap Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	132	$3,015	175	$3,409
Proceeds from reinvestment of distributions	—	—	2	49
Payments for shares redeemed	(104)	(2,404)	(145)	(2,889)
Net increase (decrease)	28	611	32	569
Class C
Proceeds from shares sold	89	1,769	97	1,666
Proceeds from reinvestment of distributions	—	—	4	72
Payments for shares redeemed	(124)	(2,464)	(130)	(2,206)
Net increase (decrease)	(35)	(695)	(29)	(468)
Class E
Proceeds from shares sold	16	363	74	1,472
Proceeds from reinvestment of distributions	—	—	2	41
Payments for shares redeemed	(399)	(8,996)	(55)	(1,100)
Net increase (decrease)	(383)	(8,633)	21	413
Class M(1)
Proceeds from shares sold	584	14,558	—	—
Payments for shares redeemed	(18)	(456)	—	—
Net increase (decrease)	566	14,102	—	—
Class S
Proceeds from shares sold	5,213	124,859	5,366	109,263
Proceeds from reinvestment of distributions	—	—	83	1,673
Payments for shares redeemed	(3,455)	(82,866)	(4,044)	(82,892)
Net increase (decrease)	1,758	41,993	1,405	28,044
Total increase (decrease)	1,934	$47,378	1,429	$28,558

(1) For the period March 1, 2017 (commencement of operations) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Tax-Managed U.S. Mid & Small Cap Fund 313

Russell Investment Company
Tax-Managed U.S. Mid & Small Cap Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	20.15	(. 07)	4.88	4.81	—	—
October 31, 2016	20.26	(. 04)	. 03	(. 01)	—	(. 10)
October 31, 2015	21.65	(. 10)	(. 04)	(. 14)	—	(1.25)
October 31, 2014	21.99	(. 14)	1.56	1.42	—(f)	(1.76)
October 31, 2013	16.00	(. 08)	6.09	6.01	—(f)	(. 02)

Class C
October 31, 2017	17.44	(. 20)	4.21	4.01	—	—
October 31, 2016	17.68	(. 16)	. 02	(. 14)	—	(. 10)
October 31, 2015	19.18	(. 22)	(. 03)	(. 25)	—	(1.25)
October 31, 2014	19.81	(. 26)	1.39	1.13	—(f)	(1.76)
October 31, 2013	14.51	(. 18)	5.50	5.32	—	(. 02)

Class E
October 31, 2017	20.19	(. 04)	4.86	4.82	—	—
October 31, 2016	20.29	(. 03)	. 03	—	—	(. 10)
October 31, 2015	21.68	(. 10)	(. 04)	(. 14)	—	(1.25)
October 31, 2014	22.01	(. 14)	1.57	1.43	—(f)	(1.76)
October 31, 2013	16.01	(. 06)	6.08	6.02	—	(. 02)

Class M
October 31, 2017(9)	23.84	(. 04)	2.29	2.25	—	—

Class S
October 31, 2017	20.98	(. 01)	5.09	5.08	—	—
October 31, 2016	21.03	. 02	. 03	. 05	—	(. 10)
October 31, 2015	22.38	(. 05)	(. 05)	(. 10)	—	(1.25)
October 31, 2014	22.61	(. 09)	1.62	1.53	—(f)	(1.76)
October 31, 2013	16.43	(. 02)	6.25	6.23	(. 03)	(. 02)

See accompanying notes which are an integral part of the financial statements.

314 Tax-Managed U.S. Mid & Small Cap Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)(l)	Net(d)(e)(l)	Net Assets(d)(e)	Turnover Rate(b)(k)

—	24.96	23.87	12,824	1.55	1.53	(. 32)	48
(. 10)	20.15	(. 01)	9,794	1.56	1.52	(. 20)	70
(1.25)	20.26	(. 77)	9,189	1.57	1.53	(. 49)	65
(1.76)	21.65	6.73	6,489	1.58	1.53	(. 69)	80
(. 02)	21.99	37.62	3,256	1.56	1.53	(. 44)	46

—	21.45	22.99	13,668	2.30	2.25	(1.03)	48
(. 10)	17.44	(. 75)	11,720	2.32	2.24	(. 92)	70
(1.25)	17.68	(1.48)	12,392	2.32	2.25	(1.21)	65
(1.76)	19.18	5.95	11,555	2.32	2.25	(1.39)	80
(. 02)	19.81	36.71	11,218	2.31	2.25	(1.11)	46

—	25.01	23.87	722	1.55	1.50	(. 17)	48
(. 10)	20.19	. 04	8,301	1.57	1.49	(. 17)	70
(1.25)	20.29	(. 77)	7,918	1.57	1.50	(. 46)	65
(1.76)	21.68	6.77	6,383	1.57	1.50	(. 65)	80
(. 02)	22.01	37.64	5,665	1.56	1.50	(. 36)	46

—	26.09	9.40	14,762	1.30	1.15	(. 25)	48

—	26.06	24.21	503,713	1.30	1.25	(. 04)	48
(. 10)	20.98	. 28	368,625	1.32	1.24	. 08	70
(1.25)	21.03	(. 55)	339,969	1.32	1.25	(. 21)	65
(1.76)	22.38	7.01	297,498	1.32	1.25	(. 40)	80
(. 05)	22.61	38.02	233,887	1.31	1.25	(. 11)	46

See accompanying notes which are an integral part of the financial statements.

Tax-Managed U.S. Mid & Small Cap Fund 315

Russell Investment Company
Tax-Managed U.S. Mid & Small Cap Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$486,243
Administration fees	21,942
Distribution fees	11,360
Shareholder servicing fees	3,047
Transfer agent fees	67,545
Trustee fees	2,083
$592,220

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Collateral Fund	$20,724	$160,184	$143,437	$—	$—	$37,471	$258	$—
U. S. Cash Management Fund	17,619	126,370	108,649	—	(2)	35,338	316	—
	$38,343	$286,554	$252,086	$—	$(2)	$72,809	$574	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$402,751,778
Unrealized Appreciation	$183,585,977
Unrealized Depreciation	(2,534,133)
Net Unrealized Appreciation (Depreciation)	$181,051,844
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$3,157,259

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets. At
October 31, 2017, there were no adjustments to the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

316 Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Tax-Managed International Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Tax-Managed International Equity Fund - Class A‡			Tax-Managed International Equity Fund - Class M‡‡
	Total			Total
	Return			Return
1 Year	17.13%		1 Year	24.81%
Inception*	3.35	%§	Inception*	6.20	%§

Tax-Managed International Equity Fund - Class C			Tax-Managed International Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	23.54%		1 Year	24.69%
Inception*	5.16	%§	Inception*	6.16	%§

Tax-Managed International Equity Fund - Class E			Russell Global ex-U. S. Large Cap® Index Net**
	Total			Total
	Return			Return
1 Year	24.46%		1 Year	23.88%
Inception*	5.93	%§	Inception*	5.77	%§

Tax-Managed International Equity Fund 317

Russell Investment Company
Tax-Managed International Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Tax-Managed International Equity Fund (the “Fund”)	How did the market conditions described in the Market
employs a multi-manager approach whereby Russell Investment	Summary report affect the Fund’s performance?
Management, LLC (“RIM”) manages a portion of the Fund’s	Europe ex-UK, Asia ex-Japan and emerging markets were the
assets based upon model portfolios provided by multiple non-	stand out markets over the period, while the UK, Australia
discretionary money managers. The Fund’s money managers have	and Canada were the biggest laggards. Improving economic
non-discretionary asset management assignments pursuant to	fundamentals in these regions were tailwinds over the fiscal year.
which they provide a model portfolio to RIM representing their	The Fund’s underweights to Australia, Canada and the UK were
investment recommendations, based upon which RIM purchases	broadly favorable.
and sells securities for the Fund. RIM also manages the portion of
the Fund's assets that RIM determines not to manage based upon	In terms of sector returns within the Index for the fiscal year,
model portfolios provided by the Fund's money managers. RIM	cyclical sectors and sectors with high growth expectations such
may change the allocation of the Fund’s assets at any time. An	as industrials and technology had the strongest outperformance.
exemptive order from the Securities and Exchange Commission	Defensive and commodity sectors, especially consumer staples,
(“SEC”) permits RIM to engage or terminate a money manager	health care and energy, were the biggest laggards. The Fund’s
at any time, subject to approval by the Fund’s Board, without a	overweight to staples and underweight to financials detracted,
shareholder vote. Pursuant to the terms of the exemptive order,	partly offset by a favorable overweight to technology.
the Fund is required to notify its shareholders within 90 days of	Amid the improving global growth outlook, value and growth
when a money manager begins providing services. As of October	factors outperformed during the fiscal year as investors
31, 2017, the Fund had six money managers.	chased cheaper, cyclical stocks and stocks with high earnings expectations. The rotation away from lower volatility sectors and
What is the Fund’s investment objective?	into more dynamic areas of the market was a continuing theme
The Fund seeks to provide long term capital growth on an after-	throughout the year. The Fund’s dynamic value orientation was
tax basis.	broadly additive to performance in this environment.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2017?	by the Fund and its money managers affect its benchmark-
For the fiscal year ended October 31, 2017, the Fund’s Class A,	relative performance?
Class C, Class E, Class M and Class S Shares gained 24.26%,	The Fund outperformed its benchmark for the one-year period
23.54%, 24.46%, 24.81% and 24.69%, respectively. This is	ending October 31, 2017, with the exception of the Fund’s Class
compared to the Fund’s benchmark, the Russell Global ex-U. S.	C Shares. The Fund’s dynamic value orientation was broadly
Large Cap® Index (Net), which gained 23.88% during the same	additive to performance. The Fund’s overweight to staples and
period. The Fund’s performance includes operating expenses,	underweight to financials detracted, partly offset by a favorable
whereas index returns are unmanaged and do not include	overweight to technology. The Fund’s underweights to Australia,
expenses of any kind. For Share Classes with inception dates after	Canada and the UK were broadly favorable. Stock selection from
November 1, 2016, annual returns reflect the returns of other	managers contributed positively to overall performance.
Share Classes of the Fund for the period prior to inception. Please
refer to the footnotes at the end of the Portfolio Management	The Fund’s money managers have non-discretionary assignments
Discussion and Analysis, as applicable.	pursuant to which they provide a model portfolio to RIM
representing their investment recommendations, based upon
For the fiscal year ended October 31, 2017, the Morningstar®	which RIM purchases and sells securities for the Fund. With
Foreign Large Blend Category, a group of funds that Morningstar	respect to this portion of the Fund, RIM manages the Fund’s
considers to have investment strategies similar to those of the	assets based upon the model portfolios provided by the Fund’s
Fund, gained 22.43%. This result serves as a peer comparison	money managers. RIM also manages the portion of the Fund's
and is expressed net of operating expenses.	assets that RIM determines not to manage based upon model
RIM may assign a money manager a specific style or	portfolios provided by the Fund's money managers. This includes
capitalization benchmark other than the Fund’s index. However,	assets managed directly by RIM to effect the Fund's investment
the Fund’s primary index remains the benchmark for the Fund	strategies and/or to actively manage the Fund's overall exposures
and is representative of the aggregate of each money manager’s	to seek to achieve the desired risk/return profile for the Fund.
benchmark index.	RIM also manages the Fund’s cash balances.
With respect to certain of the Fund’s money managers, emerging markets specialist Delaware Investment Funds Advisors

318 Tax-Managed International Equity Fund

Russell Investment Company
Tax-Managed International Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

(“Delaware”), was the strongest performing money manager during	managers’ active stock selection. From a benchmark-relative
the fiscal year, and outperformed the Russell Emerging Markets®	perspective, the positioning strategy modestly outperformed the
Index. The manager benefited from a pro-cyclical orientation and	Fund’s benchmark. The strategy’s overweight to value paid off,
an overweight to momentum. Stock selection was strong in energy,	while an underweight to volatility detracted.
staples and information technology.	During the period, RIM used index futures contracts to equitize
The Fund’s developed markets ex-U. S. manager, Janus Capital	the Fund’s cash. The decision to equitize cash was beneficial to
Management LLC and Perkins Investment Management, LLC	the Fund’s absolute performance for the fiscal year as the market
(“Janus/Perkins”), faced the strongest headwinds over the period	produced a positive absolute return.
and underperformed the Russell Developed ex-U. S. Large Cap®
Index. The manager faced factor headwinds to their defensive	Describe any changes to the Fund’s structure or the money
value orientation and their sector bets detracted significantly,	manager line-up.
especially an underweight to financials and overweight to staples.	There were no money manager changes and no material changes
These were partly offset by strong security selection.	to the Fund’s structure during the fiscal year.
RIM manages a positioning strategy within the Fund, which is	Money Managers as of October 31,
designed with the dual mandate of improving the Fund’s after-tax	2017	Styles
returns as well as controlling Fund-level exposures and/or risks.	AllianceBernstein L. P.	Emerging - Value
The active tax management aspect of the strategy is focused on	Delaware Investment Fund Advisers, a Series of
improving the after tax returns of the Fund. Because RIM controls	Delaware Management Business Trust	Emerging - Value
all trading for the Fund, RIM managed the tax lots of the Fund	Fiera Capital Inc.	Developed - Growth
Janus Capital Management LLC and Perkins
and harvested losses and deferred capital gains with respect to	Investment Management, LLC	Developed - Value
certain securities during the fiscal year. As a result, no realized	Pzena Investment Management, LLC	Developed - Value
capital gains are expected to be distributed to Fund shareholders	RWC Asset Advisors (US) LLC	Emerging – Market
from the fiscal year.		Oriented
In addition, using the output from a quantitative model to guide	The views expressed in this report reflect those of the
the purchase of a stock portfolio, RIM seeks to position the Fund	portfolio managers only through the end of the period
to meet RIM’s overall preferred positioning with respect to Fund	covered by the report. These views do not necessarily
exposures, while optimizing the portfolio to minimize tracking	represent the views of RIM, or any other person in RIM or
error relative to the Fund’s money manager portfolios. Over the	any other affiliated organization. These views are subject to
period, the Fund’s positioning strategy was designed to provide	change at any time based upon market conditions or other
exposure to lower capitalization (overweight the smaller stocks	events, and RIM disclaims any responsibility to update the
in the benchmark), higher value (overweight stocks with lower	views contained herein. These views should not be relied on
valuations than the benchmark), higher quality (overweight	as investment advice and, because investment decisions for
stocks with lower debt and higher profitability) and slightly higher	a Russell Investment Company (“RIC”) Fund are based on
momentum, while preserving the potential benefits of the money	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

Tax-Managed International Equity Fund 319

Russell Investment Company
Tax-Managed International Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on June 1, 2015.

** The Russell Global ex-U.S. Large Cap® Index Net is an index which represents the large-cap segment of the global equity market, including both developed and emerging market countries and excluding companies assigned to the United States.  The performance for this index is calculated “Net” of the relevant withholding tax in each country to reflect the tax implication for U.S. investors investing outside of the U.S.

‡ The performance has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

320 Tax-Managed International Equity Fund

Russell Investment Company
Tax-Managed International Equity Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,120.20	$1,018.45
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$7.16	$6.82

Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.34%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,116.80	$1,014.67
	Expenses Paid During Period*	$11.15	$10.61
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.09%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,121.10	$1,017.54
of other funds.	Expenses Paid During Period*	$8.13	$7.73

* Expenses are equal to the Fund's annualized expense ratio of 1.52%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Tax-Managed International Equity Fund 321

Russell Investment Company
Tax-Managed International Equity Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,121.80	$1,020.21
Expenses Paid During Period*	$5.29	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,121.90	$1,019.71
Expenses Paid During Period*	$5.83	$5.55

* Expenses are equal to the Fund's annualized expense ratio of 1.09%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

322 Tax-Managed International Equity Fund

Russell Investment Company
Tax-Managed International Equity Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 92.3%			Brazil - 2.5%
Argentina - 0.4%			Atacadao Distribuicao Comercio e
Cresud SACIF y A - ADR(Æ)	18,279	396	Industria, Ltd. (Æ)	39,599	195
Grupo Supervielle SA - ADR	24,241	650	B2W Cia Digital(Æ)	272,086	1,766
IRSA Inversiones y Representaciones			Banco Bradesco SA - ADR	72,883	770
SA - ADR(Æ)	15,004	437	Banco Santander Brasil SA - ADR	22,238	193
YPF SA - ADR	130,918	3,215	BM&FBovespa SA - Bolsa de Valores
		4,698	Mercadorias e Futuros(Æ)	92,416	675
			Braskem SA - ADR(Æ)	42,926	1,372
Australia - 1.4%			BRF SA - ADR(Æ)	50,514	680
AGL Energy, Ltd.	14,311	277	CCR SA	108,426	603
ASX, Ltd. - ADR	4,813	199	Centrais Eletricas Brasileiras SA
Australia & New Zealand Banking			- ADR(Æ)	214,524	1,473
Group, Ltd. - ADR	62,718	1,439	Cia Brasileira de Distribuicao - ADR(Æ)	29,969	696
Bendigo & Adelaide Bank, Ltd.	30,927	271	Cia de Saneamento Basico do Estado de
BHP Billiton, Ltd. - ADR	12,620	258	Sao Paulo - ADR(Æ)	187,823	1,713
Commonwealth Bank of Australia - ADR	89,081	5,298	Cia de Saneamento de Minas
CSL, Ltd.	3,507	374	Gerais-COPASA(Æ)	34,549	416
Fortescue Metals Group, Ltd.	42,690	152	Cosan SA Industria e Comercio	114,847	1,313
Goodman Group(ö)	71,710	459	Gerdau SA - ADR	352,686	1,167
GPT Group (The)(ö)	104,066	406	Hypermarcas SA	58,722	614
LendLease Group	47,047	586	IRB-Brasil Resseguros SA(Æ)	21,180	212
Macquarie Group, Ltd.	5,472	413	Itau Unibanco Holding SA - ADR	246,872	3,163
Medibank Pvt, Ltd.	70,712	167	JBS SA	195,912	452
Mirvac Group(ö)	103,514	191	Petroleo Brasileiro SA - ADR(Æ)	361,780	3,854
National Australia Bank, Ltd. - ADR	38,859	975	Qualicorp SA	18,610	199
QBE Insurance Group, Ltd.	21,631	177	Rumo SA(Æ)	717,371	2,786
Rio Tinto, Ltd. - ADR	20,684	1,103	Telefonica Brasil SA - ADR	69,829	1,075
Scentre Group(ö)	137,481	423	TIM Participacoes SA - ADR	115,135	2,124
Stockland(ö)	29,894	103			27,511
Suncorp Group, Ltd.	13,039	136
Vicinity Centres(ö)	180,787	367	Canada - 3.3%
Wesfarmers, Ltd. (Æ)	12,552	402	Bank of Montreal	12,943	992
Westpac Banking Corp.	34,985	884	Bank of Nova Scotia (The)	19,357	1,250
Woolworths, Ltd.	22,445	445	BCE, Inc.	6,228	288
		15,505	Brookfield Asset Management, Inc.
			Class A	18,563	779
Austria - 0.2%			Brookfield Real Estate Services, Inc. (Å)	91,867	1,161
Erste Group Bank AG(Æ)	13,419	577	Canadian Imperial Bank of Commerce	8,045	708
UNIQA Insurance Group AG	49,228	505	Canadian National Railway Co.	44,779	3,604
Voestalpine AG	11,409	627	Canadian Natural Resources, Ltd.	56,391	1,968
		1,709	Canadian Pacific Railway, Ltd.	4,758	825
			Canadian Real Estate Investment
Belgium - 0.5%			Trust(ö)	9,550	345
Ageas	8,385	407	Canadian Tire Corp. , Ltd. Class A	2,776	341
Anheuser-Busch InBev SA	16,559	2,029	CCL Industries, Inc. Class B	1,170	56
Colruyt SA	511	26	Cenovus Energy, Inc.	96,677	938
Elia System Operator SA	5,531	321	CGI Group, Inc. Class A(Æ)	3,049	162
KBC Groep NV	24,169	2,008	Dollarama, Inc.	2,149	239
Solvay SA	2,575	383	Emera, Inc.	10,097	380
		5,174	Enbridge, Inc.	5,591	215
			First Quantum Minerals, Ltd.	333,670	3,732
Bermuda - 0.1%			Fortis, Inc.	12,604	464
CK Infrastructure Holdings, Ltd.	17,000	148	Great-West Lifeco, Inc.	7,916	220
Credicorp, Ltd.	1,426	299	Husky Energy, Inc. (Æ)	29,864	387
Hiscox, Ltd.	24,694	468	Industrial Alliance Insurance &
Kunlun Energy Co. , Ltd.	286,000	265	Financial Services, Inc.	8,194	371
		1,180	Intact Financial Corp.	4,595	376

See accompanying notes which are an integral part of the financial statements.

Tax-Managed International Equity Fund 323

Russell Investment Company
Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Loblaw Cos. , Ltd.	2,231	115	China Telecom Corp. , Ltd. Class H	863,654	433
Magna International, Inc. Class A	22,403	1,222	Chongqing Changan Automobile Co. ,
Manulife Financial Corp.	17,564	353	Ltd. Class B	29	—
Metro, Inc. Class A	4,660	147	Chongqing Rural Commercial Bank Co. ,
National Bank of Canada	10,700	519	Ltd. Class H	755,059	514
Open Text Corp.	11,610	406	CIFI Holdings Group Co. , Ltd.	2,374,000	1,324
Potash Corp. of Saskatchewan, Inc.	165,657	3,224	CITIC Securities Co. , Ltd. Class H	940,500	2,089
Power Corp. of Canada	14,238	365	Ctrip. com International, Ltd. - ADR(Æ)	56,902	2,725
Power Financial Corp.	5,192	145	Dongfeng Motor Group Co. , Ltd. Class H	258,804	355
Restaurant Brands International, Inc.	10,135	655	Geely Automobile Holdings, Ltd.	640,000	1,982
Rogers Communications, Inc. Class B	55,300	2,869	Hangzhou Hikvision Digital Technology
Royal Bank of Canada - GDR	20,384	1,594	Co. , Ltd. Class A	357,675	2,122
SNC-Lavalin Group, Inc.	7,651	345	Hengan International Group Co. , Ltd.	179,092	1,765
Sun Life Financial, Inc.	17,068	665	Industrial & Commercial Bank of China,
Teck Resources, Ltd. Class B	28,241	577	Ltd. Class H	3,339,000	2,650
Toronto Dominion Bank	31,046	1,765	JD. com, Inc. - ADR(Æ)	11,089	416
TransCanada Corp.	18,850	895	Lenovo Group, Ltd.	4,434,000	2,569
Trisura Group, Ltd. (Æ)	109	2	Li Ning Co. , Ltd. (Æ)	1,342,000	1,172
Yamana Gold, Inc.	141,694	368	NetEase, Inc. - ADR	3,688	1,040
		36,032	New China Life Insurance Co. , Ltd.
			Class H	245,000	1,531
Chile - 0.2%			New Oriental Education & Technology
Banco de Credito e Inversiones	1	—	Group - ADR	19,149	1,594
Cia Cervecerias Unidas SA - ADR	23,976	683	PetroChina Co. , Ltd. Class H	1,040,000	679
Sociedad Quimica y Minera de Chile			PICC Property & Casualty Co. , Ltd.
SA - ADR	20,596	1,230	Class H	1,512,000	2,998
		1,913	Ping An Insurance Group Co. of China,
			Ltd. Class H	173,000	1,519
China – 7.6%			Shanghai Pharmaceuticals Holding Co. ,
Agricultural Bank of China, Ltd. Class H	3,902,000	1,836	Ltd. Class H	516,000	1,333
Air China, Ltd. Class H	798,000	760	SINA Corp. (Æ)	45,223	4,868
Alibaba Group Holding, Ltd. - ADR(Æ)	43,625	8,067	Sinopec Shanghai Petrochemical Co. ,
Aluminum Corp. of China, Ltd. Class			Ltd. Class H	2,299,136	1,373
H(Æ)	754,000	602	Sohu. com, Inc. (Æ)	36,779	2,105
Angang Steel Co. , Ltd. Class H	1,910,000	1,675	Sunac China Holdings, Ltd.	122,866	626
Anhui Conch Cement Co. , Ltd. Class H	343,000	1,466	Tencent Holdings, Ltd.	140,265	6,317
Baidu, Inc. - ADR(Æ)	17,532	4,277	Tingyi Cayman Islands Holding Corp.	434,000	686
Bank of China, Ltd. Class H	3,302,437	1,647	Tsingtao Brewery Co. , Ltd. Class H	100,000	419
China CITIC Bank Corp. , Ltd. Class H	2,566,000	1,651	Uni-President China Holdings, Ltd.	818,715	684
China Communications Services Corp. ,			Weibo Corp. - ADR(Æ)	19,188	1,778
Ltd. Class H	784,000	475	Wuliangye Yibin Co. , Ltd. Class A	66,400	667
China Construction Bank Corp. Class H	3,316,000	2,959	Zhejiang Expressway Co. , Ltd. Class H	781	1
China Everbright International, Ltd.	424,000	598			83,643
China Mengniu Dairy Co. , Ltd. (Æ)	287,000	798
China Merchants Bank Co. , Ltd. Class H	66,000	252	Colombia - 0.0%
China Minsheng Banking Corp. , Ltd.			Bancolombia SA - ADR	10,718	405
Class H	121,500	118
China National Building Material Co. ,			Curacao - 0.0%
Ltd. Class H	2,808,000	2,371	HAL Trust	326	60
China Petroleum & Chemical Corp.
Class H	1,682,000	1,235	Denmark - 1.3%
China Railway Group, Ltd. Class H	716,193	576	Carlsberg A/S Class B	4,284	489
China Resources Land, Ltd.	138,968	414	Chr Hansen Holding A/S	30,906	2,705
China Shenhua Energy Co. , Ltd. Class H	227,000	543	Danske Bank A/S	72,032	2,748
China Shipping Development Co. , Ltd.			DSV A/S	5,558	430
Class H(Š)	994,000	582	GN Store Nord A/S	6,464	214
China Southern Airlines Co. , Ltd. Class			Jyske Bank A/S	8,525	481
H	552,000	407	Novo Nordisk A/S Class B	75,257	3,745

See accompanying notes which are an integral part of the financial statements.

324 Tax-Managed International Equity Fund

Russell Investment Company
Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Scandinavian Tobacco Group A/S(Þ)	181,216	3,061	Sodexo SA	3,466	441
William Demant Holding A/S(Æ)	6,818	197	Suez Environnement Co.	25,425	447
		14,070	Teleperformance - GDR	2,067	301
			Thales SA	3,415	356
Egypt - 0.1%			Total SA	96,574	5,387
Commercial International Bank Egypt			Unibail-Rodamco SE(ö)	2,357	590
SAE - GDR	313,709	1,432	Vallourec SA(Æ)	253,352	1,387
			Vicat SA	43,208	3,342
Finland - 0.3%			Vinci SA	8,654	848
Cargotec OYJ Class B	5,952	351			77,383
Elisa OYJ Class A	90	4
Fortum OYJ	5,691	121	Germany - 3.9%
Kone OYJ Class B	2,181	118	adidas AG	2,086	464
Neste OYJ	1,217	68	Allianz SE	7,563	1,756
Orion OYJ Class B	786	32	BASF SE	9,530	1,039
Sampo OYJ Class A	8,352	438	Bayer AG	8,440	1,102
Tikkurila OYJ	51,643	1,021	Bayerische Motoren Werke AG	10,830	1,104
UPM-Kymmene OYJ	22,207	667	Commerzbank AG(Æ)	45,007	617
		2,820	Continental AG	12,483	3,168
			Daimler AG	19,168	1,592
France - 7.1%			Deutsche Boerse AG	49,123	5,075
Air Liquide SA Class A	5,998	764	Deutsche Lufthansa AG	19,193	612
Airbus Group SE	5,064	518	Deutsche Post AG	17,994	824
Arkema SA	1,765	223	Deutsche Telekom AG	34,053	620
Atos SE	3,282	510	Deutsche Wohnen SE	4,110	175
AXA SA	32,742	989	Freenet AG	11,193	374
bioMerieux	6,339	497	Fresenius Medical Care AG & Co.	3,064	296
BNP Paribas SA	10,844	848	Fresenius SE & Co. KGaA	12,064	1,008
Bouygues SA - ADR	78,741	3,782	GEA Group AG	80,901	3,899
Bureau Veritas SA	74,596	1,999	Hannover Rueck SE	1,235	155
Capgemini SE	4,934	600	HeidelbergCement AG	29,022	2,957
Christian Dior SE	2,234	767	Henkel AG & Co. KGaA	2,505	315
Cie de Saint-Gobain	13,070	767	Infineon Technologies AG - ADR	2,021	55
Credit Agricole SA	176,798	3,088	Lanxess AG	4,782	374
Danone SA	65,285	5,336	LEG Immobilien AG	389	40
Dassault Systemes	4,542	482	Linde AG	2,213	478
Eiffage SA	5,449	570	MAN SE(Å)	1,119	124
Engie SA	200,746	3,394	Merck KGaA	6,789	727
Essilor International SA	22,509	2,851	Muenchener Rueckversicherungs-
Euler Hermes Group	3,989	463	Gesellschaft AG in Muenchen	4,965	1,111
Faurecia	43,725	3,178	Rational AG	2,393	1,572
Fonciere Des Regions(ö)	4,861	495	SAP SE - ADR	41,305	4,699
Legrand SA - ADR	2,086	155	Siemens AG	34,291	4,893
L'Oreal SA	19,371	4,312	Software AG	9,114	464
LVMH Moet Hennessy Louis Vuitton			ThyssenKrupp AG - ADR	9,794	261
SE - ADR	1,650	492	Uniper SE	1,361	38
Metropole Television SA	17,093	395	Vonovia SE	5,828	257
Natixis SA	131,573	1,033			42,245
Orange SA - ADR	12,888	212
Pernod Ricard SA	3,723	559	Greece - 0.2%
Publicis Groupe SA - ADR	60,940	3,973	Eurobank Ergasias SA(Æ)	1,122,446	918
Renault SA	7,300	725	National Bank of Greece SA(Æ)	2,663,099	883
Rexel SA Class H	92,399	1,650			1,801
Safran SA	33,647	3,545
Sanofi - ADR	93,408	8,850	Hong Kong – 3.1%
Schneider Electric SE(Æ)	61,092	5,359	AIA Group, Ltd.	79,600	599
SCOR SE - ADR	11,860	493	Bank of East Asia, Ltd. (The)	102,200	447
Societe Generale SA	7,353	410	BOC Hong Kong Holdings, Ltd.	67,500	322

See accompanying notes which are an integral part of the financial statements.

Tax-Managed International Equity Fund 325

Russell Investment Company
Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Brilliance China Automotive Holdings,			Mahindra & Mahindra, Ltd. - GDR	10,041	209
Ltd.	1,074,000	2,716	Motherson Sumi Systems, Ltd.	350,758	1,978
Champion REIT(Æ)(ö)	194,000	140	Power Finance Corp. , Ltd.	194,024	417
China Agri-Industries Holdings, Ltd.	1,716,000	841	Reliance Industries, Ltd. - GDR(Þ)	194,874	5,591
China Everbright, Ltd.	304,000	721	State Bank of India - GDR	9,037	427
China Mobile, Ltd. - ADR	81,430	4,108	Tata Chemicals, Ltd.	42,685	483
China Unicom Hong Kong, Ltd.			Tata Motors, Ltd. - ADR(Æ)	40,784	1,336
- ADR(Æ)	203,090	2,870	Vedanta, Ltd. - ADR	51,045	1,052
Chinese Estates Holdings, Ltd.	239,500	407	Zee Entertainment Enterprises, Ltd.	107,550	901
Chow Tai Fook Jewellery Group, Ltd.	182,800	191			24,770
CK Asset Holdings, Ltd.	188,823	1,553
CK Hutchison Holdings, Ltd.	366,029	4,648	Indonesia - 0.3%
CLP Holdings, Ltd.	35,000	356	Astra International Tbk PT	1,773,400	1,046
Galaxy Entertainment Group, Ltd.	82,000	559	Bank Central Asia Tbk PT	926,000	1,431
Guoco Group, Ltd.	12,000	190	Gudang Garam Tbk PT	5,300	27
Hang Lung Properties, Ltd. - ADR	229,000	527	United Tractors Tbk PT	277,400	710
Henderson Land Development Co. , Ltd.	62,700	409			3,214
Hong Kong & China Gas Co. , Ltd.	223,300	422
Hong Kong Exchanges & Clearing, Ltd.	15,300	426	Ireland - 0.4%
Hongkong Land Holdings, Ltd.	18,700	136	CRH PLC	2,539	96
Hua Hong Semiconductor, Ltd. (Þ)	559,000	976	DCC PLC	4,383	416
I-CABLE Communications, Ltd. (Æ)	68,040	2	Willis Towers Watson PLC(Æ)	14,248	2,295
Jardine Matheson Holdings, Ltd.	6,500	417	XL Group, Ltd.	39,350	1,592
Jardine Strategic Holdings, Ltd.	17,700	743			4,399
Kingboard Chemical Holdings, Ltd.	184,500	1,094
Link Real Estate Investment Trust(ö)	68,000	573	Israel - 0.1%
MTR Corp. , Ltd. (Þ)(Å)	24,500	142	Bank Hapoalim BM	47,764	338
New World Development Co. , Ltd.	360,000	537	Bank Leumi Le-Israel BM	66,942	371
Nine Dragons Paper Holdings, Ltd.	325,000	597	Mizrahi Tefahot Bank, Ltd.	27,841	503
Power Assets Holdings, Ltd.	9,500	82	Nice, Ltd.	600	49
Semiconductor Manufacturing					1,261
International Corp. (Æ)	533,000	816
Shenzhen International Holdings, Ltd.	18	—	Italy - 1.5%
Sino Land Co. , Ltd.	298,000	515	Assicurazioni Generali SpA	33,808	616
Skyworth Digital Holdings, Ltd.	1,032,000	475	Atlantia SpA	13,311	434
Sun Hung Kai Properties, Ltd.	40,000	654	Davide Campari-Milano SpA	22,470	180
Swire Pacific, Ltd. Class A	56,000	554	Enel SpA	739,735	4,588
Swire Properties, Ltd.	146,800	496	ENI SpA - ADR	268,220	4,383
WH Group, Ltd. (Þ)	1,395,782	1,414	Intesa Sanpaolo SpA	249,487	839
Wharf Holdings, Ltd. (The)	32,878	300	Leonardo SpA	28,581	494
Yue Yuen Industrial Holdings, Ltd.	179,395	690	Snam Rete Gas SpA	61,480	314
		33,665	Telecom Italia SpA(Æ)	2,344,383	2,032
			UniCredit SpA(Æ)	114,771	2,193
Hungary - 0.2%			Unione di Banche Italiane SpA	95,997	450
MOL Hungarian Oil and Gas PLC	32,328	387	Unipol Gruppo Finanziario SpA	111,971	505
OTP Bank PLC	48,928	1,972			17,028
		2,359
			Japan – 11.0%
India - 2.3%			Activia Properties, Inc. (ö)	81	317
Adani Ports & Special Economic Zone,			Aeon Co. , Ltd.	21,600	334
Ltd.	158,138	1,052	Aisin Seiki Co. , Ltd.	4,100	212
Bharti Infratel, Ltd.	282,398	1,932	Alfresa Holdings Corp.	2,400	46
Britannia Industries, Ltd.	11,758	842	Aozora Bank, Ltd.	3,300	129
HDFC Bank, Ltd. - ADR	37,043	3,419	As One Corp.	15,674	862
ICICI Bank, Ltd. - ADR	142,436	1,303	Asahi Glass Co. , Ltd.	14,000	550
Infosys, Ltd. - ADR	152,177	2,260	Asahi Group Holdings, Ltd.	10,400	474
Mahindra & Mahindra Financial			Asahi Kasei Corp.	38,000	462
Services, Ltd.	235,252	1,568	BML, Inc.	59,700	1,322

See accompanying notes which are an integral part of the financial statements.

326 Tax-Managed International Equity Fund

Russell Investment Company
Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Bridgestone Corp.	13,000	621	Murata Manufacturing Co. , Ltd.	5	1
Canon, Inc.	11,406	428	Nakanishi, Inc.	18,959	859
Central Japan Railway Co.	1,200	217	NEC Corp.	11,900	326
Cosel Co. , Ltd.	161,977	2,237	NHK Spring Co. , Ltd.	38,600	441
Dai Nippon Printing Co. , Ltd.	14,000	336	Nidec Corp.	2,800	371
Dai-ichi Life Holdings, Inc.	160,785	3,087	Nikon Corp.	8,800	167
Daiichi Sankyo Co. , Ltd.	7,300	168	Nintendo Co. , Ltd.	3,075	1,198
Daikin Industries, Ltd.	4,300	476	Nippon Express Co. , Ltd.	3,800	242
Daiseki Co. , Ltd.	43,900	1,089	Nippon Fine Chemical Co. , Ltd.(Å)	48,992	459
Daito Trust Construction Co. , Ltd.	1,100	192	Nippon Telegraph & Telephone Corp.	15,400	746
Daiwa House Industry Co. , Ltd.	13,200	484	Nissan Motor Co. , Ltd.	43,200	420
Denso Corp.	4,542	250	Nitori Holdings Co. , Ltd.	9,600	1,390
East Japan Railway Co.	3,400	330	Nitto FC Co. , Ltd.(Å)	46,452	351
Ebara Corp.	87,600	3,158	Nomura Holdings, Inc.	19,000	110
FamilyMart UNY Holdings Co. , Ltd.	800	46	NSK, Ltd.	37,400	540
FANUC Corp.	16,223	3,803	NTT DOCOMO, Inc.	37,099	896
Fuji Heavy Industries, Ltd.	4,800	165	Obayashi Corp.	14,000	182
FUJIFILM Holdings Corp.	5,121	209	Obic Co. , Ltd.	300	20
Fujitsu, Ltd.	701,146	5,424	Oriental Land Co. , Ltd.	5,700	456
Hankyu Hanshin Holdings, Inc.	10,300	402	ORIX Corp.	26,035	449
Hitachi, Ltd.	60,000	477	Osaka Gas Co. , Ltd.	7,400	143
Honda Motor Co. , Ltd.	285,565	8,932	Otsuka Holdings Co. , Ltd.	7,400	310
Hoshizaki Corp.	1,400	133	Panasonic Corp.	36,000	544
Icom, Inc.(Å)	26,600	618	Recruit Holdings Co. , Ltd.	21,900	536
Iida Group Holdings Co. , Ltd.	12,600	242	Resona Holdings, Inc.	98,500	533
Inpex Corp.	420,100	4,470	Secom Co. , Ltd.	34,263	2,602
Isuzu Motors, Ltd.	274,100	4,014	Secom Joshinetsu Co. , Ltd.(Å)	24,000	808
ITOCHU Corp.	92,918	1,630	Sekisui Chemical Co. , Ltd.	28,000	565
Iyo Bank, Ltd. (The)	46,700	404	Sekisui House, Ltd.	19,500	364
Japan Post Bank Co. , Ltd.	27,688	351	Seven & i Holdings Co. , Ltd.	12,335	499
Japan Retail Fund Investment Corp. (ö)	192	341	Shimadzu Corp.	3,000	63
Japan Tobacco, Inc.	6,000	198	Shimano, Inc.	20,887	2,843
JX Holdings, Inc.	91,400	470	Shin-Etsu Chemical Co. , Ltd.	2,500	265
Kajima Corp.	25,000	259	Shingakukai Co. , Ltd.(Å)	62,300	360
Kamigumi Co. , Ltd.	16,000	383	Shinsei Bank, Ltd.	22,000	371
Kansai Electric Power Co. , Inc. (The)	42,600	583	SoftBank Group Corp.	12,792	1,132
Kao Corp.	3,700	224	Sojitz Corp.	110,200	333
KDDI Corp.	23,400	626	Sompo Japan Nipponkoa Holdings, Inc.	113,301	4,530
Keyence Corp.	15,600	8,632	Sony Corp.	89,200	3,883
Kikkoman Corp.	2,000	69	Sumitomo Chemical Co. , Ltd.	69,000	487
Kirin Holdings Co. , Ltd.	18,600	444	Sumitomo Corp.	45,600	660
Kitagawa Industries Co. , Ltd.(Å)	40,500	483	Sumitomo Electric Industries, Ltd.	15,700	268
Komatsu, Ltd.	17,300	569	Sumitomo Mitsui Financial Group, Inc.	95,302	3,835
Kuraray Co. , Ltd.	28,500	563	Sumitomo Mitsui Trust Holdings, Inc.	11,100	439
Kuroda Electric Co. , Ltd.	35,251	627	Suntory Beverage & Food, Ltd.	7,000	321
Kyocera Corp.	9,300	619	Suzuki Motor Corp.	10,100	553
Kyushu Electric Power Co. , Inc.	37,000	421	Taisei Corp.	8,200	452
Marubeni Corp.	66,000	442	Taisho Pharmaceutical Holdings Co. ,
Medipal Holdings Corp.	2,600	48	Ltd.	14,200	1,081
MEIJI Holdings Co. , Ltd.	400	33	Takeda Pharmaceutical Co. , Ltd.	7,800	439
Mitsubishi Chemical Holdings Corp.	43,600	457	Terumo Corp.	1,300	54
Mitsubishi Corp.	18,400	431	Tokio Marine Holdings, Inc.	4,700	203
Mitsubishi Electric Corp.	13,000	223	Tokyo Electric Power Co. Holdings, Inc.
Mitsubishi Heavy Industries, Ltd.	13,000	508	(Æ)	33,100	136
Mitsubishi UFJ Financial Group, Inc.	641,816	4,364	Tokyo Gas Co. , Ltd.	16,600	414
Mitsui & Co. , Ltd.	40,200	601	Toppan Printing Co. , Ltd.	34,000	344
Mizuho Financial Group, Inc.	173,500	316	Toray Industries, Inc.	45,000	456
MS&AD Insurance Group Holdings, Inc.	16,000	540	Toyota Motor Corp.	47,200	2,931

See accompanying notes which are an integral part of the financial statements.

Tax-Managed International Equity Fund 327

Russell Investment Company
Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Toyota Tsusho Corp.	5,300	193	Akzo Nobel NV	5,708	517
Transcosmos, Inc.	56,700	1,319	ASM International NV	5,539	371
Unicharm Corp.	55,888	1,271	ASML Holding NV	2,690	485
West Japan Railway Co.	22,100	1,558	Heineken Holding NV	4,865	452
Yamada Denki Co. , Ltd.	25,400	135	Heineken NV	3,822	372
		120,432	ING Groep NV	261,208	4,824
			Koninklijke Ahold Delhaize NV	18,124	341
Jersey - 0.2%			Koninklijke DSM NV	7,573	646
Experian PLC	22,139	466	Koninklijke KPN NV	682,045	2,354
Glencore PLC(Æ)	336,163	1,619	Koninklijke Philips NV	16,990	691
Wolseley PLC - ADR	8,810	614	NN Group NV	10,510	440
		2,699	Royal Dutch Shell PLC Class A	185,875	5,850
			VEON, Ltd. (Æ)	87,346	342
Kazakhstan - 0.0%			Wolters Kluwer NV	9,140	448
KazMunaiGas Exploration Production			Yandex NV Class A(Æ)	25,355	858
JSC - GDR(Æ)	24,480	251			20,461

Luxembourg - 0.2%			New Zealand - 0.0%
ArcelorMittal SA(Æ)	42,023	1,204	Fonterra Co. -operative Group, Ltd.	35,614	155
Globant SA(Æ)	11,264	425
MHP SE - GDR	19,359	217	Norway - 0.4%
Tenaris SA	45,498	622	DNB ASA	35,639	687
Ternium SA - ADR	9,542	296	Orkla ASA	258,440	2,530
		2,764	Telenor ASA	78,562	1,668
					4,885
Malaysia - 0.1%
Tenaga Nasional BHD	122,000	433	Peru - 0.1%
UEM Sunrise BHD(Æ)	967,200	254	Cia de Minas Buenaventura SAA - ADR	114,574	1,580
		687
			Philippines - 0.1%
Mexico - 1.4%			BDO Unibank, Inc.	443,490	1,179
America Movil SAB de CV	6,072,159	5,238	PLDT, Inc.	13,135	435
America Movil SAB de CV Class L					1,614
- ADR	38,529	660
Cemex SAB de CV - ADR(Æ)	92,936	754	Poland - 0.3%
Coca-Cola Femsa SAB de CV	42,352	286	KGHM Polska Miedz SA	42,858	1,445
Coca-Cola Femsa SAB de CV - ADR	15,194	1,040	Polski Koncern Naftowy ORLEN SA	6,442	228
Fomento Economico Mexicano SAB de			Powszechny Zaklad Ubezpieczen SA	69,076	891
CV - ADR	8,120	713	Synthos SA	378,643	513
Gruma SAB de CV Class B	8,650	113			3,077
Grupo Cementos de Chihuahua SAB
de CV	60,981	291	Portugal - 0.1%
Grupo Fin Santander ADR B - ADR	59,153	498	Energias de Portugal SA	81,906	292
Grupo Financiero Banorte SAB de CV			Sonae SGPS SA	419,494	503
Class O	106,441	632			795
Grupo Televisa SAB - ADR	156,615	3,428
Grupo Televisa SAB	42,829	187	Russia - 1.8%
Industrias Bachoco SAB de CV	72,421	356	Gazprom PJSC - ADR	822,571	3,532
Megacable Holdings SAB de CV	130,457	516	Lukoil PJSC - ADR	56,390	2,995
Promotora y Operadora de			Magnit PJSC - GDR	47,858	1,355
Infraestructura SAB de CV	5,741	55	MMC Norilsk Nickel PJSC - ADR	23,753	437
Wal-Mart de Mexico SAB de CV	54,131	121	Mobile TeleSystems PJSC - ADR	27,882	296
		14,888	Novolipetsk Steel PJSC - GDR	103,423	2,385
			Rosneft Oil Co. - GDR	74,880	410
Netherlands - 1.9%			Sberbank of Russia PJSC - ADR	231,473	3,321
Aalberts Industries NV	2,677	132	Severstal PJSC - GDR	9,552	146
ABN AMRO Group NV(Þ)	20,333	628	Surgutneftegas OAO – ADR(Å)	43,607	216
Aegon NV	55,283	327	Tatneft PJSC - ADR	39,254	1,767
AerCap Holdings NV(Æ)	7,284	383

See accompanying notes which are an integral part of the financial statements.

328 Tax-Managed International Equity Fund

Russell Investment Company
Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
X5 Retail Group NV - GDR(Æ)	69,444	2,854	SK Hynix, Inc.	27,293	2,007
		19,714	SK Telecom Co. , Ltd. - ADR	86,169	2,252
			S-Oil Corp.	5,336	613
Singapore - 1.0%			Woori Bank	23,620	346
CapitaLand Commercial Trust, Ltd. (Æ)					69,184
(ö)	351,300	447
CapitaLand, Ltd.	68,100	183	Spain - 1.0%
DBS Group Holdings, Ltd.	34,000	568	Abertis Infraestructuras SA	27,820	602
Oversea-Chinese Banking Corp. , Ltd.	108,300	946	Amadeus IT Group SA Class A	26,235	1,779
Singapore Telecommunications, Ltd.	2,021,678	5,572	Banco Bilbao Vizcaya Argentaria SA
United Overseas Bank, Ltd.	49,100	887	- ADR	49,164	430
Wilmar International, Ltd.	1,178,100	2,930	Banco de Sabadell SA - ADR	97,347	195
		11,533	Banco Santander SA - ADR	161,188	1,094
			Bankia SA	469,322	2,241
South Africa - 0.3%			CaixaBank SA	37,506	176
Aspen Pharmacare Holdings, Ltd.	27,919	632	Enagas SA	16,027	462
Bidvest Group, Ltd. (The)	54,688	664	Endesa SA - ADR	8,418	193
Naspers, Ltd. Class N	2,031	502	Gas Natural SDG SA	23,314	499
Novus Holdings, Ltd.	702	—	Iberdrola SA	97,488	788
Resilient Property Income(Æ)	37,971	378	Industria de Diseno Textil SA	19,076	713
Sasol, Ltd. - ADR	11,004	323	Mapfre SA	121,880	399
Shoprite Holdings, Ltd. - ADR	16,874	241	Repsol SA - ADR	38,560	723
Vodacom Group, Ltd. - ADR	27,565	299	Telefonica SA - ADR	42,914	450
		3,039			10,744

South Korea - 6.3%			Sweden - 1.7%
BGF retail Co. , Ltd. (Š)	12,414	876	Assa Abloy AB Class B	4,860	102
CLIO Cosmetics Co. , Ltd.(Å)	44,310	1,352	Castellum AB	24,958	401
Daelim Industrial Co. , Ltd.	5,369	400	Essity Aktiebolag Class B(Æ)	5,320	159
Dongbu Insurance Co. , Ltd.	23,320	1,469	Hufvudstaden AB Class A	3,405	56
E-MART, Inc.	7,767	1,554	L E Lundbergforetagen AB Class B	8,737	682
Grand Korea Leisure Co. , Ltd.	73,596	1,839	Nordea Bank AB	72,912	882
GS Holdings Corp.	5,078	300	Skandinaviska Enskilda Banken AB
Hana Financial Group, Inc.	158,460	6,795	Class A	37,417	460
Hankook Tire Co. , Ltd.	30,812	1,485	Svenska Cellulosa AB SCA Class B	5,320	50
Hyundai Engineering & Construction			Svenska Handelsbanken AB Class A	252,135	3,609
Co. , Ltd.	17,823	603	Swedbank AB Class A	23,013	572
Hyundai Mobis Co. , Ltd.	1,302	309	Swedish Match AB	181,813	6,846
Hyundai Motor Co.	38,870	5,587	Telefonaktiebolaget LM Ericsson Class B	655,892	4,131
Hyundai Robotics Co. , Ltd. (Æ)	4,890	1,972	Telia Co. AB	94,818	438
ING Life Insurance Korea, Ltd. (Þ)	64,373	2,759	Trelleborg AB Class B	17,236	426
KB Financial Group, Inc.	71,497	3,733			18,814
KB Financial Group, Inc. - ADR	14,261	749
KT Corp. - ADR	22,709	327	Switzerland - 7.3%
KT&G Corp.	20,621	1,951	ABB, Ltd.	193,707	5,069
Kumho Petrochemical Co. , Ltd.	19,260	1,197	Actelion, Ltd. (Æ)	1,338	374
LG Chem, Ltd.	1,990	718	Adecco SA	7,534	598
LG Innotek Co. , Ltd.	3,740	576	Allreal Holding AG(Æ)	1,934	323
LG Uplus Corp.	77,245	887	Baloise Holding AG	3,248	512
Lotte Chilsung Beverage Co. , Ltd.	198	244	Basellandschaftliche Kantonalbank	221	201
Lotte Confectionery Co. , Ltd.	12,776	848	Basler Kantonalbank	4,642	324
Lotte Confectionery Co. , Ltd. (Æ)	1,159	192	Chocoladefabriken Lindt & Spruengli
Lotte Shopping Co. , Ltd.	2,615	527	AG	20	434
POSCO	21,652	6,305	Cie Financiere Richemont SA	67,324	6,214
Samsung Electronics Co. , Ltd.	6,126	15,081	Credit Suisse Group AG(Æ)	199,964	3,156
Samsung Engineering Co. , Ltd. (Æ)	80,405	880	Flughafen Zurich AG	6,031	1,313
Samsung Life Insurance Co. , Ltd.	8,594	1,036	Geberit AG	7,430	3,367
Shinhan Financial Group Co. , Ltd.	31,442	1,415	Georg Fischer AG	393	485

See accompanying notes which are an integral part of the financial statements.

Tax-Managed International Equity Fund 329

Russell Investment Company
Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Givaudan SA	227	507	Polyplex Thailand PCL	77,200	977
Idorsia, Ltd. (Æ)	1,338	26	PTT Global Chemical PCL	437,400	1,053
Kuehne & Nagel International AG	897	157			2,905
LafargeHolcim, Ltd. (Æ)	10,796	610
Lonza Group AG(Æ)	163	43	Turkey - 0.7%
Nestle SA	162,498	13,672	Akbank TAS	334,079	883
Novartis AG	159,996	13,197	Anadolu Efes Biracilik Ve Malt Sanayii
Partners Group Holding AG	81	54	AS	40,690	236
Roche Holding AG	62,278	14,398	Haci Omer Sabanci Holding AS	635,144	1,764
Schindler Holding AG	20,479	4,634	Turk Hava Yollari AO(Æ)	303,828	832
SGS SA	192	474	Turkcell Iletisim Hizmetleri AS	211,058	789
Sika AG	56	415	Turkcell Iletisim Hizmetleri AS - ADR	51,866	487
St. Galler Kantonalbank AG	637	288	Turkiye Garanti Bankasi AS	100,164	275
STMicroelectronics NV	67,677	1,594	Turkiye Is Bankasi Class C	920,021	1,732
Straumann Holding AG	153	107	Turkiye Sise ve Cam Fabrikalari AS	480,233	564
Swiss Life Holding AG(Æ)	1,875	653			7,562
Swiss Re AG	8,390	790
Swisscom AG	746	377	United Arab Emirates - 0.3%
TE Connectivity, Ltd.	2,475	225	Air Arabia PJSC	753,672	254
UBS Group AG(Æ)	235,200	4,007	Aldar Properties PJSC	1,282,082	831
Wizz Air Holdings PLC(Æ)(Þ)	14,778	643	Emaar Properties PJSC	929,606	2,105
Zurich Insurance Group AG	2,803	856			3,190
		80,097
			United Kingdom - 14.4%
Taiwan - 3.1%			3i Group PLC	38,290	489
Advanced Semiconductor Engineering,			Anglo American PLC	59,312	1,118
Inc. - ADR	70,342	433	Antofagasta PLC	386,807	4,902
Chang Hwa Commercial Bank, Ltd.	382,872	208	AstraZeneca PLC	11,575	784
China Development Financial Holding			Aviva PLC	365,243	2,451
Corp.	1,711,000	525	Babcock International Group PLC	48,469	522
China Life Insurance Co. , Ltd.	294,736	279	BAE Systems PLC	762,150	6,005
Chipbond Technology Corp.	1,000	2	Barclays PLC	801,723	1,979
Chunghwa Telecom Co. , Ltd. - ADR	11,428	389	BBA Aviation PLC	549,497	2,324
Compal Electronics, Inc.	1,766,178	1,305	Berkeley Group Holdings PLC	12,027	598
CTBC Financial Holding Co. , Ltd.	662,000	425	BGEO Group PLC	9,468	447
Delta Electronics, Inc.	97,000	468	BHP Billiton PLC	47,929	866
E. Sun Financial Holding Co. , Ltd.	19,411	12	BP PLC	214,116	1,451
Hon Hai Precision Industry Co. , Ltd.			BP PLC - ADR	95,157	3,870
– GDR(Å)	554,716	4,156	British American Tobacco PLC	17,486	1,129
Hota Industrial Manufacturing Co. , Ltd.	281,442	1,312	BT Group PLC	49,718	172
Largan Precision Co. , Ltd.	13,421	2,561	Bunzl PLC	69,522	2,166
Lite-On Technology Corp.	191,000	270	CNH Industrial NV	29,387	375
MediaTek, Inc.	99,000	1,126	Coca-Cola European Partners PLC	13,539	553
Merry Electronics Co. , Ltd.	174,000	1,342	Compass Group PLC	32,013	703
Pegatron Corp.	522,000	1,357	Diageo PLC	335,465	11,453
Quanta Computer, Inc.	349,000	824	Direct Line Insurance Group PLC	91,569	452
Realtek Semiconductor Corp.	339,000	1,278	Foxtons Group PLC(Å)	1,002,267	1,055
Taiwan Semiconductor Manufacturing			G4S PLC	84,001	313
Co. , Ltd. - ADR	282,514	11,958	Galiform PLC	353,348	1,924
Tripod Technology Corp.	129,000	476	GKN PLC	88,326	372
United Microelectronics Corp. - ADR	114,497	298	GlaxoSmithKline PLC - ADR	290,543	5,220
Win Semiconductors Corp.	209,822	1,718	Halma PLC	7,340	115
Winbond Electronics Corp.	938,000	816	HSBC Holdings PLC	584,416	5,699
		33,538	Imperial Tobacco Group PLC	101,819	4,154
			Inchcape PLC	41,092	426
Thailand - 0.3%			InterContinental Hotels Group PLC(Æ)	84,247	4,675
Bangkok Bank PCL	93,200	566	Intertek Group PLC	83,138	5,985
Land & Houses PCL	941,556	309	Investec PLC	60,762	416

See accompanying notes which are an integral part of the financial statements.

330 Tax-Managed International Equity Fund

Russell Investment Company
Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
J Sainsbury PLC	895,248	2,885	Mail. Ru Group, Ltd. - GDR(Æ)	10,208		332
John Wood Group PLC	156,163	1,476				1,108
KAZ Minerals PLC(Æ)	171,893	1,856
Land Securities Group PLC(ö)	25,542	328	Total Common Stocks
Legal & General Group PLC	190,706	677	(cost $802,513)			1,011,091
Lloyds Banking Group PLC	4,985,788	4,521
Lookers PLC	593,485	828
LSL Property Services PLC(Å)	563,344	1,759	Preferred Stocks - 1.4%
Man Group PLC	210,369	541	Brazil - 0.0%
			Investimentos Itau SA
Meggitt PLC	445,552	3,063	0.577%(Ÿ)	143,199		459
Michael Page International PLC	371,766	2,306

National Grid PLC	32,220	388	Colombia - 0.1%
Next PLC	7,350	480	Banco Davivienda SA
Old Mutual PLC	74,934	190	3.175%(Ÿ)	76,887		758
Persimmon PLC Class A	15,025	559

Prudential PLC	18,020	444	Germany - 1.0%
Reckitt Benckiser Group PLC	4,750	425	Funchs Petrolub SE
RELX NV	17,024	384	1.808%(Ÿ)	41,428		2,326
RELX PLC	18,102	416	Henkel AG & Co. KGaA
Rio Tinto PLC	4,260	201	1.327%(Ÿ)	4,333		608
Rolls-Royce Holdings PLC(Æ)	2,218,447	613	Man SE
Rotork PLC	856,610	2,988	3.265%(Ÿ)	2,936		319
Royal Bank of Scotland Group PLC(Æ)	1,564,613	5,874	Porsche Automobil Holding SE
Royal Dutch Shell PLC Class A	61,537	1,932	1.568%(Ÿ)	6,006		436
Royal Dutch Shell PLC Class B	93,501	3,009	Volkswagen AG
RSA Insurance Group PLC	160,744	1,343	1.258%(Ÿ)	32,869		5,968
Scottish & Southern Energy PLC	10,536	193				9,657
Smith & Nephew PLC	11,499	217
Smiths Group PLC	62,814	1,310	Japan - 0.0%
Spirax-Sarco Engineering PLC	51,490	3,862	Shinkin Central Bank Class A
Standard Chartered PLC(Æ)	347,595	3,461	2.792%(Ÿ)	78		160
Standard Life Aberdeen PLC	57,936	331
Stock Spirits Group PLC(Å)	733,597	2,455	South Korea - 0.3%
Tate & Lyle PLC	34,713	298	Samsung Electronics Co. , Ltd.
Tesco PLC	1,353,874	3,260	1.199%(Ÿ)	1,911		3,825
Travis Perkins PLC	300,344	6,065
Tullow Oil PLC(Æ)	1,141,090	2,760	Total Preferred Stocks
Unilever NV	172,609	10,029
Unilever PLC	15,866	900	(cost $12,209)			14,859
Vertu Motors PLC	743,323	444
Vodafone Group PLC	2,497,954	7,147	Warrants & Rights - 0.2%
Wm Morrison Supermarkets PLC	120,368	358	United Kingdom - 0.2%
		157,739	HSBC Bank PLC(Æ)
			2017 Warrants	48,013		607
United States - 1.2%			HSBC Bank PLC(Æ)
Carnival PLC	6,909	455	2018 Warrants	49,376		433
Gran Tierra Energy, Inc. (Æ)	168,831	368	HSBC Bank PLC(Æ)
IHS Markit, Ltd. (Æ)	77,188	3,289	2020 Warrants	131,618		1,376
MercadoLibre, Inc.	2,183	525
Mylan NV(Æ)	137,281	4,901	Total Warrants & Rights
News Corp. Class A	166,817	2,279	(cost $2,565)			2,416
PriceSmart, Inc.	3,193	268

Wausau Paper Corp.	72,067	1,274	Short-Term Investments - 4.2%
		13,359	United States - 4.2%
			U. S. Cash Management Fund(@)	46,397,897	(8)	46,403
Virgin Islands, British - 0.1%			Total Short-Term Investments
Arcos Dorados Holdings, Inc. Class
A(Æ)	77,637	776	(cost $46,403)			46,403

See accompanying notes which are an integral part of the financial statements.

Tax-Managed International Equity Fund 331

Russell Investment Company
Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
Principal	Fair
Amount ($)	Value
or Shares	$

Total Investments 98.1%
(identified cost $863,690)	1,074,769

Other Assets and Liabilities, Net
- 1.9	21,104
Net Assets - 100.0%	1,095,873

See accompanying notes which are an integral part of the financial statements.

332 Tax-Managed International Equity Fund

Russell Investment Company
Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
1.4%
Brookfield Real Estate Services, Inc.	09/21/15	CAD	91,867	11.82	1,086	1,161
CLIO Cosmetics Co. , Ltd.	08/16/17	KRW	44,310	28.55	1,265	1,352
Foxtons Group PLC	02/10/17	GBP	1,002,267	1.30	1,300	1,055
Hon Hai Precision Industry Co. , Ltd.	06/11/15		554,716	5.56	3,083	4,156
Icom, Inc.	10/26/15	JPY	26,600	22.02	586	618
Kitagawa Industries Co. , Ltd.	06/03/15	JPY	40,500	10.46	424	483
LSL Property Services PLC	11/09/16	GBP	563,344	2.75	1,548	1,759
MAN SE	07/12/17	EUR	2,936	107.38	315	319
MTR Corp. , Ltd.	10/02/15	HKD	24,500	4.33	106	142
Nippon Fine Chemical Co. , Ltd.	10/26/15	JPY	48,992	7.33	359	459
Nitto FC Co. , Ltd.	06/03/15	JPY	46,452	7.37	342	351
Secom Joshinetsu Co. , Ltd.	06/04/15	JPY	24,000	31.20	749	808
Shingakukai Co. , Ltd.	04/19/17	JPY	62,300	5.25	327	360
Stock Spirits Group PLC	03/11/16	GBP	733,597	2.35	1,721	2,455
Surgutneftegas OAO	11/09/16		43,607	4.69	204	216
						15,694
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2017

Futures Contracts

Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
EURO STOXX 50 Index Futures			951	EUR	34,978	12/17	2,212
MSCI EAFE Mini Index Futures			211	USD	21,178	12/17	462
MSCI Emerging Markets Mini Index Futures			116	USD	6,520	12/17	136
TOPIX Index Futures			432	JPY	7,616,160	12/17	4,639
Short Positions
FTSE 100 Index Futures			440	GBP	32,857	12/17	(395)
Hang Seng Index Futures			90	HKD	126,900	11/17	44
MSCI Emerging Markets Mini Index Futures			194	USD	10,905	12/17	(257)
S&P 500 E-Mini Index Futures			213	USD	27,399	12/17	(1,113)
SPI 200 Index Futures			96	AUD	14,131	12/17	(17)
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							5,711

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
	Amount			Amount			(Depreciation)
Counterparty	Sold			Bought		Settlement Date	$
Bank of America	USD	2,700		JPY	300,000	12/20/17	(56)
Bank of America	USD	17,588		JPY	2,000,000	12/20/17	43
Bank of America	AUD	721		USD	555	11/01/17	3
Bank of America	AUD	13,300		USD	10,193	12/20/17	19
Bank of America	CHF	1,242		USD	1,248	11/01/17	3
Bank of America	CHF	2,000		USD	2,058	12/20/17	47
Bank of America	DKK	1,420		USD	222	11/01/17	—
Bank of America	DKK	2,000		USD	317	12/20/17	3
Bank of America	EUR	1,007		USD	1,172	11/01/17	—
Bank of America	EUR	300		USD	355	12/20/17	5
Bank of America	EUR	13,000		USD	15,213	12/20/17	28
Bank of America	GBP	1,299		USD	1,715	11/01/17	(10)
Bank of America	GBP	6,500		USD	8,572	12/20/17	(75)
Bank of America	HKD	13,267		USD	1,701	11/01/17	—
Bank of America	HKD	5,000		USD	641	12/20/17	—
Bank of America	HKD	7,000		USD	898	12/20/17	—
Bank of America	JPY	108,622		USD	961	11/01/17	5
Bank of America	JPY	20,000		USD	178	12/20/17	2
Bank of America	MXN	1,812		USD	94	11/01/17	—
Bank of America	SEK	3,671		USD	439	11/01/17	1
Bank of America	SGD	330		USD	242	11/01/17	—
Bank of Montreal	USD	3,828		AUD	5,000	12/20/17	(3)
Bank of Montreal	USD	6,787		AUD	8,460	12/20/17	(315)
Bank of Montreal	USD	7,163		CAD	8,710	12/20/17	(408)
Bank of Montreal	USD	12,847		EUR	11,000	12/20/17	2
Bank of Montreal	USD	13,131		EUR	10,875	12/20/17	(429)
Bank of Montreal	USD	7,902		GBP	6,000	12/20/17	79
Bank of Montreal	USD	2,133		HKD	16,625	12/20/17	—
Bank of Montreal	USD	10,850		JPY	1,172,910	12/20/17	(511)
Bank of Montreal	CHF	8,180		USD	8,650	12/20/17	423
Bank of Montreal	GBP	6,152		USD	8,081	12/20/17	(102)
Bank of Montreal	HKD	27,500		USD	3,528	12/20/17	—

See accompanying notes which are an integral part of the financial statements.

334 Tax-Managed International Equity Fund

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Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of Montreal	JPY	1,750,000	USD	15,386	12/20/17	(40)
Bank of Montreal	NOK	13,138	USD	1,701	12/20/17	90
Brown Brothers Harriman	USD	6,789	AUD	8,460	12/20/17	(317)
Brown Brothers Harriman	USD	7,178	CAD	8,710	12/20/17	(423)
Brown Brothers Harriman	USD	3,015	EUR	2,500	12/20/17	(95)
Brown Brothers Harriman	USD	13,135	EUR	10,875	12/20/17	(432)
Brown Brothers Harriman	USD	514	HKD	4,000	12/20/17	(1)
Brown Brothers Harriman	USD	2,133	HKD	16,625	12/20/17	—
Brown Brothers Harriman	USD	10,886	JPY	1,172,910	12/20/17	(547)
Brown Brothers Harriman	CHF	8,180	USD	8,660	12/20/17	434
Brown Brothers Harriman	GBP	6,152	USD	8,083	12/20/17	(100)
Brown Brothers Harriman	HKD	27,500	USD	3,528	12/20/17	—
Brown Brothers Harriman	HUF	12,417	USD	46	11/02/17	—
Brown Brothers Harriman	NOK	13,138	USD	1,699	12/20/17	88
Citigroup	USD	6,795	AUD	8,460	12/20/17	(323)
Citigroup	USD	1,559	CAD	2,000	12/20/17	(8)
Citigroup	USD	7,183	CAD	8,710	12/20/17	(428)
Citigroup	USD	13,136	EUR	10,875	12/20/17	(433)
Citigroup	USD	2,133	HKD	16,625	12/20/17	—
Citigroup	USD	10,888	JPY	1,172,910	12/20/17	(549)
Citigroup	CHF	8,180	USD	8,652	12/20/17	426
Citigroup	GBP	6,152	USD	8,092	12/20/17	(91)
Citigroup	HKD	27,500	USD	3,528	12/20/17	1
Citigroup	NOK	4,000	USD	491	12/20/17	—
Citigroup	NOK	13,138	USD	1,701	12/20/17	90
Royal Bank of Canada	USD	6,795	AUD	8,460	12/20/17	(323)
Royal Bank of Canada	USD	7,178	CAD	8,710	12/20/17	(423)
Royal Bank of Canada	USD	13,146	EUR	10,875	12/20/17	(443)
Royal Bank of Canada	USD	2,134	HKD	16,625	12/20/17	(1)
Royal Bank of Canada	USD	10,893	JPY	1,172,910	12/20/17	(555)
Royal Bank of Canada	CHF	8,180	USD	8,665	12/20/17	439
Royal Bank of Canada	GBP	6,152	USD	8,091	12/20/17	(92)
Royal Bank of Canada	HKD	27,500	USD	3,529	12/20/17	2
Royal Bank of Canada	NOK	13,138	USD	1,700	12/20/17	90
State Street	USD	1,564	AUD	2,000	12/20/17	(34)
State Street	USD	3,433	GBP	2,615	12/20/17	45
State Street	USD	2,644	JPY	300,000	12/20/17	1
State Street	AED	277	USD	75	11/01/17	—
State Street	BRL	307	USD	94	11/01/17	—
State Street	DKK	33,000	USD	5,356	12/20/17	175
State Street	EUR	4,520	USD	5,456	12/20/17	177
State Street	JPY	321,540	USD	2,973	12/20/17	139
State Street	NOK	3,000	USD	376	12/20/17	8
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(4,699)

See accompanying notes which are an integral part of the financial statements.

Tax-Managed International Equity Fund 335

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Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Argentina	$4,698	$—	$—	$—	$4,698	0.4
Australia	—	15,505	—	—	15,505	1.4
Austria	—	1,709	—	—	1,709	0.2
Belgium	—	5,174	—	—	5,174	0.5
Bermuda	299	881	—	—	1,180	0.1
Brazil	27,511	—	—	—	27,511	2.5
Canada	36,032	—	—	—	36,032	3.3
Chile	1,913	—	—	—	1,913	0.2
China	26,870	56,191	582	—	83,643	7.6
Colombia	405	—	—	—	405	— *
Curacao	—	60	—	—	60	— *
Denmark	—	14,070	—	—	14,070	1.3
Egypt	—	1,432	—	—	1,432	0.1
Finland	—	2,820	—	—	2,820	0.3
France	—	77,383	—	—	77,383	7.1
Germany	—	42,245	—	—	42,245	3.9
Greece	—	1,801	—	—	1,801	0.2
Hong Kong	6,978	26,687	—	—	33,665	3.1
Hungary	—	2,359	—	—	2,359	0.2
India	9,370	15,400	—	—	24,770	2.3
Indonesia	—	3,214	—	—	3,214	0.3
Ireland	3,887	512	—	—	4,399	0.4
Israel	—	1,261	—	—	1,261	0.1
Italy	—	17,028	—	—	17,028	1.5
Japan	—	120,432	—	—	120,432	11.0
Jersey	—	2,699	—	—	2,699	0.2
Kazakhstan	251	—	—	—	251	— *
Luxembourg	721	2,043	—	—	2,764	0.2
Malaysia	—	687	—	—	687	0.1
Mexico	14,888	—	—	—	14,888	1.4
Netherlands	1,583	18,878	—	—	20,461	1.9
New Zealand	—	155	—	—	155	— *
Norway	—	4,885	—	—	4,885	0.4
Peru	1,580	—	—	—	1,580	0.1
Philippines	—	1,614	—	—	1,614	0.1
Poland	—	3,077	—	—	3,077	0.3
Portugal	—	795	—	—	795	0.1
Russia	512	19,202	—	—	19,714	1.8
Singapore	—	11,533	—	—	11,533	1.0
South Africa	—	3,039	—	—	3,039	0.3

See accompanying notes which are an integral part of the financial statements.

336 Tax-Managed International Equity Fund

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Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
South Korea	3,520	64,788	876	—	69,184	6.3
Spain	—	10,744	—	—	10,744	1.0
Sweden	—	18,814	—	—	18,814	1.7
Switzerland	572	79,525	—	—	80,097	7.3
Taiwan	13,078	20,460	—	—	33,538	3.1
Thailand	—	2,905	—	—	2,905	0.3
Turkey	487	7,075	—	—	7,562	0.7
United Arab Emirates	—	3,190	—	—	3,190	0.3
United Kingdom	4,423	153,316	—	—	157,739	14.4
United States	11,630	1,729	—	—	13,359	1.2
Virgin Islands, British	776	332	—	—	1,108	0.1
Preferred Stocks	1,217	13,642	—	—	14,859	1.4
Warrants & Rights	—	2,416	—	—	2,416	0.2
Short-Term Investments	—	—	—	46,403	46,403	4.2
Total Investments	173,201	853,707	1,458	46,403	1,074,769	98.1
Other Assets and Liabilities, Net						1.9
						100.0

Other Financial Instruments
Assets
Futures Contracts	7,493	—	—	—	7,493	0.7
Foreign Currency Exchange Contracts	13	2,855	—	—	2,868	0.3

Liabilities
Futures Contracts	(1,782)	—	—	—	(1,782)	(0.2)
Foreign Currency Exchange Contracts	(11)	(7,556)	—	—	(7,567)	(0.7)
Total Other Financial Instruments**	$5,713	$(4,701)	$—	$—	$1,012

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2017, were less than 1% of net assets.

Amounts in thousands

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2017

Fair Value
Sector Exposure	$
Consumer Discretionary	136,551
Consumer Staples	81,478
Energy	69,500
Financial Services	230,321
Health Care	67,473
Materials and Processing	100,683
Producer Durables	144,741
Technology	136,444
Utilities	58,759
Warrants and Rights	2,416
Short-Term Investments	46,403
Total Investments	1,074,769

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$2,868
Variation margin on futures contracts*	7,493	—
Total	$7,493	$2,868

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$1,782	$—
Unrealized depreciation on foreign currency exchange contracts	—	7,567
Total	$1,782	$7,567
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$7,636	$—
Foreign currency exchange contracts	—	3,316
Total	$7,636	$3,316

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$4,415	$—
Foreign currency exchange contracts	—	(3,866)
Total	$4,415	$(3,866)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$2,868	$—	$2,868
Total Financial and Derivative Assets		2,868	—	2,868
Financial and Derivative Assets not subject to a netting agreement		(12)	—	(12)
Total Financial and Derivative Assets subject to a netting agreement		$2,856	$—	$2,856

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$146	$130	$—	$16
Bank of Montreal	594	594	—	—
Brown Brothers Harriman	523	523	—	—
Citigroup	517	517	—	—
Royal Bank of Canada	531	531	—	—
State Street	545	34	—	511
Total	$2,856	$2,329	$—	$527

See accompanying notes which are an integral part of the financial statements.

340 Tax-Managed International Equity Fund

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Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	$7,567	$—	$7,567
Total Financial and Derivative Liabilities		7,567	—	7,567
Financial and Derivative Liabilities not subject to a netting agreement		(11)	—	(11)
Total Financial and Derivative Liabilities subject to a netting agreement		$7,556	$—	$7,556

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$130	$130	$—	$—
Bank of Montreal	1,808	594	—	1,214
Brown Brothers Harriman	1,915	523	—	1,392
Citigroup	1,832	517	—	1,315
Royal Bank of Canada	1,837	531	—	1,306
State Street	34	34	—	—
Total	$7,556	$2,329	$—	$5,227

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$863,690
Investments, at fair value(>)	1,074,769
Cash (restricted)(a)	12,254
Foreign currency holdings(^)	12,035
Unrealized appreciation on foreign currency exchange contracts	2,868
Receivables:
Dividends and interest	1,673
Dividends from affiliated funds	43
Fund shares sold	3,754
Foreign capital gains taxes recoverable	740
Total assets	1,108,136

Liabilities
Payables:
Due to broker (b)	1,940
Investments purchased	3
Fund shares redeemed	1,423
Accrued fees to affiliates	915
Other accrued expenses	146
Deferred capital gains tax liability	269
Unrealized depreciation on foreign currency exchange contracts	7,567
Total liabilities	12,263

Net Assets	$1,095,873

See accompanying notes which are an integral part of the financial statements.

342 Tax-Managed International Equity Fund

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Tax-Managed International Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$14,403
Accumulated net realized gain (loss)	(67,863)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	210,810
Futures contracts	5,711
Foreign currency exchange contracts	(4,699)
Foreign currency-related transactions	(57)
Shares of beneficial interest	976
Additional paid-in capital	936,592
Net Assets	$1,095,873

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.18
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.86
Class A — Net assets	$10,215,891
Class A — Shares outstanding ($. 01 par value)	913,429
Net asset value per share: Class C(#)	$11.09
Class C — Net assets	$4,362,045
Class C — Shares outstanding ($. 01 par value)	393,449
Net asset value per share: Class E(#)	$11.19
Class E — Net assets	$683,011
Class E — Shares outstanding ($. 01 par value)	61,054
Net asset value per share: Class M(#)	$11.25
Class M — Net assets	$58,829,903
Class M — Shares outstanding ($. 01 par value)	5,231,595
Net asset value per share: Class S(#)	$11.23
Class S — Net assets	$1,021,782,434
Class S — Shares outstanding ($. 01 par value)	90,959,398
Amounts in thousands
(^) Foreign currency holdings - cost	$12,115
(>) Investments in affiliates, U. S. Cash Management Fund	$46,403

(a) Cash Collateral for Futures	$12,254
(b) Due to Broker for Futures	$1,940
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

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Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$23,617
Dividends from affiliated funds	482
Interest	242
Less foreign taxes withheld	(2,334)
Total investment income	22,007

Expenses
Advisory fees	7,210
Administrative fees	409
Custodian fees	330
Distribution fees - Class A	17
Distribution fees - Class C	24
Transfer agent fees - Class A	13
Transfer agent fees - Class C	7
Transfer agent fees - Class E	15
Transfer agent fees - Class M	17
Transfer agent fees - Class S	1,644
Professional fees	99
Registration fees	136
Shareholder servicing fees - Class C	8
Shareholder servicing fees - Class E	19
Trustees’ fees	26
Printing fees	48
Miscellaneous	22
Expenses before reductions	10,044
Expense reductions	(740)
Net expenses	9,304
Net investment income (loss)	12,703

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	2,747
Investments in affiliated funds	(4)
Futures contracts	7,636
Foreign currency exchange contracts	3,316
Foreign currency-related transactions	198
Net realized gain (loss)	13,893
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	163,102
Investments in affiliated funds	(5)
Futures contracts	4,415
Foreign currency exchange contracts	(3,866)
Foreign currency-related transactions	(27)
Net change in unrealized appreciation (depreciation)	163,619
Net realized and unrealized gain (loss)	177,512
Net Increase (Decrease) in Net Assets from Operations	$190,215

See accompanying notes which are an integral part of the financial statements.

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,703	$8,554
Net realized gain (loss)	13,893	(35,172)
Net change in unrealized appreciation (depreciation)	163,619	45,666
Net increase (decrease) in net assets from operations	190,215	19,048

Distributions
From net investment income
Class A	(92)	(11)
Class C	(39)	(5)
Class E	(652)	(165)
Class S	(13,555)	(2,463)
Net decrease in net assets from distributions	(14,338)	(2,644)

Share Transactions*
Net increase (decrease) in net assets from share transactions	290,250	167,477
Total Net Increase (Decrease) in Net Assets	466,127	183,881

Net Assets
Beginning of period	629,746	445,865
End of period	$1,095,873	$629,746
Undistributed (overdistributed) net investment income included in net assets	$14,403	$12,338

See accompanying notes which are an integral part of the financial statements.

Tax-Managed International Equity Fund 345

Russell Investment Company
Tax-Managed International Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	575	$5,846	368	$3,301
Proceeds from reinvestment of distributions	9	84	1	10
Payments for shares redeemed	(100)	(1,033)	(43)	(384)
Net increase (decrease)	484	4,897	326	2,927
Class C
Proceeds from shares sold	214	2,148	187	1,633
Proceeds from reinvestment of distributions	4	37	—	5
Payments for shares redeemed	(92)	(910)	(56)	(500)
Net increase (decrease)	126	1,275	131	1,138
Class E
Proceeds from shares sold	134	1,212	693	6,054
Proceeds from reinvestment of distributions	73	651	19	164
Payments for shares redeemed	(3,739)	(34,581)	(346)	(3,011)
Net increase (decrease)	(3,532)	(32,718)	366	3,207
Class M(1)
Proceeds from shares sold	5,399	58,544	—	—
Payments for shares redeemed	(167)	(1,825)	—	—
Net increase (decrease)	5,232	56,719	—	—
Class S
Proceeds from shares sold	45,741	453,844	32,355	281,200
Proceeds from reinvestment of distributions	1,509	13,490	285	2,451
Payments for shares redeemed	(20,365)	(207,257)	(14,098)	(123,446)
Net increase (decrease)	26,885	260,077	18,542	160,205
Total increase (decrease)	29,195	$290,250	19,365	$167,477

(1) For the period March 17, 2017 (commencement of operations) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

346 Tax-Managed International Equity Fund

(This page intentionally left blank)

Russell Investment Company
Tax-Managed International Equity Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2017	9.19	. 13	2.05	2.18	(. 19)	(. 19)
October 31, 2016	9.09	. 13	. 02	. 15	(. 05)	(. 05)
October 31, 2015(4)	10.00	. 03	(. 94)	(. 91)	—	—

Class C
October 31, 2017	9.11	. 05	2.06	2.11	(. 13)	(. 13)
October 31, 2016	9.06	. 06	. 02	. 08	(. 03)	(. 03)
October 31, 2015(4)	10.00	(. 01)	(. 93)	(. 94)	—	—

Class E
October 31, 2017	9.18	—(f)	2.19	2.19	(. 18)	(. 18)
October 31, 2016	9.09	. 12	. 02	. 14	(. 05)	(. 05)
October 31, 2015(4)	10.00	. 02	(. 93)	(. 91)	—	—

Class M
October 31, 2017(9)	9.77	. 08	1.40	1.48	—	—

Class S
October 31, 2017	9.21	. 15	2.07	2.22	(. 20)	(. 20)
October 31, 2016	9.10	. 15	. 01	. 16	(. 05)	(. 05)
October 31, 2015(4)	10.00	. 04	(. 94)	(. 90)	—	—

See accompanying notes which are an integral part of the financial statements.

348 Tax-Managed International Equity Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

11.18	24.26	10,216	1.43	1.34	1.24	25
9.19	1.71	3,943	1.48	1.34	1.43	85
9.09	(9.10)	935	1.50	1.34	. 66	79

11.09	23.54	4,362	2.18	2.09	. 46	25
9.11	. 89	2,441	2.23	2.09	. 71	85
9.06	(9.40)	1,239	2.25	2.09	(. 16)	79

11.19	24.35	683	1.42	1.33	(. 03)	25
9.18	1.59	32,989	1.48	1.34	1.38	85
9.09	(9.10)	29,334	1.53	1.34	. 59	79

11.25	15.15	58,830	1.19	. 99	1.23	25

11.23	24.69	1,021,782	1.18	1.09	1.52	25
9.21	1.83	590,373	1.23	1.09	1.66	85
9.10	(9.00)	414,357	1.24	1.09	. 94	79

See accompanying notes which are an integral part of the financial statements.

Tax-Managed International Equity Fund 349

Russell Investment Company
Tax-Managed International Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$682,292
Administration fees	44,021
Distribution fees	4,734
Shareholder servicing fees	1,037
Transfer agent fees	178,198
Trustee fees	4,884
$915,166

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$36,675	$463,389	$453,652	$(4)	$(5)	$46,403	$482	$—
	$36,675	$463,389	$453,652	$(4)	$(5)	$46,403	$482	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$874,454,667
Unrealized Appreciation	$214,109,244
Unrealized Depreciation	(8,949,236)
Net Unrealized Appreciation (Depreciation)	$205,160,008
Undistributed Ordinary Income	$14,140,133
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(60,669,116)
Tax Composition of Distributions
Ordinary Income	$14,337,773

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$3,700
Accumulated net realized gain (loss)	(3,700)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

350 Tax-Managed International Equity Fund

Russell Investment Company
Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Global Opportunistic Credit Fund - Class A‡			Global Opportunistic Credit Fund - Class Y
	Total			Total
	Return			Return
1 Year	3.27%		1 Year	7.83%
5 Years	3.18	%§	5 Years	4.34	%§
Inception*	4.63	%§	Inception*	5.56	%§

Global Opportunistic Credit Fund - Class C			ICE BofAML Global High Yield Index (USD Hedged) ** C
	Total			Total
	Return			Return
1 Year	6.56%		1 Year	9.42%
5 Years	3.20	%§	5 Years	6.81	%§
Inception*	4.42	%§	Inception*	7.75	%§

Global Opportunistic Credit Fund - Class E			Global Opportunistic Credit Blended Benchmark ***
				Total
	Total			Return
	Return
1 Year	7.40%		1 Year	8.19%
5 Years	3.97	%§	5 Years	6.03	%§
Inception*	5.20	%§	Inception*	7.18	%§

Global Opportunistic Credit Fund - Class M‡‡
	Total
	Return
1 Year	7.68%
5 Years	4.25	%§
Inception*	5.47	%§

Global Opportunistic Credit Fund - Class S
	Total
	Return
1 Year	7.64%
5 Years	4.24	%§
Inception*	5.47	%§

Global Opportunistic Credit Fund 351

Russell Investment Company
Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Global Opportunistic Credit Fund (the “Fund”) employs	The fiscal year that ended October 31, 2017 began with the surprise
a multi-manager approach whereby portions of the Fund are	victory of Donald Trump in the November 2016 U. S. presidential
allocated to different money manager strategies. Fund assets not	election. This was followed by a risk on rally starting in January
allocated to money managers are managed by Russell Investment	2017 that saw U. S. credit spreads tighten, global growth improve
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	and conducive monetary policies from central banks. Overall, this
the allocation of the Fund’s assets among money managers at	proved positive for most fixed income sectors around the globe,
any time. An exemptive order from the Securities and Exchange	including those invested in by the Fund. Yield curves on global
Commission (“SEC”) permits RIM to engage or terminate a money	government bonds tended to flatten over the period supporting
manager at any time, subject to approval by the Fund’s Board,	longer maturity bonds and the asset class in general. Corporate
without a shareholder vote. Pursuant to the terms of the exemptive	and emerging sovereign credit markets suffered in November and
order, the Fund is required to notify its shareholders within 90	December 2016, but returns turned positive as the year went on
days of when a money manager begins providing services. As of	and eventually very significantly for emerging markets.
October 31, 2017, the Fund had six money managers.	High yield corporate credit was among the best-performing
What is the Fund’s investment objective?	segments of the global fixed income market, with the Bloomberg
The Fund seeks to provide total return.	Barclays Global High Yield Bond Index returning 10.04%. High yield spreads tightened over the fiscal year due to the strong global
How did the Fund perform relative to its benchmark for the	economy and investors searching for the slightest advantage
fiscal year ended October 31, 2017?	in yields. The credit rally in high yield markets was positive
For the fiscal year ended October 31, 2017, the Fund’s Class A,	for the Fund’s performance during the year. Overall, corporate
Class C, Class E, Class M, Class S, and Class Y Shares gained	credit was up globally (the Bloomberg Barclays Global Aggregate
7.32%, 6.56%, 7.40%, 7.68%, 7.64% and 7.83%, respectively.	Corporate Bond Index returned 5.04%), with particularly
This is compared to the Fund’s benchmark, the ICE BofAML	strong performance out of the industrial sector of the market.
Global High Yield Index (USD hedged), which gained 9.42%	Emerging market (“EM”) debt outperformed developed markets
during the same period. The Fund’s secondary benchmark,	(the Bloomberg Barclays EM Hard Currency Aggregate Bond
which is a composite index consisting of 60% ICE BofAML	Index returned 6.35%) as there was high demand for yield. The
Global High Yield Index (USD hedged) and 40% JP Morgan	Fund’s allocation to emerging markets debt was beneficial in this
EMBI Global Diversified Index, gained 8.19% during the same	environment. However, the Fund’s ex-benchmark allocation to
period. The secondary benchmark provides a means to compare	investment grade corporate debt and securitized bonds detracted.
the Fund’s average annual returns to a benchmark that is more
representative of the investment strategies pursued by the Fund.	How did the investment strategies and techniques employed
The Fund’s performance includes operating expenses, whereas	by the Fund and its money managers affect its benchmark-
index returns are unmanaged and do not include expenses of any	relative performance?
kind. For Share Classes with inception dates after November 1,	RIM’s asset allocation for the Fund detracted from benchmark
2016, annual returns reflect the returns of other Share Classes	relative performance over the period as a result of the Fund’s ex-
of the Fund for the period prior to inception. Please refer to the	benchmark allocation to investment grade corporate debt and
footnotes at the end of the Portfolio Management Discussion and	securitized bonds, which underperformed the Fund’s primary
Analysis, as applicable.	and secondary benchmarks. Both sectors significantly lagged the traditional spread sectors of high yield corporate bonds and U. S.
For the fiscal year ended October 31, 2017, Morningstar®	dollar emerging market debt.
Multisector Bond Category, a group of funds that Morningstar
considers to have investment strategies similar to those of the	The Fund employs discretionary money managers. The Fund’s
Fund, gained 5.41%. This return serves as a peer comparison and	discretionary money managers select the individual portfolio
is expressed net of operating expenses.	securities for the assets assigned to them. Fund assets not
allocated to discretionary money managers include the Fund’s
RIM may assign a money manager a benchmark other than the	cash balances and assets which may be managed directly by
Fund’s index. However, the Fund’s primary index remains the	RIM to effect the Fund’s investment strategies and/or to actively
benchmark for the Fund.	manage the Fund’s overall exposures by investing in securities or
How did the market conditions described in the Market	other instruments that RIM believes will achieve the desired risk/
Summary report affect the Fund’s performance?	return profile for the Fund.

352 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

With respect to certain of the Fund’s money managers, DDJ	its overall strategy. The enhanced cash strategy is designed to
Capital Management, LLC (“DDJ”) was the best performing	provide for modest returns on the cash held in connection with the
manager during the period, meaningfully outperforming the	currency overlay and index replication strategies. Over the fiscal
Fund’s benchmark and the benchmark assigned to it by RIM, the	year, the currency overlay strategy was negative for the Fund’s
ICE BofAML U. S. High Yield Index. Exposure to lower quality	benchmark relative performance.
credit cohorts (i. e. CCC-rated) contributed positively as credit	During the period, RIM implemented three new positioning
risk outperformed higher quality bonds during the fiscal year.	strategies to seek to achieve the desired risk/return profile for
Security selection was also positive as investments in automotive	the Fund. RIM instituted a European fallen angels strategy to
and capital goods had exceptional returns.	buy recently downgraded European bonds that were previously
THL Credit Advisors, LLC (“THL”) was the relatively weakest	investment grade and fell to below investment grade. This
performing manager during the period, underperforming the	positioning strategy purchases a physical bond portfolio that seeks
Fund’s benchmark but outperforming the benchmark assigned to	to track the returns of the ICE BofAML European Currency High
it by RIM, the Credit Suisse Leveraged Loan Index. THL invests	Yield Fallen Angels Index. The strategy slightly outperformed
in bank loans and is expected to provide a more defensive bias	the Funds’ benchmark from its inception in June 2017. RIM
than any of the Fund’s corporate high yield managers. As the fiscal	also implemented a new positioning strategy to gain exposure to
year saw a risk-on environment with high yield spreads tightening,	quasi-sovereign emerging market debt. This positioning strategy
THL’s underperformance of the Fund’s riskier benchmark was in	purchases a physical bond portfolio that seeks to track the returns
line with RIM’s expectations. THL outperformed its benchmark	of the JP Morgan EMBI Global Diversified Index. The strategy
through security selection, with winners including Avaya Inc and	outperformed the Fund’s benchmark from its inception in June
Talbots Inc.	2017. Finally, RIM implemented a new positioning strategy that
During the period, RIM continued to manage three positioning	screens securities based on value within the ICE BofAML High
strategies to seek to achieve the desired risk/return profile for the	Yield Index, and purchases physical bonds that RIM believes
Fund. RIM managed a global real yield strategy using global	to be undervalued. The strategy underperformed the Fund’s
government bond futures to take long positions in high quality	benchmark since its inception in October 2017.
government bonds whose net-of-inflation yields are expected to	During the period, RIM utilized credit and interest rate
be relatively high and short positions where net-of-inflation yield	derivatives, such as futures, forwards and swaps, to seek to
is expected to be relatively low. This strategy had a considerably	achieve the Fund benchmark’s duration and credit exposures with
negative impact on Fund performance as the long positions	respect to the portion of the Fund allocated to cash reserves. This
underperformed as interest rates rose on those positions, widening	performed as intended and was a positive in terms of absolute
compared to the short positions.	return contribution. Derivatives were also used in connection with
RIM also managed a U. S. fallen angel strategy that invests in	the cash management process to manage Fund characteristics by
recently downgraded U. S. bonds, which tend to have lower prices	augmenting or reducing specific exposures associated with one
as certain guidelines force selling and the market takes time to	or more managers or strategies and gaining desired exposures
price in new information. This positioning strategy purchases a	beyond those generated by the manager strategies. Overall,
physical bond portfolio that seeks to track the returns of the ICE	these activities slightly detracted from value. RIM also managed
BofAML U. S. Fallen Angels Index. This strategy outperformed	tactical ‘tilts’ based on its judgments regarding shorter-term
the Fund’s benchmark during the fiscal year.	opportunities to seek to generate returns and/or mitigate risk by purchasing government futures, credit derivatives and currency
RIM also managed a three-pronged strategy to seek to generate	forward contracts. RIM’s futures trades had a positive impact on
active returns through currency positioning by supplementing the	the Fund.
Fund’s existing active currency mandate with a more mechanistic
strategy and to further reduce the Fund’s reliance on traditional	Describe any changes to the Fund’s structure or the money
fixed income market risks. This approach incorporates a currency	manager line-up.
overlay, an index replication and an enhanced cash strategy.	In June 2017, RIM terminated Oaktree Capital Management, L. P.
The currency overlay utilizes currency forward contracts to take	(“Oaktree”) and hired Barings LLC to replace Oaktree as a global
long and short positions in global foreign exchange markets.	high yield manager.
Because the currency overlay is an out-of-benchmark position,	In addition, RIM implemented the new positioning strategies
RIM managed an index replication strategy in connection with	discussed above.
the currency overlay to provide benchmark-like exposure to

Global Opportunistic Credit Fund 353

Russell Investment Company
Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

Money Managers as of October 31,		The views expressed in this report reflect those of the
2017	Styles	portfolio managers only through the end of the period
covered by the report. These views do not necessarily
Barings, Axiom Alternative LLC and Barings Investments Global SARL Advisers	Sector Specialist	represent the views of RIM, or any other person in RIM or
Limited	Sector Specialist	any other affiliated organization. These views are subject to
DDJ Capital Management, LLC	Sector Specialist	change at any time based upon market conditions or other
DuPont Capital Management Corporation	Sector Specialist	events, and RIM disclaims any responsibility to update the
Lazard Asset Management, LLC	Sector Specialist	views contained herein. These views should not be relied on
THL Credit Advisors, LLC	Sector Specialist
as investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on September 30, 2010.

** The ICE BofAML Global High Yield Index (USD Hedged) is composed of below investment grade bonds of corporate issuers domiciled in countries across both developed and emerging markets.
C
Effective October 20, 2017 the BofA Merrill Lynch indices were rebranded as ICE BofAML indices.

*** The Global Opportunistic Credit Blended Benchmark is a composite index consisting of 60% ICE BofAML Global High Yield Index (USD Hedged) and 40% JP
Morgan EMBI Global Diversified Index. The Global Opportunistic Credit Blended Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that is more representative of the investment strategies pursued by the Fund.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.

‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

354 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars) of	Class A	Performance	expenses)
Beginning Account Value
investing in the fund and to compare these costs with the ongoing	May 1, 2017	$1,000.00	$1,000.00
costs of investing in other mutual funds. The Example is based on	Ending Account Value
an investment of $1,000 invested at the beginning of the period	October 31, 2017	$1,035.40	$1,019.51
and held for the entire period indicated, which for this Fund is	Expenses Paid During Period*	$5.80	$5.75

from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.13%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,032.50	$1,015.73
	Expenses Paid During Period*	$9.63	$9.55
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.88%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,036.10	$1,019.51
of other funds.	Expenses Paid During Period*	$5.80	$5.75

* Expenses are equal to the Fund's annualized expense ratio of 1.13%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Global Opportunistic Credit Fund 355

Russell Investment Company
Global Opportunistic Credit Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,038.70	$1,021.02
Expenses Paid During Period*	$4.27	$4.23

* Expenses are equal to the Fund's annualized expense ratio of 0.83%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,037.30	$1,020.72
Expenses Paid During Period*	$4.57	$4.53

* Expenses are equal to the Fund's annualized expense ratio of 0.89%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,038.70	$1,021.12
Expenses Paid During Period*	$4.16	$4.13

* Expenses are equal to the Fund's annualized expense ratio of 0.81%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

356 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Long-Term Fixed Income Investments - 81.5%				Belfius Bank SA
Argentina - 1.4%				Series EMTN
Argentine Bonos del Tesoro				5.348% due 12/31/99 (ƒ)(Å)	EUR	600	704
15.500% due 10/17/26	ARS	11,690	697
Argentine Republic Government				BNP Paribas Fortis SA
International Bond				1.671% due 12/29/49 (ƒ)	EUR	750	740
7.820% due 12/31/33	EUR	1,927	2,556	Ethias SA
12.169% due 12/15/35 (Ê)	EUR	40,000	5,125	5.000% due 01/14/26	EUR	1,000	1,331
Series WI							2,775
7.125% due 07/06/36		1,000	1,076	Brazil - 2.1%
7.625% due 04/22/46		1,268	1,422	Banco do Brasil SA
Provincia de Buenos Aires				Series REGS
7.875% due 06/15/27 (Þ)		300	333	9.250% due 10/29/49 (ƒ)		890	1,006
Republic of Argentina Government				Brazil Letras do Tesouro Nacional
International Bond				Series LTN
24.095% due 03/11/19 (Ê)	ARS	770	46	9.309% due 01/01/19	BRL	7,820	2,205
Series POM				11.363% due 01/01/20	BRL	15,280	3,928
27.146% due 06/21/20 (Ê)	ARS	22,400	1,399	Brazil Notas do Tesouro Nacional
YPF SA				Series NTNB
8.750% due 04/04/24 (Þ)		1,000	1,162	6.000% due 05/15/35	BRL	400	414
Series REGS				6.000% due 08/15/50	BRL	1,040	1,072
8.500% due 07/28/25		1,037	1,207	Series NTNF
			15,023	10.000% due 01/01/21	BRL	14,000	4,536
Australia - 0.3%				10.000% due 01/01/23	BRL	9,340	3,002
Australia & New Zealand Banking				10.000% due 01/01/25	BRL	3,370	1,076
Group, Ltd.				10.000% due 01/01/27	BRL	1,800	573
1.816% due 08/19/20 (Ê)(Þ)		1,000	1,004	Caixa Economica Federal
National Australia Bank , Ltd.				Series REGS
2.007% due 12/09/19 (Ê)(Þ)		250	252	7.250% due 07/23/24		1,055	1,099
National Australia Bank, Ltd.				Letra Tesouro Nacional Bills
1.825% due 05/22/20 (Ê)(Þ)		2,200	2,210	Series LTN
			3,466	42.483% due 07/01/20 (~)	BRL	7,570	1,851
Austria - 0.3%				Vale SA
Raiffeisen Bank International AG				5.625% due 09/11/42		1,600	1,690
6.000% due 10/16/23	EUR	900	1,276	Votorantim Cimentos SA
6.125% due 12/31/99 (ƒ)	EUR	600	758	Series REGS
Raiffeisenlandesbank Niederoesterreich-				3.500% due 07/13/22	EUR	400	485
Wien AG
5.875% due 11/27/23	EUR	200	263				22,937
RZB Finance Jersey IV, Ltd.				Canada - 2.5%
1.621% due 05/29/49 (ƒ)	EUR	600	699	Air Canada
			2,996	7.750% due 04/15/21 (Þ)		450	514
Azerbaijan - 0.2%				ATS Automation Tooling Systems, Inc.
				6.500% due 06/15/23 (Þ)		2,000	2,095
Southern Gas Corridor CJSC
Series REGS				Bank of Montreal
6.875% due 03/24/26		200	226	Series MTN
				2.004% due 07/18/19 (Ê)		1,100	1,108
State Oil Co. of the Azerbaijan Republic
Series EMTN				Bombardier, Inc.
4.750% due 03/13/23		1,000	1,004	7.500% due 03/15/25 (Þ)		523	540
State Oil Company of Azerbaijan				Canadian Imperial Bank of Commerce
Republic				1.543% due 02/04/19 (Ê)(~)		1,000	1,000
6.950% due 03/18/30		1,047	1,151	CNOOC Nexen Finance 2014 ULC
			2,381	4.875% due 04/30/44		205	229
Bahrain - 0.2%				Constellation Brands Canada, Inc. Term
				Loan B1
Bahrain Government International Bond				4.042% due 12/15/23 (Ê)		379	382
7.000% due 01/26/26 (Þ)		2,000	2,116
				First Quantum Minerals, Ltd.
				7.250% due 05/15/22 (Þ)		450	470
Belgium - 0.2%				7.250% due 04/01/23 (Þ)		580	615

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 357

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Garda World Security Corp. Term Loan B			Series REGS
5.311% due 05/24/24 (Ê)	209	210	5.196% due 05/16/27		1,261	1,264
GFL Environmental, Inc.			Sable International Finance, Ltd.
5.625% due 05/01/22 (Þ)	102	106	6.875% due 08/01/22 (Þ)		487	522
Jupiter Resources, Inc.			Saudi Electricity Global Sukuk Co.
8.500% due 10/01/22 (Þ)	3,960	2,821	Series REGS
Kinross Gold Corp.			5.500% due 04/08/44		650	708
4.500% due 07/15/27 (Þ)	2,997	3,034	TIAA CLO I, Ltd.
Series WI			Series 2016-1A Class E1
5.950% due 03/15/24	960	1,066	8.736% due 07/20/28 (Ê)(Þ)		683	695
MacDonald Detwiler & Associates, Ltd.			Venture XXIX CLO, Ltd.
Term Loan B			Series 2017-29A Class E
0.000% due 07/06/24 (Ê) (v)	250	251	7.567% due 09/15/30 (Ê)(Þ)		544	517
MEG Energy Corp.			Zais CLO 5, Ltd.
6.375% due 01/30/23 (Þ)	480	439
7.000% due 03/31/24 (Þ)	1,740	1,579	Series 2016-2A Class C
			5.216% due 10/15/28 (Ê)(Þ)		1,000	1,017
Mercer International, Inc.						7,956
Series WI			Chile - 0.4%
6.500% due 02/01/24	1,340	1,417	Bonos de la Tesoreria de la Republica
National Bank of Canada			en pesos
1.750% due 05/08/19 (~)	1,500	1,500	6.000% due 01/01/49 (ƒ)	CLP	280,000	507
Open Text Corp.			Chile Bonos de la Tesoreria
5.875% due 06/01/26 (Þ)	297	322	4.500% due 03/01/26	CLP	925,000	1,472
Parq Holdings, LP Term Loan			Chile Government International Bond
8.737% due 12/17/20 (Ê)	1,790	1,785	5.000% due 03/01/35	CLP	310,000	500
Province of Ontario Canada			Corp. Nacional del Cobre de Chile
1.650% due 09/27/19	600	597	4.875% due 11/04/44 (Þ)		1,025	1,135
Royal Bank Of Canada			Empresa de Transporte de Pasajeros
1.488% due 11/06/18 (Ê)(~)	1,000	1,000	Metro SA
Sandvine Corp. 1st Lien Term Loan B			Series REGS
7.073% due 09/21/22 (Ê)	684	663	5.000% due 01/25/47		968	1,066
Teck Resources, Ltd.						4,680
3.750% due 02/01/23	781	788	China - 0.2%
6.000% due 08/15/40	455	504	China Evergrande Group
Teine Energy, Ltd.			8.750% due 06/28/25		596	619
6.875% due 09/30/22 (Þ)	670	685	Country Garden Holdings Co. , Ltd.
Toronto-Dominion Bank (The)			Series REGS
Series MTN			7.250% due 04/04/21		300	311
2.203% due 01/22/19 (Ê)	1,150	1,160	Greenland Global Investment, Ltd.
Veresen Midstream, Ltd. Term Loan B2			4.375% due 07/03/19		1,216	1,216
4.742% due 03/31/22 (Ê)	489	493				2,146
Yonkers Racing Corp. Term Loan B			Colombia - 1.1%
4.500% due 05/24/24 (Ê)	249	250	Colombia Government International
		27,623	Bond
Cayman Islands - 0.7%			7.750% due 04/14/21	COP	2,307,000	807
Emirates NBD Tier 1, Ltd.			3.875% due 04/25/27		300	302
5.750% due 05/29/49 (ƒ)	712	723	9.850% due 06/28/27	COP	2,077,000	857
			7.375% due 09/18/37		1,000	1,320
Golub Capital Partners CLO, Ltd.			6.125% due 01/18/41		600	706
Series 2017-19RA Class D			5.000% due 06/15/45		500	514
0.488% due 07/26/29 (Ê)(Þ)	616	597
Harbourview CLO VII, Ltd.			Colombian TES
			Series B
Series 2014-7A Class E			10.000% due 07/24/24	COP	4,054,000	1,595
6.039% due 11/18/26 (Ê)(Þ)	946	892
			7.500% due 08/26/26	COP	1,141,000	396
Lamar Funding, Ltd.			6.000% due 04/28/28	COP	6,624,000	2,060
Series REGS
3.958% due 05/07/25	1,090	1,021	Colombian Titulos de Tesoreria
			Series B
OmGrid Funding, Ltd.			11.000% due 07/24/20	COP	3,665,000	1,366

See accompanying notes which are an integral part of the financial statements.

358 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
7.000% due 05/04/22	COP	1,838,000	628	7.450% due 04/30/44 (Þ)		1,000	1,188
Ecopetrol SA				6.850% due 01/27/45 (Þ)		2,000	2,230
5.875% due 09/18/23		300	338				3,418
7.375% due 09/18/43		1,065	1,234	Ecuador - 0.1%
			12,123	EP Petroecuador
Costa Rica - 0.3%				Series REGS
Banco Nacional de Costa Rica				6.961% due 09/24/19 (Ê)		1,200	1,221
Series REGS
6.250% due 11/01/23		335	356	Egypt - 0.4%
Costa Rica Government International				African Export-Import Bank
Bond				Series EMTN
7.000% due 04/04/44 (Þ)		2,000	2,085	4.125% due 06/20/24		725	733
Instituto Costarricense de Electricidad				Egypt Government International Bond
Series REGS				5.875% due 06/11/25 (Þ)		500	510
6.950% due 11/10/21		1,000	1,094	6.875% due 04/30/40 (Þ)		3,000	2,983
6.375% due 05/15/43		239	225
							4,226
			3,760	El Salvador - 0.3%
Croatia - 0.3%				El Salvador Government International
Croatia Government International Bond				Bond
Series REGS				Series REGS
6.625% due 07/14/20		1,200	1,314	7.375% due 12/01/19		1,000	1,038
6.000% due 01/26/24		1,000	1,139	5.875% due 01/30/25		1,500	1,481
Hrvatska Elektroprivreda Dionicko				7.650% due 06/15/35		498	519
Drustvo							3,038
Series REGS				Ethiopia - 0.1%
5.875% due 10/23/22		925	1,025
				Ethiopia International Bond
			3,478	6.625% due 12/11/24 (Þ)		1,000	1,030
Czech Republic - 0.3%
CEZ AS				Finland - 0.1%
Series REGS				Nokia OYJ
5.625% due 04/03/42		383	428	6.625% due 05/15/39		900	1,027
Czech Republic Government Bond				Teollisuuden Voima OYJ
Series 76				2.125% due 02/04/25	EUR	540	630
1.500% due 10/29/19	CZK	13,090	608				1,657
Czech Republic Government				France - 1.9%
International Bond
Series 78				3AB Optique Developpement SAS
2.500% due 08/25/28	CZK	46,670	2,291	Series REGS
				4.000% due 10/01/23	EUR	150	177
RESIDOMO SRO
Series REGS				AXA SA
3.375% due 10/15/24	EUR	200	239	5.500% due 07/29/49 (ƒ)		900	929
				Banque Federative du Credit Mutuel
			3,566	0.843% due 02/28/49 (ƒ)	EUR	150	149
Denmark - 0.5%				0.862% due 12/29/49 (ƒ)	EUR	1,350	1,348
Danske Bank A/S				BNP Paribas SA
1.826% due 03/02/20 (Ê)(Þ)		1,200	1,205	6.500% due 06/29/49 (ƒ)		1,400	1,435
4.483% due 12/29/49 (ƒ)	DKK	4,000	664	4.875% due 12/29/49 (ƒ)	EUR	1,582	1,928
6.125% due 12/31/99 (ƒ)		600	651	6.125% due 12/29/49 (ƒ)	EUR	600	817
Jyske Bank A/S				Casino Guichard Perrachon SA
Series .				4.048% due 08/05/26	EUR	100	127
4.750% due 12/31/99 (Å)(ƒ)	EUR	600	719	Casino Guichard-Perrachon SA
Norican A/S				5.244% due 03/09/20	EUR	600	780
4.500% due 05/15/23	EUR	200	236	Credit Agricole SA
Welltec A/S				8.200% due 03/29/49 (ƒ)	EUR	1,000	1,202
8.000% due 02/01/19 (Þ)		2,160	2,163	6.500% due 04/29/49 (ƒ)	EUR	900	1,211
			5,638	Credit Logement SA
Dominican Republic - 0.3%				0.821% due 03/29/49 (ƒ)	EUR	1,250	1,273
Dominican Republic International Bond				Credit Mutuel Arkea SA

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 359

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
0.995% due 07/29/49 (ƒ)	EUR	90	91	Series .
Horizon Holdings I SAS				1.842% due 07/29/49 (ƒ)	EUR	800	890
Series REGS				K+S AG
7.250% due 08/01/23	EUR	950	1,179	3.000% due 06/20/22	EUR	600	744
La Mondiale SAM				METRO AG
2.371% due 10/29/49 (Å)(ƒ)	EUR	750	774	1.375% due 10/28/21	EUR	330	401
1.801% due 11/29/49 (Å)(ƒ)	EUR	500	524	METRO Wholesale & Food Specialist
Macif SA				AG
1.671% due 04/29/49 (Å)(ƒ)	EUR	1,273	1,274	1.500% due 03/19/25	EUR	275	326
NEW Areva Holding SA				Nidda Healthcare Holding AG
3.250% due 09/04/20	EUR	300	371	Series REGS
Series EMTN				3.500% due 09/30/24	EUR	200	238
3.125% due 03/20/23	EUR	500	612	Norddeutsche Landesbank Girozentrale
Numericable Group SA Term Loan B12				6.000% due 06/29/20	EUR	327	417
0.000% due 01/05/26 (v)		750	750	Series REGS
PSA Tresorerie GIE				6.250% due 04/10/24 (Å)		800	799
6.000% due 09/19/33	EUR	270	410	RWE AG
Societe Generale SA				7.000% due 03/29/49 (ƒ)	GBP	400	566
6.750% due 04/07/49 (ƒ)	EUR	900	1,199	Solvay Acetow GMBH Term Loan
Solvay Finance SA				6.833% due 04/19/24 (Ê)		499	499
4.199% due 05/29/49 (ƒ)	EUR	220	270	UBS Group AG
5.425% due 11/29/49 (ƒ)	EUR	300	413	7.125% due 12/29/49 (ƒ)		400	431
				Unitymedia Hessen GmbH & Co. KG /
Total Capital International SA				Unitymedia NRW GmbH
1.674% due 06/19/19 (Ê)		500	502	Series REGS
WFS Global Holding SAS				6.250% due 01/15/29	EUR	1,750	2,321
Series REGS							12,333
9.500% due 07/15/22	EUR	900	1,144	Ghana - 0.2%
			20,889	Ghana Government International Bond
Gabon - 0.0%				8.125% due 01/18/26 (Þ)		700	760
Gabon Government International Bond				10.750% due 10/14/30 (Þ)		1,250	1,666
6.375% due 12/12/24 (Þ)		500	490	Series 2YR
				22.500% due 12/10/18	GHS	470	111
Georgia - 0.1%				21.000% due 01/07/19	GHS	820	192
Georgian Railway LLC							2,729
Series REGS				Greece - 0.1%
7.750% due 07/11/22		750	837
				Hellenic Republic Government Bond
Germany - 1.1%				Series PSI
				3.650% due 02/24/20	EUR	1,600	1,575
Bilfinger SE				Honduras - 0.1%
2.375% due 12/07/19	EUR	400	483	Honduras Government International
Capital Funding GmbH				Bond
1.979% due 04/29/49 (ƒ)	EUR	954	1,114	Series REGS
CBR Fashion Finance BV				7.500% due 03/15/24		500	567
Series REGS
5.125% due 10/01/22	EUR	200	235	Hong Kong - 0.2%
Deutsche Pfandbriefbank AG				Industrial & Commercial Bank of China,
4.600% due 02/22/27	EUR	400	520	Ltd.
				4.250% due 12/29/49 (ƒ)		831	827
Fuerstenberg Capital II GMBH				The Hongkong and Shanghai Banking
5.625% due 06/29/49 (ƒ)	EUR	992	1,056	Corp.
Furstenberg Capital II GMBH				Series 3H
5.625% due 06/29/49 (Å)(ƒ)	EUR	180	192	1.625% due 07/29/49 (Ê)(ƒ)		1,100	949
Furstenberg Capital III GMBH
5.310% due 12/31/99 (ƒ)	EUR	600	591				1,776
GRENKE AG				Hungary - 0.5%
7.000% due 12/31/99 (ƒ)	EUR	400	510	Hungary Government International Bond
				5.750% due 11/22/23		500	575
HT1 Funding GmbH				5.375% due 03/25/24		650	739

See accompanying notes which are an integral part of the financial statements.

360 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
7.625% due 03/29/41		1,250	1,928	4.500% due 03/15/23 (Þ)		75	75
Series 25/B				Phoenix Group Holdings
5.500% due 06/24/25	HUF	468,370	2,166	5.375% due 07/06/27 (Å)		300	316
			5,408	VTB Bank
Indonesia - 1.3%				Series REGS
Indonesia Government International				9.500% due 12/31/49 (ƒ)		845	964
Bond							5,176
Series REGS				Israel - 0.1%
8.500% due 10/12/35		1,000	1,496
7.750% due 01/17/38		500	714	Israel Electric Corp. , Ltd.
				Series 6
Indonesia Government Treasury Bonds				5.000% due 11/12/24 (Þ)		625	672
Series FR74
7.500% due 08/15/32	IDR	11,082,000	832	Italy - 1.2%
Indonesia Treasury Bond				Assicurazioni Generali SpA
Series FR56				7.750% due 12/12/42	EUR	800	1,205
8.375% due 09/15/26	IDR	5,917,000	479	5.000% due 06/08/48	EUR	400	541
Series FR64				Banca Farmafactoring SpA
6.125% due 05/15/28	IDR	7,739,000	536	5.875% due 03/02/27	EUR	200	237
Series FR68				Banca Popolare dell'Alto Adige SCpA
8.375% due 03/15/34	IDR	21,214,000	1,695	5.625% due 10/06/27	EUR	234	276
Series FR70				Banca Popolare di Milano Scarl
8.375% due 03/15/24	IDR	28,201,000	2,252	7.125% due 03/01/21	EUR	580	759
Series FR71				BPER Banca SpA
9.000% due 03/15/29	IDR	26,391,000	2,213	5.125% due 05/31/27	EUR	410	497
Series FR73				Credito Emiliano SpA
8.750% due 05/15/31	IDR	15,676,000	1,297	3.625% due 07/10/27	EUR	666	791
Pertamina Persero PT				Iccrea Banca SpA
Series REGS				1.875% due 11/25/19	EUR	420	501
6.000% due 05/03/42		908	1,039	Intesa Sanpaolo SpA
6.450% due 05/30/44		1,200	1,448	6.625% due 09/13/23	EUR	580	854
Perusahaan Listrik Negara PT				5.017% due 06/26/24 (Þ)		1,100	1,125
Series REGS				7.750% due 07/29/49 (ƒ)	EUR	300	424
5.250% due 10/24/42		600	632	7.000% due 12/29/49 (ƒ)	EUR	800	1,037
			14,633	Leonardo SpA
Iraq - 0.1%				5.250% due 01/21/22	EUR	660	919
Iraq International Bond				Telecom Italia SpA
Series REGS				5.375% due 01/29/19	EUR	100	124
5.800% due 01/15/28		1,750	1,647	5.875% due 05/19/23	GBP	500	776
				UniCredit SpA
Ireland - 0.5%				6.950% due 10/31/22	EUR	600	871
Aquarius & Investments PLC for Swiss				4.375% due 01/03/27	EUR	400	509
Reinsurance Co. , Ltd.				6.750% due 12/29/49 (ƒ)	EUR	200	257
8.250% due 09/29/49 (ƒ)		1,000	1,046
Ardagh Packaging Finance PLC/Ardagh				UnipolSai SpA
MP Holdings USA, Inc.				5.750% due 12/31/49 (ƒ)	EUR	1,000	1,244
Series REGS				Wind Tre SpA
4.750% due 07/15/27	GBP	600	812	Series REGS
Avolon LLC Term Loan B				3.125% due 01/20/25	EUR	300	351
3.488% due 03/20/22 (Ê)		374	377				13,298
Endo, Ltd. / Endo Finance LLC / Endo				Jamaica - 0.2%
Finco, Inc.				Digicel Group, Ltd.
6.000% due 07/15/23 (Þ)		1,170	948	7.125% due 04/01/22 (Þ)		1,190	1,122
Fly Leasing, Ltd.				Digicel, Ltd.
5.250% due 10/15/24		116	117	6.750% due 03/01/23 (Þ)		1,640	1,622
James Hardie International Finance
Designated Activity Co.							2,744
5.875% due 02/15/23 (Þ)		496	521	Japan - 0.4%
Park Aerospace Holdings, Ltd.				Mizuho Bank, Ltd.
				1.736% due 10/01/19 (Ê)(~)		1,800	1,799

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 361

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
SoftBank Group Corp.				Altice Luxembourg SA
4.500% due 04/15/20 (Þ)		1,363	1,408	7.750% due 05/15/22 (Þ)		491	520
Sumitomo Mitsui Banking Corp.				ArcelorMittal
1.775% due 05/15/19 (Ê)(~)		1,700	1,702	7.250% due 03/01/41		1,234	1,515
			4,909	Auris Luxembourg II SA
Jersey - 0.5%				Series REGS
Bank of Scotland Capital Funding, LP				8.000% due 01/15/23	EUR	1,515	1,855
Series REGS				Cabot Financial (Luxembourg) SA
7.754% due 03/29/49 (ƒ)	GBP	230	360	Series REGS
CPUK Finance, Ltd.				7.500% due 10/01/23	GBP	500	727
Series REGS				Camelot Finance SA
4.875% due 08/28/25	GBP	750	1,017	7.875% due 10/15/24 (Þ)		260	279
DZ Bank Perpetual Funding Issuer, Ltd.				Coveris Holdings SA
0.471% due 12/31/99 (ƒ)	EUR	580	560	7.875% due 11/01/19 (Þ)		5,240	5,109
Galaxy Finco, Ltd.				Delta 2 Lux Sarl Term Loan B3
Series REGS				4.242% due 07/30/21 (Ê)		500	504
7.875% due 11/15/21	GBP	1,200	1,612	Evergreen Skills Lux Sarl 2nd Lien Term
				Loan
HBOS Sterling Finance Jersey, LP				9.492% due 04/28/22 (Ê)		4,800	4,054
7.881% due 12/29/49 (ƒ)	GBP	325	630
				Garfunkelux Holdco 2 SA
Main Capital Funding II, LP
5.750% due 12/29/49 (Å)(ƒ)	EUR	700	845	Series REGS
				11.000% due 11/01/23	GBP	950	1,426
			5,024	Garfunkelux Holdco 3 SA
Kazakhstan - 0.5%				Series REGS
Kazkommertsbank				8.500% due 11/01/22	GBP	1,500	2,150
Series REGS				Gazprom OAO Via Gaz Capital SA
5.500% due 12/21/22		980	974	Series REGS
KazMunayGas National Co. JSC				8.625% due 04/28/34		2,000	2,699
6.000% due 11/07/44 (Þ)		3,000	2,828	7.288% due 08/16/37		1,000	1,213
Series REGS				Monitchem Holdco 2 SA
6.000% due 11/07/44		1,000	943	Series REGS
National Company KazMunajGaz				6.875% due 06/15/22	EUR	1,255	1,392
Series REGS				Russian Agricultural Bank OJSC Via
5.750% due 04/19/47		566	569	RSHB Capital SA
			5,314	Series REGS
Kenya - 0.1%				8.500% due 10/16/23		875	987
Kenya Government International Bond				Swissport Financing SARL
Series REGS				Series REGS
6.875% due 06/24/24		1,000	1,039	9.750% due 12/15/22	EUR	950	1,212
				Takko Luxembourg 2 SCA
Lebanon - 0.3%				Series REGS
Lebanon Government International Bond				6.671% due 04/15/19 (Ê)	EUR	150	175
Series GMTN				9.875% due 04/15/19	EUR	800	955
6.375% due 03/09/20		1,850	1,879	5.375% due 11/15/23	EUR	100	117
Series REGS				Travelport Finance (Luxembourg) SARL
8.250% due 04/12/21		1,000	1,060	Term Loan D
				4.061% due 09/02/21 (Ê)		418	418
			2,939	Venator Materials PLC
Luxembourg - 3.0%				5.750% due 07/15/25 (Þ)		1,149	1,215
AI Mistral Luxembourg Subco Sarl Term
Loan B				VTB Bank OJSC Via VTB Capital SA
4.242% due 03/09/24 (Ê)		995	988	Series REGS
Altice Financing SA				6.950% due 10/17/22		1,087	1,182
6.625% due 02/15/23 (Þ)		498	525				33,096
7.500% due 05/15/26 (Þ)		285	313	Macao - 0.1%
Altice Finco SA				Industrial & Commercial Bank of China,
7.625% due 02/15/25 (Þ)		750	801	Ltd.
				3.875% due 09/10/24		715	723
Series REGS
4.750% due 01/15/28	EUR	650	765

See accompanying notes which are an integral part of the financial statements.

362 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Malaysia - 0.8%				Series WI
1MDB Global Investments, Ltd.				6.750% due 09/21/47		2,650	2,731
Series REGS							29,071
4.400% due 03/09/23		1,200	1,153	Mongolia - 0.3%
Malaysia Government International Bond				Mongolia Government International
Series 0111				Bond
4.160% due 07/15/21	MYR	860	207	10.875% due 04/06/21 (Þ)		1,650	1,937
Series 0114				Trade and Development Bank of
4.181% due 07/15/24	MYR	1,680	401	Mongolia LLC
				Series REGS
Series 0310				9.375% due 05/19/20		1,105	1,214
4.498% due 04/15/30	MYR	3,105	740
Series 0311							3,151
4.392% due 04/15/26	MYR	2,900	699	Morocco - 0.2%
Series 0313				Morocco Government International Bond
3.480% due 03/15/23	MYR	690	159	5.500% due 12/11/42 (Þ)		1,250	1,395
Series 0314				OCP SA
4.048% due 09/30/21	MYR	4,549	1,088	Series REGS
Series 0414				4.500% due 10/22/25		951	950
3.654% due 10/31/19	MYR	6,000	1,426	6.875% due 04/25/44		200	225
Series 0415							2,570
4.254% due 05/31/35	MYR	1,980	444	Mozambique - 0.1%
Series 0416				Mozambique International Bond
3.620% due 11/30/21	MYR	4,470	1,054	10.500% due 01/18/23 (Þ)		1,033	795
PETRONAS Capital, Ltd.
Series REGS				Netherlands - 2.1%
4.500% due 03/18/45		1,080	1,206	Achmea BV
			8,577	6.000% due 11/29/49 (ƒ)	EUR	850	1,045
Mexico - 2.6%				Aegon NV
America Movil SAB de CV				5.185% due 10/29/49 (ƒ)(Å)	NLG	1,000	444
6.000% due 06/09/19	MXN	5,210	263	Alpha 3 B. V. Term Loan B1
				4.333% due 01/31/24 (Ê)		249	251
Comision Federal de Electricidad				AP NMT Acquisition BV 1st Lien Term
Series REGS				Loan
5.750% due 02/14/42		1,260	1,318	7.085% due 08/13/21 (Ê)		222	214
Mexican Bonos				ASR Nederland NV
Series M 20				Series .
10.000% due 12/05/24	MXN	38,695	2,341	4.625% due 12/31/99 (ƒ)	EUR	600	729
7.500% due 06/03/27	MXN	18,986	1,005	Atradius Finance BV
Series M 30				5.250% due 09/23/44	EUR	500	665
10.000% due 11/20/36	MXN	56,105	3,666	Constellium NV
Series M				Series REGS
5.000% due 12/11/19	MXN	44,332	2,222	7.000% due 01/15/23	EUR	1,150	1,424
6.500% due 06/10/21	MXN	20,850	1,068	Delta Lloyd NV
6.500% due 06/09/22	MXN	9,510	485	4.375% due 06/29/49 (ƒ)	EUR	1,255	1,611
5.750% due 03/05/26	MXN	12,520	593
7.750% due 05/29/31	MXN	12,344	664	Diamond (BC) BV Term Loan
				4.316% due 07/12/24 (Ê)		560	562
7.750% due 11/13/42	MXN	34,740	1,850
				Fiat Chrysler Automobiles NV
Mexico Government International Bond				Series WI
Series GMTN				4.500% due 04/15/20		495	515
5.750% due 10/12/10		3,000	3,135
				Kazakhstan Temir Zholy Finance BV
Petroleos Mexicanos				Series REGS
6.625% due 06/15/38		4,000	4,106	6.950% due 07/10/42		925	1,035
6.500% due 06/02/41		650	658	LBC Tank Terminals Holding
5.500% due 06/27/44		2,000	1,807	Netherlands BV
5.625% due 01/23/46		1,000	912	6.875% due 05/15/23 (Þ)		827	865
Series 14-2				Majapahit Holding BV
7.470% due 11/12/26	MXN	5,330	247	Series REGS
				7.875% due 06/29/37		1,500	2,034

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 363

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Maxeda DIY Holdings BV				Series REGS
Series REGS				6.950% due 08/12/31	PEN	2,900	1,001
6.125% due 07/15/22	EUR	400	491	6.900% due 08/12/37	PEN	2,440	825
NIBC Bank NV				Petroleos del Peru SA
(4.258)% due 02/10/43 (Å)	EUR	500	1,454	Series REGS
6.000% due 12/31/99 (ƒ)	EUR	450	546	5.625% due 06/19/47		1,373	1,445
NXP BV / NXP Funding LLC							10,972
4.125% due 06/15/20 (Þ)		497	518	Philippines - 0.3%
Petrobras Global Finance BV				Philippine Government International
4.750% due 01/14/25	EUR	700	901	Bond
6.250% due 12/14/26	GBP	1,000	1,436	4.950% due 01/15/21	PHP	34,000	679
6.875% due 01/20/40		1,728	1,758	9.500% due 02/02/30		1,200	1,903
6.850% due 06/05/15		3,054	2,923	Power Sector Assets & Liabilities
Republic of Angola Via Northern Lights				Management Corp.
III BV				Series REGS
Series REGS				7.390% due 12/02/24		810	1,043
7.000% due 08/17/19		375	386				3,625
Srlev NV				Poland - 0.8%
9.000% due 04/15/41	EUR	360	512	Poland Government International Bond
Stichting AK Rabobank Certificaten				Series 0725
6.500% due 12/29/49	EUR	600	874	3.250% due 07/25/25	PLN	13,790	3,787
UPC Holding BV				Series 1020
Series REGS				5.250% due 10/25/20	PLN	4,680	1,403
3.875% due 06/15/29	EUR	400	450	Republic of Poland Government
			23,643	International Bond
Nigeria - 0.1%				Series 0420
				1.500% due 04/25/20	PLN	11,600	3,158
Nigeria Government International Bond
Series REGS							8,348
6.750% due 01/28/21		1,000	1,063	Portugal - 0.1%
				GNB - Companhia de Seguros de Vida
				SA
Norway - 0.0%				1.871% due 12/19/22 (Å)(Ê)	EUR	600	560
Storebrand Livsforsikring Group				3.171% due 12/29/49 (Å)(ƒ)	EUR	240	168
6.875% due 04/04/43	EUR	275	394
							728
Pakistan - 0.3%				Puerto Rico - 0.0%
Pakistan Government International Bond				Popular, Inc.
Series REGS				7.000% due 07/01/19		527	538
7.875% due 03/31/36		2,700	2,853
				Qatar - 0.1%
Paraguay - 0.2%				Nakilat, Inc.
Paraguay Government International				Series REGS
Bond				6.067% due 12/31/33		613	717
6.100% due 08/11/44 (Þ)		1,551	1,772
				Romania - 0.2%
Peru - 1.0%				Romania Government International Bond
Banco de Credito del Peru				Series 5Y
4.850% due 10/30/20 (Þ)	PEN	1,840	567	3.250% due 03/22/21	RON	3,740	957
Consorcio Transmantaro SA				Series 10YR
Series REGS				5.950% due 06/11/21	RON	2,110	587
4.375% due 05/07/23		910	945	Series 10Y
Corp. Financiera de Desarrollo SA				4.750% due 02/24/25	RON	1,350	356
Series REGS							1,900
4.750% due 07/15/25		335	360	Russia - 1.1%
Fondo Mivivienda SA				Russia Government International Bond
7.000% due 02/14/24 (Þ)	PEN	2,410	793	Series 6211
Peruvian Government International Bond				7.000% due 01/25/23	RUB	68,918	1,163
6.350% due 08/12/28 (Þ)	PEN	986	326	Series 6212
8.750% due 11/21/33		3,000	4,710	7.050% due 01/19/28	RUB	175,480	2,911

See accompanying notes which are an integral part of the financial statements.

364 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Series 6214				2.750% due 07/14/28	EUR	700	834
6.400% due 05/27/20	RUB	84,030	1,408	6.750% due 12/31/99 (ƒ)	EUR	600	771
Series 6215				CaixaSabadell Preferentes SAU
7.000% due 08/16/23	RUB	123,602	2,083	Series B
Series 6219				1.621% due 07/29/49 (Å)(ƒ)	EUR	700	703
7.750% due 09/16/26	RUB	165,530	2,880	Caja de Seguros Reunidos, Compania de
Russian Federation International Bond				Seguros y Reaseguros, SA
5.250% due 06/23/47 (Þ)		1,000	1,024	8.000% due 02/17/26 (Þ)	EUR	400	392
Series REGS				Santander Perpetual SA
7.500% due 03/31/30		713	839	Series
				1.270% due 12/29/49 (ƒ)	EUR	600	642
			12,308
Singapore - 0.1%				4.390% Series REGS due 10/29/49 (Å)(ƒ)		170	167
ONGC Videsh Vankorneft Pte, Ltd.
3.750% due 07/27/26		200	201				5,926
UniCredit SpA				Sweden - 0.4%
5.500% due 07/30/23	SGD	635	460	Nordea Bank AB
				1.630% due 04/10/19 (Ê)(~)		700	700
			661	1.787% due 05/29/20 (Ê)(Þ)		700	704
Slovenia - 0.1%				Svenska Handelsbanken AB
Slovenia Government International Bond				1.709% due 02/12/19 (Ê)(~)		1,610	1,610
Series REGS
5.850% due 05/10/23		500	577	Telefonaktiebolaget LM Ericsson
				4.125% due 05/15/22		1,143	1,151

South Africa - 1.5%				Series 7Y
				1.875% due 03/01/24	EUR	525	601
Eskom Holdings SOC, Ltd.
Series REGS				Unilabs SubHolding AB
5.750% due 01/26/21		800	808	Series OCT
6.750% due 08/06/23		1,000	1,022	5.750% due 05/15/25	EUR	150	180
7.125% due 02/11/25		4,429	4,532				4,946
Republic of South Africa Government				Switzerland - 0.2%
Bond				UBS AG
Series 2032				1.637% due 12/07/18 (Ê)(Þ)		1,995	1,999
8.250% due 03/31/32	ZAR	28,020	1,741
Series 2048				Thailand - 0.8%
8.750% due 02/28/48	ZAR	10,550	650	PTTEP Canada International Finance,
Series R186				Ltd.
10.500% due 12/21/26	ZAR	47,810	3,663	Series REGS
Republic of South Africa Government				6.350% due 06/12/42		570	731
International Bond				PTTEP Treasury Center Co. , Ltd.
Series R186				4.875% due 12/31/99 (ƒ)(Þ)		348	354
10.500% due 12/21/26	ZAR	9,130	700	Thailand Government Bond
Series R207				3.875% due 06/13/19	THB	110,550	3,456
7.250% due 01/15/20	ZAR	16,100	1,126	3.625% due 06/16/23	THB	19,900	652
South Africa Government International				3.850% due 12/12/25	THB	53,310	1,790
Bond				3.580% due 12/17/27	THB	30,830	1,016
Series 2037				4.875% due 06/22/29	THB	17,100	636
8.500% due 01/31/37	ZAR	33,990	2,092				8,635
Transnet SOC, Ltd.				Trinidad and Tobago - 0.1%
Series REGS				Petroleum Co. of Trinidad & Tobago, Ltd.
4.000% due 07/26/22		880	856
				Series REGS
			17,190	9.750% due 08/14/19		1,177	1,254
Spain - 0.5%
Banco Santander SA				Tunisia - 0.1%
5.250% due 12/31/99 (ƒ)	EUR	800	984	Banque Centrale de Tunisie SA
Bankia SA				Series REGS
6.000% due 12/31/99 (ƒ)	EUR	800	980	5.750% due 01/30/25		1,033	1,024
Bankinter SA
6.375% due 09/11/19	EUR	350	453	Turkey - 1.4%

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 365

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
TC Ziraat Bankasi AS				Ensco PLC
Series REGS				4.500% due 10/01/24		232	190
5.125% due 05/03/22		1,250	1,244	5.750% due 10/01/44		469	320
Turkey Government International Bond				HBOS Capital Funding, LP
10.700% due 02/17/21	TRY	13,820	3,499	6.850% due 03/29/49 (ƒ)		950	974
9.500% due 01/12/22	TRY	2,150	522	House of Fraser Funding PLC
7.100% due 03/08/23	TRY	4,820	1,042	Series REGS
7.375% due 02/05/25		1,200	1,376	6.052% due 09/15/20 (Ê)	GBP	400	489
8.000% due 03/12/25	TRY	11,530	2,517	HSS Financing PLC
6.000% due 03/25/27		700	737	Series REGS
6.750% due 05/30/40		1,000	1,088	6.750% due 08/01/19	GBP	469	586
6.625% due 02/17/45		2,000	2,136	Hyperion Insurance Group, Ltd. Term
Turkiye Halk Bankasi AS				Loan B
Series REGS				5.250% due 04/29/22 (Ê)		412	416
4.750% due 02/11/21		940	912	IDH Finance PLC
5.000% due 07/13/21		275	267	Series REGS
Turkiye Ihracat Kredi Bankasi AS				6.250% due 08/15/22	GBP	550	681
Series REGS				Intermediate Capital Group PLC
5.375% due 10/24/23		730	735	5.000% due 03/24/23	GBP	585	832

			16,075	International Game Technology PLC
Ukraine - 0.3%				Series REGS
Ukraine Government International Bond				4.750% due 03/05/20	EUR	400	511
4.660% due 05/31/40		3,200	1,825	International Personal Finance PLC
4.660% due 05/31/40 (Þ)		3,195	1,822	5.750% due 04/07/21	EUR	600	654

			3,647	Iron Mountain UK PLC
United Arab Emirates - 0.1%				Series REGS
				3.875% due 11/15/25	GBP	600	797
IDBI Bank, Ltd. /DIFC Dubai				Jerrold Finco PLC
Series GMTN
4.250% due 11/30/20		950	966	Series REGS
				6.250% due 09/15/21	GBP	650	904

United Kingdom - 5.5%				KCA Deutag UK Finance PLC
				9.875% due 04/01/22 (Þ)		500	523
AA Bond Co. , Ltd.
5.500% due 07/31/22 (Þ)	GBP	900	1,230	LaSer Confinoga SA
				2.090% due 01/29/49 (Å)(ƒ)	EUR	1,046	1,152
Aberdeen Asset Management PLC
7.000% due 03/29/49 (ƒ)		600	610	Liverpool Victoria Friendly Society, Ltd.
				6.500% due 05/22/43	GBP	500	747
Arrow Global Finance PLC
Series REGS				Lloyds Bank PLC
5.125% due 09/15/24	GBP	650	896	Series EMTN
				13.000% due 01/29/49 (ƒ)	GBP	650	1,618
Avon Products, Inc.
7.000% due 03/15/23		500	416	Lloyds Banking Group PLC
				6.413% due 01/29/49 (ƒ)(Þ)		400	458
Barclays Bank PLC
5.330% due 03/29/49 (ƒ)	GBP	100	133	7.625% due 12/29/49 (ƒ)	GBP	600	907
6.000% due 06/29/49 (ƒ)	GBP	400	524	Series REGS
6.278% due 12/29/49 (ƒ)		1,085	1,259	6.657% due 01/29/49 (ƒ)		250	290
Series RCI				Noble Holding International, Ltd.
14.000% due 12/31/49 (ƒ)	GBP	570	890	7.700% due 04/01/25		195	170
				5.250% due 03/15/42		236	150
Barclays PLC
8.000% due 12/15/49 (ƒ)	EUR	600	810	8.700% due 04/01/45		754	603
Boparan Finance PLC				Ocado Group PLC
Series REGS				Series REGS
5.250% due 07/15/19	GBP	200	258	4.000% due 06/15/24	GBP	650	845
5.500% due 07/15/21	GBP	1,550	1,948	Old Mutual PLC
				8.000% due 06/03/21	GBP	330	515
CNH Industrial NV
4.500% due 08/15/23		502	531	OneSavings Bank PLC
				9.125% due 12/31/99 (ƒ)(Å)	GBP	600	874
Cognita Financing PLC
Series REGS				Oschadbank Via SSB #1 PLC
7.750% due 08/15/21	GBP	550	760	8.328% due 01/19/24 (Å)(Ê)		2,800	2,779

See accompanying notes which are an integral part of the financial statements.

366 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
9.625% due 03/20/25 (Þ)		925	997	4.875% due 02/15/22		1,000	975
Pension Insurance Corp. PLC				6.000% due 10/15/24 (Þ)		485	508
6.500% due 07/03/24	GBP	300	444	Virgin Media Secured Finance PLC
Perform Group Financing PLC				5.250% due 01/15/21		391	416
Series REGS				5.500% due 01/15/21	GBP	250	370
8.500% due 11/15/20	GBP	650	898	Series REGS
Petrobras Global Finance BV				5.500% due 01/15/25	GBP	900	1,259
6.625% due 01/16/34	GBP	500	708	Viridian Group FinanceCo PLC
Series .				Series REGS
5.375% due 10/01/29	GBP	1,000	1,337	4.750% due 09/15/24	GBP	500	667
Premier Foods Finance PLC							61,315
Series REGS				United States – 34.4%
6.500% due 03/15/21	GBP	650	883	A. Schulman, Inc.
Privatbank CJSC Via UK SPV Credit				Series WI
Finance PLC				6.875% due 06/01/23		709	747
11.000% due 02/09/21 (Ø)		1,577	126	ABG Intermediate Holdings 2 LLC 1st
Prudential PLC				Lien Term Loan
7.750% due 01/29/49 (ƒ)		600	619	4.833% due 09/26/24 (Ê)		375	379
RAC Bond Co. PLC				ABG Intermediate Holdings 2 LLC 2nd
Series REGS				Lien Term Loan
5.000% due 11/06/22	GBP	1,000	1,325	9.083% due 09/26/25 (Ê)		292	294
Reckitt Benckiser Treasury Services PLC				Advanced Disposal Services, Inc.
1.888% due 06/24/22 (Ê)(Þ)		1,000	1,003	5.625% due 11/15/24 (Þ)		493	513
				Advanced Disposal Services, Inc. Term
Royal Bank of Scotland Group PLC				Loan B3
7.648% due 09/30/49 (ƒ)		1,139	1,455	3.952% due 11/10/23 (Ê)		233	235
5.500% due 11/29/49 (ƒ)	EUR	800	942
				AES Corp.
RSA Insurance Group PLC				4.875% due 05/15/23		503	514
4.828% due 12/31/99 (ƒ)	SEK	8,000	1,008
				AgroFresh, Inc. Term Loan
Standard Chartered PLC				6.046% due 07/31/21 (Ê)		373	371
7.014% due 12/30/49 (ƒ)(Þ)		315	370	Air Medical Group Holdings, Inc. Term
Series REGS				Loan
6.500% due 12/29/49 (ƒ)		800	832	0.000% due 09/07/24 (v)		281	282
7.750% due 12/29/49 (ƒ)		600	665	Aircastle, Ltd.
State Savings Bank of Ukraine Via SSB				6.250% due 12/01/19		492	526
#1 PLC				5.000% due 04/01/23		1,470	1,555
Series REGS
9.625% due 03/20/25		335	361	Albertsons, Inc.
				7.450% due 08/01/29		476	394
Tesco Corporate Treasury Services PLC
2.500% due 07/01/24	EUR	415	521	Alcoa, Inc.
				6.750% due 01/15/28		702	829
Tesco PLC
5.000% due 03/24/23	GBP	340	510	Allegheny Technologies, Inc.
				5.950% due 01/15/21		128	132
6.150% due 11/15/37 (Þ)		370	400	7.875% due 08/15/23		195	214
Travelex Financing PLC				Allegiant Travel Co.
Series REGS				5.500% due 07/15/19		676	698
8.000% due 05/15/22	EUR	700	835
				Alliance Resource Partners LP
TSB Banking Group PLC				7.500% due 05/01/25 (Þ)		1,052	1,111
5.750% due 05/06/26	GBP	400	581	Alliant Holdings Holdings I, Inc. Term
Tullow Oil PLC				Loan B
6.250% due 04/15/22 (Þ)		1,854	1,849	4.490% due 08/14/22 (Ê)		370	373
TVL Finance PLC				Allison Transmission, Inc.
Series REGS				5.000% due 10/01/24 (Þ)		507	529
8.500% due 05/15/23	GBP	1,170	1,717	4.750% due 10/01/27 (Þ)		547	552
Ukreximbank Via Biz Finance PLC				Ally Financial, Inc.
8.452% due 02/09/23 (Ê)(Þ)		6,067	6,067	8.000% due 11/01/31		665	879
9.750% due 01/22/25 (Þ)		1,000	1,090	Almonde, Inc. Term Loan
Series REGS				8.567% due 04/28/25 (Ê)		250	248
9.750% due 01/22/25		300	327	Alphabet Holding Company, Inc. 1st
Virgin Media Finance PLC				Lien Term Loan

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 367

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.833% due 08/15/24 (Ê)	417	405	7.000% due 08/15/25 (Þ)	2,485	2,590
Altice Financing SA 1st Lien Term Loan			AssuredPartners, Inc. 1st Lien Term
0.000% due 01/05/26 (v)	500	500	Loan
Alvogen Pharmaceutical US, 1st Lien			0.000% due 10/22/24 (v)	375	379
Inc. Term Loan			Asurion LLC Term Loan B
6.240% due 04/02/22 (Ê)	990	980	4.242% due 11/03/23 (Ê)	247	249
AMC Entertainment Holdings, Inc.			Asurion LLC Term Loan B4
Series WI			3.992% due 08/04/22 (Ê)	247	249
6.375% due 11/15/24	1,450	1,978	AT&T, Inc.
AMC Networks, Inc.			2.009% due 01/15/20 (Ê)	2,000	2,011
4.750% due 08/01/25	2,000	1,997	Atlantic Broadband Finance LLC 1st
American Airlines Group, Inc.			Lien Term Loan
4.625% due 03/01/20 (Þ)	2,533	2,616	0.000% due 08/11/24 (v)	500	499
			Avantor Performance Materials LLC 1st
American Airlines, Inc. Term Loan B			Lien Term Loan
3.240% due 06/27/20 (Ê)	245	246	5.250% due 03/07/24 (Ê)	498	500
0.000% due 04/28/23 (v)	125	125	Avantor, Inc.
American Express Credit Corp.			6.000% due 10/01/24 (Þ)	1,799	1,835
Series 2014-4 Class A			9.000% due 10/01/25 (Þ)	2,556	2,581
1.430% due 06/15/20	1,000	1,000	Series REGS
American Honda Finance Corp.			4.750% due 10/01/24	700	832
1.669% due 11/05/21 (Ê)	1,000	1,002	Avaya, Inc. Term Loan B7
Series MTN			6.621% due 05/29/20 (Ê)(Ø)	1,478	1,226
1.649% due 02/14/20 (Ê)	1,000	1,003	Avis Budget Car Rental LLC Term Loan
American Tire Distributors, Inc.			B
10.250% due 03/01/22 (Þ)	2,690	2,804	3.340% due 03/15/22 (Ê)	247	247
Anheuser-Busch InBev Finance, Inc.			Axalta Coating Systems U. S. Holdings,
1.777% due 02/01/19 (Ê)	1,385	1,390	Inc. Term Loan B
AP Exhaust Acquisition LLC 1st Lien			3.333% due 06/01/24 (Ê)	249	251
Term Loan			Ball Corp.
6.309% due 05/10/24 (Ê)	500	487	4.375% due 12/15/20	503	528
AP Gaming I, LLC Term Loan B			Bank of America Corp.
6.742% due 02/06/24 (Ê)	312	316	Series GMTN
Apex Tool Group LLC			2.023% due 07/21/21 (Ê)	1,000	1,003
7.000% due 02/01/21 (Þ)	210	199	Bass Pro Group LLC 1st Lien Term
Apple, Inc.			Loan B
1.612% due 05/06/19 (Ê)	1,500	1,507	6.242% due 12/16/23 (Ê)	1,000	970
1.379% due 05/11/20 (Ê)	927	926	BBB Industries LLC 1st Lien Term Loan
			5.742% due 11/03/21 (Ê)	242	245
Aramark Services, Inc.			BCPE Eagle Buyer LLC 1st Lien Term
Series WI			Loan
5.125% due 01/15/24	490	518	5.492% due 03/13/24 (Ê)	199	199
Arbor Pharmaceuticals LLC Term loan B			BCPE Eagle Buyer LLC 2nd Lien Term
6.333% due 07/05/23 (Ê)	474	474	Loan
Arconic, Inc.			9.242% due 03/16/25 (Ê)	3,340	3,344
5.400% due 04/15/21	390	419	Beacon Roofing Supply, Inc.
5.900% due 02/01/27	388	433	4.875% due 11/01/25 (Þ)	417	423
5.950% due 02/01/37	311	335	Belden, Inc.
Arctic Glacier Holdings, Inc. Term			5.250% due 07/15/24 (Þ)	500	520
Loan B			Berry Global, Inc.
5.492% due 03/14/24 (Ê)	249	251	5.125% due 07/15/23	498	523
Ascena Retail Group, Inc. Term Loan B			Berry Plastics Group, Inc Term Loan M
5.750% due 08/21/22 (Ê)	63	54	3.491% due 10/01/22 (Ê)	243	244
Ascend Learning LLC Term Loan B			BJ's Wholesale Club, Inc. 2nd Lien Term
4.492% due 07/12/24 (Ê)	250	252	Loan
Ashtead Capital, Inc.			8.738% due 01/27/25 (Ê)	500	482
5.625% due 10/01/24 (Þ)	490	521	Blount International, Inc. Term Loan B
ASP AMC Merger Sub, Inc.			0.000% due 10/12/23 (v)	375	380
8.000% due 05/15/25 (Þ)	104	101	BMW US Capital LLC
AssuredPartners, Inc.			1.500% due 04/11/19 (Þ)	1,000	996

See accompanying notes which are an integral part of the financial statements.

368 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Booz Allen Hamilton, Inc.			Series WI
5.125% due 05/01/25 (Þ)	1,020	1,040	5.375% due 06/01/24	495	521
Brand Energy & Infrastructure Services			Centene Corp.
1st Lien Term Loan			Series WI
5.615% due 06/21/24 (Ê)	374	376	6.125% due 02/15/24	483	519
Brazil Loan Trust 1			Century Aluminum Co.
5.477% due 07/24/23 (Þ)	1,703	1,776	7.500% due 06/01/21 (Å)	1,485	1,522
Brickman Group, Ltd. LLC (The) 1st
Lien Term Loan B			CenturyLink, Inc.
4.316% due 12/18/20 (Ê)	374	376	Series G
Brinker International, Inc.			6.875% due 01/15/28	1,910	1,900
3.875% due 05/15/23	310	305	Series T
BWAY Holding Co. Term Loan			5.800% due 03/15/22	286	290
4.598% due 04/03/24 (Ê)	249	251	Series WI
C&S Group Enterprises LLC			5.625% due 04/01/25	730	712
5.375% due 07/15/22 (Þ)	1,622	1,573	Series Y
Cable One, Inc. Term Loan B			7.500% due 04/01/24	240	255
3.570% due 04/05/24 (Ê)	249	250	CF Industries, Inc.
Caesars Entertainment Operating Co.			3.450% due 06/01/23	610	602
Term Loan			4.950% due 06/01/43	409	375
3.742% due 03/31/24 (Ê)	250	250	CH Hold Corp. 1st Lien Term Loan B
Caesars Resort Collection LLC 1st Lien			4.242% due 02/01/24 (Ê)	243	245
Term Loan B			CH Hold Corp. 2nd Lien Term Loan B
0.000% due 09/27/24 (v)	2,500	2,515	8.492% due 02/01/25 (Ê)	250	255
Calpine Corp.			Change Healthcare Holdings LLC 1st
5.875% due 01/15/24 (Þ)	503	521	Lien Term Loan B
Capital Automotive LP 1st Lien Term			3.992% due 03/01/24 (Ê)	247	248
Loan			Charming Charlie LLC Term Loan B
4.250% due 03/24/24 (Ê)	242	242	9.328% due 12/24/19 (Ê)	796	279
Capital Automotive LP 2nd Lien Term			Charter Communications Operating LLC
Loan			1st Lien Term Loan H
7.240% due 03/24/25 (Ê)	246	252	3.250% due 01/15/22 (Ê)	492	495
Capital One Multi-Asset Execution Trust			Chase Issuance Trust
Series 2014-A3 Class A3			Series 2013-A7 Class A
1.374% due 01/18/22 (Ê)	1,000	1,004	0.617% due 09/15/20 (Ê)	1,595	1,601
Carestream Dental Equipment, Inc. 1st
Lien Term Loan			Chemours Co. (The)
4.583% due 08/04/24 (Ê)	1,173	1,174	5.375% due 05/15/27	2,000	2,135
Carlson Travel, Inc.			Chesapeake Energy Corp.
6.750% due 12/15/23 (Þ)	1,020	1,010	8.000% due 01/15/25 (Þ)	560	560
9.500% due 12/15/24 (Þ)	1,020	956	8.000% due 06/15/27 (Þ)	1,080	1,049
Cast & Crew Payroll LLC 1st Lien Term			Chevron Corp.
Loan B			2.100% due 05/16/21	900	899
4.333% due 09/26/24 (Ê)	178	179	Choice Hotels International, Inc.
CBS Radio, Inc.			5.700% due 08/28/20	482	521
7.250% due 11/01/24 (Þ)	75	78	CHS/Community Health Systems, Inc.
CBS Radio, Inc. Term Loan B			5.125% due 08/01/21	510	495
4.738% due 10/17/23 (Ê)	399	402	6.875% due 02/01/22	812	594
CCO Holdings LLC / CCO Holdings			Cisco Systems, Inc.
Capital Corp.			1.400% due 09/20/19	750	745
5.875% due 04/01/24 (Þ)	1,305	1,390
5.750% due 02/15/26	497	520	CIT Group, Inc.
			5.375% due 05/15/20	489	524
5.500% due 05/01/26 (Þ)	630	646
5.000% due 02/01/28 (Þ)	375	372	Citgo Holding, Inc.
			10.750% due 02/15/20 (Þ)	2,850	3,078
CDK Global, Inc.
4.875% due 06/01/27 (Þ)	88	92	Citibank Credit Card Issuance Trust
			Series 2017-A9 Class A9
Series WI			1.800% due 09/20/21	700	699
3.800% due 10/15/19	506	519
Cedar Fair, LP / Canada's Wonderland			Clear Channel Worldwide Holdings, Inc.
Co. / Magnum Management Corp.			Series A
			7.625% due 03/15/20	2,100	2,089

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 369

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Cleaver-Brooks, Inc.			7.750% due 06/15/25 (Þ)	2,000	1,950
8.750% due 12/15/19 (Þ)	4,800	4,914	Cvent, Inc. 1st Lien Term Loan B
Cliffs Natural Resources, Inc.			5.242% due 11/29/23 (Ê)	498	503
6.250% due 10/01/40	881	723	CWGS Group LLC Term Loan
Cloud Crane LLC			4.238% due 11/08/23 (Ê)	250	252
10.125% due 08/01/24 (Þ)	250	282	DaVita HealthCare Partners, Inc.
ClubCorp Club Operations, Inc. Term			5.750% due 08/15/22	508	524
Loan			DaVita, Inc.
4.588% due 08/15/24 (Ê)	250	251	5.125% due 07/15/24	905	907
CNH Industrial Capital LLC			DCP Midstream LLC
4.375% due 11/06/20	500	524	4.750% due 09/30/21 (Þ)	725	747
Commercial Barge Line Co. 1st Lien
Term Loan B			DCP Midstream Operating, LP
9.992% due 11/12/20 (Ê)	824	632	3.875% due 03/15/23	301	299
Communications Sales & Leasing, Inc. /			5.600% due 04/01/44	185	177
CSL Capital LLC			Dell International LLC / EMC Corp.
Series WI			7.125% due 06/15/24 (Þ)	126	139
8.250% due 10/15/23	1,861	1,786	Dell, Inc.
Conduent Finance, Inc. / Xerox Business			5.875% due 06/15/21 (Þ)	177	185
Services LLC			5.400% due 09/10/40	878	808
10.500% due 12/15/24 (Þ)	60	71
Constellis Holdings LLC 1st Lien Term			Dell, Inc. 1st Lien Term Loan
Loan			3.250% due 09/07/23 (Ê)	911	913
6.333% due 04/18/24 (Ê)	499	499	Deutsche Bank Capital Finance Trust I
Constellis Holdings LLC 2nd Lien Term			1.750% due 06/27/35 (Ê)	677	709
Loan			Deutsche Postbank Funding Trust III
10.333% due 04/21/25 (Ê)	250	248	0.914% due 06/29/49 (ƒ)	700	716
Continental Resources, Inc.			Diamond Offshore Drilling, Inc.
3.800% due 06/01/24	707	687	3.450% due 11/01/23	248	221
ConvergeOne Holdings Corp. Term			4.875% due 11/01/43	276	207
Loan B			DigiCert, Inc. 2nd Lien Term Loan
6.090% due 06/14/24 (Ê)	249	250	0.000% due 09/07/25 (v)	250	251
Coral US Co. Borrower LLC Term Loan B			DigiCert, Inc. Term Loan B1
4.742% due 01/31/25 (Ê)	1,000	1,004	0.000% due 12/31/20 (v)	500	505
CoreCivic, Inc.
5.000% due 10/15/22	522	545	DISH DBS Corp.
			6.750% due 06/01/21	469	492
Cortes NP Acquisition Corp Term Loan B
5.242% due 11/30/23 (Ê)	460	463	Series WI
			7.750% due 07/01/26	1,270	1,389
CPI Acquisition, Inc. Term Loan B
5.850% due 08/17/22 (Ê)	755	540	Dollar Tree, Inc.
CRC Escrow Issuer LLC / CRC Finco,			5.750% due 03/01/23	496	521
Inc.			Dragon Merger Sub LLC 2nd Lien Term
5.250% due 10/15/25 (Þ)	92	93	Loan
Creative Artists Agency LLC 1st Lien			9.615% due 07/11/25 (Ê)	1,390	1,400
Term Loan B			Dresdner Funding Trust I
4.739% due 02/13/24 (Ê)	496	501	8.151% due 06/30/31 (Þ)	472	614
Crimson Merger Sub, Inc.			Series REGS
6.625% due 05/15/22 (Þ)	2,485	2,488	8.151% due 06/30/31	400	521
Crosby US Acquisition Corp. 1st Lien			Dupage Medical Group, Ltd. 1st Lien
Term Loan			Term Loan
4.315% due 11/22/20 (Ê)	247	234	4.315% due 08/14/24 (Ê)	750	754
Crown Americas LLC / Crown Americas			Dupage Medical Group, Ltd. 2nd Lien
Capital Corp. IV			Term Loan
4.500% due 01/15/23	514	535	8.315% due 08/15/25 (Ê)	250	251
CSC Holdings LLC			Duravant LLC 2nd Lien Term Loan
8.625% due 02/15/19	554	593	7.410% due 07/18/25 (Ê)	62	62
CSC Holdings, LLC 1st Lien Term Loan			8.559% due 07/21/25 (Ê)	518	521
3.489% due 07/17/25 (Ê)	1,762	1,759	DZ BANK Capital Funding Trust I
CSTN Merger Sub, Inc.			2.172% due 11/29/49 (ƒ)	75	88
6.750% due 08/15/24 (Þ)	670	678	E. W. Scripps Co. Term Loan B
CSVC Acquisition Corp.			3.485% due 08/16/24 (Ê)	250	252

See accompanying notes which are an integral part of the financial statements.

370 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
EagleView Technology Corp. 1st Lien			Ford Credit Auto Owner Trust
Term Loan			Series 2017-B Class A2B
5.580% due 07/15/22 (Ê)	124	124	1.130% due 05/15/20 (Ê)	1,035	1,035
Edgewell Personal Care Co.			Foresight Energy LLC / Foresight Energy
4.700% due 05/19/21	544	574	Finance Corp.
4.700% due 05/24/22	500	531	11.500% due 04/01/23 (Þ)	4,130	3,676
Education Advisory Board 1st Lien Term			Fort Dearborn Company 1st Lien Term
Loan			Loan
0.000% due 09/06/24 (v)	450	451	5.335% due 10/19/23 (Ê)	373	375
Education Management LLC Term Loan			Forum Energy Technologies, Inc.
B			6.250% due 10/01/21	1,677	1,673
8.849% due 07/02/20 (Ê)	303	4
Eldorado Resorts, Inc. 1st Lien Term			Freedom Mortgage Corp. Term Loan
Loan B			6.956% due 02/23/22 (Ê)	370	376
3.500% due 04/17/24 (Ê)	339	339	Freeport-McMoRan, Inc.
Embarq Corp.			3.875% due 03/15/23	1,050	1,036
7.995% due 06/01/36	1,148	1,158	5.450% due 03/15/43	500	470
			Frontier Communications Corp. Term
Emerald 3, Ltd. 2nd Lien Term Loan			Loan B
8.333% due 05/09/22 (Ê)	800	751	4.990% due 05/23/24 (Ê)	374	356
Emerald US, Inc. Term Loan B1			FullBeauty Brands Holding Corp. 2nd
5.333% due 05/09/21 (Ê)	992	987	Lien Term Loan
Employbridge LLC Term Loan			10.242% due 09/22/23 (Ê)	500	225
7.833% due 05/16/20 (Ê)	499	476	FullBeauty Brands Holdings Corp. 1st
Energy Transfer Equity, LP			Lien Term Loan
4.250% due 03/15/23	997	1,014	5.992% due 10/14/22 (Ê)	739	487
EnergySolutions LLC 1st Lien Term			Genesis Energy, LP / Genesis Energy
Loan B			Finance Corp.
6.090% due 05/29/20 (Ê)	638	651	6.000% due 05/15/23	1,060	1,063
			6.500% due 10/01/25	742	751
Enova International, Inc.			Genesys Telecommunications
8.500% due 09/01/24 (Þ)	550	560	Laboratories, Inc.
Envision Healthcare Corp.			10.000% due 11/30/24 (Þ)	149	168
6.250% due 12/01/24 (Þ)	98	102	Genworth Holdings, Inc.
Series WI			7.200% due 02/15/21	910	870
5.625% due 07/15/22	507	516	7.625% due 09/24/21	591	570
Envision Healthcare Corp. Term Loan B			GEO Group, Inc. (The)
4.250% due 11/17/23 (Ê)	993	996	5.875% due 10/15/24	492	514
EP Energy/Everest Acquisition Finance,			6.000% due 04/15/26	2,020	2,111
Inc.
8.000% due 11/29/24 (Þ)	1,010	1,030	Getty Images, Inc. 1st Lien Term Loan B
			4.833% due 10/18/19 (Ê)	123	107
8.000% due 02/15/25 (Þ)	1,169	865	GHX Ultimate Parent Corp. 1st Lien
Equinix, Inc.			Term Loan
5.750% due 01/01/25	481	516	4.583% due 07/13/24 (Ê)	374	377
Everi Payments, Inc. 1st Lien Term Loan			GLP Capital, LP / GLP Financing II, Inc.
5.742% due 05/09/24 (Ê)	499	502	4.875% due 11/01/20	488	516
Exact Merger Sub LLC 1st Lien Term			Go Daddy Operating Co. LLC 1st Lien
Loan			Term Loan
5.583% due 09/19/24 (Ê)	250	252	3.742% due 02/06/24 (Ê)	623	627
Exact Merger Sub LLC 2nd Lien Term
Loan			Graphic Packaging International, Inc.
9.333% due 09/19/25 (Ê)	125	125	4.750% due 04/15/21	490	517
Ferrellgas Partners, LP / Ferrellgas			Gray Television, Inc.
Partners Finance Corp.			5.125% due 10/15/24 (Þ)	75	75
8.625% due 06/15/20	2,690	2,401	Greatbatch, Ltd.
First Data Corp.			9.125% due 11/01/23 (Þ)	493	534
5.750% due 01/15/24 (Þ)	496	519	Griffon Corp.
First Data Corp. Term Loan			5.250% due 03/01/22 (Þ)	13	13
3.488% due 07/10/22 (Ê)	982	984	Grifols Worldwide Operations USA Inc.
Focus Financial Partners LLC 1st Lien			1st Lien Term Loan B
Term Loan			3.452% due 01/31/25 (Ê)	589	591
4.574% due 05/22/24 (Ê)	250	253	Gruden Holdings, Inc. First Lien Term
			Loan

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 371

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.833% due 08/18/22 (Ê)	491	487	Icahn Enterprises, LP / Icahn
GTCR Valor Cos. , Inc. Term Loan B1			Enterprises Finance Corp.
5.583% due 06/20/23 (Ê)	250	254	Series WI
GTT Communications, Inc.			6.250% due 02/01/22	129	135
7.875% due 12/31/24 (Þ)	1,600	1,706	6.750% due 02/01/24	129	137
H. B. Fuller Co. Term Loan B			International Game Technology
3.489% due 10/12/24 (Ê)	375	377	7.500% due 06/15/19	279	299
			Intrawest Resorts Holdings, Inc. 1st Lien
Halyard Health, Inc.			Term Loan B1
Series WI			4.492% due 06/29/24 (Ê)	500	505
6.250% due 10/15/22	1,010	1,056	Iron Mountain US Holdings, Inc.
Harland Clarke Holdings Corp.			5.375% due 06/01/26 (Þ)	245	256
6.142% due 11/01/23 (Ê)	250	249	Iron Mountain, Inc.
HCA Holdings, Inc.			4.375% due 06/01/21 (Þ)	245	252
6.250% due 02/15/21	482	518	J. B. Poindexter & Co. , Inc.
HCA, Inc.			9.000% due 04/01/22 (Þ)	2,000	2,092
5.375% due 02/01/25	150	155	Jack Ohio Finance LLC / Jack Ohio
7.500% due 11/15/95	522	534	Finance 1 Corp.
HCA, Inc. Term Loan B8			6.750% due 11/15/21 (Þ)	800	854
3.492% due 02/15/24 (Ê)	244	246	10.250% due 11/15/22 (Þ)	1,490	1,639
HD Supply, Inc.			Jaguar Holding Co. II Term Loan
5.750% due 04/15/24 (Þ)	479	517	4.040% due 08/18/22 (Ê)	239	241
HealthSouth Corp.			JBS USA LLC
5.125% due 03/15/23	507	517	7.250% due 06/01/21 (Þ)	1,090	1,111
Heartland Dental LLC 2nd Lien Term			JBS USA LUX SA / JBS USA Finance,
Loan			Inc.
9.750% due 07/31/24 (Ê)	1,100	1,105	8.250% due 02/01/20 (Þ)	1,000	1,009
Hertz Corp.			JC Penney Corp. , Inc.
7.625% due 06/01/22 (Þ)	3,190	3,326	7.400% due 04/01/37	700	427
Hertz Global Holdings, Inc. Term Loan B			Johnson & Johnson
4.000% due 06/30/23 (Ê)	373	372	2.250% due 03/03/22	1,100	1,104
Hexion, Inc.			Jonah Energy LLC / Jonah Energy
6.625% due 04/15/20	3,000	2,670	Finance Corp.
			7.250% due 10/15/25 (Þ)	1,470	1,470
High Ridge Brands Co.			Jones Energy Holdings LLC / Jones
8.875% due 03/15/25 (Å)	2,920	2,708	Energy Finance Corp.
Hill-Rom Holdings, Inc.			Series WI
5.750% due 09/01/23 (Þ)	495	521	6.750% due 04/01/22	400	310
Hilton Domestic Operating Co. , Inc.			9.250% due 03/15/23	390	306
Series WI			Joseph T Ryerson & Son, Inc.
4.250% due 09/01/24	542	554	11.000% due 05/15/22 (Þ)	1,900	2,137
Hilton Worldwide Finance LLC / Hilton
Worldwide Finance Corp.			KAR Auction Services, Inc.
			5.125% due 06/01/25 (Þ)	1,020	1,056
Series WI
4.625% due 04/01/25	514	530	Kenan Advantage Group, Inc.
			7.875% due 07/31/23 (Þ)	1,000	1,037
Honda Auto Receivables Owner Trust
			Kraton Polymers LLC Term Loan
Series 2015-4 Class A3			4.242% due 01/06/22 (Ê)	225	228
1.230% due 09/23/19	1,783	1,780
			Kronos, Inc. Term Loan B
HVB Funding Trust III			4.811% due 11/01/23 (Ê)	239	241
9.000% due 10/22/31 (Þ)	630	813
Hyland Software, Inc. 2nd Lien Term			L Brands, Inc.
Loan			6.950% due 03/01/33	765	751
8.242% due 05/23/25 (Ê)	250	255	Learfield Communications, Inc. 1st Lien
			Term Loan
Hyland Software, Inc. Term Loan			4.500% due 11/17/23 (Ê)	248	249
4.492% due 07/01/22 (Ê)	125	126
			Lennar Corp.
Hyundai Auto Receivables Trust			4.500% due 11/15/19	503	521
Series 2015-A Class A3
1.050% due 04/15/19	243	243	Leucadia National Corp.
			6.625% due 10/23/43	650	711
IBM Credit LLC
1.623% due 01/20/21 (Ê)	1,000	1,001	Level 3 Financing, Inc. Term Loan B

See accompanying notes which are an integral part of the financial statements.

372 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.489% due 02/22/24 (Ê)	500	502	4.875% due 11/01/25 (Þ)	52	53
LifePoint Health, Inc.			Murphy Oil Corp.
5.875% due 12/01/23	488	502	4.700% due 12/01/22	702	707
Limetree Bay Terminals LLC Term Loan			Nabors Industries, Inc.
B			4.625% due 09/15/21	459	443
5.237% due 02/10/24 (Ê)	199	200
Lions Gate Enterntainment, Inc. 1st Lien			Series WI
Term Loan			5.500% due 01/15/23	1,050	1,005
4.242% due 10/12/23 (Ê)	300	302	Navient Corp.
Lions Gate Entertainment Corp.			7.250% due 09/25/23	486	526
5.875% due 11/01/24 (Þ)	132	140	Series MTN
Lithia Motors, Inc.			8.000% due 03/25/20	564	622
5.250% due 08/01/25 (Þ)	103	108	5.625% due 08/01/33	229	198
Louisiana-Pacific Corp.			Navistar, Inc. 1st Lien Term Loan B
Series WI			5.240% due 08/07/20 (Ê)	241	241
4.875% due 09/15/24	1,560	1,609	Netflix, Inc.
LPL Holdings, Inc.			4.875% due 04/15/28 (Þ)	99	98
5.750% due 09/15/25 (Þ)	1,000	1,040	NeuStar, Inc. 1st Lien Term Loan B2
Lux Finco Sarl Term Loan B1			5.062% due 08/08/24 (Ê)	375	379
9.738% due 07/11/23 (Ê)	1,840	1,780	New Albertson's, Inc.
M/I Homes, Inc.			Series MTNC
			6.625% due 06/01/28	116	89
Series WI			New Millennium Holdco, Inc. 1st Lien
5.625% due 08/01/25	728	740
MACOM Technology Solutions Term			Term Loan
Loan			7.742% due 12/21/20 (Ê)	485	232
3.489% due 05/12/24 (Ê)	499	499	NewStar Financial, Inc.
Masonite International Corp.			Series WI
5.625% due 03/15/23 (Þ)	500	524	7.250% due 05/01/20	497	517
Match Group, Inc. 1st Lien Term Loan			Nexstar Broadcasting, Inc.
B1			5.625% due 08/01/24 (Þ)	75	77
3.809% due 11/16/22 (Ê)	394	399	NFP Corp.
MCC Iowa LLC Term Loan H			6.875% due 07/15/25 (Þ)	2,820	2,933
3.710% due 01/29/21 (Ê)	217	217	NGPL PipeCo LLC
MDC Holdings, Inc.			7.768% due 12/15/37 (Þ)	750	936
5.625% due 02/01/20	850	913	NGPL PipeCo. LLC
Meccanica Holdings USA, Inc.			4.375% due 08/15/22 (Þ)	378	389
6.250% due 07/15/19 (Þ)	800	844	4.875% due 08/15/27 (Þ)	436	451
MGM Growth Properties Operating			Nissan Auto Receivables Owner Trust
Partnership, LP Term Loan B			Series 2016-A Class A2A
3.492% due 04/25/23 (Ê)	493	495	1.060% due 02/15/19	82	82
MGM Resorts International			Series 2017-A Class A2B
6.750% due 10/01/20	489	538	1.037% due 01/15/20 (Ê)	250	250
MH Sub I LLC 1st Lien Term Loan			NN, Inc. Incremental Term Loan
5.070% due 08/15/24 (Ê)	1,242	1,234	4.992% due 04/03/21 (Ê)	245	246
MH Sub I LLC 2nd Lien Term Loan			Norfolk Southern Corp.
8.820% due 08/15/25 (Ê)	250	248	1.800% due 02/14/20	1,340	1,340
Midas Intermediate Holdco II LLC			Northwest Acquisitions ULC / Dominion
7.875% due 10/01/22 (Þ)	2,360	2,384	Finco, Inc.
Midcontinent Communications /			7.125% due 11/01/22 (Þ)	941	979
Midcontinent Finance Corp.			NPC International, Inc. First Lien Term
6.875% due 08/15/23 (Þ)	1,931	2,071	Loan
MORSCO, Inc. Term Loan B			4.742% due 04/20/24 (Ê)	374	377
8.242% due 10/31/23 (Ê)	373	375	NuStar Logistics LP
MPT Operating Partnership LP / MPT			4.800% due 09/01/20	749	778
Finance Corp.			Opal Acquisition, Inc.
5.000% due 10/15/27	1,042	1,071	7.500% due 07/01/24 (Þ)	6,375	6,152
MSCI, Inc.			Optima Specialty Steel, Inc.
5.750% due 08/15/25 (Þ)	478	516	12.000% due 12/30/49	3,700	3,632
Multi-Color Corp.

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 373

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Optimas OE Solutions Holding LLC /			6.880% due 11/12/22 (Ê)	373	375
Optimas OE Solutions, Inc.			Procter & Gamble Co. (The)
8.625% due 06/01/21 (Å)	2,830	2,858	1.647% due 11/01/19 (Ê)	559	561
Optiv, Inc. 1st Lien Term Loan			Project Alpha Intermediate Holding, Inc.
4.563% due 02/01/24 (Ê)	233	219	1st Lien Term Loan B
Orchestra Borrower LLC and Orchestra			5.040% due 04/26/24 (Ê)	499	487
Co-Issuer, Inc.			PSPC Escrow Corp.
6.750% due 06/15/22 (Þ)	2,050	2,132	Series REGS
Ozark Holdings LLC 1st Lien Term Loan			6.000% due 02/01/23	1,495	1,829
4.992% due 07/03/23 (Ê)	242	244
PAREXEL International Corp. 1st Lien			PulteGroup, Inc.
Term Loan B			6.000% due 02/15/35	276	290
4.242% due 09/29/24 (Ê)	250	252	QCP SNF West/Central/East REIT LLC
			8.125% due 11/01/23 (Þ)	1,370	1,425
Party City Holdings, Inc.			Quest Software US Holdings, Inc. Term
6.125% due 08/15/23 (Þ)	504	523	Loan B
Pattern Energy Group, Inc.			7.380% due 10/31/22 (Ê)	734	741
5.875% due 02/01/24 (Þ)	129	137	Quintiles IMS, Inc. 1st Lien Term Loan
Patterson Co. 2nd Lien Term Loan			B2
9.742% due 08/28/23 (Å)(Ê)	3,490	3,429	3.321% due 01/18/25 (Ê)	500	503
PBF Holding Co. LLC / PBF Finance			Qwest Capital Funding, Inc.
Corp.			7.750% due 02/15/31	400	384
7.250% due 06/15/25 (Þ)	1,250	1,292	Rackspace Hosting, Inc. Term Loan B
PDC Brands 2nd Lien Term Loan			4.311% due 11/03/23 (Ê)	743	743
10.090% due 06/30/25 (Ê)	1,420	1,379
Pelican Products, Inc. 1st Lien Term			Radian Group, Inc.
Loan B1			5.250% due 06/15/20	486	519
5.583% due 04/11/20 (Ê)	212	213	Radio One, Inc.
Penn National Gaming, Inc. 1st Lien			7.375% due 04/15/22 (Þ)	425	427
Term Loan B			Radio One, Inc. 1st Lien Term Loan B
3.742% due 01/19/24 (Ê)	248	250	5.340% due 04/05/23 (Ê)	996	978
Penske Automotive Group, Inc.			RBS Capital Trust B
5.500% due 05/15/26	1,330	1,368	6.800% due 12/31/49 (ƒ)	1,000	1,006
PFS Acquisition LLC 2nd Lien Term			RBS Global, Inc. Term Loan B
Loan			0.000% due 08/21/23 (v)	374	376
8.500% due 01/31/22 (Å)(Ê)	7,390	5,773
			Real Alloy Holding, Inc.
Pilgrim's Pride Corp.			10.000% due 01/15/19 (Þ)	2,330	2,155
5.875% due 09/30/27 (Þ)	670	697	Realogy Group LLC / Realogy Co-Issuer
Pinnacle Entertainment, Inc.			Corp.
Series WI			5.250% due 12/01/21 (Þ)	496	513
5.625% due 05/01/24	75	77	Red Ventures LLC 1st Lien Term Loan
Pinnacle Foods Finance LLC			0.000% due 10/11/22 (v)	600	596
Series WI			Red Ventures LLC 2nd Lien Term Loan
5.875% due 01/15/24	488	520	0.000% due 10/10/25 (v)	250	249
Plastipak Holdings, Inc.			Resolute Energy Corp.
6.250% due 10/15/25 (Þ)	1,650	1,681	8.500% due 05/01/20	1,110	1,127
Post Holdings, Inc. Incremental Term			Reynolds Group Holdings, Inc. 1st Lien
Loan			Term Loan B
3.492% due 05/24/24 (Ê)	249	251	3.992% due 02/05/23 (Ê)	242	243
Pre-Paid Legal Services, Inc. 2nd Lien
			RHP Hotel Properties, LP Term Loan B
Term Loan			3.560% due 05/11/24 (Ê)	374	377
10.250% due 07/01/20 (Ê)	500	499
			Rite Aid Corp.
Prestige Brands, Inc.			6.125% due 04/01/23 (Þ)	897	836
6.375% due 03/01/24 (Þ)	1,000	1,065
Prime Security Services Borrower LLC /			7.700% due 02/15/27	300	255
Prime Finance, Inc.			Riverbed Technology, Inc.
9.250% due 05/15/23 (Þ)	3,630	4,023	8.875% due 03/01/23 (Þ)	273	244
Prime Security Services Borrower LLC			Rockies Express Pipeline LLC
Term Loan B1			5.625% due 04/15/20 (Þ)	654	693
3.992% due 05/02/22 (Ê)	520	524	Rowan Cos. , Inc.
Primeline Utility Services LLC 1st Lien			4.875% due 06/01/22	248	234
Term Loan B			4.750% due 01/15/24	878	780

See accompanying notes which are an integral part of the financial statements.

374 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
RP Crown Parent LLC			SunCoke Energy Partners, LP / SunCoke
7.375% due 10/15/24 (Þ)	1,730	1,799	Energy Partners Finance Corp.
Safeway, Inc.			7.500% due 06/15/25 (Þ)	1,600	1,680
7.250% due 02/01/31	948	820	Surgery Center Holdings, Inc.
Scientific Games International, Inc. Term			8.875% due 04/15/21 (Þ)	1,620	1,656
Loan B4			6.750% due 07/01/25 (Þ)	2,370	2,163
4.516% due 08/14/24 (Ê)	750	759	Surgery Center Holdings, Inc. 1st Lien
Sealed Air Corp.			Term Loan
4.875% due 12/01/22 (Þ)	725	768	4.500% due 09/03/24 (Ê)	250	248
6.875% due 07/15/33 (Þ)	200	232	Symantec Corp.
SeaWorld Parks & Entertainment Term			3.950% due 06/15/22	579	598
Loan B			Talbots, Inc. (The) 1st Lien Term Loan
4.333% due 03/31/24 (Ê)	820	805	5.742% due 03/17/20 (Ê)	1,642	1,585
Service Corp. International			Talen Energy Supply LLC
5.375% due 05/15/24	485	512	4.600% due 12/15/21	92	84
Sesac Holdco II LLC 1st Lien Term Loan			Tempo Acquisition LLC / Tempo
4.492% due 02/13/24 (Ê)	125	125	Acquisition Finance Corp.
Sesac Holdco II LLC 2nd Lien Term			6.750% due 06/01/25 (Þ)	270	273
Loan			Tempo Acquisition LLC Term Loan B
8.492% due 02/24/25 (Ê)	500	495	4.242% due 05/01/24 (Ê)	249	250
SESI LLC			Tenet Healthcare Corp.
7.125% due 12/15/21	820	838	4.625% due 07/15/24 (Þ)	1,580	1,554
7.750% due 09/15/24 (Þ)	850	880	6.875% due 11/15/31	112	95
Signode Industrial Group US, Inc. 1st			Series WI
Lien Term Loan B			6.750% due 06/15/23	2,870	2,694
4.035% due 05/01/21 (Ê)	651	658	TerraForm AP Acquisition Holdings LLC
Sirius XM Radio, Inc.			Term Loan B
5.000% due 08/01/27 (Þ)	1,490	1,503	5.583% due 06/26/22 (Ê)	965	971
SIRVA Worldwide, Inc. Term Loan			Tesla, Inc.
7.827% due 11/14/22 (Ê)	496	501	5.300% due 08/15/25 (Þ)	525	507
SM Energy Co.			TIBCO Software, Inc.
5.000% due 01/15/24	140	134	11.375% due 12/01/21 (Þ)	2,775	3,032
5.625% due 06/01/25	495	481	TKC Holdings, Inc. 1st Lien Term Loan
Solarwinds Holdings, Inc. 1st Lien Term			5.522% due 02/01/23 (Ê)	248	251
Loan			TKC Holdings, Inc. 2nd Lien Term Loan
4.742% due 02/05/23 (Ê)	731	735	9.272% due 02/01/24 (Ê)	499	502
Solera LLC Term Loan B			TMS International Corp.
4.485% due 03/04/23 (Ê)	249	251	7.250% due 08/15/25 (Þ)	1,306	1,362
Southwestern Energy Co.			TMS International Corp. Term Loan B
6.700% due 01/23/25	527	539	4.309% due 08/09/24 (Ê)	213	214
Spectrum Brands, Inc. 1st Lien Term
Loan B			Toyota Auto Receivables Owner Trust
0.000% due 06/23/22 (v)	499	502	Series 2015-A Class A3
Sprint Capital Corp.			1.120% due 02/15/19	353	353
6.875% due 11/15/28	3,720	3,969	Toyota Motor Credit Corp.
Sprint Communications, Inc. 1st Lien			2.046% due 01/11/22 (Ê)	1,500	1,517
Term Loan B			Series MTN
3.750% due 02/02/24 (Ê)	745	747	1.610% due 01/09/19 (Ê)	265	265
Station Casinos LLC 1st Lien Term			Trader Corp. Term Loan B
Loan B			4.581% due 09/28/23 (Ê)	496	497
3.740% due 06/08/23 (Ê)	374	375
Steak n Shake Operations, Inc. Term			Trans Union LLC 1st Lien Term Loan B3
			3.242% due 04/09/23 (Ê)	247	248
Loan			Transdigm Group, Inc. 1st Lien Term
5.000% due 03/19/21 (Ê)	1,082	996
Sterigenics-Nordion Holdings LLC Term			Loan F
Loan B			4.274% due 06/09/23 (Ê)	496	498
4.242% due 05/15/22 (Ê)	1,484	1,484	TransDigm, Inc.
Suburban Propane Partners LP /			6.000% due 07/15/22	519	541
Suburban Energy Finance Corp.			6.500% due 07/15/24	120	124
5.875% due 03/01/27	627	622	Series _
			6.500% due 05/15/25	850	877

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 375

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series WI			Walt Disney Co. (The)
6.375% due 06/15/26	756	771	1.506% due 06/05/20 (Ê)	1,500	1,504
Transocean, Inc.			Warrior Met Coal, Inc.
5.800% due 10/15/22	227	222	8.000% due 11/01/24 (Þ)	533	546
7.500% due 04/15/31	90	80	Wastequip LLC Term Loan
6.800% due 03/15/38	1,449	1,177	5.742% due 08/09/19 (Ê)	236	236
Tribune Co. Term Loan B			Weatherford International, Ltd.
4.242% due 01/27/24 (Ê)	126	126	6.500% due 08/01/36	1,364	1,136
Tribune Media Co. 1st Lien Term Loan B			6.750% due 09/15/40	254	212
4.242% due 12/27/20 (Ê)	30	30	Weight Watchers International, Inc. 1st
Trident Merger Sub, Inc.			Lien Term Loan B2
6.625% due 11/01/25 (Þ)	910	905	4.555% due 04/02/20 (Ê)	561	555
Triumph Group, Inc.			Welbilt, Inc.
4.875% due 04/01/21	682	675	Series WI
5.250% due 06/01/22	150	148	9.500% due 02/15/24	456	522
7.750% due 08/15/25 (Þ)	749	800	Wells Fargo & Co.
			2.656% due 03/04/21 (Ê)	1,500	1,545
TruGreen, LP Term Loan			William Morris Endeavor Entertainment
5.235% due 04/13/23 (Ê)	736	747	LLC 1st Lien Term Loan
United Airlines, Inc. Term Loan B			4.640% due 05/06/21 (Ê)	454	457
3.630% due 03/21/24 (Ê)	249	250	Williams Cos. , Inc. (The)
United Rentals (North America), Inc.			4.550% due 06/24/24	774	809
4.625% due 10/15/25	397	406	5.750% due 06/24/44	321	340
4.875% due 01/15/28	581	584
UPC Financing Partnership Term Loan			Xerium Technologies, Inc.
AR			Series WI
3.732% due 01/15/26 (Ê)	500	501	9.500% due 08/15/21	810	832
			York Risk Services Group, Inc.
US Bank			Covenant-Lite Term Loan B
1.685% due 01/24/20 (Ê)	1,900	1,906	4.992% due 10/01/21 (Ê)	249	246
USI, Inc. Term Loan B			Yum! Brands, Inc.
0.000% due 05/16/24 (v)	250	250	3.875% due 11/01/23	1,070	1,076
4.314% due 05/16/24 (Ê)	500	501	4.750% due 06/01/27 (Þ)	87	89
USIS Merger Sub, Inc.			6.875% due 11/15/37	171	188
6.875% due 05/01/25 (Þ)	1,374	1,426
Valeant Pharmaceuticals International,			Zachry Holdings, Inc.
Inc.			7.500% due 02/01/20 (Þ)	1,025	1,052
6.500% due 03/15/22 (Þ)	113	120			382,446
7.000% due 03/15/24 (Þ)	1,075	1,164	Venezuela, Bolivarian Republic of - 0.6%
6.125% due 04/15/25 (Þ)	3,250	2,730	Petroleos de Venezuela SA
5.500% due 11/01/25 (Þ)	437	446	5.375% due 04/12/27	1,000	289
Valeant Pharmaceuticals International,			Series REGS
Inc. Term Loan B			9.000% due 11/17/21	313	137
5.990% due 04/02/22 (Ê)	575	584	6.000% due 05/16/24	8,000	2,220
Vantiv, LLC 1st Lien Term Loan B1			9.750% due 05/17/35	4,460	1,597
0.000% due 09/20/24 (v)	164	165	5.500% due 04/12/37	2,150	618
Vantiv, LLC Term Loan B4			Venezuela Government International
3.239% due 08/07/24 (Ê)	586	589	Bond
Varsity Brands, Inc. 1st Lien Term Loan			Series REGS
4.738% due 12/11/21 (Ê)	468	472	7.000% due 12/01/18	1,750	1,094
Verdesian Life Sciences LLC Term Loan			7.750% due 10/13/19	2,000	940
6.380% due 07/01/20 (Ê)	1,271	1,017			6,895
Vertiv Group Corp.			Vietnam - 0.1%
9.250% due 10/15/24 (Þ)	75	82	Vietnam Government International Bond
Vince LLC 1st Lien Term Loan B			6.750% due 01/29/20 (Þ)	1,500	1,634
8.312% due 11/27/19 (Ê)	206	175
Vizient, Inc.			Virgin Islands, British - 0.2%
10.375% due 03/01/24 (Þ)	730	832	Bluestar Finance Holdings, Ltd.
W3 Co. Term Loan B			4.375% due 12/29/49 (ƒ)	435	440
0.000% due 03/08/22 (v)	250	250	Chalco Hong Kong Investment Co. , Ltd.

See accompanying notes which are an integral part of the financial statements.

376 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($)	Value		Amount ($)			Value
	or Shares	$		or Shares			$
4.250% due 12/29/49 (ƒ)	700	714	Total Preferred Stocks
Franshion Development, Ltd.			(cost $6,841)				6,681
Series REGS
6.750% due 04/15/21	590	654	Options Purchased - 0.0%
		1,808	(Number of Contracts)
Total Long-Term Fixed Income			Cross Currency Options
Investments			(AUD/USD)
			JPMorgan Chase Feb 2018 0.75
(cost $883,323)		905,095		USD	2,000	(ÿ)	26
			Call (1)
			Cross Currency Options
Common Stocks - 0.0%			(BRL/USD)
United States - 0.0%			JPMorgan Chase Nov 2017 3.25	USD	2,350	(ÿ)	24
Education Management Corp. (Æ)(Š)(Þ)	4,460,190	—	Put (1)
			JPMorgan Chase Apr 2018 3.10
Millennium Health LLC(Æ)	14,862	7		USD	2,300	(ÿ)	16
			Put (1)
		7	Cross Currency Options
			(INR/USD)
Total Common Stocks			JPMorgan Chase Dec 2017 68.06	USD	2,360	(ÿ)	2
			Call (1)
(cost $435)		7	JPMorgan Chase Jan 2018 67.04	USD	560	(ÿ)	2
			Call (1)
Preferred Stocks - 0.6%			Cross Currency Options
Netherlands - 0.2%			(MXN/USD)
Aegon NV			JPMorgan Chase Feb 2018 19.34	USD	1,600	(ÿ)	51
			Call (1)
6.375% due 12/01/17(¢)	10,000	259	JPMorgan Chase Jan 2018 18.25
ING Groep NV			Put (2)	USD	2,910	(ÿ)	7
6.125% due 01/15/18(¢)	57,740	1,484	Cross Currency Options
ING Groep NV(Å)			(PZE/EUR)
			JPMorgan Chase Sep 2018 4.20
6.375% due 12/15/17(¢)	20,000	514	Put (1)	EUR	2,233	(ÿ)	31
		2,257	JPMorgan Chase Jul 2018 4.20	EUR	6,627	(ÿ)	83
			Put (2)
Spain - 0.0%			Total Options Purchased
Santander Finance Preferred SAU			(cost $448)				242
6.410% due 12/01/17(¢)	12,450	320	Warrants & Rights - 0.1%
Santander Finance Preferred SAU(Å)			United States - 0.1%
6.800% due 11/28/17(¢)	3,400	89	Education Management Corp. (Æ)
		409	2021 Warrants		1,564,221		—
			Foresight Energy, LP(Å)(Æ)
United Kingdom - 0.1%			2017 Warrants		13,090		540
HSBC Holdings PLC							540
6.200% due 12/01/17(¢)	36,780	961
Standard Chartered PLC			Total Warrants & Rights
8.250% (Ÿ)	30,000	59	(cost $—)				540
		1,020
			Short-Term Investments - 15.6%
United States - 0.3%			Argentina - 0.0%
Deutsche Bank Contingent Capital Trust			Argentine Bonos del Tesoro
II
6.550% due 12/01/17(¢)	19,792	509	22.750% due 03/05/18	ARS	1,030		60
			Republic of Argentina Government
Deutsche Bank Contingent Capital Trust			International Bond
III
7.600% due 02/20/18(¢)	15,000	391	24.256% due 03/01/18 (Ê)	ARS	7,300		430
Education Management Corp. (Æ)(Š)							490
0.000% (Ÿ)	2,128	—	Australia - 0.3%
Sequa Corp. (Å)(Æ)(Š)			Commonwealth Bank of Australia
0.000% (Ÿ)	2,095	2,095	1.374% due 07/09/18 (Ê)(Þ)(~)	USD	2,000		2,000
		2,995	Westpac Banking Corp.
			1.411% due 08/16/18 (Ê)(Þ)(~)	USD	1,000		1,000
							3,000

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 377

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Brazil - 0.0%				National Savings Bank
Nota do Tesouro Nacional				Series REGS
Series NTNF				8.875% due 09/18/18	USD	950	992
10.000% due 01/01/18	BRL	1,500	476	United Kingdom - 0.2%
Canada - 0.3%				Barclays Bank PLC
Bank of Montreal				1.142% due 11/07/17 (~)	USD	1,300	1,300
1.250% due 11/02/17 (ç)(~)	USD	1,100	1,100	1.781% due 03/16/18 (Ê)(~)	USD	500	500
Bank of Nova Scotia				Privatbank CJSC Via UK SPV Credit
2.061% due 03/28/18 (Ê)(~)	USD	280	280	Finance PLC
Province of Quebec Canada				10.250% due 01/23/18 (Ø)	USD	1,240	236
Series MTN							2,036
1.546% due 09/04/18 (Ê)	USD	450	451	United States - 13.3%
Toronto-Dominion Bank (The)				Alpine Securitization, Ltd.
1.464% due 10/18/18 (Ê)(~)	USD	1,000	1,000	1.487% due 01/31/18 (~)	USD	1,000	996
Total Capital Canada, Ltd.				Army & Air Force Exchange Service
1.450% due 01/15/18	USD	500	500	1.054% due 11/13/17 (ç)(~)	USD	2,000	1,999
			3,331	AT&T, Inc.
France - 0.5%				5.600% due 05/15/18	USD	440	449
Antalis SA				Atlantic Asset Securitization LLC
1.138% due 11/10/17 (ç)(~)	USD	2,060	2,059	1.188% due 11/22/17 (ç)(~)	USD	2,000	1,999
Barton Capital SA				Avaya, Inc. 1st Lien Term Loan B4
1.385% due 01/03/18 (Þ)(~)	USD	2,000	1,995	8.741% due 01/23/18 (Ê)	USD	553	554
Sanofi				Bank of America NA
0.012% due 12/20/17 (ç)(Þ)(~)	USD	1,500	1,498	1.360% due 11/01/17 (ç)(~)	USD	900	900
			5,552	Cargill, Inc.
Ghana - 0.0%				1.082% due 11/13/17 (ç)(~)	USD	2,000	1,999
Ghana Government International Bond				Charta LLC
Series 3YR				1.562% due 04/02/18 (Þ)(~)	USD	1,800	1,788
23.230% due 02/19/18	GHS	500	115	Chevron Corp.
22.490% due 04/23/18	GHS	160	37	1.345% due 11/15/17	USD	1,000	1,000
23.470% due 05/21/18	GHS	430	100	Citigroup, Inc.
Series 5YR				Series _
19.040% due 09/24/18	GHS	50	11	2.065% due 04/27/18 (Ê)	USD	2,000	2,005
			263	Concord Minutemen Capital Co. LLC
Italy - 0.1%				0.626% due 11/02/17 (ç)(Þ)(~)	USD	1,000	1,000
Eni Finance USA, Inc.				Crown Point Capital Co. LLC
1.435% due 11/01/17 (ç)(Þ)(~)	USD	800	800	0.000% due 11/01/17 (ç)(Þ)(~)	USD	2,000	2,000
Japan - 0.1%				Energy Future Intermediate Holding Co.
Sumitomo Mitsui Banking Corp.				LLC Term Loan
1.355% due 11/01/17 (ç)(Ê)(~)	USD	750	750	0.000% due 06/28/18 (v)	USD	250	252
Luxembourg - 0.3%				Eni Finance USA, Inc.
International Automotive Components				1.310% due 11/13/17 (ç)(~)	USD	1,200	1,199
Group SA
				GE Capital Treasury Services LLC
9.125% due 06/01/18 (Þ)	USD	2,004	2,004
Telecom Italia Capital SA				1.303% due 04/04/18 (Ê)(~)	USD	2,100	2,100
				Gotham Funding Corp.
6.999% due 06/04/18	USD	1,419	1,456
				1.385% due 01/02/18 (Þ)(~)	USD	1,900	1,896
			3,460
Poland - 0.2%				Honda Auto Receivables Owner Trust
Poland Government International Bond				Series 2016-2 Class A2
Series 1018				1.130% due 09/17/18	USD	60	60
1.843% due 10/25/18	PLN	9,710	2,636	Liberty Street Funding LLC
Sri Lanka - 0.1%				1.322% due 12/22/17 (ç)(Þ)(~)	USD	1,200	1,198

See accompanying notes which are an integral part of the financial statements.

378 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
		Principal		Fair			Principal	Fair
	Amount ($)			Value		Amount ($)		Value
	or Shares			$		or Shares		$
Manhattan Asset Funding Co. LLC					13.625% due 08/15/18	USD	500	353
1.045% due 11/06/17 (ç)(Þ)(~)	USD	700		700				1,626
Merck & Co. , Inc.					Total Short-Term Investments
1.677% due 05/18/18 (Ê)	USD	1,000		1,002	(cost $174,532)			173,701
Old Line Funding LLC
1.386% due 01/10/18 (Þ)(~)	USD	1,900		1,895	Total Investments 97.8%
Optima Specialty Steel, Inc. Delayed
Draw Term Loan					(identified cost $1,065,579)			1,086,266
11.320% due 11/30/17 (Å)	USD	4,280		4,280
Optima Specialty Steel, Inc.					Other Assets and Liabilities, Net
Replacement DIP Term Loan					- 2.2%			24,138
11.210% due 11/30/17	USD	3,420		3,420	Net Assets - 100.0%			1,110,404
PACCAR Financial Corp.
0.006% due 11/02/17 (ç)(~)	USD	1,400		1,400
Reckitt Benckiser Treasury Services PLC
0.012% due 11/06/17 (ç)(Þ)(~)	USD	1,000		1,000
Sheffield Receivables Co. LLC
1.940% due 11/29/17 (ç)(Þ)(~)	USD	1,200		1,199
Starbird Funding Corp.
1.372% due 01/04/18 (Þ)(~)	USD	2,000		1,995
Toyota Motor Credit Corp.
Series MTN
1.566% due 12/05/17 (Ê)	USD	250		250
U. S. Cash Management Fund		79,117,871	(8)	79,126
United States Treasury Bills
0.870% due 11/09/17 (§)(ç)(~)	USD	22,700		22,695
Victory Receivables Corp.
0.011% due 11/07/17 (ç)(Þ)(~)	USD	1,900		1,900
Vodafone Group PLC
1.961% due 09/04/18 (Þ)(~)	USD	1,000		984
1.991% due 10/04/18 (Þ)(~)	USD	1,400		1,374
Wells Fargo Bank NA
1.487% due 10/05/18 (Ê)(~)	USD	800		800
				147,414
Uruguay - 0.1%
Uruguay Monetary Regulation Bills
Series 0001
3.659% due 04/05/18 (~)	UYU	3,580		118
4.169% due 06/01/18 (~)	UYU	2,640		86
6217.226% due 08/24/18 (~)	UYU	3,930		126
4319.809% due 09/21/18 (~)	UYU	7,000		222
Uruguay Treasury Bills
Series 0001
12.834% due 03/08/18 (~)	UYU	9,727		323
				875
Venezuela, Bolivarian Republic of - 0.1%
Petroleos de Venezuela SA
Series REGS
8.500% due 11/02/17	USD	1,333		1,273
Republic of Venezuela Government
International Bond

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 379

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
3.4%
Aegon NV	01/13/17	NLG	1,000,000	33.87	339	444
Belfius Bank SA	05/16/17	EUR	600,000	97.56	585	704
CaixaSabadell Preferentes SAU	12/15/16	EUR	700,000	79.80	559	703
Century Aluminum Co.	09/21/15		1,485,000	96.06	1,426	1,522
Foresight Energy, LP	08/26/16		13,090	—	—	540
Furstenberg Capital II GMBH	03/10/17	EUR	180,000	107.82	194	192
GNB - Companhia de Seguros de Vida SA	01/10/17	EUR	240,000	66.48	160	168
GNB - Companhia de Seguros de Vida SA	01/17/17	EUR	600,000	88.78	533	560
High Ridge Brands Co.	03/17/17		2,920,000	100.00	2,920	2,708
ING Groep NV	06/27/16		20,000	25.32	507	514
Jyske Bank A/S	09/15/17	EUR	600,000	119.07	714	719
La Mondiale SAM	05/27/16	EUR	750,000	96.43	723	774
La Mondiale SAM	11/23/16	EUR	500,000	100.28	501	524
LaSer Confinoga SA	04/07/17	EUR	1,046,000	97.65	1,021	1,152
Macif SA	11/24/16	EUR	1,273,000	92.44	1,177	1,274
Main Capital Funding II, LP	07/01/16	EUR	700,000	113.77	796	845
NIBC Bank NV	04/01/16	EUR	500,000	300.63	1,503	1,454
Norddeutsche Landesbank Girozentrale	03/21/16		800,000	94.32	755	799
OneSavings Bank PLC	05/18/17	GBP	600,000	133.54	801	874
Optima Specialty Steel, Inc. Delayed Draw Term Loan	03/06/17		4,280,000	100.00	4,280	4,280
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc.	04/12/17		2,830,000	93.25	2,639	2,858
Oschadbank Via SSB #1 PLC	12/10/15		2,800,000	74.90	2,097	2,779
Patterson Co. 2nd Lien Term Loan	08/14/15		3,490,000	99.00	3,455	3,429
PFS Acquisition LLC 2nd Lien Term Loan	09/24/14		7,390,000	80.59	5,956	5,773
Phoenix Group Holdings	06/29/17		300,000	100.00	300	316
Santander Finance Preferred SAU	06/27/16		3,400	25.03	85	89
Santander Perpetual SA	05/09/16		170,000	98.02	167	167
Sequa Corp.	04/28/17		2,095	1,000.00	2,095	2,095
						38,256
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

380 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
19.8%
ABG Intermediate Holdings 2 LLC 1st Lien Term Loan	USD 3 Month LIBOR	3.500
ABG Intermediate Holdings 2 LLC 2nd Lien Term Loan	USD 3 Month LIBOR	7.750
Advanced Disposal Services, Inc. Term Loan B3	USD 1 Week LIBOR	2.750
Aegon NV	Netherlands Governments 10 Year Bond NA	0.850
AgroFresh, Inc. Term Loan	USD 3 Month LIBOR	4.750
AI Mistral Luxembourg Subco Sarl Term Loan B	USD 1 Month LIBOR	3.000
Alliant Holdings Holdings I, Inc. Term Loan B	USD 1 Month LIBOR	3.250
Almonde, Inc. Term Loan	USD 3 Month LIBOR	7.250
Alpha 3 B. V. Term Loan B1	USD 3 Month LIBOR	3.000
Alphabet Holding Company, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.500
Alvogen Pharmaceutical US, 1st Lien Inc. Term Loan	USD 1 Month LIBOR	5.000
American Airlines, Inc. Term Loan B	USD 1 Month LIBOR	2.500
American Airlines, Inc. Term Loan B	USD 1 Month LIBOR	2.000
American Honda Finance Corp.	USD 3 Month LIBOR	0.340
American Honda Finance Corp.	USD 3 Month LIBOR	0.350
Anheuser-Busch InBev Finance, Inc.	USD 3 Month LIBOR	0.400
AP Exhaust Acquisition LLC 1st Lien Term Loan	USD 3 Month LIBOR	5.000
AP Gaming I, LLC Term Loan B	USD 1 Month LIBOR	5.500
AP NMT Acquisition BV 1st Lien Term Loan	USD 3 Month LIBOR	5.750
Apple, Inc.	USD 3 Month LIBOR	0.300
Apple, Inc.	USD 3 Month LIBOR	0.070
	USD Swap Semiannual 30/360 (versus 3 Month
Aquarius & Investments PLC for Swiss Reinsurance Co. , Ltd.	LIBOR) 6 Year Rate	6.384
Arbor Pharmaceuticals LLC Term loan B	USD 3 Month LIBOR	5.000
Arctic Glacier Holdings, Inc. Term Loan B	USD 1 Month LIBOR	4.250
Ascena Retail Group, Inc. Term Loan B	USD 1 Month LIBOR	4.500
Ascend Learning LLC Term Loan B	USD 1 Month LIBOR	3.250
	EUR Swap Annual (versus 6 Month EURIBOR) 5
ASR Nederland NV	Year	3.789
Assicurazioni Generali SpA	3 Month EURIBOR	7.113
Assicurazioni Generali SpA	3 Month EURIBOR	5.350
AssuredPartners, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.500
Asurion LLC Term Loan B	USD 1 Month LIBOR	3.000
Asurion LLC Term Loan B4	USD 1 Month LIBOR	2.750
AT&T, Inc.	USD 3 Month LIBOR	0.650
Atradius Finance BV	3 Month EURIBOR	5.031
Australia & New Zealand Banking Group, Ltd.	USD 3 Month LIBOR	0.500
Avantor Performance Materials LLC 1st Lien Term Loan	USD 1 Month LIBOR	4.000
Avaya, Inc. 1st Lien Term Loan B4	USD 1 Month LIBOR	0.000
Avaya, Inc. Term Loan B7	USD 1 Month LIBOR	5.250
Avis Budget Car Rental LLC Term Loan B	USD 3 Month LIBOR	2.000
Avolon LLC Term Loan B	USD 1 Month LIBOR	2.250
Axalta Coating Systems U. S. Holdings, Inc. Term Loan B	USD 3 Month LIBOR	2.000
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Banca Farmafactoring SpA	Year	6.164

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 381

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Banca Popolare dell'Alto Adige SCpA	Year	5.368
	U. S. Treasury Yield Curve Rate T Note Constant
Banco do Brasil SA	Maturity 10 Year	7.327
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Banco Santander SA	Year	4.999
Bank of America Corp.	USD 3 Month LIBOR	0.660
Bank of Montreal	USD 3 Month LIBOR	0.650
Bank of Nova Scotia	USD 3 Month LIBOR	0.730
	U. K. Government Bonds 5 Year Note Generic Bid
Bank of Scotland Capital Funding, LP	Yield	4.200
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Bankia SA	Year	5.819
Banque Federative du Credit Mutuel	EURIBOR ICE Swap Rate	0.100
Banque Federative du Credit Mutuel	EURIBOR ICE Swap Rate	0.100
Barclays Bank PLC	USD 3 Month LIBOR	0.460
Barclays Bank PLC	USD 3 Month LIBOR	3.100
Barclays Bank PLC	GBP 3 Month LIBOR	1.420
Barclays Bank PLC	GBP 3 Month LIBOR	13.400
Barclays Bank PLC	GBP 3 Month LIBOR	1.985
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Barclays PLC	Year	6.750
Bass Pro Group LLC 1st Lien Term Loan B	USD 1 Month LIBOR	5.000
BBB Industries LLC 1st Lien Term Loan	USD 1 Month LIBOR	4.500
BCPE Eagle Buyer LLC 1st Lien Term Loan	USD 1 Month LIBOR	4.250
BCPE Eagle Buyer LLC 2nd Lien Term Loan	USD 1 Month LIBOR	8.000
	EUR Swap Annual (versus 6 Month EURIBOR) 12
Belfius Bank SA	Year	2.000
Berry Plastics Group, Inc Term Loan M	USD 1 Month LIBOR	2.250
BJ's Wholesale Club, Inc. 2nd Lien Term Loan	USD 1 Month LIBOR	7.500
Blount International, Inc. Term Loan B	USD 1 Month LIBOR	4.250
	U. S. Treasury Yield Curve Rate T Note Constant
Bluestar Finance Holdings, Ltd.	Maturity 3 Year	7.242
BNP Paribas Fortis SA	3 Month EURIBOR	2.000
	EUR Swap Annual (versus 6 Month EURIBOR) 5
BNP Paribas SA	Year	5.230
	EUR Swap Annual (versus 6 Month EURIBOR) 5
BPER Banca SpA	Year	4.910
Brand Energy & Infrastructure Services 1st Lien Term Loan	USD 3 Month LIBOR	4.250
Brickman Group, Ltd. LLC (The) 1st Lien Term Loan B	USD 3 Month LIBOR	3.000
BWAY Holding Co. Term Loan	USD 3 Month LIBOR	3.250
Cable One, Inc. Term Loan B	USD 2 Month LIBOR	2.250
Caesars Entertainment Operating Co. Term Loan	USD 1 Month LIBOR	2.500
Caesars Resort Collection LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
	U. S. Treasury Yield Curve Rate T Note Constant
Caixa Economica Federal	Maturity 5 Year	5.551
	EUR Swap Annual (versus 6 Month EURIBOR) 5
CaixaBank SA	Year	6.498
	EUR Swap Annual (versus 6 Month EURIBOR) 5
CaixaBank SA	Year	2.350
CaixaSabadell Preferentes SAU	3 Month EURIBOR	1.950
Canadian Imperial Bank of Commerce	USD 3 Month LIBOR	0.230
Capital Automotive LP 1st Lien Term Loan	USD 1 Month LIBOR	3.000

See accompanying notes which are an integral part of the financial statements.

382 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Capital Automotive LP 2nd Lien Term Loan	USD 1 Month LIBOR	6.000
Capital Funding GmbH	12 Month EURIBOR	2.100
Capital One Multi-Asset Execution Trust	USD 1 Month LIBOR	0.380
Carestream Dental Equipment, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Cast & Crew Payroll LLC 1st Lien Term Loan B	USD 3 Month LIBOR	3.000
CBS Radio, Inc. Term Loan B	USD 1 Month LIBOR	3.500
CH Hold Corp. 1st Lien Term Loan B	USD 1 Month LIBOR	3.000
CH Hold Corp. 2nd Lien Term Loan B	USD 1 Month LIBOR	7.250
	U. S. Treasury Yield Curve Rate T Note Constant
Chalco Hong Kong Investment Co. , Ltd.	Maturity 5 Year	7.931
Change Healthcare Holdings LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.750
Charming Charlie LLC Term Loan B	USD 3 Month LIBOR	8.000
Charter Communications Operating LLC 1st Lien Term Loan H	USD 1 Month LIBOR	2.000
Chase Issuance Trust	USD 1 Month LIBOR	0.430
Citigroup, Inc.	USD 3 Month LIBOR	0.690
ClubCorp Club Operations, Inc. Term Loan	USD 3 Month LIBOR	3.250
Commercial Barge Line Co. 1st Lien Term Loan B	USD 1 Month LIBOR	8.750
Commonwealth Bank of Australia	USD 1 Month LIBOR	0.150
Constellation Brands Canada, Inc. Term Loan B1	USD 2 Month LIBOR	2.750
Constellis Holdings LLC 1st Lien Term Loan	USD 3 Month LIBOR	5.000
Constellis Holdings LLC 2nd Lien Term Loan	USD 3 Month LIBOR	9.000
ConvergeOne Holdings Corp. Term Loan B	USD 3 Month LIBOR	4.750
Coral US Co. Borrower LLC Term Loan B	USD 1 Month LIBOR	3.500
Cortes NP Acquisition Corp Term Loan B	USD 1 Month LIBOR	4.000
CPI Acquisition, Inc. Term Loan B	USD 3 Month LIBOR	4.500
Creative Artists Agency LLC 1st Lien Term Loan B	USD 1 Month LIBOR	3.500
Credit Agricole SA	3 Month EURIBOR	4.800
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Credit Agricole SA	Year	5.120
Credit Logement SA	3 Month EURIBOR	1.150
Credit Mutuel Arkea SA	EURIBOR ICE Swap Rate	0.100
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Credito Emiliano SpA	Year	3.625
Crosby US Acquisition Corp. 1st Lien Term Loan	USD 3 Month LIBOR	3.000
CSC Holdings, LLC 1st Lien Term Loan	USD 1 Month LIBOR	2.250
Cvent, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	4.000
CWGS Group LLC Term Loan	USD 1 Month LIBOR	3.000
Danske Bank A/S	USD 3 Month LIBOR	0.510
Danske Bank A/S	3 Month CIBOR	4.750
	USD Swap Semiannual 30/360 (versus 3 Month
Danske Bank A/S	LIBOR) 7 Year Rate	3.896
Dell, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	2.000
Delta 2 Lux Sarl Term Loan B3	USD 1 Month LIBOR	3.000
Delta Lloyd NV	3 Month EURIBOR	7.800
Deutsche Postbank Funding Trust III	EURIBOR ICE Swap Rate	0.125
Diamond (BC) BV Term Loan	USD 2 Month LIBOR	3.000

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 383

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Dragon Merger Sub LLC 2nd Lien Term Loan	USD 3 Month LIBOR	8.250
Dupage Medical Group, Ltd. 1st Lien Term Loan	USD 2 Month LIBOR	3.000
Dupage Medical Group, Ltd. 2nd Lien Term Loan	USD 3 Month LIBOR	7.000
Duravant LLC 2nd Lien Term Loan	USD 3 Month LIBOR	7.250
Duravant LLC 2nd Lien Term Loan	USD 3 Month LIBOR	7.250
DZ BANK Capital Funding Trust I	3 Month EURIBOR	2.500
DZ Bank Perpetual Funding Issuer, Ltd.	3 Month EURIBOR	0.800
E. W. Scripps Co. Term Loan B	USD 1 Month LIBOR	2.250
EagleView Technology Corp. 1st Lien Term Loan	USD 3 Month LIBOR	4.250
Education Advisory Board 1st Lien Term Loan	USD 1 Month LIBOR	3.750
Education Management LLC Term Loan B	USD 3 Month LIBOR	5.500
Eldorado Resorts, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.250
Emerald 3, Ltd. 2nd Lien Term Loan	USD 3 Month LIBOR	7.000
Emerald US, Inc. Term Loan B1	USD 3 Month LIBOR	4.000
	USD Swap Semiannual 30/360 (versus 3 Month
Emirates NBD Tier 1, Ltd.	LIBOR) 6 Year Rate	4.513
Employbridge LLC Term Loan	USD 3 Month LIBOR	6.500
Energy Future Intermediate Holding Co. LLC Term Loan	USD 1 Month LIBOR	3.000
EnergySolutions LLC 1st Lien Term Loan B	USD 3 Month LIBOR	4.750
Envision Healthcare Corp. Term Loan B	USD 1 Month LIBOR	3.000
EP Petroecuador	USD 3 Month LIBOR	5.630
Evergreen Skills Lux Sarl 2nd Lien Term Loan	USD 1 Month LIBOR	8.250
Everi Payments, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	4.500
Exact Merger Sub LLC 1st Lien Term Loan	USD 3 Month LIBOR	4.250
Exact Merger Sub LLC 2nd Lien Term Loan	USD 3 Month LIBOR	8.000
First Data Corp. Term Loan	USD 1 Month LIBOR	2.250
Focus Financial Partners LLC 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Ford Credit Auto Owner Trust	USD 1 Month LIBOR	0.070
Fort Dearborn Company 1st Lien Term Loan	USD 2 Month LIBOR	4.000
Freedom Mortgage Corp. Term Loan	USD 3 Month LIBOR	5.500
Frontier Communications Corp. Term Loan B	USD 1 Month LIBOR	3.750
FullBeauty Brands Holding Corp. 2nd Lien Term Loan	USD 1 Month LIBOR	9.000
FullBeauty Brands Holdings Corp. 1st Lien Term Loan	USD 1 Month LIBOR	4.750
	EUR Swap Annual (versus 6 Month EURIBOR) 10
Furstenberg Capital III GMBH	Year	1.500
Garda World Security Corp. Term Loan B	USD 1 Month LIBOR	4.000
GE Capital Treasury Services LLC	USD 1 Month LIBOR	0.070
Getty Images, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	3.500
GHX Ultimate Parent Corp. 1st Lien Term Loan	USD 3 Month LIBOR	3.250
GNB - Companhia de Seguros de Vida SA	3 Month EURIBOR	3.500
GNB - Companhia de Seguros de Vida SA	3 Month EURIBOR	2.200
Go Daddy Operating Co. LLC 1st Lien Term Loan	USD 1 Month LIBOR	2.500
Golub Capital Partners CLO, Ltd.	USD 3 Month LIBOR	6.500
	EUR Swap Annual (versus 6 Month EURIBOR) 5
GRENKE AG	Year	6.702
Grifols Worldwide Operations USA Inc. 1st Lien Term Loan B	USD 1 Week LIBOR	2.250

See accompanying notes which are an integral part of the financial statements.

384 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Gruden Holdings, Inc. First Lien Term Loan	USD 3 Month LIBOR	5.500
GTCR Valor Cos. , Inc. Term Loan B1	USD 3 Month LIBOR	4.250
H. B. Fuller Co. Term Loan B	USD 1 Month LIBOR	2.250
Harbourview CLO VII, Ltd.	USD 3 Month LIBOR	5.130
Harland Clarke Holdings Corp.	USD 2 Month LIBOR	4.750
	U. K. Government Bonds 5 Year Note Generic Bid
HBOS Sterling Finance Jersey, LP	Yield	4.400
HCA, Inc. Term Loan B8	USD 1 Month LIBOR	2.250
Heartland Dental LLC 2nd Lien Term Loan	USD 1 Month LIBOR	8.500
Hertz Global Holdings, Inc. Term Loan B	USD 1 Month LIBOR	2.750
House of Fraser Funding PLC	GBP 3 Month LIBOR	5.750
HT1 Funding GmbH	12 Month EURIBOR	2.000
Hyland Software, Inc. 2nd Lien Term Loan	USD 1 Month LIBOR	7.000
Hyland Software, Inc. Term Loan	USD 1 Month LIBOR	3.250
Hyperion Insurance Group, Ltd. Term Loan B	USD 1 Month LIBOR	4.000
IBM Credit LLC	USD 3 Month LIBOR	0.260
	U. S. Treasury Yield Curve Rate T Note Constant
Industrial & Commercial Bank of China, Ltd.	Maturity 5 Year	2.250
	U. S. Treasury Yield Curve Rate T Note Constant
Industrial & Commercial Bank of China, Ltd.	Maturity 5 Year	3.135
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Intesa Sanpaolo SpA	Year	6.884
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Intesa Sanpaolo SpA	Year	7.192
Intrawest Resorts Holdings, Inc. 1st Lien Term Loan B1	USD 1 Month LIBOR	3.250
Jaguar Holding Co. II Term Loan	USD 3 Month LIBOR	2.750
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Jyske Bank A/S	Year	3.962
Kraton Polymers LLC Term Loan	USD 1 Month LIBOR	3.000
Kronos, Inc. Term Loan B	USD 3 Month LIBOR	3.500
La Mondiale SAM	3 Month EURIBOR	2.700
La Mondiale SAM	3 Month EURIBOR	2.130
LaSer Confinoga SA	Natixis France CNO Tec 10 Index	1.350
Learfield Communications, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.250
Level 3 Financing, Inc. Term Loan B	USD 3 Month LIBOR	2.250
Limetree Bay Terminals LLC Term Loan B	USD 1 Month LIBOR	4.000
Lions Gate Enterntainment, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.000
	U. K. Government Bonds 5 Year Note Generic Bid
Liverpool Victoria Friendly Society, Ltd.	Yield	5.630
	U. K. Government Bonds 5 Year Note Generic Bid
Lloyds Bank PLC	Yield	13.400
	GBP Swap Semiannual (versus 6 Month LIBOR) 5
Lloyds Banking Group PLC	Year	5.010
Lloyds Banking Group PLC	USD 3 Month LIBOR	1.495
Lloyds Banking Group PLC	USD 3 Month LIBOR	1.270
Lux Finco Sarl Term Loan B1	USD 1 Month LIBOR	8.500
MacDonald Detwiler & Associates, Ltd. Term Loan B	USD 2 Month LIBOR	2.750
Macif SA	3 Month EURIBOR	2.000
MACOM Technology Solutions Term Loan	USD 1 Month LIBOR	2.250
Match Group, Inc. 1st Lien Term Loan B1	USD 2 Month LIBOR	2.500

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 385

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
MCC Iowa LLC Term Loan H	USD 1 Week LIBOR	2.500
Merck & Co. , Inc.	USD 3 Month LIBOR	0.360
MGM Growth Properties Operating Partnership, LP Term Loan B	USD 1 Month LIBOR	2.250
MH Sub I LLC 1st Lien Term Loan	USD 3 Month LIBOR	3.750
MH Sub I LLC 2nd Lien Term Loan	USD 3 Month LIBOR	7.500
Mizuho Bank, Ltd.	USD 3 Month LIBOR	0.400
MORSCO, Inc. Term Loan B	USD 1 Month LIBOR	7.000
National Australia Bank , Ltd.	USD 3 Month LIBOR	0.690
National Australia Bank, Ltd.	USD 3 Month LIBOR	0.510
National Bank of Canada	USD 3 Month LIBOR	0.200
Navistar, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	4.000
NeuStar, Inc. 1st Lien Term Loan B2	USD 3 Month LIBOR	3.750
New Millennium Holdco, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	6.500
	EUR Swap Annual (versus 6 Month EURIBOR) 5
NIBC Bank NV	Year	5.564
Nissan Auto Receivables Owner Trust	USD 1 Month LIBOR	0.060
NN, Inc. Incremental Term Loan	USD 1 Month LIBOR	3.750
Nordea Bank AB	USD 3 Month LIBOR	0.470
Nordea Bank AB	USD 3 Month LIBOR	0.280
NPC International, Inc. First Lien Term Loan	USD 1 Month LIBOR	3.500
Numericable Group SA Term Loan B12	USD 2 Month LIBOR	3.000
	GBP Swap Semiannual (versus 6 Month LIBOR) 5
OneSavings Bank PLC	Year	8.359
Optima Specialty Steel, Inc. Delayed Draw Term Loan	USD 3 Month LIBOR	10.000
Optiv, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Oschadbank Via SSB #1 PLC	USD 6 Month LIBOR	6.875
Ozark Holdings LLC 1st Lien Term Loan	USD 1 Month LIBOR	3.750
PAREXEL International Corp. 1st Lien Term Loan B	USD 1 Month LIBOR	2.250
Parq Holdings, LP Term Loan	USD 1 Month LIBOR	7.500
Patterson Co. 2nd Lien Term Loan	USD 1 Month LIBOR	8.500
PDC Brands 2nd Lien Term Loan	USD 3 Month LIBOR	8.750
Pelican Products, Inc. 1st Lien Term Loan B1	USD 3 Month LIBOR	4.250
Penn National Gaming, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
PFS Acquisition LLC 2nd Lien Term Loan	USD 1 Month LIBOR	7.250
Post Holdings, Inc. Incremental Term Loan	USD 1 Month LIBOR	2.250
Pre-Paid Legal Services, Inc. 2nd Lien Term Loan	USD 1 Month LIBOR	9.000
Prime Security Services Borrower LLC Term Loan B1	USD 1 Month LIBOR	2.750
Primeline Utility Services LLC 1st Lien Term Loan B	USD 3 Month LIBOR	5.500
Procter & Gamble Co. (The)	USD 3 Month LIBOR	0.270
Project Alpha Intermediate Holding, Inc. 1st Lien Term Loan B	USD 6 Month LIBOR	3.500
Province of Quebec Canada	USD 3 Month LIBOR	0.230
	U. S. Treasury Yield Curve Rate T Note Constant
PTTEP Treasury Center Co. , Ltd.	Maturity 5 Year	3.177
Quest Software US Holdings, Inc. Term Loan B	USD 3 Month LIBOR	6.000
Quintiles IMS, Inc. 1st Lien Term Loan B2	USD 3 Month LIBOR	2.000
Rackspace Hosting, Inc. Term Loan B	USD 3 Month LIBOR	3.000

See accompanying notes which are an integral part of the financial statements.

386 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Radio One, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	4.000
	EUR Swap Annual (versus 6 Month EURIBOR) 12
Raiffeisen Bank International AG	Year	5.954
RBS Global, Inc. Term Loan B	USD 3 Month LIBOR	2.750
Reckitt Benckiser Treasury Services PLC	USD 3 Month LIBOR	0.560
Red Ventures LLC 1st Lien Term Loan	USD 3 Month LIBOR	4.000
Red Ventures LLC 2nd Lien Term Loan	USD 3 Month LIBOR	8.000
	Argentina Deposit Rates Badlar Private Banks ARS
Republic of Aregentina Governemnt International Bond	30 to 35 Days	2.750
	Argentina Deposit Rates Badlar Private Banks ARS
Republic of Aregentina Governemnt International Bond	30 to 35 Days	2.500
Republic of Argentina Government International Bond	Argentina Central Bank 7-Day Repo Reference Rate	0.000
Reynolds Group Holdings, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.750
RHP Hotel Properties, LP Term Loan B	USD 3 Month LIBOR	2.250
Royal Bank Of Canada	USD 1 Month LIBOR	0.250
Royal Bank of Scotland Group PLC	USD 3 Month LIBOR	5.000
RSA Insurance Group PLC	3 Month STIBOR	5.250
	GBP Swap Semiannual (versus 6 Month LIBOR) 5
RWE AG	Year	5.100
RZB Finance Jersey IV, Ltd.	3 Month EURIBOR	1.950
Sandvine Corp. 1st Lien Term Loan B	USD 3 Month LIBOR	5.750
Santander Perpetual SA	USD 3 Month LIBOR	3.025
Santander Perpetual SA	3 Month EURIBOR	1.600
Scientific Games International, Inc. Term Loan B4	USD 1 Month LIBOR	3.250
SeaWorld Parks & Entertainment Term Loan B	USD 3 Month LIBOR	3.000
Sesac Holdco II LLC 1st Lien Term Loan	USD 1 Month LIBOR	3.250
Sesac Holdco II LLC 2nd Lien Term Loan	USD 1 Month LIBOR	7.250
Signode Industrial Group US, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	2.750
SIRVA Worldwide, Inc. Term Loan	USD 3 Month LIBOR	6.500
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Societe Generale SA	Year	5.538
Solarwinds Holdings, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.500
Solera LLC Term Loan B	USD 1 Month LIBOR	3.250
Solvay Acetow GMBH Term Loan	USD 3 Month LIBOR	5.500
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Solvay Finance SA	Year	3.700
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Solvay Finance SA	Year	3.000
Spectrum Brands, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.000
Sprint Communications, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Srlev NV	12 Month EURIBOR	6.165
Standard Chartered PLC	USD 3 Month LIBOR	1.460
	USD Swap Semiannual 30/360 (versus 3 Month
Standard Chartered PLC	LIBOR) 5 Year Rate	5.723
	USD Swap Semiannual 30/360 (versus 3 Month
Standard Chartered PLC	LIBOR) 5 Year Rate	4.889
Station Casinos LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Steak n Shake Operations, Inc. Term Loan	USD 1 Month LIBOR	3.750
Sterigenics-Nordion Holdings LLC Term Loan B	USD 1 Month LIBOR	3.000
Storebrand Livsforsikring Group	3 Month EURIBOR	6.194

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 387

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Sumitomo Mitsui Banking Corp.	USD 1 Month LIBOR	0.120
Sumitomo Mitsui Banking Corp.	USD 3 Month LIBOR	0.460
Surgery Center Holdings, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.250
Svenska Handelsbanken AB	USD 3 Month LIBOR	0.400
Takko Luxembourg 2 SCA	3 Month EURIBOR	7.000
Talbots, Inc. (The) 1st Lien Term Loan	USD 1 Month LIBOR	4.500
Tempo Acquisition LLC Term Loan B	USD 1 Month LIBOR	3.000
TerraForm AP Acquisition Holdings LLC Term Loan B	USD 3 Month LIBOR	4.250
The Hongkong and Shanghai Banking Corp.	USD 3 Month LIBOR	0.000
TIAA CLO I, Ltd.	USD 3 Month LIBOR	8.050
TKC Holdings, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	4.250
TKC Holdings, Inc. 2nd Lien Term Loan	USD 2 Month LIBOR	8.000
TMS International Corp. Term Loan B	USD 1 Month LIBOR	3.000
Toronto-Dominion Bank (The)	USD 3 Month LIBOR	0.840
Toronto-Dominion Bank (The)	USD 3 Month LIBOR	0.110
Total Capital International SA	USD 3 Month LIBOR	0.350
Toyota Motor Credit Corp.	USD 3 Month LIBOR	0.260
Toyota Motor Credit Corp.	USD 3 Month LIBOR	0.250
Toyota Motor Credit Corp.	USD 3 Month LIBOR	0.690
Trader Corp. Term Loan B	USD 3 Month LIBOR	3.250
Trans Union LLC 1st Lien Term Loan B3	USD 1 Month LIBOR	2.000
Transdigm Group, Inc. 1st Lien Term Loan F	USD 3 Month LIBOR	3.000
Travelport Finance (Luxembourg) SARL Term Loan D	USD 3 Month LIBOR	2.750
Tribune Co. Term Loan B	USD 1 Month LIBOR	3.000
Tribune Media Co. 1st Lien Term Loan B	USD 1 Month LIBOR	3.000
TruGreen, LP Term Loan	USD 1 Month LIBOR	4.000
TSB Banking Group PLC	GBP 3 Month LIBOR	3.430
UBS AG	USD 3 Month LIBOR	0.320
	USD Swap Semiannual 30/360 (versus 3 Month
UBS Group AG	LIBOR) 5 Year Rate	5.464
Ukreximbank Via Biz Finance PLC	USD 6 Month LIBOR	7.000
	EUR Swap Annual (versus 6 Month EURIBOR) 5
UniCredit SpA	Year	4.316
	EUR Swap Annual (versus 6 Month EURIBOR) 5
UniCredit SpA	Year	6.100
UniCredit SpA	Singapore Dollar Swaps Curve	4.470
UnipolSai SpA	3 Month EURIBOR	5.180
United Airlines, Inc. Term Loan B	USD 3 Month LIBOR	2.250
UPC Financing Partnership Term Loan AR	USD 1 Month LIBOR	2.500
US Bank	USD 3 Month LIBOR	0.320
USI, Inc. Term Loan B	USD 1 Month LIBOR	3.000
USI, Inc. Term Loan B	USD 1 Month LIBOR	3.000
Valeant Pharmaceuticals International, Inc. Term Loan B	USD 3 Month LIBOR	4.750
Vantiv, LLC 1st Lien Term Loan B1	USD 1 Month LIBOR	2.000
Vantiv, LLC Term Loan B4	USD 1 Month LIBOR	2.000
Varsity Brands, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.500

See accompanying notes which are an integral part of the financial statements.

388 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities		Referenced Rate			Spread %
Venture XXIX CLO, Ltd.		USD 3 Month LIBOR			6.250
Verdesian Life Sciences LLC Term Loan		USD 3 Month LIBOR			5.000
Veresen Midstream, Ltd. Term Loan B2		USD 1 Month LIBOR			3.500
Vince LLC 1st Lien Term Loan B		USD 3 Month LIBOR			7.000
	U. S. Treasury Yield Curve Rate T Note Constant
VTB Bank		Maturity 10 Year			8.067
W3 Co. Term Loan B		USD 3 Month LIBOR			6.000
Walt Disney Co. (The)		USD 3 Month LIBOR			0.190
Wastequip LLC Term Loan		USD 1 Month LIBOR			4.500
Weight Watchers International, Inc. 1st Lien Term Loan B2		USD 3 Month LIBOR			3.250
Wells Fargo & Co.		USD 3 Month LIBOR			1.340
Wells Fargo Bank NA		USD 3 Month LIBOR			0.140
Westpac Banking Corp.		USD 1 Month LIBOR			0.180
William Morris Endeavor Entertainment LLC 1st Lien Term Loan		USD 2 Month LIBOR			3.250
Yonkers Racing Corp. Term Loan B		USD 1 Month LIBOR			3.250
York Risk Services Group, Inc. Covenant-Lite Term Loan B		USD 1 Month LIBOR			3.750
Zais CLO 5, Ltd.		USD 3 Month LIBOR			4.500

For a description of variable, adjustable or floating rate securities see note 2 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Value and
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Australia 10 Year Bond Futures	716	AUD	92,259	12/17	(97)
Canadian 10 Year Government Bond Futures	214	CAD	29,410	12/17	(67)
Euro-Bobl Futures	48	EUR	6,326	12/17	20
Euro-BTP Futures	117	EUR	16,332	12/17	494
Euro-Bund Futures	15	EUR	2,441	12/17	19
Euro-Schatz Futures	69	EUR	7,746	12/17	7
Long Gilt Futures	15	GBP	1,865	12/17	(14)
United States 2 Year Treasury Note Futures	234	USD	50,394	12/17	(145)
United States 5 Year Treasury Note Futures	655	USD	76,758	12/17	(505)
United States 10 Year Treasury Note Futures	1,067	USD	133,308	12/17	(1,418)
United States 10 Year Ultra Treasury Bond Futures	40	USD	5,357	12/17	(80)
United States Long Bond Futures	184	USD	28,054	12/17	(249)
United States Ultra Treasury Bond Futures	14	USD	2,307	12/17	(33)
Short Positions
Euro-Bobl Futures	5	EUR	659	12/17	—
Euro-Bund Futures	432	EUR	70,308	12/17	(219)
Long Gilt Futures	399	GBP	49,608	12/17	1,404
United States 2 Year Treasury Note Futures	7	USD	1,507	12/17	3
United States 5 Year Treasury Note Futures	23	USD	2,695	12/17	18
United States 10 Year Treasury Note Futures	21	USD	2,624	12/17	35
United States Long Bond Futures	11	USD	1,677	12/17	3
United States Ultra Treasury Bond Futures	34	USD	5,603	12/17	16
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(808)

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 389

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Options Written
Amounts in thousands (except contract amounts)
			Number of		Strike	Notional		Expiration	Fair Value
Description	Counterparty	Call/Put	Contracts		Price	Amount		Date	$
Cross Currency Options (INR/USD)	JPMorgan Chase	Put	1		65.39	USD	2,360	12/27/17	(26)
Cross Currency Options (INR/USD)	JPMorgan Chase	Put	1		64.77	USD	560	01/30/18	(4)
Total Liability for Options Written (premiums received $16)									(30)

Foreign Currency Exchange Contracts
Amounts in thousands
									Unrealized
									Appreciation
			Amount			Amount			(Depreciation)
Counterparty			Sold			Bought		Settlement Date	$
Bank of America			USD	296	ARS	5,313		12/05/17	(1)
Bank of America			USD	677	BRL	2,220		11/03/17	1
Bank of America			USD	569	CZK	13,277		11/03/17	34
Bank of America			USD	10	CZK	212		11/22/17	—
Bank of America			USD	18	CZK	402		11/22/17	—
Bank of America			USD	1,658	CZK	36,551		11/22/17	2
Bank of America			USD	1,721	CZK	37,343		11/22/17	(24)
Bank of America			USD	8,817	CZK	194,718		11/22/17	31
Bank of America			USD	25	CZK	553		12/20/17	—
Bank of America			USD	5	HKD	40		11/22/17	—
Bank of America			USD	1,716	HKD	13,366		11/22/17	(2)
Bank of America			USD	3	HUF	728		11/22/17	—
Bank of America			USD	76	HUF	19,508		11/22/17	(3)
Bank of America			USD	1,647	HUF	436,874		11/22/17	(12)
Bank of America			USD	1,725	HUF	442,359		11/22/17	(69)
Bank of America			USD	8,784	HUF	2,271,093		11/22/17	(281)
Bank of America			USD	621	HUF	162,500		12/20/17	(11)
Bank of America			USD	280	KRW	322,851		01/12/18	9
Bank of America			USD	451	MXN	8,301		11/21/17	(20)
Bank of America			USD	14	MXN	251		11/22/17	(1)
Bank of America			USD	56	MXN	1,079		11/22/17	—
Bank of America			USD	492	MXN	9,057		11/22/17	(22)
Bank of America			USD	2,609	MXN	47,001		11/22/17	(165)
Bank of America			USD	122	PEN	398		11/09/17	—
Bank of America			USD	133	PEN	436		11/09/17	1
Bank of America			USD	164	PEN	538		11/09/17	1
Bank of America			USD	205	PEN	667		11/09/17	—
Bank of America			USD	346	PEN	1,127		11/09/17	—
Bank of America			USD	376	PEN	1,225		11/09/17	—
Bank of America			USD	405	PEN	1,317		11/09/17	—
Bank of America			USD	684	PLN	2,428		11/20/17	(17)
Bank of America			USD	1,647	PLN	6,058		11/22/17	17
Bank of America			USD	8,770	PLN	31,971		11/22/17	13
Bank of America			USD	887	RUB	55,555		01/10/18	54
Bank of America			USD	3	SGD	4		11/22/17	—
Bank of America			USD	5	SGD	7		11/22/17	—
Bank of America			USD	1,711	SGD	2,304		11/22/17	(21)
Bank of America			USD	35	THB	1,140		11/22/17	—
Bank of America			USD	5,711	THB	188,670		11/22/17	(32)
Bank of America			USD	72	TRY	266		11/22/17	(3)
Bank of America			USD	241	TRY	887		11/22/17	(9)
Bank of America			USD	490	TRY	1,774		11/22/17	(25)
Bank of America			USD	1,632	TRY	5,912		11/22/17	(83)
Bank of America			USD	2,568	TRY	9,312		11/22/17	(128)

See accompanying notes which are an integral part of the financial statements.

390 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	8,559	TRY	31,041	11/22/17	(425)
Bank of America	USD	92	TRY	351	01/31/18	(1)
Bank of America	USD	414	TRY	1,592	01/31/18	(5)
Bank of America	USD	483	TRY	1,836	01/31/18	(11)
Bank of America	USD	817	TRY	3,143	01/31/18	(10)
Bank of America	USD	1,010	TRY	3,843	01/31/18	(24)
Bank of America	USD	1,044	TRY	3,993	01/31/18	(19)
Bank of America	USD	310	TWD	9,472	01/12/18	6
Bank of America	USD	1,078	ZAR	14,831	11/20/17	(33)
Bank of America	USD	32	ZAR	427	11/22/17	(2)
Bank of America	USD	106	ZAR	1,422	11/22/17	(6)
Bank of America	USD	490	ZAR	6,734	11/22/17	(15)
Bank of America	USD	1,632	ZAR	22,448	11/22/17	(50)
Bank of America	USD	2,643	ZAR	35,502	11/22/17	(141)
Bank of America	BRL	2,220	USD	700	11/03/17	22
Bank of America	BRL	233	USD	70	02/09/18	—
Bank of America	CLP	414,997	USD	624	11/24/17	(28)
Bank of America	COP	668,846	USD	219	12/18/17	—
Bank of America	CZK	3,695	EUR	144	11/20/17	—
Bank of America	CZK	553	USD	25	11/03/17	—
Bank of America	CZK	707	USD	33	11/22/17	—
Bank of America	CZK	1,339	USD	61	11/22/17	1
Bank of America	CZK	10,965	USD	497	11/22/17	(1)
Bank of America	CZK	58,415	USD	2,645	11/22/17	(9)
Bank of America	CZK	124,475	USD	5,737	11/22/17	81
Bank of America	EUR	362	USD	426	11/08/17	4
Bank of America	EUR	310	USD	365	11/20/17	3
Bank of America	GBP	445	USD	587	11/08/17	(4)
Bank of America	HKD	158	USD	20	11/22/17	—
Bank of America	HKD	3,896	USD	499	11/22/17	—
Bank of America	HKD	20,591	USD	2,639	11/22/17	(1)
Bank of America	HUF	70,989	USD	249	11/06/17	(17)
Bank of America	HUF	141,977	USD	498	11/06/17	(33)
Bank of America	HUF	162,500	USD	619	11/06/17	11
Bank of America	HUF	2,428	USD	9	11/22/17	—
Bank of America	HUF	5,853	USD	23	11/22/17	1
Bank of America	HUF	131,062	USD	494	11/22/17	4
Bank of America	HUF	681,328	USD	2,635	11/22/17	84
Bank of America	HUF	1,474,529	USD	5,750	11/22/17	230
Bank of America	IDR	18,145,129	USD	1,337	12/27/17	6
Bank of America	MXN	30,378	USD	1,694	11/22/17	115
Bank of America	PEN	4,487	USD	1,380	11/09/17	—
Bank of America	PLN	140	USD	39	11/22/17	1
Bank of America	PLN	155	USD	43	11/22/17	1
Bank of America	PLN	20,442	USD	5,727	11/22/17	111
Bank of America	RUB	11,510	USD	196	01/10/18	—
Bank of America	RUB	22,190	USD	375	01/10/18	(1)
Bank of America	SGD	677	USD	498	11/22/17	1
Bank of America	SGD	3,587	USD	2,624	11/22/17	(8)
Bank of America	THB	1,571	USD	48	11/22/17	—
Bank of America	THB	55,380	USD	1,656	11/22/17	(11)
Bank of America	THB	291,692	USD	8,761	11/22/17	(20)
Bank of America	THB	18,447	USD	558	01/19/18	3

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 391

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	TRY	135	USD	39	11/22/17	3
Bank of America	TRY	451	USD	129	11/22/17	11
Bank of America	TRY	5,956	USD	1,673	11/22/17	112
Bank of America	TRY	19,855	USD	5,576	11/22/17	374
Bank of America	ZAR	2,779	USD	204	11/20/17	9
Bank of America	ZAR	9,701	USD	706	11/20/17	22
Bank of America	ZAR	546	USD	41	11/22/17	3
Bank of America	ZAR	1,819	USD	137	11/22/17	9
Bank of America	ZAR	22,722	USD	1,688	11/22/17	86
Bank of America	ZAR	75,739	USD	5,626	11/22/17	288
Bank of Montreal	USD	5,222	EUR	4,485	11/08/17	4
Bank of Montreal	USD	1,539	GBP	1,164	11/08/17	8
Bank of Montreal	USD	2,414	NZD	3,370	11/22/17	(109)
Bank of Montreal	USD	11,196	SEK	90,685	11/22/17	(352)
Bank of Montreal	EUR	4,736	USD	5,601	11/08/17	82
Bank of Montreal	EUR	4,485	USD	5,230	12/07/17	(4)
Bank of Montreal	GBP	1,026	USD	1,375	11/08/17	12
Bank of Montreal	GBP	1,164	USD	1,540	12/07/17	(8)
Bank of Montreal	NZD	15,725	USD	11,266	11/22/17	509
Bank of Montreal	SEK	19,433	USD	2,399	11/22/17	76
Barclays	USD	122	BRL	401	11/03/17	—
Barclays	USD	487	BRL	1,594	11/03/17	1
Barclays	USD	447	CLP	301,166	11/24/17	26
Barclays	USD	580	CLP	394,690	11/24/17	40
Barclays	USD	214	COP	630,419	12/18/17	(8)
Barclays	USD	569	CZK	13,277	11/03/17	34
Barclays	USD	3,690	CZK	89,970	11/03/17	395
Barclays	USD	731	CZK	16,160	11/20/17	4
Barclays	USD	131	HUF	34,310	11/06/17	(3)
Barclays	USD	144	HUF	37,484	11/06/17	(4)
Barclays	USD	146	HUF	38,151	11/06/17	(4)
Barclays	USD	205	HUF	53,354	11/06/17	(5)
Barclays	USD	208	HUF	54,072	11/06/17	(6)
Barclays	USD	293	HUF	76,176	11/06/17	(8)
Barclays	USD	621	HUF	162,500	12/20/17	(11)
Barclays	USD	232	IDR	3,386,278	11/27/17	17
Barclays	USD	233	IDR	3,391,186	11/27/17	17
Barclays	USD	233	IDR	3,391,186	11/27/17	16
Barclays	USD	677	IDR	10,018,112	11/27/17	60
Barclays	USD	343	IDR	5,040,630	12/04/17	28
Barclays	USD	344	IDR	5,039,603	12/04/17	27
Barclays	USD	334	IDR	4,752,435	12/13/17	15
Barclays	USD	392	IDR	5,570,441	12/13/17	17
Barclays	USD	527	IDR	7,461,260	12/13/17	21
Barclays	USD	388	IDR	5,540,707	12/14/17	19
Barclays	USD	240	IDR	3,253,680	12/27/17	(1)
Barclays	USD	312	IDR	4,485,413	12/27/17	17
Barclays	USD	385	IDR	5,540,707	12/27/17	22
Barclays	USD	450	IDR	6,482,761	12/27/17	25
Barclays	USD	1,235	IDR	17,784,136	12/27/17	70
Barclays	USD	59	IDR	841,489	01/05/18	2
Barclays	USD	80	IDR	1,082,000	01/05/18	(1)
Barclays	USD	99	IDR	1,411,344	01/05/18	4

See accompanying notes which are an integral part of the financial statements.

392 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Barclays	USD	113	IDR	1,605,543	01/05/18	4
Barclays	USD	266	IDR	3,642,095	01/05/18	1
Barclays	USD	286	IDR	4,039,329	01/05/18	10
Barclays	USD	660	IDR	8,824,200	01/05/18	(14)
Barclays	USD	294	IDR	4,170,853	01/08/18	12
Barclays	USD	25	IDR	342,000	03/20/18	—
Barclays	USD	420	INR	27,225	11/01/17	—
Barclays	USD	122	INR	8,008	01/05/18	1
Barclays	USD	162	INR	10,702	01/05/18	2
Barclays	USD	166	INR	10,913	01/05/18	2
Barclays	USD	132	KRW	146,683	01/08/18	—
Barclays	USD	477	KRW	529,553	01/08/18	(3)
Barclays	USD	132	KRW	146,716	01/12/18	—
Barclays	USD	136	KRW	151,671	01/12/18	(1)
Barclays	USD	136	KRW	151,835	01/12/18	—
Barclays	USD	136	KRW	151,412	01/12/18	(1)
Barclays	USD	451	MXN	8,301	11/21/17	(20)
Barclays	USD	5	PEN	17	11/09/17	—
Barclays	USD	65	PEN	212	11/09/17	—
Barclays	USD	185	PEN	605	11/09/17	1
Barclays	USD	250	PEN	814	11/09/17	1
Barclays	USD	280	PEN	910	11/09/17	—
Barclays	USD	227	PLN	831	11/20/17	1
Barclays	USD	684	PLN	2,428	11/20/17	(17)
Barclays	USD	150	RUB	8,771	01/10/18	(1)
Barclays	USD	660	THB	21,840	01/19/18	(2)
Barclays	USD	137	TWD	4,146	01/08/18	1
Barclays	USD	300	TWD	9,000	01/08/18	—
Barclays	USD	725	TWD	21,765	01/08/18	—
Barclays	USD	113	TWD	3,396	01/12/18	—
Barclays	USD	197	TWD	5,934	01/12/18	1
Barclays	USD	197	TWD	5,938	01/12/18	1
Barclays	USD	350	TWD	10,605	01/12/18	3
Barclays	USD	1,207	ZAR	16,601	11/20/17	(36)
Barclays	BRL	401	USD	129	11/03/17	6
Barclays	BRL	1,594	USD	472	11/03/17	(15)
Barclays	BRL	4,500	USD	1,333	11/03/17	(43)
Barclays	BRL	3,783	USD	1,080	02/09/18	(63)
Barclays	CLP	414,997	USD	625	11/24/17	(27)
Barclays	COP	522,390	USD	171	12/18/17	—
Barclays	CZK	10,023	EUR	392	11/20/17	1
Barclays	EUR	310	USD	365	11/20/17	3
Barclays	EUR	713	USD	838	11/20/17	7
Barclays	HUF	68,042	USD	238	11/06/17	(16)
Barclays	HUF	70,989	USD	249	11/06/17	(17)
Barclays	HUF	141,977	USD	498	11/06/17	(33)
Barclays	HUF	162,500	USD	619	11/06/17	11
Barclays	IDR	6,482,761	USD	452	11/27/17	(25)
Barclays	IDR	13,704,000	USD	960	11/27/17	(48)
Barclays	IDR	17,784,136	USD	1,237	12/13/17	(69)
Barclays	IDR	5,540,707	USD	385	12/14/17	(22)
Barclays	IDR	2,861,250	USD	210	12/18/17	—
Barclays	IDR	8,253,000	USD	600	12/27/17	(5)

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 393

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Barclays	IDR	18,145,129	USD	1,337	12/27/17	6
Barclays	IDR	682,750	USD	50	01/05/18	—
Barclays	IDR	1,278,765	USD	94	01/05/18	1
Barclays	IDR	1,708,474	USD	126	01/05/18	—
Barclays	IDR	1,721,479	USD	127	01/05/18	—
Barclays	IDR	1,735,188	USD	128	01/05/18	1
Barclays	IDR	4,405,440	USD	320	01/05/18	(3)
Barclays	IDR	8,827,500	USD	660	01/08/18	14
Barclays	INR	27,225	USD	419	11/01/17	(1)
Barclays	INR	27,225	USD	417	01/05/18	(1)
Barclays	KRW	571,166	USD	501	01/08/18	(10)
Barclays	KRW	10,871	USD	10	01/12/18	—
Barclays	KRW	571,166	USD	501	01/12/18	(10)
Barclays	PEN	3,582	USD	1,072	11/09/17	(29)
Barclays	PHP	16,678	USD	322	11/21/17	—
Barclays	RUB	5,702	USD	98	01/10/18	1
Barclays	RUB	22,190	USD	375	01/10/18	(1)
Barclays	RUB	4,111	USD	69	03/19/18	—
Barclays	RUB	12,123	USD	203	03/19/18	—
Barclays	TRY	534	USD	145	01/31/18	8
Barclays	TRY	573	USD	146	01/31/18	(1)
Barclays	TWD	15,163	USD	500	01/08/18	(6)
Barclays	TWD	15,405	USD	507	01/12/18	(6)
Barclays	ZAR	2,779	USD	204	11/20/17	8
Barclays	ZAR	9,701	USD	706	11/20/17	22
BNP Paribas	USD	579	EUR	497	11/03/17	—
BNP Paribas	USD	143	GBP	108	11/27/17	1
BNP Paribas	EUR	497	USD	580	11/27/17	—
BNP Paribas	EUR	15,704	USD	18,647	11/27/17	330
BNP Paribas	GBP	19,476	USD	25,739	11/27/17	(145)
Brown Brothers Harriman	USD	555	EUR	472	11/08/17	(5)
Brown Brothers Harriman	USD	764	EUR	644	11/08/17	(14)
Brown Brothers Harriman	USD	40	GBP	30	11/08/17	—
Citigroup	USD	90	ARS	1,641	12/05/17	1
Citigroup	USD	570	ARS	10,545	01/30/18	(4)
Citigroup	USD	447	CLP	300,831	11/24/17	26
Citigroup	USD	5,220	EUR	4,485	11/08/17	6
Citigroup	USD	7,963	EUR	6,750	11/22/17	(91)
Citigroup	USD	11,148	EUR	9,451	11/22/17	(128)
Citigroup	USD	1,539	GBP	1,164	11/08/17	8
Citigroup	USD	159	HUF	41,533	11/06/17	(4)
Citigroup	USD	317	HUF	82,298	11/06/17	(9)
Citigroup	USD	321	HUF	83,517	11/06/17	(8)
Citigroup	USD	321	HUF	83,731	11/06/17	(8)
Citigroup	USD	330	HUF	86,787	11/06/17	(5)
Citigroup	USD	472	HUF	122,327	11/06/17	(14)
Citigroup	USD	482	HUF	126,209	11/06/17	(10)
Citigroup	USD	5,941	HUF	1,534,762	11/06/17	(200)
Citigroup	USD	621	HUF	162,500	12/20/17	(11)
Citigroup	USD	150	IDR	2,125,846	12/15/17	6
Citigroup	USD	643	IDR	9,150,935	12/15/17	29
Citigroup	USD	585	IDR	8,413,874	12/20/17	33
Citigroup	USD	154	IDR	2,208,951	12/21/17	8

See accompanying notes which are an integral part of the financial statements.

394 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	USD	228	IDR	3,275,194	12/21/17	12
Citigroup	USD	150	IDR	2,156,988	12/27/17	8
Citigroup	USD	150	IDR	2,164,285	12/27/17	8
Citigroup	USD	359	IDR	5,174,956	12/27/17	21
Citigroup	USD	381	IDR	5,484,144	12/27/17	21
Citigroup	USD	584	IDR	8,413,874	12/27/17	33
Citigroup	USD	783	IDR	11,276,781	12/27/17	44
Citigroup	USD	145	IDR	2,062,126	01/05/18	6
Citigroup	USD	274	IDR	3,763,731	01/05/18	1
Citigroup	USD	376	IDR	5,329,803	01/05/18	14
Citigroup	USD	461	IDR	6,543,666	01/05/18	18
Citigroup	USD	825	IDR	11,701,266	01/05/18	32
Citigroup	USD	938	IDR	13,357,120	01/05/18	40
Citigroup	USD	439	IDR	6,248,094	01/08/18	19
Citigroup	USD	876	IDR	12,479,799	01/08/18	38
Citigroup	USD	187	KRW	208,799	01/12/18	—
Citigroup	USD	232	KRW	258,585	01/12/18	(1)
Citigroup	USD	451	MXN	8,301	11/21/17	(19)
Citigroup	USD	2,239	MXN	41,507	11/21/17	(81)
Citigroup	USD	99	PEN	325	11/09/17	1
Citigroup	USD	245	PEN	799	11/09/17	1
Citigroup	USD	1,375	PEN	4,467	11/09/17	(1)
Citigroup	USD	1,448	PEN	4,709	12/11/17	(2)
Citigroup	USD	684	PLN	2,428	11/20/17	(17)
Citigroup	USD	213	TWD	6,459	01/08/18	2
Citigroup	CHF	2,342	USD	2,404	11/22/17	53
Citigroup	CHF	7,806	USD	8,012	11/22/17	178
Citigroup	EUR	4,736	USD	5,604	11/08/17	86
Citigroup	EUR	4,485	USD	5,227	12/07/17	(6)
Citigroup	GBP	1,026	USD	1,375	11/08/17	12
Citigroup	GBP	1,164	USD	1,540	12/07/17	(8)
Citigroup	HUF	70,989	USD	249	11/06/17	(17)
Citigroup	HUF	94,723	USD	332	11/06/17	(23)
Citigroup	HUF	141,977	USD	498	11/06/17	(33)
Citigroup	HUF	162,500	USD	619	11/06/17	12
Citigroup	IDR	11,276,781	USD	784	12/15/17	(44)
Citigroup	IDR	8,413,874	USD	585	12/20/17	(33)
Citigroup	IDR	5,484,144	USD	381	12/21/17	(21)
Citigroup	IDR	2,234,439	USD	164	01/05/18	1
Citigroup	IDR	9,193,800	USD	660	01/05/18	(13)
Citigroup	KRW	571,166	USD	501	01/08/18	(10)
Citigroup	KRW	571,166	USD	501	01/12/18	(10)
Citigroup	PEN	1,222	USD	374	11/09/17	(2)
Citigroup	PEN	1,840	USD	568	11/09/17	2
Citigroup	PEN	2,691	USD	820	11/09/17	(8)
Citigroup	PEN	4,709	USD	1,450	11/09/17	2
Citigroup	RUB	2,468	USD	42	01/10/18	—
Citigroup	RUB	22,190	USD	376	01/10/18	(1)
Citigroup	TRY	1,035	USD	264	01/31/18	(2)
Citigroup	TWD	15,163	USD	499	01/08/18	(6)
Citigroup	TWD	30,325	USD	997	01/12/18	(13)
Citigroup	ZAR	9,701	USD	706	11/20/17	22
Credit Agricole	EUR	6,805	USD	8,073	11/13/17	142

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 395

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Credit Agricole	GBP	2,057	USD	2,717	11/13/17	(16)
HSBC	USD	300	HUF	85,191	11/06/17	19
JPMorgan Chase	USD	330	CLP	215,589	11/24/17	9
JPMorgan Chase	USD	1,023	CZK	22,625	11/20/17	5
JPMorgan Chase	USD	570	HUF	153,127	11/06/17	3
JPMorgan Chase	USD	621	HUF	162,500	12/20/17	(11)
JPMorgan Chase	USD	613	IDR	8,956,200	12/04/17	46
JPMorgan Chase	USD	300	IDR	4,331,631	12/27/17	17
JPMorgan Chase	USD	1,750	IDR	25,147,561	12/27/17	94
JPMorgan Chase	USD	183	IDR	2,589,652	01/05/18	7
JPMorgan Chase	USD	183	IDR	2,472,070	01/05/18	(2)
JPMorgan Chase	USD	189	IDR	2,673,883	01/05/18	7
JPMorgan Chase	USD	308	IDR	4,358,046	01/05/18	11
JPMorgan Chase	USD	135	IDR	1,862,676	03/20/18	—
JPMorgan Chase	USD	640	IDR	8,915,200	03/20/18	7
JPMorgan Chase	USD	420	INR	27,225	11/01/17	—
JPMorgan Chase	USD	705	INR	45,778	11/01/17	2
JPMorgan Chase	USD	1,085	INR	71,968	12/29/17	20
JPMorgan Chase	USD	1,275	INR	84,587	12/29/17	25
JPMorgan Chase	USD	122	INR	8,019	01/05/18	1
JPMorgan Chase	USD	340	INR	22,429	01/05/18	4
JPMorgan Chase	USD	260	INR	17,047	02/01/18	1
JPMorgan Chase	USD	300	INR	19,683	02/01/18	1
JPMorgan Chase	USD	273	KRW	303,679	01/08/18	(2)
JPMorgan Chase	USD	379	KRW	422,735	01/08/18	—
JPMorgan Chase	USD	148	KRW	164,866	01/12/18	(1)
JPMorgan Chase	USD	299	KRW	332,753	01/12/18	(1)
JPMorgan Chase	USD	316	KRW	352,159	01/12/18	—
JPMorgan Chase	USD	330	KRW	369,534	01/12/18	1
JPMorgan Chase	USD	451	MXN	8,301	11/21/17	(20)
JPMorgan Chase	USD	465	PEN	1,510	11/09/17	(1)
JPMorgan Chase	USD	1,173	PEN	3,814	11/09/17	—
JPMorgan Chase	USD	521	PEN	1,691	12/11/17	(2)
JPMorgan Chase	USD	684	PLN	2,428	11/20/17	(17)
JPMorgan Chase	USD	2,855	RON	10,933	12/18/17	(89)
JPMorgan Chase	USD	49	THB	1,623	01/19/18	—
JPMorgan Chase	USD	294	TWD	8,832	01/08/18	—
JPMorgan Chase	USD	149	TWD	4,489	01/12/18	—
JPMorgan Chase	USD	149	TWD	4,492	01/12/18	1
JPMorgan Chase	USD	364	TWD	10,985	01/12/18	2
JPMorgan Chase	BRL	6,189	USD	1,761	02/09/18	(107)
JPMorgan Chase	EUR	1,365	USD	1,605	11/20/17	14
JPMorgan Chase	HUF	162,500	USD	619	11/06/17	11
JPMorgan Chase	IDR	25,147,561	USD	1,756	12/04/17	(93)
JPMorgan Chase	IDR	18,145,129	USD	1,338	12/27/17	7
JPMorgan Chase	IDR	1,281,120	USD	94	01/05/18	—
JPMorgan Chase	IDR	5,158,500	USD	380	01/05/18	2
JPMorgan Chase	IDR	59,875,200	USD	4,480	01/05/18	96
JPMorgan Chase	INR	27,225	USD	419	11/01/17	(1)
JPMorgan Chase	INR	45,778	USD	707	11/01/17	—
JPMorgan Chase	INR	27,225	USD	417	01/05/18	(1)
JPMorgan Chase	KRW	571,166	USD	501	01/08/18	(10)
JPMorgan Chase	KRW	571,166	USD	501	01/12/18	(10)

See accompanying notes which are an integral part of the financial statements.

396 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
JPMorgan Chase	MXN	4,606	USD	245	11/21/17	6
JPMorgan Chase	MXN	9,675	USD	518	11/21/17	15
JPMorgan Chase	MXN	18,690	USD	995	11/21/17	23
JPMorgan Chase	MXN	28,377	USD	1,518	11/21/17	43
JPMorgan Chase	PEN	993	USD	304	11/09/17	(2)
JPMorgan Chase	PEN	1,691	USD	521	11/09/17	1
JPMorgan Chase	PEN	2,199	USD	658	11/09/17	(18)
JPMorgan Chase	PHP	17,084	USD	330	11/21/17	—
JPMorgan Chase	RUB	22,190	USD	375	01/10/18	(1)
JPMorgan Chase	RUB	34,681	USD	557	03/19/18	(25)
JPMorgan Chase	TRY	409	USD	110	01/31/18	5
JPMorgan Chase	TWD	15,163	USD	500	01/08/18	(5)
JPMorgan Chase	TWD	14,920	USD	491	01/12/18	(6)
JPMorgan Chase	ZAR	9,701	USD	706	11/20/17	22
Royal Bank of Canada	USD	308	AUD	401	11/22/17	(1)
Royal Bank of Canada	USD	2,403	AUD	3,066	11/22/17	(57)
Royal Bank of Canada	USD	5,216	EUR	4,485	11/08/17	10
Royal Bank of Canada	USD	1,021	EUR	871	11/22/17	(5)
Royal Bank of Canada	USD	1,430	EUR	1,220	11/22/17	(7)
Royal Bank of Canada	USD	1,538	GBP	1,164	11/08/17	9
Royal Bank of Canada	USD	1,023	GBP	777	11/22/17	9
Royal Bank of Canada	USD	1,027	JPY	116,985	11/22/17	2
Royal Bank of Canada	USD	8,017	JPY	898,014	11/22/17	(112)
Royal Bank of Canada	USD	1,420	NOK	11,559	11/22/17	(5)
Royal Bank of Canada	USD	307	NZD	449	11/22/17	—
Royal Bank of Canada	USD	1,425	SEK	11,847	11/22/17	(8)
Royal Bank of Canada	CHF	306	USD	307	11/22/17	—
Royal Bank of Canada	CHF	1,019	USD	1,024	11/22/17	1
Royal Bank of Canada	DKK	1,946	USD	306	11/22/17	1
Royal Bank of Canada	EUR	4,736	USD	5,606	11/08/17	87
Royal Bank of Canada	EUR	4,485	USD	5,224	12/07/17	(10)
Royal Bank of Canada	GBP	1,026	USD	1,375	11/08/17	12
Royal Bank of Canada	GBP	1,164	USD	1,539	12/07/17	(9)
Royal Bank of Canada	ILS	3,611	USD	1,026	11/22/17	—
Royal Bank of Canada	JPY	163,779	USD	1,438	11/22/17	(3)
Royal Bank of Canada	JPY	1,257,219	USD	11,224	11/22/17	159
Royal Bank of Canada	NOK	8,256	USD	1,015	11/22/17	3
Royal Bank of Canada	NZD	2,097	USD	1,435	11/22/17	—
Royal Bank of Canada	SEK	2,539	USD	305	11/22/17	2
Standard Chartered	USD	51	BRL	165	11/03/17	(1)
Standard Chartered	USD	345	BRL	1,132	11/03/17	1
Standard Chartered	USD	406	BRL	1,275	11/03/17	(16)
Standard Chartered	USD	514	BRL	1,684	11/03/17	1
Standard Chartered	USD	530	BRL	1,669	11/03/17	(20)
Standard Chartered	USD	677	BRL	2,220	11/03/17	1
Standard Chartered	USD	3,387	BRL	10,641	11/03/17	(135)
Standard Chartered	USD	224	BRL	752	02/09/18	3
Standard Chartered	USD	445	BRL	1,495	02/09/18	7
Standard Chartered	USD	356	CZK	7,882	11/20/17	2
Standard Chartered	USD	330	CZK	7,474	12/04/17	10
Standard Chartered	USD	420	CZK	9,202	12/04/17	(2)
Standard Chartered	USD	1,560	CZK	36,124	12/04/17	82
Standard Chartered	USD	243	EUR	207	11/20/17	(2)

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 397

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Standard Chartered	USD	218	HUF	56,695	11/06/17	(6)
Standard Chartered	USD	308	HUF	80,262	11/06/17	(7)
Standard Chartered	USD	621	HUF	162,500	12/20/17	(12)
Standard Chartered	USD	419	IDR	6,111,128	12/04/17	31
Standard Chartered	USD	374	IDR	5,320,671	12/15/17	17
Standard Chartered	USD	299	IDR	4,317,037	12/27/17	17
Standard Chartered	USD	311	IDR	4,464,945	12/27/17	17
Standard Chartered	USD	369	IDR	5,320,671	12/27/17	21
Standard Chartered	USD	147	IDR	1,987,994	01/05/18	(1)
Standard Chartered	USD	938	IDR	13,516,580	01/05/18	52
Standard Chartered	USD	421	INR	27,225	11/01/17	—
Standard Chartered	USD	162	INR	10,692	01/05/18	2
Standard Chartered	USD	166	INR	10,911	01/05/18	2
Standard Chartered	USD	108	KRW	121,096	01/08/18	—
Standard Chartered	USD	58	KRW	64,738	01/12/18	—
Standard Chartered	USD	124	KRW	138,422	01/12/18	(1)
Standard Chartered	USD	208	KRW	231,490	01/12/18	(1)
Standard Chartered	USD	329	MXN	6,297	11/03/17	(1)
Standard Chartered	USD	451	MXN	8,301	11/21/17	(20)
Standard Chartered	USD	774	MYR	3,276	12/20/17	1
Standard Chartered	USD	1,302	PEN	4,232	11/09/17	—
Standard Chartered	USD	228	PLN	831	11/20/17	1
Standard Chartered	USD	526	PLN	1,886	11/20/17	(8)
Standard Chartered	USD	684	PLN	2,428	11/20/17	(17)
Standard Chartered	USD	214	TRY	811	11/03/17	—
Standard Chartered	USD	60	TRY	221	01/31/18	(3)
Standard Chartered	USD	65	TWD	1,954	01/08/18	—
Standard Chartered	USD	127	TWD	3,831	01/08/18	1
Standard Chartered	USD	65	TWD	1,960	01/12/18	—
Standard Chartered	USD	131	TWD	3,942	01/12/18	—
Standard Chartered	USD	131	TWD	3,939	01/12/18	—
Standard Chartered	USD	1,250	ZAR	16,992	11/20/17	(52)
Standard Chartered	BRL	165	USD	50	11/03/17	—
Standard Chartered	BRL	1,132	USD	335	11/03/17	(11)
Standard Chartered	BRL	1,275	USD	389	11/03/17	(1)
Standard Chartered	BRL	1,669	USD	509	11/03/17	(1)
Standard Chartered	BRL	1,684	USD	498	11/03/17	(17)
Standard Chartered	BRL	2,220	USD	701	11/03/17	22
Standard Chartered	BRL	10,641	USD	3,247	11/03/17	(6)
Standard Chartered	BRL	165	USD	51	02/09/18	1
Standard Chartered	BRL	1,742	USD	497	02/09/18	(29)
Standard Chartered	CLP	144,176	USD	230	11/24/17	4
Standard Chartered	CZK	15,365	USD	690	11/03/17	(8)
Standard Chartered	CZK	17,550	USD	755	11/03/17	(42)
Standard Chartered	CZK	83,055	USD	3,820	11/03/17	50
Standard Chartered	CZK	6,515	USD	300	11/20/17	4
Standard Chartered	HUF	70,989	USD	249	11/06/17	(17)
Standard Chartered	HUF	141,977	USD	498	11/06/17	(33)
Standard Chartered	HUF	162,500	USD	620	11/06/17	12
Standard Chartered	HUF	789,892	USD	3,060	11/06/17	105
Standard Chartered	IDR	5,320,671	USD	369	12/15/17	(21)
Standard Chartered	IDR	18,145,129	USD	1,338	12/27/17	7
Standard Chartered	IDR	1,555,250	USD	114	01/05/18	—

See accompanying notes which are an integral part of the financial statements.

398 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Standard Chartered	IDR	1,707,532	USD	126	01/05/18	1
Standard Chartered	IDR	1,735,443	USD	128	01/05/18	1
Standard Chartered	INR	27,225	USD	419	11/01/17	(1)
Standard Chartered	INR	27,225	USD	417	01/05/18	—
Standard Chartered	KRW	571,166	USD	501	01/08/18	(10)
Standard Chartered	KRW	571,166	USD	501	01/12/18	(10)
Standard Chartered	PLN	582	USD	160	11/20/17	—
Standard Chartered	PLN	729	USD	200	11/20/17	—
Standard Chartered	PLN	6,331	USD	1,770	11/20/17	31
Standard Chartered	RON	529	USD	134	11/02/17	—
Standard Chartered	RON	529	USD	134	11/02/17	—
Standard Chartered	RON	5,646	USD	1,470	12/18/17	41
Standard Chartered	RUB	22,190	USD	376	01/10/18	—
Standard Chartered	TRY	506	USD	130	01/31/18	—
Standard Chartered	TRY	972	USD	270	01/31/18	20
Standard Chartered	TRY	4,215	USD	1,180	01/31/18	98
Standard Chartered	TWD	15,163	USD	499	01/08/18	(6)
Standard Chartered	ZAR	9,701	USD	706	11/20/17	22
State Street	USD	3	BRL	9	11/22/17	—
State Street	USD	9	BRL	29	11/22/17	—
State Street	USD	184	BRL	600	11/22/17	(1)
State Street	USD	496	BRL	1,578	11/22/17	(15)
State Street	USD	2,594	BRL	8,340	11/22/17	(51)
State Street	USD	5,644	BRL	17,845	11/22/17	(204)
State Street	USD	613	CZK	13,396	11/22/17	(4)
State Street	USD	5,200	EUR	4,403	12/14/17	(59)
State Street	USD	611	HUF	162,169	11/22/17	(4)
State Street	USD	30	IDR	402,229	11/22/17	(1)
State Street	USD	5,676	IDR	75,547,800	11/22/17	(114)
State Street	USD	184	MXN	3,533	11/22/17	(1)
State Street	USD	11,166	NOK	88,285	11/22/17	(351)
State Street	USD	5,706	PEN	18,528	11/22/17	(11)
State Street	USD	611	PLN	2,217	11/22/17	(2)
State Street	USD	1	RUB	33	11/22/17	—
State Street	USD	184	RUB	10,682	11/22/17	(2)
State Street	USD	233	RUB	13,569	11/22/17	(1)
State Street	USD	492	RUB	28,707	11/22/17	(2)
State Street	USD	2,603	RUB	157,732	11/22/17	90
State Street	USD	5,626	RUB	330,992	11/22/17	24
State Street	USD	181	TRY	692	11/22/17	1
State Street	USD	602	TRY	2,308	11/22/17	3
State Street	USD	3	TWD	85	11/22/17	—
State Street	USD	3	TWD	88	11/22/17	—
State Street	USD	1,714	TWD	51,433	11/22/17	(6)
State Street	USD	182	ZAR	2,588	11/22/17	—
State Street	USD	606	ZAR	8,626	11/22/17	2
State Street	USD	8,743	ZAR	118,340	11/22/17	(401)
State Street	BRL	9	USD	3	11/22/17	—
State Street	BRL	29	USD	9	11/22/17	—
State Street	BRL	2,001	USD	612	11/22/17	2
State Street	BRL	5,259	USD	1,653	11/22/17	50
State Street	BRL	5,353	USD	1,693	11/22/17	61
State Street	BRL	27,801	USD	8,647	11/22/17	171

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 399

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	CAD	685	USD	562	12/14/17	31
State Street	CZK	4,019	USD	184	11/22/17	1
State Street	DKK	15,075	USD	2,389	11/22/17	27
State Street	DKK	5,375	USD	865	12/14/17	21
State Street	EUR	47,000	USD	56,145	12/14/17	1,270
State Street	GBP	5,700	USD	7,564	12/14/17	(16)
State Street	HKD	1,445	USD	185	11/22/17	—
State Street	HUF	48,651	USD	183	11/22/17	1
State Street	IDR	1,062,742	USD	79	11/22/17	—
State Street	IDR	8,381,328	USD	614	11/22/17	(3)
State Street	IDR	22,392,213	USD	1,641	11/22/17	(7)
State Street	IDR	117,291,266	USD	8,670	11/22/17	35
State Street	JPY	470,000	EUR	3,531	11/29/17	(19)
State Street	JPY	473,397	SEK	34,600	11/29/17	(29)
State Street	NOK	63,061	USD	7,976	11/22/17	252
State Street	PEN	32	USD	10	11/22/17	—
State Street	PEN	185	USD	57	11/22/17	—
State Street	PEN	1,997	USD	616	11/22/17	2
State Street	PEN	5,431	USD	1,658	11/22/17	(12)
State Street	PEN	28,518	USD	8,708	11/22/17	(58)
State Street	RUB	109	USD	2	11/22/17	—
State Street	RUB	4,071	USD	70	11/22/17	—
State Street	RUB	35,605	USD	614	11/22/17	6
State Street	RUB	95,689	USD	1,639	11/22/17	5
State Street	RUB	99,298	USD	1,688	11/22/17	(7)
State Street	RUB	525,772	USD	8,676	11/22/17	(300)
State Street	SEK	8,435	EUR	882	12/14/17	19
State Street	SGD	252	USD	185	11/22/17	—
State Street	SGD	640	USD	475	12/14/17	5
State Street	THB	20,482	USD	617	11/22/17	—
State Street	TWD	5,606	USD	185	11/22/17	(1)
State Street	TWD	15,124	USD	497	11/22/17	(5)
State Street	TWD	79,936	USD	2,645	11/22/17	(11)
UBS	USD	1,373	BRL	4,500	11/03/17	2
UBS	USD	189	IDR	2,673,883	01/05/18	7
UBS	USD	140	RON	545	12/18/17	(2)
UBS	BRL	6,187	USD	1,761	02/09/18	(106)
UBS	HUF	70,989	USD	249	11/06/17	(17)
UBS	HUF	141,977	USD	498	11/06/17	(33)
Westpac	USD	8,050	GBP	6,074	11/22/17	22
Westpac	ILS	27,968	USD	7,963	11/22/17	15
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts(å)						1,443

Interest Rate Swap Contracts

Amounts in thousands
							Premiums	Unrealized
							Paid	Appreciation
						Termination	(Received)	(Depreciation)	Fair Value
Counterparty	Notional Amount		Fund Receives		Fund Pays	Date	$	$	$
					Brazil Interbank Deposit
JPMorgan Chase	BRL	12,651	10.706	%(5)	Rate(5)	01/04/21	—	50	50
					Brazil CETIP Interbank
JPMorgan Chase	BRL	12,665	10.590	%(5)	Deposit Rate(5)	01/04/21	—	50	50

See accompanying notes which are an integral part of the financial statements.

400 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Interest Rate Swap Contracts

Amounts in thousands
							Premiums	Unrealized
							Paid	Appreciation
						Termination	(Received)	(Depreciation)	Fair Value
Counterparty	Notional Amount		Fund Receives		Fund Pays	Date	$	$	$
					Brazil Interbank Deposit
JPMorgan Chase	BRL	15,417	10.310	%(5)	Rate(5)	01/04/21	—	49	49
					Brazil Interbank Deposit
JPMorgan Chase	BRL	15,420	10.290	%(5)	Rate(5)	01/04/21	—	168	168
					FBIL Overnight
JPMorgan Chase	INR	83,060	6.095	%(3)	MIBOR(3)	07/25/22	—	(14)	(14)
Total Open Interest Rate Swap Contracts (å)							—	303	303

Credit Default Swap Contracts

Amounts in thousands

Credit Indices
								Premiums	Unrealized
					Fund (Pays)/			Paid/	Appreciation
		Purchase/Sell			Receives		Termination	(Received)	(Depreciation)	Fair Value
Reference Entity	Counterparty	Protection	Notional Amount		Fixed Rate		Date	$	$	$
CDX Emerging Markets
Index	Goldman Sachs	Sell	USD	46,000	1.000	%(2)	12/20/22	(1,839)	293	(1,546)
CDX Emerging Markets
Index	Morgan Stanley	Sell	USD	28,000	1.000	%(2)	12/20/22	(1,160)	219	(941)
CDX NA High Yield Index	Goldman Sachs	Sell	USD	28,000	5.000	%(2)	12/20/22	2,109	404	2,513
CDX NA High Yield Index	Morgan Stanley	Sell	USD	26,000	5.000	%(2)	12/20/22	1,945	325	2,270
CDX NA High Yield Index	Goldman Sachs	Sell	USD	13,000	5.000	%(2)	12/20/22	1,033	102	1,135
iTraxx Europe Crossover
Index	Goldman Sachs	Sell	EUR	17,000	5.000	%(2)	12/20/22	2,388	378	2,766
iTraxx Europe Crossover
Index	Morgan Stanley	Sell	EUR	10,000	5.000	%(2)	12/20/22	1,387	240	1,627
Total Open Credit Indices Contracts (å)								5,863	1,961	7,824

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Long-Term Fixed Income Investments
Argentina	—	15,023	—	—	15,023	1.4
Australia	—	3,466	—	—	3,466	0.3
Austria	—	2,996	—	—	2,996	0.3
Azerbaijan	—	2,381	—	—	2,381	0.2
Bahrain	—	2,116	—	—	2,116	0.2
Belgium	—	2,775	—	—	2,775	0.2
Brazil	—	22,937	—	—	22,937	2.1
Canada	—	27,623	—	—	27,623	2.5
Cayman Islands	—	7,956	—	—	7,956	0.7
Chile	—	4,680	—	—	4,680	0.4

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 401

Russell Investment Company
Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
China	—	2,146	—	—	2,146	0.2
Colombia	—	12,123	—	—	12,123	1.1
Costa Rica	—	3,760	—	—	3,760	0.3
Croatia	—	3,478	—	—	3,478	0.3
Czech Republic	—	3,566	—	—	3,566	0.3
Denmark	—	5,638	—	—	5,638	0.5
Dominican Republic	—	3,418	—	—	3,418	0.3
Ecuador	—	1,221	—	—	1,221	0.1
Egypt	—	4,226	—	—	4,226	0.4
El Salvador	—	3,038	—	—	3,038	0.3
Ethiopia	—	1,030	—	—	1,030	0.1
Finland	—	1,657	—	—	1,657	0.1
France	—	20,889	—	—	20,889	1.9
Gabon	—	490	—	—	490	—*
Georgia	—	837	—	—	837	0.1
Germany	—	12,333	—	—	12,333	1.1
Ghana	—	2,729	—	—	2,729	0.2
Greece	—	1,575	—	—	1,575	0.1
Honduras	—	567	—	—	567	0.1
Hong Kong	—	1,776	—	—	1,776	0.2
Hungary	—	5,408	—	—	5,408	0.5
Indonesia	—	14,633	—	—	14,633	1.3
Iraq	—	1,647	—	—	1,647	0.1
Ireland	—	5,176	—	—	5,176	0.5
Israel	—	672	—	—	672	0.1
Italy	—	13,298	—	—	13,298	1.2
Jamaica	—	2,744	—	—	2,744	0.2
Japan	—	4,909	—	—	4,909	0.4
Jersey	—	5,024	—	—	5,024	0.5
Kazakhstan	—	5,314	—	—	5,314	0.5
Kenya	—	1,039	—	—	1,039	0.1
Lebanon	—	2,939	—	—	2,939	0.3
Luxembourg	—	33,096	—	—	33,096	3.0
Macao	—	723	—	—	723	0.1
Malaysia	—	8,577	—	—	8,577	0.8
Mexico	—	29,071	—	—	29,071	2.6
Mongolia	—	3,151	—	—	3,151	0.3
Morocco	—	2,570	—	—	2,570	0.2
Mozambique	—	795	—	—	795	0.1
Netherlands	—	23,643	—	—	23,643	2.1
Nigeria	—	1,063	—	—	1,063	0.1

See accompanying notes which are an integral part of the financial statements.

402 Global Opportunistic Credit Fund

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Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Norway	—	394	—	—	394	—*
Pakistan	—	2,853	—	—	2,853	0.3
Paraguay	—	1,772	—	—	1,772	0.2
Peru	—	10,972	—	—	10,972	1.0
Philippines	—	3,625	—	—	3,625	0.3
Poland	—	8,348	—	—	8,348	0.8
Portugal	—	728	—	—	728	0.1
Puerto Rico	—	538	—	—	538	—*
Qatar	—	717	—	—	717	0.1
Romania	—	1,900	—	—	1,900	0.2
Russia	—	12,308	—	—	12,308	1.1
Singapore	—	661	—	—	661	0.1
Slovenia	—	577	—	—	577	0.1
South Africa	—	17,190	—	—	17,190	1.5
Spain	—	5,926	—	—	5,926	0.5
Sweden	—	4,946	—	—	4,946	0.4
Switzerland	—	1,999	—	—	1,999	0.2
Thailand	—	8,635	—	—	8,635	0.8
Trinidad and Tobago	—	1,254	—	—	1,254	0.1
Tunisia	—	1,024	—	—	1,024	0.1
Turkey	—	16,075	—	—	16,075	1.4
Ukraine	—	3,647	—	—	3,647	0.3
United Arab Emirates	—	966	—	—	966	0.1
United Kingdom	—	61,315	—	—	61,315	5.5
United States	—	378,814	3,632	—	382,446	34.4
Venezuela, Bolivarian Republic of	—	6,895	—	—	6,895	0.6
Vietnam	—	1,634	—	—	1,634	0.1
Virgin Islands, British	—	1,808	—	—	1,808	0.2
Common Stocks	—	7	—	—	7	—*
Preferred Stocks	4,586	—	2,095	—	6,681	0.6
Options Purchased	—	242	—	—	242	—*
Warrants & Rights	—	—	540	—	540	0.1
Short-Term Investments	—	94,575	—	79,126	173,701	15.6
Total Investments	4,586	996,287	6,267	79,126	1,086,266	97.8
Other Assets and Liabilities, Net						2.2
						100.0

Other Financial Instruments
Assets
Futures Contracts	2,019	—	—	—	2,019	0.2
Foreign Currency Exchange Contracts	—	8,376	—	—	8,376	0.8

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 403

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Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Interest Rate Swap Contracts	—	317	—	—	317	—*
Credit Default Swap Contracts	—	10,311	—	—	10,311	0.9

Liabilities
Futures Contracts	(2,827)	—	—	—	(2,827)	(0.3)
Options Written	—	(30)	—	—	(30)	(—)*
Foreign Currency Exchange Contracts	(1)	(6,932)	—	—	(6,933)	(0.6)
Interest Rate Swap Contracts	—	(14)	—	—	(14)	(—)*
Credit Default Swap Contracts	—	(2,487)	—	—	(2,487)	(0.2)
Total Other Financial Instruments**	$(809)	$9,541	$—	$—	$8,732

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2017, were less than 1% of net assets.

Amounts in thousands
Fair Value
Investment Type and Sector Exposure	$
Long-Term Fixed Income Investments
Asset-Backed Securities	8,047
Corporate Bonds and Notes	270,303
International Debt	283,598
Loan Agreements	97,944
Non-US Bonds	245,203
Common Stocks
Health Care	7
Preferred Stocks
Financial Services	4,586
Producer Durables	2,095
Options Purchased	242
Warrants and Rights	540
Short-Term Investments
Corporate Bonds and Notes	68,288
International Debt	21,547
Investment Company	79,126
Non-U. S. Bonds	4,740
Total Investments	1,086,266

See accompanying notes which are an integral part of the financial statements.

404 Global Opportunistic Credit Fund

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Global Opportunistic Credit Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$—	$242	$—
Unrealized appreciation on foreign currency exchange contracts	—	8,376	—
Variation margin on futures contracts**	—	—	2,019
Interest rate swap contracts, at fair value	—	—	317
Credit default swap contracts, at fair value	10,311	—	—
Total	$10,311	$8,618	$2,336

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$—	$—	$2,827
Unrealized depreciation on foreign currency exchange contracts	—	6,933	—
Options written, at fair value	—	30	—
Interest rate swap contracts, at fair value	—	—	14
Credit default swap contracts, at fair value	2,487	—	—
Total	$2,487	$6,963	$2,841
		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$—	$206	$—
Futures contracts	—	—	(13,484)
Options written	—	(303)	—
Interest rate swap contracts	—	—	(106)
Credit default swap contracts	14,655	—	—
Foreign currency exchange contracts	—	(11,534)	—
Total	$14,655	$(11,631)	$(13,590)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments****	$—	$(206)	$—
Futures contracts	—	—	(1,068)
Options written	—	(14)	—
Interest rate swap contracts	—	—	303
Credit default swap contracts	1,136	—	—
Foreign currency exchange contracts	—	(2,503)	—
Total	$1,136	$(2,723)	$(765)

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Includes net change in unrealized appreciation/depreciation on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 405

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Global Opportunistic Credit Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$242	$—	$242
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	8,376	—	8,376
Futures Contracts	Variation margin on futures contracts	464	—	464
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	317	—	317
Credit Default Swap Contracts	Credit default swap contracts, at fair value	10,311	—	10,311
Total Financial and Derivative Assets		19,710	—	19,710
Financial and Derivative Assets not subject to a netting agreement		(10,773)	—	(10,773)
Total Financial and Derivative Assets subject to a netting agreement		$8,937	$—	$8,937

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$1,768	$1,758	$—	$10
Bank of Montreal	691	473	—	218
Barclays	1,071	595	—	476
BNP Paribas	332	145	186	1
Citigroup	802	693	—	109
Credit Agricole	142	16	—	126
HSBC	19	—	—	19
JPMorgan Chase	1,003	469	—	534
Royal Bank of Canada	296	196	—	100
Standard Chartered	686	515	—	171
State Street	2,080	809	—	1,271
UBS	10	10	—	—
Westpac	37	—	—	37
Total	$8,937	$5,679	$186	$3,072

See accompanying notes which are an integral part of the financial statements.

406 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$201	$—	$201
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	6,933	—	6,933
Options Written Contracts	Options written, at fair value	30	—	30
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	14	—	14
Credit Default Swap Contracts	Credit default swap contracts, at fair value	2,487	—	2,487
Total Financial and Derivative Liabilities		9,665	—	9,665
Financial and Derivative Liabilities not subject to a netting agreement		(2,690)	—	(2,690)
Total Financial and Derivative Liabilities subject to a netting agreement		$6,975	$—	$6,975

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$1,807	$1,758	$—	$49
Bank of Montreal	473	473	—	—
Barclays	595	595	—	—
BNP Paribas	145	145	—	—
Brown Brothers Harriman	19	—	—	19
Citigroup	861	693	—	168
Credit Agricole	16	16	—	—
JPMorgan Chase	469	469	—	—
Royal Bank of Canada	217	196	—	21
Standard Chartered	515	515	—	—
State Street	1,699	809	420	470
UBS	159	10	—	149
Total	$6,975	$5,679	$420	$876

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 407

Russell Investment Company
Global Opportunistic Credit Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$1,065,579
Investments, at fair value(>)	1,086,266
Cash (restricted)(a)(b)(c)	12,245
Foreign currency holdings(^)	3,929
Unrealized appreciation on foreign currency exchange contracts	8,376
Receivables:
Dividends and interest	13,257
Dividends from affiliated funds	87
Investments sold	6,131
Fund shares sold	1,740
Foreign capital gains taxes recoverable	142
Variation margin on futures contracts	464
Interest rate swap contracts, at fair value(•)	317
Credit default swap contracts, at fair value(+)	10,311
Total assets	1,143,265

Liabilities
Payables:
Due to custodian	1,138
Due to broker (d)(e)	2,929
Investments purchased	15,483
Fund shares redeemed	585
Accrued fees to affiliates	744
Other accrued expenses	404
Variation margin on futures contracts	201
Deferred capital gains tax liability	74
Unfunded loan commitment	1,839
Unrealized depreciation on foreign currency exchange contracts	6,933
Options written, at fair value(x)	30
Interest rate swap contracts, at fair value(•)	14
Credit default swap contracts, at fair value(+)	2,487
Total liabilities	32,861

Net Assets	$1,110,404

See accompanying notes which are an integral part of the financial statements.

408 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$6,793
Accumulated net realized gain (loss)	(26,429)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	20,613
Futures contracts	(808)
Options written	(14)
Foreign currency exchange contracts	1,443
Interest rate swap contracts	303
Credit default swap contracts	1,961
Foreign currency-related transactions	(26)
Shares of beneficial interest	1,102
Additional paid-in capital	1,105,466
Net Assets	$1,110,404

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.03
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$10.42
Class A — Net assets	$5,798,717
Class A — Shares outstanding ($. 01 par value)	577,937
Net asset value per share: Class C(#)	$9.97
Class C — Net assets	$6,094,407
Class C — Shares outstanding ($. 01 par value)	611,200
Net asset value per share: Class E(#)	$10.08
Class E — Net assets	$375,571
Class E — Shares outstanding ($. 01 par value)	37,266
Net asset value per share: Class M(#)	$10.07
Class M — Net assets	$33,398,583
Class M — Shares outstanding ($. 01 par value)	3,317,074
Net asset value per share: Class S(#)	$10.07
Class S — Net assets	$643,261,624
Class S — Shares outstanding ($. 01 par value)	63,863,204
Net asset value per share: Class Y(#)	$10.07
Class Y — Net assets	$421,474,720
Class Y — Shares outstanding ($. 01 par value)	41,833,800
Amounts in thousands
(^) Foreign currency holdings - cost	$3,969
(x) Premiums received on options written	$16
(+) Credit default swap contracts - premiums paid (received)	$5,863
(•) Interest rate swap contracts - premiums paid (received)	$—
(>) Investments in affiliates, U. S. Cash Management Fund	$79,126

(a) Cash Collateral for Futures	$6,817
(b) Cash Collateral for Swaps	$5,378
(c) Cash Collateral for Forwards	$50
(d) Due to Broker for Futures	$2
(e) Due to Broker for Swaps	$2,927
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 409

Russell Investment Company
Global Opportunistic Credit Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$505
Dividends from affiliated funds	1,098
Interest	104,510
Less foreign taxes withheld	(370)
Total investment income	105,743

Expenses
Advisory fees	17,574
Administrative fees	848
Custodian fees	639
Distribution fees - Class A	14
Distribution fees - Class C	55
Transfer agent fees - Class A	11
Transfer agent fees - Class C	15
Transfer agent fees - Class E	16
Transfer agent fees - Class M	11
Transfer agent fees - Class S	2,426
Transfer agent fees - Class Y	23
Professional fees	221
Registration fees	130
Shareholder servicing fees - Class C	18
Shareholder servicing fees - Class E	21
Trustees’ fees	66
Printing fees	220
Miscellaneous	46
Expenses before reductions	22,354
Expense reductions	(7,184)
Net expenses	15,170
Net investment income (loss)	90,573

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	20,085
Investments in affiliated funds	2
Futures contracts	(13,484)
Options written	(303)
Foreign currency exchange contracts	(11,534)
Interest rate swap contracts	(106)
Credit default swap contracts	14,655
Foreign currency-related transactions	(49)
Net realized gain (loss)	9,266
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	32,424
Investments in affiliated funds	(21)
Futures contracts	(1,068)
Options written	(14)
Foreign currency exchange contracts	(2,503)
Interest rate swap contracts	303
Credit default swap contracts	1,136
Foreign currency-related transactions	203
Net change in unrealized appreciation (depreciation)	30,460

See accompanying notes which are an integral part of the financial statements.

410 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Net realized and unrealized gain (loss)	39,726
Net Increase (Decrease) in Net Assets from Operations	$130,299

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 411

Russell Investment Company
Global Opportunistic Credit Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$90,573	$91,952
Net realized gain (loss)	9,266	(48,754)
Net change in unrealized appreciation (depreciation)	30,460	118,457
Net increase (decrease) in net assets from operations	130,299	161,655

Distributions
From net investment income
Class A	(194)	(166)
Class C	(224)	(209)
Class E	(680)	(1,012)
Class M	(213)	—
Class S	(46,932)	(38,691)
Class Y	(21,555)	(20,917)
Net decrease in net assets from distributions	(69,798)	(60,995)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(983,268)	183,363
Total Net Increase (Decrease) in Net Assets	(922,767)	284,023

Net Assets
Beginning of period	2,033,171	1,749,148
End of period	$1,110,404	$2,033,171
Undistributed (overdistributed) net investment income included in net assets	$6,793	$11,869

See accompanying notes which are an integral part of the financial statements.

412 Global Opportunistic Credit Fund

Russell Investment Company
Global Opportunistic Credit Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	104	$1,014	145	$1,302
Proceeds from reinvestment of distributions	19	187	17	160
Payments for shares redeemed	(113)	(1,093)	(126)	(1,162)
Net increase (decrease)	10	108	36	300
Class C
Proceeds from shares sold	90	874	135	1,261
Proceeds from reinvestment of distributions	23	223	22	208
Payments for shares redeemed	(352)	(3,431)	(379)	(3,448)
Net increase (decrease)	(239)	(2,334)	(222)	(1,979)
Class E
Proceeds from shares sold	113	1,061	942	9,013
Proceeds from reinvestment of distributions	71	672	105	976
Payments for shares redeemed	(3,891)	(36,938)	(703)	(6,491)
Net increase (decrease)	(3,707)	(35,205)	344	3,498
Class M(1)
Proceeds from shares sold	3,373	33,891	—	—
Proceeds from reinvestment of distributions	21	213	—	—
Payments for shares redeemed	(77)	(768)	—	—
Net increase (decrease)	3,317	33,336	—	—
Class S
Proceeds from shares sold	30,319	293,871	56,493	536,344
Proceeds from reinvestment of distributions	4,882	46,756	4,134	38,476
Payments for shares redeemed	(110,332)	(1,093,006)	(42,189)	(387,333)
Net increase (decrease)	(75,131)	(752,379)	18,438	187,487
Class Y
Proceeds from shares sold	2,736	26,516	14,649	136,113
Proceeds from reinvestment of distributions	2,250	21,555	2,254	20,914
Payments for shares redeemed	(28,160)	(274,865)	(17,741)	(162,970)
Net increase (decrease)	(23,174)	(226,794)	(838)	(5,943)
Total increase (decrease)	(98,924)	$(983,268)	17,758	$183,363

(1) For the period March 17, 2017 (commencement of operations) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 413

Russell Investment Company
Global Opportunistic Credit Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	9.69	. 48	. 21	. 69	(. 35)	—
October 31, 2016	9.11	. 46	. 42	. 88	(. 30)	—
October 31, 2015	9.97	. 49	(. 82)	(. 33)	(. 47)	(. 06)
October 31, 2014	10.18	. 46	(. 15)	. 31	(. 45)	(. 07)
October 31, 2013	10.47	. 52	(. 17)	. 35	(. 57)	(. 07)

Class C
October 31, 2017	9.64	. 40	. 22	. 62	(. 29)	—
October 31, 2016	9.06	. 39	. 42	. 81	(. 23)	—
October 31, 2015	9.93	. 41	(. 81)	(. 40)	(. 41)	(. 06)
October 31, 2014	10.14	. 39	(. 15)	. 24	(. 38)	(. 07)
October 31, 2013	10.44	. 42	(. 15)	. 27	(. 50)	(. 07)

Class E
October 31, 2017	9.70	. 47	. 23	. 70	(. 32)	—
October 31, 2016	9.12	. 46	. 42	. 88	(. 30)	—
October 31, 2015	9.99	. 49	(. 83)	(. 34)	(. 47)	(. 06)
October 31, 2014	10.20	. 46	(. 15)	. 31	(. 45)	(. 07)
October 31, 2013	10.49	. 52	(. 17)	. 35	(. 57)	(. 07)

Class M
October 31, 2017(9)	9.60	. 31	. 28	. 59	(. 12)	—

Class S
October 31, 2017	9.72	. 50	. 22	. 72	(. 37)	—
October 31, 2016	9.14	. 49	. 41	. 90	(. 32)	—
October 31, 2015	10.00	. 51	(. 81)	(. 30)	(. 50)	(. 06)
October 31, 2014	10.21	. 49	(. 15)	. 34	(. 48)	(. 07)
October 31, 2013	10.50	. 54	(. 16)	. 38	(. 60)	(. 07)

Class Y
October 31, 2017	9.72	. 51	. 22	. 73	(. 38)	—
October 31, 2016	9.14	. 49	. 42	. 91	(. 33)	—
October 31, 2015	10.00	. 52	(. 82)	(. 30)	(. 50)	(. 06)
October 31, 2014	10.22	. 50	(. 17)	. 33	(. 48)	(. 07)
October 31, 2013	10.51	. 56	(. 17)	. 39	(. 61)	(. 07)

See accompanying notes which are an integral part of the financial statements.

414 Global Opportunistic Credit Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)(k)

(. 35)	10.03	7.32	5,799	1.57	1.13	4.89	81
(. 30)	9.69	9.81	5,501	1.58	1.14	5.02	68
(. 53)	9.11	(3.35)	4,849	1.58	1.15	5.18	98
(. 52)	9.97	3.15	5,745	1.57	1.17	4.61	80
(. 64)	10.18	3.48	8,273	1.59	1.20	5.12	85

(. 29)	9.97	6.56	6,094	2.32	1.88	4.14	81
(. 23)	9.64	9.03	8,192	2.33	1.89	4.27	68
(. 47)	9.06	(4.14)	9,711	2.32	1.90	4.40	98
(. 45)	9.93	2.41	13,224	2.32	1.92	3.86	80
(. 57)	10.14	2.65	12,184	2.34	1.95	4.34	85

(. 32)	10.08	7.40	376	1.56	1.12	4.99	81
(. 30)	9.70	9.80	36,334	1.58	1.14	5.00	68
(. 53)	9.12	(3.44)	31,022	1.58	1.15	5.22	98
(. 52)	9.99	3.16	29,115	1.57	1.17	4.59	80
(. 64)	10.20	3.42	15,856	1.59	1.20	5.09	85

(. 12)	10.07	6.20	33,399	1.33	. 83	5.05	81

(. 37)	10.07	7.64	643,262	1.32	. 88	5.13	81
(. 32)	9.72	10.05	1,351,075	1.33	. 89	5.23	68
(. 56)	9.14	(3.11)	1,101,648	1.33	. 90	5.45	98
(. 55)	10.00	3.41	1,082,505	1.32	. 92	4.86	80
(. 67)	10.21	3.72	590,280	1.34	. 95	5.33	85

(. 38)	10.07	7.72	421,474	1.13	. 80	5.22	81
(. 33)	9.72	10.13	632,069	1.14	. 81	5.34	68
(. 56)	9.14	(3.04)	601,918	1.13	. 82	5.56	98
(. 55)	10.00	3.39	458,277	1.12	. 84	4.92	80
(. 68)	10.22	3.76	315,477	1.14	. 86	5.43	85

See accompanying notes which are an integral part of the financial statements.

Global Opportunistic Credit Fund 415

Russell Investment Company
Global Opportunistic Credit Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$636,142
Administration fees	45,254
Distribution fees	5,231
Shareholder servicing fees	1,415
Transfer agent fees	46,759
Trustee fees	9,203
$744,004

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$171,871	$2,327,634	$2,420,360	$2	$(21)	$79,126	$1,098	$—
	$171,871	$2,327,634	$2,420,360	$2	$(21)	$79,126	$1,098	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$1,081,708,460
Unrealized Appreciation	$23,101,815
Unrealized Depreciation	(12,448,561)
Net Unrealized Appreciation (Depreciation)	$10,653,254
Undistributed Ordinary Income	$16,121,354
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(22,937,658)
Tax Composition of Distributions
Ordinary Income	$69,798,260

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(25,851)
Accumulated net realized gain (loss)	25,851
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

416 Global Opportunistic Credit Fund

Russell Investment Company
Unconstrained Total Return Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Russell Investment Company
1301 Second Avenue
Seattle, Washington 98101
800-787-7354
Fax: 206-505-3495

Russell Investments

[redacted]

Unconstrained Total Return Fund - Class A‡			Unconstrained Total Return Fund - Class S
	Total			Total
	Return			Return
1 Year	(1.87)%		1 Year	2.29%
Inception*	(1.43	)%§	Inception*	2.35	%§

Unconstrained Total Return Fund - Class C			Unconstrained Total Return Fund - Class Y
	Total			Total
	Return			Return
1 Year	1.26%		1 Year	2.43%
Inception*	1.32	%§	Inception*	2.48	%§

Unconstrained Total Return Fund - Class E			ICE BofAML 3-Month Treasury Bill Index** C
	Total			Total
	Return			Return
1 Year	2.04%		1 Year	0.72%
Inception*	2.12	%§	Inception*	0.67	%§

Unconstrained Total Return Fund - Class M‡‡
	Total
	Return
1 Year	2.36%
Inception*	2.40	%§

Unconstrained Total Return Fund 417

Russell Investment Company
Unconstrained Total Return Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Unconstrained Total Return Fund (the “Fund”) employs	exposed to the retail sector through malls. The Fund had CMBS
a multi-manager approach whereby portions of the Fund are	holdings in this segment during the fiscal year, although the
allocated to different money manager strategies. Fund assets not	higher yields of these securities helped mitigate capital losses.
allocated to money managers are managed by Russell Investment	The Fund’s exposure to high yield corporate bonds and leveraged
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	loans was a strong contributor to performance over the period, as
the allocation of the Fund’s assets among money managers at	corporate bonds appreciated in value due to corporate earnings
any time. An exemptive order from the Securities and Exchange	continuing to benefit from an improving economy.
Commission (“SEC”) permits RIM to engage or terminate a money
manager at any time, subject to approval by the Fund’s Board,	The generally low volatility environment over the fiscal year, with
without a shareholder vote. Pursuant to the terms of the exemptive	the exception of November 2016, resulted in marginal returns
order, the Fund is required to notify its shareholders within 90	from the Fund’s options-based strategies.
days of when a money manager begins providing services. As of	UK government bonds held up well over the period despite
October 31, 2017, the Fund had four money managers.	market concerns about UK economic growth in the face of Brexit.

What is the Fund’s investment objective?	This, along with an overweight to Australian government interest rates, caused the Fund’s government bond relative value strategy
The Fund seeks to provide total return.	to struggle over the period.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2017?	by the Fund and its money managers affect its benchmark-
For the fiscal year ended October 31, 2017, the Fund’s Class A,	relative performance?
Class C, Class E, Class M, Class S and Class Y Shares gained	The Fund employs discretionary money managers. The Fund’s
1.95%, 1.26%, 2.04%, 2.36%, 2.29% and 2.43%, respectively.	discretionary money managers select the individual portfolio
This is compared to the Fund’s benchmark, the ICE BofAML	securities for the assets assigned to them. Fund assets not
3-Month U. S. Treasury Bill Index, which gained 0.72% during	allocated to discretionary money managers include the Fund’s
the same period. The Fund’s performance includes operating	cash balances and assets which may be managed directly by
expenses, whereas index returns are unmanaged and do not	RIM to effect the Fund’s investment strategies and/or to actively
include expenses of any kind. For Share Classes with inception	manage the Fund’s overall exposures by investing in securities or
dates after November 1, 2016, annual returns reflect the returns	other instruments that RIM believes will achieve the desired risk/
of other Share Classes of the Fund for the period prior to	return profile for the Fund.
inception. Please refer to the footnotes at the end of the Portfolio
Management Discussion and Analysis, as applicable.	The Fund employs a volatility strategy managed by H2O Asset
Management LLP, which is an options-based strategy that benefits
For the fiscal year ended October 31, 2017, the Morningstar	from rising expectations of volatility. This strategy marginally
Nontraditional Bond Category, a group of funds that Morningstar	gained in value over the period, as the year was characterized by
considers to have investment strategies similar to those of the	very low volatility.
Fund, gained 4.51%. This result serves as a peer comparison and
is expressed net of operating expenses.	The Fund also employs a mortgage strategy managed by Putnam
Investment Management, LLC. This strategy benefited from
RIM may assign a money manager a benchmark other than the	rising yields as it invests in mortgage securities that benefit when
Fund’s index. However, the Fund’s primary index remains the	mortgage holders slow down their rate of refinancing, which tends
benchmark for the Fund.	to occur when rates rise.
How did the market conditions described in the Market	The Fund’s short duration high yield corporate bond manager,
Summary report affect the Fund’s performance?	Post Advisory Group, LLC, performed well as corporate bonds
During the fiscal year, government bonds sold off as the U. S.	meaningfully outperformed government bonds.
Federal Reserve started to raise interest rates as well as reverse	The Fund also employs a bank loan strategy managed by THL
the quantitative easing that was engaged in during the financial	Credit Advisors, LLC. Bank loans performed well as the rate of
crisis. This helped the Fund’s U. S. mortgage backed securities	interest they pay is related to LIBOR rates, which rose during
strategy, which utilizes prepayment securities that benefit from	the period, and they also benefited from strong performance of
rising interest rates. On the other hand, ongoing competition	corporate credit.
in the U. S. retailing sector led to pressure in the commercial
mortgage backed securities (“CMBS”) market, which is partially	RIM manages a global real yield positioning strategy and a
currency factor positioning strategy for the Fund. Using futures,

418 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

the global high real yield strategy took long positions in high	administration’s trade policy. These positions were closed out at
quality government bonds whose net-of-inflation yields are	a profit.
expected to be relatively high and short positions where net-of-
inflation yield is expected to be relatively low. The currency factor	Describe any changes to the Fund’s structure or the money
strategy utilized currency forward contracts to take long and	manager line-up.
short positions in global foreign exchange markets. The global	There were no changes to the Fund’s structure or money manager
real yield strategy detracted value over the period due to short	line-up during the period.
positions in UK government interest rates, which did not sell off	Money Managers as of October 31,
as much as RIM anticipated, and long positions in Australian	2017	Styles
government interest rates. The currency factor strategy suffered
	H2O Asset Management LLP	Sector Specialist
somewhat due to the long exposure to the UK pound, which after	Post Advisory Group, LLC	Sector Specialist
Brexit is considered cheap by a number of metrics.	Putnam Investment Management, LLC	Sector Specialist
Throughout the period, RIM also implemented tactical ‘tilts’ based	THL Credit Advisors, LLC	Sector Specialist
on its judgments regarding shorter-term opportunities to seek to	The views expressed in this report reflect those of the
generate returns and/or mitigate risk by purchasing government	portfolio managers only through the end of the period
bond futures and currency forward contracts.	covered by the report. These views do not necessarily
represent the views of RIM, or any other person in RIM or
In terms of the Fund’s tactical positioning, after the market sold off	any other affiliated organization. These views are subject to
in November 2016, RIM utilized U. S. government bond futures to	change at any time based upon market conditions or other
increase the Fund’s exposure to interest rate risk. These positions	events, and RIM disclaims any responsibility to update the
were profitable as the market’s initial overreaction to the inflation	views contained herein. These views should not be relied on
expectations stemming from Trump’s election wore off.	as investment advice and, because investment decisions for
In late January, RIM utilized currency forwards to take a long	a Russell Investment Company (“RIC”) Fund are based on
position in Mexican pesos as the currency reached significantly	numerous factors, should not be relied on as an indication
undervalued levels due to market fears over the Trump	of investment decisions of any RIC Fund.

* Assumes initial investment on September 22, 2016.

** The ICE BofAML 3-Month Treasury Bill Index is an unmanaged index tracking U.S. Treasury Bills maturing in 90 days.

Effective October 20, 2017 the BofA Merrill Lynch indices were rebranded as ICE BofAML indices.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.

‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Unconstrained Total Return Fund 419

Russell Investment Company
Unconstrained Total Return Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars) of	Class A	Performance	expenses)
Beginning Account Value
investing in the fund and to compare these costs with the ongoing	May 1, 2017	$1,000.00	$1,000.00
costs of investing in other mutual funds. The Example is based on	Ending Account Value
an investment of $1,000 invested at the beginning of the period	October 31, 2017	$1,006.80	$1,019.26
and held for the entire period indicated, which for this Fund is	Expenses Paid During Period*	$5.97	$6.01

from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.18%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,003.60	$1,015.53
	Expenses Paid During Period*	$9.70	$9.75
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.92%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,007.70	$1,019.31
of other funds.	Expenses Paid During Period*	$5.92	$5.96

* Expenses are equal to the Fund's annualized expense ratio of 1.17%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

420 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,009.10	$1,021.07
Expenses Paid During Period*	$4.15	$4.18

* Expenses are equal to the Fund's annualized expense ratio of 0.82%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,008.50	$1,020.57
Expenses Paid During Period*	$4.66	$4.69

* Expenses are equal to the Fund's annualized expense ratio of 0.92%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,009.40	$1,021.58
Expenses Paid During Period*	$3.65	$3.67

* Expenses are equal to the Fund's annualized expense ratio of 0.72%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Unconstrained Total Return Fund 421

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 63.5%			B&G Foods, Inc.
Asset-Backed Securities - 0.2%			4.625% due 06/01/21	2,000	2,040
Citigroup Mortgage Loan Trust			Beacon Roofing Supply, Inc.
Series 2007-AMC3 Class A2D			4.875% due 11/01/25 (Þ)	160	162
0.796% due 03/25/37 (Ê)	295	247	Berry Global, Inc.
GSAA Home Equity Trust			Series WI
Series 2005-15 Class 2A2			6.000% due 10/15/22	450	476
1.021% due 01/25/36 (Ê)	770	554	Cable One, Inc.
Morgan Stanley ABS Capital I, Inc. Trust			5.750% due 06/15/22 (Þ)	1,950	2,038
Series 2004-NC1 Class M2			CBS Radio, Inc.
3.096% due 12/27/33 (Ê)	425	422	7.250% due 11/01/24 (Þ)	200	209
		1,223	CCO Holdings LLC / CCO Holdings
Corporate Bonds and Notes - 22.0%			Capital Corp.
Acadia Healthcare Co. , Inc.			5.250% due 03/15/21	1,750	1,785
5.125% due 07/01/22	1,700	1,734	4.000% due 03/01/23 (Þ)	1,650	1,674
ACI Worldwide, Inc.			5.000% due 02/01/28 (Þ)	150	149
6.375% due 08/15/20 (Þ)	2,500	2,546	CDK Global, Inc.
ADT Corp. (The)			4.875% due 06/01/27 (Þ)	73	76
6.250% due 10/15/21	1,425	1,577	Centene Corp.
3.500% due 07/15/22	2,000	1,998	Series WI
AECOM			5.625% due 02/15/21	1,500	1,556
Series WI			CenturyLink, Inc.
5.750% due 10/15/22	1,500	1,566	Series S
AECOM Global II LLC / URS Fox US,			6.450% due 06/15/21	650	686
LP			Series T
5.000% due 04/01/22	2,023	2,101	5.800% due 03/15/22	1,250	1,269
Aircastle, Ltd.			Series V
5.125% due 03/15/21	1,600	1,698	5.625% due 04/01/20	1,000	1,043
5.500% due 02/15/22	1,000	1,075	CHS/Community Health Systems, Inc.
Alliance Data Systems Corp.			5.125% due 08/01/21	125	121
6.375% due 04/01/20 (Þ)	2,000	2,020	Churchill Downs, Inc.
Series 144a			5.375% due 12/15/21	2,000	2,053
5.875% due 11/01/21 (Þ)	500	518	Cinemark USA, Inc.
AMC Entertainment Holdings, Inc.			5.125% due 12/15/22	275	282
5.875% due 02/15/22	2,000	2,030	CNH Industrial Capital LLC
AMC Networks, Inc.			4.375% due 04/05/22	500	531
4.750% due 12/15/22	2,875	2,949	CNO Financial Group, Inc.
American Airlines Group, Inc.			4.500% due 05/30/20	2,000	2,060
4.625% due 03/01/20 (Þ)	1,000	1,033	CommScope, Inc.
Amsted Industries, Inc.			5.000% due 06/15/21 (Þ)	2,000	2,040
5.000% due 03/15/22 (Þ)	1,750	1,811	CoreCivic, Inc.
Anixter, Inc.			5.000% due 10/15/22	1,500	1,566
5.625% due 05/01/19	1,000	1,043	CRC Escrow Issuer LLC / CRC Finco,
5.125% due 10/01/21	150	160	Inc.
Antero Resources Corp.			5.250% due 10/15/25 (Þ)	128	129
5.375% due 11/01/21	1,750	1,796	DAE Funding LLC
Series WI			4.500% due 08/01/22 (Þ)	2,300	2,331
5.125% due 12/01/22	1,000	1,028	DaVita HealthCare Partners, Inc.
Arconic, Inc.			5.750% due 08/15/22	3,500	3,608
5.400% due 04/15/21	1,750	1,879	Dell International LLC / EMC Corp.
Ashland, Inc.			7.125% due 06/15/24 (Þ)	225	248
4.750% due 08/15/22	1,000	1,055	Dell, Inc.
ASP AMC Merger Sub, Inc.			5.875% due 06/15/21 (Þ)	200	209
8.000% due 05/15/25 (Þ)	137	133	DISH DBS Corp.
AssuredPartners, Inc.			5.875% due 07/15/22	2,825	2,842
7.000% due 08/15/25 (Þ)	67	70	Edgewell Personal Care Co.
			4.700% due 05/19/21	1,500	1,583

See accompanying notes which are an integral part of the financial statements.

422 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Energy Transfer Equity, LP			Lions Gate Entertainment Corp.
4.250% due 03/15/23	1,750	1,781	5.875% due 11/01/24 (Þ)	39	41
Envision Healthcare Corp.			Lithia Motors, Inc.
6.250% due 12/01/24 (Þ)	106	110	5.250% due 08/01/25 (Þ)	84	88
Series WI			Merrill Lynch & Co. , Inc.
5.625% due 07/15/22	1,500	1,526	6.875% due 11/15/18	1,000	1,051
Equinix, Inc.			MGM Resorts International
5.375% due 01/01/22	700	731	5.250% due 03/31/20	1,500	1,581
Fidelity & Guaranty Life Holdings, Inc.			6.750% due 10/01/20	200	220
6.375% due 04/01/21 (Þ)	2,000	2,060	Morgan Stanley
Genesys Telecommunications			2.215% due 01/24/19 (Ê)	600	604
Laboratories, Inc. /Greeneden Lux 3			Multi-Color Corp.
Sarl/Greeneden US Ho			4.875% due 11/01/25 (Þ)	70	71
10.000% due 11/30/24 (Þ)	145	164	Netflix, Inc.
GLP Capital, LP / GLP Financing II, Inc.			5.375% due 02/01/21	750	802
4.875% due 11/01/20	700	740	5.500% due 02/15/22	1,000	1,076
4.375% due 04/15/21	1,000	1,045	4.875% due 04/15/28 (Þ)	129	128
Graphic Packaging International, Inc.			Nexstar Broadcasting, Inc.
4.750% due 04/15/21	500	528	5.625% due 08/01/24 (Þ)	200	205
Gray Television, Inc.			Nielsen Finance LLC / Nielsen Finance
5.125% due 10/15/24 (Þ)	450	449	Co.
Griffon Corp.			5.000% due 04/15/22 (Þ)	1,500	1,545
5.250% due 03/01/22 (Þ)	17	17	Nuance Communications, Inc.
HCA, Inc.			5.375% due 08/15/20 (Þ)	300	304
5.375% due 02/01/25	120	124	Outfront Media Capital LLC / Outfront
Hologic, Inc.			Media Capital Corp.
5.250% due 07/15/22 (Þ)	1,750	1,827	Series WI
Hospitality Properties Trust			5.250% due 02/15/22	2,000	2,065
4.250% due 02/15/21	1,000	1,040	Pattern Energy Group, Inc.
HRG Group, Inc.			5.875% due 02/01/24 (Þ)	34	36
7.875% due 07/15/19	2,000	2,020	Pinnacle Entertainment, Inc.
Hughes Satellite Systems Corp.			Series WI
6.500% due 06/15/19	1,000	1,061	5.625% due 05/01/24	449	464
7.625% due 06/15/21	2,050	2,301	Pinnacle Foods Finance LLC / Pinnacle
Icahn Enterprises, LP / Icahn			Foods Finance Corp. Term Loan B
Enterprises Finance Corp.			4.875% due 05/01/21	2,275	2,325
Series WI			Radio One, Inc.
6.250% due 02/01/22	159	166	7.375% due 04/15/22 (Þ)	275	276
6.750% due 02/01/24	159	168	Regal Entertainment Group
Infor US, Inc.			5.750% due 03/15/22	1,900	1,967
5.750% due 08/15/20 (Þ)	500	515	Reynolds Group Issuer, Inc.
International Game Technology PLC			4.859% due 07/15/21 (Ê)(Þ)	650	663
5.625% due 02/15/20 (Þ)	1,500	1,593	Reynolds Group Issuer, Inc. / Reynolds
			Group Issuer LLC
Iron Mountain US Holdings, Inc.			5.750% due 10/15/20	1,350	1,374
5.375% due 06/01/26 (Þ)	125	131	RHP Hotel Properties, LP / RHP
Iron Mountain, Inc.			Finance Corp. Term Loan B
4.375% due 06/01/21 (Þ)	1,625	1,674	5.000% due 04/15/21	2,000	2,050
Kinetic Concepts, Inc. / KCI USA, Inc.			Rite Aid Corp.
7.875% due 02/15/21 (Þ)	1,400	1,460	6.125% due 04/01/23 (Þ)	789	736
Ladder Capital Finance Holdings LLLP			Riverbed Technology, Inc.
5.250% due 03/15/22 (Þ)	1,500	1,553	8.875% due 03/01/23 (Þ)	273	244
Level 3 Financing, Inc.			SBA Communications Corp.
Series WI			4.000% due 10/01/22 (Þ)	1,100	1,117
6.125% due 01/15/21	350	357	Series WI
5.375% due 08/15/22	1,300	1,339	4.875% due 07/15/22	875	903
LifePoint Health, Inc.			Select Medical Corp.
5.500% due 12/01/21	2,375	2,419	6.375% due 06/01/21	100	103

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 423

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Service Corp. International			4.250% due 09/15/22 (Þ)	200	206
5.375% due 01/15/22	1,250	1,284	Cogeco Communications, Inc.
Silgan Holdings, Inc.			4.875% due 05/01/20 (Þ)	525	534
5.000% due 04/01/20	280	283	Commonwealth Bank of Australia
Sinclair Television Group, Inc.			Series REGS
5.375% due 04/01/21	2,000	2,053	1.952% due 11/07/19 (Ê)	600	604
Sirius XM Radio, Inc.			Constellation Brands Canada, Inc. Term
3.875% due 08/01/22 (Þ)	3,425	3,488	Loan B1
Sprint Communications, Inc.			4.042% due 12/15/23 (Ê)	244	246
			Delta 2 Lux Sarl Covenant-Lite Term
6.000% due 11/15/22	2,900	3,044	Loan B3
Starwood Property Trust, Inc.			4.242% due 07/30/21 (Ê)	750	755
Series WI			Diamond (BC) BV Term Loan
5.000% due 12/15/21	1,500	1,571	4.316% due 07/12/24 (Ê)	560	562
SunCoke Energy, Inc.			Fly Leasing, Ltd.
7.625% due 08/01/19	225	224	5.250% due 10/15/24	153	154
Symantec Corp.			GFL Environmental, Inc.
4.200% due 09/15/20	1,500	1,553	5.625% due 05/01/22 (Þ)	73	76
3.950% due 06/15/22	750	774	Golub Capital Partners CLO, Ltd.
TEGNA, Inc.			Series 2017-19RA Class D
5.125% due 10/15/19	320	325	7.871% due 07/26/29 (Ê)(Þ)	441	427
4.875% due 09/15/21 (Þ)	1,400	1,432	Harbourview CLO VII, Ltd.
Tenet Healthcare Corp.			Series 2014-7A Class E
4.750% due 06/01/20	583	598	6.039% due 11/18/26 (Ê)(Þ)	250	236
6.000% due 10/01/20	3,250	3,412	Hyperion Insurance Group, Ltd. Term
T-Mobile USA, Inc.			Loan B
4.000% due 04/15/22	1,700	1,758	5.250% due 04/29/22 (Ê)	742	749
TransDigm, Inc.			IHO Verwaltungs GmbH
5.500% due 10/15/20	1,500	1,524	4.125% due 09/15/21 (Þ)	1,300	1,326
TreeHouse Foods, Inc.			Inmarsat Finance PLC
4.875% due 03/15/22	895	923	4.875% due 05/15/22 (Þ)	1,150	1,173
Tribune Media Co.			Lincoln Finance, Ltd.
Series WI			7.375% due 04/15/21 (Þ)	1,000	1,058
5.875% due 07/15/22	1,500	1,556	MacDonald Detwiler & Associates, Ltd.
United Continental Holdings, Inc.			Term Loan B
6.000% due 12/01/20	1,889	2,050	0.000% due 07/06/24 (Ê)(v)	1,000	1,006
Vertiv Group Corp.			Numericable Group SA Term Loan B12
9.250% due 10/15/24 (Þ)	200	219	0.000% due 01/05/26 (Ê)(v)	2,500	2,500
			Numericable US LLC 1st Lien Term
Wells Fargo & Co.			Loan B11
1.823% due 04/22/19 (Ê)	600	602	4.130% due 06/22/25 (Ê)	995	993
WEX, Inc.			Open Text Corp.
4.750% due 02/01/23 (Þ)	1,200	1,230	5.875% due 06/01/26 (Þ)	78	85
Yum! Brands, Inc.			Park Aerospace Holdings, Ltd.
4.750% due 06/01/27 (Þ)	71	73	5.250% due 08/15/22 (Þ)	2,000	2,080
		145,500	4.500% due 03/15/23 (Þ)	236	236
International Debt - 3.9%			Sandvine Corp. 1st Lien Term Loan B
1011778 BC ULC / New Red Finance,			7.073% due 09/21/22 (Ê)	684	663
Inc.			SFR Group SA
4.625% due 01/15/22 (Þ)	2,850	2,917	6.000% due 05/15/22 (Þ)	950	990
AI Mistral Luxembourg Subco Sarl			Solvay Acetow GMBH Term Loan
4.242% due 03/09/24 (Ê)	498	494	6.833% due 04/19/24 (Ê)	249	249
Alpha 3 BV Term Loan B			SS&C Technologies, Inc. 1st Lien Term
4.333% due 01/31/24 (Ê)	374	377	Loan B2
Altice Financing SA			3.492% due 07/08/22 (Ê)	20	20
6.625% due 02/15/23 (Þ)	1,000	1,054	Travelport Finance (Luxembourg) SARL
Ardagh Packaging Finance PLC /			Term Loan D
Ardagh Holdings USA, Inc.			4.061% due 09/02/21 (Ê)	484	484

See accompanying notes which are an integral part of the financial statements.

424 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Valeant Pharmaceuticals International,			6.333% due 07/05/23 (Ê)	364	364
Inc.			Arctic Glacier Holdings, Inc. Term
6.500% due 03/15/22 (Þ)	173	184	Loan B
7.000% due 03/15/24 (Þ)	161	174	5.492% due 03/14/24 (Ê)	995	1,005
Venture XXIX CLO, Ltd.			Ascena Retail Group, Inc. Term Loan B
Series 2017-29A Class E			5.750% due 08/21/22 (Ê)	63	54
7.567% due 09/15/30 (Ê)(Þ)	444	422	Ascend Learning LLC Term Loan B
Videotron, Ltd.			4.492% due 07/12/24 (Ê)	500	504
5.000% due 07/15/22	2,000	2,160	AssuredPartners, Inc. 1st Lien Term
Yonkers Racing Corp. Term Loan B			Loan
4.500% due 05/24/24 (Ê)	249	250	0.000% due 10/22/24 (Ê)(v)	375	379
Zais CLO 5, Ltd.			Asurion LLC Term Loan B
Series 2016-2A Class C			4.242% due 11/03/23 (Ê)	993	1,001
5.216% due 10/15/28 (Ê)(Þ)	300	305	Asurion LLC Term Loan B4
			3.992% due 08/04/22 (Ê)	975	982
		25,749	Atlantic Broadband Finance LLC 1st
Loan Agreements - 18.2%			Lien Term Loan
ABG Intermediate Holdings 2 LLC 1st			0.000% due 08/11/24 (Ê)(v)	750	749
Lien Term Loan			Avantor Performance Materials LLC 1st
4.833% due 09/26/24 (Ê)	375	379	Lien Term Loan
ABG Intermediate Holdings 2 LLC 2nd			5.250% due 03/07/24 (Ê)	249	250
Lien Term Loan			Avantor Performance Materials LLC 2nd
9.083% due 09/26/25 (Ê)	292	294	Lien Term Loan
Advanced Disposal Services, Inc. Term			9.500% due 03/07/25 (Ê)	250	255
Loan B3			Avaya, Inc. Term Loan B7
3.952% due 11/10/23 (Ê)	864	871	6.727% due 05/29/20 (Ê)(Ø)	1,717	1,424
AgroFresh, Inc. Term Loan			Avis Budget Car Rental LLC Term Loan
6.046% due 07/31/21 (Ê)	373	371	B
Air Medical Group Holdings, Inc. Term			3.340% due 03/15/22 (Ê)	996	995
Loan			Avolon LLC Term Loan B
0.000% due 09/07/24 (Ê)(v)	281	282	3.488% due 03/20/22 (Ê)	374	377
Air Methods Corp. Term Loan B			Axalta Coating Systems U. S. Holdings,
4.833% due 04/13/24 (Ê)	1,301	1,297	Inc. Term Loan B
Alliant Holdings Intermediate LLC Term			3.333% due 06/01/24 (Ê)	249	251
Loan B			Bass Pro Group LLC 1st Lien Term
4.490% due 08/14/22 (Ê)	362	365	Loan B
Almonde, Inc. 1st Lien Term Loan			6.242% due 12/16/23 (Ê)	750	728
4.817% due 04/27/24 (Ê)	125	124	BBB Industries LLC 1st Lien Term Loan
Almonde, Inc. Term Loan			5.742% due 11/03/21 (Ê)	487	493
8.567% due 04/28/25 (Ê)	250	248	BCPE Eagle Buyer LLC 1st Lien Term
Alphabet Holding Company, Inc. 1st			Loan
Lien Term Loan			5.492% due 03/13/24 (Ê)	249	249
4.833% due 08/15/24 (Ê)	417	405	Berry Plastics Group, Inc Term Loan M
Altice Financing SA 1st Lien Term Loan			3.488% due 10/01/22 (Ê)	594	597
0.000% due 01/05/26 (Ê)(v)	2,000	2,000	3.492% due 10/01/22 (Ê)	925	929
Altice US Finance I Corp. Term Loan B			BJ's Wholesale Club, Inc. 2nd Lien Term
3.492% due 07/14/25 (Ê)	1,995	1,992	Loan
Alvogen Pharmaceutical US, 1st Lien			8.738% due 01/27/25 (Ê)	250	241
Inc. Term Loan			BJ's Wholesale Club, Inc. Term Loan
6.240% due 04/02/22 (Ê)	986	975	4.988% due 01/27/24 (Ê)	498	484
American Airlines, Inc. Term Loan B			Blount International, Inc. Term Loan B
3.240% due 06/27/20 (Ê)	742	744	0.000% due 10/12/23 (Ê)(v)	375	380
3.742% due 04/28/23 (Ê)	1,123	1,124	Brand Energy & Infrastructure Services
AP Exhaust Acquisition LLC 1st Lien			1st Lien Term Loan
Term Loan			5.583% due 06/21/24 (Ê)	1	1
6.309% due 05/10/24 (Ê)	749	729	5.613% due 06/21/24 (Ê)	209	210
AP Gaming I, LLC Term Loan B			5.628% due 06/21/24 (Ê)	40	40
6.742% due 02/06/24 (Ê)	312	316	Brickman Group, Ltd. LLC (The) 1st
Arbor Pharmaceuticals LLC Term Loan			Lien Term Loan B
B			4.237% due 12/18/20 (Ê)	567	571

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 425

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.314% due 12/18/20 (Ê)	3	3	ConvergeOne Holdings Corp. 1st Lien
4.380% due 12/18/20 (Ê)	696	700	Term Loan
BWAY Holding Co. Term Loan			0.000% due 06/17/20 (Ê)(v)	200	200
			ConvergeOne Holdings Corp. Term
4.522% due 04/03/24 (Ê)	3	3	Loan B
4.599% due 04/03/24 (Ê)	1,244	1,252	6.090% due 06/14/24 (Ê)	125	125
Cable One, Inc. Term Loan B			Coral US Co. Borrower LLC Term Loan B
3.570% due 04/05/24 (Ê)	499	501	4.742% due 01/31/25 (Ê)	1,000	1,004
Caesars Entertainment Operating Co.			Cortes NP Acquisition Corp Term Loan B
Term Loan
3.742% due 03/31/24 (Ê)	250	250	5.242% due 11/30/23 (Ê)	609	613
Caesars Resort Collection LLC 1st Lien			CPI Acquisition, Inc. Term Loan B
Term Loan B			5.850% due 08/17/22 (Ê)	618	442
0.000% due 09/27/24 (Ê)(v)	2,500	2,516	Creative Artists Agency LLC 1st Lien
Capital Automotive LP 1st Lien Term			Term Loan B
Loan			4.739% due 02/13/24 (Ê)	496	501
4.250% due 03/24/24 (Ê)	242	242	Crosby US Acquisition Corp. 1st Lien
Capital Automotive LP 2nd Lien Term			Term Loan
Loan			4.315% due 11/22/20 (Ê)	248	235
7.240% due 03/24/25 (Ê)	246	252	CSC Holdings, LLC 1st Lien Term Loan
Carestream Dental Equipment, Inc. 1st			3.489% due 07/17/25 (Ê)	1,356	1,353
Lien Term Loan			Cvent, Inc. 1st Lien Term Loan B
4.583% due 08/04/24 (Ê)	750	750	5.242% due 11/29/23 (Ê)	498	503
Casablanca US Holdings, Inc. 1st Lien
Term Loan			CWGS Group LLC Term Loan
6.064% due 02/21/24 (Ê)	4	4	4.238% due 11/08/23 (Ê)	372	375
6.130% due 02/21/24 (Ê)	1,489	1,489	4.242% due 11/08/23 (Ê)	3	3
CBS Radio, Inc. Term Loan B			Dell, Inc. 1st Lien Term Loan
4.738% due 10/17/23 (Ê)	1,130	1,136	3.250% due 09/07/23 (Ê)	2,276	2,282
CH Hold Corp. 1st Lien Term Loan B			DigiCert, Inc. 2nd Lien Term Loan
4.242% due 02/01/24 (Ê)	437	440	0.000% due 09/07/25 (Ê)(v)	250	251
CH Hold Corp. 2nd Lien Term Loan B			DigiCert, Inc. Term Loan B1
8.492% due 02/01/25 (Ê)	125	128	0.000% due 12/31/20 (Ê)(v)	500	505
Change Healthcare Holdings LLC 1st			Dupage Medical Group, Ltd. 1st Lien
Lien Term Loan B			Term Loan
3.992% due 03/01/24 (Ê)	995	1,000	4.315% due 08/14/24 (Ê)	750	754
Charter Communications Operating LLC			Dupage Medical Group, Ltd. 2nd Lien
1st Lien Term Loan H			Term Loan
3.250% due 01/15/22 (Ê)	1,482	1,489	8.315% due 08/15/25 (Ê)	375	376
Checkout Holding Corp. Covenant-Lite			E. W. Scripps Co. Term Loan B
1st Lien Term Loan B			3.493% due 08/16/24 (Ê)	500	503
4.742% due 04/09/21 (Ê)	202	165	EagleView Technology Corp. 1st Lien
Chemours Co. (The) Term Loan B			Term Loan
3.750% due 05/12/22 (Ê)	250	252	5.580% due 07/15/22 (Ê)	124	124
CHS/Community Health Systems, Inc.			Education Advisory Board 1st Lien Term
1st Lien Term Loan G			Loan
4.067% due 12/31/19 (Ê)	619	604	0.000% due 09/06/24 (Ê)(v)	450	451
ClubCorp Club Operations, Inc. Term			Eldorado Resorts, Inc. 1st Lien Term
Loan			Loan B
4.588% due 08/15/24 (Ê)	750	753	3.500% due 04/17/24 (Ê)	677	678
Commercial Barge Line Co. 1st Lien			Employbridge LLC Term Loan
Term Loan			7.833% due 05/16/20 (Ê)	374	357
9.992% due 11/12/20 (Ê)	715	548	EnergySolutions LLC 1st Lien Term
Community Health Systems, Inc. Term			Loan B
Loan			6.090% due 05/29/20 (Ê)	658	671
4.317% due 01/27/21 (Ê)	641	619	Envision Healthcare Corp. Term Loan B
Constellis Holdings LLC 1st Lien Term			4.250% due 11/17/23 (Ê)	1,489	1,494
Loan			Everi Payments, Inc. 1st Lien Term Loan
6.333% due 04/18/24 (Ê)	499	499	5.742% due 05/09/24 (Ê)	499	502
Constellis Holdings LLC 2nd Lien Term			EVO Payments International LLC Term
Loan
10.333% due 04/21/25 (Ê)	125	124	Loan B
			6.250% due 11/15/23 (Ê)	249	253

See accompanying notes which are an integral part of the financial statements.

426 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Exact Merger Sub LLC 1st Lien Term			3.992% due 08/18/22 (Ê)	58	58
Loan			4.083% due 08/18/22 (Ê)	64	64
5.583% due 09/19/24 (Ê)	375	378	Kraton Polymers LLC Term Loan
Exact Merger Sub LLC 2nd Lien Term
Loan			4.242% due 01/06/22 (Ê)	489	496
9.333% due 09/19/25 (Ê)	250	249	Kronos, Inc. Term Loan B
First Data Corp. Term Loan			4.811% due 11/01/23 (Ê)	498	501
3.488% due 07/10/22 (Ê)	1,885	1,890	Learfield Communications, Inc. 1st Lien
Focus Financial Partners LLC 1st Lien			Term Loan
Term Loan			4.500% due 11/17/23 (Ê)	372	374
4.574% due 05/22/24 (Ê)	600	607	Level 3 Financing, Inc. Term Loan B
Fort Dearborn Company 1st Lien Term			3.489% due 02/22/24 (Ê)	1,500	1,505
Loan			Limetree Bay Terminals LLC Term Loan
5.269% due 10/19/23 (Ê)	5	5	B
5.336% due 10/19/23 (Ê)	368	370	5.237% due 02/10/24 (Ê)	199	200
Freedom Mortgage Corp. Term Loan			Lions Gate Enterntainment, Inc. 1st Lien
			Term Loan
6.956% due 02/23/22 (Ê)	370	376	4.242% due 10/12/23 (Ê)	116	116
Frontier Communications Corp. Term
Loan B			MacDermid, Inc. Term Loan B
4.990% due 05/23/24 (Ê)	187	178	4.242% due 06/07/23 (Ê)	498	500
Garda World Security Corp. Term Loan B			MACOM Technology Solutions Term
			Loan
5.311% due 05/24/24 (Ê)	298	301	3.489% due 05/12/24 (Ê)	499	499
GENEX Services, Inc. 1st Lien Term			Match Group, Inc. 1st Lien Term Loan
Loan			B1
5.492% due 05/30/21 (Ê)	248	246	3.809% due 11/16/22 (Ê)	472	478
Getty Images, Inc. 1st Lien Term Loan B			MCC Iowa LLC Term Loan H
4.833% due 10/18/19 (Ê)	249	217	3.710% due 01/29/21 (Ê)	372	372
GHX Ultimate Parent Corp. 1st Lien			MGM Growth Properties Operating
Term Loan			Partnership, LP Term Loan B
4.583% due 07/13/24 (Ê)	748	754	3.492% due 04/25/23 (Ê)	494	496
Go Daddy Operating Co. LLC 1st Lien
Term Loan			MH Sub I LLC 1st Lien Term Loan
3.742% due 02/06/24 (Ê)	747	751	5.070% due 08/15/24 (Ê)	1,750	1,738
Grifols Worldwide Operations USA Inc.			MH Sub I LLC 2nd Lien Term Loan
1st Lien Term Loan B			8.820% due 08/15/25 (Ê)	250	248
3.452% due 01/31/25 (Ê)	707	710	MORSCO, Inc. Term Loan B
Gruden Holdings, Inc. First Lien Term			8.242% due 10/31/23 (Ê)	373	375
Loan			Navistar, Inc. 1st Lien Term Loan B
6.833% due 08/18/22 (Ê)	700	695	5.240% due 08/07/20 (Ê)	496	496
GTCR Valor Cos. , Inc. Term Loan B1			NeuStar, Inc. 1st Lien Term Loan B2
5.583% due 06/20/23 (Ê)	375	381	5.062% due 08/08/24 (Ê)	250	252
H. B. Fuller Co. Term Loan B			NN, Inc. Incremental Term Loan
3.489% due 10/12/24 (Ê)	375	377	4.992% due 04/03/21 (Ê)	980	985
Harland Clarke Holdings Corp. Term			NPC International, Inc. First Lien Term
Loan
6.142% due 11/01/23 (Ê)	375	373	Loan
			4.742% due 04/20/24 (Ê)	998	1,006
HCA, Inc. Term Loan B8			Optiv, Inc. 1st Lien Term Loan
3.492% due 02/15/24 (Ê)	1,989	2,001	4.563% due 02/01/24 (Ê)	362	340
HCP Acquisition LLC Term Loan			Ozark Holdings LLC 1st Lien Term Loan
4.242% due 03/24/24 (Ê)	998	1,000	4.992% due 07/03/23 (Ê)	991	999
Hertz Global Holdings, Inc. Term Loan B			PAREXEL International Corp. 1st Lien
4.000% due 06/30/23 (Ê)	373	372	Term Loan B
Hyland Software, Inc. 2nd Lien Term			4.242% due 09/29/24 (Ê)	500	504
Loan			Pelican Products, Inc. 1st Lien Term
8.242% due 05/23/25 (Ê)	250	255	Loan B1
Hyland Software, Inc. Term Loan			5.583% due 04/11/20 (Ê)	250	251
4.492% due 07/01/22 (Ê)	125	126	Penn National Gaming, Inc. 1st Lien
Intrawest Resorts Holdings, Inc. 1st Lien			Term Loan B
Term Loan B1			3.742% due 01/19/24 (Ê)	373	375
4.492% due 06/29/24 (Ê)	500	505	Post Holdings, Inc. Incremental Term
Jaguar Holding Co. II Term Loan			Loan

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 427

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.492% due 05/24/24 (Ê)	499	501	4.485% due 03/04/23 (Ê)	494	497
Pre-Paid Legal Services, Inc. 2nd Lien			Spectrum Brands, Inc. 1st Lien Term
Term Loan			Loan B
10.250% due 07/01/20 (Ê)	750	749	3.242% due 06/23/22 (Ê)	558	562
Prime Security Services Borrower LLC			3.312% due 06/23/22 (Ê)	1,178	1,186
Term Loan B1			Sprint Communications, Inc. 1st Lien
3.992% due 05/02/22 (Ê)	994	1,002	Term Loan B
Primeline Utility Services LLC 1st Lien			3.750% due 02/02/24 (Ê)	2,488	2,497
Term Loan B			SS&C Technologies, Inc. 1st Lien Term
6.814% due 11/12/22 (Ê)	1	1	Loan B1
6.880% due 11/12/22 (Ê)	248	249	3.492% due 07/08/22 (Ê)	417	420
Project Ruby Ultimate Parent Corp. 1st			Station Casinos LLC 1st Lien Term
Lien Term Loan B			Loan B
4.992% due 02/09/24 (Ê)	994	999	3.740% due 06/08/23 (Ê)	499	500
Quest Software US Holdings, Inc. 1st			Steak n Shake Operations, Inc. Term
Lien Term Loan			Loan
7.380% due 10/31/22 (Ê)	991	1,000	5.000% due 03/19/21 (Ê)	458	421
Quintiles IMS, Inc. 1st Lien Term Loan			Sterigenics-Nordion Holdings LLC Term
B2			Loan B
3.321% due 01/18/25 (Ê)	250	252	4.242% due 05/15/22 (Ê)	993	993
Rackspace Hosting, Inc. Term Loan B			Talbots, Inc. (The) 1st Lien Term Loan
4.311% due 11/03/23 (Ê)	747	746	5.742% due 03/17/20 (Ê)	235	226
Radio One, Inc. 1st Lien Term Loan B			Tempo Acquisition LLC Term Loan B
5.340% due 04/05/23 (Ê)	747	733	4.242% due 05/01/24 (Ê)	249	250
RBS Global, Inc. Term Loan B			TerraForm AP Acquisition Holdings LLC
0.000% due 08/21/23 (Ê)(v)	374	376	Term Loan B
Red Ventures LLC 1st Lien Term Loan			5.583% due 06/26/22 (Ê)	728	732
0.000% due 10/11/22 (Ê)(v)	750	745	TKC Holdings, Inc. 1st Lien Term Loan
Red Ventures LLC 2nd Lien Term Loan			5.522% due 02/01/23 (Ê)	498	502
0.000% due 10/10/25 (Ê)(v)	250	249	TKC Holdings, Inc. 2nd Lien Term Loan
Reynolds Group Holdings, Inc. 1st Lien			9.272% due 02/01/24 (Ê)	499	502
Term Loan B			TMS International Corp. Term Loan B
3.992% due 02/05/23 (Ê)	1,984	1,996	4.309% due 08/09/24 (Ê)	364	365
RHP Hotel Properties, LP Term Loan B			Trader Corp. Term Loan B
3.560% due 05/11/24 (Ê)	374	377	4.581% due 09/28/23 (Ê)	498	498
Riverbed Technology, Inc. Term Loan			Trans Union LLC 1st Lien Term Loan B3
4.500% due 04/27/22 (Ê)	495	474	3.242% due 04/09/23 (Ê)	497	499
Scientific Games International, Inc. Term			Transdigm Group, Inc. 1st Lien Term
Loan B4			Loan F
4.492% due 08/14/24 (Ê)	444	449	4.242% due 06/09/23 (Ê)	645	648
4.522% due 08/14/24 (Ê)	1,638	1,657	4.333% due 06/09/23 (Ê)	347	349
SeaWorld Parks & Entertainment Term			TransDigm, Inc. 1st Lien Term Loan G
Loan B			4.262% due 08/22/24 (Ê)	499	501
4.333% due 03/31/24 (Ê)	1,145	1,124	Tribune Co. Term Loan B
Sesac Holdco II LLC 1st Lien Term Loan			4.242% due 01/27/24 (Ê)	190	190
4.492% due 02/13/24 (Ê)	249	249	Tribune Media Co. 1st Lien Term Loan B
Sesac Holdco II LLC 2nd Lien Term
Loan			4.242% due 12/27/20 (Ê)	15	15
8.492% due 02/24/25 (Ê)	250	248	TruGreen, LP Term Loan
Signode Industrial Group US, Inc. 1st			5.235% due 04/13/23 (Ê)	820	832
Lien Term Loan B			UFC Holdings LLC 1st Lien Term Loan
3.992% due 05/01/21 (Ê)	441	445	4.490% due 08/18/23 (Ê)	248	249
4.083% due 05/01/21 (Ê)	79	80	UFC Holdings LLC 2nd Lien Term Loan
SIRVA Worldwide, Inc. Term Loan			8.738% due 08/18/24 (Ê)	215	218
7.820% due 11/14/22 (Ê)	332	335	United Airlines, Inc. Term Loan B
7.840% due 11/14/22 (Ê)	164	166	3.630% due 03/21/24 (Ê)	995	999
Solarwinds Holdings, Inc. 1st Lien Term			UPC Financing Partnership Term Loan
Loan			AR
4.742% due 02/05/23 (Ê)	1,872	1,883	3.732% due 01/15/26 (Ê)	500	501
Solera LLC Term Loan B			USI, Inc. Term Loan B

See accompanying notes which are an integral part of the financial statements.

428 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
0.000% due 05/16/24 (Ê)(v)	250	250	Bear Stearns Commercial Mortgage
4.314% due 05/16/24 (Ê)	500	501	Securities Trust
Valeant Pharmaceuticals International,			Series 2007-T28 Class D
Inc. Term Loan B			6.090% due 09/11/42 (~)(Ê)(Þ)	135	135
5.990% due 04/02/22 (Ê)	735	751	Citigroup Commercial Mortgage Trust
Vantiv, LLC 1st Lien Term Loan B1			Series 2006-C4 Class C
0.000% due 09/20/24 (Ê)(v)	164	165	5.993% due 03/15/49 (~)(Ê)	250	247
Vantiv, LLC Term Loan B4			Series 2012-GC8 Class D
3.239% due 08/07/24 (Ê)	586	589	5.039% due 09/10/45 (~)(Ê)(Þ)	200	178
Varsity Brands, Inc. 1st Lien Term Loan			Series 2014-GC21 Class D
4.738% due 12/11/21 (Ê)	246	248	4.996% due 05/10/47 (~)(Ê)(Þ)	345	301
4.742% due 12/11/21 (Ê)	1	1	COBALT CMBS Commercial Mortgage
Verdesian Life Sciences LLC Term Loan			Trust
0.000% due 07/01/20 (Ê)(v)	107	86	5.842% due 05/15/46 (~)(Ê)	476	484
			Commercial Mortgage Pass Through
Veresen Midstream, Ltd. Term Loan B2			Certificates
4.742% due 03/31/22 (Ê)	247	249	Series 2012-CR3 Class E
W3 Co. Term Loan B			4.770% due 10/15/45 (~)(Ê)(Þ)	295	257
0.000% due 03/08/22 (Ê)(v)	375	374	Commercial Mortgage Trust
Wastequip LLC Term Loan			Series 2012-LC4 Class E
5.742% due 08/09/19 (Ê)	235	235	4.250% due 12/10/44 (Þ)	454	345
Weight Watchers International, Inc. 1st
Lien Term Loan B2			Series 2014-CR18 Class D
4.500% due 04/02/20 (Ê)	264	261	4.896% due 07/15/47 (~)(Ê)(Þ)	366	318
4.590% due 04/02/20 (Ê)	484	479	Series 2014-CR18 Class E
William Morris Endeavor Entertainment			3.600% due 07/15/47 (Þ)	110	70
LLC 1st Lien Term Loan			Countrywide Alternative Loan Trust
4.570% due 05/06/21 (Ê)	3	4	Series 2006-OA10 Class 2A1
4.640% due 05/06/21 (Ê)	1,355	1,363	1.424% due 08/25/46 (Ê)	217	169
World Endurance Holdings 1st Lien			Series 2006-OA10 Class 4A1
Term Loan			0.411% due 08/25/46 (Ê)	853	676
5.583% due 06/26/21 (Ê)	245	245	CSAIL Commercial Mortgage Trust
York Risk Services Group, Inc.
Covenant-Lite Term Loan B			Series 2015-C1 Class D
4.992% due 10/01/21 (Ê)	125	123	3.944% due 04/15/50 (~)(Ê)(Þ)	500	440
			Deutsche ALT-A Securities, Inc.
		120,809	Alternate Loan Trust
Mortgage-Backed Securities - 19.2%			Series 2007-OA3 Class A1
Alternative Loan Trust			0.918% due 07/25/47 (Ê)	378	357
Series 2005-27 Class 1A1			Fannie Mae
1.424% due 08/25/35 (~)(Ê)	496	429	30 Year TBA(Ï)
Series 2005-59 Class 1A1			3.000%	17,000	17,004
1.109% due 11/20/35 (Ê)	422	397	3.500%	8,000	8,210
Series 2006-OA10 Class 3A1			4.000%	4,000	4,140
1.427% due 08/25/46 (Ê)	623	515	Fannie Mae Connecticut Avenue
American Home Mortgage Investment			Securities
Trust			Series 2015-C04 Class 1M2
Series 2007-1 Class GA1C			6.136% due 04/25/28 (Ê)	325	366
0.360% due 05/25/47 (Ê)	1,228	921	Series 2016-C01 Class 1B
Banc of America Commercial Mortgage			12.274% due 08/25/28 (Ê)	628	910
Trust
			Series 2016-C02 Class 1B
Series 2008-1 Class AJ			12.688% due 09/25/28 (Ê)	610	888
6.283% due 02/10/51 (~)(Ê)	350	351
Bear Stearns Alt-A Trust			Series 2016-C02 Class 1M2
			6.438% due 09/25/28 (Ê)	312	361
Series 2005-7 Class 21A1
2.871% due 09/25/35 (~)(Ê)	759	767	Series 2016-C03 Class 1M2
			5.739% due 10/25/28 (Ê)	581	666
Series 2005-8 Class 21A1
2.824% due 10/25/35 (~)(Ê)	254	252	Series 2016-C03 Class 2M2
			6.189% due 10/25/28 (Ê)	545	626
Series 2006-6 Class 1A1
0.541% due 11/25/36 (Ê)	781	772	Series 2016-C05 Class 2B
			11.244% due 01/25/29 (Ê)	40	50

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 429

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2016-C05 Class 2M2			Series 2015-4425 Class IO
4.944% due 01/25/29 (Ê)	553	609	Interest Only STRIP
Series 2016-C06 Class 1M2			4.000% due 01/15/45	970	165
4.775% due 04/25/29 (Ê)	789	885	Series 2016-24 Class CI
Series 2016-C07 Class 2M2			Interest Only STRIP
5.587% due 05/25/29 (Ê)	785	859	4.000% due 02/25/46	638	101
Series 2017-C01 Class 1B1			Series 2016-70 Class QI
6.516% due 07/25/29 (Ê)	567	640	Interest Only STRIP
Series 2017-C01 Class 1M2			3.500% due 10/25/46	2,959	429
4.316% due 07/25/29 (Ê)	180	192	Series 2016-97 Class KI
Series 2017-C02 Class 2B1			Interest Only STRIP
6.477% due 09/25/29 (Ê)	500	530	3.000% due 06/25/40	1,688	179
Series 2017-C02 Class 2M2			Series 2016-102 Class JI
4.887% due 09/25/29 (Ê)	472	503	Interest Only STRIP
Series 2017-C03 Class 1B1			3.500% due 02/25/46	1,946	287
5.842% due 10/25/29 (Ê)	100	106	Series 2016-104 Class NI
Series 2017-C05 Class 1B1			Interest Only STRIP
4.824% due 01/25/30 (Ê)	1,010	966	5.000% due 04/25/38	1,938	66
Series 2017-C06 Class 2M2			Series 2017-2 Class KI
4.037% due 02/25/30 (Ê)	240	245	Interest Only STRIP
Fannie Mae REMICS			4.000% due 02/25/47	2,586	441
Series 2010-35 Class SG			Series 2017-7 Class JI
Interest Only STRIP			Interest Only STRIP
5.418% due 04/25/40 (Ê)	697	133	4.000% due 02/25/47	1,056	169
Series 2010-140 Class GS			Series 2017-15 Class LI
Interest Only STRIP			Interest Only STRIP
5.229% due 07/25/39 (Ê)	825	81	4.000% due 06/25/46	1,060	181
Series 2011-59 Class BI			Series 2017-48 Class LI
Interest Only STRIP			Interest Only STRIP
6.000% due 08/25/40	890	65	4.000% due 05/25/47	2,044	314
Series 2011-98 Class AI			Series 2017-72 Class GI
Interest Only STRIP			Interest Only STRIP
3.500% due 11/25/37	2,304	128	4.000% due 08/25/47	3,820	584
Series 2011-101 Class SA			Series 2017-74 Class JI
Interest Only STRIP			Interest Only STRIP
5.129% due 10/25/41 (Ê)	922	128	4.000% due 10/25/47	1,080	170
Series 2012-36 Class SN			Series 2017-78 Class KI
Interest Only STRIP			Interest Only STRIP
5.672% due 04/25/42 (Ê)	509	86	3.500% due 10/25/47	763	143
Series 2012-49 Class QI			Series 2017-4666 Class AI
Interest Only STRIP			Interest Only STRIP
4.500% due 12/25/40	1,682	235	3.000% due 09/15/35	5,914	443
Series 2012-103 Class SD			Freddie Mac REMICS
Interest Only STRIP			Series 2011-3904 Class NI
4.813% due 09/25/42 (Ê)	400	77	Interest Only STRIP
Series 2013-27 Class PI			3.500% due 08/15/26	949	88
Interest Only STRIP			Series 2012-3981 Class WS
3.000% due 12/25/41	8,900	690	Interest Only STRIP
Series 2013-35 Class IP			5.323% due 05/15/41 (Ê)	1,182	150
Interest Only STRIP			Series 2012-3984 Class DS
3.000% due 06/25/42	1,173	93	Interest Only STRIP
Series 2013-41 Class SP			4.961% due 01/15/42 (Ê)	1,203	180
Interest Only STRIP			Series 2012-4073 Class AS
5.422% due 06/25/40 (Ê)	1,508	149	Interest Only STRIP
			5.512% due 08/15/38 (Ê)	729	60

See accompanying notes which are an integral part of the financial statements.

430 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2012-4074 Class KS			Series 2016-4635 Class PI
Interest Only STRIP			Interest Only STRIP
5.788% due 02/15/41 (Ê)	1,345	221	4.000% due 12/15/46	772	125
Series 2012-4099 Class BI			Series 2017-4658 Class CI
Interest Only STRIP			Interest Only STRIP
3.500% due 06/15/39	968	100	3.500% due 07/15/40	2,236	284
Series 2012-4127 Class PI			Series 2017-4663 Class KI
Interest Only STRIP			Interest Only STRIP
4.500% due 07/15/42	1,603	299	3.500% due 11/15/42	2,410	285
Series 2013-4182 Class PI			Series 2017-4663 Class PI
Interest Only STRIP			Interest Only STRIP
3.000% due 12/15/41	8,038	605	4.000% due 03/15/47	1,554	262
Series 2014-4299 Class JI			Series 2017-4663 Class TI
Interest Only STRIP			Interest Only STRIP
4.000% due 07/15/43	1,281	180	3.500% due 10/15/42	1,463	155
Series 2014-4386 Class IL			Series 2017-4707 Class AI
Interest Only STRIP			Interest Only STRIP
4.000% due 12/15/43	1,014	172	4.000% due 07/15/47	969	151
Series 2014-4389 Class IA			Freddie Mac Strips
Interest Only STRIP			Series 2014-324 Class C21
4.000% due 09/15/44	493	90	Interest Only STRIP
Series 2014-4413 Class HI			6.000% due 06/15/39	2,146	544
Interest Only STRIP			Freddie Mac Structured Agency Credit
3.500% due 03/15/40	1,324	143	Risk Debt Notes
Series 2014-4421 Class PS			Series 2015-DNA2 Class B
Interest Only STRIP			8.541% due 12/25/27 (Ê)	520	630
5.642% due 02/15/44 (Ê)	658	94	Series 2015-DNA3 Class B
Series 2015-4475 Class CI			9.875% due 04/25/28 (Ê)	774	1,002
Interest Only STRIP			Series 2015-HQ1 Class B
3.500% due 01/15/44	1,479	223	11.274% due 03/25/25 (Ê)	608	826
Series 2015-4510 Class HI			Series 2016-DNA1 Class M3
Interest Only STRIP			5.986% due 07/25/28 (Ê)	500	584
3.000% due 03/15/40	2,916	270	Series 2016-DNA3 Class M3
Series 2015-4530 Class HI			5.756% due 12/25/28 (Ê)	746	865
Interest Only STRIP			Series 2016-HQA1 Class M3
4.000% due 11/15/45	493	79	6.792% due 09/25/28 (Ê)	250	300
Series 2015-4531 Class PI			Series 2016-HQA2 Class M3
Interest Only STRIP			5.674% due 11/25/28 (Ê)	583	672
3.500% due 05/15/43	694	99	Series 2016-HQA3 Class M3
Series 2016-4550 Class AI			4.374% due 03/25/29 (Ê)	899	986
Interest Only STRIP			Series 2016-HQA4 Class M3
3.000% due 10/15/40	1,619	207	4.427% due 04/25/29 (Ê)	797	873
Series 2016-4560 Class PI			Series 2017-DNA1 Class B1
Interest Only STRIP			5.729% due 07/25/29 (Ê)	496	531
3.500% due 05/15/45	734	106	Series 2017-HQA1 Class B1
Series 2016-4601 Class IC			6.216% due 08/25/29 (Ê)	525	535
Interest Only STRIP			Series 2017-HQA1 Class M2
4.000% due 12/15/45	765	115	4.787% due 08/25/29 (Ê)	425	451
Series 2016-4621 Class QI			Ginnie Mae
Interest Only STRIP			Series 2009-121 Class UI
3.500% due 10/15/46	1,486	195	Interest Only STRIP
Series 2016-4629 Class GI			5.000% due 12/20/39	150	31
Interest Only STRIP			Series 2010-9 Class UI
3.500% due 11/15/45	1,657	239	Interest Only STRIP
			5.000% due 01/20/40	8,933	1,901

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 431

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2010-35 Class QI			Series 2014-69 Class IG
Interest Only STRIP			Interest Only STRIP
4.500% due 03/20/40	672	132	5.000% due 09/20/43	3,492	633
Series 2010-62 Class SD			Series 2014-132 Class IO
Interest Only STRIP			Interest Only STRIP
5.512% due 05/20/40 (Ê)	1,470	265	5.000% due 09/20/44	675	143
Series 2010-134 Class ES			Series 2014-161 Class HI
Interest Only STRIP			Interest Only STRIP
5.022% due 11/20/39 (Ê)	2,601	240	4.500% due 06/20/44	617	103
Series 2010-H20 Class IF			Series 2014-H06 Class BI
Interest Only STRIP			Interest Only STRIP
1.401% due 10/20/60 (~)(Ê)	2,003	129	1.482% due 02/20/64 (~)(Ê)	2,357	144
Series 2011-17 Class S			Series 2014-H06 Class TR
Interest Only STRIP			Interest Only STRIP
5.072% due 02/20/41 (Ê)	1,657	264	1.429% due 03/20/64 (~)(Ê)	3,278	177
Series 2011-22 Class PS			Series 2014-H08 Class BI
Interest Only STRIP			Interest Only STRIP
5.022% due 07/20/40 (Ê)	2,197	175	1.454% due 04/20/64 (~)(Ê)	2,878	233
Series 2011-148 Class SN			Series 2014-H08 Class CI
Interest Only STRIP			Interest Only STRIP
5.462% due 11/16/41 (Ê)	1,057	228	1.485% due 03/20/64 (~)(Ê)	3,206	210
Series 2011-151 Class SC			Series 2014-H09 Class AI
Interest Only STRIP			Interest Only STRIP
5.983% due 07/16/40 (Ê)	581	61	1.429% due 01/20/64 (~)(Ê)	2,369	132
Series 2011-168 Class IO			Series 2014-H13 Class BI
Interest Only STRIP			Interest Only STRIP
5.500% due 10/16/37	555	41	1.584% due 05/20/64 (~)(Ê)	3,365	219
Series 2012-122 Class PI			Series 2014-H23 Class BI
Interest Only STRIP			Interest Only STRIP
4.000% due 04/20/42	297	46	1.564% due 11/20/64 (~)(Ê)	3,786	302
Series 2013-18 Class GI			Series 2014-H25 Class BI
Interest Only STRIP			Interest Only STRIP
3.500% due 05/20/41	724	78	1.646% due 12/20/64 (~)(Ê)	3,139	257
Series 2013-34 Class HI			Series 2015-35 Class AI
Interest Only STRIP			Interest Only STRIP
4.500% due 03/20/43	455	87	5.000% due 03/16/45	875	178
Series 2013-77 Class UI			Series 2015-50 Class IO
Interest Only STRIP			Interest Only STRIP
4.500% due 03/20/41	2,989	452	4.000% due 04/20/45	1,714	293
Series 2013-99 Class AS			Series 2015-60 Class IP
Interest Only STRIP			Interest Only STRIP
5.311% due 06/20/43 (Ê)	404	85	4.000% due 04/20/45	1,597	305
Series 2013-182 Class SP			Series 2015-60 Class PI
Interest Only STRIP			Interest Only STRIP
5.961% due 12/20/43 (Ê)	373	67	4.000% due 04/20/45	1,143	212
Series 2013-H24 Class AI			Series 2015-62 Class IL
Interest Only STRIP			Interest Only STRIP
1.472% due 09/20/63 (~)(Ê)	4,443	248	3.500% due 02/16/42	1,968	265
Series 2014-39 Class LI			Series 2015-89 Class LI
Interest Only STRIP			Interest Only STRIP
3.500% due 01/20/40	2,373	164	5.000% due 12/20/44	874	162
Series 2014-58 Class SA			Series 2015-96 Class NI
Interest Only STRIP			Interest Only STRIP
4.869% due 04/20/44 (Ê)	2,478	395	3.500% due 01/20/39	1,458	146

See accompanying notes which are an integral part of the financial statements.

432 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2015-105 Class LI			Series 2016-167 Class SB
Interest Only STRIP			Interest Only STRIP
5.000% due 10/20/39	489	104	5.219% due 04/20/38 (Ê)	6,130	227
Series 2015-106 Class CI			Series 2016-168 Class AI
Interest Only STRIP			Interest Only STRIP
4.000% due 05/20/45	1,345	204	5.000% due 07/20/45	3,625	308
Series 2015-167 Class BI			Series 2016-H04 Class KI
Interest Only STRIP			Interest Only STRIP
4.500% due 04/16/45	867	187	1.875% due 02/20/66 (~)(Ê)(Š)	761	67
Series 2015-H01 Class BI			Series 2016-H06 Class AI
Interest Only STRIP			Interest Only STRIP
1.567% due 01/20/65 (~)(Ê)	6,465	460	2.068% due 02/20/66	1,749	155
Series 2015-H03 Class DI			Series 2016-H12 Class AI
Interest Only STRIP			Interest Only STRIP
1.884% due 01/20/65 (~)(Ê)	2,608	233	1.643% due 07/20/65 (~)(Ê)	3,416	286
Series 2015-H04 Class AI			Series 2016-H14 Class AI
Interest Only STRIP			Interest Only STRIP
2.091% due 12/20/64 (~)(Ê)	3,199	264	2.467% due 06/20/66 (~)(Ê)	3,652	458
Series 2015-H08 Class BI			Series 2016-H17 Class DI
Interest Only STRIP			Interest Only STRIP
2.082% due 03/20/65 (~)(Ê)(Š)	1,035	95	1.999% due 07/20/66 (~)(Ê)	2,822	335
Series 2015-H22 Class HI			Series 2016-H22 Class IO
Interest Only STRIP			Interest Only STRIP
2.033% due 08/20/65 (~)(Ê)	3,405	369	1.838% due 10/20/66 (~)(Ê)	2,440	243
Series 2016-47 Class CI			Series 2016-H23 Class NI
Interest Only STRIP			Interest Only STRIP
4.000% due 09/20/45	720	105	2.830% due 10/20/66 (~)(Ê)	3,314	426
Series 2016-49 Class IO			Series 2016-H24 Class JI
Interest Only STRIP			Interest Only STRIP
4.500% due 11/16/45	696	138	2.721% due 11/20/66 (~)(Ê)	1,539	191
Series 2016-77 Class SC			Series 2017-5 Class IO
Interest Only STRIP			Interest Only STRIP
5.574% due 10/20/45 (Ê)	717	132	5.000% due 01/20/47	1,353	321
Series 2016-123 Class IQ			Series 2017-11 Class PI
Interest Only STRIP			Interest Only STRIP
5.000% due 07/20/39	4,725	410	4.000% due 12/20/46	1,473	208
Series 2016-136 Class YI			Series 2017-17 Class DI
Interest Only STRIP			Interest Only STRIP
3.500% due 03/20/45	500	61	3.500% due 09/20/43	2,059	282
Series 2016-138 Class DI			Series 2017-26 Class EI
Interest Only STRIP			Interest Only STRIP
4.000% due 10/20/46	588	99	5.000% due 02/20/40	1,216	179
Series 2016-150 Class I			Series 2017-42 Class IC
Interest Only STRIP			Interest Only STRIP
5.000% due 11/20/46	2,911	582	4.500% due 08/20/41	3,289	646
Series 2016-154 Class AI			Series 2017-68 Class IL
Interest Only STRIP			Interest Only STRIP
5.000% due 02/20/41	1,577	82	4.000% due 08/20/44	3,037	574
Series 2016-154 Class IB			Series 2017-87 Class IO
Interest Only STRIP			Interest Only STRIP
5.000% due 11/20/39	713	147	4.000% due 01/20/46	1,467	254
Series 2016-156 Class PI			Series 2017-99 Class AI
Interest Only STRIP			Interest Only STRIP
3.500% due 11/20/46	1,258	148	4.000% due 01/20/47	1,427	221

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 433

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2017-130 Class IB			30 Year TBA(Ï)
Interest Only STRIP			4.000%	5,000	5,250
4.000% due 08/20/47	780	127	4.500%	4,000	4,239
Series 2017-130 Class NI			Ginnie Mae REMICS
Interest Only STRIP			Class IA
3.500% due 01/20/47	5,365	606	Interest Only STRIP
Series 2017-132 Class IA			4.000% due 01/16/43	1,418	216
Interest Only STRIP			Series 2011-135 Class DI
4.500% due 09/20/47	1,549	300	Interest Only STRIP
Series 2017-136 Class GI			5.000% due 04/16/40	1,283	292
Interest Only STRIP			Series 2011-H16 Class FI
3.500% due 09/20/47	1,766	265	Interest Only STRIP
Series 2017-H03 Class DI			1.040% due 07/20/61 (~)(Ê)	1,851	85
Interest Only STRIP			Series 2012-129 Class IO
2.195% due 12/20/66 (~)(Ê)	4,339	583	Interest Only STRIP
Series 2017-H03 Class HI			4.500% due 11/16/42	592	138
Interest Only STRIP			Series 2012-H10 Class AI
1.543% due 01/20/67 (~)(Ê)	3,820	281	Interest Only STRIP
Series 2017-H04 Class BI			1.219% due 12/20/61 (~)(Ê)	6,889	306
Interest Only STRIP			Series 2012-H11 Class FI
2.403% due 02/20/67 (~)(Ê)	2,922	407	Interest Only STRIP
Series 2017-H06 Class EI			1.226% due 02/20/62 (~)(Ê)	8,490	438
Interest Only STRIP			Series 2012-H29 Class CI
1.565% due 02/20/67 (~)(Ê)	2,257	166	Interest Only STRIP
Series 2017-H08 Class DI			1.409% due 02/20/62 (~)(Ê)	5,814	355
Interest Only STRIP			Series 2013-6 Class AI
2.377% due 02/20/67 (~)(Ê)	1,355	211	Interest Only STRIP
Series 2017-H08 Class EI			3.500% due 08/20/39	960	120
Interest Only STRIP			Series 2013-23 Class IK
2.236% due 02/20/67 (~)(Ê)	3,187	420	Interest Only STRIP
Series 2017-H09 Class HI			3.000% due 09/20/37	1,611	169
Interest Only STRIP			Series 2013-H15 Class CI
1.823% due 03/20/67 (~)(Ê)	1,851	232	Interest Only STRIP
Series 2017-H09 Class IO			1.772% due 07/20/63 (~)(Ê)	3,216	195
Interest Only STRIP			Series 2014-20 Class SQ
1.774% due 04/20/67 (~)(Ê)	4,943	519	Interest Only STRIP
Series 2017-H10 Class MI			5.319% due 07/20/43 (Ê)	1,846	259
Interest Only STRIP			Series 2014-44 Class IA
1.714% due 04/20/67 (~)(Ê)	3,263	338	Interest Only STRIP
Series 2017-H11 Class NI			3.500% due 05/20/28	862	84
Interest Only STRIP			Series 2014-139 Class NI
2.105% due 05/20/67 (~)(Ê)(Š)	2,704	361	Interest Only STRIP
Series 2017-H14 Class JI			3.500% due 08/20/28	3,482	283
Interest Only STRIP			Series 2015-111 Class IJ
2.140% due 06/20/67 (~)(Ê)	2,410	319	Interest Only STRIP
Series 2017-H16 Class HI			3.500% due 08/20/45	1,597	219
Interest Only STRIP			Series 2015-162 Class BI
1.632% due 08/20/67 (~)(Ê)	3,916	355	Interest Only STRIP
Series 2017-H16 Class IB			4.000% due 11/20/40	2,322	348
Interest Only STRIP			Series 2015-H09 Class BI
1.800% due 08/20/67 (~)(Ê)	5,998	630	Interest Only STRIP
Series 2017-H16 Class JI			1.684% due 03/20/65 (~)(Ê)(Š)	432	37
Interest Only STRIP			Series 2015-H10 Class CI
2.247% due 08/20/67 (~)(Ê)	2,390	335	Interest Only STRIP
Ginnie Mae II			1.797% due 04/20/65 (~)(Ê)	1,036	87

See accompanying notes which are an integral part of the financial statements.

434 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2015-H15 Class JI			Series 2017-H06 Class MI
Interest Only STRIP			Interest Only STRIP
1.936% due 06/20/65 (~)(Ê)	730	69	2.170% due 02/20/67 (~)(Ê)	2,900	344
Series 2015-H18 Class IA			Series 2017-H08 Class NI
Interest Only STRIP			Interest Only STRIP
1.816% due 06/20/65 (~)(Ê)	550	41	2.147% due 03/20/67 (~)(Ê)	5,497	648
Series 2015-H24 Class BI			Government National Mortgage
Interest Only STRIP			Association
1.604% due 08/20/65 (~)(Ê)(Š)	1,395	83	Series 2010-35 Class DI
Series 2015-H25 Class AI			Interest Only STRIP
Interest Only STRIP			4.500% due 03/20/40	1,731	360
1.614% due 09/20/65 (~)(Ê)(Š)	1,020	87	Series 2010-50 Class QS
Series 2015-H26 Class GI			Interest Only STRIP
Interest Only STRIP			6.018% due 12/20/38 (Ê)	2,688	162
1.780% due 10/20/65 (~)(Ê)	569	54	Series 2014-60 Class SE
Series 2016-129 Class PI			Interest Only STRIP
Interest Only STRIP			5.574% due 04/20/44 (Ê)	645	106
4.500% due 06/20/45	1,113	227	Series 2014-H11 Class GI
Series 2016-147 Class BI			Interest Only STRIP
Interest Only STRIP			1.480% due 06/20/64 (~)(Ê)	2,986	240
4.000% due 10/20/46	497	95	Series 2015-80 Class IA
Series 2016-H16 Class DI			Interest Only STRIP
Interest Only STRIP			4.500% due 06/20/45	533	106
2.194% due 06/20/66 (~)(Ê)	1,913	238	Series 2015-89 Class IP
Series 2016-H18 Class QI			Interest Only STRIP
Interest Only STRIP			4.000% due 02/20/45	963	167
1.975% due 06/20/66 (~)(Ê)	2,386	309	Series 2015-149 Class KI
Series 2016-H24 Class CI			Interest Only STRIP
Interest Only STRIP			4.000% due 10/20/45	729	130
1.703% due 10/20/66 (~)(Ê)	4,647	411	Series 2016-27 Class IB
Series 2017-6 Class DI			Interest Only STRIP
Interest Only STRIP			4.000% due 11/20/45	1,813	304
3.500% due 01/20/44	1,226	125	Series 2016-37 Class IW
Series 2017-17 Class EI			Interest Only STRIP
Interest Only STRIP			4.500% due 02/20/46	2,169	434
4.000% due 09/20/44	3,447	374	Series 2016-104 Class GI
Series 2017-38 Class DI			Interest Only STRIP
Interest Only STRIP			4.500% due 01/20/46	1,092	148
5.000% due 03/16/47	901	197	Series 2016-H20 Class BI
Series 2017-136 Class IG			Interest Only STRIP
Interest Only STRIP			1.562% due 09/20/66 (~)(Ê)	2,968	225
3.500% due 02/20/44	2,663	276	GS Mortgage Securities Corp. II
Series 2017-136 Class IY			Series 2013-GC10 Class E
Interest Only STRIP			4.410% due 02/10/46 (~)(Ê)(Þ)	508	409
5.000% due 03/20/45	3,041	612	GS Mortgage Securities Trust
Series 2017-141 Class ID			Series 2011-GC5 Class D
Interest Only STRIP			5.400% due 08/10/44 (~)(Ê)(Þ)	836	822
3.500% due 07/20/47	1,584	217	Series 2013-GC16 Class D
Series 2017-H03 Class EI			5.493% due 11/10/46 (~)(Ê)(Þ)	140	136
Interest Only STRIP			Series 2014-GC18 Class D
2.373% due 01/20/67 (~)(Ê)	1,821	276	4.948% due 01/10/47 (~)(Ê)(Þ)	382	327
Series 2017-H06 Class BI			Series 2014-GC22 Class D
			4.646% due 06/10/47 (~)(Ê)(Þ)	848	715
Interest Only STRIP			JPMBB Commercial Mortgage Securities
2.256% due 02/20/67 (~)(Ê)	4,201	517	Trust
			Series 2013-C12 Class D
			4.086% due 07/15/45 (~)(Ê)	167	153

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 435

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($)	Value		Amount ($)			Value
	or Shares	$			or Shares		$
Series 2013-C14 Class F			Series 2006-AR7 Class A1BG
3.598% due 08/15/46 (~)(Ê)(Þ)	650	467	1.102% due 08/25/36 (Ê)		398		348
Series 2013-C17 Class D			UBS-Barclays Commercial Mortgage
4.886% due 01/15/47 (~)(Ê)(Þ)	210	198	Trust
Series 2014-C18 Class D			Series 2012-C2 Class E
4.814% due 02/15/47 (~)(Ê)(Þ)	272	239	4.886% due 05/10/63 (~)(Ê)(Þ)		155		130
Series 2014-C19 Class D			Series 2012-C2 Class F
4.820% due 04/15/47 (~)(Ê)(Þ)	702	627	5.000% due 05/10/63 (~)(Å)(Ê)		221		146
			Washington Mutual Mortgage Pass-
Series 2014-C25 Class D			Through Certificates Trust
4.098% due 11/15/47 (~)(Ê)(Þ)	159	123	Series 2005-AR1 Class A2B
Series 2014-C26 Class D			1.392% due 01/25/45 (Ê)		65		62
3.926% due 01/15/48 (~)(Ê)(Þ)	559	468	Series 2005-AR10 Class 1A3
JPMorgan Alternative Loan Trust			2.502% due 09/25/35 (~)(Ê)		793		788
Series 2007-A2 Class 12A1			Series 2005-AR19 Class A1B3
1.438% due 06/25/37 (Ê)	222	138	1.587% due 12/25/45 (Ê)		84		82
JPMorgan Chase Commercial Mortgage			Wells Fargo Commercial Mortgage Trust
Securities Trust
Series 2012-C6 Class E			Series 2012-LC5 Class D
5.365% due 05/15/45 (~)(Ê)(Þ)	500	445	4.775% due 10/15/45 (~)(Ê)(Þ)		250		227
Series 2012-LC9 Class E			Series 2013-LC12 Class D
4.415% due 12/15/47 (~)(Ê)(Þ)	616	579	4.434% due 07/15/46 (~)(Ê)(Þ)		492		451
Merrill Lynch Mortgage Trust			Series 2014-LC16 Class D
Series 2008-C1 Class D			3.938% due 08/15/50 (Þ)		262		219
6.475% due 02/12/51 (~)(Å)(Ê)	175	175	WFRBS Commercial Mortgage Trust
Morgan Stanley Bank of America Merrill			Series 2011-C2 Class D
Lynch Trust			5.602% due 02/15/44 (~)(Ê)(Þ)		362		367
Series 2014-C15 Class D			Series 2011-C4 Class F
5.057% due 04/15/47 (~)(Ê)(Þ)	601	544	5.000% due 06/15/44 (~)(Ê)(Þ)		998		719
Series 2014-C17 Class D			Series 2012-C7 Class D
4.855% due 08/15/47 (~)(Ê)(Þ)	400	340	4.988% due 06/15/45 (~)(Ê)(Þ)		140		131
Series 2014-C18 Class D			Series 2012-C7 Class E
3.389% due 10/15/47 (Þ)	543	397	4.833% due 06/15/45 (~)(Ê)(Þ)		550		460
Morgan Stanley Bank of America			Series 2012-C10 Class D
Mortgage Trust			4.452% due 12/15/45 (~)(Ê)(Þ)		795		695
Series 2013-C11 Class C			Series 2014-C19 Class D
4.371% due 08/15/46 (~)(Ê)	154	147	4.234% due 03/15/47 (Þ)		67		58
Morgan Stanley Capital I Trust
Series 2007-HQ11Class AJ							127,008
5.508% due 02/12/44 (~)(Ê)	105	103	Total Long-Term Investments
Series 2008-T29 Class B			(cost $418,324)				420,289
6.275% due 01/11/43 (~)(Å)(Ê)	350	351
Series 2008-T29 Class D			Options Purchased - 0.3%
6.275% due 01/11/43 (~)(Ê)(Þ)	337	336	(Number of Contracts)
Series 2011-C3 Class E			Cross Currency Options
5.324% due 07/15/49 (~)(Ê)(Þ)	93	89	(AUD/USD)
			Morgan Stanley Dec 2017 0.75
Series 2011-C3 Class G			Put (1)	AUD	10,000	(ÿ)	38
5.188% due 07/15/49 (~)(Ê)(Þ)	384	334	Cross Currency Options
Mortgage Repurchase Agreement			(EUR/GBP)
Financing Trust			Goldman Sachs Dec 2017 0.87	EUR	2,500	(ÿ)	56
Series 2016-5 Class A			Call (1)
1.170% due 06/10/19 (Ê)(Š)(Þ)	339	339	Morgan Stanley Dec 2017 0.87	EUR	5,000	(ÿ)	113
Station Place Securitization Trust			Call (1)
			Morgan Stanley Dec 2017 0.97
Series 2017-1 Class A			Call (1)	EUR	6,000	(ÿ)	—
1.673% due 02/25/49 (Ê)(Þ)	104	104	Morgan Stanley Nov 2017 0.86	EUR	10,000	(ÿ)	15
Series 2017-6 Class A			Put (1)
1.938% due 11/24/18 (Ê)(Š)(Þ)	809	809	Morgan Stanley Dec 2017 0.81	EUR	7,500	(ÿ)	—
Structured Asset Mortgage Investments			Put (1)
II Trust

See accompanying notes which are an integral part of the financial statements.

436 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)

		Principal		Fair			Principal		Fair
	Amount ($)			Value		Amount ($)			Value
		or Shares		$			or Shares		$
Cross Currency Options					Morgan Stanley Dec 2017 2,200.00	USD	62,700	(ÿ)	50
(TRY/USD)					Put (285)
Morgan Stanley Jan 2018 3.65	USD	2,000	(ÿ)	6	Morgan Stanley Dec 2017 2,450.00	USD	49,000	(ÿ)	177
Put (1)					Put (200)
Cross Currency Options					Morgan Stanley Jan 2018 2,200.00	USD	33,000	(ÿ)	68
(USD/BRL)					Put (150)
JPMorgan Chase Jan 2018 3.25					Morgan Stanley Jan 2018 2,350.00	USD	37,600	(ÿ)	154
Call (1)	USD	4,000	(ÿ)	120	Put (1)
Cross Currency Options					SPX Volatility Index

(USD/INR)					Morgan Stanley Nov 2017 15.00	USD	750	(ÿ)	15
Morgan Stanley Jan 2018 68.20					Call (500)
	USD	15,000	(ÿ)	20
Call (1)					Swaptions
Cross Currency Options					(Counterparty, Fund Receives/Fund
(USD/JPY)					Pays, Notional, Termination Date)
BNP Paribas Apr 2018 110.00					(Bank Of America, USD 2.172%/USD 3
Put (1)	USD	18,000	(ÿ)	271	Month LIBOR, USD 6,648, 11/21/27)
Cross Currency Options					Bank of America Nov 2017 0.00		6,648	(ÿ)	3
(USD/MXN)					Call (1)
Morgan Stanley Nov 2017 19.45					(Bank Of America, USD 2.234%/USD 3
Call (2)	USD	25,000	(ÿ)	190	Month LIBOR, USD 6,648, 11/21/27)
Cross Currency Options					Bank of America Nov 2017 0.00		6,648	(ÿ)	7
					Call (1)
(USD/RUB)					(Citigroup, USD 2.245%/USD 3 Month
Morgan Stanley Jan 2018 60.00	USD	10,000	(ÿ)	159	LIBOR, USD 7,735, 11/08/27)
Call (1)					Citigroup Nov 2017 0.00 Call (1)		7,735	(ÿ)	2
Cross Currency Options					(Citigroup, USD 2.276%/USD 3 Month
(USD/TRY)					LIBOR, USD 10,637, 11/29/27)
Morgan Stanley Jan 2018 3.65	USD	4,000	(ÿ)	13	Citigroup Nov 2017 0.00 Call (1)		10,637	(ÿ)	24
Put (1)					(Citigroup, USD 2.301%/USD 3 Month
Cross Currency Options					LIBOR, USD 5,318, 11/07/27)
(USD/TWD)					Citigroup Nov 2017 0.00 Call (1)		5,318	(ÿ)	3
Morgan Stanley Apr 2018 31.00					(Goldman Sachs, USD 1.995%/USD 3
	USD	17,500	(ÿ)	75
Call (1)					Month LIBOR, USD 3,868, 11/07/27)

Cross Currency Options					Goldman Sachs Nov 2017 0.00		3,868	(ÿ)	—
(USD/ZAR)					Call (1)
BNP Paribas Nov 2017 12.65 Put					(Goldman Sachs, USD 2.156%/USD 3
	USD	9,000	(ÿ)	—
(1)					Month LIBOR, USD 6,648, 11/28/27)
Morgan Stanley Nov 2017 12.65					Goldman Sachs Nov 2017 0.00
	USD	8,000	(ÿ)	—			6,648	(ÿ)	4
Put (1)					Call (1)
ESTX Banks Index					(Goldman Sachs, USD 2.201%/USD 3
Morgan Stanley Dec 2017 145.00					Month LIBOR, USD 10,637, 11/14/27)
	EUR	4,894	(ÿ)	22	Goldman Sachs Nov 2017 0.00
Call (675)							10,637	(ÿ)	3
Morgan Stanley Dec 2017 150.00					Call (1)
Call (100)	EUR	750	(ÿ)	1	(Goldman Sachs, USD 2.225%/USD 3
					Month LIBOR, USD 6,648, 11/28/27)
EURO STOXX 50 Index					Goldman Sachs Nov 2017 0.00
Morgan Stanley Nov 2017 3,650.00							6,648	(ÿ)	10
	EUR	6,388	(ÿ)	100	Call (1)
Call (350)					(Goldman Sachs, USD 2.300%/USD 3
Morgan Stanley Dec 2017 Call (1)	EUR	6,519	(ÿ)	63
Morgan Stanley Dec 2017 3,750.00					Month LIBOR, USD 5,318, 11/29/27)
		18,750	(ÿ)	126	Goldman Sachs Nov 2017 0.00
Call (500)							5,318	(ÿ)	19
Morgan Stanley Dec 2017 3,200.00					Call (1)
	EUR	6,400	(ÿ)	8	(JP Morgan, USD 2.243%/USD 3 Month
Put (200)					LIBOR, USD 5,318, 12/06/27)
Fannie Mae Bonds					JPMorgan Chase Dec 2017 0.00
JPMorgan Chase Nov 2017 96.75							5,318	(ÿ)	14
	USD	8,000	(ÿ)	12	Call (1)
Call (1)					(Citigroup, USD 3 Month LIBOR/USD

JPMorgan Chase Nov 2017 100.24	USD	34,000	(ÿ)	165	2.429%, USD 7,735, 11/08/27)
Call (1)					Citigroup Nov 2017 0.00 Put (1)		7,735	(ÿ)	3
JPMorgan Chase Nov 2017 103.07	USD	24,000	(ÿ)	11	(Citigroup, USD 3 Month LIBOR/USD
Call (1)					2.464%, USD 10,637, 11/22/27)

JPMorgan Chase Dec 2017 100.33	USD	5,000	(ÿ)	35	JPMorgan Chase Nov 2017 0.00		10,637	(ÿ)	14
Put (1)					Put (1)
JPMorgan Chase Dec 2017 100.42	USD	5,000	(ÿ)	38	(Goldman Sachs, USD 3 Month LIBOR/
Put (1)					USD 2.419%, USD 10,637, 11/14/27)

JPMorgan Chase Dec 2017 100.52	USD	5,000	(ÿ)	41	Goldman Sachs Nov 2017 0.00		10,637	(ÿ)	12
Put (1)					Put (1)
S&P 500 Index					United States 5 Year
					Treasury Note Futures

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 437

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
		Principal		Fair		Principal		Fair
	Amount ($)			Value		Amount ($)		Value
		or Shares		$		or Shares		$
Morgan Stanley Nov 2017 118.00	USD	8,260	(ÿ)	3	Goldman Sachs Group, Inc. (The)
Call (70)
Morgan Stanley Nov 2017 118.25					Series 1
Call (200)	USD	23,650	(ÿ)	5	2.578% due 04/30/18 (Ê)	1,000		1,005
Morgan Stanley Nov 2017 117.00					Honeywell International, Inc.
Put (250)	USD	29,250	(ÿ)	49	(31.046)% due 01/16/18 (~)	3,000		3,497
United States Treasury					HSBC USA, Inc.
Bond Futures					2.625% due 09/24/18	1,000		1,008
Morgan Stanley Nov 2017 148.00
Put (50)	USD	7,400	(ÿ)	6	Instituto de Credito Oficial
Morgan Stanley Nov 2017 149.00					1.460% due 01/03/18 (~)	4,000		3,990
Put (50)	USD	7,450	(ÿ)	10	International Automotive Components
Morgan Stanley Nov 2017 150.00					Group SA
Put (50)	USD	7,500	(ÿ)	18	9.125% due 06/01/18 (Þ)	475		475
Total Options Purchased					Italy Buoni Ordinari del Tesoro
(cost $3,409)				2,371	(39.885)% due 11/30/17	3,000		3,496
					(16.553)% due 07/13/18 (~)	1,000		1,168
Short-Term Investments - 42.5%					JPMorgan Chase & Co.
Agence Centrale des Organismes de					1.917% due 04/25/18 (Ê)	600		601
Securite Sociale					KBC Bank NV
1.544% due 02/12/18 (~)		4,000		3,983	1.378% due 12/14/17 (ç)(~)	4,000		3,993
Avaya, Inc. 1st Lien Term Loan B4					Legal & General Finance PLC
8.739% due 01/23/18 (Ê)		161		161	1.563% due 01/24/18 (~)	3,000		2,990
8.742% due 01/23/18 (Ê)		228		229	LMA SA
Bank of America Corp.					(9.700)% due 03/02/18 (~)	3,000		3,498
Series L					NAI Entertainment Holdings / NAI
1.950% due 05/12/18		1,000		1,001	Entertainment Holdings Finance
Bank of Montreal					Corp.
1.194% due 11/16/17 (ç)(~)		4,000		3,998	5.000% due 08/01/18 (Þ)	500		501
Series 3FRN					Royal Bank of Canada
1.710% due 04/10/18 (Ê)		600		601	Series GMTN
Barclays Bank PLC					2.200% due 07/27/18	1,000		1,004
(33.238)% due 03/19/18 (~)		2,000		2,333	Schlumberger Finance BV
Belgium Government International Bond					1.305% due 12/01/17 (ç)(~)	2,500		2,497
1.199% due 11/14/17 (ç)(~)		2,000		1,999	Spain Letras del Tesoro
BNP Paribas Fortis SA					(17.789)% due 08/17/18 (~)	1,500		1,753
(9.773)% due 03/07/18 (~)		2,000		2,332	Spain Letras del Tesoro Bills
Caisse d'Amortissement De La Dette					(17.908)% due 06/15/18	4,500		5,254
Sociale					Standard Chartered Bank
1.291% due 11/24/17 (ç)(~)		1,000		999	1.356% due 11/24/17 (ç)(~)	4,000		3,997
Citigroup, Inc.					U. S. Cash Management Fund (@)	191,489,480	(8)	191,509
3.015% due 05/15/18 (Ê)		1,000		1,008	United States Treasury Bills
City of Gothenburg					0.998% due 12/07/17 (ç)(~)	945		944
1.281% due 12/01/17 (ç)(~)		3,000		2,997	1.007% due 12/14/17 (ç)(~)	3,279		3,275
City of Malmo					1.071% due 01/11/18 (~)	720		718
1.288% due 01/11/18 (~)		2,500		2,494	1.091% due 01/18/18 (~)	2,382		2,376
Commerzbank AG					1.110% due 01/25/18 (~)	932		930
(18.525)% due 08/02/18 (~)		3,000		3,501	1.139% due 02/01/18 (~)	845		843
Credit Suisse AG					1.135% due 02/08/18 (~)	426		425
Series GMTN					1.136% due 02/15/18 (~)	227		226
2.068% due 01/29/18 (Ê)		1,000		1,001	Valeo SA
Energy Future Intermediate Holding Co.					(29.903)% due 01/22/18 (~)	3,000		3,499
LLC Term Loan					Total Short-Term Investments
4.239% due 06/28/18 (Ê)		18		18
4.242% due 06/28/18 (Ê)		482		485	(cost $280,430)			281,281
Engie SA					Total Investments 106.3%
(23.062)% due 06/04/18 (~)		4,000		4,671	(identified cost $702,163)			703,941
Erste AG
1.275% due 12/01/17 (ç)(~)		2,000		1,998

See accompanying notes which are an integral part of the financial statements.

438 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
Principal	Fair
Amount ($)	Value
or Shares	$
Other Assets and Liabilities,
Net - (6.3%)	(41,627)

Net Assets - 100.0%	662,314

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 439

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
0.1%
Merrill Lynch Mortgage Trust	10/07/16	175,000	100.36	176	175
Morgan Stanley Capital I Trust	11/09/16	350,000	101.76	356	351
UBS-Barclays Commercial Mortgage Trust	11/17/16	221,000	69.83	154	146
					672
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

440 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
ABG Intermediate Holdings 2 LLC 1st Lien Term Loan	USD 3 Month LIBOR	3.500
ABG Intermediate Holdings 2 LLC 2nd Lien Term Loan	USD 3 Month LIBOR	7.750
Advanced Disposal Services, Inc. Term Loan B3	USD 1 Week LIBOR	2.750
AgroFresh, Inc. Term Loan	USD 3 Month LIBOR	4.750
AI Mistral Luxembourg Subco Sarl	USD 1 Month LIBOR	3.000
Air Methods Corp. Term Loan B	USD 3 Month LIBOR	7.000
Alliant Holdings Intermediate LLC Term Loan B	USD 1 Month LIBOR	3.250
Almonde, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.500
Almonde, Inc. Term Loan	USD 3 Month LIBOR	7.250
Alpha 3 BV Term Loan B	USD 3 Month LIBOR	3.000
Alphabet Holding Company, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.500
Alternative Loan Trust	USD 1 Month LIBOR	0.330
Alternative Loan Trust	USD 1 Month LIBOR	0.190
Altice US Finance I Corp. Term Loan B	USD 1 Month LIBOR	2.250
Alvogen Pharmaceutical US, 1st Lien Inc. Term Loan	USD 1 Month LIBOR	5.000
American Airlines, Inc. Term Loan B	USD 1 Month LIBOR	2.500
American Airlines, Inc. Term Loan B	USD 1 Month LIBOR	2.000
American Home Mortgage Investment Trust	USD 1 Month LIBOR	0.190
AP Exhaust Acquisition LLC 1st Lien Term Loan	USD 3 Month LIBOR	5.000
AP Gaming I, LLC Term Loan B	USD 1 Month LIBOR	5.500
Arbor Pharmaceuticals LLC Term Loan B	USD 3 Month LIBOR	5.000
Arctic Glacier Holdings, Inc. Term Loan B	USD 1 Month LIBOR	4.250
Ascena Retail Group, Inc. Term Loan B	USD 1 Month LIBOR	4.500
Ascend Learning LLC Term Loan B	USD 1 Month LIBOR	3.250
AssuredPartners, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.500
Asurion LLC Term Loan B	USD 1 Month LIBOR	3.000
Asurion LLC Term Loan B4	USD 1 Month LIBOR	2.750
Avantor Performance Materials LLC 1st Lien Term Loan	USD 1 Month LIBOR	4.000
Avantor Performance Materials LLC 2nd Lien Term Loan	USD 1 Month LIBOR	8.250
Avaya, Inc. 1st Lien Term Loan B4	USD 1 Month LIBOR	7.500
Avaya, Inc. Term Loan B7	USD 1 Month LIBOR	5.250
Avis Budget Car Rental LLC Term Loan B	USD 3 Month LIBOR	2.000
Avolon LLC Term Loan B	USD 1 Month LIBOR	2.250
Axalta Coating Systems U. S. Holdings, Inc. Term Loan B	USD 3 Month LIBOR	2.000
Bank of Montreal	USD 3 Month LIBOR	0.360
Bass Pro Group LLC 1st Lien Term Loan B	USD 1 Month LIBOR	5.000
BBB Industries LLC 1st Lien Term Loan	USD 1 Month LIBOR	4.500
BCPE Eagle Buyer LLC 1st Lien Term Loan	USD 1 Month LIBOR	4.250
Bear Stearns Alt-A Trust	USD 1 Month LIBOR	0.320
Berry Plastics Group, Inc Term Loan M	USD 1 Month LIBOR	2.250
BJ's Wholesale Club, Inc. 2nd Lien Term Loan	USD 1 Month LIBOR	7.500
BJ's Wholesale Club, Inc. Term Loan	USD 1 Month LIBOR	3.750
Blount International, Inc. Term Loan B	USD 1 Month LIBOR	4.250
Brand Energy & Infrastructure Services 1st Lien Term Loan	USD 3 Month LIBOR	4.250

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 441

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread
Brickman Group, Ltd. LLC (The) 1st Lien Term Loan B	USD 3 Month LIBOR	3.000
BWAY Holding Co. Term Loan	USD 3 Month LIBOR	3.250
Cable One, Inc. Term Loan B	USD 2 Month LIBOR	2.250
Caesars Entertainment Operating Co. Term Loan	USD 1 Month LIBOR	2.500
Caesars Resort Collection LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Capital Automotive LP 1st Lien Term Loan	USD 1 Month LIBOR	3.000
Capital Automotive LP 2nd Lien Term Loan	USD 1 Month LIBOR	6.000
Carestream Dental Equipment, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Casablanca US Holdings, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	4.750
CBS Radio, Inc. Term Loan B	USD 1 Month LIBOR	3.500
CH Hold Corp. 1st Lien Term Loan B	USD 1 Month LIBOR	3.000
CH Hold Corp. 2nd Lien Term Loan B	USD 1 Month LIBOR	7.250
Change Healthcare Holdings LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.750
Charter Communications Operating LLC 1st Lien Term Loan H	USD 1 Month LIBOR	2.000
Checkout Holding Corp. Covenant-Lite 1st Lien Term Loan B	USD 1 Month LIBOR	3.500
Chemours Co. (The) Term Loan B	USD 1 Month LIBOR	2.500
CHS/Community Health Systems, Inc. 1st Lien Term Loan G	USD 3 Month LIBOR	2.750
Citigroup Mortgage Loan Trust	USD 1 Month LIBOR	0.350
Citigroup, Inc.	USD 3 Month LIBOR	1.700
ClubCorp Club Operations, Inc. Term Loan	USD 3 Month LIBOR	3.250
Commercial Barge Line Co. 1st Lien Term Loan	USD 1 Month LIBOR	8.750
Commonwealth Bank of Australia	USD 3 Month LIBOR	0.640
Community Health Systems, Inc. Term Loan	USD 3 Month LIBOR	3.000
Constellation Brands Canada, Inc. Term Loan B1	USD 2 Month LIBOR	2.750
Constellis Holdings LLC 1st Lien Term Loan	USD 3 Month LIBOR	5.000
Constellis Holdings LLC 2nd Lien Term Loan	USD 3 Month LIBOR	9.000
ConvergeOne Holdings Corp. Term Loan B	USD 3 Month LIBOR	4.750
Coral US Co. Borrower LLC Term Loan B	USD 1 Month LIBOR	3.500
Cortes NP Acquisition Corp Term Loan B	USD 1 Month LIBOR	4.000
Countrywide Alternative Loan Trust	USD 1 Month LIBOR	0.190
Countrywide Alternative Loan Trust	USD 1 Month LIBOR	0.190
CPI Acquisition, Inc. Term Loan B	USD 3 Month LIBOR	4.500
Creative Artists Agency LLC 1st Lien Term Loan B	USD 1 Month LIBOR	3.500
Credit Suisse AG	USD 3 Month LIBOR	0.690
Crosby US Acquisition Corp. 1st Lien Term Loan	USD 3 Month LIBOR	3.000
CSC Holdings, LLC 1st Lien Term Loan	USD 1 Month LIBOR	2.250
Cvent, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	4.000
CWGS Group LLC Term Loan	USD 1 Month LIBOR	3.000
Dell, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	2.000
Delta 2 Lux Sarl Covenant-Lite Term Loan B3	USD 1 Month LIBOR	3.000
Deutsche ALT-A Securities, Inc. Alternate Loan Trust	USD 1 Month LIBOR	0.140
Diamond (BC) BV Term Loan	USD 2 Month LIBOR	3.000
Dupage Medical Group, Ltd. 1st Lien Term Loan	USD 2 Month LIBOR	3.000
Dupage Medical Group, Ltd. 2nd Lien Term Loan	USD 3 Month LIBOR	7.000
See accompanying notes which are an integral part of the financial statements.

442 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
E. W. Scripps Co. Term Loan B	USD 1 Month LIBOR	2.250
EagleView Technology Corp. 1st Lien Term Loan	USD 3 Month LIBOR	4.250
Education Advisory Board 1st Lien Term Loan	USD 1 Month LIBOR	3.750
Eldorado Resorts, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.250
Employbridge LLC Term Loan	USD 3 Month LIBOR	6.500
Energy Future Intermediate Holding Co. LLC Term Loan	USD 1 Month LIBOR	3.000
EnergySolutions LLC 1st Lien Term Loan B	USD 3 Month LIBOR	4.750
Envision Healthcare Corp. Term Loan B	USD 1 Month LIBOR	3.000
Everi Payments, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	4.500
EVO Payments International LLC Term Loan B	USD 1 Month LIBOR	5.000
Exact Merger Sub LLC 1st Lien Term Loan	USD 3 Month LIBOR	4.250
Exact Merger Sub LLC 2nd Lien Term Loan	USD 3 Month LIBOR	8.000
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	6.000
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	12.250
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	5.700
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	11.750
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	5.300
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	5.500
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	3.650
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	5.750
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	2.800
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	3.600
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	4.850
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	4.250
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	4.350
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	5.900
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	10.750
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	4.450
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	3.550
Fannie Mae REMICS	USD 1 Month LIBOR	5.900
Fannie Mae REMICS	USD 1 Month LIBOR	6.200
Fannie Mae REMICS	USD 1 Month LIBOR	6.450
Fannie Mae REMICS	USD 1 Month LIBOR	6.000
Fannie Mae REMICS	USD 1 Month LIBOR	6.400
Fannie Mae REMICS	USD 1 Month LIBOR	6.050
First Data Corp. Term Loan	USD 1 Month LIBOR	2.250
Focus Financial Partners LLC 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Fort Dearborn Company 1st Lien Term Loan	USD 2 Month LIBOR	4.000
Freddie Mac REMICS	USD 1 Month LIBOR	6.050
Freddie Mac REMICS	USD 1 Month LIBOR	5.950
Freddie Mac REMICS	USD 1 Month LIBOR	6.180
Freddie Mac REMICS	USD 1 Month LIBOR	6.700
Freddie Mac REMICS	USD 1 Month LIBOR	6.550
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	5.150

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 443

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	10.750
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	5.550
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	9.350
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	7.550
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	5.000
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	3.850
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	6.350
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	3.550
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	4.950
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	5.000
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	3.900
Freedom Mortgage Corp. Term Loan	USD 3 Month LIBOR	5.500
Frontier Communications Corp. Term Loan B	USD 1 Month LIBOR	3.750
Garda World Security Corp. Term Loan B	USD 1 Month LIBOR	4.000
GENEX Services, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	4.250
Getty Images, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	3.500
GHX Ultimate Parent Corp. 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Ginnie Mae	USD 1 Month LIBOR	6.100
Ginnie Mae	USD 1 Month LIBOR	6.490
Ginnie Mae	USD 1 Month LIBOR	6.050
Ginnie Mae	USD 1 Month LIBOR	6.100
Ginnie Mae	USD 1 Month LIBOR	6.000
Ginnie Mae	USD 1 Month LIBOR	6.050
Ginnie Mae	USD 1 Month LIBOR	6.750
Ginnie Mae	USD 1 Month LIBOR	6.700
Ginnie Mae	USD 1 Month LIBOR	6.690
Ginnie Mae	USD 1 Month LIBOR	6.000
Ginnie Mae	USD 1 Month LIBOR	6.000
Ginnie Mae REMICS	USD 1 Month LIBOR	6.100
Go Daddy Operating Co. LLC 1st Lien Term Loan	USD 1 Month LIBOR	2.500
Goldman Sachs Group, Inc. (The)	USD 3 Month LIBOR	1.200
Golub Capital Partners CLO, Ltd.	USD 3 Month LIBOR	6.500
Government National Mortgage Association	USD 1 Month LIBOR	6.100
Government National Mortgage Association	USD 1 Month LIBOR	6.550
Grifols Worldwide Operations USA Inc. 1st Lien Term Loan B	USD 1 Week LIBOR	2.250
Gruden Holdings, Inc. First Lien Term Loan	USD 3 Month LIBOR	5.500
GSAA Home Equity Trust	USD 1 Month LIBOR	0.250
GTCR Valor Cos. , Inc. Term Loan B1	USD 3 Month LIBOR	4.250
H. B. Fuller Co. Term Loan B	USD 1 Month LIBOR	2.250
Harbourview CLO VII, Ltd.	USD 3 Month LIBOR	5.130
Harland Clarke Holdings Corp. Term Loan	USD 2 Month LIBOR	4.750
HCA, Inc. Term Loan B8	USD 1 Month LIBOR	2.250
HCP Acquisition LLC Term Loan	USD 1 Month LIBOR	3.000
Hertz Global Holdings, Inc. Term Loan B	USD 1 Month LIBOR	2.750

See accompanying notes which are an integral part of the financial statements.

444 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Hyland Software, Inc. 2nd Lien Term Loan	USD 1 Month LIBOR	7.000
Hyland Software, Inc. Term Loan	USD 1 Month LIBOR	3.250
Hyperion Insurance Group, Ltd. Term Loan B	USD 1 Month LIBOR	4.000
Intrawest Resorts Holdings, Inc. 1st Lien Term Loan B1	USD 1 Month LIBOR	3.250
Jaguar Holding Co. II Term Loan	USD 3 Month LIBOR	2.750
JPMorgan Alternative Loan Trust	USD 1 Month LIBOR	0.200
JPMorgan Chase & Co.	USD 3 Month LIBOR	0.550
Kraton Polymers LLC Term Loan	USD 1 Month LIBOR	3.000
Kronos, Inc. Term Loan B	USD 3 Month LIBOR	3.500
Learfield Communications, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.250
Level 3 Financing, Inc. Term Loan B	USD 3 Month LIBOR	2.250
Limetree Bay Terminals LLC Term Loan B	USD 1 Month LIBOR	4.000
Lions Gate Enterntainment, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.000
MacDermid, Inc. Term Loan B	USD 1 Month LIBOR	3.000
MacDonald Detwiler & Associates, Ltd. Term Loan B	USD 2 Month LIBOR	2.750
MACOM Technology Solutions Term Loan	USD 1 Month LIBOR	2.250
Match Group, Inc. 1st Lien Term Loan B1	USD 2 Month LIBOR	2.500
MCC Iowa LLC Term Loan H	USD 1 Week LIBOR	2.500
MGM Growth Properties Operating Partnership, LP Term Loan B	USD 1 Month LIBOR	2.250
MH Sub I LLC 1st Lien Term Loan	USD 3 Month LIBOR	3.750
MH Sub I LLC 2nd Lien Term Loan	USD 3 Month LIBOR	7.500
Morgan Stanley	USD 3 Month LIBOR	0.850
Morgan Stanley ABS Capital I, Inc. Trust	USD 1 Month LIBOR	2.325
MORSCO, Inc. Term Loan B	USD 1 Month LIBOR	7.000
Mortgage Repurchase Agreement Financing Trust	USD 1 Month LIBOR	1.170
Navistar, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	4.000
NeuStar, Inc. 1st Lien Term Loan B2	USD 3 Month LIBOR	3.750
NN, Inc. Incremental Term Loan	USD 1 Month LIBOR	3.750
NPC International, Inc. First Lien Term Loan	USD 1 Month LIBOR	3.500
Numericable Group SA Term Loan B12	USD 2 Month LIBOR	6.000
Numericable US LLC 1st Lien Term Loan B11	USD 3 Month LIBOR	2.750
Optiv, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Ozark Holdings LLC 1st Lien Term Loan	USD 1 Month LIBOR	3.750
PAREXEL International Corp. 1st Lien Term Loan B	USD 1 Month LIBOR	2.250
Pelican Products, Inc. 1st Lien Term Loan B1	USD 3 Month LIBOR	4.250
Penn National Gaming, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Post Holdings, Inc. Incremental Term Loan	USD 1 Month LIBOR	2.250
Pre-Paid Legal Services, Inc. 2nd Lien Term Loan	USD 1 Month LIBOR	9.000
Prime Security Services Borrower LLC Term Loan B1	USD 1 Month LIBOR	2.750
Primeline Utility Services LLC 1st Lien Term Loan B	USD 3 Month LIBOR	5.500
Project Ruby Ultimate Parent Corp. 1st Lien Term Loan B	USD 1 Month LIBOR	3.750
Quest Software US Holdings, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	6.000
Quintiles IMS, Inc. 1st Lien Term Loan B2	USD 3 Month LIBOR	2.000
Rackspace Hosting, Inc. Term Loan B	USD 3 Month LIBOR	3.000

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 445

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Radio One, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	4.000
RBS Global, Inc. Term Loan B	USD 3 Month LIBOR	2.750
Red Ventures LLC 1st Lien Term Loan	USD 3 Month LIBOR	4.000
Red Ventures LLC 2nd Lien Term Loan	USD 3 Month LIBOR	8.000
Reynolds Group Holdings, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.750
Reynolds Group Issuer, Inc.	USD 3 Month LIBOR	3.500
RHP Hotel Properties, LP Term Loan B	USD 3 Month LIBOR	2.250
Riverbed Technology, Inc. Term Loan	USD 1 Month LIBOR	3.250
Sandvine Corp. 1st Lien Term Loan B	USD 3 Month LIBOR	5.750
Scientific Games International, Inc. Term Loan B4	USD 1 Month LIBOR	3.250
SeaWorld Parks & Entertainment Term Loan B	USD 3 Month LIBOR	3.000
Sesac Holdco II LLC 1st Lien Term Loan	USD 1 Month LIBOR	3.250
Sesac Holdco II LLC 2nd Lien Term Loan	USD 1 Month LIBOR	7.250
Signode Industrial Group US, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	2.750
SIRVA Worldwide, Inc. Term Loan	USD 3 Month LIBOR	6.500
Solarwinds Holdings, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.500
Solera LLC Term Loan B	USD 1 Month LIBOR	3.250
Solvay Acetow GMBH Term Loan	USD 3 Month LIBOR	5.500
Spectrum Brands, Inc. 1st Lien Term Loan B	USD 2 Month LIBOR	2.000
Sprint Communications, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
SS&C Technologies, Inc. 1st Lien Term Loan B1	USD 1 Month LIBOR	2.250
SS&C Technologies, Inc. 1st Lien Term Loan B2	USD 1 Month LIBOR	2.250
Station Casinos LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Station Place Securitization Trust	USD 1 Month LIBOR	0.900
Station Place Securitization Trust	USD 1 Month LIBOR	0.700
Steak n Shake Operations, Inc. Term Loan	USD 1 Month LIBOR	3.750
Sterigenics-Nordion Holdings LLC Term Loan B	USD 1 Month LIBOR	3.000
Structured Asset Mortgage Investments II Trust	USD 1 Month LIBOR	0.120
Talbots, Inc. (The) 1st Lien Term Loan	USD 1 Month LIBOR	4.500
Tempo Acquisition LLC Term Loan B	USD 1 Month LIBOR	3.000
TerraForm AP Acquisition Holdings LLC Term Loan B	USD 3 Month LIBOR	4.250
TKC Holdings, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	4.250
TKC Holdings, Inc. 2nd Lien Term Loan	USD 2 Month LIBOR	8.000
TMS International Corp. Term Loan B	USD 1 Month LIBOR	3.000
Trader Corp. Term Loan B	USD 3 Month LIBOR	3.250
Trans Union LLC 1st Lien Term Loan B3	USD 1 Month LIBOR	2.000
Transdigm Group, Inc. 1st Lien Term Loan F	USD 3 Month LIBOR	3.000
TransDigm, Inc. 1st Lien Term Loan G	USD 3 Month LIBOR	3.000
Travelport Finance (Luxembourg) SARL Term Loan D	USD 3 Month LIBOR	2.750
Tribune Co. Term Loan B	USD 1 Month LIBOR	3.000
Tribune Media Co. 1st Lien Term Loan B	USD 1 Month LIBOR	3.000
TruGreen, LP Term Loan	USD 1 Month LIBOR	4.000
UFC Holdings LLC 1st Lien Term Loan	USD 1 Month LIBOR	3.250
UFC Holdings LLC 2nd Lien Term Loan	USD 1 Month LIBOR	7.500

See accompanying notes which are an integral part of the financial statements.

446 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities				Referenced Rate	Spread %
United Airlines, Inc. Term Loan B		USD 3 Month LIBOR			2.250
UPC Financing Partnership Term Loan AR		USD 1 Month LIBOR			2.500
USI, Inc. Term Loan B		USD 1 Month LIBOR			3.000
USI, Inc. Term Loan B		USD 1 Month LIBOR			3.000
Valeant Pharmaceuticals International, Inc. Term Loan B		USD 3 Month LIBOR			4.750
Vantiv, LLC 1st Lien Term Loan B1		USD 1 Month LIBOR			2.000
Vantiv, LLC Term Loan B4		USD 1 Month LIBOR			2.000
Varsity Brands, Inc. 1st Lien Term Loan		USD 1 Month LIBOR			3.500
Venture XXIX CLO, Ltd.		USD 3 Month LIBOR			6.250
Verdesian Life Sciences LLC Term Loan		USD 3 Month LIBOR			5.000
Veresen Midstream, Ltd. Term Loan B2		USD 1 Month LIBOR			3.500
W3 Co. Term Loan B		USD 3 Month LIBOR			6.000
Washington Mutual Mortgage Pass-Through Certificates Trust		USD 1 Month LIBOR			0.800
Washington Mutual Mortgage Pass-Through Certificates Trust		USD 1 Month LIBOR			0.350
Wastequip LLC Term Loan		USD 1 Month LIBOR			4.500
Weight Watchers International, Inc. 1st Lien Term Loan B2		USD 3 Month LIBOR			3.250
Wells Fargo & Co.		USD 3 Month LIBOR			0.460
William Morris Endeavor Entertainment LLC 1st Lien Term Loan		USD 2 Month LIBOR			3.250
World Endurance Holdings 1st Lien Term Loan		USD 3 Month LIBOR			4.250
Yonkers Racing Corp. Term Loan B		USD 1 Month LIBOR			3.250
York Risk Services Group, Inc. Covenant-Lite Term Loan B		USD 1 Month LIBOR			3.750
Zais CLO 5, Ltd.		USD 3 Month LIBOR			4.500
A
For a description of variable, adjustable or floating rate securities see note 2 in the Notes to Financial Statements.
Futures Contracts
Amounts in thousands (except contract amounts)
					Value and
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Australia 10 Year Bond Futures	628	AUD	80,921	12/17	(68)
Canadian 10 Year Government Bond Futures	187	CAD	25,699	12/17	(78)
Euro-Bund Futures	100	EUR	49	11/17	38
United States 10 Year Treasury Note Futures	414	USD	51,724	12/17	(675)
VSTOXX Mini Futures	500	EUR	23	11/17	6
Short Positions
Euro-Bund Futures	50	EUR	8	11/17	(6)
Euro-Bund Futures	292	EUR	47,523	12/17	(158)
Long Gilt Futures	350	GBP	43,516	12/17	1,258
S&P 500 E-Mini Index Futures	67	USD	8,619	12/17	(241)
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					76

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 447

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Options Written
Amounts in thousands (except contract amounts)
			Number of	Strike	Notional		Expiration	Fair Value
Description	Counterparty	Call/Put	Contracts	Price		Amount	Date	$
Cross Currency Options (EUR/CHF)	Goldman Sachs	Call	1	1.18	EUR	10,000	11/23/17	(17)
Cross Currency Options (EUR/CHF)	Goldman Sachs	Put	1	1.14	EUR	10,000	11/23/17	(7)
Cross Currency Options (EUR/GBP)	BNP Paribas	Call	1	0.90	EUR	10,000	11/23/17	(12)
Cross Currency Options (EUR/GBP)	Morgan Stanley	Call	1	0.87	EUR	7,500	12/15/17	(170)
Cross Currency Options (EUR/GBP)	Morgan Stanley	Call	1	0.92	EUR	7,500	12/15/17	(9)
Cross Currency Options (EUR/GBP)	Goldman Sachs	Put	1	0.86	EUR	10,000	11/23/17	(15)
Cross Currency Options (EUR/GBP)	Morgan Stanley	Put	1	0.81	EUR	5,000	12/15/17	—
Cross Currency Options (GBP/EUR)	Goldman Sachs	Put	1	0.81	EUR	2,500	12/15/17	—
Cross Currency Options (TRY/USD)	Morgan Stanley	Put	1	3.35	USD	2,000	01/15/18	—
Cross Currency Options (TRY/USD)	Morgan Stanley	Put	1	3.65	USD	2,000	01/15/18	(6)
Cross Currency Options (USD/JPY)	BNP Paribas	Put	1	106.00	USD	22,500	04/23/18	(161)
Cross Currency Options (USD/MXN)	Morgan Stanley	Call	1	19.45	USD	25,000	11/23/17	(192)
Cross Currency Options (USD/RUB)	Morgan Stanley	Call	1	63.00	USD	10,000	02/26/18	(101)
Cross Currency Options (USD/TRY)	Goldman Sachs	Call	1	6.00	USD	6,000	01/15/18	—
Cross Currency Options (USD/TRY)	Goldman Sachs	Put	1	3.35	USD	4,000	01/15/18	—
Cross Currency Options (USD/ZAR)	Morgan Stanley	Call	1	15.00	USD	10,000	12/22/17	(129)
Cross Currency Options (USD/ZAR)	Morgan Stanley	Put	1	12.65	USD	17,000	11/15/17	—
Cross Currency Options (USD/ZAR)	JPMorgan Chase	Put	1	12.90	USD	10,000	12/22/17	(20)
EURO STOXX 50 Index	Morgan Stanley	Call	175	3,725.00	EUR	6,519	11/17/17	(20)
Fannie Mae Bonds	JPMorgan Chase	Put	1	96.75	USD	8,000	11/06/17	(27)
Fannie Mae Bonds	JPMorgan Chase	Put	1	100.24	USD	34,000	11/06/17	(98)
Fannie Mae Bonds	JPMorgan Chase	Put	1	103.07	USD	24,000	11/06/17	(75)
Fannie Mae Bonds	JPMorgan Chase	Put	1	99.21	USD	5,000	12/06/17	(11)
Fannie Mae Bonds	JPMorgan Chase	Put	1	99.30	USD	5,000	12/06/17	(12)
Fannie Mae Bonds	JPMorgan Chase	Put	1	99.40	USD	5,000	12/06/17	(13)
Fannie Mae Bonds	JPMorgan Chase	Put	1	99.77	USD	5,000	12/06/17	(20)
Fannie Mae Bonds	JPMorgan Chase	Put	1	99.86	USD	5,000	12/06/17	(22)
Fannie Mae Bonds	JPMorgan Chase	Put	1	99.96	USD	5,000	12/06/17	(24)
S&P 500 Index	Morgan Stanley	Put	95	2,350.00	USD	22,325	12/15/17	(41)
S&P 500 Index	Morgan Stanley	Put	100	2,500.00	USD	25,000	12/15/17	(136)
S&P 500 Index	Morgan Stanley	Put	70		USD	17,325	01/19/18	(148)
SPX Volatility Index	Morgan Stanley	Call	500	21.00	USD	1,050	11/15/17	(6)
SPX Volatility Index	Morgan Stanley	Call	500	20.00	USD	1,000	01/17/18	(40)
SPX Volatility Index	Morgan Stanley	Put	500	10.50	USD	525	11/15/17	(18)
SPX Volatility Index	Morgan Stanley	Put	500	11.00	USD	550	11/15/17	(33)
SPX Volatility Index	Morgan Stanley	Put	500	12.00	USD	600	11/15/17	(68)
Swaptions
(Counterparty, Fund Receives/Fund
Pays, Notional, Termination Date)
Bank Of America, USD 2.296%/USD
3 Month LIBOR, USD 6,648,
11/21/27	Bank of America	Call	1	0.00		6,648	11/17/17	(16)
Citigroup, USD 2.212%/USD 3 Month
LIBOR, USD 5,318, 11/07/27	Goldman Sachs	Call	1	0.00		5,318	11/03/17	—
Citigroup, USD 2.337%/USD 3 Month
LIBOR, USD 3,868, 11/08/27	Citigroup	Call	1	0.00		3,868	11/06/17	(9)

See accompanying notes which are an integral part of the financial statements.

448 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Options Written
Amounts in thousands (except contract amounts)
			Number of		Strike	Notional		Expiration	Fair Value
Description	Counterparty	Call/Put	Contracts		Price	Amount		Date	$
Citigroup, USD 2.370%/USD 3 Month
LIBOR, USD 5,318, 11/22/27	Citigroup	Call	1		0.00		5,318	11/20/17	(31)
Goldman Sachs, USD 2.293%/USD
3 Month LIBOR, USD 6,648,
11/28/27	Goldman Sachs	Call	1		0.00		6,648	11/24/17	(20)
Goldman Sachs, USD 2.310%/USD
3 Month LIBOR, USD 5,318,
11/14/27	Goldman Sachs	Call	1		0.00		5,318	11/10/17	(11)
Citigroup, USD 3 Month LIBOR/USD
2.337%, USD 3,868, 11/08/27	Citigroup	Put	1		0.00		3,868	11/06/17	(12)
Citigroup, USD 3 Month LIBOR/USD
2.370%, USD 5,318, 11/22/27	Citigroup	Put	1		0.00		5,318	11/20/17	(21)
Citigroup, USD 3 Month LIBOR/USD
2.390%, USD 5,318, 11/07/27	Citigroup	Put	1		0.00		5,318	11/03/17	(3)
Goldman Sachs, USD 3 Month LIBOR/
USD 2.310%, USD 5,318,
11/14/27	Citigroup	Put	1		0.00		5,318	11/10/17	(29)
Goldman Sachs, USD 3 Month LIBOR/
USD 2.553%, USD 3,868,
11/07/27	Goldman Sachs	Put	1		0.00		3,868	11/03/17	—
Goldman Sachs, USD 3 Month LIBOR/
USD 2.603%, USD 5,318,
11/29/27	Goldman Sachs	Put	1		0.00		5,318	11/27/17	(2)
JP Morgan, USD 3 Month LIBOR/USD
2.653%, USD 5,318, 12/06/27	JPMorgan Chase	Put	1		0.00		5,318	12/04/17	(2)
United States 5 Year Treasury Note
Futures	Morgan Stanley	Put	100		116.50	USD	11,650	11/24/17	(6)
Total Liability for Options Written (premiums received $3,075)									(1,813)

Foreign Currency Exchange Contracts
Amounts in thousands
									Unrealized
									Appreciation
			Amount			Amount			(Depreciation)
Counterparty			Sold			Bought	Settlement Date		$
Bank of Montreal			USD	4,157	AUD	5,316	11/08/17		(88)
Bank of Montreal			USD	10,471	JPY	1,177,139	11/08/17		(116)
Bank of Montreal			USD	6,275	NOK	49,909	11/08/17		(163)
Bank of Montreal			USD	6,276	SEK	51,174	11/08/17		(162)
Bank of Montreal			AUD	13,291	USD	10,392	11/08/17		220
Bank of Montreal			JPY	706,283	USD	6,282	11/08/17		69
Bank of Montreal			NOK	83,181	USD	10,418	11/08/17		234
Bank of Montreal			SEK	34,116	USD	4,184	11/08/17		108
BNP Paribas			USD	1,182	EUR	1,000	11/08/17		(17)
BNP Paribas			CAD	3	USD	2	11/08/17		—
BNP Paribas			GBP	1,000	USD	1,332	11/08/17		4
BNP Paribas			JPY	225,570	USD	2,000	04/25/18		(3)
BNP Paribas			ZAR	14,000	USD	993	11/08/17		4
Brown Brothers Harriman			USD	6,545	TRY	23,500	12/21/17		(440)
Credit Agricole			USD	3,519	JPY	400,000	11/08/17		(1)
Credit Agricole			AUD	3	USD	2	11/08/17		—
Goldman Sachs			AUD	155	USD	122	11/08/17		3
Goldman Sachs			EUR	31,000	USD	36,886	11/08/17		765
JPMorgan Chase			USD	2,500	ZAR	34,013	12/28/17		(117)
JPMorgan Chase			ZAR	6,809	USD	500	12/28/17		23
Morgan Stanley			USD	1,464	ZAR	20,000	11/08/17		(51)
Morgan Stanley			EUR	339	JPY	45,000	11/08/17		—
Morgan Stanley			GBP	300	EUR	342	11/08/17		—
Morgan Stanley			JPY	91,000	USD	814	11/08/17		13

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 449

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Morgan Stanley	TRY	53	USD	15	11/15/17	1
Morgan Stanley	ZAR	27,241	USD	2,000	12/28/17	92
Royal Bank of Canada	USD	10,372	GBP	7,807	11/08/17	(2)
Royal Bank of Canada	USD	4,170	NZD	5,796	11/08/17	(204)
Royal Bank of Canada	NZD	8,694	USD	6,280	11/08/17	331
Societe Generale	JPY	169,185	USD	1,500	04/25/18	(2)
Societe Generale	ZAR	20,685	USD	1,500	12/28/17	51
State Street	USD	112	AUD	146	11/08/17	—
State Street	USD	80	EUR	69	11/08/17	—
State Street	USD	134	EUR	115	11/08/17	—
State Street	USD	6,294	EUR	5,345	11/08/17	(66)
State Street	USD	10,490	EUR	8,908	11/08/17	(110)
State Street	USD	216	GBP	163	11/08/17	—
State Street	USD	109	JPY	12,435	11/08/17	—
State Street	USD	176	NOK	1,436	11/08/17	—
State Street	USD	202	NZD	295	11/08/17	—
State Street	USD	163	SEK	1,361	11/08/17	—
State Street	AUD	364	USD	279	11/08/17	1
State Street	CHF	103	USD	104	11/08/17	—
State Street	CHF	258	USD	259	11/08/17	—
State Street	CHF	4,074	USD	4,208	11/08/17	122
State Street	CHF	10,186	USD	10,519	11/08/17	306
State Street	EUR	46	USD	53	11/08/17	—
State Street	EUR	3,563	USD	4,196	11/08/17	44
State Street	JPY	7,461	USD	66	11/08/17	—
State Street	NOK	2,394	USD	293	11/08/17	(1)
State Street	NZD	443	USD	303	11/08/17	—
State Street	SEK	907	USD	108	11/08/17	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						848

Total Return Swap Contracts
Amounts in thousands
						Premiums	Unrealized
						Paid	Appreciation
		Notional			Termination	(Received)	(Depreciation)	Fair Value
Underlying Reference Entity	Counterparty	Amount		Terms	Date	$	$	$
Long
Markit IOS Index	Goldman Sachs	USD	1,183	1 Month LIBOR(1)	01/12/45	—	2	2
Markit IOS Index	Goldman Sachs	USD	3,423	1 Month LIBOR(1)	01/12/45	—	(9)	(9)
Markit IOS Index	Goldman Sachs	USD	11,533	1 Month LIBOR(1)	01/12/45	—	29	29
Short
Markit IOS Index	Credit Suisse	USD	10,339	1 Month LIBOR(1)	01/12/45	—	(26)	(26)
Markit IOS Index	JPMorgan Chase	USD	2,377	1 Month LIBOR(1)	01/12/45	—	(6)	(6)
Markit IOS Index	JPMorgan Chase	USD	3,423	1 Month LIBOR(1)	01/12/45	—	9	9
Total Open Total Return Swap Contracts (å)						—	(1)	(1)

See accompanying notes which are an integral part of the financial statements.

450 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Interest Rate Swap Contracts
Amounts in thousands
						Premiums	Unrealized
						Paid	Appreciation
					Termination	(Received)	(Depreciation)	Fair Value
Counterparty	Notional Amount		Fund Receives	Fund Pays	Date	$	$	$
Barclays	USD	101,222	Three Month LIBOR(2)	1.800%(3)	12/20/19	4	116	120
Barclays	USD	6,068	Three Month LIBOR(2)	2.050%(3)	12/20/22	(3)	20	17
Barclays	USD	1,255	Three Month LIBOR(2)	2.294%(3)	10/02/27	—	5	5
Barclays	USD	1,327	2.272%(3)	Three Month LIBOR(2)	10/06/27	—	(8)	(8)
Barclays	USD	286	Three Month LIBOR(2)	2.357%(3)	10/10/27	—	(1)	(1)
Barclays	USD	286	Three Month LIBOR(2)	2.346%(3)	10/10/27	—	—	—
Barclays	USD	520	Three Month LIBOR(2)	2.323%(3)	10/10/27	—	1	1
Barclays	USD	520	Three Month LIBOR(2)	2.325%(3)	10/10/27	—	1	1
Barclays	USD	930	2.290%(3)	Three Month LIBOR(2)	10/10/27	—	(4)	(4)
Barclays	USD	930	2.295%(3)	Three Month LIBOR(2)	10/10/27	—	(4)	(4)
Barclays	USD	1,296	2.294%(3)	Three Month LIBOR(2)	10/10/27	—	(5)	(5)
Barclays	USD	3,053	Three Month LIBOR(2)	2.314%(3)	10/12/27	—	7	7
Barclays	USD	3,323	2.290%(3)	Three Month LIBOR(2)	10/13/27	—	(15)	(15)
Barclays	USD	645	Three Month LIBOR(2)	2.320%(3)	10/17/27	—	1	1
Barclays	USD	1,581	2.283%(3)	Three Month LIBOR(2)	10/17/27	—	(8)	(8)
Barclays	USD	2,577	Three Month LIBOR(2)	2.259%(3)	10/17/27	—	19	19
Barclays	USD	4,435	Three Month LIBOR(2)	2.300%(3)	10/17/27	—	16	16
Barclays	USD	7,735	Three Month LIBOR(2)	2.300%(3)	10/17/27	—	28	28
Barclays	USD	1,470	2.272%(3)	Three Month LIBOR(2)	10/18/27	—	(9)	(9)
Barclays	USD	1,470	2.270%(3)	Three Month LIBOR(2)	10/18/27	—	(9)	(9)
Barclays	USD	1,470	2.263%(3)	Three Month LIBOR(2)	10/18/27	—	(10)	(10)
Barclays	USD	1,470	2.260%(3)	Three Month LIBOR(2)	10/18/27	—	(11)	(11)
Barclays	USD	1,470	2.258%(3)	Three Month LIBOR(2)	10/18/27	—	(11)	(11)
Barclays	USD	564	Three Month LIBOR(2)	2.303%(3)	10/23/27	—	2	2
Barclays	USD	3,141	Three Month LIBOR(2)	2.284%(3)	10/23/27	—	17	17
Barclays	USD	377	Three Month LIBOR(2)	2.356%(3)	10/24/27	—	—	—
Barclays	USD	9,902	2.341%(3)	Three Month LIBOR(2)	10/25/27	—	(2)	(2)
Barclays	USD	11,196	Three Month LIBOR(2)	2.338%(3)	10/25/27	—	5	5
Barclays	USD	175	Three Month LIBOR(2)	2.440%(3)	10/27/27	—	(2)	(2)
Barclays	USD	910	Three Month LIBOR(2)	2.422%(3)	10/27/27	—	(6)	(6)
Barclays	USD	910	Three Month LIBOR(2)	2.426%(3)	10/27/27	—	(7)	(7)
Barclays	USD	938	Three Month LIBOR(2)	2.403%(3)	10/30/27	—	(5)	(5)
Barclays	USD	938	Three Month LIBOR(2)	2.403%(3)	10/30/27	—	(5)	(5)
Barclays	USD	3,392	Three Month LIBOR(2)	2.428%(3)	10/31/27	—	(26)	(26)
Barclays	USD	1,186	Three Month LIBOR(2)	2.368%(3)	11/01/27	—	(2)	(2)
Barclays	USD	1,186	Three Month LIBOR(2)	2.364%(3)	11/01/27	—	(2)	(2)
Barclays	USD	1,186	Three Month LIBOR(2)	2.365%(3)	11/01/27	—	(2)	(2)
Barclays	USD	8,596	2.306%(3)	Three Month LIBOR(2)	11/01/27	—	(31)	(31)
Barclays	USD	2,659	Three Month LIBOR(2)	2.301%(3)	11/07/27	—	11	11
Barclays	USD	2,340	Three Month LIBOR(2)	2.450%(3)	11/29/27	—	(20)	(20)
Barclays	USD	1,596	Three Month LIBOR(2)	2.443%(3)	12/06/27	—	(12)	(12)
Barclays	USD	2,666	2.250%(3)	Three Month LIBOR(2)	12/20/27	(13)	(15)	(28)

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 451

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Interest Rate Swap Contracts

Amounts in thousands
					Premiums	Unrealized
					Paid	Appreciation
				Termination	(Received)	(Depreciation)	Fair Value
Counterparty	Notional Amount	Fund Receives	Fund Pays	Date	$	$	$
Barclays	USD 5,333	2.500%(3)	Three Month LIBOR(2)	12/20/47	(56)	(54)	(110)
Total Open Interest Rate Swap Contracts (å)					(68)	(37)	(105)

Credit Default Swap Contracts
Amounts in thousands
Credit Indices
								Unrealized
					Fund (Pays)/		Premiums	Appreciation
		Purchase/Sell			Receives	Termination	Paid/(Received)	(Depreciation)	Fair Value
Reference Entity	Counterparty	Protection	Notional Amount		Fixed Rate	Date	$	$	$
CMBX Index	Goldman Sachs	Sell	USD	700	3.000%(2)	05/11/63	(34)	(83)	(117)
CMBX Index	Goldman Sachs	Purchase	USD	430	(5.000%)(2)	01/17/47	73	9	82
CMBX Index	Goldman Sachs	Sell	USD	143	3.000%(2)	01/17/47	(13)	(3)	(16)
CMBX Index	JPMorgan Chase	Sell	USD	5,379	3.000%(2)	01/17/47	(414)	(211)	(625)
CMBX Index	JPMorgan Chase	Sell	USD	18	3.000%(2)	01/17/47	(2)	—	(2)
CMBX Index	JPMorgan Chase	Purchase	USD	70	(3.000%)(2)	01/17/47	4	4	8
CMBX NA Index	Credit Suisse	Sell	USD	247	3.000%(2)	05/11/63	(28)	(13)	(41)
CMBX NA Index	Credit Suisse	Sell	USD	900	5.000%(2)	05/11/63	(170)	(65)	(235)
CMBX NA Index	Credit Suisse	Purchase	USD	1,845	(5.000%)(2)	01/17/47	304	49	353
CMBX NA Index	Credit Suisse	Sell	USD	543	3.000%(2)	05/11/63	(82)	(9)	(91)
CMBX NA Index	Credit Suisse	Sell	USD	217	3.000%(2)	05/11/63	(33)	(3)	(36)
CMBX NA Index	Goldman Sachs	Sell	USD	3,159	3.000%(2)	05/11/63	(271)	(256)	(527)
CMBX NA Index	Goldman Sachs	Sell	USD	255	3.000%(2)	05/11/63	(22)	(20)	(42)
CMBX NA Index	Goldman Sachs	Sell	USD	149	3.000%(2)	05/11/63	(12)	(13)	(25)
CMBX NA Index	Goldman Sachs	Sell	USD	73	3.000%(2)	05/11/63	(11)	(1)	(12)
CMBX NA Index	Goldman Sachs	Sell	USD	150	3.000%(2)	05/11/63	(16)	(9)	(25)
CMBX NA Index	Goldman Sachs	Sell	USD	299	3.000%(2)	05/11/63	(20)	(30)	(50)
CMBX NA Index	Goldman Sachs	Sell	USD	50	3.000%(2)	05/11/63	(4)	(4)	(8)
CMBX NA Index	Goldman Sachs	Purchase	USD	54	(5.000%)(2)	01/17/47	9	1	10
CMBX NA Index	Goldman Sachs	Sell	USD	378	3.000%(2)	05/11/63	(32)	(31)	(63)
CMBX NA Index	Goldman Sachs	Sell	USD	13,200	3.000%(2)	05/11/63	(1,773)	(428)	(2,201)
CMBX NA Index	Goldman Sachs	Sell	USD	88	3.000%(2)	05/11/63	(10)	(5)	(15)
CMBX NA Index	Goldman Sachs	Sell	USD	299	3.000%(2)	05/11/63	(33)	(17)	(50)
CMBX NA Index	Goldman Sachs	Sell	USD	91	3.000%(2)	05/11/63	(13)	(2)	(15)
CMBX NA Index	Goldman Sachs	Sell	USD	90	3.000%(2)	05/11/63	(7)	(8)	(15)
CMBX NA Index	Goldman Sachs	Sell	USD	500	3.000%(2)	05/11/63	(45)	(38)	(83)
CMBX NA Index	Goldman Sachs	Sell	USD	61	3.000%(2)	05/11/63	(7)	(3)	(10)
CMBX NA Index	Goldman Sachs	Purchase	USD	240	(5.000%)(2)	01/17/47	44	2	46
CMBX NA Index	Goldman Sachs	Sell	USD	3,500	3.000%(2)	05/11/63	(450)	(134)	(584)
CMBX NA Index	Goldman Sachs	Sell	USD	1	3.000%(2)	05/11/63	—	—	—
CMBX NA Index	JPMorgan Chase	Sell	USD	90	3.000%(2)	05/11/63	(8)	(7)	(15)

See accompanying notes which are an integral part of the financial statements.

452 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Credit Default Swap Contracts
Amounts in thousands
Credit Indices
								Unrealized
					Fund (Pays)/		Premiums	Appreciation
		Purchase/Sell			Receives	Termination	Paid/(Received)	(Depreciation)	Fair Value
Reference Entity	Counterparty	Protection	Notional Amount		Fixed Rate	Date	$	$	$
CMBX NA Index	JPMorgan Chase	Sell	USD	224	3.000%(2)	05/11/63	(25)	(12)	(37)
CMBX NA Index	JPMorgan Chase	Sell	USD	374	3.000%(2)	05/11/63	(41)	(21)	(62)
CMBX NA Index	JPMorgan Chase	Sell	USD	160	3.000%(2)	05/11/63	(20)	(7)	(27)
CMBX NA Index	JPMorgan Chase	Sell	USD	139	3.000%(2)	05/11/63	(16)	(7)	(23)
CMBX NA Index	JPMorgan Chase	Purchase	USD	225	(5.000%)(2)	01/17/47	37	6	43
CMBX NA Index	JPMorgan Chase	Purchase	USD	150	(3.000%)(2)	01/17/47	13	4	17
CMBX NA Index	JPMorgan Chase	Sell	USD	160	3.000%(2)	05/11/63	(20)	(7)	(27)
CMBX NA Index	JPMorgan Chase	Purchase	USD	519	(5.000%)(2)	01/17/47	85	14	99
CMBX NA Index	JPMorgan Chase	Sell	USD	78	3.000%(2)	05/11/63	(9)	(4)	(13)
CMBX NA Index	JPMorgan Chase	Sell	USD	78	3.000%(2)	05/11/63	(9)	(4)	(13)
CMBX NA Index	JPMorgan Chase	Sell	USD	15,156	3.000%(2)	05/11/63	(1,816)	(711)	(2,527)
CMBX NA Index	JPMorgan Chase	Purchase	USD	240	(5.000%)(2)	01/17/47	44	2	46
CMBX NA Index	JPMorgan Chase	Sell	USD	153	3.000%(2)	05/11/63	(17)	(9)	(26)
CMBX NA Index	JPMorgan Chase	Sell	USD	152	3.000%(2)	05/11/63	(16)	(9)	(25)
CMBX NA Index	JPMorgan Chase	Sell	USD	158	3.000%(2)	05/11/63	(18)	(8)	(26)
CMBX NA Index	JPMorgan Chase	Sell	USD	4,560	3.000%(2)	05/11/63	(621)	(139)	(760)
CMBX NA Index	JPMorgan Chase	Sell	USD	80	3.000%(2)	05/11/63	(12)	(1)	(13)
CMBX NA Index	JPMorgan Chase	Sell	USD	43	3.000%(2)	05/11/63	(6)	(1)	(7)
CMBX NA Index	JPMorgan Chase	Purchase	USD	80	(3.000%)(2)	01/17/47	8	1	9
CMBX NA Index	JPMorgan Chase	Purchase	USD	149	(3.000%)(2)	01/17/47	13	4	17
CMBX NA Index	JPMorgan Chase	Sell	USD	83	3.000%(2)	05/11/63	(11)	(3)	(14)
CMBX NA Index	JPMorgan Chase	Sell	USD	153	3.000%(2)	05/11/63	(22)	(3)	(25)
CMBX NA Index	JPMorgan Chase	Sell	USD	149	3.000%(2)	05/11/63	(17)	(8)	(25)
CMBX NA Index	JPMorgan Chase	Sell	USD	534	3.000%(2)	05/11/63	(74)	(15)	(89)
CMBX NA Index	JPMorgan Chase	Sell	USD	22	3.000%(2)	05/11/63	(3)	(1)	(4)
CMBX NA Index	JPMorgan Chase	Sell	USD	78	3.000%(2)	05/11/63	(11)	(2)	(13)
CMBX NA Index	JPMorgan Chase	Purchase	USD	563	(5.000%)(2)	01/17/47	90	18	108
CMBX NA Index	JPMorgan Chase	Purchase	USD	148	(5.000%)(2)	01/17/47	22	6	28
CMBX NA Index	JPMorgan Chase	Sell	USD	150	3.000%(2)	05/11/63	(17)	(8)	(25)
CMBX NA Index	JPMorgan Chase	Purchase	USD	925	(5.000%)(2)	01/17/47	145	32	177
CMBX NA Index	JPMorgan Chase	Sell	USD	186	3.000%(2)	05/11/63	(28)	(3)	(31)
CMBX NA Index	JPMorgan Chase	Sell	USD	26	3.000%(2)	05/11/63	(4)	—	(4)
CMBX NA Index	JPMorgan Chase	Sell	USD	104	3.000%(2)	05/11/63	(15)	(2)	(17)
CMBX NA Index	JPMorgan Chase	Sell	USD	397	3.000%(2)	05/11/63	(60)	(6)	(66)
Total Open Credit Indices Contracts (å)							(5,527)	(2,232)	(7,759)

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 453

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$1,223	$—	$—	$1,223	0.2
Corporate Bonds and Notes	—	145,500	—	—	145,500	22.0
International Debt	—	25,749	—	—	25,749	3.9
Loan Agreements	—	120,809	—	—	120,809	18.2
Mortgage-Backed Securities	—	125,130	1,878	—	127,008	19.2
Options Purchased	1,040	1,331	—	—	2,371	0.3
Short-Term Investments	—	89,772	—	191,509	281,281	42.5
Total Investments	1,040	509,514	1,878	191,509	703,941	106.3
Other Assets and Liabilities, Net						(6.3)
						100.0
Other Financial Instruments
Assets
Futures Contracts	1,302	—	—	—	1,302	0.2
Foreign Currency Exchange Contracts	—	2,391	—	—	2,391	0.4
Total Return Swap Contracts	—	40	—	—	40	—*
Interest Rate Swap Contracts	—	250	—	—	250	—*
Credit Default Swap Contracts	—	1,043	—	—	1,043	0.2
A
Liabilities
Futures Contracts	(1,226)	—	—	—	(1,226)	(0.2)
Options Written	(515)	(1,298)	—	—	(1,813)	(0.3)
Foreign Currency Exchange Contracts	—	(1,543)	—	—	(1,543)	(0.2)
Total Return Swap Contracts	—	(41)	—	—	(41)	(—)*
Interest Rate Swap Contracts	—	(355)	—	—	(355)	(0.1)
Credit Default Swap Contracts	—	(8,802)	—	—	(8,802)	(1.3)
Total Other Financial Instruments**	$(439)	$(8,315)	$—	$—	$(8,754)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2017, were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

454 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands
Fair Value
Country Exposure	$
Australia	642
Belgium	4,331
Bermuda	1,852
Canada	14,487
Cayman Islands	3,401
France	21,133
Germany	7,577
Ireland	583
Italy	4,664
Jersey	1,057
Luxembourg	3,283
Netherlands	3,436
Singapore	3,997
Spain	10,997
Sweden	5,490
Switzerland	1,001
United Kingdom	6,505
United States	609,505
Total Investments	703,941

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 455

Russell Investment Company
Unconstrained Total Return Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$784	$—	$1,076	$511
Unrealized appreciation on foreign currency exchange contracts	—	—	2,391	—
Variation margin on futures contracts**	—	—	—	1,302
Total return swap contracts, at fair value	—	—	—	40
Interest rate swap contracts, at fair value	—	—	—	250
Credit default swap contracts, at fair value	—	1,043	—	—
Total	$784	$1,043	$3,467	$2,103

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$241	$—	$—	$985
Unrealized depreciation on foreign currency exchange contracts	—	—	1,543	—
Options written, at fair value	510	—	839	464
Total return swap contracts, at fair value	—	—	—	41
Interest rate swap contracts, at fair value	—	—	—	355
Credit default swap contracts, at fair value	—	8,802	—	—
Total	$751	$8,802	$2,382	$1,845
			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Investments***	$(2,873)	$—	$(1,918)	$(2,640)
Futures contracts	185	—	—	21
Options written	1,444	—	1,894	2,117
Total return swap contracts	—	—	—	1,766
Interest rate swap contracts	—	—	—	565
Credit default swap contracts	—	(2)	—	—
Foreign currency exchange contracts	—	—	(3,411)	—
Total	$(1,244)	$(2)	$(3,435)	$1,829

Location: Statement of Operations - Net change in unrealized appreciation
(depreciation)
Investments****	$(318)	$—	$(505)	$(316)
Futures contracts	(230)	—	—	(57)
Options written	182	—	821	429
Total return swap contracts	—	—	—	(334)
Interest rate swap contracts	—	—	—	136
Credit default swap contracts	—	(2,112)	—	—
Foreign currency exchange contracts	—	—	799	—
Total	$(366)	$(2,112)	$1,115	$(142)

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Includes net change in unrealized appreciation/depreciation on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

456 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund
Balance Sheet Offsetting Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$2,371	$—	$2,371
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	2,391	—	2,391
Futures Contracts	Variation margin on futures contracts	352	—	352
Total Return Swap Contracts	Total return swap contracts, at fair value	40	—	40
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	250	—	250
Credit Default Swap Contracts	Credit default swap contracts, at fair value	1,043	—	1,043
Total Financial and Derivative Assets		6,447	—	6,447
Financial and Derivative Assets not subject to a netting agreement		(1,476)	—	(1,476)
Total Financial and Derivative Assets subject to a netting agreement		$4,971	$—	$4,971

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$10	$10	$—	$—
Bank of Montreal	630	529	—	101
BNP Paribas	278	192	—	86
Citigroup	44	44	—	—
Credit Suisse	353	353	—	—
Goldman Sachs	1,028	248	—	780
JPMorgan Chase	1,035	1,028	—	7
Morgan Stanley	736	655	81	—
Royal Bank of Canada	332	206	—	126
Societe Generale	51	2	—	49
State Street	474	178	—	296
Total	$4,971	$3,445	$81	$1,445

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 457

Russell Investment Company
Unconstrained Total Return Fund

Balance Sheet Offsetting Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
				Gross	Net Amounts
			Amounts		of Liabilities
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Recognized	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities		Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts		$62	$—	$62
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts		1,543	—	1,543
Options Written Contracts	Options written, at fair value		1,813	—	1,813
Total Return Swap Contracts	Total return swap contracts, at fair value		41	—	41
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value		355	—	355
Credit Default Swap Contracts	Credit default swap contracts, at fair value		8,802	—	8,802
Total Financial and Derivative Liabilities			12,616	—	12,616
Financial and Derivative Liabilities not subject to a netting agreement			(931)	—	(931)
Total Financial and Derivative Liabilities subject to a netting agreement			$11,685	$—	$11,685

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Liabilities
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Pledged^	Net Amount
Bank of America		$16	$10	$—	$6
Bank of Montreal		529	529	—	—
Barclays		—	—	—	—
BNP Paribas		192	192	—	—
Brown Brothers Harriman		441	—	—	441
Citigroup		104	44	—	60
Credit Suisse		429	353	76	—
Goldman Sachs		3,943	248	—	3,695
JPMorgan Chase		4,990	1,028	3,962	—
Morgan Stanley		655	655	—	—
Royal Bank of Canada		206	206	—	—
Societe Generale		2	2	—	—
State Street		178	178	—	—
Total		$11,685	$3,445	$4,038	$4,202

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

458 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$702,163
Investments, at fair value(>)	703,941
Cash	2,985
Cash (restricted)(a)(b)(c)	13,279
Foreign currency holdings(^)	1,472
Unrealized appreciation on foreign currency exchange contracts	2,391
Receivables:
Dividends and interest	3,676
Dividends from affiliated funds	190
Investments sold	24,687
Fund shares sold	1,129
Variation margin on futures contracts	352
Total return swap contracts, at fair value(8)	40
Interest rate swap contracts, at fair value(•)	250
Credit default swap contracts, at fair value(+)	1,043
Total assets	755,435

Liabilities
Payables:
Due to broker (d)(e)(f)	2,668
Investments purchased	77,201
Fund shares redeemed	138
Accrued fees to affiliates	308
Other accrued expenses	190
Variation margin on futures contracts	62
Unrealized depreciation on foreign currency exchange contracts	1,543
Options written, at fair value(x)	1,813
Total return swap contracts, at fair value(8)	41
Interest rate swap contracts, at fair value(•)	355
Credit default swap contracts, at fair value(+)	8,802
Total liabilities	93,121

Net Assets	$662,314

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 459

Russell Investment Company
Unconstrained Total Return Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$420
Accumulated net realized gain (loss)	135
Unrealized appreciation (depreciation) on:
Investments	1,789
Investments in affiliated funds	(11)
Futures contracts	76
Options written	1,262
Foreign currency exchange contracts	848
Total return swap contracts	(1)
Interest rate swap contracts	(37)
Credit default swap contracts	(2,232)
Foreign currency-related transactions	(18)
Shares of beneficial interest	664
Additional paid-in capital	659,419
Net Assets	$662,314

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.96
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$10.35
Class A — Net assets	$250,819
Class A — Shares outstanding ($. 01 par value)	25,176
Net asset value per share: Class C(#)	$9.94
Class C — Net assets	$293,300
Class C — Shares outstanding ($. 01 par value)	29,511
Net asset value per share: Class E(#)	$9.96
Class E — Net assets	$102,311
Class E — Shares outstanding ($. 01 par value)	10,268
Net asset value per share: Class M(#)	$9.96
Class M — Net assets	$19,392,084
Class M — Shares outstanding ($. 01 par value)	1,946,073
Net asset value per share: Class S(#)	$9.97
Class S — Net assets	$244,842,252
Class S — Shares outstanding ($. 01 par value)	24,561,069
Net asset value per share: Class Y(#)	$9.97
Class Y — Net assets	$397,433,604
Class Y — Shares outstanding ($. 01 par value)	39,847,300
Amounts in thousands
(^) Foreign currency holdings - cost	$1,482
(x) Premiums received on options written	$3,075
(8) Total return swap contracts - premiums paid (received)	$—
(•) Interest rate swap contracts - premiums paid (received)	$(68)
(+) Credit default swap contracts - premiums paid (received)	$(5,527)
(>) Investments in affiliates, U. S. Cash Management Fund	$191,509

(a) Cash Collateral for Futures	$7,574
(b) Cash Collateral for Swaps	$121
(c) Cash Collateral for Options	$5,584
(d) Due to Broker for Futures	$1,284
(e) Due to Broker for Swaps	$14
(f) Due to Broker for Options	$1,370
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

460 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$1
Dividends from affiliated funds	1,507
Interest	12,678
Total investment income	14,186
Expenses
Advisory fees	5,239
Administrative fees	253
Custodian fees	503
Distribution fees - Class A	—**
Distribution fees - Class C	1
Transfer agent fees - Class A	—**
Transfer agent fees - Class C	—**
Transfer agent fees - Class E	—**
Transfer agent fees - Class M	5
Transfer agent fees - Class S	309
Transfer agent fees - Class Y	16
Professional fees	103
Registration fees	137
Shareholder servicing fees - Class C	—**
Shareholder servicing fees - Class E	—**
Trustees’ fees	16
Printing fees	52
Offering fees	102
Miscellaneous	20
Expenses before reductions	6,756
Expense reductions	(2,654)
Net expenses	4,102
Net investment income (loss)	10,084
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,722)
Investments in affiliated funds	7
Futures contracts	206
Options written	5,455
Foreign currency exchange contracts	(3,411)
Total return swap contracts	1,766
Interest rate swap contracts	565
Credit default swap contracts	(2)
Foreign currency-related transactions	135
Net realized gain (loss)	999
Net change in unrealized appreciation (depreciation) on:
Investments	2,361

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 461

Russell Investment Company
Unconstrained Total Return Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investments in affiliated funds	(22)
Futures contracts	(287)
Options written	1,432
Foreign currency exchange contracts	799
Total return swap contracts	(334)
Interest rate swap contracts	136
Credit default swap contracts	(2,112)
Foreign currency-related transactions	(17)
Net change in unrealized appreciation (depreciation)	1,956
Net realized and unrealized gain (loss)	2,955
Net Increase (Decrease) in Net Assets from Operations	$13,039

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

462 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016 (1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,084	$645
Net realized gain (loss)	999	543
Net change in unrealized appreciation (depreciation)	1,956	(280)
Net increase (decrease) in net assets from operations	13,039	908

Distributions
From net investment income
Class A	(2)	—
Class C	(2)	—
Class E	(2)	—
Class M	(70)	—
Class S	(2,135)	(—)**
Class Y	(8,246)	(15)
From net realized gain
Class A	(1)	—
Class C	(1)	—
Class S	(1)	—
Class Y	(1,252)	—
Net decrease in net assets from distributions	(11,712)	(15)

Share Transactions*
Net increase (decrease) in net assets from share transactions	416,990	243,104
Total Net Increase (Decrease) in Net Assets	418,317	243,997

Net Assets
Beginning of period	243,997	—
End of period	$662,314	$243,997
Undistributed (overdistributed) net investment income included in net assets	$420	$976

** Less then $500.
(1) For the period September 23, 2016 (commencement of operations) to October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 463

Russell Investment Company
Unconstrained Total Return Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016	(1)
	Shares	Dollars	Shares		Dollars
Class A
Proceeds from shares sold	15	$147	10		$101
Proceeds from reinvestment of distributions	—	3	—		—
Net increase (decrease)	15	150	10		101
Class C
Proceeds from shares sold	27	267	10		102
Proceeds from reinvestment of distributions	— **	3	—		—
Payments for shares redeemed	(8)	(77)	—		—
Net increase (decrease)	19	193	10		102
Class E
Proceeds from shares sold	—	—	10		100
Proceeds from reinvestment of distributions	— **	3	—		—
Net increase (decrease)	—	3	10		100
Class M(2)
Proceeds from shares sold	1,991	19,818	—		—
Proceeds from reinvestment of distributions	7	70	—		—
Payments for shares redeemed	(52)	(516)	—		—
Net increase (decrease)	1,946	19,372	—		—
Class S
Proceeds from shares sold	28,480	281,617	21		207
Proceeds from reinvestment of distributions	214	2,131	—		—
Payments for shares redeemed	(4,153)	(41,352)	—		—
Net increase (decrease)	24,541	242,396	21		207
Class Y
Proceeds from shares sold	20,198	200,745	24,773		247,725
Proceeds from reinvestment of distributions	957	9,498	1		15
Payments for shares redeemed	(5,568)	(55,367)	(514)		(5,146)
Net increase (decrease)	15,587	154,876	24,260		242,594
Total increase (decrease)	42,108	$416,990	24,311		$243,104

** Less than 500 shares.
(1)     For the period September 23, 2016 (commencement of operations) to October 31, 2016.
(2)     For the period March 17, 2017 (commencement of operations) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

464 Unconstrained Total Return Fund

(This page intentionally left blank)

Russell Investment Company
Unconstrained Total Return Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	10.04	. 19	(. 01)	. 18	(. 21)	(. 05)
October 31, 2016(6)	10.00	. 02	. 02	. 04	—	—

Class C
October 31, 2017	10.03	. 10	. 02	. 12	(. 16)	(. 05)
October 31, 2016(6)	10.00	. 01	. 02	. 03	—	—

Class E
October 31, 2017	10.04	. 18	— (f)	. 18	(. 21)	(. 05)
October 31, 2016(6)	10.00	. 02	. 02	. 04	—	—

Class M
October 31, 2017(9)	9.87	. 13	. 05	. 18	(. 09)	—

Class S
October 31, 2017	10.05	. 14	. 07	. 21	(. 24)	(. 05)
October 31, 2016(6)	10.00	. 03	. 02	. 05	—(f)	—

Class Y
October 31, 2017	10.04	. 21	. 02	. 23	(. 25)	(. 05)
October 31, 2016(6)	10.00	. 03	. 01	. 04	—(f)	—

See accompanying notes which are an integral part of the financial statements.

466 Unconstrained Total Return Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)
(. 26)	9.96	1.87	251	1.69	1.17	1.91	171
—	10.04	. 40	101	1.70	. 90	2.28	43

(. 21)	9.94	1.17	293	2.43	1.92	. 99	171
—	10.03	. 30	103	2.46	1.65	1.54	43

(. 26)	9.96	1.86	102	1.68	1.17	1.84	171
—	10.04	. 40	100	1.70	. 90	2.28	43

(. 09)	9.96	1.87	19,392	1.48	. 82	2.16	171

(. 29)	9.97	2.09	244,842	1.42	. 92	1.44	171
— (f)	10.05	. 50	208	1.47	. 65	2.81	43

(. 30)	9.97	2.36	397,434	1.23	. 72	2.13	171
— (f)	10.04	. 41	243,485	1.26	. 45	2.72	43

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 467

Russell Investment Company
Unconstrained Total Return Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$234,795
Administration fees	26,973
Distribution fees	243
Shareholder servicing fees	88
Transfer agent fees	44,338
Trustee fees	1,437
$307,874

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$87,573	$1,141,534	$1,037,583	$7	$(22)	$191,509	$1,507	$—
	$87,573	$1,141,534	$1,037,583	$7	$(22)	$191,509	$1,507	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$695,404,522
Unrealized Appreciation	$31,595,014
Unrealized Depreciation	(29,979,590)
Net Unrealized Appreciation (Depreciation)	$1,615,424
Undistributed Ordinary Income	$692,410
Tax Composition of Distributions
Ordinary Income	$11,130,293
Long-Term Capital Gains	$582,187

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(183)
Accumulated net realized gain (loss)	184
Additional paid-in capital	(1)

See accompanying notes which are an integral part of the financial statements.

468 Unconstrained Total Return Fund

Russell Investment Company
Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Strategic Bond Fund - Class A‡			Strategic Bond Fund - Class S‡‡‡‡‡
	Total			Total
	Return			Return
1 Year	(3.20)%		1 Year	0.79%
5 Years	1.25	%§	5 Years	2.29	%§
10 Years	3.82	%§	10 Years	4.51	%§

Strategic Bond Fund - Class C‡‡			Strategic Bond Fund – Class T‡‡‡‡‡‡
	Total			Total
	Return			Return
1 Year	(0.19)%		1 Year	(1.85)%
5 Years	1.26	%§	5 Years	1.54	%§
10 Years	3.50	%§	10 Years	4.00	%§

Strategic Bond Fund - Class E			Strategic Bond Fund - Class Y
	Total			Total
	Return			Return
1 Year	0.53%		1 Year	1.08%
5 Years	2.03	%§	5 Years	2.47	%§
10 Years	4.26	%§	10 Years	4.65	%§

Strategic Bond Fund - Class M‡‡‡			Bloomberg Barclays U. S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	0.91%		1 Year	0.90%
5 Years	2.31	%§	5 Years	2.04	%§
10 Years	4.52	%§	10 Years	4.19	%§

Strategic Bond Fund - Class R6‡‡‡‡
	Total
	Return
1 Year	0.97%
5 Years	2.46	%§
10 Years	4.65	%§

Strategic Bond Fund 469

Russell Investment Company
Strategic Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Strategic Bond Fund (the “Fund”) employs a multi-manager	including those invested in by the Fund. Yield curves on global
approach whereby portions of the Fund are allocated to different	government bonds tended to flatten over the period supporting
money manager strategies. Fund assets not allocated to money	longer maturity bonds and the asset class in general. Corporate
managers are managed by Russell Investment Management, LLC	and emerging sovereign credit markets suffered in November and
(“RIM”), the Fund’s advisor. RIM may change the allocation	December 2016, but returns turned positive as the year went on
of the Fund’s assets among money managers at any time. An	and eventually very significantly for emerging markets.
exemptive order from the Securities and Exchange Commission	In the U. S. , the corporate market performed strongly led by lower
(“SEC”) permits RIM to engage or terminate a money manager	quality bonds and strong demand from overseas. The U. S. dollar
at any time, subject to approval by the Fund’s Board, without a	depreciated against most European currencies, due to improving
shareholder vote. Pursuant to the terms of the exemptive order,	growth across Europe and geopolitical easing coming from
the Fund is required to notify its shareholders within 90 days of	victorious political candidates that support the European Union.
when a money manager begins providing services. As of October
31, 2017, the Fund had six money managers.	For the fiscal year ended October 31, 2017, strong investor
demand, solid corporate earnings and flattening of the yield
What is the Fund’s investment objective?	curve all combined to create a favorable environment for Fund
The Fund seeks to provide current income, and as a secondary	performance.
objective, capital appreciation.
How did the investment strategies and techniques employed
How did the Fund perform relative to its benchmark for the	by the Fund and its money managers affect its benchmark-
fiscal year ended October 31, 2017?	relative performance?
For the fiscal year ended October 31, 2017, the Fund’s Class	RIM’s asset allocation for the Fund contributed positively to
A, Class E, Class M, Class R6, Class S, Class T and Class Y	benchmark relative performance over the period as a result of the
Shares gained 0.61%, 0.53%, 0.91%, 0.97%, 0.79%, 0.63% and	Fund’s ex-benchmark exposure to high yield corporate debt and
1.08%, respectively. The Fund’s Class C Shares lost 0.19%. This	non-agency mortgage backed securities, which outperformed the
is compared to the Fund’s benchmark, the Bloomberg Barclays	more traditional Bloomberg Barclays U. S. Aggregate Bond Index
U. S. Aggregate Bond Index, which gained 0.90% during the same	benchmark. RIM’s allocations to ex-benchmark global real yield
period. The Fund’s performance includes operating expenses,	and currency positioning strategies detracted from performance
whereas index returns are unmanaged and do not include	as both underperformed the Fund’s benchmark.
expenses of any kind. For Share Classes with inception dates after	The Fund employs discretionary money managers. The Fund’s
November 1, 2016, annual returns reflect the returns of other	discretionary money managers select the individual portfolio
Share Classes of the Fund for the period prior to inception. Please	securities for the assets assigned to them. Fund assets not
refer to the footnotes at the end of the Portfolio Management	allocated to discretionary money managers include the Fund’s
Discussion and Analysis, as applicable.	cash balances and assets which may be managed directly by
For the fiscal year ended October 31, 2017, the Morningstar®	RIM to effect the Fund’s investment strategies and/or to actively
Intermediate-Term Bond Category, a group of funds that	manage the Fund’s overall exposures by investing in securities or
Morningstar considers to have investment strategies similar to	other instruments that RIM believes will achieve the desired risk/
those of the Fund, gained 1.53%. This return serves as a peer	return profile for the Fund.
comparison and is expressed net of operating expenses.	With respect to certain of the Fund’s money managers, Logan
RIM may assign a money manager a benchmark other than the	Circle Partners, L. P. (“Logan Circle”) was the best performing
Fund’s index. However, the Fund’s primary index remains the	manager during the period, outperforming the Fund’s benchmark
benchmark for the Fund.	and the benchmark assigned to it by RIM, the Bloomberg
Barclays U. S. Corporate Bond Index. Logan Circle benefited from
How did the market conditions described in the Market	a strong corporate rally during the fiscal year that saw significant
Summary report affect the Fund’s performance?	spread tightening in the U. S. This was beneficial as Logan Circle
The fiscal year that ended October 31, 2017 began with the surprise	held an overweight to investment grade corporates and emerging
victory of Donald Trump in the November 2016 U. S. presidential	market debt. The manager’s underweights to government and
election. This was followed by a risk on rally starting in January	securitized sectors were positive as these sectors underperformed
2017 that saw U. S. credit spreads tighten, global growth improve	the corporate sector.
and conducive monetary policies from central banks. Overall, this
proved positive for most fixed income sectors around the globe,	Pareto Investment Management Limited (“Pareto”), a fully
discretionary currency manager, was the worst performing

470 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

manager over the period. Pareto’s long position in the U. S. dollar	that RIM believes to be undervalued. The strategy has tracked
versus a basket of short currencies significantly underperformed	the Bloomberg Barclays U. S. Corporate Bond Index since its
during the year as the U. S. dollar significantly depreciated in	inception in October 2017.
2017 while non-U. S. dollar currencies rallied.	During the period, RIM utilized futures and swaps to seek to
During the period, RIM continued to manage three positioning	achieve the Fund benchmark’s duration and credit exposures with
strategies to seek to achieve the desired risk/return profile for the	respect to the portion of the Fund allocated to cash reserves. This
Fund. RIM managed a three-pronged strategy to seek to generate	performed as intended and was a positive in terms of absolute
active returns through currency positioning by supplementing the	return contribution. RIM also managed tactical ‘tilts’ based on
Fund’s existing active currency mandate with a more mechanistic	its judgments regarding shorter-term opportunities to seek to
strategy and to further reduce the Fund’s reliance on traditional	generate returns and/or mitigate risk by purchasing government
fixed income market risks. This approach incorporates a currency	futures, credit derivatives and currency forward contracts. RIM’s
overlay, an index replication and an enhanced cash strategy.	futures trades had a positive impact on the Fund.
The currency overlay utilizes currency forward contracts to take
long and short positions in global foreign exchange markets.	Describe any changes to the Fund’s structure or the money
Because the currency overlay is an out-of-benchmark position,	manager line-up.
RIM managed an index replication strategy in connection with	There were no changes to the Fund’s money manager line-up
the currency overlay to provide benchmark-like exposure to	during the period.
its overall strategy. The enhanced cash strategy is designed to	RIM implemented the new positioning strategy discussed above.
provide for modest returns on the cash held in connection with the
currency overlay and index replication strategies. Over the fiscal	Money Managers as of October 31,
year, the currency overlay strategy was negative for the Fund’s	2017	Styles
benchmark relative performance.	Colchester Global Investors Limited	Fully Discretionary
	Logan Circle Partners, L. P.	Sector Specialist
RIM also managed a global real yield strategy using global	Pareto Investment Management Limited	Fully Discretionary
government bond futures to take long positions in high quality	Schroder Investment Management North
government bonds whose net-of-inflation yields are expected to	America Inc.	Sector Specialist
be relatively high and short positions where net-of-inflation yield	Scout Investments, LLC	Fully Discretionary
Western Asset Management Company
is expected to be relatively low. This strategy had a considerably	and Western Asset Management Company
negative impact on Fund performance as the long positions	Limited	Fully Discretionary
underperformed as interest rates rose on those positions, widening	The views expressed in this report reflect those of the
compared to the short positions.	portfolio managers only through the end of the period
During the period, RIM also managed a U. S. fallen angel strategy	covered by the report. These views do not necessarily
that invests in recently downgraded bonds, which tend to have	represent the views of RIM, or any other person in RIM or
lower prices as certain guidelines force selling and the market	any other affiliated organization. These views are subject to
is slow to price in new information. This positioning strategy	change at any time based upon market conditions or other
purchases a physical bond portfolio that seeks to track the returns	events, and RIM disclaims any responsibility to update the
of the ICE BofAML U. S. Fallen Angels Index. This strategy	views contained herein. These views should not be relied on
outperformed the Fund benchmark during the fiscal year.	as investment advice and, because investment decisions for
In addition, RIM implemented a new positioning strategy that	a Russell Investment Company (“RIC”) Fund are based on
screens securities based on value within the Bloomberg Barclays	numerous factors, should not be relied on as an indication
U. S. Corporate Bond Index, and purchases physical bonds	of investment decisions of any RIC Fund.

Strategic Bond Fund 471

Russell Investment Company
Strategic Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡ The Fund first issued Class A Shares on September 2, 2008.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008.  The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares.  Had they done so, the returns shown for those periods would have been lower.  Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares are the returns of the Fund’s Class S Shares for the periods
September 2, 2008 through March 16, 2017. The returns shown prior to September 2, 2008 are the returns of the Fund’s Class I Shares. Class M Shares will have substantially similar annual returns as the Class S and Class I Shares because the Shares of each Class are invested in the same portfolio of securities.
Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S and Class I Shares. Class I
Shares are no longer offered and were reclassified as S Shares on August 18, 2017.

‡‡‡‡ The Fund first issued Class R6 Shares on March 1, 2016.  The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y
Shares.  Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y
Shares.

‡‡‡‡‡ The Fund first issued Class S Shares on September 2, 2008.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares. Class I
Shares are no longer offered and were reclassified as S Shares on August 18, 2017.

‡‡‡‡‡‡ The Fund first issued Class T Shares on June 8, 2017. The returns shown for Class T Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class T sales charge of 2.50%. Class T Shares will have substantially similar annual returns as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class T Shares do not have the same expenses as Class E Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

472 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars) of	Class A	Performance	expenses)
Beginning Account Value
investing in the fund and to compare these costs with the ongoing	May 1, 2017	$1,000.00	$1,000.00
costs of investing in other mutual funds. The Example is based on	Ending Account Value
an investment of $1,000 invested at the beginning of the period	October 31, 2017	$1,014.60	$1,020.67
and held for the entire period indicated, which for this Fund is	Expenses Paid During Period*	$4.57	$4.58

from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 0.90%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,010.90	$1,016.79
	Expenses Paid During Period*	$8.46	$8.49
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.67%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,014.70	$1,020.52
of other funds.	Expenses Paid During Period*	$4.72	$4.74

* Expenses are equal to the Fund's annualized expense ratio of 0.93%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Strategic Bond Fund 473

Russell Investment Company
Strategic Bond Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical			Hypothetical
		Performance (5%			Performance (5%
	Actual	return before		Actual	return before
Class M	Performance	expenses)	Class T	Performance	expenses)
Beginning Account Value			Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00	June 8, 2017	$1,000.00	$1,000.00
Ending Account Value			Ending Account Value
October 31, 2017	$1,017.10	$1,022.48	October 31, 2017	$1,006.80	$1,020.52
Expenses Paid During Period*	$2.75	$2.75	Expenses Paid During Period*	$3.73	$4.74

* Expenses are equal to the Fund's annualized expense ratio of 0.54%			* Expenses are equal to the Fund's annualized expense ratio of 0.93%
(representing the six month period annualized), multiplied by the average			(representing the 146-day period annualized), multiplied by the average
account value over the period, multiplied by 184/365 (to reflect the one-half			account value over the period, multiplied by 146/365 (to reflect the period
year period) . May reflect amounts waived and/or reimbursed. Without any			since commencement of operations) . May reflect amounts waived and/or
waivers and/or reimbursements, expenses would have been higher.			reimbursed. Without any waivers and/or reimbursements, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense
		Hypothetical	ratio of 0.93% (representing the six-month period annualized), multiplied by
		Performance (5%	the average account value over the period, multiplied by 184/365 (to reflect the
	Actual	return before	on-half year period) .
Class R6	Performance	expenses)			Hypothetical
Beginning Account Value					Performance (5%
May 1, 2017	$1,000.00	$1,000.00		Actual	return before
Ending Account Value			Class Y	Performance	expenses)
October 31, 2017	$1,017.20	$1,022.43	Beginning Account Value
Expenses Paid During Period*	$2.80	$2.80	May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
* Expenses are equal to the Fund's annualized expense ratio of 0.55%			October 31, 2017	$1,017.30	$1,022.53
(representing the six month period annualized), multiplied by the average			Expenses Paid During Period*	$2.69	$2.70
account value over the period, multiplied by 184/365 (to reflect the one-half
year period) . May reflect amounts waived and/or reimbursed. Without any			* Expenses are equal to the Fund's annualized expense ratio of 0.53%
waivers and/or reimbursements, expenses would have been higher.			(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
		Hypothetical	year period) . May reflect amounts waived and/or reimbursed. Without any
		Performance (5%	waivers and/or reimbursements, expenses would have been higher.
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,015.90	$1,021.88
Expenses Paid During Period*	$3.35	$3.36

* Expenses are equal to the Fund's annualized expense ratio of 0.66%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

474 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 90.6%			Citibank Credit Card Issuance Trust
Asset-Backed Securities - 7.0%			Series 2014-A1 Class A1
Accredited Mortgage Loan Trust			2.880% due 01/23/23	12,474	12,794
Series 2006-1 Class A4			Series 2014-A6 Class A6
0.814% due 04/25/36 (Ê)	3,152	3,076	2.150% due 07/15/21	2,000	2,011
Series 2006-2 Class A4			Series 2016-A2 Class A2
0.852% due 09/25/36 (Ê)	9,843	9,554	2.190% due 11/20/23	4,110	4,102
ACE Securities Corp. Home Equity Loan			Series 2017-A8 Class A8
Trust			1.860% due 08/08/22	2,000	1,992
Series 2005-HE3 Class M2			Series 2017-A9 Class A9
1.453% due 05/25/35 (Ê)	4,168	4,180	1.800% due 09/20/21	3,000	2,995
ACE Securities Corp. Mortgage Loan			Conseco Finance Securitizations Corp.
Trust			Series 2001-4 Class A4
Series 2007-D1 Class A2			7.360% due 08/01/32 (~)(Ê)	764	795
6.336% due 02/25/38 (~)(Ê)(Þ)	4,537	4,192	Countrywide Asset-Backed Certificates
American Express Credit Corp.			Series 2005-9 Class M1
Series 2014-4 Class A			1.511% due 01/25/36 (Ê)	7,539	7,519
1.430% due 06/15/20	3,000	3,000
AmeriCredit Automobile Receivables			Series 2006-BC3 Class 2A2
Trust			1.131% due 02/25/37 (Ê)	289	289
Series 2013-3 Class C			Series 2006-S8 Class A3
2.380% due 06/10/19	782	782	5.555% due 04/25/36 (~)(Ê)	905	902
Series 2015-2 Class A3			Fieldstone Mortgage Investment Trust
1.270% due 01/08/20	1,350	1,350	Series 2004-4 Class M3
Series 2016-2 Class A2A			2.484% due 10/25/35 (Ê)	1,798	1,827
1.420% due 10/08/19	1,719	1,719	Ford Credit Auto Owner Trust
Applebee's Funding LLC / IHOP			Series 2015-A Class A3
Funding LLC			1.280% due 09/15/19	419	419
Series 2014-1 Class A2			Series 2017-B Class A2B
4.277% due 09/05/44 (Þ)	1,650	1,625	1.130% due 05/15/20 (Ê)	3,850	3,852
Asset-Backed Funding Trust Certificates			Global SC Finance SRL
Series 2005-WF1 Class M1			Series 2017-1A Class A
1.132% due 11/25/34 (Ê)	4,063	4,052	3.850% due 04/15/37 (Þ)	3,641	3,695
Bear Stearns Second Lien Trust			GMACM Home Equity Loan Trust
Series 2007-SV1A Class A2			Series 2007-HE1 Class A4
1.232% due 12/25/36 (Å)(Ê)	320	318	5.952% due 08/25/37 (~)(Ê)	9,116	9,448
Blackbird Capital Aircraft Lease			Series 2007-HE2 Class A2
Securitization, Ltd.			6.054% due 12/25/37 (~)(Ê)	1,881	1,840
Series 2016-1A Class AA			Series 2007-HE2 Class A3
2.487% due 12/16/41 (~)(Ê)(Þ)	4,444	4,432	6.193% due 12/25/37 (~)(Ê)	482	472
BNC Mortgage Loan Trust			Greenpoint Manufactured Housing
Series 2007-2 Class A5			Contract Trust
0.756% due 05/25/37 (Ê)	3,254	2,917	Series 1999-1 Class A5
CAL Funding III, Ltd.			6.770% due 08/15/29 (~)(Ê)	2,214	2,175
Series 2017-1A Class A			Series 2000-4 Class A3
3.620% due 06/25/42 (Þ)	5,076	5,092	3.010% due 08/21/31 (Ê)	6,875	6,602
Capital One Multi-Asset Execution Trust			GSAA Trust
Series 2014-A3 Class A3			Series 2006-S1 Class 2M2
1.374% due 01/18/22 (Ê)	2,200	2,209	5.850% due 08/25/34 (~)(Å)(Ê)	2,727	2,425
Cedar Funding VI CLO, Ltd.			GSAMP Trust
Series 2016-6A Class A1			Series 2006-HE5 Class A2C
2.352% due 10/20/28 (Ê)(Þ)	6,785	6,830	0.742% due 08/25/36 (Ê)	4,318	4,132
Centex Home Equity Loan Trust			Hertz Vehicle Financing II LP
Series 2006-A Class AV4			Series 2015-2A Class D
0.842% due 06/25/36 (Ê)	3,112	3,098	4.930% due 09/25/19 (Þ)	1,901	1,889
Chase Issuance Trust			Series 2016-4A Class D
Series 2013-A1 Class A1			6.030% due 07/25/22 (Þ)	3,041	3,003
1.300% due 02/18/20	3,000	2,999	Hertz Vehicle Financing LLC

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 475

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2015-2A Class A			Madison Park Funding XXVI, Ltd.
2.020% due 09/25/19 (Þ)	5,305	5,300	Series 2017-26A Class AR
Series 2017-1A Class A			2.529% due 07/29/30 (Ê)(Þ)	4,180	4,203
2.960% due 10/25/21 (Þ)	1,220	1,223	Magnetite XVIII, Ltd.
Home Equity Asset Trust			Series 2016-18A Class A
Series 2005-9 Class M1			2.715% due 11/15/28 (Ê)(Þ)	7,416	7,493
1.002% due 04/25/36 (Ê)	2,977	2,871	Mastr Asset Backed Securities Trust
Series 2006-3 Class M1			Series 2006-HE5 Class A3
0.982% due 07/25/36 (Ê)	3,950	3,866	0.752% due 11/25/36 (Ê)	3,268	2,324
Series 2006-4 Class 2A4			Mercedes-Benz Auto Receivables Trust
0.872% due 08/25/36 (Ê)	5,459	5,225	Series 2016-1 Class A2A
Honda Auto Receivables Owner Trust			1.110% due 03/15/19	2,981	2,979
Series 2015-2 Class A3			Merrill Lynch Mortgage Investors Trust
1.040% due 02/21/19	1,840	1,838	Series 2006-FF1 Class M4
Series 2017-2 Class A2			0.962% due 08/25/36 (Ê)	5,348	5,269
1.460% due 10/15/19	3,115	3,112	Mid-State Capital Corp. Trust
HSI Asset Securitization Corp. Trust			Series 2005-1 Class A
Series 2006-OPT3 Class 2A			5.745% due 01/15/40	1,566	1,692
0.961% due 02/25/36 (Ê)	2,984	2,980	Nationstar Home Equity Loan Trust
Series 2007-WF1 Class 2A4			Series 2006-B Class M1
0.842% due 05/25/37 (Ê)	9,069	8,668	9.220% due 09/25/36 (Ê)	5,340	5,064
Hyundai Auto Receivables Trust			Series 2007-A Class AV4
Series 2015-A Class A3			0.822% due 03/25/37 (Ê)	4,112	4,042
1.050% due 04/15/19	325	324	Newcastle Mortgage Securities Trust
Series 2015-C Class A3			Series 2006-1 Class M3
1.460% due 02/18/20	1,536	1,534	0.982% due 03/25/36 (Ê)	5,600	5,258
Irwin Home Equity Loan Trust			Nissan Auto Receivables Owner Trust
Series 2006-1 Class 2A3			Series 2017-A Class A2B
5.770% due 09/25/35 (~)(Å)(Ê)	2,398	2,436	1.037% due 01/15/20 (Ê)	5,500	5,500
Series 2007-1 Class 2A2			Park Place Securities, Inc. Asset-Backed
5.960% due 08/25/37 (~)(Å)(Ê)	992	1,006	Pass-Through Certificates
IXIS Real Estate Capital Trust			Series 2004-WHQ2 Class M2
			1.470% due 02/25/35 (Ê)	1,402	1,404
Series 2006-HE1 Class A3			Popular ABS Mortgage Pass-Through
0.992% due 03/25/36 (Ê)	1,612	1,054	Trust
Series 2006-HE1 Class A4			Series 2006-D Class A3
1.192% due 03/25/36 (Ê)	4,378	2,913	0.852% due 11/25/46 (Ê)	5,455	5,312
Series 2006-HE2 Class A3			Purchasing Power Funding LLC
0.752% due 08/25/36 (Ê)	609	262
			Series 2015-A Class A2
Series 2006-HE2 Class A4			4.750% due 12/15/19 (Š)(Þ)	2,320	2,328
0.852% due 08/25/36 (Ê)	5,034	2,204
			RAMP Trust
Series 2007-HE1 Class A3
0.752% due 05/25/37 (Ê)	6,699	2,638	Series 2006-RZ1 Class M4
			1.162% due 03/25/36 (Ê)	5,000	4,018
LCM XXII, Ltd.			Renaissance Home Equity Loan Trust
Series 2016-22A Class A1
2.636% due 10/20/28 (Ê)(Þ)	7,523	7,651	Series 2006-1 Class AF6
			5.746% due 05/25/36 (~)(Ê)	1,381	992
LCM XXV, Ltd.			Santander Drive Auto Receivables Trust
Series 2017-25A Class A
2.524% due 07/20/30 (Ê)(Þ)	5,278	5,325	Series 2014-4 Class C
Lehman ABS Manufactured Housing			2.600% due 11/16/20	4,267	4,282
Contract Trust			Saxon Asset Securities Trust
Series 2001-B Class A6			Series 2007-2 Class A2C
6.467% due 04/15/40 (~)(Ê)	210	215	0.832% due 05/25/47 (Ê)	5,795	4,296
			Securitized Asset-Backed Receivables
Series 2001-B Class M1			LLC Trust
6.630% due 04/15/40 (~)(Ê)	1,615	1,721
			Series 2007-BR5 Class A2A
Long Beach Mortgage Loan Trust			0.722% due 05/25/37 (Ê)	3,132	2,430
Series 2004-1 Class M1
1.741% due 02/25/34 (Ê)	3,737	3,723	SLM Private Credit Student Loan Trust
			Series 2005-B Class A4

See accompanying notes which are an integral part of the financial statements.

476 Strategic Bond Fund

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Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
1.180% due 06/15/39 (Ê)	1,880	1,792			340,627
SLM Student Loan Trust			Corporate Bonds and Notes - 21.1%
Series 2006-1 Class A5			21st Century Fox America, Inc.
0.992% due 07/26/21 (Ê)	1,094	1,079	6.900% due 08/15/39	3,793	5,136
Soundview Home Loan Trust			Abbott Laboratories
Series 2005-4 Class M2			2.350% due 11/22/19	3,825	3,847
1.062% due 03/25/36 (Ê)	3,870	3,828	2.900% due 11/30/21	2,100	2,132
Structured Asset Investment Loan Trust			3.750% due 11/30/26	620	639
Series 2005-HE3 Class M1			4.750% due 11/30/36	300	330
1.254% due 09/25/35 (Ê)	6,057	6,038	6.000% due 04/01/39	948	1,153
Series 2006-2 Class A3			4.900% due 11/30/46	530	594
0.626% due 04/25/36 (Ê)	1,892	1,874	AbbVie, Inc.
Structured Asset Securities Corp.			2.500% due 05/14/20	4,969	5,009
Mortgage Loan Trust			3.600% due 05/14/25	1,400	1,439
Series 2006-BC2 Class A3			AES Corp.
0.742% due 09/25/36 (Ê)	3,117	3,025	5.500% due 03/15/24	370	387
Series 2006-BC5 Class A4			Aetna, Inc.
0.762% due 12/25/36 (Ê)	2,202	2,143	2.800% due 06/15/23	1,200	1,193
Series 2006-BC6 Class A4			Albemarle Corp.
0.762% due 01/25/37 (Ê)	4,848	4,698	Series 30YR
Series 2006-WF3 Class A4			5.450% due 12/01/44	675	790
0.902% due 09/25/36 (Ê)	5,079	5,064	Albertsons, Inc.
Series 2007-BC1 Class A4			7.450% due 08/01/29	380	314
0.722% due 02/25/37 (Ê)	7,583	7,482	Alcoa, Inc.
Textainer Marine Containers V, Ltd.			6.750% due 01/15/28	215	254
Series 2017-2A Class A			Allegheny Technologies, Inc.
3.520% due 06/20/42 (Þ)	5,369	5,328	5.950% due 01/15/21	475	489
Towd Point Mortgage Trust			7.875% due 08/15/23	180	197
Series 2015-2 Class 1A12			Allison Transmission, Inc.
2.750% due 11/25/60 (~)(Ê)(Þ)	2,233	2,239	5.000% due 10/01/24 (Þ)	570	594
Series 2017-4 Class A1			Ally Financial, Inc.
2.750% due 06/25/57 (~)(Ê)(Þ)	2,411	2,417	3.250% due 11/05/18	2,710	2,730
Toyota Auto Receivables Owner Trust			8.000% due 11/01/31	1,040	1,376
Series 2017-A Class A2A			Alphabet, Inc.
1.420% due 09/16/19	2,530	2,529	3.375% due 02/25/24	1,121	1,176
Triton Container Finance IV LLC			Altria Group, Inc.
Series 2017-2A Class A			9.250% due 08/06/19	1,603	1,803
3.620% due 08/20/42 (Þ)	4,257	4,309	2.625% due 01/14/20	1,358	1,376
Triton Container Finance LLC			2.850% due 08/09/22	810	821
Series 2017-1A Class A			9.950% due 11/10/38	515	871
3.520% due 06/20/42 (Þ)	1,953	1,954	10.200% due 02/06/39	2,685	4,642
United States Small Business			Amazon. com, Inc.
Administration			1.900% due 08/21/20 (Þ)	1,392	1,390
Series 2016-20G Class 1			3.150% due 08/22/27 (Þ)	630	634
2.040% due 07/01/36	75	72	3.875% due 08/22/37 (Þ)	270	279
Series 2017-20D Class 1			4.950% due 12/05/44	400	469
2.840% due 04/01/37	353	354	4.050% due 08/22/47 (Þ)	980	1,011
USAA Auto Owner Trust			4.250% due 08/22/57 (Þ)	1,948	2,044
Series 2016-1 Class A2			American Airlines, Inc. Pass-Through
1.070% due 03/15/19	1,491	1,491	Certificates Trust
Wells Fargo Home Equity Asset-Backed			Series 2011-1 Class A
Securities Trust			5.250% due 01/31/21	1,207	1,284
Series 2005-3 Class M4			Series 2013-2 Class A
1.581% due 11/25/35 (Ê)	3,283	3,305	4.950% due 01/15/23	4,027	4,305
Wind River CLO, Ltd.			Series 2014-1 Class B
Series 2017-1A Class AR			4.375% due 10/01/22	1,763	1,813
2.484% due 04/18/26 (Ê)(Þ)	6,020	6,028	Series 2016-1 Class B

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 477

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.250% due 01/15/24	1,827	1,954	2.134% due 02/22/19 (Ê)	3,380	3,416
Series 2017-1B Class B			1.612% due 05/06/19 (Ê)	2,725	2,737
4.950% due 02/15/25	1,195	1,261	2.850% due 05/11/24	1,980	2,000
American Axle & Manufacturing, Inc.			3.250% due 02/23/26	2,165	2,213
6.625% due 10/15/22	360	373	2.450% due 08/04/26	1,750	1,691
American Express Co.			3.350% due 02/09/27	1,144	1,174
2.200% due 10/30/20	5,580	5,569	Arch Capital Finance LLC
3.000% due 10/30/24	3,610	3,604	4.011% due 12/15/26	1,134	1,179
American Express Credit Corp.			Arconic, Inc.
1.871% due 03/18/19 (Ê)	5,804	5,841	5.400% due 04/15/21	1,000	1,073
1.700% due 10/30/19	3,960	3,941	5.900% due 02/01/27	239	267
Series F			5.950% due 02/01/37	350	377
2.600% due 09/14/20	5,515	5,584	Ares Capital Corp.
American Honda Finance Corp.			3.500% due 02/10/23	1,195	1,184
Series MTN			Associated Banc-Corp.
1.649% due 02/14/20 (Ê)	4,500	4,516	2.750% due 11/15/19	1,162	1,174
American International Group, Inc.			AT&T Corp.
6.400% due 12/15/20	5,180	5,814	8.250% due 11/15/31	1,838	2,593
3.750% due 07/10/25	540	558	AT&T, Inc.
American Tower Trust			3.000% due 02/15/22	250	253
3.070% due 03/15/23 (Þ)	1,825	1,851	3.800% due 03/01/24	1,780	1,826
Amgen, Inc.			3.400% due 08/14/24	4,035	4,035
4.500% due 03/15/20	1,307	1,379	3.400% due 05/15/25	90	89
3.625% due 05/22/24	100	104	4.250% due 03/01/27	2,670	2,738
4.400% due 05/01/45	500	526	3.900% due 08/14/27	3,710	3,693
Anadarko Petroleum Corp.			4.900% due 08/14/37	3,060	3,059
4.850% due 03/15/21	650	690	4.800% due 06/15/44	990	949
5.550% due 03/15/26	300	338	4.350% due 06/15/45	480	429
6.450% due 09/15/36	5,412	6,567	5.650% due 02/15/47	1,267	1,356
4.500% due 07/15/44	750	732	4.550% due 03/09/49	4,417	3,997
6.600% due 03/15/46	470	594	Athene Global Funding
Andeavor			2.750% due 04/20/20 (Þ)	4,825	4,856
4.750% due 12/15/23 (Þ)	1,102	1,192	Avnet, Inc.
Anheuser-Busch Cos. LLC			4.625% due 04/15/26	1,133	1,182
5.000% due 03/01/19	1,134	1,181	BAC Capital Trust XIV
Anheuser-Busch InBev Finance, Inc.			Series G
2.650% due 02/01/21	2,265	2,292	4.000% due 09/29/49 (Ê)(ƒ)	500	448
3.300% due 02/01/23	3,330	3,435	Ball Corp.
3.650% due 02/01/26	1,220	1,259	5.250% due 07/01/25	720	791
4.900% due 02/01/46	690	774	Bank of America Corp.
Anheuser-Busch InBev Worldwide, Inc.			5.000% due 05/13/21	1,600	1,736
5.375% due 01/15/20	1,273	1,366	2.328% due 10/01/21 (Ê)	1,740	1,735
Anthem, Inc.			4.250% due 10/22/26	1,150	1,208
2.250% due 08/15/19	2,210	2,216	3.824% due 01/20/28 (Ê)	4,160	4,283
3.700% due 08/15/21	250	260	6.110% due 01/29/37	1,715	2,155
3.125% due 05/15/22	3,665	3,733	5.000% due 01/21/44	1,309	1,511
6.375% due 06/15/37	2,100	2,758	4.875% due 04/01/44	1,600	1,836
Aon Corp.			Series GMTN
8.205% due 01/01/27	909	1,192	2.023% due 07/21/21 (Ê)	5,000	5,017
Apache Corp.			3.300% due 01/11/23	2,100	2,151
3.250% due 04/15/22	100	102	4.450% due 03/03/26	160	170
5.100% due 09/01/40	900	958	3.500% due 04/19/26	5,860	5,964
4.750% due 04/15/43	180	183	3.593% due 07/21/28 (Ê)	180	182
4.250% due 01/15/44	120	114	Series L
Apollo Management Holdings, LP			2.600% due 01/15/19	310	312
4.400% due 05/27/26 (Þ)	2,020	2,109	Series X
Apple, Inc.			6.250% due 09/29/49 (Ê)(ƒ)	420	468

See accompanying notes which are an integral part of the financial statements.

478 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Bank of America NA			Caterpillar Financial Services Corp.
Series BKNT			1.900% due 03/22/19	1,380	1,382
2.050% due 12/07/18	1,815	1,821	1.350% due 05/18/19	2,050	2,034
Bank of New York Mellon Corp. (The)			CBL & Associates LP
2.600% due 08/17/20	1,205	1,221	5.950% due 12/15/26	1,169	1,169
2.200% due 08/16/23	1,860	1,812	CCO Holdings LLC / CCO Holdings
Bank One Capital III			Capital Corp.
8.750% due 09/01/30	1,527	2,257	5.375% due 05/01/25 (Þ)	760	789
BankAmerica Capital III			Celgene Corp.
1.929% due 01/15/27 (Ê)	1,820	1,727	3.550% due 08/15/22	200	207
			5.000% due 08/15/45	480	528
Barrick NA Finance LLC
4.400% due 05/30/21	1,515	1,621	CenturyLink, Inc.
5.700% due 05/30/41	600	734	Series G
BAT Capital Corp.			6.875% due 01/15/28	350	348
2.297% due 08/14/20 (Þ)	1,399	1,399	Series T
3.557% due 08/15/27 (Þ)	2,000	2,005	5.800% due 03/15/22	300	305
4.390% due 08/15/37 (Þ)	2,675	2,764	CF Industries, Inc.
4.540% due 08/15/47 (Þ)	850	867	5.150% due 03/15/34	700	698
			5.375% due 03/15/44	2,925	2,808
Bayer US Finance LLC			Charter Communications Operating LLC
2.375% due 10/08/19 (Þ)	1,177	1,183	/ Charter Communications Operating
Beacon Roofing Supply, Inc.			Capital
4.875% due 11/01/25 (Þ)	140	142	4.908% due 07/23/25	3,485	3,707
Becton Dickinson and Co.			4.200% due 03/15/28 (Þ)	3,810	3,771
2.894% due 06/06/22	4,095	4,103	6.384% due 10/23/35	140	162
3.363% due 06/06/24	820	827	6.484% due 10/23/45	3,825	4,410
3.734% due 12/15/24	139	143	5.375% due 05/01/47 (Þ)	1,140	1,153
4.685% due 12/15/44	100	105	Cheniere Corpus Christi Holdings LLC
Berkshire Hathaway Energy Co.			5.125% due 06/30/27 (Þ)	280	289
6.500% due 09/15/37	350	474	Cheniere Energy Partners, LP
4.500% due 02/01/45	1,074	1,181	5.250% due 10/01/25 (Þ)	3,015	3,105
Berkshire Hathaway Finance Corp.			Chesapeake Energy Corp.
5.750% due 01/15/40	913	1,187	6.125% due 02/15/21	310	312
Berkshire Hathaway, Inc.			8.000% due 12/15/22 (Þ)	16	17
3.000% due 02/11/23	1,143	1,176	5.750% due 03/15/23	30	27
Blue Cube Spinco, Inc.			Chevron Corp.
10.000% due 10/15/25	1,210	1,473	1.790% due 11/16/18	750	751
BMW US Capital LLC			1.561% due 05/16/19	1,379	1,375
1.500% due 04/11/19 (Þ)	5,753	5,728	2.954% due 05/16/26	800	802
Boeing Co. (The)			Chubb INA Holdings, Inc.
4.875% due 02/15/20	700	747	2.300% due 11/03/20	150	151
Brighthouse Financial, Inc.			3.350% due 05/03/26	260	267
3.700% due 06/22/27 (Þ)	4,330	4,262	Cigna Corp.
Brinker International, Inc.			3.050% due 10/15/27	2,290	2,233
3.875% due 05/15/23	386	380	Cintas Corp. No. 2
Bunge Limited Finance Corp.			2.900% due 04/01/22	320	325
8.500% due 06/15/19	1,226	1,346	3.700% due 04/01/27	340	354
Burlington Northern Santa Fe LLC			Cisco Systems, Inc.
4.150% due 04/01/45	705	751	1.400% due 09/20/19	1,945	1,933
4.700% due 09/01/45	1,043	1,188	2.200% due 02/28/21	1,175	1,178
Capital One Bank USA NA			Citigroup Capital III
Series BKNT			7.625% due 12/01/36	1,855	2,419
2.250% due 02/13/19	2,755	2,761	Citigroup, Inc.
Cardinal Health, Inc.			2.050% due 12/07/18	1,373	1,374
2.616% due 06/15/22	240	238	4.450% due 09/29/27	7,935	8,386
3.079% due 06/15/24	300	298	8.125% due 07/15/39	590	924
Carlyle Holdings II Finance LLC			5.300% due 05/06/44	671	786
5.625% due 03/30/43 (Þ)	1,110	1,259	4.650% due 07/30/45	1,189	1,324

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 479

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.750% due 05/18/46	110	119	5.000% due 08/01/24 (Þ)	130	133
Series P			Daimler Finance NA LLC
5.950% due 12/31/49 (Ê)(ƒ)	1,900	2,079	1.750% due 10/30/19 (Þ)	3,850	3,824
Citizens Financial Group, Inc.			2.300% due 01/06/20 (Þ)	5,740	5,762
2.375% due 07/28/21	2,695	2,673	Darden Restaurants, Inc.
Cliffs Natural Resources, Inc.			6.800% due 10/15/37	2,080	2,724
6.250% due 10/01/40	450	369	DaVita HealthCare Partners, Inc.
CME Group, Inc.			5.000% due 05/01/25	30	30
5.300% due 09/15/43	200	253	DCP Midstream Operating, LP
CNOOC Finance USA LLC			3.875% due 03/15/23	560	556
3.500% due 05/05/25	1,300	1,326	5.600% due 04/01/44	175	167
Coca-Cola Co. (The)			Delhaize America, Inc.
3.300% due 09/01/21	987	1,031	9.000% due 04/15/31	809	1,160
Coca-Cola European Partners US LLC			Dell International LLC / EMC Corp.
3.500% due 09/15/20	1,142	1,184	3.480% due 06/01/19 (Þ)	1,000	1,018
Columbia Pipeline Group, Inc.			4.420% due 06/15/21 (Þ)	1,840	1,935
4.500% due 06/01/25	1,108	1,192	7.125% due 06/15/24 (Þ)	630	695
Comcast Corp.			6.020% due 06/15/26 (Þ)	1,410	1,574
5.150% due 03/01/20	1,282	1,377	8.350% due 07/15/46 (Þ)	3,660	4,740
3.375% due 08/15/25	200	205	Delta Air Lines Pass-Through Trust
2.350% due 01/15/27	3,300	3,091	Series 071A Class A
3.200% due 07/15/36	120	113	6.821% due 08/10/22	2,687	3,094
3.999% due 11/01/49 (Þ)	207	205	Series 2002-1 Class G-1
Commonwealth Edison Co.			6.718% due 01/02/23	334	374
2.550% due 06/15/26	1,520	1,469	Deutsche Bank AG
ConAgra Foods, Inc.			2.700% due 07/13/20	1,371	1,376
8.250% due 09/15/30	870	1,214	Devon Energy Corp.
Concho Resources, Inc.			5.850% due 12/15/25	2,550	2,942
3.750% due 10/01/27	940	950	5.000% due 06/15/45	1,150	1,216
4.875% due 10/01/47	1,685	1,791	Devon Financing Co. LLC
Conseco Finance Corp.			7.875% due 09/30/31	3,400	4,471
7.750% due 06/15/27 (~)(Ê)	1,926	1,975	Diageo Investment Corp.
Constellation Brands, Inc.			2.875% due 05/11/22	600	615
6.000% due 05/01/22	1,759	1,999	Diamond Offshore Drilling, Inc.
4.250% due 05/01/23	1,105	1,181	4.875% due 11/01/43	445	334
4.750% due 11/15/24	290	319	Discovery Communications LLC
Continental Resources, Inc.			5.625% due 08/15/19	1,453	1,541
4.500% due 04/15/23	650	658	3.950% due 03/20/28	1,590	1,577
3.800% due 06/01/24	490	476	6.350% due 06/01/40	2,666	3,083
4.900% due 06/01/44	305	284	5.200% due 09/20/47	1,955	1,991
Costco Wholesale Corp.			DISH DBS Corp.
2.150% due 05/18/21	1,394	1,395	6.750% due 06/01/21	235	247
Cott Holdings, Inc.			5.875% due 11/15/24	550	551
5.500% due 04/01/25 (Þ)	260	268	Dollar Tree, Inc.
Cox Communications, Inc.			5.750% due 03/01/23	490	515
3.250% due 12/15/22 (Þ)	1,200	1,215	Dominion Resources, Inc.
3.500% due 08/15/27 (Þ)	1,377	1,362	7.000% due 06/15/38	150	204
6.450% due 12/01/36 (Þ)	2,185	2,505	Domtar Corp.
Crown Castle International Corp.			6.750% due 02/15/44	933	1,047
3.400% due 02/15/21	1,149	1,181	Dow Chemical Co. (The)
Crown Castle Towers LLC			4.375% due 11/15/42	1,150	1,196
6.113% due 01/15/20 (Þ)	2,280	2,426	Dresdner Funding Trust I
CVS Health Corp.			8.151% due 06/30/31 (Þ)	350	456
2.750% due 12/01/22	1,777	1,769	Duke Energy Carolinas LLC
5.125% due 07/20/45	830	927	5.300% due 02/15/40	200	246
DAE Funding LLC			4.250% due 12/15/41	100	109
4.500% due 08/01/22 (Þ)	132	134	Eaton Corp.

See accompanying notes which are an integral part of the financial statements.

480 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
2.750% due 11/02/22	1,000	1,005	4.375% due 08/01/46	1,185	1,181
4.150% due 11/02/42	250	253	First Union Capital II
eBay, Inc.			Series A
1.857% due 08/01/19 (Ê)	1,725	1,731	7.950% due 11/15/29	1,575	2,072
Ecolab, Inc.			FirstEnergy Corp.
4.350% due 12/08/21	100	108	Series B
Edgewell Personal Care Co.			4.250% due 03/15/23	700	741
4.700% due 05/19/21	462	487	3.900% due 07/15/27	740	755
EI du Pont de Nemours & Co.			Series C
3.625% due 01/15/21	1,334	1,394	7.375% due 11/15/31	1,900	2,546
Eli Lilly & Co.			Ford Motor Credit Co. LLC
3.100% due 05/15/27	260	263	3.157% due 08/04/20	1,750	1,786
Embarq Corp.			5.875% due 08/02/21	650	724
7.995% due 06/01/36	720	726	Forest Laboratories LLC
Energy Transfer Equity, LP			4.875% due 02/15/21 (Þ)	1,095	1,171
4.250% due 03/15/23	2,220	2,259	Freeport-McMoRan, Inc.
Energy Transfer Partners, LP			3.550% due 03/01/22	1,050	1,040
4.050% due 03/15/25	2,330	2,364	6.875% due 02/15/23	70	77
6.050% due 06/01/41	1,718	1,869	3.875% due 03/15/23	500	493
EnLink Midstream Partners, LP			4.550% due 11/14/24	150	150
2.700% due 04/01/19	2,120	2,124	5.400% due 11/14/34	270	263
4.150% due 06/01/25	2,000	2,029	5.450% due 03/15/43	6,095	5,730
Series C			Fresenius Medical Care US Finance II,
6.000% due 12/31/99 (Ê)(ƒ)	2,695	2,718	Inc.
			5.875% due 01/31/22 (Þ)	1,239	1,383
Enterprise Products Operating LLC			GE Capital International Funding Co.
Series A			Unlimited Co.
5.084% due 08/01/66 (Ê)	1,890	1,888	4.418% due 11/15/35	1,000	1,070
Series B			General Electric Co.
7.034% due 01/15/68 (Ê)	1,500	1,500	5.300% due 02/11/21	900	986
EOG Resources, Inc.			4.500% due 03/11/44	800	875
2.450% due 04/01/20	1,810	1,822	Series GMTN
4.150% due 01/15/26	200	213	3.100% due 01/09/23	679	703
Equifax, Inc.			6.150% due 08/07/37	583	773
3.300% due 12/15/22	1,216	1,208	6.875% due 01/10/39	2,592	3,729
Exelon Corp.			Series NOTZ
2.850% due 06/15/20	2,590	2,635	2.159% due 04/15/20 (Ê)	1,140	1,158
Exelon Generation Co. LLC			General Motors Co.
2.950% due 01/15/20	1,351	1,372	4.875% due 10/02/23	2,180	2,376
Exxon Mobil Corp.			4.200% due 10/01/27	2,370	2,414
1.470% due 03/15/19 (Ê)	4,555	4,562	6.250% due 10/02/43	650	752
3.043% due 03/01/26	450	460	5.200% due 04/01/45	1,455	1,488
4.114% due 03/01/46	250	272	General Motors Financial Co. , Inc.
Series FXD			3.500% due 07/10/19	1,156	1,181
1.912% due 03/06/20	1,357	1,359	4.375% due 09/25/21	150	159
Farmers Exchange Capital III			4.250% due 05/15/23	100	105
5.454% due 10/15/54 (Ê)(Þ)	2,235	2,397	Genworth Holdings, Inc.
FedEx Corp.			7.200% due 02/15/21	490	468
4.500% due 02/01/65	1,191	1,173	Georgia-Pacific LLC
Fifth Third Bank			8.875% due 05/15/31	2,190	3,374
Series BKNT			Gilead Sciences, Inc.
2.300% due 03/15/19	1,177	1,183	2.550% due 09/01/20	3,020	3,059
2.875% due 10/01/21	2,370	2,414	3.650% due 03/01/26	170	177
First Data Corp.			4.750% due 03/01/46	615	697
5.375% due 08/15/23 (Þ)	500	520	Glencore Funding LLC
First Niagara Financial Group, Inc.			4.125% due 05/30/23 (Þ)	280	293
6.750% due 03/19/20	1,245	1,375	4.000% due 03/27/27 (Þ)	820	825
First Republic Bank			Global Marine, Inc.

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 481

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
7.000% due 06/01/28	255	252	3.850% due 10/01/24	3,140	3,266
GLP Capital, LP / GLP Financing II, Inc.			3.950% due 03/15/27	330	341
5.375% due 11/01/23	550	598	4.625% due 12/01/42	150	160
Goldman Sachs Capital I			4.950% due 10/01/44	120	134
6.345% due 02/15/34	4,965	6,203	4.800% due 03/15/47	30	33
Goldman Sachs Capital II			Huntington National Bank (The)
4.000% due 06/01/43 (Ê)(ƒ)	17	15	Series BKNT
Goldman Sachs Group, Inc. (The)			2.200% due 11/06/18	2,426	2,433
5.250% due 07/27/21	1,900	2,080	Hyundai Capital America
3.850% due 07/08/24	1,445	1,506	2.000% due 07/01/19 (Þ)	1,235	1,225
3.272% due 09/29/25 (Ê)	4,075	4,060	IBM Credit LLC
4.250% due 10/21/25	1,410	1,474	1.623% due 01/20/21 (Ê)	4,000	4,004
3.500% due 11/16/26	590	591	Intel Corp.
6.750% due 10/01/37	2,311	3,052	3.300% due 10/01/21	1,113	1,161
6.250% due 02/01/41	1,100	1,455	2.875% due 05/11/24	2,390	2,417
5.150% due 05/22/45	170	194	3.700% due 07/29/25	150	159
4.750% due 10/21/45	1,000	1,111	4.900% due 07/29/45	100	119
Series D			International Business Machines Corp.
6.000% due 06/15/20	1,875	2,050	1.272% due 02/12/19 (Ê)	1,270	1,276
Series GMTN			1.900% due 01/27/20	1,175	1,177
3.128% due 10/28/27 (Ê)	2,370	2,499	International Game Technology
Goodyear Tire & Rubber Co. (The)			7.500% due 06/15/19	245	262
5.125% due 11/15/23	300	309	International Lease Finance Corp.
Great Plains Energy, Inc.			5.875% due 04/01/19	1,279	1,345
5.292% due 06/15/22 (~)(Ê)	3,785	4,147	5.875% due 08/15/22	1,370	1,540
H. B. Fuller Co.			International Paper Co.
4.000% due 02/15/27	1,240	1,172	8.700% due 06/15/38	1,735	2,564
Halliburton Co.			4.800% due 06/15/44	1,100	1,202
3.800% due 11/15/25	500	519	Jackson National Life Global Funding
4.850% due 11/15/35	700	773	2.600% due 12/09/20 (Þ)	1,340	1,353
Harley-Davidson Financial Services, Inc.			JBS USA LUX SA / JBS USA Finance,
2.550% due 06/09/22 (Þ)	1,320	1,308	Inc.
Harris Corp.			8.250% due 02/01/20 (Þ)	1,175	1,185
4.854% due 04/27/35	250	278	JC Penney Corp. , Inc.
5.054% due 04/27/45	260	300	7.400% due 04/01/37	525	320
Hasbro, Inc.			Jefferies Group LLC
3.500% due 09/15/27	3,915	3,873	6.500% due 01/20/43	998	1,144
HCA, Inc.			Johnson & Johnson
5.375% due 02/01/25	160	165	2.250% due 03/03/22	2,200	2,209
4.500% due 02/15/27	70	71	3.625% due 03/03/37	350	364
5.500% due 06/15/47	2,140	2,178	JPMorgan Chase & Co.
Hewlett Packard Enterprise Co.			2.750% due 06/23/20	2,755	2,797
2.100% due 10/04/19 (Þ)	2,235	2,233	2.550% due 03/01/21	3,340	3,361
6.200% coupon due 10/15/35	4,778	5,162	1.867% due 03/09/21 (Ê)	10,410	10,442
			4.350% due 08/15/21	900	962
Home Depot, Inc. (The)			3.875% due 09/10/24	1,000	1,044
2.000% due 04/01/21	1,175	1,172
			4.125% due 12/15/26	1,600	1,675
Honeywell International, Inc.
2.500% due 11/01/26	1,218	1,166	4.250% due 10/01/27	210	222
			3.782% due 02/01/28 (Ê)	1,820	1,871
HSBC Bank NA			6.400% due 05/15/38	1,781	2,395
Series BKNT			4.950% due 06/01/45	700	797
5.875% due 11/01/34	2,665	3,323
HSBC Finance Corp.			KeyBank NA
6.676% due 01/15/21	202	227	Series BKNT
			2.350% due 03/08/19	1,147	1,154
HSBC USA, Inc.
7.200% due 07/15/97	823	1,169	KeyCorp
			2.300% due 12/13/18	2,430	2,440
Humana, Inc.
3.150% due 12/01/22	100	102	Kinder Morgan Energy Partners, LP
			5.400% due 09/01/44	1,150	1,203

See accompanying notes which are an integral part of the financial statements.

482 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Kinder Morgan, Inc.			3.700% due 01/30/26	400	418
5.550% due 06/01/45	435	472	3.500% due 03/01/27	240	247
Series GMTN			MDC Holdings, Inc.
7.800% due 08/01/31	931	1,200	5.625% due 02/01/20	455	489
KKR Group Finance Co. II LLC			MeadWestvaco Corp.
5.500% due 02/01/43 (Þ)	50	57	7.375% due 09/01/19	970	1,055
KKR Group Finance Co. III LLC			Meccanica Holdings USA, Inc.
5.125% due 06/01/44 (Þ)	2,505	2,736	6.250% due 07/15/19 (Þ)	625	659
Kohl's Corp.			Medtronic, Inc.
5.550% due 07/17/45	3,175	3,076	3.500% due 03/15/25	1,000	1,038
Kraft Foods Group, Inc.			Merck & Co. , Inc.
3.500% due 06/06/22	280	289	1.850% due 02/10/20	1,380	1,380
Kraft Heinz Foods Co.			2.750% due 02/10/25	300	300
4.875% due 02/15/25 (Þ)	5,634	6,026	Mercury General Corp.
3.000% due 06/01/26	300	290	4.400% due 03/15/27	2,330	2,397
5.000% due 07/15/35	170	186	MetLife, Inc.
6.875% due 01/26/39	917	1,187	6.400% due 12/15/36	670	773
5.000% due 06/04/42	80	85	Metropolitan Life Global Funding I
5.200% due 07/15/45	150	163	2.500% due 12/03/20 (Þ)	2,000	2,022
Kroger Co. (The)			Microsoft Corp.
2.600% due 02/01/21	1,398	1,403	2.875% due 02/06/24	970	987
3.700% due 08/01/27	2,440	2,425	2.700% due 02/12/25	240	241
5.150% due 08/01/43	150	157	2.400% due 08/08/26	1,350	1,304
4.650% due 01/15/48	1,180	1,162	3.300% due 02/06/27	1,200	1,238
L Brands, Inc.			3.450% due 08/08/36	20	20
6.950% due 03/01/33	520	511	5.200% due 06/01/39	966	1,189
Lamb Weston Holdings, Inc.			3.750% due 02/12/45	1,000	1,013
4.875% due 11/01/26 (Þ)	350	368	MidAmerican Energy Co.
Land O' Lakes, Inc.			3.500% due 10/15/24	1,500	1,572
6.000% due 11/15/22 (Þ)	4,550	5,113	3.950% due 08/01/47	1,145	1,207
Legg Mason, Inc.			Monsanto Co.
5.625% due 01/15/44	1,094	1,195	2.125% due 07/15/19	1,377	1,378
Lennar Corp.			Morgan Stanley
4.500% due 04/30/24	220	227	2.765% due 10/24/23 (Ê)	4,220	4,339
Leucadia National Corp.			3.591% due 07/22/28 (Ê)	3,640	3,668
5.500% due 10/18/23	1,105	1,176	Series GMTN
6.625% due 10/23/43	350	383	7.300% due 05/13/19	2,100	2,263
Lockheed Martin Corp.			3.750% due 02/25/23	3,515	3,674
3.350% due 09/15/21	2,504	2,595	MPLX LP
4.500% due 05/15/36	100	110	4.875% due 06/01/25	700	758
Series 10YR			Murphy Oil Corp.
3.550% due 01/15/26	600	624	4.700% due 12/01/22	830	836
Lowe's Cos. , Inc.			Mutual of Omaha Insurance Co.
3.100% due 05/03/27	2,280	2,280	4.297% due 07/15/54 (Ê)(Þ)	2,390	2,428
LyondellBasell Industries NV			Mylan NV
5.750% due 04/15/24	1,006	1,152	3.950% due 06/15/26	4,625	4,619
Marathon Petroleum Corp.			5.250% due 06/15/46	2,460	2,581
5.000% due 09/15/54	1,234	1,208	Nabors Industries, Inc.
Masco Corp.			5.100% due 09/15/23	1,000	945
3.500% due 04/01/21	1,346	1,378	Navient Corp.
MassMutual Global Funding II			Series MTN
1.950% due 09/22/20 (Þ)	6,570	6,532	8.000% due 03/25/20	1,175	1,295
McCormick & Co. , Inc.			5.625% due 08/01/33	320	276
2.700% due 08/15/22	1,735	1,742	NBCUniversal Media LLC
McDonald's Corp.			4.375% due 04/01/21	1,000	1,071
2.100% due 12/07/18	2,975	2,988	2.875% due 01/15/23	1,160	1,178
2.750% due 12/09/20	1,369	1,396	NCL Corp. , Ltd.

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 483

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.750% due 12/15/21 (Þ)	210	218	Pacific Life Insurance Co.
Netflix, Inc.			4.300% due 10/24/67 (Ê)(Þ)	1,445	1,432
5.875% due 02/15/25	380	410	PacifiCorp
New Albertson's, Inc.			5.750% due 04/01/37	931	1,190
Series MTNC			PepsiCo, Inc.
6.625% due 06/01/28	400	307	3.100% due 07/17/22	1,140	1,178
New York Life Global Funding			Pharmacia LLC
1.477% due 04/12/19 (Ê)(Þ)	9,645	9,647	6.500% due 12/01/18	2,065	2,169
Newell Brands, Inc.			Philip Morris International, Inc.
3.150% due 04/01/21	150	153	1.875% due 11/01/19	780	778
3.850% due 04/01/23	400	420	2.000% due 02/21/20	7,585	7,582
5.000% due 11/15/23	2,839	3,024	2.375% due 08/17/22	3,337	3,310
4.200% due 04/01/26	250	263	2.500% due 08/22/22	600	599
Newell Branks, Inc.			2.500% due 11/02/22	560	558
2.875% due 12/01/19	1,164	1,182	6.375% due 05/16/38	365	487
NGPL PipeCo LLC			4.500% due 03/20/42	220	239
7.768% due 12/15/37 (Þ)	350	437	Phillips 66
NGPL PipeCo. LLC			4.650% due 11/15/34	1,111	1,201
4.375% due 08/15/22 (Þ)	3,440	3,539	Plains All American Pipeline, LP / PAA
Noble Energy, Inc.			Finance Corp.
3.900% due 11/15/24	1,000	1,031	2.600% due 12/15/19	1,378	1,377
3.850% due 01/15/28	390	391	PNC Bank NA
5.250% due 11/15/43	100	107	Series BKNT
4.950% due 08/15/47	190	198	2.300% due 06/01/20	1,113	1,119
Norfolk Southern Corp.			Priceline Group, Inc. (The)
1.800% due 02/14/20	3,961	3,962	2.750% due 03/15/23	1,185	1,184
Northrop Grumman Corp.			Pricoa Global Funding I
3.250% due 08/01/23	1,149	1,183	2.550% due 11/24/20 (Þ)	2,210	2,235
3.250% due 01/15/28	1,130	1,137	Prime Security Services Borrower LLC /
			Prime Finance, Inc.
Northwest Airlines Pass-Through Trust			9.250% due 05/15/23 (Þ)	330	366
Series 07-1			Procter & Gamble Co. (The)
7.027% due 11/01/19	1,830	1,994	1.647% due 11/01/19 (Ê)	1,580	1,587
NuStar Logistics LP			1.850% due 02/02/21	1,184	1,177
4.800% due 09/01/20	350	364	Progress Energy, Inc.
NVR, Inc.			4.400% due 01/15/21	200	211
3.950% due 09/15/22	3,200	3,361	7.750% due 03/01/31	834	1,173
Occidental Petroleum Corp.			Protective Life Global Funding
3.125% due 02/15/22	200	206	2.700% due 11/25/20 (Þ)	1,100	1,110
3.400% due 04/15/26	350	360	PSEG Power LLC
3.000% due 02/15/27	870	868	8.625% due 04/15/31	896	1,187
4.625% due 06/15/45	200	222
4.400% due 04/15/46	150	162	PulteGroup, Inc.
			6.000% due 02/15/35	350	368
4.100% due 02/15/47	1,010	1,052	QUALCOMM, Inc.
ONEOK, Inc.			2.600% due 01/30/23	1,815	1,807
7.500% due 09/01/23	987	1,182	Quebecor World Capital Corp.
Oracle Corp.			4.875% due 01/02/49 (Š)(Ø)(Þ)	625	—
2.375% due 01/15/19	1,365	1,376	6.125% due 11/15/49 (Š)(Ø)	1,955	—
Owens Corning			Quicken Loans, Inc.
4.200% due 12/15/22	1,113	1,179	5.750% due 05/01/25 (Þ)	230	244
PACCAR Financial Corp.			QVC, Inc.
1.650% due 02/25/19	1,400	1,397	4.375% due 03/15/23	845	880
1.200% due 08/12/19	1,236	1,222	Qwest Capital Funding, Inc.
Series MTN			7.750% due 02/15/31	300	288
1.916% due 12/06/18 (Ê)	2,850	2,865	Raytheon Co.
Pacific Gas & Electric Co.			3.125% due 10/15/20	1,342	1,385
6.050% due 03/01/34	1,700	2,115	Regency Energy Partners, LP / Regency
5.800% due 03/01/37	400	490	Energy Finance Corp.

See accompanying notes which are an integral part of the financial statements.

484 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.875% due 03/01/22	400	443	4.100% due 03/15/22	232	228
Reliance Standard Life Global Funding			6.700% due 01/23/25	182	186
II			Sprint Capital Corp.
2.500% due 01/15/20 (Þ)	2,705	2,719	8.750% due 03/15/32	1,300	1,576
Republic Services, Inc.			Sprint Spectrum Co. LLC / Sprint
4.750% due 05/15/23	1,041	1,146	Spectrum Co II LLC / Sprint Spectrum
Reynolds American, Inc.			Co III LLC
6.875% due 05/01/20	880	978	Series A-1
3.250% due 06/12/20	250	256	3.360% due 09/20/21 (Þ)	2,300	2,333
4.450% due 06/12/25	5,608	6,032	Starbucks Corp.
8.125% due 05/01/40	2,415	3,588	3.850% due 10/01/23	1,103	1,186
5.850% due 08/15/45	310	381	Sunoco Logistics Partners Operations,
Reynolds Group Issuer, Inc. / Reynolds			LP
Group Issuer LLC			5.400% due 10/01/47	1,850	1,874
5.750% due 10/15/20	350	356	Symantec Corp.
6.875% due 02/15/21	240	246	3.950% due 06/15/22	700	722
Rite Aid Corp.			Sysco Corp.
7.700% due 02/15/27	200	170	3.300% due 07/15/26	1,170	1,180
Rockies Express Pipeline LLC			Talen Energy Supply LLC
5.625% due 04/15/20 (Þ)	813	862	4.600% due 12/15/21	531	483
Rohm and Haas Co.			Taylor Morrison Communities, Inc. /
7.850% due 07/15/29	860	1,185	Taylor Morrison Holdings II, Inc.
			5.625% due 03/01/24 (Þ)	700	731
Roper Technologies, Inc.			Teachers Insurance & Annuity
2.800% due 12/15/21	1,270	1,282	Association of America
Rowan Cos. , Inc.			4.900% due 09/15/44 (Þ)	400	454
4.875% due 06/01/22	350	330	4.375% due 09/15/54 (Ê)(Þ)	200	202
4.750% due 01/15/24	420	373	Tenet Healthcare Corp.
Sabine Pass Liquefaction LLC			6.875% due 11/15/31	461	390
6.250% due 03/15/22	3,005	3,383
5.750% due 05/15/24	380	426	Tennessee Gas Pipeline Co. LLC
			8.375% due 06/15/32	3,065	4,001
Safeway, Inc.			Teva Pharmaceutical Finance Co. LLC
7.250% due 02/01/31	490	424	6.150% due 02/01/36	1,895	1,945
Santander Holdings USA, Inc.			Thermo Fisher Scientific, Inc.
2.700% due 05/24/19	1,167	1,176	2.950% due 09/19/26	1,201	1,175
4.500% due 07/17/25	100	104
			Time Warner Cable LLC
Schlumberger Holdings Corp.			4.125% due 02/15/21	1,000	1,038
3.625% due 12/21/22 (Þ)	1,139	1,185	7.300% due 07/01/38	1,348	1,688
4.000% due 12/21/25 (Þ)	300	316	5.875% due 11/15/40	540	585
Sealed Air Corp.			Time Warner Entertainment Co. , LP
6.875% due 07/15/33 (Þ)	430	500	8.375% due 03/15/23	956	1,187
Select Income REIT			Time Warner, Inc.
4.250% due 05/15/24	2,685	2,720	4.750% due 03/29/21	3,360	3,602
Sempra Energy			4.000% due 01/15/22	1,115	1,171
1.625% due 10/07/19	1,192	1,183	3.800% due 02/15/27	330	330
Sherwin-Williams Co.			TJX Cos. , Inc. (The)
2.250% due 05/15/20	1,925	1,929	2.250% due 09/15/26	90	84
Sierra Pacific Power Co.			Toyota Motor Credit Corp.
3.375% due 08/15/23	1,138	1,186	1.478% due 12/24/18 (Ê)	12,000	12,009
South Carolina Electric & Gas Co.			Series GMTN
6.050% due 01/15/38	1,817	2,199	2.800% due 07/13/22	1,305	1,330
Southern Co. (The)			Series MTN
2.350% due 07/01/21	1,185	1,179	1.610% due 01/09/19 (Ê)	8,000	8,013
Southern Natural Gas Co. LLC /
Southern Natural Issuing Corp.			Transcontinental Gas Pipe Line Co. LLC
4.400% due 06/15/21	2,280	2,412	7.850% due 02/01/26	800	1,032
Southwest Airlines Co.			Transocean, Inc.
2.650% due 11/05/20	1,800	1,826	6.800% due 03/15/38	560	455
			Union Pacific Railroad Co. Pass-Through
Southwestern Energy Co.			Trust

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 485

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 06-1			Walgreens Boots Alliance, Inc.
5.866% due 07/02/30	827	940	2.700% due 11/18/19	1,348	1,362
United Rentals NA, Inc.			3.450% due 06/01/26	471	463
5.750% due 11/15/24	380	403	Wal-Mart Stores, Inc.
United Technologies Corp.			4.250% due 04/15/21	1,097	1,176
4.500% due 04/15/20	1,283	1,359	6.200% due 04/15/38	100	138
3.100% due 06/01/22	1,000	1,026	Walt Disney Co. (The)
4.500% due 06/01/42	200	218	1.506% due 06/05/20 (Ê)	6,000	6,014
UnitedHealth Group, Inc.			2.350% due 12/01/22	1,175	1,172
2.700% due 07/15/20	1,371	1,396	Washington Prime Group, LP
1.950% due 10/15/20	1,095	1,092	5.950% due 08/15/24	2,470	2,536
3.875% due 10/15/20	100	105	Waste Management, Inc.
2.950% due 10/15/27	1,550	1,532	4.750% due 06/30/20	1,276	1,361
5.700% due 10/15/40	400	509	3.500% due 05/15/24	1,200	1,245
Universal Health Services, Inc.			WEA Finance LLC / Westfield UK &
4.750% due 08/01/22 (Þ)	1,330	1,373	Europe Finance PLC
Univision Communications, Inc.			3.250% due 10/05/20 (Þ)	1,025	1,045
5.125% due 02/15/25 (Þ)	380	378	Wells Fargo & Co.
US Airways Pass-Through Trust			2.327% due 12/07/20 (Ê)	3,670	3,745
			2.500% due 03/04/21	2,895	2,907
Series 2012-1 Class A			2.656% due 03/04/21 (Ê)	4,000	4,121
5.900% due 10/01/24	2,285	2,572
			4.600% due 04/01/21	1,500	1,609
Series A Class A
7.125% due 10/22/23	2,133	2,466	3.069% due 01/24/23	3,000	3,040
			2.610% due 10/31/23 (Ê)	9,430	9,702
USF&G Capital III			3.000% due 04/22/26	2,000	1,961
8.312% due 07/01/46 (Þ)	2,766	4,087	3.000% due 10/23/26	1,670	1,636
Valero Energy Corp.			5.375% due 02/07/35	986	1,186
10.500% due 03/15/39	800	1,338	4.400% due 06/14/46	160	165
Verizon Communications, Inc.			4.750% due 12/07/46	1,270	1,385
2.091% due 06/17/19 (Ê)	2,550	2,574
2.946% due 03/15/22	1,165	1,182	Series GMTN
3.500% due 11/01/24	30	31	2.600% due 07/22/20	2,045	2,072
3.376% due 02/15/25 (Þ)	3,295	3,314	4.300% due 07/22/27	2,160	2,281
2.625% due 08/15/26	150	141	4.900% due 11/17/45	1,700	1,885
4.125% due 03/16/27	580	605	Wells Fargo Bank NA
5.250% due 03/16/37	890	969	2.150% due 12/06/19	1,116	1,120
5.500% due 03/16/47	50	55	Western Gas Partners, LP
4.522% due 09/15/48	90	86	4.650% due 07/01/26	240	252
4.672% due 03/15/55	8,915	8,466	Westlake Chemical Corp.
			4.875% due 05/15/23	1,165	1,204
Viacom, Inc.
3.875% due 04/01/24	150	150	Whole Foods Market, Inc.
6.250% due 02/28/57 (Ê)	3,190	3,164	5.200% due 12/03/25	1,375	1,579
Virginia Electric & Power Co.			Williams Cos. , Inc. (The)
			4.550% due 06/24/24	730	763
Series B
2.950% due 11/15/26	3,350	3,334	5.750% due 06/24/44	385	408
Series C			Williams Partners, LP
4.000% due 11/15/46	1,165	1,214	3.600% due 03/15/22	2,235	2,311
			4.300% due 03/04/24	845	895
Visa, Inc.			3.750% due 06/15/27	2,350	2,358
3.150% due 12/14/25	1,000	1,021
4.300% due 12/14/45	1,460	1,615	5.800% due 11/15/43	2,220	2,578
			Wyndham Worldwide Corp.
VMware, Inc.			4.150% due 04/01/24	1,150	1,166
2.950% due 08/21/22	2,595	2,601
Volkswagen Group of America Finance			Xerox Corp.
LLC			4.500% due 05/15/21	1,324	1,391
2.450% due 11/20/19 (Þ)	2,425	2,436	Yum! Brands, Inc.
Wachovia Capital Trust II			3.875% due 11/01/23	850	854
1.859% due 01/15/27 (Ê)	2,745	2,580	ZF NA Capital, Inc.
Walgreen Co.			4.750% due 04/29/25 (Þ)	620	652
3.100% due 09/15/22	1,160	1,176

See accompanying notes which are an integral part of the financial statements.

486 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
		1,025,275	1.816% due 08/19/20 (Ê)(Þ)	3,526	3,541
International Debt - 8.9%			Banco de Bogota SA
1011778 B. C. Unlimited Liability Co. /			4.375% due 08/03/27 (Þ)	1,173	1,180
New Red Finance, Inc.			Banco Inbursa SA Institucion de Banca
5.000% due 10/15/25 (Þ)	240	244	Multiple
1011778 B. C. Unlimited Liability Co.			4.375% due 04/11/27 (Þ)	1,176	1,167
1st Lien Term Loan B			Bancolombia SA
3.492% due 02/17/24	574	575	5.950% due 06/03/21	3,682	4,018
3.583% due 02/17/24	367	368	Bank of Montreal
ABN AMRO Bank NV			2.100% due 12/12/19	2,837	2,845
4.750% due 07/28/25 (Þ)	400	424	1.900% due 08/27/21	1,535	1,509
Abu Dhabi Government International
Bond			Bank of Nova Scotia (The)
2.500% due 10/11/22 (Þ)	1,030	1,023	1.979% due 06/14/19 (Ê)	7,500	7,551
4.125% due 10/11/47 (Þ)	1,740	1,724	Series BKNT
			2.150% due 07/14/20	1,400	1,402
Actavis Funding SCS			2.450% due 09/19/22	1,965	1,953
3.000% due 03/12/20 (Þ)	1,355	1,375
3.450% due 03/15/22	250	257	Barclays Bank PLC
3.800% due 03/15/25	1,100	1,126	6.278% due 12/29/49 (Ê)(ƒ)	215	249
4.550% due 03/15/35	50	53	Barclays PLC
4.750% due 03/15/45	41	43	4.836% due 05/09/28	6,430	6,708
ACWA Power Management and			BAT International Finance PLC
Investments One, Ltd.			2.750% due 06/15/20 (Þ)	1,354	1,369
5.950% due 12/15/39 (Þ)	1,805	1,868	BBVA Bancomer SA
AerCap Ireland Capital, Ltd. / AerCap			6.750% due 09/30/22 (Þ)	3,611	4,100
Global Aviation Trust			Bharti Airtel, Ltd.
3.750% due 05/15/19	400	409	4.375% due 06/10/25 (Þ)	1,980	2,026
AES Gener SA			BHP Billiton Finance USA, Ltd.
5.000% due 07/14/25 (Þ)	1,156	1,174	2.875% due 02/24/22	49	50
Agrium, Inc.			5.000% due 09/30/43	300	357
4.900% due 06/01/43	1,063	1,172	6.750% due 10/19/75 (Ê)(Þ)	1,800	2,120
Alcoa Nederland Holding BV			BNP Paribas
7.000% due 09/30/26 (Þ)	300	342	4.625% due 03/13/27 (Þ)	450	481
Alibaba Group Holding, Ltd.			Bombardier, Inc.
3.125% due 11/28/21	1,158	1,181	7.450% due 05/01/34 (Þ)	200	198
Alimentation Couche-Tard, Inc.			BP Capital Markets PLC
3.550% due 07/26/27 (Þ)	1,165	1,169	4.750% due 03/10/19	1,325	1,376
America Movil SAB de CV			3.245% due 05/06/22	100	103
5.000% due 03/30/20	3,091	3,287	3.216% due 11/28/23	3,860	3,963
Anglo American Capital PLC			3.119% due 05/04/26	800	807
3.750% due 04/10/22 (Þ)	380	392	Braskem Finance, Ltd.
3.625% due 09/11/24 (Þ)	550	553	7.000% due 05/07/20 (Þ)	1,087	1,196
4.750% due 04/10/27 (Þ)	250	264	Braskem Netherlands Finance BV
AP Moeller - Maersk A/S			3.500% due 01/10/23 (Þ)	2,590	2,589
2.550% due 09/22/19 (Þ)	898	902	4.500% due 01/10/28 (Þ)	1,635	1,626
ArcelorMittal			Brazilian Government International Bond
6.000% due 03/01/21	525	575	5.625% due 01/07/41	2,360	2,392
6.750% due 02/25/22	360	414	British Telecommunications PLC
Argentine Republic Government			9.125% due 12/15/30	200	302
International Bond
6.875% due 04/22/21	640	698	Brookfield Finance, Inc.
Aristocrat International Pty, Ltd. Term			4.250% due 06/02/26	1,143	1,185
Loan B2			Canadian Imperial Bank of Commerce
3.363% due 10/20/21 (Ê)	975	981	Series YCD
AstraZeneca PLC			1.647% due 05/29/19 (Ê)(~)	6,000	5,998
1.950% due 09/18/19	1,385	1,384	Canadian Oil Sands, Ltd.
2.375% due 11/16/20	3,035	3,047	7.750% due 05/15/19 (Þ)	2,590	2,790
2.375% due 06/12/22	2,545	2,526	4.500% due 04/01/22 (Þ)	3,740	3,867
Australia & New Zealand Banking			CBQ Finance, Ltd.
Group, Ltd.			7.500% due 11/18/19 (Þ)	1,081	1,155

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 487

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
CDP Financial, Inc.			3.625% due 05/25/27 (Þ)	1,161	1,160
5.600% due 11/25/39 (Þ)	1,780	2,313	Ensco PLC
Celulosa Arauco y Constitucion SA			8.000% due 01/31/24	203	201
4.750% due 01/11/22	140	148	4.500% due 10/01/24	1,175	964
4.500% due 08/01/24	1,114	1,178	Equate Petrochemical BV
Cenovus Energy, Inc.			4.250% due 11/03/26 (Þ)	460	473
4.250% due 04/15/27 (Þ)	3,720	3,732	ESAL GmbH
6.750% due 11/15/39	640	763	6.250% due 02/05/23 (Þ)	2,420	2,329
Colombia Government International			Fiat Chrysler Automobiles NV
Bond			5.250% due 04/15/23	580	616
5.625% due 02/26/44	1,720	1,916	GE Capital International Funding Co.
Commonwealth Bank of Australia			Unlimited Co
5.000% due 10/15/19 (Þ)	200	211	2.342% due 11/15/20	1,163	1,169
3.900% due 07/12/47 (Þ)	700	702	GlaxoSmithKline Capital PLC
Cooperatieve Rabobank UA			2.850% due 05/08/22	400	409
4.625% due 12/01/23	900	974	HSBC Bank PLC
4.375% due 08/04/25	2,600	2,753	7.650% due 05/01/25	2,460	3,044
11.000% due 06/29/49 (Ê)(ƒ)(Þ)	400	454	Series 1M
Corp. Andina de Fomento			1.750% due 06/29/49 (Ê)(ƒ)	4,220	3,630
2.750% due 01/06/23	4,330	4,320	HSBC Holdings PLC
Credit Agricole SA			3.400% due 03/08/21	2,000	2,064
3.250% due 10/04/24 (Þ)	3,825	3,824	3.262% due 03/13/23 (Ê)	3,185	3,255
8.375% due 10/29/49 (Ê)(ƒ)(Þ)	600	663	4.250% due 08/18/25	1,000	1,043
Credit Suisse Group AG			3.900% due 05/25/26	1,160	1,212
2.997% due 12/14/23 (Ê)(Þ)	2,765	2,757	Indonesia Government International
6.250% due 12/31/49 (Ê)(ƒ)(Þ)	2,815	3,079	Bond
Credit Suisse Group Funding Guernsey,			3.850% due 07/18/27 (Þ)	200	206
Ltd.			5.125% due 01/15/45 (Þ)	410	455
4.875% due 05/15/45	1,000	1,122	5.250% due 01/08/47 (Þ)	200	226
Danone SA			Series REGS
1.691% due 10/30/19 (Þ)	1,190	1,181	3.750% due 04/25/22	1,380	1,434
2.077% due 11/02/21 (Þ)	750	737	5.125% due 01/15/45	400	444
2.589% due 11/02/23 (Þ)	1,120	1,100	ING Bank NV
Danske Bank A/S			5.800% due 09/25/23 (Þ)	4,615	5,256
1.826% due 03/02/20 (Ê)(Þ)	4,600	4,617	Intesa Sanpaolo SpA
Deutsche Bank AG			5.017% due 06/26/24 (Þ)	1,800	1,842
2.950% due 08/20/20	1,388	1,401	Intesa Sanpaolo Vita SpA
Deutsche Telekom International Finance			3.125% due 07/14/22 (Þ)	500	501
BV			3.875% due 07/14/27 (Þ)	640	643
6.000% due 07/08/19	1,105	1,178	Inversiones CMPC SA
Dryden 34 Senior Loan Fund			4.500% due 04/25/22 (Þ)	1,128	1,181
Series 2017-34A Class AR			4.750% due 09/15/24 (Þ)	1,121	1,180
2.519% due 10/15/26 (Ê)(Þ)	5,200	5,225	Itau CorpBanca SA
Dryden 37 Senior Loan Fund			3.875% due 09/22/19 (Þ)	1,147	1,176
Series 2015-37A Class A			KOC Holding AS
2.380% due 04/15/27 (Ê)(Þ)	8,390	8,412	3.500% due 04/24/20 (Þ)	1,168	1,171
Dryden XXVIII Senior Loan Fund			Kookmin Bank
Series 2017-28A Class A1LR			1.625% due 08/01/19 (Þ)	985	969
2.515% due 08/15/30 (Ê)(Þ)	6,071	6,114	Korea Gas Corp.
Ecopetrol SA			2.750% due 07/20/22 (Þ)	2,700	2,677
5.875% due 05/28/45	1,710	1,693	Kuwait International Government Bond
Electricite de France SA			3.500% due 03/20/27 (Þ)	1,050	1,071
6.500% due 01/26/19 (Þ)	1,293	1,364	Lloyds Banking Group PLC
Empresa Electrica Angamos SA			2.907% due 11/07/23 (Ê)	3,400	3,399
4.875% due 05/25/29 (Þ)	1,157	1,161	4.500% due 11/04/24	600	632
Enbridge, Inc.			3.574% due 11/07/28 (Ê)	200	200
3.700% due 07/15/27	1,169	1,184	Lukoil International Finance BV
Enel Finance International NV			6.125% due 11/09/20 (Þ)	2,480	2,695

See accompanying notes which are an integral part of the financial statements.

488 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.563% due 04/24/23 (Þ)	1,115	1,157	Peru Government International Bond
LYB International Finance BV			5.625% due 11/18/50	670	845
4.000% due 07/15/23	1,117	1,177	Petrobras Global Finance BV
LyondellBasell Industries NV			6.250% due 03/17/24	130	139
5.000% due 04/15/19	1,121	1,160	5.299% due 01/27/25 (Þ)	5,365	5,382
Majapahit Holding BV			7.375% due 01/17/27	70	78
Series REGS			Petro-Canada
7.750% due 01/20/20	380	419	6.800% due 05/15/38	875	1,191
Medtronic Global Holdings SCA			Petroleos Mexicanos
3.350% due 04/01/27	560	573	5.375% due 03/13/22 (Þ)	2,830	3,002
Mexico Generadora de Energia S de rl			3.500% due 01/30/23	570	557
5.500% due 12/06/32 (Þ)	1,022	1,082	6.875% due 08/04/26	780	877
Mexico Government International Bond			5.625% due 01/23/46	1,390	1,267
4.600% due 01/23/46	2,820	2,752	Province of Quebec Canada
4.600% due 02/10/48	2,780	2,720	1.643% due 07/21/19 (Ê)	3,380	3,392
Mitsubishi UFJ Financial Group, Inc.			Provincia de Buenos Aires
2.998% due 02/22/22	310	315	6.500% due 02/15/23 (Þ)	450	477
Mizuho Bank, Ltd.			7.875% due 06/15/27 (Þ)	400	443
2.450% due 04/16/19 (Þ)	1,176	1,183	PT Pertamina (Persero)
Mondelez International Holdings			4.300% due 05/20/23 (Þ)	2,715	2,868
Netherlands BV			PTT Global Chemical PCL
1.625% due 10/28/19 (Þ)	4,274	4,231	4.250% due 09/19/22 (Þ)	1,191	1,258
Myriad International Holdings BV			Reckitt Benckiser Treasury Services PLC
6.000% due 07/18/20 (Þ)	1,090	1,172	1.888% due 06/24/22 (Ê)(Þ)	3,700	3,712
4.850% due 07/06/27 (Þ)	750	770	Republic of Argentina Government
National Australia Bank, Ltd.			International Bond
1.595% due 05/14/19 (Ê)(Þ)	5,000	5,002	5.625% due 01/26/22	2,660	2,793
1.825% due 05/22/20 (Ê)(Þ)	3,100	3,114	Republic of Poland Government
National Bank of Canada			International Bond
1.750% due 05/08/19 (Ê)(~)	4,000	4,001	5.125% due 04/21/21	2,300	2,511
Noble Holding International, Ltd.			Royal Bank of Canada
7.700% due 04/01/25	240	209	2.350% due 10/30/20	1,384	1,393
5.250% due 03/15/42	150	95	Series GMTN
8.700% due 04/01/45	425	340	1.696% due 03/02/20 (Ê)	6,715	6,733
			2.125% due 03/02/20	3,055	3,061
Nokia OYJ
6.625% due 05/15/39	4,413	5,037	Royal Bank of Scotland Group PLC
			6.400% due 10/21/19	1,000	1,081
Nordea Bank AB
1.630% due 04/10/19 (Ê)(~)	1,800	1,800	6.125% due 12/15/22	500	556
1.787% due 05/29/20 (Ê)(Þ)	2,200	2,211	3.875% due 09/12/23	4,715	4,834
4.875% due 05/13/21 (Þ)	600	644	5.125% due 05/28/24	1,500	1,605
			7.648% due 09/30/49 (Ê)(ƒ)	350	447
Series YCD
1.696% due 02/21/19 (Ê)(~)	4,000	3,999	Santander UK Group Holdings PLC
			3.823% due 11/03/28 (Ê)	3,815	3,840
NOVA Chemicals Corp.
5.250% due 06/01/27 (Þ)	2,160	2,198	Saudi Government International Bond
			2.875% due 03/04/23 (Þ)	2,425	2,415
Numericable Group SA Term Loan B12			3.625% due 03/04/28 (Þ)	1,995	1,980
0.000% 01/05/26 (Ê)(v)	1,057	1,057	4.625% due 10/04/47 (Þ)	1,125	1,151
NXP BV / NXP Funding LLC
4.625% due 06/15/22 (Þ)	2,410	2,582	Schlumberger Norge AS
			4.200% due 01/15/21 (Þ)	500	528
OCP SA
4.500% due 10/22/25 (Þ)	330	330	Shell International Finance BV
			1.462% due 11/10/18 (Ê)	5,690	5,723
Park Aerospace Holdings, Ltd.			4.375% due 03/25/20	1,406	1,485
5.250% due 08/15/22 (Þ)	500	520	2.875% due 05/10/26	220	219
Pernod Ricard SA			4.375% due 05/11/45	1,000	1,083
4.450% due 01/15/22 (Þ)	580	623	4.000% due 05/10/46	1,080	1,103
5.500% due 01/15/42 (Þ)	150	180
			Shire Acquisitions Investments Ireland
Pernod-Ricard SA			1.900% due 09/23/19	4,275	4,257
5.750% due 04/07/21 (Þ)	1,065	1,180
			Siemens Financieringsmaatschappij NV

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 489

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
2.150% due 05/27/20 (Þ)	1,160	1,164	Transocean, Inc.
2.700% due 03/16/22 (Þ)	1,190	1,207	7.500% due 04/15/31	835	745
Sinopec Group Overseas Development,			Trust F/1401
Ltd.			5.250% due 01/30/26 (Þ)	1,110	1,184
4.375% due 04/10/24 (Þ)	530	571
			UBS AG
Smurfit Kappa Treasury Funding, Ltd.			2.200% due 06/08/20 (Þ)	1,380	1,381
7.500% due 11/20/25	1,150	1,397
			UBS Group Funding Switzerland AG
SoftBank Group Corp.			3.491% due 05/23/23 (Þ)	1,000	1,025
4.500% due 04/15/20 (Þ)	1,035	1,069	4.125% due 09/24/25 (Þ)	500	527
Southern Copper Corp.			4.253% due 03/23/28 (Þ)	1,250	1,317
6.750% due 04/16/40	1,001	1,252
5.250% due 11/08/42	2,170	2,354	Vale Overseas, Ltd.
			6.875% due 11/21/36	2,300	2,755
Standard Chartered PLC			Valeant Pharmaceuticals International,
5.700% due 03/26/44 (Þ)	1,400	1,655	Inc.
7.014% due 12/30/49 (Ê)(ƒ)(Þ)	385	452	5.875% due 05/15/23 (Þ)	940	793
Sumitomo Mitsui Banking Corp.			Validus Holdings, Ltd.
1.966% due 01/11/19	1,158	1,158	8.875% due 01/26/40	3,023	4,448
1.775% due 05/15/19 (Ê)(~)	6,000	6,005	Virgin Media Secured Finance PLC
Sumitomo Mitsui Financial Group, Inc.			5.250% due 01/15/21	450	479
Series 5FXD			Vodafone Group PLC
2.058% due 07/14/21	450	443	5.450% due 06/10/19	1,030	1,086
Suncor Energy, Inc.			7.875% due 02/15/30	1,565	2,141
3.600% due 12/01/24	1,150	1,190	6.250% due 11/30/32	750	913
Svenska Handelsbanken AB			6.150% due 02/27/37	940	1,157
1.709% due 02/12/19 (Ê)(~)	3,250	3,250	Voya CLO, Ltd.
Series YCD			2.757% due 10/20/27 (Ê)(Þ)	5,690	5,741
1.597% due 06/07/19 (Ê)(~)	3,250	3,249	Series 2014-3A Class A1
Syngenta Finance NV			2.302% due 07/25/26 (Ê)(Þ)	2,595	2,597
3.125% due 03/28/22	1,393	1,361	Series 2017-2A Class A1R
Teck Resources, Ltd.			2.554% due 04/17/30 (Å)(Ê)	9,480	9,529
3.750% due 02/01/23	1,015	1,025	Weatherford International, Ltd.
6.125% due 10/01/35	554	627	4.500% due 04/15/22	500	453
Telecom Italia Capital SA			6.500% due 08/01/36	262	218
7.175% due 06/18/19	1,700	1,834	6.750% due 09/15/40	315	263
Telefonaktiebolaget LM Ericsson			Westpac Banking Corp.
4.125% due 05/15/22	672	676	1.676% due 09/01/20 (Ê)(Þ)	3,400	3,410
Telefonica Emisiones SAU			XLIT, Ltd.
5.134% due 04/27/20	250	267	5.500% due 03/31/45	1,114	1,175
5.213% due 03/08/47	250	275	Ziggo Secured Finance Partnership 1st
Tencent Holdings, Ltd.			Lien Term Loan E
3.375% due 05/02/19 (Þ)	1,160	1,180	0.000% due 04/27/25 (Ê)(v)	209	210
Tesco PLC					433,340
6.150% due 11/15/37 (Þ)	524	567	Loan Agreements - 0.9%
			Air Medical Group Holdings, Inc. 1st
Teva Pharmaceutical Finance Co. BV			Lien Term Loan B
2.950% due 12/18/22	160	151
Teva Pharmaceutical Finance			4.492% due 04/28/22 (Ê)	662	660
Netherlands III BV			Albertson's LLC Term Loan B4
2.200% due 07/21/21	20	19	3.992% due 08/25/21 (Ê)	461	446
2.800% due 07/21/23	2,615	2,405	Albertson's LLC Term Loan B6
3.150% due 10/01/26	1,225	1,085	4.317% due 06/22/23 (Ê)	1,002	970
Toronto-Dominion Bank (The)			American Airlines, Inc. Term Loan B
2.125% due 04/07/21	3,315	3,299	3.240% due 06/27/20 (Ê)	950	953
Total Capital Canada, Ltd.			American Axle & Manufacturing, Inc.
2.750% due 07/15/23	1,173	1,188	1st Lien Term Loan B
			0.000% coupon due 04/06/24 (Ê)(v)	90	90
Total Capital SA			American Builders & Contractors Supply
4.125% due 01/28/21	1,108	1,177	Co. , Inc. Term Loan B
TransCanada PipeLines, Ltd.			3.742% due 10/31/23 (Ê)	955	961
7.625% due 01/15/39	799	1,196	Avolon LLC Term Loan B

See accompanying notes which are an integral part of the financial statements.

490 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
0.000% due 03/20/22 (Ê)(v)	1,050	1,058	MultiPlan, Inc. Term Loan B
Beacon Roofing Supply, Inc. Term Loan			4.333% due 05/25/23 (Ê)	989	998
B			ON Semiconductor Corp. 1st Lien Term
0.000% coupon due 01/02/25 (Ê)(v)	927	933	Loan B
Berry Plastics Corp. 1st Lien Term Loan			0.000% due 03/31/23 (Ê)(v)	277	278
M			PAREXEL International Corp. 1st Lien
3.488% due 10/01/22 (Ê)	378	380	Term Loan B
3.492% due 10/01/22 (Ê)	587	589	4.242% due 09/29/24 (Ê)	398	402
Berry Plastics Global, Inc. 1st Lien Term			Party City Holdings Inc. Term Loan
Loan N			4.380% due 08/19/22	643	645
0.000% coupon due 01/19/24 (Ê)(v)	83	83	4.430% due 08/19/22	63	63
Boyd Gaming Corp. Term Loan B			4.580% due 08/19/22	271	272
3.702% due 09/15/23 (Ê)	654	658	Petco Animal Supplies, Inc. 1st Lien
Caesars Resort Collection LLC 1st Lien			Term Loan B1
Term Loan B			4.380% due 01/26/23 (Ê)	804	656
0.000% due 09/27/24 (Ê)(v)	854	859	PetSmart, Inc. Term Loan B2
CenturyLink, Inc. Term Loan B			4.240% due 03/10/22 (Ê)	1,067	910
2.750% due 01/31/25 (Ê)	860	849	Post Holdings, Inc. Incremental Term
Change Healthcare Holdings LLC 1st			Loan
Lien Term Loan B			3.492% due 05/24/24 (Ê)	955	960
3.992% due 03/01/24 (Ê)	764	768	Prime Security Services Borrower LLC
Charter Communications Operating LLC			Term Loan B1
1st Lien Term Loan			3.992% due 05/02/22 (Ê)	1,274	1,284
3.500% due 01/15/24 (Ê)	1,058	1,065	Quikrete Holdings, Inc. 1st Lien Term
CityCenter Holdings, LLC Term Loan B			Loan B
0.000% due 04/18/24 (Ê)(v)	84	84	0.000% due 11/15/23 (Ê)(v)	883	887
CSC Holdings, LLC 1st Lien Term Loan			Reynolds Group Holdings, Inc. 1st Lien
3.489% due 07/17/25 (Ê)	1,034	1,032	Term Loan B
CWGS Group LLC Term Loan			3.992% due 02/05/23 (Ê)	666	670
4.439% due 11/08/23 (Ê)	502	506	RPI Finance Trust Term Loan B
4.976% due 11/08/23 (Ê)	4	4	3.333% due 03/27/23 (Ê)	1,095	1,099
			Scientific Games International, Inc. ,
Dell, Inc. 1st Lien Term Loan			Term Loan B4
3.250% due 09/07/23 (Ê)	930	932	4.492% due 08/14/24 (Ê)	306	310
First Data Corp. 1st Lien Term Loan			4.522% due 08/14/24 (Ê)	1,130	1,142
3.738% due 04/21/24 (Ê)	1,307	1,312
Golden Nugget, Inc. Incremental Term			Seattle SpinCo, Inc. Term Loan B3
Loan			0.000% due 06/21/24 (Ê)(v)	101	101
4.490% due 10/04/23	407	411	Staples, Inc. Term Loan B
4.554% due 10/04/23	537	542	0.000% due 08/06/24 (Ê)(v)	409	384
			Station Casinos LLC 1st Lien Term
HCA, Inc. Term Loan B8			Loan B
3.492% due 02/15/24 (Ê)	1,139	1,147	3.740% due 06/08/23 (Ê)	136	136
Hilton Worldwide Finance LLC Term			SunGard Availability Services Capital,
Loan B2			Inc. Term Loan B
3.238% due 10/25/23 (Ê)	1,050	1,057	8.242% due 09/17/21 (Ê)	1,921	1,791
Jaguar Holding Co. II Term Loan			Trans Union LLC 1st Lien Term Loan B3
3.992% due 08/18/22 (Ê)	556	559	3.242% due 04/09/23 (Ê)	929	932
4.083% due 08/18/22 (Ê)	619	622	Unitymedia Finance LLC 1st Lien Term
Level 3 Financing, Inc. Term Loan B			Loan B
3.489% due 02/22/24 (Ê)	930	933	0.000% due 09/30/25 (Ê)(v)	395	395
Lions Gate Enterntainment, Inc. 1st Lien			Unitymedia Finance LLC Term Loan B
Term Loan			0.000% due 10/16/24 (Ê)(v)	580	579
4.242% due 10/12/23 (Ê)	444	447	Univision Communications, Inc. Term
MA FinanceCo. LLC Term Loan B3			Loan C5
0.000% due 06/21/24 (Ê)(v)	15	15	3.992% due 03/15/24 (Ê)	1,482	1,476
MacDermid, Inc. Term Loan B			UPC Financing Partnership Term Loan
4.242% due 06/07/23 (Ê)	2,333	2,345	AR
MGM Growth Properties Operating			3.732% due 01/15/26 (Ê)	911	914
Partnership, LP Term Loan B			Virgin Media Bristol LLC 1st Lien Term
3.492% due 04/25/23 (Ê)	927	932	Loan I
Michaels Stores, Inc. Term Loan B1			3.989% due 01/31/25 (Ê)	923	926
0.000% due 01/28/23 (Ê)(v)	739	739	XPO Logistics, Inc. Term Loan B

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 491

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.599% due 10/30/21 (Ê)	849	854	Citigroup Commercial Mortgage Trust
Zebra Technologies Corp. Term Loan B			Series 2013-375P Class A
3.371% due 10/27/21 (Ê)	487	489	3.251% due 05/10/35 (Þ)	2,330	2,393
		44,494	Series 2013-375P Class D
Mortgage-Backed Securities - 19.8%			3.635% due 05/10/35 (~)(Ê)(Þ)	4,067	4,101
225 Liberty Street Trust			Series 2015-GC29 Class C
Series 2016-225L Class A			4.293% due 04/10/48 (~)(Ê)	650	640
3.597% due 02/10/36 (Þ)	975	1,011	Series 2015-GC29 Class D
A10 Securitization LLC			3.110% due 04/10/48 (Þ)	520	387
Series 2016-1 Class C			Citigroup Mortgage Loan Trust, Inc.
5.750% due 03/15/35 (Å)	4,391	4,323	Series 2005-11 Class A2A
Series 2017-AA Class B1			3.630% due 10/25/35 (Ê)	53	54
0.010% due 05/15/36 (Þ)	6,380	6,330	Series 2007-AR8 Class 2A1A
Banc of America Commercial Mortgage			3.165% due 07/25/37 (~)(Ê)	907	838
Trust			Series 2012-7 Class 10A2
Series 2007-2 Class AJ			3.206% due 09/25/36 (~)(Å)(Ê)	2,035	2,033
5.810% due 04/10/49 (~)(Ê)	413	372	Series 2015-2 Class 5A1
Banc of America Funding Corp.			0.444% due 03/25/47 (Ê)(Þ)	2,461	2,406
Series 2015-R3 Class 1A2			Cold Storage Trust
0.724% due 03/27/36 (~)(Ê)(Þ)	5,814	3,807	Series 2017-ICE3 Class D
Banc of America Funding Trust			3.094% due 04/15/24 (Ê)(Þ)	6,181	6,216
Series 2005-D Class A1			Commercial Mortgage Trust
3.302% due 05/25/35 (~)(Ê)	3,691	3,846	Series 2013-300P Class A1
Banc of America Mortgage Trust			4.353% due 08/10/30 (Þ)	1,900	2,056
Series 2005-D Class 2A7			Series 2013-CR6 Class B
3.195% due 05/25/35 (~)(Ê)	802	796	3.397% due 03/10/46 (Þ)	1,355	1,356
BCAP LLC Trust			Series 2014-277P Class A
Series 2010-RR7 Class 3A12			3.732% due 08/10/49 (Ê)(Þ)	2,140	2,238
2.941% due 08/26/35 (~)(Ê)(Þ)	6,777	5,613	Series 2015-3BP Class A
Series 2011-R11 Class 15A1			3.178% due 02/10/35 (Þ)	2,060	2,086
3.070% due 10/26/33 (~)(Å)(Ê)	1,795	1,817	Series 2015-CCRE24 Class D
Series 2011-R11 Class 20A5			3.463% due 08/10/48 (~)(Ê)	180	146
3.094% due 03/26/35 (~)(Ê)(Þ)	524	525	Series 2015-LC19 Class A4
Series 2011-R11 Class 29A4			3.183% due 02/10/48	1,232	1,254
3.031% due 02/26/36 (~)(Ê)(Þ)	66	66	Series 2016-787S Class A
Series 2014-RR3 Class 5A2			3.545% due 02/10/36 (Þ)	975	1,000
0.917% due 10/26/36 (~)(Ê)(Þ)	5,175	4,409	Series 2016-GCT Class A
Bear Stearns Adjustable Rate Mortgage			2.681% due 08/10/29 (Þ)	971	977
Trust			Countrywide Alternative Loan Trust
Series 2004-5 Class 2A
3.465% due 07/25/34 (~)(Ê)	498	495	Series 2005-J13 Class 2A7
			5.500% due 11/25/35	317	291
Bear Stearns Alternative-A Trust			Series 2006-13T1 Class A3
Series 2005-4 Class 24A1			6.000% due 05/25/36	2,645	2,157
3.031% due 05/25/35 (~)(Ê)	2,990	3,089
			Series 2007-15CB Class A5
BXP Trust			5.750% due 07/25/37	332	296
Series 2017-GM Class A
3.379% due 06/13/39 (Þ)	2,434	2,477	Series 2007-15CB Class A7
			6.000% due 07/25/37	941	853
CFCRE Commercial Mortgage Trust			Credit Suisse Mortgage Capital
Series 2016-C3 Class A3			Certificates
3.865% due 01/10/48	6,630	6,988	Series 2017-CHOP Class G
CHL Mortgage Pass-Through Trust			6.446% due 07/15/32 (Ê)(Þ)	1,500	1,498
Series 2004-11 Class 2A1			Credit Suisse Mortgage Trust
2.650% due 07/25/34 (~)(Ê)	1,152	1,154	Series 2014-11R Class 9A2
Series 2006-14 Class A4			0.674% due 10/27/36 (Ê)(Þ)	2,920	1,739
6.250% due 09/25/36	1,921	1,735	CSAIL Commercial Mortgage Trust
Series 2007-4 Class 1A10			Series 2015-C3 Class A3
6.000% due 05/25/37	3,334	2,723	3.447% due 08/15/48	270	279

See accompanying notes which are an integral part of the financial statements.

492 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2015-C4 Class E			5.500% due 2038	56	63
3.738% due 11/15/48 (~)(Ê)	3,610	2,643	4.500% due 2039	423	454
DBJPM Mortgage Trust			6.000% due 2039	344	389
Series 2016-C3 Class A5			6.000% due 2039	466	536
2.890% due 09/10/49	1,630	1,617	4.500% due 2040	128	138
DBUBS Mortgage Trust			5.500% due 2040	4,744	5,305
Series 2011-LC3A Class C			4.000% due 2041	758	798
5.510% due 08/10/44 (~)(Ê)(Þ)	320	345	4.500% due 2041	897	1,016
Deutsche Mortgage Securities, Inc. Re-			4.500% due 2041	595	640
REMIC Trust			5.000% due 2041	2,948	3,206
Series 2007-WM1 Class A1			3.000% due 2042	4,126	4,150
4.078% due 06/27/37 (~)(Ê)(Þ)	4,230	4,291	3.500% due 2043	3,781	3,904
Fannie Mae			3.500% due 2045	10,786	11,111
3.766% due 2020	5,036	5,244	4.000% due 2045	6,657	7,028
3.500% due 2021	117	122	3.000% due 2046	3,940	3,948
3.840% due 2021	3,629	3,822	3.500% due 2046	5,008	5,150
3.890% due 2021	1,792	1,889	4.000% due 2046	12,418	13,148
4.363% due 2021	5,444	5,742	4.500% due 2046	3,682	4,015
5.500% due 2021	38	39	5.000% due 2046	2,334	2,553
2.500% due 2022	2,221	2,245	3.000% due 2047	5,004	5,021
2.820% due 2022	2,447	2,501	4.000% due 2047	14,164	14,918
2.830% due 2022	2,250	2,302	4.000% due 2056	4,665	4,947
5.500% due 2022	192	201	4.500% due 2056	1,898	2,049
2.000% due 2023	7,298	7,296	5.500% due 2056	1,776	1,987
4.500% due 2023	33	36	3.500% due 2057	5,175	5,313
5.500% due 2023	131	137	15 Year TBA(Ï)
2.500% due 2024	4,313	4,361	2.500%	3,300	3,314
4.000% due 2024	38	40	3.000%	15,300	15,674
5.500% due 2024	305	324	3.500%	1,000	1,039
4.000% due 2025	1,304	1,371	30 Year TBA(Ï)
4.500% due 2025	29	31	2.500%	7,870	7,585
5.500% due 2025	282	294	3.000%	77,180	77,094
3.500% due 2026	1,353	1,405	3.500%	18,700	19,220
4.000% due 2026	529	555	4.000%	22,450	23,558
4.500% due 2026	91	103	Series 1997-281 Class 2
5.500% due 2026	79	88	Interest Only STRIP
2.500% due 2027	2,651	2,681	9.000% due 11/25/26 (Å)	12	2
2.940% due 2027	100	100	Series 2000-306 Class IO
2.964% due 2027	3,888	3,914	Interest Only STRIP
3.000% due 2027	1,453	1,492	8.000% due 05/25/30 (Å)	13	3
4.500% due 2027	754	766	Series 2001-317 Class 2
4.500% due 2027	373	419	Interest Only STRIP
5.500% due 2027	35	39	8.000% due 12/25/31 (Å)	19	6
3.500% due 2028	1,349	1,408
3.500% due 2030	1,263	1,313	Series 2002-320 Class 2
			Interest Only STRIP
2.600% due 2031	1,680	1,608	7.000% due 04/25/32 (Å)	6	1
5.000% due 2031	2,926	3,185
3.500% due 2032	1,816	1,891	Series 2003-343 Class 6
3.000% due 2033	4,098	4,193	Interest Only STRIP
3.500% due 2033	3,271	3,408	5.000% due 10/25/33	322	59
5.500% due 2034	642	718	Series 2003-345 Class 18
4.500% due 2035	3,181	3,437	Interest Only STRIP
5.500% due 2035	422	471	4.500% due 12/25/18	100	1
6.000% due 2035	421	480	Series 2003-345 Class 19
4.000% due 2036	46	49	Interest Only STRIP
5.500% due 2036	859	958	4.500% due 01/25/19	102	1
4.000% due 2037	46	49	Series 2005-365 Class 12
5.500% due 2037	260	290

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 493

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Interest Only STRIP			Series 2013-124 Class SB
5.500% due 12/25/35	927	178	Interest Only STRIP
Series 2006-369 Class 8			4.718% due 12/25/43 (Ê)	662	131
Interest Only STRIP			Series 2015-43 Class PA
5.500% due 04/25/36	134	28	3.500% due 01/25/43	1,746	1,787
Series 2014-C04 Class 1M2			Series 2016-23 Class ST
6.138% due 11/25/24 (Ê)	3,407	3,869	Interest Only STRIP
Series 2016-C04 Class 1M2			5.416% due 11/25/45 (Ê)	3,483	702
4.842% due 01/25/29 (Ê)	4,570	5,091	Series 2016-60 Class QS
Series 2017-C03 Class 1M2			Interest Only STRIP
4.237% due 10/25/29 (Ê)	1,950	2,017	5.516% due 09/25/46 (Ê)	1,205	202
Fannie Mae REMICS			Series 2016-61 Class BS
Series 1997-68 Class SC			Interest Only STRIP
Interest Only STRIP			5.516% due 09/25/46 (Ê)	3,323	514
7.945% due 05/18/27 (Å)(Ê)	17	3	Series 2017-6 Class PA
Series 2003-25 Class IK			3.500% due 06/25/46	13,533	13,931
Interest Only STRIP			Series 2017-76 Class SB
7.000% due 04/25/33 (Å)	50	12	Interest Only STRIP
Series 2003-32 Class UI			4.866% due 10/25/57 (Ê)	2,166	411
Interest Only STRIP			Series 2017-85 Class SC
6.000% due 05/25/33 (Å)	44	11	Interest Only STRIP
Series 2003-33 Class IA			4.963% due 11/25/47 (Ê)	700	121
Interest Only STRIP			Fannie Mae-Aces
6.500% due 05/25/33 (Å)	237	50	Series 2012-M8 Class ASQ2
Series 2003-35 Class IU			1.520% due 12/25/19	705	704
Interest Only STRIP			Series 2014-M13 Class AB2
6.000% due 05/25/33 (Å)	42	8	2.951% due 08/25/24 (~)(Ê)	3,549	3,595
Series 2003-35 Class UI			Series 2015-M11 Class A1
Interest Only STRIP			2.097% due 04/25/25	2,651	2,645
6.500% due 05/25/33 (Å)	52	13	Series 2016-M2 Class ABV2
Series 2003-64 Class JI			2.131% due 01/25/23	3,526	3,500
Interest Only STRIP			Series 2016-M3 Class ASQ2
6.000% due 07/25/33 (Å)	24	5	2.263% due 02/25/23	5,170	5,138
Series 2005-117 Class LC			Series 2016-M6 Class AB2
5.500% due 11/25/35	1,259	1,333	2.395% due 05/25/26	5,915	5,724
Series 2006-118 Class A1			Series 2016-M7 Class AV2
0.644% due 12/25/36 (Å)(Ê)	42	41	2.157% due 10/25/23	11,995	11,849
Series 2007-73 Class A1			FDIC Trust
0.644% due 07/25/37 (Å)(Ê)	382	375	Series 2010-R1 Class A
Series 2009-70 Class PS			2.184% due 05/25/50 (Þ)	1	1
Interest Only STRIP			First Horizon Mortgage Pass-Through
6.166% due 01/25/37 (Å)(Ê)	7,566	1,335	Trust
Series 2009-96 Class DB			Series 2005-AR4 Class 2A1
4.000% due 11/25/29	2,616	2,764	2.902% due 10/25/35 (~)(Ê)	966	920
Series 2010-95 Class S			Flagstar Mortgage Trust
Interest Only STRIP			Series 2017-2 Class A5
6.016% due 09/25/40 (Å)(Ê)	7,503	1,504	3.500% due 10/25/47 (~)(Ê)(Þ)	7,238	7,347
Series 2012-35 Class SC			Freddie Mac
			4.500% due 2020	7,110	7,246
Interest Only STRIP
5.266% due 04/25/42 (Ê)	31	6	8.500% due 2025	5	6
			3.500% due 2027	1,988	2,070
Series 2013-54 Class BS			8.500% due 2027	32	36
Interest Only STRIP			3.500% due 2030	1,098	1,146
4.918% due 06/25/43 (Ê)	336	69	3.000% due 2031	2,158	2,212
Series 2013-111 Class PL			3.000% due 2035	363	370
2.000% due 12/25/42	3,641	3,361	3.500% due 2035	1,914	1,990
Series 2013-119 Class NT			5.000% due 2035	33	36
4.000% due 12/25/43	3,600	3,781

See accompanying notes which are an integral part of the financial statements.

494 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.000% due 2036	1,686	1,717	4.500% due 12/15/33	1,300	1,441
4.000% due 2036	92	97	Series 2006-R007 Class ZA
6.000% due 2038	1,252	1,429	6.000% due 05/15/36	1,548	1,732
4.500% due 2039	5,658	6,116	Series 2011-3963 Class JB
5.500% due 2039	791	871	4.500% due 11/15/41	3,500	3,849
5.500% due 2040	1,168	1,298	Series 2011-3973 Class SA
4.000% due 2041	7,802	8,274	Interest Only STRIP
5.500% due 2041	1,683	1,881	5.331% due 12/15/41 (Ê)	117	23
3.500% due 2043	2,887	2,983	Series 2012-3997 Class PB
4.000% due 2044	4,748	5,029	4.000% due 02/15/42	4,000	4,195
3.500% due 2045	20,000	20,698	Series 2012-4045 Class HD
4.000% due 2045	4,045	4,246	4.500% due 07/15/41	1,991	2,126
4.000% due 2046	12,954	13,669	Series 2013-4233 Class MD
4.500% due 2046	763	822	1.750% due 03/15/25	812	810
3.000% due 2047	4,589	4,606	Series 2014-4423 Class VB
4.000% due 2047	6,153	6,461	3.500% due 06/15/33	1,090	1,123
30 Year TBA(Ï)			Freddie Mac Strips
3.000%	2,900	2,902	Series 1998-191 Class IO
4.000%	2,400	2,519
4.500%	4,000	4,273	Interest Only STRIP
Freddie Mac Multifamily Structured			8.000% due 01/01/28 (Å)	12	3
Pass-Through Certificates			Series 1998-194 Class IO
Series 2013-K024 Class A2			Interest Only STRIP
2.573% due 09/25/22	8,350	8,444	6.500% due 04/01/28 (Å)	27	5
Series 2013-K029 Class A2			Series 2001-212 Class IO
3.320% due 02/25/23 (~)(Ê)	7,940	8,307	Interest Only STRIP
Series 2015-K044 Class A2			6.000% due 05/01/31 (Å)	27	6
2.811% due 01/25/25	3,050	3,095	Series 2001-215 Class IO
Series 2015-K049 Class A2			Interest Only STRIP
3.010% due 08/25/25	10,000	10,251	8.000% due 06/15/31 (Å)	29	8
Series 2015-K051 Class A2			Series 2012-271 Class 30
3.308% due 09/25/25	7,730	8,073	3.000% due 08/15/42	6,025	5,959
Series 2016-K058 Class X1			Series 2014-334 Class S7
Interest Only STRIP			Interest Only STRIP
0.930% due 08/25/26 (~)(Ê)	25,174	1,696	5.562% due 08/15/44 (Ê)	1,318	268
Series 2016-KF15 Class A			Series 2016-353 Class S1
1.262% due 02/25/23 (Ê)	11,388	11,424	Interest Only STRIP
Series 2016-KF17 Class A			4.773% due 12/15/46 (Ê)	561	119
1.142% due 03/25/23 (Ê)	6,872	6,885	Freddie Mac Structured Agency Credit
			Risk Debt Notes
Freddie Mac REMICS			Series 2015-DNA2 Class M2
Series 1999-2129 Class SG			3.838% due 12/25/27 (Ê)	3,356	3,429
Interest Only STRIP
6.450% due 06/17/27 (Å)(Ê)	355	54	Series 2016-DNA4 Class M2
			2.291% due 03/25/29 (Ê)	1,890	1,915
Series 2000-2247 Class SC			Series 2017-DNA1 Class B1
Interest Only STRIP			5.729% due 07/25/29 (Ê)	830	889
6.962% due 08/15/30 (Å)(Ê)	12	2
			Series 2017-DNA1 Class M2
Series 2002-2463 Class SJ			4.028% due 07/25/29 (Ê)	1,940	2,041
Interest Only STRIP			Freddie Mac Whole Loan Securities
7.462% due 03/15/32 (Å)(Ê)	29	7	Trust
Series 2003-2610 Class UI			Series 2016-SC01 Class M1
Interest Only STRIP			3.883% due 07/25/46 (~)(Ê)	1,136	1,125
6.500% due 05/15/33 (Å)	8	2	Ginnie Mae
Series 2003-2624 Class QH			Series 1999-27 Class SE
5.000% due 06/15/33	442	485	Interest Only STRIP
Series 2003-2649 Class IM			8.058% due 08/16/29 (Å)(Ê)	46	8
Interest Only STRIP			Series 2012-135 Class IO
7.000% due 07/15/33 (Å)	66	17
Series 2003-2725 Class TA

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 495

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Interest Only STRIP			Hilton USA Trust
0.611% due 01/16/53 (~)(Ê)	13,784	496	Series 2016-HHV Class D
Series 2012-H27 Class AI			4.194% due 11/05/38 (~)(Ê)(Þ)	9,138	9,023
Interest Only STRIP			Series 2016-SFP Class A
1.752% due 10/20/62 (~)(Ê)	1,542	119	2.828% due 11/05/35 (Þ)	1,499	1,491
Series 2014-190 Class PL			HMH Trust
3.500% due 12/20/44	4,959	5,158	Series 2017-NSS Class E
Series 2016-21 Class ST			6.292% due 07/05/31 (Þ)	7,770	7,716
Interest Only STRIP			Hudsons Bay Simon JV Trust
5.588% due 02/20/46 (Ê)	2,461	378	Series 2015-HB7 Class A7
Series 2016-47 Class CB			3.914% due 08/05/34 (Þ)	3,403	3,478
4.000% due 04/20/46	2,461	2,636	Hyatt Hotel Portfolio Trust
Series 2016-82 Class PC			Series 2017-HYT2 Class C
3.500% due 06/20/46	3,355	3,362	2.289% due 08/09/20 (Ê)(Þ)	4,614	4,595
Series 2016-84 Class IG			IndyMac INDA Mortgage Loan Trust
Interest Only STRIP			Series 2007-AR1 Class 1A1
4.500% due 11/16/45	1,164	237	3.186% due 03/25/37 (~)(Ê)	1,293	1,259
Series 2016-135 Class SB			JPMDB Commercial Mortgage Securities
Interest Only STRIP			Trust
5.558% due 10/16/46 (Ê)	358	77	Series 2017-C7 Class XA
			1.059% due 10/15/50 (~)(Ê)	11,690	792
Series 2017-H15 Class KI			JPMorgan Chase Commercial Mortgage
Interest Only STRIP			Securities Trust
2.152% due 07/20/67 (~)(Ê)	606	85	Series 2004-LN2 Class B
Series 2017-H18 Class BI			5.446% due 07/15/41 (~)(Ê)	1,550	1,390
1.627% due 09/20/67 (~)(Ê)	7,712	812	Series 2015-MAR7 Class E
Ginnie Mae I			5.962% due 06/05/32 (Þ)	3,000	3,045
2.140% due 2023	2,764	2,705
4.500% due 2039	8,818	9,561	Series 2016-NINE Class A
			2.854% due 10/06/38 (~)(Ê)(Þ)	2,305	2,271
5.000% due 2039	3,513	3,841
4.500% due 2040	1,021	1,093	JPMorgan Mortgage Trust
4.500% due 2041	1,863	1,993	Series 2005-A4 Class 1A1
			2.991% due 07/25/35 (~)(Ê)	284	284
4.500% due 2042	205	219
3.000% due 2043	1,044	1,062	Series 2013-1 Class 2A2
			2.500% due 03/25/43 (~)(Ê)(Þ)	3,209	3,199
Ginnie Mae II
3.000% due 2046	2,662	2,696	Series 2017-2 Class A5
3.500% due 2046	3,285	3,412	3.500% due 05/25/47 (~)(Ê)(Þ)	9,208	9,386
3.500% due 2047	2,379	2,470	Series 2017-4 Class A5
			3.500% due 11/25/47 (~)(Ê)(Š)(Þ)	7,272	7,412
30 Year TBA(Ï)
3.000%	8,300	8,397	JPMorgan Resecuritization Trust
3.500%	12,800	13,277	Series 2009-5 Class 2A2
4.000%	600	630	2.064% due 01/26/37 (~)(Ê)(Þ)	4,983	4,504
Ginnie Mae REMICS			Series 2010-6 Class 2A1
			3.041% due 08/26/35 (~)(Ê)(Þ)	521	523
Series 2013-53 Class OI
Interest Only STRIP			LB Commercial Mortgage Trust
3.500% due 04/20/43	209	31	Series 2007-C3 Class AJ
			6.116% due 07/15/44 (~)(Ê)	535	536
Series 2017-H20 Class IB
Interest Only STRIP			LB-UBS Commercial Mortgage Trust
1.963% due 10/20/67 (~)(Ê)(Š)	300	39	Series 2007-C7 Class AJ
			6.449% due 09/15/45 (~)(Ê)	4,830	4,902
Grace Mortgage Trust
Series 2014-GRCE Class A			ML-CFC Commercial Mortgage Trust
3.369% due 06/10/28 (Þ)	2,614	2,697	Series 2007-5 Class AJ
			5.450% due 08/12/48 (~)(Ê)	994	824
GS Mortgage Securities Trust
4.744% due 10/10/32 (~)(Ê)	570	557	Series 2007-5 Class AJFL
			5.450% due 08/12/48 (~)(Ê)(Þ)	984	815
Series 2013-GC14 Class AS			Morgan Stanley Bank of America Merrill
4.507% due 08/10/46 (Þ)	1,630	1,753	Lynch Trust
Series 2015-GS1 Class C			Series 2015-C24 Class A4
4.570% due 11/10/48 (~)(Ê)	780	800	3.732% due 05/15/48	1,000	1,052

See accompanying notes which are an integral part of the financial statements.

496 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2015-C26 Class A3			Sequoia Mortgage Trust
3.211% due 10/15/48	5,055	5,110	Series 2013-2 Class A
Series 2016-C31 Class C			1.874% due 02/25/43 (~)(Ê)	3,030	2,865
4.322% due 11/15/49 (~)(Ê)	770	771	Series 2013-4 Class A1
Morgan Stanley Capital I Trust			2.325% due 04/25/43 (~)(Ê)	6,173	5,910
Series 2006-HQ8 Class C			Series 2013-5 Class A1
5.589% due 03/12/44 (~)(Ê)	366	363	2.500% due 05/25/43 (~)(Ê)(Þ)	2,250	2,184
Series 2007-IQ16 Class AM			Series 2014-4 Class A2
6.256% due 12/12/49 (~)(Ê)	1,590	1,591	3.500% due 11/25/44 (~)(Ê)(Þ)	758	773
Series 2007-T25 Class AJ			Series 2015-1 Class A1
5.574% due 11/12/49 (~)(Ê)	2,025	2,050	3.500% due 01/25/45 (~)(Ê)(Þ)	5,061	5,119
Series 2008-T29 Class AM			SG Commercial Mortgage Securities
6.477% due 01/11/43 (~)(Ê)	4,950	4,961	Trust
Series 2015-MS1 Class A4			Series 2016-C5 Class A4
3.779% due 05/15/48 (~)(Ê)	1,360	1,435	3.055% due 10/10/48	2,870	2,855
			Structured Adjustable Rate Mortgage
Series 2016-UBS9 Class A4			Loan Trust
3.594% due 03/15/49	1,425	1,482
Morgan Stanley Mortgage Capital			Series 2004-12 Class 2A
			2.735% due 09/25/34 (~)(Ê)	3,391	3,355
Holdings LLC Trust			Structured Asset Mortgage Investments
Series 2017-237P Class D			II Trust
3.865% due 09/13/39 (Þ)	5,268	5,125	Series 2004-AR7 Class A1B
Series 2017-237P Class XA			0.962% due 04/19/35 (Ê)	463	450
Interest Only STRIP			Series 2004-AR8 Class A1
0.467% due 09/13/39 (~)(Ê)(Þ)	58,208	1,831	1.242% due 05/19/35 (Ê)	1,400	1,377
Series 2017-237P Class XB			Towd Point Mortgage Trust
Interest Only STRIP			Series 2016-3 Class A1
0.175% due 09/13/39 (~)(Ê)(Þ)	35,996	297	2.250% due 04/25/56 (~)(Ê)(Þ)	2,719	2,701
Mortgage Repurchase Agreement
Financing Trust			Series 2017-3 Class A1
Series 2016-4 Class A1			2.750% due 06/25/57 (~)(Ê)(Þ)	4,875	4,891
2.435% due 05/10/19 (Ê)(Š)(Þ)	2,400	2,400	VSD LLC
MSCG Trust			3.600% due 12/25/43 (~)(Ê)	691	691
Series 2015-ALDR Class A2			Waldorf Astoria Boca Raton Trust
3.577% due 06/07/35 (~)(Ê)(Þ)	1,435	1,423	Series 2016-BOCA Class E
			4.888% due 06/15/29 (Å)(Ê)	4,000	4,011
Nomura Resecuritization Trust			Washington Mutual Mortgage Pass-
Series 2013-1R Class 3A12			Through Certificates Trust
0.694% due 10/26/36 (Ê)(Þ)	2,009	1,923	Series 2004-AR1 Class A
Series 2014-1R Class 5A3			2.783% due 03/25/34 (~)(Ê)	603	614
0.684% due 10/26/36 (Ê)(Š)(Þ)	4,173	4,053	Series 2004-AR13 Class A1A
Series 2015-4R Class 1A14			1.304% due 11/25/34 (Ê)	2,149	2,131
0.739% due 03/26/47 (Ê)(Þ)	5,270	3,516	Series 2005-AR6 Class 2A1A
Series 2015-4R Class 2A2			0.822% due 04/25/45 (Ê)	4,063	3,989
0.674% due 10/26/36 (Ê)(Þ)	3,250	2,277	Series 2006-AR10 Class 1A1
Series 2015-8R Class 4A4			2.821% due 09/25/36 (~)(Ê)	2,989	2,908
1.369% due 11/25/47 (~)(Ê)(Þ)	7,732	3,524	Series 2007-HY5 Class 3A1
Series 2015-11R Class 3A2			4.322% due 05/25/37 (~)(Ê)	2,771	2,630
2.747% due 05/25/36 (~)(Ê)(Š)(Þ)	1,272	1,256	Wells Fargo Commercial Mortgage Trust
One Market Plaza Trust			Series 2015-NXS1 Class D
Series 2017-1MKT Class C			4.241% due 05/15/48 (~)(Ê)	40	35
4.016% due 02/10/32 (Þ)	1,041	1,079	Series 2016-BNK1 Class A3
Series 2017-1MKT Class D			2.652% due 08/15/49	3,220	3,137
4.146% due 02/10/32 (Þ)	2,675	2,725	Series 2016-C37 Class C
Series 2017-1MKT Class E			4.495% due 12/15/49 (~)(Ê)	960	990
4.142% due 02/10/32 (Å)	4,080	4,034	Series 2017-C39 Class C
RBS Commercial Funding, Inc. Trust			4.118% due 09/15/50	810	811
Series 2013-GSP Class A			Series 2017-RB1 Class XA
3.961% due 01/13/32 (~)(Ê)(Þ)	1,055	1,100

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 497

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
		or Shares	$			or Shares	$
Interest Only STRIP				Colombian TES
1.288% due 03/15/50 (~)(Ê)		9,058	855	Series B
Wells Fargo Mortgage Backed Securities				10.000% due 07/24/24	COP	36,879,700	14,508
Trust				6.000% due 04/28/28	COP	5,001,300	1,556
Series 2004-CC Class A1				Ireland Government International Bond
2.888% due 01/25/35 (~)(Ê)		1,588	1,617	5.400% due 03/13/25	EUR	6,540	10,408
Series 2005-AR7 Class 2A1				Malaysia Government International Bond
3.087% due 05/25/35 (~)(Ê)		641	637	Series 0116
Series 2005-AR8 Class 1A1				3.800% due 08/17/23	MYR	20,630	4,840
2.947% due 06/25/35 (~)(Ê)		2,530	2,579	Series 0215
Series 2006-6 Class 1A8				3.795% due 09/30/22	MYR	2,580	611
5.750% due 05/25/36		543	544	Series 0314
Series 2006-8 Class A15				4.048% due 09/30/21	MYR	6,770	1,620
6.000% due 07/25/36		1,039	1,046	Series 0315
Series 2006-11 Class A9				3.659% due 10/15/20	MYR	50	12
6.500% due 09/25/36		457	443	Series 0414
Series 2006-13 Class A5				3.654% due 10/31/19	MYR	11,660	2,772
6.000% due 10/25/36		2,141	2,121	Series 0515
WFRBS Commercial Mortgage Trust				3.759% due 03/15/19	MYR	3,040	723
Series 2014-C19 Class A3				Mexican Bonos
3.660% due 03/15/47		1,780	1,842	Series M 20
Series 2014-C24 Class D				7.500% due 06/03/27	MXN	11,443	605
3.692% due 11/15/47 (Þ)		930	635	Series M 30
Worldwide Plaza Trust				10.000% due 11/20/36	MXN	66,820	4,367
Series 2017-WWP Class A				8.500% due 11/18/38	MXN	61,980	3,568
3.526% due 11/10/36		2,648	2,727	Series M
			962,911	8.000% due 06/11/20	MXN	8,710	465
Municipal Bonds - 0.3%				7.750% due 05/29/31	MXN	14,850	799
Municipal Electric Authority of Georgia				7.750% due 11/13/42	MXN	224,650	11,962
Revenue Bonds				8.000% due 11/07/47	MXN	32,340	1,771
6.637% due 04/01/57		4,755	6,020	New Zealand Government International
7.055% due 04/01/57		820	995	Bond
RIB Floater Trust				Series 0423
1.340% due 07/01/22 (~)(Ê)(Þ)		2,415	2,415	5.500% due 04/15/23	NZD	2,490	1,967
RIB Floater Trust Various States				Series 0427
Revenue Bonds				4.500% due 04/15/27	NZD	2,650	2,046
0.970% due 08/15/22 (~)(Ê)(Þ)		2,860	2,860
Tender Option Bond Trust Receipts/				Series 0521
Certificates General Obligation				6.000% due 05/15/21	NZD	23,855	18,443
Unlimited				Series 0925
1.480% due 08/01/49 (~)(Ê)(Þ)		3,000	3,000	2.000% due 09/20/25	NZD	3,440	2,563
			15,290	Norway Government International Bond
Non-US Bonds - 3.7%				Series 473
Australia Government International				4.500% due 05/22/19 (Þ)	NOK	29,760	3,866
Bond				Series 477
Series 126				1.750% due 03/13/25 (Þ)	NOK	6,850	858
4.500% due 04/15/20	AUD	14,350	11,665	Peru Government International Bond
Series 133				5.700% due 08/12/24	PEN	17,840	5,821
5.500% due 04/21/23	AUD	3,210	2,860	6.900% due 08/12/37	PEN	16,880	5,707
Series 140				Republic of Argentina Government
4.500% due 04/21/33	AUD	6,360	5,794	International Bond
Brazil Notas do Tesouro Nacional				18.200% due 10/03/21	ARS	27,640	1,640
Series NTNB				Series POM
6.000% due 05/15/45	BRL	991	1,027	27.146% due 06/21/20 (Ê)	ARS	930	58
				Republic of Poland Government
Series NTNF				International Bond
10.000% due 01/01/21	BRL	24,242	7,855	Series 0421
10.000% due 01/01/23	BRL	20,721	6,659	2.000% due 04/25/21	PLN	5,640	1,534
10.000% due 01/01/25	BRL	16,600	5,300	Series 1020

See accompanying notes which are an integral part of the financial statements.

498 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
		or Shares	$		or Shares	$
5.250% due 10/25/20	PLN	4,690	1,406	1.375% due 01/31/20	9,529	9,472
Series 1021				3.625% due 02/15/20	14,000	14,621
5.750% due 10/25/21	PLN	5,970	1,844	1.375% due 02/29/20	8,483	8,426
Series 1023				3.500% due 05/15/20	20,794	21,734
4.000% due 10/25/23	PLN	4,470	1,299	1.375% due 05/31/20	3,890	3,859
Republic of South Africa Government				1.500% due 05/31/20	14,177	14,106
International Bond				2.625% due 08/15/20	30,283	31,025
Series R186				2.125% due 08/31/20	29,287	29,605
10.500% due 12/21/26	ZAR	28,030	2,148	1.375% due 09/30/20	53,550	52,998
Series R207				1.750% due 12/31/20	38,025	37,985
7.250% due 01/15/20	ZAR	3,280	229	1.125% due 07/31/21	70,760	68,864
Series R209				1.250% due 10/31/21	112,375	109,571
6.250% due 03/31/36	ZAR	18,980	926	2.000% due 11/15/21	51,030	51,247
Series R214				1.625% due 04/30/23	12,000	11,708
6.500% due 02/28/41	ZAR	101,310	4,877	1.250% due 07/31/23	34,653	33,027
Russian Federal Bond - OFZ				2.500% due 08/15/23	11,585	11,829
Series 6207				6.250% due 08/15/23	9,795	12,010
8.150% due 02/03/27	RUB	192,010	3,431	1.375% due 08/31/23	12,000	11,507
Series 6212				1.625% due 10/31/23	39,665	38,523
7.050% due 01/19/28	RUB	36,116	599	2.750% due 11/15/23	11,322	11,714
Series 6219				2.750% due 02/15/24	1,283	1,326
7.750% due 09/16/26	RUB	206,670	3,595	2.500% due 05/15/24	31,869	32,453
Singapore Government International				2.250% due 10/31/24	6,460	6,468
Bond				1.625% due 05/15/26	29,000	27,408
1.625% due 10/01/19	SGD	490	361	1.500% due 08/15/26	31,725	29,607
2.000% due 07/01/20	SGD	1,060	789	1.625% due 08/15/27	23,080	21,867
2.250% due 06/01/21	SGD	2,300	1,723	2.250% due 08/15/27	149,075	147,422
1.250% due 10/01/21	SGD	620	448	6.250% due 05/15/30	10,000	14,123
3.125% due 09/01/22	SGD	1,570	1,226	4.500% due 02/15/36	4,000	5,120
2.750% due 07/01/23	SGD	2,650	2,039	3.500% due 02/15/39	1,970	2,217
3.000% due 09/01/24	SGD	2,860	2,235	4.250% due 05/15/39	4,105	5,119
2.375% due 06/01/25	SGD	1,250	939	4.625% due 02/15/40	10,154	13,315
2.125% due 06/01/26	SGD	840	618	3.750% due 11/15/43	27,450	32,055
3.500% due 03/01/27	SGD	2,050	1,673	2.500% due 02/15/45	9,810	9,119
			178,655	3.000% due 05/15/45	14,840	15,221
United States Government Treasuries - 28.9%				2.500% due 02/15/46	3,200	2,964
United States Treasury Inflation Indexed				2.250% due 08/15/46	21,400	18,748
Bonds				2.875% due 11/15/46	5,000	4,996
2.125% due 01/15/19		22,869	23,518	3.000% due 02/15/47	28,420	29,107
0.125% due 01/15/23		31,109	30,971	3.000% due 05/15/47	16,160	16,551
0.375% due 07/15/25		20,704	20,682	2.750% due 08/15/47	78,560	76,525
0.375% due 07/15/27		11,792	11,660
3.875% due 04/15/29		1,493	2,025			1,404,357
2.125% due 02/15/40		18,211	22,932	Total Long-Term Investments
1.375% due 02/15/44		9,293	10,267	(cost $4,372,621)		4,404,949
0.750% due 02/15/45		12,870	12,307

1.000% due 02/15/46		8,140	8,276	Common Stocks - 0.0%
United States Treasury Notes
1.250% due 12/15/18		19,700	19,643	Financial Services - 0.0%
1.500% due 01/31/19		16,405	16,401	Escrow GM Corp. (Å)(Š)	420,000	—
1.500% due 02/28/19		18,346	18,337	Total Common Stocks
1.500% due 03/31/19		10,000	9,995	(cost $—)		—
1.625% due 03/31/19		2,465	2,468
0.875% due 04/15/19		20,345	20,149
1.125% due 05/31/19		3,090	3,070	Options Purchased - 0.0%
1.625% due 06/30/19		55,480	55,519	(Number of Contracts)
1.500% due 11/30/19		10,002	9,976	Cross Currency Options
1.625% due 12/31/19		10,601	10,599	(USD/CHF)

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 499

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
		Principal		Fair		Principal	Fair
	Amount ($)			Value		Amount ($)	Value
		or Shares		$		or Shares	$
HSBC Nov 2017 1.00 Call (1)	USD	5,900	(ÿ)	33	America Movil SAB de CV
Cross Currency Options					5.625% due 11/15/17	250	250
(USD/EUR)
JPMorgan Chase Nov 2017 1.17					American Honda Finance Corp.
Call (1)	USD	11,800	(ÿ)	91	1.627% due 12/11/17 (Ê)	570	570
HSBC Nov 2017 1.17 Call (1)	USD	11,800	(ÿ)	82	Anheuser-Busch InBev Worldwide, Inc.
Cross Currency Options					1.671% due 01/02/18 (Þ)(~)	2,500	2,494
(USD/JPY)
JPMorgan Chase Nov 2017 91.00					1.712% coupon due 06/04/18 (Þ)(~)	750	743
Call (1)	CAD	7,300	(ÿ)	3	Anthem, Inc.
Citigroup Nov 2017 112.75 Put (1)	USD	11,600	(ÿ)	16	1.875% due 01/15/18	2,225	2,227
Goldman Sachs Nov 2017 113.00					Apache Corp.
Put (1)	USD	11,600	(ÿ)	22
Cross Currency Options					6.900% due 09/15/18	1,140	1,189
(USD/TRY)					Assurant, Inc.
HSBC Nov 2017 3.60 Call (1)	USD	6,200	(ÿ)	327	2.500% due 03/15/18	2,303	2,311
Goldman Sachs Nov 2017 1.19					AT&T, Inc.
Put (1)	USD	12,400	(ÿ)	—	5.500% due 02/01/18	1,600	1,615
Citigroup Nov 2017 3.44 Put (1)	USD	6,200	(ÿ)	—
Goldman Sachs Dec 2017 3.60					Bank of America NA
Put (1)	USD	8,850	(ÿ)	8	Series BKNT
Eurodollar Futures					1.750% due 06/05/18	5,365	5,368
Merrill Lynch Nov 2017 98.38 Call					Bank of Montreal
(183)	USD	45,007	(ÿ)	1	Series YCD
Merrill Lynch Jan 2018 98.50 Call					1.644% due 08/16/18 (Ê)(~)	5,800	5,800
(96)	USD	23,640	(ÿ)	2	Barclays Bank PLC
Merrill Lynch Mar 2018 98.25
Put (80)	USD	19,650	(ÿ)	5	6.050% due 12/04/17 (Þ)	200	201
United States 10 Year					Capital One NA
Treasury Note Futures					2.350% due 08/17/18	3,705	3,717
Merrill Lynch Dec 2017 123.50					Series BKNT
Put (140)	USD	17,290	(ÿ)	13	1.650% due 02/05/18	2,900	2,899
Merrill Lynch Dec 2017 125.50
Call (58)	USD	7,279	(ÿ)	15	CF Industries, Inc.
Merrill Lynch Dec 2017 126.00					6.875% due 05/01/18	400	410
Call (102)	USD	12,852	(ÿ)	13	Chariot Funding LLC
Merrill Lynch Jan 2018 124.00					1.425% due 01/02/18 (Þ)(~)	500	499
Put (112)	USD	13,888	(ÿ)	54	Chevron Corp.
Merrill Lynch Jan 2018 125.50
Call (29)	USD	3,640	(ÿ)	11	1.076% due 11/15/17 (Ê)	1,595	1,595
United States 5 Year					1.411% due 05/16/18 (Ê)	875	877
Treasury Note Futures					Citigroup, Inc.
Merrill Lynch Dec 2017 117.25					1.630% due 11/24/17 (Ê)	3,600	3,601
Call (78)	USD	9,146	(ÿ)	19
Merrill Lynch Dec 2017 117.00					1.800% due 02/05/18	6,315	6,316
Put (28)	USD	3,276	(ÿ)	5	2.150% due 07/30/18	3,715	3,724
United States Treasury					Commonwealth Bank of Australia
Bond Futures
Merrill Lynch Dec 2017 153.00					1.748% due 01/12/18 (Ê)(Þ)(~)	5,000	5,005
Call (33)	USD	5,049	(ÿ)	30	1.374% due 07/09/18 (Ê)(Þ)(~)	4,000	4,000
Merrill Lynch Dec 2017 154.00					ConocoPhillips Co.
Call (36)	USD	5,544	(ÿ)	20	1.050% due 12/15/17	357	357
Total Options Purchased					Credit Suisse AG
(cost $895)				770	1.750% due 01/29/18	5,245	5,248
					Daimler Finance NA LLC
Short-Term Investments - 11.7%					2.000% due 08/03/18 (Þ)	6,630	6,642
Aetna, Inc.					Danske Corp.
1.700% due 06/07/18		1,625		1,625	Series A

See accompanying notes which are an integral part of the financial statements.

500 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($)	Value			Amount ($)		Value
	or Shares	$			or Shares		$
1.745% due 02/16/18 (Þ)(~)	2,910	2,898	HSBC USA, Inc.
DCP Midstream Operating, LP			1.704% due 01/18/18 (Ê)(Þ)(~)		2,500		2,502
2.500% due 12/01/17	685	685	International Lease Finance Corp.
DZ Bank AG			7.125% due 09/01/18 (Þ)		1,000		1,042
Series YCD			JPMorgan Chase & Co.
1.686% due 08/16/18 (Ê)(~)	3,750	3,749	Series H
Energy Future Intermediate Holding Co.			1.700% due 03/01/18		990		990
LLC Term Loan			Merck & Co. , Inc.
0.000% coupon due 06/28/18 (Ê)(v)	930	936	0.986% due 05/18/18 (Ê)		8,385		8,401
Fannie Mae			Metropolitan Life Global Funding I
3.170% due 08/01/18	6,706	6,729	1.350% due 09/14/18 (Þ)		7,560		7,528
Fannie Mae REMICS			Mizuho Bank, Ltd.
Series 2003-35 Class FY			Series YCD
0.984% due 05/25/18 (Ê)	8	8	1.439% due 02/14/18 (Ê)(~)		7,000		7,002
Fannie Mae-Aces			Morgan Stanley
Series 2013-M4 Class ASQ2			5.950% due 12/28/17		1,000		1,007
1.451% due 02/25/18	1,136	1,135	New York Life Global Funding
Series 2015-M1 Class ASQ2			1.450% due 12/15/17 (Þ)		4,880		4,880
1.626% due 02/25/18	3,433	3,430
Federal Home Loan Bank Discount			Old Line Funding LLC
Notes			1.348% due 03/12/18 (Ê)(Þ)(~)		6,000		6,000
1.131% due 01/26/18 (~)	3,230	3,221	Pfizer, Inc.
1.155% due 02/28/18 (~)	3,380	3,367	1.620% due 06/15/18 (Ê)		7,545		7,558
Ford Motor Credit Co. LLC			Province of Quebec Canada
1.724% due 12/06/17	1,000	1,000	Series MTN
			1.161% due 09/04/18 (Ê)		1,895		1,898
2.551% due 10/05/18	6,680	6,720
			Rockies Express Pipeline LLC
Series FXD
			6.850% due 07/15/18 (Þ)		1,400		1,439
2.145% due 01/09/18	4,065	4,069
			Sanofi
Freddie Mac
			0.012% due 12/20/17 (ç)(Þ)(~)		3,250		3,245
4.500% due 08/01/18	2,320	2,365	Singapore Government International
3.500% due 12/01/99 (Ï)	5,100	5,233	Bond
Freddie Mac Multifamily Structured			0.500% due 04/01/18	SGD	2,130		1,558
Pass-Through Certificates			Sky PLC
Series 2011-K702 Class X1
Interest Only STRIP			6.100% due 02/15/18 (Þ)		2,710		2,743
1.617% due 02/25/18 (Ê)	44,886	57	State Street Corp.
GE Capital Treasury Services LLC			4.956% due 03/15/18		1,000		1,012
1.303% due 04/04/18 (Ê)(~)	4,000	4,000	Toronto-Dominion Bank (The)
			Series YCD
General Electric Co.
			1.419% due 06/20/18 (Ê)(~)		6,225		6,224
5.250% due 12/06/17	1,910	1,917
			Total Capital Canada, Ltd.
General Motors Co.
			1.450% due 01/15/18		5,000		4,999
3.500% due 10/02/18	380	386
			Toyota Motor Credit Corp.
Gotham Funding Corp.			Series GMTN
1.000% due 01/03/18 (~)	800	798	1.819% due 07/13/18 (Ê)		525		526
Harris Corp.			U. S. Cash Management Fund(@)		295,799,761	(8)	295,829
1.999% due 04/27/18	1,226	1,227	UBS AG
HBOS PLC			Series BKNT
Series GMTN			1.800% due 03/26/18		6,200		6,207
6.750% due 05/21/18 (Þ)	1,000	1,026	United States Treasury Bills
Hewlett Packard Enterprise Co.			0.461% due 11/02/17 (~)		875		875
2.850% due 10/05/18	1,595	1,608

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 501

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal	Fair
	Amount ($)	Value
	or Shares	$
0.870% due 11/09/17 (ç)(~)	2,800	2,799
0.870% due 11/09/17 (ç)(~)	3,400	3,399
0.978% due 11/30/17 (ç)(~)	2,200	2,198
0.973% due 12/07/17 (ç)(~)	27,520	27,493
1.071% due 01/11/18	7,850	7,834
1.091% due 01/18/18	800	798
1.178% due 03/01/18	12,030	11,983
United States Treasury Notes
0.875% due 03/31/18	3,005	3,000
UnitedHealth Group, Inc.
1.900% due 07/16/18	3,765	3,773
Verizon Communications, Inc.
3.069% due 09/14/18 (Ê)	1,010	1,025
Vodafone Group PLC
1.961% coupon due 09/04/18 (Þ)(~)	4,125	4,058
Voya Financial, Inc.
2.900% due 02/15/18	675	677
Westpac Banking Corp.
1.395% due 08/02/18 (Ê)(Þ)(~)	3,000	2,999
Total Short-Term Investments
(cost $571,219)		571,348

Total Investments 102.3%
(identified cost $4,944,735)		4,977,067

Other Assets and Liabilities,
Net - (2.3%)		(113,024)

Net Assets - 100.0%		4,864,043

See accompanying notes which are an integral part of the financial statements.

502 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
0.7%
A10 Securitization LLC	05/19/16	4,391,000	99.97	4,390	4,323
BCAP LLC Trust	11/26/13	1,794,614	104.42	1,874	1,817
Bear Stearns Second Lien Trust	10/22/15	320,040	96.71	309	318
Citigroup Mortgage Loan Trust, Inc.	08/03/15	2,035,246	89.03	1,812	2,033
Escrow GM Corp.	04/21/11	420,000	—	—	—
Fannie Mae	09/19/08	12,008	19.76	2	2
Fannie Mae	09/19/08	5,700	25.02	1	1
Fannie Mae	09/19/08	12,672	26.81	3	3
Fannie Mae	04/27/10	19,374	30.00	6	6
Fannie Mae REMICS	09/15/00	17,185	16.05	3	3
Fannie Mae REMICS	06/12/01	7,565,849	17.58	1,330	1,335
Fannie Mae REMICS	04/25/05	42,099	20.06	8	8
Fannie Mae REMICS	04/25/05	237,266	20.93	50	50
Fannie Mae REMICS	02/28/07	41,735	99.93	42	41
Fannie Mae REMICS	08/17/07	382,220	99.22	379	375
Fannie Mae REMICS	09/19/08	23,851	19.06	5	5
Fannie Mae REMICS	09/19/08	49,641	23.23	12	12
Fannie Mae REMICS	09/19/08	52,226	24.40	13	13
Fannie Mae REMICS	09/19/08	43,894	25.21	11	11
Fannie Mae REMICS	07/08/09	7,503,270	20.09	1,508	1,504
Freddie Mac REMICS	04/14/03	29,016	22.51	7	7
Freddie Mac REMICS	06/11/03	7,601	23.33	2	2
Freddie Mac REMICS	03/15/04	12,184	15.14	2	2
Freddie Mac REMICS	09/19/08	354,560	15.29	54	54
Freddie Mac REMICS	09/19/08	66,045	25.33	17	17
Freddie Mac Strips	09/19/08	26,586	19.05	5	5
Freddie Mac Strips	09/19/08	26,796	22.75	6	6
Freddie Mac Strips	09/19/08	11,714	22.80	3	3
Freddie Mac Strips	09/19/08	28,926	27.07	8	8
Ginnie Mae	01/20/10	45,921	18.34	8	8
GSAA Trust	10/21/15	2,726,864	86.11	2,348	2,425
Irwin Home Equity Loan Trust	06/30/15	2,397,838	102.26	2,452	2,436
Irwin Home Equity Loan Trust	05/04/16	991,622	102.11	1,013	1,006
One Market Plaza Trust	02/15/17	4,080,000	97.59	3,982	4,034
Voya CLO, Ltd.	03/31/17	9,480,000	100.04	9,483	9,529
Waldorf Astoria Boca Raton Trust	07/12/16	4,000,000	100.00	4,000	4,011
					35,413
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 503

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
1011778 B. C. Unlimited Liability Co. 1st Lien Term Loan B	USD 3 Month LIBOR	2.250
Accredited Mortgage Loan Trust	USD 1 Month LIBOR	0.280
Accredited Mortgage Loan Trust	USD 1 Month LIBOR	0.260
ACE Securities Corp. Home Equity Loan Trust	USD 1 Month LIBOR	0.675
Air Medical Group Holdings, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	3.250
Albertson's LLC Term Loan B4	USD 1 Month LIBOR	2.750
Albertson's LLC Term Loan B6	USD 3 Month LIBOR	3.000
American Airlines, Inc. Term Loan B	USD 1 Month LIBOR	2.000
American Axle & Manufacturing, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.250
American Builders & Contractors Supply Co. , Inc. Term Loan B	USD 1 Month LIBOR	2.500
American Express Credit Corp.	USD 3 Month LIBOR	0.550
American Honda Finance Corp.	USD 3 Month LIBOR	0.310
American Honda Finance Corp.	USD 3 Month LIBOR	0.340
Apple, Inc.	USD 3 Month LIBOR	0.820
Apple, Inc.	USD 3 Month LIBOR	0.300
Aristocrat International Pty, Ltd. Term Loan B2	USD 3 Month LIBOR	2.000
Asset-Backed Funding Trust Certificates	USD 1 Month LIBOR	0.540
Australia & New Zealand Banking Group, Ltd.	USD 3 Month LIBOR	0.500
Avolon LLC Term Loan B	USD 1 Month LIBOR	2.550
BAC Capital Trust XIV	USD 3 Month LIBOR	0.400
Bank of America Corp.	USD 3 Month LIBOR	0.630
Bank of America Corp.	USD 3 Month LIBOR	1.575
Bank of America Corp.	USD 3 Month LIBOR	3.705
Bank of America Corp.	USD 3 Month LIBOR	1.370
Bank of America Corp.	USD 3 Month LIBOR	0.660
Bank of Montreal	USD 3 Month LIBOR	0.330
Bank of Nova Scotia (The)	USD 3 Month LIBOR	0.660
BankAmerica Capital III	USD 3 Month LIBOR	0.570
Barclays Bank PLC	USD 3 Month LIBOR	1.550
Beacon Roofing Supply, Inc. Term Loan B	USD 3 Month LIBOR	2.250
Bear Stearns Second Lien Trust	USD 1 Month LIBOR	0.640
Berry Plastics Global, Inc. 1st Lien Term Loan N	USD 3 Month LIBOR	2.250
Berry Plastics Group, Inc Term Loan M	USD 1 Month LIBOR	2.250
	USD Swap Semiannual 30/360 (versus 3 Month
BHP Billiton Finance USA, Ltd.	LIBOR) 5 Year Rate	5.093
BNC Mortgage Loan Trust	USD 1 Month LIBOR	0.310
Boyd Gaming Corp. Term Loan B	USD 1 Week LIBOR	2.500
Caesars Resort Collection LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Canadian Imperial Bank of Commerce	USD 3 Month LIBOR	0.330
Capital One Multi-Asset Execution Trust	USD 1 Month LIBOR	0.380
Cedar Funding VI CLO, Ltd.	USD 3 Month LIBOR	1.470
Centex Home Equity Loan Trust	USD 1 Month LIBOR	0.250
CenturyLink, Inc. Term Loan B	USD 12 Month LIBOR	0.000
Change Healthcare Holdings LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.750

See accompanying notes which are an integral part of the financial statements.

504 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Charter Communications Operating LLC 1st Lien Term Loan	USD 1 Month LIBOR	2.250
Chevron Corp.	USD 3 Month LIBOR	0.170
Chevron Corp.	USD 3 Month LIBOR	0.500
	U. S. Treasury Yield Curve Rate T Note Constant
Citigroup Mortgage Loan Trust, Inc.	Maturity 1 Year	2.400
Citigroup Mortgage Loan Trust, Inc.	USD 1 Month LIBOR	0.250
Citigroup, Inc.	USD 3 Month LIBOR	0.700
Citigroup, Inc.	USD 3 Month LIBOR	3.905
CityCenter Holdings, LLC Term Loan B	USD 1 Month LIBOR	2.500
Cold Storage Trust	USD 1 Month LIBOR	2.100
Commonwealth Bank of Australia	USD 1 Month LIBOR	0.520
Commonwealth Bank of Australia	USD 1 Month LIBOR	0.150
Cooperatieve Rabobank UA	USD 3 Month LIBOR	10.868
Countrywide Asset-Backed Certificates	USD 1 Month LIBOR	0.140
Countrywide Asset-Backed Certificates	USD 1 Month LIBOR	0.520
Credit Agricole SA	USD 3 Month LIBOR	6.982
	USD Swap Semiannual 30/360 (versus 3 Month
Credit Suisse Group AG	LIBOR) 5 Year Rate	3.455
Credit Suisse Group AG	USD 3 Month LIBOR	1.200
Credit Suisse Mortgage Capital Certificates	USD 1 Month LIBOR	5.620
Credit Suisse Mortgage Trust	USD 1 Month LIBOR	0.140
CSC Holdings, LLC 1st Lien Term Loan	USD 1 Month LIBOR	2.250
CWGS Group LLC Term Loan	USD 1 Month LIBOR	3.000
Danske Bank A/S	USD 3 Month LIBOR	0.510
Dell, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	2.000
Dryden 34 Senior Loan Fund	USD 3 Month LIBOR	1.160
Dryden 37 Senior Loan Fund	USD 3 Month LIBOR	1.500
Dryden XXVIII Senior Loan Fund	USD 3 Month LIBOR	1.200
DZ Bank AG	USD 3 Month LIBOR	0.370
eBay, Inc.	USD 3 Month LIBOR	0.480
Energy Future Intermediate Holding Co. LLC Term Loan	USD 1 Month LIBOR	3.000
EnLink Midstream Partners, LP	USD 3 Month LIBOR	4.110
Enterprise Products Operating LLC	USD 3 Month LIBOR	3.708
Enterprise Products Operating LLC	USD 3 Month LIBOR	2.680
Exxon Mobil Corp.	USD 3 Month LIBOR	0.150
Fannie Mae	USD 1 Month LIBOR	4.900
Fannie Mae	USD 1 Month LIBOR	3.000
Fannie Mae	USD 1 Month LIBOR	4.250
Fannie Mae REMICS	USD 1 Month LIBOR	6.150
Fannie Mae REMICS	USD 1 Month LIBOR	6.100
Fannie Mae REMICS	USD 1 Month LIBOR	6.100
Fannie Mae REMICS	USD 1 Month LIBOR	6.200
Fannie Mae REMICS	USD 1 Month LIBOR	6.100
Fannie Mae REMICS	USD 1 Month LIBOR	0.400
Fannie Mae REMICS	USD 1 Month LIBOR	6.500

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 505

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Fannie Mae REMICS	USD 1 Month LIBOR	6.000
Fannie Mae REMICS	USD 1 Month LIBOR	5.950
Fannie Mae REMICS	USD 1 Month LIBOR	6.750
Fannie Mae REMICS	USD 1 Month LIBOR	8.500
Fannie Mae REMICS	USD 1 Month LIBOR	6.600
Fannie Mae REMICS	USD 1 Month LIBOR	0.060
Fannie Mae REMICS	USD 1 Month LIBOR	0.060
Farmers Exchange Capital III	USD 3 Month LIBOR	3.454
Fieldstone Mortgage Investment Trust	USD 1 Month LIBOR	1.950
First Data Corp. 1st Lien Term Loan	USD 1 Month LIBOR	2.500
Ford Credit Auto Owner Trust	USD 1 Month LIBOR	0.070
Freddie Mac Multifamily Structured Pass-Through Certificates	USD 1 Month LIBOR	0.550
Freddie Mac Multifamily Structured Pass-Through Certificates	USD 1 Month LIBOR	0.670
Freddie Mac REMICS	USD 1 Month LIBOR	6.490
Freddie Mac REMICS	USD 1 Month LIBOR	8.000
Freddie Mac REMICS	USD 1 Month LIBOR	7.500
Freddie Mac REMICS	USD 1 Month LIBOR	7.000
Freddie Mac Strips	USD 1 Month LIBOR	6.100
Freddie Mac Strips	USD 1 Month LIBOR	6.000
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	2.600
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	4.950
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	3.250
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	1.300
GE Capital Treasury Services LLC	USD 1 Month LIBOR	0.070
General Electric Co.	USD 3 Month LIBOR	0.800
Ginnie Mae	USD 1 Month LIBOR	8.600
Ginnie Mae	USD 1 Month LIBOR	6.100
Ginnie Mae	USD 1 Month LIBOR	6.150
Golden Nugget, Inc. Incremental Term Loan	USD 1 Month LIBOR	3.250
Goldman Sachs Capital II	USD 3 Month LIBOR	0.768
Goldman Sachs Group, Inc. (The)	USD 3 Month LIBOR	1.750
Goldman Sachs Group, Inc. (The)	USD 3 Month LIBOR	1.201
Greenpoint Manufactured Housing Contract Trust	USD 1 Month LIBOR	2.000
GSAMP Trust	USD 1 Month LIBOR	0.150
HCA, Inc. Term Loan B8	USD 1 Month LIBOR	2.250
Hilton Worldwide Finance LLC Term Loan B2	USD 1 Month LIBOR	2.000
Home Equity Asset Trust	USD 1 Month LIBOR	0.410
Home Equity Asset Trust	USD 1 Month LIBOR	0.390
Home Equity Asset Trust	USD 1 Month LIBOR	0.280
HSBC Bank PLC	USD 6 Month LIBOR	0.250
HSBC Holdings PLC	USD 3 Month LIBOR	1.055
HSBC USA, Inc.	USD 3 Month LIBOR	0.350
HSI Asset Securitization Corp. Trust	USD 1 Month LIBOR	0.250
HSI Asset Securitization Corp. Trust	USD 1 Month LIBOR	0.190

See accompanying notes which are an integral part of the financial statements.

506 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Hyatt Hotel Portfolio Trust	USD 1 Month LIBOR	1.056
IBM Credit LLC	USD 3 Month LIBOR	0.260
International Business Machines Corp.	USD 3 Month LIBOR	0.370
IXIS Real Estate Capital Trust	USD 1 Month LIBOR	0.600
IXIS Real Estate Capital Trust	USD 1 Month LIBOR	0.400
IXIS Real Estate Capital Trust	USD 1 Month LIBOR	0.160
IXIS Real Estate Capital Trust	USD 1 Month LIBOR	0.160
IXIS Real Estate Capital Trust	USD 1 Month LIBOR	0.260
Jaguar Holding Co. II Term Loan	USD 3 Month LIBOR	2.750
JPMorgan Chase & Co.	USD 3 Month LIBOR	1.337
JPMorgan Chase & Co.	USD 3 Month LIBOR	0.550
LCM XXII, Ltd.	USD 3 Month LIBOR	1.480
LCM XXV, Ltd.	USD 3 Month LIBOR	1.210
Level 3 Financing, Inc. Term Loan B	USD 1 Month LIBOR	2.250
Lions Gate Entertainment, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.000
Lloyds Banking Group PLC	USD 3 Month LIBOR	0.810
Lloyds Banking Group PLC	USD 3 Month LIBOR	1.205
Long Beach Mortgage Loan Trust	USD 1 Month LIBOR	0.750
MacDermid, Inc. Term Loan B	USD 1 Month LIBOR	3.000
Madison Park Funding XXVI, Ltd.	USD 3 Month LIBOR	1.200
Magnetite XVIII, Ltd.	USD 3 Month LIBOR	1.400
Mastr Asset Backed Securities Trust	USD 1 Month LIBOR	0.160
Merck & Co. , Inc.	USD 3 Month LIBOR	0.360
Merrill Lynch Mortgage Investors Trust	USD 1 Month LIBOR	0.370
MGM Growth Properties Operating Partnership, LP Term Loan B	USD 1 Month LIBOR	2.250
Michaels Stores, Inc. Term Loan B1	USD 3 Month LIBOR	2.750
Mizuho Bank, Ltd.	USD 1 Month LIBOR	0.200
Morgan Stanley	USD 3 Month LIBOR	1.340
Morgan Stanley	USD 3 Month LIBOR	1.400
Mortgage Repurchase Agreement Financing Trust	USD 1 Month LIBOR	1.200
MultiPlan, Inc. Term Loan B	USD 3 Month LIBOR	3.000
Mutual of Omaha Insurance Co.	USD 3 Month LIBOR	2.640
National Australia Bank, Ltd.	USD 3 Month LIBOR	0.280
National Australia Bank, Ltd.	USD 3 Month LIBOR	0.510
National Bank of Canada	USD 3 Month LIBOR	0.200
Nationstar Home Equity Loan Trust	USD 1 Month LIBOR	0.330
Nationstar Home Equity Loan Trust	USD 1 Month LIBOR	0.230
New York Life Global Funding	USD 3 Month LIBOR	0.120
Newcastle Mortgage Securities Trust	USD 1 Month LIBOR	0.390
Nissan Auto Receivables Owner Trust	USD 1 Month LIBOR	0.060
Nomura Resecuritization Trust	USD 1 Month LIBOR	0.190
Nomura Resecuritization Trust	USD 1 Month LIBOR	0.306
Nomura Resecuritization Trust	USD 1 Month LIBOR	0.150
Nomura Resecuritization Trust	USD 1 Month LIBOR	0.160

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 507

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Nordea Bank AB	USD 3 Month LIBOR	0.280
Nordea Bank AB	USD 3 Month LIBOR	0.380
Nordea Bank AB	USD 3 Month LIBOR	0.470
Numericable Group SA Term Loan B12	USD 2 Month LIBOR	3.000
Old Line Funding LLC	USD 1 Month LIBOR	0.110
ON Semiconductor Corp. 1st Lien Term Loan B	USD 3 Month LIBOR	2.250
PACCAR Financial Corp.	USD 3 Month LIBOR	0.600
Pacific Life Insurance Co.	USD 3 Month LIBOR	2.796
PAREXEL International Corp. 1st Lien Term Loan B	USD 1 Month LIBOR	2.250
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates	USD 1 Month LIBOR	0.945
Party City Holdings, Inc. Term Loan	USD 3 Month LIBOR	3.000
Petco Animal Supplies, Inc. 1st Lien Term Loan B1	USD 3 Month LIBOR	3.000
PetSmart, Inc. Term Loan B2	USD 1 Month LIBOR	3.000
Pfizer, Inc.	USD 3 Month LIBOR	0.300
Popular ABS Mortgage Pass-Through Trust	USD 1 Month LIBOR	0.260
Post Holdings, Inc. Incremental Term Loan	USD 1 Month LIBOR	2.250
Prime Security Services Borrower LLC Term Loan B1	USD 1 Month LIBOR	2.750
Procter & Gamble Co. (The)	USD 3 Month LIBOR	0.270
Province of Quebec Canada	USD 3 Month LIBOR	0.230
Province of Quebec Canada	USD 3 Month LIBOR	0.280
Quikrete Holdings, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	2.750
RAMP Trust	USD 1 Month LIBOR	0.570
Reckitt Benckiser Treasury Services PLC	USD 3 Month LIBOR	0.560
Republic of Argentina Government International Bond	Argentina Central Bank 7-Day Repo Reference Rate	0.000
Reynolds Group Holdings, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.750
Royal Bank of Canada	USD 3 Month LIBOR	0.380
Royal Bank of Scotland Group PLC	USD 3 Month LIBOR	2.500
RPI Finance Trust Term Loan B	USD 3 Month LIBOR	2.000
Santander UK Group Holdings PLC	USD 3 Month LIBOR	1.400
Saxon Asset Securities Trust	USD 1 Month LIBOR	0.240
Scientific Games International, Inc. Term Loan B4	USD 1 Month LIBOR	3.250
Securitized Asset-Backed Receivables LLC Trust	USD 1 Month LIBOR	0.130
Shell International Finance BV	USD 3 Month LIBOR	0.580
SLM Private Credit Student Loan Trust	USD 3 Month LIBOR	0.330
SLM Student Loan Trust	USD 3 Month LIBOR	0.110
Soundview Home Loan Trust	USD 1 Month LIBOR	0.470
Standard Chartered PLC	USD 3 Month LIBOR	1.460
Station Casinos LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Structured Asset Investment Loan Trust	USD 1 Month LIBOR	0.360
Structured Asset Investment Loan Trust	USD 1 Month LIBOR	0.720
Structured Asset Mortgage Investments II Trust	USD 1 Month LIBOR	0.400
Structured Asset Mortgage Investments II Trust	USD 1 Month LIBOR	0.680
Structured Asset Securities Corp. Mortgage Loan Trust	USD 1 Month LIBOR	0.310
Structured Asset Securities Corp. Mortgage Loan Trust	USD 1 Month LIBOR	0.170

See accompanying notes which are an integral part of the financial statements.

508 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Structured Asset Securities Corp. Mortgage Loan Trust	USD 1 Month LIBOR	0.170
Structured Asset Securities Corp. Mortgage Loan Trust	USD 1 Month LIBOR	0.130
Structured Asset Securities Corp. Mortgage Loan Trust	USD 1 Month LIBOR	0.150
Sumitomo Mitsui Banking Corp.	USD 3 Month LIBOR	0.460
SunGard Availability Services Capital, Inc. Term Loan B	USD 1 Month LIBOR	7.000
Svenska Handelsbanken AB	USD 3 Month LIBOR	0.280
Svenska Handelsbanken AB	USD 3 Month LIBOR	0.400
Teachers Insurance & Annuity Association of America	USD 3 Month LIBOR	2.661
Toronto-Dominion Bank (The)	USD 1 Month LIBOR	0.180
Toyota Motor Credit Corp.	USD 3 Month LIBOR	0.460
Toyota Motor Credit Corp.	USD 3 Month LIBOR	0.260
Toyota Motor Credit Corp.	USD 3 Month LIBOR	0.150
Trans Union LLC 1st Lien Term Loan B3	USD 1 Month LIBOR	2.000
Unitymedia Finance LLC 1st Lien Term Loan B	USD 3 Month LIBOR	2.250
Univision Communications, Inc. Term Loan C5	USD 1 Month LIBOR	2.750
UPC Financing Partnership Term Loan AR	USD 1 Month LIBOR	2.500
Verizon Communications, Inc.	USD 3 Month LIBOR	0.770
Verizon Communications, Inc.	USD 3 Month LIBOR	1.750
Viacom, Inc.	USD 3 Month LIBOR	3.899
Virgin Media Bristol LLC 1st Lien Term Loan I	USD 1 Month LIBOR	2.750
Voya CLO, Ltd.	USD 3 Month LIBOR	1.420
Voya CLO, Ltd.	USD 3 Month LIBOR	1.250
Voya CLO, Ltd.	USD 3 Month LIBOR	1.450
Wachovia Capital Trust II	USD 3 Month LIBOR	0.500
Waldorf Astoria Boca Raton Trust	USD 1 Month LIBOR	4.350
Walt Disney Co. (The)	USD 3 Month LIBOR	0.190
Washington Mutual Mortgage Pass-Through Certificates Trust	USD 1 Month LIBOR	0.720
Washington Mutual Mortgage Pass-Through Certificates Trust	USD 1 Month LIBOR	0.460
Wells Fargo & Co.	USD 3 Month LIBOR	1.230
Wells Fargo & Co.	USD 3 Month LIBOR	1.340
Wells Fargo & Co.	USD 3 Month LIBOR	1.010
Wells Fargo Home Equity Asset-Backed Securities Trust	USD 1 Month LIBOR	0.885
Westpac Banking Corp.	USD 3 Month LIBOR	0.360
Westpac Banking Corp.	USD 1 Month LIBOR	0.160
Wind River CLO, Ltd.	USD 3 Month LIBOR	1.180
XPO Logistics, Inc. Term Loan B	USD 3 Month LIBOR	2.250
Zebra Technologies Corp. Term Loan B	USD 3 Month LIBOR	2.000
Ziggo Secured Finance Partnership 1st Lien Term Loan E	USD 3 Month LIBOR	2.500
A
For a description of variable, adjustable or floating rate securities see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 509

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts

Amounts in thousands (except contract amounts)
									Value and
									Unrealized
									Appreciation
				Number of	Notional			Expiration	(Depreciation)
				Contracts	Amount			Date	$
Long Positions
Australia 10 Year Bond Futures				2,167	AUD	279,224		12/17	(272)
Canadian 10 Year Government Bond Futures				648	CAD	89,055		12/17	(192)
Canadian Dollar Currency Futures				74	USD	5,741		12/17	(192)
Euro-BTP Futures				682	EUR	95,200		12/17	2,956
Eurodollar Futures				110	USD	26,971		12/18	49
Swiss Franc Currency Futures				23	USD	2,890		12/17	(12)
United States 10 Year Treasury Note Futures				3,976	USD	496,752		12/17	(5,746)
United States 10 Year Treasury Note Futures				13	USD	1,620		03/18	(9)
United States 10 Year Ultra Treasury Bond Futures				52	USD	6,964		12/17	(64)
United States 2 Year Treasury Note Futures				960	USD	206,746		12/17	(764)
United States 5 Year Treasury Note Futures				6,601	USD	773,555		12/17	(6,210)
United States Long Bond Futures				873	USD	133,106		12/17	(2,047)
United States Ultra Treasury Bond Futures				364	USD	59,980		12/17	(373)
Short Positions
Australian Dollar Currency Futures				151	USD	11,555		12/17	(15)
Euro-Bobl Futures				188	EUR	24,775		12/17	(103)
Euro-Bund Futures				1,836	EUR	298,810		12/17	(994)
Eurodollar Futures				1,221	USD	276,018		12/17	217
Eurodollar Futures				704	USD	173,096		03/18	67
Eurodollar Futures				58	USD	14,244		06/18	30
Eurodollar Futures				58	USD	14,232		09/18	32
Eurodollar Futures				171	USD	41,837		12/19	(120)
Euro-OAT Futures				92	EUR	14,486		12/17	(223)
Euro Currency Futures				79	USD	11,535		12/17	211
Japan Government 10 Year Bond Futures				22	JPY	3,310,341		12/17	81
Japanese Yen Currency Futures				158	USD	17,407		12/17	88
Long Gilt Futures				1,353	GBP	168,219		12/17	4,708
United States 10 Year Treasury Note Futures				330	USD	41,230		12/17	502
United States 10 Year Ultra Treasury Bond Futures				170	USD	22,767		12/17	327
United States 2 Year Treasury Note Futures				371	USD	79,899		12/17	118
United States 5 Year Treasury Note Futures				96	USD	11,250		12/17	52
United States Long Bond Futures				235	USD	35,830		12/17	671
United States Ultra Treasury Bond Futures				3	USD	494		12/17	10
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)									(7,217)

Options Written
Amounts in thousands (except contract amounts)
			Number of	Strike		Notional		Expiration	Fair Value
Description	Counterparty	Call/Put	Contracts	Price		Amount		Date	$
Cross Currency Options (USD/TRY)	Citigroup	Call	1	3.60		USD	6,200	11/03/17	(326)
Cross Currency Options (USD/TRY)	Goldman Sachs	Call	1	3.85		USD	8,850	12/15/17	(156)
Eurodollar Futures	Merrill Lynch	Put	80	98.13		USD	19,625	03/19/18	(1)
United States 10 Year Treasury Note
Futures	Merrill Lynch	Call	72	127.50		USD	9,180	11/24/17	(1)
United States 10 Year Treasury Note
Futures	Merrill Lynch	Call	43	128.50		USD	5,526	11/24/17	(1)
United States 10 Year Treasury Note
Futures	Merrill Lynch	Call	204	129.00		USD	26,316	11/24/17	(3)
United States 10 Year Treasury Note
Futures	Merrill Lynch	Call	10	126.00		USD	1,260	12/22/17	(3)

See accompanying notes which are an integral part of the financial statements.

510 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Options Written
Amounts in thousands (except contract amounts)
			Number of		Strike	Notional		Expiration	Fair Value
Description	Counterparty	Call/Put	Contracts		Price	Amount		Date	$
United States 10 Year Treasury Note
Futures	Merrill Lynch	Put	43		124.00	USD	5,332	11/24/17	(7)
United States 10 Year Treasury Note
Futures	Merrill Lynch	Put	39		122.00	USD	4,758	12/22/17	(4)
United States 10 Year Treasury Note
Futures	Merrill Lynch	Put	11		124.50	USD	1,370	12/22/17	(8)
United States 5 Year Treasury Note
Futures	Merrill Lynch	Call	118		119.00	USD	14,042	11/24/17	(1)
United States 5 Year Treasury Note
Futures	Merrill Lynch	Call	130		119.25	USD	15,503	11/24/17	(1)
United States 5 Year Treasury Note
Futures	Merrill Lynch	Call	85		117.75	USD	10,009	12/22/17	(12)
United States 5 Year Treasury Note
Futures	Merrill Lynch	Call	156		118.25	USD	18,447	12/22/17	(11)
United States 5 Year Treasury Note
Futures	Merrill Lynch	Call	87		118.50	USD	10,310	02/23/18	(13)
United States 5 Year Treasury Note
Futures	Merrill Lynch	Put	85		115.50	USD	9,818	12/22/17	(5)
United States 5 Year Treasury Note
Futures	Merrill Lynch	Put	87		115.50	USD	10,049	02/23/18	(15)
United States Treasury Bond Futures	Merrill Lynch	Call	44		156.00	USD	6,864	11/24/17	(8)
United States Treasury Bond Futures	Merrill Lynch	Call	44		157.00	USD	6,908	11/24/17	(5)
United States Treasury Bond Futures	Merrill Lynch	Call	72		160.00	USD	11,520	11/24/17	(2)
United States Treasury Bond Futures	Merrill Lynch	Call	74		161.00	USD	11,914	11/24/17	(2)
United States Treasury Bond Futures	Merrill Lynch	Call	66		155.00	USD	10,230	12/22/17	(35)
Total Liability for Options Written (premiums received $463)									(620)

Foreign Currency Exchange Contracts
Amounts in thousands
									Unrealized
									Appreciation
			Amount			Amount			(Depreciation)
Counterparty			Sold			Bought	Settlement Date		$
Bank of America			USD	136	CZK	2,955	11/22/17		(2)
Bank of America			USD	344	CZK	7,469	11/22/17		(5)
Bank of America			USD	541	CZK	11,806	11/22/17		(5)
Bank of America			USD	20,450	CZK	451,641	11/22/17		71
Bank of America			USD	32	HKD	249	11/22/17		—
Bank of America			USD	343	HKD	2,673	11/22/17		—
Bank of America			USD	512	HKD	3,992	11/22/17		—
Bank of America			USD	24	HUF	6,166	11/22/17		(1)
Bank of America			USD	345	HUF	88,472	11/22/17		(14)
Bank of America			USD	443	HUF	115,569	11/22/17		(11)
Bank of America			USD	20,374	HUF	5,267,723	11/22/17		(652)
Bank of America			USD	8,964	MXN	161,508	11/22/17		(568)
Bank of America			USD	20,342	PLN	74,156	11/22/17		30
Bank of America			USD	113	SGD	152	11/22/17		(2)
Bank of America			USD	342	SGD	461	11/22/17		(4)
Bank of America			USD	477	SGD	645	11/22/17		(4)
Bank of America			USD	119	THB	3,926	11/22/17		(1)
Bank of America			USD	771	THB	25,470	11/22/17		(4)
Bank of America			USD	1,156	THB	38,172	11/22/17		(7)
Bank of America			USD	8,823	TRY	31,999	11/22/17		(440)
Bank of America			USD	19,851	TRY	71,998	11/22/17		(988)
Bank of America			USD	9,081	ZAR	121,994	11/22/17		(483)
Bank of America			CZK	6,648	USD	306	11/22/17		4
Bank of America			CZK	16,804	USD	775	11/22/17		11

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 511

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	CZK	26,564	USD	1,218	11/22/17	11
Bank of America	CZK	200,729	USD	9,089	11/22/17	(32)
Bank of America	HKD	70,756	USD	9,067	11/22/17	(4)
Bank of America	HUF	13,873	USD	54	11/22/17	2
Bank of America	HUF	199,061	USD	776	11/22/17	31
Bank of America	HUF	260,030	USD	997	11/22/17	24
Bank of America	HUF	2,341,210	USD	9,055	11/22/17	290
Bank of America	MXN	945	USD	53	11/22/17	4
Bank of America	MXN	1,060	USD	55	11/22/17	—
Bank of America	MXN	6,076	USD	339	11/22/17	23
Bank of America	PLN	1,146	USD	320	11/22/17	6
Bank of America	PLN	2,760	USD	773	11/22/17	15
Bank of America	PLN	3,948	USD	1,100	11/22/17	16
Bank of America	SGD	12,324	USD	9,015	11/22/17	(27)
Bank of America	THB	676,570	USD	20,320	11/22/17	(47)
Bank of America	TRY	111	USD	30	11/22/17	1
Bank of America	TRY	250	USD	68	11/22/17	2
Bank of America	TRY	816	USD	233	11/22/17	19
Bank of America	TRY	1,191	USD	335	11/22/17	22
Bank of America	TRY	1,836	USD	524	11/22/17	43
Bank of America	TRY	2,680	USD	753	11/22/17	51
Bank of America	ZAR	3,212	USD	242	11/22/17	15
Bank of America	ZAR	4,063	USD	304	11/22/17	18
Bank of America	ZAR	4,544	USD	338	11/22/17	17
Bank of America	ZAR	7,228	USD	544	11/22/17	34
Bank of America	ZAR	9,143	USD	684	11/22/17	40
Bank of America	ZAR	10,225	USD	760	11/22/17	39
Bank of Montreal	USD	13,713	NZD	19,140	11/22/17	(621)
Bank of Montreal	USD	47,699	SEK	386,342	11/22/17	(1,501)
Bank of Montreal	NZD	66,991	USD	47,997	11/22/17	2,172
Bank of Montreal	SEK	110,383	USD	13,628	11/22/17	429
Barclays	USD	7,361	CAD	9,200	01/19/18	(224)
Barclays	USD	1,960	GBP	1,470	01/19/18	(2)
Barclays	USD	4,929	INR	325,000	01/19/18	52
Barclays	USD	7,650	MXN	145,723	01/19/18	(148)
Citigroup	USD	30,530	EUR	25,883	11/22/17	(350)
Citigroup	USD	47,491	EUR	40,262	11/22/17	(544)
Citigroup	USD	2,177	EUR	1,830	01/19/18	(35)
Citigroup	USD	2,450	JPY	277,680	01/19/18	2
Citigroup	CHF	13,302	USD	13,653	11/22/17	303
Citigroup	CHF	29,929	USD	30,720	11/22/17	683
Citigroup	CNY	103,360	USD	15,597	01/19/18	105
Citigroup	EUR	4,371	USD	5,190	01/19/18	75
Citigroup	JPY	1,183,628	USD	10,594	01/19/18	142
Citigroup	MXN	56,609	USD	2,950	11/16/17	4
Citigroup	SEK	48,218	EUR	5,000	11/16/17	65
Goldman Sachs	USD	2,763	CLP	1,720,000	11/16/17	(61)
Goldman Sachs	USD	5,850	INR	383,200	11/16/17	66
Goldman Sachs	USD	2,900	TRY	10,994	11/16/17	(15)
Goldman Sachs	AUD	7,584	USD	5,900	11/16/17	96
Goldman Sachs	CAD	3,728	USD	2,950	11/16/17	60
Goldman Sachs	MXN	56,701	USD	2,950	11/16/17	(1)
Goldman Sachs	SEK	24,275	EUR	2,500	11/16/17	12

See accompanying notes which are an integral part of the financial statements.

512 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Goldman Sachs	TRY	2,060	USD	550	11/16/17	9
Goldman Sachs	TRY	11,204	USD	2,950	11/16/17	10
Goldman Sachs	TRY	19,917	USD	5,300	11/16/17	73
Goldman Sachs	ZAR	39,875	USD	2,950	11/16/17	138
Goldman Sachs	ZAR	40,061	USD	2,950	11/16/17	124
HSBC	AUD	15,177	USD	11,800	11/02/17	185
HSBC	CAD	3,732	USD	2,950	11/16/17	57
HSBC	TRY	11,377	USD	2,950	11/16/17	(36)
JPMorgan Chase	USD	11,800	AUD	15,432	11/02/17	11
JPMorgan Chase	USD	2,487	BRL	8,000	01/19/18	(65)
JPMorgan Chase	USD	10,507	CAD	13,220	11/08/17	(259)
JPMorgan Chase	USD	716	CHF	694	11/08/17	(20)
JPMorgan Chase	USD	1,997	CHF	1,911	11/08/17	(81)
JPMorgan Chase	USD	3,096	CLP	1,942,000	11/16/17	(45)
JPMorgan Chase	USD	6,664	CLP	4,200,593	11/30/17	(66)
JPMorgan Chase	USD	14,729	GBP	11,164	12/13/17	116
JPMorgan Chase	USD	83	HKD	651	11/08/17	—
JPMorgan Chase	USD	716	HUF	185,844	11/08/17	(20)
JPMorgan Chase	USD	1,203	HUF	310,221	11/08/17	(42)
JPMorgan Chase	USD	2,287	MXN	40,751	11/08/17	(163)
JPMorgan Chase	USD	2,950	MXN	55,763	11/16/17	(48)
JPMorgan Chase	USD	811	NOK	6,341	11/08/17	(35)
JPMorgan Chase	USD	9,812	NOK	77,427	11/08/17	(332)
JPMorgan Chase	USD	1,033	PLN	3,707	11/08/17	(14)
JPMorgan Chase	USD	1,874	PLN	6,708	11/08/17	(31)
JPMorgan Chase	USD	3,040	RUB	177,000	11/16/17	(17)
JPMorgan Chase	USD	23,156	SEK	186,536	11/08/17	(869)
JPMorgan Chase	USD	12,032	SEK	97,210	11/16/17	(412)
JPMorgan Chase	USD	2,320	SGD	3,120	11/08/17	(31)
JPMorgan Chase	USD	2,116	ZAR	28,136	11/08/17	(128)
JPMorgan Chase	USD	2,384	ZAR	33,810	11/08/17	5
JPMorgan Chase	AUD	40,685	USD	31,654	12/13/17	528
JPMorgan Chase	BRL	47,167	USD	14,680	11/30/17	314
JPMorgan Chase	CAD	885	USD	716	11/08/17	30
JPMorgan Chase	CAD	1,812	USD	1,489	11/08/17	84
JPMorgan Chase	CHF	13,901	USD	14,405	11/08/17	466
JPMorgan Chase	COP	14,988,274	USD	5,074	11/30/17	160
JPMorgan Chase	CZK	21,137	USD	963	11/08/17	3
JPMorgan Chase	EUR	18,979	USD	22,409	12/13/17	251
JPMorgan Chase	HKD	4,742	USD	608	11/08/17	—
JPMorgan Chase	HUF	2,258,444	USD	8,832	11/08/17	382
JPMorgan Chase	IDR	135,757,937	USD	10,000	11/30/17	14
JPMorgan Chase	JPY	68,669	USD	611	12/13/17	6
JPMorgan Chase	MXN	12,779	USD	711	11/08/17	45
JPMorgan Chase	MXN	40,471	USD	2,268	11/08/17	159
JPMorgan Chase	MXN	67,084	USD	3,705	11/08/17	209
JPMorgan Chase	NOK	5,631	USD	721	11/08/17	32
JPMorgan Chase	NOK	16,870	USD	2,153	11/08/17	88
JPMorgan Chase	NZD	56,429	USD	39,882	12/13/17	1,295
JPMorgan Chase	PEN	56,533	USD	17,432	11/30/17	62
JPMorgan Chase	PHP	360,047	USD	6,964	12/01/17	13
JPMorgan Chase	PLN	2,571	USD	714	11/08/17	8
JPMorgan Chase	PLN	4,580	USD	1,280	11/08/17	22

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 513

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
JPMorgan Chase	SEK	13,390	USD	1,680	11/08/17	80
JPMorgan Chase	SEK	25,634	USD	3,227	11/08/17	164
JPMorgan Chase	SGD	21,587	USD	15,914	11/08/17	77
JPMorgan Chase	THB	358,815	USD	10,820	11/30/17	18
JPMorgan Chase	ZAR	9,577	USD	713	11/08/17	36
JPMorgan Chase	ZAR	12,801	USD	965	11/08/17	61
JPMorgan Chase	ZAR	90,715	USD	6,688	11/08/17	279
Royal Bank of Canada	USD	13,648	AUD	17,416	11/22/17	(321)
Royal Bank of Canada	USD	30,740	JPY	3,443,179	11/22/17	(434)
Royal Bank of Canada	JPY	5,356,056	USD	47,818	11/22/17	675
State Street	USD	248	BRL	783	11/22/17	(9)
State Street	USD	762	BRL	2,409	11/22/17	(28)
State Street	USD	929	BRL	2,953	11/22/17	(29)
State Street	USD	8,914	BRL	28,659	11/22/17	(176)
State Street	USD	297	IDR	3,949,948	11/22/17	(6)
State Street	USD	700	IDR	9,461,590	11/22/17	(4)
State Street	USD	766	IDR	10,198,953	11/22/17	(15)
State Street	USD	47,569	NOK	376,116	11/22/17	(1,500)
State Street	USD	96	PEN	313	11/22/17	—
State Street	USD	770	PEN	2,501	11/22/17	(2)
State Street	USD	1,039	PEN	3,378	11/22/17	(1)
State Street	USD	760	RUB	44,684	11/22/17	3
State Street	USD	767	RUB	44,693	11/22/17	(4)
State Street	USD	1,181	RUB	68,020	11/22/17	(20)
State Street	USD	8,944	RUB	542,005	11/22/17	309
State Street	USD	112	TWD	3,347	11/22/17	(1)
State Street	USD	343	TWD	10,287	11/22/17	(1)
State Street	USD	472	TWD	14,212	11/22/17	—
State Street	USD	20,278	ZAR	274,486	11/22/17	(932)
State Street	BRL	348	USD	110	11/22/17	4
State Street	BRL	1,071	USD	339	11/22/17	12
State Street	BRL	1,312	USD	413	11/22/17	13
State Street	BRL	64,483	USD	20,056	11/22/17	397
State Street	DKK	85,631	USD	13,572	11/22/17	152
State Street	IDR	272,053,106	USD	20,110	11/22/17	81
State Street	JPY	2,000,000	EUR	15,026	11/29/17	(81)
State Street	JPY	2,065,982	SEK	151,000	11/29/17	(127)
State Street	NOK	241,789	USD	30,580	11/22/17	964
State Street	PEN	66,145	USD	20,197	11/22/17	(134)
State Street	RUB	19,860	USD	338	11/22/17	(1)
State Street	RUB	19,864	USD	341	11/22/17	2
State Street	RUB	30,231	USD	525	11/22/17	9
State Street	RUB	1,219,511	USD	20,124	11/22/17	(696)
State Street	TWD	274,679	USD	9,088	11/22/17	(37)
Westpac	USD	30,864	GBP	23,288	11/22/17	82
Westpac	ILS	107,235	USD	30,531	11/22/17	58
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(596)

See accompanying notes which are an integral part of the financial statements.

514 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Interest Rate Swap Contracts
Amounts in thousands
						Premiums	Unrealized
						Paid	Appreciation
					Termination	(Received)	(Depreciation)	Fair Value
Counterparty	Notional Amount		Fund Receives	Fund Pays	Date	$	$	$
JPMorgan Chase	DKK	23,200	Six Month CIBOR(3)	0.510%(4)	05/05/25	2	42	44
JPMorgan Chase	DKK	50,924	Six Month CIBOR(3)	0.943%(4)	05/05/25	(58)	(117)	(175)
JPMorgan Chase	DKK	5,800	Six Month CIBOR(3)	0.640%(4)	05/06/25	21	(20)	1
JPMorgan Chase	CZK	22,190	Six Month PRIBOR(3)	0.490%(4)	06/19/25	—	84	84
JPMorgan Chase	CZK	87,000	Six Month PRIBOR(3)	0.495%(4)	06/19/25	—	329	329
JPMorgan Chase	CZK	180,751	Six Month PRIBOR(3)	1.280%(4)	06/19/25	—	192	192
Merrill Lynch	USD	117,760	Three Month LIBOR(2)	1.267%(4)	05/15/23	1,726	3,267	4,993
Merrill Lynch	USD	19,720	Three Month LIBOR(2)	2.474%(4)	11/15/43	332	227	559
Total Open Interest Rate Swap Contracts (å)						2,023	4,004	6,027

Credit Default Swap Contracts

Amounts in thousands
Credit Indices
							Premiums	Unrealized
					Fund (Pays)/		Paid/	Appreciation
		Purchase/Sell			Receives	Termination	(Received)	(Depreciation)	Fair Value
Reference Entity	Counterparty	Protection	Notional Amount		Fixed Rate	Date	$	$	$
CDX Investment Grade
Index	Merrill Lynch	Sell	USD	19,570	1.000%(2)	06/20/22	367	81	448
CDX NA High Yield Index	Goldman Sachs	Sell	USD	8,530	5.000%(2)	12/20/22	635	109	744
CDX NA High Yield Index	Merrill Lynch	Purchase	USD	13,680	(5.000%(2)	12/20/22	(1,019)	(209)	(1,228)
Total Open Credit Indices Contracts (å)							(17)	(19)	(36)

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 515

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$338,299	$2,328	$—	$340,627	7.0
Corporate Bonds and Notes	—	1,025,275	—	—	1,025,275	21.1
International Debt	—	433,340	—	—	433,340	8.9
Loan Agreements	—	44,494	—	—	44,494	0.9
Mortgage-Backed Securities	—	947,751	15,160	—	962,911	19.8
Municipal Bonds	—	15,290	—	—	15,290	0.3
Non-US Bonds	—	178,655	—	—	178,655	3.7
United States Government Treasuries	—	1,404,357	—	—	1,404,357	28.9
Common Stocks
Financial Services	—	—	—		—	—
Options Purchased	188	582	—	—	770	—*
Short-Term Investments	—	275,520	—	295,828	571,348	11.7
Total Investments	188	4,663,563	17,488	295,828	4,977,067	102.3
Other Assets and Liabilities, Net						(2.3)
						100.0
Other Financial Instruments
Assets
Futures Contracts	10,119	—	—	—	10,119	0.2
Foreign Currency Exchange Contracts	195	13,285	—	—	13,480	0.3
Interest Rate Swap Contracts	—	6,202	—	—	6,202	0.1
Credit Default Swap Contracts	—	1,192	—	—	1,192	—*
A
Liabilities
Futures Contracts	(17,336)	—	—	—	(17,336)	(0.4)
Options Written	(138)	(482)	—	—	(620)	(—)*
Foreign Currency Exchange Contracts	—	(14,076)	—	—	(14,076)	(0.3)
Interest Rate Swap Contracts	—	(175)	—	—	(175)	(—)*
Credit Default Swap Contracts	—	(1,228)	—	—	(1,228)	(—)*
Total Other Financial Instruments**	$(7,160)	$4,718	$—	$—	$(2,442)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2017, were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

516 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands
Fair Value
Country Exposure	$
Argentina	6,109
Australia	51,809
Austria	2,329
Belgium	2,494
Bermuda	6,536
Brazil	25,988
Canada	91,029
Cayman Islands	44,257
Chile	7,199
Colombia	24,871
Curacao	151
Denmark	5,520
Finland	5,038
France	16,812
Germany	6,526
Guernsey	1,122
India	2,026
Indonesia	5,632
Ireland	19,768
Italy	2,986
Japan	17,175
Jersey	527
Kuwait	1,071
Luxembourg	6,250
Malaysia	10,578
Mexico	45,784
Morocco	330
Netherlands	64,222
New Zealand	25,018
Norway	5,252
Peru	15,980
Poland	8,594
Russia	7,625
Saudi Arabia	5,547
Singapore	13,609
South Africa	8,180
South Korea	3,646
Spain	542
Sweden	15,829
Switzerland	21,232
Thailand	1,258
Turkey	1,171
United Arab Emirates	4,616
United Kingdom	71,588
United States	4,288,350
Venezuela, Bolivarian Republic of	4,320
Virgin Islands, British	571
Total Investments	4,977,067

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 517

Russell Investment Company
Strategic Bond Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$—	$583	$187
Unrealized appreciation on foreign currency exchange contracts	—	13,480	—
Variation margin on futures contracts**	—	88	10,031
Interest rate swap contracts, at fair value	—	—	6,202
Credit default swap contracts, at fair value	1,192	—	—
Total	$1,192	$14,151	$16,420

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$—	$220	$17,116
Unrealized depreciation on foreign currency exchange contracts	—	14,076	—
Options written, at fair value	—	482	138
Interest rate swap contracts, at fair value	—	—	175
Credit default swap contracts, at fair value	1,228	—	—
Total	$1,228	$14,778	$17,429
		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$—	$(3,988)	$(2,500)
Futures contracts	—	(1,977)	(14,555)
Options written	—	773	2,267
Total return swap contracts	—	—	(1,553)
Interest rate swap contracts	—	—	(186)
Credit default swap contracts	899	—	—
Foreign currency exchange contracts	—	(21,078)	—
Total	$899	$(26,270)	$(16,527)

Investments****	$—	$54	$(15)
Futures contracts	—	(140)	(9,520)
Options written	—	(376)	(39)
Total return swap contracts	—	—	90
Interest rate swap contracts	—	—	3,253
Credit default swap contracts	(136)	—	—
Foreign currency exchange contracts	—	3,116	—
Total	$(136)	$2,654	$(6,231)

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Includes net change in unrealized appreciation/depreciation on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

518 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$770	$—	$770
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	13,480	—	13,480
Futures Contracts	Variation margin on futures contracts	1,594	—	1,594
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	6,202	—	6,202
Credit Default Swap Contracts	Credit default swap contracts, at fair value	1,192	—	1,192
Total Financial and Derivative Assets		23,238	—	23,238
Financial and Derivative Assets not subject to a netting agreement		(8,722)	—	(8,722)
Total Financial and Derivative Assets subject to a netting agreement		$14,516	$—	$14,516

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$839	$839	$—	$—
Bank of Montreal	2,601	2,122	—	479
Barclays	52	52	—	—
Citigroup	1,395	1,014	—	381
Goldman Sachs	617	232	—	385
HSBC	499	36	—	463
JPMorgan Chase	5,752	2,355	3,397	—
Royal Bank of Canada	675	675	—	—
State Street	1,946	1,946	—	—
Westpac	140	—	—	140
Total	$14,516	$9,271	$3,397	$1,848

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 519

Russell Investment Company
Strategic Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$876	$—	$876
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	14,076	—	14,076
Options Written Contracts	Options written, at fair value	620	—	620
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	175	—	175
Credit Default Swap Contracts	Credit default swap contracts, at fair value	1,228	—	1,228
Total Financial and Derivative Liabilities		16,975	—	16,975
Financial and Derivative Liabilities not subject to a netting agreement		(2,241)	—	(2,241)
Total Financial and Derivative Liabilities subject to a netting agreement		$14,734	$—	$14,734

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$3,301	$839	$—	$2,462
Bank of Montreal	2,122	2,122	—	—
Barclays	374	52	—	322
Citigroup	1,255	1,014	241	—
Goldman Sachs	232	232	—	—
HSBC	36	36	—	—
JPMorgan Chase	2,849	2,355	220	274
Royal Bank of Canada	755	675	—	80
State Street	3,810	1,946	—	1,864
Total	$14,734	$9,271	$461	$5,002

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

520 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$4,944,735
Investments, at fair value(>)	4,977,067
Cash	23,778
Cash (restricted)(a)(b)(c)	46,206
Foreign currency holdings(^)	3,613
Unrealized appreciation on foreign currency exchange contracts	13,480
Receivables:
Dividends and interest	26,709
Dividends from affiliated funds	300
Investments sold	148,000
Fund shares sold	8,592
Variation margin on futures contracts	1,594
Other receivable	119
Interest rate swap contracts, at fair value(•)	6,202
Credit default swap contracts, at fair value(+)	1,192
Total assets	5,256,852

Liabilities
Payables:
Due to broker (d)(e)	11,440
Investments purchased	358,239
Fund shares redeemed	2,816
Accrued fees to affiliates	2,584
Other accrued expenses	548
Variation margin on futures contracts	876
Deferred capital gains tax liability	36
Other payable	171
Unrealized depreciation on foreign currency exchange contracts	14,076
Options written, at fair value(x)	620
Interest rate swap contracts, at fair value(•)	175
Credit default swap contracts, at fair value(+)	1,228
Total liabilities	392,809

Net Assets	$4,864,043

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 521

Russell Investment Company
Strategic Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$5,261
Accumulated net realized gain (loss)	(35,989)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	32,296
Futures contracts	(7,217)
Options written	(157)
Foreign currency exchange contracts	(596)
Interest rate swap contracts	4,004
Credit default swap contracts	(19)
Foreign currency-related transactions	(217)
Other investments	(1,664)
Shares of beneficial interest	4,483
Additional paid-in capital	4,863,858
Net Assets	$4,864,043

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.82
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$11.24
Class A — Net assets	$44,106,728
Class A — Shares outstanding ($. 01 par value)	4,075,770
Net asset value per share: Class C(#)	$10.77
Class C — Net assets	$40,482,033
Class C — Shares outstanding ($. 01 par value)	3,757,575
Net asset value per share: Class E(#)	$10.74
Class E — Net assets	$5,043,120
Class E — Shares outstanding ($. 01 par value)	469,538
Net asset value per share: Class M(#)	$10.86
Class M — Net assets	$133,380,722
Class M — Shares outstanding ($. 01 par value)	12,276,530
Net asset value per share: Class R6(#)	$10.74
Class R6 — Net assets	$696,200
Class R6 — Shares outstanding ($. 01 par value)	64,803
Net asset value per share: Class S(#)	$10.88
Class S — Net assets	$3,880,446,937
Class S — Shares outstanding ($. 01 par value)	356,771,459
Net asset value per share: Class T(#)	$10.74
Class T — Net assets	$100,534
Class T — Shares outstanding ($. 01 par value)	9,357
Net asset value per share: Class Y(#)	$10.72
Class Y — Net assets	$759,786,603
Class Y — Shares outstanding ($. 01 par value)	70,852,962

Amounts in thousands
(^) Foreign currency holdings - cost	$3,725
(x) Premiums received on options written	$463
(+) Credit default swap contracts - premiums paid (received)	$(17)
(•) Interest rate swap contracts - premiums paid (received)	$2,023
(>) Investments in affiliates, U. S. Cash Management Fund	$295,829

(a) Cash Collateral for Futures	$34,674
(b) Cash Collateral for Swaps	$5,355
(c) Cash Collateral for TBAs	$6,177
(d) Due to Broker for Futures	$2,594

See accompanying notes which are an integral part of the financial statements.

522 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
(e) Due to Broker for Swaps	$8,846
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 523

Russell Investment Company
Strategic Bond Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends from affiliated funds	$2,644
Interest	131,305
Total investment income	133,949

Expenses
Advisory fees	24,132
Administrative fees	2,450
Custodian fees	771
Distribution fees - Class A	119
Distribution fees - Class C	363
Distribution fees - Class T	—**
Transfer agent fees - Class A	95
Transfer agent fees - Class C	97
Transfer agent fees - Class E	66
Transfer agent fees - Class I(1)	1,145
Transfer agent fees - Class M	40
Transfer agent fees - Class R6	—**
Transfer agent fees - Class S	6,778
Transfer agent fees - Class T	—**
Transfer agent fees - Class Y	36
Professional fees	273
Registration fees	238
Shareholder servicing fees - Class C	121
Shareholder servicing fees - Class E	83
Trustees’ fees	172
Printing fees	330
Miscellaneous	90
Expenses before reductions	37,399
Expense reductions	(3,173)
Net expenses	34,226
Net investment income (loss)	99,723

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(36,957)
Investments in affiliated funds	(11)
Futures contracts	(16,532)
Options written	3,040
Foreign currency exchange contracts	(21,078)
Total return swap contracts	(1,553)
Interest rate swap contracts	(186)
Credit default swap contracts	899
Foreign currency-related transactions	532
Net realized gain (loss)	(71,846)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	6,982
Investments in affiliated funds	(28)
Futures contracts	(9,660)
Options written	(415)
Foreign currency exchange contracts	3,116
Total return swap contracts	90

See accompanying notes which are an integral part of the financial statements.

524 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Interest rate swap contracts	3,253
Credit default swap contracts	(136)
Investment matured	189
Foreign currency-related transactions	(28)
Other investments	59
Net change in unrealized appreciation (depreciation)	3,422
Net realized and unrealized gain (loss)	(68,424)
Net Increase (Decrease) in Net Assets from Operations	$31,299

** Less than $500.
(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification).

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 525

Russell Investment Company
Strategic Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$99,723	$111,417
Net realized gain (loss)	(71,846)	129,714
Net change in unrealized appreciation (depreciation)	3,422	37,418
Net increase (decrease) in net assets from operations	31,299	278,549

Distributions
From net investment income
Class A	(462)	(1,012)
Class C	(252)	(629)
Class E	(774)	(2,179)
Class I(1)	(10,102)	(23,706)
Class M	(197)	—
Class R6	(7)	(3)
Class S	(34,559)	(64,492)
Class T	(—)**	—
Class Y	(10,576)	(29,383)
From net realized gain
Class A	(1,400)	(852)
Class C	(1,465)	(966)
Class E	(3,505)	(1,887)
Class I(1)	(29,900)	(17,991)
Class R6	(17)	—
Class S	(82,265)	(51,248)
Class Y	(26,610)	(22,781)
Net decrease in net assets from distributions	(202,091)	(217,129)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(484,619)	(740,336)
Total Net Increase (Decrease) in Net Assets	(655,411)	(678,916)

Net Assets
Beginning of period	5,519,454	6,198,370
End of period	$4,864,043	$5,519,454
Undistributed (overdistributed) net investment income included in net assets	$5,261	$15,061

** Less than $500.
(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification) .

See accompanying notes which are an integral part of the financial statements.

526 Strategic Bond Fund

Russell Investment Company
Strategic Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	582	$6,228	1,464	$15,992
Proceeds from reinvestment of distributions	169	1,769	168	1,820
Payments for shares redeemed	(1,745)	(18,690)	(1,467)	(16,206)
Net increase (decrease)	(994)	(10,693)	165	1,606
Class C
Proceeds from shares sold	417	4,445	563	6,198
Proceeds from reinvestment of distributions	163	1,699	147	1,575
Payments for shares redeemed	(1,943)	(20,771)	(1,252)	(13,764)
Net increase (decrease)	(1,363)	(14,627)	(542)	(5,991)
Class E
Proceeds from shares sold	378	4,036	2,842	31,560
Proceeds from reinvestment of distributions	401	4,174	354	3,794
Payments for shares redeemed	(12,322)	(129,166)	(2,165)	(23,668)
Net increase (decrease)	(11,543)	(120,956)	1,031	11,686
Class I(4)
Proceeds from shares sold	8,300	87,431	22,335	244,249
Proceeds from reinvestment of distributions	3,828	39,700	3,858	41,237
Payments for shares redeemed	(115,490)	(1,228,064)	(29,972)	(324,761)
Net increase (decrease)	(103,362)	(1,100,933)	(3,779)	(39,275)
Class M(2)
Proceeds from shares sold	12,523	136,566	—	—
Proceeds from reinvestment of distributions	18	197	—	—
Payments for shares redeemed	(264)	(2,878)	—	—
Net increase (decrease)	12,277	133,885	—	—
Class R6(1)
Proceeds from shares sold	15	160	61	676
Proceeds from reinvestment of distributions	2	25	—**	3
Payments for shares redeemed	(13)	(144)	(—)**	(3)
Net increase (decrease)	4	41	61	676
Class S
Proceeds from shares sold	185,780	2,001,834	70,965	789,298
Proceeds from reinvestment of distributions	10,982	115,747	10,554	114,325
Payments for shares redeemed	(118,627)	(1,277,653)	(103,329)	(1,138,615)
Net increase (decrease)	78,135	839,928	(21,810)	(234,992)
Class T(3)
Proceeds from shares sold	9	100	—	—
Net increase (decrease)	9	100	—	—
Class Y
Proceeds from shares sold	12,606	134,621	6,591	71,207
Proceeds from reinvestment of distributions	3,571	37,121	4,879	52,164
Payments for shares redeemed	(36,214)	(383,106)	(54,713)	(597,417)
Net increase (decrease)	(20,037)	(211,364)	(43,243)	(474,046)
Total increase (decrease)	(46,874)	$(484,619)	(68,117)	$(740,336)

**     Less than 500 shares.
(1)     For the period March 1, 2016 (commencement of operations) to October 31, 2016.
(2)     For the period March 17, 2017 (commencement of operations) to October 31, 2017.
(3)     For the period June 8, 2017 (commencement of operations) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 527

Russell Investment Company
Strategic Bond Fund

(4)     For the period November 1, 2016 to August 18, 2017 (date of reclassification).

See accompanying notes which are an integral part of the financial statements.

528 Strategic Bond Fund

(This page intentionally left blank)

Russell Investment Company
Strategic Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	11.18	. 18	(. 15)	. 03	(. 09)	(. 30)
October 31, 2016	11.04	. 18	. 33	. 51	(. 20)	(. 17)
October 31, 2015	11.26	. 14	. 03	. 17	(. 17)	(. 22)
October 31, 2014	11.01	. 15	. 29	. 44	(. 14)	(. 05)
October 31, 2013	11.50	. 17	(. 24)	(. 07)	(. 18)	(. 24)

Class C
October 31, 2017	11.16	. 10	(. 14)	(. 04)	(. 05)	(. 30)
October 31, 2016	11.02	. 10	. 33	. 43	(. 12)	(. 17)
October 31, 2015	11.25	. 06	. 03	. 09	(. 10)	(. 22)
October 31, 2014	11.01	. 07	. 27	. 34	(. 05)	(. 05)
October 31, 2013	11.49	. 08	(. 23)	(. 15)	(. 09)	(. 24)

Class E
October 31, 2017	11.09	. 18	(. 15)	. 03	(. 08)	(. 30)
October 31, 2016	10.95	. 18	. 33	. 51	(. 20)	(. 17)
October 31, 2015	11.18	. 14	. 02	. 16	(. 17)	(. 22)
October 31, 2014	10.94	. 15	. 28	. 43	(. 14)	(. 05)
October 31, 2013	11.42	. 16	(. 22)	(. 06)	(. 18)	(. 24)

Class M
October 31, 2017(9)	10.55	. 14	. 20	. 34	(. 03)	—

Class R6
October 31, 2017	11.09	. 22	(. 15)	. 07	(. 12)	(. 30)
October 31, 2016(5)	10.71	. 14	. 34	. 48	(. 10)	—

Class S
October 31, 2017	11.21	. 21	(. 13)	. 08	(. 11)	(. 30)
October 31, 2016	11.07	. 21	. 33	. 54	(. 23)	(. 17)
October 31, 2015	11.29	. 17	. 03	. 20	(. 20)	(. 22)
October 31, 2014	11.05	. 18	. 28	. 46	(. 17)	(. 05)
October 31, 2013	11.53	. 19	(. 22)	(. 03)	(. 21)	(. 24)

Class T
October 31, 2017(10)	10.70	. 08	(. 03)	. 05	(. 01)	—

Class Y
October 31, 2017	11.07	. 22	(. 15)	. 07	(. 12)	(. 30)
October 31, 2016	10.93	. 23	. 33	. 56	(. 25)	(. 17)
October 31, 2015	11.15	. 19	. 03	. 22	(. 22)	(. 22)
October 31, 2014	10.92	. 19	. 27	. 46	(. 18)	(. 05)
October 31, 2013	11.40	. 21	(. 22)	(. 01)	(. 23)	(. 24)

See accompanying notes which are an integral part of the financial statements.

530 Strategic Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)(k)

(. 39)	10.82	. 43	44,107	1.00	. 93	1.70	133
(. 37)	11.18	4.79	56,663	1.02	. 96	1.66	203
(. 39)	11.04	1.57	54,123	1.04	. 98	1.29	152
(. 19)	11.26	4.03	64,810	1.03	1.00	1.35	133
(. 42)	11.01	(. 62)	64,310	1.03	1.01	1.50	104

(. 35)	10.77	(. 28)	40,482	1.75	1.69	. 94	133
(. 29)	11.16	3.92	57,161	1.77	1.71	. 91	203
(. 32)	11.02	. 78	62,412	1.79	1.73	. 54	152
(. 10)	11.25	3.15	69,413	1.78	1.75	. 60	133
(. 33)	11.01	(1.34)	81,015	1.78	1.76	. 74	104

(. 38)	10.74	. 44	5,043	1.01	. 96	1.66	133
(. 37)	11.09	4.84	133,209	1.02	. 96	1.65	203
(. 39)	10.95	1.50	120,286	1.04	. 98	1.29	152
(. 19)	11.18	3.96	146,158	1.03	1.00	1.34	133
(. 42)	10.94	(. 59)	182,211	1.03	1.02	1.46	104

(. 03)	10.86	3.21	133,381	. 74	. 54	2.15	133

(. 42)	10.74	. 78	696	. 61	. 57	2.07	133
(. 10)	11.09	4.48	674	. 61	. 58	1.93	203

(. 41)	10.88	. 88	3,880,447	. 76	. 68	1.95	133
(. 40)	11.21	5.04	3,123,604	. 78	. 71	1.91	203
(. 42)	11.07	1.82	3,325,522	. 79	. 73	1.54	152
(. 22)	11.29	4.19	4,052,322	. 78	. 75	1.60	133
(. 45)	11.05	(. 34)	4,152,586	. 78	. 76	1.72	104

(. 01)	10.74	. 49	100	1.01	. 93	1.74	133

(. 42)	10.72	. 80	759,787	. 56	. 54	2.09	133
(. 42)	11.07	5.27	1,005,818	. 58	. 55	2.07	203
(. 44)	10.93	2.00	1,466,270	. 59	. 57	1.70	152
(. 23)	11.15	4.31	1,778,627	. 59	. 59	1.75	133
(. 47)	10.92	(. 15)	2,522,793	. 58	. 58	1.90	104

See accompanying notes which are an integral part of the financial statements.

Strategic Bond Fund 531

Russell Investment Company
Strategic Bond Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$1,839,630
Administration fees	196,440
Distribution fees	36,111
Shareholder servicing fees	9,936
Transfer agent fees	479,793
Trustee fees	21,932
$2,583,842

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$405,876	$4,076,815	$4,186,823	$(11)	$(28)	$295,829	$2,644	$—
	$405,876	$4,076,815	$4,186,823	$(11)	$(28)	$295,829	$2,644	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$4,962,150,790
Unrealized Appreciation	$48,271,135
Unrealized Depreciation	(32,151,058)
Net Unrealized Appreciation (Depreciation)	$16,120,077
Undistributed Ordinary Income	$19,197,864
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(30,570,350)
Tax Composition of Distributions
Ordinary Income	$171,235,175
Long-Term Capital Gains	$30,856,001

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(52,594)
Accumulated net realized gain (loss)	52,596
Additional paid-in capital	(2)

See accompanying notes which are an integral part of the financial statements.

532 Strategic Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Investment Grade Bond Fund - Class A‡			Investment Grade Bond Fund - Class R6‡‡‡‡
	Total			Total
	Return			Return
1 Year	(3.57)%		1 Year	0.57%
5 Years	0.93	%§	5 Years	2.14	%§
10 Years	3.67	%§	10 Years	4.48	%§

Investment Grade Bond Fund - Class C‡‡			Investment Grade Bond Fund - Class S‡‡‡‡‡
	Total			Total
	Return			Return
1 Year	(0.60)%		1 Year	0.47%
5 Years	0.93	%§	5 Years	1.96	%§
10 Years	3.24	%§	10 Years	4.30	%§

Investment Grade Bond Fund - Class E			Investment Grade Bond Fund - Class Y
	Total			Total
	Return			Return
1 Year	0.15%		1 Year	0.64%
5 Years	1.70	%§	5 Years	2.15	%§
10 Years	4.09	%§	10 Years	4.49	%§

Investment Grade Bond Fund - Class M‡‡‡			Bloomberg Barclays U. S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	0.54%		1 Year	0.90%
5 Years	1.97	%§	5 Years	2.04	%§
10 Years	4.30	%§	10 Years	4.19	%§

Investment Grade Bond Fund 533

Russell Investment Company
Investment Grade Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Investment Grade Bond Fund (the “Fund”) employs a multi-	including those invested in by the Fund. Yield curves on global
manager approach whereby portions of the Fund are allocated to	government bonds tended to flatten over the period supporting
different money manager strategies. Fund assets not allocated to	longer maturity bonds and the asset class in general. Corporate
money managers are managed by Russell Investment Management,	and emerging sovereign credit markets suffered in November and
LLC (“RIM”), the Fund’s advisor. RIM may change the allocation	December 2016, but returns turned positive as the year went on
of the Fund’s assets among money managers at any time. An	and eventually very significantly for emerging markets.
exemptive order from the Securities and Exchange Commission	In the U. S. , the corporate market performed strongly led by lower
(“SEC”) permits RIM to engage or terminate a money manager	quality bonds and strong demand from oversees. The U. S. dollar
at any time, subject to approval by the Fund’s Board, without a	depreciated against most European currencies, due to improving
shareholder vote. Pursuant to the terms of the exemptive order,	growth across Europe and the geopolitical easing coming from
the Fund is required to notify its shareholders within 90 days of	victorious political candidates that support the European Union.
when a money manager begins providing services. As of October
31, 2017, the Fund had four money managers.	For the fiscal year ended October 31, 2017, strong investor
demand, solid corporate earnings and the flattening of the yield
What is the Fund’s investment objective?	curve all combined to create a favorable environment for Fund
The Fund seeks to provide current income and the preservation	performance.
of capital.
How did the investment strategies and techniques employed
How did the Fund perform relative to its benchmark for the	by the Fund and its money managers affect its benchmark-
fiscal year ended October 31, 2017?	relative performance?
For the fiscal year ended October 31, 2017, the Fund’s Class A,	RIM’s asset allocation for the Fund detracted from benchmark
Class E, Class M, Class R6, Class S, and Class Y Shares gained	relative performance over the period as a result of the Fund’s ex-
0.19%, 0.15%, 0.54%, 0.57%, 0.47% and 0.64%, respectively.	benchmark allocation to currencies and global government bond
The Fund’s Class C shares lost 0.60%. This is compared to the	futures. The Fund’s overweight to investment grade corporate debt
Fund’s benchmark, the Bloomberg Barclays U. S. Aggregate	and ex-benchmark allocation to non-agency mortgage backed
Bond Index, which gained 0.90% during the same period. The	securities were positive as they outperformed the Bloomberg
Fund’s performance includes operating expenses, whereas index	Barclays U. S. Aggregate Bond Index benchmark.
returns are unmanaged and do not include expenses of any kind.	The Fund employs discretionary money managers. The Fund’s
For Share Classes with inception dates after November 1, 2016,	discretionary money managers select the individual portfolio
annual returns reflect the returns of other Share Classes of the	securities for the assets assigned to them. Fund assets not
Fund for the period prior to inception. Please refer to the footnotes	allocated to discretionary money managers include the Fund’s
at the end of the Portfolio Management Discussion and Analysis,	cash balances and assets which may be managed directly by
as applicable.	RIM to effect the Fund’s investment strategies and/or to actively
For the fiscal year ended October 31, 2017, the Morningstar®	manage the Fund’s overall exposures by investing in securities or
Intermediate-Term Bond Category, a group of funds that	other instruments that RIM believes will achieve the desired risk/
Morningstar considers to have investment strategies similar to	return profile for the Fund.
those of the Fund, gained 1.53%. This return serves as a peer	With respect to certain of the Fund’s money managers, Logan
comparison and is expressed net of operating expenses.	Circle Partners, L. P. (“Logan Circle”) was the best performing
RIM may assign a money manager a benchmark other than the	manager during the period, outperforming the Fund’s benchmark
Fund’s index. However, the Fund’s primary index remains the	and the benchmark assigned to it by RIM, the Bloomberg Barclays
benchmark for the Fund.	U. S. Corporate Bond Index. Logan Circle benefited from a strong corporate rally during the fiscal year that saw significant spread
How did the market conditions described in the Market	tightening in the U. S. This was beneficial as Logan Circle held an
Summary report affect the Fund’s performance?	overweight to investment grade corporates and emerging market
The fiscal year that ended October 31, 2017 began with the surprise	debt. The manager’s underweights to government and securitized
victory of Donald Trump in the November 2016 U. S. presidential	sectors were positive as these sectors underperformed the credit
election. This was followed by a risk on rally starting in January	sectors.
2017 that saw U. S. credit spreads tighten, global growth improve
and conducive monetary policies from central banks. Overall, this	Neuberger Berman Investment Advisors LLC (“NB”) was the
proved positive for most fixed income sectors around the globe,	worst performing manager over the period, but still modestly outperformed the Fund’s benchmark. NB manages an enhanced

534 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

index mandate. In a strongly positive environment for active	U. S. Corporate Bond Index, and purchases physical bonds
managers, NB was unable to keep up with the other managers in	that RIM believes to be undervalued. The strategy has tracked
the Fund given the restrictions on their ability to take risk.	the Bloomberg Barclays U. S. Corporate Bond Index since its
inception in October 2017.

During the period, RIM continued to manage three positioning	During the period, RIM utilized futures and swaps to seek to
strategies to seek to achieve the desired risk/return profile for the	achieve the Fund benchmark’s duration exposures with respect to
Fund. RIM managed a three-pronged strategy to seek to generate	the portion of the Fund allocated to cash reserves. This performed
active returns through currency positioning to reduce the Fund’s	as intended and was a positive in terms of absolute return
reliance on traditional fixed income market risks. This approach	contribution.
incorporates a currency overlay, an index replication and an	Describe any changes to the Fund’s structure or the money
enhanced cash strategy. The currency overlay utilizes currency	manager line-up.
forward contracts to take long and short positions in global foreign	There were no changes to the Fund’s structure or money manager
exchange markets. Because the currency overlay is an out-of-	line up during the fiscal year.
benchmark position, RIM managed an index replication strategy
in connection with the currency overlay to provide benchmark-	RIM implemented the new positioning strategy discussed above.
like exposure to its overall strategy. The enhanced cash strategy	Money Managers as of October 31,
is designed to provide for modest returns on the cash held in	2017	Styles
connection with the currency overlay and index replication
	Logan Circle Partners, L. P.	Sector Specialist
strategies. Over the fiscal year, the currency overlay strategy was	Loomis, Sayles & Company, L. P.	Fully Discretionary
negative for the Fund’s benchmark relative performance.	Neuberger Berman Investment Advisers
RIM also managed a global real yield strategy using global	LLC	Enhanced Core
Schroder Investment Management North
government bond futures to take long positions in high quality	America Inc.	Sector Specialist
government bonds whose net-of-inflation yields are expected to be relatively high and short positions where net-of-inflation yield
is expected to be relatively low. This strategy had a considerably	The views expressed in this report reflect those of the
negative impact on Fund performance as the long positions	portfolio managers only through the end of the period
underperformed as interest rates rose on those positions, widening	covered by the report. These views do not necessarily
compared to the short positions.	represent the views of RIM or any other person in RIM or
any other affiliated organization. These views are subject to
Additionally, RIM managed a portfolio of long corporate bonds	change at any time based upon market conditions or other
to take advantage of corporate bond spreads. This positioning	events, and RIM disclaims any responsibility to update the
strategy seeks total return similar to the Bloomberg Barclays	views contained herein. These views should not be relied on
Long Corporate Index, and hedges duration exposure back to the	as investment advice and, because investment decisions for
Bloomberg Barclays U. S. Aggregate Bond Index. This strategy	a Russell Investment Company (“RIC”) Fund are based on
added value as spreads continued to tighten throughout the year.	numerous factors, should not be relied on as an indication
In addition, RIM implemented a new positioning strategy that	of investment decisions of any RIC Fund.
screens securities based on value within the Bloomberg Barclays

Investment Grade Bond Fund 535

Russell Investment Company
Investment Grade Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡ The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

‡‡‡ The Fund first issued Class R6 Shares on March 1, 2016.  The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y
Shares.  Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

536 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars) of	Class A	Performance	expenses)
Beginning Account Value
investing in the fund and to compare these costs with the ongoing	May 1, 2017	$1,000.00	$1,000.00
costs of investing in other mutual funds. The Example is based on	Ending Account Value
an investment of $1,000 invested at the beginning of the period	October 31, 2017	$1,014.50	$1,021.12
and held for the entire period indicated, which for this Fund is	Expenses Paid During Period*	$4.11	$4.13
from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 0.81%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) .
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2017	$1,010.20	$1,017.34
the expenses you paid on your account during this period.	Expenses Paid During Period*	$7.90	$7.93

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 1.56%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period) .
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2017	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
	October 31, 2017	$1,014.40	$1,021.12
funds. To do so, compare this 5% hypothetical example with the	Expenses Paid During Period*	$4.11	$4.13
5% hypothetical examples that appear in the shareholder reports
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 0.81%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) .

Investment Grade Bond Fund 537

Russell Investment Company
Investment Grade Bond Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,016.50	$1,023.04
Expenses Paid During Period*	$2.19	$2.19

* Expenses are equal to the Fund's annualized expense ratio of 0.43%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R6	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,016.50	$1,023.24
Expenses Paid During Period*	$1.98	$1.99

* Expenses are equal to the Fund's annualized expense ratio of 0.39%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,016.00	$1,022.63
Expenses Paid During Period*	$2.59	$2.60

* Expenses are equal to the Fund's annualized expense ratio of 0.51%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,016.70	$1,023.34
Expenses Paid During Period*	$1.88	$1.89

* Expenses are equal to the Fund's annualized expense ratio of 0.37%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) .

538 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 97.0%			Capital One Multi-Asset Execution Trust
Asset-Backed Securities - 5.4%			Series 2016-A1 Class A1
ACE Securities Corp. Home Equity Loan			1.689% due 02/15/22 (Ê)	851	856
Trust			Series 2017-A5 Class A5
Series 2005-HE3 Class M2			1.818% due 07/15/27 (Ê)	487	489
1.453% due 05/25/35 (Ê)	731	733	Series 2017-A6 Class A6
ACE Securities Corp. Mortgage Loan			2.290% due 07/15/25	279	279
Trust			CarFinance Capital Auto Trust
Series 2007-D1 Class A2			Series 2015-1A Class A
6.336% due 02/25/38 (~)(Ê)(Þ)	799	739	1.750% due 06/15/21 (Þ)	127	127
Ajax Mortgage Loan Trust			CarMax Auto Owner Trust
Series 2016-C Class A			Series 2017-3 Class A2A
4.000% due 10/25/57 (~)(Ê)(Þ)	277	276	1.640% due 09/15/20	602	602
Series 2017-A Class A			Series 2017-3 Class A3
3.470% due 04/25/57 (~)(Ê)(Þ)	445	448	1.970% due 04/15/22	378	378
American Express Credit Account
Master Trust			Series 2017-4 Class A3
Series 2017-1 Class A			2.110% due 10/17/22	259	259
1.930% due 09/15/22	705	705	Series 2017-4 Class A4
Series 2017-6 Class A			2.330% due 05/15/23	158	158
2.040% due 05/15/23	921	922	Centex Home Equity Loan Trust
Series 2017-7 Class A			Series 2003-B Class AF4
2.350% due 05/15/25 (Š)	619	619	3.735% due 02/25/32 (~)(Ê)	2,060	2,083
AmeriCredit Automobile Receivables			Chase Issuance Trust
Trust			Series 2016-A3 Class A3
Series 2013-3 Class C			0.550% due 06/15/23 (Ê)	725	733
2.380% due 06/10/19	140	140	Citibank Credit Card Issuance Trust
Series 2016-2 Class A2A			Series 2014-A1 Class A1
1.420% due 10/08/19	308	308	2.880% due 01/23/23	2,180	2,235
Series 2017-1 Class A2A			Series 2014-A5 Class A5
1.510% due 05/18/20	317	317	2.680% due 06/07/23	630	641
Series 2017-3 Class C			Series 2016-A2 Class A2
2.690% due 06/19/23	306	306	2.190% due 11/20/23	720	719
Bank of America Credit Card Trust			Series 2017-A2 Class A2
Series 2017-A1 Class A1			1.740% due 01/19/21	1,017	1,017
1.950% due 08/15/22	487	487	Series 2017-A7 Class A7
Bayview Opportunity Master Fund IIIa			1.602% due 08/08/24 (Ê)	552	554
Trust			CountryPlace Manufactured Housing
Series 2017-RN7 Class A1			Contract Trust
3.105% due 09/28/32 (~)(Ê)(Þ)	627	627	Series 2005-1 Class A4
Bayview Opportunity Master Fund IVb			5.200% due 12/15/35 (~)(Ê)(Þ)	587	606
Trust			Countrywide Asset-Backed Certificates
Series 2017-NPL1 Class A1
3.598% due 01/28/32 (~)(Ê)(Þ)	136	136	Series 2004-10 Class MV3
			2.116% due 12/25/34 (Ê)	1,587	1,613
Bayview Opportunity Master Fund Trust			Series 2005-3 Class MV5
Series 2017-RN3 Class A1			1.661% due 08/25/35 (Ê)	1,110	1,121
3.228% due 05/28/32 (~)(Ê)(Þ)	98	98
Blackbird Capital Aircraft Lease			Series 2005-9 Class M1
Securitization, Ltd.			1.511% due 01/25/36 (Ê)	1,310	1,306
Series 2016-1A Class AA			CPS Auto Receivables Trust
2.487% due 12/16/41 (~)(Ê)(Þ)	657	655	Series 2015-A Class A
CAL Funding III, Ltd.			1.530% due 07/15/19 (Þ)	1	1
Series 2017-1A Class A			Series 2015-B Class A
3.620% due 06/25/42 (Þ)	883	885	1.650% due 11/15/19 (Þ)	8	8
Capital Auto Receivables Asset Trust			Series 2015-C Class A
Series 2016-3 Class A2A			1.770% due 06/17/19 (Þ)	29	29
1.360% due 04/20/19	83	83	Series 2016-B Class A
Series 2017-1 Class A2			2.070% due 11/15/19 (Þ)	179	179
1.760% due 06/22/20 (Þ)	508	508	Series 2016-C Class A

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 539

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
1.620% due 01/15/20 (Þ)	357	357	First Investors Auto Owner Trust
Series 2017-C Class A			Series 2016-2A Class A1
1.780% due 09/15/20 (Þ)	249	249	1.530% due 11/16/20 (Þ)	226	225
CPS Auto Trust			Flagship Credit Auto Trust
Series 2016-D Class A			Series 2015-1 Class A
1.500% due 06/15/20 (Þ)	398	398	1.630% due 06/15/20 (Þ)	1	1
Credit-Based Asset Servicing &			Series 2015-3 Class A
Securitization LLC			2.380% due 10/15/20 (Þ)	69	69
Series 2004-CB7 Class AF5			Series 2016-2 Class A1
4.685% due 10/25/34 (~)(Ê)	162	165	2.280% due 05/15/20	67	67
Discover Card Execution Note Trust			Series 2016-3 Class A1
Series 2017-A6 Class A6			1.610% due 12/15/19 (Þ)	217	217
1.880% due 02/15/23	1,314	1,309	Series 2016-4 Class A1
Series 2017-A7 Class A7			1.470% due 03/15/20 (Þ)	189	189
1.592% due 04/15/25 (Ê)	597	598	Ford Credit Auto Owner Trust
Drive Auto Receivables Trust			Series 2017-2 Class A
Series 2017-1 Class A2A			2.360% due 03/15/29 (Þ)	447	444
1.670% due 05/15/19	316	316	Series 2017-A Class A4
Series 2017-2 Class A2A			1.920% due 04/15/22	1,049	1,047
1.630% due 08/15/19	503	503	Series 2017-B Class A2A
Series 2017-2 Class B			1.490% due 05/15/20	613	613
2.250% due 06/15/21	377	377	Freddie Mac REMICS
Series 2017-3 Class A1			Series 2002-2533 Class Z
1.450% due 11/15/18 (Š)	473	473	5.500% due 12/15/32	970	1,087
Series 2017-3 Class B			GCAT LLC
2.300% due 05/17/21 (Š)	389	389
			Series 2017-2 Class A1
Series 2017-AA Class A2			3.500% due 04/25/47 (~)(Ê)(Þ)	213	214
1.480% due 03/15/19 (Þ)	72	72
			Series 2017-3 Class A1
Series 2017-BA Class A2			3.352% due 04/25/47 (~)(Ê)(Þ)	96	96
1.590% due 12/17/18 (Þ)	293	293
			Series 2017-5 Class A1
Series 2017-BA Class B			3.228% due 07/25/47 (~)(Ê)(Þ)	131	132
2.200% due 05/15/20 (Þ)	203	203
			Global SC Finance SRL
DT Auto Owner Trust			Series 2017-1A Class A
Series 2016-3A Class A			3.850% due 04/15/37 (Þ)	451	457
1.750% due 11/15/19 (Þ)	9	9
			GM Financial Automobile Leasing Trust
Series 2016-4A Class A			Series 2017-3 Class A3
1.440% due 11/15/19 (Þ)	169	169	2.010% due 11/20/20	262	262
Series 2017-2A Class A			GM Financial Consumer Automobile
1.720% due 05/15/20 (Þ)	361	361	Receivables Trust
Series 2017-3A Class A			Series 2017-1A Class A3
1.730% due 08/17/20 (Þ)	600	599	1.780% due 10/18/21 (Þ)	502	501
Encore Credit Receivables Trust			Series 2017-3A Class A3
Series 2005-3 Class M2			1.970% due 05/16/22 (Þ)	898	897
1.972% due 10/25/35 (Ê)	68	68	Greenpoint Manufactured Housing
Exeter Automobile Receivables Trust			Contract Trust
Series 2016-1A Class A			Series 2000-4 Class A3
2.350% due 07/15/20 (Þ)	42	42	3.010% due 08/21/31 (Ê)	1,150	1,104
Series 2016-3A Class A			Home Equity Asset Trust
1.840% due 11/16/20 (Þ)	362	362	Series 2005-9 Class M1
Series 2017-3A Class A			0.580% due 04/25/36 (Ê)	470	453
2.050% due 12/15/21 (Þ)	444	443	HSI Asset Securitization Corp. Trust
Fannie Mae Grantor Trust			Series 2006-OPT3 Class 2A
Series 2003-T4 Class 1A			0.961% due 02/25/36 (Ê)	532	531
0.390% due 09/26/33 (Ê)	101	101	LCM XXII, Ltd.
Fannie Mae Whole Loan			Series 2016-22A Class A1
Series 2003-W9 Class A			2.636% due 10/20/28 (Ê)(Þ)	1,307	1,329
1.357% due 06/25/33 (Ê)	36	35	LCM XXV, Ltd.

See accompanying notes which are an integral part of the financial statements.

540 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2017-25A Class A			1.254% due 09/25/35 (Ê)	1,054	1,051
2.526% due 07/20/30 (Ê)(Þ)	1,297	1,309	Textainer Marine Containers, Ltd.
Long Beach Mortgage Loan Trust			Series 2017-1A Class A
Series 2004-1 Class M1			3.720% due 05/20/42 (Þ)	1,097	1,110
1.741% due 02/25/34 (Ê)	654	652	THL Credit Wind River CLO, Ltd.
Series 2005-2 Class M4			Series 2017-2A Class AR
1.921% due 04/25/35 (Ê)	609	615	2.593% due 10/18/30 (Ê)(Þ)	1,823	1,834
Madison Park Funding XVIII, Ltd.			Towd Point Mortgage Trust
Series 2017-18A Class A1R			Series 2017-2 Class A1
2.553% due 10/21/30 (Ê)(Þ)	1,640	1,641	2.750% due 04/25/57 (~)(Ê)(Þ)	948	953
Magnetite XVIII, Ltd.			Series 2017-4 Class A1
Series 2016-18A Class A			2.750% due 06/25/57 (~)(Ê)(Þ)	419	420
2.715% due 11/15/28 (Ê)(Þ)	1,786	1,805	Toyota Auto Receivables Owner Trust
Master Asset-Backed Securities Trust			Series 2017-A Class A2A
Series 2005-WMC1 Class M4			1.420% due 09/16/19	634	634
2.179% due 03/25/35 (Ê)	634	636	Triton Container Finance IV LLC
Morgan Stanley ABS Capital I, Inc. Trust			Series 2017-2A Class A
Series 2003-NC7 Class M1			3.620% due 08/20/42 (Þ)	738	747
1.821% due 06/25/33 (Ê)	127	126	Triton Container Finance LLC
NYMT Residential			Series 2017-1A Class A
Series 2016-RP1A Class A			3.520% due 06/20/42 (Þ)	340	340
4.000% due 03/25/21 (~)(Ê)(Þ)	51	51	Vericrest Opportunity Loan Trust
Oak Hill Advisors Residential Loan			Series 2015-NP12 Class A1
Trust			3.875% due 09/25/45 (~)(Ê)(Þ)	70	70
Series 2017-NPL1 Class A1			Series 2015-NPL4 Class A1
3.000% due 06/25/57 (~)(Ê)(Þ)	169	169	3.500% due 02/25/55 (~)(Ê)(Þ)	88	88
Series 2017-NPL2 Class A1			Verizon Owner Trust
3.000% due 07/25/57 (~)(Ê)(Þ)	244	244	Series 2017-3A Class A1A
Option One Mortgage Loan Trust			2.060% due 04/20/22 (Þ)	534	534
Series 2004-3 Class M1			VOLT LVI LLC
1.314% due 11/25/34 (Ê)	1,061	1,059
Park Place Securities, Inc. Asset-Backed			Series 2017-NPL3 Class A1
Pass-Through Certificates			3.500% due 03/25/47 (~)(Ê)(Þ)	127	128
Series 2004-WHQ2 Class M2			VOLT LVII LLC
1.470% due 02/25/35 (Ê)	432	432	Series 2017-NPL4 Class A1
Preston Ridge Partners Mortgage Trust			3.375% due 04/25/47 (~)(Ê)(Þ)	75	76
Series 2017-2A Class A1			VOLT LXI LLC
3.470% due 09/25/22 (~)(Ê)(Þ)	322	321	Series 2017-NPL8 Class A1
RAMP Trust			3.125% due 06/25/47 (~)(Ê)(Þ)	214	215
Series 2003-RS2 Class AII					61,137
0.850% due 03/25/33 (Ê)	30	29	Corporate Bonds and Notes - 24.7%
RCO Mortgage LLC			21st Century Fox America, Inc.
Series 2017-1 Class A1			6.900% due 08/15/39	720	975
3.375% due 08/25/22 (~)(Ê)(Þ)	487	489	6.150% due 02/15/41	625	796
Santander Drive Auto Receivables Trust			3M Co.
Series 2015-2 Class B			3.875% due 06/15/44	200	208
1.830% due 01/15/20	326	327	Abbott Laboratories
Series 2017-1 Class A2			2.900% due 11/30/21	1,097	1,114
1.490% due 02/18/20	142	142	6.000% due 04/01/39	225	274
Saxon Asset Securities Trust			4.900% due 11/30/46	421	472
Series 2004-1 Class A			Series WI
0.695% due 03/25/35 (Ê)	57	55	3.250% due 04/15/23	525	536
Specialty Underwriting & Residential			AbbVie, Inc.
Finance Trust			2.500% due 05/14/20	2,028	2,044
Series 2003-BC1 Class A			2.900% due 11/06/22	1,901	1,920
1.917% due 01/25/34 (Ê)	25	24	3.200% due 05/14/26	675	671
Structured Asset Investment Loan Trust			4.500% due 05/14/35	312	336
Series 2005-HE3 Class M1			4.300% due 05/14/36	83	87

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 541

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Activision Blizzard, Inc.			4.900% due 02/01/46	730	819
2.600% due 06/15/22	505	504	Anheuser-Busch InBev Worldwide, Inc.
AEP Transmission Co. LLC			5.375% due 01/15/20	301	323
3.100% due 12/01/26 (Þ)	255	255	3.750% due 01/15/22	800	844
AIG Global Funding			Series WI
1.950% due 10/18/19 (Þ)	444	443	4.439% due 10/06/48	200	212
Albemarle Corp.			Anthem, Inc.
Series 30YR			2.250% due 08/15/19	405	406
5.450% due 12/01/44	190	222	3.125% due 05/15/22	725	738
Allstate Corp. (The)			6.375% due 06/15/37	430	565
5.550% due 05/09/35	115	140	Aon Corp.
Alphabet, Inc.			8.205% due 01/01/27	214	281
3.375% due 02/25/24	266	279	Apache Corp.
Altria Group, Inc.			5.100% due 09/01/40	192	204
9.250% due 08/06/19	466	524	Apollo Management Holdings, LP
2.625% due 01/14/20	321	325	4.400% due 05/27/26 (Þ)	495	517
10.200% due 02/06/39	579	1,001	Appalachian Power Co.
Amazon. com, Inc.			4.450% due 06/01/45	343	375
1.900% due 08/21/20 (Þ)	329	329	Apple, Inc.
3.875% due 08/22/37 (Þ)	227	235	2.850% due 05/11/24	535	540
4.050% due 08/22/47 (Þ)	256	264	3.250% due 02/23/26	680	695
4.250% due 08/22/57 (Þ)	1,016	1,066	3.350% due 02/09/27	272	279
American Airlines, Inc. Pass-Through			3.200% due 05/11/27	500	508
Certificates Trust			4.375% due 05/13/45	638	698
Series 2016-1 Class B			4.650% due 02/23/46	912	1,037
5.250% due 01/15/24	329	352	3.850% due 08/04/46	278	281
Series 2016-2 Class AA			Arch Capital Finance LLC
3.200% due 06/15/28	692	691	4.011% due 12/15/26	268	279
Series 2017-1B Class B			Ares Capital Corp.
4.950% due 02/15/25	230	243	3.500% due 02/10/23	283	280
American Express Co.			Associated Banc-Corp.
2.200% due 10/30/20	480	479	2.750% due 11/15/19	276	279
3.000% due 10/30/24	2,157	2,153	AT&T Corp.
American Express Credit Corp.			8.250% due 11/15/31	630	889
1.875% due 05/03/19	235	235	AT&T, Inc.
American Honda Finance Corp.			3.000% due 06/30/22	1,110	1,123
2.250% due 08/15/19	485	488	3.400% due 05/15/25	749	740
American International Group, Inc.			3.900% due 08/14/27	780	776
4.500% due 07/16/44	182	189	4.500% due 05/15/35	1,875	1,827
8.175% due 05/15/58 (Ê)	160	218	5.250% due 03/01/37	507	530
American Tower Trust #1			4.900% due 08/14/37	777	777
3.070% due 03/15/23 (Þ)	355	360	4.750% due 05/15/46	125	118
Amgen, Inc.			5.650% due 02/15/47	300	321
4.500% due 03/15/20	310	327	5.150% due 02/14/50	200	197
2.200% due 05/11/20	391	392	Series WI
2.650% due 05/11/22	736	739	6.000% due 08/15/40	173	192
Series WI			5.150% due 03/15/42	49	49
4.663% due 06/15/51	305	330	4.500% due 03/09/48	222	201
Anadarko Petroleum Corp.			4.550% due 03/09/49	1,252	1,133
6.950% due 06/15/19	670	719	Athene Global Funding
6.450% due 09/15/36	1,552	1,884	2.750% due 04/20/20 (Þ)	1,270	1,278
Andeavor			Aviation Capital Group LLC
4.750% due 12/15/23 (Þ)	260	281	3.500% due 11/01/27 (Þ)	485	479
Anheuser-Busch Cos. LLC			Avnet, Inc.
5.000% due 03/01/19	267	278	4.625% due 04/15/26	267	278
Anheuser-Busch InBev Finance, Inc.			Bank of America Corp.
2.650% due 02/01/21	275	278	2.328% due 10/01/21 (Ê)	360	359
3.650% due 02/01/26	955	985

See accompanying notes which are an integral part of the financial statements.

542 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.200% due 08/26/24	470	496	3.900% due 08/01/46	250	259
4.000% due 01/22/25	1,078	1,116	Capital One Bank USA NA
3.248% due 10/21/27	516	508	Series BKNT
3.824% due 01/20/28 (Ê)	1,155	1,189	2.250% due 02/13/19	780	782
3.705% due 04/24/28 (Ê)	595	606	Capital One Financial Corp.
6.110% due 01/29/37	475	597	2.450% due 04/24/19	350	352
5.000% due 01/21/44	240	277	Carlyle Holdings II Finance LLC
4.875% due 04/01/44	150	172	5.625% due 03/30/43 (Þ)	260	295
Series GMTN			Caterpillar Financial Services Corp.
2.625% due 04/19/21	735	738	1.900% due 03/22/19	325	325
3.593% due 07/21/28 (Ê)	487	492	1.350% due 05/18/19	390	387
Series L			3.300% due 06/09/24	840	869
3.950% due 04/21/25	725	748	CBL & Associates LP
Bank of America NA			5.950% due 12/15/26	277	277
Series BKNT			CBS Corp.
6.000% due 10/15/36	560	717	4.300% due 02/15/21	600	635
Bank of New York Mellon Corp. (The)			3.375% due 02/15/28	248	240
2.600% due 08/17/20	1,225	1,242	4.600% due 01/15/45	465	466
2.200% due 08/16/23	570	555	CCO Holdings LLC / CCO Holdings
Bank One Capital III			Capital Corp.
8.750% due 09/01/30	290	429	5.375% due 05/01/47 (Þ)	372	376
BankAmerica Capital III			Celgene Corp.
1.929% due 01/15/27 (Ê)	475	451	5.000% due 08/15/45	224	246
			Charter Communications Operating LLC
Barrick NA Finance LLC			/ Charter Communications Operating
4.400% due 05/30/21	290	310	Capital
BAT Capital Corp.			4.200% due 03/15/28 (Þ)	705	698
2.297% due 08/14/20 (Þ)	331	331
4.390% due 08/15/37 (Þ)	920	950	Series WI
			4.908% due 07/23/25	2,120	2,256
4.540% due 08/15/47 (Þ)	922	940	6.384% due 10/23/35	230	266
Bayer US Finance LLC			6.484% due 10/23/45	1,215	1,401
2.375% due 10/08/19 (Þ)	278	279	Chevron Corp.
BB&T Corp.			1.561% due 05/16/19	327	326
2.150% due 02/01/21	342	341	Cigna Corp.
Series DMTN			3.050% due 10/15/27	595	580
2.850% due 10/26/24	783	781	Cisco Systems, Inc.
Becton Dickinson and Co.			2.200% due 02/28/21	279	280
2.894% due 06/06/22	1,680	1,684
4.669% due 06/06/47	30	31	Citibank NA
			2.000% due 03/20/19	1,290	1,292
Berkshire Hathaway Energy Co.			Series BKNT
5.150% due 11/15/43	228	270	2.125% due 10/20/20	793	790
Series WI			Citigroup, Inc.
4.500% due 02/01/45	255	280	2.050% due 12/07/18	326	326
Berkshire Hathaway Finance Corp.			2.876% due 07/24/23 (Ê)	977	976
5.750% due 01/15/40	217	282	3.875% due 10/25/23	775	811
Berkshire Hathaway, Inc.			3.875% due 03/26/25	415	426
3.000% due 02/11/23	270	278	4.400% due 06/10/25	253	267
Brighthouse Financial, Inc.			4.600% due 03/09/26	435	464
3.700% due 06/22/27 (Þ)	1,190	1,171	4.450% due 09/29/27	1,225	1,295
4.700% due 06/22/47 (Þ)	110	109	5.875% due 01/30/42	304	390
Broadcom Corp. / Broadcom Cayman			4.650% due 07/30/45	45	50
Finance, Ltd.
2.200% due 01/15/21 (Þ)	3,160	3,139	Citizens Financial Group, Inc.
3.125% due 01/15/25 (Þ)	727	721	2.375% due 07/28/21	555	551
Bunge Limited Finance Corp.			Cleveland Clinic Foundation (The)
8.500% due 06/15/19	290	319	4.858% due 01/01/14	191	209
Burlington Northern Santa Fe LLC			Coca-Cola Co. (The)
4.900% due 04/01/44	125	146	3.300% due 09/01/21	233	243
4.700% due 09/01/45	246	280	Coca-Cola European Partners US LLC

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 543

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.500% due 09/15/20	270	280	Devon Financing Co. LLC
Columbia Pipeline Group, Inc.			7.875% due 09/30/31	830	1,091
Series WI			Diamond 1 Finance Corp. / Diamond 2
4.500% due 06/01/25	262	282	Finance Corp
Columbia Property Trust Operating			5.450% due 06/15/23 (Þ)	1,560	1,709
Partnership, LP			6.020% due 06/15/26 (Þ)	385	430
4.150% due 04/01/25	230	235	8.350% due 07/15/46 (Þ)	1,100	1,425
Comcast Corp.			Discovery Communications LLC
5.150% due 03/01/20	303	325	5.625% due 08/15/19	279	296
2.350% due 01/15/27	1,025	960	3.950% due 03/20/28	520	516
3.150% due 02/15/28	1,014	1,005	5.000% due 09/20/37	525	537
4.250% due 01/15/33	383	412	6.350% due 06/01/40	830	960
Commonwealth Edison Co.			5.200% due 09/20/47	400	407
Series 123			Dominion Energy Gas Holdings LLC
3.750% due 08/15/47	200	204	2.500% due 12/15/19	156	157
ConAgra Foods, Inc.			Dominion Energy, Inc.
8.250% due 09/15/30	206	288	2.962% due 07/01/19 (~)(Ê)	498	505
Concho Resources, Inc.			Domtar Corp.
3.750% due 10/01/27	420	425	6.750% due 02/15/44	222	249
4.875% due 10/01/47	275	292	Dow Chemical Co. (The)
Consolidated Edison Co. of New York,			8.550% due 05/15/19	380	417
Inc.			4.375% due 11/15/42	502	522
3.850% due 06/15/46	300	308	Duke Energy Corp.
Constellation Brands, Inc.			4.800% due 12/15/45	202	228
2.000% due 11/07/19	242	242	3.750% due 09/01/46	670	651
2.250% due 11/06/20	236	236	Duke Energy Progress LLC
6.000% due 05/01/22	90	102	3.000% due 09/15/21	690	709
2.650% due 11/07/22	223	222	4.200% due 08/15/45	170	182
4.250% due 05/01/23	260	278	Eastman Chemical Co.
Corporate Office Properties, LP			4.650% due 10/15/44	177	190
3.700% due 06/15/21	815	836	EI du Pont de Nemours & Co.
Costco Wholesale Corp.			3.625% due 01/15/21	316	330
2.150% due 05/18/21	331	331	4.150% due 02/15/43	206	211
Cox Communications, Inc.			Energy Transfer Partners, LP
3.250% due 12/15/22 (Þ)	365	370	6.625% due 10/15/36	218	252
3.500% due 08/15/27 (Þ)	360	356	6.050% due 06/01/41	855	931
6.450% due 12/01/36 (Þ)	450	516	5.300% due 04/15/47	123	122
4.600% due 08/15/47 (Þ)	264	260	EnLink Midstream Partners, LP
Crown Castle International Corp.			2.700% due 04/01/19	874	876
3.400% due 02/15/21	271	279	4.150% due 06/01/25	890	903
3.200% due 09/01/24	272	270	Enterprise Products Operating LLC
CSX Corp.			5.250% due 01/31/20	760	810
3.800% due 11/01/46	275	266	4.450% due 02/15/43	186	191
CVS Health Corp.			5.100% due 02/15/45	370	418
2.750% due 12/01/22	278	277	Series A
CVS Pass-Through Trust			5.084% due 08/01/66 (Ê)	380	380
Series 2014			EOG Resources, Inc.
4.163% due 08/11/36 (Þ)	171	175	2.450% due 04/01/20	660	665
Darden Restaurants, Inc.			EQT Corp.
6.800% due 10/15/37	560	733	3.000% due 10/01/22	780	777
Delhaize America, Inc.			3.900% due 10/01/27	248	247
9.000% due 04/15/31	192	275	Equifax, Inc.
Delmarva Power & Light Co.			3.300% due 12/15/22	287	285
4.150% due 05/15/45	163	174	ERAC USA Finance LLC
Delta Air Lines, Inc.			2.350% due 10/15/19 (Þ)	675	676
2.875% due 03/13/20	315	318	ERP Operating, LP
Deutsche Bank AG			3.250% due 08/01/27	570	572
2.700% due 07/13/20	325	326	Eversource Energy

See accompanying notes which are an integral part of the financial statements.

544 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series K			5.200% due 04/01/45	265	271
2.750% due 03/15/22	826	833	General Motors Financial Co. , Inc.
Series L			3.500% due 07/10/19	275	281
2.900% due 10/01/24	427	426	3.200% due 07/06/21	955	974
Exelon Corp.			3.450% due 01/14/22	340	348
2.850% due 06/15/20	1,235	1,256	Georgia Power Co.
5.625% due 06/15/35	39	47	5.950% due 02/01/39	125	157
Exelon Generation Co. LLC			Georgia-Pacific LLC
2.950% due 01/15/20	319	324	2.539% due 11/15/19 (Þ)	975	985
Exxon Mobil Corp.			8.875% due 05/15/31	395	608
Series FXD			Gilead Sciences, Inc.
1.912% due 03/06/20	320	320	2.550% due 09/01/20	1,015	1,028
Farmers Exchange Capital III			4.000% due 09/01/36	48	50
5.454% due 10/15/54 (Ê)(Þ)	710	762	4.750% due 03/01/46	1,259	1,427
FedEx Corp.			Goldman Sachs Capital I
4.750% due 11/15/45	175	191	6.345% due 02/15/34	1,000	1,249
4.500% due 02/01/65	282	278	Goldman Sachs Group, Inc. (The)
Fifth Third Bank			2.625% due 01/31/19	255	257
Series BKNT			2.550% due 10/23/19	785	791
2.300% due 03/15/19	278	279	5.750% due 01/24/22	375	420
2.375% due 04/25/19	605	609	3.625% due 01/22/23	153	158
First Niagara Financial Group, Inc.			3.750% due 05/22/25	400	412
6.750% due 03/19/20	295	326	3.272% due 09/29/25 (Ê)	1,065	1,061
First Republic Bank			4.250% due 10/21/25	485	507
4.375% due 08/01/46	270	269	3.750% due 02/25/26	420	431
FirstEnergy Transmission LLC			6.750% due 10/01/37	560	739
5.450% due 07/15/44 (Þ)	244	282	4.017% due 10/31/38 (Ê)	530	533
Florida Power & Light Co.			6.250% due 02/01/41	118	156
5.950% due 02/01/38	175	230	4.800% due 07/08/44	420	469
Ford Motor Co.			4.750% due 10/21/45	212	236
7.450% due 07/16/31	240	312	Series GMTN
Ford Motor Credit Co. LLC			3.128% due 10/28/27 (Ê)	635	670
2.343% due 11/02/20	1,674	1,672	Great Plains Energy, Inc.
3.336% due 03/18/21	410	421	Zero coupon due 06/15/22 (~)(Ê)	700	767
3.096% due 05/04/23	610	609	H. B. Fuller Co.
Forest Laboratories LLC			4.000% due 02/15/27	294	278
4.875% due 02/15/21 (Þ)	260	278	Halliburton Co.
Freeport-McMoRan, Inc.			5.000% due 11/15/45	200	224
4.550% due 11/14/24	440	439	Harley-Davidson Financial Services, Inc.
5.450% due 03/15/43	685	644	2.550% due 06/09/22 (Þ)	270	268
Fresenius Medical Care US Finance II,			Hasbro, Inc.
Inc.			3.500% due 09/15/27	1,020	1,009
5.875% due 01/31/22 (Þ)	293	327	HCA, Inc.
GE Capital International Funding Co.			5.500% due 06/15/47	610	621
Unlimited Co.			Hewlett Packard Enterprise Co.
Series WI			2.100% due 10/04/19 (Þ)	460	460
4.418% due 11/15/35	810	866	4.400% due 10/15/22 (Þ)	1	1
General Electric Co.			Series WI
5.875% due 01/14/38	105	135	4.400% due 10/15/22	390	415
Series GMTN			6.200% due 10/15/35	1,120	1,210
6.875% due 01/10/39	192	276	6.350% due 10/15/45	141	150
General Mills, Inc.			Home Depot, Inc. (The)
5.650% due 02/15/19	195	204	2.000% due 04/01/21	275	274
General Motors Co.			5.950% due 04/01/41	195	258
4.875% due 10/02/23	525	572	4.250% due 04/01/46	265	286
4.200% due 10/01/27	920	937	Honeywell International, Inc.
5.150% due 04/01/38	219	228	2.500% due 11/01/26	289	277
6.250% due 10/02/43	203	235

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 545

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
HSBC Bank NA			3.150% due 01/15/23	840	845
Series BKNT			5.300% due 12/01/34	245	262
5.875% due 11/01/34	575	717	5.550% due 06/01/45	385	418
HSBC USA, Inc.			Series GMTN
7.200% due 07/15/97	194	276	7.800% due 08/01/31	420	541
Humana, Inc.			KKR Group Finance Co. III LLC
3.850% due 10/01/24	765	796	5.125% due 06/01/44 (Þ)	890	972
Huntington National Bank (The)			Kohl's Corp.
Series BKNT			5.550% due 07/17/45	825	799
2.200% due 11/06/18	795	797	Kraft Heinz Foods Co.
2.500% due 08/07/22	290	288	4.875% due 02/15/25 (Þ)	1,095	1,171
IBM Credit LLC			6.875% due 01/26/39	413	534
1.800% due 01/20/21	255	252	Series WI
Intel Corp.			2.800% due 07/02/20	555	562
3.300% due 10/01/21	264	275	Kroger Co. (The)
2.875% due 05/11/24	650	657	2.300% due 01/15/19	375	376
4.800% due 10/01/41	245	289	2.600% due 02/01/21	330	331
International Business Machines Corp.			3.700% due 08/01/27	720	716
1.900% due 01/27/20	280	280	4.650% due 01/15/48	240	236
International Lease Finance Corp.			Land O' Lakes, Inc.
5.875% due 04/01/19	302	318	6.000% due 11/15/22 (Þ)	1,050	1,180
International Paper Co.			Lear Corp.
8.700% due 06/15/38	310	458	3.800% due 09/15/27	322	323
4.800% due 06/15/44	259	283	Legg Mason, Inc.
ITC Holdings Corp.			5.625% due 01/15/44	259	283
5.300% due 07/01/43	74	87	Lehman Brothers Holdings Capital Trust
			VII
Jefferies Group LLC			5.857% due 11/29/49 (ƒ)(Ø)(Š)	1,450	—
6.500% due 01/20/43	237	272
			Leucadia National Corp.
Jersey Central Power & Light Co.			5.500% due 10/18/23	261	278
7.350% due 02/01/19	194	206
4.700% due 04/01/24 (Þ)	620	673	Lockheed Martin Corp.
			2.500% due 11/23/20	493	499
John Deere Capital Corp.			3.350% due 09/15/21	644	668
2.650% due 06/24/24	446	443	4.700% due 05/15/46	235	267
Johnson & Johnson
3.700% due 03/01/46	336	348	Lowe's Cos. , Inc.
			3.100% due 05/03/27	470	470
JPMorgan Chase & Co.			4.050% due 05/03/47	719	741
2.250% due 01/23/20	750	754
3.875% due 09/10/24	805	840	LyondellBasell Industries NV
3.300% due 04/01/26	440	443	5.750% due 04/15/24	241	276
4.250% due 10/01/27	290	307	Marathon Petroleum Corp.
3.625% due 12/01/27	108	109	3.400% due 12/15/20	203	209
3.782% due 02/01/28 (Ê)	355	365	6.500% due 03/01/41	157	192
6.400% due 05/15/38	597	802	4.750% due 09/15/44	343	348
3.882% due 07/24/38 (Ê)	176	178	5.000% due 09/15/54	291	285
4.260% due 02/22/48 (Ê)	258	272	Masco Corp.
			3.500% due 04/01/21	319	327
KeyBank NA
Series BKNT			McCormick & Co. , Inc.
2.350% due 03/08/19	277	279	2.700% due 08/15/22	355	356
KeyCorp			McDonald's Corp.
2.300% due 12/13/18	765	768	2.750% due 12/09/20	324	330
			4.875% due 12/09/45	235	267
Kimberly-Clark Corp.
3.900% due 05/04/47	520	539	McKesson Corp.
			2.284% due 03/15/19	720	723
Kinder Morgan Energy Partners, LP
6.950% due 01/15/38	187	230	MeadWestvaco Corp.
5.500% due 03/01/44	270	285	7.375% due 09/01/19	335	364
5.400% due 09/01/44	270	283	Medtronic, Inc.
Kinder Morgan, Inc.			Series WI
			4.625% due 03/15/45	138	156

See accompanying notes which are an integral part of the financial statements.

546 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Merck & Co. , Inc.			4.650% due 01/15/46	220	247
1.850% due 02/10/20	327	327	Northrop Grumman Corp.
Mercury General Corp.			2.550% due 10/15/22	641	642
4.400% due 03/15/27	625	643	3.250% due 08/01/23	271	279
MetLife, Inc.			4.030% due 10/15/47	303	311
4.875% due 11/13/43	198	227	Northwestern University
Microsoft Corp.			Series 2017
3.500% due 02/12/35	639	653	3.662% due 12/01/57	251	254
5.200% due 06/01/39	229	282	ONEOK Partners, LP
3.700% due 08/08/46	250	252	6.650% due 10/01/36	30	36
Series 30Y			6.850% due 10/15/37	177	221
4.250% due 02/06/47	1,578	1,742	ONEOK, Inc.
MidAmerican Energy Co.			7.500% due 09/01/23	232	278
3.950% due 08/01/47	270	285	Oracle Corp.
Monsanto Co.			2.375% due 01/15/19	323	326
2.125% due 07/15/19	324	324	2.950% due 05/15/25	500	505
Morgan Stanley			6.500% due 04/15/38	250	354
2.750% due 05/19/22	805	806	5.375% due 07/15/40	190	238
2.765% due 10/24/23 (Ê)	1,175	1,208	4.500% due 07/08/44	175	197
3.125% due 07/27/26	1,034	1,019	4.000% due 07/15/46	160	166
3.591% due 07/22/28 (Ê)	1,560	1,572	Owens Corning
3.971% due 07/22/38 (Ê)	441	446	4.200% due 12/15/22	264	280
6.375% due 07/24/42	238	323	PACCAR Financial Corp.
Series F			Series MTN
3.875% due 04/29/24	600	630	1.916% due 12/06/18 (Ê)	510	513
Series GMTN			Pacific Gas & Electric Co.
7.300% due 05/13/19	259	279	4.750% due 02/15/44	107	120
5.500% due 07/24/20	270	293	Pacific Life Insurance Co.
3.750% due 02/25/23	890	930	4.300% due 10/24/67 (Ê)(Þ)	385	382
MPLX LP			PacifiCorp
4.125% due 03/01/27	365	375	2.950% due 02/01/22	465	476
Mutual of Omaha Insurance Co.			5.750% due 04/01/37	220	281
4.297% due 07/15/54 (Ê)(Þ)	635	645	PECO Energy Co.
Mylan NV			1.700% due 09/15/21	615	603
Series WI			PepsiCo, Inc.
3.950% due 06/15/26	1,600	1,598	2.000% due 04/15/21	391	390
5.250% due 06/15/46	410	430	3.100% due 07/17/22	268	277
NBCUniversal Media LLC			3.000% due 10/15/27	1,716	1,708
2.875% due 01/15/23	273	277	3.450% due 10/06/46	200	190
New York and Presbyterian Hospital			Pfizer, Inc.
(The)			7.200% due 03/15/39	200	305
4.763% due 08/01/16	200	204	4.125% due 12/15/46	295	317
New York Life Global Funding			Philip Morris International, Inc.
1.950% due 09/28/20 (Þ)	1,302	1,297	1.625% due 02/21/19	675	674
Newell Brands, Inc.			2.375% due 08/17/22	826	820
2.875% due 12/01/19	276	280	6.375% due 05/16/38	291	389
5.500% due 04/01/46	166	197	Phillips 66
Series WI			4.650% due 11/15/34	264	285
5.000% due 11/15/23	925	985	Plains All American Pipeline, LP / PAA
Newmont Mining Corp.			Finance Corp.
6.250% due 10/01/39	150	190	2.600% due 12/15/19	325	325
NextEra Energy Capital Holdings, Inc.			4.500% due 12/15/26	313	320
2.700% due 09/15/19	352	356	4.900% due 02/15/45	41	39
Noble Energy, Inc.			PNC Bank NA
5.250% due 11/15/43	605	646	Series BKNT
4.950% due 08/15/47	162	169	2.300% due 06/01/20	270	271
Norfolk Southern Corp.			Praxair, Inc.
1.800% due 02/14/20	328	328	3.200% due 01/30/26	910	931

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 547

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Priceline Group, Inc. (The)			2.350% due 07/01/21	735	731
2.750% due 03/15/23	279	279	3.250% due 07/01/26	805	800
Procter & Gamble Co. (The)			Southern Natural Gas Co. LLC /
1.850% due 02/02/21	280	278	Southern Natural Issuing Corp.
3.500% due 10/25/47	386	383	4.400% due 06/15/21	440	465
Progress Energy, Inc.			Southwest Airlines Co.
7.050% due 03/15/19	118	126	2.650% due 11/05/20	550	558
			Sprint Spectrum Co. LLC / Sprint
7.750% due 03/01/31	581	817	Spectrum Co II LLC / Sprint Spectrum
PSEG Power LLC			Co III LLC
8.625% due 04/15/31	212	281	Series A-1
Public Service Co. of Oklahoma			3.360% due 09/20/21 (Þ)	390	396
Series G			Starbucks Corp.
6.625% due 11/15/37	300	399	3.850% due 10/01/23	260	279
QUALCOMM, Inc.			Sunoco Logistics Partners Operations,
2.600% due 01/30/23	825	822	LP
Raytheon Co.			5.350% due 05/15/45	86	86
3.125% due 10/15/20	318	328	5.400% due 10/01/47	480	486
Republic Services, Inc.			Sysco Corp.
4.750% due 05/15/23	246	271	3.300% due 07/15/26	280	282
Reynolds American, Inc.			Target Corp.
6.875% due 05/01/20	205	228	3.900% due 11/15/47	80	79
4.450% due 06/12/25	2,114	2,275	Tennessee Gas Pipeline Co. LLC
8.125% due 05/01/40	465	691	8.375% due 06/15/32	410	535
6.150% due 09/15/43	375	475	Teva Pharmaceutical Finance Co. LLC
5.850% due 08/15/45	112	138	6.150% due 02/01/36	390	400
Rohm and Haas Co.			Thermo Fisher Scientific, Inc.
7.850% due 07/15/29	203	280	2.400% due 02/01/19	280	281
Roper Technologies, Inc.			2.950% due 09/19/26	285	279
2.800% due 12/15/21	240	242	Time Warner Cable LLC
Sabine Pass Liquefaction LLC			6.550% due 05/01/37	150	176
Series WI			7.300% due 07/01/38	275	344
6.250% due 03/15/22	465	523	Time Warner Entertainment Co. , LP
Santander Holdings USA, Inc.			8.375% due 03/15/23	227	282
2.700% due 05/24/19	275	277	Time Warner, Inc.
Schlumberger Holdings Corp.			4.750% due 03/29/21	1,075	1,152
3.625% due 12/21/22 (Þ)	268	279	4.000% due 01/15/22	265	278
Select Income REIT			6.250% due 03/29/41	205	245
4.250% due 05/15/24	738	748	Toyota Motor Credit Corp.
Sempra Energy			1.550% due 10/18/19	714	710
9.800% due 02/15/19	278	305	Series GMTN
1.625% due 10/07/19	282	280	2.800% due 07/13/22	375	382
3.550% due 06/15/24	315	324	TTX Co.
Sherwin-Williams Co.			2.250% due 02/01/19 (Þ)	323	323
2.250% due 05/15/20	905	907	Unilever Capital Corp.
Sierra Pacific Power Co.			1.800% due 05/05/20	425	424
Series T			Union Pacific Corp.
3.375% due 08/15/23	268	279	3.600% due 09/15/37	617	628
SL Green Operating Partnership, LP			4.050% due 11/15/45	370	388
3.250% due 10/15/22	964	967	United Parcel Service, Inc.
South Carolina Electric & Gas Co.			6.200% due 01/15/38	142	192
6.050% due 01/15/38	330	399	United Technologies Corp.
Southern California Edison Co.			4.500% due 04/15/20	303	321
5.625% due 02/01/36	149	185	3.125% due 05/04/27	735	736
Series C			4.500% due 06/01/42	280	305
3.600% due 02/01/45	295	294	UnitedHealth Group, Inc.
Southern Co. (The)			2.700% due 07/15/20	325	331
2.150% due 09/01/19	980	982	1.950% due 10/15/20	1,751	1,747

See accompanying notes which are an integral part of the financial statements.

548 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.875% due 10/15/20	100	105	WEA Finance LLC / Westfield UK &
2.950% due 10/15/27	405	400	Europe Finance PLC
4.625% due 07/15/35	283	321	2.700% due 09/17/19 (Þ)	460	464
3.750% due 10/15/47	164	161	Wells Fargo & Co.
Universal Health Services, Inc.			2.125% due 04/22/19	1,165	1,169
4.750% due 08/01/22 (Þ)	314	324	2.625% due 07/22/22	308	307
US Bancorp			3.069% due 01/24/23	1,240	1,256
2.200% due 04/25/19	720	724	5.375% due 02/07/35	233	280
2.950% due 07/15/22	570	583	4.650% due 11/04/44	583	626
USF&G Capital III			4.750% due 12/07/46	81	88
8.312% due 07/01/46 (Þ)	445	658	Series GMTN
Valero Energy Corp.			4.900% due 11/17/45	226	251
6.625% due 06/15/37	175	225	Wells Fargo Bank NA
Verizon Communications, Inc.			2.150% due 12/06/19	270	271
5.150% due 09/15/23	190	213	Welltower, Inc.
3.376% due 02/15/25 (Þ)	612	616	6.500% due 03/15/41	100	128
4.125% due 03/16/27	535	558	Wesleyan University
4.400% due 11/01/34	355	357	4.781% due 07/01/16	213	223
5.250% due 03/16/37	129	140	Westlake Chemical Corp.
Series WI			Series WI
2.946% due 03/15/22	280	284	5.000% due 08/15/46	230	255
4.272% due 01/15/36	1,764	1,735	Whole Foods Market, Inc.
4.862% due 08/21/46	149	150	Series WI
5.012% due 08/21/54	187	187	5.200% due 12/03/25	420	482
4.672% due 03/15/55	1,950	1,851	Williams Partners, LP
Viacom, Inc.			3.600% due 03/15/22	385	398
4.375% due 03/15/43	1,088	922	4.300% due 03/04/24	220	233
Virginia Electric & Power Co.			3.750% due 06/15/27	670	672
Series A			6.300% due 04/15/40	352	428
6.000% due 05/15/37	213	275	5.800% due 11/15/43	480	557
Series B			Wyndham Worldwide Corp.
2.950% due 11/15/26	695	692	4.150% due 04/01/24	270	274
Series C			Xerox Corp.
4.000% due 11/15/46	845	881	4.500% due 05/15/21	312	328
VMware, Inc.					277,772
2.950% due 08/21/22	680	682	International Debt - 8.0%
Volkswagen Group of America Finance			Abu Dhabi Crude Oil Pipeline LLC
LLC			4.600% due 11/02/47 (Þ)	200	204
2.450% due 11/20/19 (Þ)	460	462	Abu Dhabi Government International
Vulcan Materials Co.			Bond
4.500% due 06/15/47	346	349	2.500% due 10/11/22 (Þ)	262	260
Wachovia Capital Trust II			3.125% due 10/11/27 (Þ)	608	600
1.859% due 01/15/27 (Ê)	615	578	4.125% due 10/11/47 (Þ)	538	533
Walgreen Co.			Actavis Funding SCS
3.100% due 09/15/22	274	278	3.000% due 03/12/20 (Þ)	320	325
Walgreens Boots Alliance, Inc.			Series WI
2.700% due 11/18/19	319	322	4.850% due 06/15/44	255	273
4.800% due 11/18/44	209	218	ACWA Power Management and
			Investments One, Ltd.
Wal-Mart Stores, Inc.			5.950% due 12/15/39 (Þ)	380	393
4.250% due 04/15/21	260	279	AerCap Ireland Capital, Ltd. / AerCap
Walt Disney Co. (The)			Global Aviation Trust
2.350% due 12/01/22	275	274	Series WI
Washington Prime Group, LP			4.500% due 05/15/21	861	914
5.950% due 08/15/24	540	554	AES Gener SA
Waste Management, Inc.			5.000% due 07/14/25 (Þ)	273	277
4.750% due 06/30/20	302	322	Agrium, Inc.
3.150% due 11/15/27	640	640	4.900% due 06/01/43	253	279

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 549

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
AIA Group, Ltd.			6.250% due 03/15/38	192	237
2.250% due 03/11/19 (Þ)	207	207	Series GMTN
Alibaba Group Holding, Ltd.			4.950% due 06/01/47	779	846
Series WI			Canadian Pacific Railway Co.
3.125% due 11/28/21	274	279	4.800% due 09/15/35	260	298
Alimentation Couche-Tard, Inc.			CBQ Finance, Ltd.
3.550% due 07/26/27 (Þ)	280	281	7.500% due 11/18/19 (Þ)	256	274
America Movil SAB de CV			CDP Financial, Inc.
5.000% due 03/30/20	710	755	5.600% due 11/25/39 (Þ)	545	708
6.125% due 03/30/40	169	210	Celulosa Arauco y Constitucion SA
Anglo American Capital PLC			3.875% due 11/02/27 (Þ)	211	208
4.750% due 04/10/27 (Þ)	467	494	Series WI
AP Moeller - Maersk A/S			4.500% due 08/01/24	263	278
2.550% due 09/22/19 (Þ)	213	214	Cenovus Energy, Inc.
AstraZeneca PLC			4.250% due 04/15/27 (Þ)	1,215	1,219
1.950% due 09/18/19	328	328	6.750% due 11/15/39	388	463
2.375% due 11/16/20	840	843	CK Hutchison International (17) (II),
2.375% due 06/12/22	520	516	Ltd.
			2.250% due 09/29/20 (Þ)	292	291
Banco de Bogota SA			Colombia Government International
4.375% due 08/03/27 (Þ)	277	279
Banco Inbursa SA Institucion de Banca			Bond
Multiple			3.875% due 04/25/27	257	259
4.375% due 04/11/27 (Þ)	279	277	Corp. Andina de Fomento
Bancolombia SA			2.750% due 01/06/23	1,215	1,212
5.950% due 06/03/21	945	1,031	Credit Agricole SA
Bank of Montreal			3.250% due 10/04/24 (Þ)	1,412	1,412
2.100% due 12/12/19	733	735	Credit Suisse Group AG
1.900% due 08/27/21	455	447	2.997% due 12/14/23 (Ê)(Þ)	820	818
Bank of Nova Scotia (The)			Danone SA
Series BKNT			1.691% due 10/30/19 (Þ)	282	280
2.150% due 07/14/20	331	331	Deutsche Bank AG
2.450% due 09/19/22	405	402	2.950% due 08/20/20	329	332
			Deutsche Telekom International Finance
Banque Federative du Credit Mutuel SA			BV
2.700% due 07/20/22 (Þ)	1,007	1,008	6.000% due 07/08/19	262	279
Barclays PLC			2.225% due 01/17/20 (Þ)	240	240
3.684% due 01/10/23	424	433	8.750% due 06/15/30	160	235
4.836% due 05/09/28	1,715	1,790	DP World, Ltd.
BAT International Finance PLC			6.850% due 07/02/37 (Þ)	100	124
2.750% due 06/15/20 (Þ)	320	324	Dryden 34 Senior Loan Fund
BBVA Bancomer SA			Series 2017-34A Class AR
6.750% due 09/30/22 (Þ)	915	1,039	2.519% due 10/15/26 (Ê)(Þ)	1,480	1,487
BP Capital Markets PLC			Dryden 37 Senior Loan Fund
4.750% due 03/10/19	312	324
3.062% due 03/17/22	410	421	Series 2015-37A Class A
			2.380% due 04/15/27 (Ê)(Þ)	1,300	1,303
3.216% due 11/28/23	780	801
3.588% due 04/14/27	490	507	Dryden 50 Senior Loan Fund
3.279% due 09/19/27	475	478	Series 2017-50A Class A1
			2.477% due 07/15/30 (Ê)(Þ)	1,475	1,478
Braskem Finance, Ltd.
7.000% due 05/07/20 (Þ)	257	283	Electricite de France SA
			6.500% due 01/26/19 (Þ)	307	324
Braskem Netherlands Finance BV
3.500% due 01/10/23 (Þ)	670	670	Empresa Electrica Angamos SA
			4.875% due 05/25/29 (Þ)	274	275
4.500% due 01/10/28 (Þ)	420	418
			Enbridge, Inc.
British Telecommunications PLC			2.900% due 07/15/22	599	602
9.125% due 12/15/30	124	187	4.000% due 10/01/23	176	184
Brookfield Finance, Inc.			3.700% due 07/15/27	751	761
4.250% due 06/02/26	270	280
			Enel Finance International NV
Canadian Natural Resources, Ltd.			3.625% due 05/25/27 (Þ)	274	274
2.950% due 01/15/23	342	344

See accompanying notes which are an integral part of the financial statements.

550 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
European Investment Bank			Mondelez International Holdings
1.625% due 08/14/20	345	343	Netherlands BV
2.375% due 05/24/27	210	207	1.625% due 10/28/19 (Þ)	1,583	1,567
Export-Import Bank of Korea			Myriad International Holdings BV
3.000% due 11/01/22	1,084	1,086	6.000% due 07/18/20 (Þ)	257	276
Fortis, Inc.			NOVA Chemicals Corp.
Series WI			5.250% due 06/01/27 (Þ)	475	483
3.055% due 10/04/26	984	955	NXP BV / NXP Funding LLC
GE Capital International Funding Co.			4.625% due 06/15/22 (Þ)	480	514
Unlimited Co			Pernod-Ricard SA
Series WI			5.750% due 04/07/21 (Þ)	253	280
2.342% due 11/15/20	275	276	Petro-Canada
Grupo Bimbo SAB de CV			6.800% due 05/15/38	210	286
4.875% due 06/27/44 (Þ)	280	279	Petroleos Mexicanos
HSBC Bank PLC			5.500% due 01/21/21	702	746
7.650% due 05/01/25	385	476	5.375% due 03/13/22 (Þ)	970	1,029
Series 1M			6.500% due 03/13/27 (Þ)	114	124
1.750% due 06/29/49 (Ê)(ƒ)	820	705	Series WI
HSBC Holdings PLC			5.625% due 01/23/46	805	734
3.262% due 03/13/23 (Ê)	1,383	1,413	Province of Alberta Canada Revenue
4.041% due 03/13/28 (Ê)	460	481	Bond
6.800% due 06/01/38	236	320	2.200% due 07/26/22	320	318
ING Bank NV			Province of Manitoba
5.800% due 09/25/23 (Þ)	815	928	2.125% due 05/04/22	220	218
Inversiones CMPC SA			Province of Quebec
4.500% due 04/25/22 (Þ)	267	280	2.500% due 04/20/26	390	384
4.750% due 09/15/24 (Þ)	265	279	PT Pertamina (Persero)
Itau CorpBanca SA			4.300% due 05/20/23 (Þ)	560	591
3.875% due 09/22/19 (Þ)	271	278	PTT Global Chemical PCL
Kaupthing Bank HF			4.250% due 09/19/22 (Þ)	200	211
7.625% due 02/28/20 (Å)(Ø)(Š)	1,210	—	Reckitt Benckiser Treasury Services PLC
5.750% due 10/04/20 (Å)(Ø)(Š)	100	—	2.375% due 06/24/22 (Þ)	1,300	1,284
KfW			Royal Bank of Canada
1.500% due 09/09/19	1,500	1,493	2.150% due 10/26/20	1,021	1,020
1.625% due 05/29/20	640	637	2.350% due 10/30/20	327	329
KOC Holding AS			Series GMTN
3.500% due 04/24/20 (Þ)	277	278	2.125% due 03/02/20	835	837
Kookmin Bank			Royal Bank of Scotland Group PLC
1.625% due 08/01/19 (Þ)	230	226	3.498% due 05/15/23 (Ê)	700	705
Lloyds Banking Group PLC			3.875% due 09/12/23	1,224	1,255
2.907% due 11/07/23 (~)(Ê)	890	890	Santander UK Group Holdings PLC
Lukoil International Finance BV			3.823% due 11/03/28 (Ê)	995	1,002
6.125% due 11/09/20 (Þ)	690	750	Saudi Government International Bond
4.563% due 04/24/23 (Þ)	264	274	2.875% due 03/04/23 (Þ)	635	632
			3.625% due 03/04/28 (Þ)	595	591
LYB International Finance BV			4.625% due 10/04/47 (Þ)	285	292
4.000% due 07/15/23	265	279
LyondellBasell Industries NV			Schlumberger Investment SA
5.000% due 04/15/19	212	219	3.650% due 12/01/23	510	539
Mexichem SAB de CV			Shell International Finance BV
5.500% due 01/15/48 (Þ)	185	180	4.375% due 03/25/20	309	326
			2.125% due 05/11/20	340	341
Mexico Generadora de Energia S de rl
5.500% due 12/06/32 (Þ)	242	256	4.550% due 08/12/43	253	281
			Shire Acquisitions Investments Ireland
Mexico Government International Bond			DAC
4.150% due 03/28/27	930	967	1.900% due 09/23/19	1,055	1,051
4.600% due 02/10/48	260	254	2.400% due 09/23/21	1,170	1,162
Mizuho Bank, Ltd.			Siemens Financieringsmaatschappij NV
2.450% due 04/16/19 (Þ)	279	281	2.150% due 05/27/20 (Þ)	270	271

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 551

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
2.700% due 03/16/22 (Þ)	415	421	Series 2017-2A Class A1R
Southern Copper Corp.			2.554% due 04/17/30 (Å)(Ê)	1,670	1,679
6.750% due 04/16/40	223	279	XLIT, Ltd.
State Grid Overseas Investment, Ltd.			5.500% due 03/31/45	264	278
2.750% due 05/04/22 (Þ)	281	282			89,571
Sumitomo Mitsui Banking Corp.			Mortgage-Backed Securities - 24.9%
1.966% due 01/11/19	279	279	225 Liberty Street Trust
Sumitomo Mitsui Financial Group, Inc.			Series 2016-225L Class A
2.778% due 10/18/22	702	702	3.597% due 02/10/36 (Þ)	235	244
Suncor Energy, Inc.			A10 Bridge Asset Financing LLC Trust
3.600% due 12/01/24	272	281	Series 2017-AA Class B1
Symphony CLO XVII, Ltd.			0.010% due 05/15/36 (Þ)	1,110	1,101
Series 2016-17A Class A1			Banc of America Merrill Lynch
2.380% due 04/15/28 (Ê)(Þ)	1,500	1,505	Commercial Mortgage Securities Trust
Syngenta Finance NV			Series 2012-PARK Class A
3.125% due 03/28/22	330	322	2.959% due 12/10/30 (Þ)	340	346
Telefonica Emisiones SAU			Banc of America Mortgage Trust
5.213% due 03/08/47	200	220	Series 2004-D Class 2A2
Tencent Holdings, Ltd.			3.258% due 05/25/34 (~)(Ê)	217	218
3.375% due 05/02/19 (Þ)	275	280	Series 2006-B Class 1A1
Teva Pharmaceutical Finance			3.247% due 10/20/46 (~)(Ê)	34	22
Netherlands III BV			BANK
2.800% due 07/21/23	580	534	Series 2017-BNK8 Class A4
3.150% due 10/01/26	474	420	3.488% due 11/15/50 (Š)	255	263
Toronto-Dominion Bank (The)			Bank of America Mortgage Securities,
1.900% due 10/24/19	521	520	Inc.
1.950% due 04/02/20 (Þ)	317	315	Series 2004-B Class 2A2
2.125% due 04/07/21	885	881	3.620% due 03/25/34 (~)(Ê)	266	269
Total Capital Canada, Ltd.			Bayview Commercial Asset Trust
2.750% due 07/15/23	277	280	Series 2007-2A Class A1
Total Capital SA			1.507% due 07/25/37 (Ê)(Þ)	1,809	1,717
4.125% due 01/28/21	261	277	BCAP LLC Trust
TransCanada PipeLines, Ltd.			Series 2011-R11 Class 15A1
7.250% due 08/15/38	150	214	3.624% due 10/26/33 (~)(Å)(Ê)	700	709
7.625% due 01/15/39	190	284	Series 2011-R11 Class 20A5
Trust F/1401			3.411% due 03/26/35 (~)(Ê)(Þ)	6	6
5.250% due 01/30/26 (Þ)	263	280	Bear Stearns Adjustable Rate Mortgage
UBS AG			Trust
2.200% due 06/08/20 (Þ)	315	315	Series 2005-2 Class A1
UBS Group Funding Switzerland AG			3.260% due 03/25/35 (Ê)	378	382
2.950% due 09/24/20 (Þ)	480	488	Series 2005-5 Class A1
3.491% due 05/23/23 (Þ)	410	420	3.280% due 08/25/35 (Ê)	939	955
Uruguay Government International Bond			Bear Stearns Alternative-A Trust
5.100% due 06/18/50	121	130	Series 2005-4 Class 24A1
Vale Overseas, Ltd.			3.031% due 05/25/35 (~)(Ê)	533	551
5.875% due 06/10/21	313	343	BXP Trust
4.375% due 01/11/22	83	87	Series 2017-GM Class A
6.250% due 08/10/26	430	495	3.379% due 06/13/39 (Þ)	559	569
6.875% due 11/21/36	233	279	Citigroup Commercial Mortgage Trust
6.875% due 11/10/39	168	201	Series 2013-GC17 Class A4
Validus Holdings, Ltd.			4.131% due 11/10/46	139	150
8.875% due 01/26/40	781	1,149	Series 2014-GC19 Class A4
Vodafone Group PLC			4.023% due 03/10/47	825	883
5.450% due 06/10/19	400	422	Series 2014-GC25 Class AAB
7.875% due 02/15/30	450	616	3.371% due 10/10/47	1,015	1,050
6.250% due 11/30/32	345	420	Citigroup Mortgage Loan Trust, Inc.
Voya CLO, Ltd.			Series 2005-2 Class 1A2A
2.757% due 10/20/27 (Ê)(Þ)	1,000	1,009	3.131% due 05/25/35 (~)(Ê)	641	660

See accompanying notes which are an integral part of the financial statements.

552 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2015-2 Class 5A1			3.500% due 2026	373	387
0.444% due 03/25/47 (Ê)(Þ)	443	433	2.500% due 2027	24	25
Commercial Mortgage Trust			3.000% due 2027	611	628
Series 2013-CR7 Class A4			3.500% due 2027	55	58
3.213% due 03/10/46	66	68	4.000% due 2027	230	241
Series 2013-CR8 Class A5			2.500% due 2028	1,514	1,530
3.612% due 06/10/46 (~)(Ê)	33	35	3.000% due 2028	221	227
Series 2013-CR9 Class A4			3.000% due 2029	337	345
4.375% due 07/10/45 (~)(Ê)	170	184	6.000% due 2029	205	230
Series 2013-CR11 Class A3			2.500% due 2030	281	283
3.983% due 10/10/46	353	376	3.000% due 2030	234	240
Series 2013-CR12 Class A3			3.500% due 2030	364	379
3.765% due 10/10/46	334	352	4.500% due 2030	40	43
Series 2013-CR12 Class A4			5.500% due 2030	380	419
4.046% due 10/10/46	965	1,032	2.500% due 2031	556	559
Series 2013-LC6 Class A4			2.600% due 2031	330	316
2.941% due 01/10/46	208	212	3.000% due 2031	186	191
			2.500% due 2032	242	244
Series 2014-CR16 Class A4			3.000% due 2032	396	406
4.051% due 04/10/47	166	178
			3.500% due 2032	33	35
Series 2015-3BP Class A			4.000% due 2032	46	48
3.178% due 02/10/35 (Þ)	5	5
			3.000% due 2033	459	470
Series 2016-787S Class A			4.500% due 2033	37	40
3.545% due 02/10/36 (Þ)	235	241
Credit Suisse First Boston Mortgage			5.000% due 2033	153	167
Securities Corp.			5.500% due 2033	175	194
Series 2003-27 Class 4A4			3.500% due 2034	414	431
5.750% due 11/25/33	35	36	4.500% due 2034	16	17
CSAIL Commercial Mortgage Trust			5.000% due 2034	80	88
Series 2015-C2 Class XA			5.500% due 2034	487	545
Interest Only STRIP			6.000% due 2034	75	86
0.859% due 06/15/57 (~)(Ê)	9,714	448	4.500% due 2035	656	708
			5.000% due 2035	187	206
Series 2016-C7 Class A5			5.500% due 2035	21	24
3.502% due 11/15/49	187	193
			6.000% due 2035	247	280
DBJPM Mortgage Trust			5.500% due 2036	543	607
Series 2016-C1 Class A4			6.500% due 2036	4	5
3.276% due 05/10/49	284	290	3.500% due 2037	479	497
Depositor LLC Trust			5.000% due 2037	82	90
Series 2012-7WTC Class A			5.500% due 2037	228	254
4.082% due 03/13/31 (Þ)	39	39
Deutsche Mortgage Securities, Inc. Re-			6.000% due 2037	76	86
REMIC Trust			6.500% due 2037	30	34
Series 2007-WM1 Class A1			5.000% due 2038	131	142
4.078% due 06/27/37 (~)(Ê)(Þ)	757	768	5.500% due 2038	1,054	1,177
Fannie Mae			4.500% due 2039	445	478
6.500% due 2018	1	1	5.000% due 2039	2	2
5.000% due 2019	10	11	6.000% due 2039	69	78
6.500% due 2019	4	4	4.000% due 2040	269	287
3.540% due 2020	405	420	4.500% due 2040	426	458
5.000% due 2020	19	19	5.500% due 2040	933	1,044
5.500% due 2020	108	111	3.500% due 2041	225	232
6.500% due 2020	3	3	4.000% due 2041	595	630
3.881% due 2021	733	774	4.500% due 2041	234	253
5.500% due 2021	9	9	5.000% due 2041	584	635
4.500% due 2023	91	97	5.500% due 2041	20	23
5.000% due 2023	398	431	3.000% due 2042	1,258	1,266
3.500% due 2025	74	77	3.500% due 2042	862	889
4.000% due 2025	151	158	4.000% due 2042	346	366
4.500% due 2025	12	12	4.500% due 2042	52	56

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 553

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.000% due 2043	3,145	3,161	Flagstar Mortgage Trust
3.500% due 2043	4,316	4,469	Series 2017-2 Class A5
4.000% due 2043	717	755	3.500% due 10/25/47 (~)(Ê)(Þ)	1,662	1,687
4.500% due 2043	147	157	Freddie Mac
4.000% due 2044	594	625	4.500% due 2019	5	5
4.500% due 2044	63	68	5.000% due 2019	12	12
3.000% due 2045	692	695	6.000% due 2022	2	2
3.500% due 2045	2,696	2,778	4.000% due 2024	58	61
4.000% due 2045	1,898	2,002	5.500% due 2024	30	32
4.500% due 2045	69	74	6.500% due 2025	2	2
3.000% due 2046	2,149	2,152	3.000% due 2026	82	84
3.500% due 2046	3,595	3,704	4.000% due 2026	86	90
4.000% due 2046	5,386	5,694	5.000% due 2027	1	1
4.500% due 2046	992	1,076	5.000% due 2028	78	84
3.000% due 2047	1,099	1,101	6.000% due 2028	100	112
3.500% due 2047	5,471	5,644	6.500% due 2028	7	8
4.000% due 2047	9,211	9,698	6.500% due 2029	5	5
4.500% due 2047	703	752	3.500% due 2030	369	384
15 Year TBA(Ï)			2.500% due 2031	409	412
2.500%	2,265	2,275	2.500% due 2032	377	379
3.000%	405	415	3.000% due 2032	139	143
30 Year TBA(Ï)			3.500% due 2032	129	134
3.000%	950	950	5.500% due 2032	101	113
3.500%	19,745	20,292	6.000% due 2032	14	16
4.000%	10,486	11,002	7.500% due 2032	11	12
4.500%	4,030	4,307	5.500% due 2033	41	45
Fannie Mae Connecticut Avenue			5.000% due 2034	280	306
Securities			5.500% due 2034	40	45
Series 2014-C04 Class 1M2			5.500% due 2035	59	66
6.138% due 11/25/24 (Ê)	1,544	1,753	5.500% due 2036	54	60
Series 2016-C06 Class 1M1			6.000% due 2036	25	27
2.537% due 04/25/29 (Ê)	1,715	1,736	5.000% due 2037	4	4
Fannie Mae Grantor Trust			5.500% due 2037	7	7
Series 2002-T5 Class A1			6.000% due 2037	46	52
0.410% due 05/25/32 (Ê)	157	156	5.000% due 2038	2	2
Fannie Mae REMIC Trust			5.500% due 2038	39	43
Series 2004-W12 Class 1A1			6.000% due 2038	52	58
6.000% due 07/25/44	300	342	4.500% due 2039	143	154
Series 2004-W12 Class 1A3			5.500% due 2039	11	13
7.000% due 07/25/44	764	892	4.000% due 2040	1,302	1,386
Fannie Mae REMICS			4.500% due 2040	68	73
Series 1999-56 Class Z			5.000% due 2040	13	15
7.000% due 12/18/29	53	59	5.500% due 2040	7	8
Series 2005-117 Class LC			4.000% due 2041	82	86
5.500% due 11/25/35	286	303	4.500% due 2041	400	429
Series 2009-96 Class DB			5.000% due 2041	90	98
4.000% due 11/25/29	508	536	5.500% due 2041	356	398
Series 2017-6 Class PA			3.000% due 2042	388	391
3.500% due 06/25/46	2,405	2,476	3.500% due 2042	477	493
Series 2017-41 Class MD			4.000% due 2042	435	460
4.000% due 05/25/53	406	427	3.000% due 2043	1,680	1,691
Series 2017-71 Class AB			3.500% due 2043	3,318	3,439
3.000% due 08/25/44	627	637	4.000% due 2043	151	160
Fannie Mae Whole Loan			4.500% due 2043	341	368
Series 2003-W5 Class A			3.500% due 2044	195	202
1.348% due 04/25/33 (Ê)	25	24	4.000% due 2044	1,166	1,235
Federal Housing Authority Trust			4.500% due 2044	224	239
7.430% due 06/27/21 (Š)	15	15	3.000% due 2045	344	344

See accompanying notes which are an integral part of the financial statements.

554 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.500% due 2045	1,239	1,279	5.000% due 02/15/40	281	303
4.000% due 2045	2,546	2,691	Series 2010-3653 Class B
4.500% due 2045	136	145	4.500% due 04/15/30	699	754
3.000% due 2046	2,584	2,591	Series 2012-3989 Class BW
3.500% due 2046	1,343	1,381	3.500% due 01/15/27	3,180	3,336
4.000% due 2046	1,746	1,846	Series 2012-4019 Class JD
4.500% due 2046	167	178	3.000% due 05/15/41	312	318
3.000% due 2047	2,168	2,173	Freddie Mac Strips
3.500% due 2047	367	376	Series 2012-271 Class 30
4.000% due 2047	4,910	5,158	3.000% due 08/15/42	1,193	1,180
15 Year TBA(Ï)			Freddie Mac Structured Agency Credit
3.000%	405	415	Risk Debt Notes
3.500%	35	36	Series 2015-DN1 Class M3
30 Year TBA(Ï)			4.331% due 01/25/25 (Ê)	1,547	1,668
3.000%	1,425	1,426	Series 2015-DNA2 Class M2
3.500%	5,920	6,084	3.838% due 12/25/27 (Ê)	770	787
4.000%	15,945	16,732	Ginnie Mae
4.500%	45	48	Series 2004-93 Class PC
5.000%	35	38	5.000% due 04/16/34	295	299
Freddie Mac Multifamily Structured			Ginnie Mae I
Pass-Through Certificates			9.000% due 2025	5	5
Series 2013-K024 Class A2			7.000% due 2031	18	20
2.573% due 09/25/22	1,850	1,871	7.000% due 2033	1	1
Series 2013-K029 Class A2			3.000% due 2042	66	67
3.320% due 02/25/23 (~)(Ê)	1,760	1,841	3.000% due 2043	166	169
Series 2015-K045 Class A2			3.500% due 2043	56	58
3.023% due 01/25/25	1,240	1,275	Ginnie Mae II
Series 2015-K046 Class A2			7.500% due 2032	1	2
3.205% due 03/25/25	480	499	5.500% due 2039	83	90
Series 2015-K047 Class A2			4.000% due 2040	32	34
3.329% due 05/25/25 (~)(Ê)	930	974	4.000% due 2041	198	209
Series 2015-K048 Class A2			4.500% due 2041	642	691
3.284% due 06/25/25 (~)(Ê)	1,570	1,639	5.500% due 2041	10	11
Series 2015-K049 Class A2			3.000% due 2042	148	150
3.010% due 08/25/25	1,800	1,845	3.500% due 2042	451	471
Series 2015-K051 Class A2			4.000% due 2042	616	651
3.308% due 09/25/25	1,040	1,086	4.500% due 2042	298	321
Series 2016-K053 Class A2			3.000% due 2043	287	292
2.995% due 12/25/25	1,745	1,784	3.500% due 2043	962	1,003
Series 2016-K056 Class A2			4.000% due 2043	219	232
2.525% due 05/25/26	1,620	1,594	4.000% due 2044	574	607
Series 2016-K057 Class A2			3.000% due 2045	758	768
2.570% due 07/25/26	1,030	1,016	3.500% due 2045	1,140	1,183
Series 2017-K068 Class A2			4.000% due 2045	233	247
3.244% due 08/25/27	160	165	3.000% due 2046	1,355	1,371
Series 2017-K726 Class A2			3.500% due 2046	1,211	1,257
2.905% due 04/25/24	448	458	3.000% due 2047	1,937	1,961
Series K728 Class A2			3.500% due 2047	1,929	2,003
3.064% due 08/25/24 (~)(Ê)	854	880	4.000% due 2047	1,061	1,116
Freddie Mac Reference REMIC			30 Year TBA(Ï)
Series 2006-R006 Class ZA			3.000%	5,800	5,866
6.000% due 04/15/36	755	844	3.500%	4,070	4,221
Series 2006-R007 Class ZA			4.000%	3,210	3,370
6.000% due 05/15/36	448	501	4.500%	1,185	1,255
Freddie Mac REMICS			Grace Mortgage Trust
Series 2006-3123 Class HT			Series 2014-GRCE Class A
5.000% due 03/15/26	298	318	3.369% due 06/10/28 (Þ)	456	470
Series 2010-3632 Class PK			GS Mortgage Securities Corp. II

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 555

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2013-GC16 Class A4			Series 2007-C6 Class AM
4.271% due 11/10/46	10	11	6.114% due 07/15/40 (~)(Ê)	502	502
Series 2015-GC30 Class A4			Morgan Stanley Bank of America Merrill
3.382% due 05/10/50	72	74	Lynch Trust
GS Mortgage Securities Trust			Series 2013-C10 Class A4
Series 2012-SHOP Class A			4.218% due 07/15/46 (~)(Ê)	92	99
2.933% due 06/05/31 (Þ)	553	560	Series 2013-C12 Class A4
Series 2013-GC12 Class A4			4.259% due 10/15/46 (~)(Ê)	153	165
3.135% due 06/10/46	70	72	Series 2014-C14 Class A4
Series 2014-GC18 Class A3			3.787% due 02/15/47	165	174
3.801% due 01/10/47	447	473	Series 2014-C14 Class A5
HarborView Mortgage Loan Trust			4.064% due 02/15/47	52	56
Series 2004-4 Class 3A			Series 2015-C20 Class A4
1.281% due 06/19/34 (Ê)	45	44	3.249% due 02/15/48	181	185
Hilton USA Trust			Series 2015-C24 Class A4
			3.732% due 05/15/48	945	995
Series 2016-HHV Class D
4.194% due 11/05/38 (~)(Ê)(Þ)	2,271	2,242	Series 2016-C31 Class A1
			1.511% due 11/15/21	445	439
Series 2016-SFP Class A
2.828% due 11/05/35 (Þ)	261	260	Morgan Stanley Capital I Trust
Hyatt Hotel Portfolio Trust			Series 2007-IQ16 Class AM
			6.277% due 12/12/49 (~)(Ê)	284	284
Series 2017-HYT2 Class C
2.289% due 08/09/20 (Ê)(Þ)	1,061	1,057	Series 2007-T27 Class B
JPMBB Commercial Mortgage Securities			5.915% due 06/11/42 (~)(Ê)(Þ)	1,274	1,406
Trust			Series 2014-CPT Class A
Series 2016-C1 Class A5			3.350% due 07/13/29 (Þ)	456	470
3.576% due 03/15/49	85	88	Morgan Stanley Mortgage Capital
JPMDB Commercial Mortgage Securities			Holdings LLC Trust
Trust			Series 2017-237P Class D
Series 2017-C7 Class A5			3.865% due 09/13/39 (Þ)	914	889
3.409% due 10/15/50	76	78	Series 2017-237P Class XA
JPMorgan Chase Commercial Mortgage			Interest Only STRIP
Securities Trust			0.467% due 09/13/39 (~)(Ê)(Þ)	10,103	318
Series 2004-LN2 Class B			Series 2017-237P Class XB
5.462% due 07/15/41 (~)(Ê)	500	448	Interest Only STRIP
Series 2016-NINE Class A			0.175% due 09/13/39 (~)(Ê)(Þ)	6,248	52
2.854% due 10/06/38 (~)(Ê)(Þ)	530	522	MSCG Trust
Series 2017-JP5 Class A5			Series 2015-ALDR Class A2
3.723% due 03/15/50	109	115	3.577% due 06/07/35 (~)(Ê)(Þ)	310	307
JPMorgan Mortgage Trust			OBP Depositor LLC Trust
Series 2003-A2 Class 3A1			Series 2010-OBP Class A
2.996% due 11/25/33 (~)(Ê)	121	116	4.646% due 07/15/45 (Þ)	230	242
Series 2005-A1 Class 6T1			One Market Plaza Trust
3.613% due 02/25/35 (~)(Ê)	206	204	Series 2017-1MKT Class C
Series 2005-A3 Class 4A1			4.016% due 02/10/32 (Þ)	1,133	1,175
2.658% due 06/25/35 (~)(Ê)	76	77	Series 2017-1MKT Class D
Series 2015-3 Class A5			4.146% due 02/10/32 (Þ)	797	812
3.500% due 05/25/45 (~)(Ê)(Þ)	517	527	RBS Commercial Funding, Inc. Trust
Series 2016-4 Class A5			Series 2013-GSP Class A
3.500% due 10/25/46 (~)(Ê)(Þ)	670	683	3.961% due 01/13/32 (~)(Ê)(Þ)	235	245
Series 2017-1 Class A4			Sequoia Mortgage Trust
3.500% due 01/25/47 (~)(Ê)(Þ)	589	602
			Series 2013-2 Class A
Series 2017-2 Class A5			1.874% due 02/25/43 (~)(Ê)	293	277
3.500% due 05/25/47 (~)(Ê)(Þ)	1,597	1,628
			Series 2013-4 Class A1
Series 2017-3 Class 1A5			2.325% due 04/25/43 (~)(Ê)	270	258
3.500% due 08/25/47 (~)(Ê)(Þ)	1,355	1,380
			Series 2013-6 Class A1
Series 2017-4 Class A5			2.500% due 05/25/43 (~)(Ê)	446	434
3.500% due 11/25/47 (~)(Ê)(Š)(Þ)	1,672	1,704
			Series 2013-6 Class A2
LB-UBS Commercial Mortgage Trust

See accompanying notes which are an integral part of the financial statements.

556 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.000% due 05/25/43 (~)(Ê)	440	437	Worldwide Plaza Trust
Series 2013-12 Class A1			Series 2017-WWP Class A
4.000% due 12/25/43 (Þ)	244	253	3.526% due 11/10/36	609	627
Structured Adjustable Rate Mortgage

Loan Trust			Municipal Bonds - 0.4%		279,790
Series 2004-6 Class 1A			Municipal Electric Authority of Georgia
2.358% due 06/25/34 (~)(Ê)	210	208	Revenue Bonds
Series 2004-12 Class 7A3			6.637% due 04/01/57	990	1,254
2.694% due 09/25/34 (~)(Ê)	62	63	7.055% due 04/01/57	495	601
Structured Asset Securities Corp.			New Jersey Transportation Trust Fund
Mortgage Pass-Through Certificates			Authority Revenue Bonds
Series 2003-34A Class 5A4			5.754% due 12/15/28	290	333
3.383% due 11/25/33 (~)(Ê)	666	677	San Diego Tobacco Settlement Revenue
Towd Point Mortgage Trust			Funding Corp. Revenue Bonds
Series 2017-3 Class A1			7.125% due 06/01/32	195	221
2.750% due 06/25/57 (~)(Ê)(Þ)	848	851	State of California General Obligation
Washington Mutual Mortgage Pass-			Unlimited
Through Certificates Trust			7.500% due 04/01/34	250	366
Series 2003-AR10 Class A7			7.300% due 10/01/39	95	140
2.839% due 10/25/33 (~)(Ê)	224	226	State of Illinois General Obligation
			Unlimited
Series 2004-AR1 Class A			5.877% due 03/01/19	505	523
3.146% due 03/25/34 (~)(Ê)	1,009	1,027	5.100% due 06/01/33	500	504
Series 2005-AR2 Class 2A21
1.564% due 01/25/45 (Ê)	394	389			3,942
Series 2005-AR13 Class A1A1			United States Government Agencies - 0.6%
1.524% due 10/25/45 (Ê)	1,252	1,257	Fannie Mae
			1.500% due 07/30/20	175	174
Series 2006-AR1 Class 2A1A			1.600% due 12/24/20	1,205	1,192
1.594% due 01/25/46 (Ê)	685	686	2.000% due 01/05/22	50	50
Wells Fargo Commercial Mortgage Trust			2.000% due 10/05/22	250	249
Series 2015-C27 Class A4			2.625% due 09/06/24	449	458
3.190% due 02/15/48	54	55	2.125% due 04/24/26	20	19
Series 2015-SG1 Class A4			7.250% due 05/15/30	230	339
3.789% due 09/15/48	181	191	6.625% due 11/15/30	100	142
Series 2016-LC25 Class A4			Federal Home Loan Banks
3.640% due 12/15/59	520	543	1.250% due 01/16/19	225	224
Series 2017-C40 Class A4			1.375% due 03/18/19	100	100
3.581% due 10/15/50	157	164	0.875% due 08/05/19	200	197
Wells Fargo Mortgage Backed Securities
Trust			1.375% due 11/15/19	25	25
Series 2003-J Class 1A9			Freddie Mac
2.612% due 10/25/33 (~)(Ê)	642	646	1.125% due 04/15/19	1,500	1,491
			1.500% due 01/17/20	100	100
Series 2005-AR10 Class 2A4			1.375% due 04/20/20	75	74
2.652% due 06/25/35 (~)(Ê)	28	28
			2.375% due 01/13/22	837	849
Series 2006-AR8 Class 1A3
3.111% due 04/25/36 (~)(Ê)	316	313	6.250% due 07/15/32	424	597
WFRBS Commercial Mortgage Trust			Tennessee Valley Authority
			6.150% due 01/15/38	345	494
Series 2013-C14 Class A4
3.073% due 06/15/46	162	166	Series A
			2.875% due 02/01/27	100	102
Series 2013-C14 Class A5
3.337% due 06/15/46	16	17			6,876
Series 2014-C21 Class XA			United States Government Treasuries - 33.0%
			United States Treasury Inflation Indexed
Interest Only STRIP			Bonds
1.316% due 08/15/47 (~)(Ê)	7,712	410	2.125% due 01/15/19	6,701	6,891
WinWater Mortgage Loan Trust			0.125% due 04/15/19	4,348	4,359
Series 2014-1 Class A1			0.125% due 07/15/22	2,135	2,142
3.926% due 06/20/44 (~)(Ê)(Þ)	944	970	0.375% due 07/15/23	5,132	5,187
Series 2014-1 Class A2			0.125% due 07/15/24	553	547
3.500% due 06/20/44 (~)(Ê)(Þ)	654	665	0.375% due 07/15/25	3,882	3,878

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 557

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.875% due 04/15/29	3,696	5,013	1.750% due 06/30/22	515	509
2.125% due 02/15/40	2,300	2,896	1.875% due 07/31/22	4,446	4,419
2.125% due 02/15/41	811	1,026	1.625% due 08/31/22	3,994	3,923
United States Treasury Notes			1.875% due 09/30/22	6,129	6,089
1.375% due 12/31/18	9,465	9,450	1.875% due 10/31/22	3,150	3,127
1.125% due 01/15/19	1,425	1,418	2.000% due 10/31/22	3,541	3,538
1.375% due 02/28/19	500	499	1.625% due 11/15/22	70	69
1.500% due 02/28/19	500	500	2.125% due 12/31/22	11,105	11,145
1.500% due 03/31/19	5,685	5,682	1.750% due 01/31/23	7,922	7,798
0.875% due 04/15/19	3,455	3,422	2.000% due 02/15/23	8,135	8,107
0.875% due 05/15/19	1,000	990	1.500% due 02/28/23	10,530	10,228
3.125% due 05/15/19	1,000	1,024	1.500% due 03/31/23	1,975	1,916
0.875% due 06/15/19	850	841	1.750% due 05/15/23	3,345	3,284
1.000% due 06/30/19	500	495	1.375% due 06/30/23	4,672	4,489
1.625% due 06/30/19	23,225	23,240	1.375% due 08/31/23	3,974	3,811
1.375% due 07/31/19	3,914	3,901	2.125% due 11/30/23	1,000	999
3.625% due 08/15/19	365	378	2.750% due 02/15/24	2,065	2,135
1.250% due 08/31/19	7,684	7,637	2.125% due 02/29/24	2,340	2,333
1.375% due 09/30/19	2,859	2,847	2.375% due 08/15/24	7,690	7,765
1.500% due 10/31/19	3,229	3,223	2.125% due 10/31/24	1,186	1,178
1.000% due 11/15/19	1,750	1,728	2.250% due 10/31/24	200	200
1.375% due 02/29/20	1,200	1,192	2.250% due 11/15/24	9,230	9,236
1.125% due 03/31/20	250	247	2.000% due 02/15/25	2,500	2,456
1.375% due 03/31/20	2,330	2,313	6.000% due 02/15/26	365	468
1.125% due 04/30/20	1,020	1,006	1.625% due 05/15/26	6,666	6,300
1.500% due 05/15/20	1,000	995	1.500% due 08/15/26	584	545
8.750% due 05/15/20	700	824	2.000% due 11/15/26	1,385	1,345
1.375% due 05/31/20	750	744	2.250% due 02/15/27	1,305	1,292
1.500% due 06/15/20	1,750	1,741	2.375% due 05/15/27	1,250	1,250
1.625% due 06/30/20	3,165	3,158	1.625% due 08/15/27	475	450
1.625% due 07/31/20	2,040	2,035	2.250% due 08/15/27	2,320	2,294
2.625% due 08/15/20	7,182	7,358	6.125% due 11/15/27	35	47
1.375% due 08/31/20	5,767	5,711	5.250% due 11/15/28	50	64
2.125% due 08/31/20	7,849	7,934	5.250% due 02/15/29	2,460	3,152
1.625% due 10/15/20	775	772	6.125% due 08/15/29	2,076	2,868
1.375% due 10/31/20	8,232	8,142	6.250% due 05/15/30	1,800	2,543
1.750% due 10/31/20	6,983	6,983	5.375% due 02/15/31	1,180	1,572
1.625% due 11/30/20	4,882	4,861	4.500% due 02/15/36	720	922
1.375% due 01/31/21	4,220	4,164	4.750% due 02/15/37	3,476	4,594
1.250% due 03/31/21	1,205	1,182	5.000% due 05/15/37	620	844
2.250% due 03/31/21	500	507	4.375% due 02/15/38	150	190
1.375% due 04/30/21	1,000	985	4.500% due 05/15/38	1,125	1,447
2.000% due 05/31/21	675	679	4.250% due 05/15/39	1,815	2,263
1.125% due 06/30/21	2,490	2,426	4.625% due 02/15/40	50	66
2.125% due 06/30/21	2,750	2,776	4.375% due 05/15/40	865	1,099
1.125% due 07/31/21	5,001	4,867	3.875% due 08/15/40	775	919
2.125% due 08/15/21	4,950	4,996	3.750% due 08/15/41	400	466
2.000% due 08/31/21	2,560	2,571	2.750% due 08/15/42	3,850	3,793
1.125% due 09/30/21	762	740	2.750% due 11/15/42	875	861
1.250% due 10/31/21	565	551	3.125% due 02/15/43	1,195	1,256
8.000% due 11/15/21	2,250	2,785	2.875% due 05/15/43	710	713
2.000% due 12/31/21	947	950	3.625% due 08/15/43	925	1,058
2.125% due 12/31/21	1,230	1,240	3.750% due 11/15/43	2,950	3,445
1.500% due 01/31/22	325	319	2.500% due 02/15/45	6,975	6,484
1.875% due 03/31/22	1,753	1,746	2.875% due 08/15/45	1,724	1,725
1.750% due 04/30/22	200	198	3.000% due 11/15/45	1,000	1,025
1.875% due 04/30/22	337	335	2.500% due 02/15/46	750	695
1.750% due 05/15/22	650	644	2.500% due 05/15/46	127	118

See accompanying notes which are an integral part of the financial statements.

558 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
2.250% due 08/15/46	5,085	4,455	2.850% due 10/05/18	375		378
2.875% due 11/15/46	4,245	4,241	John Deere Capital Corp.
3.000% due 02/15/47	5,304	5,432
3.000% due 05/15/47	9,191	9,413	1.650% due 10/15/18	460		460
2.750% due 08/15/47	949	924	JPMorgan Securities
		371,283	1.190% due 11/15/17 (ç)(~)	1,072		1,071
Total Long-Term Investments			Kraft Heinz Foods Co.
(cost $1,088,328)		1,090,371	Series WI
			2.000% due 07/02/18	288		288

Short-Term Investments - 10.3%			Lehman Brothers Holdings, Inc.
			6.750% due 12/28/17 (Ø)(Š)	990		—
Aetna, Inc.			Reynolds American, Inc.
1.700% due 06/07/18	125	125	2.300% due 06/12/18	594		596
American Honda Finance Corp.			Sky PLC
1.099% due 11/16/17 (ç)(~)	1,072	1,071	6.100% due 02/15/18 (Þ)	945		957
Anthem, Inc.			U. S. Cash Management Fund(@)	91,816,672	(8)	91,826
1.875% due 01/15/18	810	811	United Auto Credit Securitization Trust
Apache Corp.			Series 2016-2 Class A
6.900% due 09/15/18	220	229	1.670% due 09/10/18 (Þ)	32		32
Assurant, Inc.			United States Treasury Bills
2.500% due 03/15/18	780	783	0.461% due 11/02/17 (§)(ç)(~)	225		225
BB&T Corp.			0.824% due 11/09/17 (§)(ç)(~)	225		225
2.050% due 06/19/18	825	827	United States Treasury Notes
Berkshire Hathaway Finance Corp.			1.500% due 08/31/18	10,010		10,014
1.450% due 03/07/18	485	485	USAA Capital Corp.
Canadian Natural Resources, Ltd.			0.978% due 11/09/17 (ç)(~)	1,073		1,073
5.900% due 02/01/18	240	243	Voya Financial, Inc.
Capital One NA			2.900% due 02/15/18	213		214
Series BKNT			WEC Energy Group, Inc.
1.650% due 02/05/18	730	730	1.650% due 06/15/18	440		440
Cardinal Health, Inc.			Total Short-Term Investments
1.950% due 06/15/18	1,070	1,071	(cost $116,759)			115,769
Commonwealth Edison Co.
5.800% due 03/15/18	315	320	Total Investments 107.3%
Fannie Mae			(identified cost $1,205,087)			1,206,140
5.000% due 12/01/17	1	1

5.500% due 01/01/18	5	5	Other Assets and Liabilities,
6.500% due 06/01/18	1	—	Net - (7.3%)			(81,999)
5.000% due 07/01/18	2	2
Federal Home Loan Banks			Net Assets - 100.0%			1,124,141
0.875% due 10/01/18	175	174
Ford Motor Credit Co. LLC
2.551% due 10/05/18	770	775
Freddie Mac
5.000% due 01/01/18	1	1
4.500% due 06/01/18	6	6
General Electric Co.
5.250% due 12/06/17	310	311
Hewlett Packard Enterprise Co.
Series WI

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 559

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
0.2%
BCAP LLC Trust	11/26/13	700,322	103.94	728	709
Kaupthing Bank HF	02/17/16	1,210,000	—	—	—
Kaupthing Bank HF	02/17/16	100,000	—	—	—
Voya CLO, Ltd.	03/31/17	1,670,000	100.04	1,671	1,679
					2,388
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

560 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
12.4%
ACE Securities Corp. Home Equity Loan Trust	USD 1 Month LIBOR	0.675
American International Group, Inc.	USD 3 Month LIBOR	4.195
Bank of America Corp.	USD 3 Month LIBOR	1.575
Bank of America Corp.	USD 3 Month LIBOR	1.512
Bank of America Corp.	USD 3 Month LIBOR	1.370
Bank of America Corp.	USD 3 Month LIBOR	0.630
BankAmerica Capital III	USD 3 Month LIBOR	0.570
Bayview Commercial Asset Trust	USD 1 Month LIBOR	0.270
	U. S. Treasury Yield Curve Rate T Note Constat
Bear Stearns Adjustable Rate Mortgage Trust	Maturity 1 Year	2.450
	U. S. Treasury Yield Curve Rate T Note Constant
Bear Stearns Adjustable Rate Mortgage Trust	Maturity 1 Year	2.050
Capital One Multi-Asset Execution Trust	USD 1 Month LIBOR	0.580
Capital One Multi-Asset Execution Trust	USD 1 Month LIBOR	0.450
Chase Issuance Trust	USD 1 Month LIBOR	0.550
Citibank Credit Card Issuance Trust	USD 1 Month LIBOR	0.370
Citigroup Mortgage Loan Trust, Inc.	USD 1 Month LIBOR	0.250
Citigroup, Inc.	USD 3 Month LIBOR	0.950
Countrywide Asset-Backed Certificates	USD 1 Month LIBOR	0.670
Countrywide Asset-Backed Certificates	USD 1 Month LIBOR	1.125
Countrywide Asset-Backed Certificates	USD 1 Month LIBOR	0.520
Credit Suisse Group AG	USD 3 Month LIBOR	1.200
Discover Card Execution Note Trust	USD 1 Month LIBOR	0.360
Dryden 34 Senior Loan Fund	USD 3 Month LIBOR	1.160
Dryden 37 Senior Loan Fund	USD 3 Month LIBOR	1.500
Dryden 50 Senior Loan Fund	USD 3 Month LIBOR	1.220
Encore Credit Receivables Trust	USD 1 Month LIBOR	0.735
Enterprise Products Operating LLC	USD 3 Month LIBOR	3.708
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	4.900
Fannie Mae Connecticut Avenue Securities	USD 1 Month LIBOR	1.300
Fannie Mae Grantor Trust	USD 1 Month LIBOR	0.120
Fannie Mae Grantor Trust	USD 1 Month LIBOR	0.220
Fannie Mae Whole Loan	USD 1 Month LIBOR	0.110
Fannie Mae Whole Loan	USD 1 Month LIBOR	0.120
Farmers Exchange Capital III	USD 3 Month LIBOR	3.454
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	2.600
Freddie Mac Structured Agency Credit Risk Debt Notes	USD 1 Month LIBOR	4.150
Goldman Sachs Group, Inc. (The)	USD 3 Month LIBOR	1.373
Goldman Sachs Group, Inc. (The)	USD 3 Month LIBOR	1.750
Goldman Sachs Group, Inc. (The)	USD 3 Month LIBOR	1.201
Greenpoint Manufactured Housing Contract Trust	USD 1 Month LIBOR	2.000
HarborView Mortgage Loan Trust	USD 1 Month LIBOR	1.125
Home Equity Asset Trust	USD 1 Month LIBOR	0.410
HSBC Bank PLC	USD 6 Month LIBOR	0.250

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 561

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
HSBC Holdings PLC	USD 3 Month LIBOR	1.546
HSBC Holdings PLC	USD 3 Month LIBOR	2.110
HSI Asset Securitization Corp. Trust	USD 1 Month LIBOR	0.190
Hyatt Hotel Portfolio Trust	USD 1 Month LIBOR	1.056
JPMorgan Chase & Co.	USD 3 Month LIBOR	1.580
JPMorgan Chase & Co.	USD 3 Month LIBOR	1.337
JPMorgan Chase & Co.	USD 3 Month LIBOR	1.360
LCM XXII, Ltd.	USD 3 Month LIBOR	1.480
LCM XXV, Ltd.	USD 3 Month LIBOR	1.210
Long Beach Mortgage Loan Trust	USD 1 Month LIBOR	0.930
Long Beach Mortgage Loan Trust	USD 1 Month LIBOR	0.750
Madison Park Funding XVIII, Ltd.	USD 3 Month LIBOR	1.190
Magnetite XVIII, Ltd.	USD 3 Month LIBOR	1.400
Master Asset-Backed Securities Trust	USD 1 Month LIBOR	0.945
Morgan Stanley	USD 3 Month LIBOR	2.680
Morgan Stanley	USD 3 Month LIBOR	1.400
Morgan Stanley	USD 3 Month LIBOR	1.455
Morgan Stanley ABS Capital I, Inc. Trust	USD 1 Month LIBOR	1.050
Mutual of Omaha Insurance Co.	USD 3 Month LIBOR	2.640
Option One Mortgage Loan Trust	USD 1 Month LIBOR	0.780
PACCAR Financial Corp.	USD 3 Month LIBOR	0.600
Pacific Life Insurance Co.	USD 3 Month LIBOR	2.796
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates	USD 1 Month LIBOR	0.945
RAMP Trust	USD 1 Month LIBOR	0.680
Royal Bank of Scotland Group PLC	USD 3 Month LIBOR	1.480
Santander UK Group Holdings PLC	USD 3 Month LIBOR	1.400
Saxon Asset Securities Trust	USD 1 Month LIBOR	0.540
Specialty Underwriting & Residential Finance Trust	USD 1 Month LIBOR	0.680
Structured Asset Investment Loan Trust	USD 1 Month LIBOR	0.720
Symphony CLO XVII, Ltd.	USD 3 Month LIBOR	1.500
THL Credit Wind River CLO, Ltd.	USD 3 Month LIBOR	1.230
Voya CLO, Ltd.	USD 3 Month LIBOR	1.450
Voya CLO, Ltd.	USD 3 Month LIBOR	1.250
Wachovia Capital Trust II	USD 3 Month LIBOR	0.500
Washington Mutual Mortgage Pass-Through Certificates Trust	USD 1 Month LIBOR	0.290
	Federal Reserve U. S. 12 Month Cumulative Avg 1
Washington Mutual Mortgage Pass-Through Certificates Trust	Year CMT	1.070
Washington Mutual Mortgage Pass-Through Certificates Trust	USD 1 Month LIBOR	0.330
A
For a description of variable, adjustable or floating rate securities see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

562 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts

Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
Australia 10 Year Bond Futures			434	AUD	55,921	12/17	96
Canadian 10 Year Government Bond Futures			129	CAD	17,728	12/17	21
Euro-BTP Futures			119	EUR	16,611	12/17	393
United States 2 Year Treasury Note Futures			70	USD	15,076	12/17	(53)
United States 5 Year Treasury Note Futures			373	USD	43,711	12/17	(310)
United States 10 Year Treasury Note Futures			506	USD	63,219	12/17	(638)
United States 10 Year Ultra Treasury Bond Futures			14	USD	1,875	12/17	(18)
United States Long Bond Futures			36	USD	5,489	12/17	(49)
United States Ultra Treasury Bond Futures			39	USD	6,427	12/17	(66)
Short Positions
Euro-Bund Futures			302	EUR	49,151	12/17	(222)
Long Gilt Futures			242	GBP	30,088	12/17	616
United States 2 Year Treasury Note Futures			56	USD	12,060	12/17	7
United States 5 Year Treasury Note Futures			44	USD	5,156	12/17	31
United States 10 Year Treasury Note Futures			14	USD	1,749	12/17	18
United States 10 Year Ultra Treasury Bond Futures			15	USD	2,009	12/17	30
United States Long Bond Futures			26	USD	3,964	12/17	68
United States Ultra Treasury Bond Futures			63	USD	10,381	12/17	192
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							116

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
	Amount			Amount			(Depreciation)
Counterparty	Sold			Bought		Settlement Date	$
Bank of America	USD	19		CZK	409	11/22/17	—
Bank of America	USD	35		CZK	753	11/22/17	—
Bank of America	USD	560		CZK	12,159	11/22/17	(8)
Bank of America	USD	2,086		CZK	46,077	11/22/17	7
Bank of America	USD	7		HKD	54	11/22/17	—
Bank of America	USD	31		HKD	245	11/22/17	—
Bank of America	USD	6		HUF	1,533	11/22/17	—
Bank of America	USD	21		HUF	5,449	11/22/17	(1)
Bank of America	USD	562		HUF	144,038	11/22/17	(22)
Bank of America	USD	2,079		HUF	537,424	11/22/17	(67)
Bank of America	USD	37	MXN		712	11/22/17	—
Bank of America	USD	276	MXN		4,946	11/22/17	(19)
Bank of America	USD	1,029	MXN		18,537	11/22/17	(65)
Bank of America	USD	559		PLN	1,997	11/22/17	(11)
Bank of America	USD	2,075		PLN	7,566	11/22/17	3
Bank of America	USD	16		SGD	22	11/22/17	—
Bank of America	USD	26		SGD	35	11/22/17	—
Bank of America	USD	19		THB	612	11/22/17	—
Bank of America	USD	62		THB	2,062	11/22/17	—
Bank of America	USD	39		TRY	142	11/22/17	(1)
Bank of America	USD	77		TRY	284	11/22/17	(3)
Bank of America	USD	272		TRY	970	11/22/17	(18)
Bank of America	USD	545		TRY	1,939	11/22/17	(37)
Bank of America	USD	1,013		TRY	3,673	11/22/17	(50)

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 563

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	2,025	TRY	7,345	11/22/17	(102)
Bank of America	USD	275	ZAR	3,699	11/22/17	(14)
Bank of America	USD	550	ZAR	7,398	11/22/17	(28)
Bank of America	USD	1,042	ZAR	14,002	11/22/17	(55)
Bank of America	CZK	818	USD	38	11/22/17	1
Bank of America	CZK	1,507	USD	69	11/22/17	1
Bank of America	CZK	6,080	USD	280	11/22/17	4
Bank of America	CZK	23,039	USD	1,043	11/22/17	(4)
Bank of America	HKD	2,176	USD	279	11/22/17	—
Bank of America	HKD	8,121	USD	1,041	11/22/17	—
Bank of America	HUF	3,066	USD	12	11/22/17	—
Bank of America	HUF	10,897	USD	42	11/22/17	1
Bank of America	HUF	72,019	USD	281	11/22/17	11
Bank of America	HUF	268,712	USD	1,039	11/22/17	33
Bank of America	MXN	165	USD	9	11/22/17	1
Bank of America	PLN	140	USD	39	11/22/17	1
Bank of America	PLN	192	USD	54	11/22/17	1
Bank of America	SGD	375	USD	279	11/22/17	3
Bank of America	SGD	1,415	USD	1,035	11/22/17	(3)
Bank of America	THB	18,430	USD	558	11/22/17	3
Bank of America	THB	69,025	USD	2,073	11/22/17	(5)
Bank of America	TRY	105	USD	30	11/22/17	2
Bank of America	TRY	209	USD	60	11/22/17	5
Bank of America	ZAR	35	USD	3	11/22/17	—
Bank of America	ZAR	71	USD	5	11/22/17	—
Bank of America	ZAR	411	USD	31	11/22/17	2
Bank of America	ZAR	821	USD	62	11/22/17	4
Bank of Montreal	USD	2,148	NZD	2,998	11/22/17	(98)
Bank of Montreal	USD	8,538	SEK	69,151	11/22/17	(269)
Bank of Montreal	NZD	11,991	USD	8,591	11/22/17	389
Bank of Montreal	SEK	17,288	USD	2,134	11/22/17	67
Citigroup	USD	4,250	EUR	3,603	11/22/17	(49)
Citigroup	USD	8,500	EUR	7,206	11/22/17	(98)
Citigroup	CHF	2,083	USD	2,138	11/22/17	48
Citigroup	CHF	4,167	USD	4,277	11/22/17	95
Royal Bank of Canada	USD	2,137	AUD	2,728	11/22/17	(50)
Royal Bank of Canada	USD	4,279	JPY	479,339	11/22/17	(60)
Royal Bank of Canada	JPY	958,678	USD	8,559	11/22/17	121
State Street	USD	32	BRL	100	11/22/17	(1)
State Street	USD	32	BRL	100	11/22/17	(1)
State Street	USD	276	BRL	872	11/22/17	(10)
State Street	USD	1,023	BRL	3,289	11/22/17	(20)
State Street	USD	5	IDR	61,278	11/22/17	—
State Street	USD	37	IDR	487,225	11/22/17	(1)
State Street	USD	8,514	NOK	67,321	11/22/17	(268)
State Street	USD	16	PEN	53	11/22/17	—
State Street	USD	49	PEN	159	11/22/17	—
State Street	USD	69	RUB	3,960	11/22/17	(1)
State Street	USD	85	RUB	4,929	11/22/17	—
State Street	USD	275	RUB	16,166	11/22/17	1
State Street	USD	1,027	RUB	62,208	11/22/17	35
State Street	USD	16	TWD	480	11/22/17	—
State Street	USD	25	TWD	762	11/22/17	—

See accompanying notes which are an integral part of the financial statements.

564 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
								Unrealized
								Appreciation
		Amount				Amount		(Depreciation)
Counterparty		Sold				Bought	Settlement Date	$
State Street		USD	2,069		ZAR	28,004	11/22/17	(95)
State Street		BRL	50		USD	16	11/22/17	1
State Street		BRL	50		USD	16	11/22/17	—
State Street		BRL	1,743		USD	551	11/22/17	20
State Street		BRL	6,579		USD	2,046	11/22/17	40
State Street		DKK	13,411		USD	2,126	11/22/17	24
State Street		IDR	7,379,827		USD	554	11/22/17	11
State Street		IDR	27,755,404		USD	2,052	11/22/17	8
State Street		JPY	496,000		EUR	3,726	11/29/17	(21)
State Street		JPY	465,188		SEK	34,000	11/29/17	(29)
State Street		NOK	33,660		USD	4,257	11/22/17	135
State Street		PEN	1,810		USD	557	11/22/17	1
State Street		PEN	6,748		USD	2,061	11/22/17	(14)
State Street		RUB	1,980		USD	34	11/22/17	1
State Street		RUB	2,464		USD	42	11/22/17	—
State Street		RUB	32,333		USD	550	11/22/17	(2)
State Street		RUB	124,417		USD	2,053	11/22/17	(71)
State Street		TWD	8,374		USD	279	11/22/17	1
State Street		TWD	31,526		USD	1,043	11/22/17	(4)
Westpac		USD	4,297		GBP	3,242	11/22/17	12
Westpac		ILS	14,929		USD	4,250	11/22/17	8
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts								(574)

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
					Practical
Portfolio Summary	Level 1	Level 2	Level 3		Expedient (a)		Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$59,656		$1,481		$—	$61,137	5.4
Corporate Bonds and Notes	—	277,772		—		—	277,772	24.7
International Debt	—	89,571		—		—	89,571	8.0
Mortgage-Backed Securities	—	277,808		1,982		—	279,790	24.9
Municipal Bonds	—	3,942		—		—	3,942	0.4
United States Government Agencies	—	6,876		—		—	6,876	0.6
United States Government Treasuries	—	371,283		—		—	371,283	33.0
Short-Term Investments	—	23,943		—		91,826	115,769	10.3
Total Investments	—	1,110,851		3,463		91,826	1,206,140	107.3
Other Assets and Liabilities, Net								(7.3)
								100.0

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 565

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Other Financial Instruments
Assets
Futures Contracts	1,472	—	—	—	1,472	0.1
Foreign Currency Exchange Contracts	—	1,101	—	—	1,101	0.1
A
Liabilities
Futures Contracts	(1,356)	—	—	—	(1,356)	(0.1)
Foreign Currency Exchange Contracts	—	(1,675)	—	—	(1,675)	(0.1)
Total Other Financial Instruments**	$116	$(574)	$—	$—	$(458)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2017, were less than 1% of net assets.

Amounts in thousands
Fair Value
Country Exposure	$
Bermuda	1,423
Brazil	1,404
Canada	16,268
Cayman Islands	9,872
Chile	1,874
Colombia	1,569
Denmark	214
France	3,581
Germany	3,542
Hong Kong	207
Indonesia	591
Ireland	4,270
Japan	1,262
Luxembourg	1,686
Mexico	7,130
Netherlands	11,390
Peru	279
Saudi Arabia	1,515
South Korea	1,312

See accompanying notes which are an integral part of the financial statements.

566 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands
Fair Value
Country Exposure	$
Spain	220
Switzerland	2,041
Thailand	211
Turkey	278
United Arab Emirates	2,115
United Kingdom	18,389
United States	1,111,873
Uruguay	130
Venezuela, Bolivarian Republic of	1,212
Virgin Islands, British	282
Total Investments	1,206,140

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 567

Russell Investment Company
Investment Grade Bond Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

	Foreign
	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$1,101	$—
Variation margin on futures contracts*	—	1,472
Total	$1,101	$1,472

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$—	$1,356
Unrealized depreciation on foreign currency exchange contracts	1,675	—
Total	$1,675	$1,356
	Foreign
	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$(2,867)
Foreign currency exchange contracts	(2,999)	—
Total	$(2,999)	$(2,867)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$(609)
Foreign currency exchange contracts	(314)	—
Total	$(314)	$(609)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

568 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$1,101	$—	$1,101
Futures Contracts	Variation margin on futures contracts	300	—	300
Total Financial and Derivative Assets		1,401	—	1,401
Financial and Derivative Assets not subject to a netting agreement		(300)	—	(300)
Total Financial and Derivative Assets subject to a netting agreement		$1,101	$—	$1,101

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$84	$84	$—	$—
Bank of Montreal	455	366	—	89
Citigroup	143	143	—	—
Royal Bank of Canada	121	111	—	10
State Street	278	278	—	—
Westpac	20	—	—	20
Total	$1,101	$982	$—	$119

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 569

Russell Investment Company
Investment Grade Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$114	$—	$114
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	1,675	—	1,675
Total Financial and Derivative Liabilities		1,789	—	1,789
Financial and Derivative Liabilities not subject to a netting agreement		(114)	—	(114)
Total Financial and Derivative Liabilities subject to a netting agreement		$1,675	$—	$1,675

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$513	$84	$—	$429
Bank of Montreal	366	366	—	—
Citigroup	146	143	—	3
Royal Bank of Canada	111	111	—	—
State Street	539	278	—	261
Total	$1,675	$982	$—	$693

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

570 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$1,205,087
Investments, at fair value(>)	1,206,140
Cash (restricted)(a)	5,259
Unrealized appreciation on foreign currency exchange contracts	1,101
Receivables:
Dividends and interest	6,225
Dividends from affiliated funds	104
Investments sold	44,618
Fund shares sold	1,568
Investments matured(<)	231
Variation margin on futures contracts	300
Total assets	1,265,546

Liabilities
Payables:
Due to custodian	168
Due to broker (b)	4
Investments purchased	138,151
Fund shares redeemed	582
Accrued fees to affiliates	486
Other accrued expenses	225
Variation margin on futures contracts	114
Unrealized depreciation on foreign currency exchange contracts	1,675
Total liabilities	141,405

Net Assets	$1,124,141

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 571

Russell Investment Company
Investment Grade Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,335
Accumulated net realized gain (loss)	(9,475)
Unrealized appreciation (depreciation) on:
Investments	1,053
Futures contracts	116
Foreign currency exchange contracts	(574)
Investments matured	(882)
Shares of beneficial interest	527
Additional paid-in capital	1,132,041
Net Assets	$1,124,141

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$21.36
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$22.19
Class A — Net assets	$9,735,528
Class A — Shares outstanding ($. 01 par value)	455,681
Net asset value per share: Class C(#)	$21.17
Class C — Net assets	$11,756,437
Class C — Shares outstanding ($. 01 par value)	555,229
Net asset value per share: Class E(#)	$21.36
Class E — Net assets	$4,421,886
Class E — Shares outstanding ($. 01 par value)	206,997
Net asset value per share: Class M(#)	$21.34
Class M — Net assets	$3,560,466
Class M — Shares outstanding ($. 01 par value)	166,874
Net asset value per share: Class R6(#)	$21.41
Class R6 — Net assets	$844,281
Class R6 — Shares outstanding ($. 01 par value)	39,426
Net asset value per share: Class S(#)	$21.34
Class S — Net assets	$958,945,768
Class S — Shares outstanding ($. 01 par value)	44,943,301
Net asset value per share: Class Y(#)	$21.38
Class Y — Net assets	$134,876,489
Class Y — Shares outstanding ($. 01 par value)	6,309,339
Amounts in thousands
(<) Investments matured - cost	$1,113
(>) Investments in affiliates, U. S. Cash Management Fund	$91,826

(a) Cash Collateral for Futures	$5,259
(b) Due to Broker for Futures	$4
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

572 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$4
Dividends from affiliated funds	626
Interest	21,943
Total investment income	22,573

Expenses
Advisory fees	2,305
Administrative fees	445
Custodian fees	224
Distribution fees - Class A	26
Distribution fees - Class C	103
Transfer agent fees - Class A	20
Transfer agent fees - Class C	28
Transfer agent fees - Class E	14
Transfer agent fees - Class I (1)	295
Transfer agent fees - Class M	1
Transfer agent fees - Class R6	—**
Transfer agent fees - Class S	1,101
Transfer agent fees - Class Y	7
Professional fees	145
Registration fees	143
Shareholder servicing fees - Class C	34
Shareholder servicing fees - Class E	18
Trustees’ fees	30
Printing fees	82
Miscellaneous	23
Expenses before reductions	5,044
Expense reductions	(195)
Net expenses	4,849
Net investment income (loss)	17,724

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(4,275)
Investments in affiliated funds	6
Futures contracts	(2,867)
Foreign currency exchange contracts	(2,999)
Interest rate swap contracts	—**
Foreign currency-related transactions	48
Net realized gain (loss)	(10,087)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,264)
Investments in affiliated funds	(12)
Futures contracts	(609)
Foreign currency exchange contracts	(314)
Investment matured	382
Foreign currency-related transactions	1
Net change in unrealized appreciation (depreciation)	(6,816)
Net realized and unrealized gain (loss)	(16,903)
Net Increase (Decrease) in Net Assets from Operations	$821

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 573

Russell Investment Company
Investment Grade Bond Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands

**    Less than $500.
(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification).

See accompanying notes which are an integral part of the financial statements.

574 Investment Grade Bond Fund

Russell Investment Company
Investment Grade Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,724	$20,909
Net realized gain (loss)	(10,087)	28,410
Net change in unrealized appreciation (depreciation)	(6,816)	5,215
Net increase (decrease) in net assets from operations	821	54,534

Distributions
From net investment income
Class A	(164)	(186)
Class C	(128)	(191)
Class E	(148)	(383)
Class I (1)	(3,804)	(5,879)
Class M	(8)	—
Class R6	(13)	(3)
Class S	(10,018)	(13,280)
Class Y	(3,256)	(3,954)
From net realized gain
Class A	(296)	(181)
Class C	(459)	(355)
Class E	(406)	(486)
Class I (1)	(7,203)	(5,624)
Class R6	(13)	—
Class S	(14,226)	(14,125)
Class Y	(4,556)	(4,105)
Net decrease in net assets from distributions	(44,698)	(48,752)

Share Transactions*
Net increase (decrease) in net assets from share transactions	184,605	(283,091)
Total Net Increase (Decrease) in Net Assets	140,728	(277,309)

Net Assets
Beginning of period	983,413	1,260,722
End of period	$1,124,141	$983,413
Undistributed (overdistributed) net investment income included in net assets	$1,335	$5,522

(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification).

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 575

Russell Investment Company
Investment Grade Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	68	$1,442	156	$3,440
Proceeds from reinvestment of distributions	21	443	16	349
Payments for shares redeemed	(122)	(2,605)	(98)	(2,173)
Net increase (decrease)	(33)	(720)	74	1,616
Class C
Proceeds from shares sold	33	698	145	3,157
Proceeds from reinvestment of distributions	28	583	25	537
Payments for shares redeemed	(283)	(5,966)	(203)	(4,466)
Net increase (decrease)	(222)	(4,685)	(33)	(772)
Class E
Proceeds from shares sold	30	633	105	2,327
Proceeds from reinvestment of distributions	26	546	38	825
Payments for shares redeemed	(512)	(10,781)	(581)	(12,950)
Net increase (decrease)	(456)	(9,602)	(438)	(9,798)
Class I (1)
Proceeds from shares sold	1,115	23,699	2,080	46,077
Proceeds from reinvestment of distributions	516	10,794	516	11,237
Payments for shares redeemed	(13,211)	(281,844)	(3,617)	(80,127)
Net increase (decrease)	(11,580)	(247,351)	(1,021)	(22,813)
Class M (2)
Proceeds from shares sold	177	3,779	—	—
Proceeds from reinvestment of distributions	—**	8	—	—
Payments for shares redeemed	(10)	(220)	—	—
Net increase (decrease)	167	3,567	—	—
Class R6 (3)
Proceeds from shares sold	23	496	20	452
Proceeds from reinvestment of distributions	1	25	—**	3
Payments for shares redeemed	(5)	(114)	—**	(3)
Net increase (decrease)	19	407	20	452
Class S
Proceeds from shares sold	29,708	634,687	6,766	149,844
Proceeds from reinvestment of distributions	1,149	24,072	1,252	27,220
Payments for shares redeemed	(9,116)	(192,708)	(17,183)	(382,127)
Net increase (decrease)	21,741	466,051	(9,165)	(205,063)
Class Y
Proceeds from shares sold	1,545	32,489	953	21,033
Proceeds from reinvestment of distributions	370	7,759	370	8,059
Payments for shares redeemed	(2,974)	(63,310)	(3,463)	(75,805)
Net increase (decrease)	(1,059)	(23,062)	(2,140)	(46,713)
Total increase (decrease)	8,577	$184,605	(12,703)	$(283,091)

(1) For the period November 1, 2016 to August 18, 2017 (date of reclassification).
(2) For the period March 17, 2017 (commencement of operations) to October 31, 2017.
(3) For the period March 1, 2016 (commencement of operations) to October 31, 2016.
** Less than 500 shares.

See accompanying notes which are an integral part of the financial statements.

576 Investment Grade Bond Fund

(This page intentionally left blank)

Russell Investment Company
Investment Grade Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	22.32	. 35	(. 35)	—	(. 34)	(. 62)
October 31, 2016	22.21	. 35	. 61	. 96	(. 40)	(. 45)
October 31, 2015	22.48	. 28	. 10	. 38	(. 23)	(. 42)
October 31, 2014	21.91	. 28	. 53	. 81	(. 24)	—
October 31, 2013	23.15	. 25	(. 58)	(. 33)	(. 21)	(. 70)

Class C
October 31, 2017	22.13	. 18	(. 34)	(. 16)	(. 18)	(. 62)
October 31, 2016	22.03	. 18	. 61	. 79	(. 24)	(. 45)
October 31, 2015	22.33	. 11	. 11	. 22	(. 10)	(. 42)
October 31, 2014	21.77	. 12	. 52	. 64	(. 08)	—
October 31, 2013	23.03	. 09	(. 59)	(. 50)	(. 06)	(. 70)

Class E
October 31, 2017	22.31	. 33	(. 32)	. 01	(. 34)	(. 62)
October 31, 2016	22.20	. 35	. 61	. 96	(. 40)	(. 45)
October 31, 2015	22.46	. 27	. 12	. 39	(. 23)	(. 42)
October 31, 2014	21.89	. 28	. 53	. 81	(. 24)	—
October 31, 2013	23.13	. 25	(. 58)	(. 33)	(. 21)	(. 70)

Class M
October 31, 2017(9)	20.87	. 27	. 40	. 67	(. 20)	—

Class R6
October 31, 2017	22.37	. 44	(. 35)	. 09	(. 43)	(. 62)
October 31, 2016(5)	21.86	. 29	. 47	. 76	(. 25)	—

Class S
October 31, 2017	22.29	. 41	(. 34)	. 07	(. 40)	(. 62)
October 31, 2016	22.19	. 40	. 60	1.00	(. 45)	(. 45)
October 31, 2015	22.45	. 33	. 12	. 45	(. 29)	(. 42)
October 31, 2014	21.88	. 34	. 52	. 86	(. 29)	—
October 31, 2013	23.12	. 31	(. 58)	(. 27)	(. 27)	(. 70)

Class Y
October 31, 2017	22.33	. 44	(. 33)	. 11	(. 44)	(. 62)
October 31, 2016	22.22	. 45	. 61	1.06	(. 50)	(. 45)
October 31, 2015	22.49	. 37	. 11	. 48	(. 33)	(. 42)
October 31, 2014	21.91	. 38	. 54	. 92	(. 34)	—
October 31, 2013	23.15	. 35	(. 58)	(. 23)	(. 31)	(. 70)

See accompanying notes which are an integral part of the financial statements.

578 Investment Grade Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)(l)	Net(d)(e)(l)	Net Assets(d)(e)	Turnover Rate(b)

(. 96)	21.36	. 15	9,736	. 82	. 82	1.63	143
(. 85)	22.32	4.47	10,904	. 80	. 80	1.58	207
(. 65)	22.21	1.73	9,210	. 80	. 80	1.25	187
(. 24)	22.48	3.70	8,036	. 81	. 81	1.27	178
(. 91)	21.91	(1.48)	10,114	. 79	. 79	1.15	136

(. 80)	21.17	(. 60)	11,756	1.57	1.57	. 87	143
(. 69)	22.13	3.68	17,204	1.55	1.55	. 82	207
(. 52)	22.03	. 99	17,869	1.55	1.55	. 49	187
(. 08)	22.33	2.94	20,978	1.56	1.56	. 54	178
(. 76)	21.77	(2.23)	25,285	1.54	1.54	. 39	136

(. 96)	21.36	. 15	4,422	. 82	. 82	1.57	143
(. 85)	22.31	4.45	14,785	. 80	. 80	1.58	207
(. 65)	22.20	1.77	24,430	. 80	. 80	1.23	187
(. 24)	22.46	3.71	34,378	. 81	. 81	1.28	178
(. 91)	21.89	(1.46)	41,621	. 79	. 78	1.15	136

(. 20)	21.34	3.20	3,560	. 56	. 43	2.07	143

(1.05)	21.41	. 57	844	. 42	. 40	2.06	143
(. 25)	22.37	3.49	450	. 40	. 38	1.95	207

(1.02)	21.34	. 47	958,946	. 56	. 54	1.92	143
(. 90)	22.29	4.68	517,173	. 55	. 55	1.82	207
(. 71)	22.19	2.03	718,081	. 55	. 55	1.49	187
(. 29)	22.45	3.97	847,289	. 56	. 56	1.54	178
(. 97)	21.88	(1.23)	817,400	. 54	. 54	1.38	136

(1.06)	21.38	. 64	134,877	. 38	. 37	2.08	143
(. 95)	22.33	4.93	164,538	. 35	. 35	2.03	207
(. 75)	22.22	2.18	211,314	. 35	. 35	1.67	187
(. 34)	22.49	4.21	364,876	. 36	. 36	1.71	178
(1.01)	21.91	(. 99)	608,499	. 34	. 34	1.59	136

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Fund 579

Russell Investment Company
Investment Grade Bond Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$287,375
Administration fees	45,788
Distribution fees	9,643
Shareholder servicing fees	3,445
Transfer agent fees	135,013
Trustee fees	4,404
$485,668

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$128,173	$789,116	$825,457	$6	$(12)	$91,826	$626	$—
	$128,173	$789,116	$825,457	$6	$(12)	$91,826	$626	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$1,208,025,626
Unrealized Appreciation	$60,445,847
Unrealized Depreciation	(62,189,759)
Net Unrealized Appreciation (Depreciation)	$(1,743,912)
Undistributed Ordinary Income	$680,839
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(7,364,215)
Tax Composition of Distributions
Ordinary Income	$41,849,169
Long-Term Capital Gains	$2,849,035

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(4,372)
Accumulated net realized gain (loss)	4,372
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

580 Investment Grade Bond Fund

Russell Investment Company
Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Short Duration Bond Fund - Class A‡			Short Duration Bond Fund - Class S
	Total			Total
	Return			Return
1 Year	(3.09)%		1 Year	0.93%
5 Years	0.19	%§	5 Years	1.20	%§
10 Years	1.97	%§	10 Years	2.61	%§

Short Duration Bond Fund - Class C			Short Duration Bond Fund - Class Y‡‡‡‡
	Total			Total
	Return			Return
1 Year	(0.06)%		1 Year	1.01%
5 Years	0.20	%§	5 Years	1.30	%§
10 Years	1.59	%§	10 Years	2.70	%§

Short Duration Bond Fund - Class E			ICE BofAML 1-3 Yr U. S. Treasuries Index ** C
	Total			Total
	Return			Return
1 Year	0.69%		1 Year	0.24%
5 Years	0.97	%§	5 Years	0.63	%§
10 Years	2.36	%§	10 Years	1.66	%§

Short Duration Bond Fund - Class M‡‡
	Total
	Return
1 Year	1.02%
5 Years	1.22	%§
10 Years	2.62	%§

Short Duration Bond Fund - Class R6‡‡‡
	Total
	Return
1 Year	1.04%
5 Years	1.29	%§
10 Years	2.70	%§

Short Duration Bond Fund 581

Russell Investment Company
Short Duration Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Short Duration Bond Fund (the “Fund”) employs a multi-	including those invested in by the Fund. Yield curves on global
manager approach whereby portions of the Fund are allocated to	government bonds tended to flatten over the period supporting
different money manager strategies. Fund assets not allocated to	longer maturity bonds and the asset class in general. Corporate
money managers are managed by Russell Investment Management,	and emerging sovereign credit markets suffered in November and
LLC (“RIM”), the Fund’s advisor. RIM may change the allocation	December 2016, but returns turned positive as the year went on
of the Fund’s assets among money managers at any time. An	and eventually very significantly for emerging markets.
exemptive order from the Securities and Exchange Commission	For the fiscal year ended October 31, 2017, strong investor
(“SEC”) permits RIM to engage or terminate a money manager	demand, solid corporate earnings and flattening of the yield
at any time, subject to approval by the Fund’s Board, without a	curve all combined to create a favorable environment for Fund
shareholder vote. Pursuant to the terms of the exemptive order,	performance.
the Fund is required to notify its shareholders within 90 days of
when a money manager begins providing services. As of October	How did the investment strategies and techniques employed
31, 2017, the Fund had three money managers.	by the Fund and its money managers affect its benchmark-

What is the Fund’s investment objective?	relative performance?
The Fund seeks to provide current income and preservation of	RIM’s asset allocation for the Fund contributed positively to
capital with a focus on short duration securities.	benchmark relative performance over the period as a result of the Fund’s ex-benchmark exposure to investment grade corporate
How did the Fund perform relative to its benchmark for the	bonds and non-agency mortgage backed securities. Both sectors
fiscal year ended October 31, 2017?	outperformed the Fund’s all treasury benchmark as credit spreads
For the fiscal year ended October 31, 2017, the Fund’s Class A,	tightened.
Class E, Class M, Class R6, Class S and Class Y Shares gained	The Fund employs discretionary money managers. The Fund’s
0.68%, 0.69%, 1.02%, 1.04%, 0.93% and 1.01%, respectively.	discretionary money managers select the individual portfolio
The Fund’s Class C Shares lost 0.06%. This is compared to the	securities for the assets assigned to them. Fund assets not
Fund’s benchmark, the ICE BofAML 1-3 Year U. S. Treasuries	allocated to discretionary money managers include the Fund’s
Index, which gained 0.24% during the same period. The Fund’s	cash balances and assets which may be managed directly by
performance includes operating expenses, whereas index returns	RIM to effect the Fund’s investment strategies and/or to actively
are unmanaged and do not include expenses of any kind. For	manage the Fund’s overall exposures by investing in securities or
Share Classes with inception dates after November 1, 2016,	other instruments that RIM believes will achieve the desired risk/
annual returns reflect the returns of other Share Classes of the	return profile for the Fund.
Fund for the period prior to inception. Please refer to the footnotes	With respect to certain of the Fund’s money managers, THL
at the end of the Portfolio Management Discussion and Analysis,	Credit Advisors LLC (“THL”) the Fund’s bank loan specialist,
as applicable.	was the best performing manager for the period and outperformed
For the fiscal year ended October 31, 2017, the Morningstar®	the Fund’s benchmark and the benchmark assigned to it by RIM,
Short-Term Bond Category, a group of funds that Morningstar	the Credit Suisse Leveraged Loan Index. The bank loan sector
considers to have investment strategies similar to those of the	saw large net inflows because of strong demand from the retail
Fund, gained 1.39%. This return serves as a peer comparison and	market. The risk-on market environment during the fiscal year
is expressed net of operating expenses.	was positive as THL held higher levels of credit risk than the
RIM may assign a money manager a benchmark other than the	Fund’s benchmark.
Fund’s index. However, the Fund’s primary index remains the	Scout Investments, Inc. (“Scout”) was the relatively weakest
benchmark for the Fund.	performing manager over the period, but still outperformed
the Fund’s benchmark. Scout held an overweight exposure
How did the market conditions described in the Market	to investment grade and high yield corporate bonds, which
Summary report affect the Fund’s performance?	outperformed the Fund’s all treasury benchmark. Allocations
The fiscal year that ended October 31, 2017 began with the surprise	to securitized bonds, including commercial and agency bonds,
victory of Donald Trump in the November 2016 U. S. presidential	also outperformed the Fund’s benchmark but underperformed
election. This was followed by a risk on rally starting in January	corporates. The manager’s tactical duration position was a
2017 that saw U. S. credit spreads tighten, global growth improve	detractor during the year.
and conducive monetary policies from central banks. Overall, this
proved positive for most fixed income sectors around the globe,	During the period, RIM continued to manage two positioning
strategies to seek to achieve the desired risk/return profile for the

582 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

Fund. RIM managed a global real yield strategy using global	return contribution. RIM also managed tactical ‘tilts’ based on
government bond futures to take long positions in high quality	its judgments regarding shorter-term opportunities to seek to
government bonds whose net-of-inflation yields are expected to	generate returns and/or mitigate risk by purchasing government
be relatively high and short positions where net-of-inflation yield	futures, credit derivatives and currency forward contracts. RIM’s
is expected to be relatively low. This strategy had a considerably	futures trades had a positive impact on the Fund.
negative impact on Fund performance as the long positions
underperformed as interest rates rose on those positions, widening	Describe any changes to the Fund’s structure or the money
compared to the short positions.	manager line-up.
There were no changes to the Fund’s structure or money manager
RIM also managed a three-pronged strategy to seek to generate	line up during the fiscal year.
active returns through currency positioning to reduce the Fund’s
reliance on traditional fixed income market risks. This approach	Money Managers as of October 31,
incorporates a currency overlay, an index replication and an	2017	Styles
enhanced cash strategy. The currency overlay utilizes currency	Logan Circle Partners, L. P.	Fully Discretionary
forward contracts to take long and short positions in global foreign	Scout Investments, Inc.	Fully Discretionary
exchange markets. Because the currency overlay is an out-of-	THL Credit Advisors, LLC	Specialist
benchmark position, RIM managed an index replication strategy	The views expressed in this report reflect those of the
in connection with the currency overlay to provide benchmark-	portfolio managers only through the end of the period
like exposure to its overall strategy. The enhanced cash strategy	covered by the report. These views do not necessarily
is designed to provide for modest returns on the cash held in	represent the views of RIM, or any other person in RIM or
connection with the currency overlay and index replication	any other affiliated organization. These views are subject to
strategies. Over the fiscal year, the currency overlay strategy was	change at any time based upon market conditions or other
negative for the Fund’s benchmark relative performance.	events, and RIM disclaims any responsibility to update the
During the period, RIM utilized futures and swaps to seek to	views contained herein. These views should not be relied on
achieve the Fund benchmark’s duration and exposures with	as investment advice and, because investment decisions for
respect to the portion of the Fund allocated to cash reserves. This	a Russell Investment Company (“RIC”) Fund are based on
performed as intended and was a positive in terms of absolute	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

Short Duration Bond Fund 583

Russell Investment Company
Short Duration Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** The ICE BofAML 1-3 Yr U.S. Treasuries Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Qualifying securities must have at least one year and less than three years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion.
C
Effective October 20, 2017 the BofA Merrill Lynch indices were rebranded as ICE BofAML indices.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.

‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

‡‡‡ The Fund first issued Class R6 Shares on March 1, 2016.  The returns shown for Class R6 Shares are the returns of the Fund’s Class Y Shares from September
26, 2008 through February 29, 2016. The returns shown prior to September 26, 2008 are the returns of the Fund’s Class S Shares. Class R6 Shares will have substantially similar annual returns as the Class Y and Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R6 Shares do no have the same expenses as the Class Y and Class S Shares.

‡‡‡‡ The Fund first issued Class Y Shares on September 26, 2008.  The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S
Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

584 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars) of	Class A	Performance	expenses)
Beginning Account Value
investing in the fund and to compare these costs with the ongoing	May 1, 2017	$1,000.00	$1,000.00
costs of investing in other mutual funds. The Example is based on	Ending Account Value
an investment of $1,000 invested at the beginning of the period	October 31, 2017	$1,005.40	$1,021.02
and held for the entire period indicated, which for this Fund is	Expenses Paid During Period*	$4.20	$4.23

from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 0.83%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,001.60	$1,017.24
	Expenses Paid During Period*	$7.97	$8.03
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	l* Expenses are equal to the Fund's annualized expense ratio of 1.58%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,005.30	$1,020.92
of other funds.	Expenses Paid During Period*	$4.30	$4.33

* Expenses are equal to the Fund's annualized expense ratio of 0.85%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Short Duration Bond Fund 585

Russell Investment Company
Short Duration Bond Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,006.90	$1,022.53
Expenses Paid During Period*	$2.68	$2.70

* Expenses are equal to the Fund's annualized expense ratio of 0.53%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R6	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,006.90	$1,022.53
Expenses Paid During Period*	$2.68	$2.70

* Expenses are equal to the Fund's annualized expense ratio of 0.53%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,006.10	$1,022.28
Expenses Paid During Period*	$2.93	$2.96

* Expenses are equal to the Fund's annualized expense ratio of 0.58%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,007.00	$1,022.68
Expenses Paid During Period*	$2.53	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

586 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 88.6%			Series 2017-1 Class A2A
Asset-Backed Securities - 6.9%			1.590% due 04/15/20	875	874
American Express Credit Corp.			Flagship Credit Auto Trust
Series 2014-4 Class A			Series 2016-4 Class A1
1.430% due 06/15/20	5,100	5,100	1.470% due 03/15/20 (Þ)	601	600
AmeriCredit Automobile Receivables			GM Financial Automobile Leasing Trust
Trust			Series 2015-3 Class A3
Series 2013-4 Class C			1.690% due 03/20/19	3,249	3,249
2.720% due 09/09/19	657	657	Hertz Fleet Lease Funding, LP
Series 2014-1 Class C			Series 2017-1 Class B
2.150% due 03/09/20	1,320	1,322	2.880% due 04/10/31 (Þ)	1,965	1,967
Series 2015-3 Class A3			Hilton Grand Vacations Trust
1.540% due 03/09/20	660	660	Series 2017-AA Class A
Series 2017-3 Class A2A			2.660% due 12/27/28 (Þ)	1,184	1,183
1.690% due 12/18/20	2,400	2,400	HSBC Home Equity Loan Trust
ARI Fleet Lease Trust			Series 2007-3 Class APT
Series 2017-A Class A2			2.439% due 11/20/36 (Ê)	7	7
1.910% due 04/15/26 (Þ)	1,380	1,379	John Deere Owner Trust
Bank of the West Auto Trust			Series 2015-B Class A3
Series 2017-1 Class A2			1.440% due 10/15/19	1,006	1,006
1.780% due 02/15/21 (Þ)	885	885	MMAF Equipment Finance LLC
Bank of The West Auto Trust			Series 2014-AA Class A3
Series 2015-1 Class A3			0.870% due 01/08/19 (Þ)	432	431
1.310% due 10/15/19 (Þ)	1,045	1,045	Nationstar HECM Loan Trust
Capital Auto Receivables Asset Trust			Series 2017-2A Class A1
Series 2016-3 Class A2A			2.038% due 09/25/27 (~)(Ê)(Š)(Þ)	841	841
1.360% due 04/22/19	239	239	Nissan Auto Receivables Owner Trust
Chesapeake Funding II LLC			Series 2015-A Class A3
Series 2017-2A Class C			1.050% due 10/15/19	1,764	1,760
3.010% due 07/15/29 (Þ)	1,085	1,088	Santander Drive Auto Receivables Trust
Series 2017-3A Class C			Series 2014-1 Class C
2.780% due 08/15/29 (Þ)	755	751	2.360% due 04/15/20	577	578
Chrysler Capital Auto Receivables Trust			Series 2015-2 Class C
Series 2016-BA Class A2			2.440% due 04/15/21	1,545	1,551
1.360% due 01/15/20 (Þ)	1,089	1,088	Series 2016-3 Class A2
Commonbond Student Loan Trust			1.340% due 11/15/19	380	380
Series 2017-BGS Class A1			Series 2017-3 Class A2A
2.680% due 09/25/42	1,025	1,025	1.670% due 06/15/20	670	669
Drive Auto Receivables Trust			SLM Private Education Loan Trust
Series 2015-DA Class C			Series 2010-A Class 2A
3.380% due 11/15/21 (Þ)	1,732	1,747	4.477% due 05/16/44 (Ê)(Þ)	1,127	1,163
Series 2016-AA Class B			SoFi Professional Loan Program LLC
3.170% due 05/15/20 (Þ)	136	136	Series 2014-B Class A2
Series 2017-3 Class A2A			2.550% due 08/27/29 (Þ)	1,640	1,643
1.650% due 08/15/19 (Š)	3,125	3,125	Series 2016-B Class A2A
Series 2017-BA Class A2			1.680% due 03/25/31 (Þ)	583	583
1.590% due 12/17/18 (Þ)	611	611	Series 2017-A Class A1
Earnest Student Loan Program LLC			2.028% due 03/26/40 (Ê)(Þ)	1,437	1,445
Series 2016-D Class A1			South Carolina Student Loan Corp.
2.728% due 01/25/41 (Ê)(Þ)	2,281	2,318	Series 2015-A Class A
Enterprise Fleet Financing LLC			2.734% due 01/25/36 (Ê)	1,040	1,045
Series 2017-2 Class A2			Tidewater Auto Receivables Trust
1.970% due 01/20/23 (Þ)	2,170	2,170	Series 2016-AA Class A2
Equity One Mortgage Pass-Through Trust			2.300% due 09/15/19 (Þ)	94	94
Series 2003-4 Class M1			Wheels SPV LLC
5.869% due 10/25/34 (~)(Ê)	163	163	Series 2017-1A Class A2
Fifth Third Auto Trust			1.880% due 04/20/26 (Þ)	630	629

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 587

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
		49,607	2.650% due 04/01/19	5,952	6,000
Corporate Bonds and Notes - 34.1%			Bank of New York Mellon Corp. (The)
21st Century Fox America, Inc.			Series G
4.500% due 02/15/21	1,360	1,449	2.200% due 05/15/19	575	577
AbbVie, Inc.			Barrick NA Finance LLC
2.500% due 05/14/20	480	484	4.400% due 05/30/21	1,376	1,472
AIG Global Funding			BAT Capital Corp.
1.950% due 10/18/19 (Þ)	870	869	1.905% due 08/14/20 (Ê)(Þ)	975	980
1.900% due 10/06/21 (Þ)	490	479	BB&T Corp.
Air Lease Corp.			2.250% due 02/01/19	1,585	1,593
2.125% due 01/15/20	255	255	Becton Dickinson and Co.
3.875% due 04/01/21	1,400	1,462	2.404% due 06/05/20	995	996
Ally Financial, Inc.			2.894% due 06/06/22	745	746
3.750% due 11/18/19	995	1,015	Becton, Dickinson and Co.
Altria Group, Inc.			2.133% due 06/06/19	805	805
9.250% due 08/06/19	879	989	BMW US Capital LLC
4.750% due 05/05/21	544	590	1.500% due 04/11/19 (Þ)	2,170	2,161
Amazon. com, Inc.			Broadcom Corp. / Broadcom Cayman
2.600% due 12/05/19	475	483	Finance, Ltd.
American Airlines, Inc. Pass-Through			2.200% due 01/15/21 (Þ)	1,205	1,197
Certificates Trust			Capital One Financial Corp.
Series 2013-2 Class A			2.450% due 04/24/19	1,060	1,066
4.950% due 01/15/23	1,714	1,832	2.500% due 05/12/20	2,800	2,810
American Express Co.			Capital One NA
2.500% due 08/01/22	3,100	3,078	2.350% due 01/31/20	495	496
American Express Credit Corp.			Series BKNT
1.875% due 05/03/19	1,975	1,973	1.850% due 09/13/19	595	591
Series F			Caterpillar Financial Services Corp.
2.600% due 09/14/20	1,650	1,671	1.900% due 03/22/19	395	396
American Honda Finance Corp.			1.350% due 05/18/19	535	531
1.200% due 07/12/19	1,479	1,463	2.100% due 01/10/20	305	306
Series GMTN			Chevron Corp.
1.700% due 09/09/21	815	800	1.790% due 11/16/18	605	606
American International Group, Inc.			1.561% due 05/16/19	920	918
6.400% due 12/15/20	305	342	1.961% due 03/03/20	440	441
3.300% due 03/01/21	1,825	1,879	2.100% due 05/16/21	350	350
Amgen, Inc.			1.946% due 11/15/21 (Ê)	3,545	3,573
4.500% due 03/15/20	595	628	Cisco Systems, Inc.
4.100% due 06/15/21	1,085	1,142	2.200% due 02/28/21	2,598	2,604
Anheuser-Busch InBev Finance, Inc.			Citigroup, Inc.
1.900% due 02/01/19	675	676	2.050% due 06/07/19	3,350	3,349
2.150% due 02/01/19	745	749	2.450% due 01/10/20	2,035	2,047
Anheuser-Busch InBev Worldwide, Inc.			2.387% due 12/08/21 (Ê)	4,355	4,424
6.875% due 11/15/19	745	817	Coca-Cola European Partners LLC
Apple, Inc.			3.250% due 08/19/21	635	654
2.274% due 02/22/19 (Ê)	720	728	Colgate-Palmolive Co.
1.479% due 05/06/19 (Ê)	2,135	2,145	2.950% due 11/01/20	660	680
2.100% due 05/06/19	1,085	1,092	Constellation Brands, Inc.
AT&T, Inc.			2.250% due 11/06/20	1,320	1,317
2.375% due 11/27/18	3,855	3,875	3.750% due 05/01/21	875	911
2.450% due 06/30/20	2,790	2,816	Cox Communications, Inc.
AvalonBay Communities, Inc.			3.250% due 12/15/22 (Þ)	400	405
Series GMTN			Credit Suisse AG NY
3.625% due 10/01/20	485	503	Series GMTN
Bank of America Corp.			2.300% due 05/28/19	1,710	1,719
5.625% due 07/01/20	1,600	1,736	Crown Castle Towers LLC
Series L			6.113% due 01/15/20 (Þ)	1,010	1,074
			CSX Corp.

See accompanying notes which are an integral part of the financial statements.

588 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.700% due 10/30/20	270	281	2.200% due 11/06/18	865	867
CVS Health Corp.			Hyundai Capital America
2.800% due 07/20/20	1,935	1,958	2.000% due 07/01/19 (Þ)	430	426
2.750% due 12/01/22	660	657	IBM Credit LLC
Daimler Finance NA LLC			1.800% due 01/20/21	3,925	3,880
1.750% due 10/30/19 (Þ)	190	189	International Business Machines Corp.
2.200% due 05/05/20 (Þ)	1,700	1,700	1.800% due 05/17/19	240	240
Delta Air Lines Pass-Through Trust			2.250% due 02/19/21	820	825
Series 071A Class A			1.971% due 11/06/21 (Ê)	490	496
6.821% due 08/10/22	770	887	Johnson & Johnson
Diamond 1 Finance Corp. / Diamond 2			2.250% due 03/03/22	1,100	1,104
Finance Corp			JPMorgan Chase & Co.
5.450% due 06/15/23 (Þ)	770	844	2.350% due 01/28/19	1,310	1,318
Discovery Communications LLC			2.750% due 06/23/20	3,340	3,391
2.950% due 03/20/23	485	483	2.682% due 03/01/21 (Ê)	5,006	5,177
Series 2YR			Kellogg Co.
2.200% due 09/20/19	525	526	4.000% due 12/15/20	1,100	1,157
eBay, Inc.			KeyCorp
2.200% due 08/01/19	3,709	3,721	2.300% due 12/13/18	1,005	1,009
Ecolab, Inc.			Kraft Heinz Foods Co.
4.350% due 12/08/21	330	355	4.875% due 02/15/25 (Þ)	335	358
EI du Pont de Nemours & Co.			Series WI
2.200% due 05/01/20	1,445	1,450	2.800% due 07/02/20	1,450	1,468
ERAC USA Finance LLC			L-3 Communications Corp.
2.800% due 11/01/18 (Þ)	2,075	2,093	Series WI-B
2.600% due 12/01/21 (Þ)	500	497	5.200% due 10/15/19	420	445
ERP Operating LP			Land O' Lakes, Inc.
4.750% due 07/15/20	435	462	6.000% due 11/15/22 (Þ)	530	596
Exelon Corp.			Lehman Brothers Holdings Capital Trust
2.850% due 06/15/20	650	661	VII
Exxon Mobil Corp.			5.857% due 11/29/49 (ƒ)(Ø)(Š)	270	—
Series FXD			Lockheed Martin Corp.
1.912% due 03/06/20	4,000	4,005	2.500% due 11/23/20	530	537
Ford Motor Credit Co. LLC			3.350% due 09/15/21	410	425
2.012% due 05/03/19	735	734	Manufacturers & Traders Trust Co.
1.897% due 08/12/19	2,550	2,539	Series BKNT
2.681% due 01/09/20	1,185	1,195	2.300% due 01/30/19	445	447
2.459% due 03/27/20	770	773	MassMutual Global Funding II
General Electric Co.			1.550% due 10/11/19 (Þ)	980	972
5.550% due 05/04/20	1,660	1,805	1.950% due 09/22/20 (Þ)	960	954
General Mills, Inc.			McDonald's Corp.
5.650% due 02/15/19	455	477	2.750% due 12/09/20	725	739
General Motors Financial Co. , Inc.			MeadWestvaco Corp.
2.400% due 05/09/19	1,735	1,742	7.375% due 09/01/19	465	506
3.200% due 07/13/20	1,010	1,032	Medtronic, Inc.
Gilead Sciences, Inc.			Series WI
2.550% due 09/01/20	2,665	2,699	2.500% due 03/15/20	1,525	1,546
Goldman Sachs Group, Inc.			Merck Sharp & Dohme Corp.
2.600% due 12/27/20	1,790	1,801	5.000% due 06/30/19	1,331	1,400
Goldman Sachs Group, Inc. (The)			Metropolitan Life Global Funding I
2.750% due 09/15/20	1,055	1,066	1.950% due 12/03/18 (Þ)	755	756
HCA, Inc.			1.550% due 09/13/19 (Þ)	720	715
6.500% due 02/15/20	934	1,006	Microsoft Corp.
Home Depot, Inc. (The)			1.300% due 11/03/18	925	923
2.000% due 04/01/21	360	359	1.100% due 08/08/19	3,700	3,661
Huntington National Bank (The)			Morgan Stanley
Series BKNT			2.200% due 12/07/18	1,865	1,870

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 589

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
2.800% due 06/16/20	1,075	1,090	Sprint Spectrum Co. LLC / Sprint
Nestle Holdings, Inc.			Spectrum Co II LLC / Sprint Spectrum
2.000% due 09/30/19	4,010	4,017	Co III LLC
New York Life Global Funding			Series A-1
1.700% due 09/14/21 (Þ)	1,540	1,505	3.360% due 09/20/21 (Þ)	695	705
Newell Brands, Inc.			Starbucks Corp.
5.000% due 11/15/23	675	719	2.100% due 02/04/21	290	291
Nissan Motor Acceptance Corp.			Sysco Corp.
1.550% due 09/13/19 (Þ)	820	812	2.600% due 10/01/20	570	577
Norfolk Southern Corp.			Time Warner Cable LLC
1.800% due 02/14/20	2,440	2,441	8.250% due 04/01/19	550	596
3.250% due 12/01/21	495	509	Time Warner, Inc.
Northrop Grumman Corp.			4.750% due 03/29/21	597	640
2.080% due 10/15/20	975	975	Toyota Motor Credit Corp.
Northwest Airlines Class A Pass-			1.700% due 02/19/19	950	949
Through Trust			1.950% due 04/17/20	500	500
Series 07-1			Series MTN
7.027% due 11/01/19	227	248	1.610% due 01/09/19 (Ê)	3,810	3,816
PACCAR Financial Corp.			Tyson Foods, Inc.
1.200% due 08/12/19	615	608	2.250% due 08/23/21	350	347
2.500% due 08/14/20	1,103	1,116	Unilever Capital Corp.
Pfizer, Inc.			4.250% due 02/10/21	592	630
2.100% due 05/15/19	4,617	4,642	1.375% due 07/28/21	4,290	4,171
Philip Morris International, Inc.			2.200% due 05/05/22	850	847
1.625% due 02/21/19	925	923	UnitedHealth Group, Inc.
PNC Bank NA			1.950% due 10/15/20	430	429
Series BKNT			US Bancorp
2.000% due 05/19/20	2,895	2,889	2.200% due 04/25/19	3,465	3,484
Pricoa Global Funding I			US Bank NA
1.450% due 09/13/19 (Þ)	510	505	Series BKNT
Principal Life Global Funding II			2.050% due 10/23/20	500	500
2.150% due 01/10/20 (Þ)	2,265	2,272	Verizon Communications, Inc.
Procter & Gamble Co. (The )			4.500% due 09/15/20	1,600	1,707
2.150% due 08/11/22	5,075	5,053	3.125% due 03/16/22	970	991
Protective Life Global Funding			3.376% due 02/15/25 (Þ)	1,567	1,576
1.555% due 09/13/19 (Þ)	2,055	2,037	VMware, Inc.
Prudential Financial, Inc.			2.300% due 08/21/20	935	933
5.375% due 06/21/20	1,345	1,457	Volkswagen Group of America Finance
PSEG Power LLC			LLC
2.450% due 11/15/18	347	349	2.450% due 11/20/19 (Þ)	600	603
QUALCOMM, Inc.			Wal-Mart Stores, Inc.
2.600% due 01/30/23	465	463	1.900% due 12/15/20	2,190	2,187
Quebecor World Capital Corp.			Walt Disney Co. (The)
4.875% due 01/02/49 (Š)(Þ)(Ø)	205	—	1.800% due 06/05/20	4,610	4,599
QVC, Inc.			Wells Fargo & Co.
3.125% due 04/01/19	785	794	2.125% due 04/22/19	2,095	2,102
Reynolds American, Inc.			Series GMTN
6.875% due 05/01/20	695	772	2.600% due 07/22/20	3,150	3,192
Ryder System, Inc.			Wells Fargo Bank NA
2.500% due 05/11/20	580	584	1.966% due 12/06/19 (Ê)	4,190	4,231
SBA Tower Trust			Xcel Energy, Inc.
			2.600% due 03/15/22	690	693
Series 2014-1A
2.898% due 10/08/19 (Þ)	1,415	1,426			243,952
Sherwin-Williams Co.			International Debt - 8.9%
2.250% due 05/15/20	1,905	1,909	Actavis Funding SCS
			3.000% due 03/12/20 (Þ)	2,195	2,228
Southern Co. (The)			AI Mistral Luxembourg Subco Sarl Term
2.150% due 09/01/19	520	521	Loan B

See accompanying notes which are an integral part of the financial statements.

590 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.242% due 03/09/24 (Ê)	995	988	Mylan NV
America Movil SAB de CV			Series WI
5.000% due 10/16/19	895	944	3.150% due 06/15/21	1,450	1,466
Anglo American Capital PLC			Numericable Group SA Term Loan B12
9.375% due 04/08/19 (Þ)	765	841	0.000% due 01/05/26 (Ê)(v)	1,000	1,000
AP NMT Acquisition BV 1st Lien Term			Petroleos Mexicanos
Loan			Series WI
7.085% due 08/13/21 (Ê)	485	467	5.500% due 02/04/19	1,760	1,825
AstraZeneca PLC			Reckitt Benckiser Treasury Services PLC
2.375% due 11/16/20	965	969	2.375% due 06/24/22 (Þ)	1,765	1,743
2.375% due 06/12/22	905	898
			Royal Bank of Canada
Bank of Montreal
1.750% due 09/11/19	1,250	1,245	Series GMTN
1.900% due 08/27/21	565	555	2.107% due 02/01/22 (Ê)	3,344	3,378
			Sandvine Corp. 1st Lien Term Loan B
Bank of Nova Scotia			7.073% due 09/21/22 (Ê)	684	663
2.700% due 03/07/22	1,200	1,209
			Sanofi
BP Capital Markets PLC			4.000% due 03/29/21	1,024	1,083
4.500% due 10/01/20	640	682
			Shell International Finance BV
Canadian Oil Sands, Ltd.			1.375% due 09/12/19	2,550	2,531
4.500% due 04/01/22 (Þ)	500	517
Constellation Brands Canada, Inc. Term			1.875% due 05/10/21	2,115	2,099
			Shire Acquisitions Investments Ireland
Loan B1			DAC
4.042% due 12/15/23 (Ê)	379	382	1.900% due 09/23/19	845	842
Credit Agricole SA
2.287% due 06/10/20 (Ê)(Þ)	1,805	1,833	SMART ABS Trust
			Series 2015-3US Class A3A
Danone SA			1.660% due 08/14/19	599	598
1.691% due 10/30/19 (Þ)	1,040	1,032
			Svenska Handelsbanken AB
Danske Bank A/S			1.813% due 02/12/19 (Ê)(~)	1,950	1,950
1.826% due 03/02/20 (Ê)(Þ)	2,100	2,108
			Series BKNT
Series REGs			2.485% due 03/30/21 (Ê)	3,690	3,775
2.200% due 03/02/20	300	300	Teva Pharmaceutical Finance
Delta 2 Lux Sarl Covenant-Lite Term			Netherlands III BV
Loan B3			1.700% due 07/19/19	755	739
4.242% due 02/01/24 (Ê)	500	504
Deutsche Telekom International Finance			Toronto-Dominion Bank
BV			1.774% due 01/18/19 (Ê)	1,000	1,003
2.225% due 01/17/20 (Þ)	1,015	1,015	Toronto-Dominion Bank (The)
Diamond (BC) BV Term Loan			2.125% due 04/07/21	830	826
4.316% due 07/12/24 (Ê)	280	281	Series MTN
Ecopetrol SA			2.203% due 01/22/19 (Ê)	2,680	2,704
7.625% due 07/23/19	480	521	Total Capital SA
GE Capital International Funding Co.			4.450% due 06/24/20	1,150	1,224
Unlimited Co			Travelport Finance (Luxembourg) SARL
2.342% due 11/15/20	885	889	Term Loan
GFL Environmental, Inc. Term Loan B			4.061% due 09/02/21 (Ê)	930	931
4.083% due 09/27/23 (Ê)	990	992	Vodafone Group PLC
HSBC Holdings PLC			4.375% due 03/16/21	3,950	4,213
3.262% due 03/13/23 (Ê)	375	383	Westpac Banking Corp.
ING Bank NV			1.950% due 11/23/18	855	857
1.650% due 08/15/19 (Þ)	1,730	1,716			63,793
KfW			Loan Agreements - 14.3%
1.500% due 09/09/19	2,305	2,294	Abacus Innovations Corp. Term Loan B
Series GMTN			3.250% due 08/16/23 (Ê)	1,241	1,249
2.750% due 10/01/20	1,150	1,179	ABG Intermediate Holdings 2 LLC 1st
LyondellBasell Industries NV			Lien Term Loan
5.000% due 04/15/19	397	411	4.833% due 09/26/24 (Ê)	375	379
Mondelez International Holdings			ABG Intermediate Holdings 2 LLC 2nd
Netherlands BV			Lien Term Loan
1.625% due 10/28/19 (Þ)	970	960	9.083% due 09/26/25 (Ê)	194	196

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 591

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Advanced Disposal Services, Inc. Term			Berry Plastics Group, Inc Term Loan M
Loan B3			3.492% due 10/01/22 (Ê)	1,194	1,199
3.952% due 11/10/23 (Ê)	476	480	BJ's Wholesale Club, Inc. 2nd Lien Term
AgroFresh, Inc. Term Loan B			Loan
6.046% due 07/31/21 (Ê)	373	371	8.738% due 01/27/25 (Ê)	500	483
Air Medical Group Holdings, Inc. Term			Blount International, Inc. Term Loan B
Loan			0.000% due 10/12/23 (Ê)(v)	375	380
0.000% due 09/07/24 (Ê)(v)	94	94	Brand Energy & Infrastructure Services
Air Methods Corp. Term Loan B			1st Lien Term Loan
4.833% due 04/13/24 (Ê)	367	366	5.583% due 06/01/24 (Ê)	1	1
Alphabet Holding Company, Inc. 1st			5.613% due 06/01/24 (Ê)	313	315
Lien Term Loan			5.628% due 06/01/24 (Ê)	60	60
4.833% due 08/15/24 (Ê)	417	405	BWAY Holding Co. Term Loan B
Altice Financing SA 1st Lien Term Loan			4.522% due 04/03/24 (Ê)	1	1
0.000% due 01/05/26 (Ê)(v)	200	200	4.597% due 04/03/24 (Ê)	498	501
Alvogen Pharmaceutical US, Term Loan			Cable One, Inc. Term Loan B
6.240% due 04/02/22 (Ê)	773	765	3.570% due 04/05/24 (Ê)	499	501
American Airlines, Inc. Term Loan B			Caesars Entertainment Operating Co.
3.240% due 06/27/20 (Ê)	1,451	1,455	Term Loan
3.239% due 04/28/23 (Ê)	1,875	1,878	3.742% due 03/31/24 (Ê)	500	500
AP Exhaust Acquisition LLC 1st Lien			Caesars Resort Collection LLC 1st Lien
Term Loan			Term Loan B
6.309% due 05/10/24 (Ê)	499	485	0.000% due 09/27/24 (Ê)(v)	2,500	2,515
AP Gaming I, LLC Term Loan B			Capital Automotive LP 1st Lien Term
6.742% due 02/06/24 (Ê)	312	316	Loan
Arbor Pharmaceuticals LLC Term Loan			4.250% due 03/24/24 (Ê)	242	242
B			Capital Automotive LP 2nd Lien Term
6.333% due 07/05/23 (Ê)	478	479	Loan
Arctic Glacier Holdings, Inc. Term			7.240% due 03/24/25 (Ê)	246	252
Loan B			Carestream Dental Equipment, Inc. 1st
5.492% due 03/14/24 (Ê)	149	151	Lien Term Loan
ARRIS Group, Inc. 1st Lien Term Loan			4.582% due 08/04/24 (Ê)	675	675
B			CBS Radio, Inc. Term Loan B
3.742% due 04/26/24 (Ê)	995	1,002	4.738% due 10/17/23 (Ê)	510	513
Ascena Retail Group, Inc. Term Loan B			CH Hold Corp. 1st Lien Term Loan B
5.750% due 08/21/22 (Ê)	125	108	4.242% due 02/01/24 (Ê)	989	997
Ascend Learning LLC Term Loan B			CH Hold Corp. 2nd Lien Term Loan B
4.492% due 07/12/24 (Ê)	500	504	8.492% due 02/01/25 (Ê)	125	128
AssuredPartners, Inc. 1st Lien Term			Change Healthcare Holdings LLC 1st
Loan			Lien Term Loan B
0.000% due 10/22/24 (Ê)(v)	375	379	3.992% due 03/01/24 (Ê)	995	1,000
Asurion LLC Term Loan B4			Charter Communications Operating LLC
3.992% due 08/04/22 (Ê)	476	479	1st Lien Term Loan H
			3.250% due 01/15/22 (Ê)	979	983
Asurion LLC Term Loan B5			Checkout Holding Corp. Covenant-Lite
4.242% due 11/03/23 (Ê)	662	668	1st Lien Term Loan
Atlantic Broadband Finance LLC 1st			4.742% due 04/09/21 (Ê)	788	645
Lien Term Loan
0.000% due 08/11/24 (Ê)(v)	1,000	999	Chemours Co. (The) Term Loan B
Avis Budget Car Rental LLC Term Loan			3.750% due 05/12/22 (Ê)	250	252
B			ClubCorp Club Operations, Inc. Term
3.340% due 03/15/22 (Ê)	495	495	Loan
			4.588% due 08/15/24 (Ê)	250	251
Avolon LLC 1st Lien Term Loan B2			Commercial Barge Line Co. 1st Lien
3.488% due 03/20/22 (Ê)	374	377	Term Loan
B&G Foods, Inc. Term Loan B			9.992% due 11/12/20 (Ê)	824	632
3.492% due 11/02/22 (Ê)	853	858	Community Health Systems, Inc. Term
Bass Pro Group LLC 1st Lien Term			Loan G
Loan B			4.067% due 12/31/19 (Ê)	201	196
6.242% due 09/25/24 (Ê)	750	728	Community Health Systems, Inc. Term
BCPE Eagle Buyer LLC 1st Lien Term			Loan H
Loan			4.316% due 01/27/21 (Ê)	686	678
5.492% due 03/13/24 (Ê)	199	199

See accompanying notes which are an integral part of the financial statements.

592 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Constellis Holdings LLC 1st Lien Term			4.574% due 05/22/24 (Ê)	750	758
Loan			Fort Dearborn Company 1st Lien Term
6.333% due 04/18/24 (Ê)	499	499	Loan
ConvergeOne Holdings Corp. Term			5.269% due 10/19/23 (Ê)	5	5
Loan B			5.336% due 10/19/23 (Ê)	368	370
6.090% due 06/14/24 (Ê)	499	499	Freedom Mortgage Corp. 1st Lien Term
Coral US Co. Borrower LLC Term Loan			Loan
B3			6.956% due 02/23/22 (Ê)	370	376
4.742% due 01/31/25 (Ê)	1,500	1,505	Frontier Communications Corp. Term
Cortes NP Acquisition Corp Term Loan B			Loan B1
5.242% due 11/30/23 (Ê)	484	487	4.990% due 05/23/24 (Ê)	187	178
CPI Acquisition, Inc. Term Loan B			FullBeauty Brands Holdings Corp. 1st
5.850% due 08/17/22 (Ê)	718	514	Lien Term Loan
Creative Artists Agency LLC 1st Lien			5.992% due 10/14/22 (Ê)	739	487
Term Loan B			Garda World Security Corp. Term Loan
4.738% due 02/13/24 (Ê)	496	501	5.310% due 05/24/24 (Ê)	298	301
CSC Holdings, LLC 1st Lien Term Loan			GCI Holdings, Inc. Term Loan B
3.489% due 07/17/25 (Ê)	1,101	1,099	3.492% due 02/02/22 (Ê)	974	976
Cvent, Inc. 1st Lien Term Loan			GENEX Services, Inc. 1st Lien Term
5.242% due 11/29/23 (Ê)	498	503	Loan
			5.492% due 05/30/21 (Ê)	744	738
CWGS Group LLC Term Loan			GHX Ultimate Parent Corp. 1st Lien
4.237% due 11/08/23 (Ê)	375	378	Term Loan
Dell, Inc. 1st Lien Term Loan			4.583% due 07/13/24 (Ê)	748	754
3.250% due 09/07/23 (Ê)	1,489	1,493	Go Daddy Operating Co. LLC Term
DigiCert, Inc. Term Loan B1			Loan B
0.000% due 12/31/20 (Ê)(v)	250	253	3.742% due 02/06/24 (Ê)	498	501
Dupage Medical Group, Ltd. 1st Lien			Gray Television, Inc. 1st Lien Term
Term Loan			Loan B
4.315% due 08/14/24 (Ê)	750	754	3.735% due 02/07/24 (Ê)	993	1,000
Dupage Medical Group, Ltd. 2nd Lien			Grifols Worldwide Operations USA Inc.
Term Loan			Term Loan
8.315% due 08/15/25 (Ê)	125	125	3.452% due 01/31/25 (Ê)	962	965
E. W. Scripps Co. Term Loan B			Gruden Holdings, Inc. First Lien Term
3.493% due 08/16/24 (Ê)	250	252	Loan
EagleView Technology Corp. 1st Lien			6.833% due 08/18/22 (Ê)	620	616
Term Loan			GTCR Valor Companies Inc. Term Loan
5.580% due 07/15/22 (Ê)	247	248	B1
Education Advisory Board 1st Lien Term			5.583% due 06/20/23 (Ê)	750	761
Loan			H. B. Fuller Co. Term Loan B
0.000% due 09/06/24 (Ê)(v)	450	451	3.489% due 10/12/24 (Ê)	375	377
Eldorado Resorts, Inc. 1st Lien Term			Harland Clarke Holdings Co. Term Loan
Loan B			6.142% due 11/03/23 (Ê)	375	373
3.500% due 04/17/24 (Ê)	508	508	HCA, Inc. Term Loan B8
Emerald US, Inc. Term Loan B1			3.492% due 02/15/24 (Ê)	496	499
5.333% due 05/09/21 (Ê)	992	987	Hertz Global Holdings, Inc. Term Loan B
EnergySolutions LLC Term Loan			4.000% due 06/30/23 (Ê)	746	745
6.090% due 05/29/20 (Ê)	652	665	Hilton Worldwide Finance LLC Term
Envision Healthcare Corp. Term Loan B			Loan B2
4.250% due 11/17/23 (Ê)	993	996	3.238% due 10/25/23 (Ê)	432	435
Everi Payments, Inc. Term Loan B			Intrawest Resorts Holdings, Inc. 1st Lien
5.742% due 05/09/24 (Ê)	374	377	Term Loan B1
Exact Merger Sub LLC 1st Lien Term			4.492% due 06/29/24 (Ê)	500	505
Loan			J Crew Group, Inc. Term Loan
5.583% due 09/19/24 (Ê)	375	378	4.457% due 03/05/21 (Ê)	99	99
Exact Merger Sub LLC 2nd Lien Term			4.462% due 03/05/21 (Ê)	75	75
Loan			4.553% due 03/05/21 (Ê)	260	260
9.333% due 09/19/25 (Ê)	250	249	Jaguar Holding Co. II Term Loan
First Data Corp. Term Loan			3.992% due 08/18/22 (Ê)	407	408
3.488% due 07/10/22 (Ê)	1,426	1,430	4.083% due 08/18/22 (Ê)	452	455
Focus Financial Partners LLC 1st Lien
Term Loan			Kraton Polymers LLC Term Loan
			4.242% due 01/06/22 (Ê)	77	78

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 593

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Las Vegas Sands LLC Term Loan B			Primeline Utility Services LLC 1st Lien
3.242% due 03/29/24 (Ê)	1,224	1,231	Term Loan
Learfield Communications, Inc. 1st Lien			6.814% due 11/12/22 (Ê)	1	1
Term Loan			6.880% due 11/12/22 (Ê)	496	499
4.500% due 11/17/23 (Ê)	248	249	Quest Software US Holdings, Inc. Term
Level 3 Financing, Inc. Term Loan B			Loan B
3.489% due 02/22/24 (Ê)	1,500	1,505	7.380% due 10/31/22 (Ê)	990	999
Lions Gate Enterntainment, Inc. 1st Lien			Quintiles IMS, Inc. 1st Lien Term Loan
Term Loan			B2
4.242% due 10/12/23 (Ê)	231	233	3.321% due 01/18/25 (Ê)	250	252
			Rackspace Hosting, Inc. 1st Lien Term
LTS Buyer LLC 1st Lien Term Loan			Loan
6.500% due 04/13/20 (Ê)	977	979	4.311% due 11/03/23 (Ê)	748	748
MacDermid, Inc. Term Loan B6			Radio One, Inc. 1st Lien Term Loan B
4.242% due 06/07/23 (Ê)	591	594	5.340% due 04/05/23 (Ê)	996	978
MACOM Technology Solutions Term
Loan			RBS Global, Inc. Term Loan B
3.488% due 05/12/24 (Ê)	246	245	4.074% due 08/21/23 (Ê)	374	376
Match Group, Inc. 1st Lien Term Loan B			Red Ventures LLC 1st Lien Term Loan
3.809% due 11/16/22 (Ê)	667	674	0.000% due 10/11/22 (Ê)(v)	750	745
MCC Iowa LLC Term Loan H			Red Ventures LLC 2nd Lien Term Loan
3.710% due 01/29/21 (Ê)	975	975	0.000% due 10/10/25 (Ê)(v)	125	125
MGM Growth Properties Operating			Renaissance Home Equity Loan Trust
Partnership, LP Term Loan B			1st Lien Term Loan
3.492% due 04/25/23 (Ê)	985	990	Series 2005-4 Class A3
			5.565% due 02/25/36 (~)(Ê)	32	32
MH Sub I LLC 1st Lien Term Loan			Reynolds Group Holdings, Inc. Term
5.070% due 08/15/24 (Ê)	970	964	Loan
MH Sub I LLC 2nd Lien Term Loan			3.992% due 02/05/23 (Ê)	997	1,003
8.820% due 08/15/25 (Ê)	250	248
Minerals Technologies, Inc. 1st Lien			RHP Hotel Properties, LP Term Loan B
Term Loan B			3.560% due 05/11/24 (Ê)	498	501
3.490% due 02/14/24	324	326	Rovi Solutions Corp. Term Loan B
3.580% due 02/14/24	140	141	3.750% due 07/02/21 (Ê)	496	499
			Scientific Games International, Inc. Term
Navistar, Inc. 1st Lien Term Loan B			Loan B4
5.240% due 08/07/20 (Ê)	490	490	4.492% due 08/14/24 (Ê)	400	405
NeuStar, Inc. 1st Lien Term Loan B2			4.522% due 08/14/24 (Ê)	1,475	1,492
5.062% due 08/08/24 (Ê)	500	505	SeaWorld Parks & Entertainment Term
New Millennium Holdco, Inc. Term Loan			Loan B5
7.742% due 12/21/20 (Ê)	485	232	4.333% due 03/31/24 (Ê)	812	797
NN, Inc. Incremental Term Loan			Sesac Holdco II LLC 1st Lien Term Loan
4.992% due 04/03/21 (Ê)	490	492	4.492% due 02/13/24 (Ê)	125	125
NPC International, Inc. First Lien Term			Signode Industrial Group US, Inc. Term
Loan			Loan B
4.742% due 04/20/24 (Ê)	499	503	3.992% due 05/01/21 (Ê)	372	376
Open Text Corp. Term Loan B			4.083% due 05/01/21 (Ê)	336	339
3.242% due 01/16/21 (Ê)	1,613	1,620	Solarwinds Holdings, Inc. Term Loan
PAREXEL International Corp. 1st Lien			4.742% due 02/05/23 (Ê)	980	986
Term Loan B			Solera LLC Term Loan B
4.242% due 09/29/24 (Ê)	500	504	4.485% due 03/04/23 (Ê)	464	468
Penn National Gaming, Inc. 1st Lien
Term Loan B			Spectrum Brands, Inc. Term Loan B
3.742% due 01/19/24 (Ê)	871	876	1.241% due 06/23/22 (Ê)	398	400
Post Holdings, Inc. Incremental Term			1.312% due 06/23/22 (Ê)	839	845
Loan			Sprint Communications, Inc. 1st Lien
3.492% due 05/24/24 (Ê)	499	501	Term Loan B
Pre-Paid Legal Services, Inc. 2nd Lien			3.750% due 02/02/24 (Ê)	851	854
Term Loan			Station Casinos LLC 1st Lien Term
10.250% due 07/01/20 (Ê)	500	499	Loan B
Prime Security Services Borrower LLC			3.740% due 06/08/23 (Ê)	374	375
1st Lien Term Loan			Steak n Shake Operations, Inc. Term
3.992% due 05/02/22 (Ê)	1,020	1,028	Loan
			5.000% due 03/19/21 (Ê)	894	822

See accompanying notes which are an integral part of the financial statements.

594 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Sterigenics-Nordion Holdings LLC Term			Mortgage-Backed Securities - 14.8%
Loan B			Banc of America Commercial Mortgage
4.242% due 05/15/22 (Ê)	249	249	Trust
SunGard Availability Services Capital,			Series 2013-1 Class AM
Inc. Term Loan B			5.416% due 01/15/49 (Þ)	161	163
8.242% due 09/17/21 (Ê)	682	636	Series 2016-UB10 Class A1
Talbots, Inc. (The) 1st Lien Term Loan			1.559% due 07/15/49	634	629
5.742% due 03/17/20 (Ê)	235	226	Banc of America Funding Trust
TerraForm AP Acquisition Holdings LLC
Term Loan B			Series 2006-A Class 1A1
5.583% due 06/26/22 (Ê)	896	901	3.605% due 02/20/36 (~)(Ê)	230	228
			Banc of America Merrill Lynch
TKC Holdings, Inc. 1st Lien Term Loan			Commercial Mortgage, Inc.
5.522% due 02/01/23 (Ê)	995	1,005	Series 2003-2 Class H
TKC Holdings, Inc. 2nd Lien Term Loan			5.957% due 03/11/41 (~)(Ê)(Þ)	1,562	1,603
9.272% due 02/01/24 (Ê)	374	377	BCAP LLC Trust
TMS International Corp. Term Loan B			Series 2011-R11 Class 15A1
4.309% due 08/09/24 (Ê)	480	481	3.624% due 10/26/33 (~)(Ê)(Þ)	547	554
Trans Union LLC 1st Lien Term Loan B3			Series 2011-R11 Class 20A5
3.423% due 04/09/23 (Ê)	497	499	3.533% due 03/26/35 (~)(Ê)(Þ)	195	195
Transdigm Group, Inc. 1st Lien Term
Loan F			Bear Stearns ARM Trust
4.242% due 06/09/23 (Ê)	483	485	Series 2004-5 Class 2A
4.333% due 06/09/23 (Ê)	260	261	3.892% due 07/25/34 (~)(Ê)	296	293
			Bear Stearns Commercial Mortgage
Tribune Co. Term Loan C			Securities Trust
4.242% due 01/27/24 (Ê)	632	633	Series 2004-PWR5 Class L
Tribune Media Co. Term Loan			4.693% due 07/11/42 (~)(Ê)(Þ)	416	403
4.242% due 12/27/20 (Ê)	51	51	Series 2004-PWR6 Class B
TruGreen, LP Term Loan			4.945% due 11/11/41 (~)(Ê)(Þ)	72	72
5.235% due 04/13/23 (Ê)	1,091	1,107	Capmark Mortgage Securities, Inc.
United Airlines, Inc. Term Loan B			Series 1997-C2 Class G
3.630% due 03/21/24 (Ê)	995	999	6.750% due 04/15/29 (~)(Ê)	212	214
UPC Financing Partnership Term Loan
AR			CG-CCRE Commercial Mortgage Trust
3.732% due 01/15/26 (Ê)	500	501	Series 2014-FL2 Class A
USI, Inc. Term Loan B			3.104% due 11/15/31 (Ê)(Þ)	995	996
4.314% due 05/16/24 (Ê)	500	501	Citigroup Commercial Mortgage Trust
Valeant Pharmaceuticals International,			Series 2004-C2 Class F
Inc. Term Loan B F1			5.211% due 10/15/41 (~)(Ê)(Þ)	385	401
5.990% due 04/02/22 (Ê)	399	408	Series 2014-GC19 Class A1
Varsity Brands, Inc. 1st Lien Term Loan			1.199% due 03/10/47	43	43
4.738% due 12/11/21 (Ê)	122	123	Series 2016-C1 Class A1
Verdesian Life Sciences LLC Term Loan			1.506% due 05/10/49	1,467	1,454
6.380% due 07/01/20 (Ê)	844	675	Series 2017-C4 Class A1
Veresen Midstream, Ltd. Term Loan B			2.121% due 10/12/50	530	529
4.742% due 03/31/22 (Ê)	370	373	Series 2017-P8 Class A1
W3 Co. Term Loan B			2.065% due 09/15/50	1,040	1,035
0.000% due 03/08/22 (Ê)(v)	375	374	Commercial Mortgage Trust
Wastequip LLC Term Loan			Series 2005-GG3 Class E
5.742% due 08/09/19 (Ê)	94	94	5.087% due 08/10/42 (~)(Ê)	353	355
Weight Watchers International, Inc. Term			Series 2006-C8 Class AJ
Loan B2			5.377% due 12/10/46	459	462
4.500% due 04/02/20 (Ê)	264	261
4.590% due 04/02/20 (Ê)	484	479	Series 2013-CR6 Class A2
William Morris Endeavor Entertainment			2.122% due 03/10/46	185	185
LLC 1st Lien Term Loan			Series 2013-CR12 Class A2
4.570% due 05/06/21 (Ê)	1	1	2.904% due 10/10/46	1,100	1,109
4.610% due 05/06/21 (Ê)	467	469	Series 2013-CR13 Class A2
WMG Acquisition Corp. Term Loan D			3.039% due 11/12/46	3,005	3,039
3.737% due 11/01/23 (Ê)	751	754	Series 2013-LC13 Class A1
		102,780	1.309% due 08/10/46	129	129

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 595

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2014-CR16 Class A1			4.000% due 11/25/29	105	111
1.445% due 04/10/47	160	160	Series 2011-88 Class AB
Series 2014-CR16 Class A2			2.500% due 09/25/26	144	144
3.042% due 04/10/47	640	649	Series 2011-141 Class EA
Credit Suisse Commercial Mortgage			1.750% due 07/25/21	297	296
Trust Series			Series 2013-21 Class BA
Series 2006-C1 Class G			1.000% due 03/25/23	1,520	1,493
5.875% due 02/15/39 (~)(Ê)(Þ)	153	151
Credit Suisse First Boston Mortgage			Series 2013-136 Class KA
Securities Corp.			2.000% due 05/25/25	386	385
Series 1998-C1 Class F			Fannie Mae Whole Loan
6.000% due 05/17/40 (Þ)	85	85	Series 2004-W9 Class 2A1
Series 2004-C4 Class E			6.500% due 02/25/44	20	22
5.135% due 10/15/39 (~)(Ê)(Þ)	903	925	Fannie Mae-Aces
Deutsche Bank Commercial Mortgage			Series 2012-M2 Class A1
Trust			1.824% due 02/25/22	1,803	1,800
Series 2016-C1 Class A1			Series 2012-M8 Class ASQ2
1.676% due 05/10/49	320	318	1.520% due 12/25/19	191	191
Deutsche Mortgage Securities, Inc. Re-			Series 2013-M5 Class ASQ4
REMIC Trust			1.919% due 01/25/22	1,080	1,071
Series 2007-WM1 Class A1			Series 2014-M1 Class A1
3.197% due 06/27/37 (~)(Ê)(Þ)	586	595	2.325% due 07/25/23 (~)(Ê)	183	184
Fannie Mae			Series 2016-M1 Class ASQ1
4.500% due 2019	10	11	1.374% due 02/25/21	2	2
1.980% due 2020	1,996	1,988
4.500% due 2020	343	350	Series 2016-M3 Class ASQ1
			1.468% due 02/25/23	564	560
4.500% due 2021	20	20
			Series 2016-M6 Class ASQ2
2.400% due 2022	697	703	1.785% due 06/25/19	1,465	1,465
2.500% due 2022	1,273	1,281
2.570% due 2022	432	435	Series 2016-M7 Class AV1
7.000% due 2022	13	13	1.557% due 10/25/23	867	855
2.000% due 2023	1,741	1,740	Series 2016-M10 Class FA
2.500% due 2024	4,329	4,379	1.978% due 08/25/28 (Ê)	1,448	1,450
2.500% due 2025	1,153	1,166	FDIC Trust
3.130% due 2025	351	362	Series 2010-R1 Class A
4.500% due 2025	302	316	2.184% due 05/25/50 (Þ)	890	893
4.790% due 2028	312	318	Series 2011-R1 Class A
3.500% due 2030	1,250	1,301	2.672% due 07/25/26 (Þ)	313	314
			Federal Home Loan Mortgage Corp.
5.000% due 2031	1,478	1,608	Multifamily Structured Pass-Through
3.312% due 2033(Ê)	13	13	Certificates
Fannie Mae Aces			Series 2010-K007 Class A1
Series 2017-M5 Class FA			3.342% due 12/25/19	60	61
1.727% due 04/25/24 (Ê)	1,151	1,153	Series 2010-K009 Class A1
Fannie Mae Grantor Trust			2.757% due 05/25/20	186	188
Series 2001-T4 Class A1			Series 2012-K019 Class A1
7.500% due 07/25/41	434	508	1.459% due 09/25/21	1,805	1,788
Series 2004-T2 Class 1A3			Series 2016-K504 Class A1
7.000% due 11/25/43	384	447	1.680% due 10/25/19	681	679
Fannie Mae REMIC Trust			Series 2016-KP03 Class A2
Series 2004-W12 Class 1A1			1.780% due 07/25/19	2,711	2,708
6.000% due 07/25/44	1,648	1,882	Series 2017-Q004 Class A2H
Series 2005-W1 Class 1A2			2.664% due 01/25/21 (~)(Ê)	842	854
6.500% due 10/25/44	70	80	Freddie Mac
Fannie Mae REMICS			5.500% due 2019	126	128
Series 2004-70 Class EB			5.500% due 2022	127	133
5.000% due 10/25/24	51	54	4.500% due 2026	2,190	2,317
Series 2007-73 Class A1			5.500% due 2029	85	95
1.388% due 07/25/37 (Å)(Ê)	37	37	3.500% due 2030	1,084	1,132
Series 2009-96 Class DB

See accompanying notes which are an integral part of the financial statements.

596 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Freddie Mac Multifamily Structured			Interest Only STRIP
Pass-Through Certificates			2.887% due 04/20/62 (~)(Ê)	3,468	153
Series 2015-KF12 Class A			Series 2013-H03 Class HI
1.932% due 09/25/22 (Ê)	1,404	1,407	Interest Only STRIP
Series 2015-KP02 Class A2			2.613% due 12/20/62 (~)(Ê)	4,571	299
2.355% due 04/25/21 (~)(Ê)	830	835	Series 2014-137 Class JD
Series 2016-KF15 Class A			5.459% due 09/20/44 (~)(Ê)	752	828
1.902% due 02/25/23 (Ê)	2,039	2,045	Series 2017-H13 Class FJ
Series 2017-KF27 Class A			1.433% due 05/20/67 (Ê)	2,504	2,505
1.652% due 12/25/26 (Ê)	2,165	2,168	Series 2017-H16 Class PT
Series 2017-KSW2 Class A			4.741% due 05/20/66 (~)(Ê)	1,433	1,461
1.652% due 05/25/27 (Ê)	190	190	Ginnie Mae II
Freddie Mac Reference REMIC			2.375% due 2040(Ê)	515	537
Series 2006-R006 Class ZA			2.750% due 2040(Ê)	1,701	1,744
6.000% due 04/15/36	1,093	1,222	3.125% due 2040(Ê)	19	20
Freddie Mac REMICS			5.390% due 2059(~)(Ê)	149	152
Series 2003-2559 Class PB			5.508% due 2059(~)(Ê)	59	60
5.500% due 08/15/30	—	—	4.648% due 2061(~)(Ê)	1,103	1,129
Series 2005-2922 Class JN			4.512% due 2062(~)(Ê)	1,399	1,434
4.500% due 02/15/20	169	171	4.816% due 2062(~)(Ê)	953	979
Series 2010-3704 Class DC			4.856% due 2062(~)(Ê)	1,113	1,138
4.000% due 11/15/36	222	228	4.846% due 2064(~)(Ê)	223	228
Series 2011-3803 Class PG			5.170% due 2066(~)(Ê)	240	247
4.000% due 01/15/41	376	388	4.685% due 2067(~)(Ê)	1,169	1,197
Series 2011-3816 Class D			4.686% due 2067(~)(Ê)	1,094	1,128
3.500% due 08/15/28	244	246	Government National Mortgage
Series 2012-4083 Class DC			Association
1.500% due 07/15/27	1,131	1,108	Series 2016-H24 Class KF
Series 2014-4315 Class CA			2.041% due 11/20/66 (Ê)	1,242	1,242
2.000% due 01/15/23	1,128	1,120	GS Mortgage Securities Trust
Series 2014-4350 Class CA			Series 2007-GG10 Class AM
2.000% due 10/15/19	67	67	5.941% due 08/10/45 (~)(Ê)	669	681
Series 2014-4351 Class GA			GSMPS Mortgage Loan Trust
2.000% due 11/15/19	144	144	Series 1998-1 Class A
Series 2014-4383 Class JC			8.000% due 09/19/27 (~)(Ê)(Þ)	24	24
2.000% due 05/15/23	349	349	Series 1998-2 Class A
Series 2014-4399 Class A			7.750% due 05/19/27 (~)(Ê)(Þ)	85	87
2.500% due 07/15/24	990	991	Series 1998-3 Class A
Freddie Mac Structured Pass-Through			7.750% due 09/19/27 (~)(Ê)(Þ)	4	4
Certificates			Series 1999-3 Class A
Series 2003-58 Class 2A			8.000% due 08/19/29 (~)(Ê)(Þ)	11	10
6.500% due 09/25/43	26	29	Series 2005-RP1 Class 1A4
FREMF Mortgage Trust			8.500% due 01/25/35 (Þ)	111	125
Series 2013-K712 Class B			Series 2006-RP1 Class 1A2
3.480% due 05/25/45 (~)(Ê)(Þ)	115	117	7.500% due 01/25/36 (Þ)	301	315
GE Capital Commercial Mortgage Corp.			Series 2006-RP1 Class 1A3
Series 2005-C1 Class D			8.000% due 01/25/36 (Þ)	342	367
4.410% due 06/10/48 (~)(Ê)	156	156	JPMBB Commercial Mortgage Securities
Ginnie Mae			Trust
Series 2010-14 Class A			Series 2015-C30 Class A1
4.500% due 06/16/39	116	121	1.738% due 07/15/48	1,229	1,226
Series 2010-H12 Class PT			Series 2015-C33 Class A1
5.470% due 11/20/59	44	44	1.898% due 12/15/48	391	390
Series 2010-H22 Class JI			Series 2016-C1 Class A1
			1.695% due 03/15/49	1,127	1,121
Interest Only STRIP			JPMorgan Chase Commercial Mortgage
2.508% due 11/20/60 (~)(Ê)	2,364	118	Securities Trust
Series 2012-H11 Class CI			Series 2004-LN2 Class A2

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 597

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.115% due 07/15/41	6	6	Series 2017-MTL6 Class C
Series 2004-LN2 Class B			2.630% due 08/15/34 (Ê)(Þ)	199	199
5.462% due 07/15/41 (~)(Ê)	280	251	MSDWMC Owner Trust
Series 2005-CB12 Class AJ			Series 2000-F1 Class E
4.987% due 09/12/37 (~)(Ê)	304	303	8.928% due 08/15/22 (~)(Ê)(Š)(Þ)	1,225	1,253
Series 2007-LDPX Class AM			NCUA Guaranteed Notes Trust
5.464% due 01/15/49 (~)(Ê)	426	427	Series 2010-R3 Class 3A
Series 2008-C2 Class A4			2.400% due 12/08/20	198	198
6.068% due 02/12/51	428	428	RBSCF Trust
Series 2014-CBM Class A			Series 2009-RR1 Class JPA
2.150% due 10/15/29 (Ê)(Þ)	2,060	2,061	6.068% due 09/17/39 (~)(Ê)(Þ)	167	167
Series 2015-FL7 Class A			Structured Asset Securities Corp.
2.500% due 05/15/28 (Ê)(Þ)	94	94	Mortgage Pass-Through Certificates
Series 2015-SGP Class A			Series 2003-34A Class 6A
2.939% due 07/15/36 (Ê)(Þ)	774	776	3.605% due 11/25/33 (~)(Ê)	144	143
JPMorgan Chase Commercial Mortgage			UBS-Barclays Commercial Mortgage
Trust			Trust
Series 2009-RR1 Class A4B1			Series 2013-C6 Class A2
1.000% due 03/18/51 (Þ)	4	4	2.067% due 04/10/46	720	721
			Wachovia Bank Commercial Mortgage
JPMorgan Mortgage Trust			Trust
Series 2004-A2 Class 1A1			Series 2006-C26 Class AM
3.567% due 05/25/34 (~)(Ê)	72	72	6.200% due 06/15/45 (~)(Ê)	142	142
Series 2005-A4 Class 1A1			Series 2006-C28 Class B
3.492% due 07/25/35 (~)(Ê)	28	28	5.672% due 10/15/48 (~)(Ê)	475	480
Series 2006-A6 Class 1A2			Washington Mutual Mortgage Pass-
3.584% due 10/25/36 (~)(Ê)	14	13	Through Certificates Trust
LB-UBS Commercial Mortgage Trust			Series 2003-AR7 Class A7
Series 2005-C3 Class D			3.130% due 08/25/33 (~)(Ê)	47	47
4.954% due 07/15/40 (~)(Ê)	134	135	Wells Fargo Commercial Mortgage Trust
Series 2005-C7 Class F			Series 2014-LC18 Class A1
5.350% due 11/15/40 (~)(Ê)	510	526	1.437% due 12/15/47	114	113
Mastr Adjustable Rate Mortgages Trust			Series 2015-C27 Class A1
Series 2005-1 Class B1			1.730% due 02/15/48	234	234
Interest Only STRIP			Series 2015-C31 Class A1
3.161% due 03/25/35 (~)(Ê)	141	51	1.679% due 11/15/48	803	800
Mastr Reperforming Loan Trust			Series 2016-C34 Class A1
Series 2005-1 Class 1A3			1.423% due 06/15/49	512	506
7.000% due 08/25/34 (Þ)	328	329	Wells Fargo Mortgage Backed Securities
Series 2005-2 Class 1A4			Trust
8.000% due 05/25/35 (Þ)	242	252	Series 2004-H Class A1
Merrill Lynch Mortgage Investors Trust			3.351% due 06/25/34 (~)(Ê)	393	399
Series 1998-C3 Class IO			Series 2005-AR2 Class 2A1
Interest Only STRIP			3.232% due 03/25/35 (~)(Ê)	84	84
1.032% due 12/15/30 (~)(Ê)	413	—	WFRBS Commercial Mortgage Trust
Series 2005-A10 Class A			Series 2013-UBS1 Class A2
1.234% due 02/25/36 (Ê)	23	22	2.927% due 03/15/46	530	535
Merrill Lynch Mortgage Trust					106,088
Series 2005-CKI1 Class D			United States Government Treasuries - 9.6%
5.515% due 11/12/37 (~)(Ê)	163	163	United States Treasury Inflation Indexed
Morgan Stanley Bank of America Merrill			Bonds
Lynch Trust			0.125% due 04/15/19	2,200	2,206
Series 2015-C26 Class A1			United States Treasury Notes
1.591% due 10/15/48	787	777	1.250% due 08/31/19	22,565	22,426
Morgan Stanley Capital I Trust			1.375% due 09/30/19	3,870	3,854
Series 2006-T21 Class B			1.375% due 09/15/20	15,780	15,629
5.238% due 10/12/52 (~)(Ê)(Þ)	796	796	2.250% due 03/31/21	865	877
Motel 6 Trust			1.875% due 09/30/22	18,280	18,158
			2.000% due 10/31/22	5,525	5,521

See accompanying notes which are an integral part of the financial statements.

598 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
		68,671	1.745% due 02/16/18 (Þ)(~)	2,195	2,186
Total Long-Term Investments			DCP Midstream Operating, LP
(cost $636,588)		634,891	2.500% due 12/01/17	1,680	1,680
			Drive Auto Receivables Trust
Common Stocks - 0.0%			Series 2017-2 Class A1
Health Care - 0.0%			1.350% due 08/15/18	634	634
Millennium Health LLC(Æ)	14,856	7	Energy Future Intermediate Holding Co.
Total Common Stocks			LLC Term Loan
			4.335% due 06/28/18 (Ê)	250	252
(cost $108)		7
			Enterprise Fleet Financing LLC
			Series 2017-2 Class A1
Short-Term Investments - 12.1%			1.500% due 07/20/18 (Þ)	1,573	1,573
Air Lease Corp.			Fannie Mae
2.125% due 01/15/18	805	806	3.860% due 03/01/18	1,138	1,137
American Honda Finance Corp.			5.000% due 03/01/18	337	338
1.600% due 07/13/18	795	795	3.726% due 06/01/18	1,171	1,177
American Tower Trust I			Fannie Mae-Aces
Series 2013-13 Class 1A			Series 2013-M7 Class ASQ2
1.551% due 03/15/18 (Þ)	1,165	1,163	1.233% due 03/26/18	39	39
Anheuser-Busch InBev Worldwide, Inc.			Series 2013-M9 Class ASQ2
1.574% due 01/10/18 (Þ)(~)	2,950	2,942	1.825% due 06/25/18	421	421
Assurant, Inc.			Series 2015-M1 Class ASQ2
2.500% due 03/15/18	1,025	1,029	1.626% due 02/25/18	1,113	1,112
Atlantic Asset Securitization LLC			Federal Home Loan Bank Discount
1.358% due 12/08/17 (ç)(Þ)(~)	750	749	Notes
Autobahn Funding Co. LLC			0.961% due 11/15/17 (~)	700	700
			Federal Home Loan Mortgage Corp.
1.087% due 11/09/17 (ç)(Þ)(~)	750	750	Multifamily Structured Pass-Through
Avaya, Inc. 1st Lien Term Loan			Certificates
8.742% due 01/23/18 (Ê)	219	219	Series 2012-K706 Class X1
Bank of America Corp.			Interest Only STRIP
2.000% due 01/11/18	800	801	1.686% due 10/25/18 (Ê)	10,317	118
Bank of Montreal			Ford Motor Credit Co. LLC
Series YCD			2.551% due 10/05/18	525	528
1.721% due 06/18/18 (Ê)(~)	3,700	3,699	Freddie Mac
Berkshire Hathaway Finance Corp.			6.000% due 03/01/18	—	—
1.450% due 03/07/18	935	935	Freddie Mac Multifamily Structured
British Telecommunications PLC			Pass-Through Certificates
			Series 2011-K702 Class X1
5.950% due 01/15/18	545	550	Interest Only STRIP
Canadian Imperial Bank of Commerce			1.623% due 02/25/18 (Ê)	23,020	29
1.550% due 01/23/18	999	999	Freddie Mac REMICS
Series YCD			Series 2003-2632 Class AB
1.749% due 07/13/18 (Ê)	3,100	3,100	4.500% due 06/15/18	110	111
Cardinal Health, Inc.			Series 2003-2657 Class WT
1.950% due 06/15/18	525	525	4.500% due 08/15/18	27	27
Chevron Corp.			General Electric Capital Corp.
1.718% due 06/24/18	615	615	Series GMTN
Citigroup, Inc.			5.625% due 05/01/18	158	161
1.800% due 02/05/18	200	200	General Mills, Inc.
Danske Corp.			6.590% due 10/15/18	2,825	2,951
Series A			General Motors Financial Co. , Inc.

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 599

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
	or Shares		$		or Shares	$
2.400% due 04/10/18	530		531	1.550% due 05/25/18	1,240	1,240
Harris Corp.				2.118% due 07/30/18 (Ê)	750	753
1.999% due 04/27/18	485		486	Total Short-Term Investments
Hewlett Packard Enterprise Co.				(cost $86,770)		86,711
2.850% due 10/05/18	1,500		1,513
Honda Auto Receivables Owner Trust				Total Investments 100.7%
Series 2016-3 Class A2				(identified cost $723,466)		721,609
1.010% due 10/18/18	590		589
International Lease Finance Corp.
				Other Assets and Liabilities,
3.875% due 04/15/18	800		807	Net - (0.7%)		(4,944)
John Deere Capital Corp.
1.650% due 10/15/18	630		630	Net Assets - 100.0%		716,665
MMAF Equipment Finance LLC
Series 2017-AA Class A1
1.170% due 05/16/18 (Þ)	388		388
NextEra Energy Capital Holdings, Inc.
1.649% due 09/01/18	720		719
Noble Holding International, Ltd.
5.750% due 03/16/18	595		599
PepsiCo, Inc.
5.000% due 06/01/18	350		357
Prestige Auto Receivables Trust
Series 2017-1A Class A1
1.430% due 08/15/18 (Þ)	962		962
Royal Bank of Canada
Series GMTN
1.800% due 07/30/18	910		911
Royal Bank of Scotland Group PLC
4.700% due 07/03/18	1,025		1,039
Santander Drive Auto Receivables Trust
Series 2017-2 Class A1
1.300% due 06/15/18	103		103
Sheffield Receivables Co. LLC
0.013% due 12/21/17 (ç)(Þ)(~)	1,800		1,797
Sky PLC
6.100% due 02/15/18 (Þ)	832		842
Thomson Reuters Corp.
6.500% due 07/15/18	685		708
Toronto-Dominion Bank (The)
Series GMTN
1.750% due 07/23/18	845		846
Total Capital Canada, Ltd.
1.450% due 01/15/18	975		975
Toyota Motor Credit Corp.
Series GMTN
1.819% due 07/13/18 (Ê)	785		787
U. S. Cash Management Fund (@)	33,949,519	(8)	33,953
United States Treasury Bills
1.017% due 11/02/17 (~)	125		125
Westpac Banking Corp.

See accompanying notes which are an integral part of the financial statements.

600 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
0.0%
Fannie Mae REMICS	08/17/07	37,473	99.20	37	37
					37
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 601

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Abacus Innovations Corp. Term Loan B	USD 1 Month LIBOR	2.000
ABG Intermediate Holdings 2 LLC 1st Lien Term Loan	USD 3 Month LIBOR	3.500
ABG Intermediate Holdings 2 LLC 2nd Lien Term Loan	USD 3 Month LIBOR	7.750
Advanced Disposal Services, Inc. Term Loan B3	USD 1 Week LIBOR	2.750
AgroFresh, Inc. Term Loan B	USD 3 Month LIBOR	4.750
AI Mistral Luxembourg Subco Sarl Term Loan B	USD 1 Month LIBOR	3.000
Air Methods Corp. Term Loan B	USD 3 Month LIBOR	3.500
Alphabet Holding Company, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.500
Alvogen Pharmaceutical US, Term Loan	USD 1 Month LIBOR	5.000
American Airlines, Inc. Term Loan B	USD 1 Month LIBOR	2.500
American Airlines, Inc. Term Loan B	USD 1 Month LIBOR	2.000
AP Exhaust Acquisition LLC 1st Lien Term Loan	USD 3 Month LIBOR	5.000
AP Gaming I, LLC Term Loan B	USD 1 Month LIBOR	5.500
AP NMT Acquisition BV 1st Lien Term Loan	USD 3 Month LIBOR	5.750
Apple, Inc.	USD 3 Month LIBOR	0.300
Apple, Inc.	USD 3 Month LIBOR	1.640
Arbor Pharmaceuticals LLC Term Loan B	USD 3 Month LIBOR	5.000
Arctic Glacier Holdings, Inc. Term Loan B	USD 1 Month LIBOR	4.250
ARRIS Group, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Ascena Retail Group, Inc. Term Loan B	USD 1 Month LIBOR	4.500
Ascend Learning LLC Term Loan B	USD 1 Month LIBOR	3.250
AssuredPartners, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.500
Asurion LLC Term Loan B4	USD 1 Month LIBOR	2.750
Asurion LLC Term Loan B5	USD 1 Month LIBOR	3.000
Avaya, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	7.500
Avis Budget Car Rental LLC Term Loan B	USD 3 Month LIBOR	2.000
Avolon LLC 1st Lien Term Loan B2	USD 1 Month LIBOR	2.250
B&G Foods, Inc. Term Loan B	USD 1 Month LIBOR	2.250
Bank of Montreal	USD 3 Month LIBOR	1.200
Bass Pro Group LLC 1st Lien Term Loan B	USD 1 Month LIBOR	5.000
BAT Capital Corp.	USD 3 Month LIBOR	0.590
BCPE Eagle Buyer LLC 1st Lien Term Loan	USD 1 Month LIBOR	4.250
Berry Plastics Group, Inc Term Loan M	USD 1 Month LIBOR	2.250
BJ's Wholesale Club, Inc. 2nd Lien Term Loan	USD 1 Month LIBOR	7.500
Blount International, Inc. Term Loan B	USD 1 Month LIBOR	4.250
Brand Energy & Infrastructure Services Term Loan	USD 3 Month LIBOR	4.250
BWAY Holding Co. Term Loan B	USD 3 Month LIBOR	3.250
Cable One, Inc. Term Loan B	USD 3 Month LIBOR	2.250
Caesars Entertainment Operating Co. Term Loan	USD 1 Month LIBOR	2.500
Caesars Resort Collection LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Canadian Imperial Bank of Commerce	USD 3 Month LIBOR	0.390
Capital Automotive LP 1st Lien Term Loan	USD 1 Month LIBOR	3.000
Capital Automotive LP 2nd Lien Term Loan	USD 1 Month LIBOR	6.000
Carestream Dental Equipment, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.250

See accompanying notes which are an integral part of the financial statements.

602 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
CBS Radio, Inc. Term Loan B	USD 1 Month LIBOR	3.500
CG-CCRE Commercial Mortgage Trust	USD 1 Month LIBOR	1.854
CH Hold Corp. 1st Lien Term Loan B	USD 1 Month LIBOR	3.000
CH Hold Corp. 2nd Lien Term Loan B	USD 1 Month LIBOR	7.250
Change Healthcare Holdings LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.750
Charter Communications Operating LLC 1st Lien Term Loan H	USD 1 Month LIBOR	2.000
Checkout Holding Corp. Covenant-Lite 1st Lien Term Loan	USD 1 Month LIBOR	3.500
Chemours Co. (The) Term Loan B	USD 1 Month LIBOR	2.500
Chevron Corp.	USD 3 Month LIBOR	1.060
Citigroup, Inc.	USD 3 Month LIBOR	2.140
ClubCorp Club Operations, Inc. Term Loan	USD 3 Month LIBOR	3.250
Commercial Barge Line Co. 1st Lien Term Loan	USD 1 Month LIBOR	8.750
Community Health Systems, Inc. Term Loan G	USD 3 Month LIBOR	2.750
Community Health Systems, Inc. Term Loan H	USD 3 Month LIBOR	3.000
Constellation Brands Canada, Inc. Term Loan B1	USD 6 Month LIBOR	2.750
Constellis Holdings LLC 1st Lien Term Loan	USD 3 Month LIBOR	5.000
ConvergeOne Holdings Corp. Term Loan B	USD 3 Month LIBOR	4.750
Coral US Co. Borrower LLC Term Loan B3	USD 1 Month LIBOR	3.500
Cortes NP Acquisition Corp Term Loan B	USD 1 Month LIBOR	4.000
CPI Acquisition, Inc. Term Loan B	USD 3 Month LIBOR	4.500
Creative Artists Agency LLC 1st Lien Term Loan B	USD 1 Month LIBOR	3.500
Credit Agricole SA	USD 3 Month LIBOR	1.940
CSC Holdings, LLC 1st Lien Term Loan	USD 1 Month LIBOR	2.250
Cvent, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	4.000
CWGS Group LLC Term Loan	USD 1 Month LIBOR	3.000
Danske Bank A/S	USD 3 Month LIBOR	1.020
Dell, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	2.000
Delta 2 Lux Sarl Covenant-Lite Term Loan B3	USD 1 Month LIBOR	3.000
Diamond (BC) BV Term Loan	USD 3 Month LIBOR	3.000
Dupage Medical Group, Ltd. 1st Lien Term Loan	USD 3 Month LIBOR	3.000
Dupage Medical Group, Ltd. 2nd Lien Term Loan	USD 3 Month LIBOR	7.000
E. W. Scripps Co. Term Loan B	USD 3 Month LIBOR	2.250
EagleView Technology Corp. 1st Lien Term Loan	USD 3 Month LIBOR	4.250
Earnest Student Loan Program LLC	USD 1 Month LIBOR	1.400
Education Advisory Board 1st Lien Term Loan	USD 1 Month LIBOR	3.750
Eldorado Resorts, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.250
Emerald US, Inc. Term Loan B1	USD 3 Month LIBOR	4.000
Energy Future Intermediate Holding Co. LLC Term Loan	USD 1 Month LIBOR	3.000
EnergySolutions LLC Term Loan	USD 3 Month LIBOR	4.750
Envision Healthcare Corp. Term Loan B	USD 1 Month LIBOR	3.000
Everi Payments, Inc. Term Loan B	USD 1 Month LIBOR	4.500
Exact Merger Sub LLC 1st Lien Term Loan	USD 3 Month LIBOR	4.250
Exact Merger Sub LLC 2nd Lien Term Loan	USD 3 Month LIBOR	8.000
Fannie Mae	USD 12 Month LIBOR	1.605

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 603

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Fannie Mae Aces	USD 1 Month LIBOR	0.490
Fannie Mae REMICS	USD 1 Month LIBOR	0.060
Fannie Mae-Aces	USD 1 Month LIBOR	0.620
First Data Corp. Term Loan	USD 1 Month LIBOR	2.250
Focus Financial Partners LLC 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Fort Dearborn Company 1st Lien Term Loan	USD 6 Month LIBOR	4.000
Freddie Mac Multifamily Structured Pass-Through Certificates	USD 1 Month LIBOR	0.700
Freddie Mac Multifamily Structured Pass-Through Certificates	USD 1 Month LIBOR	0.670
Freddie Mac Multifamily Structured Pass-Through Certificates	USD 1 Month LIBOR	0.420
Freddie Mac Multifamily Structured Pass-Through Certificates	USD 1 Month LIBOR	0.420
Freedom Mortgage Corp. 1st Lien Term Loan	USD 3 Month LIBOR	5.500
Frontier Communications Corp. Term Loan B1	USD 1 Month LIBOR	3.750
FullBeauty Brands Holdings Corp. 1st Lien Term Loan	USD 1 Month LIBOR	4.750
Garda World Security Corp. Term Loan	USD 3 Month LIBOR	4.000
GCI Holdings, Inc. Term Loan B	USD 1 Month LIBOR	2.250
GENEX Services, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	4.250
GFL Environmental, Inc. Term Loan B	USD 3 Month LIBOR	2.750
GHX Ultimate Parent Corp. 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Ginnie Mae	USD 1 Month LIBOR	0.200
	U. S. Treasury Yield Curve Rate T Note Constant
Ginnie Mae II	Maturity 1 Year	2.000
	U. S. Treasury Yield Curve Rate T Note Constant
Ginnie Mae II	Maturity 1 Year	1.500
	U. S. Treasury Yield Curve Rate T Note Constant
Ginnie Mae II	Maturity 1 Year	1.500
	U. S. Treasury Yield Curve Rate T Note Constant
Ginnie Mae II	Maturity 1 Year	1.500
Go Daddy Operating Co. LLC Term Loan B	USD 1 Month LIBOR	2.500
Government National Mortgage Association	USD 12 Month LIBOR	0.250
Gray Television, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Grifols Worldwide Operations USA Inc. Term Loan	USD 1 Week LIBOR	2.250
Gruden Holdings, Inc. First Lien Term Loan	USD 3 Month LIBOR	5.500
GTCR Valor Companies Inc. Term Loan B1	USD 3 Month LIBOR	4.250
H. B. Fuller Co. Term Loan B	USD 3 Month LIBOR	2.250
Harland Clarke Holdings Co. Term Loan	USD 2 Month LIBOR	4.750
HCA, Inc. Term Loan B8	USD 1 Month LIBOR	2.250
Hertz Global Holdings, Inc. Term Loan B	USD 1 Month LIBOR	2.750
Hilton Worldwide Finance LLC Term Loan B2	USD 1 Month LIBOR	2.000
HSBC Holdings PLC	USD 3 Month LIBOR	1.055
HSBC Home Equity Loan Trust	USD 1 Month LIBOR	1.200
International Business Machines Corp.	USD 3 Month LIBOR	0.580
Intrawest Resorts Holdings, Inc. 1st Lien Term Loan B1	USD 1 Month LIBOR	3.250
Jaguar Holding Co. II Term Loan	USD 3 Month LIBOR	2.750
JPMorgan Chase & Co.	USD 3 Month LIBOR	4.440
JPMorgan Chase Commercial Mortgage Securities Trust	USD 1 Month LIBOR	0.900
JPMorgan Chase Commercial Mortgage Securities Trust	USD 1 Month LIBOR	1.700

See accompanying notes which are an integral part of the financial statements.

604 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
JPMorgan Chase Commercial Mortgage Securities Trust	USD 1 Month LIBOR	1.250
Kraton Polymers LLC Term Loan	USD 1 Month LIBOR	3.000
Las Vegas Sands LLC Term Loan B	USD 1 Month LIBOR	2.000
Learfield Communications, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.250
Level 3 Financing, Inc. Term Loan B	USD 1 Month LIBOR	2.250
Lions Gate Enterntainment, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.000
LTS Buyer LLC 1st Lien Term Loan	USD 3 Month LIBOR	2.250
MacDermid, Inc. Term Loan B6	USD 1 Month LIBOR	3.000
MACOM Technology Solutions Term Loan	USD 1 Month LIBOR	2.250
Match Group, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	2.500
MCC Iowa LLC Term Loan H	USD 1 Week LIBOR	2.500
Merrill Lynch Mortgage Investors Trust	USD 1 Month LIBOR	0.210
MGM Growth Properties Operating Partnership, LP Term Loan B	USD 1 Month LIBOR	2.250
MH Sub I LLC 1st Lien Term Loan	USD 3 Month LIBOR	3.750
MH Sub I LLC 2nd Lien Term Loan	USD 3 Month LIBOR	7.500
Minerals Technologies, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	2.250
Motel 6 Trust	USD 1 Month LIBOR	1.400
Navistar, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	4.000
NeuStar, Inc. 1st Lien Term Loan B2	USD 3 Month LIBOR	3.750
New Millennium Holdco, Inc. Term Loan	USD 1 Month LIBOR	6.500
NN, Inc. Incremental Term Loan	USD 1 Month LIBOR	3.750
NPC International, Inc. First Lien Term Loan	USD 1 Month LIBOR	3.500
Numericable Group SA Term Loan B12	USD 2 Month LIBOR	3.000
Open Text Corp. Term Loan B	USD 1 Month LIBOR	2.000
PAREXEL International Corp. 1st Lien Term Loan B	USD 1 Month LIBOR	3.000
Penn National Gaming, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Post Holdings, Inc. Incremental Term Loan	USD 1 Month LIBOR	2.250
Pre-Paid Legal Services, Inc. 2nd Lien Term Loan	USD 1 Month LIBOR	9.000
Prime Security Services Borrower LLC 1st Lien Term Loan	USD 1 Month LIBOR	2.750
Primeline Utility Services LLC 1st Lien Term Loan	USD 3 Month LIBOR	5.500
Quest Software US Holdings, Inc. Term Loan B	USD 3 Month LIBOR	6.000
Quintiles IMS, Inc. 1st Lien Term Loan B2	USD 3 Month LIBOR	2.000
Rackspace Hosting, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.000
Radio One, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	4.000
RBS Global, Inc. Term Loan B	USD 3 Month LIBOR	2.750
Red Ventures LLC 1st Lien Term Loan	USD 3 Month LIBOR	4.000
Red Ventures LLC 2nd Lien Term Loan	USD 3 Month LIBOR	8.000
Reynolds Group Holdings, Inc. Term Loan	USD 1 Month LIBOR	2.750
RHP Hotel Properties, LP Term Loan B	USD 3 Month LIBOR	2.250
Rovi Solutions Corp. Term Loan B	USD 1 Month LIBOR	2.500
Royal Bank of Canada	USD 3 Month LIBOR	1.460
Sandvine Corp. 1st Lien Term Loan B	USD 3 Month LIBOR	5.750
Scientific Games International, Inc. Term Loan B4	USD 6 Month LIBOR	3.250
SeaWorld Parks & Entertainment Term Loan B5	USD 3 Month LIBOR	3.000

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 605

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Sesac Holdco II LLC 1st Lien Term Loan	USD 1 Month LIBOR	3.250
Signode Industrial Group US, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	2.750
SLM Private Education Loan Trust	USD 1 Month LIBOR	3.250
SoFi Professional Loan Program LLC	USD 1 Month LIBOR	0.700
Solarwinds Holdings, Inc. Term Loan	USD 1 Month LIBOR	3.500
Solera LLC Term Loan B	USD 1 Month LIBOR	3.250
South Carolina Student Loan Corp.	USD 1 Month LIBOR	1.500
Spectrum Brands, Inc. Term Loan B	USD 3 Month LIBOR	2.000
Sprint Communications, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Station Casinos LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Steak n Shake Operations, Inc. Term Loan	USD 1 Month LIBOR	3.750
Sterigenics-Nordion Holdings LLC Term Loan B	USD 1 Month LIBOR	3.000
SunGard Availability Services Capital, Inc. Term Loan B	USD 1 Month LIBOR	7.000
Svenska Handelsbanken AB	USD 3 Month LIBOR	0.800
Svenska Handelsbanken AB	USD 3 Month LIBOR	1.150
Talbots, Inc. (The) 1st Lien Term Loan	USD 1 Month LIBOR	4.500
TerraForm AP Acquisition Holdings LLC Term Loan B	USD 3 Month LIBOR	4.250
TKC Holdings, Inc. 1st Lien Term Loan	USD 6 Month LIBOR	4.250
TKC Holdings, Inc. 2nd Lien Term Loan	USD 6 Month LIBOR	8.000
TMS International Corp. Term Loan B	USD 3 Month LIBOR	3.000
Toronto-Dominion Bank	USD 3 Month LIBOR	0.420
Toronto-Dominion Bank (The)	USD 3 Month LIBOR	1.680
Toyota Motor Credit Corp.	USD 3 Month LIBOR	0.460
Toyota Motor Credit Corp.	USD 3 Month LIBOR	0.520
Trans Union LLC 1st Lien Term Loan B3	USD 1 Month LIBOR	2.000
Transdigm Group, Inc. 1st Lien Term Loan F	USD 3 Month LIBOR	3.000
Travelport Finance (Luxembourg) SARL Term Loan	USD 3 Month LIBOR	2.750
Tribune Co. Term Loan C	USD 1 Month LIBOR	3.000
Tribune Media Co. Term Loan	USD 1 Month LIBOR	3.000
TruGreen, LP Term Loan	USD 1 Month LIBOR	4.000
United Airlines, Inc. Term Loan B	USD 3 Month LIBOR	2.250
UPC Financing Partnership Term Loan AR	USD 3 Month LIBOR	2.500
USI, Inc. Term Loan B	USD 6 Month LIBOR	3.000
Valeant Pharmaceuticals International, Inc. Term Loan B F1	USD 1 Month LIBOR	4.750
Varsity Brands, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.500
Verdesian Life Sciences LLC Term Loan	USD 3 Month LIBOR	5.000
Veresen Midstream, Ltd. Term Loan B	USD 1 Month LIBOR	3.500
W3 Co. Term Loan B	USD 3 Month LIBOR	6.000
Wastequip LLC Term Loan	USD 1 Month LIBOR	4.500
Weight Watchers International, Inc. Term Loan B2	USD 3 Month LIBOR	3.250
Wells Fargo Bank NA	USD 3 Month LIBOR	1.950
Westpac Banking Corp.	USD 3 Month LIBOR	0.740
William Morris Endeavor Entertainment LLC 1st Lien Term Loan	USD 6 Month LIBOR	3.250
WMG Acquisition Corp. Term Loan D	USD 1 Month LIBOR	2.500

See accompanying notes which are an integral part of the financial statements.

606 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities				Referenced Rate			Spread %

For a description of variable, adjustable or floating rate securities see note 2 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
Australia 10 Year Bond Futures			227	AUD	29,250	12/17	(28)
Canadian 10 Year Government Bond Futures			69	CAD	9,483	12/17	(20)
United States 2 Year Treasury Note Futures			428	USD	92,174	12/17	(314)
United States 10 Year Treasury Note Futures			151	USD	18,866	12/17	(246)
Short Positions
Euro-Bund Futures			106	EUR	17,252	12/17	(56)
Long Gilt Futures			129	GBP	16,039	12/17	452
United States 5 Year Treasury Note Futures			212	USD	24,844	12/17	225
United States 10 Year Treasury Note Futures			39	USD	4,873	12/17	59
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							72

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
	Amount			Amount			(Depreciation)
Counterparty	Sold			Bought		Settlement Date	$
Bank of Montreal	USD	2,911		NZD	4,063	11/22/17	(131)
Bank of Montreal	USD	2,314		SEK	18,745	11/22/17	(73)
Bank of Montreal	NZD	3,250		USD	2,329	11/22/17	105
Bank of Montreal	SEK	23,431		USD	2,893	11/22/17	91
Citigroup	USD	2,304		EUR	1,953	11/22/17	(26)
Citigroup	USD	6,337		EUR	5,372	11/22/17	(73)
Citigroup	CHF	2,824		USD	2,898	11/22/17	64
Citigroup	CHF	6,212		USD	6,376	11/22/17	142
Royal Bank of Canada	USD	2,897		AUD	3,697	11/22/17	(68)
Royal Bank of Canada	USD	6,380		JPY	714,638	11/22/17	(90)
Royal Bank of Canada	JPY	259,868		USD	2,320	11/22/17	33
State Street	USD	2,308		NOK	18,249	11/22/17	(73)
State Street	DKK	18,177		USD	2,881	11/22/17	32
State Street	JPY	611,585		SEK	44,700	11/29/17	(38)
State Street	NOK	50,184		USD	6,347	11/22/17	201
Westpac	USD	6,406		GBP	4,833	11/22/17	17
Westpac	ILS	22,257		USD	6,337	11/22/17	12
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							125

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 607

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

Credit Default Swap Contracts
Amounts in thousands
Credit Indices
								Premiums	Unrealized
					Fund (Pays)/			Paid/	Appreciation
		Purchase/Sell			Receives		Termination	(Received)		(Depreciation)	Fair Value
Reference Entity	Counterparty	Protection	Notional Amount		Fixed Rate		Date	$		$	$
CDX NA High Yield Index	Goldman Sachs	Sell	USD	5,060	5.000	%(2)	12/20/22	393		49	442
Total Open Credit Indices Contracts (å)								393		49	442

Presentation of Portfolio Holdings
Amounts in thousands
					Fair Value
							Practical
Portfolio Summary		Level 1	Level 2		Level 3	Expedient (a)		Total		% of Net Assets
Long-Term Investments
Asset-Backed Securities		$—	$45,641		$3,966		$—		$49,607		6.9
Corporate Bonds and Notes		—	243,952		—		—		243,952		34.1
International Debt		—	63,793		—		—		63,793		8.9
Loan Agreements		—	102,780		—		—		102,780		14.3
Mortgage-Backed Securities		—	104,835		1,253		—		106,088		14.8
United States Government Treasuries		—	68,671		—		—		68,671		9.6
Common Stocks
Health Care		—	7		—				7		—*
Short-Term Investments		—	52,758		—		33,953		86,711		12.1
Total Investments		—	682,437		5,219		33,953		721,609		100.7
Other Assets and Liabilities, Net											(0.7)
											100.0
Other Financial Instruments
Assets
Futures Contracts		736	—		—		—		736		0.1
Foreign Currency Exchange Contracts		—	697		—		—		697		0.1
Credit Default Swap Contracts		—	442		—		—		442		0.1

Liabilities
Futures Contracts		(664)	—		—		—		(664)		(0.1)
Foreign Currency Exchange Contracts		—	(572)		—		—		(572)		(0.1)
Total Other Financial Instruments**		$72	$567		$—		$—		$639

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

608 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2017

For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2017, were less than 1% of net assets.

Amounts in thousands
Fair Value
Country Exposure	$
Australia	3,448
Canada	24,680
Cayman Islands	599
Colombia	521
Denmark	2,408
France	6,172
Germany	4,487
Ireland	2,108
Luxembourg	4,651
Mexico	2,769
Netherlands	10,669
Sweden	5,726
United Kingdom	12,160
United States	641,211
Total Investments	721,609

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 609

Russell Investment Company
Short Duration Bond Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$697	$—
Variation margin on futures contracts*	—	—	736
Credit default swap contracts, at fair value	442	—	—
Total	$442	$697	$736

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$—	$—	$664
Unrealized depreciation on foreign currency exchange contracts	—	572	—
Total	$—	$572	$664
		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$(1,287)
Credit default swap contracts	198	—	—
Foreign currency exchange contracts	—	(1,249)	—
Total	$198	$(1,249)	$(1,287)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$(542)
Credit default swap contracts	3	—	—
Foreign currency exchange contracts	—	(235)	—
Total	$3	$(235)	$(542)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

610 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$697	$—	$697
Futures Contracts	Variation margin on futures contracts	145	—	145
Credit Default Swap Contracts	Credit default swap contracts, at fair value	442	—	442
Total Financial and Derivative Assets		1,284	—	1,284
Financial and Derivative Assets not subject to a netting agreement		(588)	—	(588)
Total Financial and Derivative Assets subject to a netting agreement		$696	$—	$696

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of Montreal	$196	$196	$—	$—
Citigroup	206	99	—	107
Royal Bank of Canada	33	33	—	—
State Street	232	73	—	159
Westpac	29	—	—	29
Total	$696	$401	$—	$295

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 611

Russell Investment Company
Short Duration Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$56	$—	$56
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	572	—	572
Total Financial and Derivative Liabilities		628	—	628
Financial and Derivative Liabilities not subject to a netting agreement		(56)	—	(56)
Total Financial and Derivative Liabilities subject to a netting agreement		$572	$—	$572

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of Montreal	$205	$196	$	$9
Citigroup	99	99		—
Royal Bank of Canada	158	33		125
State Street	110	73		37
Total	$572	$401	$	$171

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

612 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$723,466
Investments, at fair value(>)	721,609
Cash	642
Cash (restricted)(a)	2,649
Unrealized appreciation on foreign currency exchange contracts	697
Receivables:
Dividends and interest	3,113
Dividends from affiliated funds	31
Investments sold	5,354
Fund shares sold	1,839
Variation margin on futures contracts	145
Credit default swap contracts, at fair value(+)	442
Total assets	736,521

Liabilities
Payables:
Due to broker (b)	187
Investments purchased	16,626
Fund shares redeemed	1,880
Accrued fees to affiliates	328
Other accrued expenses	207
Variation margin on futures contracts	56
Unrealized depreciation on foreign currency exchange contracts	572
Total liabilities	19,856

Net Assets	$716,665

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 613

Russell Investment Company
Short Duration Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$714
Accumulated net realized gain (loss)	(3,632)
Unrealized appreciation (depreciation) on:
Investments	(1,857)
Futures contracts	72
Foreign currency exchange contracts	125
Credit default swap contracts	49
Shares of beneficial interest	374
Additional paid-in capital	720,820
Net Assets	$716,665

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$19.15
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$19.90
Class A — Net assets	$20,303,102
Class A — Shares outstanding ($. 01 par value)	1,060,224
Net asset value per share: Class C(#)	$18.99
Class C — Net assets	$35,838,060
Class C — Shares outstanding ($. 01 par value)	1,887,142
Net asset value per share: Class E(#)	$19.21
Class E — Net assets	$1,871,963
Class E — Shares outstanding ($. 01 par value)	97,457
Net asset value per share: Class M(#)	$19.17
Class M — Net assets	$15,083,700
Class M — Shares outstanding ($. 01 par value)	786,663
Net asset value per share: Class R6(#)	$19.20
Class R6 — Net assets	$106,785
Class R6 — Shares outstanding ($. 01 par value)	5,563
Net asset value per share: Class S(#)	$19.16
Class S — Net assets	$463,696,254
Class S — Shares outstanding ($. 01 par value)	24,195,672
Net asset value per share: Class Y(#)	$19.17
Class Y — Net assets	$179,764,819
Class Y — Shares outstanding ($. 01 par value)	9,376,793
Amounts in thousands
(+) Credit default swap contracts - premiums paid (received)	$393
(>) Investments in affiliates, U. S. Cash Management Fund	$33,953

(a) Cash Collateral for Futures	$2,649
(b) Due to Broker for Swaps	$187
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

614 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends from affiliated funds	$418
Interest	16,937
Total investment income	17,355

Expenses
Advisory fees	3,656
Administrative fees	392
Custodian fees	270
Distribution fees - Class A	50
Distribution fees - Class C	318
Transfer agent fees - Class A	40
Transfer agent fees - Class C	85
Transfer agent fees - Class E	10
Transfer agent fees - Class M	4
Transfer agent fees - Class R6	—**
Transfer agent fees - Class S	1,111
Transfer agent fees - Class Y	8
Professional fees	144
Registration fees	133
Shareholder servicing fees - Class C	106
Shareholder servicing fees - Class E	13
Trustees’ fees	27
Printing fees	49
Miscellaneous	21
Expenses before reductions	6,437
Expense reductions	(1,417)
Net expenses	5,020
Net investment income (loss)	12,335

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,654)
Investments in affiliated funds	(4)
Futures contracts	(1,287)
Foreign currency exchange contracts	(1,249)
Credit default swap contracts	198
Foreign currency-related transactions	41
Net realized gain (loss)	(3,955)
Net change in unrealized appreciation (depreciation) on:
Investments	(23)
Investments in affiliated funds	(5)
Futures contracts	(542)
Foreign currency exchange contracts	(235)
Credit default swap contracts	3
Net change in unrealized appreciation (depreciation)	(802)
Net realized and unrealized gain (loss)	(4,757)
Net Increase (Decrease) in Net Assets from Operations	$7,578

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 615

Russell Investment Company
Short Duration Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,335	$12,795
Net realized gain (loss)	(3,955)	(946)
Net change in unrealized appreciation (depreciation)	(802)	6,693
Net increase (decrease) in net assets from operations	7,578	18,542

Distributions
From net investment income
Class A	(259)	(315)
Class C	(230)	(273)
Class E	(86)	(283)
Class M	(33)	—
Class R6	(2)	(1)
Class S	(8,350)	(8,455)
Class Y	(2,856)	(2,335)
From net realized gain
Class A	—	(15)
Class C	—	(32)
Class E	—	(15)
Class S	—	(339)
Class Y	—	(91)
Net decrease in net assets from distributions	(11,816)	(12,154)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(88,586)	(76,694)
Total Net Increase (Decrease) in Net Assets	(92,824)	(70,306)

Net Assets
Beginning of period	809,489	879,795
End of period	$716,665	$809,489
Undistributed (overdistributed) net investment income included in net assets	$714	$2,581

See accompanying notes which are an integral part of the financial statements.

616 Short Duration Bond Fund

Russell Investment Company
Short Duration Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	586	$11,211	359	$6,831
Proceeds from reinvestment of distributions	13	246	16	305
Payments for shares redeemed	(635)	(12,138)	(584)	(11,194)
Net increase (decrease)	(36)	(681)	(209)	(4,058)
Class C
Proceeds from shares sold	282	5,364	560	10,629
Proceeds from reinvestment of distributions	12	227	16	298
Payments for shares redeemed	(971)	(18,441)	(997)	(18,887)
Net increase (decrease)	(677)	(12,850)	(421)	(7,960)
Class E
Proceeds from shares sold	31	595	460	8,855
Proceeds from reinvestment of distributions	5	82	15	282
Payments for shares redeemed	(756)	(14,474)	(1,049)	(20,186)
Net increase (decrease)	(720)	(13,797)	(574)	(11,049)
Class M(1)
Proceeds from shares sold	814	15,615	—	—
Proceeds from reinvestment of distributions	2	33	—	—
Payments for shares redeemed	(29)	(551)	—	—
Net increase (decrease)	787	15,097	—	—
Class R6(2)
Proceeds from shares sold	— **	— ***	5	103
Proceeds from reinvestment of distributions	— **	2	— **	1
Payments for shares redeemed	(—) **	(—) ***	—	—
Net increase (decrease)	— **	2	5	104
Class S
Proceeds from shares sold	9,063	173,477	11,727	224,721
Proceeds from reinvestment of distributions	432	8,277	455	8,699
Payments for shares redeemed	(15,574)	(298,348)	(13,880)	(265,132)
Net increase (decrease)	(6,079)	(116,594)	(1,698)	(31,712)
Class Y
Proceeds from shares sold	3,509	67,105	519	9,865
Proceeds from reinvestment of distributions	149	2,856	127	2,427
Payments for shares redeemed	(1,551)	(29,724)	(1,798)	(34,311)
Net increase (decrease)	2,107	40,237	(1,152)	(22,019)
Total increase (decrease)	(4,618)	$(88,586)	(4,049)	$(76,694)

** Less than 500 shares.
*** Less than $500.
(1) For the period March 17, 2017 (commencement of operations) to October 31, 2017.
(2) For the period March 1, 2016 (commencement of operations) to October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 617

Russell Investment Company
Short Duration Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	19.26	. 25	(. 12)	. 13	(. 24)	—
October 31, 2016	19.09	. 26	. 16	. 42	(. 24)	(. 01)
October 31, 2015	19.35	. 22	(. 14)	. 08	(. 22)	(. 12)
October 31, 2014	19.35	. 22	(. 01)	. 21	(. 18)	(. 03)
October 31, 2013	19.70	. 19	(. 11)	. 08	(. 23)	(. 20)

Class C
October 31, 2017	19.10	. 10	(. 11)	(. 01)	(. 10)	—
October 31, 2016	18.94	. 12	. 15	. 27	(. 10)	(. 01)
October 31, 2015	19.21	. 08	(. 15)	(. 07)	(. 08)	(. 12)
October 31, 2014	19.23	. 08	(. 02)	. 06	(. 05)	(. 03)
October 31, 2013	19.59	. 05	(. 11)	(. 06)	(. 10)	(. 20)

Class E
October 31, 2017	19.30	. 22	(. 09)	. 13	(. 22)	—
October 31, 2016	19.13	. 27	. 15	. 42	(. 24)	(. 01)
October 31, 2015	19.38	. 22	(. 13)	. 09	(. 22)	(. 12)
October 31, 2014	19.38	. 22	(. 01)	. 21	(. 18)	(. 03)
October 31, 2013	19.73	. 17	(. 08)	. 09	(. 24)	(. 20)

Class M
October 31, 2017(9)	19.11	. 24	(. 03)	. 21	(. 15)	—

Class R6
October 31, 2017	19.30	. 31	(. 11)	. 20	(.30)	—
October 31, 2016(5)	18.97	. 21	. 30	. 51	(. 18)	—

Class S
October 31, 2017	19.27	. 30	(. 12)	. 18	(. 29)	—
October 31, 2016	19.10	. 31	. 16	. 47	(. 29)	(. 01)
October 31, 2015	19.36	. 27	(. 14)	. 13	(. 27)	(. 12)
October 31, 2014	19.36	. 27	(. 01)	. 26	(. 23)	(. 03)
October 31, 2013	19.71	. 24	(. 11)	. 13	(. 28)	(. 20)

Class Y
October 31, 2017	19.28	. 32	(. 13)	. 19	(. 30)	—
October 31, 2016	19.11	. 33	. 15	. 48	(. 30)	(. 01)
October 31, 2015	19.37	. 28	(. 14)	. 14	(. 28)	(. 12)
October 31, 2014	19.36	. 29	(. 01)	. 28	(. 24)	(. 03)
October 31, 2013	19.71	. 26	(. 11)	. 15	(. 30)	(. 20)

See accompanying notes which are an integral part of the financial statements.

618 Short Duration Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)(l)	Net(d)(e)(l)	Net Assets(d)(e)	Turnover Rate(b)

(. 24)	19.15	. 68	20,303	1.03	. 83	1.31	156
(. 25)	19.26	2.21	21,102	1.02	. 81	1.39	113
(. 34)	19.09	. 42	24,914	1.01	. 82	1.15	183
(. 21)	19.35	1.04	29,639	1.01	. 85	1.14	220
(. 43)	19.35	. 42	36,961	1.00	. 87	. 99	180

(. 10)	18.99	(. 06)	35,838	1.78	1.58	. 55	156
(. 11)	19.10	1.44	48,970	1.77	1.56	. 63	113
(. 20)	18.94	(. 34)	56,538	1.76	1.57	. 40	183
(. 08)	19.21	. 28	82,676	1.76	1.60	. 39	220
(. 30)	19.23	(. 32)	120,088	1.75	1.62	. 24	180

(. 22)	19.21	. 69	1,872	1.03	. 83	1.14	156
(. 25)	19.30	2.20	15,786	1.02	. 81	1.39	113
(. 34)	19.13	. 47	26,633	1.01	. 82	1.15	183
(. 21)	19.38	1.08	36,083	1.01	. 85	1.15	220
(. 44)	19.38	. 42	41,281	1.00	. 87	. 93	180

(. 15)	19.17	1.09	15,084	. 79	. 53	2.07	156

(. 30)	19.20	1.04	107	. 63	. 53	1.62	156
(. 18)	19.30	2.70	106	. 61	. 51	1.66	113

(. 29)	19.16	. 93	463,696	. 78	. 58	1.56	156
(. 30)	19.27	2.47	583,387	. 77	. 56	1.63	113
(. 39)	19.10	. 67	610,784	. 76	. 57	1.40	183
(. 26)	19.36	1.30	771,202	. 76	. 60	1.40	220
(. 48)	19.36	. 67	865,268	. 75	. 62	1.23	180

(. 30)	19.17	1.01	179,765	. 58	. 50	1.64	156
(. 31)	19.28	2.54	140,138	. 57	. 48	1.71	113
(. 40)	19.11	. 75	160,926	. 56	. 49	1.46	183
(. 27)	19.37	1.41	263,932	. 56	. 51	1.49	220
(. 50)	19.36	. 78	256,684	. 56	. 51	1.36	180

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund 619

Russell Investment Company
Short Duration Bond Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$223,387
Administration fees	29,192
Distribution fees	27,523
Shareholder servicing fees	8,182
Transfer agent fees	36,347
Trustee fees	3,256
$327,887

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$36,219	$837,253	$839,510	$(4)	$(5)	$33,953	$418	$—
	$36,219	$837,253	$839,510	$(4)	$(5)	$33,953	$418	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$723,669,402
Unrealized Appreciation	$2,256,878
Unrealized Depreciation	(3,947,541)
Net Unrealized Appreciation (Depreciation)	$(1,690,663)
Undistributed Ordinary Income	$589,868
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(3,450,640)
Tax Composition of Distributions
Ordinary Income	$11,815,704

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(2,386)
Accumulated net realized gain (loss)	2,386
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

620 Short Duration Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Tax-Exempt High Yield Bond Fund - Class A‡			Tax-Exempt High Yield Bond Fund - Class M‡‡
	Total			Total
	Return			Return
1 Year	(1.80)%		1 Year	2.23%
Inception*	3.57	%§	Inception*	5.50	%§

Tax-Exempt High Yield Bond Fund - Class C			Tax-Exempt High Yield Bond Fund - Class S
	Total			Total
	Return			Return
1 Year	1.29%		1 Year	2.25%
Inception*	4.48	%§	Inception*	5.51	%§

Tax-Exempt High Yield Bond Fund - Class E			Bloomberg Barclays 60% Muni High Yield Bond/40% Muni
	Total		Bond Index (USD)**
	Return			Total
1 Year	1.89%			Return
Inception*	5.22	%§	1 Year	2.68%
			Inception*	4.08	%§

Tax-Exempt High Yield Bond Fund 621

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Tax-Exempt High Yield Bond Fund (the “Fund”) employs	to three U. S. Federal Reserve interest rate hikes and spreads
a multi-manager approach whereby portions of the Fund are	tightening during a fiscal year where monetary policy remained
allocated to different money manager strategies. Fund assets not	generally accommodative.
allocated to money managers are managed by Russell Investment	The Fund will tend to perform well in markets where revenue
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	and industrial development sectors lead. This is generally an
the allocation of the Fund’s assets among money managers at	environment where the economy is stable and a higher coupon
any time. An exemptive order from the Securities and Exchange	can be clipped or an environment where municipal tax receipts
Commission (“SEC”) permits RIM to engage or terminate a money	are stable or increasing, providing a better ability for issuers to
manager at any time, subject to approval by the Fund’s Board,	service their debt. This may also be generalized as a “risk-on”
without a shareholder vote. Pursuant to the terms of the exemptive	market where investors are generally bullish about the economy.
order, the Fund is required to notify its shareholders within 90	Environments that feature sharp rises in interest rates or mass
days of when a money manager begins providing services. As of	sell offs in fixed income risk assets (e. g. , the 2008 global financial
October 31, 2017, the Fund had two money managers.	crisis) will tend to be unfavorable for Fund. For the fiscal year
What is the Fund’s investment objective?	ended October 31, 2017, strong investor demand and tightening
The Fund seeks to provide a high level of current income that	credit spreads created a favorable environment for Fund
is exempt from federal tax, and as a secondary objective, total	performance.
return.	How did the investment strategies and techniques employed
How did the Fund perform relative to its benchmark for the	by the Fund and its money managers affect its benchmark-
fiscal year ended October 31, 2017?	relative performance?
For the fiscal year ended October 31, 2017, the Fund’s Class	The Fund’s overweight to BBB-rated municipals added value
A, Class C, Class E, Class M and Class S Shares gained 2.00%,	especially during the first half of the 2017 when lower quality
1.29%, 1.89%, 2.23% and 2.25%, respectively. This is compared	credit outperformed higher quality credit as spreads tightened.
to the Fund’s benchmark, the 60% Bloomberg Barclays U. S.	The Fund’s yield curve positioning, particularly to longer-term
Municipal High Yield Index / 40% Bloomberg Barclays Municipal	maturities (20+ years), detracted given the back up in municipal
Bond Index, which gained 2.68% during the same period. The	yields in late 2016 after Trump’s surprise U. S. Presidential win.
Fund’s performance includes operating expenses, whereas index	The Fund employs discretionary money managers. The Fund’s
returns are unmanaged and do not include expenses of any kind.	discretionary money managers select the individual portfolio
For Share Classes with inception dates after November 1, 2016,	securities for the assets assigned to them. Fund assets not
annual returns reflect the returns of other Share Classes of the	allocated to discretionary money managers include the Fund’s
Fund for the period prior to inception. Please refer to the footnotes	cash balances and assets which may be managed directly by
at the end of the Portfolio Management Discussion and Analysis,	RIM to effect the Fund’s investment strategies and/or to actively
as applicable.	manage the Fund’s overall exposures by investing in securities or
For the fiscal year ended October 31, 2017, the Morningstar®	other instruments that RIM believes will achieve the desired risk/
High Yield Muni Category, a group of funds that Morningstar	return profile for the Fund.
considers to have investment strategies similar to those of the	Goldman Sachs Asset Management, L. P. was the top performing
Fund, gained 1.98%. This result serves as a peer comparison and	manager for the period and significantly outperformed the Fund’s
is expressed net of operating expenses.	benchmark. Sector selection proved beneficial, specifically
the exposure within tobacco zero coupon bonds, which had a
How did the market conditions described in the Market	very strong rally on the back of improved technicals. Security
Summary report affect the Fund’s performance?	selection was also beneficial as positions in Illinois and Chicago,
For the fiscal year ended October 31, 2017, high yield municipal	which passed beneficial budgets to municipal bonds, drove
bonds significantly outperformed investment grade municipal	outperformance. Goldman’s tactical tilts to duration throughout
bonds. Specifically, high yield municipal general obligation bonds	the year were a positive.
and leasing sectors performed well. Puerto Rico and special taxes
bonds were the worst performing state and sector respectively.	MacKay Shields LLC was the worst performing manager for the
The U. S. municipal yield curve experienced a bear flattener, with	period and underperformed the Fund’s benchmark. During the
shorter term yields rising over 75 basis points and longer-term	year, lower quality BB and below bonds outperformed higher
yields rising 25 basis points. This was driven in large part due	quality BBB and above bonds, which detracted from performance as MacKay had an overweight to BBB bonds. However, sector

622 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

selection of tobacco bonds and insured Puerto Rico debt were top		The views expressed in this report reflect those of the
performers.		portfolio managers only through the end of the period
During the period, the Fund did not use derivatives.		covered by the report. These views do not necessarily
represent the views of RIM, or any other person in RIM or
Describe any changes to the Fund’s structure or the money		any other affiliated organization. These views are subject to
manager line-up.		change at any time based upon market conditions or other
There were no changes to the Fund’s structure or money manager		events, and RIM disclaims any responsibility to update the
line-up during the fiscal year.		views contained herein. These views should not be relied on
as investment advice and, because investment decisions for
Money Managers as of October 31,		a Russell Investment Company (“RIC”) Fund are based on
2017	Styles	numerous factors, should not be relied on as an indication
Goldman Sachs Asset Management, L. P	Sector Specialist	of investment decisions of any RIC Fund.
MacKay Shields LLC	Sector Specialist

* Assumes initial investment on June 1, 2015.

** The Bloomberg Barclays 60% Muni High Yield Bond/40% Muni Bond Index (USD) is a custom blend of 60% Bloomberg Barclays Municipal High Yield Bond
Index / 40% Bloomberg Barclays Municipal Bond Index, created and maintained by Bloomberg Barclays.

‡ The performance has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.

‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Tax-Exempt High Yield Bond Fund 623

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars) of	Class A	Performance	expenses)
Beginning Account Value
investing in the fund and to compare these costs with the ongoing	May 1, 2017	$1,000.00	$1,000.00
costs of investing in other mutual funds. The Example is based on	Ending Account Value
an investment of $1,000 invested at the beginning of the period	October 31, 2017	$1,030.20	$1,020.72
and held for the entire period indicated, which for this Fund is	Expenses Paid During Period*	$4.55	$4.53

from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 0.89%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,026.40	$1,016.94
	Expenses Paid During Period*	$8.38	$8.34
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.64%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,029.00	$1,020.72
of other funds.	Expenses Paid During Period*	$4.55	$4.53

* Expenses are equal to the Fund's annualized expense ratio of 0.89%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

624 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,032.00	$1,022.48
Expenses Paid During Period*	$2.77	$2.75

* Expenses are equal to the Fund's annualized expense ratio of 0.54%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,031.40	$1,021.98
Expenses Paid During Period*	$3.28	$3.26

* Expenses are equal to the Fund's annualized expense ratio of 0.64%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Tax-Exempt High Yield Bond Fund 625

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Municipal Bonds - 99.3%
Alabama - 1.6%
Alabama Industrial Development Authority Revenue Bonds	500	6.450	12/01/23	501
County of Jefferson Alabama General Obligation Limited(µ)	425	5.000	04/01/23	426
County of Jefferson Alabama General Obligation Unlimited(µ)	1,590	5.000	04/01/20	1,593
County of Jefferson Alabama Sewer Revenue Bonds	1,220	7.000	10/01/51	1,499
County of Jefferson Alabama Sewer Revenue Bonds	2,915	6.500	10/01/53	3,479
Montgomery Educational Building Authority Revenue Bonds	820	5.000	10/01/36	861
West Jefferson Industrial Development Board Revenue Bonds(Ê)	300	0.820	12/01/38	300
				8,659
Alaska - 0.8%
City of Valdez Alaska Revenue Bonds(Ê)	500	0.900	05/01/31	500
Northern Tobacco Securitization Corp. Revenue Bonds	3,940	5.000	06/01/46	3,760
Northern Tobacco Securitization Corp. Revenue Bonds	600	8.642	06/01/46	56
				4,316
Arizona - 1.2%
Arizona Health Facilities Authority Revenue Bonds(Ê)	2,030	1.220	01/01/37	1,779
Arizona Industrial Development Authority Revenue Bonds	1,500	6.000	07/01/37	1,621
Industrial Development Authority of the City of Phoenix (The) Revenue Bonds	800	5.000	07/01/35	849
Industrial Development Authority of the County of Pima (The) Revenue Bonds	250	4.500	06/01/30	273
Industrial Development Authority of the County of Pima (The) Revenue Bonds	800	5.125	12/01/40	835
Maricopa County Industrial Development Authority Revnue Bonds	685	4.000	01/01/41	710
				6,067
California - 12.3%
Alameda Corridor Transportation Authority Revenue Bonds	150	5.000	10/01/37	170
Alhambra Unified School District General Obligation Unlimited(µ)	1,150	4.220	08/01/37	571
Anaheim Community Facilities District Special Tax	125	4.000	09/01/46	127
Atascadero Unified School District General Obligation Unlimited(µ)	1,680	4.000	08/01/42	1,759
California County Tobacco Securitization Agency Revenue Bonds	470	5.250	06/01/45	471
California County Tobacco Securitization Agency Revenue Bonds	300	5.700	06/01/46	301
California County Tobacco Securitization Agency Revenue Bonds	4,500	7.296	06/01/55	318
California Health Facilities Financing Authority Revenue Bonds	1,000	5.000	02/01/42	1,144
California Health Facilities Financing Authority Revenue Bonds	1,500	5.000	08/15/47	1,681
California Municipal Finance Authority Revenue Bonds	1,500	5.000	11/01/36	1,623
California Municipal Finance Authority Revenue Bonds	1,000	4.250	02/01/40	1,040
California Municipal Finance Authority Revenue Bonds	1,000	5.375	11/01/40	1,101
California Municipal Finance Authority Revenue Bonds	125	5.000	02/01/47	140
California Municipal Finance Authority Revenue Bonds	3,700	5.000	06/01/50	4,017
California Pollution Control Financing Authority Revenue Bonds	1,000	3.375	07/01/25	1,060
California Pollution Control Financing Authority Revenue Bonds	1,720	5.000	11/21/45	1,854
California School Finance Authority Revenue Bonds	1,000	5.000	07/01/37	1,117
California School Finance Authority Revenue Bonds	500	5.000	08/01/45	539
California Statewide Communities Development Authority Revenue Bonds	460	5.000	05/15/32	515
California Statewide Communities Development Authority Revenue Bonds(Å)	200	5.000	11/01/32	222
California Statewide Communities Development Authority Revenue Bonds	150	5.000	05/15/42	172
California Statewide Communities Development Authority Revenue Bonds	1,000	5.000	10/01/43	1,072
California Statewide Communities Development Authority Revenue Bonds	1,500	5.000	12/01/46	1,610
California Statewide Communities Development Authority Revenue Bonds	50	5.000	04/01/47	56
California Statewide Communities Development Authority Revenue Bonds	150	5.000	05/15/47	172
California Statewide Communities Development Authority Revenue Bonds	125	5.000	05/15/50	143

See accompanying notes which are an integral part of the financial statements.

626 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
California Statewide Communities Development Authority Revenue Bonds	665	5.500	12/01/54	731
California Statewide Communities Development Authority Revenue Bonds(Å)	750	5.250	12/01/56	815
California Statewide Communities Development Authority Special Tax	500	4.000	09/01/19	522
California Statewide Communities Development Authority Special Tax	1,085	4.000	09/01/20	1,152
California Statewide Communities Development Authority Special Tax	500	4.250	09/01/22	546
California Statewide Financing Authority Revenue Bonds	20,000	8.602	06/01/55	898
City of Atwater Wastewater Revenue Bonds(µ)	240	5.000	05/01/43	275
City of Long Beach California Marina System Revenue Bonds	225	5.000	05/15/40	249
City of Long Beach California Marina System Revenue Bonds	1,185	5.000	05/15/45	1,303
City of Roseville Special Tax	100	5.000	09/01/33	113
Dublin Community Facilities District Improvement Area No. 1 Special Tax Bonds	340	5.000	09/01/47	364
Foothill-Eastern Transportation Corridor Agency Revenue Bonds	100	6.000	01/15/49	118
Foothill-Eastern Transportation Corridor Agency Revenue Bonds	2,250	3.950	01/15/53	2,243
Fremont Community Facilities District No. 1 Special Tax	1,255	5.000	09/01/26	1,450
Golden State Tobacco Securitization Corp. General Obligation Unlimited	150	5.000	06/01/40	172
Golden State Tobacco Securitization Corp. Revenue Bonds	1,995	5.300	06/01/37	2,011
Golden State Tobacco Securitization Corp. Revenue Bonds	3,395	5.000	06/01/45	3,868
Golden State Tobacco Securitization Corp. Revenue Bonds	700	5.125	06/01/47	688
Golden State Tobacco Securitization Corp. Revenue Bonds	550	5.750	06/01/47	550
Golden State Tobacco Securitization Corp. Revenue Bonds	200	8.205	06/01/47	26
Golden State Tobacco Securitization Corp. Revenue Bonds	10,000	10.494	06/01/47	1,172
Irvine Unified School District Special Tax Bonds	70	5.000	09/01/47	78
Irvine Unified School District Special Tax Bonds	75	5.000	03/01/57	84
Jurupa Public Financing Authority Special Tax	1,000	5.000	09/01/43	1,094
Metropolitan Water District of Southern California Revenue Bonds(Ê)	600	0.500	07/01/47	600
M-S-R Energy Authority Revenue Bonds	1,500	6.500	11/01/39	2,123
Natomas Unified School District General Obligation Unlimited(µ)	425	4.000	08/01/42	444
Northern California Gas Authority No. 1(Ê)	1,500	1.489	07/01/27	1,461
Palomar Health Certificate Of Participation	450	6.750	11/01/39	500
Palomar Health Certificate Of Participation	500	6.000	11/01/41	537
Poway Unified School District General Obligation Unlimited	1,300	4.383	08/01/40	558
Rancho Cordova Community Facilities District Special Tax	125	3.000	09/01/34	113
Regents of the University of California Medical Center Pooled Revenue Bonds(µ)(Ê)	1,000	0.924	05/15/43	852
River Islands Public Financing Authority Special Tax	150	5.375	09/01/31	162
River Islands Public Financing Authority Special Tax	100	5.250	09/01/34	106
River Islands Public Financing Authority Special Tax	940	5.500	09/01/45	1,005
Riverside County Public Financing Authority Tax Allocation(µ)	150	4.000	10/01/40	158
Riverside County Redevelopment Successor Agency Tax Allocation(µ)	300	4.000	10/01/39	316
Riverside County Redevelopment Successor Agency Tax Allocation(µ)	125	4.000	10/01/40	131
Sacramento County Sanitation Districts Financing Authority Revenue Bonds(µ)(Ê)	1,515	0.719	12/01/35	1,368
San Francisco City & County Redevelopment Agency Tax Allocation	1,190	5.000	08/01/35	1,369
San Jacinto Community Facilities District Special Tax	280	5.000	09/01/33	320
San Jacinto Community Facilities District Special Tax	335	5.000	09/01/34	380
San Joaquin Hills Transportation Corridor Agency Revenue Bonds	1,000	5.000	01/15/29	1,148
San Joaquin Hills Transportation Corridor Agency Revenue Bonds	380	5.250	01/15/49	415
San Joaquin Hills Transportation Corridor Agency Revenue Bonds	2,875	5.000	01/15/50	3,156
Silicon Valley Tobacco Securitization Authority Revenue Bonds	3,500	8.018	06/01/56	178
State of California General Obligation Unlimited	500	4.000	12/01/32	529
State of California General Obligation Unlimited(Ê)	600	0.580	05/01/34	600

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt High Yield Bond Fund 627

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
State of California General Obligation Unlimited	2,000	5.000	08/01/46	2,319
Tobacco Securitization Authority of Northern California Revenue Bonds	800	5.500	06/01/45	800
				65,165
Colorado - 2.7%
BNC Metropolitan District No. 1 General Obligation Unlimited	545	7.375	12/15/47	544
Canyons Metropolitan District General Obligation Limited	500	6.125	12/01/47	506
City & County of Denver Certificate of Participation(Ê)	650	0.700	12/01/29	650
City & County of Denver Certificates of Participation(Ê)	600	0.900	12/01/31	600
City & County of Denver Colorado Certificate Of Participation(Ê)	735	0.770	12/01/29	735
City and County of Denver Special Facilities Airport Revenue Bonds	250	5.000	10/01/32	271
Clear Creek Station Metropolitan District No. 2 General Obligation Unlimited	500	5.000	12/01/47	508
Colorado Health Facilities Authority Revenue Bonds	190	5.000	06/01/47	209
Colorado High Performance Transportation Enterprise Revenue Bonds	35	5.000	12/31/47	38
Colorado High Performance Transportation Enterprise Revenue Bonds	35	5.000	12/31/51	38
Colorado High Performance Transportation Enterprise Revenue Bonds	75	5.000	12/31/56	81
Cornerstar Metropolitan District General Obligation Unlimited	500	5.250	12/01/47	519
Denver Health & Hospital Authority Revenue Bonds(Å)	100	5.000	12/01/26	116
Denver Health & Hospital Authority Revenue Bonds(Å)	220	5.000	12/01/27	255
Denver Health & Hospital Authority Revenue Bonds(Å)	230	5.000	12/01/28	264
Denver Health & Hospital Authority Revenue Bonds(Ê)	1,000	1.289	12/01/33	892
Denver Health & Hospital Authority Revenue Bonds(Å)	300	5.000	12/01/34	330
Denver Health & Hospital Authority Revenue Bonds(Å)	200	4.000	12/01/35	196
Denver Health & Hospital Authority Revenue Bonds(Å)	200	4.000	12/01/36	194
Denver Health & Hospital Authority Revenue Bonds	1,500	5.250	12/01/45	1,602
Dominion Water & Sanitation District Revenue Bonds	500	5.250	12/01/27	524
Dominion Water & Sanitation District Revenue Bonds	575	5.750	12/01/36	601
Eaton Area Park & Recreation District General Obligation Limited	725	5.250	12/01/34	769
Eaton Area Park & Recreation District General Obligation Limited	525	5.500	12/01/38	562
Foothills Metropolitan District Special Assessment	500	6.000	12/01/38	513
High Plains Metropolitan District General Obligation Unlimited(µ)	25	5.000	12/01/35	29
High Plains Metropolitan District General Obligation Unlimited(µ)	100	4.000	12/01/47	103
North Range Metropolitan District General Obligation	500	5.750	12/01/47	504
Palisade Metropolitan District No. 2 General Obligation Limited	500	5.000	12/01/46	505
Park 70 Metropolitan District General Obligation Unlimited	1,000	5.000	12/01/36	1,062
Prairie Center Metropolitan District No. 3 Revenue Bonds	500	5.000	12/15/41	504
Sterling Hills West Metropolitan District General Obligation Unlimited	100	5.000	12/01/39	110
				14,334
Connecticut - 0.4%
City of Hartford General Obligation Unlimited	145	4.000	04/01/22	141
City of Hartford General Obligation Unlimited	340	5.000	04/01/26	329
City of Hartford General Obligation Unlimited	145	5.000	04/01/29	137
City of Hartford General Obligation Unlimited	1,000	5.000	04/01/31	917
Mohegan Tribal Finance Authority Revenue Bonds(Å)	610	7.000	02/01/45	646
				2,170
District of Columbia – 1.0%
District of Columbia General Obligation Unlimited	215	4.000	06/01/37	232
District of Columbia Revenue Bonds	145	6.250	10/01/23	159
District of Columbia Revenue Bonds	750	5.000	07/01/37	795
District of Columbia Revenue Bonds	1,000	6.500	10/01/41	1,076
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds	4,000	7.666	06/15/46	579

See accompanying notes which are an integral part of the financial statements.

628 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Bonds	2,475	5.000	10/01/53	2,629
				5,470
Florida - 7.7%
Anthem Park Community Development District Special Assessment	135	4.750	05/01/36	126
Avalon Groves Community Development District Special Assessment	150	6.000	05/01/48	150
Avelar Creek Community Development District Special Assessment	100	4.000	05/01/36	103
Bannon Lakes Community Development District Special Assessment	100	5.000	11/01/48	100
Bartram Park Community Development District Special Assessment	755	4.500	05/01/25	789
Bartram Park Community Development District Special Assessment	495	4.250	05/01/29	525
Bartram Park Community Development District Special Assessment	495	4.500	05/01/35	515
Bay Laurel Center Community Development District Special Assessment	100	4.000	05/01/37	99
Baywinds Community Development District Special Assessment	175	4.250	05/01/37	180
Bonterra Community Development District Special Assessment	1,570	4.125	05/01/47	1,510
Bonterra Community Development District Special Assessment	660	5.000	05/01/47	658
Caribe Palm Community Development District Special Assessment Bonds	77	3.500	05/01/19	79
Caribe Palm Community Development District Special Assessment Bonds	81	3.500	05/01/20	84
Caribe Palm Community Development District Special Assessment Bonds	85	3.500	05/01/21	89
Caribe Palm Community Development District Special Assessment Bonds	83	3.500	05/01/22	87
Caribe Palm Community Development District Special Assessment Bonds	87	3.500	05/01/23	91
Caribe Palm Community Development District Special Assessment Bonds	40	4.000	05/01/24	43
Caribe Palm Community Development District Special Assessment Bonds	94	4.000	05/01/25	100
Caribe Palm Community Development District Special Assessment Bonds	97	4.000	05/01/26	102
Caribe Palm Community Development District Special Assessment Bonds	558	4.250	05/01/31	587
Caribe Palm Community Development District Special Assessment Bonds	545	4.500	05/01/35	579
Charlotte County Industrial Development Authority Revenue Bonds(Å)	250	5.500	10/01/36	244
City of Atlantic Beach Florida Revenue Bonds	1,000	5.000	11/15/37	1,065
City of Cape Coral Florida Water & Sewer Revenue Bonds	1,000	4.000	10/01/36	1,047
City of Jacksonville Pollution Control Revenue Bonds(Ê)	200	0.870	05/01/29	200
City of Tampa Florida Revenue Bonds	960	5.000	04/01/45	1,069
Concord Station Community Development District Special Assessment	275	3.625	05/01/35	266
Concord Station Community Development District Special Assessment	285	3.750	05/01/46	269
Concord Station Community Development District Special Assessment	100	4.750	05/01/46	97
Coronado Community Development District Special Assessment	25	4.000	05/01/31	26
Coronado Community Development District Special Assessment	44	4.250	05/01/38	45
County of Osceola Florida Revenue Bonds	3,700	6.000	10/01/24	2,926
Durbin Crossing Community Development District Special Assessment(µ)	75	3.750	05/01/34	76
Durbin Crossing Community Development District Special Assessment(µ)	125	4.000	05/01/37	128
Enclave at Black Point Marina Community Development District Special Assessment
Bonds	115	3.000	05/01/19	117
Enclave at Black Point Marina Community Development District Special Assessment
Bonds	120	3.000	05/01/20	122
Enclave at Black Point Marina Community Development District Special Assessment
Bonds	120	3.000	05/01/21	122
Enclave at Black Point Marina Community Development District Special Assessment
Bonds	125	3.000	05/01/22	127
Enclave at Black Point Marina Community Development District Special Assessment
Bonds	130	3.000	05/01/23	131
Enclave at Black Point Marina Community Development District Special Assessment
Bonds	130	3.000	05/01/24	130
Enclave at Black Point Marina Community Development District Special Assessment
Bonds	135	3.250	05/01/25	135
Enclave at Black Point Marina Community Development District Special Assessment
Bonds	140	3.500	05/01/26	142

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt High Yield Bond Fund 629

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Enclave at Black Point Marina Community Development District Special Assessment
Bonds	790	3.750	05/01/31	790
Enclave at Black Point Marina Community Development District Special Assessment
Bonds	1,170	4.000	05/01/37	1,173
Escambia County Health Facilities Authority Revenue Bonds	1,000	6.000	08/15/36	1,096
Florida Development Finance Corp. Revenue Bonds(Å)(ae)(Ê)	150	5.000	08/01/22	154
Fontainbleau Lakes Community Development District Special Assessment	45	4.000	05/01/31	46
Grand Bay at Doral Community Development District Special Assessment	75	4.750	05/01/36	76
Grand Bay at Doral Community Development District Special Assessment	75	5.000	05/01/46	76
Greater Orlando Aviation Authority Revenue Bonds	750	5.000	11/15/36	776
Hacienda Lakes Community Development District Special Assessment	100	4.625	05/01/46	97
Hawks Point Community Development District Special Assessment Bonds(Å)	185	4.250	05/01/35	192
Heights Community Development District County of Hillsborough Special Assessment	150	5.000	01/01/38	155
Heights Community Development District County of Hillsborough Special Assessment	300	5.000	01/01/50	302
Heritage Isle at Viera Community Development District Special Assessment Bonds(µ)	50	3.400	05/01/37	48
Highlands Community Development District Special Assessment	200	4.250	05/01/36	206
Highlands Meadows II Community Development District Special Assessment	640	5.375	11/01/37	667
Highlands Meadows II Community Development District Special Assessment	140	5.500	11/01/47	146
Isles of Bartram Park Community Development District Special Assessment	155	4.625	11/01/37	155
Lakewood Ranch Stewardship District Special Assessment	100	4.000	05/01/21	101
Lakewood Ranch Stewardship District Special Assessment	100	4.250	05/01/26	102
Lakewood Ranch Stewardship District Special Assessment	1,000	4.875	05/01/35	1,020
Lakewood Ranch Stewardship District Special Assessment	100	5.000	05/01/36	104
Lakewood Ranch Stewardship District Special Assessment(Å)	100	5.000	05/01/37	104
Lakewood Ranch Stewardship District Special Assessment	150	5.250	05/01/37	159
Lakewood Ranch Stewardship District Special Assessment	425	5.125	05/01/46	441
Lakewood Ranch Stewardship District Special Assessment(Å)	100	5.125	05/01/47	104
Lakewood Ranch Stewardship District Special Assessment	175	5.375	05/01/47	186
Mediterranea Community Development District Special Assessment	100	5.000	05/01/48	99
Miami Beach Health Facilities Authority Revenue Bonds	2,250	5.000	11/15/39	2,433
Miami Health Facilities Authority Revenue Bonds	1,750	5.125	07/01/38	1,876
Miami World Center Community Development District Special Assessment	400	5.125	11/01/39	419
Miami World Center Community Development District Special Assessment	1,150	5.250	11/01/49	1,218
Mid-Bay Bridge Authority Revenue Bonds	1,000	5.000	10/01/40	1,096
Moody River Estates Community Development District Special Assessment	500	4.000	05/01/31	514
Orchid Grove Community Development District Special Assessment	790	3.625	05/01/21	790
Orchid Grove Community Development District Special Assessment	1,245	5.000	05/01/36	1,269
Palm Glades Community Development District Special Assessment	350	3.750	05/01/31	350
Palm Glades Community Development District Special Assessment	120	5.000	05/01/39	122
Reunion East Community Development District Special Assessment	750	5.000	05/01/25	797
Reunion East Community Development District Special Assessment	755	5.000	05/01/33	790
Reunion East Community Development District Special Assessment	190	6.600	05/01/33	194
South Kendall Community Development District Special Assessment	100	4.125	11/01/40	100
South-Dade Venture Community Development District Special Assessment	1,000	5.125	05/01/33	1,081
Talis Park Community Development District Special Assessment	140	4.000	05/01/33	137
Tapestry Community Development District Special Assessment	100	5.000	05/01/46	101
Tisons Landing Community Development District Special Assessment	230	3.375	05/01/32	221
Triple Creek Community Development District Special Assessment	60	5.250	11/01/27	61
Triple Creek Community Development District Special Assessment	80	6.125	11/01/46	81
TSR Community Development District Special Assessment	200	4.750	11/01/47	196

See accompanying notes which are an integral part of the financial statements.

630 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Two Creeks Community Development District Special Assessment	325	4.200	05/01/26	318
Two Creeks Community Development District Special Assessment	100	3.500	05/01/32	98
Two Creeks Community Development District Special Assessment	100	3.625	05/01/37	97
Two Lakes Community Development District Special Assessment Bonds(Å)	290	4.000	12/15/28	290
Two Lakes Community Development District Special Assessment Bonds(Å)	200	5.000	12/15/47	206
Union Park East Community Development District Special Assessment Bonds(Å)	100	5.500	11/01/47	103
Venetian Community Development District Special Assessment	420	5.000	05/01/23	436
Verandah East Community Development District Special Assessment	200	4.000	05/01/31	195
Verano 1 Community Development District Special Assessment	250	4.750	11/01/25	253
Verano 1 Community Development District Special Assessment(Å)	100	4.000	05/01/31	103
Verano 1 Community Development District Special Assessment	250	5.125	11/01/35	259
Verano 1 Community Development District Special Assessment(Å)	100	4.000	05/01/37	100
Verano 1 Community Development District Special Assessment	250	5.250	11/01/46	259
Vizcaya in Kendall Community Development District Special Assessment	100	4.125	11/01/46	99
Volusia County Educational Facility Authority Revenue Bonds	240	5.000	06/01/45	276
Waterford Landing Community Development District Special Assessment	145	5.500	05/01/34	150
Waterford Landing Community Development District Special Assessment	150	5.750	05/01/44	157
Winding Cypress Community Development District Special Assessment	100	5.000	11/01/45	101
				41,001
Georgia - 1.3%
Cobb County Development Authority Revenue Bonds	1,500	5.000	07/15/38	1,608
Gainesville & Hall County Development Authority Educational Facilities Revenue
Bonds	100	5.000	03/01/47	105
Gainesville & Hall County Development Authority Educational Facilities Revenue
Bonds	100	5.125	03/01/52	105
Marietta Development Authority Revenue Bonds	1,000	5.000	11/01/47	1,051
Milledgeville & Baldwin County Development Authority Revenue Bonds(µ)(Ê)	915	0.784	10/01/24	908
Milledgeville & Baldwin County Development Authority Revenue Bonds(µ)(Ê)	1,225	0.834	10/01/33	1,080
Monroe County Development Authority Revenue Bonds(Ê)	1,000	1.150	11/01/48	1,000
Private Colleges & Universities Authority Revenue Bonds	1,000	5.000	10/01/40	1,068
				6,925
Guam - 1.7%
Guam Government Waterworks Authority Revenue Bonds	1,000	5.500	07/01/43	1,104
Guam Government Waterworks Authority Revenue Bonds	1,880	5.000	01/01/46	2,010
Territory of Guam Revenue Bonds	900	5.000	11/15/19	951
Territory of Guam Revenue Bonds	615	5.000	11/15/30	670
Territory of Guam Revenue Bonds	500	5.000	12/01/31	568
Territory of Guam Revenue Bonds	1,500	5.000	11/15/35	1,601
Territory of Guam Revenue Bonds	1,890	5.125	01/01/42	1,978
Territory of Guam Revenue Bonds	100	5.000	12/01/46	110
				8,992
Hawaii - 0.4%
State of Hawaii Department of Budget & Finance Revenue Bonds	2,210	5.000	01/01/30	2,250

Idaho - 0.2%
County of Nez Perce Pollution Control Revenue Bonds	825	2.750	10/01/24	818

Illinois - 12.2%
Chicago Board of Education Capital Improvement Tax Bonds	500	5.750	04/01/35	578
Chicago Board of Education General Obligation Unlimited	100	5.000	12/01/17	100
Chicago Board of Education General Obligation Unlimited	145	4.250	12/01/18	148
Chicago Board of Education General Obligation Unlimited(Ê)	795	7.500	03/01/26	803

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt High Yield Bond Fund 631

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Chicago Board of Education General Obligation Unlimited(µ)	1,000	5.000	12/01/27	1,034
Chicago Board of Education General Obligation Unlimited	795	5.000	12/01/28	792
Chicago Board of Education General Obligation Unlimited	100	5.000	12/01/29	99
Chicago Board of Education General Obligation Unlimited(µ)	305	5.078	12/01/29	184
Chicago Board of Education General Obligation Unlimited	150	5.125	12/01/32	149
Chicago Board of Education General Obligation Unlimited	100	5.250	12/01/35	99
Chicago Board of Education General Obligation Unlimited	75	5.250	12/01/39	74
Chicago Board of Education General Obligation Unlimited	410	5.500	12/01/39	413
Chicago Board of Education General Obligation Unlimited	2,000	7.000	12/01/42	2,379
Chicago Board of Education General Obligation Unlimited	1,400	7.000	12/01/44	1,620
Chicago Board of Education General Obligation Unlimited	1,460	6.500	12/01/46	1,657
Chicago Board of Education General Obligation Unlimited(Å)	1,500	7.000	12/01/46	1,777
Chicago Board of Education Special Tax	3,245	6.000	04/01/46	3,802
Chicago General Obligation Unlimited	1,000	5.000	01/01/35	1,051
Chicago O'Hare International Airport Revenue Bonds	1,000	5.000	01/01/46	1,105
Chicago Sales Tax Revenue Bonds	1,540	5.000	01/01/41	1,598
Chicago Transit Authority Revenue Bonds	3,500	5.000	12/01/46	3,785
Chicago Wastewater Transmission Revenue Bonds(µ)	75	5.250	01/01/42	86
Chicago Wastewater Transmission Revenue Bonds(µ)	210	4.000	01/01/52	213
City of Chicago General Obligation Unlimited	1,100	5.250	01/01/26	1,103
City of Chicago General Obligation Unlimited	235	5.000	01/01/33	243
City of Chicago General Obligation Unlimited	100	5.250	01/01/35	103
City of Chicago Illinois General Obligation Unlimited(µ)	2,445	5.000	01/01/29	2,457
City of Chicago Illinois General Obligation Unlimited	250	5.500	01/01/31	275
City of Chicago Illinois General Obligation Unlimited	2,025	6.000	01/01/38	2,318
City of Chicago Illinois General Obligation Unlimited	2,465	5.500	01/01/42	2,649
City of Chicago Illinois Revenue Bonds	900	5.000	01/01/34	985
City of Chicago Illinois Revenue Bonds	3,000	5.250	01/01/38	3,188
City of Chicago Illinois Waterworks Revenue Bonds	100	5.000	11/01/29	115
City of Springfield Illinois Electric Revenue Bonds(µ)	775	4.000	03/01/40	797
Cook County Community College District No. 508 General Obligation Unlimited	1,000	5.500	12/01/38	1,070
Illinois Finance Authority Revenue Bonds(ae)	560	6.000	05/15/20	624
Illinois Finance Authority Revenue Bonds(Ê)	1,500	0.610	10/01/29	1,500
Illinois Finance Authority Revenue Bonds	1,375	5.000	05/15/31	1,475
Illinois Finance Authority Revenue Bonds	320	5.000	04/01/36	315
Illinois Finance Authority Revenue Bonds	1,000	5.000	09/01/36	1,100
Illinois Finance Authority Revenue Bonds	400	5.000	12/01/36	400
Illinois Finance Authority Revenue Bonds	1,865	5.000	05/15/37	2,004
Illinois Finance Authority Revenue Bonds	630	5.000	12/01/37	664
Illinois Finance Authority Revenue Bonds	1,000	6.500	04/01/39	1,067
Illinois Finance Authority Revenue Bonds	255	6.000	05/15/39	274
Illinois Finance Authority Revenue Bonds	350	6.500	10/15/40	378
Illinois Finance Authority Revenue Bonds	1,000	6.500	04/01/44	1,063
Illinois Finance Authority Revenue Bonds	1,000	5.000	08/01/46	1,093
Illinois Finance Authority Revenue Bonds	100	5.000	09/01/46	109
Illinois Finance Authority Revenue Bonds	100	5.000	05/15/47	106
Metropolitan Pier & Exposition Authority Revenue Bonds	1,000	5.000	12/15/28	1,070
Metropolitan Pier & Exposition Authority Revenue Bonds(µ)	220	4.700	06/15/30	135
Metropolitan Pier & Exposition Authority Revenue Bonds	1,075	5.000	06/15/52	1,068

See accompanying notes which are an integral part of the financial statements.

632 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Springfield Metropolitan Sanitation District General Obligation Limited	1,000	5.750	01/01/53	1,151
State of Illinois General Obligation Unlimited	240	4.000	01/01/21	248
State of Illinois General Obligation Unlimited	255	5.000	08/01/21	273
State of Illinois General Obligation Unlimited	125	5.000	11/01/21	134
State of Illinois General Obligation Unlimited	975	5.000	11/01/27	1,065
State of Illinois General Obligation Unlimited	1,000	5.250	02/01/28	1,021
State of Illinois General Obligation Unlimited	1,450	5.000	11/01/28	1,583
State of Illinois General Obligation Unlimited	1,000	5.000	05/01/29	1,070
State of Illinois General Obligation Unlimited	2,000	5.000	11/01/29	2,179
State of Illinois General Obligation Unlimited(µ)	875	4.000	02/01/30	903
State of Illinois General Obligation Unlimited(µ)	265	4.000	02/01/31	273
State of Illinois Revenue Bonds(µ)	1,310	3.000	06/15/32	1,243
Town of Cortland Illinois Special Service Areas No. 9 & 10 Special Tax	100	5.800	03/01/37	97
				64,534
Indiana - 1.4%
Indiana Finance Authority Revenue Bonds(Ê)	3,650	0.530	11/01/39	3,650
Indiana Finance Authority Revenue Bonds	600	5.500	08/15/40	633
Indiana Finance Authority Revenue Bonds	2,000	5.000	10/01/44	2,145
Indiana Finance Authority Revenue Bonds	405	5.500	08/15/45	427
Indiana Municipal Power Agency Revenue Bonds	250	5.000	01/01/42	285
				7,140
Iowa - 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds	160	5.375	06/01/38	160
Xenia Rural Water District Revenue Bonds	250	5.000	12/01/36	276
				436
Kentucky - 1.1%
County of Ohio Kentucky Revenue Bonds	1,735	6.000	07/15/31	1,766
Kentucky Asset / Liability Commission Revenue Bonds(µ)(Ê)	1,050	1.408	11/01/27	1,032
Kentucky Economic Development Finance Authority Revenue Bonds(µ)	150	4.000	06/01/37	154
Kentucky Economic Development Finance Authority Revenue Bonds	1,500	5.000	06/01/37	1,636
Kentucky Economic Development Finance Authority Revenue Bonds	750	6.500	03/01/45	849
Kentucky Economic Development Finance Authority Revenue Bonds(µ)	100	4.000	06/01/45	101
Louisville/Jefferson County Metropolitan Government Revenue Bonds	250	4.000	10/01/36	257
				5,795
Louisiana - 1.8%
East Baton Rouge Parish Industrial Development Board, Inc. Revenue Bonds(Ê)	1,000	0.500	08/01/35	1,000
East Baton Rouge Parish Industrial Development Board, Inc. Revenue Bonds(Ê)	500	0.700	12/01/40	500
Louisiana Local Government Environmental Facilities & Community Development
Authority Revenue Bonds(µ)	80	5.000	10/01/39	91
Louisiana Local Government Environmental Facilities & Community Development
Authority Revenue Bonds(µ)	150	4.000	10/01/41	155
Louisiana Local Government Environmental Facilities & Community Development
Authority Revenue Bonds	750	6.000	10/01/44	850
Louisiana Public Facilities Authority Revenue Bonds	250	4.000	05/15/19	260
Louisiana Public Facilities Authority Revenue Bonds	300	4.000	05/15/20	319
Louisiana Public Facilities Authority Revenue Bonds(Ê)	1,130	0.870	04/02/23	1,130
Louisiana Public Facilities Authority Revenue Bonds	400	3.375	09/01/28	405
Louisiana Public Facilities Authority Revenue Bonds	375	3.500	06/01/30	381
Louisiana Public Facilities Authority Revenue Bonds	635	4.000	05/15/42	644
Louisiana Public Facilities Authority Revenue Bonds	175	5.000	05/15/42	197
Louisiana Public Facilities Authority Revenue Bonds	750	5.000	05/15/46	841
New Orleans Aviation Board Revenue Bonds	500	5.000	01/01/40	558

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt High Yield Bond Fund 633

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
New Orleans Aviation Board Revenue Bonds	2,000	5.000	01/01/45	2,220
New Orleans Aviation Board Revenue Bonds	150	5.000	01/01/48	170
				9,721
Maine - 0.4%
Maine Health & Higher Education Facilities Authority Revenue Bonds	2,000	5.000	07/01/33	2,100

Maryland – 1.9%
Baltimore Convention Center Hotel Revenue Bonds	2,600	5.000	09/01/39	2,946
Baltimore Convention Center Hotel Revenue Bonds	275	5.000	09/01/42	310
Baltimore Research Park Project Revenue Bonds	150	5.000	09/01/38	161
City of Baltimore Water Utility Fund Revenue Bonds(µ)(Ê)	25	1.232	07/01/37	21
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	730	4.000	07/01/20	773
Maryland Health & Higher Educational Facilities Authority Revenue Bonds(Ê)	4,100	0.510	04/01/35	4,100
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	600	5.250	01/01/37	671
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	1,000	5.000	07/01/45	1,080
				10,062
Massachusetts - 2.3%
Commonwealth of Massachusetts General Obligation Unlimited(Ê)	175	1.164	05/01/37	165
Massachusetts Development Finance Agency Revenue Bonds	1,415	5.000	09/01/35	1,523
Massachusetts Development Finance Agency Revenue Bonds	1,580	5.000	10/01/35	1,751
Massachusetts Development Finance Agency Revenue Bonds	1,545	5.000	07/01/44	1,695
Massachusetts Development Finance Agency Revenue Bonds	335	5.000	07/01/46	368
Massachusetts Development Finance Agency Revenue Bonds	2,000	5.000	01/01/47	2,237
Massachusetts Development Finance Agency Revenue Bonds	1,000	5.000	10/01/48	1,092
Massachusetts Health & Educational Facilities Authority General Obligation
Unlimited(Ê)	600	0.620	08/15/34	600
Massachusetts Health & Educational Facilities Authority Revenue Bonds(Ê)	600	0.650	02/15/26	600
Massachusetts Port Authority Revenue Bonds(µ)	2,000	5.000	01/01/27	2,037
				12,068
Michigan - 3.0%
City of Detroit Michigan Sewage Disposal System Revenue Bonds(µ)	500	5.000	07/01/39	545
City of Detroit Michigan Sewage Disposal System Revenue Bonds	2,010	5.250	07/01/39	2,228
City of Detroit Michigan Water Supply System Revenue Bonds	200	5.000	07/01/36	213
City of Detroit Michigan Water Supply System Revenue Bonds	1,370	5.000	07/01/41	1,454
Michigan Finance Authority Obligation Revenue Bonds	2,185	5.000	02/01/37	2,294
Michigan Finance Authority Revenue Bonds	1,000	3.875	10/01/23	1,044
Michigan Finance Authority Revenue Bonds	300	5.000	07/01/33	336
Michigan Finance Authority Revenue Bonds(µ)	1,000	5.000	07/01/36	1,108
Michigan Finance Authority Revenue Bonds	1,815	5.500	11/15/45	1,894
Michigan Tobacco Settlement Finance Authority Revenue Bonds	175	5.125	06/01/22	174
Michigan Tobacco Settlement Finance Authority Revenue Bonds	2,515	6.000	06/01/34	2,486
Michigan Tobacco Settlement Finance Authority Revenue Bonds	100	6.000	06/01/48	99
Michigan Tobacco Settlement Finance Authority Revenue Bonds	5,500	8.694	06/01/52	307
Michigan Tobacco Settlement Finance Authority Revenue Bonds	23,650	9.111	06/01/52	1,449
Ypsilanti School District General Obligation Unlimited	300	5.000	05/01/22	339
				15,970
Minnesota - 1.6%
City of Blaine Minnesota Revenue Bonds	2,000	6.125	07/01/45	2,070
City of Ham Lake Minnesota Revenue Bonds	2,000	5.000	11/01/36	2,054
Housing & Redevelopment Authority of The City of State Paul Minnesota Revenue
Bonds	350	6.000	09/01/51	368
St. Paul Housing & Redevelopment Authority Revenue Bonds	140	5.250	07/01/33	144

See accompanying notes which are an integral part of the financial statements.

634 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
St. Paul Housing & Redevelopment Authority Revenue Bonds	230	5.500	07/01/38	239
St. Paul Housing & Redevelopment Authority Revenue Bonds	1,000	5.500	07/01/52	1,014
State of Minnesota Higher Education Facilities Authority Revenue Bonds	100	5.000	05/01/47	111
State Paul Housing & Redevelopment Authority Revenue Bonds	2,000	5.250	11/15/35	2,234
				8,234
Mississippi - 0.2%
Jackson County Pollution Control Revenue Bonds(Ê)	600	0.680	06/01/23	600
Mississippi Business Finance Corp. Revenue Bonds(Ê)	100	0.600	12/01/30	100
State of Mississippi Business Finance Corp. Revenue Bonds(Ê)	600	0.650	11/01/35	600
				1,300
Missouri - 1.1%
Branson Industrial Development Authority Tax Allocation	110	5.500	06/01/29	108
Cape Girardeau County Industrial Development Authority Revenue Bonds	75	5.000	03/01/36	82
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds	1,140	4.000	02/01/37	1,148
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds(Ê)	600	0.050	03/01/40	600
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds	1,410	5.000	05/01/40	1,517
Industrial Development Authority of the City of St. Louis Revenue Bonds	100	4.750	11/15/47	102
Missouri State Health & Educational Facilities Authority Revenue Bonds(Ê)	500	0.840	02/15/33	500
St. Louis Land Clearance for Redevelopment Authority	1,000	4.000	06/01/41	1,002
State Louis County Industrial Development Authority Revenue Bonds	650	5.000	08/15/30	678
				5,737
Nevada - 0.6%
Henderson Local Improvement Districts Special Assessment	50	4.000	09/01/35	49
Las Vegas Redevelopment Agency Tax Allocation	250	5.000	06/15/45	277
Las Vegas Special Improvement District 607 Special Assessment	245	5.000	06/01/24	264
Las Vegas Special Improvement District No. 813 Special Assessment	25	4.250	06/01/37	25
Las Vegas Special Improvement District No. 813 Special Assessment	25	4.375	06/01/42	25
Las Vegas Special Improvement District No. 813 Special Assessment	25	4.500	06/01/47	25
Nevada Department of Business & Industry Revenue Bonds	1,100	5.000	07/15/37	1,133
State of Nevada Department of Business & Industry Revenue Bonds	1,500	6.250	12/15/37	1,587
				3,385
New Hampshire - 0.1%
New Hampshire Health and Education Facilities Authority Act Revenue Bonds	500	5.000	10/01/36	544

New Jersey – 5.7%
City of Atlantic City General Obligation Unlimited(µ)	25	5.000	03/01/32	29
City of Atlantic City General Obligation Unlimited(µ)	35	5.000	03/01/37	40
City of Atlantic City General Obligation Unlimited(µ)	45	5.000	03/01/42	50
New Jersey Economic Development Authority Revenue Bonds	500	5.000	07/01/32	548
New Jersey Economic Development Authority Revenue Bonds	1,000	5.000	07/01/33	1,095
New Jersey Economic Development Authority Revenue Bonds	500	5.000	06/01/36	513
New Jersey Economic Development Authority Revenue Bonds	1,900	5.000	07/01/38	2,027
New Jersey Economic Development Authority Revenue Bonds	500	5.000	06/15/41	535
New Jersey Economic Development Authority Revenue Bonds	1,500	5.375	01/01/43	1,671
New Jersey Economic Development Authority Revenue Bonds	100	5.000	07/01/47	107
New Jersey Economic Development Authority Revenue Bonds	1,000	5.000	07/15/47	1,074
New Jersey Economic Development Authority Revenue Bonds	1,250	5.000	01/01/48	1,327
New Jersey Educational Facilities Authority Revenue Bonds	1,000	5.000	07/01/46	1,018
New Jersey Health Care Facilities Financing Authority Revenue Bonds	100	5.000	07/01/30	113
New Jersey Health Care Facilities Financing Authority Revenue Bonds(µ)	300	4.125	07/01/38	314
New Jersey Health Care Facilities Financing Authority Revenue Bonds	500	6.625	07/01/38	518

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt High Yield Bond Fund 635

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
New Jersey Health Care Facilities Financing Authority Revenue Bonds(µ)	150	5.000	07/01/46	167
New Jersey Transportation Trust Fund Authority Revenue Bonds(µ)	675	4.342	12/15/27	466
New Jersey Transportation Trust Fund Authority Revenue Bonds	165	5.000	06/15/30	184
New Jersey Transportation Trust Fund Authority Revenue Bonds	3,000	5.000	06/15/31	3,063
New Jersey Transportation Trust Fund Authority Revenue Bonds	790	4.403	12/15/32	412
New Jersey Transportation Trust Fund Authority Revenue Bonds(µ)	500	3.965	12/15/33	267
New Jersey Transportation Trust Fund Authority Revenue Bonds	200	4.465	12/15/33	99
New Jersey Transportation Trust Fund Authority Revenue Bonds	100	4.526	12/15/34	47
New Jersey Transportation Trust Fund Authority Revenue Bonds(µ)	225	4.823	12/15/34	114
New Jersey Transportation Trust Fund Authority Revenue Bonds(µ)	4,075	5.130	12/15/35	1,899
New Jersey Transportation Trust Fund Authority Revenue Bonds	550	5.591	12/15/35	244
New Jersey Transportation Trust Fund Authority Revenue Bonds(µ)	125	4.342	12/15/36	55
New Jersey Transportation Trust Fund Authority Revenue Bonds	125	5.632	12/15/36	53
New Jersey Transportation Trust Fund Authority Revenue Bonds	2,500	4.649	12/15/37	1,001
New Jersey Transportation Trust Fund Authority Revenue Bonds	675	5.000	06/15/38	722
New Jersey Transportation Trust Fund Authority Revenue Bonds	400	5.500	06/15/41	430
New Jersey Transportation Trust Fund Authority Revenue Bonds	945	5.000	06/15/42	993
South Jersey Transportation Authority LLC Revenue Bonds	315	5.000	11/01/26	358
South Jersey Transportation Authority LLC Revenue Bonds	1,945	5.000	11/01/39	2,118
Tobacco Settlement Financing Corp. Revenue Bonds	2,930	4.750	06/01/34	2,836
Tobacco Settlement Financing Corp. Revenue Bonds	3,805	5.000	06/01/41	3,647
				30,154
New Mexico - 0.0%
City of Farmington Pollution Control Revenue Bonds	100	6.250	06/01/40	110

New York - 4.8%
Brooklyn Arena Local Development Corp. Revenue Bonds(µ)	30	3.000	07/15/43	28
City of New York General Obligation Unlimited(Ê)	600	0.510	01/01/36	600
City of New York General Obligation Unlimited(Ê)	600	0.700	06/01/44	600
City of New York New York General Obligation Unlimited(Ê)	600	0.430	01/01/36	600
City of New York New York General Obligation Unlimited(Ê)	600	0.860	08/01/38	600
City of New York New York General Obligation Unlimited(Ê)	600	0.570	03/01/40	600
County of Chautauqua Industrial Development Agency Revenue Bonds	650	5.875	04/01/42	680
Dutchess County Industrial Development Agency Revenue Bonds	1,200	4.500	08/01/36	965
Hempstead Town Local Development Corp. Revenue Bonds	25	5.000	07/01/30	29
Hempstead Town Local Development Corp. Revenue Bonds	35	5.000	07/01/33	40
Hempstead Town Local Development Corp. Revenue Bonds	35	5.000	07/01/35	40
Hempstead Town Local Development Corp. Revenue Bonds	30	5.000	07/01/36	34
Hempstead Town Local Development Corp. Revenue Bonds	20	5.000	07/01/38	23
Jefferson County Civic Facility Development Corp. Revenue Bonds	1,000	4.000	11/01/32	1,021
New York City Industrial Development Agency Revenue Bonds(µ)	2,175	5.000	01/01/39	2,215
New York City Municipal Water Finance Authority Water & Sewer System Revenue
Bonds(Ê)	600	0.040	06/15/50	600
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds(Ê)	600	0.700	02/01/45	600
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds(Ê)	600	0.700	11/01/36	600
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds(Ê)	600	0.040	02/01/45	600
New York City Water & Sewer System Revenue Bonds(Ê)	600	0.660	06/15/50	600
New York City Water & Sewer System Revenue Bonds(Ê)	600	0.730	06/15/50	600
New York Liberty Development Corp. Revenue Bonds	300	5.375	11/15/40	334
New York Liberty Development Corp. Revenue Bonds	2,400	5.000	11/15/44	2,609
New York Liberty Development Corp. Revenue Bonds	1,500	7.250	11/15/44	1,808

See accompanying notes which are an integral part of the financial statements.

636 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
New York State Dormitory Authority Revenue Bonds	375	5.000	02/15/27	461
New York State Dormitory Authority Revenue Bonds	900	5.000	12/01/29	1,011
New York State Dormitory Authority Revenue Bonds	400	5.000	12/01/35	434
New York Transportation Development Corp. Revenue Bonds	350	5.000	08/01/21	382
New York Transportation Development Corp. Revenue Bonds	500	5.000	08/01/26	538
New York Transportation Development Corp. Revenue Bonds	500	5.000	08/01/31	534
New York Transportation Development Corp. Revenue Bonds	1,315	4.000	07/01/33	1,371
New York Transportation Development Corp. Revenue Bonds	2,100	5.000	07/01/46	2,295
New York Transportation Development Corp. Revenue Bonds	1,000	5.250	01/01/50	1,108
New York Transportation Development Corp. Revenue Bonds(µ)	300	4.000	01/01/51	305
Suffolk Tobacco Asset Securitization Corp. Revenue Bonds	250	6.000	06/01/48	254
Westchester County Local Development Corp. Revenue Bonds	125	5.000	11/01/46	135
				25,254
North Carolina - 0.2%
North Carolina Turnpike Authority Revenue Bonds	1,000	5.000	07/01/51	1,092

North Dakota - 0.1%
County of Burleigh North Dakota Revenue Bonds	705	5.200	04/15/46	711

Ohio - 4.4%
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	3,180	5.125	06/01/24	2,976
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	1,300	5.375	06/01/24	1,234
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	3,140	5.875	06/01/30	2,979
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	1,675	5.750	06/01/34	1,571
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	1,160	5.875	06/01/47	1,086
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	4,850	9.718	06/01/47	311
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	17,545	10.920	06/01/52	522
Centerville Health Care Revenue Bonds	100	5.250	11/01/37	107
Centerville Health Care Revenue Bonds	150	5.250	11/01/50	158
Columbus-Franklin County Finance Authority Revenue Bonds	1,550	4.000	11/15/38	1,551
County of Montgomery Ohio Revenue Bonds(Ê)	1,650	0.900	11/15/39	1,650
County of Montgomery Ohio Revenue Bonds(Ê)	1,800	0.590	11/15/39	1,800
Cuyahoga County Hospital Revenue Bonds	1,000	5.000	02/15/37	1,081
Cuyahoga County Hospital Revenue Bonds	4,000	5.250	02/15/47	4,333
Cuyahoga County Hospital Revenue Bonds	2,000	5.000	02/15/57	2,089
				23,448
Oklahoma - 1.3%
Norman Regional Hospital Authority Revenue Bonds	1,500	5.000	09/01/37	1,679
Oklahoma Development Finance Authority Revenue Bonds	1,675	5.000	08/01/47	1,826
Oklahoma Development Finance Authority Revenue Bonds	425	5.000	08/01/52	460
Oklahoma Development Finance Authority Revenue Bonds	125	5.250	08/01/57	137
Oklahoma Turnpike Authority Revenue Bonds(Ê)	600	0.040	01/01/28	600
Tulsa Airports Improvement Trust Revenue Bonds(Ê)	1,000	5.000	06/01/35	1,091
Tulsa County Industrial Authority Revenue Bonds	1,000	5.250	11/15/37	1,121
				6,914
Oregon - 1.2%
Astoria Hospital Facilities Authority Revenue Bonds	1,000	5.000	08/01/41	1,076
Oregon State Facilities Authority Revenue Bonds	1,000	5.000	10/01/36	1,057
Oregon State Facilities Authority Revenue Bonds	2,500	5.000	04/01/45	2,794
Oregon State Facilities Authority Revenue Bonds	500	5.000	10/01/46	550

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt High Yield Bond Fund 637

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Oregon State Facilities Authority Revenue Bonds	1,000	5.000	10/01/48	1,061
				6,538
Pennsylvania – 5.9%
Allentown Neighborhood Improvement Zone Development Authority Revenue Bonds(Å)	500	5.000	05/01/32	551
Allentown Neighborhood Improvement Zone Development Authority Revenue Bonds	3,000	5.000	05/01/42	3,187
Allentown Neighborhood Improvement Zone Development Authority Revenue Bonds(Å)	250	5.000	05/01/42	268
Chester County Health & Education Facilities Authority Revenue Bonds	1,985	5.000	11/01/37	2,013
City of Erie Higher Education Building Authority Revenue Bonds	2,065	5.000	09/15/33	2,130
City of Harrisburg Pennsylvania General Obligation Unlimited(µ)	285	4.697	09/15/22	228
City of Scranton General Obligation Unlimited	1,275	5.000	09/01/28	1,364
Clairton Municipal Authority Revenue Bonds	240	5.000	12/01/42	258
East Hempfield Township Industrial Development Authority Revenue Bonds	600	5.000	07/01/45	637
Geisinger Authority Revenue Bonds(Ê)	100	0.956	05/01/37	86
Hospitals & Higher Education Facilities Authority of Philadelphia Revenue Bonds	500	5.000	07/01/28	568
Hospitals & Higher Education Facilities Authority of Philadelphia Revenue Bonds	500	5.000	07/01/33	555
Hospitals & Higher Education Facilities Authority of Philadelphia Revenue Bonds	500	5.000	07/01/34	555
Huntingdon County General Authority Revenue Bonds	1,000	5.000	05/01/46	1,085
Lancaster County Hospital Authority Revenue Bonds	1,000	5.250	07/01/41	1,100
Latrobe Industrial Development Authority Revenue Bonds	1,375	5.000	05/01/43	1,458
Montgomery County Higher Education & Health Authority Revenue Bonds	1,500	5.000	12/01/37	1,664
Montgomery County Industrial Development Authority Revenue Bonds	1,530	5.000	11/15/36	1,733
Montgomery County Industrial Development Authority Revenue Bonds	1,700	5.250	01/15/46	1,832
Northampton County General Purpose Authority Revenue Bonds	1,000	5.000	10/01/36	1,120
Pennsylvania Economic Development Financing Authority Revenue Bonds(ae)(Ê)	2,000	5.000	09/01/20	2,016
Pennsylvania Economic Development Financing Authority Revenue Bonds	1,250	5.000	06/30/42	1,386
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	365	5.000	07/01/31	398
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	355	6.250	09/01/33	388
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	950	5.500	07/15/43	1,037
Pennsylvania State Public School Building Authority Revenue Bonds(µ)	100	5.000	06/01/31	114
Pennsylvania Turnpike Commission Revenue Bonds	1,250	5.000	12/01/40	1,419
Scranton Redevelopment Authority Revenue Bonds(Å)	100	5.000	11/15/28	102
Scranton School District General Obligation Unlimited(µ)	2,000	4.250	06/01/37	2,081
				31,333
Puerto Rico - 5.6%
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	540	5.500	07/01/19	553
Commonwealth of Puerto Rico General Obligation Unlimited(Å)	110	5.000	07/01/21	32
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	320	5.250	07/01/24	342
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	100	5.000	07/01/31	104
Commonwealth of Puerto Rico General Obligation Unlimited(Å)	130	5.125	07/01/31	38
Commonwealth of Puerto Rico General Obligation Unlimited	1,140	5.000	07/01/35	1,161
Commonwealth of Puerto Rico General Obligation Unlimited(Å)	235	5.000	07/01/35	69
Commonwealth of Puerto Rico General Obligation Unlimited(Å)(Ø)	1,250	8.000	07/01/35	366
Commonwealth of Puerto Rico General Obligation Unlimited(Å)	720	6.000	07/01/39	211
Commonwealth of Puerto Rico General Obligation Unlimited(Å)	180	6.000	07/01/40	53
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	1,000	5.000	07/01/21	640
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds(µ)	265	5.000	07/01/28	267
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	20	5.000	07/01/30	13
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	50	5.000	07/01/33	32
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	3,175	5.250	07/01/42	2,016
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	2,220	6.000	07/01/44	1,418

See accompanying notes which are an integral part of the financial statements.

638 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	150	6.000	07/01/47	96
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	2,050	5.000	07/01/31	1,945
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	125	4.500	07/01/36	125
Puerto Rico Electric Power Authority Revenue Bonds(µ)	270	5.000	07/01/22	270
Puerto Rico Electric Power Authority Revenue Bonds(µ)(Ê)	1,440	0.738	07/01/29	1,206
Puerto Rico Highways & Transportation Authority Revenue Bonds	360	5.000	07/01/28	362
Puerto Rico Highways & Transportation Authority Revenue Bonds(Å)	60	5.000	07/01/28	1
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	1,375	5.250	07/01/31	1,331
Puerto Rico Highways & Transportation Authority Revenue Bonds(Å)	205	5.000	07/01/32	41
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	525	5.250	07/01/33	576
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	260	5.250	07/01/34	285
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	360	5.250	07/01/36	392
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	160	4.750	07/01/38	141
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	6,940	5.250	07/01/38	6,628
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	250	5.250	07/01/41	273
Puerto Rico Highways & Transportation Authority Revenue Bonds(Å)	180	5.000	07/01/42	36
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	2,230	5.500	07/01/23	2,314
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	620	5.500	07/01/25	637
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	675	6.302	07/01/35	229
Puerto Rico Public Buildings Authority Revenue Bonds(µ)	1,500	5.250	07/01/21	1,605
Puerto Rico Public Buildings Authority Revenue Bonds(µ)	475	6.000	07/01/24	484
Puerto Rico Sales Tax Financing Corp. Revenue Bonds(Å)	155	6.250	08/01/19	19
Puerto Rico Sales Tax Financing Corp. Revenue Bonds(Å)	115	6.750	08/01/32	17
Puerto Rico Sales Tax Financing Corp. Revenue Bonds(Å)	360	5.375	08/01/39	54
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	520	5.250	08/01/41	79
Puerto Rico Sales Tax Financing Corp. Revenue Bonds(Å)	1,570	5.500	08/01/42	237
Puerto Rico Sales Tax Financing Corp. Revenue Bonds(µ)	14,125	5.953	08/01/45	2,599
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds(Å)	235	6.125	08/01/19	28
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds(Å)	900	13.321	08/01/34	43
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds(Å)	900	12.592	08/01/35	42
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds(Å)	200	11.873	08/01/37	8
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds(Å)	780	6.000	08/01/42	118
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds(Å)	610	6.500	08/01/44	92
				29,628
Rhode Island - 0.4%
Rhode Island Health & Educational Building Corp. Revenue Bonds	500	5.000	05/15/39	550
Tobacco Settlement Financing Corp. Revenue Bonds	3,450	6.959	06/01/52	336
Tobacco Settlement Financing Corp. Revenue Bonds	12,000	8.861	06/01/52	1,005
				1,891
South Carolina - 0.5%
South Carolina Jobs - Economic Development Authority Revenue Bonds	2,000	5.250	11/15/47	2,102
South Carolina Ports Authority Revenue Bonds	125	5.250	07/01/55	140
South Carolina State Public Service Authority Revenue Bonds	250	5.250	12/01/55	282
				2,524
Tennessee – 0.9%
Bristol Industrial Development Board Revenue Bonds(Å)	100	5.000	12/01/35	98
Bristol Industrial Development Board Revenue Bonds(Å)	300	5.125	12/01/42	292
Chattanooga-Hamilton County Hospital Authority Revenue Bonds	2,000	5.000	10/01/44	2,160
Johnson City Health & Educational Facilities Board Revenue Bonds	1,000	5.000	08/15/42	1,063
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd
Revenue Bonds	100	5.000	07/01/40	112

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt High Yield Bond Fund 639

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd
Revenue Bonds	1,000	5.000	10/01/41	1,111
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd
Revenue Bonds	100	5.000	07/01/46	111
				4,947
Texas - 4.7%
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue Bonds	50	5.250	12/01/35	54
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue Bonds	65	5.000	12/01/40	67
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue Bonds	50	5.000	12/01/45	51
Central Texas Regional Mobility Authority Revenue Bonds	100	5.000	01/01/45	111
Central Texas Regional Mobility Authority Revenue Bonds	100	5.000	01/01/46	111
Central Texas Turnpike System Revenue Bonds	3,000	5.000	08/15/42	3,329
City of Aubrey Texas Revenue Bonds	700	7.250	09/01/45	718
City of Celina Texas Special Assessment	50	6.250	09/01/45	52
City of Celina Texas Special Assessment	100	7.500	09/01/45	109
City of Fort Worth Special Assessment(Å)	150	5.000	09/01/32	150
City of Hackberry Special Assessment	100	5.000	09/01/44	102
City of Hackberry Special Assessment Contract Revenue Bonds	85	4.500	09/01/32	90
City of Hackberry Special Assessment Contract Revenue Bonds	130	4.500	09/01/38	135
City of Houston Texas Airport System Revenue Bonds	500	5.000	07/01/29	548
City of Houston Texas Airport System Revenue Bonds	1,000	5.000	07/15/30	1,101
City of Houston Texas Airport System Revenue Bonds	1,000	5.000	07/15/35	1,077
Clifton Higher Education Finance Corp. Revenue Bonds	500	5.000	12/01/45	544
Decatur Hospital Authority Revenue Bonds	200	5.250	09/01/44	213
Fort Bend County Industrial Development Corp. Revenue Bonds	230	4.750	05/01/38	238
Grand Parkway Transportation Corp.	375	5.800	10/01/23	350
Grand Parkway Transportation Corp. Revenue Bonds	450	5.850	10/01/23	420
Grand Parkway Transportation Corp. Revenue Bonds	2,500	5.500	04/01/53	2,841
Gulf Coast Industrial Development Authority Revenue Bonds(Ê)	600	0.680	11/01/41	600
Houston Independent School District General Obligation	2,000	4.000	02/15/42	2,118
Kaufman County Fresh Water Supply District No. 1-C(µ)	185	4.000	09/01/35	190
Lower Neches Valley Authority Industrial Development Corp. Revenue Bonds(Ê)	600	0.690	05/01/46	600
Midlothian Industrial Development Corp. Revenue Bonds(Ê)	500	0.730	08/01/34	500
New Hope Cultural Education Facilities Corp. Revenue Bonds	55	5.000	04/01/36	59
New Hope Cultural Education Facilities Corp. Revenue Bonds	1,500	4.750	04/01/46	1,561
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds	500	5.375	11/15/36	502
North East Texas Regional Mobility Authority Revenue Bonds	385	5.000	01/01/41	425
North Texas Tollway Authority Revenue Bonds	1,500	5.000	01/01/48	1,699
Red River Education Finance Corp. Texas Education Revenue Bonds	1,000	5.500	10/01/46	1,108
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds	200	5.000	05/15/45	208
Texas City Industrial Development Corp. Revenue Bonds	1,000	4.125	12/01/45	991
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds	750	6.250	12/15/26	918
Texas State Transportation Revenue Bonds	100	5.000	12/31/50	109
Texas State Transportation Revenue Bonds	100	5.000	12/31/55	109
Town of Hickory Creek Special Assessment	200	3.875	09/01/37	199
Town of Ponder Special Assessment	30	5.000	09/01/45	31
Town of Ponder Special Assessment	35	5.000	09/01/47	36
Viridian Municipal Management District Special Assessment	86	4.000	12/01/21	89
Viridian Municipal Management District Special Assessment	385	4.750	12/01/43	380
				24,843

See accompanying notes which are an integral part of the financial statements.

640 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal				Fair
	Amount ($)		Rate	Date of	Value
	or Shares		%	Maturity	$
Utah - 0.3%
Salt Lake City Corp. Airport Revenue Bonds	1,350		5.000	07/01/47	1,547

Vermont - 0.5%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds	1,050		5.000	10/01/42	1,143
Vermont Student Assistance Corp. Revenue Bonds	1,600		4.500	06/15/45	1,615
					2,758
Virgin Islands - 1.3%
Virgin Islands Public Finance Authority Revenue Bonds	1,200		5.000	10/01/18	1,067
Virgin Islands Public Finance Authority Revenue Bonds(µ)	2,860		4.000	10/01/22	2,561
Virgin Islands Public Finance Authority Revenue Bonds	725		5.000	10/01/25	430
Virgin Islands Public Finance Authority Revenue Bonds	750		5.000	10/01/26	444
Virgin Islands Public Finance Authority Revenue Bonds	180		5.000	10/01/29	107
Virgin Islands Public Finance Authority Revenue Bonds	170		5.250	10/01/29	98
Virgin Islands Public Finance Authority Revenue Bonds	2,220		5.000	10/01/32	1,314
Virgin Islands Public Finance Authority Revenue Bonds	1,140		6.750	10/01/37	683
Virgin Islands Public Finance Authority Revenue Bonds	200		5.000	10/01/39	118
Virgin Islands Water & Power Authority - Electric System Revenue Bonds	250		5.000	07/01/31	129
					6,951
Virginia - 0.8%
City of Petersburg General Obligation Unlimited	890		4.750	11/01/32	951
Tobacco Settlement Financing Corp. Revenue Bonds	1,975		5.200	06/01/46	1,907
Tobacco Settlement Financing Corp. Revenue Bonds	125		5.000	06/01/47	120
Tobacco Settlement Financing Corp. Revenue Bonds	7,675		11.642	06/01/47	592
Virginia Small Business Financing Authority Revenue Bonds	150		5.000	07/01/34	162
Virginia Small Business Financing Authority Revenue Bonds	705		5.000	01/01/40	756
					4,488
Washington - 1.1%
Klickitat County Public Hospital District No. 2 Revenue Bonds	1,200		5.000	12/01/32	1,237
Washington Health Care Facilities Authority Revenue Bonds(Ê)	2,920		0.520	08/15/41	2,920
Whidbey Island Public Hospital District General Obligation Unlimited	1,500		5.500	12/01/33	1,617
					5,774
West Virginia - 0.0%
Monongalia County Commission Special District Revenue Bonds(Å)	100		5.750	06/01/43	102

Wisconsin - 0.5%
Public Finance Authority Revenue Bonds(Å)	300		3.000	11/15/22	303
Public Finance Authority Revenue Bonds	100		4.300	11/01/30	103
Public Finance Authority Revenue Bonds	630		5.250	05/15/37	682
Public Finance Authority Revenue Bonds	750		5.250	05/15/42	806
Public Finance Authority Revenue Bonds	500		5.000	07/01/42	534
Public Finance Authority Revenue Bonds	340		5.250	07/01/47	364
					2,792
Total Municipal Bonds (cost $516,402)					526,992

Short-Term Investments - 0.4%
U. S. Cash Management Fund(@)	2,143,363	(8)			2,143
Total Short-Term Investments (cost $2,144)					2,143

Total Investments 99.7% (identified cost $518,546)					529,135
Other Assets and Liabilities, Net - 0.3%					1,463

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt High Yield Bond Fund 641

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Net Assets - 100.0%				530,598

See accompanying notes which are an integral part of the financial statements.

642 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

					Principal	Cost per	Cost	Fair Value
% of Net Assets			Acquisition		Amount ($)	Unit	(000)	(000)
Securities			Date		or shares	$	$	$
1.8%
Allentown Neighborhood Improvement Zone Development Authority Revenue
Bonds			06/29/17		250,000	101.92	255	268
Allentown Neighborhood Improvement Zone Development Authority Revenue
Bonds			08/18/17		500,000	109.50	547	551
Bristol Industrial Development Board Revenue Bonds			11/10/16		300,000	96.58	290	292
Bristol Industrial Development Board Revenue Bonds			11/10/16		100,000	97.67	98	98
California Statewide Communities Development Authority Revenue Bonds			04/28/16		750,000	107.18	804	815
California Statewide Communities Development Authority Revenue Bonds			09/22/17		200,000	108.97	218	222
Charlotte County Industrial Development Authority Revenue Bonds			12/09/15		250,000	98.83	247	244
Chicago Board of Education General Obligation Unlimited			07/11/17		1,500,000	92.45	1,387	1,777
City of Fort Worth Special Assessment			08/16/17		150,000	100.00	150	150
Commonwealth of Puerto Rico General Obligation Unlimited			06/02/15		130,000	71.89	93	38
Commonwealth of Puerto Rico General Obligation Unlimited			06/03/15		720,000	65.99	475	211
Commonwealth of Puerto Rico General Obligation Unlimited			06/03/15		235,000	69.92	164	69
Commonwealth of Puerto Rico General Obligation Unlimited			06/03/15		110,000	82.54	91	32
Commonwealth of Puerto Rico General Obligation Unlimited			06/04/15		180,000	71.11	128	53
Commonwealth of Puerto Rico General Obligation Unlimited			10/31/16		1,250,000	65.13	814	366
Denver Health & Hospital Authority Revenue Bonds			08/23/17		300,000	110.75	332	330
Denver Health & Hospital Authority Revenue Bonds			08/23/17		230,000	115.33	265	264
Denver Health & Hospital Authority Revenue Bonds			08/23/17		220,000	116.71	257	255
Denver Health & Hospital Authority Revenue Bonds			08/23/17		100,000	116.74	117	116
Denver Health & Hospital Authority Revenue Bonds			08/23/17		200,000	98.03	196	194
Denver Health & Hospital Authority Revenue Bonds			08/23/17		200,000	98.73	197	196
Florida Development Finance Corp. Revenue Bonds			08/01/17		150,000	100.00	150	154
Hawks Point Community Development District Special Assessment Bonds			06/23/17		185,000	104.04	192	192
Lakewood Ranch Stewardship District Special Assessment			04/26/17		100,000	98.87	99	104
Lakewood Ranch Stewardship District Special Assessment			04/26/17		100,000	99.26	99	104
Mohegan Tribal Finance Authority Revenue Bonds			01/25/17		610,000	99.45	607	646
Monongalia County Commission Special District Revenue Bonds			09/28/17		100,000	98.02	98	102
Public Finance Authority Revenue Bonds			04/07/17		300,000	100.00	300	303
Puerto Rico Highways & Transportation Authority Revenue Bonds			06/02/15		60,000	53.84	32	1
Puerto Rico Highways & Transportation Authority Revenue Bonds			06/02/15		180,000	55.02	99	36
Puerto Rico Highways & Transportation Authority Revenue Bonds			06/02/15		205,000	56.58	116	41
Puerto Rico Sales Tax Financing Corp. Revenue Bonds			06/03/15		115,000	100.00	115	17
Puerto Rico Sales Tax Financing Corp. Revenue Bonds			06/15/15		155,000	71.90	111	19
Puerto Rico Sales Tax Financing Corp. Revenue Bonds			10/02/15		360,000	50.40	181	54
Puerto Rico Sales Tax Financing Corp. Revenue Bonds			05/15/17		1,570,000	27.30	429	237
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds			05/17/16		610,000	41.88	255	92
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds			06/14/16		235,000	49.08	115	28
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds			09/07/16		200,000	13.13	26	8
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds			09/07/16		900,000	14.71	132	42
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds			09/07/16		900,000	14.93	134	43
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds			10/28/16		780,000	53.85	420	118
Scranton Redevelopment Authority Revenue Bonds			06/23/16		100,000	105.34	105	102
Two Lakes Community Development District Special Assessment Bonds			06/19/17		290,000	100.00	290	290
Two Lakes Community Development District Special Assessment Bonds			06/19/17		200,000	102.70	205	206
Union Park East Community Development District Special Assessment Bonds			06/02/17		100,000	98.76	99	103
Verano 1 Community Development District Special Assessment			05/04/17		100,000	98.40	98	100
Verano 1 Community Development District Special Assessment			05/30/17		100,000	100.00	100	103
								9,786
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Interest Rate Swap Contracts

Amounts in thousands
						Premiums	Unrealized
						Paid	Appreciation
					Termination	(Received)	(Depreciation)	Fair Value
Counterparty	Notional Amount	Fund Receives	Fund Pays		Date	$	$	$

Morgan Stanley	USD 4,700	Three Month LIBOR(2)	2.250	%(3)	12/21/41	(275)	531	256

Morgan Stanley	USD 10,600	Three Month LIBOR(2)	2.750	%(3)	12/20/47	(672)	314	(358)

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt High Yield Bond Fund 643

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Interest Rate Swap Contracts
Amounts in thousands
								Premiums	Unrealized
								Paid	Appreciation
						Termination		(Received)		(Depreciation)	Fair Value
Counterparty	Notional Amount	Fund Receives		Fund Pays		Date		$		$	$
Total Open Interest Rate Swap Contracts (å)								(947)		845	(102)

Presentation of Portfolio Holdings

Amount in thousands
			Fair Value
						Practical
Portfolio Summary	Level 1		Level 2	Level 3		Expedient (a)		Total		% of Net Assets
Municipal Bonds
Alabama		$—	$8,659		$—		$—		$8,659		1.6
Alaska		—	4,316		—		—		4,316		0.8
Arizona		—	6,067		—		—		6,067		1.2
California		—	65,165		—		—		65,165		12.3
Colorado		—	14,334		—		—		14,334		2.7
Connecticut		—	2,170		—		—		2,170		0.4
District of Columbia		—	5,470		—		—		5,470		1.0
Florida		—	41,001		—		—		41,001		7.7
Georgia		—	6,925		—		—		6,925		1.3
Guam		—	8,992		—		—		8,992		1.7
Hawaii		—	2,250		—		—		2,250		0.4
Idaho		—	818		—		—		818		0.2
Illinois		—	64,534		—		—		64,534		12.2
Indiana		—	7,140		—		—		7,140		1.4
Iowa		—	436		—		—		436		0.1
Kentucky		—	5,795		—		—		5,795		1.1
Louisiana		—	9,721		—		—		9,721		1.8
Maine		—	2,100		—		—		2,100		0.4
Maryland		—	10,062		—		—		10,062		1.9
Massachusetts		—	12,068		—		—		12,068		2.3
Michigan		—	15,970		—		—		15,970		3.0
Minnesota		—	8,234		—		—		8,234		1.6
Mississippi		—	1,300		—		—		1,300		0.2
Missouri		—	5,737		—		—		5,737		1.1
Nevada		—	3,385		—		—		3,385		0.6
New Hampshire		—	544		—		—		544		0.1
New Jersey		—	30,154		—		—		30,154		5.7
New Mexico		—	110		—		—		110		—*
New York		—	25,254		—		—		25,254		4.8
North Carolina		—	1,092		—		—		1,092		0.2
North Dakota		—	711		—		—		711		0.1
Ohio		—	23,448		—		—		23,448		4.4

See accompanying notes which are an integral part of the financial statements.

644 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amount in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Oklahoma	—	6,914	—	—	6,914	1.3
Oregon	—	6,538	—	—	6,538	1.2
Pennsylvania	—	31,333	—	—	31,333	5.9
Puerto Rico	—	29,628	—	—	29,628	5.6
Rhode Island	—	1,891	—	—	1,891	0.4
South Carolina	—	2,524	—	—	2,524	0.5
Tennessee	—	4,947	—	—	4,947	0.9
Texas	—	24,843	—	—	24,843	4.7
Utah	—	1,547	—	—	1,547	0.3
Vermont	—	2,758	—	—	2,758	0.5
Virgin Islands	—	6,951	—	—	6,951	1.3
Virginia	—	4,488	—	—	4,488	0.8
Washington	—	5,774	—	—	5,774	1.1
West Virginia	—	102	—	—	102	—*
Wisconsin	—	2,792	—	—	2,792	0.5
Short-Term Investments	—	—	—	2,143	2,143	0.4
Total Investments	$—	$526,992	$—	$2,143	$529,135	99.7
Other Assets and Liabilities, Net						0.3
						100.0

Other Financial Instruments
Assets
Interest Rate Swap Contracts	—	256	—	—	256	—*
A
Liabilities
Interest Rate Swap Contracts	—	(358)	—	—	(358)	(0.1)
Total Other Financial Instruments**	$—	$(102)	$—	$—	$(102)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt High Yield Bond Fund 645

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

Interest Rate
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Interest rate swap contracts, at fair value	$256

Location: Statement of Assets and Liabilities - Liabilities
Interest rate swap contracts, at fair value	$358

Interest Rate
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Interest rate swap contracts	$103

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Interest rate swap contracts	$755

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

646 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	$256	$	— $	256
Total Financial and Derivative Assets	256	—	256
Financial and Derivative Assets not subject to a netting agreement	(256)	—	(256)
Total Financial and Derivative Assets subject to a netting agreement	$—	$	— $	—

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Liabilities
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	$358	$	— $	358
Total Financial and Derivative Liabilities	358	—	358
Financial and Derivative Liabilities not subject to a netting agreement	(358)	—	(358)
Total Financial and Derivative Liabilities subject to a netting agreement	$—	$	— $	—

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt High Yield Bond Fund 647

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$518,546
Investments, at fair value(>)	529,135
Cash	247
Cash (restricted)(a)	2,113
Receivables:
Dividends and interest	6,759
Dividends from affiliated funds	6
Investments sold	1,551
Fund shares sold	2,008
Interest rate swap contracts, at fair value(•)	256
Total assets	542,075

Liabilities
Payables:
Investments purchased	10,263
Fund shares redeemed	481
Accrued fees to affiliates	260
Other accrued expenses	115
Interest rate swap contracts, at fair value(•)	358
Total liabilities	11,477

Net Assets	$530,598

See accompanying notes which are an integral part of the financial statements.

648 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,841
Accumulated net realized gain (loss)	(518)
Unrealized appreciation (depreciation) on:
Investments	10,588
Investments in affiliated funds	1
Interest rate swap contracts	845
Shares of beneficial interest	510
Additional paid-in capital	517,331
Net Assets	$530,598

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.40
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$10.81
Class A — Net assets	$3,680,876
Class A — Shares outstanding ($. 01 par value)	353,920
Net asset value per share: Class C(#)	$10.39
Class C — Net assets	$1,667,715
Class C — Shares outstanding ($. 01 par value)	160,585
Net asset value per share: Class E(#)	$10.43
Class E — Net assets	$263,439
Class E — Shares outstanding ($. 01 par value)	25,247
Net asset value per share: Class M(#)	$10.40
Class M — Net assets	$28,973,776
Class M — Shares outstanding ($. 01 par value)	2,786,391
Net asset value per share: Class S(#)	$10.41
Class S — Net assets	$496,012,224
Class S — Shares outstanding ($. 01 par value)	47,670,444
Amounts in thousands
(•) Interest rate swap contracts - premiums paid (received)	$(947)
(>) Investments in affiliates, U. S. Cash Management Fund	$2,143

(a) Cash Collateral for Swaps	$2,113
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt High Yield Bond Fund 649

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$3
Dividends from affiliated funds	65
Interest	18,648
Total investment income	18,716

Expenses
Advisory fees	2,089
Administrative fees	201
Custodian fees	93
Distribution fees - Class A	6
Distribution fees - Class C	12
Transfer agent fees - Class A	5
Transfer agent fees - Class C	3
Transfer agent fees - Class E	8
Transfer agent fees - Class M	9
Transfer agent fees - Class S	810
Professional fees	77
Registration fees	127
Shareholder servicing fees - Class C	4
Shareholder servicing fees - Class E	10
Trustees’ fees	12
Printing fees	37
Miscellaneous	12
Expenses before reductions	3,515
Expense reductions	(814)
Net expenses	2,701
Net investment income (loss)	16,015

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(656)
Investments in affiliated funds	2
Interest rate swap contracts	103
Net realized gain (loss)	(551)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,983)
Investments in affiliated funds	(1)
Interest rate swap contracts	755
Net change in unrealized appreciation (depreciation)	(2,229)
Net realized and unrealized gain (loss)	(2,780)
Net Increase (Decrease) in Net Assets from Operations	$13,235

See accompanying notes which are an integral part of the financial statements.

650 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,015	$11,066
Net realized gain (loss)	(551)	503
Net change in unrealized appreciation (depreciation)	(2,229)	11,739
Net increase (decrease) in net assets from operations	13,235	23,308

Distributions
From net investment income
Class A	(88)	(60)
Class C	(42)	(38)
Class E	(176)	(629)
Class M	(148)	—
Class S	(14,874)	(10,093)
From net realized gain
Class A	(3)	(1)
Class C	(2)	(1)
Class E	(28)	(13)
Class S	(467)	(190)
Net decrease in net assets from distributions	(15,828)	(11,025)

Share Transactions*
Net increase (decrease) in net assets from share transactions	210,473	61,150
Total Net Increase (Decrease) in Net Assets	207,880	73,433

Net Assets
Beginning of period	322,718	249,285
End of period	$530,598	$322,718
Undistributed (overdistributed) net investment income included in net assets	$1,841	$1,186

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt High Yield Bond Fund 651

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	170	$1,752	86	$895
Proceeds from reinvestment of distributions	6	64	6	58
Payments for shares redeemed	(9)	(93)	(19)	(199)
Net increase (decrease)	167	1,723	73	754
Class C
Proceeds from shares sold	82	839	290	3,042
Proceeds from reinvestment of distributions	4	44	4	38
Payments for shares redeemed	(124)	(1,255)	(145)	(1,517)
Net increase (decrease)	(38)	(372)	149	1,563
Class E
Proceeds from shares sold	69	694	290	3,038
Proceeds from reinvestment of distributions	20	203	61	639
Payments for shares redeemed	(1,794)	(18,171)	(256)	(2,676)
Net increase (decrease)	(1,705)	(17,274)	95	1,001
Class M(1)
Proceeds from shares sold	2,847	29,796	—	—
Proceeds from reinvestment of distributions	14	148	—	—
Payments for shares redeemed	(75)	(779)	—	—
Net increase (decrease)	2,786	29,165	—	—
Class S
Proceeds from shares sold	27,623	283,291	11,243	117,796
Proceeds from reinvestment of distributions	1,479	15,197	981	10,233
Payments for shares redeemed	(9,800)	(101,257)	(6,705)	(70,197)
Net increase (decrease)	19,302	197,231	5,519	57,832
Total increase (decrease)	20,512	$210,473	5,836	$61,150

(1) For period March 17, 2017 (commencement of operations) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

652 Tax-Exempt High Yield Bond Fund

(This page intentionally left blank)

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	10.58	. 37	(. 17)	. 20	(. 36)	(. 02)
October 31, 2016	10.11	. 38	. 48	. 86	(. 38)	(. 01)
October 31, 2015(4)	10.00	. 13	. 08	. 21	(. 10)	—

Class C
October 31, 2017	10.56	. 29	(. 16)	. 13	(. 28)	(. 02)
October 31, 2016	10.10	. 30	. 48	. 78	(. 31)	(. 01)
October 31, 2015(4)	10.00	. 12	. 06	. 18	(. 08)	—

Class E
October 31, 2017	10.59	. 37	(. 18)	. 19	(. 33)	(. 02)
October 31, 2016	10.11	. 38	. 48	. 86	(. 37)	(. 01)
October 31, 2015(4)	10.00	. 16	. 05	. 21	(. 10)	—

Class M
October 31, 2017(9)	10.13	. 26	. 24	. 50	(. 23)	—

Class S
October 31, 2017	10.59	. 40	(. 17)	. 23	(. 39)	(. 02)
October 31, 2016	10.11	. 41	. 48	. 89	(. 40)	(. 01)
October 31, 2015(4)	10.00	. 15	. 07	. 22	(. 11)	—

See accompanying notes which are an integral part of the financial statements.

654 Tax-Exempt High Yield Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(. 38)	10.40	2.00	3,681	1.08	. 89	3.60	71
(. 39)	10.58	8.59	1,980	1.13	. 89	3.63	22
(. 10)	10.11	2.11	1,155	1.12	. 89	3.16	23

(. 30)	10.39	1.29	1,668	1.83	1.64	2.85	71
(. 32)	10.56	7.79	2,096	1.88	1.64	2.86	22
(. 08)	10.10	1.82	498	1.88	1.64	2.82	23

(. 35)	10.43	1.89	263	1.08	. 88	3.64	71
(. 38)	10.59	8.68	18,321	1.13	. 89	3.64	22
(. 10)	10.11	2.13	16,539	1.15	. 89	3.81	23

(. 23)	10.40	4.97	28,974	. 82	. 54	4.00	71

(. 41)	10.41	2.25	496,012	. 83	. 64	3.84	71
(. 41)	10.59	8.95	300,321	. 88	. 64	3.89	22
(. 11)	10.11	2.20	231,093	. 88	. 64	3.57	23

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt High Yield Bond Fund 655

Russell Investment Company
Tax-Exempt High Yield Bond Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$146,725
Administration fees	21,345
Distribution fees	1,820
Shareholder servicing fees	410
Transfer agent fees	86,352
Trustee fees	2,995
$259,647

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$15,912	$296,481	$310,251	$2	$(1)	$2,143	$65	$—
	$15,912	$296,481	$310,251	$2	$(1)	$2,143	$65	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$517,605,932
Unrealized Appreciation	$18,647,800
Unrealized Depreciation	(7,189,833)
Net Unrealized Appreciation (Depreciation)	$11,457,967
Undistributed Ordinary Income	$1,830,880
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(510,077)
Tax Composition of Distributions
Ordinary Income	$983,749
Tax-Exempt Income	$14,845,037

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(32)
Accumulated net realized gain (loss)	32
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

656 Tax-Exempt High Yield Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Tax-Exempt Bond Fund - Class A‡			Bloomberg Barclays 1-15 Year Municipal Blend Index
	Total		(1-17) **
	Return			Total
1 Year	(2.54)%			Return
5 Years	1.42	%§	1 Year	1.94%
10 Years	3.06	%§	5 Years	2.51	%§
			10 Years	4.12	%§

Tax-Exempt Bond Fund - Class C			Tax Exempt Bond Linked Benchmark ***
	Total
	Return			Total
				Return
1 Year	0.48%		1 Year	1.94%
5 Years	1.48	%§	5 Years	2.61	%§
10 Years	2.71	%§	10 Years	3.99	%§

Tax-Exempt Bond Fund - Class E
	Total
	Return
1 Year	1.22%
5 Years	2.24	%§
10 Years	3.48	%§

Tax-Exempt Bond Fund - Class M‡‡
	Total
	Return
1 Year	1.61%
5 Years	2.52	%§
10 Years	3.75	%§

Tax-Exempt Bond Fund - Class S
	Total
	Return
1 Year	1.50%
5 Years	2.50	%§
10 Years	3.74	%§

Tax-Exempt Bond Fund 657

Russell Investment Company
Tax-Exempt Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Tax-Exempt Bond Fund (the “Fund”) employs a multi-	states, New Jersey and Illinois were top performers returning over
manager approach whereby portions of the Fund are allocated to	3.0% during the year. However, the U. S. territory of Puerto Rico
different money manager strategies. Fund assets not allocated to	experienced a 3.0% loss in the final quarter as Hurricane Maria
money managers are managed by Russell Investment Management,	destroyed much of its infrastructure. The relatively more defensive
LLC (“RIM”), the Fund’s advisor. RIM may change the allocation	pre-refunded sector fared worst among municipal sectors.
of the Fund’s assets among money managers at any time. An	The Fund will tend to perform well in markets where revenue
exemptive order from the Securities and Exchange Commission	and industrial development sectors lead. This is generally an
(“SEC”) permits RIM to engage or terminate a money manager	environment where the economy is stable and a higher coupon
at any time, subject to approval by the Fund’s Board, without a	can be clipped or an environment where municipal tax receipts
shareholder vote. Pursuant to the terms of the exemptive order,	are stable or increasing, providing a better ability for issuers to
the Fund is required to notify its shareholders within 90 days of	service their debt. This may also be generalized as a “risk on”
when a money manager begins providing services. As of October	market where investors are generally bullish about the economy.
31, 2017, the Fund had two money managers.	Environments that feature sharp rises in interest rates or mass
What is the Fund’s investment objective?	sell offs in fixed income risk assets (e. g. , the 2008 financial crisis)
The Fund seeks to provide federal tax-exempt current income	will tend to be unfavorable for the Fund. For the fiscal year ended
consistent with the preservation of capital. The Fund will invest,	October 31, 2017, strong investor demand and tightening credit
under normal circumstances, at least 80% of the value of its	spreads created a favorable environment for Fund performance.
assets in investments the income from which is exempt from	How did the investment strategies and techniques employed
federal income tax.	by the Fund and its money managers affect its benchmark-
How did the Fund perform relative to its benchmark for the	relative performance?
fiscal year ended October 31, 2017?	The Fund’s benchmark relative asset allocation did not have a
For the fiscal year ended October 31, 2017, the Fund’s Class A,	significant impact on the Fund’s relative performance over the
Class C, Class E, Class M and Class S Shares gained 1.24%, 0.48%,	period. An overweight to hospitals and underweight to state
1.22%, 1.61% and 1.50%, respectively. This is compared to the	general obligation (GO) bonds was beneficial. However, an
Fund’s benchmark, the Bloomberg Barclays Municipal 1-15 Year	overweight to the education sector and California detracted for
Blend (1-17) Index, which gained 1.94% during the same period.	the year. Further detracting from the Fund’s relative performance
The Fund’s performance includes operating expenses, whereas	were an overweight to credit and concentrated maturity structure
index returns are unmanaged and do not include expenses of any	positions during the sharp market sell off in November 2016.
kind. For Share Classes with inception dates after November 1,	The Fund employs discretionary money managers. The Fund’s
2016, annual returns reflect the returns of other Share Classes	discretionary money managers select the individual portfolio
of the Fund for the period prior to inception. Please refer to the	securities for the assets assigned to them. Fund assets not
footnotes at the end of the Portfolio Management Discussion and	allocated to discretionary money managers include the Fund’s
Analysis, as applicable.	cash balances and assets which may be managed directly by
For the fiscal year ended October 31, 2017, the Morningstar®	RIM to effect the Fund’s investment strategies and/or to actively
Muni National Intermediate Category, a group of funds that	manage the Fund’s overall exposures by investing in securities or
Morningstar considers to have investment strategies similar to	other instruments that RIM believes will achieve the desired risk/
those of the Fund, gained 1.46%. This result serves as a peer	return profile for the Fund.
comparison and is expressed net of operating expenses.	With respect to certain of the Fund’s money managers, MacKay
Shields LLC (“MacKay Shields”) outperformed the Fund’s
How did the market conditions described in the Market	benchmark for the one-year period primarily due to an overweight
Summary report affect the Fund’s performance?	of maturities beyond 10-years, and sector and quality selection.
For the fiscal year ended October 31, 2017, the U. S. municipal	Overweights to hospital and Illinois bonds, which rallied strongly
yield curve experienced a bear flattener, with shorter-term yields	in the latter part of the year, led to sector outperformance.
rising over 75 basis points, and longer-term yields rising 25 basis
points. This was driven in large part due to three U. S. Federal	AllianceBernstein, L. P. (“AllianceBernstein”) moderately
Reserve interest rate hikes and spreads tightening during a fiscal	underperformed the Fund’s benchmark from the beginning of
year where monetary policy remained generally accommodative.	the year until September 7, 2017, when they were terminated.
Leasing and tobacco bonds led performance among municipal	Security selection was the cause for underperformance as they
sectors, as did lower quality A- and BBB-rated bonds. Among	held an overweight to Illinois during the first part of the year,

658 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

when these positions did not perform favorably. A concentrated	Money Managers as of October 31,
position in A- and BBB-rated issues and yield curve positioning	2017	Styles
were positives.
	Goldman Sachs Asset Management, L. P.	Sector Specialist
RIM’s decision to tactically overweight the Fund’s allocation	MacKay Shields LLC	Sector Specialist
to MacKay Shields versus AllianceBernstein was positive for	The views expressed in this report reflect those of the
performance, given the former manager’s relatively stronger	portfolio managers only through the end of the period
results.	covered by the report. These views do not necessarily
During the period, the Fund did not use derivatives.	represent the views of RIM or any other person in RIM or
any other affiliated organization. These views are subject to
Describe any changes to the Fund’s structure or the money	change at any time based upon market conditions or other
manager line-up.	events, and RIM disclaims any responsibility to update the
In September 2017, RIM terminated AllianceBernstein, L. P. as	views contained herein. These views should not be relied on
a sector specialist and hired Goldman Sachs Asset Management,	as investment advice and, because investment decisions for
L. P. , a sector specialist in which it has higher conviction.	a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2007.

** The Bloomberg Barclays Municipal 1-15 Yr Blend (1-17) Index is an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-17 years.

*** The Tax Exempt Bond Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Tax Exempt Bond Linked Benchmark represents the returns of the Bloomberg Barclays Municipal
1-10 Yr Blend (1-12) Index through June 30, 2013 and the returns of the Bloomberg Barclays Municipal 1-15 Yr Blend (1-17) Index thereafter.

‡ The Fund first issued Class A Shares on June 1, 2010.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Tax-Exempt Bond Fund 659

Russell Investment Company
Tax-Exempt Bond Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars) of	Class A	Performance	expenses)
Beginning Account Value
investing in the fund and to compare these costs with the ongoing	May 1, 2017	$1,000.00	$1,000.00
costs of investing in other mutual funds. The Example is based on	Ending Account Value
an investment of $1,000 invested at the beginning of the period	October 31, 2017	$1,019.90	$1,021.12
and held for the entire period indicated, which for this Fund is	Expenses Paid During Period*	$4.12	$4.13

from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 0.81%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,015.90	$1,017.54
	Expenses Paid During Period*	$7.72	$7.73
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.52%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,019.50	$1,021.32
of other funds.	Expenses Paid During Period*	$3.92	$3.92

* Expenses are equal to the Fund's annualized expense ratio of 0.77%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

660 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,022.00	$1,023.09
Expenses Paid During Period*	$2.14	$2.14

* Expenses are equal to the Fund's annualized expense ratio of 0.42%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,021.00	$1,022.58
Expenses Paid During Period*	$2.65	$2.65

* Expenses are equal to the Fund's annualized expense ratio of 0.52%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Tax-Exempt Bond Fund 661

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Municipal Bonds - 99.0%
Alabama - 3.5%
Alabama 21st Century Authority Revenue Bonds	1,120	5.000	06/01/18	1,143
Alabama 21st Century Authority Revenue Bonds	545	5.000	06/01/20	590
Alabama Federal Aid Highway Finance Authority Revenue Bonds	13,500	5.000	09/01/26	16,689
Alabama Federal Aid Highway Finance Authority Revenue Bonds	3,000	5.000	09/01/28	3,715
Alabama Public School & College Authority Revenue Bonds	3,385	5.000	05/01/23	3,978
Black Belt Energy Gas District Revenue Bonds(~)(ae)(Ê)	11,000	4.000	07/01/22	12,011
County of Jefferson Alabama General Obligation Limited(µ)	4,100	5.000	04/01/22	4,107
County of Jefferson Alabama Sewer Revenue Bonds	2,230	5.000	10/01/22	2,453
Homewood Educational Building Authority Revenue Bonds(µ)	485	5.000	12/01/26	543
Limestone County Board of Education Special Tax(µ)	1,000	5.000	11/01/30	1,146
Limestone County Board of Education Special Tax(µ)	1,000	5.000	11/01/31	1,145
Mobile County Board of School Commissioners Revenue Bonds	1,445	5.000	03/01/32	1,632
Pell City Special Care Facilities Financing Authority Revenue Bonds	9,000	5.000	12/01/31	9,889
University of South Alabama Revenue Bonds(µ)	1,530	5.000	11/01/24	1,826
University of South Alabama Revenue Bonds(µ)	1,695	5.000	11/01/25	2,041
University of South Alabama Revenue Bonds(µ)	1,000	5.000	10/01/31	1,188
University of South Alabama Revenue Bonds(µ)	715	5.000	10/01/32	844
University of South Alabama Revenue Bonds(µ)	1,555	5.000	10/01/34	1,814
University of Southern Alabama Revenue Bonds(µ)	325	5.000	10/01/36	377
				67,131
Alaska - 0.2%
Alaska Industrial Development & Export Authority Revenue Bonds	1,170	5.000	04/01/25	1,332
Alaska Railroad Corp. Revenue Bonds	500	5.000	08/01/18	513
City of Valdez Alaska Revenue Bonds	750	5.000	01/01/21	829
City of Valdez Alaska Revenue Bonds(~)(Ê)	900	0.900	05/01/31	900
Northern Tobacco Securitization Corp. Revenue Bonds	350	5.000	06/01/32	342
				3,916
Arizona - 2.2%
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/18	2,014
Arizona Health Facilities Authority Revenue Bonds	2,000	5.000	02/01/18	2,017
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/22	2,014
Arizona Health Facilities Authority Revenue Bonds	2,255	5.000	02/01/34	2,417
Arizona Transportation Board Revenue Bonds	2,685	5.000	07/01/25	3,220
Arizona Water Infrastructure Finance Authority Revenue Bonds	1,000	5.000	10/01/18	1,036
City of Glendale Excise Tax Revenue Bonds	2,500	5.000	07/01/28	3,041
City of Glendale Excise Tax Revenue Bonds	2,505	5.000	07/01/29	3,028
City of Glendale Excise Tax Revenue Bonds	2,025	5.000	07/01/32	2,405
County of Pinal Arizona Revenue Bonds	2,455	5.000	08/01/21	2,757
County of Pinal Arizona Revenue Bonds	1,775	5.000	08/01/25	2,100
Maricopa County Industrial Development Authority Revnue Bonds	1,860	4.000	01/01/41	1,928
Maricopa County Pollution Control Corp. Revenue Bonds(~)(Ê)	2,310	5.200	06/01/43	2,500
Pinal County Elementary School District No. 4 Casa Grande General Obligation
Unlimited(µ)	175	5.000	07/01/20	192
Pinal County Elementary School District No. 4 Casa Grande General Obligation
Unlimited(µ)	275	5.000	07/01/21	309
Pinal County Elementary School District No. 4 Casa Grande General Obligation
Unlimited(µ)	250	5.000	07/01/27	304
Pinal County Elementary School District No. 4 Casa Grande General Obligation
Unlimited(µ)	125	5.000	07/01/28	151

See accompanying notes which are an integral part of the financial statements.

662 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Pinal County Elementary School District No. 4 Casa Grande General Obligation
Unlimited(µ)	215	5.000	07/01/29	257
Pinal County Elementary School District No. 4 Casa Grande General Obligation
Unlimited(µ)	765	5.000	07/01/30	909
Salt River Project Agricultural Improvement & Power District Revenue Bonds	1,635	5.000	01/01/25	1,709
Salt Verde Financial Corp. Revenue Bonds	1,045	5.250	12/01/24	1,235
Student & Academic Services LLC Revenue Bonds(µ)	200	5.000	06/01/26	236
Student & Academic Services LLC Revenue Bonds(µ)	425	5.000	06/01/27	500
Student & Academic Services LLC Revenue Bonds(µ)	390	5.000	06/01/28	457
Town of Marana Arizona Revenue Bonds	2,240	5.000	07/01/26	2,592
Town of Marana Arizona Revenue Bonds	800	5.000	07/01/27	921
Town of Marana Arizona Revenue Bonds	1,485	5.000	07/01/28	1,688
				41,937
Arkansas - 0.1%
County of Pulaski Arkansas Revenue Bonds	1,000	5.000	03/01/29	1,190
Henderson State University Revenue Bonds(µ)	220	3.000	11/01/18	224
				1,414
California - 7.2%
Abag Finance Authority for Nonprofit Corps. Revenue Bonds	1,340	6.000	08/01/30	1,551
Alum Rock Union Elementary School District General Obligation Unlimited(µ)	400	5.000	08/01/20	441
Alum Rock Union Elementary School District General Obligation Unlimited(µ)	600	5.000	08/01/21	680
Anaheim Housing & Public Improvements Authority Revenue Bonds	2,450	5.000	10/01/31	2,760
Anaheim Housing & Public Improvements Authority Revenue Bonds	2,000	5.000	10/01/32	2,249
Brea Redevelopment Agency Tax Allocation	600	5.000	08/01/32	721
Brentwood Infrastructure Financing Authority Special Assessment(µ)	1,000	5.000	09/02/29	1,168
Brentwood Union School District General Obligation Unlimited	100	5.000	08/01/28	123
Brentwood Union School District General Obligation Unlimited	110	5.000	08/01/29	135
Brentwood Union School District General Obligation Unlimited	100	5.000	08/01/30	122
Brentwood Union School District General Obligation Unlimited	200	5.000	08/01/32	240
Brentwood Union School District General Obligation Unlimited	250	5.000	08/01/33	299
California Health Facilities Financing Authority Revenue Bonds	1,000	5.000	02/01/25	1,200
California Health Facilities Financing Authority Revenue Bonds	1,000	5.000	02/01/26	1,211
California Health Facilities Financing Authority Revenue Bonds	1,265	5.000	02/01/27	1,542
California Health Facilities Financing Authority Revenue Bonds	1,350	5.000	02/01/28	1,630
California Health Facilities Financing Authority Revenue Bonds	1,000	5.000	11/15/29	1,115
California Health Facilities Financing Authority Revenue Bonds	365	5.000	08/15/32	425
California Health Facilities Financing Authority Revenue Bonds	600	5.000	08/15/33	694
California Health Facilities Financing Authority Revenue Bonds	1,600	5.000	08/15/35	1,837
California Municipal Finance Authority Revenue Bonds	690	5.000	08/15/27	855
California Municipal Finance Authority Revenue Bonds	800	5.000	08/15/32	954
California Municipal Finance Authority Revenue Bonds	1,200	5.000	08/15/34	1,418
California Pollution Control Financing Authority Revenue Bonds(~)(Ê)	6,200	0.820	11/01/26	6,200
California Statewide Communities Development Authority Revenue Bonds	475	3.500	11/01/18	478
California Statewide Communities Development Authority Revenue Bonds	2,520	5.000	04/01/19	2,659
California Statewide Communities Development Authority Revenue Bonds	1,405	6.000	05/15/23	1,443
California Statewide Communities Development Authority Revenue Bonds(Å)	2,630	3.500	11/01/27	2,639
California Statewide Communities Development Authority Revenue Bonds	275	5.000	04/01/30	325
California Statewide Communities Development Authority Revenue Bonds	1,565	6.125	11/01/33	1,827
California Statewide Communities Development Authority Revenue Bonds	900	5.000	08/01/34	1,033
Centinela Valley Union High School District General Obligation Unlimited	500	5.750	08/01/27	616
Centinela Valley Union High School District General Obligation Unlimited	1,000	5.750	08/01/28	1,231

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 663

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Centinela Valley Union High School District General Obligation Unlimited	650	5.750	08/01/29	800
City of Los Angeles Department of Airports Revenue Bonds	1,655	5.000	05/15/29	1,811
City of Sacramento Unified School District General Obligation Unlimited(µ)	3,000	5.000	07/01/31	3,457
City of Vallejo California Water Revenue Bonds	1,755	5.250	05/01/27	2,063
City of Vallejo California Water Revenue Bonds	3,005	5.250	05/01/29	3,504
County of Los Angeles California Certificate Of Participation	200	5.000	09/01/20	220
County of Los Angeles California Certificate Of Participation	500	5.000	03/01/21	560
County of Los Angeles California Certificate Of Participation	125	5.000	09/01/21	142
County of Sacramento California Airport System Revenue Bonds	2,000	5.000	07/01/22	2,052
Desert Hot Springs Redevelopment Agency Successor Agency Tax Allocation(µ)	1,105	5.000	09/01/28	1,337
Desert Hot Springs Redevelopment Agency Successor Agency Tax Allocation(µ)	400	5.000	09/01/29	481
Desert Hot Springs Redevelopment Agency Successor Agency Tax Allocation(µ)	775	5.000	09/01/32	916
Dinuba Redevelopment Agency Tax Allocation(µ)	590	5.000	09/01/33	684
Emeryville Redevelopment Agency Successor Agency Tax Allocation	1,980	5.000	09/01/20	2,186
Florin Resource Conservation District Revenue Bonds(µ)	455	4.000	09/01/18	466
Florin Resource Conservation District Revenue Bonds(µ)	450	5.000	09/01/24	538
Golden State Tobacco Securitization Corp. Revenue Bonds(µ)	750	4.600	06/01/23	765
Golden State Tobacco Securitization Corp. Revenue Bonds	3,690	5.000	06/01/28	4,324
Hollister Joint Powers Financing Authority Wastewater Revenue Bonds(µ)	1,000	5.000	06/01/36	1,163
Inglewood Redevelopment Agency Successor Agency Tax Allocation(µ)	350	5.000	05/01/27	431
Inglewood Redevelopment Agency Successor Agency Tax Allocation(µ)	1,000	5.000	05/01/33	1,172
Lynwood Unified School District General Obligation Unlimited(µ)	245	2.878	08/01/27	186
Lynwood Unified School District General Obligation Unlimited(µ)	390	3.075	08/01/28	282
Lynwood Unified School District General Obligation Unlimited(µ)	360	3.197	08/01/29	249
Lynwood Unified School District General Obligation Unlimited(µ)	525	3.348	08/01/30	345
Lynwood Unified School District General Obligation Unlimited(µ)	565	3.418	08/01/31	356
Lynwood Unified School District General Obligation Unlimited(µ)	500	3.518	08/01/32	300
Lynwood Unified School District General Obligation Unlimited(µ)	685	3.668	08/01/33	388
Lynwood Unified School District General Obligation Unlimited(µ)	630	3.743	08/01/34	340
Lynwood Unified School District General Obligation Unlimited(µ)	785	3.843	08/01/35	402
Lynwood Unified School District General Obligation Unlimited(µ)	990	3.916	08/01/36	481
Lynwood Utility Authority Revenue Bonds(µ)	450	5.000	06/01/31	535
Lynwood Utility Authority Revenue Bonds(µ)	465	5.000	06/01/32	550
Oxnard Financing Authority Revenue Bonds(µ)	740	5.000	06/01/21	836
Oxnard Financing Authority Revenue Bonds(µ)	775	5.000	06/01/34	893
Oxnard School District General Obligation Unlimited(µ)	810	5.250	08/01/28	981
Oxnard School District General Obligation Unlimited(µ)	325	5.250	08/01/29	392
Pajaro Valley Water Management Agency Revenue Bonds(µ)	775	4.000	03/01/18	783
Palomar Health General Obligation Unlimited	2,230	5.000	08/01/29	2,656
Riverside County Public Financing Authority Tax Allocation(µ)	2,270	5.000	10/01/27	2,722
San Francisco City & County Public Utilities Commission Water Revenue Bonds	2,685	5.000	11/01/27	3,066
San Joaquin Hills Transportation Corridor Agency Revenue Bonds	9,585	5.000	01/15/29	11,005
San Leandro Unified School District General Obligation Unlimited(µ)	430	5.000	08/01/34	514
San Ysidro School District Certificate Of Participation(µ)	1,175	5.000	09/01/28	1,401
Sanger Unified School District General Obligation Unlimited(µ)	525	5.000	08/01/31	641
Sanger Unified School District General Obligation Unlimited(µ)	780	5.000	08/01/33	940
Sanger Unified School District General Obligation Unlimited(µ)	1,275	5.000	08/01/34	1,525
Shasta Lake Public Finance Authority Tax Allocation(µ)	285	5.000	12/01/25	344
South Orange County Public Financing Authority Special Tax	900	5.000	08/15/29	998

See accompanying notes which are an integral part of the financial statements.

664 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Southern California Public Power Authority Revenue Bonds	1,500	5.000	07/01/18	1,540
Southern California Public Power Authority Revenue Bonds	1,000	5.000	07/01/23	1,101
State of California Department of Water Resources Revenue Bonds(ae)	860	5.000	06/01/18	880
State of California Department of Water Resources Revenue Bonds	140	5.000	12/01/21	143
State of California General Obligation Unlimited(ae)	635	5.250	07/01/19	679
State of California General Obligation Unlimited	2,500	5.500	04/01/21	2,655
State of California General Obligation Unlimited	365	5.250	07/01/21	390
State of California General Obligation Unlimited	1,000	5.250	03/01/22	1,095
State of California General Obligation Unlimited	7,095	5.000	11/01/25	8,447
State of California General Obligation Unlimited	5,760	5.000	03/01/26	6,959
State of California General Obligation Unlimited	2,500	5.250	09/01/28	2,865
State of California General Obligation Unlimited	2,685	5.000	10/01/29	2,729
State of California General Obligation Unlimited	450	5.000	02/01/31	516
State of California General Obligation Unlimited(~)(Ê)	1,500	0.580	05/01/34	1,500
Tuolumne Wind Project Authority Revenue Bonds	1,500	5.000	01/01/18	1,510
Watereuse Finance Authority Revenue Bonds	1,230	5.500	05/01/36	1,462
				139,475
Colorado - 2.4%
Arapahoe County School District No. 5 Cherry Creek General Obligation Unlimited	1,055	6.000	12/15/29	1,418
Arapahoe County School District No. 5 Cherry Creek General Obligation Unlimited	3,240	6.000	12/15/30	4,337
BNC Metropolitan District No. 1 General Obligation Unlimited(µ)	360	5.000	12/01/32	418
Centerra Metropolitan District No. 1 Tax Allocation	1,200	5.000	12/01/29	1,304
City & County of Denver Certificate of Participation(~)(Ê)	1,605	0.700	12/01/29	1,605
City & County of Denver Colorado Airport System Revenue Bonds	1,965	5.000	11/15/25	2,285
City of Colorado Springs Colorado Utilities System Revenue Bonds	4,000	5.000	11/15/18	4,162
Colorado Educational & Cultural Facilities Authority Revenue Bonds	2,000	5.000	04/01/18	2,031
Colorado Educational & Cultural Facilities Authority Revenue Bonds	1,000	5.000	08/15/30	1,113
Colorado Educational & Cultural Facilities Authority Revenue Bonds	850	5.000	12/01/31	962
Colorado Health Facilities Authority Revenue Bonds	1,500	5.000	09/01/30	1,728
Colorado Health Facilities Authority Revenue Bonds	685	5.250	02/01/31	731
Denver Health & Hospital Authority Revenue Bonds	525	4.250	12/01/33	541
Denver Urban Renewal Authority Tax Allocation	1,575	5.000	12/01/21	1,779
Dominion Water & Sanitation District Revenue Bonds	5,500	5.250	12/01/27	5,765
E-470 Public Highway Authority Revenue Bonds	1,250	5.375	09/01/26	1,377
Eaton Area Park & Recreation District General Obligation Limited	470	5.500	12/01/30	510
Glen Metropolitan District No. 2 General Obligation Unlimited	1,320	5.000	12/01/47	1,304
High Plains Metropolitan District General Obligation Unlimited(µ)	500	5.000	12/01/35	575
Park 70 Metropolitan District General Obligation Unlimited	165	5.000	12/01/19	175
Park 70 Metropolitan District General Obligation Unlimited	195	5.000	12/01/20	211
Park Creek Metropolitan District General Obligation Limited(µ)	1,150	5.000	12/01/28	1,343
Park Creek Metropolitan District General Obligation Limited(µ)	510	5.000	12/01/29	592
Park Creek Metropolitan District Revenue Bonds	1,860	4.000	12/01/20	1,974
Regional Transportation District Certificate Of Participation(Å)	6,725	5.000	06/01/27	7,801
				46,041
Connecticut - 2.1%
City of Bridgeport Connecticut General Obligation Unlimited(µ)	965	5.000	07/01/29	1,106
City of Hartford Connecticut General Obligation Unlimited(µ)	155	5.000	08/15/22	172
City of Hartford General Obligation Unlimited(µ)	2,205	5.000	07/01/31	2,387
City of New Haven Connecticut General Obligation Unlimited(µ)	2,000	5.000	08/01/21	2,213
City of New Haven Connecticut General Obligation Unlimited(µ)	1,915	5.000	09/01/30	2,198

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 665

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Connecticut Clean Water Fund Revenue Bonds	3,945	5.000	05/01/32	4,748
Connecticut State Health & Educational Facility Authority Revenue Bonds	2,500	5.000	07/01/25	2,567
State of Connecticut General Obligation Unlimited	6,500	5.000	11/15/21	7,293
State of Connecticut General Obligation Unlimited	5,685	5.000	11/15/22	6,492
State of Connecticut General Obligation Unlimited	5,500	5.000	03/15/29	6,362
State of Connecticut Special Tax Revenue Bonds	4,470	5.000	10/01/25	5,155
				40,693
District of Columbia - 0.3%
District of Columbia Revenue Bonds	2,000	3.875	07/01/24	2,002
District of Columbia Revenue Bonds	1,000	4.125	07/01/27	1,029
District of Columbia Revenue Bonds	2,000	5.000	06/01/36	2,187
Metropolitan Washington Airports Authority Revenue Bonds	1,205	5.000	10/01/35	1,314
				6,532
Florida - 7.0%
Bonterra Community Development District Special Assessment	195	2.750	05/01/24	192
Bonterra Community Development District Special Assessment	215	3.250	05/01/27	209
Bonterra Community Development District Special Assessment	220	3.400	05/01/28	215
Bonterra Community Development District Special Assessment	720	3.625	05/01/31	705
Bonterra Community Development District Special Assessment	655	4.000	05/01/37	640
Capital Projects Finance Authority Revenue Bonds(µ)	220	5.125	10/01/21	221
Celebration Pointe Community Development District Special Assessment	350	4.000	05/01/22	355
Central Florida Expressway Authority Revenue Bonds	3,250	5.000	07/01/33	3,770
Citizens Property Insurance Corp. Revenue Bonds	2,500	5.000	06/01/18	2,555
Citizens Property Insurance Corp. Revenue Bonds	2,495	5.000	06/01/19	2,639
Citizens Property Insurance Corp. Revenue Bonds	2,500	5.000	06/01/20	2,737
Citizens Property Insurance Corp. Revenue Bonds	7,385	5.000	06/01/22	8,504
City of Gainesville Utilities System Revenue	500	5.000	10/01/33	599
City of Miami Beach Florida Parking Revenue Bonds(µ)	395	5.000	09/01/32	461
City of Miami Beach Florida Parking Revenue Bonds(µ)	1,755	5.000	09/01/33	2,041
City of North Port Florida Special Assessment(µ)	715	5.000	07/01/25	832
City of North Port Florida Special Assessment(µ)	1,135	5.000	07/01/26	1,313
City of Tallahassee Florida Revenue Bonds	500	5.000	12/01/27	573
City of Tallahassee Florida Revenue Bonds	650	5.000	12/01/28	740
Collier County Industrial Development Authority Revenue Bonds	1,695	5.500	10/01/26	1,877
County of Miami-Dade Florida Aviation Revenue Bonds	935	5.250	10/01/30	1,037
County of Miami-Dade Florida Revenue Bonds	3,000	5.000	10/01/28	3,446
County of Miami-Dade Florida Revenue Bonds	3,600	5.000	10/01/29	4,128
County of Miami-Dade Florida Revenue Bonds(µ)	4,310	4.019	10/01/35	2,127
County of Orange Florida Sales Tax Revenue Bonds	8,885	5.000	01/01/20	9,598
County of St. Lucie Pollution Control Revenue Bonds(~)(Ê)	11,500	0.870	09/01/28	11,500
Escambia County Health Facilities Authority Revenue Bonds	2,345	6.000	08/15/36	2,571
Florida Municipal Power Agency Revenue Bonds	4,660	5.000	10/01/28	5,627
JEA Electric System Revenue Bonds	645	5.000	10/01/20	714
Mediterranea Community Development District Special Assessment	260	4.250	05/01/29	259
Miami Beach Health Facilities Authority Revenue Bonds	5,930	5.000	11/15/29	6,463
Miami-Dade County Expressway Authority Revenue Bonds	350	5.000	07/01/18	359
Miami-Dade County Expressway Authority Revenue Bonds	1,400	5.000	07/01/31	1,636
Mid-Bay Bridge Authority Revenue Bonds	455	5.000	10/01/23	532
Mid-Bay Bridge Authority Revenue Bonds	2,500	7.250	10/01/34	3,043
Orange County Health Facilities Authority Revenue Bonds	3,000	5.000	10/01/39	3,377

See accompanying notes which are an integral part of the financial statements.

666 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Orlando Utilities Commission Revenue Bonds	3,000	5.000	10/01/19	3,220
Orlando-Orange County Expressway Authority Revenue Bonds	4,145	5.000	07/01/20	4,537
Palm Beach County Health Facilities Authority Revenue Bonds	1,000	3.000	12/01/17	1,001
Reedy Creek Improvement District General Obligation Limited	850	5.000	06/01/20	930
Reedy Creek Improvement District General Obligation Limited	5,000	5.000	06/01/25	5,872
Reedy Creek Improvement District General Obligation Limited	4,870	5.000	06/01/26	5,694
South Miami Health Facilities Authority Revenue Bonds	750	5.000	08/15/18	757
State of Florida General Obligation Unlimited	11,000	5.000	06/01/21	12,419
State of Florida General Obligation Unlimited	2,990	5.000	06/01/22	3,460
Tampa Sports Authority Revenue Bonds	6,790	5.000	01/01/22	7,760
Volusia County School Board Certificate Of Participation(µ)	1,280	5.000	08/01/32	1,481
				134,726
Georgia - 1.6%
Burke County Development Authority Pollution Control Revenue Bonds(~)(Ê)	3,800	0.970	10/01/32	3,800
City of Atlanta Department of Aviation Revenue Bonds	2,500	5.000	01/01/20	2,701
City of Atlanta Department of Aviation Revenue Bonds	825	5.250	01/01/30	924
City of Atlanta Georgia General Obligation Limited	3,415	5.000	12/01/21	3,907
City of Atlanta Georgia Water & Wastewater Revenue Bonds	1,300	6.000	11/01/25	1,424
City of Atlanta Water & Wastewater Revenue Bonds(µ)(ae)	1,305	5.500	11/01/19	1,416
City of Atlanta Water & Wastewater Revenue Bonds(µ)	695	5.500	11/01/23	754
Glynn-Brunswick Memorial Hospital Authority Revenue Bonds	1,000	5.000	08/01/21	1,121
Heard County Development Authority Revenue Bonds(~)(Ê)	500	1.170	09/01/29	500
Monroe County Development Authority Revenue Bonds(~)(Ê)	3,650	1.150	11/01/48	3,650
Morgan County Hospital Authority Revenue Bonds	10,000	2.750	09/01/19	10,039
Savannah Hospital Authority Revenue Bonds	1,000	5.500	07/01/28	1,170
				31,406
Guam - 1.6%
Government of Guam Revenue Bonds	1,835	5.000	12/01/28	2,120
Guam Government Waterworks Authority Revenue Bonds	1,240	5.000	07/01/28	1,349
Guam Government Waterworks Authority Revenue Bonds	5,200	5.000	07/01/29	5,682
Guam Government Waterworks Authority Water & Wastewater System Revenue Bonds	300	5.000	07/01/31	331
Guam Power Authority Revenue Bonds(µ)	2,190	5.000	10/01/24	2,469
Guam Power Authority Revenue Bonds	2,500	5.500	10/01/30	2,647
Guam Power Authority Revenue Bonds	2,100	5.000	10/01/34	2,264
Territory of Guam Revenue Bonds	250	5.000	12/01/19	267
Territory of Guam Revenue Bonds	400	5.000	12/01/21	447
Territory of Guam Revenue Bonds	500	5.000	12/01/23	575
Territory of Guam Revenue Bonds	500	5.375	12/01/24	543
Territory of Guam Revenue Bonds	4,675	5.000	12/01/29	5,369
Territory of Guam Revenue Bonds	2,260	5.000	12/01/30	2,579
Territory of Guam Revenue Bonds	3,900	5.000	01/01/31	4,109
Territory of Guam Revenue Bonds	785	5.000	01/01/32	825
				31,576
Idaho - 0.8%
Idaho Health Facilities Authority Revenue Bonds	1,390	5.000	09/01/24	1,552
Idaho Health Facilities Authority Revenue Bonds	1,835	5.000	09/01/26	2,068
Idaho Health Facilities Authority Revenue Bonds	2,090	5.000	09/01/27	2,353
Idaho Health Facilities Authority Revenue Bonds	2,045	5.000	09/01/28	2,284
Idaho Health Facilities Authority Revenue Bonds	710	5.000	09/01/29	789
Idaho Health Facilities Authority Revenue Bonds	1,500	5.000	12/01/30	1,708

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 667

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Idaho Housing & Finance Association Revenue Bonds(µ)	1,330	5.250	07/15/21	1,369
Idaho Housing & Finance Association Revenue Bonds	1,670	5.000	07/15/31	1,918
Idaho State Building Authority Revenue Bonds	940	5.000	09/01/23	1,066
				15,107
Illinois - 10.7%
Chicago Board of Education Capital Improvement Tax Bonds	10,000	5.750	04/01/33	11,582
Chicago Board of Education General Obligation Unlimited(µ)	1,405	5.000	12/01/19	1,411
Chicago Board of Education General Obligation Unlimited(µ)	2,120	5.000	12/01/27	2,192
Chicago Board of Education General Obligation Unlimited(µ)(~)	1,750	4.322	12/01/30	1,006
Chicago Board of Education General Obligation Unlimited	5,000	7.000	12/01/42	5,946
Chicago Midway International Airport Revenue Bonds	4,435	5.000	01/01/34	5,008
Chicago O'Hare International Airport Revenue Bonds	4,250	5.000	01/01/33	4,915
Chicago Public Building Commission Revenue Bonds(µ)	1,830	5.250	12/01/18	1,891
City of Chicago General Obligation Unlimited	1,000	5.250	01/01/26	1,003
City of Chicago General Obligation Unlimited(µ)	6,250	5.250	01/01/31	6,950
City of Chicago Illinois General Obligation Unlimited	1,115	5.000	01/01/19	1,147
City of Chicago Illinois General Obligation Unlimited(µ)	575	5.000	12/01/19	577
City of Chicago Illinois General Obligation Unlimited(µ)	30	5.000	01/01/20	30
City of Chicago Illinois General Obligation Unlimited(µ)	250	4.250	01/01/21	250
City of Chicago Illinois General Obligation Unlimited	1,600	5.000	01/01/24	1,661
City of Chicago Illinois General Obligation Unlimited(µ)	2,275	5.250	01/01/24	2,290
City of Chicago Illinois General Obligation Unlimited	1,000	6.000	01/01/38	1,145
City of Chicago Illinois Midway Airport Revenue Bonds	940	5.000	01/01/30	1,075
City of Chicago Illinois Motor Fuel Tax Revenue Bonds	560	5.000	01/01/28	599
City of Chicago Illinois Motor Fuel Tax Revenue Bonds	725	5.000	01/01/29	770
City of Chicago Illinois Revenue Bonds	500	5.250	01/01/38	531
City of Chicago Illinois Wastewater Transmission Revenue Bonds	625	5.000	01/01/18	629
City of Chicago Illinois Wastewater Transmission Revenue Bonds	505	5.000	01/01/29	561
City of Chicago Illinois Wastewater Transmission Revenue Bonds	1,630	5.000	01/01/35	1,777
City of Chicago Illinois Waterworks Revenue Bonds	1,000	5.000	11/01/34	1,102
City of Chicago Waterworks Revenue Bonds	1,000	5.000	11/01/18	1,037
City of Country Club Hills General Obligation Unlimited(µ)	340	4.000	12/01/20	362
City of Country Club Hills General Obligation Unlimited(µ)	1,000	4.000	12/01/29	1,043
City of Freeport Illinois General Obligation Unlimited(µ)	650	2.000	12/01/18	653
City of Springfield Illinois Electric Revenue Bonds	1,280	5.000	03/01/32	1,453
Cook County Community College District No. 508 General Obligation Unlimited	1,500	5.250	12/01/28	1,630
Cook County School District No. 170 Chicago Heights General Obligation Unlimited(µ)	1,500	5.000	12/01/22	1,681
Cook County School District No. 170 Chicago Heights General Obligation Unlimited(µ)	1,575	5.000	12/01/23	1,790
Cook County School District No. 170 Chicago Heights General Obligation Unlimited(µ)	1,140	5.000	12/01/24	1,307
Cook County School District No. 170 Chicago Heights General Obligation Unlimited(µ)	610	5.000	12/01/26	709
County of Cook Illinois General Obligation Unlimited	350	5.000	11/15/21	388
County of Du Page Illinois General Obligation Limited	600	5.000	01/01/28	716
Illinois Finance Authority Education Revenue Bonds	580	5.000	09/01/25	651
Illinois Finance Authority Revenue Bonds	1,000	5.000	11/15/18	1,039
Illinois Finance Authority Revenue Bonds	1,000	5.375	10/01/23	1,105
Illinois Finance Authority Revenue Bonds	1,000	5.375	10/01/24	1,098
Illinois Finance Authority Revenue Bonds	1,000	6.000	10/01/28	1,034
Illinois Finance Authority Revenue Bonds	3,000	5.000	01/01/29	3,421
Illinois Finance Authority Revenue Bonds	520	5.000	08/01/29	589
Illinois Finance Authority Revenue Bonds	2,500	5.750	08/15/29	2,754

See accompanying notes which are an integral part of the financial statements.

668 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Illinois Finance Authority Revenue Bonds(~)(Ê)	6,300	0.610	10/01/29	6,300
Illinois Finance Authority Revenue Bonds	1,265	5.000	08/01/30	1,456
Illinois Finance Authority Revenue Bonds	1,175	5.000	08/01/31	1,350
Illinois Finance Authority Revenue Bonds	745	5.000	08/01/32	851
Illinois Sports Facilities Authority Revenue Bonds(µ)	1,000	5.250	06/15/31	1,111
Illinois State Toll Highway Authority Revenue Bonds	5,000	5.000	12/01/32	5,802
Kendall County Forest Preserve District General Obligation Unlimited(µ)	1,000	5.000	01/01/20	1,072
Madison & Jersey Counties Unit School District No. 11(µ)	185	5.000	03/01/28	206
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley
General Obligation Unlimited(µ)	1,000	2.216	01/01/21	933
McHenry County Community Unit School District No. 12 Johnsburg General Obligation
Unlimited(µ)	850	5.000	01/01/33	938
Metropolitan Pier & Exposition Authority Revenue Bonds	1,500	5.000	12/15/22	1,504
Metropolitan Pier & Exposition Authority Revenue Bonds(µ)	8,565	5.000	12/15/28	9,209
Monroe & St. Clair Counties Community Unite School District No. 5 General Obligation
Unlimited(µ)	500	5.000	04/15/30	581
Northern Illinois Municipal Power Agency Revenue Bonds	345	5.000	12/01/26	414
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,500	5.000	06/01/18	1,534
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/19	1,058
Southern Illinois University Revenue Bonds(µ)	1,470	5.000	04/01/27	1,674
Southern Illinois University Revenue Bonds(µ)	850	5.000	04/01/28	962
Southwestern Illinois Development Authority Revenue Bonds(µ)	1,005	5.000	10/15/33	1,145
State of Illinois General Obligation Unlimited	5,000	5.000	11/01/18	5,163
State of Illinois General Obligation Unlimited(µ)	730	5.000	01/01/20	774
State of Illinois General Obligation Unlimited	515	5.000	02/01/21	548
State of Illinois General Obligation Unlimited	2,000	5.000	04/01/21	2,131
State of Illinois General Obligation Unlimited	3,000	5.000	07/01/21	3,208
State of Illinois General Obligation Unlimited	615	5.000	01/01/22	642
State of Illinois General Obligation Unlimited	3,025	4.000	02/01/22	3,131
State of Illinois General Obligation Unlimited	200	5.000	05/01/22	215
State of Illinois General Obligation Unlimited	225	5.000	07/01/22	243
State of Illinois General Obligation Unlimited(µ)	2,750	5.000	08/01/22	3,014
State of Illinois General Obligation Unlimited	130	4.000	01/01/23	134
State of Illinois General Obligation Unlimited	2,900	5.000	02/01/24	3,137
State of Illinois General Obligation Unlimited	5,000	5.000	08/01/24	5,359
State of Illinois General Obligation Unlimited	230	4.500	09/01/24	232
State of Illinois General Obligation Unlimited	240	4.000	01/01/25	245
State of Illinois General Obligation Unlimited	285	5.000	01/01/25	295
State of Illinois General Obligation Unlimited	2,290	5.000	08/01/25	2,444
State of Illinois General Obligation Unlimited	100	4.000	03/01/26	102
State of Illinois General Obligation Unlimited	110	5.500	07/01/26	122
State of Illinois General Obligation Unlimited	155	4.750	09/01/26	156
State of Illinois General Obligation Unlimited	125	5.000	04/01/27	134
State of Illinois General Obligation Unlimited	3,735	5.500	07/01/27	4,126
State of Illinois General Obligation Unlimited	385	4.000	09/01/27	386
State of Illinois General Obligation Unlimited	2,120	5.000	02/01/28	2,313
State of Illinois General Obligation Unlimited	200	5.000	05/01/28	215
State of Illinois General Obligation Unlimited	125	5.250	07/01/29	135
State of Illinois General Obligation Unlimited	5,700	5.000	11/01/29	6,209
State of Illinois General Obligation Unlimited(µ)	4,500	4.000	02/01/30	4,643
State of Illinois General Obligation Unlimited	2,175	5.000	05/01/30	2,327

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 669

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
State of Illinois General Obligation Unlimited	250	5.250	07/01/30	270
State of Illinois General Obligation Unlimited	50	5.000	03/01/31	52
State of Illinois General Obligation Unlimited	100	5.000	09/01/34	101
State of Illinois General Obligation Unlimited	120	4.250	01/01/36	117
State of Illinois Revenue Bonds	12,500	5.000	06/15/21	13,900
State of Illinois Sports Facilities Authority Revenue Bonds	1,125	5.000	06/15/18	1,146
State of Illinois Sports Facilities Authority Revenue Bonds	500	5.000	06/15/19	517
University of Illinois Revenue Bonds	1,115	5.000	04/01/20	1,196
University of Illinois Revenue Bonds	1,470	5.500	04/01/31	1,643
Village of Bellwood Illinois General Obligation Unlimited	600	5.875	12/01/27	701
Village of Bellwood Illinois General Obligation Unlimited(µ)	2,075	5.000	12/01/32	2,413
Village of East Dundee Illinois General Obligation Unlimited(µ)	600	4.000	12/01/23	655
Village of Franklin Park Illinois General Obligation Unlimited(µ)	295	5.000	07/01/18	302
Village of Rosemont General Obligation Unlimited(µ)	915	5.000	12/01/25	1,061
Village of Rosemont General Obligation Unlimited(µ)	1,430	5.000	12/01/26	1,668
Village of Rosemont General Obligation Unlimited(µ)	1,500	5.000	12/01/27	1,759
Volo Village Special Service Area No. 3 & 6 Special Tax(µ)	1,095	5.000	03/01/34	1,234
West Chicago Park District General Obligation Unlimited(µ)	795	5.250	12/01/29	840
Western Illinois Economic Development Authority Revenue Bonds(µ)	1,140	5.000	01/01/27	1,305
Western Illinois Economic Development Authority Revenue Bonds(µ)	725	5.000	01/01/28	825
Western Illinois University Revenue Bonds(µ)	485	5.000	04/01/21	528
Western Illinois University Revenue Bonds(µ)	560	5.000	04/01/24	640
Williamson Jackson, Perry, Randolph Counties Community College Dist No. 530
General Obligation Unlimited(µ)	985	5.000	12/01/24	1,168
Williamson Jackson, Perry, Randolph Counties Community College Dist No. 530
General Obligation Unlimited(µ)	1,550	5.000	12/01/25	1,858
Williamson Jackson, Perry, Randolph Counties Community College Dist No. 530
General Obligation Unlimited(µ)	1,030	5.000	12/01/26	1,245
				207,535
Indiana - 0.6%
City of Indianapolis Indiana Gas Utility Revenue Bonds(µ)	1,000	5.000	08/15/23	1,098
Indiana Finance Authority Revenue Bonds(~)(Ê)	8,690	0.890	11/01/39	8,690
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,000	5.000	02/01/18	1,010
				10,798
Iowa - 0.6%
City of Ames Iowa Revenue Bonds	2,000	5.000	06/15/31	2,322
Iowa Finance Authority Revenue Bonds	4,000	5.000	07/01/28	4,543
Iowa Higher Education Loan Authority Revenue Bonds	1,625	5.000	12/01/18	1,694
Xenia Rural Water District Revenue Bonds	3,000	5.000	12/01/28	3,445
				12,004
Kansas - 0.3%
Crawford County Unified School District General Obligation Unlimited(µ)	650	5.000	09/01/35	756
Seward County Unified School District No. 480 Liberal General Obligation Unlimited	4,000	5.000	09/01/30	4,493
				5,249
Kentucky - 0.6%
City of Murray Kentucky Revenue Bonds	420	2.000	08/01/18	420
Kentucky Economic Development Finance Authority Revenue Bonds	2,000	3.000	05/15/22	2,006
Kentucky Economic Development Finance Authority Revenue Bonds	2,500	5.000	06/01/27	2,864
Kentucky Economic Development Finance Authority Revenue Bonds	2,035	4.000	07/01/31	2,082
Kentucky Municipal Power Agency Revenue Bonds(µ)	1,500	5.000	09/01/19	1,591

See accompanying notes which are an integral part of the financial statements.

670 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Louisville/Jefferson County Metropolitan Government Revenue Bonds	2,100	5.000	10/01/33	2,418
				11,381
Louisiana - 1.6%
City of New Orleans Louisiana Sewerage Service Revenue Bonds	1,000	5.000	06/01/35	1,136
City of Shreveport Louisiana Water & Sewer Revenue Bonds(µ)	2,955	5.000	12/01/32	3,462
City of Shreveport Louisiana Water & Sewer Revenue Bonds(µ)	1,000	5.000	12/01/33	1,167
East Baton Rouge Parish Industrial Development Board, Inc. Revenue Bonds(~)(Ê)	3,300	0.700	12/01/40	3,300
Lafayette Consolidated Government Revenue Bonds(µ)	805	5.000	11/01/20	886
Lafayette Consolidated Government Revenue Bonds(µ)	700	5.000	11/01/29	802
Louisiana Public Facilities Authority Revenue Bonds	1,000	5.000	07/01/19	1,060
Louisiana Public Facilities Authority Revenue Bonds(~)(Ê)	3,320	0.870	04/02/23	3,320
Louisiana Public Facilities Authority Revenue Bonds(µ)	1,615	5.000	09/01/29	1,880
Louisiana Public Facilities Authority Revenue Bonds	595	5.000	11/01/33	650
Louisiana State Citizens Property Insurance Corp. Revenue Bonds(µ)	2,460	6.750	06/01/26	2,541
State of Louisiana Gasoline & Fuels Tax Revenue Bonds	7,000	5.000	05/01/21	7,862
State of Louisiana General Obligation Unlimited	850	5.000	08/01/24	1,016
State of Louisiana Revenue Bonds	1,300	5.000	06/15/28	1,535
				30,617
Maryland - 1.1%
Baltimore Convention Center Hotel Revenue Bonds	1,150	5.000	09/01/33	1,331
Baltimore Convention Center Hotel Revenue Bonds	1,000	5.000	09/01/34	1,152
Baltimore Convention Center Hotel Revenue Bonds	1,000	5.000	09/01/35	1,146
Baltimore Convention Center Hotel Revenue Bonds	1,000	5.000	09/01/36	1,143
County of Prince George's Revenue Bonds	575	5.000	04/01/18	583
County of Prince George's Revenue Bonds	1,175	5.000	04/01/19	1,225
Maryland Economic Development Corp. Revenue Bonds	985	5.125	06/01/20	1,051
Maryland Economic Development Corp. Revenue Bonds	885	6.200	09/01/22	945
Maryland Health & Higher Educational Facilities Authority Revenue Bonds(~)(Ê)	11,950	0.510	04/01/35	11,950
				20,526
Massachusetts - 1.6%
City of Boston General Obligation Unlimited	2,000	5.000	04/01/25	2,452
Commonwealth of Massachusetts General Obligation Limited(~)(µ)(Ê)	7,150	0.480	12/01/30	6,597
Commonwealth of Massachusetts Revenue Bonds	4,000	5.000	06/15/20	4,396
Massachusetts Clean Water Trust (The) Revenue Bonds	3,795	5.000	02/01/23	4,469
Massachusetts Clean Water Trust (The) Revenue Bonds(~)(Ê)	5,000	2.964	08/01/23	5,055
Massachusetts Development Finance Agency Revenue Bonds	1,675	5.000	07/01/31	1,917
Massachusetts Development Finance Agency Revenue Bonds	3,665	5.000	07/01/34	4,217
Massachusetts Health & Educational Facilities Authority General Obligation
Unlimited(~)(Ê)	1,500	0.620	08/15/34	1,500
				30,603
Michigan - 4.1%
Brighton Area School District General Obligation Unlimited	1,525	5.000	05/01/26	1,765
City of Detroit Michigan Sewage Disposal System Revenue Bonds	3,500	5.000	07/01/32	3,870
County of Wayne Michigan General Obligation Limited(µ)	3,000	5.000	02/01/34	3,021
Detroit City School District General Obligation Unlimited(µ)	1,000	6.000	05/01/19	1,070
Eastern Michigan University Revenue Bonds(µ)	740	5.000	03/01/30	875
Eastern Michigan University Revenue Bonds(µ)	1,000	5.000	03/01/31	1,176
Eastern Michigan University Revenue Bonds(µ)	1,000	5.000	03/01/33	1,161
Grand Rapids Public Schools General Obligation Unlimited(µ)	2,430	5.000	05/01/34	2,810
Grand Rapids Public Schools General Obligation Unlimited(µ)	1,000	5.000	05/01/35	1,151

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 671

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Kalamazoo Hospital Finance Authority Revenue Bonds	1,500	4.000	05/15/31	1,582
Kent Hospital Finance Authority Revenue Bonds	1,505	5.000	11/15/19	1,615
Michigan Finance Authority Obligation Revenue Bonds	2,600	5.000	02/01/22	2,845
Michigan Finance Authority Obligation Revenue Bonds	3,000	5.250	02/01/27	3,370
Michigan Finance Authority Revenue Bonds	450	5.000	07/01/19	476
Michigan Finance Authority Revenue Bonds	600	5.000	12/01/20	645
Michigan Finance Authority Revenue Bonds	730	5.000	12/01/21	796
Michigan Finance Authority Revenue Bonds	770	5.000	12/01/22	850
Michigan Finance Authority Revenue Bonds	655	5.000	12/01/23	728
Michigan Finance Authority Revenue Bonds	2,000	5.000	04/01/25	2,313
Michigan Finance Authority Revenue Bonds	4,655	5.000	07/01/28	5,216
Michigan Finance Authority Revenue Bonds	1,375	5.000	07/01/29	1,535
Michigan Finance Authority Revenue Bonds	3,000	5.000	11/15/29	3,481
Michigan Finance Authority Revenue Bonds	1,000	5.000	07/01/30	1,127
Michigan Finance Authority Revenue Bonds	5,000	5.000	11/15/31	5,770
Michigan Finance Authority Revenue Bonds	500	5.000	07/01/35	561
Michigan Finance Authority Revenue Bonds	1,500	4.000	11/15/36	1,550
Michigan Finance Authority Revenue Bonds	585	5.000	12/01/36	638
Michigan Financial Authority Revenue Bonds	1,000	5.000	11/01/27	1,118
Michigan Strategic Fund Revenue Bonds	1,015	5.250	06/01/32	1,060
Michigan Strategic Fund Tax Allocation(~)(Ê)	15,000	4.125	07/01/45	15,222
Michigan Tobacco Settlement Finance Authority Revenue Bonds	3,150	5.125	06/01/22	3,139
Saline Economic Development Corp. Revenue Bonds	485	5.250	06/01/32	506
Wayne County Airport Authority Revenue Bonds	2,000	5.000	12/01/17	2,007
Wayne County Airport Authority Revenue Bonds	435	5.000	12/01/29	508
Wayne County Airport Authority Revenue Bonds(µ)	3,915	5.000	12/01/39	4,435
				79,992
Minnesota - 0.8%
City of Minneapolis Minnesota Revenue Bonds	1,855	6.375	11/15/23	1,956
City of Minneapolis Minnesota/State Paul Housing & Redevelopment Authority
Revenue Bonds	675	5.000	11/15/20	750
City of Minneapolis Minnesota/State Paul Housing & Redevelopment Authority
Revenue Bonds	965	5.000	11/15/28	1,175
City of Rochester Minnesota Revenue Bonds(~)(Ê)	1,125	4.000	11/15/30	1,157
City of Saint Louis Park Minnesota Revenue Bonds	725	5.500	07/01/18	746
Minnesota Higher Education Facilities Authority Revenue Bonds	965	5.000	10/01/27	1,187
Minnesota Higher Education Facilities Authority Revenue Bonds	1,010	5.000	10/01/28	1,221
Minnesota Higher Education Facilities Authority Revenue Bonds	1,015	5.000	10/01/29	1,219
Minnesota Higher Education Facilities Authority Revenue Bonds	585	5.000	10/01/31	694
State of Minnesota General Obligation Unlimited	700	3.000	10/01/29	727
State Paul Housing & Redevelopment Authority Revenue Bonds	2,145	5.000	11/15/25	2,380
State Paul Housing & Redevelopment Authority Revenue Bonds	2,250	5.000	11/15/26	2,497
				15,709
Mississippi - 0.5%
Mississippi Business Finance Corp. Revenue Bonds(Ê)	3,300	0.600	12/01/30	3,300
Mississippi Development Bank Revenue Bonds(µ)	1,000	5.000	04/01/28	1,163
Mississippi Development Bank Revenue Bonds(µ)	1,000	5.000	03/01/34	1,127
Mississippi Hospital Equipment & Facilities Authority Revenue Bonds	2,000	5.000	09/01/36	2,225
State of Mississippi Business Finance Corp. Revenue Bonds(~)(Ê)	1,500	0.650	11/01/35	1,500
				9,315
Missouri - 1.1%

See accompanying notes which are an integral part of the financial statements.

672 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue
Bonds	810	5.000	10/01/28	839
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue
Bonds	1,775	5.000	10/01/33	2,040
Cape Girardeau County Industrial Development Authority Revenue Bonds	970	5.000	03/01/29	1,105
Cape Girardeau County Industrial Development Authority Revenue Bonds	1,000	5.000	03/01/30	1,131
City of Kansas City Missouri Revenue Bonds	1,185	5.000	09/01/26	1,260
City of Kansas City Missouri Revenue Bonds	500	5.000	09/01/27	531
City of Kansas City Missouri Revenue Bonds	1,000	5.000	09/01/28	1,061
City of Kansas City Missouri Revenue Bonds	1,000	5.000	09/01/29	1,061
City of Saint Louis Missouri Airport Revenue Bonds	1,680	6.125	07/01/24	1,812
County of Boone Missouri Revenue Bonds	2,760	5.000	08/01/30	3,097
County of Boone Missouri Revenue Bonds	1,700	4.000	08/01/33	1,759
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds(~)(Ê)	1,500	0.050	03/01/40	1,500
Industrial Development Authority of the City of St. Louis Revenue Bonds	595	4.375	11/15/35	608
Lees Summit Industrial Development Authority Revenue Bonds	1,550	5.000	08/15/36	1,639
Nixa Public Schools General Obligation Unlimited	255	5.000	03/01/20	277
Nixa Public Schools General Obligation Unlimited	245	5.000	03/01/33	264
St. Louis Municipal Finance Corp. Revenue Bonds(µ)	500	5.000	10/01/38	573
				20,557
Nebraska - 0.6%
Central Plains Energy Project Revenue Bonds	1,565	5.000	09/01/32	1,725
Central Plains Energy Project Revenue Bonds	3,505	5.250	09/01/37	3,872
Nebraska Public Power District Revenue Bonds	2,000	4.000	01/01/21	2,166
Nebraska Public Power District Revenue Bonds	1,000	5.000	01/01/29	1,137
Sarpy County School District No. 1 General Obligation Unlimited	180	5.000	12/15/33	215
Sarpy County School District No. 1 General Obligation Unlimited	1,120	5.000	12/15/34	1,330
Sarpy County School District No. 1 General Obligation Unlimited	50	5.000	12/15/36	59
Scotts Bluff County Hospital Authority Revenue Bonds	1,000	5.000	02/01/20	1,055
				11,559
Nevada - 0.7%
City of Reno Nevada General Obligation Limited	1,100	5.000	06/01/18	1,124
City of Reno Nevada General Obligation Limited	1,000	5.000	06/01/22	1,138
Clark County Water Reclamation District General Obligation Limited	3,640	5.000	07/01/22	4,215
County of Clark Nevada Revenue Bonds	1,965	5.000	07/01/29	2,307
Nevada Department of Business & Industry Revenue Bonds	350	3.125	07/15/22	349
Nevada Department of Business & Industry Revenue Bonds	340	5.000	07/15/27	365
State of Nevada General Obligation Limited	2,590	5.000	04/01/21	2,906
Truckee Meadows Water Authority Revenue Bonds	1,600	5.000	07/01/37	1,872
				14,276
New Hampshire - 0.7%
New Hampshire Health & Education Facilities Authority Revenue Bonds(~)(Ê)	8,900	0.870	07/01/33	8,900
New Hampshire Health and Education Facilities Authority Act Revenue Bonds	1,500	5.000	01/01/34	1,689
New Hampshire Health and Education Facilities Authority Act Revenue Bonds	1,825	5.000	01/01/36	2,044
New Hampshire Health and Education Facilities Authority Act Revenue Bonds	1,615	5.000	01/01/37	1,806
				14,439
New Jersey - 5.1%
Camden County Improvement Authority Revenue Bonds	1,000	5.000	02/15/18	1,010
Camden County Improvement Authority Revenue Bonds	1,000	5.000	02/15/19	1,043
Camden County Improvement Authority Revenue Bonds	2,000	5.000	02/15/28	2,239
Camden County Improvement Authority Revenue Bonds	300	5.000	02/15/32	329

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 673

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Casino Reinvestment Development Authority Revenue Bonds	600	5.000	11/01/18	616
Casino Reinvestment Development Authority Revenue Bonds	1,000	4.000	11/01/19	1,025
City of Atlantic City General Obligation Unlimited(µ)	400	4.000	11/01/18	407
City of Atlantic City General Obligation Unlimited(µ)	300	5.000	03/01/24	346
City of Atlantic City General Obligation Unlimited(µ)	500	5.000	03/01/25	584
City of Atlantic City General Obligation Unlimited(µ)	450	5.000	03/01/26	530
City of Atlantic City General Obligation Unlimited(µ)	750	5.000	03/01/32	863
City of Bayonne New Jersey General Obligation Unlimited(µ)	1,500	5.000	07/01/33	1,711
City of Bayonne New Jersey General Obligation Unlimited(µ)	1,865	5.000	07/01/34	2,119
City of Paterson New Jersey General Obligation Unlimited(µ)	1,180	5.000	01/15/23	1,331
City of Trenton New Jersey General Obligation Unlimited(µ)	1,680	5.000	07/15/23	1,949
Jersey City General Obligation Unlimited	450	5.000	11/01/31	534
New Jersey Economic Development Authority Revenue Bonds	2,500	5.000	09/01/18	2,576
New Jersey Economic Development Authority Revenue Bonds	6,435	5.000	06/15/19	6,739
New Jersey Economic Development Authority Revenue Bonds	2,765	5.000	06/15/20	2,976
New Jersey Economic Development Authority Revenue Bonds	75	5.000	06/15/21	82
New Jersey Economic Development Authority Revenue Bonds	2,000	5.000	06/15/22	2,230
New Jersey Economic Development Authority Revenue Bonds	2,045	5.000	06/15/23	2,261
New Jersey Economic Development Authority Revenue Bonds(µ)	700	5.500	09/01/24	813
New Jersey Economic Development Authority Revenue Bonds	795	5.000	07/01/27	892
New Jersey Economic Development Authority Revenue Bonds(µ)	2,005	5.000	07/01/28	2,363
New Jersey Economic Development Authority Revenue Bonds	1,665	5.000	06/15/29	1,811
New Jersey Economic Development Authority Revenue Bonds	750	5.000	07/01/29	813
New Jersey Educational Facilities Authority Revenue Bonds(µ)	450	5.000	07/01/32	521
New Jersey Educational Facilities Authority Revenue Bonds(µ)	1,960	5.000	07/01/33	2,283
New Jersey Health Care Facilities Financing Authority Revenue Bonds	490	4.250	07/01/18	498
New Jersey Health Care Facilities Financing Authority Revenue Bonds	1,355	3.600	07/01/19	1,409
New Jersey Health Care Facilities Financing Authority Revenue Bonds	900	3.850	07/01/20	962
New Jersey Health Care Facilities Financing Authority Revenue Bonds(µ)	1,000	5.000	07/01/27	1,180
New Jersey Health Care Facilities Financing Authority Revenue Bonds	1,000	5.000	07/01/28	1,170
New Jersey Health Care Facilities Financing Authority Revenue Bonds	2,300	5.000	07/01/29	2,744
New Jersey Health Care Facilities Financing Authority Revenue Bonds	300	5.000	07/01/30	340
New Jersey Health Care Facilities Financing Authority Revenue Bonds	1,000	5.000	07/01/31	1,149
New Jersey State Turnpike Authority Revenue Bonds	5,540	5.000	01/01/22	6,312
New Jersey State Turnpike Authority Revenue Bonds	2,485	5.000	01/01/23	2,885
New Jersey State Turnpike Authority Revenue Bonds	3,080	5.000	01/01/24	3,572
New Jersey Transportation Trust Fund Authority Revenue Bonds(µ)	830	5.500	12/15/18	866
New Jersey Transportation Trust Fund Authority Revenue Bonds(µ)	2,750	5.500	12/15/20	3,032
New Jersey Transportation Trust Fund Authority Revenue Bonds(~)	3,000	4.117	12/15/28	1,915
New Jersey Transportation Trust Fund Authority Revenue Bonds	2,260	5.000	06/15/29	2,539
New Jersey Transportation Trust Fund Authority Revenue Bonds	3,000	5.000	06/15/30	3,064
New Jersey Transportation Trust Fund Authority Revenue Bonds(~)	18,500	4.649	12/15/37	7,409
New Jersey Turnpike Authority Revenue Bonds(ae)	170	5.000	07/01/22	197
New Jersey Turnpike Authority Revenue Bonds	1,000	5.000	01/01/23	1,173
New Jersey Turnpike Authority Revenue Bonds	2,330	5.000	01/01/27	2,664
New Jersey Turnpike Authority Revenue Bonds	1,625	5.000	01/01/32	1,952
New Jersey Turnpike Authority Revenue Bonds	2,000	5.000	01/01/33	2,348
Newark Housing Authority Revenue Bonds(µ)	350	5.000	12/01/20	383
State of New Jersey General Obligation Unlimited(µ)	2,080	5.500	07/15/18	2,141

See accompanying notes which are an integral part of the financial statements.

674 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Tobacco Settlement Financing Corp. Revenue Bonds	55	4.500	06/01/23	56
Tobacco Settlement Financing Corp. Revenue Bonds	1,245	5.000	06/01/29	1,248
Tobacco Settlement Financing Corp. Revenue Bonds	3,300	4.750	06/01/34	3,193
				99,397
New Mexico - 0.0%
New Mexico Hospital Equipment Loan Council Revenue Bonds	555	5.000	08/01/25	670

New York - 8.3%
Brooklyn Arena Local Development Corp. Revenue Bonds	1,125	5.000	07/15/28	1,315
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds	1,350	5.750	10/01/26	1,536
Build NYC Resource Corp. Revenue Bonds(µ)	930	5.000	12/15/18	969
Build NYC Resource Corp. Revenue Bonds	1,445	5.000	08/01/19	1,530
Build NYC Resource Corp. Revenue Bonds	500	5.000	08/01/29	596
Build NYC Resource Corp. Revenue Bonds	700	5.000	08/01/30	828
Build NYC Resource Corp. Revenue Bonds	600	5.000	08/01/32	706
Build NYC Resource Corp. Revenue Bonds	500	5.000	08/01/33	584
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/19	1,598
City of New York New York General Obligation Unlimited	2,105	5.000	08/01/20	2,315
City of New York New York General Obligation Unlimited	2,550	5.000	08/01/21	2,882
City of New York New York General Obligation Unlimited	2,445	5.000	08/01/22	2,826
City of New York New York General Obligation Unlimited	6,420	5.000	08/01/23	7,560
City of Yonkers New York General Obligation Limited(µ)	615	5.000	03/15/25	691
Hudson Yards Infrastructure Corp. Revenue Bonds	11,095	5.000	02/15/35	13,088
Hudson Yards Infrastructure Corp. Revenue Bonds	10,000	5.000	02/15/37	11,734
Metropolitan Transportation Authority Revenue Bonds(ae)	1,155	6.500	11/15/18	1,220
Metropolitan Transportation Authority Revenue Bonds(µ)(ae)(Ê)	4,000	1.422	04/06/20	4,024
Metropolitan Transportation Authority Revenue Bonds	1,410	5.000	11/15/24	1,638
Metropolitan Transportation Authority Revenue Bonds	8,320	5.000	11/15/25	9,644
Metropolitan Transportation Authority Revenue Bonds	1,475	5.000	11/15/27	1,702
Metropolitan Transportation Authority Revenue Bonds	6,365	5.000	11/15/28	7,742
Metropolitan Transportation Authority Revenue Bonds	275	6.500	11/15/28	291
Metropolitan Transportation Authority Revenue Bonds	1,500	5.000	11/15/29	1,850
Metropolitan Transportation Authority Revenue Bonds	3,000	5.000	11/15/30	3,677
New York City Industrial Development Agency Revenue Bonds(µ)	1,535	5.000	01/01/31	1,539
New York City Transitional Finance Authority Building Aid Revenue Bonds	2,635	5.000	07/15/28	3,245
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	890	5.000	11/01/20	988
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	2,175	5.000	05/01/21	2,449
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	2,180	5.000	11/01/21	2,487
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	3,000	5.000	08/01/34	3,576
New York City Trust for Cultural Resources Revenue Bonds	940	5.000	07/01/21	1,048
New York City Water & Sewer System Revenue Bonds(~)(Ê)	1,500	0.700	06/15/43	1,500
New York General Obligation Unlimited(~)(Ê)	1,300	0.660	08/01/24	1,300
New York State Dormitory Authority Revenue Bonds(ae)	955	5.250	02/15/19	1,005
New York State Dormitory Authority Revenue Bonds	1,000	5.000	10/01/19	1,074
New York State Dormitory Authority Revenue Bonds	45	5.250	02/15/21	47
New York State Dormitory Authority Revenue Bonds	180	5.000	07/01/21	204
New York State Dormitory Authority Revenue Bonds	2,400	5.000	05/01/22	2,696
New York State Dormitory Authority Revenue Bonds	725	5.000	05/15/23	835
New York State Dormitory Authority Revenue Bonds	6,700	5.000	12/15/23	7,840
New York State Dormitory Authority Revenue Bonds	700	5.000	07/01/24	801

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 675

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
New York State Dormitory Authority Revenue Bonds	6,790	5.000	07/01/26	8,003
New York State Dormitory Authority Revenue Bonds	1,710	5.000	12/15/28	1,983
New York State Dormitory Authority Revenue Bonds	2,500	5.250	07/01/29	2,668
New York State Energy Research & Development Authority Revenue Bonds(~)(µ)(Ê)	70	3.050	12/01/25	70
New York State Energy Research & Development Authority Revenue Bonds(~)(Ê)	500	3.094	12/01/25	500
New York State Energy Research & Development Authority Revenue Bonds(~)(µ)(Ê)	3,190	0.433	03/01/27	3,190
New York State Energy Research & Development Authority Revenue Bonds(~)(µ)(Ê)	1,500	3.090	07/01/29	1,500
New York State Environmental Facilities Corp. Revenue Bonds	770	5.000	06/15/22	790
New York State Thruway Authority Revenue Bonds	12,485	5.000	05/01/19	13,187
Rensselaer City School District Certificate Of Participation(µ)	485	5.000	06/01/20	528
Triborough Bridge & Tunnel Authority Revenue Bonds	950	5.000	11/15/17	951
Triborough Bridge & Tunnel Authority Revenue Bonds(µ)	1,000	5.500	11/15/20	1,125
Triborough Bridge & Tunnel Authority Revenue Bonds	5,620	5.000	11/15/33	6,811
Troy Capital Resource Corp. Revenue Bonds	1,000	5.000	09/01/20	1,096
TSASC, Inc. New York Revenue Bonds	1,500	5.000	06/01/29	1,748
Westchester County Local Development Corp. Revenue Bonds	1,350	5.000	05/01/34	1,495
				160,825
North Carolina - 0.5%
North Carolina Capital Facilities Finance Agency Revenue Bonds	750	5.000	04/01/19	789
North Carolina Medical Care Commission Revenue Bonds	700	5.000	10/01/30	797
North Carolina Medical Care Commission Revenue Bonds	2,105	5.000	11/01/31	2,422
North Carolina Turnpike Authority Revenue Bonds(µ)	1,310	5.000	01/01/28	1,566
State of North Carolina General Obligation Unlimited	2,500	5.000	05/01/20	2,736
State of North Carolina Revenue Bonds	1,000	5.000	05/01/19	1,058
University of North Carolina at Chapel Hill Revenue Bonds	1,205	5.000	12/01/31	1,209
				10,577
North Dakota - 0.1%
City of Williston North Dakota Revenue Bonds(µ)	1,425	4.000	11/01/20	1,428
County of Burleigh North Dakota Revenue Bonds	460	5.000	07/01/29	517
County of Burleigh North Dakota Revenue Bonds	500	5.000	07/01/31	563
				2,508
Ohio - 5.1%
American Municipal Power, Inc. Revenue Bonds	1,790	5.000	02/15/34	2,054
American Municipal Power, Inc. Revenue Bonds	1,605	5.000	02/15/36	1,830
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	5,700	5.125	06/01/24	5,335
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	1,475	5.375	06/01/24	1,400
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	2,650	5.875	06/01/30	2,514
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	6,495	5.750	06/01/34	6,092
City of Cincinnati Ohio General Obligation Unlimited	1,815	5.000	12/01/30	2,075
City of Cleveland Ohio Airport System Revenue Bonds(µ)	3,000	5.000	01/01/30	3,302
City of Cleveland Ohio Revenue Bonds	1,500	5.000	10/01/37	1,723
City of Columbus General Obligation Unlimited	4,685	4.000	04/01/33	5,135
Clermont County Port Authority Revenue Bonds(µ)	200	5.000	12/01/23	235
Cleveland Municipal School District General Obligation Unlimited	1,100	5.000	12/01/27	1,282
County of Cuyahoga Ohio Certificate Of Participation	14,065	5.000	12/01/27	16,159
County of Cuyahoga Ohio Certificate Of Participation	1,990	5.000	12/01/28	2,274
County of Hamilton Ohio Revenue Bonds	1,350	5.000	01/01/31	1,479
County of Montgomery Ohio Revenue Bonds	1,100	5.750	11/15/22	1,233
County of Montgomery Ohio Revenue Bonds(~)(Ê)	7,135	0.570	11/15/39	7,135
County of Montgomery Ohio Revenue Bonds(~)(Ê)	9,145	0.590	11/15/39	9,145

See accompanying notes which are an integral part of the financial statements.

676 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Cuyahoga County Hospital Revenue Bonds	7,450	5.000	02/15/37	8,053
Lakewood City School District General Obligation Unlimited	875	5.000	11/01/30	1,016
Middletown City School District General Obligation Unlimited	1,435	5.250	12/01/34	1,655
North Olmsted City School District General Obligation Unlimited	420	1.750	12/01/19	424
Ohio State Water Development Authority Revenue Bonds	6,085	5.000	06/01/21	6,872
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue
Bonds(~)(Ê)	600	4.375	06/01/33	593
State of Ohio Revenue Bonds	3,500	5.000	12/15/22	4,040
State of Ohio Revenue Bonds	2,815	5.000	12/15/23	3,239
Toledo-Lucas County Port Authority Revenue Bonds	1,965	5.000	07/01/29	2,105
				98,399
Oklahoma - 0.7%
Cache Educational Facilities Authority Revenue Bonds	990	5.000	09/01/23	1,155
Cache Educational Facilities Authority Revenue Bonds	3,385	5.000	09/01/27	4,118
Cache Educational Facilities Authority Revenue Bonds	3,570	5.000	09/01/28	4,370
Lincoln County Educational Facilities Authority Revenue Bonds	680	5.000	09/01/27	795
Oklahoma County Finance Authority Revenue Bonds	1,000	5.000	09/01/21	1,120
Oklahoma Development Finance Authority Revenue Bonds	2,000	5.000	08/15/28	2,342
				13,900
Oregon - 0.3%
City of Portland Oregon Sewer System Revenue Bonds	2,000	5.000	06/15/18	2,049
Hospital Facilities Authority of Multnomah County Oregon Revenue Bonds	280	5.000	10/01/19	291
Morrow County School District No. 1 General Obligation Unlimited(µ)	1,955	5.500	06/15/21	2,236
Oregon State Facilities Authority Revenue Bonds	750	5.000	10/01/36	793
				5,369
Pennsylvania - 4.2%
Allegheny County Higher Education Building Authority Revenue Bonds	410	5.000	10/15/19	432
Allegheny County Higher Education Building Authority Revenue Bonds	590	5.000	10/15/20	636
Allegheny County Higher Education Building Authority Revenue Bonds	615	5.000	10/15/21	675
Allegheny County Higher Education Building Authority Revenue Bonds	790	5.000	10/15/26	911
Allegheny County Higher Education Building Authority Revenue Bonds	835	5.000	10/15/27	959
Allegheny County Higher Education Building Authority Revenue Bonds	870	5.000	10/15/28	992
Allegheny County Higher Education Building Authority Revenue Bonds	660	3.000	10/15/29	612
Berks County Municipal Authority Revenue Bonds	1,960	5.250	11/01/24	2,112
City of Philadelphia General Obligation Unlimited(µ)	890	5.000	08/01/24	947
City of Philadelphia General Obligation Unlimited	5,000	5.000	08/01/33	5,853
City of Philadelphia General Obligation Unlimited	5,000	5.000	08/01/34	5,826
City of Philadelphia Pennsylvania General Obligation Unlimited	3,210	5.250	07/15/27	3,663
City of Scranton General Obligation Unlimited	1,000	5.000	09/01/18	1,020
City of Scranton General Obligation Unlimited	1,815	5.000	09/01/21	1,945
City of Scranton General Obligation Unlimited	1,925	5.000	09/01/22	2,082
City of Wilkes-Barre General Obligation Unlimited(µ)	1,000	4.000	11/15/38	1,027
City of York General Obligation Unlimited	105	5.000	11/15/24	120
City of York General Obligation Unlimited	1,955	5.000	11/15/26	2,249
City of York General Obligation Unlimited	1,755	5.000	11/15/27	2,014
County of Luzerne General Obligation Unlimited(µ)	500	5.000	12/15/27	589
Dallas Area Municipal Authority Revenue Bonds	430	4.000	05/01/18	435
Dauphin County General Authority University Revenue Bonds	4,240	4.000	10/15/22	4,283
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	1,120	5.000	11/01/27	1,269
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	1,140	5.000	11/01/28	1,286
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	1,500	5.250	11/01/33	1,694

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 677

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
East Allegheny School District General Obligation Unlimited(µ)	350	3.000	04/01/19	355
General Authority of Southcentral Pennsylvania Revenue Bonds	370	5.000	12/01/28	420
Hospitals & Higher Education Facilities Authority of Philadelphia Revenue Bonds	1,750	5.000	07/01/23	1,961
Mifflin County School District General Obligation Limited(µ)	870	5.000	09/01/29	1,019
Mifflin County School District General Obligation Limited(µ)	1,000	5.000	09/01/30	1,167
North Penn Water Authority Revenue Bonds	1,190	5.000	11/01/30	1,348
Northampton County General Purpose Authority Revenue Bonds	285	5.000	10/01/30	324
Northampton County General Purpose Authority Revenue Bonds	150	5.000	10/01/31	170
Northern Tioga School District General Obligation Limited(µ)	650	5.000	04/01/30	771
Pennsylvania Economic Development Financing Authority Revenue Bonds	655	5.000	01/01/22	656
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,940	5.250	05/01/24	2,180
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	700	5.000	07/01/31	764
Pennsylvania Turnpike Commission Revenue Bonds	1,000	5.000	12/01/22	1,161
Philadelphia Authority for Industrial Development Revenue Bonds	850	5.875	06/15/22	909
Philadelphia Authority for Industrial Development Revenue Bonds	2,000	8.000	01/01/33	2,260
School District of Philadelphia (The) General Obligation Limited(µ)	4,605	5.000	09/01/27	5,377
Scranton School District General Obligation Limited	350	4.000	06/01/18	354
Scranton School District General Obligation Limited	1,175	5.000	06/01/19	1,232
State Public School Building Authority Revenue Bonds	2,000	5.000	04/01/20	2,143
State Public School Building Authority Revenue Bonds	3,030	5.000	04/01/25	3,326
State Public School Building Authority Revenue Bonds(µ)	1,000	5.000	06/15/28	1,121
State Public School Building Authority Revenue Bonds(µ)	1,000	5.000	06/15/29	1,117
State Public School Building Authority Revenue Bonds	325	5.000	04/01/32	347
Township of Bensalem Pennsylvania General Obligation Unlimited	1,380	5.250	06/01/29	1,628
University of Pittsburgh-of the Commonwealth System of Higher Education Revenue
Bonds	1,000	5.500	09/15/21	1,059
West Mifflin Sanitary Sewer Municipal Authority Revenue Bonds(µ)	225	4.000	08/01/18	230
West Mifflin School District General Obligation Limited(µ)	1,000	5.000	04/01/28	1,150
West Mifflin School District General Obligation Limited(µ)	3,045	4.000	04/01/30	3,182
Western Wayne School District General Obligation Unlimited(µ)	565	5.000	04/01/21	626
				81,988
Puerto Rico - 2.9%
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	455	5.500	07/01/18	461
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	660	5.500	07/01/19	678
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	395	5.250	07/01/20	417
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	1,000	5.250	07/01/21	1,004
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	545	4.000	07/01/22	560
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	75	5.375	07/01/25	80
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	525	5.250	07/01/26	558
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	415	4.250	07/01/27	418
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	1,000	5.250	07/01/27	1,009
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	7,100	5.000	07/01/35	7,233
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds(µ)	3,415	5.000	07/01/28	3,435
Puerto Rico Commonwealth General Obligation Unlimited(µ)	235	5.500	07/01/20	249
Puerto Rico Commonwealth General Obligation Unlimited Bonds(µ)	85	5.000	07/01/31	89
Puerto Rico Convention Center Authority Revenue Bonds(µ)	100	5.000	07/01/19	100
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	1,400	5.000	07/01/18	1,404
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	190	5.000	07/01/20	190
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	345	5.000	07/01/31	327
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	1,125	4.500	07/01/36	1,121

See accompanying notes which are an integral part of the financial statements.

678 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Puerto Rico Electric Power Authority Revenue Bonds(µ)	1,000	5.000	07/01/19	1,002
Puerto Rico Electric Power Authority Revenue Bonds(µ)	1,815	5.000	07/01/21	1,818
Puerto Rico Electric Power Authority Revenue Bonds(µ)	360	4.000	07/01/23	361
Puerto Rico Electric Power Authority Revenue Bonds(µ)	1,940	5.000	07/01/26	1,951
Puerto Rico Electric Power Authority Revenue Bonds(µ)	205	4.375	07/01/30	205
Puerto Rico Electric Power Authority Revenue Bonds(µ)	7,000	5.250	07/01/31	7,720
Puerto Rico Highway & Transportation Authority Revenue Bonds(µ)	260	5.250	07/01/22	281
Puerto Rico Highway & Transportation Authority Revenue Bonds(µ)	320	4.950	07/01/26	332
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	300	4.125	07/01/18	300
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	895	5.500	07/01/26	999
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	950	5.000	07/01/27	955
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	700	5.500	07/01/28	707
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	5,460	5.250	07/01/31	5,284
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	75	5.250	07/01/33	82
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	260	5.250	07/01/34	285
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	1,415	5.250	07/01/36	1,540
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	250	5.250	07/01/41	273
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	2,275	5.500	07/01/23	2,361
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	955	5.500	07/01/24	987
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	1,185	5.500	07/01/25	1,218
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	2,465	5.500	07/01/26	2,514
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	350	5.500	07/01/27	355
Puerto Rico Municipal Finance Agency General Obligation Unlimited(µ)	3,090	5.000	08/01/27	3,107
Puerto Rico Public Buildings Authority Revenue Bonds(µ)	3,000	6.000	07/01/25	3,177
				57,147
Rhode Island - 0.4%
Providence Public Buildings Authority Revenue Bonds(µ)	500	5.875	06/15/26	555
Rhode Island Commerce Corp. Revenue Bonds	2,610	5.000	06/15/27	3,138
Rhode Island Health & Educational Building Corp. Revenue Bonds	2,495	5.000	05/15/28	2,870
Rhode Island Health & Educational Building Corp. Revenue Bonds	1,250	5.000	05/15/29	1,429
				7,992
South Carolina - 1.1%
Lee County School Facilities, Inc. Revenue Bonds(µ)	1,050	4.000	12/01/27	1,154
Lee County School Facilities, Inc. Revenue Bonds(µ)	1,500	4.000	12/01/28	1,631
Lexington County School District No. 2 General Obligation Unlimited	675	4.000	03/01/32	742
Piedmont Municipal Power Agency Revenue Bonds	1,000	5.000	01/01/20	1,077
South Carolina Public Service Authority Revenue Bonds	3,500	5.000	12/01/30	3,982
South Carolina Public Service Authority Revenue Bonds	2,060	5.000	12/01/31	2,398
South Carolina State Public Service Authority Revenue Bonds	3,310	5.000	12/01/36	3,576
Spartanburg Regional Health Services District Revenue Bonds	5,100	5.000	04/15/32	5,661
Sumter Two School Facilities, Inc. Revenue Bonds(µ)	1,360	5.000	12/01/26	1,596
				21,817
South Dakota - 0.1%
South Dakota Health & Educational Facilities Authority Revenue Bonds	1,000	5.000	11/01/35	1,143

Tennessee - 0.4%
Chattanooga Health Educational & Housing Facility Board Revenue Bonds	600	5.000	10/01/26	695
Chattanooga Industrial Development Board Revenue Bonds(µ)	2,000	5.000	10/01/30	2,006
Chattanooga-Hamilton County Hospital Authority Revenue Bonds	630	5.000	10/01/23	718
Knox County Health Educational & Housing Facility Board Revenue Bonds	1,750	5.000	04/01/29	2,032

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 679

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd
Revenue Bonds	340	5.000	10/01/28	389
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd
Revenue Bonds	2,200	5.000	07/01/35	2,501
				8,341
Texas - 9.0%
Arlington Higher Education Finance Corp. Revenue Bonds	1,000	5.000	08/15/26	1,181
Arlington Higher Education Finance Corp. Revenue Bonds	450	5.000	12/01/27	547
Arlington Higher Education Finance Corp. Revenue Bonds	500	5.000	12/01/28	604
Arlington Higher Education Finance Corp. Revenue Bonds	785	5.000	12/01/33	920
Arlington Higher Education Finance Corp. Revenue Bonds	650	5.000	12/01/34	759
Austin Community College District Public Facility Corp. Revenue Bonds	1,000	5.000	08/01/23	1,167
Austin Community College District Public Facility Corp. Revenue Bonds	1,000	5.000	08/01/24	1,184
Bexar County Health Facilities Development Corp. Revenue Bonds	1,765	4.000	07/15/31	1,808
Central Texas Regional Mobility Authority Revenue Bonds	1,200	5.000	01/01/35	1,355
Central Texas Turnpike System Revenue Bonds	500	5.000	08/15/23	587
City of Corpus Christi Texas Utility System Revenue Bonds	1,660	5.000	07/15/22	1,907
City of Donna Texas Revenue Bonds(µ)	1,090	5.000	02/15/31	1,249
City of El Paso Texas Water & Sewer Revenue Bonds	2,890	5.000	03/01/25	3,449
City of Fort Worth Revenue Bonds	2,050	5.250	03/01/36	2,413
City of Houston Texas Airport System Revenue Bonds	560	5.000	07/01/25	644
City of Houston Texas Airport System Revenue Bonds	900	5.000	07/01/29	1,025
City of Houston Texas Revenue Bonds	1,890	5.000	09/01/20	2,072
City of Lubbock Texas General Obligation Limited	5,000	5.000	02/15/19	5,246
City of San Antonio Texas Electric & Gas Systems Revenue Bonds	10,050	5.000	02/01/25	12,203
City of San Antonio Texas Water System Revenue Bonds	2,250	5.000	05/15/24	2,455
Clifton Higher Education Finance Corp. Revenue Bonds	400	4.000	08/15/18	409
Conroe Independent School District General Obligation Unlimited(ae)	225	5.000	02/15/20	244
Conroe Independent School District General Obligation Unlimited	860	5.000	02/15/25	933
County of Fort Bend Texas General Obligation Limited	3,740	5.000	03/01/23	4,360
Dallas/Fort Worth International Airport Revenue Bonds	3,395	5.000	11/01/27	3,896
Dallas/Fort Worth International Airport Revenue Bonds	1,000	5.250	11/01/28	1,183
Dallas/Fort Worth International Airport Revenue Bonds	1,340	5.000	11/01/29	1,476
Dallas/Fort Worth International Airport Revenue Bonds	2,000	5.250	11/01/29	2,368
Dallas/Fort Worth International Airport Revenue Bonds	1,825	5.000	11/01/30	2,014
Dallas/Fort Worth International Airport Revenue Bonds	1,500	5.250	11/01/30	1,775
Decatur Hospital Authority Revenue Bonds	1,250	5.250	09/01/29	1,374
Dickinson Independent School District General Obligation Unlimited	1,800	4.000	02/15/29	2,005
Goose Creek Consolidated Independent School District General Obligation Unlimited	915	5.000	02/15/24	1,021
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds	1,385	6.375	01/01/33	1,568
Harris County Health Facilities Development Corp. Revenue Bonds(Ê)	28,475	0.910	12/01/41	28,475
Harris County-Houston Sports Authority Revenue Bonds	1,000	5.000	11/15/26	1,164
Harris County-Houston Sports Authority Revenue Bonds	750	5.000	11/15/27	867
Harris County-Houston Sports Authority Revenue Bonds	2,265	5.000	11/15/29	2,589
Harris County-Houston Sports Authority Revenue Bonds	1,215	5.000	11/15/31	1,380
Houston Higher Education Finance Corp. Revenue Bonds(ae)	650	6.500	05/15/21	764
Houston Higher Education Finance Corp. Revenue Bonds	1,600	5.000	08/15/28	1,894
Karnes County Hospital District Revenue Bonds	570	4.000	02/01/19	579
Karnes County Hospital District Revenue Bonds	2,020	5.000	02/01/29	2,194
Kerrville Health Facilities Development Corp. Revenue Bonds	1,100	4.000	08/15/19	1,143

See accompanying notes which are an integral part of the financial statements.

680 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Lower Colorado River Authority Revenue Bonds	2,000	5.500	05/15/31	2,380
Lower Neches Valley Authority Industrial Development Corp. Revenue Bonds(~)(Ê)	1,500	0.690	05/01/46	1,500
Midlothian Industrial Development Corp. Revenue Bonds(~)(Ê)	8,600	0.730	08/01/34	8,600
New Hope Cultural Education Facilities Corp. Revenue Bonds	565	5.000	04/01/21	614
New Hope Cultural Education Facilities Corp. Revenue Bonds	650	5.000	04/01/22	716
New Hope Cultural Education Facilities Corp. Revenue Bonds	180	4.625	04/01/23	197
New Hope Cultural Education Facilities Corp. Revenue Bonds	500	5.000	04/01/29	549
New Hope Cultural Education Facilities Corp. Revenue Bonds	1,160	5.000	04/01/35	1,326
New Hope Cultural Education Facilities Corp. Revenue Bonds	1,545	5.000	04/01/36	1,761
North East Texas Regional Mobility Authority Revenue Bonds	1,935	5.000	01/01/31	2,213
North Texas Tollway Authority Revenue Bonds(ae)	840	6.000	01/01/18	847
North Texas Tollway Authority Revenue Bonds	120	6.000	01/01/24	121
North Texas Tollway Authority Revenue Bonds	3,840	5.000	01/01/29	4,499
North Texas Tollway Authority Revenue Bonds	1,000	5.000	01/01/32	1,176
Reagan Hospital District of Reagan County General Obligation Limited	860	2.500	02/01/19	858
Reagan Hospital District of Reagan County General Obligation Limited	910	3.250	02/01/21	919
Reagan Hospital District of Reagan County General Obligation Limited	500	5.000	02/01/29	528
Reagan Hospital District of Reagan County General Obligation Limited	2,500	5.000	02/01/34	2,654
Royal Independent School District General Obligation Unlimited	1,545	5.000	02/15/28	1,896
Southwest Houston Redevelopment Authority Tax Allocation(µ)	1,300	5.000	09/01/33	1,499
Southwest Houston Redevelopment Authority Tax Allocation(µ)	1,350	5.000	09/01/34	1,550
State of Texas General Obligation Unlimited	2,910	5.000	04/01/22	3,353
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds	80	2.500	12/01/18	80
Tarrant Regional Water District Revenue Bonds	6,000	5.000	03/01/21	6,723
Tarrant Regional Water District Revenue Bonds	1,150	5.000	03/01/22	1,322
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds	3,775	6.250	12/15/26	4,619
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds	900	5.000	12/15/24	1,042
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds	3,515	5.000	12/15/27	3,983
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,445	7.500	12/31/31	1,624
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,250	7.500	06/30/33	1,436
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds	300	4.000	08/15/18	307
Uptown Development Authority Tax Allocation	820	5.000	09/01/35	925
Viridian Municipal Management District General Obligation Unlimited(µ)	1,000	6.000	12/01/27	1,253
Viridian Municipal Management District General Obligation Unlimited(µ)	500	6.000	12/01/32	623
Viridian Municipal Management District General Obligation Unlimited(µ)	995	6.000	12/01/33	1,242
				173,385
Utah - 0.2%
County of Salt Lake Utah Revenue Bonds(~)(Ê)	2,000	5.000	12/01/33	2,086
Utah State Charter School Finance Authority Revenue Bonds	465	5.250	10/15/28	532
Utah State Charter School Finance Authority Revenue Bonds	1,215	5.000	10/15/33	1,349
				3,967
Vermont - 0.0%
City of Burlington Vermont Airport Revenue Bonds(µ)	540	5.000	07/01/24	618

Virgin Islands - 0.7%
Virgin Islands Public Finance Authority Revenue Bonds	2,010	5.000	10/01/18	1,787
Virgin Islands Public Finance Authority Revenue Bonds	2,670	5.000	10/01/25	1,582
Virgin Islands Public Finance Authority Revenue Bonds	7,580	5.000	10/01/29	7,093
Virgin Islands Public Finance Authority Revenue Bonds	670	5.250	10/01/29	386
Virgin Islands Public Finance Authority Revenue Bonds(µ)	1,260	5.000	10/01/32	1,332

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 681

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Virgin Islands Public Finance Authority Revenue Bonds	2,110	6.750	10/01/37	1,263
				13,443
Virginia - 0.7%
Ballston Quarter Community Development Authority Tax Allocation	500	5.000	03/01/26	508
Ballston Quarter Community Development Authority Tax Allocation	1,000	5.125	03/01/31	1,013
Chesterfield County Economic Development Authority Revenue Bonds	650	5.000	05/01/23	683
Commonwealth of Virginia General Obligation Unlimited	1,000	5.000	06/01/23	1,023
County of Fairfax Virginia General Obligation Unlimited	1,000	5.000	04/01/18	1,017
Henrico County Economic Development Authority Revenue Bonds	1,490	5.000	11/01/30	1,661
Virginia College Building Authority Revenue Bonds	530	5.000	07/01/19	552
Virginia College Building Authority Revenue Bonds	585	5.000	07/01/20	620
Virginia College Building Authority Revenue Bonds	710	5.250	07/01/30	786
Virginia Commonwealth Transportation Board Revenue Bonds	1,230	5.000	05/15/22	1,419
Virginia Resources Authority Revenue Bonds	3,795	5.000	11/01/21	4,334
				13,616
Washington - 3.2%
City of Seattle Washington Municipal Light & Power Revenue Bonds	5,760	5.000	05/01/20	6,295
City of Seattle Washington Municipal Light & Power Revenue Bonds	5,545	5.000	05/01/21	6,242
City of Seattle Washington Municipal Light & Power Revenue Bonds	2,820	5.000	05/01/22	3,252
County of King Washington Sewer Revenue Bonds	3,085	5.000	01/01/28	3,570
Energy Northwest Revenue Bonds	2,000	5.000	07/01/19	2,125
Greater Wenatchee Regional Events Center Public Facilities District Revenue Bonds	1,060	3.750	09/01/19	1,069
Greater Wenatchee Regional Events Center Public Facilities District Revenue Bonds	1,000	4.500	09/01/22	1,028
Mason County School District No. 309 Shelton General Obligation Unlimited(µ)	1,115	5.000	12/01/18	1,162
Port of Seattle Washington Revenue Bonds	1,000	5.000	06/01/22	1,092
Port of Seattle Washington Revenue Bonds	1,285	5.000	03/01/23	1,499
State of Washington General Obligation Unlimited	11,660	5.000	02/01/25	14,149
State of Washington Revenue Bonds	8,000	5.000	09/01/20	8,815
Washington Health Care Facilities Authority Revenue Bonds	270	5.000	03/01/18	273
Washington Health Care Facilities Authority Revenue Bonds	2,300	5.000	08/15/29	2,671
Washington Health Care Facilities Authority Revenue Bonds	700	5.000	07/01/30	803
Washington Health Care Facilities Authority Revenue Bonds(~)(Ê)	6,450	0.520	08/15/41	6,450
Washington State Housing Finance Commission Revenue Bonds	1,400	4.375	01/01/21	1,401
				61,896
West Virginia - 0.1%
West Virginia Hospital Finance Authority Revenue Bonds(~)(µ)(Ê)	450	0.595	02/15/34	411
West Virginia University Revenue Bonds	1,350	5.000	10/01/21	1,531
				1,942
Wisconsin - 1.2%
City of Marshfield Wisconsin Electric System Revenue Bonds	4,000	5.500	12/01/30	4,476
Public Finance Authority Revenue Bonds	565	5.000	11/15/18	586
Public Finance Authority Revenue Bonds	1,000	3.000	11/15/22	1,011
Public Finance Authority Revenue Bonds	1,250	5.125	11/15/29	1,334
State of Wisconsin General Obligation Unlimited	4,250	5.000	11/01/20	4,712
Wisconsin Department of Transportation Revenue Bonds(µ)	1,500	5.000	07/01/19	1,595
Wisconsin Department of Transportation Revenue Bonds	5,950	5.000	07/01/22	6,888
Wisconsin Health & Educational Facilities Authority Revenue Bonds	2,000	2.650	11/01/20	1,997
				22,599
Wyoming - 0.1%
County of Laramie Wyoming Revenue Bonds	1,000	4.000	05/01/22	1,079
County of Sweetwater Wyoming Revenue Bonds(ae)	40	5.000	12/15/17	40

See accompanying notes which are an integral part of the financial statements.

682 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal				Fair
	Amount ($)		Rate	Date of	Value
	or Shares		%	Maturity	$
County of Sweetwater Wyoming Revenue Bonds	960		5.000	12/15/18	965
					2,084
Total Municipal Bonds (cost $1,877,788)					1,918,137

Short-Term Investments - 0.5%
U. S. Cash Management Fund (@)	10,180,229	(8)			10,181
Total Short-Term Investments (cost $10,181)					10,181

Total Investments 99.5% (identified cost $1,887,969)					1,928,318
Other Assets and Liabilities, Net - 0.5%					8,761
Net Assets - 100.0%					1,937,079

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 683

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
0.5%
California Statewide Communities Development Authority Revenue Bonds	05/17/17	2,630,000	98.83	2,599	2,639
Regional Transportation District Certificate Of Participation	06/06/14	6,725,000	109.10	7,337	7,801
					10,440
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Variable Rate Securities

Securities		Referenced Rate			Spread %
Metropolitan Transportation Authority Revenue Bonds		USD 1 Month LIBOR			0.570
A
For a description of variable, adjustable or floating rate securities see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

684 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amount in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Municipal Bonds
Alabama	$—	$67,131	$—	$—	$67,131	3.5
Alaska	—	3,916	—	—	3,916	0.2
Arizona	—	41,937	—	—	41,937	2.2
Arkansas	—	1,414	—	—	1,414	0.1
California	—	139,475	—	—	139,475	7.2
Colorado	—	46,041	—	—	46,041	2.4
Connecticut	—	40,693	—	—	40,693	2.1
District of Columbia	—	6,532	—	—	6,532	0.3
Florida	—	134,726	—	—	134,726	7.0
Georgia	—	31,406	—	—	31,406	1.6
Guam	—	31,576	—	—	31,576	1.6
Idaho	—	15,107	—	—	15,107	0.8
Illinois	—	207,535	—	—	207,535	10.7
Indiana	—	10,798	—	—	10,798	0.6
Iowa	—	12,004	—	—	12,004	0.6
Kansas	—	5,249	—	—	5,249	0.3
Kentucky	—	11,381	—	—	11,381	0.6
Louisiana	—	30,617	—	—	30,617	1.6
Maryland	—	20,526	—	—	20,526	1.1
Massachusetts	—	30,603	—	—	30,603	1.6
Michigan	—	79,992	—	—	79,992	4.1
Minnesota	—	15,709	—	—	15,709	0.8
Mississippi	—	9,315	—	—	9,315	0.5
Missouri	—	20,557	—	—	20,557	1.1
Nebraska	—	11,559	—	—	11,559	0.6
Nevada	—	14,276	—	—	14,276	0.7
New Hampshire	—	14,439	—	—	14,439	0.7
New Jersey	—	99,397	—	—	99,397	5.1
New Mexico	—	670	—	—	670	— *
New York	—	160,825	—	—	160,825	8.3
North Carolina	—	10,577	—	—	10,577	0.5
North Dakota	—	2,508	—	—	2,508	0.1
Ohio	—	98,399	—	—	98,399	5.1
Oklahoma	—	13,900	—	—	13,900	0.7
Oregon	—	5,369	—	—	5,369	0.3
Pennsylvania	—	81,988	—	—	81,988	4.2
Puerto Rico	—	57,147	—	—	57,147	2.9
Rhode Island	—	7,992	—	—	7,992	0.4
South Carolina	—	21,817	—	—	21,817	1.1
South Dakota	—	1,143	—	—	1,143	0.1
Tennessee	—	8,341	—	—	8,341	0.4

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 685

Russell Investment Company
Tax-Exempt Bond Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amount in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Texas	—	173,385	—	—	173,385	9.0
Utah	—	3,967	—	—	3,967	0.2
Vermont	—	618	—	—	618	— *
Virgin Islands	—	13,443	—	—	13,443	0.7
Virginia	—	13,616	—	—	13,616	0.7
Washington	—	61,896	—	—	61,896	3.2
West Virginia	—	1,942	—	—	1,942	0.1
Wisconsin	—	22,599	—	—	22,599	1.2
Wyoming	—	2,084	—	—	2,084	0.1
Short-Term Investments	—	—	—	10,181	10,181	0.5
Total Investments	$—	$1,918,137	$—	$10,181	$1,928,318	99.5
Other Assets and Liabilities, Net						0.5
						100.0

* Less than 0.05% of net assets.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

686 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$1,887,969
Investments, at fair value(>)	1,928,318
Cash	603
Receivables:
Dividends and interest	23,552
Dividends from affiliated funds	12
Investments sold	1,586
Fund shares sold	5,659
Total assets	1,959,730

Liabilities
Payables:
Investments purchased	20,542
Fund shares redeemed	1,144
Accrued fees to affiliates	822
Other accrued expenses	143
Total liabilities	22,651

Net Assets	$1,937,079

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 687

Russell Investment Company
Tax-Exempt Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$4,634
Accumulated net realized gain (loss)	(1,352)
Unrealized appreciation (depreciation) on investments	40,349
Shares of beneficial interest	838
Additional paid-in capital	1,892,610
Net Assets	$1,937,079

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$23.19
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$24.09
Class A — Net assets	$23,839,801
Class A — Shares outstanding ($. 01 par value)	1,028,132
Net asset value per share: Class C(#)	$23.05
Class C — Net assets	$25,981,974
Class C — Shares outstanding ($. 01 par value)	1,126,960
Net asset value per share: Class E(#)	$23.18
Class E — Net assets	$1,347,114
Class E — Shares outstanding ($. 01 par value)	58,108
Net asset value per share: Class M(#)	$23.11
Class M — Net assets	$82,302,897
Class M — Shares outstanding ($. 01 par value)	3,561,780
Net asset value per share: Class S(#)	$23.10
Class S — Net assets	$ 1,803,607,093
Class S — Shares outstanding ($. 01 par value)	78,066,679
Amounts in thousands
(>) Investments in affiliates, U. S. Cash Management Fund	$10,181

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

688 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$15
Dividends from affiliated funds	275
Interest	53,417
Total investment income	53,707

Expenses
Advisory fees	5,013
Administrative fees	806
Custodian fees	132
Distribution fees - Class A	57
Distribution fees - Class C	210
Transfer agent fees - Class A	46
Transfer agent fees - Class C	56
Transfer agent fees - Class E	29
Transfer agent fees - Class M	26
Transfer agent fees - Class S	3,185
Professional fees	102
Registration fees	159
Shareholder servicing fees - Class C	70
Shareholder servicing fees - Class E	36
Trustees’ fees	54
Printing fees	58
Miscellaneous	31
Expenses before reductions	10,070
Expense reductions	(1,006)
Net expenses	9,064
Net investment income (loss)	44,643

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,142)
Investments in affiliated funds	14
Net realized gain (loss)	(1,128)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,809)
Investments in affiliated funds	(11)
Net change in unrealized appreciation (depreciation)	(13,820)
Net realized and unrealized gain (loss)	(14,948)
Net Increase (Decrease) in Net Assets from Operations	$29,695

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 689

Russell Investment Company
Tax-Exempt Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$44,643	$37,237
Net realized gain (loss)	(1,128)	493
Net change in unrealized appreciation (depreciation)	(13,820)	10,903
Net increase (decrease) in net assets from operations	29,695	48,633

Distributions
From net investment income
Class A	(535)	(501)
Class C	(464)	(498)
Class E	(397)	(1,279)
Class M	(306)	—
Class S	(41,678)	(34,581)
Net decrease in net assets from distributions	(43,380)	(36,859)

Share Transactions*
Net increase (decrease) in net assets from share transactions	444,768	185,664
Total Net Increase (Decrease) in Net Assets	431,083	197,438

Net Assets
Beginning of period	1,505,996	1,308,558
End of period	$1,937,079	$1,505,996
Undistributed (overdistributed) net investment income included in net assets	$4,634	$3,371

See accompanying notes which are an integral part of the financial statements.

690 Tax-Exempt Bond Fund

Russell Investment Company
Tax-Exempt Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	229	$5,255	397	$9,358
Proceeds from reinvestment of distributions	22	510	21	486
Payments for shares redeemed	(243)	(5,573)	(236)	(5,551)
Net increase (decrease)	8	192	182	4,293
Class C
Proceeds from shares sold	199	4,553	618	14,453
Proceeds from reinvestment of distributions	20	451	21	483
Payments for shares redeemed	(465)	(10,612)	(400)	(9,372)
Net increase (decrease)	(246)	(5,608)	239	5,564
Class E
Proceeds from shares sold	93	2,117	427	10,045
Proceeds from reinvestment of distributions	17	388	54	1,257
Payments for shares redeemed	(2,432)	(55,614)	(283)	(6,634)
Net increase (decrease)	(2,322)	(53,109)	198	4,668
Class M(1)
Proceeds from shares sold	3,642	84,346	—	—
Proceeds from reinvestment of distributions	13	306	—	—
Payments for shares redeemed	(93)	(2,145)	—	—
Net increase (decrease)	3,562	82,507	—	—
Class S
Proceeds from shares sold	37,489	857,806	20,582	482,402
Proceeds from reinvestment of distributions	1,796	41,164	1,450	33,948
Payments for shares redeemed	(20,895)	(478,184)	(14,726)	(345,211)
Net increase (decrease)	18,390	420,786	7,306	171,139
Total increase (decrease)	19,392	$444,768	7,925	$185,664

(1) For the period March 1, 2017 (commencement of operations) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 691

Russell Investment Company
Tax-Exempt Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2017	23.45	. 55	(. 27)	. 28	(. 54)	(. 54)
October 31, 2016	23.23	. 56	. 22	. 78	(. 56)	(. 56)
October 31, 2015	23.27	. 54	(. 04)	. 50	(. 54)	(. 54)
October 31, 2014	22.62	. 50	. 64	1.14	(. 49)	(. 49)
October 31, 2013	23.24	. 45	(. 63)	(. 18)	(. 44)	(. 44)

Class C
October 31, 2017	23.32	. 39	(. 28)	. 11	(. 38)	(. 38)
October 31, 2016	23.10	. 39	. 22	. 61	(. 39)	(. 39)
October 31, 2015	23.14	. 38	(. 05)	. 33	(. 37)	(. 37)
October 31, 2014	22.50	. 34	. 62	. 96	(. 32)	(. 32)
October 31, 2013	23.11	. 28	(. 61)	(. 33)	(. 28)	(. 28)

Class E
October 31, 2017	23.41	. 56	(. 28)	. 28	(. 51)	(. 51)
October 31, 2016	23.19	. 57	. 22	. 79	(. 57)	(. 57)
October 31, 2015	23.23	. 55	(. 05)	. 50	(. 54)	(. 54)
October 31, 2014	22.58	. 51	. 64	1.15	(. 50)	(. 50)
October 31, 2013	23.19	. 45	(. 61)	(. 16)	(. 45)	(. 45)

Class M
October 31, 2017(9)	22.68	. 40	. 40	. 80	(. 37)	(. 37)

Class S
October 31, 2017	23.37	. 62	(. 28)	. 34	(. 61)	(. 61)
October 31, 2016	23.15	. 63	. 22	. 85	(. 63)	(. 63)
October 31, 2015	23.19	. 61	(. 05)	. 56	(. 60)	(. 60)
October 31, 2014	22.55	. 56	. 63	1.19	(. 55)	(. 55)
October 31, 2013	23.16	. 51	(. 61)	(. 10)	(. 51)	(. 51)

See accompanying notes which are an integral part of the financial statements.

692 Tax-Exempt Bond Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

23.19	1.24	23,840	. 83	. 81	2.40	45
23.45	3.37	23,917	. 83	. 81	2.39	14
23.23	2.17	19,472	. 83	. 82	2.35	28
23.27	5.09	17,406	. 84	. 82	2.18	15
22.62	(. 77)	16,851	. 84	. 82	1.95	23

23.05	. 48	25,982	1.58	1.52	1.70	45
23.32	2.67	32,016	1.58	1.52	1.68	14
23.10	1.45	26,215	1.58	1.53	1.64	28
23.14	4.32	26,956	1.59	1.53	1.47	15
22.50	(1.44)	28,147	1.59	1.53	1.24	23

23.18	1.22	1,347	. 83	. 77	2.44	45
23.41	3.42	55,714	. 83	. 77	2.43	14
23.19	2.21	50,598	. 83	. 78	2.38	28
23.23	5.14	60,440	. 84	. 78	2.22	15
22.58	(. 68)	51,073	. 84	. 78	1.99	23

23.11	3.55	82,303	. 58	. 42	2.80	45

23.10	1.50	1,803,607	. 58	. 52	2.69	45
23.37	3.68	1,394,349	. 58	. 52	2.68	14
23.15	2.47	1,212,273	. 58	. 53	2.64	28
23.19	5.37	1,153,807	. 59	. 53	2.47	15
22.55	(. 44)	782,853	. 59	. 53	2.24	23

See accompanying notes which are an integral part of the financial statements.

Tax-Exempt Bond Fund 693

Russell Investment Company
Tax-Exempt Bond Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$486,732
Administration fees	78,025
Distribution fees	21,607
Shareholder servicing fees	5,802
Transfer agent fees	221,063
Trustee fees	8,400
$821,629

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$90,038	$760,704	$840,564	$14	$(11)	$10,181	$275	$—
	$90,038	$760,704	$840,564	$14	$(11)	$10,181	$275	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$1,888,050,161
Unrealized Appreciation	$49,164,636
Unrealized Depreciation	(8,897,205)
Net Unrealized Appreciation (Depreciation)	$40,267,431
Undistributed Ordinary Income	$4,709,380
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(1,346,535)
Tax Composition of Distributions
Ordinary Income	$670,180
Tax-Exempt Income	$42,709,695

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets. At
October 31, 2017, there were no adjustments to the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

694 Tax-Exempt Bond Fund

Russell Investment Company
Commodity Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Commodity Strategies Fund - Class A‡			Commodity Strategies Fund - Class Y
	Total			Total
	Return			Return
1 Year	(4.01)%		1 Year	2.54%
5 Years	(11.41	)%§	5 Years	(9.95	)%§
Inception*	(6.46	)%§	Inception*	(5.29	)%§

Commodity Strategies Fund - Class C			Bloomberg Commodity Index**
	Total			Total
	Return			Return
1 Year	1.16%		1 Year	2.35%
5 Years	(11.01	)%§	5 Years	(9.37	)%§
Inception*	(6.41	)%§	Inception*	(4.83	)%§

Commodity Strategies Fund - Class E
	Total
	Return
1 Year	1.85%
5 Years	(10.35	)%§
Inception*	(5.71	)%§

Commodity Strategies Fund - Class M‡‡
	Total
	Return
1 Year	2.01%
5 Years	(10.13	)%§
Inception*	(5.48	)%§

Commodity Strategies Fund - Class S
	Total
	Return
1 Year	2.19%
5 Years	(10.10	)%§
Inception*	(5.45	)%§

Commodity Strategies Fund 695

Russell Investment Company
Commodity Strategies Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Commodity Strategies Fund (the “Fund”) employs a multi-	results during the period due to fluctuations in the value of the
manager approach whereby portions of the Fund are allocated to	U. S. dollar and the U. S. Federal Reserve’s three interest rates
different money manager strategies. Fund assets not allocated to	hikes during the fiscal year. Results in the energy sector were
money managers are managed by Russell Investment Management,	mixed: natural gas declined over the period on strong supply
LLC (“RIM”), the Fund’s advisor. RIM may change the allocation	while heating oil, gasoline and crude oil advanced strongly due to
of the Fund’s assets among money managers at any time. An	lower inventories and optimism about increasing global demand.
exemptive order from the Securities and Exchange Commission	Agricultural commodities fell sharply, with large declines in all
(“SEC”) permits RIM to engage or terminate a money manager	commodities due to strong crop yields and ample inventories.
at any time, subject to approval by the Fund’s Board, without a	Over the period, the Fund had an overweight position in energy
shareholder vote. Pursuant to the terms of the exemptive order,	(crude oil, natural gas, heating oil and gasoline) and as the energy
the Fund is required to notify its shareholders within 90 days of	sector fell, this detracted from the Fund’s benchmark relative
when a money manager begins providing services. As of October	performance. The Fund also held an underweight position in
31, 2017, the Fund had three money managers.	livestock (live cattle and lean hogs), and this detracted from
What is the Fund’s investment objective?	relative performance as livestock prices rose. The Fund held a
The Fund seeks to provide long term total return.	slightly overweight position in gold and silver, and this further detracted from relative performance as the precious metals sector
How did the Fund perform relative to its benchmark for the	fell. On the positive side, in both the agricultural sector and the
fiscal year ended October 31, 2017?	energy sector, the Fund was positioned in futures contracts with
For the fiscal year ended October 31, 2017, the Fund’s Class A,	later maturities than the contracts held in the benchmark, and
Class C, Class E, Class M, Class S and Class Y Shares gained	this added to relative performance as near-term agricultural and
1.85%, 1.16%, 1.85%, 2.01%, 2.19% and 2.54%, respectively.	energy futures fell more than the contracts held by the Fund.
This is compared to the Fund’s benchmark, the Bloomberg	Lastly, the Fund held a greater exposure to the industrial metals
Commodity Index, which gained 2.35% during the same period.	sector (copper, zinc and nickel) than the benchmark, and this
The Fund’s performance includes operating expenses, whereas	overweight added to relative performance as industrial metals
index returns are unmanaged and do not include expenses of any	appreciated over the period.
kind. For Share Classes with inception dates after November 1,
2016, annual returns reflect the returns of other Share Classes	How did the investment strategies and techniques employed
of the Fund for the period prior to inception. Please refer to the	by the Fund and its money managers affect its benchmark-
footnotes at the end of the Portfolio Management Discussion and	relative performance?
Analysis, as applicable.	The Fund employs discretionary money managers. The Fund’s
discretionary money managers select the individual portfolio
For the fiscal year ended October 31, 2017, the Morningstar®	securities for the assets assigned to them. Fund assets not
Commodities Broad Basket Category, a group of funds that	allocated to discretionary money managers include the Fund’s
Morningstar considers to have investment strategies similar to	cash balances and assets which may be managed directly by
those of the Fund, gained 2.95%. This result serves as a peer	RIM to effect the Fund’s investment strategies and/or to actively
comparison and is expressed net of operating expenses.	manage the Fund’s overall exposures by investing in securities or
How did the market conditions described in the Market	other instruments that RIM believes will achieve the desired risk/
Summary report affect the Fund’s performance?	return profile for the Fund.
Commodity markets modestly advanced during the one-	The Fund generally pursues its investment objective by investing
year period ending October 31, 2017. Within the Bloomberg	through a wholly-owned subsidiary in commodity-linked derivative
Commodity Index, livestock, industrial metals and energy sectors	instruments (including swap agreements, futures and options
posted gains, while precious metals and agriculture declined.	contracts with respect to indexes or individual commodities
The dispersion in sector returns underscored the diverse market	and options on futures contracts) that provide exposure to the
forces that were at play over the period.	performance of the collateralized commodity futures market.
The livestock sector outperformed by a wide margin with both	With respect to certain of the Fund’s money managers,
live cattle and lean hogs posting large double-digit returns due	CoreCommodity Management, LLC (“CoreCommodity”)
to an increased demand environment. Industrial metals posted	strongly outperformed the Fund’s benchmark for the fiscal
strong returns benefiting from bullish expectations about Chinese	year. CoreCommodity generated excess returns relative to the
demand growth. Precious metals modestly declined with mixed	benchmark through its fundamental, qualitative approach to

696 Commodity Strategies Fund

Russell Investment Company
Commodity Strategies Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

building commodity portfolios. The manager added significant	versus the benchmark were fundamentally-driven overweight
value during the year primarily due to overweight positions in	and underweight exposures versus benchmark weights in the
the industrial metals and the energy complex. An overweight	agricultural commodity sector, marginally offset by overweight
position in gold for the first half of the fiscal year detracted from	and underweight exposure versus the benchmark in the livestock
performance.	(live cattle and lean hogs) and soft commodity (sugar, cotton and
Credit Suisse Asset Management, LLC (“Credit Suisse”)	coffee) sectors.
marginally outperformed the Fund’s benchmark for the fiscal year.	Describe any changes to the Fund’s structure or the money
Credit Suisse was successful in adding value through contract	manager line-up.
selection over the course of the year, primarily by tactically	In March 2017, RIM replaced Goldman Sachs Asset Management,
holding deferred commodity futures contracts within the energy	L. P. with Mellon Capital Management Corporation in order to
and livestock sectors.	introduce a strategy expected to better complement the Fund’s
Strategies employed by RIM in the Fund include an allocation to	existing strategies.
a RIM-developed backwardation strategy and the implementation
of a total return swap with Cargill, Inc. (“Cargill”) . RIM’s	Money Managers as of October 31,
backwardation strategy seeks to achieve excess return through the	2017	Styles
use of a quantitative model that selects and weights exposure to	CoreCommodity Management, LLC	Fully Active Commodity
individual commodities based upon their relative attractiveness.	Credit Suisse Asset Management, LLC	Enhanced Index
	Mellon Capital Management Corporation	Fully Active Commodity
The backwardation strategy outperformed the Fund’s benchmark
over the period due to active positions across sectors. Periodic	The views expressed in this report reflect those of the
overweight positions in precious metals were beneficial, as were	portfolio managers only through the end of the period
periodic underweight positions in grains and energy commodities.	covered by the report. These views do not necessarily
represent the views of RIM or any other person in RIM or
The Cargill total return swap strategy seeks to benefit from the	any other affiliated organization. These views are subject to
trading expertise and fundamental research perspective of global	change at any time based upon market conditions or other
food giant Cargill. The total return swap strategy outperformed	events, and RIM disclaims any responsibility to update the
the Fund’s benchmark for the one-year period. A key contributor	views contained herein. These views should not be relied on
to outperformance was Cargill’s roll strategy which combines	as investment advice and, because investment decisions for
quantitative analysis and fundamental input from Cargill’s	a Russell Investment Company (“RIC”) Fund are based on
commercial trading desk to maximize roll yield across the most	numerous factors, should not be relied on as an indication
liquid futures contracts. Also contributing to outperformance	of investment decisions of any RIC Fund.

* Assumes initial investment on June 30, 2010.

** The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The index currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Commodity Strategies Fund 697

Russell Investment Company
Commodity Strategies Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars) of	Class A	Performance	expenses)
Beginning Account Value
investing in the fund and to compare these costs with the ongoing	May 1, 2017	$1,000.00	$1,000.00
costs of investing in other mutual funds. The Example is based on	Ending Account Value
an investment of $1,000 invested at the beginning of the period	October 31, 2017	$1,031.90	$1,018.20
and held for the entire period indicated, which for this Fund is	Expenses Paid During Period*	$7.12	$7.07

from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.39%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,027.50	$1,014.42
	Expenses Paid During Period*	$10.94	$10.87
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.14%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,031.90	$1,021.42
of other funds.	Expenses Paid During Period*	$3.84	$3.82

* Expenses are equal to the Fund's annualized expense ratio of 0.75%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

698 Commodity Strategies Fund

Russell Investment Company
Commodity Strategies Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,033.30	$1,019.86
Expenses Paid During Period*	$5.43	$5.40

* Expenses are equal to the Fund's annualized expense ratio of 1.06%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,035.20	$1,019.46
Expenses Paid During Period*	$5.85	$5.80

* Expenses are equal to the Fund's annualized expense ratio of 1.14%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,034.80	$1,020.37
Expenses Paid During Period*	$4.92	$4.89

* Expenses are equal to the Fund's annualized expense ratio of 0.96%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Commodity Strategies Fund 699

Russell Investment Company
Commodity Strategies Fund

Consolidated Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)
	Principal		Fair
	Amount ($)		Value
	or Shares		$
Long-Term Investments - 0.1%
United States Government Treasuries - 0.1%
United States Treasury Floating Rate
Notes
1.263% due 10/31/18 (§)(Ê)	1,000		1,002

Total Long-Term Investments
(cost $1,001)			1,002

Short-Term Investments - 96.3%
U. S. Cash Management Fund(@)(a)(&)	592,602,872	(8)	592,662
United States Treasury Bills
0.960% due 11/16/17 (§)(ç)(~)	13,700		13,694
1.071% due 12/07/17 (ç)(~)	5,645		5,639
0.987% due 12/14/17 (ç)(~)	55,678		55,612
1.016% due 12/14/17 (§)(ç)(~)	2,500		2,497
Total Short-Term Investments
(cost $670,095)			670,104

Total Investments 96.4%
(identified cost $671,096)			671,106

Other Assets and Liabilities,
Net - 3.6%			24,743

Net Assets - 100.0%			695,849

See accompanying notes which are an integral part of the financial statements.

700 Commodity Strategies Fund

Russell Investment Company
Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities		Referenced Rate			Spread %
United States Treasury Floating Rate Notes	U. S. Treasury 3 Month Bill Money Market Yield				0.170
A
For a description of variable, adjustable or floating rate securities see note 2 in the Notes to Financial Statements.

Futures Contracts(&)

Amounts in thousands (except contract amounts)
					Value and
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Aluminum Futures	101	USD	5,419	11/17	488
Aluminum Futures	243	USD	13,076	12/17	1,252
Aluminum Futures	35	USD	1,889	01/18	8
Aluminum Futures	61	USD	3,307	03/18	397
Aluminum Futures	195	USD	10,640	06/18	155
Brent Crude Oil Futures	193	USD	11,761	11/17	1,211
Brent Crude Oil Futures	57	USD	3,458	12/17	278
Brent Crude Oil Futures	150	USD	9,066	01/18	445
Brent Crude Oil Futures	91	USD	5,445	04/18	354
Brent Crude Oil Futures	43	USD	2,514	10/18	136
Cocoa Futures	156	USD	3,259	03/18	(23)
Coffee "C" Futures	64	USD	3,002	12/17	(449)
Coffee "C" Futures	17	USD	864	09/18	(63)
Copper Futures	176	USD	13,644	12/17	1,311
Copper Futures	48	USD	3,781	09/18	110
Corn Futures	762	USD	13,173	12/17	(1,347)
Cotton No. 2 Futures	344	USD	11,761	12/17	(605)
Cotton No. 2 Futures	16	USD	547	03/18	(18)
Gasoline RBOB Futures	109	USD	7,840	12/17	846
Gasoline RBOB Futures	108	USD	7,774	01/18	241
Gasoline RBOB Futures	35	USD	2,537	02/18	139
Gold 100 oz. Futures	192	USD	24,393	12/17	562
Gold 100 oz. Futures	39	USD	5,017	08/18	(237)
Lead Futures	3	USD	181	11/17	4
Lead Futures	3	USD	181	01/18	(11)
Lean Hogs Futures	2	USD	54	12/17	5
Lean Hogs Futures	23	USD	752	07/18	35
Live Cattle Futures	14	USD	704	12/17	68
Live Cattle Futures	36	USD	1,711	06/18	104
Low Sulphur Gasoil Futures	227	USD	12,411	01/18	757
Natural Gas Futures	505	USD	15,280	12/17	(804)
Natural Gas Futures	130	USD	3,900	02/18	(50)
Natural Gas Futures	109	USD	3,181	06/18	(57)
New York Harbor ULSD Futures	112	USD	8,845	12/17	601
New York Harbor ULSD Futures	43	USD	3,388	01/18	228
New York Harbor ULSD Futures	21	USD	1,647	02/18	54
Nickel Futures	98	USD	7,210	11/17	921
Nickel Futures	73	USD	5,378	12/17	976
Nickel Futures	68	USD	5,017	01/18	530
Nickel Futures	23	USD	1,699	02/18	329
Nickel Futures	73	USD	5,429	06/18	809
Platinum Futures	46	USD	2,115	01/18	(154)

See accompanying notes which are an integral part of the financial statements.

Commodity Strategies Fund 701

Russell Investment Company
Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Futures Contracts(&)

Amounts in thousands (except contract amounts)
Silver Futures	93	USD	7,762	12/17	(448)
Silver Futures	20	USD	1,697	09/18	(115)
Soybean Futures	306	USD	15,067	01/18	145
Soybean Meal Futures	252	USD	7,908	01/18	(108)
Soybean Oil Futures	514	USD	10,769	01/18	598
Soybean Oil Futures	166	USD	3,497	03/18	40
Soybean Oil Futures	55	USD	1,171	07/18	(10)
Sugar 11 Futures	204	USD	3,368	02/18	12
Sugar 11 Futures	59	USD	985	06/18	33
Wheat Futures	582	USD	12,158	12/17	(1,697)
WTI Crude Oil Futures	213	USD	11,628	12/17	751
WTI Crude Oil Futures	90	USD	4,925	02/18	129
WTI Crude Oil Futures	54	USD	2,911	07/18	145
WTI Crude Oil Futures	97	USD	5,141	11/18	86
Zinc Futures	21	USD	1,737	11/17	211
Zinc Futures	94	USD	7,732	12/17	1,215
Zinc Futures	14	USD	1,147	01/18	5
Zinc Futures	25	USD	2,029	03/18	388
Zinc Futures	22	USD	1,770	05/18	236
Zinc Futures	78	USD	6,254	06/18	301
Short Positions
Aluminum Futures	101	USD	5,419	11/17	(82)
Aluminum Futures	243	USD	13,076	12/17	(569)
Aluminum Futures	61	USD	3,307	03/18	(80)
Aluminum Futures	21	USD	1,146	06/18	(15)
Brent Crude Oil Futures	43	USD	2,599	01/18	(175)
Coffee "C" Futures	139	USD	6,703	03/18	(78)
Copper Futures	19	USD	1,482	03/18	(37)
Corn Futures	521	USD	9,365	03/18	87
Lead Futures	3	USD	181	11/17	11
Lean Hogs Futures	22	USD	642	02/18	(79)
Natural Gas Futures	246	USD	7,380	02/18	481
Natural Gas Futures	130	USD	3,721	03/18	29
Nickel Futures	98	USD	7,210	11/17	(663)
Nickel Futures	73	USD	5,378	12/17	(578)
Nickel Futures	23	USD	1,699	02/18	(464)
Nickel Futures	6	USD	446	06/18	(40)
Palladium Futures	25	USD	2,448	12/17	(247)
Silver Futures	5	USD	417	12/17	1
Sugar 11 Futures	316	USD	5,217	02/18	(30)
Wheat Futures	643	USD	13,995	03/18	791
WTI Crude Oil Futures	97	USD	5,308	02/18	(160)
WTI Crude Oil Futures	115	USD	6,251	05/18	(242)
Zinc Futures	21	USD	1,737	11/17	(38)
Zinc Futures	94	USD	7,732	12/17	(699)
Zinc Futures	25	USD	2,029	03/18	(295)
Zinc Futures	22	USD	1,770	05/18	(174)
Zinc Futures	8	USD	641	06/18	(28)
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					8,080

See accompanying notes which are an integral part of the financial statements.

702 Commodity Strategies Fund

Russell Investment Company
Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Total Return Swap Contracts(&)
Amounts in thousands
						Premiums	Unrealized
						Paid	Appreciation
		Notional			Termination	(Received)	(Depreciation)	Fair Value
Underlying Reference Entity	Counterparty	Amount		Terms	Date	$	$	$
Long
Bloomberg Commodity Index	Morgan Stanley	USD	40,510	0.150%(0)	03/15/18	—	139	139
Bloomberg Commodity Index 2
Month Forward Index	BNP Paribas	USD	29,637	1 Month Libor (1)	11/21/17	—	40	40
Bloomberg Commodity Index 2				3 Month Treasury Bill +
Month Forward Index	Morgan Stanley	USD	11,151	0.178%(1)	11/21/17	—	15	15
Bloomberg Commodity Index 2				3 Month Treasury Bill +
Month Forward Index	UBS	USD	37,486	0.148%(1)	11/21/17	—	51	51
Cargill Custom Index(#)	Cargill	USD	162,260	0.450%(1)	03/29/18	—	—	—
Macquarie Commodity Customized				3 Month Treasury Bill +
Product(##)	Macquarie	USD	39,036	0.256%(1)	11/21/17	—	52	52
Merrill Lynch Commodity eXtra
BIN1 Index(###)	Bank of America	USD	73,088	0.960%(1)	11/30/17	—	—	—
Merrill Lynch Commodity eXtra				3 Month Treasury Bill +
CS2T Index(####)	Bank of America	USD	49,171	0.256%(1)	11/21/17	—	18	18
Societe Generale P04T				3 Month Treasury Bill +
Index(#####)	Societe Generale	USD	28,462	0.256%(1)	11/21/17	—	33	33
Total Open Total Return Swap Contracts (å)						—	348	348

(#)The following table represents the individual commodity positions underlying the Cargill Custom Index swap contract:
Amounts in thousands (except contract amounts)

			Value and Unrealized
			Appreciation
Futures	Number of Contracts	Notional Value	(Depreciation)	Weights %
Long Positions
Aluminum March 2018	168	9,108	—	7.1
Brent Crude Oil January 2018	216	13,163	—	10.3
Coffee July 2018	70	3,500	—	2.7
Copper July 2018	187	14,694	—	11.6
Corn September 2018	651	12,459	—	9.8
Cotton May 2018	212	7,358	—	5.8
Feeder Cattle November 2017	12	—	—	—
Gold August 2018	150	19,298	—	15.2
Heating Oil April 2018	84	6,537	—	5.1
Lean Hogs April 2018	129	3,864	—	3.0
Live Cattle June 2018	136	6,464	—	5.1
London Cocoa March 2018	350	7,288	—	5.7
Natural Gas April 2018	381	10,904	—	8.6
Nickel March 2018	65	4,809	—	3.8
Silver May 2018	78	6,572	—	5.2
Soybean Meal March 2018	146	4,630	—	3.6
Soybean Oil January 2018	210	4,400	—	3.5
Soybeans January 2018	100	4,924	—	3.8
Soybeans July 2018	184	9,313	—	7.3
Sugar May 2018	230	3,817	—	3.0
Unleaded Gasoline July 2018	85	6,623	—	5.2
Wheat December 2017	1,103	23,080	—	18.1

See accompanying notes which are an integral part of the financial statements.

Commodity Strategies Fund 703

Russell Investment Company
Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Wheat March 2018	400	8,720	—	6.8
Wheat May 2018	86	1,929	—	1.5
Wheat July 2018	246	5,704	—	4.5
WTI Crude Oil August 2018	206	11,103	—	8.7
Zinc March 2018	64	5,195	—	4.1
Short Positions
Corn December 2017	1,367	(23,632)	(—)	(18.6)
Cotton March 2018	314	(10,729)	(—)	(8.4)
Cotton December 2018	165	(5,641)	(—)	(4.4)
Feeder Cattle January 2018	30	(2,394)	(—)	(1.9)
Lean Hogs December 2017	330	(8,976)	(—)	(7.1)
Live Cattle February 2018	250	(12,955)	(—)	(10.2)
Live Cattle April 2018	210	(10,716)	(—)	(8.4)
London Cocoa December 2017	350	(7,177)	(—)	(5.6)
Total Long and Short Futures		133,236	—	104.5

			Value and Unrealized
			Appreciation
Options	Number of Contracts	Notional Value	(Depreciation)	Weights %
Purchased Options
London Cocoa December 2017 Put	200	47	—	0.4
London Cocoa December 2017 Call	200	98	—	0.1
Written Options
Corn December 2017 Put	1,000	(5,211)	(—)	(4.1)
Live Cattle December 2017 Put	125	(130)	(—)	(0.1)
Live Cattle February 2018 Put	30	(103)	(—)	(0.1)
London Cocoa December 2017 Put	100	(277)	(—)	(0.2)
Total Options		(5,576)	(—)	(4.0)

Embedded Fees		(591)	(—)	(0.5)
Outstanding Swap contract, at value (^)		127,069	—	100.0

(^) The Cargill swap is an actively managed futures strategy using contract selection, commodity over/underweights, and out-of-benchmark positions to strive to add value versus the Bloomberg Commodity Index, the Fund’s benchmark. With the beta exposure representing the benchmark exposure, at times the overlay strategy may invest in short exposures versus the index that result in a reduced net commodity exposure versus the gross notional value of the swap, or long exposures that result in a net commodity exposure that exceeds the gross notional value of the swap.

(##) The following table represents the individual commodity positions underlying the Macquarie Commodity Product swap contract:

Amounts in thousands (except contract amounts)
			Value and Unrealized
			Appreciation
Futures	Number of Contracts	Notional Value	(Depreciation)	Weights %
Aluminum December 2017	41	2,195	2	5.6
Brent Crude Oil March 2018	51	3,112	139	8.0
Coffee December 2017	17	788	11	2.0
Copper December 2017	45	3,489	(109)	8.9
Corn December 2017	155	2,683	(54)	6.9
Cotton March 2018	15	503	(6)	1.3
Crude Oil January 2018	49	2,665	93	6.8
Gold December 2017	36	4,555	(28)	11.7

See accompanying notes which are an integral part of the financial statements.

704 Commodity Strategies Fund

Russell Investment Company
Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Heating Oil March 2018	20	1,565	50	4.0
Kansas Wheat March 2018	19	422	(17)	1.1
Lean Hogs December 2017	31	836	48	2.1
Live Cattle December 2017	33	1,651	80	4.2
Natural Gas January 2018	90	2,723	(208)	7.0
Nickel March 2018	15	1,129	26	2.9
Silver July 2018	18	1,563	(25)	4.0
Soybean Meal January 2018	35	1,100	(9)	2.8
Soybean Oil January 2018	50	1,050	14	2.7
Soybeans January 2018	44	2,172	(2)	5.6
Sugar March 2018	55	906	28	2.3
Unleaded Gasoline March 2018	20	1,431	48	3.7
Wheat December 2017	58	1,218	(57)	3.1
Zinc June 2018	16	1,280	28	3.3
Total Futures		39,036	52	100.0

(###) The following table represents the individual commodity positions underlying the Merrill Lynch Commodity eXtra BIN1 Index swap contract:
Amounts in thousands (except contract amounts)

			Value and Unrealized
			Appreciation
Futures	Number of Contracts	Notional Value	(Depreciation)	Weights %
Brent Crude January 2018	143	8,705	—	11.9
Copper December 2017	126	9,779	—	13.4
Cotton December 2017	41	1,410	—	1.9
Gold December 2017	101	12,796	—	17.5
Heating Oil January 2018	56	4,398	—	6.0
Lean Hogs December 2017	82	2,230	—	3.1
Live Cattle December 2017	88	4,423	—	6.1
Nickel January 2018	29	2,170	—	2.9
Soybean Meal January 2018	99	3,094	—	4.2
Soybean Oil January 2018	142	2,970	—	4.1
Soybeans January 2018	124	6,119	—	8.4
Unleaded Gas January 2018	56	4,060	—	5.6
WTI Crude Oil January 2018	137	7,478	—	10.2
Zinc January 2018	42	3,456	—	4.7
Total Futures		73,088	—	100.0

(####) The following table represents the individual commodity positions underlying the Merrill Lynch Commodity eXtra CS2T Index swap contract:
Amounts in thousands (except contract amounts)

			Value and Unrealized
			Appreciation
Futures	Number of Contracts	Notional Value	(Depreciation)	Weights %
Aluminum December 2017	51	2,762	2	5.6
Brent Crude Oil March 2018	65	3,923	172	8.0
Coffee December 2017	21	992	15	2.0
Copper December 2017	57	4,389	(140)	8.9
Corn December 2017	195	3,376	(69)	6.9
Cotton December 2017	18	631	(12)	1.3
Crude Oil March 2018	61	3,344	112	6.8
Gold December 2017	45	5,731	(36)	11.7

See accompanying notes which are an integral part of the financial statements.

Commodity Strategies Fund 705

Russell Investment Company
Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Heating Oil March 2018	25	1,969	61	4.0
Kansas Wheat December 2017	25	530	(23)	1.1
Lean Hogs December 2017	39	1,051	60	2.1
Live Cattle December 2017	41	2,077	99	4.2
Natural Gas December 2017	119	3,446	(285)	7.0
Nickel March 2018	19	1,420	32	2.9
Silver December 2017	24	1,966	(33)	4.0
Soybean Meal January 2018	44	1,384	(12)	2.8
Soybean Oil January 2018	63	1,320	16	2.7
Soybeans March 2018	55	2,739	(3)	5.6
Sugar March 2018	69	1,140	34	2.3
Unleaded Gasoline January 2018	25	1,820	65	3.7
Wheat March 2018	70	1,531	(71)	3.1
Zinc June 2018	20	1,610	34	3.3
Total Futures		49,152	18	100.0

(#####) The following table represents the individual commodity positions underlying the Societe Generale P04T Index swap contract:
Amounts in thousands (except contract amounts)

			Value and Unrealized
			Appreciation
Futures	Number of Contracts	Notional Value	(Depreciation)	Weights %
Aluminum December 2017	30	1,598	2	5.6
Brent Crude Oil March 2018	37	2,266	101	8.0
Coffee December 2017	12	574	9	2.0
Copper December 2017	33	2,540	(80)	8.9
Corn March 2018	109	1,955	(40)	6.9
Cotton March 2018	11	367	(4)	1.3
Crude Oil March 2018	35	1,935	65	6.8
Gold December 2017	26	3,317	(20)	11.7
Heating Oil March 2018	15	1,139	36	4.0
Kansas Wheat December 2017	15	307	(13)	1.1
Lean Hogs December 2017	22	608	35	2.1
Live Cattle December 2017	24	1,202	58	4.2
Natural Gas January 2018	67	2,013	(154)	7.1
Nickel December 2017	11	823	20	2.9
Silver December 2018	13	1,138	(19)	4.0
Soybean Meal March 2018	25	803	(6)	2.8
Soybean Oil January 2018	36	764	10	2.7
Soybeans January 2018	32	1,582	(2)	5.5
Sugar March 2018	40	660	21	2.3
Unleaded Gasoline January 2018	15	1,055	38	3.7
Wheat March 2018	41	886	(40)	3.1
Zinc December 2018	12	930	16	3.3
Total Futures		28,462	33	100.0

See accompanying notes which are an integral part of the financial statements.

706 Commodity Strategies Fund

Russell Investment Company
Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Long-Term Investments
United States Government Treasuries	$—	$1,002	$—	$—	$1,002	0.1
Short-Term Investments	—	77,442	—	592,662	670,104	96.3
Total Investments	—	78,444	—	592,662	671,106	96.4
Other Assets and Liabilities, Net						3.6
						100.0
Other Financial Instruments
Assets
Futures Contracts	19,049	—	—	—	19,049	2.7
Total Return Swap Contracts	—	348	—	—	348	0.1
A
Liabilities
Futures Contracts	(10,969)	—	—	—	(10,969)	(1.6)
Total Other Financial Instruments*	$8,080	$348	$—	$—	$8,428

* Less than 0.05% of net assets.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Consolidated Schedule of Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Commodity Strategies Fund 707

Russell Investment Company
Commodity Strategies Fund

Consolidated Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

Commodity
Derivatives not accounted for as hedging instruments	Contracts

Location: Consolidated Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$19,049
Total return swap contracts, at fair value	348
Total	$19,397

Location: Consolidated Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$10,969
Commodity
Derivatives not accounted for as hedging instruments	Contracts

Location: Consolidated Statement of Operations - Net realized gain (loss)
Futures contracts	$50
Total return swap contracts	5,234
Total	$5,284

Location: Consolidated Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$8,345
Total return swap contracts	4,671
Total	$13,016

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Consolidated Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

708 Commodity Strategies Fund

Russell Investment Company
Commodity Strategies Fund

Consolidated Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
	Location: Consolidated Statement of Assets and Liabilities	Recognized	Assets and	of Assets and
Description	- Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$777	$ — $	777
Total Return Swap Contracts	Total return swap contracts, at fair value	348	—	348
Total Financial and Derivative Assets		1,125	—	1,125
Financial and Derivative Assets not subject to a netting agreement		(777)	—	(777)
Total Financial and Derivative Assets subject to a netting agreement		$348	$ — $	348

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$19	$—	$ —	$ 19
BNP Paribas	40	—	—	40
Macquarie	52	—	—	52
Morgan Stanley	154	—	—	154
Societe Generale	33	—	—	33
UBS	50	—	—	50
Total	$348	$—	$ —	$ 348

See accompanying notes which are an integral part of the financial statements.

Commodity Strategies Fund 709

Russell Investment Company
Commodity Strategies Fund

Consolidated Balance Sheet Offsetting of Financial and Derivative Instruments,
continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Liabilities
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Location: Consolidated Statement of Assets and Liabilities	Recognized	Assets and	of Assets and
Description	- Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$2,035	$	— $	2,035
Total Financial and Derivative Liabilities	2,035	—	2,035
Financial and Derivative Liabilities not subject to a netting agreement	(2,035)	—	(2,035)
Total Financial and Derivative Liabilities subject to a netting agreement	$—	$	— $	—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Consolidated Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

710 Commodity Strategies Fund

Russell Investment Company
Commodity Strategies Fund

Consolidated Statement of Assets and Liabilities(†) — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$671,096
Investments, at fair value(>)	671,106
Cash	350
Cash (restricted)(a)(b)	25,993
Receivables:
Dividends and interest	74
Dividends from affiliated funds	514
Investments sold	3,163
Fund shares sold	1,320
Variation margin on futures contracts	777
Total return swap contracts, at fair value(8)	348
Total assets	703,645

Liabilities
Payables:
Due to broker (c)(d)	4,170
Fund shares redeemed	673
Accrued fees to affiliates	585
Other accrued expenses	333
Variation margin on futures contracts	2,035
Total liabilities	7,796

Net Assets	$695,849

(†)     The Statement of Assets and Liabilities is consolidated and includes the balances of Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Commodity Strategies Fund 711

Russell Investment Company
Commodity Strategies Fund

Consolidated Statement of Assets and Liabilities(†) , continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$7,136
Accumulated net realized gain (loss)	4
Unrealized appreciation (depreciation) on:
Investments	1
Investments in affiliated funds	9
Futures contracts	8,080
Total return swap contracts	348
Shares of beneficial interest	1,243
Additional paid-in capital	679,028
Net Assets	$695,849

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$5.50
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$5.84
Class A — Net assets	$6,920,435
Class A — Shares outstanding ($. 01 par value)	1,257,609
Net asset value per share: Class C(#)	$5.24
Class C — Net assets	$2,977,596
Class C — Shares outstanding ($. 01 par value)	568,000
Net asset value per share: Class E(#)	$5.50
Class E — Net assets	$178,429
Class E — Shares outstanding ($. 01 par value)	32,417
Net asset value per share: Class M(#)	$5.58
Class M — Net assets	$14,040,988
Class M — Shares outstanding ($. 01 par value)	2,515,304
Net asset value per share: Class S(#)	$5.59
Class S — Net assets	$492,179,593
Class S — Shares outstanding ($. 01 par value)	88,094,845
Net asset value per share: Class Y(#)	$5.65
Class Y — Net assets	$179,551,905
Class Y — Shares outstanding ($. 01 par value)	31,799,627
Amounts in thousands
(>) Investments in affiliates, U. S. Cash Management Fund	$592,662
(8) Total return swap contracts - premiums paid (received)	$—

(a) Cash Collateral for Futures	$7,943
(b) Cash Collateral for Swaps	$18,050
(c) Due to Broker for Futures	$2,310
(d) Due to Broker for Swaps	$1,860
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(†) The Statement of Assets and Liabilities is consolidated and includes the balances of Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary) . Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

712 Commodity Strategies Fund

Russell Investment Company
Commodity Strategies Fund

Consolidated Statement of Operations(†) — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$768
Dividends from affiliated funds	5,206
Interest	453
Total investment income	6,427

Expenses
Advisory fees	10,561
Administrative fees	410
Custodian fees	259
Distribution fees - Class A	18
Distribution fees - Class C	27
Transfer agent fees - Class A	14
Transfer agent fees - Class C	7
Transfer agent fees - Class E	5
Transfer agent fees - Class M	5
Transfer agent fees - Class S	1,010
Transfer agent fees - Class Y	8
Professional fees	172
Registration fees	111
Shareholder servicing fees - Class C	9
Shareholder servicing fees - Class E	6
Trustees’ fees	23
Printing fees	180
Miscellaneous	83
Expenses before reductions	12,908
Expense reductions	(4,975)
Net expenses	7,933
Net investment income (loss)	(1,506)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1)
Investments in affiliated funds	62
Futures contracts	50
Total return swap contracts	5,234
Net realized gain (loss)	5,345
Net change in unrealized appreciation (depreciation) on:
Investments	1
Investments in affiliated funds	(119)
Futures contracts	8,345
Total return swap contracts	4,671
Net change in unrealized appreciation (depreciation)	12,898
Net realized and unrealized gain (loss)	18,243
Net Increase (Decrease) in Net Assets from Operations	$16,737

(†)     The Statement of Operations is consolidated and includes the balances of Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Commodity Strategies Fund 713

Russell Investment Company
Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets(†)

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,506)	$(5,490)
Net realized gain (loss)	5,345	(15,754)
Net change in unrealized appreciation (depreciation)	12,898	(4,791)
Net increase (decrease) in net assets from operations	16,737	(26,035)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(31,403)	(43,155)
Total Net Increase (Decrease) in Net Assets	(14,666)	(69,190)

Net Assets
Beginning of period	710,515	779,705
End of period	$695,849	$710,515
Undistributed (overdistributed) net investment income included in net assets	$7,136	$(2,768)

(†)     The Statements of Changes in Net Assets is consolidated and includes the balances of Cayman Commodity Strategies Fund
          Ltd.  (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
          Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

714 Commodity Strategies Fund

Russell Investment Company
Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets(†), continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	300	$1,623	323	$1,685
Payments for shares redeemed	(344)	(1,859)	(423)	(2,206)
Net increase (decrease)	(44)	(236)	(100)	(521)
Class C
Proceeds from shares sold	89	461	116	586
Payments for shares redeemed	(333)	(1,719)	(235)	(1,188)
Net increase (decrease)	(244)	(1,258)	(119)	(602)
Class E
Proceeds from shares sold	61	331	476	2,522
Payments for shares redeemed	(1,840)	(10,346)	(925)	(4,971)
Net increase (decrease)	(1,779)	(10,015)	(449)	(2,449)
Class M(1)
Proceeds from shares sold	2,630	14,434	—	—
Payments for shares redeemed	(115)	(610)	—	—
Net increase (decrease)	2,515	13,824	—	—
Class S
Proceeds from shares sold	24,780	136,071	31,464	167,349
Payments for shares redeemed	(28,137)	(154,606)	(42,678)	(226,048)
Net increase (decrease)	(3,357)	(18,535)	(11,214)	(58,699)
Class Y
Proceeds from shares sold	5,104	27,653	9,215	50,350
Payments for shares redeemed	(7,663)	(42,836)	(5,717)	(31,234)
Net increase (decrease)	(2,559)	(15,183)	3,498	19,116
Total increase (decrease)	(5,468)	$(31,403)	(8,384)	$(43,155)

(1)     For the period March 17, 2017 (commencement of operations) to October 31, 2017.
(†)     The Statements of Changes in Net Assets is consolidated and includes the balances of Cayman Commodity Strategies Fund
          Ltd.  (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
          Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Commodity Strategies Fund 715

Russell Investment Company
Commodity Strategies Fund

Consolidated Financial Highlights — For the Periods Ended(†)

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	5.40	(. 03)	. 13	. 10	—	—
October 31, 2016	5.58	(. 06)	(. 12)	(. 18)	—	—
October 31, 2015	7.64	(. 09)	(1.97)	(2.06)	—	—
October 31, 2014	8.35	(. 12)	(. 59)	(. 71)	—(f)	—(f)
October 31, 2013	9.50	(. 12)	(1.03)	(1.15)	—	—

Class C
October 31, 2017	5.18	(. 07)	. 13	. 06	—	—
October 31, 2016	5.40	(. 09)	(. 13)	(. 22)	—	—
October 31, 2015	7.44	(. 13)	(1.91)	(2.04)	—	—
October 31, 2014	8.20	(. 18)	(. 58)	(. 76)	—(f)	—(f)
October 31, 2013	9.39	(. 19)	(1.00)	(1.19)	—	—

Class E
October 31, 2017	5.40	(. 04)	. 14	. 10	—	—
October 31, 2016	5.58	(. 06)	(. 12)	(. 18)	—	—
October 31, 2015	7.63	(. 09)	(1.96)	(2.05)	—	—
October 31, 2014	8.35	(. 12)	(. 60)	(. 72)	—(f)	—(f)
October 31, 2013	9.50	(. 12)	(1.03)	(1.15)	—	—

Class M
October 31, 2017(9)	5.46	(—)(f)	. 12	. 12	—	—

Class S
October 31, 2017	5.47	(. 01)	. 13	. 12	—	—
October 31, 2016	5.64	(. 04)	(. 13)	(. 17)	—	—
October 31, 2015	7.69	(. 07)	(1.98)	(2.05)	—	—
October 31, 2014	8.40	(. 10)	(. 61)	(. 71)	—(f)	—(f)
October 31, 2013	9.52	(. 10)	(1.02)	(1.12)	—	—

Class Y
October 31, 2017	5.52	(—)(f)	. 13	. 13	—	—
October 31, 2016	5.68	(. 03)	(. 13)	(. 16)	—	—
October 31, 2015	7.73	(. 06)	(1.99)	(2.05)	—	—
October 31, 2014	8.42	(. 08)	(. 61)	(. 69)	—(f)	—(f)
October 31, 2013	9.54	(. 08)	(1.04)	(1.12)	—	—

See accompanying notes which are an integral part of the financial statements.

716 Commodity Strategies Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

—	5.50	1.85	6,920	2.11	1.41	(. 51)	—
—	5.40	(3.23)	7,027	2.13	1.46	(1.07)	—
—	5.58	(26.96)	7,826	2.09	1.48	(1.39)	—
— (f)	7.64	(8.50)	11,212	2.08	1.52	(1.41)	302
—	8.35	(12.11)	20,224	2.04	1.52	(1.37)	145

—	5.24	1.16	2,978	2.86	2.16	(1.27)	—
—	5.18	(4.07)	4,210	2.87	2.21	(1.82)	—
—	5.40	(27.42)	5,029	2.83	2.23	(2.14)	—
— (f)	7.44	(9.26)	8,454	2.83	2.27	(2.16)	302
—	8.20	(12.67)	11,436	2.79	2.27	(2.12)	145

—	5.50	1.85	178	2.09	1.38	(0.69)	—
—	5.40	(3.23)	9,775	2.12	1.46	(1.07)	—
—	5.58	(26.87)	12,615	2.09	1.48	(1.39)	—
— (f)	7.63	(8.62)	17,427	2.08	1.52	(1.41)	302
—	8.35	(12.11)	20,652	2.04	1.52	(1.36)	145

—	5.58	2.20	14,041	1.87	1.06	(0.06)	—

—	5.59	2.19	492,180	1.86	1.16	(. 25)	—
—	5.47	(3.01)	500,004	1.87	1.21	(. 82)	—
—	5.64	(26.66)	579,005	1.84	1.23	(1.14)	—
— (f)	7.69	(8.45)	793,989	1.83	1.27	(1.16)	302
—	8.40	(11.76)	830,645	1.79	1.27	(1.12)	145

—	5.65	2.36	179,552	1.66	. 97	(. 07)	—
—	5.52	(2.82)	189,499	1.68	1.02	(. 62)	—
—	5.68	(26.52)	175,230	1.64	1.04	(. 95)	—
— (f)	7.73	(8.19)	219,596	1.63	1.08	(. 97)	302
—	8.42	(11.74)	351,831	1.60	1.08	(. 93)	145

See accompanying notes which are an integral part of the financial statements.

Commodity Strategies Fund 717

Russell Investment Company
Commodity Strategies Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$468,703
Administration fees	28,040
Distribution fees	3,368
Shareholder servicing fees	677
Transfer agent fees	81,512
Trustee fees	2,827
$585,127

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$653,773	$ 1,278,176	$ 1,339,230	$62	$(119)	$ 592,662	$5,206	$—
	$653,773	$ 1,278,176	$ 1,339,230	$62	$(119)	$ 592,662	$5,206	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$670,324,685
Unrealized Appreciation	$5,285,974
Unrealized Depreciation	(2,639)
Net Unrealized Appreciation (Depreciation)	$5,283,335
Undistributed Ordinary Income	$4,708,641
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(1,575)

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$11,410
Accumulated net realized gain (loss)	(5,290)
Additional paid-in capital	(6,120)

See accompanying notes which are an integral part of the financial statements.

718 Commodity Strategies Fund

Russell Investment Company
Global Infrastructure Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Global Infrastructure Fund - Class A‡			Global Infrastructure Fund - Class Y
	Total			Total
	Return			Return
1 Year	8.45%		1 Year	15.65%
5 Years	7.52	%§	5 Years	9.26	%§
Inception*	7.77	%§	Inception*	9.13	%§

Global Infrastructure Fund - Class C			S&P Global Infrastructure Index Net (USD)SM **
	Total			Total
	Return			Return
1 Year	14.23%		1 Year	16.51%
5 Years	7.97	%§	5 Years	8.30	%§
Inception*	7.86	%§	Inception*	7.74	%§

Global Infrastructure Fund - Class E
	Total
	Return
1 Year	15.11%
5 Years	8.79	%§
Inception*	8.67	%§

Global Infrastructure Fund - Class M‡‡
	Total
	Return
1 Year	15.49%
5 Years	9.08	%§
Inception*	8.96	%§

Global Infrastructure Fund - Class S
	Total
	Return
1 Year	15.44%
5 Years	9.07	%§
Inception*	8.95	%§

Global Infrastructure Fund 719

Russell Investment Company
Global Infrastructure Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Global Infrastructure Fund (the “Fund”) employs a multi-	The transportation sector was the best performing sector in the
manager approach whereby portions of the Fund are allocated to	index, reflecting the improved outlook for economic growth as well
different money manager strategies. Fund assets not allocated to	as European tollroad companies benefiting from upgraded traffic
money managers are managed by Russell Investment Management,	volumes. In the U. S. , the 10-year Treasury yield climbed more than
LLC (“RIM”), the Fund’s advisor. RIM may change the allocation	50 basis points and the U. S. Federal Reserve increased interest
of the Fund’s assets among money managers at any time. An	rates three times during the fiscal year, reflecting the central
exemptive order from the Securities and Exchange Commission	bank's confidence during the period. In spite of this, the utilities
(“SEC”) permits RIM to engage or terminate a money manager	sector posted strong returns while modestly underperforming
at any time, subject to approval by the Fund’s Board, without a	the broader index. Companies with energy-related businesses
shareholder vote. Pursuant to the terms of the exemptive order,	underperformed the index by a wide margin. However, the
the Fund is required to notify its shareholders within 90 days of	West Texas Intermediate crude oil price increased, strongly
when a money manager begins providing services. As of October	benefiting from a large rebound in the latter part of the year as
31, 2017, the Fund had four money managers.	U. S. production started to slow and there was renewed support

What is the Fund’s investment objective?	of OPEC constraints. Out-of-index exposure to specialized real estate investment trusts (“REITs”), construction & engineering
The Fund seeks to provide long term growth of capital and current	and environmental & facilities services contributed positively to
income.	benchmark-relative performance.
How did the Fund perform relative to its benchmark for the	From a regional perspective, Europe ex-UK led the index due
fiscal year ended October 31, 2017?	to strong results within the transportation companies which
For the fiscal year ended October 31, 2017, the Fund’s Class A,	benefited from upgraded traffic volumes. Asia ex-Japan and
Class C, Class E, Class M, Class S and Class Y Shares gained	emerging markets delivered positive returns, outperforming
15.10%, 14.23%, 15.11%, 15.49%, 15.44% and 15.65%,	relative to North America and the United Kingdom.
respectively. This is compared to the Fund’s benchmark, the S&P
Global Infrastructure Index (Net), which gained 16.51% during	How did the investment strategies and techniques employed
the same period. The Fund’s performance includes operating	by the Fund and its money managers affect its benchmark-
expenses, whereas index returns are unmanaged and do not	relative performance?
include expenses of any kind. For Share Classes with inception	Negative stock selection within energy pipelines, electric utilities
dates after November 1, 2016, annual returns reflect the returns	and multi-utilities detracted from the Fund’s benchmark-relative
of other Share Classes of the Fund for the period prior to	performance. Benefiting performance was positive stock selection
inception. Please refer to the footnotes at the end of the Portfolio	within the marine ports and airports sectors. Stock selection
Management Discussion and Analysis, as applicable.	within North America, Asia ex-Japan and emerging markets
contributed positively to performance, though selection within the
For the fiscal year ended October 31, 2017, the Morningstar®	United Kingdom had a negative impact. An underweight position
Infrastructure Category, a group of funds that Morningstar	to Europe ex-UK detracted.
considers to have investment strategies similar to those of the
Fund, gained 14.35%. This return serves as a peer comparison	The Fund employs discretionary money managers. The Fund’s
and is expressed net of operating expenses.	discretionary money managers select the individual portfolio securities for the assets assigned to them. Fund assets not
How did the market conditions described in the Market	allocated to discretionary money managers include the Fund’s
Summary report affect the Fund’s performance?	cash balances and assets which may be managed directly by
For the fiscal year ended October 31, 2017, the global infrastructure	RIM to effect the Fund’s investment strategies and/or to actively
market, as measured by the S&P Global Infrastructure Index	manage the Fund’s overall exposures by investing in securities or
(Net), delivered a strong 16.51% return. The sector began the	other instruments that RIM believes will achieve the desired risk/
fiscal year with volatility as the Trump election took investors by	return profile for the Fund.
surprise, sending markets into a tailspin before boosting broader	With respect to certain of the Fund’s money managers, Colonial
equity markets. Underpinned by stable economic growth, global	First State Asset Management (Australia) Limited (“Colonial”)
infrastructure posted strong performance during the period,	strongly outperformed the Fund’s benchmark for the fiscal year.
although the sector underperformed broader equities. Within	Colonial utilizes a fundamental relative value strategy that
the global infrastructure sector, there was a wide dispersion in	features significant ex-benchmark exposure. Stock selection
company performance.	within airports, marine ports and tollroads in addition to an

720 Global Infrastructure Fund

Russell Investment Company
Global Infrastructure Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

out-of-index exposure to railroads were key contributors to	modestly positive impact on absolute performance, as equity
outperformance. Stock selection within electric utilities and out-	markets delivered positive returns ahead of cash.
of-index exposure to gas utilities and specialized REITs were
beneficial. Stock selection within the energy pipelines and multi-	Describe any changes to the Fund’s structure or the money
utilities sectors detracted.	manager line-up.
There were no changes to the Fund’s structure or money manager
Maple-Brown Abbott Limited (“MBA”) materially underperformed	line up during the fiscal year.
the Fund’s benchmark for the fiscal year. MBA uses a bottom-up
and valuation driven approach, utilizing macroeconomic research	Money Managers as of October 31,
as a risk mitigation tool. Key detractors from performance were	2017	Styles
negative stock selection within energy pipelines, electric utilities	Cohen & Steers Capital Management, Inc. ,
and multi-utilities sectors. In addition, out-of-index exposure to	Cohen & Steers UK Limited and Cohen and
gas utilities and water utilities had a negative impact. Effective	Cohen & Steers Asia Limited	Public Market Equity
stock selection within airports, tollroads and Asia ex-Japan as	Colonial First State Asset Management
well as out-of-index exposure to specialized REITs had a positive	(Australia) Limited	Public Market Equity
	Maple-Brown Abbott Limited	Public Market Equity
impact.	Nuveen Asset Management, LLC	Public Market Equity
RIM utilized a strategy during the period to implement sector	The views expressed in this report reflect those of the
tilting through the use/purchase of infrastructure stocks. The	portfolio managers only through the end of the period
strategy seeks to position the portfolio to meet RIM’s overall	covered by the report. These views do not necessarily
preferred positioning objectives, while optimizing the portfolio	represent the views of RIM or any other person in RIM or
to minimize tracking error relative to the Fund’s money manager	any other affiliated organization. These views are subject to
portfolios. The strategy outperformed relative to the Fund’s	change at any time based upon market conditions or other
benchmark as a result of an underweight exposure to energy	events, and RIM disclaims any responsibility to update the
pipelines and an overweight to tollroads. An underweight to	views contained herein. These views should not be relied on
airports and out-of-index exposure to railroads and renewable	as investment advice and, because investment decisions for
electricity had a negative impact.	a Russell Investment Company (“RIC”) Fund are based on
During the fiscal year, the Fund used index futures contracts	numerous factors, should not be relied on as an indication
to equitize the Fund’s cash. The use of these derivatives had a	of investment decisions of any RIC Fund.

* Assumes initial investment on September 30, 2010.

** The S&P Global Infrastructure Index Net (USD)SM provides liquid and tradable exposure to 75 companies around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure classes: utilities, transportation and energy.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Global Infrastructure Fund 721

Russell Investment Company
Global Infrastructure Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars) of	Class A	Performance	expenses)
Beginning Account Value
investing in the fund and to compare these costs with the ongoing	May 1, 2017	$1,000.00	$1,000.00
costs of investing in other mutual funds. The Example is based on	Ending Account Value
an investment of $1,000 invested at the beginning of the period	October 31, 2017	$1,058.90	$1,018.10
and held for the entire period indicated, which for this Fund is	Expenses Paid During Period*	$7.32	$7.17

from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.41%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,054.30	$1,014.32
	Expenses Paid During Period*	$11.18	$10.97
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.16%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,059.00	$1,018.55
of other funds.	Expenses Paid During Period*	$6.85	$6.72

* Expenses are equal to the Fund's annualized expense ratio of 1.32%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

722 Global Infrastructure Fund

Russell Investment Company
Global Infrastructure Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,060.00	$1,019.71
Expenses Paid During Period*	$5.66	$5.55

* Expenses are equal to the Fund's annualized expense ratio of 1.09%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,059.90	$1,019.36
Expenses Paid During Period*	$6.02	$5.90

* Expenses are equal to the Fund's annualized expense ratio of 1.16%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,061.00	$1,020.32
Expenses Paid During Period*	$5.04	$4.94

* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Global Infrastructure Fund 723

Russell Investment Company
Global Infrastructure Fund

Schedule of Investments — October 31, 2017

			Amounts in thousands (except share amounts)
Amounts in thousands (except share amounts)				Principal	Fair
	Principal	Fair		Amount ($)	Value
	Amount ($)	Value		or Shares	$
	or Shares	$	China - 2.3%
Common Stocks - 95.1%			China Everbright International, Ltd.	1,621,174	2,286
Australia - 8.6%			China Merchants Port Holdings Co. , Ltd.	1,499,306	4,694
APA Group	400,716	2,627	China Resources Gas Group, Ltd.	534,014	1,957
Aurizon Holdings, Ltd.	464,865	1,845	COSCO Shipping Ports, Ltd.	4,554,122	5,278
AusNet Services(Æ)	5,067,570	6,891	ENN Energy Holdings, Ltd.	17,437	128
Macquarie Atlas Roads Group	633,414	2,891	Hopewell Highway Infrastructure, Ltd.	244,495	152
Spark Infrastructure Group(Ñ)	5,357,831	10,461	Jiangsu Expressway Co. , Ltd. Class H	4,605,380	7,076
Sydney Airport	1,225,266	6,672			21,571
Transurban Group - ADR(Æ)	5,204,385	48,476
		79,863	France - 7.2%
			Aeroports de Paris	82,681	13,931
Austria - 0.3%			Eiffage SA	62,179	6,499
Flughafen Wien AG(Þ)	46,601	1,876	Engie SA	18,216	308
Flughafen Wien AG(Å)	1,606	65	Eutelsat Communications SA	5,735	144
Oesterreichische Post AG	11,331	504	Groupe Eurotunnel SE	2,066,012	25,973
		2,445	Rubis SCA	9,309	584
			Suez Environnement Co.	261,853	4,607
Belgium - 0.1%			Veolia Environnement SA	35,983	853
Elia System Operator SA	10,642	617	Vinci SA(Ñ)	144,720	14,175
					67,074
Bermuda - 0.2%
Brookfield Renewable Energy Partners,			Germany - 1.3%
LP(Ñ)	35,078	1,183	Fraport AG Frankfurt Airport Services
China Everbright Water, Ltd. (Ñ)	775,307	276	Worldwide	106,107	10,094
CK Infrastructure Holdings, Ltd.	52,219	455	Innogy SE(Þ)	50,240	2,338
		1,914			12,432

Brazil - 1.3%			Hong Kong - 1.5%
Alupar Investimento SA	64,044	353	Beijing Enterprises Holdings, Ltd.	91,000	541
CCR SA	786,180	4,374	Beijing Enterprises Water Group, Ltd.
Cia de Saneamento Basico do Estado de			(Æ)	530,373	445
Sao Paulo - ADR(Æ)	94,039	858	CLP Holdings, Ltd.	321,279	3,268
Cia de Saneamento Basico do Estado de			Guangdong Investment, Ltd.	48,751	71
Sao Paulo(Æ)	88,745	808	Hong Kong & China Gas Co. , Ltd.	724,289	1,369
EDP - Energias do Brasil SA(Æ)	480,900	2,117	MTR Corp. , Ltd. (Þ)	54,291	314
Rumo SA(Æ)	330,569	1,283	Power Assets Holdings, Ltd.	818,768	7,095
Transmissora Alianca de Energia					13,103
Eletrica SA	438,930	2,751
		12,544	India - 0.5%
			Bharti Infratel, Ltd.	114,316	782
Canada - 8.5%			Petronet LNG, Ltd.	204,814	822
Brookfield Infrastructure Partners, LP(Ñ)	53,860	2,282	Power Grid Corp. of India, Ltd.	798,810	2,613
Emera, Inc.	24,030	905			4,217
Enbridge, Inc.	899,610	34,583
Hydro One, Ltd. (Þ)	526,350	9,306	Indonesia - 0.1%
Keyera Corp.	48,229	1,420	Sarana Menara Nusantara Tbk PT	2,768,358	837
Kinder Morgan(Þ)	33,270	427	Tower Bersama Infrastructure	788,848	397
Pembina Pipeline Corp.	134,825	4,457			1,234
Progressive Waste Solutions, Ltd.	112,343	7,939
TransCanada Corp.	351,415	16,685	Italy - 5.7%
Westshore Terminals Investment Corp.	42,390	809	Atlantia SpA	1,410,215	45,959
		78,813	Ei Towers SpA	13,704	801
			Enav SpA(Þ)	63,599	303
Chile - 0.3%			Hera SpA	535,208	1,721
Aguas Andinas SA Class A	3,762,580	2,452	Infrastrutture Wireless Italiane SpA(Þ)	484,574	3,308
Enersis Chile SA - ADR	89,333	526	Snam Rete Gas SpA	122,685	627
		2,978	Societa Iniziative Autostradali e Servizi
			SpA	19,401	330

See accompanying notes which are an integral part of the financial statements.

724 Global Infrastructure Fund

Russell Investment Company
Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Terna Rete Elettrica Nazionale SpA	30,829	186	Enagas SA	47,892	1,379
		53,235	Endesa SA - ADR	58,512	1,340
			Ferrovial SA(Ñ)	245,765	5,341
Japan - 2.9%			Gas Natural SDG SA	53,865	1,153
Central Japan Railway Co.	14,000	2,535	Iberdrola SA	262,411	2,121
East Japan Railway Co.	92,403	8,974	Red Electrica Corp. SA	242,634	5,374
Japan Airport Terminal Co. , Ltd.	75,661	2,673			74,795
Kamigumi Co. , Ltd.	139,279	3,338
Osaka Gas Co. , Ltd.	206,000	3,968	Switzerland - 1.6%
Tokyo Gas Co. , Ltd.	209,400	5,218	Flughafen Zurich AG	66,679	14,514
West Japan Railway Co.	10,100	712
		27,418	United Kingdom - 5.9%
			Centrica PLC	31,694	72
Luxembourg - 0.1%			National Grid PLC	3,090,496	37,192
SES SA	27,902	454	National Grid PLC - ADR(Ñ)	46,407	2,833
			Scottish & Southern Energy PLC	341,040	6,261
Mexico - 1.9%			Severn Trent PLC Class H	214,785	6,019
Grupo Aeroportuario del Centro Norte			United Utilities Group PLC	265,335	2,936
SAB de CV - ADR(Ñ)	45,780	1,850			55,313
Grupo Aeroportuario del Pacifico SAB de
CV Class B	584,540	5,544	United States - 33.7%
Grupo Aeroportuario del Pacifico SAB de			Alliant Energy Corp.	60,831	2,632
CV - ADR	47,702	4,528	Ameren Corp.	17,566	1,089
Grupo Aeroportuario del Sureste SAB de			American Electric Power Co. , Inc.	193,480	14,397
CV - ADR	5,330	953	American Tower Corp. (ö)	50,097	7,197
Infraestructura Energetica Nova SAB			American Water Works Co. , Inc.	29,707	2,607
de CV	96,008	490	Antero Midstream GP LP(Ñ)	69,117	1,293
OHL Mexico SAB de CV	1,904,293	3,369	Atmos Energy Corp.	57,465	5,013
Promotora y Operadora de			Avangrid, Inc. (Ñ)	340	18
Infraestructura SAB de CV	66,034	627	Black Hills Corp. (Ñ)	2,856	186
Promotora y Operadora de			Boardwalk Pipeline Partners, LP(Ñ)	439,546	6,162
Infraestructura SAB de CV Class L	38,249	285	CenterPoint Energy, Inc.	2,895	86
		17,646	Cheniere Energy, Inc. (Æ)	95,011	4,441
			Chesapeake Utilities Corp.	4,493	362
Netherlands - 1.3%			CMS Energy Corp.	253,654	12,269
Koninklijke Vopak NV	282,863	12,246	Connecticut Water Service, Inc.	1,168	72
			CoreSite Realty Corp. Class A(ö)	2,312	256
New Zealand - 1.0%			Crown Castle International Corp. (ö)	92,336	9,887
Auckland International Airport, Ltd.	1,602,070	6,854	CSX Corp.	30,737	1,550
Infratil, Ltd.	508,715	1,120	Digital Realty Trust, Inc. (ö)	9,280	1,099
Port of Tauranga, Ltd. (Ñ)(Þ)	423,903	1,328	Dominion Energy, Inc.	248,874	20,194
Port of Tauranga, Ltd. (Å)(Ñ)	53,765	168	DTE Energy Co.	13,442	1,485
		9,470	Duke Energy Corp.	67,530	5,964
			Edison International	89,401	7,148
Singapore - 0.8%			Enbridge Energy Management LLC(Æ)
CitySpring Infrastructure Trust(Æ)	3,922,282	1,597	(Ñ)	409,079	5,891
ComfortDelGro Corp. , Ltd.	1,020,875	1,513	Entergy Corp.	4,208	363
Hutchison Port Holdings Trust Class U	1,391,805	599	Enterprise Products Partners, LP(Ñ)	573,758	14,057
Keppel DC REIT(Ñ)(ö)	92,712	94	Equinix, Inc. (ö)	1,842	854
NetLink NBN Trust(Æ)	1,689,105	1,022	Eversource Energy	75,100	4,704
Parkway Life Real Estate Investment			Great Plains Energy, Inc.	234,264	7,691
Trust(Æ)(ö)	665,492	1,391	Hess Midstream Partners, LP	27,426	545
SATS, Ltd.	225,865	779	Kinder Morgan, Inc.	2,072,220	37,528
		6,995	Macquarie Infrastructure Corp.	57,615	4,007
			Magellan Midstream Partners, LP	54,519	3,746
Spain - 8.0%			NextEra Energy, Inc.	184,478	28,607
Abertis Infraestructuras SA	1,206,386	26,097	NiSource, Inc.	482,174	12,715
Aena SA(Þ)	166,130	30,488	Norfolk Southern Corp.	19,917	2,617
Cellnex Telecom SA(Þ)	60,480	1,502

See accompanying notes which are an integral part of the financial statements.

Global Infrastructure Fund 725

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Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal		Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
	or Shares		$		or Shares	$
ONE Gas, Inc.	7,509		578		Other Assets and Liabilities, Net
ONEOK, Inc.	64,281		3,489	-	(3.5%)	(32,124)
Pattern Energy Group, Inc. Class A	52,683		1,215		Net Assets - 100.0%	930,608
PG&E Corp.	371,707		21,473
Pinnacle West Capital Corp.	1,491		131
Plains All American Pipeline, LP(Ñ)	378,322		7,555
Plains GP Holdings, LP Class A	4,219		86
PNM Resources, Inc.	570		25
PPL Corp.	3,103		117
Republic Services, Inc. Class A	6,120		398
SBA Communications Corp. (Æ)(ö)	29,954		4,708
Sempra Energy	81,438		9,569
Southern Co. (The)	210,122		10,968
Targa Resources Corp.	47,524		1,972
UGI Corp.	67,536		3,232
Union Pacific Corp.	11,538		1,336
Unitil Corp.	3,513		183
Waste Management, Inc.	18,057		1,484
WEC Energy Group, Inc. (Æ)	52,476		3,536
Williams Cos. , Inc. (The)	203,117		5,789
Xcel Energy, Inc.	147,269		7,293
			313,869

Total Common Stocks
(cost $734,780)			884,760

Investments in Other Funds - 0.1%
3i Infrastructure PLC	269,382		707
John Laing Infrastructure Fund, Ltd.	241,278		399
Total Investments in Other Funds
(cost $1,042)			1,106

Warrants & Rights - 0.0%
Spain - 0.0%
Ferrovial SA(Æ)
2017 Rights	268,054		129

Total Warrants & Rights
(cost $126)			129

Short-Term Investments - 3.7%
United States - 3.7%
U. S. Cash Management Fund(@)	33,872,056	(8)	33,875
Total Short-Term Investments
(cost $33,875)			33,875

Other Securities - 4.6%
U. S. Cash Collateral Fund(×)(@)	42,862,021	(8)	42,862
Total Other Securities
(cost $42,862)			42,862

Total Investments 103.5%
(identified cost $812,685)			962,732

See accompanying notes which are an integral part of the financial statements.

726 Global Infrastructure Fund

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Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
0.0%
Flughafen Wien AG	08/07/17	EUR	1,606	40.28	65	65
Port of Tauranga, Ltd.	12/12/16	NZD	53,765	2.86	154	168
						233
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Infrastructure Fund 727

Russell Investment Company
Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts

Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
CAC40 Euro Index Futures			36	EUR	1,981	11/17	56
DAX Index Futures			2	EUR	661	12/17	14
EURO STOXX 50 Index Futures			44	EUR	1,618	12/17	63
FTSE 100 Index Futures			19	GBP	1,419	12/17	26
Hang Seng Index Futures			10	HKD	14,100	11/17	(5)
IBEX 35 Index Futures			50	EUR	5,273	11/17	230
S&P Utilities Select Sector Index Futures			266	USD	14,739	12/17	165
S&P/TSX 60 Index Futures			27	CAD	5,106	12/17	157
SPI 200 Index Futures			31	AUD	4,563	12/17	92
TOPIX Index Futures			4	JPY	70,520	12/17	22
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							820

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
	Amount			Amount			(Depreciation)
Counterparty	Sold			Bought		Settlement Date	$
Australia and New Zealand Banking Group	USD	302		HKD	2,353	11/01/17	—
Bank of America	USD	15,002		AUD	18,800	12/20/17	(620)
Bank of America	USD	216		CAD	270	12/20/17	(7)
Bank of America	USD	42,130		EUR	35,210	12/20/17	(1,001)
Bank of America	USD	6,826		GBP	5,080	12/20/17	(69)
Bank of America	USD	24		HKD	189	11/02/17	—
Bank of America	USD	8,028		HKD	62,540	12/20/17	(5)
Bank of America	USD	2,797		JPY	307,620	12/20/17	(85)
Bank of America	AUD	730		USD	567	12/20/17	8
Bank of America	CAD	1,500		USD	1,217	12/20/17	53
Bank of America	EUR	2,210		USD	2,650	12/20/17	68
Bank of America	GBP	360		USD	490	12/20/17	11
Bank of America	JPY	16,790		USD	149	12/20/17	1
Bank of America	MXN	385		USD	20	11/01/17	—
Bank of America	MXN	492		USD	26	11/01/17	—
BNP Paribas	USD	667		AUD	850	12/20/17	(16)
BNP Paribas	USD	594		CAD	740	12/20/17	(20)
BNP Paribas	USD	1,686		EUR	1,420	12/20/17	(28)
BNP Paribas	USD	306		GBP	230	12/20/17	—
BNP Paribas	USD	354		HKD	2,760	12/20/17	—
BNP Paribas	USD	150		JPY	16,770	12/20/17	(2)
BNP Paribas	CHF	2,500		USD	2,587	12/20/17	72
BNP Paribas	EUR	9,600		USD	11,356	12/20/17	143
Brown Brothers Harriman	USD	2,393		AUD	3,009	12/20/17	(99)
Brown Brothers Harriman	USD	279		CAD	340	12/20/17	(15)
Brown Brothers Harriman	USD	17,673		CAD	21,502	12/20/17	(999)
Brown Brothers Harriman	USD	980		EUR	820	12/20/17	(22)
Brown Brothers Harriman	USD	1,022		EUR	850	12/20/17	(29)
Brown Brothers Harriman	USD	1,735		EUR	1,470	12/20/17	(18)
Brown Brothers Harriman	USD	4,166		EUR	3,449	12/20/17	(137)
Brown Brothers Harriman	USD	9,650		EUR	7,990	12/20/17	(317)
Brown Brothers Harriman	USD	185		GBP	140	12/20/17	1
Brown Brothers Harriman	USD	200		GBP	150	12/20/17	—

See accompanying notes which are an integral part of the financial statements.

728 Global Infrastructure Fund

Russell Investment Company
Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	USD	295	GBP	220	12/20/17	(3)
Brown Brothers Harriman	USD	675	GBP	514	12/20/17	8
Brown Brothers Harriman	USD	180	HKD	1,400	12/20/17	—
Brown Brothers Harriman	USD	185	HKD	1,440	12/20/17	—
Brown Brothers Harriman	USD	718	HKD	5,598	12/20/17	—
Brown Brothers Harriman	USD	147	JPY	16,130	12/20/17	(4)
Brown Brothers Harriman	USD	154	JPY	17,280	12/20/17	(2)
Brown Brothers Harriman	USD	223	JPY	23,983	12/20/17	(11)
Brown Brothers Harriman	AUD	280	USD	220	12/20/17	6
Brown Brothers Harriman	AUD	290	USD	226	12/20/17	4
Brown Brothers Harriman	AUD	430	USD	345	12/20/17	16
Brown Brothers Harriman	AUD	1,420	USD	1,129	12/20/17	42
Brown Brothers Harriman	CAD	740	USD	593	12/20/17	19
Brown Brothers Harriman	EUR	530	USD	618	12/20/17	(1)
Brown Brothers Harriman	EUR	530	USD	636	12/20/17	17
Brown Brothers Harriman	EUR	1,090	USD	1,294	12/20/17	20
Brown Brothers Harriman	GBP	220	USD	295	12/20/17	3
Brown Brothers Harriman	HKD	8,450	USD	1,084	12/20/17	—
Brown Brothers Harriman	JPY	16,570	USD	149	12/20/17	2
Brown Brothers Harriman	JPY	16,920	USD	151	12/20/17	2
Citigroup	USD	1,477	AUD	1,839	12/20/17	(70)
Citigroup	USD	1,643	CAD	1,992	12/20/17	(98)
Citigroup	USD	4,166	EUR	3,449	12/20/17	(137)
Citigroup	USD	9,651	EUR	7,990	12/20/17	(319)
Citigroup	USD	676	GBP	514	12/20/17	8
Citigroup	USD	718	HKD	5,598	12/20/17	—
Citigroup	USD	223	JPY	23,983	12/20/17	(11)
Credit Suisse	USD	56	SGD	77	11/02/17	—
Credit Suisse	AUD	675	USD	519	11/01/17	2
Credit Suisse	AUD	118	USD	90	11/02/17	—
Credit Suisse	CAD	766	USD	597	11/01/17	3
Credit Suisse	EUR	1,371	USD	1,594	11/01/17	(2)
Deutsche Bank	JPY	9,419	USD	83	11/01/17	—
Deutsche Bank	JPY	400	USD	4	11/02/17	—
JPMorgan Chase	USD	12	GBP	9	11/01/17	—
JPMorgan Chase	EUR	122	USD	142	11/01/17	—
Royal Bank of Canada	USD	295	CAD	380	12/20/17	—
Royal Bank of Canada	USD	9,658	EUR	7,990	12/20/17	(325)
Royal Bank of Canada	USD	199	GBP	150	12/20/17	—
Royal Bank of Canada	AUD	440	USD	344	12/20/17	7
Royal Bank of Canada	AUD	440	USD	337	12/20/17	—
Royal Bank of Canada	CAD	380	USD	300	12/20/17	5
Royal Bank of Canada	EUR	500	USD	591	12/20/17	7
Royal Bank of Canada	EUR	610	USD	720	12/20/17	7
Royal Bank of Canada	GBP	150	USD	197	12/20/17	(2)
Royal Bank of Canada	HKD	4,250	USD	545	12/20/17	—
Royal Bank of Canada	JPY	34,440	USD	304	12/20/17	1
State Street	USD	793	AUD	1,010	12/20/17	(20)
State Street	USD	125	BRL	410	11/03/17	—
State Street	USD	743	CAD	930	12/20/17	(22)
State Street	USD	1,811	EUR	1,530	12/20/17	(24)
State Street	USD	1	GBP	1	11/02/17	—
State Street	USD	292	GBP	220	12/20/17	1

See accompanying notes which are an integral part of the financial statements.

Global Infrastructure Fund 729

Russell Investment Company
Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	USD	218	HKD	1,704	11/01/17	—
State Street	USD	81	HKD	632	11/02/17	—
State Street	USD	548	HKD	4,270	12/20/17	—
State Street	USD	304	JPY	34,010	12/20/17	(4)
State Street	AUD	17,000	USD	13,606	12/20/17	600
State Street	CAD	403	USD	313	11/02/17	—
State Street	CAD	370	USD	297	12/20/17	10
State Street	CAD	530	USD	436	12/20/17	25
State Street	CAD	550	USD	440	12/20/17	13
State Street	CAD	17,124	USD	13,955	12/20/17	674
State Street	EUR	996	USD	1,160	11/02/17	—
State Street	EUR	540	USD	653	12/20/17	23
State Street	EUR	740	USD	878	12/20/17	13
State Street	EUR	32,820	USD	39,563	12/20/17	1,226
State Street	GBP	8	USD	11	11/01/17	—
State Street	GBP	300	USD	397	12/20/17	(2)
State Street	GBP	4,770	USD	6,469	12/20/17	125
State Street	HKD	57,530	USD	7,388	12/20/17	8
State Street	IDR	37,587	USD	3	11/01/17	—
State Street	JPY	297,880	USD	2,682	12/20/17	57
State Street	NZD	17	USD	12	11/01/17	—
State Street	NZD	26	USD	18	11/02/17	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(1,235)

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Australia	$—	$79,863	$—	$—	$79,863	8.6
Austria	—	2,445	—	—	2,445	0.3
Belgium	—	617	—	—	617	0.1
Bermuda	1,183	731	—	—	1,914	0.2
Brazil	12,544	—	—	—	12,544	1.3
Canada	78,813	—	—	—	78,813	8.5
Chile	2,978	—	—	—	2,978	0.3
China	—	21,571	—	—	21,571	2.3
France	—	67,074	—	—	67,074	7.2
Germany	—	12,432	—	—	12,432	1.3
Hong Kong	—	13,103	—	—	13,103	1.5
India	—	4,217	—	—	4,217	0.5
Indonesia	—	1,234	—	—	1,234	0.1
Italy	—	53,235	—	—	53,235	5.7
Japan	—	27,418	—	—	27,418	2.9
Luxembourg	—	454	—	—	454	0.1

See accompanying notes which are an integral part of the financial statements.

730 Global Infrastructure Fund

Russell Investment Company
Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Mexico	17,646	—	—	—	17,646	1.9
Netherlands	—	12,246	—	—	12,246	1.3
New Zealand	—	9,470	—	—	9,470	1.0
Singapore	—	6,995	—	—	6,995	0.8
Spain	—	74,795	—	—	74,795	8.0
Switzerland	—	14,514	—	—	14,514	1.6
United Kingdom	2,833	52,480	—	—	55,313	5.9
United States	313,869	—	—	—	313,869	33.7
Investments in Other Funds	—	1,106	—	—	1,106	0.1
Warrants & Rights	129	—	—	—	129	— *
Short-Term Investments	—	—	—	33,875	33,875	3.7
Other Securities	—	—	—	42,862	42,862	4.6
Total Investments	429,995	456,000	—	76,737	962,732	103.5
Other Assets and Liabilities, Net						(3.5)
						100.0

Other Financial Instruments
Assets
Futures Contracts	825	—	—	—	825	0.1
Foreign Currency Exchange Contracts	5	3,306	—	—	3,311	0.4
A
Liabilities
Futures Contracts	(5)	—	—	—	(5)	(—)*
Foreign Currency Exchange Contracts	(3)	(4,543)	—	—	(4,546)	(0.5)
Total Other Financial Instruments**	$822	$(1,237)	$—	$—	$(415)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Infrastructure Fund 731

Russell Investment Company
Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands
Fair Value
Infrastructure Subindustry Exposure	$
Air Freight & Logistics	504
Airport Services	104,178
Cable & Satellite	598
Construction & Engineering	26,144
Diversified	32,241
Electric Utilities	168,265
Environmental & Facilities Services	12,107
Gas Utilities	24,719
Healthcare	1,391
Highways & Railtracks	166,894
Integrated Telecommunication Services	7,471
Marine Ports & Services	11,520
Multi-Utilities	122,583
Oil & Gas Refining & Marketing	1,420
Oil & Gas Storage & Transportation	161,773
Railroads	19,883
Renewable Electricity	2,398
Specialty	3,968
Trucking	1,513
Water Utilities	16,028
Wireless Telecommunication Services	397
Short-Term Investments	33,875
Other Securities	42,862
Total Investments	962,732

See accompanying notes which are an integral part of the financial statements.

732 Global Infrastructure Fund

Russell Investment Company
Global Infrastructure Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$3,311
Variation margin on futures contracts*	825	—
Total	$825	$3,311

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$5	$—
Unrealized depreciation on foreign currency exchange contracts	—	4,546
Total	$5	$4,546
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$6,168	$—
Foreign currency exchange contracts	—	1,927
Total	$6,168	$1,927

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$241	$—
Foreign currency exchange contracts	—	(848)
Total	$241	$(848)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Infrastructure Fund 733

Russell Investment Company
Global Infrastructure Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
			Amounts		of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value		$42,380	$—	$42,380
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		3,311	—	3,311
Futures Contracts	Variation margin on futures contracts		96	—	96
Total Financial and Derivative Assets			45,787	—	45,787
Financial and Derivative Assets not subject to a netting agreement			(102)	—	(102)
Total Financial and Derivative Assets subject to a netting agreement			$45,685	$—	$45,685

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Bank of America		$143	$143	$—	$—
Barclays		3,585	—	3,585	—
BNP Paribas		215	66	—	149
Brown Brothers Harriman		141	141	—	—
Citigroup		15,029	3	15,026	—
Credit Suisse		426	—	426	—
Goldman Sachs		15,390	—	15,390	—
HSBC		2,554	—	2,554	—
Merrill Lynch		2,035	—	2,035	—
Morgan Stanley		1,313	—	1,313	—
Royal Bank of Canada		27	27	—	—
Societe Generale		2,051	—	2,051	—
State Street		2,776	72	—	2,704
Total		$45,685	$452	$42,380	$2,853

See accompanying notes which are an integral part of the financial statements.

734 Global Infrastructure Fund

Russell Investment Company
Global Infrastructure Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Liabilities
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$17	$	— $	17
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	4,546	—	4,546
Total Financial and Derivative Liabilities	4,563	—	4,563
Financial and Derivative Liabilities not subject to a netting agreement	(20)	—	(20)
Total Financial and Derivative Liabilities subject to a netting agreement	$4,543	$	— $	4,543

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Liabilities
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$1,789	$143	$ —	$1,646
BNP Paribas	66	66	—	—
Brown Brothers Harriman	1,658	141	—	1,517
Citigroup	630	3	—	627
Royal Bank of Canada	328	27	—	301
State Street	72	72	—	—
Total	$4,543	$452	$ —	$4,091

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Infrastructure Fund 735

Russell Investment Company
Global Infrastructure Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$812,685
Investments, at fair value(*)(>)	962,732
Cash (restricted)(a)	2,291
Foreign currency holdings(^)	4,696
Unrealized appreciation on foreign currency exchange contracts	3,311
Receivables:
Dividends and interest	2,078
Dividends from affiliated funds	31
Investments sold	10,460
Fund shares sold	1,430
Foreign capital gains taxes recoverable	290
Variation margin on futures contracts	96
Total assets	987,415

Liabilities
Payables:
Due to custodian	1
Investments purchased	7,399
Fund shares redeemed	718
Accrued fees to affiliates	960
Other accrued expenses	267
Variation margin on futures contracts	17
Deferred capital gains tax liability	37
Unrealized depreciation on foreign currency exchange contracts	4,546
Payable upon return of securities loaned	42,862
Total liabilities	56,807

Net Assets	$930,608

See accompanying notes which are an integral part of the financial statements.

736 Global Infrastructure Fund

Russell Investment Company
Global Infrastructure Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$6,458
Accumulated net realized gain (loss)	33,938
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	150,010
Futures contracts	820
Foreign currency exchange contracts	(1,235)
Foreign currency-related transactions	(75)
Shares of beneficial interest	751
Additional paid-in capital	739,941
Net Assets	$930,608

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.38
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$13.14
Class A — Net assets	$9,379,614
Class A — Shares outstanding ($. 01 par value)	757,836
Net asset value per share: Class C(#)	$12.29
Class C — Net assets	$6,426,218
Class C — Shares outstanding ($. 01 par value)	522,757
Net asset value per share: Class E(#)	$12.39
Class E — Net assets	$615,232
Class E — Shares outstanding ($. 01 par value)	49,642
Net asset value per share: Class M(#)	$12.39
Class M — Net assets	$26,351,519
Class M — Shares outstanding ($. 01 par value)	2,127,110
Net asset value per share: Class S(#)	$12.40
Class S — Net assets	$744,039,356
Class S — Shares outstanding ($. 01 par value)	60,015,736
Net asset value per share: Class Y(#)	$12.40
Class Y — Net assets	$143,795,813
Class Y — Shares outstanding ($. 01 par value)	11,596,775
Amounts in thousands
(^) Foreign currency holdings - cost	$4,751
(*) Securities on loan included in investments	$42,380
(>) Investments in affiliates, U. S. Cash Management Fund and U. S. Cash Collateral Fund	$76,737

(a) Cash Collateral for Futures	$2,291
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Global Infrastructure Fund 737

Russell Investment Company
Global Infrastructure Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$39,182
Dividends from affiliated funds	338
Securities lending income (net)	214
Securities lending income from affiliated funds (net)	206
Less foreign taxes withheld	(2,079)
Total investment income	37,861

Expenses
Advisory fees	13,039
Administrative fees	503
Custodian fees	377
Distribution fees - Class A	22
Distribution fees - Class C	50
Transfer agent fees - Class A	17
Transfer agent fees - Class C	14
Transfer agent fees - Class E	9
Transfer agent fees - Class M	9
Transfer agent fees - Class S	1,663
Transfer agent fees - Class Y	8
Professional fees	101
Registration fees	110
Shareholder servicing fees - Class C	17
Shareholder servicing fees - Class E	11
Trustees’ fees	34
Printing fees	237
Miscellaneous	32
Expenses before reductions	16,253
Expense reductions	(4,060)
Net expenses	12,193
Net investment income (loss)	25,668

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	77,272
Investments in affiliated funds	3
Futures contracts	6,168
Foreign currency exchange contracts	1,927
Foreign currency-related transactions	574
Net realized gain (loss)	85,944
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	45,044
Investments in affiliated funds	(1)
Futures contracts	241
Foreign currency exchange contracts	(848)
Foreign currency-related transactions	(41)
Net change in unrealized appreciation (depreciation)	44,395
Net realized and unrealized gain (loss)	130,339
Net Increase (Decrease) in Net Assets from Operations	$156,007

See accompanying notes which are an integral part of the financial statements.

738 Global Infrastructure Fund

Russell Investment Company
Global Infrastructure Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$25,668	$29,812
Net realized gain (loss)	85,944	20,819
Net change in unrealized appreciation (depreciation)	44,395	20,055
Net increase (decrease) in net assets from operations	156,007	70,686

Distributions
From net investment income
Class A	(184)	(162)
Class C	(102)	(101)
Class E	(112)	(466)
Class M	(222)	—
Class S	(18,680)	(21,288)
Class Y	(4,466)	(7,243)
From net realized gain
Class A	(285)	(230)
Class C	(241)	(220)
Class E	(655)	(719)
Class S	(29,319)	(28,742)
Class Y	(8,151)	(10,311)
Net decrease in net assets from distributions	(62,417)	(69,482)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(197,136)	(376,259)
Total Net Increase (Decrease) in Net Assets	(103,546)	(375,055)

Net Assets
Beginning of period	1,034,154	1,409,209
End of period	$930,608	$1,034,154
Undistributed (overdistributed) net investment income included in net assets	$6,458	$1,585

See accompanying notes which are an integral part of the financial statements.

Global Infrastructure Fund 739

Russell Investment Company
Global Infrastructure Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	221	$2,570	150	$1,671
Proceeds from reinvestment of distributions	41	457	36	385
Payments for shares redeemed	(169)	(1,999)	(266)	(2,942)
Net increase (decrease)	93	1,028	(80)	(886)
Class C
Proceeds from shares sold	158	1,779	69	768
Proceeds from reinvestment of distributions	31	342	30	319
Payments for shares redeemed	(225)	(2,617)	(219)	(2,427)
Net increase (decrease)	(36)	(496)	(120)	(1,340)
Class E
Proceeds from shares sold	60	669	142	1,587
Proceeds from reinvestment of distributions	68	722	105	1,116
Payments for shares redeemed	(1,620)	(17,829)	(865)	(9,946)
Net increase (decrease)	(1,492)	(16,438)	(618)	(7,243)
Class M(1)
Proceeds from shares sold	2,173	26,957	—	—
Proceeds from reinvestment of distributions	18	222	—	—
Payments for shares redeemed	(64)	(790)	—	—
Net increase (decrease)	2,127	26,389	—	—
Class S
Proceeds from shares sold	17,127	198,414	14,026	155,438
Proceeds from reinvestment of distributions	4,309	47,719	4,640	49,380
Payments for shares redeemed	(29,945)	(362,306)	(39,231)	(441,729)
Net increase (decrease)	(8,509)	(116,173)	(20,565)	(236,911)
Class Y
Proceeds from shares sold	597	6,946	1,726	18,969
Proceeds from reinvestment of distributions	1,146	12,618	1,655	17,553
Payments for shares redeemed	(9,316)	(111,010)	(14,690)	(166,401)
Net increase (decrease)	(7,573)	(91,446)	(11,309)	(129,879)
Total increase (decrease)	(15,390)	$(197,136)	(32,692)	$(376,259)

(1) For the period March 17, 2017 (commencement of operation) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

740 Global Infrastructure Fund

(This page intentionally left blank)

Russell Investment Company
Global Infrastructure Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	11.42	. 26	1.37	1.63	(. 24)	(. 43)
October 31, 2016	11.43	. 24	. 33	. 57	(. 24)	(. 34)
October 31, 2015	12.93	. 20	(. 62)	(. 42)	(. 21)	(. 87)
October 31, 2014	12.32	. 23	1.27	1.50	(. 25)	(. 64)
October 31, 2013	11.18	. 23	1.41	1.64	(. 24)	(. 26)

Class C
October 31, 2017	11.36	. 17	1.37	1.54	(. 18)	(. 43)
October 31, 2016	11.38	. 15	. 33	. 48	(. 16)	(. 34)
October 31, 2015	12.89	. 11	(. 62)	(. 51)	(. 13)	(. 87)
October 31, 2014	12.30	. 13	1.26	1.39	(. 16)	(. 64)
October 31, 2013	11.16	. 15	1.41	1.56	(. 16)	(. 26)

Class E
October 31, 2017	11.42	. 17	1.47	1.64	(. 24)	(. 43)
October 31, 2016	11.43	. 24	. 33	. 57	(. 24)	(. 34)
October 31, 2015	12.93	. 20	(. 62)	(. 42)	(. 21)	(. 87)
October 31, 2014	12.32	. 23	1.27	1.50	(. 25)	(. 64)
October 31, 2013	11.18	. 23	1.41	1.64	(. 24)	(. 26)

Class M
October 31, 2017(9)	11.40	. 17	1.04	1.21	(. 22)	—

Class S
October 31, 2017	11.43	. 29	1.38	1.67	(. 27)	(. 43)
October 31, 2016	11.44	. 27	. 33	. 60	(. 27)	(. 34)
October 31, 2015	12.94	. 23	(. 62)	(. 39)	(. 24)	(. 87)
October 31, 2014	12.33	. 26	1.27	1.53	(. 28)	(. 64)
October 31, 2013	11.19	. 26	1.41	1.67	(. 27)	(. 26)

Class Y
October 31, 2017	11.43	. 30	1.39	1.69	(. 29)	(. 43)
October 31, 2016	11.45	. 29	. 32	. 61	(. 29)	(. 34)
October 31, 2015	12.95	. 25	(. 62)	(. 37)	(. 26)	(. 87)
October 31, 2014	12.34	. 28	1.28	1.56	(. 31)	(. 64)
October 31, 2013	11.19	. 27	1.43	1.70	(. 29)	(. 26)

See accompanying notes which are an integral part of the financial statements.

742 Global Infrastructure Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)(k)

(. 67)	12.38	15.10	9,380	1.83	1.44	2.19	84
(. 58)	11.42	5.43	7,595	1.83	1.47	2.14	102
(1.08)	11.43	(3.49)	8,522	1.82	1.47	1.70	86
(. 89)	12.93	12.95	9,903	1.81	1.47	1.83	119
(. 50)	12.32	15.24	7,556	1.82	1.49	2.02	127

(. 61)	12.29	14.23	6,426	2.58	2.19	1.43	84
(. 50)	11.36	4.65	6,343	2.59	2.22	1.38	102
(1.00)	11.38	(4.23)	7,718	2.57	2.22	. 96	86
(. 80)	12.89	12.00	9,145	2.56	2.22	1.07	119
(. 42)	12.30	14.41	5,900	2.58	2.24	1.26	127

(. 67)	12.39	15.11	615	1.83	1.45	1.53	84
(. 58)	11.42	5.42	17,601	1.84	1.47	2.16	102
(1.08)	11.43	(3.50)	24,683	1.82	1.47	1.67	86
(. 89)	12.93	12.92	28,885	1.81	1.47	1.87	119
(. 50)	12.32	15.23	21,848	1.83	1.49	1.99	127

(. 22)	12.39	10.66	26,352	1.55	1.09	2.16	84

(. 70)	12.40	15.44	744,039	1.58	1.19	2.45	84
(. 61)	11.43	5.69	783,412	1.59	1.22	2.41	102
(1.11)	11.44	(3.25)	1,019,451	1.57	1.22	1.95	86
(. 92)	12.94	13.21	1,243,852	1.56	1.22	2.06	119
(. 53)	12.33	15.59	755,311	1.57	1.24	2.24	127

(. 72)	12.40	15.65	143,796	1.38	1.01	2.57	84
(. 63)	11.43	5.78	219,203	1.39	1.04	2.57	102
(1.13)	11.45	(3.07)	348,835	1.37	1.04	2.13	86
(. 95)	12.95	13.39	480,724	1.36	1.04	2.28	119
(. 55)	12.34	15.79	427,919	1.37	1.06	2.33	127

See accompanying notes which are an integral part of the financial statements.

Global Infrastructure Fund 743

Russell Investment Company
Global Infrastructure Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$792,017
Administration fees	37,927
Distribution fees	6,163
Shareholder servicing fees	1,518
Transfer agent fees	118,318
Trustee fees	4,342
$960,285

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Collateral Fund	$37,089	$430,624	$424,851	$—	$—	$42,862	$206	$—
U. S. Cash Management Fund	32,929	629,423	628,479	3	(1)	33,875	338	—
	$70,018	$1,060,047	$1,053,330	$3	$(1)	$76,737	$544	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$846,266,799
Unrealized Appreciation	$128,857,683
Unrealized Depreciation	(11,842,954)
Net Unrealized Appreciation (Depreciation)	$117,014,729
Undistributed Ordinary Income	$33,733,411
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$39,271,410
Tax Composition of Distributions
Ordinary Income	$33,439,975
Long-Term Capital Gains	$28,976,785

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$2,971
Accumulated net realized gain (loss)	(2,971)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

744 Global Infrastructure Fund

Russell Investment Company
Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Global Real Estate Securities Fund - Class A‡			Global Real Estate Securities Fund - Class S
	Total			Total
	Return			Return
1 Year	0.00%		1 Year	6.33%
5 Years	4.83	%§	5 Years	6.35	%§
10 Years	1.88	%§	10 Years	2.73	%§

Global Real Estate Securities Fund - Class C			Global Real Estate Securities Fund - Class Y‡‡‡‡
	Total			Total
	Return			Return
1 Year	5.28%		1 Year	6.55%
5 Years	5.29	%§	5 Years	6.56	%§
10 Years	1.70	%§	10 Years	2.90	%§

Global Real Estate Securities Fund - Class E			FTSE EPRA/NAREIT Developed Real Estate Index (Net) **
	Total			Total
	Return			Return
1 Year	6.07%		1 Year	6.12%
5 Years	6.09	%§	5 Years	6.45	%§
10 Years	2.47	%§	10 Years	1.49	%§

Global Real Estate Securities Fund - Class M‡‡			Russell Developed Index (Net) ***
				Total
	Total			Return
	Return
1 Year	6.41%		1 Year	23.26%
5 Years	6.36	%§	5 Years	11.85	%§
10 Years	2.74	%§	10 Years	4.36	%§
			Global Real Estate Linked Benchmark ****
Global Real Estate Securities Fund - Class R6‡‡‡				Total
	Total			Return
	Return		1 Year	6.12%
1 Year	6.52%		5 Years	6.45	%§
5 Years	6.54	%§	10 Years	3.09	%§
10 Years	2.89	%§

Global Real Estate Securities Fund 745

Russell Investment Company
Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Global Real Estate Securities Fund (the “Fund”) employs	the fiscal year, reflecting the central bank's confidence during the
a multi-manager approach whereby portions of the Fund are	period.
allocated to different money manager strategies. Fund assets not	Within the global property securities market, Europe led the index
allocated to money managers are managed by Russell Investment	with strong positive returns reflecting improving economic growth
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	and subsiding political risk across the region. Also delivering
the allocation of the Fund’s assets among money managers at	positive performance was Asia ex-Japan, which outpaced North
any time. An exemptive order from the Securities and Exchange	America in an environment of weaker U. S. performance. In
Commission (“SEC”) permits RIM to engage or terminate a money	Japan, the market delivered negative returns and continued to
manager at any time, subject to approval by the Fund’s Board,	display a bifurcated performance pattern, with J-REITs struggling
without a shareholder vote. Pursuant to the terms of the exemptive	due to capital outflows and concerns over higher global interest
order, the Fund is required to notify its shareholders within 90	rates while Japanese developers posted positive performance.
days of when a money manager begins providing services. As of	The Fund was positioned with an underweight position in North
October 31, 2017, the Fund had three money managers.	America and Continental Europe and an overweight to United
What is the Fund’s investment objective?	Kingdom and Japan, resulting in a neutral contribution from
The Fund seeks to provide current income and long term capital	regional allocation.
growth.	With respect to property sectors, there was an unusually wide dispersion in performance by property type. Data centers and
How did the Fund perform relative to its benchmark for the	industrial REITs experienced strong double-digit percentage
fiscal year ended October 31, 2017?	gains, backed by very strong fundamental growth. The retail sector
For the fiscal year ended October 31, 2017, the Fund’s Class A,	posted large declines due to ongoing store closures and concerns
Class C, Class E, Class M, Class R6, Class S and Class Y Shares	around e-commerce. The more bond-like, yield-oriented health
gained 6.10%, 5.28%, 6.07%, 6.41%, 6.52%, 6.33% and 6.55%,	care and net lease sectors were modestly negative performers
respectively. This is compared to the Fund’s benchmark, the FTSE	while property types with shorter lease terms, including self-
EPRA/NAREIT Developed Real Estate Index (Net), which gained	storage and residential, finished with positive performance.
6.12% during the same period. The Fund’s performance includes	These trends in property sector performance posed a headwind
operating expenses, whereas index returns are unmanaged and	for Fund performance, as the portfolio was positioned to favor the
do not include expenses of any kind. For Share Classes with	discounted retail sector over industrial REITs.
inception dates after November 1, 2016, annual returns reflect the
returns of other Share Classes of the Fund for the period prior to	How did the investment strategies and techniques employed
inception. Please refer to the footnotes at the end of the Portfolio	by the Fund and its money managers affect its benchmark-
Management Discussion and Analysis, as applicable.	relative performance?
For the fiscal year ended October 31, 2017, the Morningstar®	Stock selection results were positive within the U. S. lodging and
Global Real Estate Category, a group of funds that Morningstar	data center sectors as well as the UK. From a sector allocation
considers to have investment strategies similar to those of the	perspective, underweight positions to the U. S. shopping center
Fund, gained 9.10%. This result serves as a peer comparison and	sector and Japanese REITs were beneficial. Detracting from
is expressed net of operating expenses.	performance was an overweight to the U. S. malls sector and an underweight to the U. S. industrial sector.
How did the market conditions described in the Market	The Fund employs discretionary money managers. The Fund’s
Summary report affect the Fund’s performance?	discretionary money managers select the individual portfolio
For the fiscal year ended October 31, 2017, the global listed	securities for the assets assigned to them. Fund assets not
property market, as measured by the FTSE EPRA/NAREIT	allocated to discretionary money managers include the Fund’s
Developed Real Estate Index (Net), delivered a 6.12% return.	cash balances and assets which may be managed directly by
The sector began the fiscal year with volatility as the Trump	RIM to effect the Fund’s investment strategies and/or to actively
election took investors by surprise, sending markets into a tailspin	manage the Fund’s overall exposures by investing in securities or
before boosting broader equity markets. Underpinned by stable	other instruments that RIM believes will achieve the desired risk/
economic growth, the global property market sustained positive	return profile for the Fund.
momentum during the period, although real estate investment
trusts (“REITs”) underperformed broader equities. In the U. S. ,	With respect to certain of the Fund’s money managers, Cohen &
the Federal Reserve increased interest rates three times during	Steers Capital Management, Inc. , Cohen & Steers UK Limited
and Cohen & Steers Asia Limited (together, “Cohen”) strongly

746 Global Real Estate Securities Fund

Russell Investment Company
Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

outperformed the Fund’s benchmark for the fiscal year. Cohen	During the period, the Fund used index futures and swap contracts
seeks to generate excess returns through a combination of	to equitize the Fund’s cash. The use of these derivatives had a
fundamental bottom-up stock selection and top-down regional and	modestly positive impact on absolute performance, as equity
property type allocation decisions. Underweight positions in the	markets delivered positive returns ahead of cash.
self-storage and retail sectors were key drivers of outperformance.
Outside of the U. S. , stock selection within Japan and the United	Describe any changes to the Fund’s structure or the money
Kingdom were beneficial. Underweights to the U. S. industrial and	manager line-up.
lodging sectors had a negative impact during the period.	There were no changes to the Fund’s structure or money manager line up during the fiscal year.
Morgan Stanley Investment Management, Inc. , Morgan
Stanley Investment Management Limited and Morgan Stanley	Money Managers as of October 31,
Investment Management Company (together, “Morgan Stanley”)	2017	Styles
underperformed the Fund’s benchmark during the fiscal year.	Cohen & Steers Capital Management, Inc.,
Morgan Stanley’s process focuses on identifying listed property	Cohen & Steers UK Limited and Cohen &
companies that trade at discounts relative to underlying asset	Steers Asia Limited	Market-Oriented
values. Property sector allocation detracted from fiscal year	Morgan Stanley Investment Management,
performance, as an overweight position to the U. S. retail sector	Inc. , Morgan Stanley Investment
and underweights to the U. S. industrial and data centers sectors	Management Limited and Morgan Stanley
	Investment Management Company	Value
detracted from performance. Outside of the U. S. , underweight	RREEF America L. L. C. , Deutsche
exposure to Continental Europe had a negative effect. On a	Investments Australia Limited and Deutsche
positive note, effective stock selection within the U. S. residential	Alternatives Asset Management (Global)
and lodging sectors and underweight positions to the U. S. health	Limited operating under the brand name
care and net lease sectors were beneficial.	Deutsche Asset Management	Market-Oriented
During the period, RIM continued to utilize a strategy to	The views expressed in this report reflect those of the
implement regional and property sector tilting through the direct	portfolio managers only through the end of the period
purchase of real estate stocks. Using the output from a quantitative	covered by the report. These views do not necessarily
model, the strategy seeks to position the portfolio to meet RIM’s	represent the views of RIM or any other person in RIM or
overall preferred positioning with respect to regional and property	any other affiliated organization. These views are subject to
type exposures. The strategy outperformed relative to the Fund’s	change at any time based upon market conditions or other
benchmark for the one-year period. Positive performance was	events, and RIM disclaims any responsibility to update the
driven by overweight positions to Hong Kong, Japan developers	views contained herein. These views should not be relied on
and the U. S. office sector. Underweights to J-REITs and the U. S.	as investment advice and, because investment decisions for
net lease sector were also beneficial.	a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

Global Real Estate Securities Fund 747

Russell Investment Company
Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** FTSE EPRA/NAREIT Developed Real Estate Index (Net) is an unmanaged market-weighted total return index, which consists of publicly traded equity REITs and listed property companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities and is net of dividend withholding taxes.

*** The Russell Developed Index (Net) measures the performance of the investable securities in developed countries globally (net of tax on dividends from foreign holdings).

**** The Global Real Estate Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Global Real Estate Linked Benchmark represents the returns of the FTSE NAREIT Equity REIT
Index through September 30, 2010 and the returns of the FTSE EPRA/NAREIT Developed Real Estate Index (net) thereafter. The FTSE NAREIT Equity REIT
Index is an unmanaged, market-capitalization-weighted index of all publicly traded U.S. REITs that invest predominantly in the equity ownership of real estate, excluding timber and infrastructure. The index is designed to reflect the performance of all U.S. publicly traded equity REITs as a whole.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

‡‡‡ The Fund first issued Class R6 Shares on March 1, 2016.  The returns shown for Class R6 Shares are the returns of the Fund’s Class Y Shares from September
26, 2008 through February 29, 2016. The returns shown prior to September 26, 2008 are the returns of the Fund’s Class S Shares. Class R6 Shares will have substantially similar annual returns as the Class Y and Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R6 Shares do no have the same expenses as the Class Y and Class S Shares.

‡‡‡‡ The Fund first issued Class Y Shares on September 26, 2008.  The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S
Shares.  Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

748 Global Real Estate Securities Fund

Russell Investment Company
Global Real Estate Securities Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars) of	Class A	Performance	expenses)
Beginning Account Value
investing in the fund and to compare these costs with the ongoing	May 1, 2017	$1,000.00	$1,000.00
costs of investing in other mutual funds. The Example is based on	Ending Account Value
an investment of $1,000 invested at the beginning of the period	October 31, 2017	$1,027.40	$1,018.25
and held for the entire period indicated, which for this Fund is	Expenses Paid During Period*	$7.05	$7.02
from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.38%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period).
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2017	$1,023.50	$1,014.47
the expenses you paid on your account during this period.	Expenses Paid During Period*	$10.86	$10.82

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 2.13%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period).
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2017	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
	October 31, 2017	$1,027.10	$1,018.25
funds. To do so, compare this 5% hypothetical example with the	Expenses Paid During Period*	$7.05	$7.02
5% hypothetical examples that appear in the shareholder reports
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 1.38%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Global Real Estate Securities Fund 749

Russell Investment Company
Global Real Estate Securities Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,029.10	$1,019.96
Expenses Paid During Period*	$5.32	$5.30

* Expenses are equal to the Fund's annualized expense ratio of 1.04%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R6	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,029.40	$1,020.32
Expenses Paid During Period*	$4.96	$4.94

* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,028.40	$1,019.51
Expenses Paid During Period*	$5.78	$5.75

* Expenses are equal to the Fund's annualized expense ratio of 1.13%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,029.50	$1,020.57
Expenses Paid During Period*	$4.71	$4.69

* Expenses are equal to the Fund's annualized expense ratio of 0.92%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

750 Global Real Estate Securities Fund

Russell Investment Company
Global Real Estate Securities Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 97.7%			Hong Kong - 11.2%
Australia - 5.0%			Champion REIT(ö)	909,119	657
Arena REIT(ö)	144,931	249	CK Asset Holdings, Ltd.	1,840,294	15,136
BGP Holdings PLC(Å)(Æ)(Š)	4,619,419	—	Hang Lung Properties, Ltd. - ADR	3,316,766	7,632
Charter Hall Group - ADR(ö)	759,694	3,383	Henderson Land Development Co. , Ltd.	486,399	3,171
Dexus Property Group(ö)	1,226,680	9,178	Hongkong Land Holdings, Ltd.	1,998,195	14,487
Goodman Group(ö)	1,521,270	9,741	Hopewell Holdings, Ltd.	363,400	1,395
GPT Group (The)(ö)	1,441,856	5,621	Hysan Development Co. , Ltd.	1,115,943	5,393
Mirvac Group(ö)	3,004,968	5,558	I-CABLE Communications, Ltd. (Æ)	118,940	4
Scentre Group(ö)	2,515,650	7,745	Link Real Estate Investment Trust(ö)	1,601,811	13,499
Viva Energy(ö)	758,281	1,246	New World Development Co. , Ltd.	3,366,576	5,019
Westfield Corp. (ö)	1,209,011	7,193	Sino Land Co. , Ltd.	2,153,389	3,719
		49,914	Sun Hung Kai Properties, Ltd.	1,655,262	27,080
			Swire Properties, Ltd.	3,004,748	10,154
Austria - 0.6%			Wharf Holdings, Ltd. (The)	506,911	4,623
Buwog AG	223,722	6,452			111,969

Belgium - 0.2%			Ireland - 0.3%
Aedifica(ö)	12,440	1,185	Green REIT PLC(ö)	636,348	1,119
VGP NV	7,484	499	Hibernia REIT PLC(ö)	1,145,126	1,966
		1,684			3,085

Brazil - 0.2%			Japan - 8.9%
BR Malls Participacoes SA	443,001	1,717	Activia Properties, Inc. (ö)	814	3,187
			Daiwa House REIT Investment Corp. (ö)	800	1,865
Canada - 2.0%			Frontier Real Estate Investment Corp. (ö)	504	1,972
Allied Properties Real Estate Investment			Global One Real Estate Investment
Trust(ö)	203,083	6,508	Corp. (Ñ)(ö)	945	3,106
Boardwalk Real Estate Investment			Hulic Co. , Ltd.	355,135	3,642
Trust(Ñ)(ö)	32,934	1,017	Invesco Office J-REIT, Inc(ö)	266	243
Canadian Apartment Properties(ö)	148,011	3,909	Invincible Investment Corp. (ö)	5,929	2,409
Chartwell Retirement Residences	835	10	Japan Logistics Fund, Inc. (ö)	1,130	2,027
Crombie Real Estate Investment Trust(ö)	215	2	Japan Real Estate Investment Corp. (ö)	583	2,733
Dream Office Real Estate Investment			Japan Retail Fund Investment Corp. (ö)	1,852	3,286
Trust(ö)	132,390	2,245	Kenedix Office Investment Corp. Class
First Capital Realty, Inc. Class A	77,476	1,228	A(ö)	520	2,790
Granite Real Estate Investment Trust(ö)	84,346	3,258	Mitsubishi Estate Co. , Ltd.	935,000	16,958
RioCan Real Estate Investment Trust(ö)	109,828	2,083	Mitsui Fudosan Co. , Ltd.	946,093	22,060
		20,260	Mori Hills REIT Investment Corp. Class
			A(ö)	1,734	2,023
Finland - 0.1%			Mori Trust Sogo REIT, Inc. (ö)	313	447
Citycon OYJ	266,504	651	Nippon Building Fund, Inc. (ö)	759	3,657
			NTT Urban Development Corp.	270,300	2,798
France - 3.7%			Premier Investment Corp. (ö)	2,282	2,015
Fonciere Des Regions(ö)	20,457	2,084	Sekisui House Reit, Inc. (ö)	1,379	1,528
Gecina SA(ö)	64,239	10,431	Sumitomo Realty & Development Co. ,
Icad, Inc. (ö)	13,254	1,160	Ltd.	144,000	4,815
Klepierre SA - GDR(ö)	359,061	14,287	Tokyo Tatemono Co. , Ltd.	415,396	5,819
Unibail-Rodamco SE(ö)	37,810	9,466			89,380
		37,428
			Netherlands - 0.7%
Germany - 2.9%			Eurocommercial Properties NV	62,805	2,616
ADO Properties SA(Þ)	60,604	2,989	InterXion Holding NV(Æ)	75,390	4,026
Alstria Office REIT-AG(ö)	345,053	4,891			6,642
Deutsche Wohnen SE	283,218	12,091
TLG Immobilien AG	71,361	1,656	Norway - 0.3%
Vonovia SE	176,201	7,756	Entra ASA(Þ)	211,299	2,914
		29,383

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 751

Russell Investment Company
Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Singapore - 0.8%			American Tower Corp. (ö)	25,032	3,597
CapitaLand, Ltd.	116,200	313	Apartment Investment & Management
CDL Hospitality Trusts(ö)	1,290,539	1,548	Co. Class A(ö)	124,426	5,472
City Developments, Ltd.	314,100	2,981	AvalonBay Communities, Inc. (ö)	76,257	13,827
Frasers Logistics & Industrial Trust(ö)	850,500	696	Boston Properties, Inc. (ö)	155,922	18,895
Mapletree Logistics Trust(ö)	667,400	622	Brixmor Property Group, Inc. (ö)	123,490	2,158
Suntec Real Estate Investment Trust(ö)	1,555,100	2,225	Camden Property Trust(ö)	120,034	10,952
		8,385	CareTrust REIT, Inc. (ö)	160,252	3,028
			CBL & Associates Properties, Inc. (Ñ)(ö)	24,315	191
Spain - 1.4%			CoreSite Realty Corp. Class A(ö)	36,812	4,077
Aedas Homes SAU(Æ)(Þ)	41,321	1,444	Corporate Office Properties Trust(ö)	136,508	4,358
Hispania Activos Inmobiliarios Socimi			Cousins Properties, Inc. (ö)	460,696	4,155
SA(ö)	38,863	670	CyrusOne, Inc. (ö)	32,665	2,005
Inmobiliaria Colonial Socimi SA(ö)	78,864	750	DDR Corp. (ö)	125,467	962
Merlin Properties Socimi SA(ö)	807,560	10,662	Digital Realty Trust, Inc. (ö)	71,789	8,503
		13,526	Douglas Emmett, Inc. (ö)	245,037	9,750
			Duke Realty Corp. (ö)	296,940	8,457
Sweden - 1.3%			Empire State Realty Trust, Inc. Class
Atrium Ljungberg AB Class B	29,119	484	A(ö)	323,859	6,494
Castellum AB	199,863	3,209	Equinix, Inc. (Æ)(ö)	6,733	3,121
Fabege AB	12,691	268	Equity LifeStyle Properties, Inc. Class
Fastighets AB Balder Class B(Æ)	89,551	2,332	A(ö)	112,365	9,942
Hufvudstaden AB Class A	294,898	4,856	Equity Residential(ö)	238,736	16,057
Pandox AB	96,798	1,765	Essex Property Trust, Inc. (ö)	48,111	12,626
		12,914	Extended Stay America, Inc.	224,931	4,458
			Extra Space Storage, Inc. (ö)	168,022	13,709
Switzerland - 0.3%			Federal Realty Investment Trust(ö)	14,294	1,722
PSP Swiss Property AG	33,942	2,987	Forest City Realty Trust, Inc. Class A(ö)	83,324	2,052
			Four Corners Property Trust, Inc. (ö)	32,774	809
United Kingdom - 7.2%			GEO Group, Inc. (The)(ö)	40,936	1,062
Assura PLC(ö)	2,834,815	2,274	GGP, Inc. (ö)	1,253,752	24,398
Big Yellow Group PLC(ö)	129,000	1,331	HCP, Inc. (ö)	313,124	8,091
British Land Co. PLC (The)(ö)	1,546,225	12,342	Healthcare Realty Trust, Inc. (ö)	159,509	5,142
Capital & Counties Properties PLC	44,336	156	Hilton Worldwide Holdings, Inc.	98,110	7,092
Capital & Regional PLC(ö)	302,210	219	Host Hotels & Resorts, Inc. (ö)	382,763	7,487
Derwent London PLC(ö)	188,913	6,716	Hudson Pacific Properties, Inc. (ö)	131,338	4,442
Great Portland Estates PLC(ö)	1,192,352	9,842	Invitation Homes, Inc. (ö)	168,816	3,810
Hammerson PLC(ö)	459,788	3,202	JBG Smith Properties(ö)	64,735	2,020
Intu Properties PLC Class H(ö)	413,525	1,187	Kilroy Realty Corp. (ö)	114,892	8,184
Land Securities Group PLC(ö)	925,095	11,864	LaSalle Hotel Properties(ö)	187,234	5,282
LondonMetric Property PLC(ö)	947,761	2,219	Life Storage, Inc. (Æ)(ö)	56,617	4,575
LXB Retail Properties PLC(Æ)	558,034	148	Macerich Co. (The)(ö)	192,923	10,533
PRS REIT PLC (The)(Æ)(ö)(Þ)	668,876	933	Mack-Cali Realty Corp. (ö)	99,456	2,264
PRS REIT PLC (The)(Å)(Æ)(ö)	42,846	60	MGM Growth Properties LLC Class A(Ñ)
Safestore Holdings PLC(ö)	293,064	1,732	(ö)	134,795	3,978
Segro PLC(ö)	1,114,426	8,031	Mid-America Apartment Communities,
St. Modwen Properties PLC	360,770	1,824	Inc. (ö)	43,816	4,485
Tritax Big Box REIT PLC(ö)	755,761	1,477	Paramount Group, Inc. (ö)	211,089	3,360
UNITE Group PLC (The)(ö)	486,800	4,546	Pebblebrook Hotel Trust(Ñ)(ö)	111,726	3,984
Urban & Civic PLC(Å)	16,176	58	Pennsylvania Real Estate Investment
Warehouse REIT PLC(Æ)(ö)	222,432	288	Trust(Ñ)(ö)	53,815	523
Workspace Group PLC(ö)	87,722	1,033	Prologis, Inc. (ö)	230,568	14,890
		71,482	Public Storage(ö)	63,606	13,182
			Realty Income Corp. (ö)	130,889	7,025
United States - 50.6%			Regency Centers Corp. (ö)	93,946	5,783
Agree Realty Corp. (ö)	88,264	4,174	Retail Properties of America, Inc. Class
Alexandria Real Estate Equities, Inc. (ö)	73,541	9,117	A(ö)	349,033	4,265
American Campus Communities, Inc. (ö)	73,198	3,044	Rexford Industrial Realty, Inc. (ö)	261,803	7,773
American Homes 4 Rent Class A(ö)	121,456	2,585

See accompanying notes which are an integral part of the financial statements.

752 Global Real Estate Securities Fund

Russell Investment Company
Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2017

	Amounts in thousands (except share amounts)
		Principal		Fair
		Amount ($)		Value
		or Shares		$
	RLJ Lodging Trust(ö)	73,147		1,585
	Simon Property Group, Inc. (ö)	299,420		46,510
	SL Green Realty Corp. (ö)	130,234		12,460
	STORE Capital Corp. (ö)	190,373		4,700
	Sun Communities, Inc. (ö)	80,935		7,305
	Sunstone Hotel Investors, Inc. (ö)	493,233		8,049
	Switch, Inc. Class A(Æ)	43,652		835
	Tanger Factory Outlet Centers, Inc. (Ñ)(ö)	68,682		1,562
	Taubman Centers, Inc. (ö)	44,417		2,097
	UDR, Inc. (ö)	233,764		9,068
	Urban Edge Properties(ö)	126,870		2,976
	Ventas, Inc. (ö)	113,196		7,103
	VEREIT, Inc. (ö)	66,240		523
	Vornado Realty Trust(ö)	273,539		20,477
	Washington Prime Group, Inc. (ö)	19,741		155
	Weingarten Realty Investors(ö)	266,405		8,113
	Welltower, Inc. (ö)	238,000		15,937
	Weyerhaeuser Co. (ö)	50,995		1,831
				505,213

	Total Common Stocks
	(cost $841,947)			975,986

Short	-Term Investments - 1.9%
	United States - 1.9%
	U. S. Cash Management Fund(@)	18,906,453	(8)	18,908
	Total Short-Term Investments
	(cost $18,908)			18,908

	Other Securities - 0.7%
	U. S. Cash Collateral Fund(×)	6,882,731	(8)	6,883
	Total Other Securities
	(cost $6,883)			6,883

	Total Investments 100.3%
	(identified cost $867,738)			1,001,777

	Other Assets and Liabilities, Net
-	(0.3%)			(3,383)
	Net Assets - 100.0%			998,394

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 753

Russell Investment Company
Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)
				Principal	Cost per	Cost		Fair Value
% of Net Assets	Acquisition			Amount ($)		Unit	(000)	(000)
Securities	Date			or shares		$	$	$
0.0%
BGP Holdings PLC	08/06/09	EUR		4,619,419		—	—	—
PRS REIT PLC (The)	05/31/17	GBP		42,846		1.36	58	60
Urban & Civic PLC	10/20/16	GBP		16,176		2.65	43	58
								118
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
								Value and
								Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date		$
Long Positions
Dow Jones U. S. Real Estate Index Futures		368		USD	11,629	12/17		(186)
FTSE/EPRA Europe Index Futures		154		EUR	3,296	12/17		20
Hang Seng Index Futures			10	HKD	14,100	11/17		(5)
MSCI Singapore Index ETS Futures			21	SGD	796	11/17		8
S&P/TSX 60 Index Futures			4	CAD	756	12/17		10
SPI 200 Index Futures			11	AUD	1,619	12/17		16
TOPIX Index Futures			14	JPY	246,820	12/17		58
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)								(79)

Foreign Currency Exchange Contracts
Amounts in thousands
								Unrealized
								Appreciation
	Amount			Amount				(Depreciation)
Counterparty	Sold			Bought		Settlement Date		$
Bank of America	USD	219		AUD	280	12/20/17		(5)
Bank of America	USD	443		AUD	570	12/20/17		(7)
Bank of America	USD	9,153		AUD	11,470	12/20/17		(379)
Bank of America	USD	32		CAD	42	11/01/17		—
Bank of America	USD	295		CAD	370	12/20/17		(8)
Bank of America	USD	12		EUR	10	11/02/17		—
Bank of America	USD	12		EUR	11	11/02/17		—
Bank of America	USD	28		EUR	24	11/02/17		—
Bank of America	USD	58		EUR	49	11/02/17		—
Bank of America	USD	295		EUR	250	12/20/17		(3)
Bank of America	USD	895		EUR	760	12/20/17		(7)
Bank of America	USD	27,161		EUR	22,700	12/20/17		(647)
Bank of America	USD	45		GBP	34	11/02/17		—
Bank of America	USD	76		GBP	58	11/02/17		—
Bank of America	USD	547		HKD	4,260	12/20/17		—
Bank of America	USD	12,844		HKD	100,060	12/20/17		(9)
Bank of America	USD	398		JPY	45,360	11/01/17		1
Bank of America	USD	601		JPY	67,490	12/20/17		(6)
Bank of America	USD	16,781		JPY	1,845,750	12/20/17		(510)
Bank of America	USD	110		SGD	150	12/20/17		—
Bank of America	USD	4,051		SGD	5,450	12/20/17		(51)
Bank of America	AUD	150		USD	119	12/20/17		4
Bank of America	AUD	740		USD	569	12/20/17		3
Bank of America	CAD	166		USD	130	11/01/17		1

See accompanying notes which are an integral part of the financial statements.

754 Global Real Estate Securities Fund

Russell Investment Company
Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	CAD	190	USD	148	12/20/17	—
Bank of America	CAD	380	USD	308	12/20/17	13
Bank of America	EUR	29	USD	34	11/02/17	—
Bank of America	EUR	50	USD	59	11/02/17	—
Bank of America	EUR	350	USD	420	12/20/17	11
Bank of America	EUR	1,450	USD	1,717	12/20/17	25
Bank of America	GBP	10	USD	14	11/02/17	—
Bank of America	HKD	1,410	USD	181	12/20/17	—
Bank of America	HKD	7,060	USD	906	12/20/17	—
Bank of America	JPY	33,190	USD	296	12/20/17	3
Bank of America	JPY	62,700	USD	558	12/20/17	5
Bank of America	JPY	141,240	USD	1,245	12/20/17	—
Bank of America	SGD	1,567	USD	1,144	11/01/17	(6)
Bank of America	SGD	410	USD	301	12/20/17	1
Brown Brothers Harriman	USD	227	AUD	290	12/20/17	(6)
Brown Brothers Harriman	USD	235	AUD	300	12/20/17	(6)
Brown Brothers Harriman	USD	1,103	AUD	1,375	12/20/17	(52)
Brown Brothers Harriman	USD	144	CAD	180	12/20/17	(4)
Brown Brothers Harriman	USD	152	CAD	190	12/20/17	(5)
Brown Brothers Harriman	USD	491	CAD	595	12/20/17	(29)
Brown Brothers Harriman	USD	4,803	CAD	5,840	12/20/17	(274)
Brown Brothers Harriman	USD	10	EUR	9	11/01/17	—
Brown Brothers Harriman	USD	10	EUR	9	11/01/17	—
Brown Brothers Harriman	USD	17	EUR	15	11/01/17	—
Brown Brothers Harriman	USD	36	EUR	31	11/01/17	—
Brown Brothers Harriman	USD	44	EUR	38	11/01/17	—
Brown Brothers Harriman	USD	45	EUR	39	11/01/17	—
Brown Brothers Harriman	USD	62	EUR	53	11/01/17	—
Brown Brothers Harriman	USD	638	EUR	540	12/20/17	(7)
Brown Brothers Harriman	USD	781	EUR	660	12/20/17	(10)
Brown Brothers Harriman	USD	3,514	EUR	2,910	12/20/17	(116)
Brown Brothers Harriman	USD	368	HKD	2,870	12/20/17	—
Brown Brothers Harriman	USD	368	HKD	2,870	12/20/17	—
Brown Brothers Harriman	USD	1,525	HKD	11,891	12/20/17	—
Brown Brothers Harriman	USD	460	JPY	51,750	12/20/17	(3)
Brown Brothers Harriman	USD	463	JPY	51,850	12/20/17	(6)
Brown Brothers Harriman	USD	707	JPY	79,490	12/20/17	(7)
Brown Brothers Harriman	USD	1,833	JPY	197,474	12/20/17	(92)
Brown Brothers Harriman	USD	221	SGD	300	12/20/17	(1)
Brown Brothers Harriman	USD	529	SGD	709	12/20/17	(9)
Brown Brothers Harriman	AUD	140	USD	112	12/20/17	5
Brown Brothers Harriman	AUD	150	USD	115	12/20/17	—
Brown Brothers Harriman	AUD	150	USD	115	12/20/17	—
Brown Brothers Harriman	AUD	290	USD	226	12/20/17	4
Brown Brothers Harriman	AUD	420	USD	327	12/20/17	6
Brown Brothers Harriman	AUD	700	USD	556	12/20/17	21
Brown Brothers Harriman	EUR	18	USD	21	11/01/17	—
Brown Brothers Harriman	EUR	19	USD	22	11/01/17	—
Brown Brothers Harriman	EUR	123	USD	143	11/01/17	—
Brown Brothers Harriman	EUR	210	USD	246	12/20/17	—
Brown Brothers Harriman	EUR	300	USD	361	12/20/17	10
Brown Brothers Harriman	EUR	320	USD	376	12/20/17	2
Brown Brothers Harriman	EUR	530	USD	624	12/20/17	5

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 755

Russell Investment Company
Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	EUR	1,300	USD	1,561	12/20/17	44
Brown Brothers Harriman	GBP	11	USD	14	11/01/17	—
Brown Brothers Harriman	GBP	24	USD	31	11/01/17	—
Brown Brothers Harriman	GBP	61	USD	80	11/01/17	—
Brown Brothers Harriman	GBP	90	USD	119	11/01/17	(1)
Brown Brothers Harriman	HKD	1,390	USD	178	12/20/17	—
Brown Brothers Harriman	HKD	1,400	USD	180	12/20/17	—
Brown Brothers Harriman	HKD	1,430	USD	184	12/20/17	—
Brown Brothers Harriman	HKD	1,430	USD	183	12/20/17	—
Brown Brothers Harriman	HKD	5,600	USD	718	12/20/17	—
Brown Brothers Harriman	JPY	32,620	USD	299	12/20/17	12
Brown Brothers Harriman	JPY	33,710	USD	300	12/20/17	3
Brown Brothers Harriman	JPY	35,050	USD	310	12/20/17	1
Brown Brothers Harriman	JPY	53,060	USD	470	12/20/17	2
Brown Brothers Harriman	JPY	99,570	USD	893	12/20/17	15
Brown Brothers Harriman	NOK	1,463	USD	179	11/01/17	—
Brown Brothers Harriman	SGD	110	USD	81	12/20/17	—
Brown Brothers Harriman	SGD	150	USD	110	12/20/17	—
Brown Brothers Harriman	SGD	390	USD	290	12/20/17	4
Citigroup	USD	1,104	AUD	1,375	12/20/17	(53)
Citigroup	USD	491	CAD	595	12/20/17	(29)
Citigroup	USD	3,515	EUR	2,910	12/20/17	(118)
Citigroup	USD	1,526	HKD	11,891	12/20/17	—
Citigroup	USD	1,833	JPY	197,474	12/20/17	(92)
Citigroup	USD	529	SGD	709	12/20/17	(9)
Citigroup	EUR	50	USD	58	11/02/17	—
Citigroup	EUR	420	USD	488	12/20/17	(2)
Royal Bank of Canada	AUD	440	USD	344	12/20/17	8
Royal Bank of Canada	CAD	180	USD	143	12/20/17	3
Royal Bank of Canada	CAD	380	USD	300	12/20/17	5
Royal Bank of Canada	EUR	450	USD	532	12/20/17	6
Royal Bank of Canada	HKD	4,250	USD	545	12/20/17	—
Royal Bank of Canada	JPY	51,660	USD	456	12/20/17	1
Royal Bank of Canada	SGD	150	USD	110	12/20/17	—
State Street	USD	228	AUD	290	12/20/17	(6)
State Street	USD	337	AUD	430	12/20/17	(8)
State Street	USD	152	CAD	190	12/20/17	(5)
State Street	USD	617	EUR	520	12/20/17	(10)
State Street	USD	1,077	EUR	910	12/20/17	(14)
State Street	USD	368	HKD	2,870	12/20/17	—
State Street	USD	552	HKD	4,300	12/20/17	—
State Street	USD	309	JPY	34,670	12/20/17	(3)
State Street	USD	613	JPY	68,600	12/20/17	(8)
State Street	USD	81	SGD	110	12/20/17	—
State Street	USD	163	SGD	220	12/20/17	(1)
State Street	AUD	140	USD	113	12/20/17	6
State Street	AUD	11,420	USD	9,140	12/20/17	404
State Street	CAD	170	USD	140	12/20/17	8
State Street	CAD	190	USD	152	12/20/17	5
State Street	CAD	5,887	USD	4,797	12/20/17	232
State Street	EUR	160	USD	190	12/20/17	3
State Street	EUR	760	USD	920	12/20/17	32
State Street	EUR	22,530	USD	27,159	12/20/17	842

See accompanying notes which are an integral part of the financial statements.

756 Global Real Estate Securities Fund

Russell Investment Company
Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	HKD	126	USD	16	11/01/17	—
State Street	HKD	1,390	USD	178	12/20/17	—
State Street	HKD	1,390	USD	178	12/20/17	—
State Street	HKD	101,010	USD	12,971	12/20/17	14
State Street	JPY	16,600	USD	149	12/20/17	3
State Street	JPY	1,886,590	USD	16,989	12/20/17	359
State Street	SGD	180	USD	134	12/20/17	2
State Street	SGD	5,480	USD	4,074	12/20/17	52
UBS	USD	112	CAD	140	12/20/17	(4)
UBS	USD	708	JPY	79,490	12/20/17	(7)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(449)

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Australia	$—	$49,914	$—	$—	$49,914	5.0
Austria	—	6,452	—	—	6,452	0.6
Belgium	—	1,684	—	—	1,684	0.2
Brazil	1,717	—	—	—	1,717	0.2
Canada	20,260	—	—	—	20,260	2.0
Finland	—	651	—	—	651	0.1
France	2,244	35,184	—	—	37,428	3.7
Germany	—	29,383	—	—	29,383	2.9
Hong Kong	—	111,969	—	—	111,969	11.2
Ireland	—	3,085	—	—	3,085	0.3
Japan	—	89,380	—	—	89,380	8.9
Netherlands	4,026	2,616	—	—	6,642	0.7
Norway	—	2,914	—	—	2,914	0.3
Singapore	—	8,385	—	—	8,385	0.8
Spain	1,444	12,082	—	—	13,526	1.4
Sweden	—	12,914	—	—	12,914	1.3
Switzerland	—	2,987	—	—	2,987	0.3
United Kingdom	288	71,194	—	—	71,482	7.2
United States	505,213	—	—	—	505,213	50.6
Short-Term Investments	—	—	—	18,908	18,908	1.9
Other Securities	—	—	—	6,883	6,883	0.7
Total Investments	535,192	440,794	—	25,791	1,001,777	100.3
Other Assets and Liabilities, Net						(0.3)
						100.0

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 757

Russell Investment Company
Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Other Financial Instruments
Assets
Futures Contracts	112	—	—	—	112	—*
Foreign Currency Exchange Contracts	2	2,184	—	—	2,186	0.2
A
Liabilities
Futures Contracts	(191)	—	—	—	(191)	(—)*
Foreign Currency Exchange Contracts	(8)	(2,627)	—	—	(2,635)	(0.3)
Total Other Financial Instruments**	$(85)	$(443)	$—	$—	$(528)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

Amounts in thousands
Fair Value
Property Sector Exposure	$
Diversified	298,706
Healthcare	41,586
Industrial	57,262
Lodging/Resorts	47,636
Office	166,853
Residential	137,688
Retail	191,724
Self Storage	34,531
Short-Term Investments	18,908
Other Securities	6,883
Total Investments	1,001,777

See accompanying notes which are an integral part of the financial statements.

758 Global Real Estate Securities Fund

Russell Investment Company
Global Real Estate Securities Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$2,186
Variation margin on futures contracts*	112	—
Total	$112	$2,186

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$191	$—
Unrealized depreciation on foreign currency exchange contracts	—	2,635
Total	$191	$2,635
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,064	$—
Foreign currency exchange contracts	—	(273)
Total	$2,064	$(273)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$560	$—
Foreign currency exchange contracts	—	264
Total	$560	$264

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 759

Russell Investment Company
Global Real Estate Securities Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$6,718	$ — $	6,718
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	2,186	—	2,186
Futures Contracts	Variation margin on futures contracts	74	—	74
Total Financial and Derivative Assets		8,978	—	8,978
Financial and Derivative Assets not subject to a netting agreement		(76)	—	(76)
Total Financial and Derivative Assets subject to a netting agreement		$8,902	$ — $	8,902

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$66	$66	$—	$—
Barclays	515	—	515	—
Brown Brothers Harriman	134	134	—	—
Citigroup	39	—	39	—
Goldman Sachs	3,809	—	3,809	—
Merrill Lynch	2,354	—	2,354	—
Royal Bank of Canada	23	—	—	23
State Street	1,962	57	—	1,905
Total	$8,902	$257	$6,717	$1,928

See accompanying notes which are an integral part of the financial statements.

760 Global Real Estate Securities Fund

Russell Investment Company
Global Real Estate Securities Fund
Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$20	$—	20
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	2,635	—	2,635
Total Financial and Derivative Liabilities		2,655	—	2,655
Financial and Derivative Liabilities not subject to a netting agreement		(27)	—	(27)
Total Financial and Derivative Liabilities subject to a netting agreement		$2,628	$—	2,628

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^ Net Amount
Bank of America	$1,631	$66	$—	$ 1,565
Brown Brothers Harriman	627	134	—	493
Citigroup	302	—	—	302
State Street	57	57	—	—
UBS	11	—	—	11
Total	$2,628	$257	$—	$ 2,371

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 761

Russell Investment Company
Global Real Estate Securities Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$867,738
Investments, at fair value(*)(>)	1,001,777
Cash (restricted)(a)	2,100
Foreign currency holdings(^)	332
Unrealized appreciation on foreign currency exchange contracts	2,186
Receivables:
Dividends and interest	1,202
Dividends from affiliated funds	26
Investments sold	7,023
Fund shares sold	2,072
Foreign capital gains taxes recoverable	180
Variation margin on futures contracts	74
Total assets	1,016,972
Liabilities
Payables:
Due to custodian	1
Investments purchased	6,903
Fund shares redeemed	880
Accrued fees to affiliates	916
Other accrued expenses	340
Variation margin on futures contracts	20
Unrealized depreciation on foreign currency exchange contracts	2,635
Payable upon return of securities loaned	6,883
Total liabilities	18,578

Net Assets	$998,394

See accompanying notes which are an integral part of the financial statements.

762 Global Real Estate Securities Fund

Russell Investment Company
Global Real Estate Securities Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(8,459)
Accumulated net realized gain (loss)	19,509
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	134,039
Futures contracts	(79)
Foreign currency exchange contracts	(449)
Foreign currency-related transactions	(6)
Shares of beneficial interest	290
Additional paid-in capital	853,549
Net Assets	$998,394

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$33.65
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$35.70
Class A — Net assets	$23,284,836
Class A — Shares outstanding ($. 01 par value)	692,018
Net asset value per share: Class C(#)	$32.46
Class C — Net assets	$25,113,749
Class C — Shares outstanding ($. 01 par value)	773,714
Net asset value per share: Class E(#)	$33.73
Class E — Net assets	$3,851,823
Class E — Shares outstanding ($. 01 par value)	114,192
Net asset value per share: Class M(#)	$34.46
Class M — Net assets	$16,338,966
Class M — Shares outstanding ($. 01 par value)	474,089
Net asset value per share: Class R6(#)	$34.49
Class R6 — Net assets	$4,707,457
Class R6 — Shares outstanding ($. 01 par value)	136,487
Net asset value per share: Class S(#)	$34.49
Class S — Net assets	$845,726,312
Class S — Shares outstanding ($. 01 par value)	24,519,053
Net asset value per share: Class Y(#)	$34.48
Class Y — Net assets	$79,371,098
Class Y — Shares outstanding ($. 01 par value)	2,301,761
Amounts in thousands
(^) Foreign currency holdings - cost	$335
(*) Securities on loan included in investments	$6,718
(>) Investments in affiliates, U. S. Cash Management Fund and U. S. Cash Collateral Fund	$25,791

(a) Cash Collateral for Futures	$2,100
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 763

Russell Investment Company
Global Real Estate Securities Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$29,830
Dividends from affiliated funds	284
Securities lending income (net)	42
Securities lending income from affiliated funds (net)	66
Less foreign taxes withheld	(1,697)
Total investment income	28,525

Expenses
Advisory fees	9,208
Administrative fees	555
Custodian fees	386
Distribution fees - Class A	61
Distribution fees - Class C	209
Transfer agent fees - Class A	48
Transfer agent fees - Class C	56
Transfer agent fees - Class E	16
Transfer agent fees - Class M	5
Transfer agent fees - Class R6	2
Transfer agent fees - Class S	1,976
Transfer agent fees - Class Y	4
Professional fees	105
Registration fees	137
Shareholder servicing fees - Class C	70
Shareholder servicing fees - Class E	19
Trustees’ fees	39
Printing fees	297
Miscellaneous	34
Expenses before reductions	13,227
Expense reductions	(3)
Net expenses	13,224
Net investment income (loss)	15,301

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	73,281
Investments in affiliated funds	2
Futures contracts	2,064
Foreign currency exchange contracts	(273)
Foreign currency-related transactions	47
Net realized gain (loss)	75,121
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(17,837)
Investments in affiliated funds	(3)
Futures contracts	560
Foreign currency exchange contracts	264
Foreign currency-related transactions	113
Net change in unrealized appreciation (depreciation)	(16,903)
Net realized and unrealized gain (loss)	58,218
Net Increase (Decrease) in Net Assets from Operations	$73,519

See accompanying notes which are an integral part of the financial statements.

764 Global Real Estate Securities Fund

Russell Investment Company
Global Real Estate Securities Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,301	$31,607
Net realized gain (loss)	75,121	102,986
Net change in unrealized appreciation (depreciation)	(16,903)	(121,109)
Net increase (decrease) in net assets from operations	73,519	13,484

Distributions
From net investment income
Class A	(799)	(614)
Class C	(775)	(600)
Class E	(440)	(532)
Class M	(66)	—
Class R6	(69)	(4)
Class S	(33,521)	(27,436)
Class Y	(4,162)	(3,215)
From net realized gain
Class A	(1,482)	(1,563)
Class C	(1,865)	(2,013)
Class E	(1,102)	(1,388)
Class R6	(17)	—
Class S	(58,183)	(66,390)
Class Y	(7,439)	(7,783)
Net decrease in net assets from distributions	(109,920)	(111,538)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(188,320)	(248,685)
Total Net Increase (Decrease) in Net Assets	(224,721)	(346,739)

Net Assets
Beginning of period	1,223,115	1,569,854
End of period	$998,394	$1,223,115
Undistributed (overdistributed) net investment income included in net assets	$(8,459)	$1,691

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 765

Russell Investment Company
Global Real Estate Securities Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	59	$1,977	76	$2,732
Proceeds from reinvestment of distributions	71	2,270	62	2,166
Payments for shares redeemed	(174)	(5,825)	(186)	(6,647)
Net increase (decrease)	(44)	(1,578)	(48)	(1,749)
Class C
Proceeds from shares sold	31	991	50	1,731
Proceeds from reinvestment of distributions	84	2,582	75	2,550
Payments for shares redeemed	(264)	(8,448)	(226)	(7,888)
Net increase (decrease)	(149)	(4,875)	(101)	(3,607)
Class E
Proceeds from shares sold	29	966	90	3,251
Proceeds from reinvestment of distributions	47	1,515	53	1,872
Payments for shares redeemed	(498)	(16,293)	(307)	(11,245)
Net increase (decrease)	(422)	(13,812)	(164)	(6,122)
Class M(2)
Proceeds from shares sold	486	16,869	—	—
Proceeds from reinvestment of distributions	2	66	—	—
Payments for shares redeemed	(14)	(466)	—	—
Net increase (decrease)	474	16,469	—	—
Class R6(1)
Proceeds from shares sold	171	5,665	9	322
Proceeds from reinvestment of distributions	3	86	— **	4
Payments for shares redeemed	(46)	(1,551)	(1)	(23)
Net increase (decrease)	128	4,200	8	303
Class S
Proceeds from shares sold	6,396	217,612	4,835	174,901
Proceeds from reinvestment of distributions	2,780	91,012	2,589	92,685
Payments for shares redeemed	(13,492)	(464,864)	(13,084)	(480,200)
Net increase (decrease)	(4,316)	(156,240)	(5,660)	(212,614)
Class Y
Proceeds from shares sold	1,562	53,876	339	12,264
Proceeds from reinvestment of distributions	355	11,601	307	10,998
Payments for shares redeemed	(2,880)	(97,961)	(1,322)	(48,158)
Net increase (decrease)	(963)	(32,484)	(676)	(24,896)
Total increase (decrease)	(5,292)	$(188,320)	(6,641)	$(248,685)

(1) For the period March 1, 2016 (commencement of operations) to October 31, 2016.

(2) For the period March 17, 2017 (commencement of operations) to October 31, 2017.

** Less than 500 shares.

See accompanying notes which are an integral part of the financial statements.

766 Global Real Estate Securities Fund

(This page intentionally left blank)

Russell Investment Company
Global Real Estate Securities Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	34.94	. 37	1.55	1.92	(1.12)	(2.09)
October 31, 2016	37.65	. 73	(. 62)	. 11	(. 80)	(2.02)
October 31, 2015	39.99	. 51	. 37	. 88	(. 98)	(2.24)
October 31, 2014	40.49	. 54	2.97	3.51	(1.07)	(2.94)
October 31, 2013	38.18	. 58	3.94	4.52	(2.08)	(. 13)

Class C
October 31, 2017	33.82	. 11	1.49	1.60	(. 87)	(2.09)
October 31, 2016	36.60	. 44	(. 59)	(. 15)	(. 61)	(2.02)
October 31, 2015	38.96	. 22	. 36	. 58	(. 70)	(2.24)
October 31, 2014	39.55	. 24	2.90	3.14	(. 79)	(2.94)
October 31, 2013	37.34	. 28	3.85	4.13	(1.79)	(. 13)

Class E
October 31, 2017	35.00	. 42	1.50	1.92	(1.10)	(2.09)
October 31, 2016	37.70	. 73	(. 61)	. 12	(. 80)	(2.02)
October 31, 2015	40.02	. 50	. 39	. 89	(. 97)	(2.24)
October 31, 2014	40.52	. 54	2.97	3.51	(1.07)	(2.94)
October 31, 2013	38.20	. 58	3.95	4.53	(2.08)	(. 13)

Class M
October 31, 2017(9)	33.36	. 22	1.37	1.59	(. 49)	—

Class R6
October 31, 2017	35.74	. 51	1.60	2.11	(1.27)	(2.09)
October 31, 2016(5)	33.90	. 55	2.21	2.76	(. 92)	—

Class S
October 31, 2017	35.74	. 46	1.58	2.04	(1.20)	(2.09)
October 31, 2016	38.42	. 84	(. 63)	. 21	(. 87)	(2.02)
October 31, 2015	40.73	. 61	. 39	1.00	(1.07)	(2.24)
October 31, 2014	41.16	. 64	3.04	3.68	(1.17)	(2.94)
October 31, 2013	38.78	. 67	4.02	4.69	(2.18)	(. 13)

Class Y
October 31, 2017	35.73	. 54	1.57	2.11	(1.27)	(2.09)
October 31, 2016	38.39	. 90	(. 61)	. 29	(. 93)	(2.02)
October 31, 2015	40.71	. 69	. 38	1.07	(1.15)	(2.24)
October 31, 2014	41.15	. 73	3.01	3.74	(1.24)	(2.94)
October 31, 2013	38.76	. 84	3.94	4.78	(2.25)	(. 13)

See accompanying notes which are an integral part of the financial statements.

768 Global Real Estate Securities Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(3.21)	33.65	6.10	23,285	1.39	1.39	1.10	92
(2.82)	34.94	. 42	25,718	1.38	1.38	2.03	79
(3.22)	37.65	2.22	29,511	1.37	1.37	1.33	61
(4.01)	39.99	9.98	30,324	1.36	1.36	1.41	69
(2.21)	40.49	12.17	29,098	1.35	1.35	1.47	78

(2.96)	32.46	5.28	25,114	2.14	2.14	. 35	92
(2.63)	33.82	(. 31)	31,202	2.13	2.13	1.28	79
(2.94)	36.60	1.46	37,474	2.12	2.12	. 58	61
(3.73)	38.96	9.14	41,936	2.11	2.11	. 66	69
(1.92)	39.55	11.34	44,084	2.10	2.10	. 73	78

(3.19)	33.73	6.07	3,852	1.39	1.39	1.27	92
(2.82)	35.00	. 44	18,764	1.38	1.38	2.03	79
(3.21)	37.70	2.25	26,394	1.37	1.37	1.30	61
(4.01)	40.02	9.95	35,655	1.36	1.36	1.42	69
(2.21)	40.52	12.18	38,596	1.35	1.35	1.46	78

(. 49)	34.46	4.81	16,339	1.14	1.04	1.01	92

(3.36)	34.49	6.52	4,707	. 99	. 97	1.50	92
(. 92)	35.74	8.07	298	. 98	. 96	2.20	79

(3.29)	34.49	6.33	845,726	1.14	1.14	1.34	92
(2.89)	35.74	. 68	1,030,471	1.13	1.13	2.28	79
(3.31)	38.42	2.51	1,325,152	1.12	1.12	1.57	61
(4.11)	40.73	10.23	1,556,497	1.11	1.11	1.65	69
(2.31)	41.16	12.46	1,373,266	1.10	1.10	1.68	78

(3.36)	34.48	6.55	79,371	. 94	. 94	1.57	92
(2.95)	35.73	. 88	116,662	. 93	. 93	2.47	79
(3.39)	38.39	2.69	151,323	. 92	. 92	1.78	61
(4.18)	40.71	10.45	169,233	. 91	. 91	1.88	69
(2.38)	41.15	12.69	235,303	. 90	. 90	2.03	78

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 769

Russell Investment Company
Global Real Estate Securities Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$686,012
Administration fees	41,239
Distribution fees	21,382
Shareholder servicing fees	6,358
Transfer agent fees	156,066
Trustee fees	5,005
$916,062

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Collateral Fund	$3,104	$93,670	$89,891	$—	$—	$6,883	$66	$—
U. S. Cash Management Fund	28,329	683,629	693,049	2	(3)	18,908	284	—
	$31,433	$777,299	$782,940	$2	$(3)	$25,791	$350	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$924,158,205
Unrealized Appreciation	$92,048,443
Unrealized Depreciation	(14,342,228)
Net Unrealized Appreciation (Depreciation)	$77,706,215
Undistributed Ordinary Income	$15,795,948
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$51,101,306
Tax Composition of Distributions
Ordinary Income	$43,972,738
Long-Term Capital Gains	$65,947,277

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$14,381
Accumulated net realized gain (loss)	(14,381)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

770 Global Real Estate Securities Fund

Russell Investment Company
Multi-Strategy Income Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Multi-Strategy Income Fund - Class A‡			Multi-Strategy Income Fund - Class S
	Total			Total
	Return			Return
1 Year	3.32%		1 Year	9.89%
Inception*	1.92	%§	Inception*	4.66	%§

Multi-Strategy Income Fund - Class C			Multi-Strategy Income Fund - Class T‡‡‡
	Total			Total
	Return			Return
1 Year	8.73%		1 Year	6.89%
Inception*	3.60	%§	Inception*	3.37	%§

Multi-Strategy Income Fund - Class E			Multi-Strategy Income Fund - Class Y
	Total			Total
	Return			Return
1 Year	9.66%		1 Year	10.19%
Inception*	4.43	%§	Inception*	4.88	%§

Multi-Strategy Income Fund - Class M‡‡			ICE BofAML Global High Yield 2% Constrained Index
	Total		(USD Hedged) **B
	Return			Total
1 Year	9.90%			Return
Inception*	4.66	%§	1 Year	9.41%
			Inception*	6.78	%§

Multi-Strategy Income Fund 771

Russell Investment Company
Multi-Strategy Income Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Multi-Strategy Income Fund (the “Fund”) employs a multi-	The Fund seeks to achieve its objective by investing in a range of
manager approach whereby portions of the Fund are allocated to	income-producing investments, and all major asset classes in the
different money manager strategies. Fund assets not allocated to	portfolio produced positive absolute returns during the period.
money managers are managed by Russell Investment Management,	Within the Fund’s fixed income portfolio, exposure to high yield
LLC (“RIM”), the Fund’s advisor. RIM may change the allocation	debt was beneficial as it was among the best-performing segments
of the Fund’s assets among money managers at any time. An	of the fixed income market over the one-year period. Rising
exemptive order from the Securities and Exchange Commission	interest rates posed challenges to other fixed income assets, as
(“SEC”) permits RIM to engage or terminate a money manager	well as more interest rate sensitive real assets such as global real
at any time, subject to approval by the Fund’s Board, without a	estate investment trusts and global infrastructure. Despite short
shareholder vote. Pursuant to the terms of the exemptive order,	term U. S. bond yields rising, income opportunities around the
the Fund is required to notify its shareholders within 90 days of	globe continued to shrink in the generally low-yield environment
when a money manager begins providing services. As of October	as credit spreads continued to tighten and yields fell in emerging
31, 2017, the Fund had eleven money managers.	markets.
What is the Fund’s investment objective?	The U. S. equity market, as broadly measured by the Russell 3000®
The Fund seeks to provide a high level of current income and, as	Index, was up 23.98% over the period. From a style perspective,
a secondary objective, long-term capital growth.	growth outperformed value. From a sector perspective,
information technology and financial stocks outperformed. The
How did the Fund perform relative to its benchmark for the	Fund’s strategic exposure to global equities proved beneficial
fiscal year ended October 31, 2017?	over the period as emerging markets rallied, boosted by lower
For the fiscal year ended October 31, 2017, the Fund’s Class A,	interest rates and improving economic growth. By contrast, non-
Class C, Class E, Class M, Class S, Class T and Class Y Shares	U. S. developed equities slightly lagged U. S. equities as smaller
gained 9.63%, 8.73%, 9.66%, 9.90%, 9.89%, 9.65% and	technology and health care sectors compared to the U. S. hindered
10.19%, respectively. This is compared to the Fund’s benchmark,	relative performance.
the ICE BofAML Global High Yield 2% Constrained Index
(USD Hedged), which gained 9.41% during the same period.	How did the investment strategies and techniques employed
The Fund’s performance includes operating expenses, whereas	by the Fund and its money managers affect its benchmark-
index returns are unmanaged and do not include expenses of any	relative performance?
kind. For Share Classes with inception dates after November 1,	In order to seek to achieve the Fund’s objective during the period,
2016, annual returns reflect the returns of other Share Classes	RIM’s strategic asset allocation included global equity, high
of the Fund for the period prior to inception. Please refer to the	yield debt, bank loans, preferred securities, global real estate
footnotes at the end of the Portfolio Management Discussion and	investment trusts, global infrastructure, investment grade credit
Analysis, as applicable. As of October 31, 2017, the 12-month	and emerging market debt.
distribution yield of the Fund’s Class A, Class C, Class E, Class	RIM adapted the Fund’s asset allocation over the period as market
S and Class Y Shares was 3.07%, 2.35%, 2.06%, 3.31% and	opportunities and risks evolved. RIM continued to operate the
3.48%, respectively. The Fund’s Class M and Class T Shares have	Fund as a risk manager rather than risk taker during the period.
less than 12 months of operating history.	The Fund maintained an underweight position in U. S. equities
For the fiscal year ended October 31, 2017, the Morningstar®	relative to RIM’s long-term strategic weights, while keeping an
Allocation 30% to 50% Equity Category, a group of funds that	overweight position in Europe ex-UK equities relative to RIM’s
Morningstar considers to have investment strategies similar to	strategic positioning. In first quarter 2017, as equity markets ran
those of the Fund, gained 9.13%. This result serves as a peer	upwards and credit spreads compressed, RIM trimmed high yield
comparison and is expressed net of operating expenses.	exposure to an underweight for the first time since 2015. In third
RIM may assign a money manager a specific asset class, style or	quarter 2017, following the strong rally in emerging markets,
capitalization benchmark other than the Fund’s index. However,	RIM closed out the Fund’s overweight position to emerging
the Fund’s primary index remains the benchmark for the Fund.	markets and shifted to Japan equities given RIM’s interpretation of reasonable fundamentals and oversold sentiment within the
How did the market conditions described in the Market	market. RIM’s tactical modifications to the Fund’s asset allocation
Summary report affect the Fund’s performance?	versus strategic targets were additive during the period.
The Fund generated strong levels of income during the period despite the challenging environment of low and negative

772 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

government bond yields. Income was buoyed in the Fund by RIM’s	- In March 2017, RIM terminated Loomis, Sayles & Company,
asset allocations, specifically higher than average allocations to	L. P. as a money manager to the Fund.
bonds compared to real assets versus RIM’s long-term strategic	- In April 2017, RIM added GLG, LLC as a money manager to
weights. Specifically, overweights to below investment-grade debt	the Fund.
and emerging market debt proved beneficial to income production
as both asset classes can provide higher yields than traditional	- In April 2017, RIM added T. Rowe Price Associates, Inc. as a
asset classes such as U. S. treasury bonds.	money manager to the Fund.
The Fund employs discretionary and non-discretionary money	- In June 2017, RIM added Oaktree Capital Management, LLC as
managers. The Fund’s discretionary money managers select the	a money manager to the Fund.
individual portfolio securities for the assets assigned to them.	- In September 2017, RIM added OFI Global Institutional as a
The Fund’s non-discretionary money managers provide a model	money manager to the Fund.
portfolio to RIM representing their investment recommendations,
based upon which RIM purchases and sells securities for the	Money Managers as of October 31,
Fund. Fund assets not allocated to discretionary money managers	2017	Styles
include assets managed by RIM based upon model portfolios	Cohen & Steers Capital Management, Inc.	Global Listed Real
provided by non-discretionary money managers, the Fund’s cash	Cohen & Steers UK Limited and Cohen &	Estate Securities,
balances and assets which may be managed directly by RIM to	Steers Asia Limited	Global Listed
Infrastructure,
effect the Fund’s investment strategies and/or to actively manage		Preferred Securities
the Fund’s overall exposures by investing in securities or other	DDJ Capital Management, LLC	Global High Yield
instruments that RIM believes will achieve the desired risk/		Debt
return profile for the Fund.	GLG, LLC	Global Investment
Grade Credit
Manager security selection during the period was generally	Janus Capital Management LLC and Perkins	Global Equities
additive to returns as equity managers were able to find strong	Investment Management, LLC
outperforming stocks in the materials sector. Kopernik Global	J O Hambro Capital Management LLC	UK Equities
Investors, LLC (“Kopernik”) was a strong contributor to excess	Kopernik Global Investors, LLC	Global Equities
return. The manager benefited from large positions in gold miners	OFI Global Institutional	Global Equities
	Oaktree Capital Management, LLC	Global High Yield
and emerging markets, both of which rallied during the period.		Debt
By contrast, GLG LLC (“GLG”) was the biggest detractor relative
to their market segment. The manager employs a more defensive	Putnam Investment Management, LLC	Global Investment
positioning within the emerging market debt space, which proved		Grade Credit
	T. Rowe Price Associates, Inc.	Global High Yield
challenging as markets continued to rally.		Debt
Describe any changes to the Fund’s structure or the money	THL Credit Advisors, LLC	Bank Loans
manager line-up.	The views expressed in this report reflect those of the
During the period, RIM made several changes to the Fund’s	portfolio managers only through the end of the period
manager line up in order to help diversify the Fund’s active risk	covered by the report. These views do not necessarily
and increase the Fund’s exposure to cyclical sectors:	represent the views of RIM, or any other person in RIM or
any other affiliated organization. These views are subject to
- In December 2016, RIM terminated Epoch Investment Partners,	change at any time based upon market conditions or other
Inc. as a money manager to the Fund.	events, and RIM disclaims any responsibility to update the
- In December 2016, RIM added J O Hambro Capital Management	views contained herein. These views should not be relied on
LLC as a money manager to the Fund.	as investment advice and, because investment decisions for
- In February 2017, RIM added Putnam Investment Management,	a Russell Investment Company (“RIC”) Fund are based on
LLC as a money manager to the Fund.	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.
- In March 2017, RIM terminated Lazard Asset Management LLC
as a money manager to the Fund.

Multi-Strategy Income Fund 773

Russell Investment Company
Multi-Strategy Income Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on May 1, 2015.

** The ICE BofAML Global High Yield 2% Constrained Index (USD Hedged) contains all securities in the ICE BofAML Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

B Effective October 20, 2017 the BofA Merrill Lynch indices were rebranded as ICE BofAML indices.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class
M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities.
Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

‡‡‡ The Fund first issued Class T Shares on June 8, 2017. The returns shown for Class T Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class T sales charge of 2.50%. Class T Shares will have substantially similar annual returns as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class T Shares do not have the same expenses as Class E Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

774 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars) of	Class A	Performance	expenses)
Beginning Account Value
investing in the fund and to compare these costs with the ongoing	May 1, 2017	$1,000.00	$1,000.00
costs of investing in other mutual funds. The Example is based on	Ending Account Value
an investment of $1,000 invested at the beginning of the period	October 31, 2017	$1,040.60	$1,019.81
and held for the entire period indicated, which for this Fund is	Expenses Paid During Period*	$5.50	$5.45

from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.07%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,036.80	$1,016.03
	Expenses Paid During Period*	$9.34	$9.25
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.82%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,041.00	$1,019.81
of other funds.	Expenses Paid During Period*	$5.50	$5.45

* Expenses are equal to the Fund's annualized expense ratio of 1.07%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Multi-Strategy Income Fund 775

Russell Investment Company
Multi-Strategy Income Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical			Hypothetical
		Performance (5%			Performance (5%
	Actual	return before		Actual	return before
Class M	Performance	expenses)	Class Y	Performance	expenses)
Beginning Account Value			Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00	May 1, 2017	$1,000.00	$1,000.00
Ending Account Value			Ending Account Value
October 31, 2017	$1,042.60	$1,021.53	October 31, 2017	$1,043.80	$1,022.03
Expenses Paid During Period*	$3.76	$3.72	Expenses Paid During Period*	$3.25	$3.21

* Expenses are equal to the Fund's annualized expense ratio of 0.73%			* Expenses are equal to the Fund's annualized expense ratio of 0.63%
(representing the six month period annualized), multiplied by the average			(representing the six month period annualized), multiplied by the average
account value over the period, multiplied by 184/365 (to reflect the one-half			account value over the period, multiplied by 184/365 (to reflect the one-half
year period) . May reflect amounts waived and/or reimbursed. Without any			year period) . May reflect amounts waived and/or reimbursed. Without any
waivers and/or reimbursements, expenses would have been higher.			waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,041.90	$1,021.07
Expenses Paid During Period*	$4.22	$4.18

* Expenses are equal to the Fund's annualized expense ratio of 0.82%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class T	Performance	expenses)
Beginning Account Value
June 8, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,025.70	$1,019.81
Expenses Paid During Period*	$4.33	$5.45

* Expenses are equal to the Fund's annualized expense ratio of 1.07%
(representing the 146-day period annualized), multiplied by the average account value over the period, multiplied by 146/365 (to reflect the period since commencement of operations) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.07% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the on-half year period) .

776 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 57.6%			Series DD
Asset-Backed Securities - 0.4%			6.300% due 12/29/49 (Ê)(ƒ)	355	404
DB Master Finance LLC			Series X
Series 2017-1A Class A2II			6.250% due 09/29/49 (Ê)(ƒ)	1,220	1,359
4.030% due 11/20/47 (Š)(Þ)	2,480	2,498	Series Z
DPABS Trust			6.500% due 12/31/49 (Ê)(ƒ)	825	944
Series 2017-1A Class A2I			BCD Acquisition, Inc.
2.617% due 07/25/47 (Ê)(Þ)	1,152	1,154	9.625% due 09/15/23 (Þ)	1,670	1,824
Jimmy John's Funding LLC			Beacon Roofing Supply, Inc.
Series 2017-1A Class A2I			4.875% due 11/01/25 (Þ)	245	248
3.610% due 07/30/47 (Þ)	209	212	Big River Steel LLC and BRS Finance
Santander Drive Auto Receivables Trust			Corp.
Series 2017-3 Class C			7.250% due 09/01/25 (Þ)	840	901
2.930% due 12/15/22	585	590	BlackRock Capital Investment Corp.
Wendy's Funding LLC			5.000% due 06/15/22	1,180	1,229
Series 2015-1A Class A2I			Boardwalk Pipelines LP
3.371% due 06/15/45 (Þ)	421	424	5.950% due 06/01/26	1,005	1,133
		4,878	Brixmor Operating Partnership, LP
Corporate Bonds and Notes - 17.2%			3.875% due 08/15/22	471	486
Aceto Corp.			3.650% due 06/15/24	391	389
2.000% due 11/01/20	472	414	4.125% due 06/15/26	580	587
Acorda Therapeutics, Inc.			CalAtlantic Group, Inc.
1.750% due 06/15/21	1,235	1,142	0.250% due 06/01/19	1,190	1,193
Akamai Technologies, Inc.			Calpine Corp.
1.326% due 02/15/19	1,006	988	5.750% due 01/15/25	3,080	2,924
Alexandria Real Estate Equities, Inc.			CBS Radio, Inc.
3.950% due 01/15/28	760	780	7.250% due 11/01/24 (Þ)	475	497
American Airlines Pass-Through Trust			CCO Holdings LLC / CCO Holdings
			Capital Corp.
Series A Class A			5.000% due 02/01/28 (Þ)	200	199
3.650% due 06/15/28	893	914
American Airlines, Inc. Pass-Through			CDK Global, Inc.
Certificates Trust			4.875% due 06/01/27 (Þ)	112	117
Series 2017-1B Class B			Century Aluminum Co.
4.950% due 02/15/25	555	586	7.500% due 06/01/21 (Å)	4,080	4,182
American Campus Communities			Charter Communications Operating LLC
Operating Partnership, LP			/ Charter Communications Operating
3.625% due 11/15/27	510	510	Capital
American Tire Distributors, Inc.			6.384% due 10/23/35	300	347
10.250% due 03/01/22 (Þ)	5,320	5,545	Citigroup, Inc.
Apex Tool Group LLC			3.200% due 10/21/26	1,150	1,138
7.000% due 02/01/21 (Þ)	360	341	Series R
Apollo Commercial Real Estate Finance,			6.125% due 12/31/49 (Ê)(ƒ)	599	642
Inc.			Series T
4.750% due 08/23/22	885	899	6.250% due 12/29/49 (Ê)(ƒ)	905	1,031
Ares Capital Corporation			Cleaver-Brooks, Inc.
4.375% due 01/15/19	55	56	8.750% due 12/15/19 (Þ)	4,430	4,535
ASP AMC Merger Sub, Inc.			Cloud Crane LLC
8.000% due 05/15/25 (Þ)	208	201	10.125% due 08/01/24 (Þ)	1,640	1,853
AssuredPartners, Inc.			CoBank ACB
7.000% due 08/15/25 (Þ)	3,766	3,927	Series I
Avantor, Inc.			6.250% due 12/29/49 (Ê)(ƒ)	1,080	1,186
6.000% due 10/01/24 (Þ)	2,810	2,866	Colony NorthStar, Inc.
9.000% due 10/01/25 (Þ)	3,250	3,283	3.875% due 01/15/21	825	830
Bank of America Corp.			Communications Sales & Leasing, Inc. /
3.248% due 10/21/27	1,700	1,673	CSL Capital LLC
4.244% due 04/24/38 (Ê)	430	456	Series WI
			8.250% due 10/15/23	2,000	1,920

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 777

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Conduent Finance, Inc. / Xerox Business			Goldman Sachs BDC, Inc.
Services LLC			4.500% due 04/01/22 (Þ)	590	605
10.500% due 12/15/24 (Þ)	100	118	Goldman Sachs Group, Inc. (The)
CRC Escrow Issuer LLC / CRC Finco,
Inc.			2.481% due 04/26/22 (Ê)	1,145	1,160
5.250% due 10/15/25 (Þ)	194	195	Series L
CSTN Merger Sub, Inc.			5.700% due 12/31/49 (Ê)(ƒ)	185	191
6.750% due 08/15/24 (Þ)	1,860	1,883	Series P
Dell International LLC / EMC Corp.			5.000% due 12/31/99 (Ê)(ƒ)	530	529
7.125% due 06/15/24 (Þ)	51	56	Gray Television, Inc.
Dell, Inc.			5.125% due 10/15/24 (Þ)	475	474
5.875% due 06/15/21 (Þ)	72	75	Griffon Corp.
Delta Air Lines Pass-Through Trust			5.250% due 03/01/22 (Þ)	26	26
Series 15-1 Class B			GTT Communications, Inc.
4.250% due 07/30/23	78	81	7.875% due 12/31/24 (Þ)	4,310	4,596
Discover Financial Services			HCA, Inc.
4.100% due 02/09/27	795	813	5.375% due 02/01/25	200	207
Discovery Communications LLC			HCI Group, Inc.
4.900% due 03/11/26	210	226	4.250% due 03/01/37 (Þ)	810	732
3.950% due 03/20/28	250	248	Helix Energy Solutions Group, Inc.
Dresdner Funding Trust I			4.250% due 05/01/22	1,415	1,368
8.151% due 06/30/31 (Þ)	500	651	3.250% due 03/15/32	70	69
DXC Technology Co.			Hercules Capital, Inc.
2.266% due 03/01/21 (Ê)	595	597	4.375% due 02/01/22 (Þ)	590	603
Echo Global Logistics, Inc.			Hess Corp.
2.500% due 05/01/20	790	782	5.800% due 04/01/47	725	782
Enbridge Energy Partners, LP			Hexion, Inc.
7.375% due 10/15/45	910	1,204	6.625% due 04/15/20	4,960	4,414
Enterprise Products Operating LLC			High Ridge Brands Co.
Series E			8.875% due 03/15/25 (Å)	2,040	1,892
5.250% due 08/16/77 (Ê)	286	294	HRG Group, Inc.
Enviva Partners, LP / Enviva Partners			7.750% due 01/15/22	3,620	3,801
Finance Corp.			Huron Consulting Group, Inc.
Series WI			1.250% due 10/01/19	1,174	1,101
8.500% due 11/01/21	1,190	1,276	Icahn Enterprises, LP / Icahn
EZCORP, Inc.			Enterprises Finance Corp.
2.125% due 06/15/19	1,040	1,030	Series WI
FireEye, Inc.			6.250% due 02/01/22	130	136
1.000% due 06/01/35	295	279	6.750% due 02/01/24	130	138
Foresight Energy LLC / Foresight Energy			Impax Laboratories, Inc.
Finance Corp.			2.000% due 06/15/22	1,150	1,139
11.500% due 04/01/23 (Þ)	5,980	5,321	Iron Mountain US Holdings, Inc.
Fortress Transportation and			5.375% due 06/01/26 (Þ)	101	106
Infrastructure Investors LLC			Iron Mountain, Inc.
6.750% due 03/15/22 (Þ)	1,620	1,697	4.375% due 06/01/21 (Þ)	101	104
Forum Energy Technologies, Inc.			Jack Ohio Finance LLC / Jack Ohio
6.250% due 10/01/21	2,460	2,454	Finance 1 Corp.
GAIN Capital Holdings, Inc.			6.750% due 11/15/21 (Þ)	3,180	3,395
5.000% due 08/15/22 (Þ)	285	318	10.250% due 11/15/22 (Þ)	1,300	1,430
General Electric Co.			Jones Energy Holdings LLC / Jones
Series D			Energy Finance Corp.
5.000% due 12/29/49 (Ê)(ƒ)	1,506	1,568	Series WI
Genesys Telecommunications			6.750% due 04/01/22	560	434
Laboratories, Inc. /Greeneden Lux 3			9.250% due 03/15/23	450	353
Sarl/Greeneden US Ho			Joseph T Ryerson & Son, Inc.
10.000% due 11/30/24 (Þ)	553	624	11.000% due 05/15/22 (Þ)	1,380	1,553
Gogo, Inc.			JPMorgan Chase & Co.
3.750% due 03/01/20	228	201

See accompanying notes which are an integral part of the financial statements.

778 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series CC			7.500% due 07/01/24 (Þ)	3,868	3,733
4.625% due 12/31/99 (Ê)(ƒ)	275	273	Series 144a
Series S			10.000% due 10/01/24 (Þ)	2,572	2,205
6.750% due 01/29/49 (Ê)(ƒ)	1,600	1,834	Optimas OE Solutions Holding LLC /
Series X			Optimas OE Solutions, Inc.
6.100% due 12/31/49 (Ê)(ƒ)	1,200	1,338	8.625% due 06/01/21 (Þ)	3,340	3,373
Series Z			Pattern Energy Group, Inc.
5.300% due 12/29/49 (Ê)(ƒ)	500	526	4.000% due 07/15/20 (Þ)	770	792
Land O'Lakes, Inc.			5.875% due 02/01/24 (Þ)	131	139
Series 144a			PDL BioPharma, Inc.
7.250% due 12/31/99 (ƒ)(Þ)	750	810	2.750% due 12/01/21	295	300
Liberty Mutual Group, Inc.			PennyMac Corp.
7.800% due 03/15/37 (Þ)	740	938	5.375% due 05/01/20	1,280	1,264
Lions Gate Entertainment Corp.			Pinnacle Entertainment, Inc.
5.875% due 11/01/24 (Þ)	137	145	Series WI
Lithia Motors, Inc.			5.625% due 05/01/24	475	490
5.250% due 08/01/25 (Þ)	134	141	Plains All American Pipeline, LP
Meritor, Inc.			Series B
3.250% due 10/15/37 (Þ)	115	123	6.125% due 12/31/99 (Ê)(ƒ)	525	535
MetLife Capital Trust IV			Plastipak Holdings, Inc.
7.875% due 12/15/37 (Þ)	1,225	1,651	6.250% due 10/15/25 (Þ)	2,515	2,562
			PNC Financial Services Group, Inc.
MetLife, Inc.			(The)
9.250% due 04/08/38 (Þ)	750	1,115	6.750% due 12/31/49 (Ê)(ƒ)	750	844
10.750% due 08/01/39	540	902	PRA Group, Inc.
Series C			3.000% due 08/01/20	792	722
5.250% due 12/29/49 (Ê)(ƒ)	726	759	Prudential Financial, Inc.
Midas Intermediate Holdco II LLC			5.625% due 06/15/43 (Ê)	1,466	1,593
7.875% due 10/01/22 (Þ)	4,150	4,192	5.200% due 03/15/44 (Ê)	1,400	1,493
Morgan Stanley			5.375% due 05/15/45 (Ê)	500	538
Series J			PTC Therapeutics, Inc.
5.550% due 12/31/49 (Ê)(ƒ)	500	525	3.000% due 08/15/22	620	487
Multi-Color Corp.			QCP SNF West/Central/East REIT LLC
4.875% due 11/01/25 (Þ)	107	108	8.125% due 11/01/23 (Þ)	2,260	2,350
Nabors Industries, Inc.			Radio One, Inc.
0.750% due 01/15/24 (Þ)	170	125	7.375% due 04/15/22 (Þ)	475	477
National Rural Utilities Cooperative			Real Alloy Holding, Inc.
Finance Corp.
5.250% due 04/20/46 (Ê)	286	309	10.000% due 01/15/19 (Þ)	2,510	2,322
			RegionalCare Hospital Partners
Navistar International Corp.			Holdings, Inc.
4.750% due 04/15/19	335	364	8.250% due 05/01/23 (Þ)	5,540	5,816
Netflix, Inc.			Resolute Energy Corp.
4.875% due 04/15/28 (Þ)	196	195	8.500% due 05/01/20	2,220	2,253
New Mountain Finance Corp.			Resource Capital Corp.
5.000% due 06/15/19	765	787	4.500% due 08/15/22	615	605
New York Mortgage Trust, Inc.			Restoration Hardware Holdings, Inc.
6.250% due 01/15/22	945	938	6.486% due 06/15/19 (Þ)	1,475	1,429
Nexstar Broadcasting, Inc.			Rite Aid Corp.
5.625% due 08/01/24 (Þ)	475	487	6.125% due 04/01/23 (Þ)	1,180	1,100
NextEra Energy Capital Holdings, Inc.			Riverbed Technology, Inc.
4.800% due 12/01/77 (Ê)	524	526	8.875% due 03/01/23 (Þ)	273	244
NFP Corp.			RP Crown Parent LLC
6.875% due 07/15/25 (Þ)	1,130	1,175	7.375% due 10/15/24 (Þ)	2,684	2,791
NRG Yield, Inc.			RWT Holdings, Inc.
3.500% due 02/01/19 (Þ)	835	852	5.625% due 11/15/19	1,102	1,120
3.250% due 06/01/20 (Þ)	415	415	Sabine Pass Liquefaction LLC
Opal Acquisition, Inc.

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 779

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series WI			USIS Merger Sub, Inc.
5.875% due 06/30/26	615	696	6.875% due 05/01/25 (Þ)	4,020	4,171
5.000% due 03/15/27	600	645	Veeco Instruments, Inc.
Salem Media Group, Inc.			2.700% due 01/15/23	165	151
6.750% due 06/01/24 (Þ)	1,570	1,641	VEREIT Operating Partnership, LP
SBA Tower Trust			3.950% due 08/15/27	735	734
2.877% due 07/09/21 (Þ)	220	218	Vertiv Group Corp.
3.168% due 04/11/22 (Þ)	1,230	1,235	9.250% due 10/15/24 (Þ)	475	520
SEACOR Holdings, Inc.			Vizient, Inc.
2.500% due 12/15/27	20	20	10.375% due 03/01/24 (Þ)	3,200	3,648
3.000% due 11/15/28	1,032	946	Voya Financial, Inc.
SESI LLC			5.650% due 05/15/53 (Ê)	686	724
7.125% due 12/15/21	400	409	Wells Fargo & Co.
7.750% due 09/15/24 (Þ)	460	476	Series U
SolarCity Corp.			5.875% due 12/31/49 (Ê)(ƒ)	575	643
1.625% due 11/01/19	1,435	1,353	Wells Fargo Capital X
Southern California Edison Co.			5.950% due 12/15/36	540	608
Series E			West Street Merger Sub, Inc.
6.250% due 08/29/49 (Ê)(ƒ)	400	452	6.375% due 09/01/25 (Þ)	4,160	4,217
Starwood Property Trust, Inc.			Western Asset Mortgage Capital Corp.
4.375% due 04/01/23	785	797	6.750% due 10/01/22	765	759
SunPower Corp.			Western Gas Partners, LP
4.000% due 01/15/23 (Þ)	956	755	5.450% due 04/01/44	710	748
Surgery Center Holdings, Inc.			Whiting Petroleum Corp.
8.875% due 04/15/21 (Þ)	970	992	1.250% due 04/01/20	454	407
6.750% due 07/01/25 (Þ)	4,170	3,805	Xerium Technologies, Inc.
TCP Capital Corp.			Series WI
5.250% due 12/15/19	415	435	9.500% due 08/15/21	1,780	1,828
Tempo Acquisition LLC / Tempo			Yum! Brands, Inc.
Acquisition Finance Corp.			4.750% due 06/01/27 (Þ)	111	114
6.750% due 06/01/25 (Þ)	2,800	2,835
Tenet Healthcare Corp.					226,991
8.125% due 04/01/22	1,370	1,372	Financial Services - 0.1%
			Encore Capital Group, Inc.
Series WI			2.875% due 03/15/21	719	736
6.750% due 06/15/23	4,710	4,422	Resource Capital Corp.
THC Escrow Corp. III			6.000% due 12/01/18	245	249
7.000% due 08/01/25 (Þ)	890	815	Two Harbors Investment Corp.
The Southern Co.			6.250% due 01/15/22	780	815
Series B
5.500% due 03/15/57 (Ê)	400	425			1,800
Time Warner Cable LLC			International Debt - 8.8%
			Adani Ports and Special Economic Zone,
6.550% due 05/01/37	325	382	Ltd.
Titan Machinery, Inc.			Series REGS
3.750% due 05/01/19	742	730	3.500% due 07/29/20	830	844
TPG Specialty Lending, Inc.			3.950% due 01/19/22	500	514
4.500% due 12/15/19	766	789	AerCap Ireland Capital, Ltd. / AerCap
TransDigm, Inc.			Global Aviation Trust
6.500% due 07/15/24	130	134	3.950% due 02/01/22	1,065	1,110
Series WI			4.625% due 07/01/22	850	912
6.375% due 06/15/26	4,900	4,997	AI Mistral Luxembourg Subco Sarl
Trident Merger Sub, Inc.			4.242% due 03/09/24 (Ê)	995	988
6.625% due 11/01/25 (Þ)	1,370	1,363	Alibaba Group Holding, Ltd.
TriMas Corp.			Series WI
4.875% due 10/15/25 (Þ)	100	101	3.600% due 11/28/24	2,100	2,172
Twitter, Inc.			Alpha 3 BV Term Loan B
0.250% due 09/15/19	1,415	1,341	4.333% due 01/31/24 (Ê)	623	628

See accompanying notes which are an integral part of the financial statements.

780 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
AT Securities BV			8.125% due 12/31/49 (Ê)(ƒ)(Þ)	600	722
5.250% due 12/31/99 (Ê)(ƒ)	500	505	Credit Suisse Group AG
Australia & New Zealand Banking			7.125% due 12/29/49 (Ê)(ƒ)	800	876
Group, Ltd. - ADR			7.500% due 12/31/49 (Ê)(ƒ)(Þ)	200	233
6.750% due 12/31/49 (Ê)(ƒ)(Þ)	600	689	CSCEC Finance (Cayman) II Co.
AXA SA			2.700% due 06/14/21	505	504
6.463% due 12/14/18 (Ê)(ƒ)(Þ)	350	359	Dai-ichi Life Insurance Co. , Ltd. (The)
Banco Bilbao Vizcaya Argentaria SA			7.250% due 12/29/49 (Ê)(ƒ)(Þ)	1,450	1,649
9.000% due 05/29/49 (Ê)(ƒ)	200	207	4.000% due 12/31/49 (Ê)(ƒ)(Þ)	800	794
Bank of Nova Scotia (The)			5.100% due 12/31/49 (Ê)(ƒ)(Þ)	1,400	1,481
4.650% due 12/31/99 (Ê)(ƒ)	350	352	Danske Bank A/S
Barclays PLC			6.125% due 12/31/99 (Ê)(ƒ)	400	434
7.875% due 12/31/49 (Ê)(ƒ)	400	446	Delta 2 Lux Sarl Term Loan B3
8.250% due 12/31/49 (Ê)(ƒ)	400	425	4.242% due 07/30/21 (Ê)	3,250	3,273
BBVA Bancomer SA			Demeter Investments BV for Swiss Re,
Series REGS			Ltd.
6.500% due 03/10/21	695	761	5.625% due 08/15/52 (Ê)	350	379
Becton, Dickinson and Co.			DHT Holdings, Inc.
1.900% due 12/15/26	875	1,046	4.500% due 10/01/19 (Þ)	195	194
BHP Billiton Finance USA, Ltd.			Diamond (BC) BV Term Loan
6.750% due 10/19/75 (Ê)(Þ)	1,650	1,942	4.316% due 07/12/24 (Ê)	560	562
BNP Paribas SA			Discovery Communications LLC
3.800% due 01/10/24 (Þ)	1,300	1,351	1.900% due 03/19/27	300	350
7.625% due 12/29/49 (Ê)(ƒ)(Þ)	600	673	DNB Bank ASA
7.195% due 12/31/49 (Ê)(ƒ)(Þ)	500	583	5.750% due 12/29/49 (Ê)(ƒ)	400	417
Series 144a			6.500% due 12/29/49 (Ê)(ƒ)	400	436
7.375% due 12/31/49 (Ê)(ƒ)(Þ)	400	462	Dorel Industries, Inc.
Boral Finance Pty, Ltd.			5.500% due 11/30/19 (Þ)	569	579
3.000% due 11/01/22 (Þ)	220	220	Eastern Creation II Investment Holdings,
3.750% due 05/01/28 (Þ)	180	181	Ltd.
BPCE SA			2.750% due 09/26/20	510	512
2.535% due 05/22/22 (Ê)(Þ)	970	984	Electricite de France SA
Braskem Netherlands Finance BV			5.250% due 12/29/49 (Ê)(ƒ)(Þ)	1,100	1,145
3.500% due 01/10/23 (Þ)	1,200	1,200	5.625% due 12/29/49 (Ê)(ƒ)(Þ)	200	212
BW Group, Ltd.			Emera, Inc.
Series BWLP			Series 16-A
1.750% due 09/10/19	600	572	6.750% due 06/15/76 (Ê)	1,557	1,781
Canadian Solar, Inc.			Enbridge, Inc.
4.250% due 02/15/19	730	709	Series 16-A
Celulosa Arauco y Constitucion SA			6.000% due 01/15/77 (Ê)	1,330	1,423
5.500% due 11/02/47 (Þ)	200	201	Endbridge, Inc.
Cencosud SA			5.500% due 07/15/77 (Ê)	550	567
4.375% due 07/17/27 (Þ)	1,000	998	Enel SpA
Cenovus Energy, Inc.			8.750% due 09/24/73 (Ê)(Þ)	1,500	1,852
3.800% due 09/15/23	800	814	Ensco Jersey Finance, Ltd.
5.400% due 06/15/47 (Þ)	450	465	3.000% due 01/31/24 (Þ)	395	334
Cloverie PLC for Zurich Insurance Co.			Evergreen Skills Lux Sarl
5.625% due 06/24/46 (Ê)	500	555	5.992% due 04/28/21 (Ê)	4,128	3,963
Constellation Brands Canada, Inc. Term			9.492% due 04/28/22 (Ê)	2,070	1,748
Loan B1			Fly Leasing, Ltd.
4.042% due 12/15/23 (Ê)	379	382	5.250% due 10/15/24	233	234
Cooperatieve Rabobank UA			FMG Resources August 2006 Pty, Ltd.
11.000% due 06/29/49 (Ê)(ƒ)(Þ)	1,750	1,985	9.750% due 03/01/22 (Þ)	615	687
CRCC Yupeng, Ltd.			Fukoku Mutual Life Insurance Co.
3.950% due 02/28/49 (Ê)(ƒ)	1,195	1,213	6.500% due 09/29/49 (Ê)(ƒ)	650	733
Credit Agricole SA			GFL Environmental, Inc.
7.875% due 01/29/49 (Ê)(ƒ)(Þ)	660	752	5.625% due 05/01/22 (Þ)	112	116

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 781

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Ghana Government International Bond			Morgan Stanley
Series REGS			Series GMTN
7.875% due 08/07/23	25	27	2.625% due 03/09/27	1,800	2,419
Golden Ocean Group, Ltd.			MPT Operating Partnership, LP / MPT
3.070% due 01/30/19	600	570	Finance Corp.
Goldman Sachs Group, Inc. (The)			4.000% due 08/19/22	885	1,145
5.500% due 10/12/21	400	605	MTN (Mauritius) Investment, Ltd.
Golub Capital Partners CLO, Ltd.			Series REGS
Series 2017-19RA Class D			6.500% due 10/13/26	910	983
7.871% due 07/26/29 (Ê)(Þ)	682	661	Nippon Life Insurance Co.
Harbourview CLO VII, Ltd.			5.000% due 10/18/42 (Ê)(Þ)	500	533
			4.700% due 01/20/46 (Ê)(Þ)	700	732
Series 2014-7A Class E			Northwest Acquisitions ULC / Dominion
6.039% due 11/18/26 (Ê)(Þ)	963	908	Finco, Inc.
Horizon Pharma Investment, Ltd.			7.125% due 11/01/22 (Þ)	1,140	1,186
2.500% due 03/15/22 (Þ)	780	714	Numericable Group SA Term Loan B12
HSBC Capital Funding, LP			0.000% due 01/05/26 (Ê)(v)	1,000	1,000
10.176% due 12/29/49 (Ê)(ƒ)(Þ)	850	1,358	Open Text Corp.
HSBC Holdings PLC			5.875% due 06/01/26 (Þ)	299	324
6.375% due 12/31/49 (Ê)(ƒ)	400	437	Park Aerospace Holdings, Ltd.
6.875% due 12/31/49 (Ê)(ƒ)	800	881	4.500% due 03/15/23 (Þ)	465	466
6.000% due 12/31/99 (Ê)(ƒ)	400	425	Parq Holdings, LP Term Loan
Huaneng Hong Kong Capital, Ltd.			8.737% due 12/17/20 (Ê)	940	938
3.600% due 12/31/99 (Ê)(ƒ)	760	758	Phoenix Group Holdings
Hyperion Insurance Group, Ltd. Term			5.375% due 07/06/27 (Þ)	800	843
Loan B
5.250% due 04/29/22 (Ê)	1,170	1,183	Priceline Group, Inc.
ING Groep NV			2.375% due 09/23/24	665	842
2.483% due 03/29/22 (Ê)	285	291	Priceline Group, Inc. (The)
6.875% due 12/29/49 (Ê)(ƒ)	800	891	2.375% due 09/23/24	600	761
Intesa Sanpaolo Vita SpA			QBE Insurance Group, Ltd.
3.125% due 07/14/22 (Þ)	685	687	6.750% due 12/02/44 (Ê)	700	794
Kazakhstan Government International			5.875% due 06/17/46 (Ê)	606	656
Bond			Royal Bank of Scotland Group PLC
Series REGS			8.625% due 12/29/49 (Ê)(ƒ)	1,200	1,359
3.875% due 10/14/24	140	145	Sandvine Corp. 1st Lien Term Loan B
La Mondiale SAM			7.073% due 09/21/22 (Ê)	913	884
5.875% due 01/26/47 (Ê)	400	435	Scorpio Tankers, Inc.
Legal & General Group PLC			2.375% due 07/01/19 (Þ)	1,060	947
Series EMTn			Ship Finance International, Ltd.
5.250% due 03/21/47 (Ê)	600	639	5.750% due 10/15/21	1,125	1,193
Link Finance (Cayman) 2009, Ltd.			Silver Standard Resources, Inc.
2.875% due 07/21/26	400	388	2.875% due 02/01/33 (Þ)	1,131	1,109
Lloyds Banking Group PLC			Skandinaviska Enskilda Banken AB
7.500% due 12/31/49 (Ê)(ƒ)	400	457	5.750% due 11/29/49 (Ê)(ƒ)	400	418
MacDonald Detwiler & Associates, Ltd.			Societe Generale SA
Term Loan B			7.375% due 12/29/49 (Ê)(ƒ)(Þ)	1,075	1,188
0.000% due 07/06/24 (Ê)(v)	1,000	1,006	SoftBank Group Corp.
Macquarie Bank, Ltd.			6.000% due 12/31/99 (Ê)(ƒ)	500	508
6.125% due 12/31/99 (Ê)(ƒ)(Þ)	400	420	6.875% due 12/31/99 (Ê)(ƒ)	400	414
MEG Energy Corp.			Solvay Acetow GMBH Term Loan
6.375% due 01/30/23 (Þ)	670	613	6.833% due 04/19/24 (Ê)	499	499
7.000% due 03/31/24 (Þ)	2,700	2,449	Standard Chartered PLC
Mercer International, Inc.			7.750% due 12/29/49 (Ê)(ƒ)(Þ)	620	688
Series WI			Sumitomo Life Insurance Co.
6.500% due 02/01/24	1,180	1,248	4.000% due 09/14/77 (Ê)(Þ)	800	787
Mexichem SAB de CV			Sydney Airport Finance Co. Pty, Ltd.
4.000% due 10/04/27 (Þ)	730	732

See accompanying notes which are an integral part of the financial statements.

782 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series REGS			6.046% due 07/31/21 (Ê)	497	495
3.900% due 03/22/23	560	583	Air Medical Group Holdings, Inc. Term
Teine Energy, Ltd.			Loan
6.875% due 09/30/22 (Þ)	1,760	1,800	0.000% due 09/07/24 (Ê)(v)	375	377
The Link Finance, Ltd.			Air Methods Corp. Term Loan B
3.600% due 09/03/24	570	585	4.833% due 04/13/24 (Ê)	670	669
TIAA CLO I, Ltd.			Alliant Holdings I, LLC Term Loan B2
			8.250% due 08/01/23 (Þ)	4,180	4,453
Series 2016-1A Class E1			Alliant Holdings Intermediate LLC Term
8.736% due 07/20/28 (Ê)(Þ)	279	284	Loan B
Transcanada Trust			4.490% due 08/14/22 (Ê)	370	373
5.625% due 05/20/75 (Ê)	825	879	Almonde, Inc. 1st Lien Term Loan
Series 16-A			4.817% due 04/27/24 (Ê)	500	498
5.875% due 08/15/76 (Ê)	1,763	1,925	Almonde, Inc. 2nd Lien Term Loan
TransCanada Trust			8.567% due 04/28/25 (Ê)	250	248
5.300% due 03/15/77 (Ê)	675	702	Alphabet Holding Company, Inc. 1st
Travelport Finance (Luxembourg) SARL			Lien Term Loan
Term Loan D			4.833% due 08/15/24 (Ê)	556	540
4.061% due 09/02/21 (Ê)	1,181	1,182	Altice Financing SA 1st Lien Term Loan
UBS Group AG			0.000% due 01/05/26 (Ê)(v)	1,500	1,500
6.875% due 12/29/49 (Ê)(ƒ)	400	449	Alvogen Pharmaceutical US, Inc. Term
7.125% due 12/29/49 (Ê)(ƒ)	600	655	Loan
UBS Group Funding Switzerland AG			6.240% due 04/02/22 (Ê)	1,507	1,490
3.491% due 05/23/23 (Þ)	1,610	1,650	American Airlines, Inc. Term Loan B
UniCredit SpA			3.240% due 06/27/20 (Ê)	1,974	1,978
Series 144a			3.742% due 04/28/23 (Ê)	498	498
4.625% due 04/12/27 (Þ)	1,310	1,392	Ancestry. com Operations, Inc. 2nd Lien
Valeant Pharmaceuticals International,			Term Loan B
Inc.			9.490% due 10/19/24 (Ê)	288	294
6.500% due 03/15/22 (Þ)	126	134	AP Exhaust Acquisition LLC 1st Lien
7.000% due 03/15/24 (Þ)	94	102	Term Loan
Venture XXIX CLO, Ltd.			6.309% due 05/10/24 (Ê)	998	971
			AP Gaming I, LLC Term Loan B
Series 2017-29A Class E			6.742% due 02/06/24 (Ê)	312	316
7.567% due 09/15/30 (Ê)(Þ)	707	672	Arbor Pharmaceuticals LLC Term Loan
Want Want China Finance, Ltd.			B
2.875% due 04/27/22	590	591	6.333% due 07/05/23 (Ê)	725	726
Woodside Finance, Ltd.			Arctic Glacier Holdings, Inc. Term
3.650% due 03/05/25 (Þ)	440	444	Loan B
3.700% due 09/15/26 (Þ)	600	607	5.492% due 03/14/24 (Ê)	498	502
3.700% due 03/15/28 (Þ)	552	551	Ascena Retail Group, Inc. Term Loan B
Yandex NV			5.750% due 08/21/22 (Ê)	175	152
1.125% due 12/15/18	896	893	Ascend Learning LLC Term Loan B
Yonkers Racing Corp. Term Loan B			4.492% due 07/12/24 (Ê)	2,000	2,016
4.500% due 05/24/24 (Ê)	499	500	AssuredPartners, Inc. 1st Lien Term
			Loan
Zais CLO 5, Ltd.			0.000% due 10/22/24 (Ê)(v)	1,000	1,011
Series 2016-2A Class C			Asurion LLC Term Loan B4
5.216% due 10/15/28 (Ê)(Þ)	1,000	1,017	3.992% due 08/04/22 (Ê)	2,168	2,183
		116,531	Asurion LLC Term Loan B5
Loan Agreements - 14.6%			4.242% due 11/03/23 (Ê)	1,242	1,252
ABG Intermediate Holdings 2 LLC 1st			Atlantic Broadband Finance LLC 1st
Lien Term Loan			Lien Term Loan
4.833% due 09/26/24 (Ê)	250	253	0.000% due 08/11/24 (Ê)(v)	1,000	999
ABG Intermediate Holdings 2 LLC 2nd			Avantor Performance Materials LLC 1st
Lien Term Loan			Lien Term Loan
9.083% due 09/26/25 (Ê)	389	392	5.250% due 03/07/24 (Ê)	498	500
Advanced Disposal Services, Inc. Term			Avantor Performance Materials LLC 2nd
Loan B3			Lien Term Loan
3.952% due 11/10/23 (Ê)	732	738	9.500% due 03/07/25 (Ê)	250	255
AgroFresh, Inc. Term Loan B

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 783

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Avaya, Inc. Term Loan B7			Casablanca US Holdings, Inc. 1st Lien
6.727% due 05/29/20 (Ê)(Ø)	2,459	2,039	Term Loan
Avis Budget Car Rental LLC Term Loan			6.064% due 02/21/24 (Ê)	4	4
B			6.064% due 02/21/24	1	1
3.340% due 03/15/22 (Ê)	1,244	1,243	6.130% due 02/21/24 (Ê)	1,985	1,985
Avolon LLC Term Loan B			Cast & Crew Payroll LLC 1st Lien Term
3.488% due 03/20/22 (Ê)	499	502	Loan B
Axalta Coating Systems U. S. Holdings,			4.333% due 09/26/24 (Ê)	178	179
Inc. Term Loan B			CBS Radio, Inc. Term Loan B
3.333% due 06/01/24 (Ê)	249	251	4.738% due 10/17/23 (Ê)	524	527
Bass Pro Group LLC 1st Lien Term			CH Hold Corp. 1st Lien Term Loan B
Loan B			4.242% due 02/01/24 (Ê)	742	748
6.242% due 12/16/23 (Ê)	1,000	970	CH Hold Corp. 2nd Lien Term Loan B
BBB Industries LLC 1st Lien Term Loan			8.492% due 02/01/25 (Ê)	250	255
5.742% due 11/03/21 (Ê)	975	986	Change Healthcare Holdings LLC 1st
BCPE Eagle Buyer LLC 1st Lien Term			Lien Term Loan B
Loan			3.992% due 03/01/24 (Ê)	1,990	2,001
5.492% due 03/13/24 (Ê)	199	199	Charming Charlie LLC Term Loan B
Berlin Packaging LLC 2nd Lien Term
Loan			9.328% due 12/24/19 (Ê)	231	81
7.990% due 10/01/22 (Ê)	1,000	1,009	Charter Communications Operating LLC
			1st Lien Term Loan H
Berry Plastics Group, Inc Term Loan M			3.250% due 01/15/22 (Ê)	2,727	2,738
3.488% due 10/01/22 (Ê)	1,021	1,025	Checkout Holding Corp. Covenant-Lite
3.492% due 10/01/22 (Ê)	1,583	1,590	1st Lien Term Loan B
BJ's Wholesale Club, Inc. 2nd Lien Term			4.742% due 04/09/21 (Ê)	968	792
Loan			Chemours Co. (The) Term Loan B
8.738% due 01/27/25 (Ê)	500	483	3.750% due 05/12/22 (Ê)	334	336
Blount International, Inc. Term Loan B			CityCenter Holdings, LLC Term Loan B
0.000% due 10/12/23 (Ê)(v)	500	506	3.742% due 04/18/24 (Ê)	499	501
Brand Energy & Infrastructure Services			ClubCorp Club Operations, Inc. Term
1st Lien Term Loan			Loan
5.583% due 06/21/24 (Ê)	1	1	4.588% due 08/15/24 (Ê)	1,000	1,004
5.613% due 06/21/24 (Ê)	418	420	Commercial Barge Line Co. Term Loan
5.628% due 06/21/24 (Ê)	80	80	B1
Brickman Group, Ltd. LLC (The) 1st			9.992% due 11/12/20 (Ê)	820	629
Lien Term Loan B			Community Health Systems, Inc. Term
4.234% due 12/18/20 (Ê)	655	659	Loan B2
4.380% due 12/18/20 (Ê)	803	808	4.317% due 01/27/21 (Ê)	2,489	2,406
Brickman Group, Ltd. LLC 1st Lien			Constellis Holdings LLC 1st Lien Term
Term Loan B			Loan
4.314% due 12/18/20 (Ê)	4	4	6.333% due 04/18/24 (Ê)	998	999
BWAY Holding Co. Term Loan			Constellis Holdings LLC 2nd Lien Term
4.522% due 04/03/24 (Ê)	3	3	Loan
4.599% due 04/03/24 (Ê)	1,244	1,252	10.333% due 04/21/25 (Ê)	250	248
			ConvergeOne Holdings Corp. Term
Cable One, Inc. Term Loan B			Loan B
3.570% due 04/05/24 (Ê)	499	501	6.090% due 06/14/24 (Ê)	499	499
Caesars Entertainment Operating Co.			Coral US Co. Borrower LLC Term Loan B
Term Loan
3.742% due 03/31/24 (Ê)	500	500	4.742% due 01/31/25 (Ê)	1,500	1,505
Caesars Resort Collection LLC 1st Lien			Cortes NP Acquisition Corp Term Loan B
Term Loan B			5.242% due 11/30/23 (Ê)	1,452	1,461
0.000% due 09/27/24 (Ê)(v)	3,000	3,019	CPI Acquisition, Inc. Term Loan B
Capital Automotive LP 1st Lien Term			5.850% due 08/17/22 (Ê)	1,007	721
Loan			CPM Acquisition Corp. 2nd Lien Term
4.250% due 03/24/24 (Ê)	242	242	Loan
Capital Automotive LP 2nd Lien Term			9.492% due 04/10/23 (Ê)	250	255
Loan			CPM Holdings, Inc. Term Loan B
7.240% due 03/24/25 (Ê)	246	252	5.492% due 04/10/22 (Ê)	1,033	1,042
Carestream Dental Equipment, Inc. 1st			Creative Artists Agency LLC 1st Lien
Lien Term Loan			Term Loan B
4.583% due 08/04/24 (Ê)	1,157	1,157	4.739% due 02/13/24 (Ê)	993	1,002

See accompanying notes which are an integral part of the financial statements.

784 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Crosby US Acquisition Corp. 1st Lien			First Data Corp. Term Loan
Term Loan			3.488% due 07/10/22 (Ê)	2,228	2,233
4.315% due 11/22/20 (Ê)	496	470	Focus Financial Partners LLC 1st Lien
CSC Holdings, LLC 1st Lien Term Loan			Term Loan
3.489% due 07/17/25 (Ê)	2,184	2,180	4.574% due 05/22/24 (Ê)	1,000	1,011
Cvent, Inc. 1st Lien Term Loan B			Fort Dearborn Company 1st Lien Term
5.242% due 11/29/23 (Ê)	498	503	Loan
CWGS Group LLC Term Loan			5.269% due 10/19/23 (Ê)	7	7
4.242% due 11/08/23 (Ê)	4	4	5.336% due 10/19/23 (Ê)	491	493
4.439% due 11/08/23 (Ê)	496	500	Freedom Mortgage Corp. Term Loan
Dell, Inc. 1st Lien Term Loan			6.956% due 02/23/22 (Ê)	494	501
			Frontier Communications Corp. Term
3.250% due 09/07/23 (Ê)	2,772	2,779	Loan B
DigiCert, Inc. 2nd Lien Term Loan			4.990% due 05/23/24 (Ê)	374	356
0.000% due 09/07/25 (Ê)(v)	250	251	FullBeauty Brands Holding Corp. 2nd
DigiCert, Inc. Term Loan B1			Lien Term Loan
0.000% due 12/31/20 (Ê)(v)	500	505	10.242% due 09/22/23 (Ê)	250	113
Dragon Merger Sub LLC 2nd Lien Term			FullBeauty Brands Holdings Corp. 1st
Loan			Lien Term Loan
9.615% due 07/11/25 (Ê)	1,650	1,662	5.992% due 10/14/22 (Ê)	616	406
Dupage Medical Group, Ltd. 1st Lien			Garda World Security Corp. Term Loan B
Term Loan			5.311% due 05/24/24 (Ê)	298	301
4.315% due 08/14/24 (Ê)	1,000	1,005	GENEX Services, Inc. 1st Lien Term
Dupage Medical Group, Ltd. 2nd Lien			Loan
Term Loan			5.492% due 05/30/21 (Ê)	987	979
8.315% due 08/15/25 (Ê)	500	502	Genoa, a QoL Healthcare Co. LLC 2nd
Duravant LLC 2nd Lien Term Loan			Lien Term Loan
7.410% due 07/18/25 (Ê)	33	33	9.242% due 10/28/24 (Ê)	2,040	2,040
8.559% due 07/21/25 (Ê)	277	278	Getty Images, Inc. 1st Lien Term Loan B
E. W. Scripps Co. Term Loan B			4.833% due 10/18/19 (Ê)	497	434
3.493% due 08/16/24 (Ê)	250	252	GHX Ultimate Parent Corp. 1st Lien
EagleView Technology Corp. 1st Lien			Term Loan
Term Loan			4.583% due 07/13/24 (Ê)	998	1,005
5.580% due 07/15/22 (Ê)	495	496	Go Daddy Operating Co. LLC 1st Lien
Education Advisory Board 1st Lien Term			Term Loan
Loan			3.742% due 02/06/24 (Ê)	498	501
0.000% due 09/06/24 (Ê)(v)	450	451	Granite Acquisition, Inc. Term Loan B
Eldorado Resorts, Inc. 1st Lien Term			5.335% due 12/17/21 (Ê)	479	484
Loan B			Granite Acquisition, Inc. Term Loan C
3.500% due 04/17/24 (Ê)	339	339	5.333% due 12/17/21 (Ê)	19	19
Employbridge LLC Term Loan			Grifols Worldwide Operations USA Inc.
7.833% due 05/16/20 (Ê)	487	465	1st Lien Term Loan B
EnergySolutions LLC 1st Lien Term			3.452% due 01/31/25 (Ê)	1,337	1,341
Loan B			Gruden Holdings, Inc. First Lien Term
6.090% due 05/29/20 (Ê)	1,770	1,806	Loan
Envision Healthcare Corp. Term Loan B			6.833% due 08/18/22 (Ê)	1,489	1,477
4.250% due 11/17/23 (Ê)	496	498	GTCR Valor Cos. , Inc. Term Loan B1
Everi Payments, Inc. 1st Lien Term Loan			5.583% due 06/20/23 (Ê)	500	507
5.742% due 05/09/24 (Ê)	748	753	H. B. Fuller Co. Term Loan B
EVO Payments International LLC Term			3.489% due 10/12/24 (Ê)	500	503
Loan B			Harland Clarke Holdings Corp. Term
6.250% due 11/15/23 (Ê)	249	253	Loan
Exact Merger Sub LLC 1st Lien Term			6.142% due 11/03/23 (Ê)	500	498
Loan			HCA, Inc. Term Loan B8
5.583% due 09/19/24 (Ê)	500	504	3.492% due 02/15/24 (Ê)	1,985	1,997
Exact Merger Sub LLC 2nd Lien Term			Heartland Dental LLC 2nd Lien Term
Loan			Loan
9.333% due 09/19/25 (Ê)	250	249	9.750% due 07/31/24 (Ê)	1,440	1,447
Fairmount Santrol, Inc. 1st Lien Term			Hertz Global Holdings, Inc. Term Loan B
Loan B2
4.735% due 09/05/19 (Ê)	1,336	1,332	4.000% due 06/30/23 (Ê)	746	745

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 785

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Hyland Software, Inc. 1st Lien Term			NN, Inc. Incremental Term Loan
Loan			4.992% due 04/03/21 (Ê)	490	492
4.492% due 07/01/22 (Ê)	125	126	NPC International, Inc. First Lien Term
Hyland Software, Inc. 2nd Lien Term			Loan
Loan			4.742% due 04/20/24 (Ê)	499	503
8.242% due 05/23/25 (Ê)	500	510	NVA Holdings, Inc. 2nd Lien Term Loan
Intrawest Resorts Holdings, Inc. 1st Lien
Term Loan B1			8.333% due 08/14/22 (Ê)	170	171
4.492% due 06/29/24 (Ê)	1,000	1,010	Opal Acquisition, Inc. 1st Lien Term
			Loan B
Jaguar Holding Co. II Term Loan			5.334% due 11/27/20 (Ê)	1,523	1,461
3.992% due 08/18/22 (Ê)	586	589	Optiv, Inc. 1st Lien Term Loan
4.083% due 08/18/22 (Ê)	652	655	4.563% due 02/01/24 (Ê)	482	454
Kraton Polymers LLC Term Loan			Ozark Holdings LLC 1st Lien Term Loan
4.242% due 01/06/22 (Ê)	714	723	4.992% due 07/03/23 (Ê)	1,637	1,650
Kronos, Inc. Term Loan B			PAREXEL International Corp. 1st Lien
4.811% due 11/01/23 (Ê)	247	249	Term Loan B
KUEHG Corp. 2nd Lien Term Loan			4.242% due 09/29/24 (Ê)	667	673
9.583% due 08/18/25 (Ê)	240	239	Patterson Co. 2nd Lien Term Loan
Learfield Communications, Inc. 1st Lien			9.742% due 08/28/23 (Å)(Ê)	590	580
Term Loan			PDC Brands 2nd Lien Term Loan
4.500% due 11/17/23 (Ê)	744	748	10.090% due 06/30/25 (Ê)	1,610	1,563
Level 3 Financing, Inc. Term Loan B			Peak 10, Inc. 2nd Lien Term Loan
3.489% due 02/22/24 (Ê)	2,000	2,007	8.561% due 07/18/25 (Ê)	560	574
Limetree Bay Terminals LLC Term Loan			Pelican Products, Inc. 1st Lien Term
B			Loan B1
5.237% due 02/10/24 (Ê)	199	200	5.583% due 04/11/20 (Ê)	250	251
Lions Gate Enterntainment, Inc. 1st Lien			Penn National Gaming, Inc. 1st Lien
Term Loan			Term Loan B
4.242% due 10/12/23 (Ê)	116	116	3.742% due 01/19/24 (Ê)	498	501
Lux Finco Sarl Term Loan B1			PFS Acquisition LLC 2nd Lien Term
9.738% due 07/11/23 (Ê)	310	300	Loan
MacDermid, Inc. Term Loan B			8.500% due 01/31/22 (Å)(Ê)	1,890	1,477
4.242% due 06/07/23 (Ê)	498	500	Post Holdings, Inc. Incremental Term
MACOM Technology Solutions Term			Loan
Loan			3.492% due 05/24/24 (Ê)	499	501
3.489% due 05/12/24 (Ê)	1,496	1,496	Pre-Paid Legal Services, Inc. 2nd Lien
Masergy Communications, Inc. 2nd Lien			Term Loan
Term Loan			10.250% due 07/01/20 (Ê)	1,000	999
9.833% due 12/15/24 (Ê)	1,700	1,723	Prime Security Services Borrower LLC
Match Group, Inc. 1st Lien Term Loan			Term Loan B1
B1			3.992% due 05/02/22 (Ê)	1,018	1,026
3.809% due 11/16/22 (Ê)	738	746	Primeline Utility Services LLC 1st Lien
MCC Iowa LLC Term Loan H			Term Loan B
3.710% due 01/29/21 (Ê)	487	487	6.814% due 11/12/22 (Ê)	1	1
MGM Growth Properties, LLC 1st Lien			6.880% due 11/12/22 (Ê)	372	374
Term Loan B			Project Alpha Intermediate Holding, Inc.
3.492% due 04/25/23 (Ê)	987	992	1st Lien Term Loan B
MH Sub I LLC 1st Lien Term Loan			5.040% due 04/26/24 (Ê)	998	974
			Prowler Acquisition Corp. 1St Lien Term
5.070% due 08/15/24 (Ê)	1,497	1,487	Loan
MH Sub I LLC 2nd Lien Term Loan			5.833% due 01/28/20 (Ê)	371	340
8.820% due 08/15/25 (Ê)	540	536	Quest Software US Holdings, Inc. Term
MORSCO, Inc. Term Loan B			Loan B
8.242% due 10/31/23 (Ê)	497	500	7.380% due 10/31/22 (Ê)	1,237	1,249
Navistar, Inc. 1st Lien Term Loan B			Quintiles IMS, Inc. 1st Lien Term Loan
5.240% due 08/07/20 (Ê)	245	245	B2
NeuStar, Inc. 1st Lien Term Loan B2			3.321% due 01/18/25 (Ê)	500	503
5.062% due 08/08/24 (Ê)	750	757	Rackspace Hosting, Inc. Term Loan B
New Millennium Holding Co. , Inc. Exit			4.311% due 11/03/23 (Ê)	995	994
Term Loan			Radio One, Inc. 1st Lien Term Loan B
7.742% due 12/21/20 (Ê)	81	39	5.340% due 04/05/23 (Ê)	996	978

See accompanying notes which are an integral part of the financial statements.

786 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
RBS Global, Inc. Term Loan B			TerraForm AP Acquisition Holdings LLC
0.000% due 08/21/23 (Ê)(v)	499	502	Term Loan B
Red Ventures LLC 1st Lien Term Loan			5.583% due 06/26/22 (Ê)	1,548	1,558
0.000% due 10/11/22 (Ê)(v)	1,000	993	TKC Holdings, Inc. 1st Lien Term Loan
Red Ventures LLC 2nd Lien Term Loan			5.522% due 02/01/23 (Ê)	498	502
0.000% due 10/10/25 (Ê)(v)	250	249	TKC Holdings, Inc. 2nd Lien Term Loan
Reynolds Group Holdings, Inc. 1st Lien			9.272% due 02/01/24 (Ê)	499	502
Term Loan B			TMS International Corp. Term Loan B
3.992% due 02/05/23 (Ê)	1,492	1,501	4.309% due 08/09/24 (Ê)	957	960
RHP Hotel Properties, LP Term Loan B			Trader Corp. Term Loan B
3.560% due 05/11/24 (Ê)	498	502	4.581% due 09/28/23 (Ê)	995	996
Riverbed Technology, Inc. Term Loan			Trans Union LLC 1st Lien Term Loan B3
4.500% due 04/27/22 (Ê)	1,981	1,895	3.242% due 04/09/23 (Ê)	497	499
Scientific Games International, Inc. Term			Transdigm Group, Inc. 1st Lien Term
Loan B4			Loan F
4.492% due 08/14/24 (Ê)	497	501	4.242% due 06/09/23 (Ê)	645	648
4.522% due 08/14/24 (Ê)	1,834	1,848	4.333% due 06/09/23 (Ê)	347	349
SeaWorld Parks & Entertainment Term			Tribune Media Co. Term Loan
Loan B			4.242% due 12/27/20 (Ê)	30	30
4.333% due 03/31/24 (Ê)	3,422	3,359	Tribune Media Co. Term Loan B
Sesac Holdco II LLC 1st Lien Term Loan			4.242% due 01/27/24 (Ê)	376	376
4.492% due 02/13/24 (Ê)	249	249	TruGreen, LP Term Loan
SESAC Holdco II LLC 2nd Lien Term
Loan			5.235% due 04/13/23 (Ê)	1,984	2,013
8.492% due 02/24/25 (Ê)	500	495	UFC Holdings LLC 1st Lien Term Loan
Signode Industrial Group US, Inc. 1st			4.490% due 08/18/23 (Ê)	1,980	1,996
Lien Term Loan B			United Airlines, Inc. Term Loan B
3.992% due 05/01/21 (Ê)	715	722	3.630% due 03/21/24 (Ê)	746	749
4.083% due 05/01/21 (Ê)	793	801	UPC Financing Partnership Term Loan
SIRVA Worldwide, Inc. Term Loan			AR
7.820% due 11/14/22 (Ê)	332	335	3.732% due 01/15/26 (Ê)	750	752
7.840% due 11/14/22 (Ê)	164	166	US Renal Care, Inc. 2nd Lien Term Loan
Solarwinds Holdings, Inc. 1st Lien Term			9.333% due 11/16/23 (Ê)	2,850	2,765
Loan			USI, Inc. Term Loan B
4.742% due 02/05/23 (Ê)	2,369	2,384	0.000% due 05/16/24 (Ê)(v)	500	499
Solera LLC Term Loan B			4.314% due 05/16/24 (Ê)	500	501
4.485% due 03/04/23 (Ê)	1,220	1,228	Valeant Pharmaceuticals International,
Spectrum Brands, Inc. 1st Lien Term			Inc. Term Loan B
Loan B			5.990% due 04/02/22 (Ê)	835	853
3.242% due 06/23/22 (Ê)	642	646	Vantiv, LLC 1st Lien Term Loan B1
3.312% due 06/23/22 (Ê)	1,340	1,349	0.000% due 09/20/24 (Ê)(v)	219	220
Sprint Communications, Inc. 1st Lien			Vantiv, LLC Term Loan B4
Term Loan B			3.239% due 08/07/24 (Ê)	781	786
3.750% due 02/02/24 (Ê)	2,985	2,996
Station Casinos LLC 1st Lien Term			Varsity Brands, Inc. 1st Lien Term Loan
Loan B			4.738% due 12/11/21 (Ê)	982	991
3.740% due 06/08/23 (Ê)	374	375	4.742% due 12/11/21 (Ê)	5	5
Steak n Shake Operations, Inc. Term			Verdesian Life Sciences LLC Term Loan
Loan B1			4.742% due 07/01/20 (Ê)	143	114
5.000% due 03/19/21 (Ê)	496	456	Veresen Midstream, Ltd. Term Loan B2
Sterigenics-Nordion Holdings LLC Term			4.742% due 03/31/22 (Ê)	1,975	1,990
Loan B
4.242% due 05/15/22 (Ê)	1,233	1,233	W3 Co. Term Loan B
Surgery Center Holdings, Inc. 1st Lien			0.000% due 03/08/22 (Ê)(v)	500	499
Term Loan			Wastequip LLC Term Loan
4.500% due 09/03/24 (Ê)	250	248	5.742% due 08/09/19 (Ê)	705	705
Talbots, Inc. (The) 1st Lien Term Loan			Weight Watchers International, Inc. 1st
5.742% due 03/17/20 (Ê)	117	113	Lien Term Loan B2
			4.500% due 04/02/20 (Ê)	352	348
Tempo Acquisition LLC Term Loan B			4.590% due 04/02/20 (Ê)	646	639
4.242% due 05/01/24 (Ê)	499	500

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 787

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
William Morris Endeavor Entertainment			Series 2013-57 Class IQ
LLC 1st Lien Term Loan			Interest Only STRIP
4.570% due 05/06/21 (Ê)	9	9	3.000% due 06/25/41	1,510		152
4.640% due 05/06/21 (Ê)	3,444	3,464
World Endurance Holdings 1st Lien			Series 2013-90 Class SD
Term Loan			Interest Only STRIP
5.583% due 06/26/21 (Ê)	502	502	5.829% due 09/25/43 (Ê)	1,603		283
York Risk Services Group, Inc.			Series 2013-107 Class SB
Covenant-Lite Term Loan B			Interest Only STRIP
4.992% due 10/01/21 (Ê)	499	492	4.713% due 02/25/43 (Ê)	2,145		431
		192,994	Series 2015-55 Class IN
Mortgage-Backed Securities - 11.0%			Interest Only STRIP
Blackstone Mortgage Trust, Inc.			4.500% due 08/25/45	1,338		210
4.375% due 05/05/22	990	1,002	Series 2015-69 Class IO
Fannie Mae			Interest Only STRIP
3.000% due 2047	1,135	1,135	6.000% due 09/25/45	3,435		776
30 Year TBA(Ï)			Series 2016-24 Class CI
3.000%	37,984	37,991	Interest Only STRIP
4.000%	8,000	8,338	4.000% due 02/25/46	1,873		297
Fannie Mae REMICS			Series 2016-97 Class KI
Series 2010-35 Class SG			Interest Only STRIP
Interest Only STRIP			3.000% due 06/25/40	2,818		299
5.418% due 04/25/40 (Ê)	697	133	Series 2016-101 Class QI
Series 2010-99 Class NI			Interest Only STRIP
Interest Only STRIP			3.500% due 04/25/42	1,818		188
6.000% due 09/25/40	3,844	832	Series 2016-102 Class JI
Series 2010-140 Class GS			Interest Only STRIP
Interest Only STRIP			3.500% due 02/25/46	2,634		389
4.763% due 07/25/39 (Ê)	2,623	259	Series 2016-104 Class NI
Series 2011-59 Class BI			Interest Only STRIP
Interest Only STRIP			5.000% due 04/25/38	967		33
6.000% due 08/25/40	2,668	195	Series 2017-2 Class KI
Series 2011-98 Class AI			Interest Only STRIP
Interest Only STRIP			4.000% due 02/25/47	2,586		441
3.500% due 11/25/37	3,847	213	Series 2017-7 Class JI
Series 2011-101 Class SA			Interest Only STRIP
Interest Only STRIP			4.000% due 02/25/47	2,330		372
5.129% due 10/25/41 (Ê)	3,402	471	Series 2017-15 Class LI
Series 2012-36 Class SN			Interest Only STRIP
Interest Only STRIP			4.000% due 06/25/46	2,082		355
5.672% due 04/25/42 (Ê)	1,493	252	Series 2017-48 Class LI
Series 2012-103 Class SD			Interest Only STRIP
Interest Only STRIP			4.000% due 05/25/47	1,129		173
4.813% due 09/25/42 (Ê)	1,852	357	Series 2017-72 Class GI
Series 2012-104 Class QI			Interest Only STRIP
Interest Only STRIP			4.000% due 08/25/47	2,964		453
4.500% due 05/25/42	2,951	493	Series 2017-74 Class JI
Series 2013-27 Class PI			Interest Only STRIP
Interest Only STRIP			4.000% due 10/25/47	1,705		268
3.000% due 12/25/41	4,298	333	Series 2017-78 Class KI
Series 2013-35 Class PI			Interest Only STRIP
Interest Only STRIP			3.500% due 10/25/47	3,043		571
3.000% due 02/25/42	2,108	163	Series 2017-4656 Class AI
Series 2013-41 Class SP			Interest Only STRIP
Interest Only STRIP			3.000% due 09/15/37	3,906		319
5.422% due 06/25/40 (Ê)	1,003	99

See accompanying notes which are an integral part of the financial statements.

788 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal		Fair			Principal	Fair
	Amount ($)		Value			Amount ($)	Value
	or Shares		$			or Shares	$
Series 2017-4662 Class CI					Series 2014-4403 Class CI
Interest Only STRIP					Interest Only STRIP
3.500% due 01/15/42		3,038		349	4.000% due 10/15/44	1,508		248
Fannie Mae Strips					Series 2015-4425 Class IO
Series 2009-397 Class 2					Interest Only STRIP
Interest Only STRIP					4.000% due 01/15/45	1,872		319
5.000% due 09/25/39		2,690		561	Series 2015-4452 Class QI
Series 2010-404 Class 2					Interest Only STRIP
Interest Only STRIP					4.000% due 11/15/44	1,568		318
4.500% due 05/25/40		2,074		414	Series 2015-4510 Class HI
Freddie Mac REMICS					Interest Only STRIP
Series 2010-3714 Class KI					3.000% due 03/15/40	4,222		391
Interest Only STRIP					Series 2016-4550 Class AI
4.500% due 11/15/39		597		59	Interest Only STRIP
Series 2011-3852 Class SC					3.000% due 10/15/40	2,569		328
Interest Only STRIP					Series 2016-4560 Class PI
5.880% due 04/15/40 (Ê)		2,155		302	Interest Only STRIP
Series 2011-3904 Class NI					3.500% due 05/15/45	2,022		292
Interest Only STRIP					Series 2016-4568 Class MI
3.500% due 08/15/26		2,629		244	Interest Only STRIP
Series 2012-3981 Class WS					4.000% due 04/15/46	1,815		264
Interest Only STRIP					Series 2016-4585 Class QI
5.323% due 05/15/41 (Ê)		2,081		263	Interest Only STRIP
Series 2012-3984 Class DS					3.500% due 04/15/46	3,417		526
Interest Only STRIP					Series 2016-4601 Class PI
4.700% due 01/15/42 (Ê)		2,546		382	Interest Only STRIP
Series 2012-4033 Class SC					4.500% due 12/15/45	1,570		227
Interest Only STRIP					Series 2016-4604 Class QI
5.316% due 10/15/36 (Ê)		2,374		251	Interest Only STRIP
Series 2012-4074 Class KS					3.500% due 07/15/46	2,427		377
Interest Only STRIP					Series 2016-4629 Class GI
5.788% due 02/15/41 (Ê)		981		161	Interest Only STRIP
Series 2012-4077 Class IK					3.500% due 11/15/45	1,744		251
Interest Only STRIP					Series 2016-4635 Class PI
5.000% due 07/15/42		1,725		362	Interest Only STRIP
Series 2012-4099 Class BI					4.000% due 12/15/46	2,170		353
Interest Only STRIP					Series 2017-4658 Class CI
3.500% due 06/15/39		2,140		221	Interest Only STRIP
Series 2012-4127 Class PI					3.500% due 07/15/40	1,367		174
Interest Only STRIP					Series 2017-4663 Class KI
4.500% due 07/15/42		1,734		323	Interest Only STRIP
Series 2013-4182 Class PI					3.500% due 11/15/42	2,410		285
Interest Only STRIP					Series 2017-4663 Class PI
3.000% due 12/15/41		5,163		388	Interest Only STRIP
Series 2013-4267 Class CS					4.000% due 03/15/47	1,369		231
Interest Only STRIP					Series 2017-4663 Class TI
4.816% due 05/15/39 (Ê)		2,344		213	Interest Only STRIP
Series 2014-4299 Class JI					3.500% due 10/15/42	1,463		155
Interest Only STRIP					Series 2017-4666 Class AI
4.000% due 07/15/43		1,281		180	Interest Only STRIP
Series 2014-4386 Class IL					3.000% due 09/15/35	2,847		213
Interest Only STRIP					Series 2017-4697 Class QI
4.000% due 12/15/43		2,010		340	Interest Only STRIP
Series 2014-4386 Class LI					4.000% due 07/15/47	2,987		494
Interest Only STRIP
4.000% due 02/15/43		2,057		325

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 789

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2017-4697 Class YI			Series 2012-H23 Class WI
Interest Only STRIP			Interest Only STRIP
3.500% due 07/15/47	1,251	211	1.568% due 10/20/62 (~)(Ê)	3,319		194
Series 2017-4707 Class AI			Series 2013-77 Class UI
Interest Only STRIP			Interest Only STRIP
4.000% due 07/15/47	2,218	346	4.500% due 03/20/41	1,762		267
Freddie Mac Strips			Series 2013-104 Class YS
Series 2014-324 Class C21			Interest Only STRIP
Interest Only STRIP			4.916% due 07/16/43 (Ê)	4,275		743
6.000% due 06/15/39	3,492	885	Series 2013-115 Class ID
Ginnie Mae			Interest Only STRIP
Series 2009-121 Class UI			3.500% due 01/20/38	3,966		445
Interest Only STRIP			Series 2013-182 Class SY
5.000% due 12/20/39	1,415	296	Interest Only STRIP
Series 2010-9 Class UI			5.319% due 12/20/43 (Ê)	1,387		250
Interest Only STRIP			Series 2013-187 Class IO
5.000% due 01/20/40	24,229	5,158	Interest Only STRIP
Series 2010-35 Class QI			4.500% due 11/20/39	5,123		271
Interest Only STRIP			Series 2013-H14 Class XI
4.500% due 03/20/40	1,894	373	Interest Only STRIP
Series 2010-62 Class SD			1.650% due 03/20/63 (~)(Ê)	2,831		166
Interest Only STRIP			Series 2013-H24 Class AI
5.512% due 05/20/40 (Ê)	760	137	Interest Only STRIP
Series 2010-134 Class ES			1.472% due 09/20/63 (~)(Ê)	2,508		140
Interest Only STRIP			Series 2014-58 Class SA
5.022% due 11/20/39 (Ê)	1,781	165	Interest Only STRIP
Series 2010-144 Class LS			4.869% due 04/20/44 (Ê)	1,494		238
Interest Only STRIP			Series 2014-69 Class IG
5.663% due 07/16/37 (Ê)	1,702	31	Interest Only STRIP
Series 2010-H19 Class BI			5.000% due 09/20/43	1,686		306
Interest Only STRIP			Series 2014-98 Class AI
1.460% due 08/20/60 (~)(Ê)	4,308	295	Interest Only STRIP
Series 2010-H20 Class IF			4.500% due 10/20/41	2,121		213
Interest Only STRIP			Series 2014-H09 Class AI
1.401% due 10/20/60 (~)(Ê)	1,687	109	Interest Only STRIP
Series 2010-H22 Class CI			1.429% due 01/20/64 (~)(Ê)	8,886		495
Interest Only STRIP			Series 2014-H13 Class BI
2.365% due 10/20/60 (~)(Ê)	5,116	369	Interest Only STRIP
Series 2011-17 Class S			1.584% due 05/20/64 (~)(Ê)	12,624		821
Interest Only STRIP			Series 2014-H25 Class BI
5.072% due 02/20/41 (Ê)	4,970	792	Interest Only STRIP
Series 2011-22 Class PS			1.646% due 12/20/64 (~)(Ê)	5,068		415
Interest Only STRIP			Series 2015-50 Class IO
5.022% due 07/20/40 (Ê)	1,604	128	Interest Only STRIP
Series 2011-148 Class SN			4.000% due 04/20/45	3,781		647
Interest Only STRIP			Series 2015-60 Class PI
5.462% due 11/16/41 (Ê)	1,423	308	Interest Only STRIP
Series 2012-38 Class MI			4.000% due 04/20/45	2,202		408
Interest Only STRIP			Series 2015-79 Class CI
4.000% due 03/20/42	2,206	427	Interest Only STRIP
Series 2012-104 Class QI			4.000% due 05/20/45	2,013		373
Interest Only STRIP			Series 2015-106 Class CI
3.500% due 04/20/42	545	126	Interest Only STRIP
Series 2012-136 Class BI			4.000% due 05/20/45	1,816		275
Interest Only STRIP
3.500% due 11/20/42	2,756	572

See accompanying notes which are an integral part of the financial statements.

790 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2015-131 Class BI			Series 2016-H06 Class AI
Interest Only STRIP			Interest Only STRIP
3.500% due 06/20/41	2,084	266	2.068% due 02/20/66	2,909	259
Series 2015-133 Class MI			Series 2016-H13 Class EI
Interest Only STRIP			Interest Only STRIP
3.000% due 05/20/44	2,446	330	2.030% due 04/20/66 (~)(Ê)(Š)	4,082	480
Series 2015-167 Class BI			Series 2016-H17 Class DI
Interest Only STRIP			Interest Only STRIP
4.500% due 04/16/45	1,948	419	1.999% due 07/20/66 (~)(Ê)	5,500	653
Series 2015-H04 Class AI			Series 2016-H22 Class IO
Interest Only STRIP			Interest Only STRIP
2.091% due 12/20/64 (~)(Ê)	3,110	257	1.838% due 10/20/66 (~)(Ê)	2,250	224
Series 2015-H22 Class HI			Series 2017-11 Class PI
Interest Only STRIP			Interest Only STRIP
2.033% due 08/20/65 (~)(Ê)	3,840	416	4.000% due 12/20/46	2,085	294
Series 2015-H29 Class HI			Series 2017-17 Class DI
Interest Only STRIP			Interest Only STRIP
2.094% due 09/20/65 (~)(Ê)	2,675	269	3.500% due 09/20/43	2,454	336
Series 2016-18 Class QI			Series 2017-26 Class EI
Interest Only STRIP			Interest Only STRIP
4.000% due 08/20/44	2,229	439	5.000% due 02/20/40	3,373	495
Series 2016-29 Class IO			Series 2017-26 Class MI
Interest Only STRIP			Interest Only STRIP
4.000% due 02/16/46	1,911	365	5.000% due 11/20/39	11,454	2,341
Series 2016-42 Class IO			Series 2017-42 Class IC
Interest Only STRIP			Interest Only STRIP
5.000% due 02/20/46	2,532	469	4.500% due 08/20/41	1,902	374
Series 2016-77 Class SL			Series 2017-52 Class DI
Interest Only STRIP			Interest Only STRIP
5.157% due 03/20/43 (Ê)	2,359	287	5.500% due 04/20/47	1,433	278
Series 2016-111 Class IP			Series 2017-68 Class IL
Interest Only STRIP			Interest Only STRIP
3.500% due 08/20/46	2,260	256	4.000% due 08/20/44	2,419	457
Series 2016-123 Class IQ			Series 2017-87 Class IO
Interest Only STRIP			Interest Only STRIP
5.000% due 07/20/39	2,785	242	4.000% due 01/20/46	1,976	342
Series 2016-123 Class LI			Series 2017-99 Class AI
Interest Only STRIP			Interest Only STRIP
3.500% due 03/20/44	4,550	630	4.000% due 01/20/47	3,749	580
Series 2016-150 Class I			Series 2017-130 Class IB
Interest Only STRIP			Interest Only STRIP
5.000% due 11/20/46	2,595	519	4.000% due 08/20/47	1,786	291
Series 2016-154 Class AI			Series 2017-130 Class NI
Interest Only STRIP			Interest Only STRIP
5.000% due 02/20/41	1,215	63	3.500% due 01/20/47	3,917	442
Series 2016-167 Class SB			Series 2017-132 Class IA
Interest Only STRIP			Interest Only STRIP
5.219% due 04/20/38 (Ê)	2,764	103	4.500% due 09/20/47	1,857	360
Series 2016-168 Class AI			Series 2017-136 Class GI
Interest Only STRIP			Interest Only STRIP
5.000% due 07/20/45	2,751	234	3.500% due 09/20/47	3,897	584
Series 2016-H04 Class KI			Series 2017-H02 Class BI
Interest Only STRIP			Interest Only STRIP
1.875% due 02/20/66 (~)(Ê)(Š)	1,296	113	2.301% due 01/20/67 (~)(Ê)	1,644	223

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 791

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2017-H03 Class DI			Series 2017-H19 Class MI
Interest Only STRIP			Interest Only STRIP
2.195% due 12/20/66 (~)(Ê)	7,977	1,072	2.007% due 04/20/67 (~)(Ê)	5,011	553
Series 2017-H04 Class BI			Ginnie Mae II
Interest Only STRIP			30 Year TBA(Ï)
2.403% due 02/20/67 (~)(Ê)	1,990	277	4.000%	3,000	3,151
Series 2017-H06 Class EI			4.500%	3,000	3,180
Interest Only STRIP			Ginnie Mae REMICS
1.565% due 02/20/67 (~)(Ê)	8,461	622	Class AI
Series 2017-H08 Class DI			Interest Only STRIP
Interest Only STRIP			3.500% due 01/20/39	2,144	186
2.377% due 02/20/67 (~)(Ê)	5,469	851	Class IA
Series 2017-H08 Class EI			Interest Only STRIP
Interest Only STRIP			4.000% due 01/16/43	1,418	216
2.236% due 02/20/67 (~)(Ê)	4,475	590	Series 2011-135 Class DI
Series 2017-H08 Class GI			Interest Only STRIP
Interest Only STRIP			5.000% due 04/16/40	2,775	631
2.313% due 02/20/67 (~)(Ê)	1,514	209	Series 2012-129 Class IO
Series 2017-H09 Class HI			Interest Only STRIP
Interest Only STRIP			4.500% due 11/16/42	592	138
1.823% due 03/20/67 (~)(Ê)	6,911	866	Series 2012-H06 Class AI
Series 2017-H09 Class IO			Interest Only STRIP
Interest Only STRIP			1.361% due 01/20/62 (~)(Ê)	9,994	521
1.774% due 04/20/67 (~)(Ê)	8,410	883	Series 2012-H10 Class AI
Series 2017-H14 Class DI			Interest Only STRIP
Interest Only STRIP			1.219% due 12/20/61 (~)(Ê)	9,703	431
1.552% due 06/20/67 (~)(Ê)	1,773	143	Series 2013-23 Class IK
Series 2017-H14 Class JI			Interest Only STRIP
Interest Only STRIP			3.000% due 09/20/37	2,421	254
2.140% due 06/20/67 (~)(Ê)	2,367	313	Series 2013-76 Class IO
Series 2017-H16 Class FI			Interest Only STRIP
Interest Only STRIP			3.500% due 05/20/43	670	101
2.290% due 08/20/67 (~)(Ê)(Š)	11,186	1,456	Series 2013-H15 Class CI
Series 2017-H16 Class HI			Interest Only STRIP
Interest Only STRIP			1.772% due 07/20/63 (~)(Ê)	5,117	310
1.632% due 08/20/67 (~)(Ê)	3,847	348	Series 2014-20 Class SQ
Series 2017-H16 Class IB			Interest Only STRIP
Interest Only STRIP			5.319% due 07/20/43 (Ê)	2,239	315
1.800% due 08/20/67 (~)(Ê)	5,895	619	Series 2014-44 Class IA
Series 2017-H16 Class IG			Interest Only STRIP
Interest Only STRIP			3.500% due 05/20/28	3,184	311
1.635% due 07/20/67 (~)(Ê)	5,893	579	Series 2014-139 Class NI
Series 2017-H16 Class IH			Interest Only STRIP
Interest Only STRIP			3.500% due 08/20/28	3,482	283
1.695% due 07/20/67 (~)(Ê)	13,866	1,386	Series 2014-H24 Class BI
Series 2017-H16 Class IO			Interest Only STRIP
Interest Only STRIP			1.631% due 11/20/64 (~)(Ê)(Š)	5,541	495
2.065% due 08/20/67 (~)(Ê)	4,064	524	Series 2015-20 Class PI
Series 2017-H16 Class JI			Interest Only STRIP
Interest Only STRIP			3.500% due 02/20/45	1,219	204
2.247% due 08/20/67 (~)(Ê)	3,813	535	Series 2015-40 Class KI
Series 2017-H18 Class CI			Interest Only STRIP
Interest Only STRIP			4.000% due 07/20/44	3,374	596
2.203% due 09/20/67 (~)(Ê)	1,621	222	Series 2015-79 Class MI
			Interest Only STRIP
			4.000% due 05/20/44	1,862	227

See accompanying notes which are an integral part of the financial statements.

792 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2015-111 Class IJ			Series 2016-H18 Class QI
Interest Only STRIP			Interest Only STRIP
3.500% due 08/20/45	1,597	219	1.975% due 06/20/66 (~)(Ê)	2,983		386
Series 2015-134 Class LI			Series 2016-H20 Class NI
Interest Only STRIP			Interest Only STRIP
3.500% due 05/20/39	1,231	149	2.317% due 09/20/66 (~)(Ê)	6,277		751
Series 2015-162 Class BI			Series 2016-H27 Class BI
Interest Only STRIP			Interest Only STRIP
4.000% due 11/20/40	2,322	348	2.344% due 12/20/66 (~)(Ê)	4,450		583
Series 2015-167 Class MI			Series 2017-17 Class EI
Interest Only STRIP			Interest Only STRIP
5.000% due 06/20/45	2,699	562	4.000% due 09/20/44	3,766		409
Series 2015-186 Class AI			Series 2017-38 Class DI
Interest Only STRIP			Interest Only STRIP
4.000% due 12/20/45	1,575	270	5.000% due 03/16/47	901		197
Series 2015-H09 Class BI			Series 2017-57 Class AI
Interest Only STRIP			Interest Only STRIP
1.684% due 03/20/65 (~)(Ê)(Š)	735	63	4.000% due 06/20/45	1,133		223
Series 2015-H10 Class CI			Series 2017-66 Class KI
Interest Only STRIP			Interest Only STRIP
1.797% due 04/20/65 (~)(Ê)	1,762	148	4.000% due 08/20/44	5,823		840
Series 2015-H13 Class AI			Series 2017-79 Class IB
Interest Only STRIP			Interest Only STRIP
2.194% due 06/20/65 (~)(Ê)(Š)	2,893	293	5.500% due 05/20/47	1,757		379
Series 2015-H15 Class JI			Series 2017-99 Class PI
Interest Only STRIP			Interest Only STRIP
1.936% due 06/20/65 (~)(Ê)	1,242	118	4.000% due 03/20/46	1,066		202
Series 2015-H18 Class IA			Series 2017-104 Class MI
Interest Only STRIP			Interest Only STRIP
1.816% due 06/20/65 (~)(Ê)	935	70	5.500% due 07/16/47	2,201		567
Series 2015-H24 Class BI			Series 2017-118 Class KI
Interest Only STRIP			Interest Only STRIP
1.604% due 08/20/65 (~)(Ê)(Š)	2,373	141	3.500% due 10/20/46	3,204		416
Series 2015-H25 Class AI			Series 2017-123 Class JI
Interest Only STRIP			Interest Only STRIP
1.614% due 09/20/65 (~)(Ê)(Š)	1,735	147	4.000% due 08/20/46	1,334		230
Series 2015-H26 Class GI			Series 2017-130 Class LS
Interest Only STRIP			Interest Only STRIP
1.780% due 10/20/65 (~)(Ê)	968	91	4.961% due 08/16/47 (Ê)	2,249		453
Series 2016-129 Class PI			Series 2017-136 Class IG
Interest Only STRIP			Interest Only STRIP
4.500% due 06/20/45	1,113	227	3.500% due 02/20/44	6,581		681
Series 2016-135 Class PI			Series 2017-136 Class IY
Interest Only STRIP			Interest Only STRIP
4.000% due 05/20/46	1,816	343	5.000% due 03/20/45	4,237		853
Series 2016-147 Class BI			Series 2017-141 Class ID
Interest Only STRIP			Interest Only STRIP
4.000% due 10/20/46	1,290	246	3.500% due 07/20/47	4,211		577
Series 2016-H01 Class AI			Series 2017-162 Class QI
Interest Only STRIP			Interest Only STRIP
1.701% due 01/20/66 (~)(Ê)	6,852	635	5.000% due 10/20/47	1,387		302
Series 2016-H16 Class DI			Series 2017-H03 Class EI
Interest Only STRIP			Interest Only STRIP
2.194% due 06/20/66 (~)(Ê)	3,401	423	2.373% due 01/20/67 (~)(Ê)	2,848		432

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 793

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
		or Shares	$			or Shares	$
Series 2017-H03 Class KI				AXA SA
Interest Only STRIP				3.941% due 11/29/49 (Ê)(ƒ)	EUR	1,220	1,611
2.776% due 01/20/67 (~)(Ê)		1,518	199	Brazil Notas do Tesouro Nacional
Series 2017-H06 Class BI				Series NTNF
Interest Only STRIP				10.000% due 01/01/23	BRL	380	122
2.256% due 02/20/67 (~)(Ê)		7,158	881	10.000% due 01/01/25	BRL	5,460	1,743
Series 2017-H06 Class DI				10.000% due 01/01/27	BRL	3,656	1,165
Interest Only STRIP				Bright Food Singapore Holdings Pte, Ltd.
1.755% due 02/20/67 (~)(Ê)		9,252	854	1.125% due 07/18/20	EUR	450	530
Series 2017-H06 Class MI				CaixaBank SA
Interest Only STRIP				6.750% due 12/31/99 (Ê)(ƒ)	EUR	600	771
2.170% due 02/20/67 (~)(Ê)		2,636	313	Colombian TES
Series 2017-H08 Class NI				Series B
Interest Only STRIP				5.000% due 11/21/18	COP	13,170,000	4,332
2.147% due 03/20/67 (~)(Ê)		7,480	881	10.000% due 07/24/24	COP	6,750,000	2,655
Series 2017-H09 Class DI				7.500% due 08/26/26	COP	380,000	132
Interest Only STRIP				Colombian Titulos de Tesoreria
1.695% due 03/20/67 (~)(Ê)		4,257	428	Series B
Series 2017-H16 Class EI				11.000% due 07/24/20	COP	556,200	207
Interest Only STRIP				Credit Suisse Group Funding, Ltd.
1.637% due 08/20/67 (~)(Ê)		7,103	718	2.750% due 08/08/25	GBP	1,370	1,866
Series 2017-H18 Class FI				Enbridge, Inc.
Interest Only STRIP				4.570% due 03/11/44	CAD	945	726
2.182% due 09/20/67 (~)(Ê)		3,754	562	Germany Government International Bond
Series 2017-H21 Class DI				0.010% due 08/15/26	EUR	220	252
Interest Only STRIP				Global Switch Holdings, Ltd.
1.629% due 10/20/67 (~)(Ê)		10,233	982	2.250% due 05/31/27	EUR	1,210	1,483
Government National Mortgage				Grand City Properties SA
Association				1.500% due 04/17/25	EUR	800	959
Series 2010-3 Class MS				HSBC Holdings PLC
Interest Only STRIP				5.750% due 12/20/27	GBP	735	1,206
6.018% due 11/20/38 (Ê)		1,412	77	Hungary Government Bond
Morgan Stanley Bank of America Merrill
Lynch Trust				Series 19/A
Series 2014-C18 Class D				6.500% due 06/24/19	HUF	353,160	1,460
3.389% due 10/15/47 (Þ)		300	219	Series 23/A
Morgan Stanley Capital I Trust				6.000% due 11/24/23	HUF	87,000	411
				Indonesia Government International
Series 2011-C3 Class G				Bond
5.188% due 07/15/49 (~)(Ê)(Þ)		586	510	Series REGS
Series 2012-C4 Class E				2.625% due 06/14/28	EUR	950	1,185
5.421% due 03/15/45 (~)(Ê)(Þ)		300	268	Indonesia Treasury Bond
UBS-Barclays Commercial Mortgage
Trust				Series FR53
Series 2013-C6 Class E				8.250% due 07/15/21	IDR	17,770,000	1,387
3.500% due 04/10/46 (Þ)		158	109	Series FR72
				8.250% due 05/15/36	IDR	9,640,000	768
			144,718
Non-US Bonds - 5.4%				Series FR73
ADO Properties SA				8.750% due 05/15/31	IDR	30,970,000	2,563
1.500% due 07/26/24	EUR	1,000	1,184	InterContinental Hotels Group PLC
Akelius Residential Property AB				3.750% due 08/14/25	GBP	310	447
1.750% due 02/07/25	EUR	1,250	1,488	Islandsbanki hf
America Movil SAB de CV				Series GMTN
5.000% due 10/27/26	GBP	480	765	1.750% due 09/07/20	EUR	1,740	2,101
Argentine Bonos del Tesoro				Landsbankinn HF
15.500% due 10/17/26	ARS	4,290	256	1.625% due 03/15/21	EUR	805	971
Assicurazioni Generali SpA				Madrilena Red de Gas Finance BV
5.500% due 10/27/47 (Ê)	EUR	845	1,185	4.500% due 12/04/23	EUR	840	1,193

See accompanying notes which are an integral part of the financial statements.

794 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$			or Shares	$
Malaysia Government International Bond				Series R186
Series 0114				10.500% due 12/21/26	ZAR	13,120	1,005
4.181% due 07/15/24	MYR	1,720	411	State Grid Overseas Investment, Ltd.
Series 0314				Series REGS
4.048% due 09/30/21	MYR	6,240	1,493	1.250% due 05/19/22	EUR	1,640	1,962
Merlin Properties SOCIMI SA				TDF Infrastructure SAS
2.375% due 05/23/22	EUR	600	747	2.875% due 10/19/22	EUR	1,300	1,663
Mexican Bonos				Teva Pharmaceuticals Industries, Ltd.
Series M				1.250% due 03/31/23	EUR	675	748
8.000% due 12/07/23	MXN	32,430	1,766	Thailand Government International Bond
7.750% due 11/23/34	MXN	35,900	1,928	2.000% due 12/17/22	THB	28,233	854
NTPC, Ltd.				3.850% due 12/12/25	THB	19,003	638
2.750% due 02/01/27	EUR	780	943	3.580% due 12/17/27	THB	7,920	261
Peruvian Government International Bond				4.875% due 06/22/29	THB	10,300	383
6.950% due 08/12/31	PEN	1,500	518	Thomson Reuters Corp.
Series REGS				3.309% due 11/12/21	CAD	1,465	1,172
6.900% due 08/12/37	PEN	1,826	617	Transurban Finance Co. Pty, Ltd.
Petroleos Mexicanos				2.000% due 08/28/25	EUR	875	1,093
8.250% due 06/02/22	GBP	345	571	Turkey Government International Bond
Philippine Government Bond				10.700% due 02/17/21	TRY	5,080	1,286
Series 1060				10.700% due 08/17/22	TRY	4,770	1,204
3.625% due 09/09/25	PHP	9,900	179	7.100% due 03/08/23	TRY	2,640	571
Republic of Argentina Government				8.000% due 03/12/25	TRY	2,794	610
International Bond				Western Power Distribution PLC
24.095% due 03/11/19 (Ê)	ARS	410	24	3.625% due 11/06/23	GBP	430	615
18.200% due 10/03/21	ARS	3,650	217
Republic of South Africa Government							70,912
International Bond				United States Government Treasuries - 0.1%
Series 2023				United States Treasury Notes
7.750% due 02/28/23	ZAR	26,136	1,798	4.375% due 02/15/38		1,020	1,291
Series 2032				3.000% due 02/15/47		375	384
8.250% due 03/31/32	ZAR	7,890	490				1,675
Series 2048				Total Long-Term Investments
8.750% due 02/28/48	ZAR	9,210	567	(cost $754,355)			760,499
Series R214				Common Stocks - 25.1%
6.500% due 02/28/41	ZAR	14,350	691	Consumer Discretionary - 2.1%
Romania Government International Bond				Amazon. com, Inc. (Æ)		778	860
Series 10Y				Aoyama Trading Co. , Ltd.		8,600	318
4.750% due 02/24/25	RON	1,415	373	Axel Springer SE Class A		6,649	449
Royal Bank of Scotland Group PLC				Cie Financiere Richemont SA		10,349	955
2.500% due 03/22/23	EUR	610	767	Costco Wholesale Corp.		2,604	419
RSA Insurance Group PLC				Cracker Barrel Old Country Store, Inc.		2,315	361
5.125% due 10/10/45 (Ê)	GBP	415	616	(Ñ)
Russian Federal Bond - OFZ				Daily Mail & General Trust PLC Class A		3,637	34
Series 6205				Diageo PLC		34,283	1,171
7.600% due 04/14/21	RUB	45,640	788	Euromoney Institutional Investor PLC		5,071	78
Series 6212				Fields Corp.		25,800	251
7.050% due 01/19/28	RUB	66,963	1,111	First Cash Financial Services, Inc.		1,019	65
Series 6215				Garmin, Ltd. (Ñ)		8,325	471
7.000% due 08/16/23	RUB	118,230	1,992	Genuine Parts Co.		5,320	469
Santander UK Group Holdings PLC				Grand Korea Leisure Co. , Ltd.		26,836	671
7.375% due 12/29/49 (Ê)(ƒ)	GBP	575	835	Grupo Televisa SAB - ADR		53,048	1,162
SGSP (Australia) Assets Pty, Ltd.				Hilton Worldwide Holdings, Inc.		3,565	258
5.125% due 02/11/21	GBP	190	281	Home Depot, Inc. (The)		3,592	595
South Africa Government International				Honda Motor Co. , Ltd.		47,500	1,487
Bond				Hyundai Motor Co.		19,886	2,859
				ITOCHU Corp.		21,100	370

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 795

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
JD. com, Inc. - ADR(Æ)	19,291	724	Kroger Co. (The)	24,910	516
Kyocera Corp.	800	53	KT&G Corp.	4,694	444
Las Vegas Sands Corp.	3,061	194	Lenta, Ltd. (Æ)	61,285	387
Leggett & Platt, Inc.	6,800	321	Loblaw Cos. , Ltd.	7,458	385
Liberty Global PLC Class A(Æ)	31,219	963	McBride PLC(Æ)	2,111,026	3
Liberty Global PLC LiLAC Class A(Æ)	41,715	906	McCormick & Co. , Inc.	4,027	401
(Ñ)			PepsiCo, Inc.	31,337	3,454
Lifestyle International Holdings, Ltd.	223,000	306	Procter & Gamble Co. (The)	51,417	4,440
Live Nation Entertainment, Inc. (Æ)	13,568	594	Scandinavian Tobacco Group A/S(Þ)	61,750	1,043
Madison Square Garden Co. (The) Class	4,460	993	SLC Agricola SA	79,366	534
A(Æ)
Majestic Wine PLC	21,846	108	Stock Spirits Group PLC(Þ)	346,632	1,160
Marks & Spencer Group PLC	35,961	164	Swedish Match AB	53,603	2,018
Nissan Motor Co. , Ltd.	54,400	529	Sysco Corp.	5,900	328
Omnicom Group, Inc.	2,828	190	Unilever NV(Ñ)	24,666	1,433
Pandora Media, Inc. (Æ)(Ñ)	73,786	539	Wm Morrison Supermarkets PLC	130,875	389
Pandox AB	26,662	486			26,772
Sankyo Co. , Ltd.	13,500	436
Secom Co. , Ltd.	5,261	399	Energy - 1.2%
Sekisui House, Ltd.	31,900	596	AltaGas, Ltd. - ADR	21,249	484
Shaw Communications, Inc. Class B	19,507	445	APA Group	14,696	96
Shingakukai Co. , Ltd. (Å)	49,084	284	BP PLC	96,694	655
Sinclair Broadcast Group, Inc. Class A	50,308	1,596	BP PLC - ADR	30,301	1,232
Singapore Press Holdings, Ltd.	179,700	356	Cenovus Energy, Inc.	24,663	239
Sky PLC(Æ)	4,515	57	Chevron Corp.	7,478	867
Skylark Co. , Ltd.	18,800	281	Cloud Peak Energy, Inc. (Æ)	125,504	533
Television Broadcasts, Ltd.	146,200	553	CONSOL Energy, Inc.	10,526	170
Thomson Reuters Corp.	10,230	479	Denison Mines Corp. (Æ)	371,698	153
Tiffany & Co.	337	32	ENI SpA - ADR	20,520	335
Toyota Motor Corp.	900	56	Exxon Mobil Corp.	26,649	2,221
Tribune Media Co. Class A	13,148	538	Fission Uranium Corp. (Æ)(Þ)	377,153	164
Vertu Motors PLC	271,885	163	Gazprom PAO	898,721	1,935
Vivendi SA - ADR	6,939	173	Innogy SE(Þ)	2,576	120
Wal-Mart Stores, Inc.	5,297	462	JX Holdings, Inc.	41,100	212
Yamada Denki Co. , Ltd.	29,600	157	Keppel Corp. , Ltd. - ADR	61,400	338
Zalando SE(Æ)(Þ)	12,115	606	Kinder Morgan, Inc.	23,785	431
		28,042	Lukoil PJSC	7,725	409
			Marathon Oil Corp.	46,075	655
Consumer Staples - 2.0%			Occidental Petroleum Corp.	2,784	180
Altria Group, Inc.	460	30	OMV AG	7,076	425
Astarta Holding NV(Æ)(Þ)	6,074	82	ONEOK, Inc.	5,497	298
BrasilAgro - Co. Brasileira de			PrairieSky Royalty, Ltd.	9,867	263
	45,093	175
Propriedades Agricolas			Royal Dutch Shell PLC Class A	27,278	857
Britvic PLC	27,438	276	Royal Dutch Shell PLC Class B	20,272	652
China Yurun Food Group, Ltd. (Æ)	371,000	45	Statoil ASA Class N	21,306	432
Church & Dwight Co. , Inc.	8,074	365	Targa Resources Corp.	2,981	124
CK Hutchison Holdings, Ltd.	88,219	1,121	Total SA	11,053	617
CLIO Cosmetics Co. , Ltd. (Ñ)(Þ)	12,549	383	Williams Cos. , Inc. (The)	6,552	187
Coca-Cola Co. (The)	84,839	3,901			15,284
Dr Pepper Snapple Group, Inc.	2,779	238
General Mills, Inc.	2,877	149	Financial Services - 6.6%
George Weston, Ltd.	4,539	381	3i Group PLC	30,016	383
Golden Agri-Resources, Ltd.	4,612,200	1,334	Activia Properties, Inc. (ö)	75	294
JM Smucker Co. (The)	3,297	350	ADO Properties SA(Þ)	5,422	267
Kernel Holding SA(Þ)	12,387	166	Aedas Homes SAU(Æ)(Þ)	4,292	150
Kimberly-Clark Corp.	3,767	424	Aedifica(ö)	1,144	109
Kraft Heinz Co. (The)	5,396	417	Aflac, Inc.	4,737	397

See accompanying notes which are an integral part of the financial statements.

796 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
AGNC Investment Corp. (Æ)	23,732	478	CyrusOne, Inc. (ö)	3,222	198
Allied Properties Real Estate Investment	19,848	636	Daiwa House REIT Investment Corp. (ö)	68	159
Trust(ö)			Daiwa Securities Group, Inc.	26,000	163
Ally Financial, Inc.	65,209	1,705	DDR Corp. (Æ)(ƒ)	14,850	378
Alstria Office REIT-AG(ö)	21,880	310	Derwent London PLC (ö)	3,409	121
American Campus Communities, Inc. (ö)	6,546	272	Deutsche Wohnen SE	18,485	789
American Financial Group, Inc.	2,416	255	Dexus Property Group(Æ)(ö)	118,282	885
American Homes 4 Rent Class A(ö)	10,742	229	Digital Realty Trust, Inc. (ö)	6,955	824
American Tower Corp. (ö)	2,867	411	DNB ASA	14,962	289
Aon PLC	3,741	537	Douglas Emmett, Inc. (ö)	11,454	456
Aozora Bank, Ltd.	13,000	510	Dundee Corp. Class A(Å)(Æ)(Ñ)	107,804	264
Apartment Investment & Management	10,426	459	Elementis PLC	50,190	189
Co. Class A(ö)
Arrow Financial Corp.	3,129	110	EMC Insurance Group, Inc.	13,456	396
			Empire State Realty Trust, Inc. Class
Arthur J Gallagher & Co.	7,719	489		17,575	352
			A(ö)
Assura PLC(ö)	280,615	225	Entra ASA(Þ)	13,725	189
AvalonBay Communities, Inc. (ö)	5,542	1,005	Equinix, Inc. (Æ)(ö)	668	310
Aviva PLC	63,453	426	Equity LifeStyle Properties, Inc. Class
Axis Capital Holdings, Ltd.	5,360	292	A(ö)	5,571	493
Banco Bilbao Vizcaya Argentaria SA	5,514	48	Erie Indemnity Co. Class A	3,592	434
- ADR			Essex Property Trust, Inc. (ö)	1,785	468
Banco Latinoamericano de Comercio	18,420	516	Etalon Group, Ltd. - GDR(Æ)	90,513	367
Exterior SA Class E
Banco Santander SA - ADR	7,869	53	Everest Re Group, Ltd.	1,251	297
Bank Leumi Le-Israel BM	27,297	151	Extra Space Storage, Inc. (ö)	9,080	741
Bank of Montreal	1,393	107	Fastighets AB Balder Class B(Æ)	8,345	217
			Fidelity National Information Services,
Barclays PLC	137,450	339		5,704	529
			Inc.
Big Yellow Group PLC(ö)	12,870	133	First Business Financial Services, Inc.	5,149	114
BlackRock, Inc. Class A	97	46	First Financial Northwest, Inc.	12,282	204
Boardwalk Real Estate Investment Trust	2,877	89	Fiserv, Inc. (Æ)	3,611	467
(ö)
BOC Aviation, Ltd. (Þ)	64,300	346	Fonciere Des Regions (ö)	1,779	181
Bolsas y Mercados Espanoles SHMSF			Foxtons Group PLC(Þ)	300,371	316
	2,698	93
SA			Gecina SA (ö)	2,383	387
BR Malls Participacoes SA	42,576	165	GEO Group, Inc. (The)(ö)	4,211	109
British Land Co. PLC (The) (ö)	14,617	117	GGP, Inc. (Æ)(ö)	29,650	577
Buwog AG(Æ)	13,764	397	Goodman Group (ö)	88,838	569
C&F Financial Corp.	1,226	71	Great Eastern Holdings, Ltd.	5,700	110
Canadian Imperial Bank of Commerce	5,221	460	Great-West Lifeco, Inc.	11,643	324
Capitol Federal Financial, Inc.	36,933	509	Guoco Group, Ltd.	36,000	569
Charter Hall Group - ADR(ö)	71,282	317	Hang Lung Properties, Ltd. - ADR	188,000	433
Chartwell Retirement Residences	36,509	434	Hang Seng Bank, Ltd.	21,400	507
Chemung Financial Corp.	2,801	132	HCP, Inc. (ö)	20,047	518
Chubb, Ltd.	2,806	423	Hopewell Holdings, Ltd.	128,000	491
CI Financial Corp.	14,220	316	Host Hotels & Resorts, Inc. (ö)	23,382	457
Cincinnati Financial Corp.	6,342	445	HSBC Holdings PLC	56,254	549
CIT Group, Inc.	15,609	728	Hufvudstaden AB Class A	11,596	191
Citigroup, Inc.	22,788	1,675	Hulic Co. , Ltd.	20,400	209
Citizens & Northern Corp.	8,219	201	IGM Financial, Inc.	5,049	178
CK Asset Holdings, Ltd.	163,500	1,345	Immofinanz AG(Æ)	291,657	737
CMC Markets PLC(Þ)	26,255	56	Intact Financial Corp.	6,356	520
CME Group, Inc. Class A	4,150	569	Interactive Brokers Group, Inc. Class	36,319	1,963
CNA Financial Corp.	9,206	498	A(Ñ)
Colony NorthStar, Inc. (Æ)(ƒ)	40,430	1,049	Intesa Sanpaolo SpA	27,151	91
Corporate Office Properties Trust(ö)	12,994	415	Invincible Investment Corp. (ö)	377	153
Cousins Properties, Inc. (ö)	43,262	390	ITE Group PLC	54,147	128
Credit Agricole SA	8,861	155	Jack Henry & Associates, Inc.	3,701	408
Crown Castle International Corp. (ö)	1,674	179	James River Group Holdings, Ltd.	10,753	455

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 797

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Japan Retail Fund Investment Corp. (ö)	165	293	Summit Financial Group, Inc.	4,968	135
Kenedix Office Investment Corp. Class	50	268	Summit Hotel Properties, Inc. (Æ)(ƒ)	10,000	257
A(ö)			Sun Communities, Inc. (ö)	7,820	706
Kilroy Realty Corp. (ö)	8,653	616	Sun Hung Kai Properties, Ltd.	62,000	1,014
Kinnevik AB(Æ)	18,055	591	Sunstone Hotel Investors, Inc. (ö)	22,203	362
Life Storage, Inc. (Æ)(ö)	3,776	305	Sutherland Asset Management Corp. (Æ)	13,000	330
Link Real Estate Investment Trust (ö)	58,000	489	Swedbank AB Class A	16,516	410
Lloyds Banking Group PLC	2,042,773	1,853	Synchrony Financial	21,584	704
LondonMetric Property PLC(ö)	42,382	99	Territorial Bancorp, Inc.	6,806	215
LSL Property Services PLC(Å)	177,551	554	TFS Financial Corp.	13,541	209
Man Group PLC	90,574	233	Tokio Marine Holdings, Inc.	4,500	194
Marsh & McLennan Cos. , Inc.	5,053	409	Tokyo Tatemono Co. , Ltd.	39,873	559
MasterCard, Inc. Class A	8,662	1,289	Toronto Dominion Bank	7,068	402
MBIA, Inc. (Æ)(Ñ)	141,722	1,027	Travelers Cos. , Inc. (The)	2,911	386
McBride PLC(Æ)	72,794	208	Tritax Big Box REIT PLC(ö)	64,910	127
Merlin Properties SOCIMI SA(ö)	50,050	661	Tryg A/S	14,180	338
MidWestOne Financial Group, Inc.	2,422	85	Two Harbors Investment Corp. (ö)	118,500	1,161
Mirvac Group (ö)	131,972	244	UBS Group AG(Æ)	2,998	51
Mitsui Fudosan Co. , Ltd.	44,890	1,047	UDR, Inc. (ö)	19,687	764
Mizuho Financial Group, Inc.	313,100	570	Unibail-Rodamco SE (ö)	798	200
Monmouth Real Estate Investment Corp.	20,484	516	UNITE Group PLC (The)(ö)	25,260	236
(Æ)(ƒ)(ö)
Moscow Exchange MICEX-RTS PJSC	170,697	344	Uranium Participation Corp. (Å)(Æ)	347,757	946
MS&AD Insurance Group Holdings, Inc.	12,100	408	Urban & Civic PLC(Þ)	57,031	206
New York Community Bancorp, Inc.	4,776	60	Validus Holdings, Ltd.	1,406	73
Nippon Building Fund, Inc. (ö)	47	226	Vornado Realty Trust(ö)	3,437	257
Nordea Bank AB	35,007	423	Weingarten Realty Investors(ö)	20,405	621
Northgate PLC	7,870	47	Wells Fargo & Co.	72,547	4,074
Northwest Bancshares, Inc.	12,736	215	Welltower, Inc. (ö)	11,652	780
Numis Corp. PLC	40,010	163	Workspace Group PLC(ö)	8,345	98
Old Republic International Corp.	8,620	175	XL Group, Ltd.	3,249	131
Oritani Financial Corp.	32,193	546			86,762
Oversea-Chinese Banking Corp. , Ltd.	35,600	311
PAX Global Technology, Ltd. (Ñ)	900,000	458	Health Care - 3.0%
PayPal Holdings, Inc. (Æ)	17,591	1,276	Abbott Laboratories	27,033	1,466
ProAssurance Corp.	7,256	407	AbbVie, Inc.	8,950	808
Progressive Corp. (The)	8,568	417	Abiomed, Inc. (Æ)	594	115
Prologis, Inc. (ö)	9,860	637	Aetna, Inc.	202	34
Provident Financial Holdings, Inc.	3,394	66	Agilent Technologies, Inc.	3,605	245
Realty Income Corp. (ö)	11,759	631	Allergan PLC(Æ)	1,372	243
Royal Bank of Canada - GDR	8,386	656	Amgen, Inc.	1,248	219
Royal Bank of Scotland Group PLC(Æ)	406,401	1,526	Baxter International, Inc.	7,891	509
Safety Insurance Group, Inc.	4,537	373	Bayer AG	10,468	1,367
Saga PLC	52,862	134	BioMarin Pharmaceutical, Inc. (Æ)	5,200	427
Sberbank of Russia PJSC Class T	348,617	1,155	BML, Inc.	23,700	525
Segro PLC (ö)	58,647	423	Bristol-Myers Squibb Co.	26,145	1,612
Simon Property Group, Inc. (ö)	4,827	750	Cardinal Health, Inc.	526	33
Skandinaviska Enskilda Banken AB	37,065	456	Charles River Laboratories International,	1,121	130
Class A			Inc. (Æ)
SL Green Realty Corp. (ö)	3,669	351	Cigna Corp.	1,183	233
Solidere - GDR(Æ)(Š)	4,542	37	Coloplast A/S Class B	6,726	591
Sompo Japan Nipponkoa Holdings, Inc.	28,994	1,159	Cooper Cos. , Inc. (The)	426	102
Sprott, Inc. (Å)	443,655	732	Dentsply Sirona, Inc.	3,759	230
St. Modwen Properties PLC	25,200	127	Edwards Lifesciences Corp. (Æ)	351	36
Sumitomo Mitsui Financial Group, Inc.	4,900	197	Eli Lilly & Co.	6,312	517
Sumitomo Realty & Development Co. ,			Fresenius Medical Care AG & Co.	4,083	395
	7,000	234
Ltd.			Fresenius SE & Co. KGaA	5,448	455

See accompanying notes which are an integral part of the financial statements.

798 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Genmab A/S(Æ)	3,858	780	Kinross Gold Corp. (Æ)	223,786	884
Gilead Sciences, Inc.	1,703	128	Lundin Gold, Inc. (Å)(Æ)(Ñ)	172,882	662
GlaxoSmithKline PLC - ADR	72,085	1,295	MHP SE - GDR(Å)	95,466	1,070
Henry Schein, Inc. (Æ)	4,750	373	Mosaic Co. (The)	18,224	407
Hill-Rom Holdings, Inc.	5,401	436	New Gold, Inc. (Æ)	126,986	418
Hologic, Inc. (Æ)	953	36	Newcrest Mining, Ltd.	103,527	1,766
Humana, Inc.	181	46	NexGen Energy, Ltd. (Æ)	208,467	391
Johnson & Johnson	38,354	5,348	Northern Dynasty Minerals, Ltd. (Æ)(Ñ)	156,531	312
Laboratory Corp. of America	3,128	481	Novagold Resources, Inc. (Æ)(Ñ)	92,975	378
Holdings(Æ)			OHL Mexico SAB de CV	73,072	129
Medtronic PLC	7,391	595	Rio Tinto PLC	6,884	324
Merck & Co. , Inc.	2,786	153	Royal Gold, Inc.	6,732	566
Merck KGaA	2,435	261	Safestore Holdings PLC(ö)	28,071	166
Millennium Health LLC(Æ)	2,491	1	Sandstorm Gold, Ltd. (Æ)(Ñ)	32,840	142
Nakanishi, Inc.	5,420	246	Seabridge Gold, Inc. (Æ)(Ñ)	54,552	738
Novartis AG	27,502	2,268	SIG PLC - ADR	47,393	109
Owens & Minor, Inc.	10,178	250	Sonoco Products Co.	1,303	67
Patheon NV(Æ)(Š)	3,403	119	Tahoe Resources, Inc.	94,584	454
Patterson Cos. , Inc. (Ñ)	2,920	108	Tikkurila Oyj	22,692	449
PerkinElmer, Inc.	6,586	476	Travis Perkins PLC	27,058	546
Pfizer, Inc.	144,844	5,079	Turquoise Hill Resources, Ltd. (Æ)	285,146	875
Protek PJSC(Å)	123,101	234	Wheaton Precious Metals Corp.	44,790	929
Quest Diagnostics, Inc.	5,055	474
Regeneron Pharmaceuticals, Inc. (Æ)	1,133	456			18,842
ResMed, Inc.	2,897	244
Roche Holding AG	6,013	1,390	Producer Durables - 2.8%
			3M Co.	3,059	704
Sanofi - ADR	31,970	3,029	ABB, Ltd.	19,662	515
Steris PLC	5,400	504	Abertis Infraestructuras SA	17,549	380
Stryker Corp.	6,897	1,068
Taisho Pharmaceutical Holdings Co. ,			Accenture PLC Class A	4,457	634
Ltd.	5,400	411	Aena SA(Þ)	1,559	286
Teleflex, Inc.	1,976	468	Aeroports de Paris	1,769	298
Thermo Fisher Scientific, Inc.	3,053	592	Ascential PLC	22,892	102
TT electronics PLC	68,659	203	Atlantia SpA	16,601	541
UnitedHealth Group, Inc.	3,969	834	Auckland International Airport, Ltd.	56,968	244
Varian Medical Systems, Inc. (Æ)	4,209	439	Aurizon Holdings, Ltd.	11,920	47
WellCare Health Plans, Inc. (Æ)	263	52	BBA Aviation PLC	97,352	412
Zimmer Biomet Holdings, Inc.	955	116	Boeing Co. (The)	2,651	684
		39,285	Boskalis Westminster	9,610	344
			Bureau Veritas SA	29,940	802
Materials and Processing - 1.4%			Central Japan Railway Co.	500	91
Anglo American PLC	18,876	356	CH Robinson Worldwide, Inc. (Ñ)	5,624	442
Barrick Gold Corp.	43,785	633	Convergys Corp.	12,815	330
Bear Creek Mining Corp. (Å)(Æ)(Ñ)	86,010	130	Covanta Holding Corp. (Ñ)	11,905	192
Cameco Corp. Class A	237,123	1,929	Daiseki Co. , Ltd.	16,700	414
Centerra Gold, Inc. (Æ)	134,540	914	Danaher Corp.	5,973	551
Dongyue Group	122,000	89	Danone SA	13,736	1,123
DS Smith PLC Class F	20,089	139	De La Rue PLC	17,803	166
Dundee Precious Metals, Inc. (Æ)	175,780	352	Diana Shipping, Inc. (Æ)(Ñ)	95,667	386
Elematec Corp.	6,000	138	Ebara Corp.	26,100	941
Essentra PLC	15,829	112	Eiffage SA	2,376	248
Gabriel Resources, Ltd. (Å)(Æ)	1,759,270	436	Emerson Electric Co.	8,487	547
Gold Fields, Ltd. - ADR	70,808	283	Ferrovial SA	12,003	261
Goldcorp, Inc.	26,630	348	Flughafen Zurich AG	2,326	506
Impala Platinum Holdings, Ltd. (Æ)	307,009	849	GEA Group AG	26,532	1,279
Ivanhoe Mines, Ltd. Class A(Æ)	97,282	352	Genpact, Ltd.	2,322	71
			Golden Ocean Group, Ltd. (Æ)	17,052	138

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 799

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Grupo Aeroportuario del Pacifico SAB de	1,942	184	Atos SE	872	136
CV - ADR			Avnet, Inc.	11,637	463
Guangshen Railway Co. , Ltd. Class H	814,000	475	AVX Corp.	21,034	396
Honeywell International, Inc.	4,635	668	Baidu, Inc. - ADR(Æ)	5,395	1,316
IHS Markit, Ltd. (Æ)	25,446	1,084	BCE, Inc.	10,951	506
Japan Steel Works, Ltd. (The)	46,800	1,196	CA, Inc.	13,667	443
Jiangsu Expressway Co. , Ltd. Class H	72,000	111	Cisco Systems, Inc.	21,233	725
Kaman Corp. Class A	1,138	64	Cosel Co. , Ltd.	61,139	844
Kamigumi Co. , Ltd.	18,500	443	Criteo SA - ADR(Æ)(Ñ)	52,183	2,180
KBR, Inc.	11,573	227	Diebold Nixdorf, Inc. (Ñ)	2,761	53
Kitagawa Industries Co. , Ltd. (Å)	27,431	327	Ei Towers SpA	1,534	90
Kurita Water Industries, Ltd.	12,100	384	Electrocomponents PLC	43,484	401
Lockheed Martin Corp.	1,981	610	Hanergy Thin Film Power Group, Ltd.
Lookers PLC	276,721	386	(Æ)(Š)	205,123	103
Luks Group Vietnam Holdings Co. , Ltd.	390,000	130	Hua Hong Semiconductor, Ltd. (Þ)	141,000	246
(Å)			Icom, Inc. (Þ)	16,143	375
Macquarie Infrastructure Corp.	3,486	242	Iliad SA	4,114	1,027
MAN SE	4,158	460	Infosys, Ltd. - ADR	57,242	850
McGraw Hill Financial, Inc.	5,658	885	Infrastrutture Wireless Italiane SpA(Þ)	23,285	159
Meggitt PLC	122,658	843	Intel Corp.	59,728	2,717
Mitsubishi Corp.	65,200	1,529	International Business Machines Corp.	4,638	715
Mitsui & Co. , Ltd.	124,000	1,855	Mail. Ru Group, Ltd. - GDR(Æ)	9,646	313
MTR Corp. , Ltd. (Å)	56,500	327	Manhattan Associates, Inc. (Æ)	35,559	1,488
National Express Group PLC	44,419	217	Microchip Technology, Inc. (Ñ)	5,261	499
Nestle SA	17,528	1,476	Microsoft Corp.	34,174	2,843
Organo Corp.	17,400	459	NEC Corp.	19,000	521
Orkla ASA	49,167	481	NTT DOCOMO, Inc.	25,000	604
QinetiQ Group PLC	107,420	348	NVC Lighting Holdings, Ltd.	1,824,427	200
Raytheon Co.	3,418	616	Oracle Corp.	126,029	6,414
Republic Services, Inc. Class A	6,869	447	QUALCOMM, Inc.	6,497	331
Restaurant Group (The) PLC	55,420	223	Rogers Communications, Inc. Class B	10,558	548
Rockwell Automation, Inc.	1,476	296	SAMCO, Inc.	5,800	59
Rumo SA(Æ)	15,974	62	Sanshin Electronics Co. , Ltd.	3,400	52
Secom Joshinetsu Co. , Ltd. (Å)	12,002	404	SDL PLC	26,923	192
SIA Engineering Co. , Ltd.	146,800	351	SES SA	9,980	162
Singapore Airlines, Ltd. (Æ)	34,800	262	Silverlake Axis, Ltd.	686,100	300
Skanska AB Class B	18,390	403	Singapore Telecommunications, Ltd.	774,866	2,135
Transurban Group - ADR(Æ)	24,964	233	Sparton Corp. (Æ)	6,910	161
Tsakos Energy Navigation, Ltd. (Ñ)	98,229	441	StarHub, Ltd.	264,000	510
UniFirst Corp.	5,877	926	Synopsys, Inc. (Æ)	5,545	480
Union Pacific Corp.	2,318	268	Texas Instruments, Inc.	6,502	629
United Technologies Corp.	4,934	591	Transcosmos, Inc.	20,300	472
Vinci SA	1,720	168	Vodafone Group PLC	471,925	1,350
Waste Management, Inc.	6,558	539	VTech Holdings, Ltd.	22,600	321
Waters Corp. (Æ)	2,362	463	Xilinx, Inc.	2,017	149
West Japan Railway Co.	5,400	381	Yandex NV Class A(Æ)	8,633	292
Wirecard AG	3,341	329
Xaar PLC	11,043	72			42,804

		36,565	Utilities - 2.8%
			ALLETE, Inc.	4,831	379
Technology - 3.2%			Alliant Energy Corp.	8,332	361
Alibaba Group Holding, Ltd. - ADR(Æ)	6,933	1,282	America Movil SAB de CV	2,134,926	1,842
Alphabet, Inc. Class A(Æ)	5,058	5,225	American Water Works Co. , Inc.	3,315	291
Amdocs, Ltd.	7,706	502	Antero Midstream GP LP(Ñ)	7,709	144
Amphenol Corp. Class A	5,241	456	Aqua America, Inc.	6,147	218
Apple, Inc.	3,367	569	AT&T, Inc.	16,909	569

See accompanying notes which are an integral part of the financial statements.

800 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Atmos Energy Corp.	640	56	Pattern Energy Group, Inc. Class A	25,762	594
Avangrid, Inc.	1,442	75	PCCW, Ltd.	937,000	516
Avista Corp.	7,109	371	Pembina Pipeline Corp.	25,807	853
Beijing Enterprises Holdings, Ltd.	10,000	59	PG&E Corp.	3,044	176
Canadian Natural Resources, Ltd.	11,275	393	Pinnacle West Capital Corp.	5,459	479
CenterPoint Energy, Inc.	7,979	236	Power Assets Holdings, Ltd.	27,500	238
Centrais Eletricas Brasileiras SA(Æ)	190,324	1,283	PPL Corp.	52,378	1,967
Chemring Group PLC	59,813	137	Proximus	6,533	217
Cheniere Energy, Inc. (Æ)	5,712	267	Public Service Enterprise Group, Inc.	5,634	277
Chugoku Electric Power Co. , Inc. (The)	31,700	353	Red Electrica Corp. SA	11,355	252
Cia de Saneamento Basico do Estado de	9,906	90	RusHydro PJSC	87,779,796	1,226
Sao Paulo(Æ)			Sempra Energy	2,733	321
CLP Holdings, Ltd.	73,500	747	Severfield-Rowen PLC	88,442	77
CMS Energy Corp.	6,870	332	Snam Rete Gas SpA	8,654	44
Consolidated Edison, Inc.	1,016	87	Spark Infrastructure Group	119,360	233
Delek Energy Systems, Ltd.	271	106	Spire, Inc.	1,855	146
Dominion Energy, Inc.	7,792	632	Swisscom AG	919	464
DTE Energy Co.	668	74	Tele2 AB Class B	3,989	51
Duke Energy Corp.	5,697	503	Telefonica SA - ADR	20,420	214
E. ON SE	21,396	252	Telekom Austria AG - ADR(Æ)	21,089	198
Edison International	4,423	353	Telenor ASA	28,006	595
El Paso Electric Co.	1,018	59	Telia Co. AB(Ñ)	94,720	438
Electricite de France SA(Ñ)	142,336	1,864	TELUS Corp.	13,186	478
Enagas SA	17,975	518	TransCanada Corp.	2,883	137
Enbridge Income Fund Holdings, Inc.	20,084	468	United Utilities Group PLC	7,512	83
Enbridge, Inc.	5,545	213	WEC Energy Group, Inc. (Æ)	13,346	900
Endesa SA - ADR	9,083	208	Xcel Energy, Inc.	5,968	296
Energias de Portugal SA	52,367	187
Engie SA	71,184	1,204			37,569
Entergy Corp.	2,773	239
Eversource Energy(Æ)	1,839	115	Total Common Stocks
Exelon Corp.	45,274	1,820	(cost $306,483)		331,925
Federal Grid PJSC	378,970,828	1,024	Preferred Stocks - 2.4%
Fortum OYJ	1,459	31	Consumer Discretionary - 0.2%
Freenet AG	12,588	421	CHS, Inc.
Great Plains Energy, Inc.	19,387	637	7.500% due 01/21/2025(¢)	63,845	1,820
Guangdong Investment, Ltd.	37,243	54	GMAC Capital Trust I
Hawaiian Electric Industries, Inc.	12,006	438	7.100% due 02/15/2040	51,626	1,356
Hess Midstream Partners, LP	2,476	49			3,176
HK Electric Investments & HK Electric	181,500	167	Consumer Staples - 0.1%
Investments, Ltd. (Þ)			Dairy Farmers of America, Inc.
Idacorp, Inc.	1,051	97	7.875% due 12/01/2018(¢)	2,500	285
Inpex Corp.	20,400	217	7.875% due 12/01/2018(¢)(Å)	6,100	648
Inter Pipeline, Ltd.	24,381	496
KDDI Corp.	15,300	409			933
Keyera Corp.	12,279	361	Energy - 0.0%
Kinder Morgan(Þ)	3,729	48	Southern Co. (The)
KT Corp. - ADR(Ñ)	42,565	613	6.250% due 10/15/2075	13,900	375
KT Corp.	13,306	349
MEG Energy Corp. Class A(Æ)	302,958	1,346	Financial Services - 1.9%
National Grid PLC	13,180	159	American Homes 4 Rent
NextEra Energy, Inc.	6,165	956	10.000% due 03/31/2021(¢)	43,024	1,165
NiSource, Inc.	9,072	239	Arch Capital Group, Ltd.
Northland Power, Inc.	8,599	164	5.250% due 09/29/2021(¢)	16,974	423
Northwest Natural Gas Co.	1,053	70	Ares Management, LP
NorthWestern Corp.	1,755	104	7.000% due 06/30/2021(¢)	21,931	588
OGE Energy Corp.	14,794	545

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 801

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($)	Value		Amount ($)			Value
	or Shares	$			or Shares		$
AXIS Capital Holdings, Ltd.			Spirit Realty Capital, Inc.
5.500% due 11/07/2021(¢)	1,962	50	6.000% due 10/03/2022(¢)		14,163		349
Bank of America Corp.			STAG Industrial, Inc.
7.250%	37,303	1,501	6.875% due 03/17/2021(¢)		7,037		188
BB&T Corp.			Stifel Financial Corp.
5.625% due 02/01/2018(¢)	34,925	892	6.250% due 07/15/2021(¢)		7,558		202
Capital One Financial Co.			Summit Hotel Properties, Inc.
6.000% due 12/01/2021(¢)	14,650	390	6.450% (¢)		7,014		180
Capital One Financial Corp.			Sunstone Hotel Investors, Inc.
6.200% due 12/01/2020(¢)	7,000	189	6.950% (¢)		30,891		806
Carlyle Group, LP (The)			Taubman Centers, Inc.
5.875% due 09/15/2022(¢)	20,575	520	6.250% (¢)		11,313		285
Centaur Funding Corp.			TCF Financial Corp.
9.080% due 04/21/2020	300	346	5.700% due 12/01/2022(¢)		23,875		614
Charles Schwab Corp. (The)			UMH Properties, Inc.
5.950% due 06/01/2021(¢)	19,051	522	6.750% due 07/26/2022(¢)		10,600		296
Citigroup, Inc.			Validus Holdings, Ltd.
6.300% due 02/12/2021(¢)	14,111	382	5.800% due 06/21/2022(¢)		8,045		203
CoBank ACB			Valley National Bancorp
6.250% due 10/01/2022(¢)	2,200	236	5.500% due 09/30/2022(¢)		11,950		315
Colony NorthStar, Inc.			Vereit, Inc.
8.500% (¢)	11,900	309	6.700% (¢)		24,912		637
DDR Corp.			Wells Fargo & Co.
6.250% (¢)	4,783	120	7.500%		73,420		2,553
Digital Realty Trust, Inc.			WR Berkley Corp.
6.625% due 05/15/2021(¢)	13,018	362	5.625% due 04/30/2053		30,035		777
Farm Credit Bank of Texas							24,694
10.000% due 12/15/2020(¢)	20,696	2,387	Utilities - 0.2%
Federal Realty Investment Trust			AT&T, Inc.
5.000% due 09/29/2022(¢)	2,531	62	5.350% due 11/01/2066		20,500		507
Global Net Lease, Inc.			DTE Energy Co.
7.250% due 09/12/2022(¢)	21,000	526	5.250% due 12/01/2062		10,250		259
Great Ajax Corp.			Integrys Holding, Inc.
7.250% due 04/30/2024	8,400	214	6.000% due 08/01/2073		34,500		974
Hanover Insurance Group, Inc. (The)			NuStar Energy LP
6.350% due 03/30/2053	12,789	326	7.625% due 06/15/2022(¢)		20,336		518
JPMorgan Chase & Co.			SCE Trust III
6.100% due 09/01/2020(¢)	8,100	218	5.750% due 03/15/2024(¢)		7,000		188
KKR & Co. , LP							2,446
6.500% due 09/15/2021(¢)	21,200	580	Total Preferred Stocks
Legg Mason, Inc.			(cost $31,191)				31,624
6.375% due 03/15/2056	30,520	783
Morgan Stanley			Options Purchased - 0.5%
6.375% due 10/15/2024(¢)	62,494	1,725	(Number of Contracts)
National Storage Affiliates Trust			Fannie Mae Bonds
6.000% (¢)	30,000	757	JPMorgan Chase Nov 2017 100.09	USD	20,000	(ÿ)	38
			Call (1)
PartnerRe, Ltd.			JPMorgan Chase Nov 2017 100.24
6.500% due 04/29/2021(¢)	16,175	435	Call (1)	USD	71,000	(ÿ)	92
PS Business Parks, Inc.			JPMorgan Chase Nov 2017 103.07	USD	20,000	(ÿ)	10
5.700% (¢)	30,465	771	Call (1)
			S&P 500 Index
Rexford Industrial Realty, Inc.			Goldman Sachs Jan 2018 2,500.00
5.875% (¢)	20,150	510	Call (54,139)	USD	135,348	(ÿ)	5,587

See accompanying notes which are an integral part of the financial statements.

802 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
		Principal		Fair			Principal		Fair
	Amount ($)			Value		Amount ($)			Value
		or Shares		$			or Shares		$

Bank of America Jan 2018	USD	43,431	(ÿ)	1,430	Foresight Energy, LP(Å)
2,525.35 Call (17,198)					2017 Warrant		2,510		104
Swaptions
(Counterparty, Fund Receives/Fund									115
Pays, Notional, Termination Date)					Total Warrants & Rights
(Bank Of America, USD 2.172%/USD 3
Month LIBOR, USD 7,381, 11/21/27)					(cost $11)				115
Bank of America Nov 2017 0.00					Short-Term Investments - 15.8%
		7,381	(ÿ)	3
Call (1)					Argentine Bonos del Tesoro
(Bank Of America, USD 2.234%/USD 3					22.750% due 03/05/18	ARS	810		47
Month LIBOR, USD 7,381, 11/21/27)					Avaya, Inc. 1st Lien Term Loan B4
Bank of America Nov 2017 0.00		7,381	(ÿ)	8	8.739% due 01/23/18 (Ê)		227		228
Call (1)
(Citigroup, USD 2.245%/USD 3 Month					8.742% due 01/23/18 (Ê)		322		322
LIBOR, USD 8,588, 11/08/27)					Brookdale Senior Living, Inc.
Citigroup Nov 2017 0.00 Call (1)		8,588	(ÿ)	2	2.750% due 06/15/18		855		851
(Citigroup, USD 2.276%/USD 3 Month

LIBOR, USD 11,810, 11/29/27)					Chart 2.000% Industries, due 08/01/18 Inc.		1,385		1,382
Goldman Sachs Nov 2017 0.00		11,810	(ÿ)	26
Call (1)					Clean Energy Fuels Corp.
(Citigroup, USD 2.301%/USD 3 Month					5.250% due 10/01/18 (Þ)		425		416
LIBOR, USD 5,905, 11/07/27)					Energy Future Intermediate Holding Co.
Goldman Sachs Chase Nov 2017		5,905	(ÿ)	3	LLC Term Loan
0.00 Call (1)					4.239% due 06/28/18 (Ê)		36		36
(Goldman Sachs, USD 1.995%/USD 3					4.242% due 06/28/18 (Ê)		964		970
Month LIBOR, USD 4,294, 11/07/27)
Goldman Sachs Nov 2017 0.00					GSV Capital Corp.
Call (1)		4,294	(ÿ)	—	5.250% due 09/15/18		600		603
(Goldman Sachs, USD 2.156%/USD 3					Hungary Treasury Bills
Month LIBOR, USD 7,381, 11/28/27)
Goldman Sachs Nov 2017 0.00					Series 1Y
		7,381	(ÿ)	5	0.374% due 02/28/18 (~)	HUF	230,000		860
(Goldman Call (1) Sachs, USD 2.201%/USD 3					International Automotive Components
Month LIBOR, USD 11,810, 11/14/27)					Group SA
Goldman Sachs Nov 2017 0.00					9.125% due 06/01/18 (Þ)		2,037		2,037
		11,810	(ÿ)	3
Call (1)					M/I Homes, Inc.
(Goldman Sachs, USD 2.225%/USD 3					3.000% due 03/01/18		335		358
Month LIBOR, USD 7,381, 11/28/27)
Goldman Sachs Nov 2017 0.00					Navistar International Corp.
Call (1)		7,381	(ÿ)	11	4.500% due 10/15/18		510		531
(Goldman Sachs, USD 2.300%/USD 3					Optima Specialty Steel, Inc. Term Loan
Month LIBOR, USD 5,905, 11/29/27)					11.320% due 11/30/17 (Ê)(Þ)		6,220		6,220
JPMorgan Chase Nov 2017 0.00		5,905	(ÿ)	21	PDL BioPharma, Inc.
Call (1)					4.000% due 02/01/18		395		395
(JP Morgan, USD 2.243%/USD 3 Month
LIBOR, USD 5,905, 12/06/27)					Republic of Argentina Government
JPMorgan Chase Dec 2017 0.00					International Bond
Call (1)		5,905	(ÿ)	15	21.200% due 09/19/18	ARS	800		46
(Citigroup, USD 3 Month LIBOR/USD					Turkey Government International Bond
2.429%, USD 8,588, 11/08/27)					Series 5Y
Citigroup Nov 2017 0.00 Put (1)		8,588	(ÿ)	4	6.300% due 02/14/18	TRY	7,990		2,070
(Citigroup, USD 3 Month LIBOR/USD					U. S. Cash Management Fund (@)		185,381,715	(8)	185,400
2.464%, USD 11,810, 11/22/27)
Goldman Sachs Nov 2017 0.00					United States Treasury Bills
Put (1)		11,810	(ÿ)	16	0.987% due 11/24/17 (ç)(~)		28		28
(Goldman Sachs, USD 3 Month					1.017% due 12/07/17 (ç)(~)		199		199
LIBOR/USD 2.419%, USD 11,810,					1.007% due 12/14/17 (ç)(~)		772		771
11/14/27)					1.064% due 01/11/18 (~)		235		235
JPMorgan Chase Nov 2017 0.00
Put (1)		11,810	(ÿ)	13	1.055% due 01/18/18 (~)		37		37
Total Options Purchased					1.076% due 01/25/18 (~)		1,571		1,567
					1.057% due 02/01/18 (~)		479		478
(cost $4,934)				7,287	1.112% due 02/08/18 (~)		746		744

Warrants & Rights - 0.0%					VEREIT, Inc.
Ferrovial SA					3.000% due 08/01/18		1,315		1,318
2017 Right		23,380		11

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 803

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
	Principal		Fair
	Amount ($)		Value
	or Shares		$
Total Short-Term Investments
(cost $208,194)			208,149
Other Securities - 0.8%
U. S. Cash Collateral Fund(×)(@)	10,020,173	(8)	10,020
Total Other Securities
(cost $10,020)			10,020
Total Investments 102.2%
(identified cost $1,315,188)			1,349,619

Other Assets and Liabilities,
Net - (2.2%)			(29,405)

Net Assets - 100.0%			1,320,214

See accompanying notes which are an integral part of the financial statements.

804 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
1.2%
Bear Creek Mining Corp.	05/23/17	CAD	86,010	1.82	157	130
Century Aluminum Co.	09/21/15		4,080,000	94.47	3,854	4,182
Dairy Farmers of America, Inc.	03/20/17		6,100	106.88	652	648
Dundee Corp.	04/08/16	CAD	107,804	2.80	302	264
Foresight Energy, LP	08/26/16		2,510	—	—	104
Gabriel Resources, Ltd.	04/08/16	CAD	1,759,270	0.45	784	436
High Ridge Brands Co.	03/17/17		2,040,000	97.96	1,998	1,892
Kitagawa Industries Co. , Ltd.	05/07/15	JPY	27,431	10.39	285	327
LSL Property Services PLC	09/02/16	GBP	177,551	3.00	532	554
Luks Group Vietnam Holdings Co. , Ltd.	04/11/16	HKD	390,000	0.34	132	130
Lundin Gold, Inc.	07/14/16	CAD	172,882	4.19	724	662
MHP SE	04/11/16		95,466	9.85	939	1,070
MTR Corp. , Ltd.	11/26/15	HKD	56,500	5.12	289	327
Patterson Co. 2nd Lien Term Loan	08/14/15		590,000	99.00	584	580
PFS Acquisition LLC 2nd Lien Term Loan	09/13/16		1,890,000	83.00	1,569	1,477
Protek PJSC	04/11/16	RUB	123,101	1.61	198	234
Secom Joshinetsu Co. , Ltd.	05/07/15	JPY	12,002	30.51	366	404
Shingakukai Co. , Ltd.	05/07/15	JPY	49,084	4.80	236	284
Sprott, Inc.	04/08/16	CAD	443,655	1.80	798	732
Uranium Participation Corp.	07/14/16	CAD	347,757	2.97	1,031	946
						15,383
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 805

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
ABG Intermediate Holdings 2 LLC 1st Lien Term Loan	USD 3 Month LIBOR	3.500
ABG Intermediate Holdings 2 LLC 2nd Lien Term Loan	USD 3 Month LIBOR	7.750
Advanced Disposal Services, Inc. Term Loan B3	USD 1 Week LIBOR	2.750
AgroFresh, Inc. Term Loan B	USD 3 Month LIBOR	4.750
AI Mistral Luxembourg Subco Sarl	USD 1 Month LIBOR	3.000
Air Methods Corp. Term Loan B	USD 3 Month LIBOR	3.500
Alliant Holdings Intermediate LLC Term Loan B	USD 1 Month LIBOR	3.250
Almonde, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.500
Almonde, Inc. 2nd Lien Term Loan	USD 3 Month LIBOR	7.250
Alpha 3 BV Term Loan B	USD 3 Month LIBOR	3.000
Alphabet Holding Company, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.500
Alvogen Pharmaceutical US, Inc. Term Loan	USD 1 Month LIBOR	5.000
American Airlines, Inc. Term Loan B	USD 1 Month LIBOR	2.500
American Airlines, Inc. Term Loan B	USD 1 Month LIBOR	2.000
Ancestry. com Operations, Inc. 2nd Lien Term Loan B	USD 1 Month LIBOR	8.250
AP Exhaust Acquisition LLC 1st Lien Term Loan	USD 3 Month LIBOR	5.000
AP Gaming I, LLC Term Loan B	USD 1 Month LIBOR	5.500
Arbor Pharmaceuticals LLC Term Loan B	USD 3 Month LIBOR	5.000
Arctic Glacier Holdings, Inc. Term Loan B	USD 1 Month LIBOR	4.250
Ascena Retail Group, Inc. Term Loan B	USD 1 Month LIBOR	4.500
Ascend Learning LLC Term Loan B	USD 1 Month LIBOR	3.250
Assicurazioni Generali SpA	3 Month EURIBOR	5.350
AssuredPartners, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.500
Asurion LLC Term Loan B4	USD 1 Month LIBOR	2.750
Asurion LLC Term Loan B5	USD 1 Month LIBOR	3.000
	USD Swap Semiannual 30/360 (versus 3 Month
AT Securities BV	LIBOR) 5 Year Rate	3.546
Australia & New Zealand Banking Group, Ltd. - ADR	USD ICE Swap Rate NY 5 Year	5.168
Avantor Performance Materials LLC 1st Lien Term Loan	USD 1 Month LIBOR	4.000
Avantor Performance Materials LLC 2nd Lien Term Loan	USD 1 Month LIBOR	8.250
Avaya, Inc. 1st Lien Term Loan B4	USD 1 Month LIBOR	7.500
Avaya, Inc. Term Loan B7	USD 1 Month LIBOR	5.250
Avis Budget Car Rental LLC Term Loan B	USD 3 Month LIBOR	2.000
Avolon LLC Term Loan B	USD 1 Month LIBOR	2.250
AXA SA	USD 3 Month LIBOR	1.449
	EUR Swap Annual (versus 6 Month EURIBOR) 10
AXA SA	Year	3.900
Axalta Coating Systems U. S. Holdings, Inc. Term Loan B	USD 3 Month LIBOR	2.000
	USD Swap Semiannual 30/360 (versus 3 Month
Banco Bilbao Vizcaya Argentaria SA	LIBOR) 5 Year Rate	8.262
Bank of America Corp.	USD 3 Month LIBOR	3.705
Bank of America Corp.	USD 3 Month LIBOR	4.553
Bank of America Corp.	USD 3 Month LIBOR	4.174
Bank of America Corp.	USD 3 Month LIBOR	1.814
Bank of Nova Scotia (The)	USD 3 Month LIBOR	2.648

See accompanying notes which are an integral part of the financial statements.

806 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
	USD Swap Semiannual 30/360 (versus 3 Month
Barclays PLC	LIBOR) 5 Year Rate	6.705
	USD Swap Semiannual 30/360 (versus 3 Month
Barclays PLC	LIBOR) 5 Year Rate	6.772
Bass Pro Group LLC 1st Lien Term Loan B	USD 1 Month LIBOR	5.000
BBB Industries LLC 1st Lien Term Loan	USD 1 Month LIBOR	4.500
BCPE Eagle Buyer LLC 1st Lien Term Loan	USD 1 Month LIBOR	4.250
Berlin Packaging LLC 2nd Lien Term Loan	USD 1 Month LIBOR	6.750
Berry Plastics Group, Inc Term Loan M	USD 1 Month LIBOR	2.250
	USD Swap Semiannual 30/360 (versus 3 Month
BHP Billiton Finance USA, Ltd.	LIBOR) 5 Year Rate	5.093
BJ's Wholesale Club, Inc. 2nd Lien Term Loan	USD 1 Month LIBOR	7.500
Blount International, Inc. Term Loan B	USD 1 Month LIBOR	4.250
	USD Swap Semiannual 30/360 (versus 3 Month
BNP Paribas SA	LIBOR) 5 Year Rate	6.314
BNP Paribas SA	USD 3 Month LIBOR	1.290
	USD Swap Semiannual 30/360 (versus 3 Month
BNP Paribas SA	LIBOR) 5 Year Rate	5.150
BPCE SA	USD 3 Month LIBOR	1.220
Brand Energy & Infrastructure Services 1st Lien Term Loan	USD 3 Month LIBOR	4.250
Brickman Group, Ltd. LLC 1st Lien Term Loan B	USD 3 Month LIBOR	3.000
BWAY Holding Co. Term Loan	USD 3 Month LIBOR	3.250
Cable One, Inc. Term Loan B	USD 2 Month LIBOR	2.250
Caesars Entertainment Operating Co. Term Loan	USD 1 Month LIBOR	2.500
Caesars Resort Collection LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
	EUR Swap Annual (versus 6 Month EURIBOR) 5
CaixaBank SA	Year	6.498
Capital Automotive LP 1st Lien Term Loan	USD 1 Month LIBOR	3.000
Capital Automotive LP 2nd Lien Term Loan	USD 1 Month LIBOR	6.000
Carestream Dental Equipment, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Casablanca US Holdings, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	4.750
Cast & Crew Payroll LLC 1st Lien Term Loan B	USD 3 Month LIBOR	3.000
CBS Radio, Inc. Term Loan B	USD 1 Month LIBOR	3.500
CH Hold Corp. 1st Lien Term Loan B	USD 1 Month LIBOR	3.000
CH Hold Corp. 2nd Lien Term Loan B	USD 1 Month LIBOR	7.250
Change Healthcare Holdings LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.750
Charming Charlie LLC Term Loan B	USD 3 Month LIBOR	8.000
Charter Communications Operating LLC 1st Lien Term Loan H	USD 1 Month LIBOR	2.000
Checkout Holding Corp. Covenant-Lite 1st Lien Term Loan B	USD 1 Month LIBOR	3.500
Chemours Co. (The) Term Loan B	USD 1 Month LIBOR	2.500
Citigroup, Inc.	USD 3 Month LIBOR	4.478
Citigroup, Inc.	USD 3 Month LIBOR	4.517
CityCenter Holdings, LLC Term Loan B	USD 1 Month LIBOR	2.500
Cloverie PLC for Zurich Insurance Co.	USD 3 Month LIBOR	4.918
ClubCorp Club Operations, Inc. Term Loan	USD 3 Month LIBOR	3.250
CoBank ACB	USD 3 Month LIBOR	4.660
Commercial Barge Line Co. Term Loan B1	USD 1 Month LIBOR	8.750
Community Health Systems, Inc. Term Loan B2	USD 3 Month LIBOR	3.000

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 807

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Constellation Brands Canada, Inc. Term Loan B1	USD 2 Month LIBOR	2.750
Constellis Holdings LLC 1st Lien Term Loan	USD 3 Month LIBOR	5.000
Constellis Holdings LLC 2nd Lien Term Loan	USD 3 Month LIBOR	9.000
ConvergeOne Holdings Corp. Term Loan B	USD 3 Month LIBOR	4.750
Cooperatieve Rabobank UA	USD 3 Month LIBOR	10.868
Coral US Co. Borrower LLC Term Loan B	USD 1 Month LIBOR	3.500
Cortes NP Acquisition Corp Term Loan B	USD 1 Month LIBOR	4.000
CPI Acquisition, Inc. Term Loan B	USD 3 Month LIBOR	4.500
CPM Acquisition Corp. 2nd Lien Term Loan	USD 1 Month LIBOR	8.250
CPM Holdings, Inc. Term Loan B	USD 1 Month LIBOR	4.250
	U. S. Treasury Yield Curve Rate T Note Constant
CRCC Yupeng, Ltd.	Maturity 5 Year	7.251
Creative Artists Agency LLC 1st Lien Term Loan B	USD 1 Month LIBOR	3.500
	USD Swap Semiannual 30/360 (versus 3 Month
Credit Agricole SA	LIBOR) 5 Year Rate	6.185
	USD Swap Semiannual 30/360 (versus 3 Month
Credit Agricole SA	LIBOR) 5 Year Rate	4.898
	USD Swap Semiannual 30/360 (versus 3 Month
Credit Suisse Group AG	LIBOR) 5 Year Rate	4.598
	USD Swap Semiannual 30/360 (versus 3 Month
Credit Suisse Group AG	LIBOR) 5 Year Rate	5.108
Crosby US Acquisition Corp. 1st Lien Term Loan	USD 3 Month LIBOR	3.000
CSC Holdings, LLC 1st Lien Term Loan	USD 1 Month LIBOR	2.250
Cvent, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	4.000
CWGS Group LLC Term Loan	USD 1 Month LIBOR	3.000
Dai-ichi Life Insurance Co. , Ltd. (The)	USD 3 Month LIBOR	3.680
Dai-ichi Life Insurance Co. , Ltd. (The)	USD 3 Month LIBOR	3.660
Dai-ichi Life Insurance Co. , Ltd. (The)	USD 3 Month LIBOR	4.560
	USD Swap Semiannual 30/360 (versus 3 Month
Danske Bank A/S	LIBOR) 7 Year Rate	3.896
Dell, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	2.000
Delta 2 Lux Sarl Term Loan B3	USD 1 Month LIBOR	3.000
Demeter Investments BV for Swiss Re, Ltd.	USD 3 Month LIBOR	3.784
Diamond (BC) BV Term Loan	USD 2 Month LIBOR	3.000
	USD Swap Semiannual 30/360 (versus 3 Month
DNB Bank ASA	LIBOR) 5 Year Rate	4.075
	USD Swap Semiannual 30/360 (versus 3 Month
DNB Bank ASA	LIBOR) 5 Year Rate	10.160
DPABS Trust	USD 3 Month LIBOR	1.250
Dragon Merger Sub LLC 2nd Lien Term Loan	USD 3 Month LIBOR	8.250
Dupage Medical Group, Ltd. 1st Lien Term Loan	USD 2 Month LIBOR	3.000
Dupage Medical Group, Ltd. 2nd Lien Term Loan	USD 3 Month LIBOR	7.000
Duravant LLC 2nd Lien Term Loan	USD 3 Month LIBOR	7.250
Duravant LLC 2nd Lien Term Loan	USD 3 Month LIBOR	7.250
DXC Technology Co.	USD 3 Month LIBOR	0.950
E. W. Scripps Co. Term Loan B	USD 1 Month LIBOR	2.250
EagleView Technology Corp. 1st Lien Term Loan	USD 3 Month LIBOR	4.250
Education Advisory Board 1st Lien Term Loan	USD 1 Month LIBOR	3.750
Eldorado Resorts, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.250

See accompanying notes which are an integral part of the financial statements.

808 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
	USD Swap Semiannual 30/360 (versus 3 Month
Electricite de France SA	LIBOR) 10 Year Rate	3.041
	USD Swap Semiannual 30/360 (versus 3 Month
Electricite de France SA	LIBOR) 10 Year Rate	3.709
Emera, Inc.	USD 3 Month LIBOR	5.440
Employbridge LLC Term Loan	USD 3 Month LIBOR	6.500
Enbridge, Inc.	USD 3 Month LIBOR	7.780
Endbridge, Inc.	USD 3 Month LIBOR	3.418
	USD Swap Semiannual 30/360 (versus 3 Month
Enel SpA	LIBOR) 5 Year Rate	5.880
Energy Future Intermediate Holding Co. LLC Term Loan	USD 1 Month LIBOR	3.000
EnergySolutions LLC 1st Lien Term Loan B	USD 3 Month LIBOR	4.750
Enterprise Products Operating LLC	USD 3 Month LIBOR	3.033
Envision Healthcare Corp. Term Loan B	USD 1 Month LIBOR	3.000
Evergreen Skills Lux Sarl	USD 1 Month LIBOR	8.250
Evergreen Skills Lux Sarl	USD 1 Month LIBOR	4.750
Everi Payments, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	4.500
EVO Payments International LLC Term Loan B	USD 1 Month LIBOR	5.000
Exact Merger Sub LLC 1st Lien Term Loan	USD 3 Month LIBOR	4.250
Exact Merger Sub LLC 2nd Lien Term Loan	USD 3 Month LIBOR	8.000
Fairmount Santrol, Inc. 1st Lien Term Loan B2	U. S. Prime Rate	2.500
Fannie Mae REMICS	USD 1 Month LIBOR	6.600
Fannie Mae REMICS	USD 1 Month LIBOR	5.900
Fannie Mae REMICS	USD 1 Month LIBOR	6.450
Fannie Mae REMICS	USD 1 Month LIBOR	6.000
Fannie Mae REMICS	USD 1 Month LIBOR	6.050
Fannie Mae REMICS	USD 1 Month LIBOR	5.950
Fannie Mae REMICS	USD 1 Month LIBOR	6.200
Fannie Mae REMICS	USD 1 Month LIBOR	6.400
First Data Corp. Term Loan	USD 1 Month LIBOR	2.250
Focus Financial Partners LLC 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Fort Dearborn Company 1st Lien Term Loan	USD 2 Month LIBOR	4.000
Freddie Mac REMICS	USD 1 Month LIBOR	5.950
Freddie Mac REMICS	USD 1 Month LIBOR	6.650
Freddie Mac REMICS	USD 1 Month LIBOR	6.550
Freddie Mac REMICS	USD 1 Month LIBOR	6.700
Freddie Mac REMICS	USD 1 Month LIBOR	6.050
Freddie Mac REMICS	USD 1 Month LIBOR	6.550
Freedom Mortgage Corp. Term Loan	USD 3 Month LIBOR	5.500
Frontier Communications Corp. Term Loan B	USD 1 Month LIBOR	3.750
Fukoku Mutual Life Insurance Co.	USD 3 Month LIBOR	4.370
FullBeauty Brands Holding Corp. 2nd Lien Term Loan	USD 1 Month LIBOR	9.000
FullBeauty Brands Holdings Corp. 1st Lien Term Loan	USD 1 Month LIBOR	4.750
Garda World Security Corp. Term Loan B	USD 1 Month LIBOR	4.000
General Electric Co.	USD 3 Month LIBOR	3.330
GENEX Services, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	4.250

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 809

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Genoa, a QoL Healthcare Co. LLC 2nd Lien Term Loan	USD 1 Month LIBOR	8.000
Getty Images, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	3.500
GHX Ultimate Parent Corp. 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Ginnie Mae	USD 1 Month LIBOR	6.100
Ginnie Mae	USD 1 Month LIBOR	6.100
Ginnie Mae	USD 1 Month LIBOR	6.050
Ginnie Mae	USD 1 Month LIBOR	6.690
Ginnie Mae	USD 1 Month LIBOR	6.150
Ginnie Mae	USD 1 Month LIBOR	6.000
Ginnie Mae	USD 1 Month LIBOR	6.433
Ginnie Mae	USD 1 Month LIBOR	6.000
Ginnie Mae	USD 1 Month LIBOR	6.490
Ginnie Mae	USD 1 Month LIBOR	6.150
Ginnie Mae	USD 1 Month LIBOR	6.000
Ginnie Mae REMICS	USD 1 Month LIBOR	6.200
Ginnie Mae REMICS	USD 1 Month LIBOR	6.100
Go Daddy Operating Co. LLC 1st Lien Term Loan	USD 1 Month LIBOR	2.500
Goldman Sachs Group, Inc. (The)	USD 3 Month LIBOR	1.110
Goldman Sachs Group, Inc. (The)	USD 3 Month LIBOR	2.874
Goldman Sachs Group, Inc. (The)	USD 3 Month LIBOR	3.884
Golub Capital Partners CLO, Ltd.	USD 3 Month LIBOR	6.500
Government National Mortgage Association	USD 1 Month LIBOR	6.550
Granite Acquisition, Inc. Term Loan B	USD 3 Month LIBOR	4.000
Granite Acquisition, Inc. Term Loan C	USD 3 Month LIBOR	4.000
Grifols Worldwide Operations USA Inc. 1st Lien Term Loan B	USD 1 Week LIBOR	2.250
Gruden Holdings, Inc. First Lien Term Loan	USD 3 Month LIBOR	5.500
GTCR Valor Cos. , Inc. Term Loan B1	USD 3 Month LIBOR	4.250
H. B. Fuller Co. Term Loan B	USD 1 Month LIBOR	2.250
Harbourview CLO VII, Ltd.	USD 3 Month LIBOR	5.130
Harland Clarke Holdings Corp. Term Loan	USD 2 Month LIBOR	4.750
HCA, Inc. Term Loan B8	USD 1 Month LIBOR	2.250
Heartland Dental LLC 2nd Lien Term Loan	USD 1 Month LIBOR	8.500
Hertz Global Holdings, Inc. Term Loan B	USD 1 Month LIBOR	2.750
HSBC Capital Funding, LP	USD 3 Month LIBOR	4.980
HSBC Holdings PLC	USD ICE Swap Rate NY 5 Year	5.514
HSBC Holdings PLC	USD ICE Swap Rate NY 5 Year	3.746
HSBC Holdings PLC	USD ICE Swap Rate NY 5 Year	4.368
	U. S. Treasury Yield Curve Rate T Note Constant
Huaneng Hong Kong Capital, Ltd.	Maturity 5 Year	6.596
Hyland Software, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.250
Hyland Software, Inc. 2nd Lien Term Loan	USD 1 Month LIBOR	7.000
Hyperion Insurance Group, Ltd. Term Loan B	USD 1 Month LIBOR	4.000
	USD Swap Semiannual 30/360 (versus 3 Month
ING Groep NV	LIBOR) 5 Year Rate	5.124
ING Groep NV	USD 3 Month LIBOR	1.150

See accompanying notes which are an integral part of the financial statements.

810 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Intrawest Resorts Holdings, Inc. 1st Lien Term Loan B1	USD 1 Month LIBOR	3.250
Jaguar Holding Co. II Term Loan	USD 3 Month LIBOR	2.750
JPMorgan Chase & Co.	USD 3 Month LIBOR	3.800
JPMorgan Chase & Co.	USD 3 Month LIBOR	3.780
JPMorgan Chase & Co.	USD 3 Month LIBOR	3.330
JPMorgan Chase & Co.	USD 3 Month LIBOR	2.580
Kraton Polymers LLC Term Loan	USD 1 Month LIBOR	3.000
Kronos, Inc. Term Loan B	USD 3 Month LIBOR	3.500
KUEHG Corp. 2nd Lien Term Loan	USD 3 Month LIBOR	8.250
	USD Swap Semiannual 30/360 (versus 3 Month
La Mondiale SAM	LIBOR) 5 Year Rate	4.482
Learfield Communications, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.250
	USD Swap Semiannual 30/360 (versus 3 Month
Legal & General Group PLC	LIBOR) 5 Year Rate	3.687
Level 3 Financing, Inc. Term Loan B	USD 3 Month LIBOR	2.250
Limetree Bay Terminals LLC Term Loan B	USD 1 Month LIBOR	4.000
Lions Gate Enterntainment, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.000
	USD Swap Semiannual 30/360 (versus 3 Month
Lloyds Banking Group PLC	LIBOR) 5 Year Rate	4.760
Lux Finco Sarl Term Loan B1	USD 1 Month LIBOR	8.500
MacDermid, Inc. Term Loan B	USD 1 Month LIBOR	3.000
MacDonald Detwiler & Associates, Ltd. Term Loan B	USD 2 Month LIBOR	2.750
MACOM Technology Solutions Term Loan	USD 1 Month LIBOR	2.250
	USD Swap Semiannual 30/360 (versus 3 Month
Macquarie Bank, Ltd.	LIBOR) 5 Year Rate	3.703
Masergy Communications, Inc. 2nd Lien Term Loan	USD 3 Month LIBOR	8.500
Match Group, Inc. 1st Lien Term Loan B1	USD 2 Month LIBOR	2.500
MCC Iowa LLC Term Loan H	USD 1 Week LIBOR	2.500
MetLife, Inc.	USD 3 Month LIBOR	3.575
MGM Growth Properties, LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.250
MH Sub I LLC 1st Lien Term Loan	USD 3 Month LIBOR	3.750
MH Sub I LLC 2nd Lien Term Loan	USD 3 Month LIBOR	7.500
Morgan Stanley	USD 3 Month LIBOR	3.810
MORSCO, Inc. Term Loan B	USD 1 Month LIBOR	7.000
National Rural Utilities Cooperative Finance Corp.	USD 3 Month LIBOR	3.630
Navistar, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	4.000
NeuStar, Inc. 1st Lien Term Loan B2	USD 3 Month LIBOR	3.750
New Millennium Holding Co. , Inc. Exit Term Loan	USD 1 Month LIBOR	6.500
NextEra Energy Capital Holdings, Inc.	USD 3 Month LIBOR	2.409
Nippon Life Insurance Co.	USD 3 Month LIBOR	4.240
Nippon Life Insurance Co.	USD ICE Swap Rate NY 5 Year	3.750
NN, Inc. Incremental Term Loan	USD 1 Month LIBOR	3.750
NPC International, Inc. First Lien Term Loan	USD 1 Month LIBOR	3.500
Numericable Group SA Term Loan B12	USD 2 Month LIBOR	3.000
NVA Holdings, Inc. 2nd Lien Term Loan	USD 3 Month LIBOR	7.000
Opal Acquisition, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	4.000

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 811

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Optima Specialty Steel, Inc. Term Loan	USD 3 Month LIBOR	10.000
Optiv, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Ozark Holdings LLC 1st Lien Term Loan	USD 1 Month LIBOR	3.750
PAREXEL International Corp. 1st Lien Term Loan B	USD 1 Month LIBOR	3.000
Parq Holdings, LP Term Loan	USD 1 Month LIBOR	7.500
Patterson Co. 2nd Lien Term Loan	USD 1 Month LIBOR	8.500
PDC Brands 2nd Lien Term Loan	USD 3 Month LIBOR	8.750
Peak 10, Inc. 2nd Lien Term Loan	USD 3 Month LIBOR	7.250
Pelican Products, Inc. 1st Lien Term Loan B1	USD 3 Month LIBOR	4.250
Penn National Gaming, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
PFS Acquisition LLC 2nd Lien Term Loan	USD 1 Month LIBOR	7.250
Plains All American Pipeline, LP	USD 3 Month LIBOR	4.110
PNC Financial Services Group, Inc. (The)	USD 3 Month LIBOR	3.678
Post Holdings, Inc. Incremental Term Loan	USD 1 Month LIBOR	2.250
Pre-Paid Legal Services, Inc. 2nd Lien Term Loan	USD 1 Month LIBOR	9.000
Prime Security Services Borrower LLC Term Loan B1	USD 1 Month LIBOR	2.750
Primeline Utility Services LLC 1st Lien Term Loan B	USD 3 Month LIBOR	5.500
Project Alpha Intermediate Holding, Inc. 1st Lien Term Loan B	USD 6 Month LIBOR	3.500
Prowler Acquisition Corp. 1St Lien Term Loan	USD 3 Month LIBOR	4.500
Prudential Financial, Inc.	USD 3 Month LIBOR	3.031
Prudential Financial, Inc.	USD 3 Month LIBOR	3.040
Prudential Financial, Inc.	USD 3 Month LIBOR	3.920
	USD Swap Semiannual 30/360 (versus 3 Month
QBE Insurance Group, Ltd.	LIBOR) 10 Year Rate	4.395
	USD Swap Semiannual 30/360 (versus 3 Month
QBE Insurance Group, Ltd.	LIBOR) 10 Year Rate	4.300
Quest Software US Holdings, Inc. Term Loan B	USD 3 Month LIBOR	6.000
Quintiles IMS, Inc. 1st Lien Term Loan B2	USD 3 Month LIBOR	2.000
Rackspace Hosting, Inc. Term Loan B	USD 3 Month LIBOR	3.000
Radio One, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	4.000
RBS Global, Inc. Term Loan B	USD 3 Month LIBOR	2.750
Red Ventures LLC 1st Lien Term Loan	USD 3 Month LIBOR	4.000
Red Ventures LLC 2nd Lien Term Loan	USD 3 Month LIBOR	8.000
	Argentina Deposit Rates Badlar Private Banks ARS
Republic of Argentina Government International Bond	30 to 35 Days	2.500
Reynolds Group Holdings, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.750
RHP Hotel Properties, LP Term Loan B	USD 3 Month LIBOR	2.250
Riverbed Technology, Inc. Term Loan	USD 1 Month LIBOR	3.250
	USD Swap Semiannual 30/360 (versus 3 Month
Royal Bank of Scotland Group PLC	LIBOR) 5 Year Rate	7.598
	U. K. Government Bonds 5 Year Note Generic Bid
RSA Insurance Group PLC	Yield	3.852
Sandvine Corp. 1st Lien Term Loan B	USD 3 Month LIBOR	5.750
	GBP Swap Semiannual (versus 6 Month LIBOR) 5
Santander UK Group Holdings PLC	Year	5.543
Scientific Games International, Inc. Term Loan B4	USD 1 Month LIBOR	3.250
SeaWorld Parks & Entertainment Term Loan B	USD 3 Month LIBOR	3.000
Sesac Holdco II LLC 1st Lien Term Loan	USD 1 Month LIBOR	3.250

See accompanying notes which are an integral part of the financial statements.

812 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
SESAC Holdco II LLC 2nd Lien Term Loan	USD 1 Month LIBOR	7.250
Signode Industrial Group US, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	2.750
SIRVA Worldwide, Inc. Term Loan	USD 3 Month LIBOR	6.500
	USD Swap Semiannual 30/360 (versus 3 Month
Skandinaviska Enskilda Banken AB	LIBOR) 5 Year Rate	3.850
	USD Swap Semiannual 30/360 (versus 3 Month
Societe Generale SA	LIBOR) 5 Year Rate	12.476
SoftBank Group Corp.	USD ICE Swap Rate NY 5 Year	4.226
SoftBank Group Corp.	USD ICE Swap Rate NY 5 Year	4.854
Solarwinds Holdings, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.500
Solera LLC Term Loan B	USD 1 Month LIBOR	3.250
Solvay Acetow GMBH Term Loan	USD 3 Month LIBOR	5.500
Southern California Edison Co.	USD 3 Month LIBOR	4.199
Spectrum Brands, Inc. 1st Lien Term Loan B	USD 2 Month LIBOR	2.000
Sprint Communications, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
	USD Swap Semiannual 30/360 (versus 3 Month
Standard Chartered PLC	LIBOR) 5 Year Rate	5.723
Station Casinos LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Steak n Shake Operations, Inc. Term Loan B1	USD 1 Month LIBOR	3.750
Sterigenics-Nordion Holdings LLC Term Loan B	USD 1 Month LIBOR	3.000
Sumitomo Life Insurance Co.	USD 3 Month LIBOR	2.993
Surgery Center Holdings, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.250
Talbots, Inc. (The) 1st Lien Term Loan	USD 1 Month LIBOR	4.500
Tempo Acquisition LLC Term Loan B	USD 1 Month LIBOR	3.000
TerraForm AP Acquisition Holdings LLC Term Loan B	USD 3 Month LIBOR	4.250
The Southern Co.	USD 3 Month LIBOR	3.630
TIAA CLO I, Ltd.	USD 3 Month LIBOR	8.050
TKC Holdings, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	4.250
TKC Holdings, Inc. 2nd Lien Term Loan	USD 2 Month LIBOR	8.000
TMS International Corp. Term Loan B	USD 1 Month LIBOR	3.000
Trader Corp. Term Loan B	USD 3 Month LIBOR	3.250
Trans Union LLC 1st Lien Term Loan B3	USD 1 Month LIBOR	2.000
Transcanada Trust	USD 3 Month LIBOR	4.640
Transcanada Trust	USD 3 Month LIBOR	3.528
TransCanada Trust	USD 3 Month LIBOR	3.208
Transdigm Group, Inc. 1st Lien Term Loan F	USD 3 Month LIBOR	3.000
Travelport Finance (Luxembourg) SARL Term Loan D	USD 3 Month LIBOR	2.750
Tribune Media Co. Term Loan	USD 1 Month LIBOR	3.000
Tribune Media Co. Term Loan B	USD 1 Month LIBOR	3.000
TruGreen, LP Term Loan	USD 1 Month LIBOR	4.000
	USD Swap Semiannual 30/360 (versus 3 Month
UBS Group AG	LIBOR) 5 Year Rate	4.590
	USD Swap Semiannual 30/360 (versus 3 Month
UBS Group AG	LIBOR) 5 Year Rate	5.464
	USD Swap Semiannual 30/360 (versus 3 Month
UBS Group AG	LIBOR) 5 Year Rate	5.883
UFC Holdings LLC 1st Lien Term Loan	USD 1 Month LIBOR	3.250
United Airlines, Inc. Term Loan B	USD 3 Month LIBOR	2.250

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 813

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
UPC Financing Partnership Term Loan AR	USD 1 Month LIBOR	2.500
US Renal Care, Inc. 2nd Lien Term Loan	USD 3 Month LIBOR	8.000
USI, Inc. Term Loan B	USD 1 Month LIBOR	3.000
USI, Inc. Term Loan B	USD 1 Month LIBOR	3.000
Valeant Pharmaceuticals International, Inc. Term Loan B	USD 3 Month LIBOR	4.750
Vantiv, LLC 1st Lien Term Loan B1	USD 1 Month LIBOR	2.000
Vantiv, LLC Term Loan B4	USD 1 Month LIBOR	2.000
Varsity Brands, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.500
Venture XXIX CLO, Ltd.	USD 3 Month LIBOR	6.250
Verdesian Life Sciences LLC Term Loan	USD 3 Month LIBOR	5.000
Veresen Midstream, Ltd. Term Loan B2	USD 1 Month LIBOR	3.500
Voya Financial, Inc.	USD 3 Month LIBOR	3.580
W3 Co. Term Loan B	USD 3 Month LIBOR	6.000
Wastequip LLC Term Loan	USD 1 Month LIBOR	4.500
Weight Watchers International, Inc. 1st Lien Term Loan B2	USD 3 Month LIBOR	3.250
Wells Fargo & Co.	USD 3 Month LIBOR	3.990
William Morris Endeavor Entertainment LLC 1st Lien Term Loan	USD 2 Month LIBOR	3.250
World Endurance Holdings 1st Lien Term Loan	USD 3 Month LIBOR	4.250
Yonkers Racing Corp. Term Loan B	USD 1 Month LIBOR	3.250
York Risk Services Group, Inc. Covenant-Lite Term Loan B	USD 1 Month LIBOR	3.750
Zais CLO 5, Ltd.	USD 3 Month LIBOR	4.500

For a description of variable, adjustable or floating rate securities see note 2 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Value and
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Amsterdam Index Futures	59	EUR	6,509	11/17	95
Australia 10 Year Bond Futures	165	AUD	21,261	12/17	23
CAC40 Euro Index Futures	332	EUR	18,265	11/17	528
Canadian 10 Year Government Bond Futures	49	CAD	6,734	12/17	8
DAX Index Futures	50	EUR	16,528	12/17	535
EURO STOXX 50 Index Futures	310	EUR	11,402	12/17	372
FTSE/MIB Index Futures	40	EUR	4,555	12/17	34
Hang Seng Index Futures	4	HKD	5,640	11/17	(5)
IBEX 35 Index Futures	56	EUR	5,905	11/17	265
MSCI EAFE Mini Index Futures	51	USD	5,118	12/17	130
MSCI Emerging Markets Mini Index Futures	311	USD	17,482	12/17	409
OMXS30 Index Futures	242	SEK	40,408	11/17	99
Russell 1000 Mini Index Futures	3	USD	214	12/17	6
S&P 400 E-Mini Index Futures	2	USD	367	12/17	13
S&P 500 E-Mini Index Futures	36	USD	4,631	12/17	129
S&P Consumer Discretionary Select Sector Index Futures	68	USD	6,306	12/17	180
S&P Financial Select Sector Index Futures	723	USD	59,105	12/17	3,794
TOPIX Index Futures	235	JPY	4,143,050	12/17	1,117

See accompanying notes which are an integral part of the financial statements.

814 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts

Amounts in thousands (except contract amounts)
United States 10 Year Treasury Note Futures	109	USD	13,618	12/17	(162)
United States Long Bond Futures	10	USD	1,525	12/17	1
United States Ultra Treasury Bond Futures	11	USD	1,813	12/17	(43)
Short Positions
Dow Jones U. S. Real Estate Index Futures	551	USD	17,412	12/17	148
Euro-Bobl Futures	3	EUR	395	12/17	(1)
Euro-BTP Futures	22	EUR	3,071	12/17	(110)
Euro-Bund Futures	78	EUR	12,695	12/17	(54)
FTSE 100 Index Futures	9	GBP	672	12/17	(9)
FTSE 250 Index Futures	24	GBP	967	12/17	(37)
Long Gilt Futures	94	GBP	11,687	12/17	232
MSCI Singapore Index Futures	143	SGD	5,419	11/17	(53)
Russell 1000 Mini Index Futures	146	USD	10,408	12/17	(299)
S&P 400 E-Mini Index Futures	79	USD	14,488	12/17	(649)
S&P 500 E-Mini Index Futures	1,526	USD	196,297	12/17	(6,704)
S&P Energy Select Sector Index Futures	45	USD	3,074	12/17	(171)
S&P Utilities Select Sector Index Futures	183	USD	10,140	12/17	(141)
S&P/TSX 60 Index Futures	116	CAD	21,938	12/17	(1,136)
SPI 200 Index Futures	23	AUD	3,386	12/17	(77)
United States 5 Year Treasury Note Futures	12	USD	1,406	12/17	(1)
United States 10 Year Treasury Note Futures	158	USD	19,740	12/17	254
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(1,280)

Options Written
Amounts in thousands (except contract amounts)
			Number of	Strike		Notional	Expiration	Fair Value
Description	Counterparty	Call/Put	Contracts	Price		Amount	Date	$
Fannie Mae Bonds	JPMorgan Chase	Put	1	100.09	USD	20,000	11/06/17	(42)
Fannie Mae Bonds	JPMorgan Chase	Put	1	100.24	USD	71,000	11/06/17	(204)
Fannie Mae Bonds	JPMorgan Chase	Put	1	103.07	USD	20,000	11/06/17	(63)
Swaptions
(Counterparty, Fund Receives/Fund
Pays, Notional, Termination Date)
Bank Of America, USD 2.296%/USD
3 Month LIBOR, USD 7,381,
11/21/27	Bank of America	Call	1	0.00		7,381	11/17/17	(18)
Citigroup, USD 2.212%/USD 3 Month
LIBOR, USD 5,905, 11/07/27	Goldman Sachs	Call	1	0.00		5,905	11/03/17	—
Citigroup, USD 2.337%/USD 3 Month
LIBOR, USD 4,294, 11/08/27	Citigroup	Call	1	0.00		4,294	11/06/17	(10)
Citigroup, USD 2.370%/USD 3 Month
LIBOR, USD 5,905, 11/22/27	Citigroup	Call	1	0.00		5,905	11/20/17	(34)
Goldman Sachs, USD 2.293%/USD
3 Month LIBOR, USD 7,381,
11/28/27	Goldman Sachs	Call	1	0.00		7,381	11/24/17	(23)
Goldman Sachs, USD 2.310%/USD
3 Month LIBOR, USD 5,905,
11/14/27	Goldman Sachs	Call	1	0.00		5,905	11/10/17	(12)
Citigroup, USD 3 Month LIBOR/USD
2.337%, USD 4,294, 11/08/27	Citigroup	Put	1	0.00		4,294	11/06/17	(13)
Citigroup, USD 3 Month LIBOR/USD
2.370%, USD 5,905, 11/22/27	Citigroup	Put	1	0.00		5,905	11/20/17	(24)
Citigroup, USD 3 Month LIBOR/USD
2.390%, USD 5,905, 11/07/27	Citigroup	Put	1	0.00		5,905	11/03/17	(3)
Goldman Sachs, USD 3 Month LIBOR/
USD 2.310%, USD 5,905,
11/14/27	Goldman Sachs	Put	1	0.00		5,905	11/10/17	(32)

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 815

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Options Written
Amounts in thousands (except contract amounts)
			Number of		Strike	Notional		Expiration	Fair Value
Description	Counterparty	Call/Put	Contracts		Price	Amount		Date	$
Goldman Sachs, USD 3 Month LIBOR/
USD 2.553%, USD 4,294,
11/07/27	Goldman Sachs	Put		1	0.00		4,294	11/03/17	—
Goldman Sachs, USD 3 Month LIBOR/
USD 2.603%, USD 5,905,
11/29/27	Goldman Sachs	Put		1	0.00		5,905	11/27/17	(2)
JP Morgan, USD 3 Month LIBOR/USD
2.653%, USD 5,905, 12/06/27	JPMorgan Chase	Put		1	0.00		5,905	12/04/17	(2)
Total Liability for Options Written (premiums received $889)									(482)

Foreign Currency Exchange Contracts
Amounts in thousands
									Unrealized
									Appreciation
				Amount		Amount			(Depreciation)
Counterparty				Sold		Bought		Settlement Date	$
Bank of America			USD	3	CAD	4		11/01/17	—
Bank of America			USD	1	EUR	1		11/02/17	—
Bank of America			USD	1	EUR	1		11/02/17	—
Bank of America			USD	3	EUR	3		11/02/17	—
Bank of America			USD	6	EUR	5		11/02/17	—
Bank of America			USD	8,020	EUR	6,680		12/20/17	(217)
Bank of America			USD	5	GBP	4		11/02/17	—
Bank of America			USD	8	GBP	6		11/02/17	—
Bank of America			USD	10	HKD	79		11/02/17	—
Bank of America			USD	10	HKD	82		11/02/17	—
Bank of America			USD	1,454	JPY	163,280		12/20/17	(15)
Bank of America			USD	3,007	JPY	335,660		12/20/17	(48)
Bank of America			CAD	59	USD	46		11/01/17	—
Bank of America			CAD	113	USD	88		11/01/17	—
Bank of America			CAD	167	USD	130		11/01/17	1
Bank of America			CAD	260	USD	203		11/01/17	1
Bank of America			CAD	404	USD	315		11/01/17	2
Bank of America			CAD	4,910	USD	3,980		12/20/17	172
Bank of America			CAD	1,516	USD	1,236		01/26/18	59
Bank of America			EUR	3	USD	4		11/02/17	—
Bank of America			EUR	5	USD	6		11/02/17	—
Bank of America			EUR	443	USD	524		11/17/17	7
Bank of America			EUR	1,896	USD	2,272		11/17/17	62
Bank of America			GBP	1	USD	2		11/02/17	—
Bank of America			JPY	194,473	USD	1,705		11/01/17	(5)
Bank of America		MXN		418	USD	22		11/01/17	—
Bank of America		MXN		536	USD	28		11/01/17	—
Bank of America			SGD	355	USD	259		11/01/17	(1)
Bank of Montreal			USD	3,764	EUR	3,118		12/20/17	(123)
Bank of Montreal			USD	1,922	JPY	207,803		12/20/17	(90)
Bank of Montreal			USD	1,476	MXN	26,478		12/20/17	(106)
Bank of Montreal			USD	3,470	NZD	4,844		11/22/17	(157)
Bank of Montreal			USD	4,912	SEK	39,784		11/22/17	(155)
Bank of Montreal			AUD	4,058	USD	3,255		12/20/17	151
Bank of Montreal			CAD	3,095	USD	2,545		12/20/17	145
Bank of Montreal			NZD	6,899	USD	4,943		11/22/17	223
Bank of Montreal			SEK	27,934	USD	3,449		11/22/17	109
Barclays			EUR	233	USD	272		11/17/17	—
Barclays			EUR	519	USD	617		11/17/17	11
Barclays			EUR	6,542	USD	7,715		11/17/17	89

See accompanying notes which are an integral part of the financial statements.

816 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Barclays	EUR	8,652	USD	10,414	11/17/17	328
BNP Paribas	MXN	150,450	USD	7,908	12/20/17	124
Brown Brothers Harriman	USD	1	EUR	1	11/01/17	—
Brown Brothers Harriman	USD	1	EUR	1	11/01/17	—
Brown Brothers Harriman	USD	2	EUR	1	11/01/17	—
Brown Brothers Harriman	USD	4	EUR	3	11/01/17	—
Brown Brothers Harriman	USD	5	EUR	4	11/01/17	—
Brown Brothers Harriman	USD	5	EUR	4	11/01/17	—
Brown Brothers Harriman	USD	6	EUR	6	11/01/17	—
Brown Brothers Harriman	USD	3,765	EUR	3,118	12/20/17	(124)
Brown Brothers Harriman	USD	1,929	JPY	207,803	12/20/17	(97)
Brown Brothers Harriman	USD	1,476	MXN	26,478	12/20/17	(106)
Brown Brothers Harriman	AUD	4,058	USD	3,256	12/20/17	151
Brown Brothers Harriman	CAD	3,095	USD	2,550	12/20/17	149
Brown Brothers Harriman	CHF	311	USD	312	11/01/17	1
Brown Brothers Harriman	EUR	2	USD	2	11/01/17	—
Brown Brothers Harriman	EUR	2	USD	2	11/01/17	—
Brown Brothers Harriman	EUR	13	USD	15	11/01/17	—
Brown Brothers Harriman	EUR	73	USD	85	11/01/17	—
Brown Brothers Harriman	EUR	97	USD	113	11/01/17	—
Brown Brothers Harriman	EUR	128	USD	149	11/01/17	—
Brown Brothers Harriman	EUR	137	USD	159	11/01/17	—
Brown Brothers Harriman	EUR	202	USD	235	11/01/17	—
Brown Brothers Harriman	EUR	203	USD	236	11/01/17	—
Brown Brothers Harriman	EUR	209	USD	243	11/01/17	—
Brown Brothers Harriman	EUR	227	USD	264	11/01/17	—
Brown Brothers Harriman	EUR	241	USD	280	11/01/17	—
Brown Brothers Harriman	EUR	314	USD	365	11/01/17	(1)
Brown Brothers Harriman	EUR	438	USD	509	11/01/17	(1)
Brown Brothers Harriman	GBP	1	USD	2	11/01/17	—
Brown Brothers Harriman	GBP	2	USD	3	11/01/17	—
Brown Brothers Harriman	GBP	6	USD	8	11/01/17	—
Brown Brothers Harriman	GBP	9	USD	12	11/01/17	—
Brown Brothers Harriman	GBP	59	USD	78	11/01/17	—
Brown Brothers Harriman	GBP	113	USD	149	11/01/17	(1)
Brown Brothers Harriman	NOK	152	USD	19	11/01/17	—
Citigroup	USD	4,000	CAD	5,140	12/20/17	(14)
Citigroup	USD	535	EUR	443	11/17/17	(18)
Citigroup	USD	590	EUR	489	11/17/17	(20)
Citigroup	USD	1,338	EUR	1,137	11/17/17	(14)
Citigroup	USD	2,081	EUR	1,764	11/22/17	(24)
Citigroup	USD	4,891	EUR	4,146	11/22/17	(56)
Citigroup	USD	3,766	EUR	3,118	12/20/17	(124)
Citigroup	USD	4,020	EUR	3,450	12/20/17	10
Citigroup	USD	2,002	HKD	15,600	12/20/17	—
Citigroup	USD	1,003	JPY	113,510	12/20/17	(3)
Citigroup	USD	1,929	JPY	207,803	12/20/17	(97)
Citigroup	USD	1,476	MXN	26,478	12/20/17	(106)
Citigroup	AUD	4,058	USD	3,259	12/20/17	155
Citigroup	CAD	3,095	USD	2,552	12/20/17	152
Citigroup	CHF	2,040	USD	2,094	11/22/17	47
Citigroup	CHF	3,366	USD	3,455	11/22/17	77
Citigroup	MXN	153,280	USD	7,926	12/20/17	(4)

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 817

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
HSBC	USD	346	ARS	6,342	01/10/18	(1)
HSBC	USD	979	ARS	17,803	01/10/18	(11)
HSBC	USD	31	BRL	98	11/03/17	(1)
HSBC	USD	31	BRL	98	11/03/17	(1)
HSBC	USD	427	BRL	1,346	11/03/17	(16)
HSBC	USD	230	CLP	146,533	01/19/18	—
HSBC	USD	1,534	CLP	955,300	01/19/18	(34)
HSBC	USD	—	CNY	3	11/14/17	—
HSBC	USD	1,487	CNY	10,409	11/14/17	82
HSBC	USD	2,908	CNY	20,279	11/14/17	150
HSBC	USD	1,084	COP	3,259,087	11/24/17	(15)
HSBC	USD	3,711	COP	11,209,985	11/24/17	(33)
HSBC	USD	243	CZK	5,348	11/03/17	—
HSBC	USD	630	CZK	13,681	11/03/17	(9)
HSBC	USD	991	CZK	24,131	11/03/17	104
HSBC	USD	1,033	CZK	23,674	11/03/17	42
HSBC	USD	2,116	CZK	45,495	02/27/18	(36)
HSBC	USD	200	EUR	168	01/12/18	(3)
HSBC	USD	460	HKD	3,586	11/06/17	—
HSBC	USD	2,014	HKD	15,636	11/06/17	(10)
HSBC	USD	2,474	HKD	19,209	11/06/17	(12)
HSBC	USD	1,135	HKD	8,832	02/27/18	—
HSBC	USD	126	HUF	33,036	11/29/17	(2)
HSBC	USD	11	IDR	154,207	11/24/17	—
HSBC	USD	91	IDR	1,239,918	11/24/17	—
HSBC	USD	91	IDR	1,241,280	11/24/17	1
HSBC	USD	91	IDR	1,234,926	11/24/17	—
HSBC	USD	91	IDR	1,235,107	11/24/17	—
HSBC	USD	91	IDR	1,241,280	11/24/17	1
HSBC	USD	91	IDR	1,240,372	11/24/17	1
HSBC	USD	91	IDR	1,235,516	11/24/17	—
HSBC	USD	91	IDR	1,235,516	11/24/17	—
HSBC	USD	1,000	IDR	13,329,000	11/24/17	(19)
HSBC	USD	1,294	IDR	17,554,412	11/24/17	(2)
HSBC	USD	430	ILS	1,498	11/29/17	(4)
HSBC	USD	8	INR	526	11/06/17	—
HSBC	USD	260	INR	17,103	11/06/17	4
HSBC	USD	1,470	INR	95,976	11/06/17	12
HSBC	USD	330	KRW	376,035	11/17/17	6
HSBC	USD	410	KRW	464,325	11/17/17	5
HSBC	USD	565	KRW	637,992	11/17/17	6
HSBC	USD	565	KRW	637,795	11/17/17	6
HSBC	USD	263	MXN	5,130	02/12/18	—
HSBC	USD	2,030	MXN	38,439	02/12/18	(59)
HSBC	USD	233	PEN	762	11/20/17	1
HSBC	USD	646	PEN	2,145	11/20/17	14
HSBC	USD	369	PEN	1,199	02/27/18	(2)
HSBC	USD	—	PHP	23	11/20/17	—
HSBC	USD	50	PHP	2,560	11/20/17	(1)
HSBC	USD	1,945	PLN	7,000	01/16/18	(21)
HSBC	USD	2,347	PLN	8,521	01/16/18	(5)
HSBC	USD	2,347	PLN	8,521	01/16/18	(5)
HSBC	USD	114	RON	445	11/22/17	(1)

See accompanying notes which are an integral part of the financial statements.

818 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
HSBC	USD	159	RON	652	11/22/17	6
HSBC	USD	640	RON	2,455	11/22/17	(19)
HSBC	USD	1,725	RON	6,714	11/22/17	(26)
HSBC	USD	52	RUB	3,177	11/20/17	2
HSBC	USD	52	RUB	3,177	11/20/17	2
HSBC	USD	65	RUB	3,973	11/20/17	3
HSBC	USD	65	RUB	3,975	11/20/17	3
HSBC	USD	65	RUB	3,975	11/20/17	3
HSBC	USD	65	RUB	3,979	11/20/17	3
HSBC	USD	65	RUB	3,973	11/20/17	3
HSBC	USD	65	RUB	3,979	11/20/17	3
HSBC	USD	216	RUB	13,421	11/20/17	13
HSBC	USD	620	RUB	38,045	11/20/17	29
HSBC	USD	52	RUB	3,076	02/26/18	(1)
HSBC	USD	2,300	SGD	3,111	01/29/18	(16)
HSBC	USD	114	THB	3,811	11/15/17	1
HSBC	USD	2,928	THB	98,291	11/15/17	31
HSBC	USD	2,197	THB	72,902	02/28/18	(1)
HSBC	USD	157	TRY	556	01/11/18	(14)
HSBC	USD	3	ZAR	36	11/22/17	—
HSBC	USD	52	ZAR	679	11/22/17	(4)
HSBC	USD	121	ZAR	1,663	11/22/17	(4)
HSBC	USD	159	ZAR	2,264	11/22/17	—
HSBC	USD	309	ZAR	4,365	11/22/17	(2)
HSBC	USD	404	ZAR	5,703	11/22/17	(2)
HSBC	ARS	7,873	USD	430	01/10/18	2
HSBC	BRL	98	USD	30	11/03/17	—
HSBC	BRL	748	USD	233	11/03/17	4
HSBC	BRL	795	USD	250	11/03/17	7
HSBC	BRL	98	USD	30	02/02/18	1
HSBC	CLP	226,602	USD	360	01/19/18	4
HSBC	COP	597,617	USD	202	11/24/17	6
HSBC	COP	914,190	USD	310	11/24/17	10
HSBC	COP	3,395,485	USD	1,151	11/24/17	37
HSBC	COP	9,561,780	USD	3,209	11/24/17	72
HSBC	COP	669,812	USD	219	02/28/18	1
HSBC	COP	11,209,985	USD	3,676	02/28/18	29
HSBC	CZK	4,602	USD	190	11/03/17	(19)
HSBC	CZK	16,737	USD	770	11/03/17	10
HSBC	CZK	45,495	USD	2,100	11/03/17	35
HSBC	EUR	641	USD	760	01/12/18	10
HSBC	HKD	3,198	USD	410	11/06/17	—
HSBC	HKD	4,458	USD	571	11/06/17	(1)
HSBC	HKD	4,554	USD	583	11/06/17	(1)
HSBC	HKD	5,678	USD	730	11/06/17	2
HSBC	HKD	8,832	USD	1,132	11/06/17	—
HSBC	HKD	11,710	USD	1,506	11/06/17	5
HSBC	HUF	98,411	USD	373	11/29/17	5
HSBC	IDR	7,569,203	USD	557	11/24/17	(1)
HSBC	IDR	7,573,656	USD	557	11/24/17	(1)
HSBC	IDR	8,136,000	USD	600	11/24/17	1
HSBC	IDR	17,662,674	USD	1,302	11/24/17	2
HSBC	IDR	154,207	USD	11	04/30/18	—

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 819

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
HSBC	IDR	1,261,068	USD	91	04/30/18	—
HSBC	IDR	1,261,431	USD	91	04/30/18	—
HSBC	IDR	1,261,842	USD	91	04/30/18	—
HSBC	IDR	1,261,842	USD	91	04/30/18	—
HSBC	IDR	1,268,057	USD	91	04/30/18	(1)
HSBC	IDR	1,268,057	USD	91	04/30/18	(1)
HSBC	IDR	1,268,965	USD	91	04/30/18	(1)
HSBC	IDR	1,269,600	USD	91	04/30/18	(1)
HSBC	ILS	1,473	USD	420	11/29/17	1
HSBC	ILS	3,945	USD	1,110	11/29/17	(11)
HSBC	INR	113,606	USD	1,731	11/06/17	(24)
HSBC	KRW	38	USD	—	11/17/17	—
HSBC	KRW	463,423	USD	410	11/17/17	(5)
HSBC	KRW	826,343	USD	741	11/17/17	2
HSBC	KRW	826,343	USD	742	11/17/17	2
HSBC	MXN	9,435	USD	490	02/12/18	6
HSBC	PEN	389	USD	120	11/20/17	—
HSBC	PEN	1,199	USD	370	11/20/17	2
HSBC	PEN	1,319	USD	400	11/20/17	(6)
HSBC	PHP	2,583	USD	50	11/20/17	—
HSBC	PHP	23	USD	—	02/26/18	—
HSBC	PLN	357	USD	98	01/16/18	—
HSBC	PLN	6,528	USD	1,820	01/16/18	26
HSBC	RON	331	USD	83	11/22/17	(1)
HSBC	RON	344	USD	87	11/22/17	—
HSBC	RON	2,161	USD	540	11/22/17	(7)
HSBC	RON	2,456	USD	630	11/22/17	8
HSBC	RUB	3,076	USD	53	11/20/17	1
HSBC	RUB	8,678	USD	150	11/20/17	2
HSBC	RUB	18,414	USD	300	11/20/17	(14)
HSBC	RUB	51,507	USD	869	11/20/17	(10)
HSBC	SGD	815	USD	600	01/29/18	2
HSBC	SGD	1,171	USD	861	01/29/18	—
HSBC	THB	29,200	USD	880	11/15/17	1
HSBC	THB	72,902	USD	2,197	11/15/17	2
HSBC	TRY	901	USD	240	01/11/18	7
HSBC	TRY	5,025	USD	1,421	01/11/18	124
HSBC	TRY	8,754	USD	2,400	01/11/18	141
HSBC	ZAR	1,613	USD	119	11/22/17	6
HSBC	ZAR	1,927	USD	140	11/22/17	4
HSBC	ZAR	2,465	USD	182	11/22/17	8
HSBC	ZAR	3,943	USD	295	11/22/17	17
HSBC	ZAR	4,741	USD	350	11/22/17	16
HSBC	ZAR	5,130	USD	385	11/22/17	24
HSBC	ZAR	5,298	USD	398	11/22/17	25
JPMorgan Chase	BRL	1,346	USD	411	11/03/17	(1)
JPMorgan Chase	CNY	30,691	USD	4,458	11/14/17	(167)
JPMorgan Chase	EUR	201	USD	237	11/17/17	2
Morgan Stanley	EUR	503	USD	602	11/17/17	15
Morgan Stanley	EUR	641	USD	759	11/17/17	12
Morgan Stanley	EUR	6,541	USD	7,717	11/17/17	92
Royal Bank of Canada	USD	3,454	AUD	4,407	11/22/17	(81)
Royal Bank of Canada	USD	3,768	EUR	3,118	12/20/17	(127)

See accompanying notes which are an integral part of the financial statements.

820 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Canada	USD	2,095	JPY	234,703	11/22/17	(30)
Royal Bank of Canada	USD	1,930	JPY	207,803	12/20/17	(98)
Royal Bank of Canada	USD	1,473	MXN	26,478	12/20/17	(103)
Royal Bank of Canada	AUD	4,058	USD	3,259	12/20/17	156
Royal Bank of Canada	CAD	3,095	USD	2,551	12/20/17	150
Royal Bank of Canada	JPY	551,551	USD	4,924	11/22/17	69
State Street	USD	839	EUR	710	11/17/17	(12)
State Street	USD	7,448	EUR	6,320	12/20/17	(66)
State Street	USD	998	GBP	760	12/20/17	13
State Street	USD	1,982	GBP	1,490	12/20/17	—
State Street	USD	10	HKD	80	11/01/17	—
State Street	USD	1,002	HKD	7,810	12/20/17	—
State Street	USD	3,005	JPY	337,470	12/20/17	(30)
State Street	USD	4,898	NOK	38,731	11/22/17	(155)
State Street	USD	63	SEK	500	12/20/17	(3)
State Street	USD	533	SEK	4,340	12/20/17	(13)
State Street	USD	208	ZAR	2,710	12/20/17	(18)
State Street	AUD	59	USD	45	11/01/17	—
State Street	AUD	119	USD	91	11/01/17	—
State Street	AUD	287	USD	220	11/01/17	1
State Street	AUD	288	USD	221	11/01/17	1
State Street	BRL	1,631	USD	501	11/01/17	2
State Street	BRL	194	USD	59	11/03/17	—
State Street	BRL	281	USD	86	11/03/17	—
State Street	CHF	170	USD	180	12/20/17	9
State Street	CNY	60,560	USD	9,218	12/20/17	119
State Street	DKK	21,670	USD	3,434	11/22/17	39
State Street	GBP	3,905	USD	5,209	01/26/18	8
State Street	GBP	3,906	USD	5,210	01/26/18	8
State Street	HKD	18	USD	2	11/01/17	—
State Street	HKD	438	USD	56	11/01/17	—
State Street	HKD	829	USD	106	11/01/17	—
State Street	HKD	1,867	USD	239	11/01/17	—
State Street	HKD	5,580	USD	716	12/20/17	—
State Street	INR	7,620	USD	118	12/20/17	1
State Street	JPY	8,850	USD	78	11/02/17	—
State Street	JPY	10,300	USD	91	11/02/17	—
State Street	KRW	9,298,950	USD	8,242	12/19/17	(76)
State Street	MXN	153,560	USD	7,951	12/20/17	7
State Street	NOK	16,481	USD	2,084	11/22/17	66
State Street	NOK	8,070	USD	1,045	12/20/17	56
State Street	NZD	337	USD	232	11/01/17	1
State Street	RUB	395,640	USD	6,835	12/20/17	106
State Street	SGD	2,420	USD	1,805	12/20/17	29
State Street	TWD	90,790	USD	3,046	12/20/17	24
UBS	USD	228	BRL	748	11/03/17	—
UBS	USD	243	BRL	795	11/03/17	—
UBS	BRL	98	USD	30	11/03/17	—
UBS	BRL	98	USD	30	02/02/18	1
Westpac	USD	2,104	GBP	1,587	11/22/17	6
Westpac	ILS	7,310	USD	2,081	11/22/17	4
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts (å)						1,226

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 821

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Total Return Swap Contracts
Amounts in thousands
						Premiums	Unrealized
						Paid	Appreciation
		Notional			Termination	(Received)	(Depreciation)	Fair Value
Underlying Reference Entity	Counterparty	Amount		Terms	Date	$	$	$
Long
Markit IOS Index	Goldman Sachs	USD	22,789	1 Month LIBOR(1)	01/12/45	—	(61)	(61)
Short
Markit IOS Index	Goldman Sachs	USD	22,789	1 Month LIBOR(1)	01/12/45	—	59	59
Total Open Total Return Swap Contracts (å)						—	(2)	(2)

Interest Rate Swap Contracts
Amounts in thousands
								Premiums	Unrealized
								Paid	Appreciation
							Termination	(Received)	(Depreciation)	Fair Value
Counterparty	Notional Amount		Fund Receives		Fund Pays		Date	$	$	$
Barclays	USD	3,712	Three Month LIBOR(2)		1.763	%(3)	10/10/19	—	2	2
Barclays	USD	3,623	Three Month LIBOR(2)		1.770	%(3)	10/12/19	—	2	2
Barclays	USD	134,001	Three Month LIBOR(2)		1.800	%(3)	12/20/19	5	155	160
Barclays	USD	1,463	Three Month LIBOR(2)		2.044	%(3)	10/19/22	—	2	2
Barclays	USD	1,702	Three Month LIBOR(2)		2.050	%(3)	12/20/22	(1)	6	5
Barclays	USD	3,885	Three Month LIBOR(2)		2.283	%(3)	10/02/27	—	18	18
Barclays	USD	488	2.288	%(3)	Three Month LIBOR(2)		10/03/27	—	(2)	(2)
Barclays	USD	617	Three Month LIBOR(2)		2.270	%(3)	10/03/27	—	4	4
Barclays	USD	1,954	Three Month LIBOR(2)		2.272	%(3)	10/03/27	—	11	11
Barclays	USD	1,120	2.286	%(3)	Three Month LIBOR(2)		10/06/27	—	(5)	(5)
Barclays	USD	1,330	2.272	%(3)	Three Month LIBOR(2)		10/06/27	—	(8)	(8)
Barclays	USD	294	Three Month LIBOR(2)		2.325	%(3)	10/10/27	—	—	—
Barclays	USD	294	Three Month LIBOR(2)		2.323	%(3)	10/10/27	—	—	—
Barclays	USD	472	Three Month LIBOR(2)		2.357	%(3)	10/10/27	—	(1)	(1)
Barclays	USD	472	Three Month LIBOR(2)		2.346	%(3)	10/10/27	—	—	—
Barclays	USD	648	2.294	%(3)	Three Month LIBOR(2)		10/10/27	—	(3)	(3)
Barclays	USD	663	2.295	%(3)	Three Month LIBOR(2)		10/10/27	—	(2)	(2)
Barclays	USD	663	2.290	%(3)	Three Month LIBOR(2)		10/10/27	—	(3)	(3)
Barclays	USD	3,666	Three Month LIBOR(2)		2.314	%(3)	10/12/27	—	8	8
Barclays	USD	5,997	Three Month LIBOR(2)		2.300	%(3)	10/12/27	—	21	21
Barclays	USD	2,344	2.290	%(3)	Three Month LIBOR(2)		10/13/27	—	(10)	(10)
Barclays	USD	716	Three Month LIBOR(2)		2.320	%(3)	10/17/27	—	1	1
Barclays	USD	2,276	2.283	%(3)	Three Month LIBOR(2)		10/17/27	—	(12)	(12)
Barclays	USD	2,577	Three Month LIBOR(2)		2.259	%(3)	10/17/27	—	19	19
Barclays	USD	4,924	Three Month LIBOR(2)		2.300	%(3)	10/17/27	—	18	18
Barclays	USD	8,588	Three Month LIBOR(2)		2.300	%(3)	10/17/27	—	31	31
Barclays	USD	602	Three Month LIBOR(2)		2.276	%(3)	10/18/27	—	4	4
Barclays	USD	2,291	2.270	%(3)	Three Month LIBOR(2)		10/18/27	—	(15)	(15)
Barclays	USD	2,291	2.272	%(3)	Three Month LIBOR(2)		10/18/27	—	(14)	(14)
Barclays	USD	2,291	2.260	%(3)	Three Month LIBOR(2)		10/18/27	—	(17)	(17)
Barclays	USD	2,291	2.258	%(3)	Three Month LIBOR(2)		10/18/27	—	(17)	(17)

See accompanying notes which are an integral part of the financial statements.

822 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Interest Rate Swap Contracts
Amounts in thousands
								Premiums	Unrealized
								Paid	Appreciation
							Termination	(Received)	(Depreciation)	Fair Value
Counterparty	Notional Amount		Fund Receives		Fund Pays		Date	$	$	$
Barclays	USD	2,291	2.263	%(3)	Three Month LIBOR(2)		10/18/27	—	(16)	(16)
Barclays	USD	876	Three Month LIBOR(2)		2.303	%(3)	10/23/27	—	3	3
Barclays	USD	6,243	Three Month LIBOR(2)		2.284	%(3)	10/23/27	—	33	33
Barclays	USD	3,287	Three Month LIBOR(2)		2.356	%(3)	10/24/27	—	(4)	(4)
Barclays	USD	16,894	2.341	%(3)	Three Month LIBOR(2)		10/25/27	—	(3)	(3)
Barclays	USD	18,636	Three Month LIBOR(2)		2.338	%(3)	10/25/27	—	9	9
Barclays	USD	2,845	2.383	%(3)	Three Month LIBOR(2)		10/26/27	—	10	10
Barclays	USD	602	Three Month LIBOR(2)		2.440	%(3)	10/27/27	—	(5)	(5)
Barclays	USD	1,922	Three Month LIBOR(2)		2.422	%(3)	10/27/27	—	(14)	(14)
Barclays	USD	1,922	Three Month LIBOR(2)		2.426	%(3)	10/27/27	—	(14)	(14)
Barclays	USD	588	Three Month LIBOR(2)		2.403	%(3)	10/30/27	—	(3)	(3)
Barclays	USD	588	Three Month LIBOR(2)		2.403	%(3)	10/30/27	—	(3)	(3)
Barclays	USD	4,109	Three Month LIBOR(2)		2.428	%(3)	10/31/27	—	(31)	(31)
Barclays	USD	969	Three Month LIBOR(2)		2.364	%(3)	11/01/27	—	(2)	(2)
Barclays	USD	969	Three Month LIBOR(2)		2.365	%(3)	11/01/27	—	(2)	(2)
Barclays	USD	969	Three Month LIBOR(2)		2.368	%(3)	11/01/27	—	(2)	(2)
Barclays	USD	9,544	2.306	%(3)	Three Month LIBOR(2)		11/01/27	—	(34)	(34)
Barclays	USD	2,952	Three Month LIBOR(2)		2.301	%(3)	11/07/27	—	12	12
Barclays	USD	2,598	Three Month LIBOR(2)		2.450	%(3)	11/29/27	—	(22)	(22)
Barclays	USD	1,772	Three Month LIBOR(2)		2.443	%(3)	12/06/27	—	(13)	(13)
Barclays	USD	1,433	2.250	%(3)	Three Month LIBOR(2)		12/20/27	(7)	(8)	(15)
Barclays	USD	672	Three Month LIBOR(2)		2.527	%(3)	10/04/47	—	8	8
Barclays	USD	743	2.546	%(3)	Three Month LIBOR(2)		10/04/47	—	(6)	(6)
Barclays	USD	1,344	2.530	%(3)	Three Month LIBOR(2)		10/04/47	—	(16)	(16)
Barclays	USD	472	2.519	%(3)	Three Month LIBOR(2)		10/23/47	—	(7)	(7)
Barclays	USD	6,789	2.500	%(3)	Three Month LIBOR(2)		12/20/47	(70)	(70)	(140)
Total Open Interest Rate Swap Contracts (å)								(73)	(7)	(80)

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
						Fund
			Implied			(Pays)/			Premiums
		Purchase/Sell	Credit	Notional		Receives		Termination	Paid/(Received)	Unrealized Appreciation	Fair Value
Reference Entity	Counterparty	Protection	Spread	Amount		Fixed Rate		Date	$	(Depreciation) $	$
Intesa Sanpaolo	Citigroup	Sell	0.637%	EUR	500	1.000	%(2)	06/20/22	7	3	10
Intesa Sanpaolo
S. p. A.	Citigroup	Sell	0.637%	EUR	240	1.000	%(2)	06/20/22	2	3	5
Intesa Sanpaolo
S. p. A.	Citigroup	Sell	0.684%	EUR	900	1.000	%(2)	12/20/22	16	2	18
UniCredit	Citigroup	Sell	0.644%	EUR	500	1.000	%(2)	06/20/22	5	5	10
UniCredit S. p. A.	Citigroup	Sell	0.644%	EUR	245	1.000	%(2)	06/20/22	2	3	5

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 823

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
						Fund
			Implied			(Pays)/			Premiums
		Purchase/Sell	Credit	Notional		Receives		Termination	Paid/(Received)	Unrealized Appreciation	Fair Value
Reference Entity	Counterparty	Protection	Spread	Amount		Fixed Rate		Date	$	(Depreciation) $	$
UniCredit S. p. A.	Citigroup	Sell	0.689%	EUR	900	1.000	%(2)	12/20/22	15	3	18
Total Open Corporate Issues Contracts									47	19	66

Credit Indices
						Fund
						(Pays)/			Premiums
		Purchase/Sell		Notional		Receives		Termination	Paid/(Received)	Unrealized Appreciation	Fair Value
Reference Entity	Counterparty	Protection		Amount		Fixed Rate		Date	$	(Depreciation) $	$
CDX Emerging
Markets Index	Bank of America	Sell		USD	25,400	1.000	%(2)	12/20/22	(1,049)	196	(853)
CDX NA High Yield
Index	Bank of America	Purchase		USD	71,500	(5.000%)(2)		12/20/22	(5,273)	(971)	(6,244)
CDX NA High Yield
Index	JPMorgan Chase	Purchase		USD	1,800	(5.000%)(2)		12/20/22	(143)	(14)	(157)
CDX NA High Yield
Index	Bank of America	Sell		USD	25,000	5.000	%(2)	12/20/22	1,855	328	2,183
CDX NA Investment
Grade Index	Bank of America	Sell		USD	63,000	1.000	%(2)	12/20/22	1,324	181	1,505
CMBX NA Index	Credit Suisse	Sell		USD	3,130	3.000	%(2)	05/11/63	(507)	(15)	(522)
CMBX NA Index	Deutsche Bank	Sell		USD	3,131	3.000	%(2)	05/11/63	(529)	6	(523)
CMBX NA Index	Goldman Sachs	Sell		USD	3,200	3.000	%(2)	05/11/63	(519)	(14)	(533)
CMBX NA Index	JPMorgan Chase	Sell		USD	3,200	3.000	%(2)	05/11/63	(517)	(16)	(533)
CMBX NA Index	JPMorgan Chase	Sell		USD	3,130	3.000	%(2)	05/11/63	(506)	(16)	(522)
Total Open Credit Indices Contracts (å)									(5,864)	(335)	(6,199)
Total Open Credit Default Swap Contracts (å)									(5,817)	(316)	(6,133)

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$2,380	$2,498	$—	$4,878	0.4
Corporate Bonds and Notes	—	226,991	—	—	226,991	17.2
Financial Services	—	1,800	—	—	1,800	0.1
International Debt	—	116,531	—	—	116,531	8.8
Loan Agreements	—	192,994	—	—	192,994	14.6
Mortgage-Backed Securities	—	141,530	3,188	—	144,718	11.0
Non-US Bonds	—	70,912	—	—	70,912	5.4
United States Government Treasuries	—	1,675	—	—	1,675	0.1
Common Stocks
Consumer Discretionary	13,636	14,406	—	—	28,042	2.1
Consumer Staples	16,875	9,897	—	—	26,772	2.0
Energy	8,201	7,083	—	—	15,284	1.2
Financial Services	53,895	32,830	37	—	86,762	6.6

See accompanying notes which are an integral part of the financial statements.

824 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings
Amounts in thousands
Fair Value

				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Health Care	25,715	13,451	119	—	39,285	3.0
Materials and Processing	12,446	6,396	—	—	18,842	1.4
Producer Durables	13,292	23,273	—	—	36,565	2.8
Technology	32,232	10,469	103	—	42,804	3.2
Utilities	24,257	13,312	—	—	37,569	2.8
Preferred Stocks	26,241	5,383	—	—	31,624	2.4
Options Purchased	—	7,287	—	—	7,287	0.5
Warrants & Rights	11	—	104	—	115	—*
Short-Term Investments	—	22,749	—	185,400	208,149	15.8
Other Securities	—	—	—	10,020	10,020	0.8
Total Investments	226,801	921,349	6,049	195,420	1,349,619	102.2
Other Assets and Liabilities, Net						(2.2)
						100.0
Other Financial Instruments
Assets
Futures Contracts	8,372	—	—	—	8,372	0.6
Foreign Currency Exchange Contracts	12	4,418	—	—	4,430	0.3
Total Return Swap Contracts	—	59	—	—	59	—*
Interest Rate Swap Contracts	—	381	—	—	381	—*
Credit Default Swap Contracts	—	3,754	—	—	3,754	0.3
A
Liabilities
Futures Contracts	(9,652)	—	—	—	(9,652)	(0.7)
Options Written	—	(482)	—	—	(482)	(—)*
Foreign Currency Exchange Contracts	(13)	(3,191)	—	—	(3,204)	(0.2)
Total Return Swap Contracts	—	(61)	—	—	(61)	(—)*
Interest Rate Swap Contracts	—	(461)	—	—	(461)	(—)*
Credit Default Swap Contracts	—	(9,887)	—	—	(9,887)	(0.7)

Total Other Financial Instruments**	$(1,281)	$(5,470)	$—	$—	$(6,751)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2017, were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 825

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands
Fair Value
Country Exposure	$
Argentina	590
Australia	12,882
Austria	1,757
Belgium	326
Bermuda	4,758
Brazil	5,339
Canada	52,733
Cayman Islands	8,524
Chile	1,199
China	2,726
Colombia	7,326
Denmark	3,186
Finland	480
France	26,932
Germany	8,511
Ghana	27
Greece	827
Guernsey	367
Hong Kong	10,513
Hungary	2,731
Iceland	3,072
India	3,151
Indonesia	5,903
Ireland	5,151
Israel	257
Italy	6,376
Japan	33,353
Jersey	1,692
Lebanon	37
Luxembourg	16,566
Malaysia	1,904
Mauritius	983
Mexico	9,840
Monaco	947
Netherlands	9,221
New Zealand	244
Norway	4,740
Panama	516
Peru	1,135
Philippines	179
Portugal	187
Romania	373
Russia	10,218
Singapore	6,583
South Africa	5,683
South Korea	5,319
Spain	4,653
Sweden	7,590
Switzerland	14,032
Thailand	2,136
Turkey	5,741
Ukraine	166

See accompanying notes which are an integral part of the financial statements.

826 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands
Fair Value
Country Exposure	$
United Kingdom	39,756
United States	984,562
Virgin Islands, British	5,619
Total Investments	1,349,619

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 827

Russell Investment Company
Multi-Strategy Income Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$7,017	$—	$—	$270
Unrealized appreciation on foreign currency exchange contracts	—	—	4,430	—
Variation margin on futures contracts**	7,854	—	—	518
Total return swap contracts, at fair value	59	—	—	—
Interest rate swap contracts, at fair value	—	—	—	381
Credit default swap contracts, at fair value	—	3,754	—	—
Total	$14,930	$3,754	$4,430	$1,169

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$9,281	$—	$—	$371
Unrealized depreciation on foreign currency exchange contracts	—	—	3,204	—
Options written, at fair value	—	—	—	482
Total return swap contracts, at fair value	61	—	—	—
Interest rate swap contracts, at fair value	—	—	—	461
Credit default swap contracts, at fair value	—	9,887	—	—
Total	$9,342	$9,887	$3,204	$1,314
			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$(932)	$—	$—	$(1,271)
Futures contracts	9,004	—	—	344
Options written	1,602	—	—	2,962
Total return swap contracts	(379)	—	—	—
Interest rate swap contracts	—	—	—	301
Credit default swap contracts	—	877	—	—
Foreign currency exchange contracts	—	—	(3,413)	—
Total	$9,295	$877	$(3,413)	$2,336

Location: Statement of Operations - Net change in unrealized appreciation
(depreciation)
Investments****	$3,077	$—	$—	$(618)
Futures contracts	(2,175)	—	—	210
Options written	(520)	—	—	407
Total return swap contracts	(2)	—	—	—
Interest rate swap contracts	—	—	—	(7)
Credit default swap contracts	—	(422)	—	—
Foreign currency exchange contracts	—	—	674	—
Total	$380	$(422)	$674	$(8)

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Includes net change in unrealized appreciation/depreciation on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

828 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund
Balance Sheet Offsetting Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$7,287	$ — $	7,287
Securities on Loan*	Investments, at fair value	9,845	—	9,845
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	4,430	—	4,430
Futures Contracts	Variation margin on futures contracts	597	—	597
Total Return Swap Contracts	Total return swap contracts, at fair value	59	—	59
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	381	—	381
Credit Default Swap Contracts	Credit default swap contracts, at fair value	3,754	—	3,754
Total Financial and Derivative Assets		26,353	—	26,353
Financial and Derivative Assets not subject to a netting agreement		(4,678)	—	(4,678)
Total Financial and Derivative Assets subject to a netting agreement		$21,675	$ — $	21,675

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$1,741	$184	$—	$1,557
Bank of Montreal	628	608	—	20
Barclays	428	—	—	428
BNP Paribas	124	—	—	124
Brown Brothers Harriman	302	302	—	—
Citigroup	2,679	497	2,124	58
Credit Suisse	1,456	—	1,456	—
Goldman Sachs	7,443	99	6,988	356
HSBC	2,520	493	1,570	457
JPMorgan Chase	173	171	—	2
Merrill Lynch	2,020	—	2,020	—
Morgan Stanley	119	—	—	119
Royal Bank of Canada	375	375	—	—
Societe Generale	1,172	—	1,172	—
State Street	484	323	—	161
UBS	1	—	—	1
Westpac	10	—	—	10
Total	$21,675	$3,052	$15,330	$3,293

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 829

Russell Investment Company
Multi-Strategy Income Fund

Balance Sheet Offsetting Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$849	$ — $	849
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	3,204	—	3,204
Options Written Contracts	Options written, at fair value	482	—	482
Total Return Swap Contracts	Total return swap contracts, at fair value	61	—	61
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	461	—	461
Credit Default Swap Contracts	Credit default swap contracts, at fair value	9,887	—	9,887
Total Financial and Derivative Liabilities		14,944	—	14,944
Financial and Derivative Liabilities not subject to a netting agreement		(8,578)	—	(8,578)
Total Financial and Derivative Liabilities subject to a netting agreement		$6,366	$ — $	6,366

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$298	$184	$—	$114
Bank of Montreal	631	608	—	23
Brown Brothers Harriman	327	302	—	25
Citigroup	595	497	98	—
Credit Suisse	522	—	—	522
Deutsche Bank	523	—	—	523
Goldman Sachs	570	99	—	471
HSBC	493	493	—	—
JPMorgan Chase	1,595	171	1,424	—
Royal Bank of Canada	439	375	—	64
State Street	373	323	—	50
Total	$6,366	$3,052	$1,522	$1,792

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

830 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$1,315,188
Investments, at fair value(*)(>)	1,349,619
Cash	2,800
Cash (restricted)(a)(b)(c)	30,516
Foreign currency holdings(^)	4,453
Unrealized appreciation on foreign currency exchange contracts	4,430
Receivables:
Dividends and interest	9,674
Dividends from affiliated funds	167
Investments sold	66,762
Fund shares sold	2,785
Variation margin on futures contracts	597
Total return swap contracts, at fair value(8)	59
Interest rate swap contracts, at fair value(•)	381
Credit default swap contracts, at fair value(+)	3,754
Total assets	1,475,997

Liabilities
Payables:
Due to custodian	4,042
Due to broker (d)(e)(f)	7,190
Investments purchased	117,671
Fund shares redeemed	809
Accrued fees to affiliates	864
Other accrued expenses	231
Variation margin on futures contracts	849
Deferred capital gains tax liability	12
Unrealized depreciation on foreign currency exchange contracts	3,204
Options written, at fair value(x)	482
Payable upon return of securities loaned	10,020
Total return swap contracts, at fair value(8)	61
Interest rate swap contracts, at fair value(•)	461
Credit default swap contracts, at fair value(+)	9,887
Total liabilities	155,783

Net Assets	$1,320,214

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 831

Russell Investment Company
Multi-Strategy Income Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$305
Accumulated net realized gain (loss)	11,853
Unrealized appreciation (depreciation) on:
Investments (net deferred tax liability for foreign capital gain taxes)	34,419
Futures contracts	(1,280)
Options written	407
Foreign currency exchange contracts	1,226
Total return swap contracts	(2)
Interest rate swap contracts	(7)
Credit default swap contracts	(316)
Foreign currency-related transactions	(68)
Shares of beneficial interest	1,284
Additional paid-in capital	1,272,393
Net Assets	$1,320,214

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.26
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$10.66
Class A — Net assets	$13,283,381
Class A — Shares outstanding ($. 01 par value)	1,294,171
Net asset value per share: Class C(#)	$10.23
Class C — Net assets	$8,242,422
Class C — Shares outstanding ($. 01 par value)	805,446
Net asset value per share: Class E (#)	$10.38
Class E — Net assets	$79,424
Class E — Shares outstanding ($. 01 par value)	7,649
Net asset value per share: Class M(#)	$10.27
Class M — Net assets	$29,334,789
Class M — Shares outstanding ($. 01 par value)	2,855,382
Net asset value per share: Class S (#)	$10.28
Class S — Net assets	$ 1,020,872,032
Class S — Shares outstanding ($. 01 par value)	99,297,905
Net asset value per share: Class T(#)	$10.37
Class T — Net assets	$102,564
Class T — Shares outstanding ($. 01 par value)	9,891
Net asset value per share: Class Y(#)	$10.29
Class Y — Net assets	$248,299,377
Class Y — Shares outstanding ($. 01 par value)	24,132,183
Amounts in thousands
(^) Foreign currency holdings - cost	$4,487
(x) Premiums received on options written	$889
(*) Securities on loan included in investments	$9,845
(8) Total return swap contracts - premiums paid (received)	$—
(•) Interest rate swap contracts - premiums paid (received)	$(73)
(+) Credit default swap contracts - premiums paid (received)	$(5,817)
(>) Investments in affiliates, U. S. Cash Management Fund and U. S. Cash Collateral Fund	$195,420

(a) Cash Collateral for Futures	$18,928
(b) Cash Collateral for Swaps	$11,338
(c) Cash Collateral for Forwards	$250
(d) Due to Broker for Futures	$231
(e) Due to Broker for Forwards	$419
(f) Due to Broker for Options	$6,540
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

832 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$9,657
Dividends from affiliated funds	947
Interest	32,426
Securities lending income (net)	95
Securities lending income from affiliated funds (net)	44
Total investment income	43,169

Expenses
Advisory fees	7,214
Administrative fees	464
Custodian fees	624
Distribution fees - Class A	29
Distribution fees - Class C	59
Distribution fees - Class T	—**
Transfer agent fees - Class A	23
Transfer agent fees - Class C	16
Transfer agent fees - Class E	10
Transfer agent fees - Class M	8
Transfer agent fees - Class S .	1,350
Transfer agent fees - Class T	—**
Transfer agent fees - Class Y	11
Professional fees	114
Registration fees	148
Shareholder servicing fees - Class C	19
Shareholder servicing fees - Class E	13
Trustees’ fees	31
Printing fees	135
Miscellaneous	34
Expenses before reductions	10,302
Expense reductions	(2,677)
Net expenses	7,625
Net investment income (loss)	35,544

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net deferred tax liability for foreign capital gain taxes)	5,709
Investments in affiliated funds	1
Futures contracts	9,348
Options written	4,564
Foreign currency exchange contracts	(3,413)
Total return swap contracts	(379)
Interest rate swap contracts	301
Credit default swap contracts	877
Foreign currency-related transactions	920
Net realized gain (loss)	17,928
Net change in unrealized appreciation (depreciation) on:
Investments (net deferred tax liability for foreign capital gain taxes)	37,827
Investments in affiliated funds	(7)
Futures contracts	(1,965)
Options written	(113)
Foreign currency exchange contracts	674

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 833

Russell Investment Company
Multi-Strategy Income Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Total return swap contracts	(2)
Interest rate swap contracts	(7)
Credit default swap contracts	(422)
Foreign currency-related transactions	(38)
Net change in unrealized appreciation (depreciation)	35,947
Net realized and unrealized gain (loss)	53,875
Net Increase (Decrease) in Net Assets from Operations	$89,419

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

834 Multi-Strategy Income Fund

Russell Investment Company
Multi-Strategy Income Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$35,544	$15,652
Net realized gain (loss)	17,928	(7,119)
Net change in unrealized appreciation (depreciation)	35,947	9,348
Net increase (decrease) in net assets from operations	89,419	17,881

Distributions
From net investment income
Class A	(363)	(219)
Class C	(186)	(139)
Class E	(223)	(345)
Class M	(230)	(—)
Class S	(23,908)	(8,900)
Class T	(1)	(—)
Class Y	(9,158)	(4,719)
Net decrease in net assets from distributions	(34,069)	(14,322)

Share Transactions*
Net increase (decrease) in net assets from share transactions	412,300	573,338
Total Net Increase (Decrease) in Net Assets	467,650	576,897

Net Assets
Beginning of period	852,564	275,667
End of period	$1,320,214	$852,564
Undistributed (overdistributed) net investment income included in net assets	$305	$2,183

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 835

Russell Investment Company
Multi-Strategy Income Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	371	$3,700	826	$7,810
Proceeds from reinvestment of distributions	30	297	21	199
Payments for shares redeemed	(147)	(1,464)	(110)	(1,039)
Net increase (decrease)	254	2,533	737	6,970
Class C
Proceeds from shares sold	297	2,966	540	5,100
Proceeds from reinvestment of distributions	18	178	14	136
Payments for shares redeemed	(260)	(2,602)	(62)	(589)
Net increase (decrease)	55	542	492	4,647
Class E
Proceeds from shares sold	65	626	1,980	19,092
Proceeds from reinvestment of distributions	23	222	36	345
Payments for shares redeemed	(2,521)	(24,549)	(330)	(3,155)
Net increase (decrease)	(2,433)	(23,701)	1,686	16,282
Class M (1)
Proceeds from shares sold	2,928	29,956	—	—
Proceeds from reinvestment of distributions	22	230	—	—
Payments for shares redeemed	(95)	(971)	—	—
Net increase (decrease)	2,855	29,215	—	—
Class S
Proceeds from shares sold	60,541	614,221	48,360	464,565
Proceeds from reinvestment of distributions	2,394	23,854	936	8,874
Payments for shares redeemed	(20,684)	(207,463)	(9,363)	(89,008)
Net increase (decrease)	42,251	430,612	39,933	384,431
Class T (2)
Proceeds from shares sold	10	100	—	—
Proceeds from reinvestment of distributions	—**	1	—	—
Net increase (decrease)	10	101	—	—
Class Y
Proceeds from shares sold	3,514	34,714	18,832	184,667
Proceeds from reinvestment of distributions	923	9,158	499	4,719
Payments for shares redeemed	(7,097)	(70,874)	(3,022)	(28,378)
Net increase (decrease)	(2,660)	(27,002)	16,309	161,008
Total increase (decrease)	40,332	$412,300	59,157	$573,338

** Less than 500 shares.
(1) For the period March 17, 2017 (commencement of operations) to October 31, 2017.
(2) For the period June 8, 2017 (commencement of operations) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

836 Multi-Strategy Income Fund

(This page intentionally left blank)

Russell Investment Company
Multi-Strategy Income Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2017	9.66	. 34	. 57	. 91	(. 31)	(. 31)
October 31, 2016	9.52	. 35	. 12	. 47	(. 33)	(. 33)
October 31, 2015(3)	10.00	. 16	(. 50)	(. 34)	(. 14)	(. 14)

Class C
October 31, 2017	9.64	. 26	. 57	. 83	(. 24)	(. 24)
October 31, 2016	9.51	. 27	. 13	. 40	(. 27)	(. 27)
October 31, 2015(3)	10.00	. 12	(. 49)	(. 37)	(. 12)	(. 12)

Class E
October 31, 2017	9.67	. 39	. 53	. 92	(. 21)	(. 21)
October 31, 2016	9.53	. 34	. 13	. 47	(. 33)	(. 33)
October 31, 2015(3)	10.00	. 15	(. 48)	(. 33)	(. 14)	(. 14)

Class M
October 31, 2017(9)	10.00	. 25	. 27	. 52	(. 25)	(. 25)

Class S
October 31, 2017	9.68	. 36	. 58	. 94	(. 34)	(. 34)
October 31, 2016	9.53	. 36	. 14	. 50	(. 35)	(. 35)
October 31, 2015(3)	10.00	. 17	(. 50)	(. 33)	(. 14)	(. 14)

Class T
October 31, 2017(10)	10.24	. 13	. 13	. 26	(. 13)	(. 13)
Class Y
October 31, 2017	9.68	. 39	. 58	. 97	(. 36)	(. 36)
October 31, 2016	9.54	. 39	. 12	. 51	(. 37)	(. 37)
October 31, 2015(3)	10.00	. 18	(. 49)	(. 31)	(. 15)	(. 15)

See accompanying notes which are an integral part of the financial statements.

838 Multi-Strategy Income Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

10.26	9.63	13,283	1.36	1.09	3.37	146
9.66	5.08	10,052	1.44	1.10	3.70	67
9.52	(3.40)	2,887	1.44	1.10	3.35	38

10.23	8.73	8,242	2.12	1.84	2.64	146
9.64	4.34	7,233	2.19	1.85	2.92	67
9.51	(3.71)	2,456	2.19	1.85	2.59	38

10.38	9.66	79	1.43	1.09	4.05	146
9.67	5.06	23,603	1.44	1.10	3.57	67
9.53	(3.25)	7,187	1.43	1.10	3.31	38

10.27	5.31	29,335	1.05	. 73	3.94	146

10.28	9.89	1,020,873	1.11	. 83	3.64	146
9.68	5.43	552,190	1.19	. 85	3.81	67
9.53	(3.27)	163,159	1.18	. 85	3.50	38

10.37	2.57	103	1.31	1.07	3.06	146

10.29	10.19	248,299	. 92	. 64	3.87	146
9.68	5.51	259,486	1.00	. 65	4.16	67
9.54	(3.09)	99,978	. 98	. 65	3.56	38

See accompanying notes which are an integral part of the financial statements.

Multi-Strategy Income Fund 839

Russell Investment Company
Multi-Strategy Income Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$616,860
Administration fees	53,637
Distribution fees	7,961
Shareholder servicing fees	1,744
Transfer agent fees	179,100
Trustee fees	4,366
$863,668

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Collateral Fund	$1,655	$63,236	$54,871	$—	$—	$ 10,020	$44	$—
U. S. Cash Management Fund	57,681	1,756,929	1,629,204	1	(7)	185,400	947	—
	$59,336	$1,820,165	$1,684,075	$1	$(7)	$ 195,420	$991	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$1,313,584,089
Unrealized Appreciation	$50,518,783
Unrealized Depreciation	(20,168,850)
Net Unrealized Appreciation (Depreciation)	$30,349,933
Undistributed Ordinary Income	$10,466,736
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$4,728,225
Tax Composition of Distributions
Ordinary Income	$34,068,897

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(3,353)
Accumulated net realized gain (loss)	3,193
Additional paid-in capital	160

See accompanying notes which are an integral part of the financial statements.

840 Multi-Strategy Income Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Multi-Asset Growth Strategy Fund - Class A‡		Multi-Asset Growth Strategy Fund - Class S
	Total		Total
	Return		Return
Inception*	(0.17)%	Inception*	5.93%

Multi-Asset Growth Strategy Fund - Class C‡‡		Multi-Asset Growth Strategy Fund - Class Y‡‡‡‡
	Total		Total
	Return		Return
Inception*	5.82%	Inception*	6.05%

Multi-Asset Growth Strategy Fund - Class M‡‡‡		S&P 500® Index**
	Total		Total
	Return		Return
Inception*	6.05%	Inception*	10.09%

Multi-Asset Growth Strategy Fund 841

Russell Investment Company
Multi-Asset Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Multi-Asset Growth Strategy Fund (the “Fund”) employs	of the fixed income market over the one-year period. Rising
a multi-manager approach whereby portions of the Fund are	interest rates posed challenges to other fixed income assets, as
allocated to different money manager strategies. Fund assets not	well as more interest rate sensitive real assets such as global real
allocated to money managers are managed by Russell Investment	estate investment trusts and global infrastructure.
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	The U. S. equity market, as broadly measured by the Russell 3000®
the allocation of the Fund’s assets among money managers at	Index, was up 23.98% over the period. From a style perspective,
any time. An exemptive order from the Securities and Exchange	growth outperformed value. From a sector perspective,
Commission (“SEC”) permits RIM to engage or terminate a money	information technology and financial stocks outperformed. The
manager at any time, subject to approval by the Fund’s Board,	Fund’s strategic exposure to global equities proved beneficial
without a shareholder vote. Pursuant to the terms of the exemptive	over the period as emerging markets rallied, boosted by lower
order, the Fund is required to notify its shareholders within 90	interest rates and improving economic growth. By contrast, non-
days of when a money manager begins providing services. As of	U. S. developed equities slightly lagged U. S. equities, as smaller
October 31, 2017, the Fund had seventeen money managers.	technology and health care sectors compared to the U. S. hindered
What is the Fund’s investment objective?	relative performance.

The Fund seeks to provide long term total return with lower	How did the investment strategies and techniques employed
volatility than equity markets.	by the Fund and its money managers affect its benchmark-
How did the Fund perform relative to its benchmark for the	relative performance?
fiscal year ended October 31, 2017?	In order to seek to achieve the Fund’s objective during the period,
For the period of March 7, 2017 (inception of the Fund) through	RIM’s strategic asset allocation included traditional asset classes
October 31, 2017, the Fund’s Class A, Class C, Class M, Class	such as equities, real assets, and fixed income, as well as asset
S and Class Y Shares gained 5.92%, 5.82%, 6.05%, 5.93% and	classes such as bank loans, high yield debt, emerging market
6.05%, respectively. This is compared to the Fund’s benchmark,	local and hard currency debt, mortgage-backed securities and
the S&P 500® Index, which gained 10.09% during the same period.	other alternative strategies. In August 2017, following the strong
The Fund’s performance includes operating expenses, whereas	rally in emerging markets, RIM closed out the Fund’s overweight
index returns are unmanaged and do not include expenses of any	position to emerging markets relative to RIM’s long-term strategic
kind. For Share Classes with inception dates after November 1,	weights and shifted to Japan equities given RIM’s interpretation
2016, annual returns reflect the returns of other Share Classes	of reasonable fundamentals and oversold sentiment within the
of the Fund for the period prior to inception. Please refer to the	market. In September 2017, RIM shortened the Fund’s duration
footnotes at the end of the Portfolio Management Discussion and	exposure in anticipation of modest interest rate increases by
Analysis, as applicable.	increasing the Fund’s exposure to the financial sector, decreasing the Fund’s exposure to infrastructure and decreasing the
For the period of March 7, 2017 (inception of the Fund) through	Fund’s holdings of 10-year U. S. Treasury bonds. RIM’s tactical
October 31, 2017, the Morningstar World Allocation Category,	modifications to the Fund’s asset allocation versus strategic
a group of funds that Morningstar considers to have investment	targets were additive during the period.
strategies similar to those of the Fund, gained 7.93%. This result
serves as a peer comparison and is expressed net of operating	Over the period, the Fund was positioned for risk management over
expenses.	risk taking, aligned with its objective of providing lower volatility than equity markets. During the period, market volatility was
RIM may assign a money manager a benchmark other than the	quite limited but in the brief instances of market pull backs, the
Fund’s index. However, the Fund’s primary index remains the	Fund displayed lower volatility than stocks, producing less than
benchmark for the Fund.	half of the equity market drawdown.
How did the market conditions described in the Market	The Fund employs discretionary and non-discretionary money
Summary report affect the Fund’s performance?	managers. The Fund’s discretionary money managers select the
The Fund seeks to provide long term total return with lower	individual portfolio securities for the assets assigned to them.
volatility than equity markets. The Fund is designed to	The Fund’s non-discretionary money managers provide a model
opportunistically take advantage of global sources of return and	portfolio to RIM representing their investment recommendations,
limit the frequency and severity of portfolio declines.	based upon which RIM purchases and sells securities for the
Within the Fund’s fixed income portfolio, exposure to high yield	Fund. Fund assets not allocated to discretionary money managers
debt was beneficial as it was among the best-performing segments	include assets managed by RIM based upon model portfolios

842 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

provided by non-discretionary money managers, the Fund’s cash	Money Managers as of October 31,
balances and assets which may be managed directly by RIM to	2017	Styles
effect the Fund’s investment strategies and/or to actively manage
	Alliance Bernstein L. P.	Emerging Markets
the Fund’s overall exposures by investing in securities or other	Axiom International Investors, LLC	International Equity
instruments that RIM believes will achieve the desired risk/	Cohen & Steers Capital Management, Inc. ,
return profile for the Fund.	Cohen & Steers UK Limited and Cohen &	Global Listed Real Estate
Manager security selection during the period was generally	Steers Asia Limited	Securities
	Colonial First State Asset Management	Global Listed
additive to returns as equity managers were able to find strong	(Australia) Limited	Infrastructure
outperforming stocks in the financial and technology sectors.	GLG LLC	Emerging Markets Debt
OFI Global Institutional, Inc. (“OFI”) was a strong contributor	Hermes Investment Management Limited	High Yield Debt
to excess return. The manager benefited from overweights to	Kopernik Global Investors, LLC	Global Equity
	Levin Capital Strategies	U. S. Equity
Chinese and U. S. technology stocks, which rallied on the back of	OFI Global Institutional, Inc.	Global Equity
a healthy revenue growth and outlook.	Oaktree Capital Management, L. P.	Convertibles
By contrast, GLG LLC (“GLG”) was the biggest detractor relative	Polaris Capital Management, LLC	Global Equity
	Putnam Investment Management, LLC	Mortgages
to their market segment. The manager employs a more defensive	RiverPark Advisors, LLC	U. S. Equity
positioning within the emerging market debt space, which proved	Sustainable Growth Advisers, LP	Global Equity
challenging as markets continued to rally.	THL Credit Advisors LLC	Bank Loans
	T. Rowe Price Associates, Inc.	Global Credit
Describe any changes to the Fund’s structure or the money	Wellington Management Company LLP	Global Equity
manager line-up.	The views expressed in this report reflect those of the
In June 2017, RIM added Oaktree Capital Management, L. P. to	portfolio managers only through the end of the period
the Fund’s manager line up in order to help diversify the Fund’s	covered by the report. These views do not necessarily
active risk and increase the Fund’s exposure to cyclical sectors.	represent the views of RIM, or any other person in RIM or
any other affiliated organization. These views are subject to change at any time based upon market conditions or other
events, and RIM disclaims any responsibility to update the
views contained herein. These views should not be relied on
as investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

Multi-Asset Growth Strategy Fund 843

Russell Investment Company
Multi-Asset Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on March 7, 2017.

** The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The index is structured to approximate the general distribution of industries in the U.S.
economy.

‡ The Fund first issued Class A Shares on September 29, 2017. The returns shown for Class A prior to that date are the returns of the Fund’s Class S Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Class A Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class S Shares.

‡‡ The Fund first issued Class C Shares on September 29, 2017. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class S
Shares. Class C Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class S Shares.

‡‡‡ The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares.
Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

‡‡‡‡ The Fund first issued Class Y Shares on August 31, 2017. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S Shares.
Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

844 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars) of	Class A	Performance	expenses)
Beginning Account Value
investing in the fund and to compare these costs with the ongoing	September 29, 2017	$1,000.00	$1,000.00
costs of investing in other mutual funds. The Example is based on	Ending Account Value
an investment of $1,000 invested at the beginning of the period	October 31, 2017	$1,010.50	$1,019.31
and held for the entire period indicated, which for this Fund is	Expenses Paid During Period*	$1.06	$5.96
from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 1.17%
(representing the 33-day period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 33/365 (to reflect the period since
The information in the table under the heading “Actual	commencement of operations) . May reflect amounts waived and/or reimbursed.
Performance” provides information about actual account values	Without any waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,	Hypothetical expenses are equal to the Fund’s annualized expense ratio of
1.17% (representing the six-month period annualized), multiplied by the
together with the amount you invested, to estimate the expenses	average account value over the period, multiplied by 184/365 (to reflect the
that you paid over the period. Simply divide your account value by	on-half year period) .
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column			Hypothetical
Performance (5%
in the row entitled “Expenses Paid During Period” to estimate		Actual	return before
the expenses you paid on your account during this period.	Class C	Performance	expenses)
Beginning Account Value
Hypothetical Example for Comparison Purposes	September 29, 2017	$1,000.00	$1,000.00
The information in the table under the heading “Hypothetical	Ending Account Value
	October 31, 2017	$1,009.50	$1,015.32
Performance (5% return before expenses)” provides information	Expenses Paid During Period*	$1.78	$9.96
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of	* Expenses are equal to the Fund's annualized expense ratio of 1.96%
return of 5% per year before expenses, which is not the Fund’s	(representing the 33-day period annualized), multiplied by the average account value over the period, multiplied by 33/365 (to reflect the period since
actual return. The hypothetical account values and expenses	commencement of operations) . May reflect amounts waived and/or reimbursed.
may not be used to estimate the actual ending account balance or	Without any waivers and/or reimbursements, expenses would have been higher.
expenses you paid for the period. You may use this information	Hypothetical expenses are equal to the Fund’s annualized expense ratio of
to compare the ongoing costs of investing in the Fund and other	1.96% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the
funds. To do so, compare this 5% hypothetical example with the	on-half year period) .
5% hypothetical examples that appear in the shareholder reports of other funds.

Multi-Asset Growth Strategy Fund 845

Russell Investment Company
Multi-Asset Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class M	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,039.50	$1,020.62
Expenses Paid During Period*	$4.68	$4.63

* Expenses are equal to the Fund's annualized expense ratio of 0.91%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,038.30	$1,020.16
Expenses Paid During Period*	$5.14	$5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
August 31, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,015.60	$1,021.53
Expenses Paid During Period*	$1.25	$3.72

* Expenses are equal to the Fund's annualized expense ratio of 0.73%
(representing the 62-day period annualized), multiplied by the average account value over the period, multiplied by 62/365 (to reflect the period since commencement of operations) . May reflect amounts waived and/or reimbursed.
Without any waivers and/or reimbursements, expenses would have been higher.
Hypothetical expenses are equal to the Fund’s annualized expense ratio of
0.73% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the on-half year period) .

846 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 28.0%			Apollo Commercial Real Estate Finance,
Asset-Backed Securities - 0.2%			Inc.
DB Master Finance LLC			4.750% due 08/23/22	440	447
Series 2017-1A Class A2II			Arconic, Inc.
4.030% due 11/20/47 (Š)(Þ)	835	841	5.720% due 02/23/19	298	311
DPABS Trust			Ares Capital Corp.
Series 2017-1A Class A2I			4.375% due 01/15/19	25	26
2.617% due 07/25/47 (Ê)(Þ)	643	644	ASP AMC Merger Sub, Inc.
Golub Capital Partners CLO, Ltd.			8.000% due 05/15/25 (Þ)	130	126
Series 2017-19RA Class D			AssuredPartners, Inc.
7.871% due 07/26/29 (Ê)(Þ)	250	242	7.000% due 08/15/25 (Þ)	36	38
Jimmy John's Funding LLC			Bank of America Corp.
Series 2017-1A Class A2I			3.248% due 10/21/27	340	335
3.610% due 07/30/47 (Þ)	120	121	4.244% due 04/24/38 (Ê)	245	260
Santander Drive Auto Receivables Trust			Beacon Roofing Supply, Inc.
Series 2017-3 Class C			4.875% due 11/01/25 (Þ)	320	324
2.930% due 12/15/22	335	338	BlackRock Capital Investment Corp.
Venture XXIX CLO, Ltd.			5.000% due 06/15/22	595	620
Series 2017-29A Class E			Boardwalk Pipelines LP
7.567% due 09/15/30 (Ê)(Þ)	242	230	5.950% due 06/01/26	285	321
Wendy's Funding LLC			Brixmor Operating Partnership, LP
Series 2015-1A Class A2I			3.875% due 08/15/22	265	273
3.371% due 06/15/45 (Þ)	235	237	3.650% due 06/15/24	220	219
		2,653	CalAtlantic Group, Inc.
Corporate Bonds and Notes - 2.6%			0.250% due 06/01/19	1,100	1,103
Aceto Corp.			CBS Radio, Inc.
2.000% due 11/01/20	233	204	7.250% due 11/01/24 (Þ)	250	262
Acorda Therapeutics, Inc.			CCO Holdings LLC / CCO Holdings
1.750% due 06/15/21	615	568	Capital Corp.
			5.000% due 02/01/28 (Þ)	130	129
ADT Corp. (The)			CDK Global, Inc.
4.875% due 07/15/32 (Þ)	500	473	4.875% due 06/01/27 (Þ)	39	41
Aircastle, Ltd.			CenturyLink, Inc.
4.125% due 05/01/24	785	803
			Series T
Akamai Technologies, Inc.			5.800% due 03/15/22	650	660
1.326% due 02/15/19	500	491	Charter Communications Operating LLC
Alexandria Real Estate Equities, Inc.			/ Charter Communications Operating
3.950% due 01/15/28	230	236	Capital
Ally Financial, Inc.			4.908% due 07/23/25	930	989
4.125% due 03/30/20	330	341	CIT Group, Inc.
7.500% due 09/15/20	110	124	5.000% due 08/01/23	825	892
4.625% due 03/30/25	440	468	Series A
Altice US Finance I Corp.			5.800% due 12/31/99 (Ê)(ƒ)	21	22
5.500% due 05/15/26 (Þ)	200	208	Citigroup, Inc.
American Airlines Pass-Through Trust			3.200% due 10/21/26	255	252
Series 2016-2 Class A			Clearwire Communications LLC /
3.650% due 06/15/28	156	160	Clearwire Finance, Inc.
American Airlines, Inc. Pass-Through			8.250% due 12/01/40 (Þ)	280	281
Certificates Trust			Colony NorthStar, Inc.
Series 2017-1B Class B			3.875% due 01/15/21	410	412
4.950% due 02/15/25	315	332	Cowen, Inc.
American Campus Communities			3.000% due 03/15/19	295	300
Operating Partnership, LP			CRC Escrow Issuer LLC / CRC Finco,
3.625% due 11/15/27	175	175	Inc.
Antero Resources Corp.			5.250% due 10/15/25 (Þ)	120	121
Series WI			Dell International LLC / EMC Corp.
5.625% due 06/01/23	500	524	7.125% due 06/15/24 (Þ)	125	138
			6.020% due 06/15/26 (Þ)	700	781

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 847

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Dell, Inc.			1.250% due 10/01/19	587		550
5.875% due 06/15/19	100	105	Icahn Enterprises, LP / Icahn
5.875% due 06/15/21 (Þ)	125	131	Enterprises Finance Corp.
Discover Financial Services			Series WI
4.100% due 02/09/27	147	150	6.250% due 02/01/22	125		131
Discovery Communications LLC			6.750% due 02/01/24	125		132
4.900% due 03/11/26	120	129	Impax Laboratories, Inc.
3.950% due 03/20/28	140	139	2.000% due 06/15/22	570		564
Domtar Corp.			Iron Mountain PLC
6.250% due 09/01/42	180	194	3.875% due 11/15/25	100		133
Dresdner Funding Trust I			Kinder Morgan Energy Partners, LP
Series REGS			5.625% due 09/01/41	250		265
8.151% due 06/30/31	370	482	4.700% due 11/01/42	440		426
DXC Technology Co.			L Brands, Inc.
2.266% due 03/01/21 (Ê)	340	341	Series WI
Echo Global Logistics, Inc.			6.875% due 11/01/35	175		174
2.500% due 05/01/20	395	391	Lennar Corp.
Enbridge Energy Partners, LP			4.500% due 11/15/19	100		104
7.375% due 10/15/45	260	344	Limited Brands, Inc.
EZCORP, Inc.			8.500% due 06/15/19	45		49
2.125% due 06/15/19	520	515	Lithia Motors, Inc.
FireEye, Inc.			5.250% due 08/01/25 (Þ)	45		47
1.000% due 06/01/35	145	137	Marathon Oil Corp.
GAIN Capital Holdings, Inc.			3.850% due 06/01/25	540		545
5.000% due 08/15/22 (Þ)	145	162	Meritor, Inc.
Gogo, Inc.			3.250% due 10/15/37 (Þ)	55		59
3.750% due 03/01/20	114	101	MPLX LP
Goldman Sachs BDC, Inc.			4.875% due 06/01/25	310		336
4.500% due 04/01/22 (Þ)	295	303	Series WI
Goldman Sachs Group, Inc. (The)			4.500% due 07/15/23	600		641
2.481% due 04/26/22 (Ê)	375	380	4.875% due 12/01/24	220		239
			MPT Operating Partnership LP / MPT
Goodyear Tire & Rubber Co.			Finance Corp.
5.000% due 05/31/26	450	461	5.000% due 10/15/27	100		103
4.875% due 03/15/27	210	214	Multi-Color Corp.
Gray Television, Inc.			4.875% due 11/01/25 (Þ)	39		39
5.125% due 10/15/24 (Þ)	425	424	Nabors Industries, Inc.
Griffon Corp.			0.750% due 01/15/24 (Þ)	90		66
5.250% due 03/01/22 (Þ)	16	16	Navistar International Corp.
HCA, Inc.			4.750% due 04/15/19	165		179
6.500% due 02/15/20	500	539	Netflix, Inc.
4.750% due 05/01/23	700	732	4.875% due 04/15/28 (Þ)	127		126
5.000% due 03/15/24	240	253	New Mountain Finance Corp.
5.375% due 02/01/25	80	83	5.000% due 06/15/19	385		396
7.500% due 11/15/95	45	46	New York Mortgage Trust, Inc.
HCI Group, Inc.			6.250% due 01/15/22	470		466
4.250% due 03/01/37 (Þ)	405	366	Nexstar Broadcasting, Inc.
Helix Energy Solutions Group, Inc.			5.625% due 08/01/24 (Þ)	125		128
4.250% due 05/01/22	705	682	NRG Yield, Inc.
3.250% due 03/15/32	35	35	3.500% due 02/01/19 (Þ)	415		423
Hercules Capital, Inc.			3.250% due 06/01/20 (Þ)	205		205
4.375% due 02/01/22 (Þ)	295	301	Pattern Energy Group, Inc.
Hess Corp.			4.000% due 07/15/20 (Þ)	385		396
3.500% due 07/15/24	130	129	PDL BioPharma, Inc.
4.300% due 04/01/27	500	504	2.750% due 12/01/21	140		142
5.800% due 04/01/47	240	259	PennyMac Corp.
Huron Consulting Group, Inc.			5.375% due 05/01/20	640		632

See accompanying notes which are an integral part of the financial statements.

848 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Plains All American Pipeline, LP / PAA			4.375% due 04/15/23	440	460
Finance Corp.			4.875% due 03/15/27	300	314
2.850% due 01/31/23	240	231	TPG Specialty Lending, Inc.
3.850% due 10/15/23	100	100	4.500% due 12/15/19	379	391
4.500% due 12/15/26	180	184	Twitter, Inc.
PRA Group, Inc.			0.250% due 09/15/19	710	673
3.000% due 08/01/20	397	362	Veeco Instruments, Inc.
PTC Therapeutics, Inc.			2.700% due 01/15/23	80	73
3.000% due 08/15/22	315	247	VEREIT Operating Partnership, LP
Radio One, Inc.			3.950% due 08/15/27	300	300
7.375% due 04/15/22 (Þ)	375	376	Weatherford International, Ltd.
Range Resources Corp.			5.875% due 07/01/21	250	252
Series WI			Western Asset Mortgage Capital Corp.
5.000% due 08/15/22	480	474	6.750% due 10/01/22	380	377
4.875% due 05/15/25	250	241	Western Gas Partners, LP
Resource Capital Corp.			5.450% due 04/01/44	230	242
4.500% due 08/15/22	165	162	Whiting Petroleum Corp.
Restoration Hardware Holdings, Inc.			1.250% due 04/01/20	227	204
6.486% due 06/15/19 (Þ)	735	712	Yum! Brands, Inc.
Rite Aid Corp.			4.750% due 06/01/27 (Þ)	39	40
6.125% due 04/01/23 (Þ)	463	432
Riverbed Technology, Inc.					44,337
8.875% due 03/01/23 (Þ)	136	122	Financial Services - 0.1%
			Encore Capital Group, Inc.
RWT Holdings, Inc.			2.875% due 03/15/21	354	362
5.625% due 11/15/19	550	559	Resource Capital Corp.
Sabine Pass Liquefaction LLC			6.000% due 12/01/18	350	356
Series WI			Two Harbors Investment Corp.
5.875% due 06/30/26	345	390	6.250% due 01/15/22	390	408
SBA Tower Trust
3.168% due 04/11/22 (Þ)	600	602			1,126
Scientific Games International, Inc.			International Debt - 2.3%
			Actavis Funding SCS
Series WI
6.625% due 05/15/21	75	78	4.550% due 03/15/35	590	620
			Adani Ports and Special Economic Zone,
SEACOR Holdings, Inc.			Ltd.
2.500% due 12/15/27	15	15	Series REGS
3.000% due 11/15/28	515	472	3.500% due 07/29/20	450	458
SolarCity Corp.			AerCap Ireland Capital DAC / AerCap
1.625% due 11/01/19	715	674	Global Aviation Trust
Sprint Communications, Inc.			3.650% due 07/21/27	350	350
9.000% due 11/15/18 (Þ)	80	85	AerCap Ireland Capital, Ltd. / AerCap
Starwood Property Trust, Inc.			Global Aviation Trust
4.375% due 04/01/23	210	213	3.950% due 02/01/22	600	626
			AI Mistral Luxembourg Subco S. a. r. l.
SunPower Corp.			Term Loan B
4.000% due 01/15/23 (Þ)	476	376	4.242% due 03/09/24 (Ê)	398	396
TCP Capital Corp.			Alibaba Group Holding, Ltd.
5.250% due 12/15/19	210	220	Series WI
Tenet Healthcare Corp.			3.600% due 11/28/24	615	637
4.750% due 06/01/20	300	308	Allergan Funding SCS
4.625% due 07/15/24 (Þ)	561	552	4.750% due 03/15/45	200	211
Time Warner Cable LLC			Alpha 3 B. V. Term Loan B1
6.550% due 05/01/37	190	223	4.333% due 01/31/24 (Ê)	499	502
Titan Machinery, Inc.			Anglo American Capital PLC
3.750% due 05/01/19	371	365	9.375% due 04/08/19 (Þ)	200	220
T-Mobile USA, Inc.			Barclays Bank PLC
6.375% due 03/01/25	650	702	6.278% due 12/29/49 (Ê)(ƒ)	300	348
Toll Brothers Finance Corp.			BBVA Bancomer SA

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 849

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series REGS			Series 16-A
6.500% due 03/10/21	220	241	6.000% due 01/15/77 (Ê)	315	338
Becton, Dickinson and Co.			Ensco Jersey Finance, Ltd.
1.900% due 12/15/26	270	323	3.000% due 01/31/24 (Þ)	200	169
BNP Paribas SA			Fly Leasing, Ltd.
3.800% due 01/10/24 (Þ)	455	473	5.250% due 10/15/24	146	147
Boral Finance Pty, Ltd.			FMG Resources, Ltd.
3.000% due 11/01/22 (Þ)	75	75	9.750% due 03/01/22 (Þ)	1,297	1,449
3.750% due 05/01/28 (Þ)	60	60	Gazprom OAO Via Gaz Capital SA
BPCE SA			Series REGS
2.535% due 05/22/22 (Ê)(Þ)	320	324	4.950% due 02/06/28	200	205
Braskem Netherlands Finance BV			GFL Environmental, Inc.
3.500% due 01/10/23 (Þ)	400	400	5.625% due 05/01/22 (Þ)	39	40
BW Group, Ltd.			Golden Ocean Group, Ltd.
Series BWLP			3.070% due 01/30/19	200	190
1.750% due 09/10/19	200	191	Goldman Sachs Group, Inc. (The)
Canadian Solar, Inc.			5.500% due 10/12/21	225	340
4.250% due 02/15/19	365	355	Governor and Company of the Bank of
Celulosa Arauco y Constitucion SA			Ireland
5.500% due 11/02/47 (Þ)	330	333	7.375% due 12/29/49 (Ê)	200	264
CEMEX SAB de CV			GTL Trade Finance, Inc.
7.750% due 04/16/26 (Þ)	500	566	Series REGS
Cencosud SA			5.893% due 04/29/24	150	162
4.375% due 07/17/27 (Þ)	285	284	Horizon Pharma Investment, Ltd.
Cenovus Energy, Inc.			2.500% due 03/15/22 (Þ)	388	355
5.400% due 06/15/47 (Þ)	255	264	Huaneng Hong Kong Capital, Ltd.
Constellation Brands Canada, Inc. Term			3.600% due 12/31/99 (Ê)(ƒ)	260	259
Loan B1			Huntsman International LLC
4.042% due 12/15/23 (Ê)	495	499	Series WI
CRCC Yupeng, Ltd.			4.250% due 04/01/25	230	303
3.950% due 02/28/49 (Ê)(ƒ)	390	396	Hyperion Insurance Group, Ltd. Term
Credit Agricole SA			Loan B
7.875% due 01/29/49 (Ê)(ƒ)(Þ)	200	228	5.250% due 04/29/22 (Ê)	485	490
CSCEC Finance (Cayman) II Co.			ING Groep NV
2.700% due 06/14/21	285	284	2.483% due 03/29/22 (Ê)	315	322
Delta 2 Lux Sarl Covenant-Lite Term			Intesa Sanpaolo SpA
Loan B3			5.017% due 06/26/24 (Þ)	510	522
4.242% due 07/30/21 (Ê)	1,000	1,006	Intesa Sanpaolo Vita SpA
Deutsche Postbank Funding Trust I			3.125% due 07/14/22 (Þ)	200	200
Series I			Jaguar Land Rover Automotive PLC
0.806% due 12/29/49 (Ê)(ƒ)	148	150	3.500% due 03/15/20 (Þ)	200	202
Deutsche Postbank Funding Trust III			Level 3 Financing, Inc. Term Loan B
0.914% due 06/29/49 (Ê)(ƒ)	253	259	3.489% due 02/22/24 (Ê)	1,750	1,756
DHT Holdings, Inc.			Levi Strauss & Co.
4.500% due 10/01/19 (Þ)	97	96	3.375% due 03/15/27	400	490
Diamond (BC) BV Term Loan			MacDonald Detwiler & Associates, Ltd.
4.316% due 07/12/24 (Ê)	530	532	Term Loan B
DNB Bank ASA			0.000% due 07/06/24 (Ê)(v)	270	272
6.500% due 12/29/49 (Ê)(ƒ)	200	218	Mexichem SAB de CV
Dorel Industries, Inc.			4.000% due 10/04/27 (Þ)	230	231
5.500% due 11/30/19 (Þ)	285	290	Millicom International Cellular SA
Eastern Creation II Investment Holdings,			Series REGS
Ltd.			5.125% due 01/15/28	200	201
2.750% due 09/26/20	200	201	MMK Finance, Ltd.
Enbridge, Inc.			3.849% due 04/08/22	200	201
5.500% due 07/15/77 (Ê)	319	329	Morgan Stanley

See accompanying notes which are an integral part of the financial statements.

850 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series GMTN			SS&C Technologies, Inc. 1st Lien Term
2.625% due 03/09/27	605	813	Loan B2
MPT Operating Partnership, LP / MPT			3.492% due 07/08/22 (Ê)	20	20
Finance Corp.			Standard Chartered PLC
4.000% due 08/19/22	270	349	7.750% due 12/29/49 (Ê)(ƒ)(Þ)	235	261
MTN (Mauritius) Investment, Ltd.			Stora Enso OYJ
Series REGS			7.250% due 04/15/36 (Þ)	100	124
6.500% due 10/13/26	290	313	Sydney Airport Finance Co. Pty, Ltd.
National Westminster Bank			Series REGS
1.625% due 11/29/49 (~)(Ê)	20	17	3.900% due 03/22/23	315	328
Numericable Group SA Term Loan B12			The Link Finance, Ltd.
0.000% due 01/05/26 (Ê)(v)	1,000	1,000	3.600% due 09/03/24	320	329
NXP BV / NXP Funding LLC			Travelport Finance (Luxembourg) SARL
4.625% due 06/15/22 (Þ)	620	663	Term Loan D
3.875% due 09/01/22 (Þ)	200	208	4.061% due 09/02/21 (Ê)	493	494
Open Text Corp.			Turk Telekomunikasyon AS
5.875% due 06/01/26 (Þ)	250	271	Series REGS
Park Aerospace Holdings, Ltd.			4.875% due 06/19/24	430	435
4.500% due 03/15/23 (Þ)	125	125	UBS Group Funding Switzerland AG
Petrobras Global Finance BV			3.491% due 05/23/23 (Þ)	630	646
6.125% due 01/17/22	60	65	UniCredit SpA
Priceline Group, Inc.			Series 144a
2.375% due 09/23/24	370	469	4.625% due 04/12/27 (Þ)	430	457
Prudential PLC			Vale Overseas, Ltd.
7.750% due 01/29/49 (ƒ)	230	237	6.250% due 08/10/26	720	829
			Valeant Pharmaceuticals International,
Quintiles IMS, Inc.			Inc.
Series REGS			6.500% due 03/15/22 (Þ)	125	133
3.250% due 03/15/25	560	675	7.000% due 03/15/24 (Þ)	125	135
Rosneft Oil Co. via Rosneft International			VimpelCom Holdings BV
Finance, Ltd.
Series REGS			Series REGS
4.199% due 03/06/22	250	252	3.950% due 06/16/21	200	201
Royal Bank of Scotland Group PLC			5.950% due 02/13/23	200	217
7.648% due 09/30/49 (Ê)(ƒ)	30	38	Want Want China Finance, Ltd.
Sandvine Corp. 1st Lien Term Loan B			2.875% due 04/27/22	340	341
7.073% due 09/21/22 (Ê)	569	551	Wind Acquisition Finance SA
Sappi Papier Holding GMBH			4.750% due 07/15/20 (Þ)	200	202
Series REGS			7.375% due 04/23/21 (Þ)	580	603
7.500% due 06/15/32	90	92	Woodside Finance, Ltd.
Scorpio Tankers, Inc.			3.650% due 03/05/25 (Þ)	245	247
2.375% due 07/01/19 (Þ)	530	474	3.700% due 03/15/28 (Þ)	311	311
Severstal PJSC			Yandex NV
5.900% due 10/17/22	210	233	1.125% due 12/15/18	449	448
SFR Group SA			Yonkers Racing Corp. Term Loan B
6.250% due 05/15/24 (Þ)	190	199	4.500% due 05/24/24 (Ê)	249	250
Ship Finance International, Ltd.					37,971
5.750% due 10/15/21	565	599	Loan Agreements - 6.9%
Silver Standard Resources, Inc.			ABG Intermediate Holdings 2 LLC 1st
			Lien Term Loan
2.875% due 02/01/33 (Þ)	565	553	4.833% due 09/26/24 (Ê)	750	758
Societe Generale SA			ABG Intermediate Holdings 2 LLC 2nd
7.375% due 12/29/49 (Ê)(ƒ)(Þ)	225	249	Lien Term Loan
SoftBank Group Corp.			9.083% due 09/26/25 (Ê)	389	392
Series REGS			Advanced Disposal Services, Inc. Term
4.500% due 04/15/20	400	413	Loan B3
Solvay Acetow GMBH Term Loan			3.952% due 11/10/23 (Ê)	1,240	1,251
6.833% due 04/19/24 (Ê)	249	249	AgroFresh, Inc. Term Loan
			6.046% due 07/31/21 (Ê)	299	298

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 851

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Air Medical Group Holdings, Inc. Term			6.242% due 12/16/23 (Ê)	750	728
Loan			BBB Industries LLC 1st Lien Term Loan
0.000% due 09/07/24 (Ê)(v)	750	753	5.742% due 11/03/21 (Ê)	487	493
Alliant Holdings Intermediate LLC Term			BCPE Eagle Buyer LLC 1st Lien Term
Loan B			Loan
4.490% due 08/14/22 (Ê)	480	483	5.492% due 03/13/24 (Ê)	249	249
Almonde, Inc. 1st Lien Term Loan			Berry Plastics Group, Inc Term Loan M
4.817% due 04/27/24 (Ê)	375	373	3.488% due 10/01/22 (Ê)	732	735
Almonde, Inc. Term Loan			3.492% due 10/01/22 (Ê)	1,136	1,141
8.567% due 04/28/25 (Ê)	500	495	BJ's Wholesale Club, Inc. 2nd Lien Term
Alphabet Holding Company, Inc. 1st			Loan
Lien Term Loan			8.738% due 01/27/25 (Ê)	250	241
4.833% due 08/15/24 (Ê)	458	446	Blount International, Inc. Term Loan B
Altice Financing SA 1st Lien Term Loan			0.000% due 10/12/23 (Ê)(v)	250	253
0.000% due 01/05/26 (Ê)(v)	1,000	1,000	Brand Energy & Infrastructure Services
Alvogen Pharmaceutical US, 1st Lien			1st Lien Term Loan
Inc. Term Loan			5.268% due 06/21/24 (Ê)	68	68
6.240% due 04/02/22 (Ê)	470	464	5.583% due 06/21/24 (Ê)	1	1
American Airlines, Inc. Term Loan B			5.613% due 06/21/24 (Ê)	355	357
3.240% due 06/27/20 (Ê)	497	499	Brickman Group, Ltd. LLC (The) 1st
3.742% due 04/28/23 (Ê)	1,125	1,127	Lien Term Loan B
AP Exhaust Acquisition LLC 1st Lien			4.237% due 12/18/20 (Ê)	663	666
Term Loan			4.314% due 12/18/20 (Ê)	4	4
6.309% due 05/10/24 (Ê)	499	486	4.380% due 12/18/20 (Ê)	813	817
AP Gaming I, LLC Term Loan B			BWAY Holding Co. Term Loan
6.742% due 02/06/24 (Ê)	156	158	4.522% due 04/03/24 (Ê)	3	3
Arbor Pharmaceuticals LLC Term Loan
B			4.599% due 04/03/24 (Ê)	995	1,001
6.333% due 07/05/23 (Ê)	369	369	Cable One, Inc. Term Loan B
Artic Glacier U. S. A. , Inc. Term Loan B			3.570% due 04/05/24 (Ê)	998	1,001
5.492% due 03/14/24 (Ê)	996	1,006	Caesars Entertainment Operating Co.
			Term Loan
Ascena Retail Group, Inc. Term Loan B			3.742% due 03/31/24 (Ê)	125	125
5.750% due 08/21/22 (Ê)	63	54	Caesars Resort Collection LLC 1st Lien
Ascend Learning LLC Term Loan B			Term Loan B
4.492% due 07/12/24 (Ê)	500	504	0.000% due 09/27/24 (Ê)(v)	2,500	2,515
AssuredPartners, Inc. 1st Lien Term			Capital Automotive L. P. 1st Lien Term
Loan			Loan
0.000% due 10/22/24 (Ê)(v)	750	758	4.250% due 03/24/24 (Ê)	491	492
Asurion LLC Term Loan B			Capital Automotive LP 2nd Lien Term
4.242% due 11/03/23 (Ê)	1,110	1,119	Loan
Asurion LLC Term Loan B4			7.240% due 03/24/25 (Ê)	496	508
			Carestream Dental Equipment, Inc. 1st
3.992% due 08/04/22 (Ê)	494	497	Lien Term Loan
Atlantic Broadband Finance LLC 1st			4.583% due 08/04/24 (Ê)	1,220	1,220
Lien Term Loan			Casablanca US Holdings, Inc. 1st Lien
0.000% due 08/11/24 (Ê)(v)	650	649	Term Loan
Avantor Performance Materials LLC 1st			6.064% due 02/21/24 (Ê)	4	4
Lien Term Loan
5.250% due 03/07/24 (Ê)	249	250	6.130% due 02/21/24 (Ê)	1,489	1,488
Avaya, Inc. Term Loan B7			CBS Radio, Inc. Term Loan B
6.621% due 05/29/20 (Ê)(Ø)	1,250	1,036	4.738% due 10/17/23 (Ê)	621	625
Avis Budget Car Rental LLC Term Loan			CH Hold Corp. 1st Lien Term Loan B
B			4.242% due 02/01/24 (Ê)	994	1,001
3.340% due 03/15/22 (Ê)	348	348	Change Healthcare Holdings LLC 1st
Avolon LLC Term Loan B			Lien Term Loan B
3.488% due 03/20/22 (Ê)	424	427	3.992% due 03/01/24 (Ê)	996	1,002
Axalta Coating Systems U. S. Holdings,			Charter Communications Operating LLC
Inc. Term Loan B			1st Lien Term Loan H
3.333% due 06/01/24 (Ê)	249	252	3.250% due 01/15/22 (Ê)	1,740	1,747
Bass Pro Group LLC 1st Lien Term			Chemours Co. (The) Term Loan B
Loan B			3.750% due 05/12/22 (Ê)	750	756

See accompanying notes which are an integral part of the financial statements.

852 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
ClubCorp Club Operations, Inc. Term			EnergySolutions LLC 1st Lien Term
Loan			Loan B
4.588% due 08/15/24 (Ê)	750	753	6.090% due 05/29/20 (Ê)	455	464
Commercial Barge Line Co. 1st Lien			Envision Healthcare Corp. Term Loan B
Term Loan			4.250% due 11/17/23 (Ê)	1,492	1,498
9.992% due 11/12/20 (Ê)	435	333	Everi Payments, Inc. 1st Lien Term Loan
Constellis Holdings LLC 1st Lien Term
Loan			5.742% due 05/09/24 (Ê)	499	502
6.333% due 04/18/24 (Ê)	499	499	Exact Merger Sub LLC 1st Lien Term
Constellis Holdings LLC 2nd Lien Term			Loan
			5.583% due 09/19/24 (Ê)	1,000	1,008
10.333% Loan due 04/21/25 (Ê)	125	124	Exact Merger Sub LLC 2nd Lien Term
ConvergeOne Holdings Corp. 1st Lien			Loan
Term Loan			9.333% due 09/19/25 (Ê)	250	249
0.000% due 06/17/20 (Ê)(v)	200	200	First Data Corp. Term Loan
ConvergeOne Holdings Corp. Term			3.488% due 07/10/22 (Ê)	2,561	2,567
Loan B			Focus Financial Partners LLC 1st Lien
6.090% due 06/14/24 (Ê)	374	374	Term Loan
Coral US Co. Borrower LLC Term Loan B			4.574% due 05/22/24 (Ê)	1,100	1,112
4.742% due 01/31/25 (Ê)	2,000	2,007	Fort Dearborn Company 1st Lien Term
Cortes NP Acquisition Corp. Term Loan			Loan
B			5.269% due 10/19/23 (Ê)	6	6
5.242% due 11/30/23 (Ê)	1,125	1,133	5.336% due 10/19/23 (Ê)	418	419
CPI Acquisition, Inc. Term Loan B			Freedom Mortgage Corp. Term Loan
5.850% due 08/17/22 (Ê)	250	179	6.956% due 02/23/22 (Ê)	495	503
Creative Artists Agency LLC 1st Lien			Frontier Communications Corp. Term
Term Loan B			Loan B
4.739% due 02/13/24 (Ê)	995	1,005	4.990% due 05/23/24 (Ê)	187	178
Crosby US Acquisition Corp. 1st Lien			Garda World Security Corp. Term Loan B
Term Loan			5.311% due 05/24/24 (Ê)	458	462
4.315% due 11/22/20 (Ê)	497	471	Getty Images, Inc. 1st Lien Term Loan B
CSC Holdings, LLC 1st Lien Term Loan			4.833% due 10/18/19 (Ê)	249	217
3.489% due 07/17/25 (Ê)	1,810	1,807	GHX Ultimate Parent Corp. 1st Lien
Cvent, Inc. 1st Lien Term Loan B			Term Loan
5.242% due 11/29/23 (Ê)	498	503	4.583% due 07/13/24 (Ê)	499	502
CWGS Group LLC Term Loan			Go Daddy Operating Co. LLC 1st Lien
			Term Loan
4.238% due 11/08/23 (Ê)	372	375	3.742% due 02/06/24 (Ê)	1,495	1,503
4.242% due 11/08/23 (Ê)	3	3	Grifols Worldwide Operations USA Inc.
Dell, Inc. 1st Lien Term Loan			1st Lien Term Loan B
3.250% due 09/07/23 (Ê)	2,285	2,290	3.452% due 01/31/25 (Ê)	1,494	1,499
DigiCert, Inc. 2nd Lien Term Loan			Gruden Holdings, Inc. First Lien Term
0.000% due 09/07/25 (Ê)(v)	500	503	Loan
DigiCert, Inc. Term Loan B1			6.833% due 08/18/22 (Ê)	995	987
0.000% due 12/31/20 (Ê)(v)	1,000	1,011	GTCR Valor Cos. , Inc. Term Loan B1
Dupage Medical Group, Ltd. 1st Lien			5.583% due 06/20/23 (Ê)	250	254
Term Loan			H. B. Fuller Co. Term Loan B
4.315% due 08/14/24 (Ê)	850	854	3.489% due 10/12/24 (Ê)	250	251
Dupage Medical Group, Ltd. 2nd Lien			Harland Clarke Holdings Corp Term
Term Loan			Loan
8.315% due 08/15/25 (Ê)	375	376	6.142% due 11/01/23 (Ê)	375	373
E. W. Scripps Co. Term Loan B			HCA, Inc. Term Loan B8
3.493% due 08/16/24 (Ê)	500	503	3.492% due 02/15/24 (Ê)	1,992	2,005
Education Advisory Board 1st Lien Term			Hertz Global Holdings, Inc. Term Loan B
Loan			4.000% due 06/30/23 (Ê)	174	174
0.000% due 09/06/24 (Ê)(v)	900	901	Hyland Software, Inc. 2nd Lien Term
Eldorado Resorts, Inc. 1st Lien Term			Loan
Loan B			8.242% due 05/23/25 (Ê)	250	255
3.500% due 04/17/24 (Ê)	828	830	Hyland Software, Inc. Term Loan
Employbridge LLC Term Loan			4.492% due 07/01/22 (Ê)	249	252
7.833% due 05/16/20 (Ê)	424	405	Intrawest Resorts Holdings, Inc. 1st Lien
			Term Loan B1

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 853

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.492% due 06/29/24 (Ê)	1,000	1,010	Post Holdings, Inc. Incremental Term
Jaguar Holding Company Holding II			Loan
Term Loan			3.492% due 05/24/24 (Ê)	499	501
3.992% due 08/18/22 (Ê)	294	296	Pre-Paid Legal Services, Inc. 2nd Lien
4.083% due 08/18/22 (Ê)	327	329	Term Loan
Kraton Polymers LLC Term Loan			10.250% due 07/01/20 (Ê)	750	749
			Prime Security Services Borrower LLC
4.242% due 01/06/22 (Ê)	98	99	Term Loan B1
Kronos, Inc. Term Loan B			3.992% due 05/02/22 (Ê)	1,494	1,507
4.811% due 11/01/23 (Ê)	174	175	Primeline Utility Services LLC 1st Lien
Learfield Communications, Inc. 1st Lien			Term Loan B
Term Loan			6.814% due 11/12/22 (Ê)	1	1
4.500% due 11/17/23 (Ê)	744	748	6.880% due 11/12/22 (Ê)	497	499
Limetree Bay Terminals LLC Term Loan			Quest Software US Holdings, Inc. 1st
B			Lien Term Loan
5.237% due 02/10/24 (Ê)	100	100	7.380% due 10/31/22 (Ê)	992	1,002
Lions Gate Enterntainment, Inc. 1st Lien			Quintiles IMS, Inc. 1st Lien Term Loan
Term Loan			B2
4.242% due 10/12/23 (Ê)	341	344	3.321% due 01/18/25 (Ê)	500	503
MacDermid, Inc. Term Loan B			Rackspace Hosting, Inc. Term Loan B
4.242% due 06/07/23 (Ê)	373	376	4.311% due 11/03/23 (Ê)	423	422
MACOM Technology Solutions Term			Radio One, Inc. 1st Lien Term Loan B
Loan
3.489% due 05/12/24 (Ê)	498	498	5.340% due 04/05/23 (Ê)	499	489
Match Group, Inc. 1st Lien Term Loan			RBS Global, Inc. Term Loan B
B1			0.000% due 08/21/23 (Ê)(v)	499	502
3.809% due 11/16/22 (Ê)	500	506	Red Ventures LLC 1st Lien Term Loan
MCC Iowa LLC Term Loan H			0.000% due 10/11/22 (Ê)(v)	650	646
3.710% due 01/29/21 (Ê)	248	248	Red Ventures LLC 2nd Lien Term Loan
MGM Growth Properties Operating			0.000% due 10/10/25 (Ê)(v)	250	249
Partnership, LP Term Loan B			Reynolds Group Holdings, Inc. 1st Lien
3.492% due 04/25/23 (Ê)	497	500	Term Loan B
MH Sub I LLC 1st Lien Term Loan			3.992% due 02/05/23 (Ê)	1,742	1,752
5.070% due 08/15/24 (Ê)	500	497	RHP Hotel Properties, LP Term Loan B
MH Sub I LLC 2nd Lien Term Loan			3.560% due 05/11/24 (Ê)	424	427
8.820% due 08/15/25 (Ê)	175	174	Scientific Games International, Inc. Term
MORSCO, Inc. Term Loan B			Loan B4
8.242% due 10/31/23 (Ê)	124	125	4.492% due 08/14/24 (Ê)	213	215
Navistar, Inc. 1st Lien Term Loan B			4.522% due 08/14/24 (Ê)	785	794
			SeaWorld Parks & Entertainment Term
5.240% due 08/07/20 (Ê)	995	995	Loan B
NeuStar, Inc. 1st Lien Term Loan B2			4.333% due 03/31/24 (Ê)	711	697
5.062% due 08/08/24 (Ê)	500	505	Sesac Holdco II LLC 1st Lien Term Loan
NN, Inc. Incremental Term Loan			4.492% due 02/13/24 (Ê)	673	673
4.992% due 04/03/21 (Ê)	1,477	1,485	Sesac Holdco II LLC 2nd Lien Term
NPC International, Inc. 1st Lien Term			Loan
Loan			8.492% due 02/24/25 (Ê)	375	371
4.742% due 04/20/24 (Ê)	748	755	Signode Industrial Group US, Inc. 1st
Optiv, Inc. 1st Lien Term Loan			Lien Term Loan B
4.563% due 02/01/24 (Ê)	241	227	3.992% due 05/01/21 (Ê)	377	380
Ozark Holdings LLC 1st Lien Term Loan			4.083% due 05/01/21 (Ê)	339	343
4.992% due 07/03/23 (Ê)	1,492	1,504	SIRVA Worldwide, Inc. Term Loan
PAREXEL International Corp. 1st Lien			7.820% due 11/14/22 (Ê)	332	335
Term Loan B			7.840% due 11/14/22 (Ê)	164	166
4.242% due 09/29/24 (Ê)	483	488	Solarwinds Holdings, Inc. 1st Lien Term
Pelican Products, Inc. 1st Lien Term			Loan
Loan B1			4.742% due 02/05/23 (Ê)	996	1,002
5.583% due 04/11/20 (Ê)	125	126	Solera LLC Term Loan B
Penn National Gaming, Inc. 1st Lien			4.485% due 03/04/23 (Ê)	497	501
Term Loan B			Spectrum Brands, Inc. 1st Lien Term
3.742% due 01/19/24 (Ê)	498	501	Loan B
			3.242% due 06/23/22 (Ê)	319	322

See accompanying notes which are an integral part of the financial statements.

854 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.312% due 06/23/22 (Ê)	674	679	W3 Co. Term Loan B
Spring Communications, Inc. 1st Lien			0.000% due 03/08/22 (Ê)(v)	325	324
Term Loan B			Weight Watchers International, Inc. 1st
3.750% due 02/02/24 (Ê)	995	998	Lien Term Loan B2
SS&C Technologies, Inc. 1st Lien Term			4.500% due 04/02/20 (Ê)	611	605
Loan B1			4.590% due 04/02/20 (Ê)	1,122	1,111
3.492% due 07/08/22 (Ê)	417	420	William Morris Endeavor Entertainment
Station Casinos LLC 1st Lien Term			LLC 1st Lien Term Loan
Loan B			4.570% due 05/06/21 (Ê)	2	2
3.740% due 06/08/23 (Ê)	499	501	4.640% due 05/06/21 (Ê)	869	874
Steak n Shake Operations, Inc. Term			World Endurance Holdings 1st Lien
Loan			Term Loan
5.000% due 03/19/21 (Ê)	302	278	5.583% due 06/26/21 (Ê)	246	246
Sterigenics-Nordion Holdings LLC Term			York Risk Services Group, Inc.
Loan B			Covenant-Lite Term Loan B
4.242% due 05/15/22 (Ê)	250	250	4.992% due 10/01/21 (Ê)	125	123
Tempo Acquisition LLC Term Loan B
4.242% due 05/01/24 (Ê)	499	500			115,038
TerraForm AP Acquisition Holdings LLC			Mortgage-Backed Securities - 12.9%
Term Loan B			Blackstone Mortgage Trust, Inc.
5.583% due 06/26/22 (Ê)	1,480	1,489	4.375% due 05/05/22	495	501
TKC Holdings, Inc. 1st Lien Term Loan			Fannie Mae
5.522% due 02/01/23 (Ê)	498	503	30 Year TBA(Ï)
TKC Holdings, Inc. 2nd Lien Term Loan			3.000%	88,027	88,033
9.272% due 02/01/24 (Ê)	300	301	4.000%	6,000	6,296
TMS International Corp. Term Loan B			4.500%	148	10
4.309% due 08/09/24 (Ê)	490	492	Fannie Mae REMICS
Trader Corp. Term Loan B			Series 2010-35 Class SG
4.581% due 09/28/23 (Ê)	498	499	Interest Only STRIP
Trans Union LLC 1st Lien Term Loan B3			5.418% due 04/25/40 (Ê)	2,706	518
3.242% due 04/09/23 (Ê)	499	500	Series 2010-99 Class NI
Transdigm Group, Inc. 1st Lien Term			Interest Only STRIP
Loan F			6.000% due 09/25/40	5,428	1,175
4.242% due 06/09/23 (Ê)	323	325	Series 2011-101 Class SA
4.333% due 06/09/23 (Ê)	174	175	Interest Only STRIP
TruGreen, LP Term Loan			5.129% due 10/25/41 (Ê)	4,600	637
5.235% due 04/13/23 (Ê)	997	1,012	Series 2012-58 Class SM
United Airlines, Inc. Term Loan B			Interest Only STRIP
3.630% due 03/21/24 (Ê)	498	500	5.476% due 06/25/42 (Ê)	1,667	286
UPC Financing Partnership Term Loan
AR			Series 2012-103 Class SD
3.732% due 01/15/26 (Ê)	350	351	Interest Only STRIP
USI, Inc. Term Loan B			4.813% due 09/25/42 (Ê)	3,969	765
0.000% due 05/16/24 (Ê)(v)	500	499	Series 2013-27 Class PI
4.314% due 05/16/24 (Ê)	400	401	Interest Only STRIP
Valeant Pharmaceuticals International,			3.000% due 12/25/41	2,446	190
Inc. Term Loan B			Series 2013-35 Class IP
5.990% due 04/02/22 (Ê)	1,159	1,185	Interest Only STRIP
Vantiv, LLC 1st Lien Term Loan B1			3.000% due 06/25/42	1,220	97
3.239% due 09/20/24 (Ê)	219	220	Series 2013-35 Class PI
Vantiv, LLC Term Loan B4			Interest Only STRIP
3.239% due 08/07/24 (Ê)	781	786	3.000% due 02/25/42	1,200	93
Varsity Brands, Inc. 1st Lien Term Loan			Series 2013-40 Class YI
4.738% due 12/11/21 (Ê)	495	499	Interest Only STRIP
4.742% due 12/11/21 (Ê)	2	2	3.500% due 06/25/42	1,554	228
Verdesian Life Sciences LLC Term Loan			Series 2013-41 Class SP
0.000% due 07/01/20 (Ê)(v)	71	57	Interest Only STRIP
Veresen Midstream, Ltd. Term Loan B2			5.422% due 06/25/40 (Ê)	1,069	105
4.742% due 03/31/22 (Ê)	497	500

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 855

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2013-57 Class IQ			Series 2012-3829 Class AS
Interest Only STRIP			Interest Only STRIP
3.000% due 06/25/41	1,300	131	5.961% due 03/15/41 (Ê)	1,558	285
Series 2013-107 Class SB			Series 2012-3981 Class WS
Interest Only STRIP			Interest Only STRIP
4.713% due 02/25/43 (Ê)	4,888	982	5.323% due 05/15/41 (Ê)	845	107
Series 2015-69 Class IO			Series 2012-3984 Class DS
Interest Only STRIP			Interest Only STRIP
6.000% due 09/25/45	5,020	1,135	4.961% due 01/15/42 (Ê)	1,848	277
Series 2016-102 Class JI			Series 2012-4000 Class LI
Interest Only STRIP			Interest Only STRIP
3.500% due 02/25/46	455	67	4.000% due 02/15/42	1,928	286
Series 2016-104 Class NI			Series 2012-4033 Class SC
Interest Only STRIP			Interest Only STRIP
5.000% due 04/25/38	893	30	5.316% due 10/15/36 (Ê)	1,050	111
Series 2017-2 Class KI			Series 2012-4074 Class KS
Interest Only STRIP			Interest Only STRIP
4.000% due 02/25/47	1,875	320	5.788% due 02/15/41 (Ê)	2,058	339
Series 2017-48 Class LI			Series 2013-4182 Class PI
Interest Only STRIP			Interest Only STRIP
4.000% due 05/25/47	1,353	208	3.000% due 12/15/41	3,507	264
Series 2017-72 Class GI			Series 2013-4267 Class CS
Interest Only STRIP			Interest Only STRIP
4.000% due 08/25/47	979	150	4.816% due 05/15/39 (Ê)	1,037	94
Series 2017-74 Class JI			Series 2014-4299 Class JI
Interest Only STRIP			Interest Only STRIP
4.000% due 10/25/47	849	133	4.000% due 07/15/43	1,991	280
Series 2017-78 Class KI			Series 2015-4452 Class QI
Interest Only STRIP			Interest Only STRIP
3.500% due 10/25/47	4,972	933	4.000% due 11/15/44	4,673	948
Series 2017-4666 Class AI			Series 2015-4510 Class HI
Interest Only STRIP			Interest Only STRIP
3.000% due 09/15/35	4,274	320	3.000% due 03/15/40	3,483	323
Series 2017-4679 Class CI			Series 2015-4530 Class TI
Interest Only STRIP			Interest Only STRIP
3.500% due 07/15/42	477	67	4.000% due 11/15/45	1,390	258
Series 2017-4697 Class QI			Series 2016-4568 Class IC
Interest Only STRIP			Interest Only STRIP
4.000% due 07/15/47	418	69	4.500% due 09/15/43	2,556	475
Fannie Mae Strips			Series 2016-4585 Class QI
Series 2009-397 Class 2			Interest Only STRIP
Interest Only STRIP			3.500% due 04/15/46	6,107	940
5.000% due 09/25/39	800	167	Series 2016-4601 Class PI
Series 2010-404 Class 2			Interest Only STRIP
Interest Only STRIP			4.500% due 12/15/45	1,359	196
4.500% due 05/25/40	617	123	Series 2016-4604 Class QI
Freddie Mac REMICS			Interest Only STRIP
Series 2010-3714 Class KI			3.500% due 07/15/46	7,932	1,233
Interest Only STRIP			Series 2017-4663 Class KI
4.500% due 11/15/39	715	70	Interest Only STRIP
Series 2010-3747 Class SA			3.500% due 11/15/42	2,154	254
Interest Only STRIP			Series 2017-4663 Class PI
5.511% due 10/15/40 (Ê)	1,296	222	Interest Only STRIP
Series 2011-3927 Class IP			4.000% due 03/15/47	1,863	314
Interest Only STRIP
4.500% due 06/15/40	1,709	211

See accompanying notes which are an integral part of the financial statements.

856 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2017-4663 Class TI			Series 2012-136 Class BI
Interest Only STRIP			Interest Only STRIP
3.500% due 10/15/42	2,275	241	3.500% due 11/20/42	5,234	1,087
Series 2017-4678 Class MS			Series 2012-H23 Class WI
Interest Only STRIP			Interest Only STRIP
5.107% due 04/15/47 (Ê)	1,461	332	1.568% due 10/20/62 (~)(Ê)	4,190	245
Series 2017-4697 Class PI			Series 2013-18 Class GI
Interest Only STRIP			Interest Only STRIP
3.500% due 09/15/45	1,322	189	3.500% due 05/20/41	7,014	751
Series 2017-4697 Class YI			Series 2013-77 Class UI
Interest Only STRIP			Interest Only STRIP
3.500% due 07/15/47	4,866	822	4.500% due 03/20/41	1,067	162
Series 2017-4707 Class AI			Series 2013-104 Class YS
Interest Only STRIP			Interest Only STRIP
4.000% due 07/15/47	971	152	4.916% due 07/16/43 (Ê)	7,061	1,227
Freddie Mac Strips			Series 2013-115 Class ID
Series 2014-324 Class C21			Interest Only STRIP
Interest Only STRIP			3.500% due 01/20/38	666	75
6.000% due 06/15/39	1,061	269	Series 2013-187 Class IO
Ginnie Mae			Interest Only STRIP
Series 2010-3 Class MS			4.500% due 11/20/39	860	46
Interest Only STRIP			Series 2013-H14 Class XI
6.018% due 11/20/38 (Ê)	2,815	153	Interest Only STRIP
Series 2010-35 Class QI			1.650% due 03/20/63 (~)(Ê)	2,398	140
Interest Only STRIP			Series 2013-H24 Class AI
4.500% due 03/20/40	9,906	1,949	Interest Only STRIP
Series 2010-62 Class SD			1.472% due 09/20/63 (~)(Ê)	2,378	133
Interest Only STRIP			Series 2014-39 Class LI
5.512% due 05/20/40 (Ê)	3,292	594	Interest Only STRIP
Series 2010-134 Class ES			3.500% due 01/20/40	1,897	131
Interest Only STRIP			Series 2014-58 Class SA
5.022% due 11/20/39 (Ê)	3,150	291	Interest Only STRIP
Series 2010-144 Class LS			4.869% due 04/20/44 (Ê)	466	74
Interest Only STRIP			Series 2014-69 Class IG
5.663% due 07/16/37 (Ê)	1,060	19	Interest Only STRIP
Series 2010-H19 Class BI			5.000% due 09/20/43	960	174
Interest Only STRIP			Series 2014-69 Class PI
1.460% due 08/20/60 (~)(Ê)	4,351	298	5.000% due 04/20/44	8,028	1,434
Series 2010-H22 Class CI			Series 2014-98 Class AI
Interest Only STRIP			Interest Only STRIP
2.365% due 10/20/60 (~)(Ê)	4,333	312	4.500% due 10/20/41	2,380	239
Series 2011-17 Class S			Series 2014-116 Class IL
Interest Only STRIP			Interest Only STRIP
5.072% due 02/20/41 (Ê)	6,478	1,033	4.000% due 08/20/44	1,918	287
Series 2011-22 Class PS			Series 2014-H09 Class AI
Interest Only STRIP			Interest Only STRIP
5.022% due 07/20/40 (Ê)	3,363	268	1.429% due 01/20/64 (~)(Ê)	6,093	339
Series 2011-H15 Class AI			Series 2014-H13 Class BI
Interest Only STRIP			Interest Only STRIP
1.570% due 06/20/61 (~)(Ê)	838	51	1.584% due 05/20/64 (~)(Ê)	8,656	563
Series 2012-38 Class MI			Series 2014-H25 Class BI
Interest Only STRIP			Interest Only STRIP
4.000% due 03/20/42	5,262	1,020	1.646% due 12/20/64 (~)(Ê)	2,405	197
Series 2012-104 Class QI			Series 2015-60 Class PI
Interest Only STRIP			Interest Only STRIP
3.500% due 04/20/42	1,506	349	4.000% due 04/20/45	1,495	277

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 857

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2015-79 Class CI			Series 2016-168 Class AI
Interest Only STRIP			Interest Only STRIP
4.000% due 05/20/45	5,995	1,111	5.000% due 07/20/45	1,557	132
Series 2015-106 Class CI			Series 2016-H04 Class KI
Interest Only STRIP			Interest Only STRIP
4.000% due 05/20/45	1,938	294	1.875% due 02/20/66 (~)(Ê)(Š)	1,228	107
Series 2015-167 Class BI			Series 2016-H06 Class AI
Interest Only STRIP			Interest Only STRIP
4.500% due 04/16/45	1,260	271	2.068% due 02/20/66	2,756	245
Series 2015-187 Class JI			Series 2016-H13 Class EI
Interest Only STRIP			Interest Only STRIP
4.000% due 03/20/45	3,464	551	2.030% due 04/20/66 (~)(Ê)(Š)	11,694	1,374
Series 2015-H04 Class AI			Series 2016-H22 Class IO
Interest Only STRIP			Interest Only STRIP
2.091% due 12/20/64 (~)(Ê)	1,324	109	1.838% due 10/20/66 (~)(Ê)	7,071	705
Series 2015-H22 Class HI			Series 2017-17 Class DI
Interest Only STRIP			Interest Only STRIP
2.033% due 08/20/65 (~)(Ê)	756	82	3.500% due 09/20/43	1,146	157
Series 2015-H29 Class HI			Series 2017-26 Class EI
Interest Only STRIP			Interest Only STRIP
2.094% due 09/20/65 (~)(Ê)	744	75	5.000% due 02/20/40	3,784	556
Series 2016-42 Class IO			Series 2017-26 Class MI
Interest Only STRIP			Interest Only STRIP
5.000% due 02/20/46	501	93	5.000% due 11/20/39	34,400	7,031
Series 2016-47 Class CI			Series 2017-42 Class IC
Interest Only STRIP			Interest Only STRIP
4.000% due 09/20/45	700	102	4.500% due 08/20/41	12,054	2,368
Series 2016-49 Class IO			Series 2017-45 Class IM
Interest Only STRIP			Interest Only STRIP
4.500% due 11/16/45	2,463	490	4.000% due 10/20/44	788	125
Series 2016-77 Class SC			Series 2017-52 Class DI
Interest Only STRIP			Interest Only STRIP
5.574% due 10/20/45 (Ê)	1,502	276	5.500% due 04/20/47	3,944	764
Series 2016-77 Class SL			Series 2017-68 Class IL
Interest Only STRIP			Interest Only STRIP
5.157% due 03/20/43 (Ê)	2,043	249	4.000% due 08/20/44	822	155
Series 2016-111 Class IP			Series 2017-87 Class IO
Interest Only STRIP			Interest Only STRIP
3.500% due 08/20/46	7,385	836	4.000% due 01/20/46	454	79
Series 2016-123 Class IQ			Series 2017-99 Class AI
Interest Only STRIP			Interest Only STRIP
5.000% due 07/20/39	1,687	146	4.000% due 01/20/47	641	99
Series 2016-123 Class LI			Series 2017-114 Class DI
Interest Only STRIP			Interest Only STRIP
3.500% due 03/20/44	6,262	867	3.500% due 03/20/47	502	72
Series 2016-150 Class I			Series 2017-130 Class IB
Interest Only STRIP			Interest Only STRIP
5.000% due 11/20/46	865	173	4.000% due 08/20/47	782	128
Series 2016-154 Class AI			Series 2017-130 Class NI
Interest Only STRIP			Interest Only STRIP
5.000% due 02/20/41	4,102	214	3.500% due 01/20/47	1,453	164
Series 2016-167 Class SB			Series 2017-132 Class IA
Interest Only STRIP			Interest Only STRIP
5.219% due 04/20/38 (Ê)	1,600	59	4.500% due 09/20/47	813	157

See accompanying notes which are an integral part of the financial statements.

858 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2017-136 Class GI			Class AI
Interest Only STRIP			Interest Only STRIP
3.500% due 09/20/47	1,701	255	3.500% due 01/20/39	7,327	634
Series 2017-H02 Class BI			Class IA
Interest Only STRIP			Interest Only STRIP
2.301% due 01/20/67 (~)(Ê)	698	95	4.000% due 01/16/43	1,922	293
Series 2017-H03 Class DI			Series 2009-121 Class CI
Interest Only STRIP			Interest Only STRIP
2.195% due 12/20/66 (~)(Ê)	2,780	374	4.500% due 12/16/39	5,108	1,057
Series 2017-H04 Class BI			Series 2010-127 Class NI
Interest Only STRIP			Interest Only STRIP
2.403% due 02/20/67 (~)(Ê)	1,211	169	4.000% due 02/20/39	1,554	102
Series 2017-H06 Class EI			Series 2011-135 Class DI
Interest Only STRIP			Interest Only STRIP
1.565% due 02/20/67 (~)(Ê)	5,801	426	5.000% due 04/16/40	4,911	1,117
Series 2017-H08 Class DI			Series 2011-156 Class SK
Interest Only STRIP			Interest Only STRIP
2.377% due 02/20/67 (~)(Ê)	2,596	404	5.364% due 04/20/38 (Ê)	2,856	570
Series 2017-H08 Class EI			Series 2012-129 Class IO
Interest Only STRIP			Interest Only STRIP
2.236% due 02/20/67 (~)(Ê)	1,178	155	4.500% due 11/16/42	1,420	332
Series 2017-H09 Class HI			Series 2012-H06 Class AI
Interest Only STRIP			Interest Only STRIP
1.823% due 03/20/67 (~)(Ê)	4,724	592	1.361% due 01/20/62 (~)(Ê)	10,056	524
Series 2017-H09 Class IO			Series 2012-H10 Class AI
Interest Only STRIP			Interest Only STRIP
1.774% due 04/20/67 (~)(Ê)	5,590	587	1.219% due 12/20/61 (~)(Ê)	12,212	543
Series 2017-H11 Class DI			Series 2012-H18 Class NI
Interest Only STRIP			Interest Only STRIP
1.848% due 05/20/67 (~)(Ê)	997	118	1.489% due 08/20/62 (~)(Ê)	31,562	1,581
Series 2017-H14 Class JI			Series 2013-23 Class IK
Interest Only STRIP			Interest Only STRIP
2.140% due 06/20/67 (~)(Ê)	445	59	3.000% due 09/20/37	1,780	187
Series 2017-H16 Class FI			Series 2013-76 Class IO
Interest Only STRIP			Interest Only STRIP
2.290% due 08/20/67 (~)(Ê)(Š)	14,021	1,826	3.500% due 05/20/43	1,734	262
Series 2017-H16 Class HI			Series 2013-79 Class PI
Interest Only STRIP			Interest Only STRIP
1.632% due 08/20/67 (~)(Ê)	724	66	3.500% due 04/20/43	1,672	224
Series 2017-H16 Class IB			Series 2014-20 Class SQ
Interest Only STRIP			Interest Only STRIP
1.800% due 08/20/67 (~)(Ê)	3,324	349	5.319% due 07/20/43 (Ê)	705	99
Series 2017-H16 Class IH			Series 2014-25 Class VI
Interest Only STRIP			Interest Only STRIP
1.695% due 07/20/67 (~)(Ê)	29,763	2,975	5.000% due 02/20/44	1,226	244
Series 2017-H18 Class CI			Series 2014-139 Class NI
Interest Only STRIP			Interest Only STRIP
2.203% due 09/20/67 (~)(Ê)	565	77	3.500% due 08/20/28	6,133	499
Series 2017-H19 Class MI			Series 2014-H24 Class BI
Interest Only STRIP			Interest Only STRIP
2.007% due 04/20/67 (~)(Ê)	8,965	989	1.631% due 11/20/64 (~)(Ê)(Š)	15,860	1,417
Ginnie Mae II			Series 2015-20 Class PI
30 Year TBA(Ï)			Interest Only STRIP
4.000%	1,000	1,050	3.500% due 02/20/45	4,981	833
4.500%	2,000	2,119
Ginnie Mae REMICS

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 859

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2015-24 Class AI			Series 2016-H20 Class NI
Interest Only STRIP			Interest Only STRIP
3.500% due 12/20/37	2,076	238	2.317% due 09/20/66 (~)(Ê)	17,965	2,150
Series 2015-111 Class IJ			Series 2016-H25 Class GI
Interest Only STRIP			Interest Only STRIP
3.500% due 08/20/45	1,762	242	1.511% due 11/20/66 (~)(Ê)	6,083	352
Series 2015-124 Class DI			Series 2016-H27 Class BI
Interest Only STRIP			Interest Only STRIP
3.500% due 01/20/38	3,013	369	2.344% due 12/20/66 (~)(Ê)	12,735	1,667
Series 2015-134 Class LI			Series 2017-6 Class DI
Interest Only STRIP			Interest Only STRIP
3.500% due 05/20/39	2,988	362	3.500% due 01/20/44	8,244	841
Series 2015-162 Class BI			Series 2017-17 Class EI
Interest Only STRIP			Interest Only STRIP
4.000% due 11/20/40	3,382	507	4.000% due 09/20/44	2,237	243
Series 2015-167 Class MI			Series 2017-38 Class DI
Interest Only STRIP			Interest Only STRIP
5.000% due 06/20/45	5,811	1,210	5.000% due 03/16/47	2,625	573
Series 2015-186 Class AI			Series 2017-57 Class AI
Interest Only STRIP			Interest Only STRIP
4.000% due 12/20/45	4,717	808	4.000% due 06/20/45	1,472	289
Series 2015-H09 Class BI			Series 2017-66 Class KI
Interest Only STRIP			Interest Only STRIP
1.684% due 03/20/65 (~)(Ê)(Š)	697	60	4.000% due 08/20/44	9,753	1,407
Series 2015-H10 Class CI			Series 2017-79 Class IB
Interest Only STRIP			Interest Only STRIP
1.797% due 04/20/65 (~)(Ê)	1,671	140	5.500% due 05/20/47	4,782	1,033
Series 2015-H13 Class AI			Series 2017-99 Class PI
Interest Only STRIP			Interest Only STRIP
2.194% due 06/20/65 (~)(Ê)(Š)	2,990	303	4.000% due 03/20/46	5,535	1,047
Series 2015-H15 Class JI			Series 2017-104 Class MI
Interest Only STRIP			Interest Only STRIP
1.936% due 06/20/65 (~)(Ê)	1,179	112	5.500% due 07/16/47	6,952	1,790
Series 2015-H18 Class IA			Series 2017-118 Class KI
Interest Only STRIP			Interest Only STRIP
1.816% due 06/20/65 (~)(Ê)	3,278	247	3.500% due 10/20/46	17,480	2,269
Series 2015-H24 Class BI			Series 2017-123 Class JI
Interest Only STRIP			Interest Only STRIP
1.604% due 08/20/65 (~)(Ê)(Š)	2,251	134	4.000% due 08/20/46	4,498	776
Series 2015-H25 Class AI			Series 2017-130 Class LI
Interest Only STRIP			Interest Only STRIP
1.614% due 09/20/65 (~)(Ê)(Š)	1,646	140	4.500% due 10/16/45	1,668	296
Series 2015-H26 Class GI			Series 2017-130 Class LS
Interest Only STRIP			Interest Only STRIP
1.780% due 10/20/65 (~)(Ê)	918	86	4.961% due 08/16/47 (Ê)	4,626	931
Series 2016-129 Class PI			Series 2017-136 Class IG
Interest Only STRIP			Interest Only STRIP
4.500% due 06/20/45	1,622	331	3.500% due 02/20/44	11,247	1,164
Series 2016-H01 Class AI			Series 2017-136 Class IY
Interest Only STRIP			Interest Only STRIP
1.701% due 01/20/66 (~)(Ê)	39,515	3,662	5.000% due 03/20/45	27,051	5,448
Series 2016-H16 Class DI			Series 2017-139 Class IG
Interest Only STRIP			Interest Only STRIP
2.194% due 06/20/66 (~)(Ê)	3,003	374	3.500% due 09/20/47	9,508	1,470

See accompanying notes which are an integral part of the financial statements.

860 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
		or Shares	$			or Shares	$
Series 2017-141 Class ID				Series REGS
Interest Only STRIP				4.750% due 07/15/27	GBP	380	514
3.500% due 07/20/47		6,878	943	Assicurazioni Generali SpA
Series 2017-162 Class QI				5.500% due 10/27/47 (Ê)	EUR	290	407
Interest Only STRIP				AXA SA
5.000% due 10/20/47		5,414	1,177	3.941% due 11/29/49 (Ê)(ƒ)	EUR	405	535
Series 2017-H03 Class EI				Bank of Ireland
Interest Only STRIP				7.375% due 12/29/49 (Ê)(ƒ)	EUR	200	264
2.373% due 01/20/67 (~)(Ê)		1,948	295	Bankia SA
Series 2017-H06 Class BI				6.000% due 12/31/99 (Ê)(ƒ)	EUR	200	245
Interest Only STRIP				BHP Billiton Finance, Ltd.
2.256% due 02/20/67 (~)(Ê)		6,788	835	6.500% due 10/22/77 (Ê)	GBP	760	1,183
Series 2017-H06 Class DI				Brazil Notas do Tesouro Nacional
Interest Only STRIP				Series NTNF
1.755% due 02/20/67 (~)(Ê)		6,333	584	10.000% due 01/01/25	BRL	6,693	2,137
Series 2017-H08 Class NI				Bright Food Singapore Holdings Pte, Ltd.
Interest Only STRIP				1.125% due 07/18/20	EUR	140	165
2.147% due 03/20/67 (~)(Ê)		7,095	836	CaixaBank SA
Series 2017-H09 Class DI				6.750% due 12/31/99 (Ê)(ƒ)	EUR	200	257
Interest Only STRIP				Colombian Titulos de Tesoreria
1.695% due 03/20/67 (~)(Ê)		6,123	616	Series B
Series 2017-H16 Class EI				7.000% due 05/04/22	COP	7,772,700	2,657
Interest Only STRIP				Credit Logement SA
1.637% due 08/20/67 (~)(Ê)		10,164	1,027	0.821% due 03/29/49 (Ê)(ƒ)	EUR	450	458
Series 2017-H18 Class FI				Credit Suisse Group Funding, Ltd.
Interest Only STRIP				2.750% due 08/08/25	GBP	480	653
2.182% due 09/20/67 (~)(Ê)		12,669	1,897	Enbridge, Inc.
Series 2017-H21 Class DI				4.570% due 03/11/44	CAD	320	246
Interest Only STRIP				Fiat Chrysler Finance Europe SA
1.629% due 10/20/67 (~)(Ê)		21,969	2,108	Series GMTN
Morgan Stanley Bank of America Merrill				6.750% due 10/14/19	EUR	300	393
Lynch Trust				Gazprom OAO Via Gaz Capital SA
Series 2014-C18 Class D				4.250% due 04/06/24	GBP	200	276
3.389% due 10/15/47 (Þ)		200	146	Glencore Finance Europe SA
Morgan Stanley Capital I Trust				6.500% due 02/27/19	GBP	350	497
Series 2011-C3 Class G				Global Switch Holdings, Ltd.
5.188% due 07/15/49 (~)(Ê)(Þ)		338	294	2.250% due 05/31/27	EUR	340	417
Series 2012-C4 Class E				Grand City Properties SA
5.421% due 03/15/45 (~)(Ê)(Þ)		200	179	1.500% due 04/17/25	EUR	200	240
UBS-Barclays Commercial Mortgage
Trust				Groupama SA
Series 2013-C6 Class E				6.375% due 05/29/49 (Ê)(ƒ)	EUR	300	421
3.500% due 04/10/46 (Þ)		220	152	HSBC Holdings PLC
				5.750% due 12/20/27	GBP	215	353
			214,958
Non-US Bonds - 3.0%				HT1 Funding GmbH
ADO Properties SA				1.842% due 07/29/49 (Ê)(ƒ)	EUR	160	178
1.500% due 07/26/24	EUR	300	355	Hungary Government Bond
Akelius Residential Property AB				Series 19/A
1.750% due 02/07/25	EUR	420	500	6.500% due 06/24/19	HUF	436,060	1,803
				Indonesia Government International
America Movil SAB de CV				Bond
5.000% due 10/27/26	GBP	270	430	Series REGS
Ardagh Packaging Finance PLC /				2.625% due 06/14/28	EUR	320	399
Ardagh Holdings USA, Inc.				Indonesia Treasury Bond
Series REGS
6.750% due 05/15/24	EUR	110	143	Series FR56
Ardagh Packaging Finance PLC/Ardagh				8.375% due 09/15/26	IDR	44,421,000	3,595
MP Holdings USA, Inc.				InterContinental Hotels Group PLC

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 861

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$			or Shares	$
3.750% due 08/14/25	GBP	175	252	Series REGS
Intesa Sanpaolo SpA				1.250% due 05/19/22	EUR	585	699
5.000% due 09/23/19	EUR	50	63	TDF Infrastructure SAS
Islandsbanki hf				2.875% due 10/19/22	EUR	400	512
Series GMTN				Telecom Italia SpA
1.750% due 09/07/20	EUR	585	707	6.375% due 06/24/19	GBP	200	287
Landsbankinn HF				Tesco PLC
1.625% due 03/15/21	EUR	230	277	6.125% due 02/24/22	GBP	200	307
Madrilena Red de Gas Finance BV				6.125% due 02/24/22	GBP	300	461
4.500% due 12/04/23	EUR	250	355	Teva Pharmaceuticals Industries, Ltd.
Malaysia Government International Bond				1.250% due 03/31/23	EUR	230	255
Series 0116				Thailand Government International Bond
3.800% due 08/17/23	MYR	5,699	1,337	2.550% due 06/26/20	THB	103,230	3,189
Merlin Properties SOCIMI SA				2.000% due 12/17/22	THB	8,340	252
2.375% due 05/23/22	EUR	200	249	Thomson Reuters Corp.
Mexican Bonos				3.309% due 11/12/21	CAD	820	655
Series M				Thyssenkrupp AG
7.750% due 05/29/31	MXN	36,782	1,980	3.125% due 10/25/19	EUR	100	123
NTPC, Ltd.				ThyssenKrupp AG
2.750% due 02/01/27	EUR	210	254	3.125% due 10/25/19	EUR	150	184
Peruvian Government International Bond				Total SA
Series REGS				2.250% due 12/29/49 (Ê)(ƒ)	EUR	1,130	1,379
6.350% due 08/12/28	PEN	2,935	970	Transurban Finance Co. Pty, Ltd.
Petrobras Global Finance BV				2.000% due 08/28/25	EUR	275	344
4.750% due 01/14/25	EUR	100	129	Turkey Government International Bond
Petroleos Mexicanos				10.700% due 02/17/21	TRY	13,180	3,337
8.250% due 06/02/22	GBP	83	137	10.700% due 08/17/22	TRY	1,127	285
4.875% due 02/21/28	EUR	380	477	UPCB Finance VII, Ltd.
PGH Capital PLC				Series REGS
6.625% due 12/18/25	GBP	200	314	3.625% due 06/15/29	EUR	300	351
Phoenix Group Holdings				Virgin Media Secured Finance PLC
4.125% due 07/20/22	GBP	150	210	Series REGS
Republic of Argentina Government				11.000% due 01/15/21 (~)(Ê)	GBP	100	154
International Bond				5.000% due 04/15/27	GBP	370	510
18.200% due 10/03/21	ARS	11,150	661	Western Power Distribution PLC
Republic of Colombia Government Bond				3.625% due 11/06/23	GBP	240	343
Series B				Wind Tre SpA
7.750% due 09/18/30	COP	650,000	232	Series REGS
Royal Bank of Scotland Group PLC				2.625% due 01/20/23	EUR	507	594
2.500% due 03/22/23	EUR	225	283	Ziggo Secured Finance BV
5.500% due 11/29/49 (ƒ)	EUR	310	365	Series REGS
RSA Insurance Group PLC				4.250% due 01/15/27	EUR	470	585
5.125% due 10/10/45 (Ê)	GBP	120	178
Russian Federal Bond - OFZ							49,829
				United States Government Treasuries - 0.0%
Series 6212				United States Treasury Notes
7.050% due 01/19/28	RUB	106,804	1,772	3.000% due 02/15/47(§)		235	241
Santander UK Group Holdings PLC
7.375% due 12/29/49 (Ê)(ƒ)	GBP	200	291
SGSP (Australia) Assets Pty, Ltd.				Total Long-Term Investments
5.125% due 02/11/21	GBP	110	163	(cost $464,233)			466,153
Solvay Finance SA				Common Stocks - 35.4%
4.199% due 05/29/49 (Ê)(ƒ)	EUR	780	956	Consumer Discretionary - 4.9%
South Africa Government International				ABC-Mart, Inc.		400	20
Bond				adidas AG - ADR		7,440	828
Series 2030				adidas AG		3,170	705
8.000% due 01/31/30	ZAR	42,991	2,690	Amazon. com, Inc. (Æ)		3,687	4,075

State Grid Overseas Investment, Ltd.
See accompanying notes which are an integral part of the financial statements.

862 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
American Axle & Manufacturing	7,162	127	Largan Precision Co. , Ltd.	11,000	2,099
Holdings, Inc. (Æ)			Las Vegas Sands Corp.	33,320	2,112
Autobacs Seven Co. , Ltd.	13,100	225	Li Ning Co. , Ltd. (Æ)	1,261,000	1,101
Barratt Developments PLC	48,296	420	Liberty Global PLC Class A(Æ)	45,519	1,405
Bellway PLC	9,989	484	Liberty Global PLC LiLAC Class A(Æ)	61,102	1,327
Brangista, Inc. (Æ)	14,900	197	Live Nation Entertainment, Inc. (Æ)	19,783	866
CarMax, Inc. (Æ)	30,698	2,305	Lowe's Cos. , Inc.	8,458	676
Carnival Corp.	1,589	105	LVMH Moet Hennessy Louis Vuitton
Carter's, Inc.	3,509	339	SE - ADR	3,574	1,067
Chow Tai Fook Jewellery Group, Ltd.	371,800	389	Madison Square Garden Co. (The) Class	6,066	1,351
Cie Financiere Richemont SA	542	50	A(Æ)
Cie Generale des Etablissements			Maruzen CHI Holdings Co. , Ltd. (Æ)	33,300	102
Michelin Class B	2,773	401	McDonald's Corp.	3,385	565
Coco's Japan Co. , Ltd.	2,600	51	Megacable Holdings SAB de CV	118,147	467
Comcast Corp. Class A	8,007	288	Melco Crown Entertainment, Ltd. - ADR	22,516	569
Continental AG	459	117	MercadoLibre, Inc.	1,751	421
Costco Wholesale Corp.	1,277	206	Merry Electronics Co. , Ltd.	112,000	864
Ctrip. com International, Ltd. - ADR(Æ)	13,827	662	Metro AG	3,403	44
Daidoh, Ltd.	10,400	40	MGM Resorts International	24,266	761
Daimler AG	2,048	170	Mixi, Inc.	4,000	196
Daisyo Corp.	4,900	74	Mohawk Industries, Inc. (Æ)	152	40
Dollar Tree, Inc. (Æ)	36,545	3,335	MonotaRO Co. , Ltd.	9,000	246
Dollarama, Inc.	17,319	1,928	MTU Aero Engines AG	277	47
Duni AB	9,726	145	Naspers, Ltd. Class N	5,389	1,331
eBay, Inc. (Æ)	49,494	1,863	Netflix, Inc. (Æ)	1,670	328
E-MART, Inc.	4,415	884	Nielsen Holdings PLC	14,033	520
Estacio Participacoes SA	29,763	267	Nike, Inc. Class B	37,392	2,056
Fast Retailing Co. , Ltd.	1,900	635	Omnicom Group, Inc.	317	21
First Cash Financial Services, Inc.	9,375	599	Pandora Media, Inc. (Æ)	80,335	587
Ford Motor Co.	11,453	141	Pandox AB	8,647	158
Fuji Corp.	6,800	127	Persimmon PLC Class A	12,114	451
Fuji Electric Industry Co. , Ltd.	2,600	32	Priceline Group, Inc. (The)(Æ)	1,687	3,225
Galaxy Entertainment Group, Ltd.	90,000	613	Regal Entertainment Group Class A	13,947	228
General Motors Co.	15,743	677	RELX PLC	5,317	122
G-Foot Co. , Ltd.	4,700	31	Renault SA	1,077	107
Graham Holdings Co. Class B	175	97	Rinnai Corp.	300	26
Handsman Co. , Ltd.	2,200	32	Sankyo Co. , Ltd.	4,100	132
Hangzhou Hikvision Digital Technology	103,100	612	Sato Restaurant Systems Co. , Ltd.	18,600	151
Co. , Ltd. Class A			Secom Co. , Ltd.	1,300	99
Hankook Tire Co. , Ltd.	26,060	1,256	SFP Holdings Co. , Ltd.	14,500	236
Hilton Worldwide Holdings, Inc.	10,226	739	Shimamura Co. , Ltd.	200	22
Home Depot, Inc. (The)	651	108	Sinclair Broadcast Group, Inc. Class A	73,351	2,325
Hornbach Baumarkt AG	1,400	51	Sky PLC(Æ)	42,789	536
Hyundai Mobis Co. , Ltd.	1,029	244	Skylark Co. , Ltd.	25,700	384
Hyundai Motor Co.	8,859	1,273	Skyworth Digital Holdings, Ltd.	1,144,000	527
Ichibanya Co. , Ltd.	7,000	271	Starbucks Corp.	16,764	919
Informa PLC	30,567	283	Stockmann OYJ Abp Class B(Æ)	25,796	166
Ipsos SA	4,534	168	Sunny Optical Technology Group Co. ,
JD. com, Inc. - ADR(Æ)	52,943	1,987	Ltd.	78,000	1,145
Jimmy Choo PLC(Æ)(Š)	28,870	88	Sushiro Global Holdings, Ltd.	3,500	110
Kering	4,994	2,290	Suzuki Motor Corp.	14,400	788
Kia Motors Corp.	9,812	310	Tata Motors, Ltd. Class A(Æ)	59,121	220
Koito Manufacturing Co. , Ltd.	9,700	647	Taylor Wimpey PLC	141,818	376
KOMEDA Holdings Co. , Ltd.	7,900	135	Teleperformance - GDR	8,724	1,272
Koninklijke Philips NV	2,862	116	Time Warner, Inc.	1,991	196
Kourakuen Holdings Corp.	8,900	178	TJX Cos. , Inc.	9,821	686
Kweichow Moutai Co. , Ltd. Class A	10,600	990	Toho Co. , Ltd.	1,300	43

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 863

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Treasure Factory Co. , Ltd.	13,200	108	Molson Coors Brewing Co. Class B	3,347	271
Treasury Wine Estates, Ltd.	47,650	574	Mondelez International, Inc. Class A	20,459	848
Tribune Media Co. Class A	10,598	434	Paris Miki Holdings, Inc.	15,200	63
UBM PLC	3,028	28	PepsiCo, Inc.	7,379	813
Ulta Beauty, Inc. (Æ)	7,653	1,544	Pinnacle Foods, Inc.	25,588	1,392
USS Co. , Ltd.	7,400	150	Post Holdings, Inc. (Æ)	1,417	118
Wal-Mart Stores, Inc.	9,632	841	Procter & Gamble Co. (The)	10,328	892
Walt Disney Co. (The)	36,288	3,549	Shanghai Pharmaceuticals Holding Co.,	402,300	1,039
Wayfair, Inc. Class A(Æ)	5,981	418	Ltd. Class H
WH Smith PLC	10,890	296	Shoprite Holdings, Ltd. - ADR	28,358	406
Whirlpool Corp.	885	145	SLC Agricola SA	100,565	676
Yamada Denki Co. , Ltd.	5,500	29	Sysco Corp.	710	39
Yoshinoya Holdings Co. , Ltd.	3,900	65	TreeHouse Foods, Inc. (Æ)	10,264	681
Yue Yuen Industrial Holdings, Ltd.	124,000	477	Tyson Foods, Inc. Class A	17,847	1,301
Zalando SE(Æ)(Þ)	22,640	1,133	Walgreens Boots Alliance, Inc.	1,682	111
Zensho Holdings Co. , Ltd.	8,700	161	WH Group, Ltd. (Þ)	1,101,500	1,116
Zillow Group, Inc. (Æ)	8,349	345	X5 Retail Group NV - GDR(Æ)	31,373	1,290
			Young & Co. 's Brewery PLC Class A	5,738	107
		81,546
					24,526
Consumer Staples - 1.5%
Altria Group, Inc.	8,166	524	Energy - 1.9%
Amorepacific Corp.	1,756	493	BP PLC	93,357	633
Archer-Daniels-Midland Co.	4,907	201	Chevron Corp.	2,360	274
Asahi Group Holdings, Ltd.	8,800	401	Cloud Peak Energy, Inc. (Æ)	154,578	657
Astarta Holding NV(Å)(Æ)	10,731	145	CONSOL Energy, Inc.	13,098	211
BrasilAgro - Co. Brasileira de			Core Laboratories NV	4,785	478
Propriedades Agricolas	48,323	188	Cosan SA Industria e Comercio	99,334	1,136
BRF SA(Æ)	18,349	248	Denison Mines Corp. (Æ)	510,423	210
British American Tobacco PLC	14,613	944	ENI SpA - ADR	4,153	68
China Agri-Industries Holdings, Ltd.	790,000	387	Enterprise Products Partners, LP	49,936	1,223
China Yurun Food Group, Ltd. (Æ)	153,000	18	EOG Resources, Inc.	14,285	1,427
Church & Dwight Co. , Inc.	6,094	275	Exxon Mobil Corp.	14,095	1,175
Clorox Co. (The)	1,349	171	Fission Uranium Corp. (Å)(Æ)	497,614	216
Coca-Cola Co. (The)	6,535	300	Gazprom PAO	994,196	2,141
Colgate-Palmolive Co.	7,963	561	Hess Corp.	8,731	386
Compass Group PLC	6,118	134	Joban Kosan Co. , Ltd.	4,400	72
Cott Corp.	102,032	1,530	KazMunaiGas Exploration Production	28,816	295
CVS Health Corp.	4,695	322	JSC - GDR(Æ)
Dr Pepper Snapple Group, Inc.	6,310	541	Kinder Morgan, Inc.	157,481	2,854
Fomento Economico Mexicano SAB de			Lukoil PJSC - ADR	41,232	2,189
CV - ADR	6,362	558	Marathon Oil Corp.	68,253	971
General Mills, Inc.	3,377	175	Marathon Petroleum Corp.	6,284	375
Golden Agri-Resources, Ltd.	5,580,000	1,614	Neste OYJ	4,460	248
Greencore Group PLC Class A	100,798	258	Occidental Petroleum Corp.	12,388	800
Greggs PLC	3,405	58	Oil Refineries, Ltd.	1,108,669	570
Industrias Bachoco SAB de CV	44,531	219	OMV AG	2,862	172
Ingredion, Inc.	3,528	442	Paz Oil Co Ltd	1,161	190
JBS SA	121,328	280	PetroChina Co. , Ltd. Class H	882,000	576
JINS, Inc.	900	47	Phillips 66	6,241	568
JM Smucker Co. (The)	3,844	408	Plains All American Pipeline, LP	62,427	1,247
Kernel Holding SA(Þ)	14,228	191	Repsol SA - ADR	13,135	246
Kimberly-Clark Corp.	1,325	149	Royal Dutch Shell PLC Class A	6,594	207
Kraft Heinz Co. (The)	6,493	502	Royal Dutch Shell PLC Class B	25,684	827
Kroger Co. (The)	29,053	601	Schlumberger, Ltd.	33,223	2,126
Lenta, Ltd. (Æ)	60,671	383	Showa Shell Sekiyu KK	8,600	101
McCormick & Co. , Inc.	955	95	S-Oil Corp.	4,166	479

See accompanying notes which are an integral part of the financial statements.

864 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Southwestern Energy Co. (Æ)	115,281	640	Banca Popolare di Sondrio SCARL	50,299	199
Statoil ASA Class N	14,274	290	Banco Bilbao Vizcaya Argentaria SA	26,607	233
Tatneft PJSC - ADR	24,949	1,123	- ADR
			Banco Latinoamericano de Comercio
TerraForm Global, Inc. Class A(Æ)	36,947	180		12,215	343
			Exterior SA Class E
Thai Oil PCL	149,400	459	Banco Macro SA - ADR	5,007	630
Total SA	1,017	57	Banco Santander SA - ADR	128,335	867
Valero Energy Corp.	5,022	396	Bancolombia SA - ADR	7,279	275
YPF SA - ADR	99,273	2,439	Bank Hapoalim BM	61,960	439
		30,932	Bank Leumi Le-Israel BM	75,703	419
			Bank of America Corp.	16,877	462
Financial Services - 10.2%			Bank of China, Ltd. Class H	2,287,000	1,141
1st Source Corp.	2,904	149	Bank of Ireland Group PLC(Æ)	10,600	83
Aareal Bank AG	13,447	556	Bank of N. T. Butterfield & Son, Ltd.	2,667	100
ABC arbitrage(Æ)	15,871	114	Bank of New York Mellon Corp. (The)	9,586	493
ABG Sundal Collier Holding ASA	109,513	76	Bank Rakyat Indonesia Persero Tbk PT	672,700	775
ABN AMRO Group NV(Þ)	1,117	35	BankFinancial Corp.	17,167	272
Activia Properties, Inc. (ö)	103	403	Banque Cantonale Vaudoise	165	119
ADO Properties SA(Þ)	5,410	267	BB&T Corp.	11,041	544
Aedifica(ö)	1,652	157	Berkshire Hathaway, Inc. Class B(Æ)	6,365	1,190
Affiliated Managers Group, Inc.	5,113	954	BGEO Group PLC(Þ)	4,728	223
Aflac, Inc.	7,790	654	Big Yellow Group PLC(ö)	7,690	79
Agricultural Bank of China, Ltd. Class H	3,388,000	1,594	BlackRock, Inc. Class A	3,064	1,443
AIA Group, Ltd.	361,000	2,716	Blackstone Group, LP (The)	91,164	3,035
Aldar Properties PJSC	1,089,114	707	BNP Paribas SA	9,427	737
Alleghany Corp. (Æ)	184	104	BR Malls Participacoes SA	46,107	179
Alliance Data Systems Corp.	9,102	2,036	Brewin Dolphin Holdings PLC	94,820	445
Allied Properties Real Estate Investment	14,098	452	Brookline Bancorp, Inc.	2,052	32
Trust(ö)			Brown & Brown, Inc.	2,127	106
Allstate Corp. (The)	1,451	136
Ally Financial, Inc.	6,870	180	BSB Bancorp, Inc. (Æ)	4,656	139
alstria office AG(ö)	27,059	384	Buwog AG(Æ)	14,921	431
Altamir	7,415	134	C&F Financial Corp.	4,031	234
American Campus Communities, Inc. (ö)	6,525	271	Capital One Financial Corp.	7,374	680
American Express Co.	12,207	1,166	Capitol Federal Financial, Inc.	25,898	357
American Financial Group, Inc.	1,065	112	CBRE Group, Inc. Class A(Æ)	43,932	1,727
American Homes 4 Rent Class A(ö)	12,714	271	Century Bancorp, Inc. Class A	4,236	360
American International Group, Inc.	2,429	157	Charles Schwab Corp. (The)	52,205	2,341
American National Insurance Co.	886	108	Charter Hall Group - ADR(ö)	71,080	317
American Tower Corp. (ö)	35,466	5,095	Chemung Financial Corp.	2,687	127
Ameris Bancorp	6,699	321	China CITIC Bank Corp. , Ltd. Class H	1,518,000	977
Aon PLC	377	54	China Construction Bank Corp. Class H	1,693,000	1,511
Aozora Bank, Ltd.	3,300	129	China Everbright, Ltd.	256,000	607
Apartment Investment & Management			China Resources Land, Ltd.	62,000	185
Co. Class A(ö)	10,379	456	Chubb, Ltd.	11,281	1,700
Arch Capital Group, Ltd. (Æ)	1,561	156	CIFI Holdings Group Co. , Ltd.	1,840,000	1,026
Arlington Asset Investment Corp. Class			Cincinnati Financial Corp.	1,291	91
	13,331	153
A			CIT Group, Inc.	12,001	559
Arrow Financial Corp.	1,800	64	Citigroup, Inc.	66,031	4,853
Arthur J Gallagher & Co.	855	54	Citizens & Northern Corp.	7,828	191
Associated Capital Group, Inc. Class A	1,733	64	CK Asset Holdings, Ltd.	109,500	901
Assura PLC(ö)	278,312	223	Clifton Bancorp, Inc.	3,719	63
Athene Holding, Ltd. Class A(Æ)	8,614	449	Close Brothers Group PLC	6,452	119
AvalonBay Communities, Inc. (ö)	6,273	1,137	CME Group, Inc. Class A	17,387	2,385
Aviva PLC	4,350	29	Cohen & Steers, Inc.	2,889	126
AXA SA	24,749	748	Commerce Bancshares, Inc.	943	55
Banca Farmafactoring SpA(Æ)(Þ)	41,176	300	Corporate Office Properties Trust(ö)	13,442	429
Banca IFIS SpA	7,015	382	Cousins Properties, Inc. (ö)	42,745	386

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 865

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Credicorp, Ltd.	2,143	449	Goodman Group(ö)	100,530	644
Credit Agricole SA	9,743	170	Graubuendner Kantonalbank	90	134
Credit Suisse Group AG(Æ)	18,976	299	Guoco Group, Ltd.	18,000	285
Crown Castle International Corp. (ö)	1,661	178	Haci Omer Sabanci Holding AS	414,455	1,151
CyrusOne, Inc. (ö)	3,720	228	HAL Trust	297	55
Daiwa House REIT Investment Corp. (ö)	69	161	Hana Financial Group, Inc.	79,845	3,423
Danske Bank A/S	1,619	62	Hang Lung Properties, Ltd. - ADR	253,000	582
Derwent London PLC(ö)	4,326	154	Hannover Rueck SE	2,766	347
Deutsche Bank AG	19,385	315	Hargreaves Lansdown PLC	13,812	290
Deutsche Pfandbriefbank AG(Þ)	15,440	222	Hartford Financial Services Group, Inc.	2,198	121
Deutsche Wohnen SE	21,278	908	HCP, Inc. (ö)	28,682	741
Dexus Property Group(Æ)(ö)	117,609	880	HDFC Bank, Ltd. - ADR	9,629	889
Diamond Hill Investment Group, Inc.	1,411	299	Hingham Institution for Savings	1,038	202
Digital Realty Trust, Inc. (ö)	6,913	819	Hoist Finance AB(Þ)	12,800	135
Dime Community Bancshares, Inc.	10,682	236	Horizon Bancorp	6,555	180
Discover Financial Services	4,632	308	Host Hotels & Resorts, Inc. (ö)	16,779	328
DNB ASA	34,723	669	HSBC Holdings PLC	92,850	905
Dongbu Insurance Co. , Ltd.	13,527	852	Hufvudstaden AB Class A	11,591	191
Douglas Emmett, Inc. (ö)	11,409	454	Huntington Bancshares, Inc.	59,329	819
Dundee Corp. Class A(Å)(Æ)	132,445	324	ICICI Bank, Ltd. - ADR	95,505	874
EMC Insurance Group, Inc.	4,765	140	Immofinanz AG(Æ)	375,106	949
Empire State Realty Trust, Inc. Class	17,514	351	IndusInd Bank, Ltd.	14,603	367
A(ö)			ING Groep NV	7,976	147
Entegra Financial Corp. (Æ)	7,078	193	Interactive Brokers Group, Inc. Class A	39,157	2,115
Entra ASA(Þ)	17,698	244	Intercontinental Exchange, Inc.	21,538	1,424
Equinix, Inc. (Æ)(ö)	7,093	3,288	International Bancshares Corp.	8,445	343
Equity LifeStyle Properties, Inc. Class	5,549	491	International. FCStone, Inc. (Æ)	2,977	124
A(ö)
Erste Group Bank AG(Æ)	869	37	Investment Technology Group, Inc.	2,771	65
ESSA Bancorp, Inc.	3,861	62	Investors Bancorp, Inc.	9,047	124
Essex Property Trust, Inc. (ö)	2,023	531	IRB-Brasil Resseguros SA(Æ)	17,783	178
Etalon Group, Ltd. - GDR(Æ)	117,280	475	Itau Unibanco Holding SA - ADR	38,039	487
Euronext NV(Þ)	912	54	Jack Henry & Associates, Inc.	999	110
Extra Space Storage, Inc. (ö)	7,646	624	Japan Exchange Group, Inc.	16,600	300
FactSet Research Systems, Inc.	1,396	265	Japan Post Bank Co. , Ltd.	2,100	27
Fastighets AB Balder Class B(Æ)	8,377	218	Japan Retail Fund Investment Corp. (ö)	167	296
FFP Partners, LP	1,620	195	JPMorgan Chase & Co.	15,414	1,551
FIBI Holdings, Ltd.	2,648	62	Jupiter Fund Management PLC	29,361	232
Fifth Third Bancorp	988	29	Jyske Bank A/S	5,328	301
First American Financial Corp.	829	45	kabu. com Securities Co. , Ltd.	32,900	105
First BanCorp	2,201	81	KB Financial Group, Inc.	59,655	3,115
First Business Financial Services, Inc.	5,116	114	KBC Ancora	1,609	96
			Kenedix Office Investment Corp. Class
First Financial Northwest, Inc.	10,511	175		56	300
			A(ö)
Flagstar Bancorp, Inc. (Æ)	10,320	386	Kilroy Realty Corp. (ö)	5,287	377
FleetCor Technologies, Inc. (Æ)	4,784	791	Kinnevik AB(Æ)	26,403	864
Flushing Financial Corp.	6,316	189	L E Lundbergforetagen AB Class B	2,184	170
FNF Group	1,137	43	Legs Co. , Ltd.	8,800	67
FNFV Group(Æ)	9,692	167	Leucadia National Corp.	7,405	187
Fonciere Des Regions(ö)	1,063	108	Liechtensteinische Landesbank AG(Æ)	2,768	138
Franklin Resources, Inc.	20,009	843	Life Storage, Inc. (Æ)(ö)	2,716	220
Gecina SA(ö)	3,460	562	Link Real Estate Investment Trust(ö)	31,500	265
Gentera SAB de CV	148,921	151	Loews Corp.	2,990	148
GEO Group, Inc. (The)(ö)	4,556	118	LondonMetric Property PLC(ö)	56,374	132
GGP, Inc. (Æ)(ö)	29,502	574	M&T Bank Corp.	1,180	197
Gimv NV	1,375	83	Malvern Bancorp, Inc. (Æ)	2,992	81
GMO Financial Holdings, Inc.	26,200	172	Marsh & McLennan Cos. , Inc.	2,423	196
Goldman Sachs Group, Inc. (The)	374	91

See accompanying notes which are an integral part of the financial statements.

866 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
MasterCard, Inc. Class A	27,308	4,063	RSA Insurance Group PLC	7,386	62
Matsui Securities Co. , Ltd.	76,300	641	Sandy Spring Bancorp, Inc.	2,787	113
MBIA, Inc. (Æ)	198,821	1,441	Sanlam, Ltd.	63,012	315
Mediobanca SpA	19,756	216	SBA Communications Corp. (Æ)(ö)	1,565	246
Merlin Properties Socimi SA(ö)	55,040	727	Sberbank of Russia PJSC - ADR	32,712	469
MidWestOne Financial Group, Inc.	5,738	202	Sberbank of Russia PJSC Class T	426,568	1,413
Mitsui Fudosan Co. , Ltd.	36,300	846	Schroders PLC	13,158	610
Morgan Stanley	4,882	244	Segro PLC(ö)	88,934	641
Morningstar, Inc.	4,717	402	SEI Investments Co.	5,524	356
Moscow Exchange MICEX-RTS PJSC	223,010	450	SI Financial Group, Inc. (Þ)	6,395	96
Muenchener Rueckversicherungs-	1,601	358	Siam Commercial Bank PCL (The)	71,100	314
Gesellschaft AG in Muenchen			Simmons First National Corp. Class A	2,322	134
Nasdaq, Inc.	6,589	479	Simon Property Group, Inc. (ö)	4,866	756
Nelnet, Inc. Class A	3,231	189	SL Green Realty Corp. (ö)	3,660	350
New China Life Insurance Co. , Ltd.	230,100	1,438	Societe Generale SA	1,360	76
Class H
New York Community Bancorp, Inc.	26,916	338	SpareBank 1 Nord Norge	44,271	350
NewStar Financial, Inc.	19,324	237	SpareBank 1 SMN	38,361	397
NEX Group PLC	43,910	370	SpareBank 1 SR-Bank ASA	30,139	334
Nippon Building Fund, Inc. (ö)	48	231	Sprott, Inc. (Å)	543,404	897
Nordea Bank AB	16,794	203	Standard Chartered PLC(Æ)	34,356	342
Northwest Bancshares, Inc.	13,876	234	State Bank of India	91,997	436
OceanFirst Financial Corp.	2,311	64	State Street Corp.	1,777	163
			Sumitomo Realty & Development Co. ,
Old Republic International Corp.	2,271	46		14,000	468
			Ltd.
Oppenheimer Holdings, Inc. Class A	13,277	289	Sun Bancorp, Inc.	13,022	330
Oritani Financial Corp.	24,708	419	Sun Communities, Inc. (ö)	7,781	702
ORIX Corp.	31,000	534	Sun Hung Kai Properties, Ltd.	62,000	1,014
OTP Bank PLC	11,339	457	Sunstone Hotel Investors, Inc. (ö)	22,129	361
Park National Corp.	541	59	SunTrust Banks, Inc.	5,220	314
PAX Global Technology, Ltd.	1,301,000	661	Sutherland Asset Management Corp. (Æ)	6,500	165
PayPal Holdings, Inc. (Æ)	32,283	2,342	Svenska Handelsbanken AB Class A	24,569	352
PCSB Financial Corp. (Æ)	9,409	176	Swedbank AB Class A	4,358	108
Penns Woods Bancorp, Inc.	2,982	144	Sydbank A/S	7,856	306
PennyMac Financial Services, Inc.	23,080	439	T Rowe Price Group, Inc.	3,569	332
Class A
People's United Financial, Inc.	16,021	299	TD Ameritrade Holding Corp.	39,781	1,989
Phoenix Holdings, Ltd. (The)(Æ)	20,127	100	Territorial Bancorp, Inc.	3,497	110
PICC Property & Casualty Co. , Ltd.			TFS Financial Corp.	6,210	96
	1,114,000	2,209
Class H			Thurgauer Kantonalbank	603	60
Ping An Insurance Group Co. of China	78,000	685	Tokyo Tatemono Co. , Ltd.	40,700	570
Ltd. Class H			Torchmark Corp.	4,940	416
PNC Financial Services Group, Inc.
(The)	3,396	465	Travelers Cos. , Inc. (The)	1,649	218
Popular, Inc.	9,950	365	Tritax Big Box REIT PLC(ö)	82,966	162
Power Finance Corp. , Ltd.	141,481	304	Tullett Prebon PLC	32,803	237
Powszechny Zaklad Ubezpieczen SA	57,712	745	Turkiye Is Bankasi Class C	593,725	1,117
Prologis, Inc. (ö)	9,418	608	UBS Group AG(Æ)	31,742	541
Provident Financial Holdings, Inc.	3,379	65	UDR, Inc. (ö)	19,584	760
Provident Financial Services, Inc.	8,330	227	Umpqua Holdings Corp.	5,276	108
Rathbone Brothers PLC	6,793	231	UniCredit SpA(Æ)	17,408	333
Ratos AB Class B	47,441	227	UNITE Group PLC (The)(ö)	31,630	295
Real Estate Credit Investments, Ltd.	63,999	144	United Financial Bancorp, Inc. (Þ)	3,588	66
Realogy Holdings Corp.	44,118	1,426	United Overseas Bank, Ltd.	20,800	376
Realty Income Corp. (ö)	11,696	628	Uranium Participation Corp. (Å)(Æ)	416,425	1,133
Regions Financial Corp.	1,778	28	US Bancorp	13,834	752
RenaissanceRe Holdings, Ltd.	886	123	Van Lanschot NV	3,844	117
RingKjoebing Landbobank A/S	6,049	302	Visa, Inc. Class A	34,934	3,842
Royal Bank of Scotland Group PLC(Æ)	360,050	1,352	Vornado Realty Trust(ö)	6,474	485

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 867

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Voya Financial, Inc.	5,559	223	Laboratory Corp. of America	248	38
VPC Specialty Lending Investments PLC	52,438	54	Holdings(Æ)
Washington Federal, Inc.	3,291	115	Lonza Group AG(Æ)	3,693	982
Waterstone Financial, Inc.	4,646	89	McKesson Corp.	2,539	350
Webster Financial Corp.	5,682	312	Medtronic PLC	3,015	243
Weingarten Realty Investors(ö)	20,297	618	Merck & Co. , Inc.	13,289	732
Wells Fargo & Co.	18,617	1,045	Nakanishi, Inc.	4,000	181
Welltower, Inc. (ö)	11,582	776	Nippon Shinyaku Co. , Ltd.	3,200	227
Western Union Co. (The)	15,804	314	Novartis AG	6,145	507
White Mountains Insurance Group, Ltd.	385	342	Novo Nordisk A/S Class B	16,733	833
Workspace Group PLC(ö)	11,606	137	Otsuka Holdings Co. , Ltd.	2,600	109
WR Berkley Corp.	1,910	131	PerkinElmer, Inc.	2,989	216
			Pfizer, Inc.	77,395	2,713
		170,213	Protek PJSC(Å)	140,372	267
			Quest Diagnostics, Inc.	7,601	713
Health Care - 2.1%			Regeneron Pharmaceuticals, Inc. (Æ)	3,145	1,266
Abbott Laboratories	39,560	2,145
Abcam PLC Class A	9,410	124	Roche Holding AG	1,206	279
Aetna, Inc.	3,964	674	Sanofi - ADR	2,299	218
Alfresa Holdings Corp.	1,500	29	Smith & Nephew PLC	6,208	117
Align Technology, Inc. (Æ)	7,429	1,775	Steris PLC	791	74
Allergan PLC(Æ)	5,732	1,016	Stryker Corp.	1,497	232
			Sysmex Corp.	3,100	213
Amgen, Inc.	2,819	494	Taisho Pharmaceutical Holdings Co. ,
Anthem, Inc. (Æ)	2,915	610	Ltd.	800	61
Astellas Pharma, Inc.	7,000	94	Teva Pharmaceutical Industries, Ltd.	10,380	143
AstraZeneca PLC - ADR	14,658	506	- ADR
Baxter International, Inc.	7,457	481	UnitedHealth Group, Inc.	3,176	668
Bayer AG	10,330	1,348	Varian Medical Systems, Inc. (Æ)	312	33
Biofermin Pharmaceutical Co. , Ltd.	2,800	76	Vifor Pharma AG	330	42
BioMarin Pharmaceutical, Inc. (Æ)	7,663	629	ZERIA Pharmaceutical Co. , Ltd.	5,600	98
Bristol-Myers Squibb Co.	47,305	2,917			34,513
Cardinal Health, Inc.	333	21
Cerner Corp. (Æ)	7,718	521	Materials and Processing - 2.4%
Cigna Corp.	177	35	Air Products & Chemicals, Inc.	976	156
Coloplast A/S Class B	9,899	870	Aluminum Corp. of China, Ltd. Class	1,304,000	1,040
CSPC Pharmaceutical Group, Ltd.	80,000	139	H(Æ)
CYBERDYNE, Inc. (Æ)	10,800	143	Anhui Conch Cement Co. , Ltd. Class H	254,500	1,088
Daiichi Sankyo Co. , Ltd.	4,200	97	AptarGroup, Inc.	356	31
DaVita HealthCare Partners, Inc. (Æ)	403	24	Arkema SA	287	36
DexCom, Inc. (Æ)	4,982	224	Atkore International Group, Inc. (Æ)	23,061	445
Edwards Lifesciences Corp. (Æ)	3,666	375	Barrick Gold Corp.	49,052	709
Eisai Co. , Ltd.	3,600	201	BASF SE	3,215	351
Eli Lilly & Co.	4,198	344	Bear Creek Mining Corp. (Å)(Æ)	129,963	196
Exact Sciences Corp. (Æ)	4,913	270	BHP Billiton PLC - ADR	10,079	366
Fluidigm Corp. (Å)(Æ)	108,741	631	Breedon Group PLC(Æ)	209,413	237
Fresenius Medical Care AG & Co.	525	51	Bunzl PLC	3,310	103
Fuso Pharmaceutical Industries, Ltd.	2,700	68	Cameco Corp. Class A	263,914	2,148
Genmab A/S(Æ)	5,658	1,144	Catcher Technology Co. , Ltd.	25,000	267
Gilead Sciences, Inc.	3,714	278	Centerra Gold, Inc. (Æ)	156,493	1,063
HCA Healthcare, Inc. (Æ)	1,321	100	Croda International PLC	4,327	240
Henry Schein, Inc. (Æ)	2,126	167	Crown Holdings, Inc. (Æ)	2,389	144
Hologic, Inc. (Æ)	12,557	475	DowDuPont, Inc.	22,772	1,647
Illumina, Inc. (Æ)	4,504	924	Dundee Precious Metals, Inc. (Æ)	219,742	439
Intuitive Surgical, Inc. (Æ)	4,020	1,509	Ecolab, Inc.	1,360	178
Japan Tissue Engineering Co. , Ltd. (Æ)	19,400	214	Fuji Seal International, Inc.	2,900	96
Johnson & Johnson	8,717	1,215	Gabriel Resources, Ltd. (Å)(Æ)	1,796,514	446
			Glencore PLC(Æ)	229,294	1,104

See accompanying notes which are an integral part of the financial statements.

868 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Gold Fields, Ltd. - ADR	88,917	355	Wolseley PLC - ADR	562	39
Goldcorp, Inc.	30,213	395	Yamashita Medical Instruments Co. , Ltd.	5,900	90
Gree Electric Appliances, Inc. of Zhuhai	60,100	386	Yara International ASA	8,178	388
Class A
Grupo Cementos de Chihuahua SAB					40,838
de CV	72,295	345
HeidelbergCement AG	400	41	Producer Durables - 3.8%
Imerys SA	3,944	359	3M Co.	3,659	842
Impala Platinum Holdings, Ltd. (Æ)	379,641	1,050	Abertis Infraestructuras SA	34,732	750
Inchcape PLC	2,805	29	Accenture PLC Class A	4,652	662
Ingersoll-Rand PLC	1,220	108	Acciona SA	369	31
Investment AB Latour Class B	6,125	85	Aena SA(Þ)	2,414	443
Ivanhoe Mines, Ltd. Class A(Æ)	121,734	441	AerCap Holdings NV(Æ)	597	31
KGHM Polska Miedz SA	36,116	1,217	Air Arabia PJSC	581,492	196
Kingboard Chemical Holdings, Ltd.	189,500	1,124	Air China, Ltd. Class H	670,000	638
Kinross Gold Corp. (Æ)	250,025	988	Aker ASA Class A	5,478	248
Kumho Petrochemical Co. , Ltd.	16,942	1,053	Allegion PLC	5,811	485
LafargeHolcim, Ltd. (Æ)	931	53	Ametek, Inc.	4,591	310
Lanxess AG	4,674	365	Andritz AG	6,542	370
Linde AG	1,898	410	Atlantia SpA	63,042	2,054
Luks Group Vietnam Holdings Co. , Ltd.			Avery Dennison Corp.	1,205	128
	468,000	156
(Þ)			BAE Systems PLC	3,422	27
Lundin Gold, Inc. (Å)(Æ)	212,826	815	BBA Aviation PLC	75,212	318
Methanex Corp.	6,576	320	Bollore SA	8,521	41
MHP SE - GDR(Å)	137,976	1,546	Carlisle Cos. , Inc.	259	28
MMC Norilsk Nickel PJSC - ADR	17,738	326	CCR SA	248,043	1,380
New Gold, Inc. (Æ)	143,260	471	Central Japan Railway Co.	7,300	1,322
Newcrest Mining, Ltd.	117,954	2,012	China Merchants Port Holdings Co. , Ltd.	76,000	238
NexGen Energy, Ltd. (Æ)	222,735	418	China Railway Group, Ltd. Class H	575,000	463
Northern Dynasty Minerals, Ltd. (Æ)	206,393	411	China Shipping Development Co. , Ltd.
Novagold Resources, Inc. (Æ)	116,086	472	Class H(Š)	332,000	194
Packaging Corp. of America	4,238	493	China Southern Airlines Co. , Ltd. Class	496,000	366
Platform Specialty Products Corp. (Æ)	34,223	366	H
			Cintas Corp.	717	107
POSCO	5,940	1,730	COSCO Shipping Ports, Ltd.	568,000	658
Praxair, Inc.	2,629	384	CoStar Group, Inc. (Æ)	2,427	718
Royal Gold, Inc.	10,356	871	CSX Corp.	29,989	1,512
Safestore Holdings PLC(ö)	29,779	176	Cummins, Inc.	1,304	231
Sandstorm Gold, Ltd. (Æ)	42,255	182	Daifuku Co. , Ltd.	10,400	506
Seabridge Gold, Inc. (Æ)	61,099	827	Danaher Corp.	6,497	599
Shin-Etsu Chemical Co. , Ltd.	7,000	742	Danone SA	8,111	663
Siemens AG	2,065	295
Sinopec Shanghai Petrochemical Co. ,			Diana Shipping, Inc. (Æ)	118,094	477
Ltd. Class H	228,000	136	DSV A/S	4,263	330
Smiths Group PLC	1,440	30	East Japan Railway Co.	23,800	2,313
Solvay SA	2,627	391	Eaton Corp. PLC	18,691	1,496
Sonoco Products Co.	803	42	Emerson Electric Co.	2,055	132
Summit Materials, Inc. Class A(Æ)	15,527	488	Euronav NV	22,357	185
Symrise AG	4,964	387	Expeditors International of Washington,	483	28
Synthos SA	287,634	390	Inc.
			Fortive Corp.	519	38
Tahoe Resources, Inc.	117,381	563	Fuji Kyuko Co. , Ltd.	5,000	112
Taisei Lamick Co. , Ltd.	2,900	79	General Dynamics Corp.	2,586	525
Toray Industries, Inc.	3,000	30	General Electric Co.	7,702	155
Turquoise Hill Resources, Ltd. (Æ)	318,569	978	GKN PLC	5,945	25
Vedanta, Ltd.	223,666	1,146	Golden Ocean Group, Ltd. (Æ)	14,970	121
Voestalpine AG	656	36	Groupe Eurotunnel SE	97,723	1,229
WestRock Co.	3,936	241	Grupo Aeroportuario del Pacifico SAB de
Wheaton Precious Metals Corp.	50,019	1,037	CV Class B	27,309	259

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 869

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Guangshen Railway Co. , Ltd. Class H	888,000	518	Trimble Navigation, Ltd. (Æ)	23,510	961
Hakuhodo DY Holdings, Inc.	2,200	30	Tsakos Energy Navigation, Ltd.	120,950	543
Hankyu Hanshin Holdings, Inc.	800	31	Turk Hava Yollari AO(Æ)	264,923	726
Honeywell International, Inc.	5,369	774	Union Pacific Corp.	12,515	1,449
IHS Markit, Ltd. (Æ)	50,422	2,148	United Technologies Corp.	4,844	580
Illinois Tool Works, Inc.	867	136	Vinci SA	12,297	1,204
International Seaways, Inc. (Æ)	7,919	159	Waste Management, Inc.	5,199	427
Japan Airport Terminal Co. , Ltd.	3,300	117	Weir Group PLC (The)	21,398	555
Japan Steel Works, Ltd. (The)	59,000	1,509	Wendel SA	554	93
Jiangsu Expressway Co. , Ltd. Class H	724,000	1,112	WESCO International, Inc. (Æ)	4,543	287
John Menzies PLC	9,719	90	West Japan Railway Co.	4,900	346
Johnson Controls International PLC(Æ)	657	27	Wilh Wilhelmsen Holding ASA Class A	1,700	50
Kamigumi Co. , Ltd.	33,500	803	WorleyParsons, Ltd. (Æ)	19,482	210
KBR, Inc.	23,955	470	Xerox Corp.	10,522	319
Keio Corp.	6,000	262	Zuiko Corp.	1,700	57
Keyence Corp.	3,200	1,771			62,876
KION Group AG	6,380	513
Kobe Electric Railway Co. , Ltd. (Æ)	6,600	221	Technology - 5.2%
Komatsu, Ltd.	53,300	1,755	Adobe Systems, Inc. (Æ)	21,451	3,757
Kone OYJ Class B	7,298	395	Advanced Micro Devices, Inc. (Æ)	21,578	237
Koninklijke Vopak NV	17,437	756	Alibaba Group Holding, Ltd. - ADR(Æ)	23,479	4,342
Kurita Water Industries, Ltd.	19,000	603	Alphabet, Inc. Class A(Æ)	4,168	4,306
L3 Technologies, Inc.	161	30	Alphabet, Inc. Class C(Æ)	3,754	3,816
Lockheed Martin Corp.	961	296	Amdocs, Ltd.	6,329	412
Loomis AB Class B	6,018	242	Amphenol Corp. Class A	4,007	349
Macquarie Infrastructure Corp.	355	25	Ansys, Inc. (Æ)	316	43
Magna International, Inc. Class A	7,804	426	Apple, Inc.	25,047	4,234
MAN SE	1,678	186	ASML Holding NV	2,695	486
McGraw Hill Financial, Inc.	8,374	1,310	Assa Abloy AB Class B	10,234	216
Meggitt PLC	16,639	114	Autodesk, Inc. (Æ)	7,589	948
Milacron Holdings Corp. (Æ)	8,145	146	Avnet, Inc.	6,885	274
Mitsubishi Corp.	67,600	1,585	Baidu, Inc. - ADR(Æ)	8,906	2,173
Mitsui & Co. , Ltd.	123,100	1,842	Bankrate, Inc. (Æ)	14,509	202
Nagawa Co. , Ltd.	1,900	76	Broadcom, Ltd.	6,022	1,589
Nagoya Railroad Co. , Ltd.	1,000	22	Brocade Communications Systems, Inc.	9,930	116
Nifco, Inc.	500	33	CA, Inc.	844	27
Norfolk Southern Corp.	7,533	990	Capgemini SE	1,120	136
Northrop Grumman Corp.	2,222	657	China Unicom Hong Kong, Ltd. (Æ)	1,896,000	2,688
Ocean Yield ASA	24,640	220	Cisco Systems, Inc.	22,840	780
Organo Corp.	22,000	581	Conduent, Inc. (Æ)	2,299	36
Park24 Co. , Ltd.	1,600	37	Corning, Inc.	12,889	404
Paychex, Inc.	754	48	Criteo SA - ADR(Æ)	76,182	3,183
PHH Corp. (Æ)	45,122	596	Facebook, Inc. Class A(Æ)	30,579	5,506
Qualicorp SA	27,405	293	Han's Laser Technology Industry Group	87,700	634
Raytheon Co.	3,237	583	Co. , Ltd. Class A
Rentokil Initial PLC	310,822	1,387	Harris Corp.	245	34
Republic Services, Inc. Class A	6,330	412	Hewlett Packard Enterprise Co.	4,549	63
Safran SA	3,696	389	Hikari Tsushin, Inc.	700	90
Sanyo Electric Railway Co. , Ltd.	12,100	307	Hua Hong Semiconductor, Ltd. (Þ)	717,000	1,252
Shin-Keisei Electric Railway Co. , Ltd.	600	11	Iliad SA	6,013	1,502
Stanley Black & Decker, Inc.	380	61	Infosys, Ltd. - ADR	51,995	772
Stobart Group, Ltd.	61,445	231	Intel Corp.	65,804	2,993
Taisei Corp.	9,786	540	International Business Machines Corp.	4,886	753
Takara Printing Co. , Ltd.	7,700	120	Just Eat PLC(Æ)	46,273	480
Thales SA	5,758	600	KCOM Group PLC	108,355	155
Transurban Group - ADR(Æ)	267,325	2,489	LG Display Co. , Ltd.	10,980	289

See accompanying notes which are an integral part of the financial statements.

870 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
LG Innotek Co. , Ltd.	3,776	582	Chesapeake Utilities Corp.	1,114	90
Mail. Ru Group, Ltd. - GDR(Æ)	10,931	355	Cia de Saneamento Basico do Estado de	36,608	333
Manhattan Associates, Inc. (Æ)	51,934	2,174	Sao Paulo(Æ)
			Cia de Saneamento de Minas
Microchip Technology, Inc.	5,977	567		39,384	474
			Gerais-COPASA(Æ)
Microsoft Corp.	12,117	1,008	CMS Energy Corp.	9,446	457
Mitsubishi Electric Corp.	37,300	641	Consolidated Edison, Inc.	7,880	678
Moneysupermarket. com Group PLC	16,671	72	Delek Energy Systems, Ltd.	199	78
MYOB Group, Ltd.	103,978	300	Deutsche Telekom AG	18,945	345
NetEase, Inc. - ADR	2,974	838	Dominion Energy, Inc.	39,458	3,202
Nexon Co. , Ltd.	27,500	736	DTE Energy Co.	4,998	552
Nintendo Co. , Ltd.	1,100	428	Duke Energy Corp.	7,904	698
Nokia OYJ - ADR	276,434	1,352	Edison International	6,507	520
NTT DOCOMO, Inc.	4,000	97	El Paso Electric Co.	2,434	140
NVC Lighting Holdings, Ltd.	2,401,000	263	Electricite de France SA	156,908	2,055
NVIDIA Corp.	3,470	718	Enagas SA	8,684	250
Oracle Corp.	42,412	2,159	Enbridge, Inc.	37,379	1,437
Oracle Corp. Japan	700	59	Encana Corp.	61,934	725
Pegatron Corp.	350,000	910	Enel SpA	9,432	59
QUALCOMM, Inc.	14,110	720	Energias de Portugal SA	52,189	186
Realtek Semiconductor Corp.	322,000	1,214	Engie SA	15,403	260
Red Hat, Inc. (Æ)	5,279	638	Entergy Corp.	3,211	277
Salesforce. com, Inc. (Æ)	6,030	617	Etablissements Maurel et Prom(Æ)	27,855	118
Samsung Electronics Co. , Ltd.	3,582	8,817	Eversource Energy(Æ)	22,832	1,430
Sanshin Electronics Co. , Ltd.	12,000	182	Exelon Corp.	9,032	363
SAP SE - ADR	10,037	1,144	Federal Grid PJSC	419,230,418	1,133
ServiceNow, Inc. (Æ)	5,545	701	Freenet AG	10,085	337
SK Hynix, Inc.	10,119	744	Gran Tierra Energy, Inc. (Æ)	89,782	196
Sony Corp.	9,600	418	Great Plains Energy, Inc.	50,785	1,667
Taiwan Semiconductor Manufacturing	19,783	837	Hawaiian Electric Industries, Inc.	16,205	591
Co. , Ltd. - ADR
Taiwan Semiconductor Manufacturing			Hydro One, Ltd. (Þ)	36,563	646
Co. , Ltd.	167,000	1,349	Idacorp, Inc.	3,125	288
Tencent Holdings, Ltd.	70,277	3,165	Kansai Electric Power Co. , Inc. (The)	24,600	336
Texas Instruments, Inc.	2,037	197	KDDI Corp.	13,800	369
Tripod Technology Corp.	127,000	468	KT Corp.	16,414	430
Web. com Group, Inc. (Æ)	16,351	394	KT Corp. - ADR	56,943	819
Winbond Electronics Corp.	844,000	734	LG Uplus Corp.	20,970	241
Workday, Inc. Class A(Æ)	6,711	745	Manx Telecom PLC	47,767	122
Yandex NV Class A(Æ)	21,932	742	MDU Resources Group, Inc.	2,072	57
		86,362	MEG Energy Corp. Class A(Æ)	338,548	1,504
			National Grid PLC	332,175	3,998
Utilities - 3.4%			NextEra Energy, Inc.	19,155	2,970
ALLETE, Inc.	9,344	732	Nippon Telegraph & Telephone Corp.	2,300	111
Alliant Energy Corp.	20,071	868	NiSource, Inc.	43,003	1,134
Alpiq Holding AG(Æ)	1,257	81	NorthWestern Corp.	1,467	87
Ameren Corp.	6,051	375	OGE Energy Corp.	13,673	504
American Electric Power Co. , Inc.	24,418	1,817	ONE Gas, Inc.	1,174	90
American Water Works Co. , Inc.	1,963	172	Osaka Gas Co. , Ltd.	54,000	1,040
Aqua America, Inc.	7,259	258	PG&E Corp.	47,871	2,766
AT&T, Inc.	54,504	1,834	Pinnacle West Capital Corp.	4,614	405
Atmos Energy Corp.	2,591	226	Portland General Electric Co.	3,447	165
Avangrid, Inc.	7,360	381	Power Assets Holdings, Ltd.	111,000	962
Avista Corp.	8,447	441	PPL Corp.	13,433	505
Black Hills Corp.	2,578	168	Public Service Enterprise Group, Inc.	6,111	301
CenterPoint Energy, Inc.	9,682	286	RusHydro PJSC	97,104,996	1,356
Centrais Eletricas Brasileiras SA(Æ)	374,396	2,525	Scottish & Southern Energy PLC	39,728	729
			Sempra Energy	5,252	617

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 871

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
		Principal		Fair			Principal		Fair
	Amount ($)			Value		Amount ($)			Value
		or Shares		$			or Shares		$

Southern Co. (The)		44,437		2,320	Merrill Lynch Jan 2018 2,525.00	USD	158,570	(ÿ)	5,211
Spire, Inc.		1,141		90	Call (628)
Turkcell Iletisim Hizmetleri AS		154,455		578	Swaptions
					(Counterparty, Fund Receives/Fund
UGI Corp.		16,914		810	Pays, Notional, Termination Date)
Vectren Corp.		1,252		85	(Bank Of America, USD 2.172%/USD 3
Verbund AG Class A		6,513		158	Month LIBOR, USD 3,334, 11/21/27)
Verizon Communications, Inc.		13,329		638	Bank of America Nov 2017 0.00		3,334	(ÿ)	1
Vistra Energy Corp.		13,949		271	Call (1)
					(Bank Of America, USD 2.234%/USD 3
WEC Energy Group, Inc. (Æ)		6,757		455	Month LIBOR, USD 3,334, 11/21/27)
Xcel Energy, Inc.		12,418		615	Bank of America Nov 2017 0.00		3,334	(ÿ)	4
				57,387	Call (1)
					(Citigroup, USD 2.245%/USD 3 Month
					LIBOR, USD 3,879, 11/08/27)
Total Common Stocks					Citigroup Nov 2017 0.00 Call (1)		3,879	(ÿ)	1
(cost $562,008)				589,193	(Citigroup, USD 2.276%/USD 3 Month
Preferred Stocks - 0.3%					LIBOR, USD 5,334, 11/29/27)				12
					Citigroup Nov 2017 0.00 Call (1)		5,334	(ÿ)
Consumer Discretionary - 0.0%					(Citigroup, USD 2.301%/USD 3 Month
Volkswagen AG					LIBOR, USD 2,667, 11/07/27)
1.258% (Ÿ)		193		35	Citigroup Nov 2017 0.00 Call (1)		2,667	(ÿ)	1
					(Goldman Sachs, USD 1.995%/USD 3
					Month LIBOR, USD 1,940, 11/07/27)
Financial Services - 0.1%					Goldman Sachs Nov 2017 0.00
Bank of America Corp.					Call (1)		1,940	(ÿ)	—
7.250%		200		259	(Goldman Sachs, USD 2.156%/USD 3
Great Ajax Corp.					Month LIBOR, USD 3,334, 11/28/27)
					Goldman Sachs Nov 2017 0.00
7.250% due 04/30/2024		4,200		107			3,334	(ÿ)	2
					Call (1)
Itau Unibanco Holding SA					(Goldman Sachs, USD 2.201%/USD 3
0.435% (Ÿ)		133,091		1,710	Month LIBOR, USD 5,334, 11/14/27)
					Goldman Sachs Nov 2017 0.00
Wells Fargo & Co.							5,334	(ÿ)	1
					Call (1)
7.500%		300		394	(Goldman Sachs, USD 2.225%/USD 3
				2,470	Month LIBOR, USD 3,334, 11/28/27)
					Goldman Sachs Nov 2017 0.00
Materials and Processing - 0.1%							3,334	(ÿ)	5
					Call (1)
Gerdau SA					(Goldman Sachs, USD 2.300%/USD 3
0.187% (Ÿ)		297,162		995	Month LIBOR, USD 2,667, 11/29/27)
					Goldman Sachs Nov 2017 0.00		2,667	(ÿ)	10
Technology - 0.1%					Call (1)
					(JP Morgan, USD 2.243%/USD 3 Month
Samsung Electronics Co. , Ltd.					LIBOR, USD 2,667, 12/06/27)
1.199% (Ÿ)		588		1,177	JPMorgan Chase Dec 2017 0.00		2,667	(ÿ)	7
					Call (1)
Utilities - 0.0%					(Citigroup, USD 3 Month LIBOR/USD
Centrais Eletricas Brasileiras SA					2.429%, USD 3,879, 11/08/27)
					Citigroup Nov 2017 0.00 Put (1)		3,879	(ÿ)	2
0.000% (Æ)(Ÿ)		20,587		159	(Citigroup, USD 3 Month LIBOR/USD
					2.464%, USD 5,334, 11/22/27)
Total Preferred Stocks					JPMorgan Chase Nov 2017 0.00		5,334	(ÿ)	7
					Put (1)
(cost $4,790)				4,836	(Goldman Sachs, USD 3 Month LIBOR/
					USD 2.419%, USD 5,334, 11/14/27)
Options Purchased - 0.6%					Citigroup Nov 2017 0.00 Put (1)		5,334	(ÿ)	6
(Number of Contracts)					Total Options Purchased
Fannie Mae Bonds					(cost $6,080)				9,637
JPMorgan Chase Nov 2017 100.09	USD	50,000	(ÿ)	96
Call (1)					Short-Term Investments - 39.0%
JPMorgan Chase Nov 2017 100.24
Call (1)	USD	47,000	(ÿ)	228	Avaya, Inc. 1st Lien Term Loan B4
JPMorgan Chase Nov 2017 103.07					8.739% due 01/23/18 (Ê)		103		104
	USD	9,000	(ÿ)	4
Call (1)					8.742% due 01/23/18 (Ê)		147		147
S&P 500 Index					Brookdale Senior Living, Inc.
Goldman Sachs Jan 2018 2,500.00 -	USD	98,000	(ÿ)	4,039	2.750% due 06/15/18		425		423
Call (392)					Chart Industries, Inc.

See accompanying notes which are an integral part of the financial statements.

872 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)
		Principal		Fair
	Amount ($)			Value
		or Shares		$
2.000% due 08/01/18		693		692
Clean Energy Fuels Corp.
5.250% due 10/01/18 (Þ)		210		206
Energy Future Intermediate Holding Co.
LLC Term Loan
0.000% due 06/28/18 (Ê)(v)		1,000		1,006
GSV Capital Corp.
5.250% due 09/15/18		300		302
M/I Homes, Inc.
3.000% due 03/01/18		170		182
Marfrig Holdings Europe BV
Series REGS
8.375% due 05/09/18		300		309
Navistar International Corp.
4.500% due 10/15/18		255		265
PDL BioPharma, Inc.
4.000% due 02/01/18		205		205
Romania Government Bond
Series 4YR
3.250% due 01/17/18	RON	4,800		1,219
Tesco PLC
Series REGS
5.500% due 11/15/17		350		350
U. S. Cash Management Fund(@)(+)		635,281,679	(8)	635,343
United States Treasury Bills
1.017% due 12/07/17 (ç)(~)		460		460
1.007% due 12/14/17 (ç)(~)(§)		252		252
1.041% due 01/11/18 (~)(§)		112		112
1.055% due 01/18/18 (~)		63		63
1.068% due 01/25/18 (~)(§)		1,752		1,747
1.078% due 02/01/18 (~)(§)		1,155		1,152
1.111% due 02/08/18 (~)(§)		1,455		1,451
1.073% due 02/15/18 (~)(§)		279		278
1.262% due 04/26/18		1,250		1,242
VEREIT, Inc.
3.000% due 08/01/18		659		661
Total Short-Term Investments
(cost $648,129)				648,171
Total Investments 103.3%
(identified cost $1,685,240)				1,717,990

Other Assets and Liabilities,
Net - (3.3%)				(54,112)

Net Assets - 100.0%				1,663,878

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 873

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
0.4%
Astarta Holding NV	03/10/17	PLN	10,731	15.33	164	145
Bear Creek Mining Corp.	05/19/17	CAD	129,963	1.79	233	196
Dundee Corp.	03/10/17	CAD	132,445	2.69	357	324
Fission Uranium Corp.	03/10/17	CAD	497,614	0.54	270	216
Fluidigm Corp.	03/10/17		108,741	5.75	626	631
Gabriel Resources, Ltd.	03/10/17	CAD	1,796,514	0.27	490	446
Lundin Gold, Inc.	03/10/17	CAD	212,826	4.15	884	815
MHP SE	03/10/17		137,976	10.71	1,477	1,546
Protek PJSC	03/10/17	RUB	140,372	1.81	254	267
Sprott, Inc.	03/10/17	CAD	543,404	1.74	948	897
Uranium Participation Corp.	03/10/17	CAD	416,425	2.94	1,225	1,133
						6,616
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

874 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
ABG Intermediate Holdings 2 LLC 1st Lien Term Loan	USD 3 Month LIBOR	3.500
ABG Intermediate Holdings 2 LLC 2nd Lien Term Loan	USD 3 Month LIBOR	7.750
Advanced Disposal Services, Inc. Term Loan B3	USD 1 Week LIBOR	2.750
AgroFresh, Inc. Term Loan	USD 3 Month LIBOR	4.750
AI Mistral Luxembourg Subco S. a. r. l. Term Loan B	USD 1 Month LIBOR	3.000
Alliant Holdings Intermediate LLC Term Loan B	USD 1 Month LIBOR	3.250
Almonde, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.500
Almonde, Inc. Term Loan	USD 3 Month LIBOR	7.250
Alpha 3 B. V. Term Loan B1	USD 3 Month LIBOR	3.000
Alphabet Holding Company, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.500
Alvogen Pharmaceutical US, 1st Lien Inc. Term Loan	USD 1 Month LIBOR	5.000
American Airlines, Inc. Term Loan B	USD 1 Month LIBOR	2.000
American Airlines, Inc. Term Loan B	USD 1 Month LIBOR	2.500
AP Exhaust Acquisition LLC 1st Lien Term Loan	USD 3 Month LIBOR	5.000
AP Gaming I, LLC Term Loan B	USD 1 Month LIBOR	5.500
Arbor Pharmaceuticals LLC Term Loan B	USD 3 Month LIBOR	5.000
Artic Glacier U. S. A. , Inc. Term Loan B	USD 1 Month LIBOR	4.250
Ascena Retail Group, Inc. Term Loan B	USD 1 Month LIBOR	4.500
Ascend Learning LLC Term Loan B	USD 1 Month LIBOR	3.250
Assicurazioni Generali SpA	3 Month EURIBOR	5.350
AssuredPartners, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.500
Asurion LLC Term Loan B	USD 1 Month LIBOR	3.000
Asurion LLC Term Loan B4	USD 1 Month LIBOR	2.750
Avantor Performance Materials LLC 1st Lien Term Loan	USD 1 Month LIBOR	4.000
Avaya, Inc. 1st Lien Term Loan B4	USD 1 Week LIBOR	0.000
Avaya, Inc. Term Loan B7	USD 1 Month LIBOR	5.250
Avaya, Inc. 1st Lien Term Loan B4	ST	0.000
Avis Budget Car Rental LLC Term Loan B	USD 3 Month LIBOR	2.000
Avolon LLC Term Loan B	USD 1 Month LIBOR	2.250
	EUR Swap Annual (versus 6 Month EURIBOR) 10
AXA SA	Year	3.900
Axalta Coating Systems U. S. Holdings, Inc. Term Loan B	USD 3 Month LIBOR	2.000
Bank of America Corp.	USD 3 Month LIBOR	1.814
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Bank of Ireland	Year	6.956
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Bankia SA	Year	5.819
Barclays Bank PLC	USD 3 Month LIBOR	1.550
Bass Pro Group LLC 1st Lien Term Loan B	USD 1 Month LIBOR	5.000
BBB Industries LLC 1st Lien Term Loan	USD 1 Month LIBOR	4.500
BCPE Eagle Buyer LLC 1st Lien Term Loan	USD 1 Month LIBOR	4.250
Berry Plastics Group, Inc Term Loan M	USD 1 Month LIBOR	2.250
	GBP Swap Semiannual (versus 6 Month LIBOR) 5
BHP Billiton Finance, Ltd.	Year	4.817
	GBP Swap Semiannual (versus 6 Month LIBOR) 5
BHP Billiton Finance, Ltd.	Year	4.817
BJ's Wholesale Club, Inc. 2nd Lien Term Loan	USD 1 Month LIBOR	7.500

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 875

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Blount International, Inc. Term Loan B	USD 1 Month LIBOR	4.250
BPCE SA	USD 3 Month LIBOR	1.220
Brand Energy & Infrastructure Services 1st Lien Term Loan	USD 3 Month LIBOR	4.250
Brickman Group, Ltd. LLC 1st Lien Term Loan B	USD 3 Month LIBOR	3.000
BWAY Holding Co. Term Loan B	USD 3 Month LIBOR	3.250
Cable One, Inc. Term Loan B	USD 2 Month LIBOR	2.250
Caesars Entertainment Operating Co. Term Loan	USD 1 Month LIBOR	2.500
Caesars Resort Collection LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
	EUR Swap Annual (versus 6 Month EURIBOR) 5
CaixaBank SA	Year	6.498
Capital Automotive L. P. 1st Lien Term Loan	USD 1 Month LIBOR	3.000
Capital Automotive LP 2nd Lien Term Loan	USD 1 Month LIBOR	6.000
Carestream Dental Equipment, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Casablanca US Holdings, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	4.750
CBS Radio, Inc. Term Loan B	USD 1 Month LIBOR	3.500
CH Hold Corp. 1st Lien Term Loan B	USD 1 Month LIBOR	3.000
Change Healthcare Holdings LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.750
Charter Communications Operating LLC 1st Lien Term Loan H	USD 1 Month LIBOR	2.000
Chemours Co. (The) Term Loan B	USD 1 Month LIBOR	2.500
CIT Group, Inc.	USD 3 Month LIBOR	3.972
ClubCorp Club Operations, Inc. Term Loan	USD 3 Month LIBOR	3.250
Commercial Barge Line Co. 1st Lien Term Loan	USD 1 Month LIBOR	8.750
Constellation Brands Canada, Inc. Term Loan B1	USD 2 Month LIBOR	2.750
Constellis Holdings LLC 1st Lien Term Loan	USD 3 Month LIBOR	5.000
Constellis Holdings LLC 2nd Lien Term Loan	USD 3 Month LIBOR	9.000
ConvergeOne Holdings Corp. Term Loan B	USD 3 Month LIBOR	4.750
Coral US Co. Borrower LLC Term Loan B	USD 1 Month LIBOR	3.500
Cortes NP Acquisition Corp. Term Loan B	USD 1 Month LIBOR	4.000
CPI Acquisition, Inc. Term Loan B	USD 3 Month LIBOR	4.500
	U. S. Treasury Yield Curve Rate T Note Constant
CRCC Yupeng, Ltd.	Maturity 5 Year	7.251
Creative Artists Agency LLC 1st Lien Term Loan B	USD 1 Month LIBOR	3.500
	USD Swap Semiannual 30/360 (versus 3 Month
Credit Agricole SA	LIBOR) 5 Year Rate	4.898
Credit Logement SA	3 Month EURIBOR	1.150
Crosby US Acquisition Corp. 1st Lien Term Loan	USD 3 Month LIBOR	3.000
CSC Holdings, LLC 1st Lien Term Loan	USD 1 Month LIBOR	2.250
Cvent, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	4.000
CWGS Group LLC Term Loan	USD 1 Month LIBOR	3.000
Dell, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	2.000
Delta 2 Lux Sarl Covenant-Lite Term Loan B3	USD 1 Month LIBOR	3.000
Deutsche Postbank Funding Trust I	EURIBOR ICE Swap Rate	0.025
Deutsche Postbank Funding Trust III	EURIBOR ICE Swap Rate	0.125
Diamond (BC) BV Term Loan	USD 2 Month LIBOR	3.000
	USD Swap Semiannual 30/360 (versus 3 Month
DNB Bank ASA	LIBOR) 5 Year Rate	5.080

See accompanying notes which are an integral part of the financial statements.

876 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
DPABS Trust	USD 3 Month LIBOR	1.250
Dupage Medical Group, Ltd. 1st Lien Term Loan	USD 2 Month LIBOR	3.000
Dupage Medical Group, Ltd. 2nd Lien Term Loan	USD 3 Month LIBOR	7.000
DXC Technology Co.	USD 3 Month LIBOR	0.950
E. W. Scripps Co. Term Loan B	USD 1 Month LIBOR	2.250
Education Advisory Board 1st Lien Term Loan	USD 1 Month LIBOR	3.750
Eldorado Resorts, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.250
Employbridge LLC Term Loan	USD 3 Month LIBOR	6.500
Enbridge, Inc.	USD 3 Month LIBOR	7.780
Enbridge, Inc.	USD 3 Month LIBOR	3.418
Energy Future Intermediate Holding Co. LLC Term Loan	USD 1 Month LIBOR	3.000
EnergySolutions LLC 1st Lien Term Loan B	USD 3 Month LIBOR	4.750
Envision Healthcare Corp. Term Loan B	USD 1 Month LIBOR	3.000
Everi Payments, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	4.500
Exact Merger Sub LLC 1st Lien Term Loan	USD 3 Month LIBOR	4.250
Exact Merger Sub LLC 2nd Lien Term Loan	USD 3 Month LIBOR	8.000
Fannie Mae REMICS	USD 1 Month LIBOR	6.200
Fannie Mae REMICS	USD 1 Month LIBOR	6.400
Fannie Mae REMICS	USD 1 Month LIBOR	6.500
Fannie Mae REMICS	USD 1 Month LIBOR	6.050
Fannie Mae REMICS	USD 1 Month LIBOR	5.950
Fannie Mae REMICS	USD 1 Month LIBOR	5.900
First Data Corp. Term Loan	USD 1 Month LIBOR	2.250
Focus Financial Partners LLC 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Fort Dearborn Company 1st Lien Term Loan	USD 2 Month LIBOR	4.000
Freddie Mac REMICS	USD 1 Month LIBOR	5.950
Freddie Mac REMICS	USD 1 Month LIBOR	6.550
Freddie Mac REMICS	USD 1 Month LIBOR	6.550
Freddie Mac REMICS	USD 1 Month LIBOR	6.500
Freddie Mac REMICS	USD 1 Month LIBOR	6.950
Freddie Mac REMICS	USD 1 Month LIBOR	6.700
Freddie Mac REMICS	USD 1 Month LIBOR	6.050
Freddie Mac REMICS	USD 1 Month LIBOR	6.100
Freedom Mortgage Corp. Term Loan	USD 3 Month LIBOR	5.500
Frontier Communications Corp. Term Loan B	USD 1 Month LIBOR	3.750
Garda World Security Corp. Term Loan B	USD 1 Month LIBOR	4.000
Getty Images, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	3.500
GHX Ultimate Parent Corp. 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Ginnie Mae	USD 1 Month LIBOR	6.000
Ginnie Mae	USD 1 Month LIBOR	6.550
Ginnie Mae	USD 1 Month LIBOR	6.050
Ginnie Mae	USD 1 Month LIBOR	6.000
Ginnie Mae	USD 1 Month LIBOR	6.433
Ginnie Mae	USD 1 Month LIBOR	6.000

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 877

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Ginnie Mae	USD 1 Month LIBOR	6.100
Ginnie Mae	USD 1 Month LIBOR	6.100
Ginnie Mae	USD 1 Month LIBOR	6.490
Ginnie Mae	USD 1 Month LIBOR	6.150
Ginnie Mae	USD 1 Month LIBOR	6.150
Ginnie Mae REMICS	USD 1 Month LIBOR	6.100
Ginnie Mae REMICS	USD 1 Month LIBOR	6.200
Ginnie Mae REMICS	USD 1 Month LIBOR	6.600
Go Daddy Operating Co. LLC 1st Lien Term Loan	USD 1 Month LIBOR	2.500
Goldman Sachs Group, Inc. (The)	USD 3 Month LIBOR	1.110
Golub Capital Partners CLO, Ltd.	USD 3 Month LIBOR	6.500
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Governor and Company of the Bank of Ireland	Year	6.956
Grifols Worldwide Operations USA Inc. 1st Lien Term Loan B	USD 1 Week LIBOR	2.250
Groupama SA	3 Month EURIBOR	5.770
Gruden Holdings, Inc. First Lien Term Loan	USD 3 Month LIBOR	5.500
GTCR Valor Cos. , Inc. Term Loan B1	USD 3 Month LIBOR	4.250
H. B. Fuller Co. Term Loan B	USD 1 Month LIBOR	2.250
Harland Clarke Holdings Corp Term Loan	USD 2 Month LIBOR	4.750
HCA, Inc. Term Loan B8	USD 1 Month LIBOR	2.250
Hertz Global Holdings, Inc. Term Loan B	USD 1 Month LIBOR	2.750
HT1 Funding GmbH	12 Month EURIBOR	2.000
	U. S. Treasury Yield Curve Rate T Note Constant
Huaneng Hong Kong Capital, Ltd.	Maturity 5 Year	6.596
Hyland Software, Inc. 2nd Lien Term Loan	USD 1 Month LIBOR	7.000
Hyland Software, Inc. Term Loan	USD 1 Month LIBOR	3.250
Hyperion Insurance Group, Ltd. Term Loan B	USD 1 Month LIBOR	4.000
ING Groep NV	USD 3 Month LIBOR	1.150
Intrawest Resorts Holdings, Inc. 1st Lien Term Loan B1	USD 1 Month LIBOR	3.250
Jaguar Holding Co. II Term Loan	USD 3 Month LIBOR	2.750
Kraton Polymers LLC Term Loan	USD 1 Month LIBOR	3.000
Kronos, Inc. Term Loan B	USD 2 Month LIBOR	3.500
Learfield Communications, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.250
Level 3 Financing, Inc. Term Loan B	USD 3 Month LIBOR	2.250
Limetree Bay Terminals LLC Term Loan B	USD 1 Month LIBOR	4.000
Lions Gate Enterntainment, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.000
MacDermid, Inc. Term Loan B	USD 1 Month LIBOR	3.000
MacDonald Detwiler & Associates, Ltd. Term Loan B	USD 2 Month LIBOR	2.750
MACOM Technology Solutions Term Loan	USD 1 Month LIBOR	2.250
Match Group, Inc. 1st Lien Term Loan B1	USD 2 Month LIBOR	2.500
MCC Iowa LLC Term Loan H	USD 1 Week LIBOR	2.500
MGM Growth Properties Operating Partnership, LP Term Loan B	USD 1 Month LIBOR	2.250
MH Sub I LLC 1st Lien Term Loan	USD 3 Month LIBOR	3.750
MH Sub I LLC 2nd Lien Term Loan	USD 3 Month LIBOR	7.500
MORSCO, Inc. Term Loan B	USD 1 Month LIBOR	7.000

See accompanying notes which are an integral part of the financial statements.

878 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
Navistar, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	4.000
NeuStar, Inc. 1st Lien Term Loan B2	USD 3 Month LIBOR	3.750
NN, Inc. Incremental Term Loan	USD 1 Month LIBOR	3.750
NPC International, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.500
Numericable Group SA Term Loan B12	USD 2 Month LIBOR	3.000
Optiv, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	3.250
Ozark Holdings LLC 1st Lien Term Loan	USD 1 Month LIBOR	3.750
PAREXEL International Corp. 1st Lien Term Loan B	USD 1 Month LIBOR	3.000
Pelican Products, Inc. 1st Lien Term Loan B1	USD 3 Month LIBOR	4.250
Penn National Gaming, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Post Holdings, Inc. Incremental Term Loan	USD 1 Month LIBOR	2.250
Pre-Paid Legal Services, Inc. 2nd Lien Term Loan	USD 1 Month LIBOR	9.000
Prime Security Services Borrower LLC Term Loan B1	USD 1 Month LIBOR	2.750
Primeline Utility Services LLC 1st Lien Term Loan B	USD 3 Month LIBOR	5.500
Quest Software US Holdings, Inc. 1st Lien Term Loan	USD 3 Month LIBOR	6.000
Quintiles IMS, Inc. 1st Lien Term Loan B2	USD 3 Month LIBOR	2.000
Rackspace Hosting, Inc. Term Loan B	USD 3 Month LIBOR	3.000
Radio One, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	4.000
RBS Global, Inc. Term Loan B	USD 1 Month LIBOR	2.750
Red Ventures LLC 1st Lien Term Loan	USD 3 Month LIBOR	4.000
Red Ventures LLC 2nd Lien Term Loan	USD 3 Month LIBOR	8.000
Reynolds Group Holdings, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.750
RHP Hotel Properties, LP Term Loan B	USD 3 Month LIBOR	2.250
Royal Bank of Scotland Group PLC	USD 3 Month LIBOR	2.500
	U. K. Government Bonds 5 Year Note Generic Bid
RSA Insurance Group PLC	Yield	3.852
Sandvine Corp. 1st Lien Term Loan B	USD 3 Month LIBOR	5.750
	GBP Swap Semiannual (versus 6 Month LIBOR) 5
Santander UK Group Holdings PLC	Year	5.543
Scientific Games International, Inc. Term Loan B4	USD 1 Month LIBOR	3.250
SeaWorld Parks & Entertainment Term Loan B	USD 3 Month LIBOR	3.000
Sesac Holdco II LLC 1st Lien Term Loan	USD 1 Month LIBOR	3.250
Sesac Holdco II LLC 2nd Lien Term Loan	USD 1 Month LIBOR	7.250
Signode Industrial Group US, Inc. 1st Lien Term Loan B	USD 3 Month LIBOR	2.750
SIRVA Worldwide, Inc. Term Loan	USD 3 Month LIBOR	6.500
	USD Swap Semiannual 30/360 (versus 3 Month
Societe Generale SA	LIBOR) 5 Year Rate	6.238
Solarwinds Holdings, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.500
Solera LLC Term Loan B	USD 1 Month LIBOR	3.250
Solvay Acetow GMBH Term Loan	USD 3 Month LIBOR	5.500
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Solvay Finance SA	Year	3.000
Spectrum Brands, Inc. 1st Lien Term Loan B	USD 2 Month LIBOR	2.000
Spring Communications, Inc. 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
SS&C Technologies, Inc. 1st Lien Term Loan B1	USD 1 Month LIBOR	2.250
SS&C Technologies, Inc. 1st Lien Term Loan B2	USD 1 Month LIBOR	2.250

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 879

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Variable Rate Securities

Securities	Referenced Rate	Spread %
	USD Swap Semiannual 30/360 (versus 3 Month
Standard Chartered PLC	LIBOR) 5 Year Rate	5.723
Station Casinos LLC 1st Lien Term Loan B	USD 1 Month LIBOR	2.500
Steak n Shake Operations, Inc. Term Loan	USD 1 Month LIBOR	3.750
Sterigenics-Nordion Holdings LLC Term Loan B	USD 1 Month LIBOR	3.000
Tempo Acquisition LLC Term Loan B	USD 1 Month LIBOR	3.000
TerraForm AP Acquisition Holdings LLC Term Loan B	USD 3 Month LIBOR	4.250
TKC Holdings, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	4.250
TKC Holdings, Inc. 2nd Lien Term Loan	USD 2 Month LIBOR	8.000
TMS International Corp. Term Loan B	USD 1 Month LIBOR	3.000
	EUR Swap Annual (versus 6 Month EURIBOR) 5
Total SA	Year	1.861
Trader Corp. Term Loan B	USD 3 Month LIBOR	3.250
Trans Union LLC 1st Lien Term Loan B3	USD 1 Month LIBOR	2.000
Transdigm Group, Inc. 1st Lien Term Loan F	USD 3 Month LIBOR	3.000
Travelport Finance (Luxembourg) SARL Term Loan D	USD 3 Month LIBOR	2.750
TruGreen, LP Term Loan	USD 1 Month LIBOR	4.000
United Airlines, Inc. Term Loan B	USD 3 Month LIBOR	2.250
UPC Financing Partnership Term Loan AR	USD 1 Month LIBOR	2.500
USI, Inc. Term Loan B	USD 1 Month LIBOR	3.000
USI, Inc. Term Loan B	USD 1 Month LIBOR	3.000
Valeant Pharmaceuticals International, Inc. Term Loan B	USD 3 Month LIBOR	4.750
Vantiv, LLC 1st Lien Term Loan B1	USD 1 Month LIBOR	2.000
Vantiv, LLC Term Loan B4	USD 1 Month LIBOR	2.000
Varsity Brands, Inc. 1st Lien Term Loan	USD 1 Month LIBOR	3.500
Venture XXIX CLO, Ltd.	USD 3 Month LIBOR	6.250
Verdesian Life Sciences LLC Term Loan	USD 3 Month LIBOR	5.000
Veresen Midstream, Ltd. Term Loan B2	USD 1 Month LIBOR	3.500
W3 Co. Term Loan B	USD 3 Month LIBOR	6.000
Weight Watchers International, Inc. 1st Lien Term Loan B2	USD 3 Month LIBOR	3.250
William Morris Endeavor Entertainment LLC 1st Lien Term Loan	USD 2 Month LIBOR	3.250
World Endurance Holdings 1st Lien Term Loan	USD 3 Month LIBOR	4.250
Yonkers Racing Corp. Term Loan B	USD 1 Month LIBOR	3.250
York Risk Services Group, Inc. Covenant-Lite Term Loan B	USD 1 Month LIBOR	3.750

For a description of variable, adjustable or floating rate securities see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

880 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Futures Contracts

Amounts in thousands (except contract amounts)
								Value and
								Unrealized
								Appreciation
				Number of	Notional		Expiration	(Depreciation)
				Contracts	Amount		Date	$
Long Positions
Amsterdam Index Futures				93	EUR	10,261	11/17	152
Australia 10 Year Bond Futures				724	AUD	93,290	12/17	387
CAC40 Euro Index Futures				544	EUR	29,928	11/17	882
Canadian 10 Year Government Bond Futures				216	CAD	29,685	12/17	174
DAX Index Futures				79	EUR	26,113	12/17	937
EURO STOXX 50 Index Futures				504	EUR	18,537	12/17	769
Euro-Bobl Futures				1	EUR	132	12/17	—
Euro-Bund Futures				1	EUR	163	12/17	1
FTSE 100 Index Futures				144	GBP	10,753	12/17	217
FTSE/MIB Index Futures				65	EUR	7,402	12/17	52
Hang Seng Index Futures				57	HKD	80,370	11/17	(48)
IBEX 35 Index Futures				91	EUR	9,596	11/17	436
MSCI EAFE Mini Index Futures				76	USD	7,628	12/17	233
MSCI Singapore Index ETS Futures				413	SGD	15,651	11/17	150
OMXS30 Index Futures				388	SEK	64,786	11/17	164
S&P Financial Select Sector Index Futures				445	USD	36,379	12/17	1,184
S&P Utilities Select Sector Index Futures				3	USD	166	12/17	5
TOPIX Index Futures				474	JPY	8,356,621	12/17	2,477
United States 2 Year Treasury Note Futures				9	USD	1,938	12/17	(8)
United States 5 Year Treasury Note Futures				24	USD	2,812	12/17	(25)
United States 10 Year Treasury Note Futures				886	USD	110,694	12/17	(1,125)
United States Long Bond Futures				14	USD	2,135	12/17	(37)
United States Ultra Treasury Bond Futures				6	USD	989	12/17	(23)
Short Positions
Euro-BTP Futures				6	EUR	838	12/17	(30)
Euro-Bund Futures				338	EUR	55,010	12/17	(291)
Long Gilt Futures				406	GBP	50,478	12/17	393
MSCI Emerging Markets Mini Index Futures				1,165	USD	65,485	12/17	(1,818)
Russell 1000 Mini Index Futures				249	USD	17,751	12/17	(315)
Russell 2000 Mini Index Futures				19	USD	1,428	12/17	8
S&P 400 E-Mini Index Futures				132	USD	24,207	12/17	(395)
S&P 500 E-Mini Index Futures				2,487	USD	319,914	12/17	(7,749)
S&P/TSX 60 Index Futures				35	CAD	6,619	12/17	(193)
SPI 200 Index Futures				105	AUD	15,456	12/17	(431)
United States 2 Year Treasury Note Futures				77	USD	16,583	12/17	54
United States 10 Year Treasury Note Futures				25	USD	3,124	12/17	23
United States Ultra Treasury Bond Futures				6	USD	989	12/17	9
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)								(3,781)

Options Written
Amounts in thousands (except contract amounts)
			Number of	Strike		Notional	Expiration	Fair Value
Description	Counterparty	Call/Put	Contracts	Price		Amount	Date	$
Fannie Mae Bonds	JPMorgan Chase	Put	1	100.09	USD	50,000	11/06/17	(104)
Fannie Mae Bonds	JPMorgan Chase	Put	1	100.24	USD	47,000	11/06/17	(136)
Fannie Mae Bonds	JPMorgan Chase	Put	1	103.07	USD	9,000	11/06/17	(28)
Swaptions
(Counterparty, Fund Receives/Fund
Pays, Notional, Termination Date)

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 881

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Options Written
Amounts in thousands (except contract amounts)
			Number of		Strike	Notional		Expiration	Fair Value
Description	Counterparty	Call/Put	Contracts		Price	Amount		Date	$
Bank Of America, USD 2.296%/USD
3 Month LIBOR, USD 3,334,
11/21/27	Bank of America	Call	1		0.00		3,334	11/17/17	(8)
Citigroup, USD 2.212%/USD 3 Month
LIBOR, USD 2,667, 11/07/27	Goldman Sachs	Call	1		0.00		2,667	11/03/17	—
Citigroup, USD 2.337%/USD 3 Month
LIBOR, USD 1,940, 11/08/27	Citigroup	Call	1		0.00		1,940	11/06/17	(4)
Citigroup, USD 2.370%/USD 3 Month
LIBOR, USD 2,667, 11/22/27	Citigroup	Call	1		0.00		2,667	11/20/17	(15)
Goldman Sachs, USD 2.293%/USD
3 Month LIBOR, USD 3,334,
11/28/27	Goldman Sachs	Call	1		0.00		3,334	11/24/17	(10)
Goldman Sachs, USD 2.310%/USD
3 Month LIBOR, USD 2,667,
11/14/27	Goldman Sachs	Call	1		0.00		2,667	11/10/17	(5)
Citigroup, USD 3 Month LIBOR/USD
2.337%, USD 1,940, 11/08/27	Citigroup	Put	1		0.00		1,940	11/06/17	(6)
Citigroup, USD 3 Month LIBOR/USD
2.370%, USD 2,667, 11/22/27	Citigroup	Put	1		0.00		2,667	11/20/17	(11)
Citigroup, USD 3 Month LIBOR/USD
2.390%, USD 2,667, 11/07/27	Citigroup	Put	1		0.00		2,667	11/03/17	(1)
Goldman Sachs, USD 3 Month LIBOR/
USD 2.310%, USD 2,667,
11/14/27	Citigroup	Put	1		0.00		2,667	11/10/17	(14)
Goldman Sachs, USD 3 Month LIBOR/
USD 2.553%, USD 1,940,
11/07/27	Goldman Sachs	Put	1		0.00		1,940	11/03/17	—
Goldman Sachs, USD 3 Month LIBOR/
USD 2.603%, USD 2,667,
11/29/27	Goldman Sachs	Put	1		0.00		2,667	11/27/17	(1)
JP Morgan, USD 3 Month LIBOR/USD
2.653%, USD 2,667, 12/06/27	JPMorgan Chase	Put	1		0.00		2,667	12/04/17	(1)
Total Liability for Options Written (premiums received $635)									(344)

Foreign Currency Exchange Contracts
Amounts in thousands
									Unrealized
									Appreciation
			Amount			Amount			(Depreciation)
Counterparty			Sold			Bought	Settlement Date		$
Bank of America			USD	168	EUR	144	11/17/17		—
Bank of America			USD	6,015	EUR	5,010	12/20/17		(163)
Bank of America			USD	6,013	JPY	671,310	12/20/17		(95)
Bank of America			AUD	466	USD	357	12/07/17		—
Bank of America			AUD	13,770	USD	10,951	12/20/17		416
Bank of America			CAD	158	USD	124	11/01/17		1
Bank of America			CAD	375	USD	291	12/07/17		—
Bank of America			CAD	4,910	USD	3,980	12/20/17		173
Bank of America			CAD	849	USD	692	01/26/18		33
Bank of America			CHF	123	USD	124	12/07/17		—
Bank of America			EUR	144	USD	168	11/02/17		—
Bank of America			EUR	963	USD	1,124	12/07/17		—
Bank of America			GBP	355	USD	472	12/07/17		—
Bank of America			HKD	3,668	USD	470	12/07/17		—
Bank of America			JPY	512,476	USD	4,494	11/01/17		(13)
Bank of America			JPY	188,853	USD	1,663	12/07/17		—
Bank of America			SEK	885	USD	106	12/07/17		—
Bank of America			SGD	463	USD	338	11/01/17		(2)
Bank of America			SGD	190	USD	139	12/07/17		—
Bank of Montreal			USD	2,091	AUD	2,729	11/08/17		(2)

See accompanying notes which are an integral part of the financial statements.

882 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of Montreal	USD	2,914	CAD	3,743	11/08/17	(13)
Bank of Montreal	USD	2,280	CHF	2,274	11/08/17	1
Bank of Montreal	USD	949	CHF	898	12/20/17	(46)
Bank of Montreal	USD	10,587	EUR	9,092	11/08/17	8
Bank of Montreal	USD	2,619	EUR	2,169	12/20/17	(85)
Bank of Montreal	USD	5,064	GBP	3,831	11/08/17	25
Bank of Montreal	USD	502	GBP	383	12/20/17	6
Bank of Montreal	USD	3,165	HKD	24,687	11/08/17	(1)
Bank of Montreal	USD	1,492	HKD	11,633	12/20/17	—
Bank of Montreal	USD	7,326	JPY	829,862	11/08/17	(26)
Bank of Montreal	USD	1,187	MXN	21,300	12/20/17	(85)
Bank of Montreal	USD	16,530	NZD	23,071	11/22/17	(748)
Bank of Montreal	USD	19,091	SEK	154,628	11/22/17	(601)
Bank of Montreal	AUD	2,754	USD	2,156	11/08/17	48
Bank of Montreal	AUD	2,729	USD	2,090	12/07/17	2
Bank of Montreal	AUD	1,206	USD	967	12/20/17	45
Bank of Montreal	AUD	8,886	USD	7,069	12/20/17	271
Bank of Montreal	CAD	3,598	USD	2,893	11/08/17	104
Bank of Montreal	CAD	3,743	USD	2,915	12/07/17	13
Bank of Montreal	CAD	11,726	USD	9,508	12/20/17	414
Bank of Montreal	CHF	2,257	USD	2,332	11/08/17	69
Bank of Montreal	CHF	2,274	USD	2,284	12/07/17	(1)
Bank of Montreal	EUR	8,857	USD	10,475	11/08/17	154
Bank of Montreal	EUR	9,092	USD	10,603	12/07/17	(8)
Bank of Montreal	EUR	36,399	USD	43,675	12/20/17	1,158
Bank of Montreal	GBP	3,820	USD	5,119	11/08/17	45
Bank of Montreal	GBP	3,831	USD	5,068	12/07/17	(25)
Bank of Montreal	GBP	11,489	USD	15,575	12/20/17	292
Bank of Montreal	HKD	25,112	USD	3,218	11/08/17	(1)
Bank of Montreal	HKD	24,687	USD	3,166	12/07/17	1
Bank of Montreal	HKD	19,690	USD	2,527	12/20/17	1
Bank of Montreal	JPY	815,113	USD	7,254	11/08/17	84
Bank of Montreal	JPY	829,862	USD	7,335	12/07/17	26
Bank of Montreal	JPY	2,966,030	USD	26,569	12/20/17	423
Bank of Montreal	NZD	26,812	USD	19,210	11/22/17	868
Bank of Montreal	SEK	133,052	USD	16,427	11/22/17	517
Bank of Montreal	SEK	22,638	USD	2,852	12/20/17	139
Barclays	EUR	3,666	USD	4,324	11/17/17	50
Brown Brothers Harriman	USD	950	CHF	898	12/20/17	(48)
Brown Brothers Harriman	USD	2,620	EUR	2,169	12/20/17	(86)
Brown Brothers Harriman	USD	503	GBP	383	12/20/17	6
Brown Brothers Harriman	USD	1,492	HKD	11,633	12/20/17	—
Brown Brothers Harriman	USD	1,187	MXN	21,300	12/20/17	(85)
Brown Brothers Harriman	AUD	2,754	USD	2,159	11/08/17	51
Brown Brothers Harriman	AUD	1,206	USD	968	12/20/17	45
Brown Brothers Harriman	CAD	3,598	USD	2,895	11/08/17	106
Brown Brothers Harriman	CHF	2,257	USD	2,332	11/08/17	69
Brown Brothers Harriman	EUR	8,857	USD	10,482	11/08/17	161
Brown Brothers Harriman	GBP	3,820	USD	5,121	11/08/17	47
Brown Brothers Harriman	HKD	25,112	USD	3,217	11/08/17	(1)
Brown Brothers Harriman	JPY	815,113	USD	7,254	11/08/17	84
Brown Brothers Harriman	ZAR	3,392	USD	240	11/01/17	—
Citigroup	USD	2,091	AUD	2,729	11/08/17	(2)

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 883

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	USD	2,902	CAD	3,743	11/08/17	—
Citigroup	USD	2,279	CHF	2,274	11/08/17	2
Citigroup	USD	949	CHF	898	12/20/17	(47)
Citigroup	USD	10,582	EUR	9,092	11/08/17	12
Citigroup	USD	301	EUR	249	11/17/17	(10)
Citigroup	USD	329	EUR	273	11/17/17	(11)
Citigroup	USD	8,841	EUR	7,495	11/22/17	(101)
Citigroup	USD	19,008	EUR	16,114	11/22/17	(218)
Citigroup	USD	2,620	EUR	2,169	12/20/17	(86)
Citigroup	USD	5,062	GBP	3,831	11/08/17	26
Citigroup	USD	503	GBP	383	12/20/17	6
Citigroup	USD	3,165	HKD	24,687	11/08/17	(1)
Citigroup	USD	1,492	HKD	11,633	12/20/17	—
Citigroup	USD	7,324	JPY	829,862	11/08/17	(24)
Citigroup	USD	1,187	MXN	21,300	12/20/17	(85)
Citigroup	AUD	2,754	USD	2,158	11/08/17	50
Citigroup	AUD	2,729	USD	2,090	12/07/17	2
Citigroup	AUD	1,206	USD	968	12/20/17	46
Citigroup	CAD	3,598	USD	2,896	11/08/17	107
Citigroup	CAD	3,743	USD	2,902	12/07/17	—
Citigroup	CHF	2,257	USD	2,334	11/08/17	70
Citigroup	CHF	8,667	USD	8,896	11/22/17	198
Citigroup	CHF	16,034	USD	16,457	11/22/17	366
Citigroup	CHF	2,274	USD	2,283	12/07/17	(2)
Citigroup	EUR	8,857	USD	10,481	11/08/17	160
Citigroup	EUR	9,092	USD	10,598	12/07/17	(13)
Citigroup	GBP	3,820	USD	5,118	11/08/17	44
Citigroup	GBP	3,831	USD	5,066	12/07/17	(26)
Citigroup	HKD	25,112	USD	3,218	11/08/17	(1)
Citigroup	HKD	24,687	USD	3,166	12/07/17	1
Citigroup	JPY	815,113	USD	7,259	11/08/17	89
Citigroup	JPY	829,862	USD	7,332	12/07/17	23
Commonwealth Bank of Australia	USD	2,090	AUD	2,729	11/08/17	(1)
Commonwealth Bank of Australia	USD	2,902	CAD	3,743	11/08/17	—
Commonwealth Bank of Australia	USD	2,279	CHF	2,274	11/08/17	2
Commonwealth Bank of Australia	USD	10,579	EUR	9,092	11/08/17	15
Commonwealth Bank of Australia	USD	5,061	GBP	3,831	11/08/17	26
Commonwealth Bank of Australia	USD	3,165	HKD	24,687	11/08/17	(1)
Commonwealth Bank of Australia	USD	7,322	JPY	829,862	11/08/17	(22)
Commonwealth Bank of Australia	AUD	2,729	USD	2,090	12/07/17	2
Commonwealth Bank of Australia	CAD	3,743	USD	2,903	12/07/17	—
Commonwealth Bank of Australia	CHF	2,274	USD	2,283	12/07/17	(2)
Commonwealth Bank of Australia	EUR	9,092	USD	10,596	12/07/17	(15)
Commonwealth Bank of Australia	GBP	3,831	USD	5,065	12/07/17	(28)
Commonwealth Bank of Australia	HKD	24,687	USD	3,167	12/07/17	1
Commonwealth Bank of Australia	JPY	829,862	USD	7,331	12/07/17	22
HSBC	USD	788	ARS	14,326	01/10/18	(9)
HSBC	USD	814	ARS	14,921	01/10/18	(3)
HSBC	USD	57	BRL	184	11/03/17	(1)
HSBC	USD	58	BRL	191	11/03/17	—
HSBC	USD	98	BRL	313	11/03/17	(2)
HSBC	USD	98	BRL	313	11/03/17	(2)
HSBC	USD	144	CLP	91,742	01/19/18	—

See accompanying notes which are an integral part of the financial statements.

884 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
HSBC	USD	1,888	CLP	1,175,695	01/19/18	(42)
HSBC	USD	1	CNY	7	11/14/17	—
HSBC	USD	854	CNY	5,978	11/14/17	47
HSBC	USD	1,709	CNY	11,921	11/14/17	88
HSBC	USD	564	COP	1,703,208	11/24/17	(5)
HSBC	USD	830	COP	2,429,991	11/24/17	(33)
HSBC	USD	3,673	COP	11,040,782	11/24/17	(51)
HSBC	USD	291	CZK	6,404	11/03/17	—
HSBC	USD	471	CZK	11,469	11/03/17	50
HSBC	USD	969	CZK	22,211	11/03/17	39
HSBC	USD	1,690	CZK	36,700	11/03/17	(24)
HSBC	USD	1,397	CZK	30,051	02/27/18	(24)
HSBC	USD	570	EUR	480	01/12/18	(8)
HSBC	USD	1,010	HKD	7,873	11/06/17	(1)
HSBC	USD	1,173	HKD	9,107	11/06/17	(6)
HSBC	USD	1,441	HKD	11,189	11/06/17	(7)
HSBC	USD	752	HKD	5,853	02/27/18	—
HSBC	USD	116	HUF	30,535	11/29/17	(2)
HSBC	USD	16	IDR	220,825	11/24/17	—
HSBC	USD	112	IDR	1,521,241	11/24/17	(1)
HSBC	USD	130	IDR	1,776,313	11/24/17	1
HSBC	USD	130	IDR	1,768,514	11/24/17	—
HSBC	USD	130	IDR	1,777,613	11/24/17	1
HSBC	USD	130	IDR	1,768,774	11/24/17	—
HSBC	USD	130	IDR	1,769,300	11/24/17	—
HSBC	USD	130	IDR	1,769,300	11/24/17	—
HSBC	USD	1,530	IDR	20,393,370	11/24/17	(29)
HSBC	USD	3,432	IDR	46,559,312	11/24/17	(5)
HSBC	USD	1,180	ILS	4,112	11/29/17	(11)
HSBC	USD	3	INR	210	11/06/17	—
HSBC	USD	810	INR	52,885	11/06/17	6
HSBC	USD	373	KRW	421,359	11/17/17	3
HSBC	USD	373	KRW	421,228	11/17/17	3
HSBC	USD	1,160	KRW	1,313,700	11/17/17	13
HSBC	USD	158	MXN	3,082	02/12/18	—
HSBC	USD	2,125	MXN	40,229	02/12/18	(62)
HSBC	USD	208	PEN	681	11/20/17	1
HSBC	USD	20	PEN	65	02/27/18	—
HSBC	USD	130	PHP	6,656	11/20/17	(1)
HSBC	USD	161	PHP	8,078	11/20/17	(4)
HSBC	USD	123	PHP	6,470	02/26/18	1
HSBC	USD	2,491	PLN	9,041	01/16/18	(6)
HSBC	USD	2,491	PLN	9,041	01/16/18	(6)
HSBC	USD	3,202	PLN	11,520	01/16/18	(35)
HSBC	USD	45	RON	176	11/22/17	—
HSBC	USD	56	RON	232	11/22/17	2
HSBC	USD	131	RON	511	11/22/17	(2)
HSBC	USD	1,560	RON	5,984	11/22/17	(46)
HSBC	USD	33	RUB	2,016	11/20/17	1
HSBC	USD	33	RUB	2,016	11/20/17	1
HSBC	USD	41	RUB	2,510	11/20/17	2
HSBC	USD	41	RUB	2,510	11/20/17	2
HSBC	USD	41	RUB	2,506	11/20/17	2

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 885

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
HSBC	USD	41	RUB	2,507	11/20/17	2
HSBC	USD	41	RUB	2,506	11/20/17	2
HSBC	USD	41	RUB	2,507	11/20/17	2
HSBC	USD	96	RUB	5,713	11/20/17	1
HSBC	USD	208	RUB	12,937	11/20/17	12
HSBC	USD	488	RUB	29,949	11/20/17	22
HSBC	USD	1,030	RUB	60,603	11/20/17	3
HSBC	USD	845	RUB	49,605	02/26/18	(12)
HSBC	USD	2,840	SGD	3,841	01/29/18	(20)
HSBC	USD	95	THB	3,201	11/15/17	1
HSBC	USD	140	THB	4,680	11/15/17	1
HSBC	USD	616	THB	20,435	11/15/17	(1)
HSBC	USD	700	THB	23,116	11/15/17	(4)
HSBC	USD	199	TRY	705	01/11/18	(17)
HSBC	USD	860	TRY	3,227	01/11/18	(27)
HSBC	USD	84	ZAR	1,121	11/22/17	(5)
HSBC	USD	103	ZAR	1,463	11/22/17	—
HSBC	USD	140	ZAR	1,924	11/22/17	(4)
HSBC	USD	152	ZAR	2,053	11/22/17	(7)
HSBC	USD	199	ZAR	2,802	11/22/17	(1)
HSBC	USD	259	ZAR	3,661	11/22/17	(1)
HSBC	ARS	23,437	USD	1,280	01/10/18	6
HSBC	BRL	191	USD	60	11/03/17	2
HSBC	BRL	313	USD	96	11/03/17	—
HSBC	BRL	619	USD	195	11/03/17	6
HSBC	BRL	313	USD	97	02/02/18	2
HSBC	BRL	313	USD	97	02/02/18	2
HSBC	CLP	692,395	USD	1,100	01/19/18	13
HSBC	COP	245,556	USD	83	11/24/17	2
HSBC	COP	737,250	USD	250	11/24/17	8
HSBC	COP	2,578,775	USD	865	11/24/17	19
HSBC	COP	11,612,401	USD	3,936	11/24/17	128
HSBC	COP	351,728	USD	115	02/28/18	1
HSBC	COP	1,703,208	USD	558	02/28/18	4
HSBC	CZK	30,051	USD	1,387	11/03/17	23
HSBC	CZK	46,732	USD	2,150	11/03/17	28
HSBC	EUR	793	USD	940	01/12/18	12
HSBC	HKD	3,228	USD	413	11/06/17	(1)
HSBC	HKD	3,554	USD	455	11/06/17	(1)
HSBC	HKD	5,853	USD	750	11/06/17	—
HSBC	HKD	6,485	USD	834	11/06/17	3
HSBC	HKD	9,049	USD	1,160	11/06/17	—
HSBC	HUF	74,609	USD	283	11/29/17	4
HSBC	IDR	4,974,514	USD	366	11/24/17	—
HSBC	IDR	4,977,441	USD	366	11/24/17	(1)
HSBC	IDR	25,492,800	USD	1,880	11/24/17	4
HSBC	IDR	47,433,085	USD	3,496	11/24/17	5
HSBC	IDR	220,825	USD	16	04/30/18	—
HSBC	IDR	1,805,951	USD	130	04/30/18	(1)
HSBC	IDR	1,806,471	USD	130	04/30/18	(1)
HSBC	IDR	1,807,000	USD	130	04/30/18	(1)
HSBC	IDR	1,807,000	USD	130	04/30/18	(1)
HSBC	IDR	1,815,960	USD	130	04/30/18	(1)

See accompanying notes which are an integral part of the financial statements.

886 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
HSBC	IDR	1,815,960	USD	130	04/30/18	(1)
HSBC	IDR	1,817,260	USD	130	04/30/18	(1)
HSBC	IDR	1,818,170	USD	130	04/30/18	(2)
HSBC	ILS	3,126	USD	880	11/29/17	(9)
HSBC	ILS	3,578	USD	1,020	11/29/17	3
HSBC	INR	53,095	USD	809	11/06/17	(10)
HSBC	KRW	2,843	USD	3	11/17/17	—
HSBC	KRW	483,315	USD	434	11/17/17	2
HSBC	KRW	483,315	USD	434	11/17/17	2
HSBC	KRW	1,186,815	USD	1,050	11/17/17	(9)
HSBC	MXN	11,938	USD	620	02/12/18	8
HSBC	PEN	65	USD	20	11/20/17	—
HSBC	PEN	616	USD	190	11/20/17	1
HSBC	PHP	6,470	USD	124	11/20/17	(1)
HSBC	PHP	8,264	USD	160	11/20/17	—
HSBC	PLN	157	USD	43	01/16/18	—
HSBC	PLN	18,401	USD	5,130	01/16/18	72
HSBC	RON	253	USD	64	11/22/17	—
HSBC	RON	351	USD	88	11/22/17	(1)
HSBC	RON	6,980	USD	1,790	11/22/17	24
HSBC	RUB	49,605	USD	857	11/20/17	12
HSBC	RUB	78,676	USD	1,360	11/20/17	19
HSBC	SGD	780	USD	573	01/29/18	—
HSBC	SGD	2,322	USD	1,710	01/29/18	5
HSBC	THB	51,431	USD	1,550	11/15/17	2
HSBC	THB	20,435	USD	616	02/28/18	—
HSBC	TRY	1,753	USD	496	01/11/18	43
HSBC	TRY	10,832	USD	2,970	01/11/18	174
HSBC	ZAR	1,437	USD	106	11/22/17	5
HSBC	ZAR	1,666	USD	123	11/22/17	6
HSBC	ZAR	3,183	USD	235	11/22/17	11
HSBC	ZAR	3,828	USD	288	11/22/17	18
HSBC	ZAR	3,953	USD	297	11/22/17	18
JPMorgan Chase	CNY	17,907	USD	2,601	11/14/17	(98)
JPMorgan Chase	EUR	302	USD	355	11/17/17	3
JPMorgan Chase	EUR	250	USD	297	12/20/17	5
JPMorgan Chase	EUR	250	USD	299	12/20/17	7
JPMorgan Chase	EUR	1,000	USD	1,204	12/20/17	36
JPMorgan Chase	GBP	400	USD	542	12/20/17	9
JPMorgan Chase	GBP	500	USD	678	12/20/17	13
JPMorgan Chase	GBP	2,600	USD	3,480	12/20/17	21
Morgan Stanley	EUR	137	USD	162	11/17/17	3
Morgan Stanley	EUR	291	USD	348	11/17/17	9
Morgan Stanley	EUR	3,667	USD	4,326	11/17/17	51
Royal Bank of Canada	USD	2,090	AUD	2,729	11/08/17	(1)
Royal Bank of Canada	USD	16,450	AUD	20,992	11/22/17	(386)
Royal Bank of Canada	USD	2,901	CAD	3,743	11/08/17	—
Royal Bank of Canada	USD	2,278	CHF	2,274	11/08/17	3
Royal Bank of Canada	USD	951	CHF	898	12/20/17	(48)
Royal Bank of Canada	USD	10,574	EUR	9,092	11/08/17	20
Royal Bank of Canada	USD	2,622	EUR	2,169	12/20/17	(88)
Royal Bank of Canada	USD	5,060	GBP	3,831	11/08/17	28
Royal Bank of Canada	USD	503	GBP	383	12/20/17	6

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 887

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Canada	USD	3,165	HKD	24,687	11/08/17	(1)
Royal Bank of Canada	USD	1,493	HKD	11,633	12/20/17	(1)
Royal Bank of Canada	USD	7,320	JPY	829,862	11/08/17	(20)
Royal Bank of Canada	USD	8,902	JPY	997,064	11/22/17	(126)
Royal Bank of Canada	USD	1,185	MXN	21,300	12/20/17	(83)
Royal Bank of Canada	AUD	2,754	USD	2,157	11/08/17	49
Royal Bank of Canada	AUD	2,729	USD	2,090	12/07/17	1
Royal Bank of Canada	AUD	1,206	USD	968	12/20/17	46
Royal Bank of Canada	CAD	3,598	USD	2,896	11/08/17	106
Royal Bank of Canada	CAD	3,743	USD	2,902	12/07/17	—
Royal Bank of Canada	CHF	2,257	USD	2,333	11/08/17	70
Royal Bank of Canada	CHF	2,274	USD	2,282	12/07/17	(3)
Royal Bank of Canada	EUR	8,857	USD	10,484	11/08/17	163
Royal Bank of Canada	EUR	9,092	USD	10,590	12/07/17	(21)
Royal Bank of Canada	GBP	3,820	USD	5,120	11/08/17	46
Royal Bank of Canada	GBP	3,831	USD	5,064	12/07/17	(28)
Royal Bank of Canada	HKD	25,112	USD	3,218	11/08/17	(1)
Royal Bank of Canada	HKD	24,687	USD	3,167	12/07/17	1
Royal Bank of Canada	JPY	815,113	USD	7,257	11/08/17	87
Royal Bank of Canada	JPY	2,143,689	USD	19,138	11/22/17	271
Royal Bank of Canada	JPY	829,862	USD	7,329	12/07/17	19
Standard Chartered	USD	130	IDR	1,775,663	11/24/17	1
Standard Chartered	USD	130	IDR	1,777,613	11/24/17	1
State Street	USD	78	AUD	99	11/08/17	(2)
State Street	USD	8,116	AUD	10,140	12/20/17	(358)
State Street	USD	5,015	CAD	6,430	12/20/17	(28)
State Street	USD	7,965	CAD	10,010	12/20/17	(202)
State Street	USD	10,626	CAD	13,040	12/20/17	(514)
State Street	USD	6,996	CHF	6,830	12/20/17	(128)
State Street	USD	249	EUR	211	11/17/17	(4)
State Street	USD	1,650	EUR	1,400	12/20/17	(15)
State Street	USD	2,996	EUR	2,580	12/20/17	17
State Street	USD	22,001	EUR	18,660	12/20/17	(205)
State Street	USD	49,532	EUR	41,090	12/20/17	(1,535)
State Street	USD	1,996	GBP	1,520	12/20/17	26
State Street	USD	6,966	GBP	5,280	12/20/17	58
State Street	USD	17,510	GBP	12,910	12/20/17	(338)
State Street	USD	218	HKD	1,703	11/08/17	—
State Street	USD	1,338	HKD	10,430	12/20/17	—
State Street	USD	2,853	HKD	22,220	12/20/17	(3)
State Street	USD	3,002	HKD	23,400	12/20/17	—
State Street	USD	2,283	INR	147,500	12/20/17	(19)
State Street	USD	1,121	JPY	121,270	12/20/17	(52)
State Street	USD	4,019	JPY	456,500	12/20/17	5
State Street	USD	29,886	JPY	3,318,830	12/20/17	(629)
State Street	USD	6,103	KRW	6,886,909	11/08/17	44
State Street	USD	8,887	MXN	171,380	12/20/17	(20)
State Street	USD	1,016	MYR	4,280	12/20/17	(7)
State Street	USD	19,039	NOK	150,535	11/22/17	(600)
State Street	USD	4,712	SEK	39,452	11/08/17	2
State Street	USD	118	SEK	960	12/20/17	(3)
State Street	USD	3,219	SEK	25,450	12/20/17	(169)
State Street	USD	4,447	SGD	6,060	11/08/17	(1)

See accompanying notes which are an integral part of the financial statements.

888 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	USD	1,358	SGD	1,820	12/20/17	(22)
State Street	USD	169	TWD	5,119	11/08/17	1
State Street	USD	5,204	TWD	157,512	11/08/17	20
State Street	AUD	2,420	USD	1,892	12/20/17	41
State Street	BRL	3,229	USD	991	11/01/17	4
State Street	BRL	4,760	USD	1,521	12/20/17	74
State Street	CAD	578	USD	463	11/08/17	15
State Street	CAD	307	USD	253	12/20/17	14
State Street	CAD	1,880	USD	1,505	12/20/17	47
State Street	CHF	68	USD	70	11/08/17	2
State Street	CNY	65,829	USD	10,020	12/20/17	114
State Street	CNY	118,620	USD	17,831	12/20/17	(20)
State Street	DKK	103,217	USD	16,359	11/22/17	183
State Street	EUR	940	USD	1,113	11/08/17	18
State Street	EUR	69	USD	80	11/17/17	—
State Street	EUR	100	USD	118	12/20/17	1
State Street	EUR	6,300	USD	7,520	12/20/17	161
State Street	GBP	44	USD	59	11/08/17	1
State Street	GBP	150	USD	202	12/20/17	2
State Street	GBP	810	USD	1,078	12/20/17	—
State Street	GBP	1,513	USD	2,018	01/26/18	3
State Street	GBP	1,513	USD	2,018	01/26/18	3
State Street	JPY	58,996	USD	525	11/08/17	6
State Street	JPY	223,690	USD	1,992	12/20/17	20
State Street	KRW	75,566	USD	66	11/08/17	(1)
State Street	KRW	6,811,343	USD	5,943	11/08/17	(137)
State Street	KRW	397,308	USD	355	12/07/17	1
State Street	KRW	6,886,909	USD	6,104	12/07/17	(44)
State Street	KRW	5,640,550	USD	4,984	12/19/17	(52)
State Street	KRW	6,768,570	USD	5,980	12/19/17	(63)
State Street	KRW	6,910,840	USD	6,125	12/19/17	(45)
State Street	NOK	70,016	USD	8,855	11/22/17	279
State Street	RUB	301,430	USD	5,207	12/20/17	94
State Street	RUB	458,250	USD	7,887	12/20/17	113
State Street	SEK	1,504	USD	185	11/08/17	5
State Street	SEK	37,948	USD	4,656	11/08/17	122
State Street	SEK	39,452	USD	4,719	12/07/17	(2)
State Street	SGD	7	USD	5	11/08/17	—
State Street	SGD	6,053	USD	4,459	11/08/17	18
State Street	SGD	6,060	USD	4,448	12/07/17	1
State Street	TWD	162,631	USD	5,356	11/08/17	(38)
State Street	TWD	8,631	USD	287	12/07/17	—
State Street	TWD	157,512	USD	5,210	12/07/17	(21)
State Street	TWD	8,822	USD	296	12/20/17	3
UBS	USD	189	BRL	619	11/03/17	—
UBS	BRL	184	USD	56	11/03/17	—
UBS	BRL	313	USD	96	11/03/17	—
Westpac	USD	8,938	GBP	6,744	11/22/17	24
Westpac	ILS	31,053	USD	8,841	11/22/17	17
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						1,284

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 889

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Total Return Swap Contracts
Amounts in thousands
								Premiums	Unrealized
								Paid	Appreciation
				Notional			Termination	(Received)	(Depreciation)	Fair Value
Underlying Reference Entity	Counterparty			Amount	Terms		Date	$	$	$
Long
Goldman Sachs Commodity i-Select
Strategy 1046(+)	Goldman Sachs		USD	31,539	1 Month LIBOR(1)		02/02/18	—	—	—
Goldman Sachs Commodity i-Select
Strategy 1046(+)	Goldman Sachs		USD	18,134	1 Month LIBOR(1)		02/02/18	—	—	—
Total Open Total Return Swap Contracts (å)								—	—	—

Interest Rate Swap Contracts
Amounts in thousands
								Premiums	Unrealized
								Paid	Appreciation
							Termination	(Received)	(Depreciation)	Fair Value
Counterparty	Notional Amount			Fund Receives	Fund Pays		Date	$	$	$
Barclays	USD	8,901		Three Month LIBOR(2)	1.736	%(3)	10/05/19	—	9	9
Barclays	USD	17,112		Three Month LIBOR(2)	1.743	%(3)	10/06/19	—	16	16
Barclays	USD	6,385		Three Month LIBOR(2)	1.763	%(3)	10/10/19	—	4	4
Barclays	USD	8,412		Three Month LIBOR(2)	1.775	%(3)	10/10/19	—	3	3
Barclays	USD	10,372		Three Month LIBOR(2)	1.770	%(3)	10/12/19	—	5	5
Barclays	USD	4,915		Three Month LIBOR(2)	1.775	%(3)	10/13/19	—	2	2
Barclays	USD	6,375		Three Month LIBOR(2)	1.812	%(3)	10/20/19	—	(1)	(1)
Barclays	USD	93,825		Three Month LIBOR(2)	1.800	%(3)	12/20/19	4	108	112
Barclays	USD	2,751		Three Month LIBOR(2)	2.018	%(3)	10/16/22	—	7	7
Barclays	USD	3,710		Three Month LIBOR(2)	2.044	%(3)	10/19/22	—	5	5
Barclays	USD	10,716		Three Month LIBOR(2)	2.050	%(3)	12/20/22	(6)	37	31
Barclays	USD	514		Three Month LIBOR(2)	2.294	%(3)	10/02/27	—	2	2
Barclays	USD	11,008		Three Month LIBOR(2)	2.283	%(3)	10/02/27	—	50	50
Barclays	USD	927		2.288%(3)	Three Month LIBOR(2)		10/03/27	—	(4)	(4)
Barclays	USD	1,766		Three Month LIBOR(2)	2.270	%(3)	10/03/27	—	10	10
Barclays	USD	4,610		Three Month LIBOR(2)	2.272	%(3)	10/03/27	—	26	26
Barclays	USD	296		Three Month LIBOR(2)	2.304	%(3)	10/05/27	—	1	1
Barclays	USD	296		Three Month LIBOR(2)	2.306	%(3)	10/05/27	—	1	1
Barclays	USD	4,800		2.286%(3)	Three Month LIBOR(2)		10/06/27	—	(21)	(21)
Barclays	USD	624		Three Month LIBOR(2)	2.346	%(3)	10/10/27	—	—	—
Barclays	USD	624		Three Month LIBOR(2)	2.357	%(3)	10/10/27	—	(1)	(1)
Barclays	USD	961		Three Month LIBOR(2)	2.323	%(3)	10/10/27	—	1	1
Barclays	USD	961		Three Month LIBOR(2)	2.325	%(3)	10/10/27	—	1	1
Barclays	USD	3,381		Three Month LIBOR(2)	2.314	%(3)	10/12/27	—	8	8
Barclays	USD	9,995		Three Month LIBOR(2)	2.300	%(3)	10/12/27	—	34	34
Barclays	USD	774		2.290%(3)	Three Month LIBOR(2)		10/13/27	—	(3)	(3)
Barclays	USD	323		Three Month LIBOR(2)	2.320	%(3)	10/17/27	—	1	1
Barclays	USD	644		Three Month LIBOR(2)	2.259	%(3)	10/17/27	—	5	5
Barclays	USD	1,737		2.283%(3)	Three Month LIBOR(2)		10/17/27	—	(9)	(9)
Barclays	USD	2,224		Three Month LIBOR(2)	2.300	%(3)	10/17/27	—	8	8

See accompanying notes which are an integral part of the financial statements.

890 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Interest Rate Swap Contracts
Amounts in thousands
								Premiums	Unrealized
								Paid	Appreciation
							Termination	(Received)	(Depreciation)	Fair Value
Counterparty	Notional Amount		Fund Receives		Fund Pays		Date	$	$	$
Barclays	USD	3,879	Three Month LIBOR(2)		2.300	%(3)	10/17/27	—	14	14
Barclays	USD	1,293	Three Month LIBOR(2)		2.276	%(3)	10/18/27	—	8	8
Barclays	USD	1,755	2.260	%(3)	Three Month LIBOR(2)		10/18/27	—	(13)	(13)
Barclays	USD	1,755	2.270	%(3)	Three Month LIBOR(2)		10/18/27	—	(11)	(11)
Barclays	USD	1,755	2.272	%(3)	Three Month LIBOR(2)		10/18/27	—	(11)	(11)
Barclays	USD	1,755	2.258	%(3)	Three Month LIBOR(2)		10/18/27	—	(13)	(13)
Barclays	USD	1,755	2.263	%(3)	Three Month LIBOR(2)		10/18/27	—	(12)	(12)
Barclays	USD	1,277	Three Month LIBOR(2)		2.303	%(3)	10/23/27	—	5	5
Barclays	USD	7,943	Three Month LIBOR(2)		2.284	%(3)	10/23/27	—	42	42
Barclays	USD	1,321	Three Month LIBOR(2)		2.357	%(3)	10/24/27	—	(2)	(2)
Barclays	USD	3,221	Three Month LIBOR(2)		2.356	%(3)	10/24/27	—	(4)	(4)
Barclays	USD	16,147	2.341	%(3)	Three Month LIBOR(2)		10/25/27	—	(3)	(3)
Barclays	USD	18,064	Three Month LIBOR(2)		2.338	%(3)	10/25/27	—	8	8
Barclays	USD	4,766	2.383	%(3)	Three Month LIBOR(2)		10/26/27	—	17	17
Barclays	USD	1,024	Three Month LIBOR(2)		2.440	%(3)	10/27/27	—	(9)	(9)
Barclays	USD	2,816	Three Month LIBOR(2)		2.422	%(3)	10/27/27	—	(20)	(20)
Barclays	USD	2,816	Three Month LIBOR(2)		2.426	%(3)	10/27/27	—	(21)	(21)
Barclays	USD	301	Three Month LIBOR(2)		2.403	%(3)	10/30/27	—	(2)	(2)
Barclays	USD	301	Three Month LIBOR(2)		2.403	%(3)	10/30/27	—	(2)	(2)
Barclays	USD	4,457	Three Month LIBOR(2)		2.428	%(3)	10/31/27	—	(34)	(34)
Barclays	USD	3,841	2.362	%(3)	Three Month LIBOR(2)		11/01/27	—	6	6
Barclays	USD	4,311	2.306	%(3)	Three Month LIBOR(2)		11/01/27	—	(15)	(15)
Barclays	USD	1,720	2.343	%(3)	Three Month LIBOR(2)		11/02/27	—	—	—
Barclays	USD	1,334	Three Month LIBOR(2)		2.301	%(3)	11/07/27	—	6	6
Barclays	USD	1,174	Three Month LIBOR(2)		2.450	%(3)	11/29/27	—	(10)	(10)
Barclays	USD	800	Three Month LIBOR(2)		2.443	%(3)	12/06/27	—	(6)	(6)
Barclays	USD	7,045	Three Month LIBOR(2)		2.250	%(3)	12/20/27	34	39	73
Barclays	USD	714	2.534	%(3)	Three Month LIBOR(2)		10/03/47	—	(8)	(8)
Barclays	USD	1,099	Three Month LIBOR(2)		2.527	%(3)	10/04/47	—	14	14
Barclays	USD	2,198	2.530	%(3)	Three Month LIBOR(2)		10/04/47	—	(26)	(26)
Barclays	USD	2,428	2.546	%(3)	Three Month LIBOR(2)		10/04/47	—	(20)	(20)
Barclays	USD	347	2.581	%(3)	Three Month LIBOR(2)		10/10/47	—	—	—
Barclays	USD	1,280	2.572	%(3)	Three Month LIBOR(2)		10/10/47	—	(4)	(4)
Barclays	USD	272	2.537	%(3)	Three Month LIBOR(2)		10/12/47	—	(3)	(3)
Barclays	USD	1,179	2.545	%(3)	Three Month LIBOR(2)		10/13/47	—	(10)	(10)
Barclays	USD	1,016	2.519	%(3)	Three Month LIBOR(2)		10/23/47	—	(15)	(15)
Barclays	USD	4,090	2.500	%(3)	Three Month LIBOR(2)		12/20/47	(42)	(43)	(85)
Total Open Interest Rate Swap Contracts (å)								(10)	147	137

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 891

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Credit Default Swap Contracts

Amounts in thousands
Corporate Issues
						Fund
			Implied			(Pays)/			Premiums	Unrealized
		Purchase/Sell	Credit	Notional		Receives		Termination	Paid/(Received)	Appreciation(Depreciation)	Fair Value
Reference Entity	Counterparty	Protection	Spread	Amount		Fixed Rate		Date	$	$	$
AES Corporation	Goldman Sachs	Sell	1.634%	USD	350	5.000	%(2)	12/20/22	52	6	58
AES Corporation	Goldman Sachs	Sell	1.634%	USD	250	5.000	%(2)	12/20/22	35	6	41
Ally Financial Inc.	Goldman Sachs	Sell	1.025%	USD	100	5.000	%(2)	12/20/22	15	5	20
Altice	BNP Paribas	Sell	2.562%	EUR	150	5.000	%(2)	12/20/22	20	2	22
Altice	JPMorgan Chase	Sell	2.562%	EUR	500	5.000	%(2)	12/20/22	64	8	72
American Axle &
Manufacturing,
Inc.	Goldman Sachs	Sell	2.317%	USD	100	5.000	%(2)	12/20/22	7	5	12
American Axle &
Manufacturing,
Inc.	Goldman Sachs	Sell	2.660%	USD	300	5.000	%(2)	12/20/22	14	20	34
Anglo American PLC	BNP Paribas	Sell	1.610%	EUR	250	5.000	%(2)	12/20/24	65	3	68
ArcelorMittal	Goldman Sachs	Sell	0.324%	EUR	450	5.000	%(2)	06/20/19	47	(4)	43
Avis	Goldman Sachs	Sell	3.006%	USD	100	5.000	%(2)	12/20/22	6	4	10
Avis Budget Car
Rental	Goldman Sachs	Sell	3.006%	USD	300	5.000	%(2)	12/20/22	11	18	29
Calpine	JPMorgan Chase	Sell	3.298%	USD	300	5.000	%(2)	12/20/22	7	18	25
Calpine	JPMorgan Chase	Sell	3.298%	USD	100	5.000	%(2)	12/20/22	4	4	8
Canadian Natural
Resources	Goldman Sachs	Sell	1.215%	USD	170	1.000	%(2)	06/20/24	(6)	4	(2)
Canadian Natural
Resources	Goldman Sachs	Sell	1.215%	USD	160	1.000	%(2)	06/20/24	(7)	5	(2)
Canadian Natural
Resources	BNP Paribas	Sell	1.309%	USD	170	1.000	%(2)	12/20/24	(6)	3	(3)
Canadian Natural
Resources	BNP Paribas	Sell	1.309%	USD	100	1.000	%(2)	12/20/24	(4)	2	(2)
Dell	JPMorgan Chase	Sell	1.885%	USD	250	1.000	%(2)	12/20/22	(15)	—	(15)
Fiat S. p. A.	BNP Paribas	Sell	1.645%	EUR	100	5.000	%(2)	12/20/22	17	3	20
Fiat S. p. A.	Goldman Sachs	Sell	1.645%	EUR	350	5.000	%(2)	12/20/22	41	29	70
Goodyear Tire &
Rubber Co.	Goldman Sachs	Sell	1.556%	USD	300	5.000	%(2)	12/20/22	54	(3)	51
International Lease
Finance Co.	Citigroup	Sell	1.190%	USD	900	5.000	%(2)	12/20/24	219	6	225
Intesa Sanpaolo	Citigroup	Sell	0.637%	EUR	285	1.000	%(2)	06/20/22	4	2	6
Intesa Sanpaolo S. p. A. Citigroup		Sell	0.637%	EUR	135	1.000	%(2)	06/20/22	1	2	3
JCPenny Co.	Goldman Sachs	Sell	13.264%	USD	250	5.000	%(2)	12/20/22	(24)	(39)	(63)
L Brands, Inc.	Goldman Sachs	Sell	2.884%	USD	225	1.000	%(2)	06/20/24	(24)	—	(24)
L Brands, Inc.	Goldman Sachs	Sell	2.884%	USD	150	1.000	%(2)	06/20/24	(16)	—	(16)
NRG Energy	Goldman Sachs	Sell	2.026%	USD	270	5.000	%(2)	12/20/22	29	10	39
NRG Energy, Inc.	Goldman Sachs	Sell	2.026%	USD	250	5.000	%(2)	12/20/22	27	10	37
Telecom Italia SPA	Goldman Sachs	Sell	0.250%	EUR	300	1.000	%(2)	06/20/19	1	4	5
UniCredit	Citigroup	Sell	0.644%	EUR	285	1.000	%(2)	06/20/22	3	3	6
UniCredit S. p. A.	Citigroup	Sell	0.644%	EUR	140	1.000	%(2)	06/20/22	1	2	3
UPC Holding B. V.	Goldman Sachs	Sell	1.583%	EUR	41	5.000	%(2)	12/20/22	9	(1)	8
Weatherford
International Ltd.	Goldman Sachs	Sell	6.214%	USD	100	1.000	%(2)	12/20/22	(20)	(1)	(21)
Weatherford
International Ltd.	Morgan Stanley	Sell	6.214%	USD	75	1.000	%(2)	12/20/22	(16)	—	(16)
Total Open Corporate Issues Contracts									615	136	751

See accompanying notes which are an integral part of the financial statements.

892 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Credit Default Swap Contracts
Amounts in thousands
						Fund
			Implied			(Pays)/				Premiums		Unrealized
		Purchase/Sell	Credit	Notional		Receives		Termination		Paid/(Received)	Appreciation(Depreciation)		Fair Value
Reference Entity	Counterparty	Protection	Spread	Amount	Fixed Rate			Date		$		$	$
Credit Indices
CDX Emerging
Markets Index	Morgan Stanley	Sell		USD	32,000	1.000	%(2)	12/20/22	(1,322)			247	(1,075)
CDX Investment
Grade Index	Bank of America	Sell		USD	136,000	1.000	%(2)	12/20/22	2,859			391	3,250
CDX NA High Yield
Index	Bank of America	Purchase		USD	28,500	(5.000%)(2)		12/20/22	(2,102)			(387)	(2,489)
CDX NA High Yield
Index	JPMorgan Chase	Purchase		USD	600	(5.000%)(2)		12/20/22		(48)		(4)	(52)
CDX NA High Yield
Index	Morgan Stanley	Sell		USD	85,000	5.000	%(2)	12/20/22	6,307			1,116	7,423
CDX NA Investment
Grade Index	Bank of America	Sell		USD	28,000	1.000	%(2)	12/20/22		589		80	669
CMBX NA Index	Credit Suisse	Sell		USD	4,477	3.000	%(2)	05/11/63		(725)		(21)	(746)
CMBX NA Index	Deutsche Bank	Sell		USD	4,479	3.000	%(2)	05/11/63		(757)		9	(748)
CMBX NA Index	Goldman Sachs	Sell		USD	4,500	3.000	%(2)	05/11/63		(730)		(20)	(750)
CMBX NA Index	JPMorgan Chase	Sell		USD	4,500	3.000	%(2)	05/11/63		(727)		(23)	(750)
CMBX NA Index	JPMorgan Chase	Sell		USD	4,477	3.000	%(2)	05/11/63		(724)		(22)	(746)
Total Open Credit Indices Contracts									2,620			1,366	3,986
Total Open Credit Default Swap Contracts (å)									3,235			1,502	4,737

Consolidated Presentation of Portfolio Holdings
Amounts in thousands
Fair Value

								Practical
Portfolio Summary		Level 1		Level 2		Level 3		Expedient (a)			Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities			$—	$1,812		$841			$—		$2,653		0.2
Corporate Bonds and Notes			—	44,337				—	—		44,337		2.6
Financial Services			—	1,126				—	—		1,126		0.1
International Debt			—	37,971				—	—		37,971		2.3
Loan Agreements			—	115,038				—	—		115,038		6.9
Mortgage-Backed Securities			—	209,597		5,361			—		214,958		12.9
Non-US Bonds			—	49,829				—	—		49,829		3.0
United States Government Treasuries			—	241				—	—		241		— *
Common Stocks
Consumer Discretionary			49,603	31,855				88	—		81,546		4.9
Consumer Staples			16,453	8,073				—	—		24,526		1.5
Energy			20,284	10,648				—	—		30,932		1.9
Financial Services			102,507	67,706				—	—		170,213		10.2
Health Care			25,781	8,732				—	—		34,513		2.1
Materials and Processing			19,624	21,214				—	—		40,838		2.4
Producer Durables			24,417	38,265		194			—		62,876		3.8
Technology			56,401	29,961				—	—		86,362		5.2

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 893

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Consolidated Presentation of Portfolio Holdings
Amounts in thousands
Fair Value

				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Utilities	42,055	15,332	—	—	57,387	3.4
Preferred Stocks	3,624	1,212	—	—	4,836	0.3
Options Purchased	9,478	159	—	—	9,637	0.6
Short-Term Investments	—	12,827	—	635,344	648,171	39.0
Total Investments	370,227	705,935	6,484	635,344	1,717,990	103.3
Other Assets and Liabilities, Net						(3.3)
						100.0
Other Financial Instruments
Assets
Futures Contracts	8,707	—	—	—	8,707	0.5
Foreign Currency Exchange Contracts	2	10,864	—	—	10,866	0.7
Interest Rate Swap Contracts	—	535	—	—	535	— *
Credit Default Swap Contracts	—	12,257	—	—	12,257	0.7
A
Liabilities
Futures Contracts	(12,488)	—	—	—	(12,488)	(0.8)
Options Written	—	(344)	—	—	(344)	(— *)
Foreign Currency Exchange Contracts	(8)	(9,574)	—	—	(9,582)	(0.6)
Interest Rate Swap Contracts	—	(398)	—	—	(398)	(— *)
Credit Default Swap Contracts	—	(7,520)	—	—	(7,520)	(0.5)

Total Other Financial Instruments**	$(3,787)	$5,820	$—	$—	$2,033

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Consolidated Schedule of Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2017, were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

894 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands
Fair Value
Country Exposure	$
Argentina	3,730
Australia	11,586
Austria	2,244
Belgium	912
Bermuda	2,433
Brazil	13,646
Canada	30,328
Cayman Islands	12,679
Chile	617
China	28,274
Colombia	3,164
Curacao	55
Denmark	4,148
Finland	2,285
France	27,027
Germany	12,994
Greece	1,020
Guernsey	850
Hong Kong	16,440
Hungary	2,260
Iceland	984
India	5,720
Indonesia	4,769
Ireland	4,508
Isle of Man	122
Israel	2,001
Italy	6,141
Japan	36,356
Jersey	1,549
Kazakhstan	295
Liechtenstein	138
Luxembourg	7,498
Malaysia	1,337
Marshall Islands	159
Mauritius	313
Mexico	6,062
Monaco	474
Netherlands	8,936
Norway	4,394
Panama	448
Peru	970
Poland	2,352
Portugal	186
Puerto Rico	365
Romania	1,218
Russia	13,291
Singapore	3,744
South Africa	6,147
South Korea	28,211
Spain	4,298
Sweden	3,814
Switzerland	6,146

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 895

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Schedule of Investments, continued — October 31, 2017

Amounts in thousands
Fair Value
Country Exposure	$
Taiwan	8,742
Thailand	4,213
Turkey	7,629
Ukraine	191
United Arab Emirates	903
United Kingdom	31,794
United States	1,322,446
Virgin Islands, British	2,434
Total Investments	1,717,990

See accompanying notes which are an integral part of the financial statements.

896 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Consolidated Statement of Assets and Liabilities - Assets
Investments, at fair value*	$9,250	$—	$—	$387
Unrealized appreciation on foreign currency exchange contracts	—	—	10,866	—
Variation margin on futures contracts**	7,666	—	—	1,041
Interest rate swap contracts, at fair value	—	—	—	535
Credit default swap contracts, at fair value	—	12,257	—	—
Total	$16,916	$12,257	$10,866	$1,963

Location: Consolidated Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$10,949	$—	$—	$1,539
Unrealized depreciation on foreign currency exchange contracts	—	—	9,582	—
Options written, at fair value	—	—	—	344
Interest rate swap contracts, at fair value	—	—	—	398
Credit default swap contracts, at fair value	—	7,520	—	—
Total	$10,949	$7,520	$9,582	$2,281
			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Consolidated Statement of Operations - Net realized gain (loss)
Investments***	$608	$—	$—	$(454)
Futures contracts	(4,514)	—	—	1,623
Options written	—	—	—	1,099
Total return swap contracts	—	—	—	2,824
Interest rate swap contracts	—	—	—	155
Credit default swap contracts	—	(105)	—	—
Foreign currency exchange contracts	—	—	(7,512)	—
Total	$(3,906)	$(105)	$(7,512)	$5,247

Location: Consolidated Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments****	$3,805	$—	$—	$(248)
Futures contracts	(3,283)	—	—	(498)
Options written	—	—	—	291
Interest rate swap contracts	—	—	—	147
Credit default swap contracts	—	1,502	—	—
Foreign currency exchange contracts	—	—	1,284	—
Total	$522	$1,502	$1,284	$(308)

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the Consolidated Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Consolidated Statement of Operations.
**** Includes net change in unrealized appreciation/depreciation on purchased options as reported in the Consolidated Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 897

Russell Investment Company
Multi-Asset Growth Strategy Fund
Consolidated Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross		Net Amounts
			Amounts			of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
	Location: Consolidated Statement of Assets and Liabilities		Recognized	Assets and	of Assets and
Description	- Assets		Assets	Liabilities		Liabilities
Options Purchased Contracts	Investments, at fair value		$9,637	$	— $	9,637
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		10,866		—	10,866
Futures Contracts	Variation margin on futures contracts		985		—	985
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value		535		—	535
Credit Default Swap Contracts	Credit default swap contracts, at fair value		12,257		—	12,257
Total Financial and Derivative Assets			34,280		—	34,280
Financial and Derivative Assets not subject to a netting agreement			(22,121)		—	(22,121)
Total Financial and Derivative Assets subject to a netting agreement			$12,159	$	— $	12,159

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative		Collateral
Counterparty		Liabilities	Instruments		Received^	Net Amount
Bank of America		$629	$264		$—	$365
Bank of Montreal		4,715	1,643		—	3,072
Barclays		50	—		50	—
BNP Paribas		110	5		—	105
Brown Brothers Harriman		569	53		—	516
Citigroup		1,467	479		230	758
Commonwealth Bank of Australia		69	69		—	—
Goldman Sachs		475	146		329	—
HSBC		996	569		31	396
JPMorgan Chase		540	355		—	185
Morgan Stanley		63	—		—	63
Royal Bank of Canada		916	639		—	277
Standard Chartered		2	—		—	2
State Street		1,517	1,350		16	151
Westpac		41	—		—	41
Total		$12,159	$5,572		$656	$5,931

See accompanying notes which are an integral part of the financial statements.

898 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund
Consolidated Balance Sheet Offsetting of Financial and Derivative Instruments,
continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross		Net Amounts
			Amounts		of Liabilities
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
	Location: Consolidated Statement of Assets and Liabilities		Recognized	Assets and	of Assets and
Description	- Liabilities		Liabilities	Liabilities		Liabilities
Futures Contracts	Variation margin on futures contracts		$1,843	$	— $	1,843
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts		9,582		—	9,582
Options Written Contracts	Options written, at fair value		344		—	344
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value		398		—	398
Credit Default Swap Contracts	Credit default swap contracts, at fair value		7,520		—	7,520
Total Financial and Derivative Liabilities			19,687		—	19,687
Financial and Derivative Liabilities not subject to a netting agreement			(5,872)		—	(5,872)
Total Financial and Derivative Liabilities subject to a netting agreement			$13,815	$	— $	13,815

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Liabilities
		Presented in
		the Statement	Financial and
		of Assets and	Derivative		Collateral
Counterparty		Liabilities	Instruments		Pledged^	Net Amount
Bank of America		$267	$264		$—	$3
Bank of Montreal		1,643	1,643		—	—
BNP Paribas		5	5		—	—
Brown Brothers Harriman		221	53		—	168
Citigroup		677	479		—	198
Commonwealth Bank of Australia		70	69		—	1
Credit Suisse		746	—		—	746
Deutsche Bank		748	—		—	748
Goldman Sachs		895	146		749	—
HSBC		569	569		—	—
JPMorgan Chase		1,872	355		157	1,360
Morgan Stanley		16	—		—	16
Royal Bank of Canada		807	639		—	168
State Street		5,279	1,350		—	3,929
Total		$13,815	$5,572		$906	$7,337

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 899

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Statement of Assets and Liabilities(†) — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$1,685,240
Investments, at fair value(>)	1,717,990
Cash	8,186
Cash (restricted)(a)(b)(c)(d)	48,109
Foreign currency holdings(^)	1,438
Unrealized appreciation on foreign currency exchange contracts	10,866
Receivables:
Dividends and interest	5,005
Dividends from affiliated funds	587
Investments sold	83,567
Fund shares sold	2,775
Variation margin on futures contracts	985
Prepaid expenses	3
Interest rate swap contracts, at fair value(•)	535
Credit default swap contracts, at fair value(+)	12,257
Total assets	1,892,303

Liabilities
Payables:
Due to broker (e)(f)(g)	9,618
Investments purchased	197,001
Fund shares redeemed	884
Accrued fees to affiliates	1,059
Other accrued expenses	111
Variation margin on futures contracts	1,843
Deferred capital gains tax liability	65
Unrealized depreciation on foreign currency exchange contracts	9,582
Options written, at fair value(x)	344
Interest rate swap contracts, at fair value(•)	398
Credit default swap contracts, at fair value(+)	7,520
Total liabilities	228,425

Net Assets	$1,663,878

(†)     The Statement of Assets and Liabilities is consolidated and includes the balances of Cayman Multi-Asset Growth Strategy Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

900 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Statement of Assets and Liabilities(†), continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,282
Accumulated net realized gain (loss)	1,815
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	32,685
Futures contracts	(3,781)
Options written	291
Foreign currency exchange contracts	1,284
Interest rate swap contracts	147
Credit default swap contracts	1,502
Foreign currency-related transactions	80
Shares of beneficial interest	1,574
Additional paid-in capital	1,626,999
Net Assets	$1,663,878

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.59
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$11.00
Class A — Net assets	$641,190
Class A — Shares outstanding ($. 01 par value)	60,552
Net asset value per share: Class C(#)	$10.58
Class C — Net assets	$100,990
Class C — Shares outstanding ($. 01 par value)	9,542
Net asset value per share: Class M(#)	$10.57
Class M — Net assets	$43,713,061
Class M — Shares outstanding ($. 01 par value)	4,133,689
Net asset value per share: Class S(#)	$10.57
Class S — Net assets	$ 1,572,828,741
Class S — Shares outstanding ($. 01 par value)	148,777,412
Net asset value per share: Class Y(#)	$10.58
Class Y — Net assets	$46,593,927
Class Y — Shares outstanding ($. 01 par value)	4,404,818
Amounts in thousands
(^) Foreign currency holdings - cost	$1,345
(x) Premiums received on options written	$635
(+) Credit default swap contracts - premiums paid (received)	$3,235
(•) Interest rate swap contracts - premiums paid (received)	$(10)
(>) Investments in affiliates, U. S. Cash Management Fund	$635,343

(a) Cash Collateral for Futures	$33,188
(b) Cash Collateral for Swaps	$14,802
(c) Cash Collateral for Forwards	$40
(d) Cash Collateral for Options	$79
(e) Due to Broker for Futures	$469
(f) Due to Broker for Swaps	$8,969
(g) Due to Broker for Forwards	$180
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(†) The Statement of Assets and Liabilities is consolidated and includes the balances of Cayman Multi-Asset Growth Strategy Fund Ltd. (wholly owned subsidiary) . Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 901

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Statement of Operations(†) — For the Period Ended October 31, 2017(1)

Amounts in thousands
Investment Income
Dividends	$4,303
Dividends from affiliated funds	1,582
Interest	5,834
Total investment income	11,719

Expenses
Advisory fees	4,050
Administrative fees	229
Custodian fees	402
Distribution fees - Class A	—**
Distribution fees - Class C	—**
Transfer agent fees - Class A	—**
Transfer agent fees - Class C	—**
Transfer agent fees - Class M	12
Transfer agent fees - Class S	910
Transfer agent fees - Class Y	—**
Professional fees	148
Registration fees	68
Shareholder servicing fees - Class C	—**
Trustees’ fees	14
Printing fees	47
Offering fees	122
Miscellaneous	28
Expenses before reductions	6,030
Expense reductions	(1,324)
Net expenses	4,706
Net investment income (loss)	7,013

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	4,765
Investments in affiliated funds	(27)
Futures contracts	(2,891)
Options written	1,099
Foreign currency exchange contracts	(7,512)
Total return swap contracts	2,824
Interest rate swap contracts	155
Credit default swap contracts	(105)
Foreign currency-related transactions	1,075
Net realized gain (loss)	(617)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	32,685
Investments in affiliated funds	—**
Futures contracts	(3,781)
Options written	291
Foreign currency exchange contracts	1,284
Interest rate swap contracts	147
Credit default swap contracts	1,502
Foreign currency-related transactions	80
Net change in unrealized appreciation (depreciation)	32,208
Net realized and unrealized gain (loss)	31,591

See accompanying notes which are an integral part of the financial statements.

902 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Statement of Operations(†) — For the Period Ended October 31, 2017(1)

Amounts in thousands
Net Increase (Decrease) in Net Assets from Operations	$38,604

** Less than $500.
(1) For the period March 8, 2017 (commencement of operations) to October 31, 2017.
(†) The Statement of Operations is consolidated and includes the balances of Cayman Multi-Asset Growth Strategy Fund Ltd. (wholly owned subsidiary) . Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 903

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Statement of Changes in Net Assets(†)

For the Periods Ended (1)
Amounts in thousands	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,013
Net realized gain (loss)	(617)
Net change in unrealized appreciation (depreciation)	32,208
Net increase (decrease) in net assets from operations	38,604

Distributions
From net investment income
Class M	(91)
Class S	(3,109)
Class Y	(100)
Net decrease in net assets from distributions	(3,300)

Share Transactions*
Net increase (decrease) in net assets from share transactions	1,628,574
Total Net Increase (Decrease) in Net Assets	1,663,878

Net Assets
Beginning of period	—
End of period	$1,663,878
Undistributed (overdistributed) net investment income included in net assets	$1,282

(1)     For the period March 8, 2017 (commencement of operations) to October 31, 2017.
(†)    The Statement of Changes in Net Assets is consolidated and includes the balances of Cayman Multi-Asset Growth Strategy Fund
Ltd.  (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

904 Multi-Asset Growth Strategy Fund

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Statement of Changes in Net Assets(†), continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 were as follows:
	2017
	Shares	Dollars

Class A(4)
Proceeds from shares sold	61	$637
Net increase (decrease)	61	637
Class C(4)
Proceeds from shares sold	9	100
Net increase (decrease)	9	100
Class M(2)
Proceeds from shares sold	4,226	44,163
Proceeds from reinvestment of distributions	9	91
Payments for shares redeemed	(101)	(1,056)
Net increase (decrease)	4,134	43,198
Class S(1)
Proceeds from shares sold	158,583	1,640,447
Proceeds from reinvestment of distributions	296	3,106
Payments for shares redeemed	(10,102)	(105,043)
Net increase (decrease)	148,777	1,538,510
Class Y(3)
Proceeds from shares sold	4,398	46,059
Proceeds from reinvestment of distributions	10	100
Payments for shares redeemed	(3)	(30)
Net increase (decrease)	4,405	46,129
Total increase (decrease)	157,386	$1,628,574

(1)     For the period March 8, 2017 (commencement of operations) to October 31, 2017.
(2)     For the period March 17, 2017 (commencement of operations) to October 31, 2017.
(3)     For the period August 31, 2017 (commencement of operations) to October 31, 2017.
(4)     For the period September 29, 2017 (commencement of operations) to October 31, 2017.

(†)     The Statement of Changes in Net Assets is consolidated and includes the balances of Cayman Multi-Asset Growth Strategy Fund
          Ltd.  (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
          Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 905

Russell Investment Company
Multi-Asset Growth Strategy Fund

Consolidated Financial Highlights — For the Periods Ended(†)

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2017(12)	10.48	. 02	. 09	. 11	—	—

Class C
October 31, 2017(12)	10.48	. 01	. 09	. 10	—	—

Class M
October 31, 2017(9)	10.08	. 12	. 39	. 51	(. 02)	(. 02)

Class S
October 31, 2017(8)	10.00	. 10	. 49	. 59	(. 02)	(. 02)

Class Y
October 31, 2017(11)	10.44	. 04	. 12	. 16	(. 02)	(. 02)

See accompanying notes which are an integral part of the financial statements.

906 Multi-Asset Growth Strategy Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)
10.59	1.05	641	1.55	1.17	1.87	85
10.58	. 95	101	2.34	1.96	. 44	85
10.57	5.11	43,713	1.35	. 91	1.80	85
10.57	5.93	1,572,829	1.29	1.01	1.49	85
10.58	1.56	46,594	1.09	. 73	1.97	85

See accompanying notes which are an integral part of the financial statements.

Multi-Asset Growth Strategy Fund 907

Russell Investment Company
Multi-Asset Growth Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$717,080
Administration fees	67,251
Distribution fees	139
Shareholder servicing fees	23
Transfer agent fees	268,324
Trustee fees	6,279
$1,059,096

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,					Change in
	Beginning of		Realized Gain			Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)		Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$ —	$ 2,992,436	$ 2,357,066	$ (27	) $	—	$ 635,343	$1,582	$—
	$ —	$ 2,992,436	$ 2,357,066	$ (27	) $	—	$ 635,343	$1,582	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$1,702,585,310
Unrealized Appreciation	$27,945,577
Unrealized Depreciation	(10,453,278)
Net Unrealized Appreciation (Depreciation)	$17,492,299
Undistributed Ordinary Income	$13,032,751
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$1,478,349
Tax Composition of Distributions
Ordinary Income	$3,299,563

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(2,431)
Accumulated net realized gain (loss)	2,432
Additional paid-in capital	(1)

See accompanying notes which are an integral part of the financial statements.

908 Multi-Asset Growth Strategy Fund

Russell Investment Company
Strategic Call Overwriting Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Strategic Call Overwriting Fund - Class S			CBOE S&P 500® BuyWrite Index**
	Total			Total
	Return			Return
1 Year	16.69%		1 Year	13.26%
5 Years	7.40	%§	5 Years	7.93	%§
Inception*	7.23	%§	Inception*	7.54	%§

			S&P 500® Index***
				Total
				Return
			1 Year	23.63%
			5 Years	15.18	%§
			Inception*	14.71	%§

Strategic Call Overwriting Fund 909

Russell Investment Company
Strategic Call Overwriting Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

Russell Investment Management, LLC (“RIM”) provides all	options once per month. The Fund seeks a smoother overwriting
investment advisory and portfolio management services for	profile through a more diversified option tenor selection relative
the Strategic Call Overwriting Fund (the “Fund”), including	to the benchmark and is designed to adapt to market and volatility
developing the investment program for the Fund and managing	moves relative to a static, monthly option buy write approach.
the Fund’s overall exposures.	Because of this, the Fund takes directional views based on

What is the Fund’s investment objective?	momentum and statistically overbought or oversold conditions.
The Fund does so by utilizing weekly, bi-weekly and monthly
The Fund seeks to provide total return with lower volatility than	options that are slightly in-the-money to slightly out-of-the-
U. S. equity markets.	money.
How did the Fund perform relative to its benchmark for the	During the fiscal year, the Fund took option positions which
fiscal year ended October 31, 2017?	often allowed for more upside than the benchmark due to their
For the fiscal year ended October 31, 2017, the Fund’s Class	higher strike prices. Occasional defensive positions (which
S Shares gained 16.69%. This is compared to the Fund’s	are characterized as options with lower strike prices than the
benchmark, the CBOE S&P 500® BuyWrite Index, which gained	benchmark) indicated by the Fund’s quantitative model were
13.26% during the same period. The Fund’s performance includes	short lived. Due to the majority of the option positions having
operating expenses, whereas index returns are unmanaged and	higher strike prices (initiated as out-of-the-money options)
do not include expenses of any kind. For Share Classes with	the Fund maintained a larger equity market exposure than the
inception dates after November 1, 2016, annual returns reflect the	benchmark. The U. S. equity market rose in a consistent manner
returns of other Share Classes of the Fund for the period prior to	with very few drawdowns over the period; thus, despite the lower
inception. Please refer to the footnotes at the end of the Portfolio	premium received on the out-of-the-money options, the Fund was
Management Discussion and Analysis, as applicable.	able to outperform its benchmark (which writes only at-the-money
For the fiscal year ended October 31, 2017, the Morningstar®	options once a month) due to its greater ability to participate in
Options-based Category, a group of funds that Morningstar	U. S. equity market gains. These factors contributed to the Fund
considers to have investment strategies similar to those of the	outperforming its benchmark during the fiscal year.
Fund, gained 8.81%. This result serves as a peer comparison and	Describe any changes to the Fund’s structure.
is expressed net of operating expenses.	There were no changes to the Fund’s structure during the fiscal
How did the market conditions described in the Market	year.
Summary report affect the Fund’s performance?	The views expressed in this report reflect those of the
The Fund’s call overwriting program seeks to benefit from	portfolio managers only through the end of the period
mispricings based upon the market’s anticipated volatility and	covered by the report. These views do not necessarily
actual realized volatility. Despite the low absolute level of both of	represent the views of RIM, or any other person in RIM or
these measures, the Fund benefited due to the market consistently	any other affiliated organization. These views are subject to
over estimating future volatility throughout the year.	change at any time based upon market conditions or other
How did the investment strategies and techniques employed	events, and RIM disclaims any responsibility to update the
by the Fund and its money managers affect its benchmark-	views contained herein. These views should not be relied on
relative performance?	as investment advice and, because investment decisions for
The Fund seeks to be less time and path dependent relative to the	a Russell Investment Company (“RIC”) Fund are based on
buy write approach of the Fund’s benchmark, which only trades	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

910 Strategic Call Overwriting Fund

Russell Investment Company
Strategic Call Overwriting Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on August 15, 2012.

** CBOE S&P 500® BuyWrite Index is a passive total return index based on (1) buying an S&P® stock index portfolio, and (2) “writing” (or selling) the near-term
S&P 500 Index “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

*** The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The index is structured to approximate the general distribution of industries in the U.S.
economy.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Strategic Call Overwriting Fund 911

Russell Investment Company
Strategic Call Overwriting Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help you			Performance (5%
understand your ongoing costs (in dollars) of investing in the fund		Actual	return before
and to compare these costs with the ongoing costs of investing in	Class S	Performance	expenses)
Beginning Account Value
other mutual funds. The Example is based on an investment of	May 1, 2017	$1,000.00	$1,000.00
$1,000 invested at the beginning of the period and held for the	Ending Account Value
entire period indicated, which for this Fund is from May 1, 2017	October 31, 2017	$1,069.90	$1,020.32
to October 31, 2017.	Expenses Paid During Period*	$5.06	$4.94

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period) . May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

912 Strategic Call Overwriting Fund

Russell Investment Company
Strategic Call Overwriting Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 96.1%			Urban Outfitters, Inc. (Æ)	2,305	57
Consumer Discretionary - 13.3%			Vista Outdoor, Inc. (Æ)	4,298	90
Advance Auto Parts, Inc.	343	28	Wal-Mart Stores, Inc. (ì)	8,670	757
Amazon. com, Inc. (Æ) (ì)	1,715	1,896	Walt Disney Co. (The) (ì)	7,763	759
AMC Networks, Inc. Class A(Æ)	208	11	Whirlpool Corp.	556	91
AutoNation, Inc. (Æ)	793	38	Williams-Sonoma, Inc.	266	14
Best Buy Co. , Inc.	2,196	123	Wyndham Worldwide Corp.	1,531	164
CarMax, Inc. (Æ)	2,143	161	Wynn Resorts, Ltd.	346	51
Comcast Corp. Class A(ì)	27,732	999
Costco Wholesale Corp.	2,784	448			13,342
Dick's Sporting Goods, Inc.	336	8
Dillard's, Inc. Class A	3,098	157	Consumer Staples - 6.1%
Dollar General Corp.	2,083	168	Altria Group, Inc.(ì)	13,411	861
DR Horton, Inc.	2,712	120	Bunge, Ltd.	647	45
eBay, Inc. (Æ)	5,552	209	Campbell Soup Co.	2,795	132
Expedia, Inc.	525	65	Coca-Cola Co. (The)(ì)	16,883	776
Fitbit, Inc. Class A(Æ)	11,794	72	Colgate-Palmolive Co.	3,866	272
Ford Motor Co.	21,357	262	Constellation Brands, Inc. Class A	748	164
Fortune Brands Home & Security, Inc.	621	41	CVS Health Corp.	6,712	460
GameStop Corp. Class A	6,563	123	Herbalife, Ltd. (Æ)	359	26
Gap, Inc. (The)	3,571	93	Hormel Foods Corp.	4,652	145
Gentex Corp.	3,254	63	Kimberly-Clark Corp.	2,584	291
Goodyear Tire & Rubber Co. (The)	2,724	83	Kraft Heinz Co. (The)	3,305	256
Graham Holdings Co. Class B	55	31	Molson Coors Brewing Co. Class B	1,487	120
H&R Block, Inc.	2,631	65	Mondelez International, Inc. Class A	9,898	410
Harley-Davidson, Inc.	968	46	Nu Skin Enterprises, Inc. Class A	284	18
Hasbro, Inc.	1,340	124	PepsiCo, Inc.(ì)	8,615	950
Home Depot, Inc. (The)(ì)	8,279	1,372	Procter & Gamble Co. (The)(ì)	11,638	1,005
Interpublic Group of Cos. , Inc. (The)	1,780	34	Safeway, Inc. (Å)(Æ)(Š)	4,648	2
Kohl's Corp.	1,853	77	Sprouts Farmers Market, Inc. (Æ)	2,538	47
Lear Corp.	1,030	181	Tyson Foods, Inc. Class A	2,568	187
Leggett & Platt, Inc.	680	32			6,167
Lennar Corp. Class A	954	53
Liberty Interactive Corp. Class A(Æ)	1,594	36	Energy - 5.1%
Macy's, Inc.	1,319	25	Anadarko Petroleum Corp.	3,294	163
Madison Square Garden Co. (The) Class A(Æ)	107	24	Andeavor(Æ)	1,113	118
McDonald's Corp.	5,682	948	Apache Corp.	2,959	122
Michael Kors Holdings, Ltd. (Æ)	852	42	Chesapeake Energy Corp. (Æ)	4,080	16
Murphy USA, Inc. (Æ)	1,379	103	Chevron Corp.(ì)	9,365	1,085
Netflix, Inc. (Æ)	1,867	367	ConocoPhillips	8,741	447
Newell Rubbermaid, Inc.	1,942	79	EQT Corp.	2,257	141
News Corp. Class A	2,507	34	Exxon Mobil Corp.(ì)	19,040	1,587
Nike, Inc. Class B	8,514	468	First Solar, Inc. (Æ)	501	28
Penske Automotive Group, Inc.	414	19	Halliburton Co.	4,069	174
PulteGroup, Inc.	2,943	89	Helmerich & Payne, Inc.	1,227	67
PVH Corp.	797	101	HollyFrontier Corp.	948	35
Sally Beauty Holdings, Inc. (Æ)	936	16	Noble Corp. PLC(Æ)	1,228	5
Scripps Networks Interactive, Inc. Class A	597	50	Occidental Petroleum Corp.	4,488	290
Signet Jewelers, Ltd.	633	42	Rowan Cos. PLC Class A(Æ)	5,590	80
Skechers U. S. A. , Inc. Class A(Æ)	972	31	Schlumberger, Ltd. (ì)	6,051	387
Starbucks Corp.	7,452	409	SM Energy Co.	785	17
TEGNA, Inc.	1,865	23	Southwestern Energy Co. (Æ)	2,804	16
Thor Industries, Inc.	389	53	Transocean, Ltd. (Æ)	5,725	60
Tiffany & Co.	1,156	108	Valero Energy Corp.	1,969	155
Time Warner, Inc.	4,934	485	Williams Cos. , Inc. (The)	3,549	101
TJX Cos. , Inc.	4,732	330
TripAdvisor, Inc. (Æ)	769	29			5,094
Twenty-First Century Fox, Inc. Class A	10,120	265

See accompanying notes which are an integral part of the financial statements.

Strategic Call Overwriting Fund 913

Russell Investment Company
Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Financial Services - 20.0%			Raymond James Financial, Inc.	1,908	162
Affiliated Managers Group, Inc.	867	162	Realty Income Corp. (ö)	1,064	57
Alliance Data Systems Corp.	375	84	RenaissanceRe Holdings, Ltd.	1,137	157
Ally Financial, Inc.	1,926	50	Santander Consumer USA Holdings, Inc. (Æ)	6,113	102
American Express Co.(ì)	6,880	657	SBA Communications Corp. (Æ)(ö)	1,097	172
American International Group, Inc.	8,619	557	SEI Investments Co.	2,715	175
American National Insurance Co.	2,617	319	Simon Property Group, Inc. (ö)	2,224	345
American Tower Corp. (ö)	1,802	259	SL Green Realty Corp. (ö)	803	77
Apartment Investment & Management Co.			TD Ameritrade Holding Corp.	4,432	222
Class A(ö)	2,311	102	Torchmark Corp.	2,397	202
Artisan Partners Asset Management, Inc.			Total System Services, Inc.	2,598	187
Class A	1,434	49	Two Harbors Investment Corp. (ö)	7,585	74
Assurant, Inc.	1,255	126	Unum Group	5,074	264
Assured Guaranty, Ltd.	8,285	307	US Bancorp	9,816	534
Bank of America Corp.(ì)	47,474	1,300	Visa, Inc. Class A(ì)	8,122	893
Berkshire Hathaway, Inc. Class B(Æ) (ì)	8,259	1,544	Weingarten Realty Investors(ö)	1,406	43
Brighthouse Financial, Inc. (Æ)	563	35	Wells Fargo & Co. (ì)	25,452	1,429
Cboe Global Markets, Inc.	703	80	Weyerhaeuser Co. (ö)	3,853	138
CBRE Group, Inc. Class A(Æ)	2,909	114	White Mountains Insurance Group, Ltd.	79	70
Chimera Investment Corp. (ö)	445	8	WR Berkley Corp.	1,829	125
Cincinnati Financial Corp.	3,142	221	XL Group, Ltd.	3,586	145
Citigroup, Inc.(ì)	12,560	923	Zions Bancorporation	4,152	193
Comerica, Inc.	912	72			20,053
CoreCivic, Inc. (Æ)	2,201	54
Credit Acceptance Corp. (Æ)	340	98	Health Care - 12.0%
Crown Castle International Corp. (ö)	1,569	168	Abbott Laboratories(ì)	7,702	418
DDR Corp. (ö)	3,346	26	AbbVie, Inc. (ì)	7,068	638
Duke Realty Corp. (ö)	4,212	120	Acadia Healthcare Co. , Inc. (Æ)	954	30
E*Trade Financial Corp. (Æ)	4,055	177	Aetna, Inc.	2,474	421
Eaton Vance Corp.	3,867	195	Allscripts Healthcare Solutions, Inc. (Æ)	7,529	101
Equifax, Inc.	652	71	Amgen, Inc.(ì)	3,207	562
Federal Realty Investment Trust(ö)	676	81	Baxter International, Inc.	3,771	243
Federated Investors, Inc. Class B	2,001	62	Biogen, Inc. (Æ)	946	295
Fidelity National Information Services, Inc.	1,695	157	Bioverativ, Inc. (Æ)	616	35
First Hawaiian, Inc.	4,166	122	Bristol-Myers Squibb Co.	8,156	503
FNF Group	4,299	161	Bruker Corp.	746	23
Goldman Sachs Group, Inc. (The)	2,470	599	Centene Corp. (Æ)	723	68
Huntington Bancshares, Inc.	11,657	161	Cigna Corp.	1,117	220
Intercontinental Exchange, Inc.	2,570	170	Dentsply Sirona, Inc.	2,613	159
JPMorgan Chase & Co.(ì)	17,526	1,763	DexCom, Inc. (Æ)	534	24
Kilroy Realty Corp. (ö)	1,430	102	Eli Lilly & Co.	5,710	468
Lamar Advertising Co. Class A(ö)	451	32	Envision Healthcare Corp. (Æ)	350	15
Legg Mason, Inc.	2,165	83	Express Scripts Holding Co. (Æ)	4,536	278
Leucadia National Corp.	2,584	65	Gilead Sciences, Inc.(ì)	5,828	437
Lincoln National Corp.	2,048	155	HCA Healthcare, Inc. (Æ)	1,896	143
Macerich Co. (The)(ö)	665	36	Henry Schein, Inc. (Æ)	2,580	203
MarketAxess Holdings, Inc.	102	18	Hill-Rom Holdings, Inc.	428	34
MasterCard, Inc. Class A	6,458	961	Humana, Inc.	649	166
MetLife, Inc.	6,203	332	IDEXX Laboratories, Inc. (Æ)	1,224	203
Morningstar, Inc.	801	68
Nasdaq, Inc.	2,333	170	Johnson & Johnson(ì)	11,833	1,650
Navient Corp.	7,908	99	LifePoint Health, Inc. (Æ)	2,436	117
Old Republic International Corp.	1,160	24	Mallinckrodt PLC(Æ)	560	18
OneMain Holdings, Inc. (Æ)	486	15	MEDNAX, Inc. (Æ)	494	22
PayPal Holdings, Inc. (Æ)	5,552	403	Medtronic PLC	7,884	635
People's United Financial, Inc.	6,598	123	Merck & Co. , Inc.(ì)	13,645	752
Popular, Inc.	7,334	269	Patterson Cos. , Inc.	1,312	48
Public Storage(ö)	857	178	PerkinElmer, Inc.	2,078	150

See accompanying notes which are an integral part of the financial statements.

914 Strategic Call Overwriting Fund

Russell Investment Company
Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Pfizer, Inc.(ì)	26,393	925	Flowserve Corp.	2,221	98
Premier, Inc. Class A(Æ)	1,649	54	General Electric Co.(ì)	38,476	776
Regeneron Pharmaceuticals, Inc. (Æ)	412	166	Honeywell International, Inc.	3,831	552
ResMed, Inc.	905	76	IDEX Corp.	1,808	232
United Therapeutics Corp. (Æ)	369	44	Jacobs Engineering Group, Inc.	2,018	117
UnitedHealth Group, Inc.(ì)	6,346	1,334	JetBlue Airways Corp. (Æ)	2,678	51
Universal Health Services, Inc. Class B	390	40	KBR, Inc.	10,626	209
Varex Imaging Corp. (Æ)	514	18	Kirby Corp. (Æ)	352	25
Varian Medical Systems, Inc. (Æ)	1,286	134	L3 Technologies, Inc.	1,344	252
WellCare Health Plans, Inc. (Æ)	586	116	LSC Communications, Inc.	4,111	67
		11,986	Mettler-Toledo International, Inc. (Æ)	372	254
			Orbital ATK, Inc.	737	98
Materials and Processing - 3.7%			Oshkosh Corp.	1,097	100
Albemarle Corp.	1,165	164	Pitney Bowes, Inc.	2,023	28
Ball Corp. (Æ)	2,894	124	Quanta Services, Inc. (Æ)	3,211	121
Bemis Co. , Inc.	1,486	67	Robert Half International, Inc.	1,651	85
Cabot Corp.	555	34	Rockwell Collins, Inc.	1,531	208
Domtar Corp.	3,921	186	Ryder System, Inc.	494	40
DowDuPont, Inc.	13,501	976	Snap-on, Inc.	769	121
FMC Corp.	1,114	103	Southwest Airlines Co.	2,791	150
Freeport-McMoRan, Inc. (Æ)	6,395	89	Spirit Airlines, Inc. (Æ)	2,505	93
Huntsman Corp.	1,323	42	Square, Inc. Class A(Æ)	1,552	58
International Flavors & Fragrances, Inc.	520	77	Stericycle, Inc. (Æ)	773	55
Masco Corp.	3,011	120	Terex Corp.	1,361	64
Monsanto Co.	3,444	417	Textron, Inc.	2,068	109
Newmont Mining Corp.	2,293	83	TransDigm Group, Inc.	332	92
Owens Corning	3,565	295	Trimble Navigation, Ltd. (Æ)	1,732	71
Owens-Illinois, Inc. (Æ)	1,379	33	Trinity Industries, Inc.	6,581	214
Packaging Corp. of America	995	116	Union Pacific Corp.(ì)	6,272	726
Platform Specialty Products Corp. (Æ)	1,793	19	United Continental Holdings, Inc. (Æ)	1,529	89
Praxair, Inc.	1,988	291	United Parcel Service, Inc. Class B	5,059	595
Reliance Steel & Aluminum Co.	589	45	United Technologies Corp.	5,341	640
Royal Gold, Inc.	1,227	103	Waters Corp. (Æ)	1,344	263
Sealed Air Corp.	2,145	95	WESCO International, Inc. (Æ)	1,491	94
USG Corp. (Æ)	1,916	66	Xylem, Inc.	2,411	160
Vulcan Materials Co.	817	100			11,343
WestRock Co.	1,507	92
		3,737	Technology - 20.1%
			Akamai Technologies, Inc. (Æ)	1,200	63
Producer Durables - 11.3%			Alphabet, Inc. Class A(Æ) (ì)	1,288	1,330
3M Co. (ì)	4,270	983	Alphabet, Inc. Class C(Æ) (ì)	1,305	1,327
Accenture PLC Class A	3,500	498	Analog Devices, Inc.	991	90
AECOM(Æ)	197	7	Ansys, Inc. (Æ)	309	42
AGCO Corp.	898	62	Apple, Inc.(ì)	23,192	3,920
Air Lease Corp. Class A	479	21	Avnet, Inc.	1,478	59
Allison Transmission Holdings, Inc. Class A	500	21	Black Knight, Inc. (Æ)	1,318	60
Ametek, Inc.	1,190	80	Broadcom, Ltd.	1,728	456
Avery Dennison Corp.	1,187	126	Brocade Communications Systems, Inc.	1,329	15
Boeing Co. (The)(ì)	4,507	1,163	Cadence Design Systems, Inc. (Æ)	4,432	191
Booz Allen Hamilton Holding Corp. Class A	1,211	46	Cars. com, Inc. (Æ)	621	15
Caterpillar, Inc.	4,132	561	Cisco Systems, Inc.(ì)	26,614	909
Chicago Bridge & Iron Co.	2,045	29	CSRA, Inc.	949	30
Cintas Corp.	713	106	Dolby Laboratories, Inc. Class A	2,834	164
Copa Holdings, SA Class A	729	90	DXC Technology Co.	1,788	164
Delta Air Lines, Inc.	3,588	180	EchoStar Corp. Class A(Æ)	2,962	166
Emerson Electric Co.	5,760	371	Electronic Arts, Inc. (Æ)	3,031	362
Flir Systems, Inc.	1,971	92	Facebook, Inc. Class A(Æ) (ì)	10,181	1,833

See accompanying notes which are an integral part of the financial statements.

Strategic Call Overwriting Fund 915

Russell Investment Company
Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair				Principal			Fair
	Amount ($) or	Value				Amount ($) or			Value
	Shares	$				Shares			$
Harris Corp.	882	123			Goldman Sachs Dec 2017 16.00 Call	USD	106	(ÿ)	5
Hewlett Packard Enterprise Co.	9,771	136		(66)
					Goldman Sachs Dec 2017 17.00 Call
HP, Inc. (Æ)	9,771	211				USD	168	(ÿ)	7
Inovalon Holdings, Inc. Class A(Æ)	6,491	109		(99)	Goldman Sachs Dec 2017 20.00 Call
Intel Corp.(ì)	20,612	938		(198)		USD	396	(ÿ)	9
International Business Machines Corp.(ì)	3,758	579			Goldman Sachs Jan 2018 16.00 Call	USD	158	(ÿ)	13
Lam Research Corp.	1,621	338		(99)	Goldman Sachs Jan 2018 17.00 Call
Leidos Holdings, Inc.	900	56				USD	112	(ÿ)	7
Liberty Interactive Corp. (Æ)	135	8		(66)	Goldman Sachs Jan 2018 22.00 Call
Marvell Technology Group, Ltd.	1,954	36		(198)		USD	436	(ÿ)	13
Maxim Integrated Products, Inc.	1,820	96			Goldman Sachs Feb 2018 18.00 Call	USD	119	(ÿ)	9
Micro Focus International PLC - ADR(Æ)	1,341	47		(66)
					Goldman Sachs Feb 2018 22.00 Call
Microchip Technology, Inc.	2,564	243		(198)		USD	436	(ÿ)	17
Micron Technology, Inc. (Æ)	7,807	346			Goldman Sachs Nov 2017 14.00 Put
Microsoft Corp.(ì)	33,818	2,813		(231)		USD	323	(ÿ)	72
NVIDIA Corp.	2,344	485			Goldman Sachs Nov 2017 17.00 Put	USD	337	(ÿ)	118
Oracle Corp.(ì)	18,056	919		(198)
					Goldman Sachs Dec 2017 13.00 Put
QUALCOMM, Inc.(ì)	9,016	460				USD	129	(ÿ)	21
Skyworks Solutions, Inc.	909	103		(99)	Goldman Sachs Dec 2017 14.00 Put
Tableau Software, Inc. Class A(Æ)	330	27		(132)		USD	185	(ÿ)	38
Teradyne, Inc.	2,531	108			Goldman Sachs Dec 2017 16.00 Put	USD	317	(ÿ)	91
Texas Instruments, Inc.	5,066	490		(198)
Twilio, Inc. Class A(Æ)	1,401	45			Goldman Sachs Jan 2018 14.00 Put	USD	185	(ÿ)	32
VeriSign, Inc. (Æ)	1,322	142		(132)
VMware, Inc. Class A(Æ)	362	43		Total Options Purchased
Yelp, Inc. Class A(Æ)	592	28		(cost $419)					452
		20,125
			Short -Term Investments - 6.5%
Utilities - 4.5%				U. S. Cash Management Fund (@)			6,476,958	(8)	6,477
Ameren Corp.	3,981	247		Total Short-Term Investments
American Electric Power Co. , Inc.	4,308	321		(cost $6,477)					6,477
AT&T, Inc.(ì)	26,709	899
Avangrid, Inc.	2,388	124		Total Investments 103.0%
Calpine Corp. (Æ)	2,233	33		(identified cost $62,605)					103,280
CMS Energy Corp.	5,891	285
Duke Energy Corp.	5,607	495		Other Assets and Liabilities, Net
Exelon Corp.	6,807	274	-	(3.0%)					(3,027)
FirstEnergy Corp.	1,801	59
Frontier Communications Corp.	525	6		Net Assets - 100.0%					100,253
Hawaiian Electric Industries, Inc.	5,134	187
MDU Resources Group, Inc.	734	20
NiSource, Inc.	4,424	117
NRG Energy, Inc.	5,010	125
OGE Energy Corp.	508	19
Pinnacle West Capital Corp.	2,359	207
SCANA Corp.	2,626	113
Verizon Communications, Inc.(ì)	18,621	891
Westar Energy, Inc. Class A	1,532	82
		4,504

Total Common Stocks
(cost $55,708)		96,351

Options Purchased - 0.4%
(Number of Contracts)
SPX Volatility Index

See accompanying notes which are an integral part of the financial statements.

916 Strategic Call Overwriting Fund

Russell Investment Company
Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities
Amounts in thousands (except share and cost per unit amounts)
		Principal		Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)		Unit	(000)	(000)
Securities	Date	or shares		$	$	$
0.0%
Safeway, Inc.	01/30/15		4,648	0.05	3	2
						2
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts
Amounts in thousands (except contract amounts)
						Value and
						Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date		$
Long Positions
S&P 500 E-Mini Index Futures	29	USD	3,730	12/17		142
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						142

Options Written
Amounts in thousands (except contract amounts)
			Number of	Strike		Notional	Expiration	Fair Value
Description	Counterparty	Call/Put	Contracts	Price		Amount	Date	$
S&P 500 Index	Goldman Sachs	Call	40	2,550.00	USD	10,200	11/03/17	(108)
S&P 500 Index	Goldman Sachs	Call	70	2,595.00	USD	18,165	11/03/17	(6)
S&P 500 Index	Goldman Sachs	Call	40	2,550.00	USD	10,200	11/10/17	(120)
S&P 500 Index	Goldman Sachs	Call	30	2,570.00	USD	7,710	11/10/17	(31)
S&P 500 Index	Goldman Sachs	Call	30	2,595.00	USD	7,785	11/10/17	(9)
S&P 500 Index	Goldman Sachs	Call	40	2,620.00	USD	10,480	11/10/17	(8)
S&P 500 Index	Goldman Sachs	Call	130	2,570.00	USD	33,410	11/17/17	(233)
SPX Volatility Index	Goldman Sachs	Put	198	13.00	USD	257	11/15/17	(43)
SPX Volatility Index	Goldman Sachs	Put	198	12.00	USD	238	12/20/17	(27)
Total Liability for Options Written (premiums received $515)								(585)

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Consumer Discretionary	$13,342	$—	$—	$—	$13,342	13.3
Consumer Staples	6,165	—	2	—	6,167	6.1
Energy	5,094	—	—	—	5,094	5.1
Financial Services	20,053	—	—	—	20,053	20.0
Health Care	11,986	—	—	—	11,986	12.0
Materials and Processing	3,737	—	—	—	3,737	3.7
Producer Durables	11,343	—	—	—	11,343	11.3
Technology	20,125	—	—	—	20,125	20.1

See accompanying notes which are an integral part of the financial statements.

Strategic Call Overwriting Fund 917

Russell Investment Company
Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Utilities	4,504	—	—	—	4,504	4.5
Options Purchased	452	—	—	—	452	0.4
Short-Term Investments	—	—	—	6,477	6,477	6.5
Total Investments	96,801	—	2	6,477	103,280	103.0
Other Assets and Liabilities, Net						(3.0)
						100.0
Other Financial Instruments
Assets
Futures Contracts	142	—	—	—	142	0.1

Liabilities
Options Written	(585)	—	—	—	(585)	(0.6)
Total Other Financial Instruments*	$(443)	$—	$—	$—	$(443)

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2017, were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

918 Strategic Call Overwriting Fund

Russell Investment Company
Strategic Call Overwriting Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$452
Variation margin on futures contracts**	142
Total	$594

Location: Statement of Assets and Liabilities - Liabilities
Options written, at fair value	$585
Total	$585
Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$(211)
Futures contracts	981
Options written	(4,442)
Total	$(3,672)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments****	$148
Futures contracts	160
Options written	(416)
Total	$(108)

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Includes net change in unrealized appreciation/depreciation on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Strategic Call Overwriting Fund 919

Russell Investment Company
Strategic Call Overwriting Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
				Amounts	of Assets
		Gross	Offset in the		Presented in
		Amounts of	Statement of		the Statement
		Recognized		Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities		Liabilities
Options Purchased Contracts	Investments, at fair value	$452	$	— $	452
Total Financial and Derivative Assets		452		—	452
Financial and Derivative Assets not subject to a netting agreement		(452)		—	(452)
Total Financial and Derivative Assets subject to a netting agreement		$—	$	— $	—

Offsetting of Financial Liabilities and Derivative Liabilities
				Gross	Net Amounts
				Amounts	of Liabilities
		Gross	Offset in the		Presented in
		Amounts of	Statement of		the Statement
		Recognized		Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities		Liabilities
Options Written Contracts	Options written, at fair value	$585	$	— $	585
Total Financial and Derivative Liabilities		585		—	585
Financial and Derivative Liabilities not subject to a netting agreement		(585)		—	(585)
Total Financial and Derivative Liabilities subject to a netting agreement		$—		— $	—

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

920 Strategic Call Overwriting Fund

Russell Investment Company
Strategic Call Overwriting Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$62,605
Investments, at fair value(>)	103,280
Cash (restricted)(a)(b)	1,750
Receivables:
Dividends and interest	81
Dividends from affiliated funds	7
Fund shares sold	117
Total assets	105,235

Liabilities
Payables:
Due to broker (c)(d)	4,206
Fund shares redeemed	34
Accrued fees to affiliates	84
Other accrued expenses	73
Options written, at fair value(x)	585
Total liabilities	4,982

Net Assets	$100,253

See accompanying notes which are an integral part of the financial statements.

Strategic Call Overwriting Fund 921

Russell Investment Company
Strategic Call Overwriting Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$38
Accumulated net realized gain (loss)	(14,571)
Unrealized appreciation (depreciation) on:
Investments	40,675
Futures contracts	142
Options written	(70)
Shares of beneficial interest	74
Additional paid-in capital	73,965
Net Assets	$100,253

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class S(#)	$13.57
Class S — Net assets	$100,253,038
Class S — Shares outstanding ($. 01 par value)	7,387,863
Amounts in thousands
(x) Premiums received on options written	$515
(>) Investments in affiliates, U. S. Cash Management Fund	$6,477

(a) Cash Collateral for Futures	$298
(b) Cash Collateral for Options	$1,452
(c) Due to Broker for Futures	$161
(d) Due to Broker for Options	$4,045
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

922 Strategic Call Overwriting Fund

Russell Investment Company
Strategic Call Overwriting Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$1,844
Dividends from affiliated funds	55
Interest	1
Total investment income	1,900

Expenses
Advisory fees	749
Administrative fees	45
Custodian fees	80
Transfer agent fees - Class S	187
Professional fees	67
Registration fees	41
Trustees’ fees	3
Printing fees	6
Miscellaneous	12
Expenses before reductions	1,190
Expense reductions	(284)
Net expenses	906
Net investment income (loss)	994

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,871
Investments in affiliated funds	— **
Futures contracts	981
Options written	(4,442)
Net realized gain (loss)	(1,590)
Net change in unrealized appreciation (depreciation) on:
Investments	15,118
Investments in affiliated funds	— **
Futures contracts	160
Options written	(416)
Net change in unrealized appreciation (depreciation)	14,862
Net realized and unrealized gain (loss)	13,272
Net Increase (Decrease) in Net Assets from Operations	$14,266

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

Strategic Call Overwriting Fund 923

Russell Investment Company
Strategic Call Overwriting Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$994	$944
Net realized gain (loss)	(1,590)	2,234
Net change in unrealized appreciation (depreciation)	14,862	978
Net increase (decrease) in net assets from operations	14,266	4,156

Distributions
From net investment income
Class S	(976)	(938)
Net decrease in net assets from distributions	(976)	(938)

Share Transactions*
Net increase (decrease) in net assets from share transactions	3,915	(7,572)
Total Net Increase (Decrease) in Net Assets	17,205	(4,354)

Net Assets
Beginning of period	83,048	87,402
End of period	$100,253	$83,048
Undistributed (overdistributed) net investment income included in net assets	$38	$29

See accompanying notes which are an integral part of the financial statements.

924 Strategic Call Overwriting Fund

Russell Investment Company
Strategic Call Overwriting Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class S
Proceeds from shares sold	1,365	$17,258	732	$8,127
Proceeds from reinvestment of distributions	76	973	83	938
Payments for shares redeemed	(1,120)	(14,316)	(1,482)	(16,637)
Total increase (decrease)	321	$3,915	(667)	$(7,572)

See accompanying notes which are an integral part of the financial statements.

Strategic Call Overwriting Fund 925

Russell Investment Company
Strategic Call Overwriting Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain

Class S
October 31, 2017	11.75	. 14	1.81	1.95	(. 13)	—
October 31, 2016	11.30	. 13	. 45	. 58	(. 13)	—
October 31, 2015	10.77	. 10	. 53	. 63	(. 10)	—
October 31, 2014	10.64	. 10	. 13	. 23	(. 10)	—
October 31, 2013	10.06	. 12	. 65	. 77	(. 13)	(. 06)

See accompanying notes which are an integral part of the financial statements.

926 Strategic Call Overwriting Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(. 13)	13.57	16.69	100,253	1.27	. 97	1.06	7
(. 13)	11.75	5.16	83,048	1.32	. 97	1.14	4
(. 10)	11.30	5.84	87,402	1.19	. 97	. 87	1
(. 10)	10.77	2.13	86,773	1.19	. 97	. 88	5
(. 19)	10.64	7.78	83,541	1.45	. 97	1.11	3

See accompanying notes which are an integral part of the financial statements.

Strategic Call Overwriting Fund 927

Russell Investment Company
Strategic Call Overwriting Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$63,023
Administration fees	4,069
Transfer agent fees	16,919
Trustee fees	463
$84,474

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,					Change in
Beginning of			Realized Gain			Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales		(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$2,282	$19,592	$15,397	$	— $	—	$6,477	$55	$—
	$2,282	$19,592	$15,397	$	— $	—	$6,477	$55	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$62,569,252
Unrealized Appreciation	$42,463,763
Unrealized Depreciation	(1,752,779)
Net Unrealized Appreciation (Depreciation)	$40,710,984
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(14,497,114)
Tax Composition of Distributions
Ordinary Income	$975,728
Distributions in Excess	$739

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets. At
October 31, 2017, there were no adjustments to the Statement of Assets and Liabilities.

Undistributed net investment income	$(9)
Accumulated net realized gain (loss)	8
Additional paid-in capital	1

See accompanying notes which are an integral part of the financial statements.

928 Strategic Call Overwriting Fund

Russell Investment Company
Multifactor U.S. Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Multifactor U. S. Equity Fund - Class M‡^			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	24.23%		1 Year	23.67%
Inception*	11.41	%§	Inception*	11.31	%§

Multifactor U. S. Equity Fund - Class R6‡‡
	Total
	Return
1 Year	24.25%
Inception*	11.43	%§

Multifactor U. S. Equity Fund - Class S‡‡‡
	Total
	Return
1 Year	24.02%
Inception*	11.24	%§

Multifactor U. S. Equity Fund - Class Y
	Total
	Return
1 Year	24.39%
Inception*	11.44	%§

Multifactor U.S. Equity Fund 929

Russell Investment Company
Multifactor U.S. Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

Russell Investment Management, LLC (“RIM”) provides all	respectively. Sectors that failed to find traction during the one-
investment advisory and portfolio management services for the	year period were telecommunication services, energy, consumer
Multifactor U. S. Equity Fund (the “Fund”), including developing	staples and real estate, trailing by 24.26%, 21.63%, 20.73%
the investment program for the Fund and managing the Fund’s	and 15.60%, respectively. The Fund’s strategic positioning was
overall exposures.	largely beneficial in this market environment, with the Fund

What is the Fund’s investment objective?	outperforming its Russell 1000® Index benchmark.
The Fund seeks to provide long term capital growth.	How did the investment strategies and techniques employed
by the Fund and its money managers affect its benchmark-
How did the Fund perform relative to its benchmark for the	relative performance?
fiscal year ended October 31, 2017?	RIM seeks to achieve the Fund’s investment objective by managing
For the fiscal year ended October 31, 2017, the Fund’s Class M,	the Fund’s overall exposures (such as volatility, momentum,
Class R6, Class S and Class Y Shares gained 24.23%, 24.25%,	growth, value, quality, defensive, dynamic, capitalization size,
24.02% and 24.39%, respectively. This is compared to the Fund’s	industry or sector) . After RIM has determined the Fund’s desired
benchmark, the Russell 1000® Index, which gained 23.67%	exposures, RIM identifies baskets of stocks and determines
during the same period. The Fund’s performance includes	their weights within the Fund in order to reflect those desired
operating expenses, whereas index returns are unmanaged and	exposures.
do not include expenses of any kind. For Share Classes with
inception dates after November 1, 2016, annual returns reflect the	The Fund’s factor tilts over the period provided mixed results, but
returns of other Share Classes of the Fund for the period prior to	overall contributed positively to the Fund’s benchmark-relative
inception. Please refer to the footnotes at the end of the Portfolio	performance. The Fund’s tilts away from the highest dividend
Management Discussion and Analysis, as applicable.	yield stocks, stocks with high financial leverage (high debt-to-
capital ratios), and stocks with the highest earnings variability
For the fiscal year ended October 31, 2017, the Morningstar®	were rewarded. However, a tilt away from high beta stocks held
Large Blend Category, a group of funds that Morningstar considers	back benchmark relative performance during the fiscal year.
to have investment strategies similar to those of the Fund, gained	Industry group allocation decisions were beneficial, including an
22.34%. This result serves as a peer comparison and is expressed	overweight to banks and an underweight to real estate.
net of operating expenses.
During the period, RIM used index futures contracts to equitize
How did the market conditions described in the Market	the Fund’s cash. The decision to equitize cash was beneficial to
Summary report affect the Fund’s performance?	the Fund’s absolute performance for the fiscal year as the market
Broadly measured by the Russell 3000® Index, U. S. stocks	produced a positive absolute return.
returned 23.98% for the one-year period, which is the ninth
straight fiscal year ending October 31st that the Russell 3000®	Describe any changes to the Fund’s structure.
Index has finished with a positive absolute return. The Russell	There were no significant changes to the Fund’s structure during
3000® Index finished with a positive absolute return in each of	the fiscal year.
the fiscal year’s twelve months.	The views expressed in this report reflect those of the
Within U. S. large capitalization stocks, factors that were rewarded	portfolio managers only through the end of the period
during the fiscal year included high beta (beta is a measure of a	covered by the report. These views do not necessarily
stock’s sensitivity to the direction of the market), positive earnings	represent the views of RIM, or any other person in RIM or
surprise, rising earnings estimates and positive price momentum.	any other affiliated organization. These views are subject to
Factors that trailed the market included high dividend yield,	change at any time based upon market conditions or other
high earnings variability and high financial leverage (high debt-	events, and RIM disclaims any responsibility to update the
to-capital ratios) . Additionally, dynamic stocks outperformed	views contained herein. These views should not be relied on
defensive stocks and growth stocks outperformed value stocks	as investment advice and, because investment decisions for
across all market capitalization tiers. From a sector perspective,	a Russell Investment Company (“RIC”) Fund are based on
information technology, financials and materials outperformed	numerous factors, should not be relied on as an indication
the Russell 1000® Index by 14.74%, 12.47% and 5.42%,	of investment decisions of any RIC Fund.

930 Multifactor U.S. Equity Fund

Russell Investment Company
Multifactor U.S. Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on July 31, 2014.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

^ Effective September 15, 2017, Class T Shares were redesignated as Class M Shares.

‡ The Fund first issued Class M Shares on January 2, 2015. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class Y Shares.
Class M Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class Y Shares.

‡‡ The Fund first issued Class R6 Shares on March 1, 2016.  The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y
Shares.  Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y Shares.

‡‡‡ The Fund first issued Class S Shares on January 2, 2015. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class Y Shares.
Class S Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class Y Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Multifactor U.S. Equity Fund 931

Russell Investment Company
Multifactor U.S. Equity Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class M	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2017	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2017	$1,091.00	$1,022.94
May 1, 2017 to October 31, 2017.	Expenses Paid During Period*	$2.37	$2.29

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.45%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period) . May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class R6	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2017	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2017	$1,091.90	$1,023.04
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$2.27	$2.19
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 0.43%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period) . May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class S	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2017	$1,090.30	$1,022.23
	Expenses Paid During Period*	$3.11	$3.01

* Expenses are equal to the Fund's annualized expense ratio of 0.59%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

932 Multifactor U.S. Equity Fund

Russell Investment Company
Multifactor U.S. Equity Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,092.10	$1,023.14
Expenses Paid During Period*	$2.16	$2.09

* Expenses are equal to the Fund's annualized expense ratio of 0.41%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Multifactor U.S. Equity Fund 933

Russell Investment Company
Multifactor U.S. Equity Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 94.3%			Mohawk Industries, Inc. (Æ)	3,041	796
Consumer Discretionary - 13.2%			Netflix, Inc. (Æ)	3,917	769
Advance Auto Parts, Inc.	5,665	463	Newell Rubbermaid, Inc.	27,739	1,131
Amazon. com, Inc. (Æ)	8,390	9,273	News Corp. Class A	28,136	384
AMC Networks, Inc. Class A(Æ)	6,400	326	Nielsen Holdings PLC	8,132	301
Aramark	9,665	422	Nike, Inc. Class B	26,722	1,469
AutoNation, Inc. (Æ)	6,092	289	Nordstrom, Inc.	5,532	219
AutoZone, Inc. (Æ)	1,161	684	Norwegian Cruise Line Holdings, Ltd. (Æ)	6,127	342
Bed Bath & Beyond, Inc.	16,496	328	NVR, Inc. (Æ)	269	883
Best Buy Co. , Inc.	15,309	857	Omnicom Group, Inc.	7,835	526
BorgWarner, Inc.	11,842	624	O'Reilly Automotive, Inc. (Æ)	2,132	450
Bright Horizons Family Solutions, Inc. (Æ)	3,253	281	Penske Automotive Group, Inc.	5,811	271
Brunswick Corp.	6,510	330	Pool Corp.	2,439	295
Carnival Corp.	17,259	1,146	Priceline Group, Inc. (The)(Æ)	1,234	2,359
Carter's, Inc.	5,291	512	PulteGroup, Inc.	29,691	898
Charter Communications, Inc. Class A(Æ)	744	249	PVH Corp.	4,450	564
Comcast Corp. Class A	130,553	4,704	Ralph Lauren Corp. Class A	3,989	357
Costco Wholesale Corp.	11,638	1,875	Ross Stores, Inc.	17,012	1,080
Coty, Inc. Class A	15,667	241	Royal Caribbean Cruises, Ltd.	2,258	279
Dick's Sporting Goods, Inc.	11,121	272	Scripps Networks Interactive, Inc. Class A	8,186	682
Discovery Communications, Inc. Class A(Æ)	16,689	315	Service Corp. International	7,584	269
Dollar General Corp.	13,001	1,051	Signet Jewelers, Ltd.	4,810	315
Dollar Tree, Inc. (Æ)	13,411	1,224	Skechers U. S. A. , Inc. Class A(Æ)	13,752	439
Domino's Pizza, Inc.	1,837	336	Starbucks Corp.	31,050	1,703
DR Horton, Inc.	30,640	1,355	Tapestry, Inc.	8,728	357
eBay, Inc. (Æ)	43,356	1,632	Target Corp.	16,257	960
Estee Lauder Cos. , Inc. (The) Class A	3,466	388	TEGNA, Inc.	26,645	326
Foot Locker, Inc.	8,188	246	Tesla, Inc. (Æ)	439	146
Ford Motor Co.	104,556	1,283	Thor Industries, Inc.	4,829	658
Fortune Brands Home & Security, Inc.	12,972	857	Tiffany & Co.	3,652	342
GameStop Corp. Class A	13,646	255	Time Warner, Inc.	27,560	2,709
Gap, Inc. (The)	18,651	485	TJX Cos. , Inc.	17,922	1,251
Garmin, Ltd.	15,387	871	Toll Brothers, Inc.	8,925	411
General Motors Co.	34,732	1,493	Tractor Supply Co.	8,106	488
Gentex Corp.	18,176	353	Tupperware Brands Corp.	5,688	334
Genuine Parts Co.	9,594	846	Twenty-First Century Fox, Inc. Class A	36,524	955
Goodyear Tire & Rubber Co. (The)	16,407	502	Ulta Beauty, Inc. (Æ)	2,151	434
Graham Holdings Co. Class B	613	341	VF Corp.	10,043	700
H&R Block, Inc.	10,389	257	Viacom, Inc. Class B	10,876	261
Hanesbrands, Inc.	11,062	249	Wal-Mart Stores, Inc.	46,450	4,056
Harley-Davidson, Inc.	5,342	253	Walt Disney Co. (The)	35,416	3,464
Home Depot, Inc. (The)	24,274	4,024	Whirlpool Corp.	2,049	336
Interpublic Group of Cos. , Inc. (The)	34,628	667	Williams-Sonoma, Inc.	5,955	307
Kohl's Corp.	8,072	337	Wyndham Worldwide Corp.	2,990	319
Las Vegas Sands Corp.	4,148	263	Wynn Resorts, Ltd.	1,950	288
Lear Corp.	7,250	1,273	Yum China Holdings, Inc.	20,181	814
Leggett & Platt, Inc.	7,386	349	Yum! Brands, Inc.	12,645	941
Lennar Corp. Class A	5,265	293
Liberty Broadband Corp. Class C(Æ)	4,845	423			89,110
Liberty SiriusXM Group Class C(Æ)	6,265	261
LKQ Corp. (Æ)	18,738	706	Consumer Staples - 5.6%
			Altria Group, Inc.	33,499	2,151
Lowe's Cos. , Inc.	11,809	944	Archer-Daniels-Midland Co.	36,384	1,487
Lululemon Athletica, Inc. (Æ)	6,327	389	Brown-Forman Corp. Class B - ADR	16,025	914
Macy's, Inc.	13,902	261	Bunge, Ltd.	4,256	293
Marriott International, Inc. Class A	6,134	733	Church & Dwight Co. , Inc.	14,314	647
McDonald's Corp.	15,976	2,667	Clorox Co. (The)	1,962	248
Media General, Inc. (Æ)(Š)	1,092	—	Coca-Cola Co. (The)	69,324	3,187
Michael Kors Holdings, Ltd. (Æ)	8,479	414	Colgate-Palmolive Co.	7,482	527

See accompanying notes which are an integral part of the financial statements.

934 Multifactor U.S. Equity Fund

Russell Investment Company
Multifactor U.S. Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Constellation Brands, Inc. Class A	6,781	1,486	Associated Banc-Corp.	11,761	298
CVS Health Corp.	18,143	1,243	Assurant, Inc.	3,635	366
Dr Pepper Snapple Group, Inc.	7,453	638	Assured Guaranty, Ltd.	8,139	302
Flowers Foods, Inc.	16,457	313	Axis Capital Holdings, Ltd.	4,503	245
General Mills, Inc.	12,004	623	Bank of America Corp.	228,577	6,261
Hain Celestial Group, Inc. (The)(Æ)	8,045	290	Bank of Hawaii Corp.	3,614	295
Hershey Co. (The)	5,950	632	Bank of New York Mellon Corp. (The)	27,137	1,396
Hormel Foods Corp.	21,986	685	Bank of the Ozarks, Inc.	7,521	351
Ingredion, Inc.	5,196	651	BB&T Corp.	23,421	1,153
JM Smucker Co. (The)	6,732	714	Berkshire Hathaway, Inc. Class B(Æ)	54,606	10,208
Kimberly-Clark Corp.	2,973	334	BlackRock, Inc. Class A	2,746	1,293
Kraft Heinz Co. (The)	14,685	1,136	Broadridge Financial Solutions, Inc.	3,458	297
Kroger Co. (The)	29,750	616	Camden Property Trust(ö)	2,927	267
McCormick & Co. , Inc.	6,770	674	Capital One Financial Corp.	11,770	1,085
Molson Coors Brewing Co. Class B	7,572	612	Cboe Global Markets, Inc.	7,678	868
Mondelez International, Inc. Class A	26,518	1,099	CBRE Group, Inc. Class A(Æ)	16,020	630
Monster Beverage Corp. (Æ)	14,674	850	Charles Schwab Corp. (The)	34,034	1,526
Nu Skin Enterprises, Inc. Class A	6,115	389	Chimera Investment Corp. (ö)	13,776	252
PepsiCo, Inc.	25,982	2,864	Chubb, Ltd.	12,143	1,831
Philip Morris International, Inc.	27,160	2,842	Cincinnati Financial Corp.	5,693	399
Pinnacle Foods, Inc.	6,409	349	Citigroup, Inc.	60,540	4,450
Procter & Gamble Co. (The)	61,115	5,277	Citizens Financial Group, Inc.	25,356	964
Safeway, Inc. (Æ)(Š)	4,520	2	Comerica, Inc.	14,222	1,117
Seaboard Corp.	62	273	Commerce Bancshares, Inc.	9,315	542
Sysco Corp.	4,649	259	Crown Castle International Corp. (ö)	3,316	355
Tyson Foods, Inc. Class A	20,064	1,463	Cullen/Frost Bankers, Inc.	3,776	372
Walgreens Boots Alliance, Inc.	31,250	2,071	Discover Financial Services	10,031	667
		37,839	E*Trade Financial Corp. (Æ)	17,087	745
			East West Bancorp, Inc.	14,033	840
Energy - 3.1%			Eaton Vance Corp.	8,054	406
Chevron Corp.	38,437	4,454	Equifax, Inc.	5,379	584
Exxon Mobil Corp.	122,148	10,181	Equinix, Inc. (Æ)(ö)	1,367	634
HollyFrontier Corp.	9,825	363	Equity LifeStyle Properties, Inc. Class A(ö)	2,950	261
Marathon Petroleum Corp.	23,997	1,434	Equity Residential(ö)	4,763	320
Phillips 66	27,529	2,507	Essex Property Trust, Inc. (ö)	1,128	296
Pioneer Natural Resources Co.	2,447	366	Everest Re Group, Ltd.	3,727	885
Schlumberger, Ltd.	3,888	249	FactSet Research Systems, Inc.	2,170	412
Valero Energy Corp.	16,494	1,301	Federated Investors, Inc. Class B	13,413	417
World Fuel Services Corp.	10,060	280	Fidelity National Information Services, Inc.	2,887	268
			Fifth Third Bancorp	20,779	601
		21,135	First American Financial Corp.	4,994	272
			Fiserv, Inc. (Æ)	4,053	525
Financial Services - 20.5%			FleetCor Technologies, Inc. (Æ)	1,756	290
Affiliated Managers Group, Inc.	3,454	644	FNB Corp.	29,491	398
Aflac, Inc.	19,365	1,625	FNF Group	11,655	436
AGNC Investment Corp. (Æ)	29,018	584	Franklin Resources, Inc.	35,896	1,512
Alleghany Corp. (Æ)	452	256	Gaming and Leisure Properties, Inc. (ö)	10,407	380
Alliance Data Systems Corp.	1,543	345	Global Payments, Inc.	2,766	288
Allstate Corp. (The)	19,344	1,816	Goldman Sachs Group, Inc. (The)	7,295	1,769
American Express Co.	23,429	2,238	Hartford Financial Services Group, Inc.	10,617	584
American Financial Group, Inc.	4,629	488	Host Hotels & Resorts, Inc. (ö)	35,623	697
American Homes 4 Rent Class A(ö)	17,040	363	Hudson Pacific Properties, Inc. (ö)	12,180	412
American International Group, Inc.	9,334	603	Huntington Bancshares, Inc.	25,545	353
American Tower Corp. (ö)	6,455	927	Intercontinental Exchange, Inc.	29,330	1,939
Ameriprise Financial, Inc.	9,122	1,428	Invesco, Ltd.	20,324	727
Annaly Capital Management, Inc. (ö)	57,506	659	Jack Henry & Associates, Inc.	7,749	853
Aon PLC	5,907	847	Jones Lang LaSalle, Inc.	2,998	388
Arch Capital Group, Ltd. (Æ)	10,816	1,078	JPMorgan Chase & Co.	97,169	9,776
Arthur J Gallagher & Co.	4,050	256

See accompanying notes which are an integral part of the financial statements.

Multifactor U.S. Equity Fund 935

Russell Investment Company
Multifactor U.S. Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
KeyCorp	36,306	663	Western Alliance Bancorp(Æ)	6,184	345
Lazard, Ltd. Class A	15,879	755	Willis Towers Watson PLC(Æ)	2,109	340
Legg Mason, Inc.	9,735	372	WR Berkley Corp.	5,070	348
Leucadia National Corp.	11,754	297	XL Group, Ltd.	11,698	473
Lincoln National Corp.	15,307	1,160	Zions Bancorporation	15,492	720
Loews Corp.	5,246	260			138,477
M&T Bank Corp.	6,810	1,136
MarketAxess Holdings, Inc.	2,749	478	Health Care - 12.8%
Marsh & McLennan Cos. , Inc.	11,169	904	Abbott Laboratories	36,149	1,960
MasterCard, Inc. Class A	23,112	3,438	AbbVie, Inc.	36,983	3,338
Medical Properties Trust, Inc. (ö)	19,664	260	Abiomed, Inc. (Æ)	2,375	458
MetLife, Inc.	26,882	1,440	Aetna, Inc.	9,647	1,640
MFA Financial, Inc. (ö)	57,171	471	Agilent Technologies, Inc.	17,849	1,214
Moody's Corp.	6,555	933	Alexion Pharmaceuticals, Inc. (Æ)	6,586	788
Morgan Stanley	39,773	1,989	Align Technology, Inc. (Æ)	5,861	1,401
Morningstar, Inc.	3,243	276	Allergan PLC(Æ)	4,140	734
MSCI, Inc. Class A	2,691	316	Amgen, Inc.	19,872	3,482
Nasdaq, Inc.	7,728	561	Anthem, Inc. (Æ)	10,511	2,199
Navient Corp.	27,756	346	Baxter International, Inc.	10,146	654
New Residential Investment Corp. (ö)	16,304	287	Becton Dickinson and Co.	3,522	735
New York Community Bancorp, Inc.	22,699	285	Biogen, Inc. (Æ)	4,037	1,258
Northern Trust Corp.	6,996	654	Bioverativ, Inc. (Æ)	6,199	350
Omega Healthcare Investors, Inc. (ö)	11,707	338	Bristol-Myers Squibb Co.	19,297	1,190
PacWest Bancorp	7,822	378	Cardinal Health, Inc.	8,059	499
Park Hotels & Resorts, Inc. (ö)	9,716	280	Celgene Corp. (Æ)	10,097	1,020
PayPal Holdings, Inc. (Æ)	34,872	2,530	Centene Corp. (Æ)	7,662	718
People's United Financial, Inc.	22,384	418	Cerner Corp. (Æ)	12,103	817
Pinnacle Financial Partners, Inc.	6,053	401	Cigna Corp.	14,748	2,909
PNC Financial Services Group, Inc. (The)	13,381	1,830	Cooper Cos. , Inc. (The)	2,479	596
Popular, Inc.	8,858	325	CR Bard, Inc.	3,971	1,299
Principal Financial Group, Inc.	16,814	1,107	DaVita HealthCare Partners, Inc. (Æ)	5,682	345
Progressive Corp. (The)	46,901	2,282	Dentsply Sirona, Inc.	6,507	397
Prosperity Bancshares, Inc.	6,096	401	Edwards Lifesciences Corp. (Æ)	6,420	656
Prudential Financial, Inc.	13,461	1,487	Eli Lilly & Co.	19,493	1,597
Public Storage(ö)	3,211	665	Exelixis, Inc. (Æ)	18,113	449
Raymond James Financial, Inc.	8,691	737	Express Scripts Holding Co. (Æ)	16,744	1,026
Regions Financial Corp.	46,683	723	Gilead Sciences, Inc.	27,839	2,087
RenaissanceRe Holdings, Ltd.	2,183	302	HCA Healthcare, Inc. (Æ)	10,806	817
SBA Communications Corp. (Æ)(ö)	3,714	584	Henry Schein, Inc. (Æ)	8,036	632
SEI Investments Co.	9,577	618	Hologic, Inc. (Æ)	8,708	330
Signature Bank(Æ)	2,971	386	Humana, Inc.	4,930	1,259
Starwood Property Trust, Inc. (ö)	25,609	551	IDEXX Laboratories, Inc. (Æ)	2,353	391
State Street Corp.	15,473	1,424	Illumina, Inc. (Æ)	3,717	763
SunTrust Banks, Inc.	17,695	1,065	Incyte Corp. (Æ)	2,920	331
Synchrony Financial	17,980	586	Intuitive Surgical, Inc. (Æ)	5,328	2,000
Synovus Financial Corp.	5,927	278	Johnson & Johnson	79,971	11,149
T Rowe Price Group, Inc.	10,098	938	Laboratory Corp. of America Holdings(Æ)	5,067	779
TD Ameritrade Holding Corp.	11,246	562	LifePoint Health, Inc. (Æ)	5,997	289
Torchmark Corp.	10,021	843	McKesson Corp.	9,401	1,296
Total System Services, Inc.	4,256	307	MEDNAX, Inc. (Æ)	6,105	267
Travelers Cos. , Inc. (The)	11,603	1,537	Medtronic PLC	30,029	2,418
Two Harbors Investment Corp. (ö)	31,550	309	Merck & Co. , Inc.	71,903	3,961
Unum Group	7,555	393	Mylan NV(Æ)	10,007	357
US Bancorp	37,387	2,033	Patterson Cos. , Inc.	9,139	338
Visa, Inc. Class A	45,170	4,968	PerkinElmer, Inc.	5,637	408
Voya Financial, Inc.	7,346	295	Pfizer, Inc.	156,426	5,484
Webster Financial Corp.	5,370	295	Premier, Inc. Class A(Æ)	11,761	384
Wells Fargo & Co.	117,183	6,579	Quest Diagnostics, Inc.	3,123	293

See accompanying notes which are an integral part of the financial statements.

936 Multifactor U.S. Equity Fund

Russell Investment Company
Multifactor U.S. Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Quintiles Transnational Holdings, Inc. (Æ)	2,852	308	WestRock Co.	11,448	702
Regeneron Pharmaceuticals, Inc. (Æ)	1,780	717			22,759
ResMed, Inc.	4,174	351
Seattle Genetics, Inc. (Æ)	4,993	306	Producer Durables - 11.6%
Steris PLC	7,483	698	3M Co.	13,840	3,186
Stryker Corp.	9,918	1,536	Accenture PLC Class A	14,677	2,089
TESARO, Inc. (Æ)	2,969	344	AGCO Corp.	5,457	374
Thermo Fisher Scientific, Inc.	8,293	1,607	Alaska Air Group, Inc.	5,169	341
United Therapeutics Corp. (Æ)	4,400	522	Allegion PLC	3,222	269
UnitedHealth Group, Inc.	29,330	6,166	American Airlines Group, Inc.	7,217	338
Universal Health Services, Inc. Class B	5,552	570	Ametek, Inc.	14,385	971
Varian Medical Systems, Inc. (Æ)	7,967	830	AO Smith Corp.	13,752	814
Veeva Systems, Inc. Class A(Æ)	6,531	398	Automatic Data Processing, Inc.	16,538	1,923
Vertex Pharmaceuticals, Inc. (Æ)	6,703	980	Avery Dennison Corp.	7,851	834
WellCare Health Plans, Inc. (Æ)	1,590	314	Boeing Co. (The)	7,554	1,949
West Pharmaceutical Services, Inc.	5,738	582	Booz Allen Hamilton Holding Corp. Class A	15,852	599
Zoetis, Inc. Class A	9,770	624	Carlisle Cos. , Inc.	7,143	785
		86,615	Caterpillar, Inc.	6,016	817
			CH Robinson Worldwide, Inc.	8,156	641
Materials and Processing - 3.4%			Cintas Corp.	2,663	397
Acuity Brands, Inc.	2,143	358	Copa Holdings SA Class A	4,620	569
Air Products & Chemicals, Inc.	4,310	687	Copart, Inc. (Æ)	17,640	640
Albemarle Corp.	2,900	409	CoStar Group, Inc. (Æ)	1,023	303
Arconic, Inc.	10,222	257	Crane Co.	4,692	390
Ashland Global Holdings, Inc.	5,878	400	CSX Corp.	7,352	371
Ball Corp. (Æ)	20,980	901	Cummins, Inc.	12,514	2,213
Bemis Co. , Inc.	6,116	275	Danaher Corp.	15,479	1,428
Cabot Corp.	7,170	437	Deere & Co.	4,642	617
Crown Holdings, Inc. (Æ)	9,555	575	Delphi Automotive PLC	3,557	354
DowDuPont, Inc.	45,497	3,290	Delta Air Lines, Inc.	28,170	1,409
Eastman Chemical Co.	5,809	527	Donaldson Co. , Inc.	7,114	336
Ecolab, Inc.	2,946	385	Dover Corp.	11,359	1,085
Fastenal Co.	7,298	343	Eaton Corp. PLC	28,081	2,247
Graphic Packaging Holding Co.	28,547	442	Emerson Electric Co.	16,158	1,042
Huntsman Corp.	9,796	314	Expeditors International of Washington, Inc.	10,117	591
Ingersoll-Rand PLC	6,540	579	FedEx Corp.	1,313	296
International Flavors & Fragrances, Inc.	4,352	642	Flir Systems, Inc.	14,188	664
Lennox International, Inc.	2,148	411	Fortive Corp.	10,135	732
LyondellBasell Industries Class A	15,378	1,592	General Dynamics Corp.	8,328	1,690
Monsanto Co.	5,630	682	General Electric Co.	170,030	3,428
NewMarket Corp.	846	339	Genpact, Ltd.	13,699	417
Nucor Corp.	22,435	1,297	Graco, Inc.	2,563	338
Olin Corp.	8,374	306	HEICO Corp.	4,191	380
Owens Corning	8,048	665	Honeywell International, Inc.	20,336	2,932
Owens-Illinois, Inc. (Æ)	15,874	379	Hubbell, Inc. Class B	4,286	539
Packaging Corp. of America	2,386	277	Huntington Ingalls Industries, Inc.	2,905	676
PPG Industries, Inc.	6,132	713	IDEX Corp.	5,695	730
Praxair, Inc.	3,933	575	IHS Markit, Ltd. (Æ)	14,276	608
Reliance Steel & Aluminum Co.	3,992	307	Illinois Tool Works, Inc.	11,569	1,811
Sherwin-Williams Co. (The)	3,247	1,283	Jacobs Engineering Group, Inc.	5,018	292
Silgan Holdings, Inc.	12,321	360	JB Hunt Transport Services, Inc.	5,547	590
Sonoco Products Co.	5,858	303	JetBlue Airways Corp. (Æ)	16,714	320
Steel Dynamics, Inc.	19,669	732	Johnson Controls International PLC(Æ)	16,974	703
Valvoline, Inc.	16,930	407	Kansas City Southern	3,246	338
Watsco, Inc.	1,713	285	Keysight Technologies, Inc. (Æ)	6,217	278
Westlake Chemical Corp.	3,804	323	L3 Technologies, Inc.	1,478	277
			Landstar System, Inc.	3,048	301
			Lincoln Electric Holdings, Inc.	3,417	313

See accompanying notes which are an integral part of the financial statements.

Multifactor U.S. Equity Fund 937

Russell Investment Company
Multifactor U.S. Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Lockheed Martin Corp.	916	282	Bio Techne Corp. (Æ)	2,251	295
ManpowerGroup, Inc.	8,167	1,007	Black Knight, Inc. (Æ)	7,571	343
McGraw Hill Financial, Inc.	4,023	629	Broadcom, Ltd.	2,770	731
Mettler-Toledo International, Inc. (Æ)	407	278	CA, Inc.	22,748	736
Middleby Corp. (Æ)	3,017	350	Cadence Design Systems, Inc. (Æ)	9,806	423
MSC Industrial Direct Co. , Inc. Class A	3,655	303	CDW Corp.	5,183	363
Nordson Corp.	3,083	391	Cisco Systems, Inc.	166,699	5,693
Norfolk Southern Corp.	2,710	356	Cognex Corp.	5,690	701
Northrop Grumman Corp.	6,821	2,016	Cognizant Technology Solutions Corp. Class
Old Dominion Freight Line, Inc.	5,168	626	A	20,559	1,556
Orbital ATK, Inc.	2,631	350	Coherent, Inc. (Æ)	1,228	323
Oshkosh Corp.	4,165	381	Corning, Inc.	34,949	1,094
PACCAR, Inc.	3,763	270	DST Systems, Inc.	6,499	381
Parker-Hannifin Corp.	3,319	606	Electronic Arts, Inc. (Æ)	15,306	1,831
Paychex, Inc.	15,237	972	F5 Networks, Inc. (Æ)	2,979	361
Quanta Services, Inc. (Æ)	10,529	397	Facebook, Inc. Class A(Æ)	60,417	10,879
Raytheon Co.	11,146	2,009	Fortinet, Inc. (Æ)	7,230	285
Republic Services, Inc. Class A	4,337	282	Gartner, Inc. (Æ)	3,055	383
Robert Half International, Inc.	12,711	658	Hewlett Packard Enterprise Co.	48,769	679
Rockwell Automation, Inc.	4,453	894	HP, Inc. (Æ)	89,226	1,923
Rockwell Collins, Inc.	11,854	1,607	Intel Corp.	160,192	7,287
Rollins, Inc.	7,000	307	International Business Machines Corp.	20,582	3,171
Roper Technologies, Inc.	3,123	806	Intuit, Inc.	1,954	295
Snap-on, Inc.	6,634	1,047	IPG Photonics Corp. (Æ)	1,929	411
Southwest Airlines Co.	23,981	1,292	Jabil Circuit, Inc.	9,236	261
Spirit AeroSystems Holdings, Inc. Class A	4,464	358	Juniper Networks, Inc.	37,392	928
Spirit Airlines, Inc. (Æ)	7,820	290	KLA-Tencor Corp.	2,792	304
Square, Inc. Class A(Æ)	10,737	399	Lam Research Corp.	8,424	1,757
Stanley Black & Decker, Inc.	5,660	914	Liberty Expedia Holdings, Inc. Class A(Æ)	4,883	225
Teledyne Technologies, Inc. (Æ)	1,960	333	Liberty Interactive Corp. (Æ)	4,618	263
Textron, Inc.	13,154	694	LogMeIn, Inc.	2,320	281
Union Pacific Corp.	15,405	1,784	Marvell Technology Group, Ltd.	19,405	358
United Continental Holdings, Inc. (Æ)	9,746	570	Maxim Integrated Products, Inc.	7,462	392
United Parcel Service, Inc. Class B	2,309	271	Microchip Technology, Inc.	3,272	310
United Rentals, Inc. (Æ)	4,944	699	Micron Technology, Inc. (Æ)	15,225	675
United Technologies Corp.	26,201	3,138	Microsoft Corp.	193,163	16,067
Wabtec Corp.	4,028	308	Motorola Solutions, Inc.	7,800	706
Waste Management, Inc.	3,976	327	NetApp, Inc.	30,227	1,343
Waters Corp. (Æ)	5,580	1,094	NVIDIA Corp.	16,213	3,353
WW Grainger, Inc.	4,362	862	NXP Semiconductors NV(Æ)	2,358	276
		78,732	ON Semiconductor Corp. (Æ)	19,793	422
			Oracle Corp.	68,208	3,472
Technology - 20.5%			Palo Alto Networks, Inc. (Æ)	1,869	275
Activision Blizzard, Inc.	8,100	530	QUALCOMM, Inc.	46,045	2,349
Adobe Systems, Inc. (Æ)	15,575	2,728	Red Hat, Inc. (Æ)	5,859	708
Akamai Technologies, Inc. (Æ)	7,518	393	Salesforce. com, Inc. (Æ)	6,703	686
Alphabet, Inc. Class A(Æ)	12,914	13,341	ServiceNow, Inc. (Æ)	3,134	396
Alphabet, Inc. Class C(Æ)	3,677	3,738	Skyworks Solutions, Inc.	8,483	966
Amdocs, Ltd.	20,397	1,328	Splunk, Inc. (Æ)	4,330	291
Amphenol Corp. Class A	16,941	1,474	Symantec Corp.	11,348	369
Analog Devices, Inc.	9,514	869	Synopsys, Inc. (Æ)	10,934	946
Ansys, Inc. (Æ)	4,855	664	Teradyne, Inc.	8,397	360
Apple, Inc.	147,502	24,934	Texas Instruments, Inc.	25,763	2,491
Applied Materials, Inc.	37,590	2,121	Tyler Technologies, Inc. (Æ)	1,531	271
Arista Networks, Inc. (Æ)	1,895	379	Ultimate Software Group, Inc. (Æ)	1,888	382
Arrow Electronics, Inc. (Æ)	11,086	927	VMware, Inc. Class A(Æ)	5,967	714
Autodesk, Inc. (Æ)	2,741	342	Western Digital Corp.	7,785	695
Avnet, Inc.	8,081	322	Workday, Inc. Class A(Æ)	5,868	651

See accompanying notes which are an integral part of the financial statements.

938 Multifactor U.S. Equity Fund

Russell Investment Company
Multifactor U.S. Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair	Principal	Fair
	Amount ($) or		Value	Amount ($) or	Value
	Shares		$	Shares	$
Xilinx, Inc.	9,750		718	Other Assets and Liabilities, Net
			138,895	- 0.2%	1,622
				Net Assets - 100.0%	676,029
Utilities - 3.6%
AES Corp.	26,456		281
Alliant Energy Corp.	6,261		271
Ameren Corp.	5,330		330
American Electric Power Co. , Inc.	3,707		276
Andeavor(Æ)	6,791		722
Aqua America, Inc.	7,648		271
AT&T, Inc.	150,734		5,072
Atmos Energy Corp.	2,987		261
Calpine Corp. (Æ)	19,078		285
CenterPoint Energy, Inc.	11,084		328
CenturyLink, Inc.	19,130		363
CMS Energy Corp.	5,531		268
Consolidated Edison, Inc.	9,321		802
Dominion Energy, Inc.	6,451		523
DTE Energy Co.	4,406		487
Duke Energy Corp.	3,968		350
Edison International	3,278		262
Entergy Corp.	3,347		289
Eversource Energy(Æ)	4,547		285
Exelon Corp.	31,419		1,263
FirstEnergy Corp.	21,703		715
Great Plains Energy, Inc.	9,477		311
Hawaiian Electric Industries, Inc.	9,575		349
NextEra Energy, Inc.	3,646		565
NiSource, Inc.	9,960		263
OGE Energy Corp.	7,307		269
PG&E Corp.	7,576		438
Pinnacle West Capital Corp.	2,959		260
Public Service Enterprise Group, Inc.	5,783		285
SCANA Corp.	6,175		266
Southern Co. (The)	24,271		1,267
T-Mobile US, Inc. (Æ)	6,262		374
UGI Corp.	12,636		605
Vectren Corp.	4,377		298
Verizon Communications, Inc.	81,794		3,916
WEC Energy Group, Inc. (Æ)	4,095		276
Westar Energy, Inc. Class A	6,381		341
Xcel Energy, Inc.	5,461		270
			24,057

Total Common Stocks
(cost $506,689)			637,619

Short-Term Investments - 5.5%
U. S. Cash Management Fund (@)	36,783,916	(8)	36,788
Total Short-Term Investments
(cost $36,788)			36,788

Total Investments 99.8%
(identified cost $543,477)			674,407

See accompanying notes which are an integral part of the financial statements.

Multifactor U.S. Equity Fund 939

Russell Investment Company
Multifactor U.S. Equity Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts
Amounts in thousands (except contract amounts)
					Value and Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures	283	USD	36,404	12/17	416
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					416

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Consumer Discretionary	$89,110	$—	$—	$—	$89,110	13.2
Consumer Staples	37,837	—	2	—	37,839	5.6
Energy	21,135	—	—	—	21,135	3.1
Financial Services	138,477	—	—	—	138,477	20.5
Health Care	86,615	—	—	—	86,615	12.8
Materials and Processing	22,759	—	—	—	22,759	3.4
Producer Durables	78,732	—	—	—	78,732	11.6
Technology	138,895	—	—	—	138,895	20.5
Utilities	24,057	—	—	—	24,057	3.6
Short-Term Investments	—	—	—	36,788	36,788	5.5
Total Investments	637,617	—	2	36,788	674,407	99.8
Other Assets and Liabilities, Net						0.2
						100.0
Other Financial Instruments
Assets
Futures Contracts	416	—	—	—	416	0.1
Total Other Financial Instruments*	$416	$—	$—	$—	$416

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended April
30, 2017, were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

940 Multifactor U.S. Equity Fund

Russell Investment Company
Multifactor U.S. Equity Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$416

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$5,135

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$832

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multifactor U.S. Equity Fund 941

Russell Investment Company
Multifactor U.S. Equity Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$543,477
Investments, at fair value(>)	674,407
Cash (restricted)(a)	1,335
Foreign currency holdings(^)	65
Receivables:
Dividends and interest	461
Dividends from affiliated funds	18
Fund shares sold	537
Total assets	676,823

Liabilities
Payables:
Fund shares redeemed	442
Accrued fees to affiliates	238
Other accrued expenses	114
Total liabilities	794

Net Assets	$676,029

See accompanying notes which are an integral part of the financial statements.

942 Multifactor U.S. Equity Fund

Russell Investment Company
Multifactor U.S. Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$364
Accumulated net realized gain (loss)	35,349
Unrealized appreciation (depreciation) on:
Investments	130,930
Futures contracts	416
Foreign currency-related transactions	1
Shares of beneficial interest	507
Additional paid-in capital	508,462
Net Assets	$676,029

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class M(#)	$13.35
Class M — Net assets	$4,875,182
Class M — Shares outstanding ($. 01 par value)	365,069
Net asset value per share: Class R6(#)	$13.35
Class R6 — Net assets	$138,926
Class R6 — Shares outstanding ($. 01 par value)	10,406
Net asset value per share: Class S(#)	$13.33
Class S — Net assets	$239,352,661
Class S — Shares outstanding ($. 01 par value)	17,951,816
Net asset value per share: Class Y(#)	$13.35
Class Y — Net assets	$431,662,006
Class Y — Shares outstanding ($. 01 par value)	32,344,613
Amounts in thousands
(^) Foreign currency holdings - cost	$63
(>) Investments in affiliates, U. S. Cash Management Fund	$36,788

(a) Cash Collateral for Futures	$1,335
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Multifactor U.S. Equity Fund 943

Russell Investment Company
Multifactor U.S. Equity Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$16,497
Dividends from affiliated funds	469
Interest	2
Total investment income	16,968

Expenses
Advisory fees	2,584
Administrative fees	415
Custodian fees	116
Transfer agent fees - Class M	7
Transfer agent fees - Class R6	—*
Transfer agent fees - Class S	289
Transfer agent fees - Class Y	32
Professional fees	74
Registration fees	106
Trustees’ fees	28
Printing fees	28
Miscellaneous	29
Expenses before reductions	3,708
Expense reductions	(70)
Net expenses	3,638
Net investment income (loss)	13,330

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	35,613
Investments in affiliated funds	(5)
Futures contracts	5,135
Net realized gain (loss)	40,743
Net change in unrealized appreciation (depreciation) on:
Investments	117,317
Investments in affiliated funds	(7)
Futures contracts	832
Foreign currency-related transactions	2
Net change in unrealized appreciation (depreciation)	118,144
Net realized and unrealized gain (loss)	158,887
Net Increase (Decrease) in Net Assets from Operations	$172,217

* Less than $500.

See accompanying notes which are an integral part of the financial statements.

944 Multifactor U.S. Equity Fund

Russell Investment Company
Multifactor U.S. Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,330	$13,666
Net realized gain (loss)	40,743	(1,702)
Net change in unrealized appreciation (depreciation)	118,144	20,527
Net increase (decrease) in net assets from operations	172,217	32,491

Distributions
From net investment income
Class M	(68)	(18)
Class R6	(2)	(1)
Class S	(2,568)	(85)
Class Y	(11,281)	(13,562)
From net realized gain
Class M	—	(10)
Class S	—	(30)
Class Y	—	(8,012)
Net decrease in net assets from distributions	(13,919)	(21,718)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(180,852)	(118,744)
Total Net Increase (Decrease) in Net Assets	(22,554)	(107,971)

Net Assets
Beginning of period	698,583	806,554
End of period	$676,029	$698,583
Undistributed (overdistributed) net investment income included in net assets	$364	$759

See accompanying notes which are an integral part of the financial statements.

Multifactor U.S. Equity Fund 945

Russell Investment Company
Multifactor U.S. Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class M
Proceeds from shares sold	361	$4,354	42	$439
Proceeds from reinvestment of distributions	6	68	3	27
Payments for shares redeemed	(95)	(1,185)	(32)	(326)
Net increase (decrease)	272	3,237	13	140
Class R6 (1)
Proceeds from shares sold	—	—	10	100
Proceeds from reinvestment of distributions	—**	2	—**	1
Net increase (decrease)	—**	2	10	101
Class S
Proceeds from shares sold	19,219	237,079	525	5,598
Proceeds from reinvestment of distributions	202	2,568	11	115
Payments for shares redeemed	(2,188)	(27,576)	(118)	(1,265)
Net increase (decrease)	17,233	212,071	418	4,448
Class Y
Proceeds from shares sold	14,700	175,106	10,697	111,801
Proceeds from reinvestment of distributions	915	11,281	2,052	21,574
Payments for shares redeemed	(46,395)	(582,549)	(24,342)	(256,808)
Net increase (decrease)	(30,780)	(396,162)	(11,593)	(123,433)
Total increase (decrease)	(13,275)	$(180,852)	(11,152)	$(118,744)

**Less than 500 shares.
(1) For the period March 1, 2016 (commencement of operations) to October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

946 Multifactor U.S. Equity Fund

(This page intentionally left blank)

Russell Investment Company
Multifactor U.S. Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class M
October 31, 2017	10.93	. 18	2.45	2.63	(. 21)	—
October 31, 2016	10.74	. 19	. 31	. 50	(. 20)	(. 11)
October 31, 2015(2)	10.61	. 14	. 09	. 23	(. 10)	—

Class R6
October 31, 2017	10.93	. 19	2.44	2.63	(. 21)	—
October 31, 2016(5)	9.91	. 12	1.05	1.17	(. 15)	—

Class S
October 31, 2017	10.92	. 15	2.46	2.61	(. 20)	—
October 31, 2016	10.73	. 17	. 31	. 48	(. 18)	(. 11)
October 31, 2015(2)	10.61	. 12	. 09	. 21	(. 09)	—

Class Y
October 31, 2017	10.92	. 20	2.45	2.65	(. 22)	—
October 31, 2016	10.74	. 20	. 29	. 49	(. 20)	(. 11)
October 31, 2015	10.41	. 17	. 31	. 48	(. 14)	(. 01)
October 31, 2014(1)	10.00	. 04	. 39	. 43	(. 02)	—

See accompanying notes which are an integral part of the financial statements.

948 Multifactor U.S. Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(. 21)	13.35	24.23	4,875	. 60	. 44	1.45	71
(. 31)	10.93	4.75	1,024	. 60	. 40	1.78	9
(. 10)	10.74	2.23	873	. 62	. 40	1.53	44

(. 21)	13.35	24.25	139	. 45	. 42	1.54	71
(. 15)	10.93	9.27	112	. 45	. 38	1.67	9

(. 20)	13.33	24.02	239,353	. 59	. 59	1.22	71
(. 29)	10.92	4.61	7,844	. 60	. 55	1.62	9
(. 09)	10.73	2.04	3,227	. 62	. 40	1.36	44

(. 22)	13.35	24.39	431,662	. 40	. 39	1.61	71
(. 31)	10.92	4.70	689,603	. 41	. 35	1.84	9
(. 15)	10.74	4.71	802,454	. 43	. 35	1.56	44
(. 02)	10.41	4.34	140,839	. 60	. 35	1.42	2

See accompanying notes which are an integral part of the financial statements.

Multifactor U.S. Equity Fund 949

Russell Investment Company
Multifactor U.S. Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$163,989
Administration fees	27,627
Transfer agent fees	42,003
Trustee fees	3,885
$237,504

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Management Fund	$35,702	$509,864	$508,766	$(5)	$ (7)	$36,788	$469	$—
	$35,702	$509,864	$508,766	$(5)	$ (7)	$36,788	$469	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$546,036,590
Unrealized Appreciation	$140,008,786
Unrealized Depreciation	(11,638,488)
Net Unrealized Appreciation (Depreciation)	$128,370,298
Undistributed Ordinary Income	$5,468,331
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$33,220,355
Tax Composition of Distributions
Ordinary Income	$13,918,985

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$194
Accumulated net realized gain (loss)	(195)
Additional paid-in capital	1

See accompanying notes which are an integral part of the financial statements.

950 Multifactor U.S. Equity Fund

Russell Investment Company
Multifactor International Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Multifactor International Equity Fund - Class M‡^			Multifactor International Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	23.87%		1 Year	23.85%
Inception*	3.05	%§	Inception*	3.06	%§

Multifactor International Equity Fund - Class R6‡‡			Russell Developed ex-U. S. Large Cap Index® Net**
	Total			Total
	Return			Return
1 Year	23.95%		1 Year	23.12%
Inception*	3.08	%§	Inception*	3.60	%§

Multifactor International Equity Fund - Class S‡‡‡
	Total
	Return
1 Year	23.71%
Inception*	2.91	%§

Multifactor International Equity Fund 951

Russell Investment Company
Multifactor International Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

Russell Investment Management, LLC (“RIM”) provides all	rotation away from lower volatility sectors and into more dynamic
investment advisory and portfolio management services for the	areas of the market was a continuing theme throughout the year.
Multifactor International Equity Fund (the “Fund”), including	The Fund’s value orientation was broadly additive to performance
developing the investment program for the Fund and managing	in this environment.
the Fund’s overall exposures.
How did the investment strategies and techniques employed
What is the Fund’s investment objective?	by the Fund and its money managers affect its benchmark-
The Fund seeks to provide long term capital growth.	relative performance?

How did the Fund perform relative to its benchmark for the	RIM seeks to achieve the Fund’s investment objective by managing
fiscal year ended October 31, 2017?	the Fund’s overall exposures (such as volatility, momentum,
growth, value, quality, defensive, dynamic, capitalization size,
For the fiscal year ended October 31, 2017, the Fund’s Class M,	industry, sector or region) . After RIM has determined the
Class R6, Class S and Class Y Shares gained 23.87%, 23.95%,	Fund’s desired exposures, RIM identifies baskets of stocks and
23.71% and 23.85%, respectively. This is compared to the	determines their weights within the Fund in order to reflect those
Fund’s benchmark, the Russell Developed ex-U. S. Large Cap®	desired exposures.
Index (Net), which gained 23.12% during the same period. The
Fund’s performance includes operating expenses, whereas index	The Fund outperformed its benchmark for the one-year period
returns are unmanaged and do not include expenses of any kind.	ending October 31, 2017. In terms of factor returns for the period,
For Share Classes with inception dates after November 1, 2016,	the Fund’s value orientation was broadly additive to performance.
annual returns reflect the returns of other Share Classes of the	Benchmark-relative sector deviations in the Fund were modest
Fund for the period prior to inception. Please refer to the footnotes	and over the period favored banks, while underweighting health
at the end of the Portfolio Management Discussion and Analysis,	care and to a lesser degree energy. The Fund’s overweight to
as applicable.	banks contributed positively, while the impact of other sector bets
For the fiscal year ended October 31, 2017, the Morningstar®	was not significant.
Foreign Large Blend Category, a group of funds that Morningstar	Over the period, the Fund was regionally positioned to favor
considers to have investment strategies similar to those of the	continental Europe, Japan and emerging markets while being
Fund, gained 22.43%. This result serves as a peer comparison	underweight to Canada, Australia and Asia ex-Japan. The Fund’s
and is expressed net of operating expenses.	underweights to Australia and the UK and an overweight to

How did the market conditions described in the Market	emerging markets were broadly favorable.
Summary report affect the Fund’s performance?	Over the period, RIM hedged the Fund’s exposure to certain
Europe ex-UK, Asia ex-Japan and emerging markets were the	currencies through the use of forward currency contracts in order
stand out markets over the period, while the UK, Australia	to allow RIM to make certain country allocation decisions without
and Canada were the biggest laggards. Improving economic	generating equivalent currency exposures. RIM’s currency
fundamentals in both regions were tailwinds over the fiscal	hedging strategy also incorporated RIM’s views on currency
year. The Fund’s underweights to Australia and the UK and an	market factors that are expected to result in positive returns over
overweight to emerging markets were broadly favorable.	time, creating very small active currency positioning relative to the Fund’s benchmark. The Fund’s currency positions did not
In terms of sector returns within the Index for the fiscal year,	have a material impact on the Fund’s benchmark-relative returns
cyclical sectors and sectors with high growth expectations such	for the period.
as industrials and technology had the strongest outperformance.
Defensive and commodity sectors, especially consumer staples,	During the period, RIM used index futures contracts to equitize
health care and energy, were the biggest laggards. The Fund’s	the Fund’s cash. The decision to equitize cash was beneficial to
overweight to banks contributed positively, while the impact of	the Fund’s absolute performance for the fiscal year as the market
other sector bets was not significant.	produced a positive absolute return.
Amid the improving global growth outlook, value and growth factors	Describe any changes to the Fund’s structure.
outperformed during the fiscal year as investors chased cheaper,	There were no significant changes to the Fund’s structure during
cyclical stocks and stocks with high earnings expectations. The	the period.

952 Multifactor International Equity Fund

Russell Investment Company
Multifactor International Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The views expressed in this report reflect those of the
portfolio managers only through the end of the period
covered by the report. These views do not necessarily
represent the views of RIM, or any other person in RIM or
any other affiliated organization. These views are subject to change at any time based upon market conditions or other
events, and RIM disclaims any responsibility to update the
views contained herein. These views should not be relied on
as investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on July 31, 2014.

** The Russell Developed ex-U.S. Large Cap® Index Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer of the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

^ Effective September 15, 2017, Class T Shares were redesignated as Class M Shares.

‡ The Fund first issued Class M Shares on January 2, 2015. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class Y Shares.
Class M Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class Y Shares.

‡‡ The Fund first issued Class R6 Shares on March 1, 2016.  The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y
Shares.  Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y Shares.

‡‡‡ The Fund first issued Class S Shares on January 2, 2015. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class Y Shares.
Class S Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class Y Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Multifactor International Equity Fund 953

Russell Investment Company
Multifactor International Equity Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help you			Performance (5%
understand your ongoing costs (in dollars) of investing in the fund		Actual	return before
and to compare these costs with the ongoing costs of investing in	Class M	Performance	expenses)
Beginning Account Value
other mutual funds. The Example is based on an investment of	May 1, 2017	$1,000.00	$1,000.00
$1,000 invested at the beginning of the period and held for the	Ending Account Value
entire period indicated, which for this Fund is from May 1, 2017	October 31, 2017	$1,117.10	$1,022.53
to October 31, 2017.	Expenses Paid During Period*	$2.83	$2.70

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.53%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period) . May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class R6	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2017	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2017	$1,118.30	$1,022.63
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$2.72	$2.60
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 0.51%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period) . May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class S	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2017	$1,116.10	$1,021.78
	Expenses Paid During Period*	$3.63	$3.47

* Expenses are equal to the Fund's annualized expense ratio of 0.68%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

954 Multifactor International Equity Fund

Russell Investment Company
Multifactor International Equity Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,117.20	$1,022.68
Expenses Paid During Period*	$2.67	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Multifactor International Equity Fund 955

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 95.1%			Vocus Group, Ltd.	63,589	141
Australia - 4.0%			Washington H Soul Pattinson & Co. , Ltd.	11,003	141
Adelaide Brighton, Ltd.	37,336	178	Wesfarmers, Ltd. (Æ)	21,749	697
AGL Energy, Ltd.	34,099	660	Westfield Corp. (ö)	36,317	216
Alumina, Ltd.	55,352	99	Westpac Banking Corp.	100,824	2,549
Ansell, Ltd. - GDR	8,273	152	Woodside Petroleum, Ltd.	28,468	672
APA Group	36,205	237	Woolworths, Ltd.	14,237	282
Aristocrat Leisure, Ltd.	41,526	749			37,629
ASX, Ltd. - ADR	5,588	232
Australia & New Zealand Banking			Austria - 0.8%
Group, Ltd. - ADR	117,466	2,693	ams AG(Æ)	1,076	98
Bank of Queensland, Ltd.	37,334	382	Andritz AG	2,532	143
Bendigo & Adelaide Bank, Ltd.	71,383	625	Erste Group Bank AG(Æ)	42,531	1,828
BHP Billiton, Ltd. - ADR	115,055	2,352	EVN AG	13,173	208
Boral, Ltd.	52,748	289	Immofinanz AG(Æ)	32,751	83
Brambles, Ltd.	22,082	160	Mayr Melnhof Karton AG	1,365	198
Caltex Australia, Ltd.	16,725	440	OMV AG	21,793	1,309
Challenger, Ltd.	38,710	394	Raiffeisen Bank International AG(Æ)	16,347	570
CIMIC Group, Ltd.	41	2	Strabag SE	11,953	500
Cochlear, Ltd.	5,226	706	Telekom Austria AG - ADR(Æ)	26,681	250
Commonwealth Bank of Australia - ADR	48,146	2,863	UNIQA Insurance Group AG	18,146	186
Computershare, Ltd.	36,494	438	Verbund AG Class A	12,063	293
Crown Resorts, Ltd.	13,352	119	Vienna Insurance Group AG Wiener
CSL, Ltd.	21,497	2,293	Versicherung Gruppe	5,552	163
Dexus Property Group(Æ)(ö)	28,796	215	Voestalpine AG	23,292	1,282
Domino's Pizza Enterprises, Ltd. (Ñ)	3,610	129			7,111
Flight Centre, Ltd.	5,799	208
Fortescue Metals Group, Ltd.	260,969	929	Belgium - 1.1%
GPT Group (The)(ö)	75,931	296	Ackermans & van Haaren NV	1,450	248
Harvey Norman Holdings, Ltd. (Ñ)	71,745	208	Ageas	23,992	1,164
Iluka Resources, Ltd.	31,721	230	Anheuser-Busch InBev SA	24,019	2,943
Incitec Pivot, Ltd.	39,723	117	Bekaert SA	3,640	172
LendLease Group	126,129	1,570	Cie d'Entreprises CFE	1,618	237
Macquarie Group, Ltd.	11,400	860	Colruyt SA	4,849	248
Magellan Financial Group, Ltd. - ADR	6,105	114	D'ieteren SA	4,604	211
National Australia Bank, Ltd. - ADR	127,314	3,196	Elia System Operator SA	5,096	296
Newcrest Mining, Ltd.	20,035	342	Galapagos NV(Æ)	1,967	191
Orica, Ltd.	17,962	288	Groupe Bruxelles Lambert SA	2,357	253
Origin Energy, Ltd. (Æ)	61,882	377	KBC Groep NV	21,848	1,815
Platinum Asset Management, Ltd. (Ñ)	23,404	131	Sofina SA	1,826	275
Qantas Airways, Ltd. (Æ)	105,118	499	Solvay SA	8,025	1,192
QBE Insurance Group, Ltd.	115,994	949	Telenet Group Holding NV(Æ)	3,235	224
Ramsay Health Care, Ltd.	3,644	187	UCB SA	3,565	260
REA Group, Ltd.	2,694	149	Umicore SA	5,438	243
Reece, Ltd.	3,952	134			9,972
Rio Tinto, Ltd. - ADR	19,324	1,031
Santos, Ltd. (Æ)	41,442	143	Canada - 6.4%
Scentre Group(ö)	62,891	194	Agnico Eagle Mines, Ltd.	13,156	587
SEEK, Ltd.	11,022	155	Agrium, Inc.	3,078	335
South32, Ltd.	456,661	1,182	Alimentation Couche-Tard, Inc. Class B	10,253	481
Star Entertainment Grp, Ltd. (The)	19,664	87	AltaGas, Ltd. - ADR	4,072	93
Stockland(ö)	94,551	327	Atco, Ltd. Class I	4,304	156
Suncorp Group, Ltd.	25,478	265	Bank of Montreal	32,217	2,468
Tatts Group, Ltd.	23,372	75	Bank of Nova Scotia (The)	56,528	3,649
Telstra Corp. , Ltd.	81,504	221	Barrick Gold Corp.	10,046	145
Transurban Group - ADR(Æ)	64,725	603	BCE, Inc.	3,369	156
Treasury Wine Estates, Ltd.	83,726	1,009	BlackBerry, Ltd. - ADR(Æ)	17,966	197
Vicinity Centres(ö)	220,816	448	Bombardier, Inc. Class B(Æ)	49,413	105

See accompanying notes which are an integral part of the financial statements.

956 Multifactor International Equity Fund

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Brookfield Asset Management, Inc.			Rogers Communications, Inc. Class A(Å)	1,768	93
Class A	29,624	1,243	Rogers Communications, Inc. Class B	8,995	467
CAE, Inc.	14,419	255	Royal Bank of Canada - GDR	67,813	5,301
Cameco Corp.	8,646	70	Saputo, Inc. - ADR	7,062	255
Canadian Imperial Bank of Commerce	25,210	2,219	Seven Generations Energy, Ltd. Class
Canadian National Railway Co.	29,439	2,369	A(Æ)	9,901	150
Canadian Natural Resources, Ltd.	17,925	626	Shopify, Inc. Class A(Æ)	4,192	417
Canadian Pacific Railway, Ltd.	3,433	595	SNC-Lavalin Group, Inc.	2,462	111
Canadian Tire Corp. , Ltd. Class A	5,759	707	Stantec, Inc.	2,797	80
CCL Industries, Inc. Class B	9,935	479	Stars Group, Inc. (The)(Æ)	10,058	202
Cenovus Energy, Inc.	71,696	696	Sun Life Financial, Inc.	43,974	1,713
CGI Group, Inc. Class A(Æ)	5,691	302	Suncor Energy, Inc.	58,178	1,975
CI Financial Corp.	9,296	207	Teck Resources, Ltd. Class B	57,982	1,185
Constellation Software, Inc.	605	344	TELUS Corp.	4,379	159
Crescent Point Energy Corp.	13,587	112	TMX Group, Ltd.	1,664	91
Detour Gold Corp. (Æ)	10,500	112	Toronto Dominion Bank	86,949	4,942
Dollarama, Inc.	10,266	1,143	Tourmaline Oil Corp. (Æ)	6,726	123
Element Fleet Management Corp.	14,527	112	TransCanada Corp.	20,654	981
Enbridge Income Fund Holdings, Inc.	9,182	214	Trisura Group, Ltd. (Æ)	299	7
Enbridge, Inc.	12,098	465	West Fraser Timber Co. , Ltd.	10,933	665
Encana Corp.	20,196	236	WestJet Airlines, Ltd.	7,905	165
Fairfax Financial Holdings, Ltd.	166	87	Wheaton Precious Metals Corp.	3,944	82
First Quantum Minerals, Ltd.	38,513	431	WSP Global, Inc.	5,611	251
Fortis, Inc.	5,944	219	Yamana Gold, Inc.	60,144	156
Franco-Nevada Corp. Class T	12,232	972			60,214
Genworth MI Canada, Inc.	5,562	173
George Weston, Ltd.	850	71	Cayman Islands - 0.4%
Gildan Activewear, Inc. Class A	5,791	177	AAC Technologies Holdings, Inc.	73,189	1,340
Goldcorp, Inc.	20,476	267	China Mengniu Dairy Co. , Ltd. (Æ)	39,397	109
Great-West Lifeco, Inc.	34,344	956	CK Asset Holdings, Ltd.	307,554	2,530
H&R Real Estate Investment Trust(ö)	6,300	105			3,979
Home Capital Group, Inc. Class B(Ñ)	10,471	113
Hudson's Bay Co. - ADR(Ñ)	8,734	76	China - 0.1%
Husky Energy, Inc. (Æ)	34,810	451	Minth Group, Ltd.	38,000	205
IGM Financial, Inc.	3,278	116	Tingyi Cayman Islands Holding Corp.	180,000	285
Imperial Oil, Ltd.	34,558	1,121			490
Industrial Alliance Insurance &
Financial Services, Inc.	9,177	416	Denmark - 1.4%
Intact Financial Corp.	4,944	404	AP Moller - Maersk A/S Class A	222	412
Keyera Corp.	4,938	145	AP Moller - Maersk A/S Class B	372	716
Kinross Gold Corp. (Æ)	22,006	87	Carlsberg A/S Class B	2,209	252
Linamar Corp.	5,970	362	Chr Hansen Holding A/S	6,398	560
Loblaw Cos. , Ltd.	10,243	529	Coloplast A/S Class B	5,671	499
Lundin Mining Corp.	75,822	578	Danske Bank A/S	56,607	2,159
Magna International, Inc. Class A	43,145	2,354	DSV A/S	18,430	1,425
Manulife Financial Corp.	186,112	3,742	FLSmidth & Co. A/S(Ñ)	3,690	253
Maple Leaf Foods, Inc.	3,596	93	Genmab A/S(Æ)	2,036	412
Metro, Inc. Class A	11,822	372	GN Store Nord A/S	13,719	454
National Bank of Canada	10,063	488	H Lundbeck A/S	5,109	304
Open Text Corp.	9,316	326	Jyske Bank A/S	10,792	609
Pembina Pipeline Corp.	27,784	919	Novo Nordisk A/S Class B	36,396	1,811
Potash Corp. of Saskatchewan, Inc.	30,764	599	Novozymes A/S Class B	7,231	399
Power Corp. of Canada	30,908	793	Pandora A/S	6,890	651
Power Financial Corp.	22,555	631	Rockwool International A/S Class B	419	114
Progressive Waste Solutions, Ltd.	7,758	548	TDC A/S	82,260	487
Restaurant Brands International, Inc.	11,523	744	Topdanmark A/S(Æ)	5,308	218
RioCan Real Estate Investment Trust(ö)	12,390	235	Vestas Wind Systems A/S	15,605	1,376
Ritchie Bros Auctioneers, Inc.	2,334	65

See accompanying notes which are an integral part of the financial statements.

Multifactor International Equity Fund 957

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
William Demant Holding A/S(Æ)	11,894	344	Eutelsat Communications SA	20,695	519
		13,455	Faurecia	10,367	754
			Financiere de L'Odet	159	174
Finland - 1.2%			Fonciere Des Regions(ö)	3,263	332
Amer Sports OYJ Class A(Æ)	9,438	235	Havas SA(Ñ)	10,497	113
Cargotec OYJ Class B	2,754	163	Iliad SA	787	197
Elisa OYJ Class A	7,636	308	Imerys SA	3,092	282
Fortum OYJ	31,664	672	Ingenico Group SA	2,182	212
Huhtamaki OYJ	5,881	251	Ipsen SA	3,088	373
Kesko OYJ Class B	4,935	252	Kering	5,461	2,504
Kone OYJ Class B	12,111	656	Klepierre SA - GDR(ö)	2,580	103
Metso OYJ	7,041	256	Korian SA Class B	2,927	95
Neste OYJ	15,112	842	Legrand SA - ADR	7,543	561
Nokia OYJ	91,967	452	L'Oreal SA	5,970	1,329
Nokian Renkaat OYJ	4,317	198	LVMH Moet Hennessy Louis Vuitton
Orion OYJ Class A	4,659	191	SE - ADR	11,762	3,510
Orion OYJ Class B	10,089	414	Metropole Television SA	4,769	110
Outokumpu OYJ	53,936	510	Natixis SA	124,261	975
Sampo OYJ Class A	11,304	592	Nexity SA(Æ)	3,690	227
Stora Enso OYJ Class R	108,999	1,704	Orange SA - ADR	94,854	1,557
UPM-Kymmene OYJ	80,879	2,430	Orpea	1,688	202
Wartsila OYJ Abp Class B	10,460	674	Pernod Ricard SA	3,292	494
		10,800	Peugeot SA	33,991	807
			Plastic Omnium SA	4,629	193
France - 8.9%			Publicis Groupe SA - ADR	4,224	275
Aeroports de Paris	1,358	229	Remy Cointreau SA	1,437	187
Air France-KLM(Æ)	17,000	266	Renault SA	18,959	1,882
Air Liquide SA Class A	6,598	840	Rexel SA Class H	29,451	526
Airbus Group SE	22,978	2,350	Safran SA	13,172	1,388
Alstom SA(Æ)	13,744	556	Sanofi - ADR	53,801	5,096
Altran Technologies SA	13,480	249	Sartorius Stedim Biotech	3,429	234
Amundi SA(Þ)	4,277	363	Schneider Electric SE(Æ)	26,788	2,350
Arkema SA	15,054	1,902	SCOR SE - ADR	17,804	740
Atos SE	11,360	1,766	SEB SA	2,895	540
AXA SA	103,437	3,125	Societe BIC SA	2,208	233
bioMerieux	4,803	377	Societe Fonciere Lyonnaise SA(ö)	1,630	104
BNP Paribas SA	66,715	5,214	Societe Generale SA	45,892	2,556
Bollore SA	57,868	280	Sodexo SA	3,592	457
Bouygues SA - ADR	16,818	808	Somfy SA	1,218	123
Capgemini SE	11,354	1,381	Sopra Steria Group	1,699	319
Carrefour SA	54,618	1,099	SPIE SA	4,803	126
Casino Guichard Perrachon SA	5,622	321	Suez Environnement Co.	17,475	307
Christian Dior SE	4,273	1,467	Teleperformance - GDR	4,758	694
Cie de Saint-Gobain	45,108	2,647	Thales SA	3,932	410
CNP Assurances	20,761	483	Total SA	116,735	6,510
Credit Agricole SA	144,720	2,528	UBISOFT Entertainment(Æ)	2,086	159
Criteo SA - ADR(Æ)(Ñ)	1,913	80	Unibail-Rodamco SE(ö)	2,247	563
Danone SA	15,679	1,282	Valeo SA	22,221	1,504
Dassault Aviation SA	168	262	Veolia Environnement SA	20,395	483
Dassault Systemes	7,736	822	Vicat SA	2,207	171
Edenred	11,506	332	Vinci SA(Ñ)	17,748	1,738
Eiffage SA	13,169	1,376	Vivendi SA - ADR	41,518	1,032
Electricite de France SA	39,064	512	Worldline SA(Æ)(Þ)	5,717	280
Elior Group(Þ)	3,016	86	Zodiac Aerospace	8,344	239
Engie SA	102,713	1,737			83,357
Essilor International SA	10,339	1,310
Euler Hermes Group	1,691	196	Germany - 8.2%
Eurazeo SA	2,818	262	adidas AG	14,641	3,258

See accompanying notes which are an integral part of the financial statements.

958 Multifactor International Equity Fund

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Allianz SE	30,200	7,014	Rheinmetall AG	7,151	843
Aurubis AG	6,079	501	Rhoen Klinikum AG	2,460	86
BASF SE	47,014	5,127	RWE AG	31,673	792
Bayer AG	40,478	5,287	Salzgitter AG	7,994	387
Bayerische Motoren Werke AG	29,427	2,999	SAP SE - ADR	38,972	4,433
Beiersdorf AG	3,782	424	Siemens AG	42,643	6,083
Bilfinger SE(Ñ)	2,165	88	Software AG	4,163	212
Brenntag AG	5,281	299	STADA Arzneimittel AG	4,021	387
Carl Zeiss Meditec AG	1,768	94	Suedzucker AG	15,959	317
Commerzbank AG(Æ)	112,542	1,542	Symrise AG	5,733	446
Continental AG	5,723	1,453	Talanx AG	2,635	103
Covestro AG(Þ)	16,773	1,614	ThyssenKrupp AG - ADR	13,010	347
CTS Eventim AG & Co. KGaA	5,318	220	Uniper SE	26,174	735
Daimler AG	53,915	4,477	United Internet AG	5,247	332
Deutsche Bank AG	41,071	667	Volkswagen AG	485	90
Deutsche Boerse AG	11,157	1,152	Vonovia SE	18,234	803
Deutsche Lufthansa AG	37,191	1,187	Wacker Chemie AG	1,958	307
Deutsche Post AG	24,751	1,133	Wirecard AG	3,333	328
Deutsche Telekom AG	103,861	1,892	Zalando SE(Æ)(Þ)	2,425	121
Deutsche Wohnen SE	8,786	375			77,114
Duerr AG	1,867	258
E. ON SE	29,979	354	Hong Kong - 2.3%
Evonik Industries AG	9,626	351	AIA Group, Ltd.	438,146	3,297
Fraport AG Frankfurt Airport Services			Bank of East Asia, Ltd. (The)	89,013	390
Worldwide	1,026	98	BOC Hong Kong Holdings, Ltd.	71,459	341
Freenet AG	8,999	301	Chinese Estates Holdings, Ltd.	19,000	32
Fresenius Medical Care AG & Co.	3,496	338	CK Hutchison Holdings, Ltd.	187,686	2,384
Fresenius SE & Co. KGaA	15,526	1,297	Galaxy Entertainment Group, Ltd.	165,000	1,124
Fuchs Petrolub AG	1,701	85	Hang Lung Properties, Ltd. - ADR	134,000	308
GEA Group AG	8,688	419	Hang Seng Bank, Ltd.	15,000	355
Hannover Rueck SE	5,504	690	Henderson Land Development Co. , Ltd.	169,989	1,108
Hapag-Lloyd AG(Æ)(Þ)	8,741	383	Hong Kong Exchanges & Clearing, Ltd.	35,400	986
HeidelbergCement AG	18,648	1,900	Hongkong Land Holdings, Ltd.	83,000	602
Hella KGaA Hueck & Co.	5,732	346	I-CABLE Communications, Ltd. (Æ)	125,129	4
Henkel AG & Co. KGaA	2,244	283	Jardine Matheson Holdings, Ltd.	23,500	1,506
Hochtief AG	1,980	350	Jardine Strategic Holdings, Ltd.	23,300	978
Hugo Boss AG	4,368	392	Link Real Estate Investment Trust(ö)	75,972	640
Infineon Technologies AG - ADR	81,837	2,241	Melco Crown Entertainment, Ltd. (Å)
Innogy SE(Þ)	11,071	515	(Æ)(Š)	8,400	71
K+S AG	13,960	337	New World Development Co. , Ltd.	387,123	577
KION Group AG	5,847	470	NWS Holdings, Ltd.	117,000	237
Krones AG	1,366	173	Semiconductor Manufacturing
Lanxess AG	8,330	651	International Corp. (Æ)	122,000	187
LEG Immobilien AG	3,067	312	Sino Land Co. , Ltd.	272,178	470
Linde AG	2,412	521	Sun Hung Kai Properties, Ltd.	137,596	2,251
MAN SE	1,686	187	Swire Pacific, Ltd. Class A	72,525	717
Merck KGaA	2,235	239	Swire Properties, Ltd.	57,200	193
Metro AG	14,432	188	Techtronic Industries Co. , Ltd.	24,000	141
Metro Wholesale & Food Specialist			WH Group, Ltd. (Þ)	510,500	517
AG(Æ)	19,483	372	Wharf Holdings, Ltd. (The)	182,772	1,667
MTU Aero Engines AG	6,937	1,171	Wheelock & Co. , Ltd.	106,000	741
Muenchener Rueckversicherungs-			Xinyi Glass Holdings, Ltd.	118,000	115
Gesellschaft AG in Muenchen	11,835	2,648	Yue Yuen Industrial Holdings, Ltd.	18,536	71
Nordex SE(Æ)(Ñ)	14,392	149			22,010
OSRAM Licht AG	4,904	377
ProSiebenSat. 1 Media SE	2,023	71	Ireland - 0.5%
Puma SE	697	316	Bank of Ireland Group PLC(Æ)	53,444	419
Rational AG	573	376	CRH PLC	34,301	1,295

See accompanying notes which are an integral part of the financial statements.

Multifactor International Equity Fund 959

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
DCC PLC	2,195	208	Prysmian SpA	11,067	381
Glanbia PLC	12,058	233	Recordati SpA	12,746	592
Icon PLC(Æ)	5,682	675	Saipem SpA(Æ)	76,014	320
Jazz Pharmaceuticals PLC(Æ)	3,133	443	Snam Rete Gas SpA	50,801	260
Kerry Group PLC Class A	3,024	305	Telecom Italia SpA(Æ)	1,468,875	1,273
Kingspan Group PLC	11,870	496	Terna Rete Elettrica Nazionale SpA	60,464	365
Paddy Power Betfair PLC	4,560	466	Tod's SpA	1,203	80
Smurfit Kappa Group PLC	11,058	330	UniCredit SpA(Æ)	157,661	3,011
		4,870	Unione di Banche Italiane SpA	139,767	655
			Unipol Gruppo Finanziario SpA	66,723	301
Israel - 0.4%			UnipolSai SpA	76,978	175
Bank Hapoalim BM	78,191	553	Yoox Net-A-Porter Group SpA Class
Bank Leumi Le-Israel BM	98,253	544	A(Æ)	3,967	148
Bezeq The Israeli Telecommunication					22,870
Corp. , Ltd.	63,392	95
Check Point Software Technologies, Ltd.			Japan - 23.3%
(Æ)(Ñ)	6,563	772	ABC-Mart, Inc.	1,900	96
Delek Energy Systems, Ltd.	141	55	Advantest Corp.	17,200	394
Delek Group, Ltd.	371	61	Aeon Co. , Ltd.	28,800	446
Elbit Systems, Ltd.	794	118	Aeon Mall Co. , Ltd.	9,400	168
Frutarom Industries (1995) Ltd	3,929	324	Air Water, Inc.	23,200	446
Israel Chemicals, Ltd.	41,687	174	Aisin Seiki Co. , Ltd.	26,300	1,361
Mizrahi Tefahot Bank, Ltd.	20,698	374	Ajinomoto Co. , Inc.	6,400	129
Nice, Ltd.	2,219	183	Alfresa Holdings Corp.	28,900	552
Taro Pharmaceutical Industries, Ltd. (Æ)	1,243	140	Alps Electric Co. , Ltd.	19,600	602
Teva Pharmaceutical Industries, Ltd.	52,313	726	Amada Holdings Co. , Ltd.	25,100	312
		4,119	ANA Holdings, Inc.	13,200	504
			Aozora Bank, Ltd.	9,200	361
Italy - 2.4%			Asahi Glass Co. , Ltd.	33,300	1,308
A2A SpA	201,463	346	Asahi Group Holdings, Ltd.	17,300	788
ACEA SpA	10,774	175	Asahi Intecc Co. , Ltd.	3,600	208
Assicurazioni Generali SpA	95,118	1,733	Asahi Kasei Corp.	140,000	1,701
Atlantia SpA	8,357	272	Asics Corp.	4,900	75
Autogrill SpA	10,168	133	Astellas Pharma, Inc.	57,200	764
Azimut Holding SpA	13,460	266	Bandai Namco Holdings, Inc.	11,000	379
Banca Generali SpA	3,540	116	Bank of Kyoto, Ltd. (The)	6,000	316
Banca Mediolanum SpA	12,321	105	Benesse Holdings, Inc.	8,300	282
Banca Popolare dell'Emilia Romagna			Bridgestone Corp.	47,800	2,283
SC(Ñ)	30,020	146	Brother Industries, Ltd.	28,900	697
Banco BPM SpA(Æ)(Ñ)	135,332	471	Calbee, Inc.	3,600	121
Brembo SpA	12,866	213	Canon Marketing Japan, Inc.	13,200	333
Buzzi Unicem SpA(Ñ)	8,679	242	Canon, Inc.	51,900	1,950
Credito Emiliano SpA	11,719	103	Casio Computer Co. , Ltd.	15,600	231
Davide Campari-Milano SpA	54,652	438	Central Japan Railway Co.	7,000	1,267
De' Longhi SpA	6,166	202	Century Tokyo Leasing Corp.	10,500	459
DiaSorin SpA	1,502	137	Chiba Bank, Ltd. (The)	67,000	514
Enel SpA	415,697	2,579	Chiyoda Corp. (Ñ)	24,000	143
ENI SpA - ADR	84,675	1,384	Chubu Electric Power Co. , Inc.	48,900	630
Hera SpA	130,926	421	Chugai Pharmaceutical Co. , Ltd.	8,700	416
Infrastrutture Wireless Italiane SpA(Þ)	13,281	91	Chugoku Bank, Ltd. (The)	20,100	288
Intesa Sanpaolo SpA	915,665	3,072	Chugoku Electric Power Co. , Inc. (The)	12,900	144
Italgas SpA	31,431	183	Citizen Watch Co. , Ltd.	44,200	326
Leonardo SpA	54,542	942	Concordia Financial Group, Ltd.	97,400	517
Luxottica Group SpA	5,489	315	Cosmos Pharmaceutical Corp.	900	187
Mediobanca SpA	47,194	517	Credit Saison Co. , Ltd.	13,400	271
Moncler SpA	8,800	250	CyberAgent, Inc.	8,000	247
Poste Italiane SpA(Þ)	52,339	382	CYBERDYNE, Inc. (Æ)(Ñ)	14,100	187
Prada SpA	21,600	75	Dai Nippon Printing Co. , Ltd.	19,500	469

See accompanying notes which are an integral part of the financial statements.

960 Multifactor International Equity Fund

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Daicel Chemical Industries, Ltd.	28,000	348	J Front Retailing Co. , Ltd.	22,200	329
Dai-ichi Life Holdings, Inc.	39,600	760	Japan Airport Terminal Co. , Ltd.	2,100	74
Daiichi Sankyo Co. , Ltd.	26,300	605	Japan Exchange Group, Inc.	30,900	558
Daikin Industries, Ltd.	7,500	831	Japan Post Bank Co. , Ltd.	27,600	350
Daito Trust Construction Co. , Ltd.	3,400	593	Japan Post Holdings Co. , Ltd.	34,200	395
Daiwa House Industry Co. , Ltd.	34,000	1,247	Japan Post Insurance Co. , Ltd.	6,000	129
Daiwa Securities Group, Inc.	76,000	477	Japan Tobacco, Inc.	29,400	972
DeNA Co. , Ltd.	5,000	118	JFE Holdings, Inc.	59,200	1,272
Denso Corp.	33,100	1,819	JGC Corp.	14,000	234
Disco Corp.	3,200	741	JSR Corp.	32,900	637
Don Quijote Holdings Co. , Ltd.	5,900	248	JTEKT Corp.	21,100	349
East Japan Railway Co.	5,300	515	JX Holdings, Inc.	212,500	1,094
Eisai Co. , Ltd.	6,400	358	Kajima Corp.	130,000	1,349
Electric Power Development Co. , Ltd.	22,100	556	Kakaku. com, Inc.	8,500	117
Ezaki Glico Co. , Ltd.	4,500	249	Kaken Pharmaceutical Co. , Ltd.	1,800	91
FamilyMart UNY Holdings Co. , Ltd.	6,400	365	Kamigumi Co. , Ltd.	15,500	371
FANUC Corp.	8,100	1,899	Kaneka Corp.	36,000	299
Fast Retailing Co. , Ltd.	2,200	736	Kansai Electric Power Co. , Inc. (The)	92,000	1,258
Fuji Electric Co. , Ltd.	56,000	408	Kansai Paint Co. , Ltd.	7,000	181
Fuji Heavy Industries, Ltd.	34,600	1,192	Kao Corp.	15,700	949
FUJIFILM Holdings Corp.	26,600	1,084	Kawasaki Heavy Industries, Ltd.	20,100	701
Fujitsu, Ltd.	137,000	1,060	KDDI Corp.	51,700	1,383
Fukuoka Financial Group, Inc.	66,000	341	Kewpie Corp.	6,700	166
GungHo Online Entertainment, Inc.	40,700	110	Keyence Corp.	4,100	2,268
Gunma Bank, Ltd. (The)	40,300	258	Kikkoman Corp.	11,000	377
Hachijuni Bank, Ltd. (The)	59,900	373	Kirin Holdings Co. , Ltd.	53,700	1,283
Hakuhodo DY Holdings, Inc.	11,200	155	Kobayashi Pharmaceutical Co. , Ltd.	7,600	440
Hamamatsu Photonics KK	13,700	445	Kobe Steel, Ltd. (Ñ)	26,300	222
Hankyu Hanshin Holdings, Inc.	13,800	538	Koito Manufacturing Co. , Ltd.	6,800	454
Haseko Corp.	44,600	648	Komatsu, Ltd.	43,500	1,432
Hikari Tsushin, Inc.	2,400	310	Konami Holdings Corp.	10,800	528
Hino Motors, Ltd.	52,100	672	Konica Minolta, Inc.	66,400	582
Hirose Electric Co. , Ltd.	1,100	166	Kose Corp.	3,900	472
Hiroshima Bank, Ltd. (The)	19,500	166	Kubota Corp.	20,500	386
Hisamitsu Pharmaceutical Co. , Inc.	4,500	249	Kuraray Co. , Ltd.	21,600	426
Hitachi Capital Corp.	5,700	138	Kyocera Corp.	20,600	1,370
Hitachi Chemical Co. , Ltd.	8,300	237	Kyowa Hakko Kirin Co. , Ltd.	18,200	337
Hitachi Construction Machinery Co. ,			Kyushu Electric Power Co. , Inc.	26,000	296
Ltd.	10,100	347	Kyushu Railway Co.	5,800	186
Hitachi High-Technologies Corp.	5,800	243	Lawson, Inc.	2,200	143
Hitachi Metals, Ltd.	18,100	233	LINE Corp. (Æ)(Ñ)	3,900	162
Hitachi, Ltd.	348,000	2,769	Lion Corp.	26,700	512
Hokuriku Electric Power Co.	8,500	75	LIXIL Group Corp.	15,900	439
Honda Motor Co. , Ltd.	70,100	2,192	M3, Inc.	10,200	306
Hoshizaki Corp.	5,700	540	Makita Corp.	7,900	333
Hoya Corp.	23,200	1,254	Marubeni Corp.	225,800	1,513
Ibiden Co. , Ltd.	13,700	230	Maruichi Steel Tube, Ltd.	4,300	132
Idemitsu Kosan Co. , Ltd.	21,900	635	Matsumotokiyoshi Holdings Co. , Ltd.	4,500	324
IHI Corp.	13,400	480	Mazda Motor Corp.	50,500	729
Iida Group Holdings Co. , Ltd.	20,800	400	McDonald's Holdings Co. Japan, Ltd.	7,800	335
Inpex Corp.	59,100	629	Medipal Holdings Corp.	33,100	616
Isetan Mitsukoshi Holdings, Ltd.	22,000	239	Minebea Co. , Ltd.	30,800	566
Isuzu Motors, Ltd.	78,800	1,154	MISUMI Group, Inc.	40,400	1,110
ITOCHU Corp.	132,300	2,321	Mitsubishi Chemical Holdings Corp.	194,700	2,041
Itochu Techno-Solutions Corp.	5,800	226	Mitsubishi Corp.	82,800	1,940
Itoham Yonekyu Holdings, Inc.	8,600	82	Mitsubishi Electric Corp.	99,700	1,713
Iyo Bank, Ltd. (The)	16,900	146	Mitsubishi Estate Co. , Ltd.	12,000	218
Izumi Co. , Ltd.	3,200	165	Mitsubishi Gas Chemical Co. , Inc.	39,500	963

See accompanying notes which are an integral part of the financial statements.

Multifactor International Equity Fund 961

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Mitsubishi Heavy Industries, Ltd.	29,200	1,142	Otsuka Holdings Co. , Ltd.	12,300	515
Mitsubishi Materials Corp.	13,800	524	Panasonic Corp.	76,000	1,149
Mitsubishi Motors Corp.	65,400	526	Park24 Co. , Ltd.	9,900	228
Mitsubishi Tanabe Pharma Corp.	19,600	430	PeptiDream, Inc. (Æ)	2,500	80
Mitsubishi UFJ Financial Group, Inc.	649,800	4,420	Pigeon Corp.	15,300	543
Mitsubishi UFJ Lease & Finance Co. ,			Pola Orbis Holdings, Inc.	11,700	372
Ltd.	40,300	211	Rakuten, Inc.	53,600	571
Mitsui & Co. , Ltd.	107,600	1,609	Recruit Holdings Co. , Ltd.	84,600	2,071
Mitsui Chemicals, Inc.	21,800	674	Renesas Electronics Corp. (Æ)	17,600	227
Mitsui Fudosan Co. , Ltd.	11,800	275	Resona Holdings, Inc.	146,400	792
Mitsui OSK Lines, Ltd.	11,300	346	Ricoh Co. , Ltd.	40,600	376
Mixi, Inc.	7,800	382	Rinnai Corp.	3,800	324
Mizuho Financial Group, Inc.	1,092,200	1,987	Rohm Co. , Ltd.	8,700	811
MonotaRO Co. , Ltd. (Ñ)	5,300	145	Ryohin Keikaku Co. , Ltd.	1,500	442
MS&AD Insurance Group Holdings, Inc.	43,200	1,458	Santen Pharmaceutical Co. , Ltd.	21,900	349
Murata Manufacturing Co. , Ltd.	6,700	1,056	Sawai Pharmaceutical Co. , Ltd.	2,300	130
Nabtesco Corp.	15,100	603	SBI Holdings, Inc.	29,400	464
NEC Corp.	28,200	773	SCSK Corp.	2,300	99
Nexon Co. , Ltd.	21,100	565	Secom Co. , Ltd.	7,200	547
NGK Insulators, Ltd.	13,400	264	Sega Sammy Holdings, Inc.	21,600	304
NGK Spark Plug Co. , Ltd.	30,000	683	Seiko Epson Corp.	18,100	431
NH Foods, Ltd.	5,000	143	Sekisui Chemical Co. , Ltd.	66,900	1,350
NHK Spring Co. , Ltd.	37,200	425	Sekisui House, Ltd.	45,000	841
Nidec Corp.	11,400	1,509	Seven & i Holdings Co. , Ltd.	17,900	723
Nifco, Inc.	1,500	98	Sharp Corp. (Æ)(Ñ)	12,000	379
Nintendo Co. , Ltd.	5,400	2,103	Shikoku Electric Power Co. , Inc.	24,100	315
Nippon Electric Glass Co. , Ltd.	8,400	344	Shimadzu Corp.	32,600	679
Nippon Express Co. , Ltd.	16,900	1,074	Shimamura Co. , Ltd.	2,600	289
Nippon Paint Holdings Co. , Ltd.	17,000	597	Shimano, Inc.	3,600	490
Nippon Shinyaku Co. , Ltd.	4,800	341	Shimizu Corp.	46,800	548
Nippon Shokubai Co. , Ltd.	3,400	257	Shin-Etsu Chemical Co. , Ltd.	16,000	1,695
Nippon Steel & Sumitomo Metal Corp.	50,000	1,199	Shinsei Bank, Ltd.	19,400	327
Nippon Telegraph & Telephone Corp.	36,021	1,745	Shionogi & Co. , Ltd.	14,400	775
Nippon Yusen KK(Æ)	9,500	200	Shiseido Co. , Ltd.	23,900	983
Nissan Chemical Industries, Ltd.	7,400	276	Shizuoka Bank, Ltd. (The)	58,000	566
Nissan Motor Co. , Ltd.	154,500	1,503	Showa Shell Sekiyu KK	27,000	318
Nisshin Seifun Group, Inc.	18,300	320	SMC Corp.	3,500	1,343
Nissin Foods Holdings Co. , Ltd.	4,200	264	SoftBank Group Corp.	36,300	3,213
Nitori Holdings Co. , Ltd.	8,000	1,158	Sohgo Security Services Co. , Ltd.	6,300	302
Nitto Denko Corp.	9,100	851	Sojitz Corp.	200,600	606
NOK Corp.	22,700	558	Sompo Japan Nipponkoa Holdings, Inc.	30,200	1,207
Nomura Holdings, Inc.	220,900	1,278	Sony Corp.	39,600	1,724
Nomura Real Estate Holdings, Inc.	14,200	314	Sony Financial Holdings, Inc.	13,600	226
Nomura Research Institute, Ltd.	8,700	370	Sotetsu Holdings, Inc.	3,000	77
NSK, Ltd.	88,300	1,275	Square Enix Holdings Co. , Ltd.	4,800	193
NTN Corp.	53,000	258	Stanley Electric Co. , Ltd.	16,500	609
NTT Data Corp.	30,900	358	Start Today Co. , Ltd.	10,400	283
NTT DOCOMO, Inc.	33,700	814	Sugi Holdings Co. , Ltd. - GDR	4,300	218
Obayashi Corp.	36,200	471	Sumco Corp.	18,900	416
Obic Co. , Ltd.	4,200	278	Sumitomo Chemical Co. , Ltd.	205,000	1,448
Oji Holdings Corp.	193,000	1,134	Sumitomo Corp.	168,100	2,433
Omron Corp.	3,900	218	Sumitomo Electric Industries, Ltd.	90,000	1,534
Ono Pharmaceutical Co. , Ltd.	10,600	243	Sumitomo Heavy Industries, Ltd.	15,000	634
Oracle Corp. Japan	4,100	347	Sumitomo Metal Mining Co. , Ltd.	14,500	573
Oriental Land Co. , Ltd.	5,500	440	Sumitomo Mitsui Financial Group, Inc.	44,200	1,779
ORIX Corp.	83,400	1,437	Sumitomo Mitsui Trust Holdings, Inc.	27,700	1,095
Osaka Gas Co. , Ltd.	35,800	690	Sumitomo Realty & Development Co. ,
Otsuka Corp.	5,100	346	Ltd.	18,000	602

See accompanying notes which are an integral part of the financial statements.

962 Multifactor International Equity Fund

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Sumitomo Rubber Industries, Ltd.	32,000	609	Yokohama Rubber Co. , Ltd. (The)	27,200	612
Sundrug Co. , Ltd.	6,100	265			218,526
Suntory Beverage & Food, Ltd.	6,400	293
Suruga Bank, Ltd.	6,300	142	Jersey - 0.7%
Suzuken Co. , Ltd.	10,400	375	Experian PLC	8,308	175
Suzuki Motor Corp.	19,600	1,073	Glencore PLC(Æ)	959,731	4,620
Sysmex Corp.	8,300	569	Janus Henderson Group PLC	7,389	257
T&D Holdings, Inc.	39,000	609	Randgold Resources, Ltd.	1,023	101
Taiheiyo Cement Corp.	14,300	574	Shire PLC - ADR	23,239	1,144
Taisho Pharmaceutical Holdings Co. ,			Wolseley PLC - ADR	10,252	715
Ltd.	3,300	251			7,012
Taiyo Nippon Sanso Corp.	13,000	156
Takashimaya Co. , Ltd.	50,000	460	Luxembourg - 0.5%
Takeda Pharmaceutical Co. , Ltd.	34,200	1,925	Aperam SA	4,829	260
TDK Corp.	8,000	617	ArcelorMittal SA(Æ)	74,107	2,125
Teijin, Ltd.	15,800	335	Eurofins Scientific SE	763	477
Temp Holdings Co. , Ltd.	10,900	269	Millicom International Cellular SA	3,580	229
Terumo Corp.	7,700	321	RTL Group SA	1,910	142
THK Co. , Ltd.	11,100	406	Samsonite International SA	72,900	306
Toho Co. , Ltd.	8,400	277	SES SA	21,706	353
Tohoku Electric Power Co. , Inc.	58,400	764	Tenaris SA	29,382	401
Tokio Marine Holdings, Inc.	34,800	1,500	Ternium SA - ADR	9,338	290
Tokyo Broadcasting System Holdings,					4,583
Inc.	16,800	342
Tokyo Electric Power Co. Holdings, Inc.			Netherlands - 3.4%
(Æ)	126,100	518	Aalberts Industries NV	8,502	419
Tokyo Electron, Ltd.	11,400	1,995	ABN AMRO Group NV(Þ)	44,537	1,376
Tokyo Gas Co. , Ltd.	25,200	628	Aegon NV	211,033	1,247
Tokyo Tatemono Co. , Ltd.	8,900	125	AerCap Holdings NV(Æ)	15,537	818
Tokyu Fudosan Holdings Corp.	74,800	491	Akzo Nobel NV(Ñ)	13,067	1,183
Toppan Printing Co. , Ltd.	56,000	566	Altice NV Class A(Æ)	20,421	385
Toray Industries, Inc.	57,000	578	Altice NV Class B(Æ)	3,333	63
Toshiba Corp. (Æ)	109,000	318	ASM International NV	8,584	575
Tosoh Corp.	49,000	1,062	ASML Holding NV	19,390	3,498
TOTO, Ltd.	5,900	290	ASR Nederland NV	8,981	369
Toyo Seikan Group Holdings, Ltd.	14,300	253	Boskalis Westminster	7,520	269
Toyo Suisan Kaisha, Ltd.	5,000	192	Core Laboratories NV	1,868	187
Toyoda Gosei Co. , Ltd.	15,200	371	Euronext NV(Þ)	3,911	232
Toyota Boshoku Corp.	8,500	171	EXOR NV	5,779	371
Toyota Industries Corp.	22,100	1,360	Ferrari NV	6,626	794
Toyota Motor Corp.	115,300	7,161	Gemalto NV	6,395	253
Toyota Tsusho Corp.	23,200	846	HAL Trust	1,199	222
Trend Micro, Inc.	7,800	420	Heineken Holding NV	2,708	251
Tsuruha Holdings, Inc.	3,400	420	Heineken NV	3,314	323
Unicharm Corp.	22,500	512	ING Groep NV	271,122	5,008
USS Co. , Ltd.	20,800	421	Koninklijke Ahold Delhaize NV	105,278	1,980
Welcia Holdings Co. , Ltd.	5,100	194	Koninklijke DSM NV	15,838	1,351
Yahoo! Japan Corp.	51,200	229	Koninklijke KPN NV	24,285	84
Yakult Honsha Co. , Ltd.	7,000	578	Koninklijke Philips NV	30,379	1,236
Yamada Denki Co. , Ltd.	107,800	573	Koninklijke Vopak NV	2,273	98
Yamaguchi Financial Group, Inc.	24,000	291	Mobileye NV(Æ)(Ñ)	16,570	1,039
Yamaha Corp.	13,400	528	NN Group NV	29,976	1,255
Yamaha Motor Co. , Ltd.	41,200	1,233	OCI NV(Æ)(Ñ)	9,645	229
Yamato Holdings Co. , Ltd.	12,600	259	Philips Lighting NV(Þ)	7,170	271
Yaskawa Electric Corp.	33,900	1,207	Randstad Holding NV	10,897	670
Yokogawa Electric Corp.	21,300	406	Royal Dutch Shell PLC Class A	117,613	3,701
			SBM Offshore NV	27,035	483
			Trivago NV - ADR(Æ)(Ñ)	24,095	176

See accompanying notes which are an integral part of the financial statements.

Multifactor International Equity Fund 963

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Wolters Kluwer NV	11,753	576	Aena SA(Þ)	6,400	1,175
X5 Retail Group NV - GDR(Æ)	9,995	411	Almirall SA	4,770	46
Yandex NV Class A(Æ)	6,060	205	Amadeus IT Group SA Class A	28,388	1,926
		31,608	Atresmedia Corp. de Medios de
			Comunicacion SA	7,020	72
New Zealand - 0.1%			Banco Bilbao Vizcaya Argentaria SA
Auckland International Airport, Ltd.	32,216	138	- ADR	494,234	4,324
Fisher & Paykel Healthcare Corp. , Ltd.	28,945	262	Banco de Sabadell SA - ADR	774,072	1,551
Fletcher Building, Ltd.	25,072	127	Banco Santander SA - ADR	855,841	5,808
Mercury NZ, Ltd.	40,220	91	Bankia SA	145,244	694
		618	Bankinter SA	56,332	532
			Bolsas y Mercados Espanoles SHMSF
Norway - 0.8%			SA	4,255	146
DNB ASA	141,245	2,724	CaixaBank SA	393,986	1,845
Kongsberg Gruppen ASA	5,081	93	Cellnex Telecom SA(Þ)	3,632	90
Leroy Seafood Group ASA	30,430	183	Corp. Financiera Alba SA	5,491	322
Marine Harvest ASA(Æ)	24,533	479	Distribuidora Internacional de
Norsk Hydro ASA	179,326	1,386	Alimentacion SA	30,570	150
Orkla ASA	33,436	327	Ebro Foods SA	10,139	244
Salmar ASA Class A	2,386	71	Enagas SA	21,814	628
Statoil ASA Class N(Ñ)	22,144	449	Endesa SA - ADR	23,356	535
Telenor ASA	37,860	804	Ferrovial SA(Ñ)	11,431	248
Yara International ASA	17,701	840	Fomento de Construcciones y Contratas
		7,356	SA(Æ)	11,830	126
			Gamesa Corp. Technologica SA	21,021	305
Portugal - 0.3%			Gas Natural SDG SA	41,674	892
Banco BPI SA Class G(Å)(Æ)	221,055	299	Gestamp Automocion SA(Æ)(Þ)	22,736	151
Banco Comercial Portugues SA Class			Grupo Catalana Occidente SA	6,749	284
R(Æ)	1,022,782	306	Iberdrola SA	313,193	2,532
Banco Espirito Santo SA Class C(Å)			Industria de Diseno Textil SA(Ñ)	48,038	1,796
(Æ)(Š)	22,842	3	Mapfre SA	98,018	321
Energias de Portugal SA	348,456	1,243	Melia Hotels International SA	7,743	106
Jeronimo Martins SGPS SA	25,838	470	Merlin Properties Socimi SA(ö)	13,625	180
Navigator Co. SA (The) - ADR	45,893	234	Obrascon Huarte Lain SA(Æ)(Ñ)	61,200	344
Sonae SGPS SA	162,884	195	Repsol SA - ADR	139,584	2,616
		2,750	Tecnicas Reunidas SA(Ñ)	3,603	116
			Telefonica SA - ADR	181,895	1,906
Singapore - 1.0%			Zardoya Otis SA	13,699	148
CapitaLand Mall Trust Class A(Æ)(ö)	77,800	115			34,228
CapitaLand, Ltd.	181,000	487
City Developments, Ltd.	41,700	396	Sweden - 3.1%
DBS Group Holdings, Ltd.	130,700	2,185	AAK AB	1,138	92
Flextronics International, Ltd. (Æ)	33,113	589	Alfa Laval AB	23,291	589
Genting Singapore PLC	97,400	87	Assa Abloy AB Class B	35,408	746
Global Logistic Properties, Ltd.	101,400	247	Atlas Copco AB Class A	56,738	2,482
Jardine Cycle & Carriage, Ltd.	8,000	231	Atlas Copco AB Class B	15,598	618
Oversea-Chinese Banking Corp. , Ltd.	276,438	2,414	Axfood AB	9,352	169
Singapore Telecommunications, Ltd.	74,600	206	Axis Communications AB	312	14
United Overseas Bank, Ltd.	90,700	1,639	BillerudKorsnas AB	16,108	277
Wilmar International, Ltd.	91,300	227	Boliden AB	33,207	1,162
Yangzijiang Shipbuilding Holdings, Ltd.	79,900	92	Castellum AB	28,085	451
		8,915	Electrolux AB	16,189	572
			Elekta AB Class B	21,117	203
Spain - 3.7%			Essity Aktiebolag Class A(Æ)	4,083	122
Abertis Infraestructuras SA	29,798	645	Essity Aktiebolag Class B(Æ)	14,398	430
Acciona SA	2,994	248	Fabege AB	6,521	138
Acerinox SA	7,935	114	Fastighets AB Balder Class B(Æ)	12,726	331
ACS Actividades de Construccion y			Fingerprint Cards AB Class B(Ñ)	43,334	107
Servicios SA	26,927	1,062

See accompanying notes which are an integral part of the financial statements.

964 Multifactor International Equity Fund

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Hennes & Mauritz AB Class B	21,742	545	EMS-Chemie Holding AG	659	432
Hexagon AB Class B	13,306	683	Flughafen Zurich AG	959	209
Hexpol AB	7,509	76	GAM Holding AG(Æ)	22,618	353
Holmen AB Class B	3,835	188	Geberit AG	1,332	604
Hufvudstaden AB Class A	15,438	254	Georg Fischer AG	247	305
Husqvarna AB Class B	28,573	279	Givaudan SA	284	634
ICA Gruppen AB	8,459	312	Helvetia Holding AG	346	186
Investment AB Latour Class B	16,036	222	Idorsia, Ltd. (Æ)	4,580	90
Kindred Group PLC(Æ)	7,128	91	Julius Baer Group, Ltd. (Æ)	10,869	643
L E Lundbergforetagen AB Class B	4,062	317	Kaba Holding AG(Æ)	110	109
Lifco AB Class B	3,138	113	Kuehne & Nagel International AG	2,413	422
Melker Schorling AB	3,725	257	LafargeHolcim, Ltd. (Æ)	45,450	2,567
NCC AB Class B	9,989	216	Lonza Group AG(Æ)	1,784	474
NIBE Industrier AB B Shares(Æ)	23,928	239	Nestle SA	145,903	12,275
Nordea Bank AB	255,970	3,096	Novartis AG	96,079	7,924
Ratos AB Class B	32,353	155	OC Oerlikon Corp. AG(Æ)	8,269	133
Saab AB Class B	5,132	262	Partners Group Holding AG	1,421	956
Sandvik AB	88,154	1,606	PSP Swiss Property AG	1,901	167
Securitas AB Class B	19,988	351	Roche Holding AG	31,138	7,200
Skandinaviska Enskilda Banken AB			Schindler Holding AG	3,420	770
Class A	174,987	2,153	SFS Group AG(Æ)	2,626	311
Skanska AB Class B	13,505	296	SGS SA	169	417
SKF AB Class B	34,610	803	Sika AG	207	1,534
SSAB AB Class A(Æ)	111,041	544	Sonova Holding AG	2,920	528
SSAB AB Class B(Æ)	30,275	122	St. Galler Kantonalbank AG	360	163
Svenska Cellulosa AB SCA Class A	6,940	68	STMicroelectronics NV	60,570	1,427
Svenska Cellulosa AB SCA Class B	21,425	201	Straumann Holding AG	905	632
Svenska Handelsbanken AB Class A	22,071	316	Sulzer AG	1,642	211
Swedbank AB Class A	68,816	1,709	Sunrise Communications Group AG(Æ)
Tele2 AB Class B	31,103	396	(Þ)	1,002	83
Telefonaktiebolaget LM Ericsson Class B	98,575	621	Swatch Group AG (The)	2,247	169
Telia Co. AB	210,339	973	Swatch Group AG (The) Class B	1,702	668
Trelleborg AB Class B	28,273	699	Swiss Life Holding AG(Æ)	4,036	1,405
Volvo AB Class A - GDR	11,956	236	Swiss Prime Site AG Class A(Æ)	2,821	241
Volvo AB Class B	108,414	2,140	Swiss Re AG	26,590	2,504
Wallenstam AB B Shares(Æ)	11,058	103	Swisscom AG	442	223
		29,145	TE Connectivity, Ltd.	21,449	1,951
			Temenos Group AG(Æ)	5,210	602
Switzerland - 7.2%			UBS Group AG(Æ)	200,428	3,414
ABB, Ltd.	42,734	1,118	Vifor Pharma AG	1,776	228
Adecco SA	18,206	1,446	Zurich Insurance Group AG	9,956	3,042
Allreal Holding AG(Æ)	1,564	262			67,544
Alpiq Holding AG(Æ)	1,140	73
Aryzta AG(Æ)	6,128	195	United Kingdom - 12.4%
Baloise Holding AG	8,949	1,412	3i Group PLC	156,470	1,997
Barry Callebaut AG(Æ)	145	226	Admiral Group PLC	6,452	165
Basellandschaftliche Kantonalbank	215	195	Aggreko PLC	6,013	75
Berner Kantonalbank AG	1,035	187	Anglo American PLC	71,472	1,347
Bucher Industries AG	882	346	Antofagasta PLC	11,724	149
Chocoladefabriken Lindt & Spruengli			Ashmore Group PLC	19,680	101
AG	79	648	Ashtead Group PLC	15,022	387
Cie Financiere Richemont SA	22,049	2,035	Associated British Foods PLC	6,720	297
Clariant AG(Æ)	14,410	362	AstraZeneca PLC	30,782	2,086
Coca-Cola HBC AG - ADR(Æ)	7,468	252	Auto Trader Group PLC(Þ)	17,120	78
Credit Suisse Group AG(Æ)	142,657	2,252	Aviva PLC	372,090	2,497
DKSH Holding AG	1,710	143	Babcock International Group PLC	46,196	498
Dufry AG(Æ)	751	112	BAE Systems PLC	70,802	558
Emmi AG(Æ)	119	74	Barclays PLC	1,024,793	2,529

See accompanying notes which are an integral part of the financial statements.

Multifactor International Equity Fund 965

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Barratt Developments PLC	151,916	1,320	Meggitt PLC	53,640	369
Bellway PLC	16,261	788	Micro Focus International PLC(Æ)	5,096	179
Berkeley Group Holdings PLC	27,537	1,369	Mondi PLC	25,289	612
BHP Billiton PLC	112,550	2,035	National Grid PLC	152,286	1,833
BP PLC	816,161	5,532	Next PLC	9,402	614
British American Tobacco PLC	68,720	4,437	Old Mutual PLC	492,807	1,250
British Land Co. PLC (The)(ö)	15,710	125	Pearson PLC	50,180	469
BT Group PLC	356,696	1,233	Persimmon PLC Class A	41,983	1,562
BTG PLC(Æ)	9,764	98	Petrofac, Ltd.	27,705	154
Burberry Group PLC	8,892	225	Prudential PLC	120,849	2,975
Centrica PLC	236,139	533	Reckitt Benckiser Group PLC	19,478	1,742
Close Brothers Group PLC	10,926	201	RELX NV	14,627	330
CNH Industrial NV	48,773	623	RELX PLC	5,034	116
Coca-Cola European Partners PLC	23,961	979	Rentokil Initial PLC	107,500	479
Compass Group PLC	31,784	698	Rightmove PLC	2,731	151
Croda International PLC	7,150	397	Rio Tinto PLC	48,486	2,285
CYBG PLC	47,455	198	Rolls-Royce Holdings PLC(Æ)	307,756	85
Derwent London PLC(ö)	2,249	80	Royal Bank of Scotland Group PLC(Æ)	169,862	638
Diageo PLC	59,560	2,033	Royal Dutch Shell PLC Class B	329,043	10,590
Dialog Semiconductor PLC(Æ)	3,793	189	Royal Mail PLC	63,489	316
Direct Line Insurance Group PLC	65,450	323	RSA Insurance Group PLC	46,463	388
Dixons Carphone PLC	78,381	180	Sage Group PLC (The)	49,634	492
DS Smith PLC Class F	18,803	130	Scottish & Southern Energy PLC	24,140	443
easyJet PLC	13,552	241	Segro PLC(ö)	30,469	220
Fiat Chrysler Automobiles NV(Æ)	163,667	2,829	Shaftesbury PLC(ö)	6,317	83
Galiform PLC	14,028	76	Sky PLC(Æ)	12,015	150
GKN PLC	102,194	430	Smith & Nephew PLC	24,368	460
GlaxoSmithKline PLC - ADR	129,456	2,326	Smiths Group PLC	11,650	243
Greene King PLC	19,235	138	Spectris PLC	7,154	243
Halma PLC	20,459	321	Spirax-Sarco Engineering PLC	4,650	349
Hammerson PLC(ö)	14,351	100	St. James's Place PLC	35,142	549
Hargreaves Lansdown PLC	10,909	229	Standard Chartered PLC(Æ)	174,395	1,736
Hays PLC	70,486	175	Standard Life Aberdeen PLC	191,810	1,096
Hiscox, Ltd.	16,664	316	Subsea 7 SA	50,047	843
HSBC Holdings PLC	1,176,756	11,475	Tate & Lyle PLC	23,486	202
IG Group Holdings PLC	18,516	161	Taylor Wimpey PLC	504,243	1,336
IMI PLC	4,649	75	TechnipFMC PLC	28,767	783
Imperial Tobacco Group PLC	5,300	216	Travis Perkins PLC	20,547	415
Inchcape PLC	106,974	1,110	Unilever NV(Ñ)	56,113	3,260
InterContinental Hotels Group PLC(Æ)	1,863	103	Unilever PLC	59,040	3,349
Intermediate Capital Group PLC(Æ)	17,426	225	Vodafone Group PLC	637,541	1,824
International Consolidated Airlines			Weir Group PLC (The)	3,715	96
Group SA	129,622	1,094	William Hill PLC	53,885	185
Investec PLC	71,967	493	Wm Morrison Supermarkets PLC	369,029	1,098
J Sainsbury PLC	120,594	389	Worldpay Group PLC(Þ)	15,855	86
John Wood Group PLC	33,433	316			115,926
Johnson Matthey PLC	17,608	790
Just Eat PLC(Æ)	16,634	172	United States - 0.5%
Kingfisher PLC	33,720	140	Autoliv, Inc. (Ñ)	2,444	305
Land Securities Group PLC(ö)	15,921	204	BlackRock Health Sciences Trust	22,234	117
Legal & General Group PLC	709,963	2,519	Carnival PLC	15,322	1,010
Liberty Global PLC Class A(Æ)	4,812	148	IHS Markit, Ltd. (Æ)	2,208	94
Liberty Global PLC Class C(Æ)	17,662	528	Seagate Technology PLC	13,654	505
Liberty Global PLC LiLAC(Æ)	3,863	85	Sensata Technologies Holding NV(Æ)	2,493	122
Lloyds Banking Group PLC	4,143,020	3,757	Thomson Reuters Corp.	7,643	357
London Stock Exchange Group PLC	21,056	1,052	Valeant Pharmaceuticals International,
Man Group PLC	40,757	105	Inc. (Æ)	22,494	263
Marks & Spencer Group PLC	92,008	420

See accompanying notes which are an integral part of the financial statements.

966 Multifactor International Equity Fund

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal		Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
	or Shares		$		or Shares	$
Wausau Paper Corp.	88,655		1,567		(cost $13,991)	13,991
			4,340

Total Common Stocks					Total Investments 100.6%
(cost $766,170)			890,541		(identified cost $814,545)	941,312

Investments in Other Funds - 2.1%					Other Assets and Liabilities, Net
Vanguard FTSE Emerging Markets ETF	432,431		19,299	-	(0.6%)	(5,148)
Total Investments in Other Funds					Net Assets - 100.0%	936,164
(cost $17,173)			19,299

Preferred Stocks - 0.6%
Germany - 0.6%
Bayerische Motoren Werke AG
4.631%(Ÿ)	3,239		283
Fuchs Petrolub SE
1.808%(Ÿ)	8,485		476
Henkel AG & Co. KGaA
1.327%(Ÿ)	5,041		708
Jungheinrich AG
1.136%(Ÿ)	3,527		160
Porsche Automobil Holding SE
1.568%(Ÿ)	19,388		1,407
Sartorius AG
0.57%(Ÿ)	1,804		168
Schaeffler AG
3.636%(Ÿ)	12,410		197
Volkswagen AG
1.258%(Ÿ)	11,099		2,015
			5,414

Italy - 0.0%
Telecom Italia SpA
4.457%(Ÿ)	103,798		74

Total Preferred Stocks
(cost $5,218)			5,488

Warrants & Rights - 0.0%
Spain - 0.0%
Ferrovial SA(Æ)
2017 Rights	11,431		5

Total Warrants & Rights
(cost $5)			5

Short-Term Investments - 1.3%
United States - 1.3%
U. S. Cash Management Fund(@)	11,987,075	(8)	11,988
Total Short-Term Investments
(cost $11,988)			11,988

Other Securities - 1.5%
U. S. Cash Collateral Fund(×)(@)	13,991,140	(8)	13,991
Total Other Securities

See accompanying notes which are an integral part of the financial statements.

Multifactor International Equity Fund 967

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
0.0%
Banco BPI SA	07/20/16	EUR	221,055	1.24	274	299
Banco Espirito Santo SA	07/31/14	EUR	22,842	0.27	6	3
Melco Crown Entertainment, Ltd.	07/31/14	HKD	8,400	8.32	70	71
Rogers Communications, Inc.	07/20/16	CAD	1,768	41.84	74	93
						466
For a description of restricted securities see note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

968 Multifactor International Equity Fund

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts

Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
EURO STOXX 50 Index Futures			112	EUR	4,119	12/17	255
FTSE 100 Index Futures			96	GBP	7,169	12/17	145
MSCI EAFE Mini Index Futures			22	USD	2,208	12/17	23
S&P/TSX 60 Index Futures			32	CAD	6,052	12/17	338
SPI 200 Index Futures			40	AUD	5,888	12/17	137
Short Positions
S&P 500 E-Mini Index Futures			186	USD	23,926	12/17	(949)
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(51)

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
	Amount			Amount			(Depreciation)
Counterparty	Sold			Bought		Settlement Date	$
Bank of America	USD	281		AUD	359	12/20/17	(6)
Bank of America	USD	397		AUD	500	12/20/17	(15)
Bank of America	USD	1,272		AUD	1,600	12/20/17	(48)
Bank of America	USD	68		CAD	85	12/20/17	(2)
Bank of America	USD	286		CAD	350	12/20/17	(15)
Bank of America	USD	389		CAD	486	12/20/17	(12)
Bank of America	USD	1,391		CAD	1,700	12/20/17	(73)
Bank of America	USD	160		EUR	136	12/20/17	(1)
Bank of America	USD	480		EUR	400	12/20/17	(13)
Bank of America	USD	656		GBP	493	12/20/17	—
Bank of America	USD	946		GBP	700	12/20/17	(15)
Bank of America	USD	1,487		GBP	1,100	12/20/17	(24)
Bank of America	CAD	100		USD	81	12/20/17	4
Bank of America	CAD	100		USD	80	12/20/17	2
Bank of America	CAD	200		USD	161	12/20/17	6
Bank of America	CAD	200		USD	163	12/20/17	8
Bank of America	CHF	600		USD	627	12/20/17	23
Bank of America	EUR	1,000		USD	1,199	12/20/17	31
Bank of America	GBP	100		USD	135	12/20/17	2
Bank of America	JPY	275,000		USD	2,475	12/20/17	51
Bank of America	NOK	5,000		USD	639	12/20/17	26
Bank of America	SEK	5,000		USD	630	12/20/17	31
Bank of Montreal	USD	2,812		AUD	3,505	12/20/17	(130)
Bank of Montreal	USD	3,403		CAD	4,138	12/20/17	(194)
Bank of Montreal	USD	5,139		GBP	3,913	12/20/17	65
Bank of Montreal	CAD	360		USD	289	12/20/17	9
Bank of Montreal	EUR	2,900		USD	3,502	12/20/17	114
Bank of Montreal	JPY	499,500		USD	4,621	12/20/17	217
Bank of Montreal	NOK	13,475		USD	1,745	12/20/17	93
Bank of Montreal	SEK	9,813		USD	1,242	12/20/17	67
BNP Paribas	CAD	100		USD	80	12/20/17	3
Brown Brothers Harriman	USD	1,321		AUD	1,646	12/20/17	(62)
Brown Brothers Harriman	USD	2,813		AUD	3,505	12/20/17	(130)
Brown Brothers Harriman	USD	47		CAD	60	12/20/17	—
Brown Brothers Harriman	USD	72		CAD	90	12/20/17	(3)

See accompanying notes which are an integral part of the financial statements.

Multifactor International Equity Fund 969

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	USD	159	CAD	200	12/20/17	(4)
Brown Brothers Harriman	USD	243	CAD	300	12/20/17	(11)
Brown Brothers Harriman	USD	1,375	CAD	1,668	12/20/17	(81)
Brown Brothers Harriman	USD	3,410	CAD	4,138	12/20/17	(200)
Brown Brothers Harriman	USD	1,449	EUR	1,200	12/20/17	(48)
Brown Brothers Harriman	USD	3,967	EUR	3,300	12/20/17	(113)
Brown Brothers Harriman	USD	2,664	GBP	2,028	12/20/17	33
Brown Brothers Harriman	USD	5,140	GBP	3,913	12/20/17	64
Brown Brothers Harriman	USD	688	JPY	75,000	12/20/17	(27)
Brown Brothers Harriman	USD	1,980	NOK	15,500	12/20/17	(80)
Brown Brothers Harriman	AUD	100	USD	78	12/20/17	2
Brown Brothers Harriman	AUD	1,200	USD	962	12/20/17	44
Brown Brothers Harriman	CAD	50	USD	40	12/20/17	1
Brown Brothers Harriman	CAD	70	USD	55	12/20/17	1
Brown Brothers Harriman	CAD	70	USD	55	12/20/17	1
Brown Brothers Harriman	CAD	75	USD	62	12/20/17	3
Brown Brothers Harriman	CAD	100	USD	80	12/20/17	2
Brown Brothers Harriman	CAD	100	USD	82	12/20/17	5
Brown Brothers Harriman	CAD	150	USD	123	12/20/17	7
Brown Brothers Harriman	CAD	200	USD	159	12/20/17	4
Brown Brothers Harriman	CAD	900	USD	736	12/20/17	38
Brown Brothers Harriman	CAD	1,000	USD	826	12/20/17	50
Brown Brothers Harriman	CHF	1,900	USD	2,001	12/20/17	90
Brown Brothers Harriman	EUR	150	USD	174	12/20/17	(1)
Brown Brothers Harriman	EUR	200	USD	239	12/20/17	5
Brown Brothers Harriman	EUR	2,900	USD	3,503	12/20/17	115
Brown Brothers Harriman	GBP	300	USD	403	12/20/17	4
Brown Brothers Harriman	GBP	2,100	USD	2,773	12/20/17	(20)
Brown Brothers Harriman	JPY	499,500	USD	4,636	12/20/17	234
Brown Brothers Harriman	NOK	13,475	USD	1,743	12/20/17	91
Brown Brothers Harriman	SEK	9,813	USD	1,241	12/20/17	65
Citigroup	USD	1,322	AUD	1,646	12/20/17	(63)
Citigroup	USD	2,815	AUD	3,505	12/20/17	(134)
Citigroup	USD	1,376	CAD	1,668	12/20/17	(82)
Citigroup	USD	3,412	CAD	4,138	12/20/17	(203)
Citigroup	USD	1,449	EUR	1,200	12/20/17	(48)
Citigroup	USD	2,667	GBP	2,028	12/20/17	30
Citigroup	USD	5,146	GBP	3,913	12/20/17	58
Citigroup	CAD	30	USD	23	12/20/17	—
Citigroup	CAD	40	USD	31	12/20/17	—
Citigroup	CAD	300	USD	234	12/20/17	2
Citigroup	CAD	300	USD	242	12/20/17	10
Citigroup	EUR	2,900	USD	3,503	12/20/17	115
Citigroup	JPY	499,500	USD	4,637	12/20/17	233
Citigroup	NOK	13,475	USD	1,744	12/20/17	93
Citigroup	SEK	9,813	USD	1,243	12/20/17	67
Royal Bank of Canada	USD	1,322	AUD	1,646	12/20/17	(63)
Royal Bank of Canada	USD	2,815	AUD	3,505	12/20/17	(134)
Royal Bank of Canada	USD	1,375	CAD	1,668	12/20/17	(81)
Royal Bank of Canada	USD	3,410	CAD	4,138	12/20/17	(201)
Royal Bank of Canada	USD	1,451	EUR	1,200	12/20/17	(49)
Royal Bank of Canada	USD	2,667	GBP	2,028	12/20/17	30
Royal Bank of Canada	USD	5,145	GBP	3,913	12/20/17	59

See accompanying notes which are an integral part of the financial statements.

970 Multifactor International Equity Fund

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Royal Bank of Canada		EUR	2,900	USD	3,505	12/20/17	118
Royal Bank of Canada		JPY	499,500	USD	4,639	12/20/17	236
Royal Bank of Canada		NOK	13,475	USD	1,744	12/20/17	92
Royal Bank of Canada		SEK	9,813	USD	1,242	12/20/17	67
State Street		USD	56	CAD	70	12/20/17	(2)
State Street		USD	203	CAD	250	12/20/17	(9)
State Street		USD	821	CAD	1,000	12/20/17	(46)
State Street		USD	1,772	CAD	2,154	12/20/17	(101)
State Street		CAD	40	USD	32	12/20/17	1
State Street		CAD	100	USD	80	12/20/17	2
State Street		CAD	100	USD	80	12/20/17	3
State Street		CAD	100	USD	81	12/20/17	3
State Street		CAD	600	USD	494	12/20/17	29
State Street		CAD	700	USD	569	12/20/17	27
State Street		CHF	2,830	USD	2,990	12/20/17	144
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							486

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Australia	$—	$37,629		$—	$—	$37,629	4.0
Austria	—	7,111		—	—	7,111	0.8
Belgium	—	9,972		—	—	9,972	1.1
Canada	60,214	—		—	—	60,214	6.4
Cayman Islands	—	3,979		—	—	3,979	0.4
China	—	490		—	—	490	0.1
Denmark	—	13,455		—	—	13,455	1.4
Finland	—	10,800		—	—	10,800	1.2
France	80	83,277		—	—	83,357	8.9
Germany	—	77,114		—	—	77,114	8.2
Hong Kong	—	21,939		71	—	22,010	2.3
Ireland	1,118	3,752		—	—	4,870	0.5
Israel	912	3,207		—	—	4,119	0.4
Italy	—	22,870		—	—	22,870	2.4
Japan	—	218,526		—	—	218,526	23.3
Jersey	257	6,755		—	—	7,012	0.7
Luxembourg	290	4,293		—	—	4,583	0.5
Netherlands	2,836	28,772		—	—	31,608	3.4
New Zealand	—	618		—	—	618	0.1
Norway	—	7,356		—	—	7,356	0.8
Portugal	—	2,747		3	—	2,750	0.3

See accompanying notes which are an integral part of the financial statements.

Multifactor International Equity Fund 971

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Singapore	589	8,326	—	—	8,915	1.0
Spain	—	34,228	—	—	34,228	3.7
Sweden	—	29,145	—	—	29,145	3.1
Switzerland	2,159	65,385	—	—	67,544	7.2
United Kingdom	1,740	114,186	—	—	115,926	12.4
United States	1,646	2,694	—	—	4,340	0.5
Investments in Other Funds	19,299	—	—	—	19,299	2.1
Preferred Stocks	—	5,488	—	—	5,488	0.6
Warrants & Rights	5	—	—	—	5	— *
Short-Term Investments	—	—	—	11,988	11,988	1.3
Other Securities	—	—	—	13,991	13,991	1.5
Total Investments	91,145	824,114	74	25,979	941,312	100.6
Other Assets and Liabilities, Net						(0.6)
						100.0

Other Financial Instruments
Assets
Futures Contracts	898	—	—	—	898	0.1
Foreign Currency Exchange Contracts	—	3,030	—	—	3,030	0.3
A
Liabilities
Futures Contracts	(949)	—	—	—	(949)	(0.1)
Foreign Currency Exchange Contracts	—	(2,544)	—	—	(2,544)	(0.3)
Total Other Financial Instruments**	$(51)	$486	$—	$—	$435

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2017, were less than 1% of net assets.

Amounts in thousands
Fair Value
Sector Exposure	$
Consumer Discretionary	129,748
Consumer Staples	51,743
Energy	50,025
Financial Services	271,080
Health Care	62,566
Materials and Processing	110,131

See accompanying notes which are an integral part of the financial statements.

972 Multifactor International Equity Fund

Russell Investment Company
Multifactor International Equity Fund

Schedule of Investments, continued — October 31, 2017

Producer Durables	130,105
Technology	60,199
Utilities	49,731
Warrants and Rights	5
Short-Term Investments	11,988
Other Securities	13,991
Total Investments	941,312

See accompanying notes which are an integral part of the financial statements.

Multifactor International Equity Fund 973

Russell Investment Company
Multifactor International Equity Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$3,030
Variation margin on futures contracts*	898	—
Total	$898	$3,030

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$949	$—
Unrealized depreciation on foreign currency exchange contracts	—	2,544
Total	$949	$2,544
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,823	$—
Foreign currency exchange contracts	—	984
Total	$2,823	$984

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(614)	$—
Foreign currency exchange contracts	—	1,349
Total	$(614)	$1,349

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

974 Multifactor International Equity Fund

Russell Investment Company
Multifactor International Equity Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$13,717	$ — $	13,717
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	3,030	—	3,030
Total Financial and Derivative Assets		16,747	—	16,747
Financial and Derivative Assets not subject to a netting agreement		—	—	—
Total Financial and Derivative Assets subject to a netting agreement		$16,747	$ — $	16,747

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$184	$184	$—	$—
Bank of Montreal	565	324	—	241
Barclays	560	—	560	—
BNP Paribas	3	—	—	3
Brown Brothers Harriman	860	781	—	79
Citigroup	2,014	530	1,406	78
Credit Suisse	4,323	—	4,323	—
Goldman Sachs	1,822	—	1,822	—
HSBC	448	—	448	—
Merrill Lynch	2,395	—	2,395	—
Morgan Stanley	2,670	—	2,670	—
Royal Bank of Canada	601	526	—	75
Societe Generale	94	—	94	—
State Street	208	158	—	50
Total	$16,747	$2,503	$13,718	$526

See accompanying notes which are an integral part of the financial statements.

Multifactor International Equity Fund 975

Russell Investment Company
Multifactor International Equity Fund
Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Liabilities
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	$2,544	$	— $	2,544
Total Financial and Derivative Liabilities	2,544	—	2,544
Financial and Derivative Liabilities not subject to a netting agreement	—	—	—
Total Financial and Derivative Liabilities subject to a netting agreement	$2,544	$	— $	2,544

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$225	$184	$—	$ 41
Bank of Montreal	324	324	—	—
Brown Brothers Harriman	781	781	—	—
Citigroup	530	530	—	—
Royal Bank of Canada	526	526	—	—
State Street	158	158	—	—
Total	$2,544	$2,503	$—	$ 41

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

976 Multifactor International Equity Fund

Russell Investment Company
Multifactor International Equity Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$814,545
Investments, at fair value(*)(>)	941,312
Cash (restricted)(a)	2,479
Foreign currency holdings(^)	3,902
Unrealized appreciation on foreign currency exchange contracts	3,030
Receivables:
Dividends and interest	2,211
Dividends from affiliated funds	17
Investments sold	5
Fund shares sold	555
Foreign capital gains taxes recoverable	1,080
Total assets	954,591

Liabilities
Payables:
Due to broker (b)	364
Investments purchased	6
Fund shares redeemed	977
Accrued fees to affiliates	399
Other accrued expenses	146
Unrealized depreciation on foreign currency exchange contracts	2,544
Payable upon return of securities loaned	13,991
Total liabilities	18,427

Net Assets	$936,164

See accompanying notes which are an integral part of the financial statements.

Multifactor International Equity Fund 977

Russell Investment Company
Multifactor International Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$17,523
Accumulated net realized gain (loss)	(90,306)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	126,767
Futures contracts	(51)
Foreign currency exchange contracts	486
Foreign currency-related transactions	(80)
Shares of beneficial interest	901
Additional paid-in capital	880,924
Net Assets	$936,164

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class M(#)	$10.40
Class M — Net assets	$4,619,383
Class M — Shares outstanding ($. 01 par value)	444,048
Net asset value per share: Class R6(#)	$10.40
Class R6 — Net assets	$2,832,323
Class R6 — Shares outstanding ($. 01 par value)	272,389
Net asset value per share: Class S(#)	$10.38
Class S — Net assets	$97,727,800
Class S — Shares outstanding ($. 01 par value)	9,412,249
Net asset value per share: Class Y(#)	$10.39
Class Y — Net assets	$830,984,458
Class Y — Shares outstanding ($. 01 par value)	79,955,532
Amounts in thousands
(^) Foreign currency holdings - cost	$3,989
(*) Securities on loan included in investments	$13,717
(>) Investments in affiliates, U. S. Cash Management Fund and U. S. Cash Collateral Fund	$25,979

(a) Cash Collateral for Futures	$2,479
(b) Due to Broker for Futures	$364
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

978 Multifactor International Equity Fund

Russell Investment Company
Multifactor International Equity Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Dividends	$25,310
Dividends from affiliated funds	198
Securities lending income (net)	205
Securities lending income from affiliated funds (net)	74
Less foreign taxes withheld	(2,261)
Total investment income	23,526

Expenses
Advisory fees	3,654
Administrative fees	392
Custodian fees	225
Transfer agent fees - Class M	4
Transfer agent fees - Class R6	1
Transfer agent fees - Class S	104
Transfer agent fees - Class Y	33
Professional fees	82
Registration fees	83
Trustees’ fees	26
Printing fees	24
Miscellaneous	23
Expenses before reductions	4,651
Expense reductions	(657)
Net expenses	3,994
Net investment income (loss)	19,532

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	2,082
Investments in affiliated funds	5
Futures contracts	2,823
Foreign currency exchange contracts	984
Foreign currency-related transactions	(821)
Net realized gain (loss)	5,073
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	148,931
Investments in affiliated funds	(3)
Futures contracts	(614)
Foreign currency exchange contracts	1,349
Foreign currency-related transactions	19
Net change in unrealized appreciation (depreciation)	149,682
Net realized and unrealized gain (loss)	154,755
Net Increase (Decrease) in Net Assets from Operations	$174,287

See accompanying notes which are an integral part of the financial statements.

Multifactor International Equity Fund 979

Russell Investment Company
Multifactor International Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,532	$20,754
Net realized gain (loss)	5,073	(86,880)
Net change in unrealized appreciation (depreciation)	149,682	40,760
Net increase (decrease) in net assets from operations	174,287	(25,366)

Distributions
From net investment income
Class M	(19)	(76)
Class R6	(3)	—
Class S	(68)	(33)
Class Y	(17,410)	(22,981)
Net decrease in net assets from distributions	(17,500)	(23,090)

Share Transactions*
Net increase (decrease) in net assets from share transactions	29,782	(68,393)
Total Net Increase (Decrease) in Net Assets	186,569	(116,849)

Net Assets
Beginning of period	749,595	866,444
End of period	$936,164	$749,595
Undistributed (overdistributed) net investment income included in net assets	$17,523	$14,336

See accompanying notes which are an integral part of the financial statements.

980 Multifactor International Equity Fund

Russell Investment Company
Multifactor International Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class M
Proceeds from shares sold	413	$4,051	70	$589
Proceeds from reinvestment of distributions	2	19	9	76
Payments for shares redeemed	(72)	(687)	(276)	(2,289)
Net increase (decrease)	343	3,383	(197)	(1,624)
Class R6(1)
Proceeds from shares sold	277	2,662	13	100
Proceeds from reinvestment of distributions	— **	3	—	—
Payments for shares redeemed	(17)	(168)	—	—
Net increase (decrease)	260	2,497	13	100
Class S
Proceeds from shares sold	10,169	93,736	237	1,985
Proceeds from reinvestment of distributions	8	68	4	33
Payments for shares redeemed	(1,058)	(10,339)	(132)	(1,140)
Net increase (decrease)	9,119	83,465	109	878
Class Y
Proceeds from shares sold	19,278	190,428	9,715	79,026
Proceeds from reinvestment of distributions	2,055	17,410	2,713	22,981
Payments for shares redeemed	(28,238)	(267,401)	(19,942)	(169,754)
Net increase (decrease)	(6,905)	(59,563)	(7,514)	(67,747)
Total increase (decrease)	2,817	$29,782	(7,589)	$(68,393)

**Less than 500 shares.
(1) For the period March 1, 2016 (commencement of operations) to October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Multifactor International Equity Fund 981

Russell Investment Company
Multifactor International Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class M
October 31, 2017	8.59	. 20	1.81	2.01	(. 20)	(. 20)
October 31, 2016	9.14	. 22	(. 52)	(. 30)	(. 25)	(. 25)
October 31, 2015(2)	9.07	. 22	(. 15)	. 07	—	—

Class R6
October 31, 2017	8.59	. 17	1.84	2.01	(. 20)	(. 20)
October 31, 2016(5)	7.79	. 19	. 61	. 80	—	—

Class S
October 31, 2017	8.58	. 26	1.73	1.99	(. 19)	(. 19)
October 31, 2016	9.12	. 21	(. 52)	(. 31)	(. 23)	(. 23)
October 31, 2015(2)	9.07	. 23	(. 18)	. 05	—	—

Class Y
October 31, 2017	8.59	. 22	1.78	2.00	(. 20)	(. 20)
October 31, 2016	9.13	. 23	(. 52)	(. 29)	(. 25)	(. 25)
October 31, 2015	9.42	. 29	(. 52)	(. 23)	(. 06)	(. 06)
October 31, 2014(1)	10.00	. 05	(. 63)	(. 58)	—	—

See accompanying notes which are an integral part of the financial statements.

982 Multifactor International Equity Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)(k)

10.40	23.87	4,619	. 74	. 53	2.09	47
8.59	(3.25)	867	. 79	. 49	2.62	57
9.14	. 77	2,724	. 84	. 49	2.77	25

10.40	23.95	2,832	. 58	. 51	1.77	47
8.59	10.27	110	. 62	. 47	3.32	57

10.38	23.71	97,728	. 73	. 68	2.71	47
8.58	(3.35)	2,518	. 78	. 64	2.49	57
9.12	. 55	1,679	. 84	. 64	2.91	25

10.39	23.85	830,985	. 56	. 48	2.39	47
8.59	(3.11)	746,100	. 59	. 44	2.67	57
9.13	(2.43)	862,041	. 65	. 44	3.07	25
9.42	(5.80)	111,901	. 87	. 44	1.90	7

See accompanying notes which are an integral part of the financial statements.

Multifactor International Equity Fund 983

Russell Investment Company
Multifactor International Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$338,070
Administration fees	38,203
Transfer agent fees	19,315
Trustee fees	2,957
$398,545

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U. S. Cash Collateral Fund	$701	$207,204	$193,914	$—	$—	$13,991	$74	$—
U. S. Cash Management Fund	16,124	424,962	429,100	5	(3)	11,988	198	—
	$16,825	$632,166	$623,014	$5	$(3)	$25,979	$272	$—

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$828,670,597
Unrealized Appreciation	$132,018,439
Unrealized Depreciation	(18,902,616)
Net Unrealized Appreciation (Depreciation)	$113,115,823
Undistributed Ordinary Income	$21,677,619
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(80,373,814)
Tax Composition of Distributions
Ordinary Income	$17,499,411

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$1,155
Accumulated net realized gain (loss)	(1,155)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

984 Multifactor International Equity Fund

Russell Investment Company

Notes to Schedules of Investments — October 31, 2017

Footnotes:
(Æ)	Non-Income producing security.
(Ï)	Forward commitment.
(Ê)	Variable, adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(ö)	Real Estate Investment Trust (REIT) .
(µ)	Bond is insured by a guarantor.
(Ø)	In default.
(ç)	At amortized cost, which approximates market value.
(~ )	Rate noted is yield-to-maturity from date of acquisition.
(æ)	Pre-refunded: These bonds are collateralized by U. S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(§)	All or a portion of the shares of this security are pledged as collateral in connection with futures contracts purchased (sold) or swap contracts entered into by the Fund.
(x)	The security is purchased with the cash collateral from securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and is not registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(Û)	All or a portion of the shares of this security are pledged as collateral in connection with securities sold short.
(ÿ)	Notional Amount in thousands.
(8)	Unrounded units.
(å)	Currency balances were pledged in connection with futures contracts purchased (sold), options written, foreign currency exchange contracts, or swaps entered into by the Fund. See Statement of Assets and Liabilities.
(ì)	All or a portion of the shares of this security are pledged as collateral in connection with options written contracts.
(v)	Loan agreement still pending. Rate not available at period end.
(Š)	Value was determined using significant unobservable inputs.
(~)	Rate fluctuates based on various factors such as changes in current rates and prepayments of the underlying assets, changes in the
CPI or other contractual arrangements.
(@)	Affiliate.
(Ÿ)	Rate noted is dividend yield at period end.
(¢)	Date shown reflects next contractual call date.
(+)	All or a portion of the security is owned by the Cayman Multi-Asset Growth Strategy Fund Ltd. See note 3 in the Notes to Financial
Statements for details.
(&)	All or a portion of the security is owned by the Cayman Commodity Strategies Fund Ltd. See note 3 in the Notes to Financial
Statements for details.
(0)	Weekly payment frequency.
(1)	Monthly payment frequency.
(2)	Quarterly payment frequency.
(3)	Semi-annual payment frequency.
(4)	Annual payment frequency.
(5)	Payment at termination.

Abbreviations:
ADR - American Depositary Receipt
ADS - American Depositary Share
BBR - Bank Bill Rate
BBSW - Bank Bill Swap Reference Rate
BUBOR – Budapest Interbank Offered Rate
CIBOR - Copenhagen Interbank Offered Rate
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
EMU - European Economic and Monetary Union
EURIBOR - Euro Interbank Offered Rate
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
GSCI – Goldman Sachs Commodity Index
HIBOR – Hong Kong Interbank Offer Rate

Notes to Schedules of Investments 985

Russell Investment Company

Notes to Schedules of Investments, continued — October 31, 2017

JIBAR – Johannesburg Interbank Agreed Rate
KSDA – Korean Securities Dealers Association
LIBOR - London Interbank Offered Rate
MIBOR - Mumbai Interbank Offered Rate
NIBOR - Norwegian Interbank Offered Rate
PIK - Payment in Kind
PRIBOR – Prague Interbank Offered Rate
REMIC - Real Estate Mortgage Investment Conduit
STIBOR – Stockholm Interbank Offered Rate
STRIP - Separate Trading of Registered Interest and Principal of Securities
SFE - Sydney Futures Exchange
TBA - To Be Announced Security
UK - United Kingdom
WTI – West Texas Intermediate

Foreign Currency Abbreviations:
ARS - Argentine peso	HKD - Hong Kong dollar	PKR - Pakistani rupee
AUD - Australian dollar	HUF - Hungarian forint	PLN - Polish zloty
BRL - Brazilian real	IDR - Indonesian rupiah	RON – Romanian New Leu
CAD - Canadian dollar	ILS - Israeli shekel	RUB - Russian ruble
CHF - Swiss franc	INR - Indian rupee	SEK - Swedish krona
CLP - Chilean peso	ISK - Icelandic krona	SGD - Singapore dollar
CNH – Chinese offshore spot	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese renminbi yuan	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rican colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR - Malaysian ringgit	UYU – Uruguayan peso
DOP - Dominican peso	NOK - Norwegian krone	VEB - Venezuelan bolivar
EGP - Egyptian pound	NGN – Nigerian naira	VND - Vietnamese dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nuevo sol
GHS – Ghanaian Cedi	PHP - Philippine peso

986 Notes to Schedules of Investments

Russell Investment Company

Notes to Financial Highlights — October 31, 2017

(1) For the period August 1, 2014 (commencement of operations) to October 31, 2014.
(2) For the period January 5, 2015 (commencement of operations) to October 31, 2015.
(3) For the period May 4, 2015 (commencement of operations) to October 31, 2015.
(4) For the period June 2, 2015 (commencement of operations) to October 31, 2015.
(5) For the period March 1, 2016 (commencement of operations) to October 31, 2016.
(6) For the period September 23, 2016 (commencement of operations) to October 31, 2016.
(7) For the period March 1, 2017 (commencement of operations) to October 31, 2017.
(8) For the period March 8, 2017 (commencement of operations) to October 31, 2017.
(9) For the period March 17, 2017 (commencement of operations) to October 31, 2017.
(10) For the period June 8, 2017 (commencement of operations) to October 31, 2017.
(11) For the period August 31, 2017 (commencement of operations) to October 31, 2017.
(12) For the period September 29, 2017 (commencement of operations) to October 31, 2017.
(a) Average daily shares outstanding were used for this calculation.
(b) The ratios or returns for periods less than one year are not annualized.
(c) Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower. This includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Periods less than one year are not annualized, if applicable.
(d) May reflect amounts waived and/or reimbursed by Russell Investment Management, LLC (“RIM”) and /or Russell Investments Fund Services, LLC
(“RIFUS”).
(e) The ratios for periods less than one year are annualized.
(f) Less than $.01 per share.
(g) For the U.S. Defensive Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class S	Class Y
October 31, 2017	1.11%	1.86%	1.11%	0.83%	0.67%
October 31, 2016	1.07%	1.83%	1.08%	0.83%	0.64%
October 31, 2015	N/A	N/A	N/A	N/A	N/A
October 31, 2014	N/A	N/A	N/A	N/A	N/A
October 31, 2013	N/A	N/A	N/A	N/A	N/A

For the U.S. Dynamic Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class S	Class Y
October 31, 2017	1.43%	2.17%	1.42%	1.15%	0.97%
October 31, 2016	1.37%	2.12%	1.37%	1.12%	0.93%
October 31, 2015	1.36%	2.11%	1.36%	1.11%	0.91%
October 31, 2014	1.34%	2.10%	1.35%	1.10%	0.90%
October 31, 2013	1.35%	2.11%	1.36%	1.11%	0.91%

For the U.S. Strategic Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class M	Class S
October 31, 2017	1.01%	1.76%	1.01%	0.68%	0.76%
October 31, 2016	1.02%	1.77%	1.02%	—	0.77%
October 31, 2015	1.02%	1.77%	1.02%	—	0.77%
October 31, 2014	1.03%	1.78%	1.03%	—	0.78%
October 31, 2013	1.10%	1.85%	1.10%	—	0.85%

(h) Distributions in excess of accumulated earnings and profits but not in excess of current earnings and profits computed on a tax basis.
(i) Less than .005% of average net assets.
(j) No shares were outstanding since May 1, 2015.
(k) Subsequent to the issuance of the October 31, 2015 financial statements, Management determined that the portfolio turnover rate for this Fund was incorrectly presented within the financial statements as a result of including the impact of securities transferred between Money Managers in the calculation of portfolio turnover rates. Management evaluated the impact of presenting the incorrect portfolio turnover rate and concluded that the October 31, 2015 financial statements were not materially misstated. However, Management concluded it was appropriate to present the correct rate in this and future filings and accordingly, the portfolio turnover rate has been revised from previously presented.

Notes to Financial Highlights 987

Russell Investment Company

Notes to Financial Highlights, continued — October 31, 2017

(l) Gross and Net Expense Ratios for the period ended October 31, 2016 include a reimbursement from State Street for the overbilling of custody expenses in prior years. Without the reimbursement, each class of the Fund listed below would have been higher by the amount listed below. All other Funds with fee reimbursements were less than 0.005%.

Impact of the fee reimbursement on
Fund	gross and net expense ratios
U. S. Core Equity Fund	0.03%
U. S. Defensive Equity Fund	0.02%
U. S. Small Cap Equity Fund	0.01%
International Developed Markets Fund	0.04%
Emerging Markets Fund	0.01%
Tax-Managed U. S. Mid & Small Cap Fund	0.01%
Investment Grade Bond Fund	0.02%
Short Duration Bond Fund	0.01%

(†) For the Commodity Strategies Fund and the Multi-Asset Growth Strategy Fund, the Financial Highlights are consolidated and include the balances of the
Cayman Commodity Strategies Fund Ltd. and the Cayman Multi-Asset Growth Strategy Fund Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to the Financial Statements.

988 Notes to Financial Highlights

Russell Investment Company

Notes to Financial Statements — October 31, 2017

1. Organization
Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 33 different investment portfolios referred to as funds (each a “Fund” and collectively the “Funds”). These financial statements report on 28 of these
Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended (“Investment Company
Act”), as an open-end management investment company. It is organized and operated as a Massachusetts business trust under a
Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Investment Company’s Master Trust
Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest. Each of the
Funds, except the Unconstrained Total Return Fund, is diversified. Under the Investment Company Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash equivalents (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

Effective August 18, 2017, Class I shares were reclassified as Class S Shares.

Effective September 15, 2017, Class T Shares were redesignated as Class M Shares.

Effective September 22, 2017, Class A1 Shares were redesignated as Class T Shares.

2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)
which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017 and the financial statements have been modified accordingly, as applicable, and had no impact on the Funds'
net assets or results of operations.

Security Valuation
The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell
Investments Fund Services, LLC ("RIFUS").

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by RIFUS, acting at the discretion of the Board, that are used in determining the fair value of investments.

Notes to Financial Statements 989

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments categorized as
Level 1 and Level 2 of the fair value hierarchy are as follows:

Equity securities, including common and preferred stock, short securities and restricted securities that are traded on a national securities exchange (or reported on the NASDAQ national market), are stated at the last reported sales price on the day of valuation or official closing price, as applicable. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 of the fair value hierarchy. Certain foreign equity securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indexes of securities, based on the statistical analysis of historical relationships. Foreign equity securities prices as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities including corporate, convertible, U.S. government agency, municipal bonds and notes, U.S. treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Such fixed income securities that use pricing service internal models as described above are categorized as Level
2 of the fair value hierarchy. Such fixed income securities that use broker dealer quotations are categorized as Level 3 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis and marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, including estimated cash flows of each tranche, market-based yield spreads for each tranche, and current market data, as well as incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the net asset value ("NAV") of such investments.
The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies. Accordingly, the Funds estimate the fair value of an investment in a fund using the NAV per share without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.
Derivatives may be classified into two groups depending upon the way that they are traded: privately traded over-the-counter
(“OTC”) derivatives that do not go through an exchange or intermediary and exchange-traded derivatives that are traded through specialized derivatives exchanges or other regulated exchanges. OTC derivatives are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative

990 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

instrument can be estimated by a pricing service provider using a series of techniques, including simulation pricing models.
The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. OTC derivatives that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy, with the exception of foreign currency spot contracts which are categorized as Level 1 of the fair value hierarchy. OTC derivatives that use broker dealer quotations are categorized as level 3 of the fair value hierarchy. Exchange-traded derivatives are valued based on the last reported sales price on the day of valuation and are categorized as Level 1 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAV for each applicable
Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities use fair value pricing daily as events may occur between the close of foreign markets and the time of pricing. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, fair value factors will cause movement between Levels 1 and 2. Significant events that could trigger fair value pricing of one or more securities include: a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares, since foreign securities can trade on non-business days.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of year-end.

The U.S. Core Equity, U.S. Defensive Equity, U.S. Dynamic Equity, U.S. Strategic Equity, U.S. Large Cap Equity, U.S. Mid Cap
Equity, U.S. Small Cap Equity, International Developed Markets, Global Equity, Tax-Managed U.S. Large Cap, Tax-Managed U.S.
Mid & Small Cap, Global Opportunistic Credit, Short Duration Bond, Tax-Exempt High Yield Bond, Tax-Exempt Bond, Commodity
Strategies, Global Infrastructure, Global Real Estate Securities, Multi-Asset Growth Strategy, Strategic Call Overwriting, Multifactor
U.S. Equity, and Multifactor International Equity Funds had no transfers between Levels 1, 2 and 3 for the period ended October
31, 2017, other than those caused by application of fair value factors. Transfers which result from the application of fair value factors are purposefully excluded because they represent the routine treatment of foreign securities in the normal course of business per the Board-approved securities valuation procedures.

The Investment Grade Bond, Strategic Bond, Unconstrained Total Return, and Multi-Strategy Income Funds had transfers out of
Level 3 into Level 2 representing financial instruments for which approved vendor sources became available or inputs become observable. The amounts transferred were as follows:

Investment Grade Bond Fund	$637,625
Strategic Bond Fund	76,561
Unconstrained Total Return Fund	239,645
Multi-Strategy Income Fund	88,746

The Multi-Strategy Income Fund had transfers out of Level 1 into Level 2 representing financial instruments for which pricing had been determined using inputs, other than quoted prices, that are observable. The amounts transferred were as follows:

Multi-Strategy Income Fund	$3,883,076

Notes to Financial Statements 991

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

The, Strategic Bond, Emerging Markets, and Tax-Managed International Equity Funds had transfers out of Level 2 into Level 3 representing financial instruments for which approved vendor sources became unavailable or inputs become unobservable. The amounts transferred were as follows:

Strategic Bond Fund	$2,327,976
Emerging Markets Fund	68,319
Tax-Managed International Equity Fund	876,465

Level 3 Fair Value Investments
The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available, or are not reliable, are valued at fair value as determined in good faith by RIFUS and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RIFUS applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that RIFUS believes accurately reflects fair value and will be categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by RIFUS would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the security was sold.

RIFUS employs third party pricing vendors to provide fair value measurements. RIFUS oversees third-party pricing service providers in order to support the valuation process throughout the year.

The significant unobservable input used in fair value measurement of certain of the Funds’ preferred equity securities is the redemption value calculated on a fully-diluted basis if converted to common stock. Significant increases or decreases in the redemption value would have a direct and proportional impact to fair value.

The significant unobservable input used in the fair value measurement of certain Funds’ debt securities is the yield to worst ratio.
Significant increases (decreases) in the yield to worst ratio would result in a lower (higher) fair value measurement.

These significant unobservable inputs are further disclosed in the Presentation of Portfolio Holdings for each respective Fund as applicable.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, RIFUS may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received on a daily basis, RIFUS does not have the transparency to view the underlying inputs which support the broker quotes. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RIFUS is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that present changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, a Level 3 reconciliation and an additional disclosure about fair value measurements, if any, has been included in the Presentation of Portfolio Holdings for each respective Fund.

Investment Transactions
Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost.

992 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

Investment Income
Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend, subsequent to the ex-dividend date. To the extent the dividend represents a return of capital or capital gain for tax purposes, reclassifications are made which may be based on management's estimates. Interest income is recorded daily on the accrual basis. The Funds classify gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/ accreted using the effective interest method. Debt obligation securities may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Federal Income Taxes
Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended (the “Code”) and intends to distribute all of its taxable income and capital gains.
Therefore, no federal income tax provision is required for the Funds.

The Commodity Strategies and Multi-Asset Growth Strategy Funds intend to gain exposure indirectly to commodities markets by investing in wholly-owned subsidiaries which are organized as companies under the laws of the Cayman Islands and may invest in commodity index-linked instruments and other commodity-linked instruments and derivative instruments. In order for the Funds to qualify as a regulated investment company under Subchapter M of the Code, the Funds must derive at least 90 percent of their gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code.
However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income, even if the subsidiary itself owns commodity-linked swaps and other commodity-linked derivative instruments.
Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Commodity Strategies and Multi-Asset Growth Strategy Funds may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and, through investments in each respective Subsidiary (as defined in note 3), commodity-linked swaps and other commodity-linked derivative instruments. The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with the issuance of this revenue procedure, the
IRS revoked its previously issued commodity index-linked notes private letter rulings. The IRS also subsequently issued proposed regulations that, if finalized, would generally treat the Funds’ income inclusions with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Commodity Strategies and Multi-Asset Growth Strategy Funds
to qualify for regulated investment company status under the Code could be jeopardized if it is unable to treat its income from commodity-linked notes and a wholly-owned subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Commodity Strategies and Multi-Asset Growth Strategy Funds' investments in their respective Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulation and/or guidance issued by the IRS that could affect the character, timing and/or amount the Fund's taxable income or any gains and distributions made by the Fund.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Notes to Financial Statements 993

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

Each Fund files a U.S. tax return. At October 31, 2017, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended October 31, 2014 through October 31, 2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
For all Funds, income, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Monthly	Early in the following month	Global Opportunistic Credit, Unconstrained Total Return,
Strategic Bond, Investment Grade Bond, Short Duration Bond,
Tax-Exempt High Yield Bond and Tax-Exempt Bond Funds
Quarterly	April, July, October and December	U. S. Core Equity, U. S. Defensive Equity, U. S. Dynamic Equity,
U. S. Strategic Equity, U. S. Large Cap Equity, U. S. Mid Cap
Equity, Global Infrastructure, Global Real Estate Securities,
Multi-Strategy Income, Multi-Asset Growth Strategy, Strategic
Call Overwriting and Multifactor U. S. Equity Funds
Annually	Mid-December	U. S. Small Cap Equity, International Developed
Markets, Global Equity, Emerging Markets, Tax-Managed U. S.
Large Cap, Tax-Managed U. S. Mid & Small Cap, Tax-Managed
International Equity, Commodity Strategies and Multifactor
International Equity Funds

The Funds intend to distribute substantially all of the distributions they receive from real estate investment trust ("REIT")
investments, less expenses, as well as income from other investments. Such distributions may be comprised of income, return of capital, and capital gains. The Funds may also realize capital gains on the sale of its REIT shares and other investments.

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) on investments and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their NAVs.

Expenses
The Funds pay their own expenses other than those expressly assumed by Russell Investment Management, LLC (“RIM”), the
Funds’ adviser, or RIFUS. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation
Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class A2, Class A3, Class C, Class
C1, Class E, Class M, Class R6, Class S, Class T and Class Y. All share classes have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and the same terms and conditions. The separate classes of shares differ principally in the applicable transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income and expenses, with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

994 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a) Fair value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities;
sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S.
dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes
The International Developed Markets, Global Equity, Emerging Markets, Tax-Managed International Equity, Global Opportunistic
Credit, Global Infrastructure, Global Real Estate Securities, Multi-Strategy Income, Multi-Asset Growth Strategy and Multifactor
International Equity Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds may record a deferred capital gains tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes as of October 31, 2017. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities. The amounts related to capital gains and repatriation taxes are included in net realized gain (loss) on investments in the Statements of Operations for the following Funds:

	Deferred Capital
	Gains Tax	Capital Gains
	Liability	Taxes
International Developed Markets Fund	$1	16,350
Global Equity Fund	553,857	192,137
Emerging Markets Fund	6,190,607	2,917,608
Tax-Managed International Equity Fund	269,476	14,467
Global Opportunistic Credit Fund	73,706	218,284
Strategic Bond Fund	35,670	713
Global Infrastructure Fund	36,688	39
Global Real Estate Securities Fund	7	—
Multi-Strategy Income Fund	11,733	519
Multi-Asset Growth Strategy Fund	65,035	5,224

Derivatives
The Funds may invest in derivatives. Derivatives are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash to markets, hedging and return enhancement. In addition, certain
Funds may enter into foreign exchange contracts for trade settlement purposes. Certain Funds may pursue their strategy of being fully invested by exposing cash to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash were actually invested in those markets.

Notes to Financial Statements 995

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

Hedging may be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates.
Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical securities, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, leveraging risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk, valuation risk and credit risk.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central exchange clearing house. Exchange-
traded or exchange-cleared transactions generally present less counterparty risk to a Fund. The exchange’s clearing house stands between the Fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearing house and the clearing member. Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirement, daily settlement of obligations and the clearing house guarantee of payments to the broker. There is, however, still counterparty risk due to the risk of insolvency of the broker with respect to any margin held in the brokers’ customer accounts.
While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral and margin requirements for exchange-traded or exchange-cleared derivatives are established through regulation, as well as set by the broker or applicable clearing house. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of Assets and Liabilities as cash held at the broker for futures contracts and cash held at the broker for swap contracts, respectively. Securities pledged by a Fund for exchange-
traded and exchange-cleared transactions are noted as collateral or margin requirements in the Schedule of Investments. Typically, the Funds and counterparties are not permitted to sell, repledge, rehypothecate or otherwise use collateral pledged by the other party unless explicitly permitted by each respective governing agreement.

In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Funds' ability to invest in derivatives and adversely affect the value or performance of the Funds or their derivative investments

The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements
of Operations, for the period ended October 31, 2017, if applicable, are disclosed in the Fair Value of Derivative Instruments table following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts
Certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets.
FX contracts are recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.

For the period ended October 31, 2017, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
International Developed Markets Fund	Return enhancement, hedging, exposing cash to markets, and trade settlement
Global Equity Fund	Return enhancement, hedging, exposing cash to markets, and trade settlement
Emerging Markets Fund	Return enhancement, hedging, exposing cash to markets, and trade settlement
Tax-Managed International Equity Fund	Return enhancement, hedging, exposing cash to markets, and trade settlement
Global Opportunistic Credit Fund	Return enhancement and hedging
Unconstrained Total Return Fund	Return enhancement and hedging
Strategic Bond Fund	Return enhancement and hedging
Investment Grade Bond Fund	Return enhancement and hedging
Short Duration Bond Fund	Return enhancement and hedging
Global Infrastructure Fund	Exposing cash to markets and trade settlement
Global Real Estate Securities Fund	Exposing cash to markets and trade settlement
Multi-Strategy Income Fund	Return enhancement and hedging
Multi-Asset Growth Strategy Fund	Return enhancement and hedging
Multifactor International Equity Fund	Return enhancement, hedging and exposing cash to markets

996 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

		Outstanding Contract Amounts Sold
Quarter Ended	January 31, 2017	April 30, 2017	July 31, 2017	October 31, 2017
International Developed Markets Fund	$999,434,943	$1,300,061,650	$1,050,368,352	$1,536,499,900
Global Equity Fund	725,502,367	748,091,252	916,654,669	1,823,588,733
Emerging Markets Fund	685,557,709	625,855,636	559,797,745	492,572,844
Tax-Managed International Equity Fund	185,649,867	196,849,577	328,255,797	380,477,834
Global Opportunistic Credit Fund	654,932,382	626,241,117	838,104,839	743,278,580
Unconstrained Total Return Fund	137,428,337	230,403,853	230,335,542	178,909,241
Strategic Bond Fund	1,617,656,648	1,298,637,192	1,360,159,745	1,306,155,290
Investment Grade Bond Fund	105,096,692	94,964,215	106,648,339	127,093,718
Short Duration Bond Fund	57,059,079	45,141,639	79,790,634	68,911,070
Global Infrastructure Fund	67,680,690	99,876,208	95,076,177	270,604,280
Global Real Estate Securities Fund	81,964,697	35,138,197	29,638,959	202,684,230
Multi-Strategy Income Fund	119,721,876	156,949,157	230,536,402	359,386,388
Multi-Asset Growth Strategy Fund	—	289,638,290	411,023,954	1,265,987,780
Multifactor International Equity Fund	116,522,244	90,450,637	145,725,162	145,665,691

		Outstanding Contract Amounts Bought
Quarter Ended	January 31, 2017	April 30, 2017	July 31, 2017	October 31, 2017
International Developed Markets Fund	$1,006,243,529	$1,295,547,050	$1,057,550,780	$1,522,106,093
Global Equity Fund	726,739,925	742,938,371	917,219,246	1,820,417,560
Emerging Markets Fund	687,205,958	628,183,964	558,016,319	483,658,118
Tax-Managed International Equity Fund	186,484,681	195,244,110	331,586,926	375,732,845
Global Opportunistic Credit Fund	648,534,464	622,621,870	835,466,561	744,996,630
Unconstrained Total Return Fund	137,137,382	230,737,977	229,299,883	179,874,437
Strategic Bond Fund	1,607,408,856	1,301,956,392	1,361,040,731	1,305,571,159
Investment Grade Bond Fund	104,383,957	95,220,671	107,127,140	126,536,865
Short Duration Bond Fund	56,961,788	44,759,601	79,539,213	69,040,108
Global Infrastructure Fund	67,965,993	100,138,355	96,622,918	269,297,930
Global Real Estate Securities Fund	81,855,299	35,269,854	30,100,061	202,218,684
Multi-Strategy Income Fund	119,875,735	156,475,948	229,857,410	360,254,617
Multi-Asset Growth Strategy Fund	—	288,735,872	408,764,260	1,267,224,618
Multifactor International Equity Fund	116,561,216	90,430,467	146,447,853	146,210,469

Options
Certain Funds may purchase and sell (write) call and put options on securities and securities indices. Such options are traded on a national securities exchange or in an OTC market. The Funds may also purchase and sell (write) call and put options on foreign currencies.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s
Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-
to-market to reflect the current fair value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the underlying instrument above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying instrument.

Notes to Financial Statements 997

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a
Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the
Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

Certain Funds may enter into a swaption (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying swap.

As of October 31, 2017, the Strategic Call Overwriting Fund pledged securities valued at $44,012,033. as collateral in connection with options.

For the period ended October 31, 2017, the Funds purchased or sold options primarily for the strategies listed below:

Funds	Strategies
U. S. Defensive Equity Fund	Exposing cash to markets
International Developed Markets Fund	Return enhancement and hedging
Global Equity Fund	Return enhancement and hedging
Global Opportunistic Credit Fund	Return enhancement and hedging
Unconstrained Total Return Fund	Return enhancement and hedging
Strategic Bond Fund	Return enhancement and hedging
Multi-Strategy Income Fund	Return enhancement, hedging, and exposing cash to markets
Multi-Asset Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Strategic Call Overwriting Fund	Return enhancement and hedging

The Funds’ options contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of options contracts measured by notional in USD.

		Notional of Options Contracts Outstanding
Funds	January 31, 2017	April 30, 2017	July 31, 2017	October 31, 2017
U. S. Defensive Equity Fund	$41,554,500	$41,492,000	$42,100,500	$45,191,000
International Developed Markets Fund	538,045,185	—	—	—
Global Equity Fund	512,773,841	450,540,529	—	194,400,162
Global Opportunistic Credit Fund	18,360,000	17,860,000	60,494,005	27,320,567
Unconstrained Total Return Fund	433,584,151	1,017,070,380	909,638,808	1,091,526,313
Strategic Bond Fund	356,087,000	202,297,000	415,035,732	482,295,789
Multi-Strategy Income Fund	55,199,822	285,461,942	369,924,748	600,198,369
Multi-Asset Growth Strategy Fund	—	99,982,000	191,612,127	554,765,900
Strategic Call Overwriting Fund	100,512,000	99,141,000	80,918,400	101,850,600

Futures Contracts
Certain Funds may invest in futures contracts (i.e., interest rate, foreign currency, index futures contracts) and commodity futures contracts (Commodity Strategies and Multi-Asset Growth Strategy Funds only). The face or contract value of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in fair value of the securities held by the Funds and the prices of futures contracts, and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an

998 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

amount, termed the initial margin, which typically represents 5% to 10% of the purchase price indicated in the futures contract.
Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended October 31, 2017, the following Funds entered into futures contracts primarily for the strategies listed below:

Funds	Strategies
U. S. Core Equity Fund	Exposing cash to markets
U. S. Defensive Equity Fund	Exposing cash to markets
U. S. Dynamic Equity Fund	Exposing cash to markets
U. S. Strategic Equity Fund	Exposing cash to markets
U. S. Large Cap Equity Fund	Exposing cash to markets
U. S. Mid Cap Equity Fund	Exposing cash to markets
U. S. Small Cap Equity Fund	Exposing cash to markets
International Developed Markets Fund	Return enhancement, hedging, and exposing cash to markets
Global Equity Fund	Return enhancement, hedging, and exposing cash to markets
Emerging Markets Fund	Return enhancement, hedging, and exposing cash to markets
Tax-Managed U. S. Large Cap Fund	Exposing cash to markets
Tax-Managed U. S. Mid & Small Cap Fund	Exposing cash to markets
Tax-Managed International Equity Fund	Return enhancement, hedging, and exposing cash to markets
Global Opportunistic Credit Fund	Return enhancement, hedging, and exposing cash to markets
Unconstrained Total Return Fund	Return enhancement and hedging
Strategic Bond Fund	Return enhancement, hedging, and exposing cash to markets
Investment Grade Bond Fund	Return enhancement, hedging, and exposing cash to markets
Short Duration Bond Fund	Return enhancement, hedging, and exposing cash to markets
Commodity Strategies Fund	Return enhancement
Global Infrastructure Fund	Exposing cash to markets
Global Real Estate Securities Fund	Exposing cash to markets
Multi-Strategy Income Fund	Return enhancement, hedging, and exposing cash to markets
Multi-Asset Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Strategic Call Overwriting Fund	Hedging and exposing cash to markets
Multifactor U. S. Equity Fund	Exposing cash to markets
Multifactor International Equity Fund	Return enhancement, hedging, exposing cash to markets, and trade settlement

The Funds' futures contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts measured by notional in USD.

		Notional of Futures Contracts Outstanding
Funds	January 31, 2017	April 30, 2017	July 31, 2017	October 31, 2017
U. S. Core Equity Fund	$18,797,340	$10,117,125	$1,110,600	$6,303,115
U. S. Defensive Equity Fund	9,303,255	22,495,725	19,003,600	14,921,660
U. S. Dynamic Equity Fund	15,043,545	119,025	7,562,190	257,270
U. S. Strategic Equity Fund	181,224,185	102,741,815	110,443,000	97,505,330
U. S. Large Cap Equity Fund	14,893,470	3,844,650	4,195,600	6,946,290
U. S. Mid Cap Equity Fund	10,281,550	6,920,000	5,455,380	6,418,650
U. S. Small Cap Equity Fund	81,705,950	72,786,720	68,442,420	70,702,035
International Developed Markets Fund	529,352,896	515,851,094	576,985,381	654,456,956
Global Equity Fund	439,752,641	365,664,113	503,476,400	433,023,012
Emerging Markets Fund	151,096,506	254,720,852	282,090,365	118,013,805
Tax-Managed U. S. Large Cap Fund	90,411,375	40,349,475	137,837,800	173,914,520
Tax-Managed U. S. Mid & Small Cap Fund	29,327,700	22,836,000	24,285,240	20,906,460
Tax-Managed International Equity Fund	170,256,525	218,510,951	244,846,766	244,448,673
Global Opportunistic Credit Fund	884,381,478	884,720,529	1,011,388,351	592,980,062
Unconstrained Total Return Fund	162,236,088	278,148,314	234,321,296	255,439,897
Strategic Bond Fund	2,865,897,314	3,173,312,521	3,720,397,767	3,505,675,883
Investment Grade Bond Fund	292,241,629	274,009,168	354,621,596	344,220,137
Short Duration Bond Fund	326,095,401	381,995,136	289,038,687	211,889,261

Notes to Financial Statements 999

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

	Notional of Futures Contracts Outstanding
Commodity Strategies Fund	4,913,960	457,236,449	429,656,430	470,207,998
Global Infrastructure Fund	49,682,613	50,827,852	40,250,090	37,605,619
Global Real Estate Securities Fund	29,648,472	27,366,319	37,629,708	21,855,191
Multi-Strategy Income Fund	209,708,299	223,789,936	362,485,266	580,293,893
Multi-Asset Growth Strategy Fund	—	232,189,427	363,389,766	1,091,953,668
Strategic Call Overwriting Fund	5,686,250	4,999,050	5,059,400	3,730,415
Multifactor U. S. Equity Fund	118,351,735	60,990,575	51,501,820	36,403,705
Multifactor International Equity Fund	37,624,461	58,503,278	53,377,474	49,651,291

Swap Agreements
Certain Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying only the net amount of the two payments). When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations to pay or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of swap agreements including credit default, interest rate, commodity-linked
(Commodity Strategies and Multi-Asset Growth Strategy Funds only), total return (equity and/or index) and currency swaps. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.
Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed or variable payment per period for a payment that is not fixed. Total return swaps are a counterparty agreement where two parties exchange two sets of cash flows on predetermined dates for an agreed upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a pre-defined spread. Total return swap agreements are a counterparty agreement intended to expose cash to markets or to effect investment transactions consistent with those Funds’
investment objectives and strategies. Currency swaps are a counterparty agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date, or for return enhancement. Under most swap agreements entered into by a Fund, the parties' obligations are determined on a "net basis".
The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated.
To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt.

Credit Default Swaps
Certain Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, government issues, asset-
backed securities or an index of assets, each known as the reference entity or underlying asset. Funds may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Funds may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Funds may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, Funds enter into a credit default swap without owning the underlying asset or debt issued by the

1000 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

reference entity. Credit default swaps allow Funds to acquire or reduce credit exposure to a particular issuer, asset or basket of instruments.

As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event) and the counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

Certain Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios or to take a short position in a debt security, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. Certain Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or another defined credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and, for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues as of period-end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-
backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that Funds as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31,
2017, for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the

Notes to Financial Statements 1001

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps could result in losses if the Funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.
The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit quality of the reference entity or underlying asset has declined.

For the period ended October 31, 2017, the Funds entered into credit default swaps primarily for the strategies listed below:

Funds	Strategies
Global Opportunistic Credit Fund	Return enhancement, hedging, and exposing cash to markets
Unconstrained Total Return Fund	Return enhancement and hedging
Strategic Bond Fund	Return enhancement, hedging, and exposing cash to markets
Short Duration Bond Fund	Return enhancement and hedging
Multi-Strategy Income Fund	Return enhancement, hedging, and exposing cash to markets
Multi-Asset Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets

The Funds period end credit default swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, volume is measured by notional amounts outstanding in USD at each quarter end.

		Credit Default Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2017	April 30, 2017	July 31, 2017	October 31, 2017
Global Opportunistic Credit Fund	$214,100,491	$187,857,590	$176,330,212	$172,450,937
Unconstrained Total Return Fund	29,823,000	52,061,000	52,948,000	59,615,000
Strategic Bond Fund	4,450,000	11,290,000	39,860,000	41,780,000
Short Duration Bond Fund	—	—	—	5,060,000
Multi-Strategy Income Fund	53,100,000	70,900,000	158,988,800	206,317,531
Multi-Asset Growth Strategy Fund	—	29,603,064	75,589,127	341,281,241

Interest Rate Swaps
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If RIM or a money manager using this technique is incorrect in its forecast of fair values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or futures commission merchant defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject a Fund to increased costs or margin requirements.

For the period ended October 31, 2017, the Funds entered into interest rate swaps primarily for the strategies listed below:

1002 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

Funds Strategies
Global Opportunistic Credit Fund Return enhancement and hedging
Unconstrained Total Return Fund Return enhancement and hedging
Strategic Bond Fund Return enhancement and hedging
Tax-Exempt High Yield Bond Fund Return enhancement and hedging
Multi-Strategy Income Fund Return enhancement, hedging, and exposing cash to markets
Multi-Asset Growth Strategy Fund Return enhancement, hedging, and exposing cash to markets

The Funds’ interest rate swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of interest rate swap contracts. For the purpose of this disclosure, volume is measured by the notional amounts outstanding in USD at each quarter end.

		Interest Rate Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2017	April 30, 2017	July 31, 2017	October 31, 2017
Global Opportunistic Credit Fund	$—	$—	$2,589,505	$18,447,616
Unconstrained Total Return Fund	125,503,700	260,632,800	190,382,772	204,530,100
Strategic Bond Fund	167,527,289	158,855,926	147,766,647	163,152,851
Tax-Exempt High Yield Bond Fund	6,200,000	9,300,000	15,410,000	15,300,000
Multi-Strategy Income Fund	—	329,691,300	194,595,572	290,282,800
Multi-Asset Growth Strategy Fund	—	171,528,500	123,013,227	333,186,550

Total Return Swaps
Certain Funds may enter into total return swap agreements to expose cash to markets or to effect investment transactions. Total return swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard total return swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments.

The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended October 31, 2017, the Funds entered into total return swaps primarily for the strategies listed below:

Funds Strategies
Emerging Markets Fund Return enhancement, hedging, and exposing cash to markets
Unconstrained Total Return Fund Hedging
Strategic Bond Fund Exposing cash to markets
Commodity Strategies Fund Return enhancement
Multi-Strategy Income Fund Return enhancement, hedging, and exposing cash to markets
Multi-Asset Growth Strategy Fund Return enhancement, hedging, and exposing cash to markets

The Funds' period end total return swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by notional amounts outstanding in USD at each quarter end.

		Total Return Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2017	April 30, 2017	July 31, 2017	October 31, 2017
Emerging Markets Fund	$30,701,886	$17,238,081	$18,573,537	$4,012,485
Unconstrained Total Return Fund	69,543,801	49,506,426	33,781,777	32,277,482
Strategic Bond Fund	170,078,345	89,421,169	—	—
Commodity Strategies Fund	738,445,187	450,754,449	459,322,863	472,008,538
Multi-Strategy Income Fund	—	25,271,861	48,063,931	45,579,342
Multi-Asset Growth Strategy Fund	—	—	17,000,000	49,674,572

Currency Swaps
Certain Funds may enter into currency swap agreements to enhance returns or for hedging purposes. Currency swap agreements are agreements where two parties exchange specified amounts of different currencies which are followed by paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are exchanged. For the period ended
October 31, 2017, there were no currency swaps held in the Funds.

Notes to Financial Statements 1003

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

Commodity-Linked Instruments
The Commodity Strategies and the Multi-Asset Growth Strategy Funds invest in commodity-linked derivative instruments, such as swap agreements and futures. At least part of their value is derived from the value of an underlying commodity index, commodity futures or options contracts index, or other readily measurable economic variable. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that such commodity-linked derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked derivative investments have been parallel to those of debt and equity securities.

The Commodity Strategies and Multi-Asset Growth Strategy Funds may invest in commodity-linked notes. Commodity-linked notes pay a return linked to the performance of a commodity over a defined period. On the maturity date, the note pays the initial principal amount plus return, if any, based on the percentage change in the underlying commodity.

Master Agreements
Certain Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”)
with counterparties that govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination and default include conditions that may entitle either party to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.
Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different ISDA Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties.
The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase and reverse repurchase agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Disclosure about Offsetting Assets and Liabilities
Balance sheet disclosure is based on various netting agreements between brokers and counterparties, such as ISDA Master
Agreements, Master Repo Agreements and Master Forward Agreements. Certain Funds utilize multiple counterparties. The quantitative disclosure begins with disaggregation of counterparties by legal entity and the roll up of the data to reflect a single counterparty in the table within the Funds’ financial statements. Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Loan Agreements
Certain Funds may invest in direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the
“agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The
Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds

1004 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Funds purchase assignments from agents they acquire direct rights against the borrower on the loan.

Local Access Products
Certain Funds may invest in local access products, also known as certificates of participation, participation notes or participation interest notes. Local access products are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of local access products will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in local access products involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of local access products will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Funds rely on the creditworthiness of the counterparty issuing the local access products and have no rights against the issuer of the underlying security. The Funds minimize this risk by entering into agreements only with counterparties that RIM deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the local access products are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Credit Linked Notes
Certain Funds may invest in credit linked notes. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a
“reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk.

Short Sales
The U.S. Defensive Equity, U.S. Dynamic Equity, U.S. Strategic Equity and Multi-Asset Growth Strategy Funds may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Funds will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Funds must return the borrowed security. The Funds will realize a gain if the security declines in price between those dates. Short sales expose the Funds to the risk of liability for the fair value of the security that is sold (the amount of which increases as the fair value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Funds’ potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Funds make a short sale, the Funds may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the
Funds are required to pledge assets in a segregated account maintained by the Funds’ custodian for the benefit of the broker. The
Funds also may use securities they own to meet any such collateral obligations. Until the Funds replace a borrowed security in connection with a short sale, the Funds will: (a) maintain daily a segregated account, containing liquid assets at such a level that the amount deposited in the segregated account will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of Sections 7 and 8 of the Securities Exchange Act of 1934, as
amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange
Commission (e.g., taking an offsetting long position in the security sold short). As of October 31, 2017, the U.S. Defensive Equity
Fund held $66,692,517, the U.S. Dynamic Equity Fund held $6,890,242, and the U.S. Strategic Equity Fund held $34,181,870 as collateral for short sales.

Emerging Markets Securities
Certain Funds may invest in emerging markets securities. Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible difficulties in the repatriation of investment

Notes to Financial Statements 1005

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in settlement procedures. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Emerging Markets Debt
Certain Funds may invest in emerging markets debt. A Fund's emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating due to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

Repurchase Agreements
Certain Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by a Fund and is unrelated to the interest rate on the security. The securities acquired by a Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. A Fund will not invest more than 15% of its net assets (taken at current fair value) in repurchase agreements maturing in more than seven days.

Mortgage-Related and Other Asset-Backed Securities
Certain Funds may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include reverse mortgages, mortgage pass-through securities, collateralized mortgage obligations
(“CMO”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid

1006 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities
Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal
National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities
MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues.
Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or nonconforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae and Freddie
Mac), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or tranches, with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of reserve funds (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and
overcollateralization (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private
MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities
ABS may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may

Notes to Financial Statements 1007

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then-existing holdings of such securities.

Forward Commitments
Certain Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Funds in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the
Fund's records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Certain Funds may invest in to-be-announced ("TBA") mortgage-backed securities. A TBA security is a forward mortgage-backed securities trade in which a seller agrees to issue a TBA mortgage-backed security at a future date. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. These securities are within the parameters of industry “good delivery” standards.

Inflation-Indexed Bonds
The fixed income funds may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is a
U.S. Treasury Inflation-Protected Security (“TIPS”). The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.

Guarantees
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to

1008 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the financial statements (the “Assets”). The Assets consist principally of cash due from counterparties and investments. The extent of the Funds'
exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the
Funds' Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held. This could cause a Fund to underperform other types of investments.
3. Investment in Cayman Commodity Strategies Fund Ltd. and Cayman Multi-Asset Growth Strategy Fund Ltd.
The Cayman Commodity Strategies Fund Ltd. and the Cayman Multi-Asset Growth Strategy Fund, Ltd. (each a “Subsidiary”)
are Cayman Island exempted companies and wholly owned subsidiaries of the Commodity Strategies Fund and the Multi-Asset
Growth Strategy Fund, respectively. Each Subsidiary acts as an investment vehicle for its respective Fund in order to effect certain investments on behalf of the Fund. The Fund is the sole shareholder of its Subsidiary, and it is intended that the Fund will remain the sole shareholder and, as a result, will continue to control the Subsidiary. As of October 31, 2017, net assets of the
Commodity Strategies Fund were $695,848,946 of which $135,714,198 or approximately 19.5%, represents the Fund’s ownership of the shares of its Subsidiary, and net assets of the Multi-Asset Growth Strategy Fund were $1,663,877,910 of which $49,819,408, or approximately 3.0%, represents the Fund’s ownership of the shares of its Subsidiary.

As of October 31, 2017, the market values of securities owned by the Cayman Commodity Strategies Fund, Ltd. Within the
Consolidated Schedule of investments were as follows:

United States Treasury Floating Rate Notes	$1,001,950
U. S. Cash Management Fund	88,606,672
United States Treasury Bills	21,830,125

The net investment income, net realized gain (loss) and change in unrealized gain (loss) attributable to the Cayman Commodity
Strategies Fund, Ltd. For the period ended October 31, 2107 were ($1,064,431), $6,394,825, and ($11,718), respectively.

As of October 31, 2017, the market values of securities owned by the Cayman Multi-Asset Growth Strategy Fund, Ltd. Within the
Consolidated Schedule of investments were as follows:

U. S. Cash Management Fund	$43,459,965

The net investment income, net realized gain (loss) and change in unrealized gain (loss) attributable to the Cayman Multi-Asset
Growth Strategy Fund, Ltd. For the period ended October 31, 2107 were ($4,173), $2,823,558 and $22, respectively.

The Commodity Strategies Fund and Multi-Asset Growth Strategy Fund may invest up to 25% of their total assets in their respective
Subsidiary, which may invest without limitation in commodity-linked derivative instruments, such as swaps and futures that provide exposure to the performance of commodities markets. Each Subsidiary may also invest in fixed income securities. The financial statements of the Commodity Strategies and Multi-Asset Growth Strategy Funds have been consolidated and include the accounts of both the Fund and its respective Subsidiary. All inter-company transactions and balances have been eliminated upon consolidation.
4. Investment Transactions

Securities
During the period ended October 31, 2017, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
U. S. Core Equity Fund	$577,238,738	$798,797,702
U. S. Defensive Equity Fund	593,919,888	715,033,616
U. S. Dynamic Equity Fund	344,926,166	716,545,703
U. S. Strategic Equity Fund	2,527,069,743	2,987,465,501

Notes to Financial Statements 1009

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

	Purchases	Sales
U. S. Large Cap Equity Fund	169,571,266	427,139,153
U. S. Mid Cap Equity Fund	143,529,242	156,901,198
U. S. Small Cap Equity Fund	1,923,374,095	2,048,396,111
International Developed Markets Fund	2,521,918,423	2,634,274,709
Global Equity Fund	2,100,205,526	2,836,444,207
Emerging Markets Fund	1,129,422,089	1,343,273,917
Tax-Managed U. S. Large Cap Fund	748,544,388	682,553,078
Tax-Managed U. S. Mid & Small Cap Fund	249,083,295	212,539,552
Tax-Managed International Equity Fund	473,883,442	192,849,267
Global Opportunistic Credit Fund	1,223,193,217	2,117,688,026
Unconstrained Total Return Fund	435,023,689	220,912,119
Strategic Bond Fund	2,007,191,265	1,942,155,882
Investment Grade Bond Fund	636,556,364	479,396,117
Short Duration Bond Fund	631,929,720	416,400,574
Tax-Exempt High Yield Bond Fund	521,008,750	286,727,865
Tax-Exempt Bond Fund	1,265,592,368	734,295,470
Commodity Strategies Fund	—	—
Global Infrastructure Fund	829,957,511	1,060,554,608
Global Real Estate Securities Fund	1,024,533,288	1,282,257,190
Multi-Strategy Income Fund	1,047,194,311	890,611,680
Multi-Asset Growth Strategy Fund	1,131,937,249	265,309,961
Strategic Call Overwriting Fund	7,017,406	5,951,556
Multifactor U. S. Equity Fund	569,294,972	744,979,840
Multifactor International Equity Fund	407,709,989	370,804,344

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Global Opportunistic Credit Fund	$22,989,508	$22,929,121
Unconstrained Total Return Fund	491,353,010	439,802,839
Strategic Bond Fund	4,408,258,419	4,661,583,774
Investment Grade Bond Fund	940,523,346	838,644,829
Short Duration Bond Fund	616,131,951	754,471,752
Multi-Strategy Income Fund	549,911,928	455,498,796
Multi-Asset Growth Strategy Fund	408,684,031	286,551,693

Securities Lending
The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The maturity associated with these securities is considered continuous. The Fund receives cash (U.S.
currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. The collateral cannot be resold, repledged or rehypothecated. As of October 31, 2017, to the extent that a loan was collateralized by cash, such collateral was invested by the securities lending agent, Brown Brothers Harriman & Co. (“BBH”), in the U.S. Cash Collateral Fund,
an unregistered fund advised by RIM. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Affiliated income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers, is divided between the Fund and BBH and is reported as securities lending income on the Fund's Statement of Operations. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the
Fund and BBH and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the fair value of the loaned securities at the inception of each loan. The fair value of the loaned securities is determined at the close of business of the Fund and any additional

1010 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral.
5. Related Party Transactions, Fees and Expenses

Adviser, Administrator, Transfer and Dividend Disbursing Agent
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund and managing each Fund's overall exposures. From its advisory fees received from the Funds, RIM, as agent for RIC, pays all fees to the money managers for their investment advisory services. Each money manager has agreed that it will look only to RIM for the payment of the money manager’s fee, after RIC has paid RIM. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. RIFUS is the Funds' administrator and transfer agent. RIFUS, in its capacity as the Funds' administrator, provides or oversees the provision of all administrative services for the Funds. RIFUS, in its capacity as the Funds' transfer agent and dividend disbursing agent, is responsible for providing transfer agency and dividend disbursing services to the Funds. RIFUS is a wholly-owned subsidiary of RIM. RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., a Cayman company.

The Funds are permitted to invest their cash (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the U.S. Cash Management Fund, an unregistered fund advised by RIM. As of October 31, 2017, the Funds had invested $3,218,461,969 in the U.S. Cash Management Fund. In addition, all or a portion of the collateral received from the
Investment Company’s securities lending program in the amount of $377,258,602 is invested in the U.S. Cash Collateral Fund, an unregistered fund advised by RIM.

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control with. See each Fund’s Related Party Transactions, Fees and Expenses for
disclosure of transactions with affiliated companies.

Each of the Funds pays the following advisory fee directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds:

Funds	Asset Level	Fee
U. S. Core Equity Fund	All assets	. 55%
U. S. Defensive Equity Fund	All assets	. 55%
U. S. Dynamic Equity Fund	First $2 billion	. 80%
	Next $3 billion	. 76%
	Next $5 billion	. 73%
	In excess of $10 billion	. 71%
U. S. Strategic Equity Fund	First $2 billion	. 75%
	Next $3 billion	. 71%
	Next $5 billion	. 68%
	In excess of $10 billion	. 66%
U. S. Large Cap Equity Fund	First $2 billion	. 70%
	Next $3 billion	. 66%
	Next $5 billion	. 63%
	In excess of $10 billion	. 61%
U. S. Mid Cap Equity Fund	First $2 billion	. 80%
	Next $3 billion	. 76%
	Next $5 billion	. 73%
	In excess of $10 billion	. 71%
U. S. Small Cap Equity Fund	All assets	. 70%
International Developed Markets Fund	All assets	. 70%
Global Equity Fund	First $2 billion	. 95%
	Next $3 billion	. 91%
	Next $5 billion	. 88%
	In excess of $10 billion	. 86%

Notes to Financial Statements 1011

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

Funds	Asset Level	Fee
Emerging Markets Fund	First $2 billion	1.15%
	Next $3 billion	1.11%
	Next $5 billion	1.08%
	In excess of $10 billion	1.06%
Tax-Managed U. S. Large Cap Fund	First $1.5 billion	. 70%
	Next $2.5 billion	. 66%
	Next $4 billion	. 63%
	In excess of $8 billion	. 61%
Tax-Managed U. S. Mid & Small Cap Fund	First $1.5 billion	. 98%
	Next $2.5 billion	. 94%
	Next $4 billion	. 91%
	In excess of $8 billion	. 89%
Tax-Managed International Equity Fund	First $1.5 billion	. 85%
	Next $2.5 billion	. 81%
	Next $4 billion	. 78%
	In excess of $8 billion	. 76%
Global Opportunistic Credit Fund	First $2 billion	1.00%
	Next $3 billion	. 96%
	Next $5 billion	. 93%
	In excess of $10 billion	. 91%
Unconstrained Total Return Fund	First $2 billion	1.00%
	Next $3 billion	. 96%
	Next $5 billion	. 93%
	In excess of $10 billion	. 91%
Strategic Bond Fund	First $2 billion	. 50%
	Next $3 billion	. 46%
	Next $5 billion	. 43%
	In excess of $10 billion	. 41%
Investment Grade Bond Fund	All assets	. 25%
Short Duration Bond Fund	First $2 billion	. 45%
	Next $3 billion	. 41%
	Next $5 billion	. 38%
	In excess of $10 billion	. 36%
Tax-Exempt High Yield Bond Fund	All assets	. 50%
Tax-Exempt Bond Fund	All assets	. 30%
Commodity Strategies Fund	First $2 billion	1.25%
	Next $3 billion	1.21%
	Next $5 billion	1.18%
	In excess of $10 billion	1.16%
Global Infrastructure Fund	First $2 billion	1.25%
	Next $3 billion	1.21%
	Next $5 billion	1.18%
	In excess of $10 billion	1.16%
Global Real Estate Securities Fund	First $2 billion	. 80%
	Next $3 billion	. 76%
	Next $5 billion	. 73%
	In excess of $10 billion	. 71%
Multi-Strategy Income Fund	First $2 billion	. 75%
	Next $3 billion	. 71%

1012 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

Funds	Asset Level	Fee
	Next $5 billion	. 68%
Multi-Asset Growth Strategy Fund	First $2 billion	. 85%
	Next $3 billion	. 81%
	Next $5 billion	. 78%
	In excess of $10 billion	. 76%
Strategic Call Overwriting Fund	All assets	. 80%
Multifactor U. S. Equity Fund	All assets	. 30%
Multifactor International Equity Fund	All assets	. 45%

The administrative fee of up to 0.05% specified in the table below are based on the average daily net assets of each Fund and are payable monthly to RIFUS.

Funds	Administrator*
U. S. Core Equity Fund	. 05%
U. S. Defensive Equity Fund	. 05
U. S. Dynamic Equity Fund	. 05
U. S. Strategic Equity Fund	. 05
U. S. Large Cap Equity Fund	. 05
U. S. Mid Cap Equity Fund	. 05
U. S. Small Cap Equity Fund	. 05
International Developed Markets Fund	. 05
Global Equity Fund	. 05
Emerging Markets Fund	. 05
Tax-Managed U. S. Large Cap Fund	. 05
Tax-Managed U. S. Mid & Small Cap Fund	. 05
Tax-Managed International Equity Fund	. 05
Global Opportunistic Credit Fund	. 05
Unconstrained Total Return Fund	. 05
Strategic Bond Fund	. 05
Investment Grade Bond Fund	. 05
Short Duration Bond Fund	. 05
Tax-Exempt High Yield Bond Fund	. 05
Tax-Exempt Bond Fund	. 05
Commodity Strategies Fund**	. 05
Global Infrastructure Fund	. 05
Global Real Estate Securities Fund	. 05
Multi-Strategy Income Fund	. 05
Multi-Asset Growth Strategy Fund**	. 05
Strategic Call Overwriting Fund	. 05
Multifactor U. S. Equity Fund	. 05
Multifactor International Equity Fund	. 05

* Administrative fees are assessed on total Fund assets based on a tiered fee schedule.

** Annual rates do not reflect the consolidated rates inclusive of fees paid by the Fund's Subsidiary.

The following shows the respective totals for advisory and administrative fees for the period ended October 31, 2017.

Notes to Financial Statements 1013

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

	Advisory	Administrative
U. S. Core Equity Fund	$3,668,163	$321,670
U. S. Defensive Equity Fund	3,366,013	295,164
U. S. Dynamic Equity Fund	2,455,385	148,100
U. S. Strategic Equity Fund	21,977,317	1,438,463
U. S. Large Cap Equity Fund	1,580,024	108,935
U. S. Mid Cap Equity Fund	1,274,131	76,817
U. S. Small Cap Equity Fund	12,995,461	895,297
International Developed Markets Fund	17,873,029	1,231,307
Global Equity Fund	23,270,983	1,190,886
Emerging Markets Fund	26,757,935	1,127,734
Tax-Managed U. S. Large Cap Fund	14,415,343	1,009,402
Tax-Managed U. S. Mid & Small Cap Fund	4,670,351	229,429
Tax-Managed International Equity Fund	7,209,703	408,941
Global Opportunistic Credit Fund	17,573,953	847,745
Unconstrained Total Return Fund	5,239,286	252,552
Strategic Bond Fund	24,132,434	2,449,606
Investment Grade Bond Fund	2,305,441	444,727
Short Duration Bond Fund	3,656,012	391,845
Tax-Exempt High Yield Bond Fund	2,088,566	201,387
Tax-Exempt Bond Fund	5,013,111	805,773
Commodity Strategies Fund	10,561,400	409,858
Global Infrastructure Fund	13,039,029	503,064
Global Real Estate Securities Fund	9,208,267	555,137
Multi-Strategy Income Fund	7,214,120	463,804
Multi-Asset Growth Strategy Fund	4,050,023	229,445
Strategic Call Overwriting Fund	748,713	45,129
Multifactor U. S. Equity Fund	2,584,357	415,433
Multifactor International Equity Fund	3,654,036	391,565

RIM has agreed to certain waivers of its advisory and administrative fees as follows:

For the U.S. Strategic Equity Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent that direct Fund-level expenses exceed 0.56% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-
level expenses for the U.S. Strategic Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the
Fund. The total amount of the waiver for the period ended October 31, 2017 was $6,872,453. There were no reimbursements for the period ended October 31, 2017.

For the U.S. Large Cap Equity Fund, RIM has contractually agreed, until February 28, 2018, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the U.S. Large Cap Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended
October 31, 2017 was $443,303. There were no reimbursements for the period ended October 31, 2017.

For the U.S. Mid Cap Equity Fund, RIM has contractually agreed, until February 28, 2018, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the U.S. Mid Cap Equity Fund do not include

1014 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31,
2017 was $392,630. There were no reimbursements for the period ended October 31, 2017.

For the International Developed Markets Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the International Developed
Markets Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2017 was $699. There were no reimbursements for the period ended October 31, 2017.

For the Emerging Markets Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2018, that results in an effective advisory fee not to exceed 1.109%. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2017 was $823,386. There were no reimbursements for the period ended October 31, 2017.

For the Tax-Managed U.S. Mid & Small Cap Fund, RIM has contractually agreed, until February 28, 2018, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-
level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Tax-Managed U.S.
Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. There were no waivers or reimbursements for the period ended October 31, 2017.

For the Tax-Managed International Equity Fund, RIM has contractually agreed, until February 28, 2018, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.89% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Tax-Managed International
Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2017 was $731,710. There were no reimbursements for the period ended October 31, 2017.

For the Global Opportunistic Credit Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2018, that results in an effective advisory fee not to exceed 0.676%. This waiver may not be terminated during the relevant period except with
Board approval. The total amount of the waiver for the period ended October 31, 2017 was $5,693,598.

For the Unconstrained Total Return Fund, RIM has contractually agreed, until February 28, 2018, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses, to the extent that direct Fund-level expenses exceed 0.72% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Unconstrained Total Return Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2017 was $2,651,620. There were no reimbursements for the period ended October 31, 2017.

For the Strategic Bond Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.44%
of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Strategic Bond Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the
Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2017 was
$1,042,972. There were no reimbursements for the period ended October 31, 2017.

For the Investment Grade Bond Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.32% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated

Notes to Financial Statements 1015

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

during the relevant period except with Board approval. Direct Fund-level expenses for the Investment Grade Bond Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. There were no waivers or reimbursements for the period ended October 31, 2017.

For the Short Duration Bond Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2018, that results in an effective advisory fee not to exceed 0.368%. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2017 was $666,207.

For the Tax-Exempt High Yield Bond Fund, RIM has contractually agreed, until February 28, 2018, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, including extraordinary expenses, to the extent that direct Fund-level expenses exceed 0.44% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Tax-Exempt High Yield Bond Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2017 was $809,158. There were no reimbursements for the period ended
October 31, 2017.

For the Commodity Strategies Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2018, that results in an effective advisory fee not to exceed 0.8025%. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2017 was $3,182,493.

The Cayman Commodity Strategies Fund Ltd., organized as a company under the laws of the Cayman Islands, a wholly-owned subsidiary of the Fund, (the “Commodity Strategies Subsidiary”) pays RIM an advisory fee and pays RIFUS an administrative fee at the annual rates of up to 1.25% and 0.05%, respectively, of the Commodity Strategies Subsidiary net assets (the “Commodity
Strategies Subsidiary Fees”). Pursuant to a contractual agreement with the Commodity Strategies Fund, RIM and RIFUS have agreed to permanently waive the portion of the advisory and the administrative fees paid by the Commodity Strategies Fund to
RIM and RIFUS, respectively, in the amount equal to the amount of the Commodity Strategies Subsidiary Fees received by RIM and RIFUS, if any. This waiver may not be terminated by RIM and RIFUS. The total amount of the advisory waiver for the period ended October 31, 2017 was $1,671,326. The total amount of the administrative fee waiver for the period ended October 31, 2017 was $66,853.

For the Global Infrastructure Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.95% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Global Infrastructure Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended
October 31, 2017 was $3,884,666. There were no reimbursements for the period ended October 31, 2017.

For the Multi-Strategy Income Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.57% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Multi-Strategy Income Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended
October 31, 2017 was $2,672,814. There were no reimbursements for the period ended October 31, 2017.

For the Multi-Asset Growth Strategy Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses and expenses of the Fund's wholly-owned subsidiary, the Cayman Multi-Asset Growth Strategy Fund, Ltd., borne indirectly by the Fund to the extent that such expenses exceed 0.73% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the advisory waiver for the period ended October 31, 2017 was $ 1,239,503.
There were no reimbursements for the period ended October 31, 2017.

1016 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

Cayman Multi-Asset Growth Strategy Fund, Ltd., organized as a company under the laws of the Cayman Islands, a wholly-owned subsidiary of the Fund, (the “Multi-Asset Growth Strategy Subsidiary”) pays RIM an advisory fee and pays RIFUS an administrative fee at the annual rates of up to 0.85% and 0.05%, respectively, of the Multi-Asset Growth Subsidiary's net assets (the “Multi-Asset
Growth Strategy Subsidiary Fees”). Pursuant to a contractual agreement with the Multi-Asset Growth Strategy Fund, RIM and
RIFUS have agreed to permanently waive the portion of the advisory fees and the administrative fees paid by the Fund to RIM and RIFUS, respectively, in the amount equal to the amount of the Multi-Asset Growth Strategy Subsidiary Fees received by RIM and RIFUS, if any. This waiver many not be terminated by RIM or RIFUS. The total amount of the advisory waiver for the period ended October 31, 2017 was $74,608. The total amount of the administrative fee waiver for the period ended October 31, 2017 was
$4,228.

For the Strategic Call Overwriting Fund, RIM has contractually agreed, until February 28, 2018, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, to the extent such direct Fund-level expenses exceed 0.77% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Strategic Call Overwriting
Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2017 was $284,100.

For the Multifactor U.S. Equity Fund, RIM has contractually agreed, until February 28, 2018, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expense on short sales, to the extent such direct Fund-level expenses exceed 0.40% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-
level expenses for the Multifactor U.S. Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the
Fund. The total amount of the waiver for the period ended October 31, 2017 was $64,231. There were no reimbursements for the period ended October 31, 2017.

For the Multifactor International Equity Fund, RIM has contractually agreed, until February 28, 2018, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expense on short sales, to the extent such direct Fund-level expenses exceed 0.49% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Direct Fund-level expenses for the Multifactor International Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2017 was $654,298. There were no reimbursements for the period ended October 31, 2017.

RIM does not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent
RIFUS serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RIFUS is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. Transfer agency fees are class-
level expenses and may differ by class. RIFUS retains a portion of this fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended October 31, 2017 were as follows:

Notes to Financial Statements 1017

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

Amount
U. S. Core Equity Fund	$1,197,574
U. S. Defensive Equity Fund	768,044
U. S. Dynamic Equity Fund	95,385
U. S. Strategic Equity Fund	5,965,442
U. S. Large Cap Equity Fund	451,436
U. S. Mid Cap Equity Fund	318,533
U. S. Small Cap Equity Fund	2,770,935
International Developed Markets Fund	4,926,032
Global Equity Fund	3,528,573
Emerging Markets Fund	3,749,749
Tax-Managed U. S. Large Cap Fund	4,186,154
Tax-Managed U. S. Mid & Small Cap Fund	951,542
Tax-Managed International Equity Fund	1,696,218
Global Opportunistic Credit Fund	2,502,230
Unconstrained Total Return Fund	330,115
Strategic Bond Fund	8,256,860
Investment Grade Bond Fund	1,466,279
Short Duration Bond Fund	1,258,360
Tax-Exempt High Yield Bond Fund	835,330
Tax-Exempt Bond Fund	3,342,074
Commodity Strategies Fund	1,049,164
Global Infrastructure Fund	1,719,784
Global Real Estate Securities Fund	2,107,390
Multi-Strategy Income Fund	1,417,709
Multi-Asset Growth Strategy Fund	922,115
Strategic Call Overwriting Fund	187,178
Multifactor U. S. Equity Fund	327,878
Multifactor International Equity Fund	141,930

RIFUS has contractually agreed to waive, through February 28, 2018, a portion of its transfer agency fees for certain classes of certain Funds as set forth below:

Funds/Classes	Waivers
U. S. Core Equity Fund-Class S	. 04%
U. S. Defensive Equity Fund-Class S	. 04
U. S. Dynamic Equity Fund-Class S	. 04
U. S. Strategic Equity Fund-Class A, C, E, & S	. 02
U. S. Small Cap Equity Fund-Class S	. 04

1018 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

Funds/Classes	Waivers
U. S. Small Cap Equity Fund-Class R6	. 02
International Developed Markets Fund-Class S	. 04
Global Equity Fund-Class M	. 10
Emerging Markets Fund-Class A, C, E, R6 & S	. 02
Tax-Managed U. S. Large Cap Fund-Class M	. 10
Tax-Managed U. S. Mid & Small Cap Fund-Class A	. 02
Tax-Managed U. S. Mid & Small Cap Fund-Class C,E & S	. 05
Tax-Managed International Equity Fund-Class M	. 10
Global Opportunistic Credit Fund-Class A,C,E & S	. 12
Unconstrained Total Return Fund-Class M	. 10
Strategic Bond Fund-Class A, C, E	. 04
Strategic Bond Fund-Class S	. 06
Strategic Bond Fund-Class R6	. 02
Investment Grade Bond Fund-Class S	. 04
Investment Grade Bond Fund-Class R6	. 02
Short Duration Bond Fund-Class A,C,E & S	. 12
Short Duration Bond Fund-Class R6	. 02
Tax-Exempt High Yield Bond Fund-Class M	. 10
Tax-Exempt Bond Fund-Class A	. 02
Tax-Exempt Bond Fund-Class C,E & S	. 06
Commodity Strategies Fund-Class A,C,E & S	. 01
Global Infrastructure Fund-Class A,C,E & S	. 02
Global Real Estate Securities Fund-Class R6	. 02
Global Real Estate Securities Fund-Class M	. 10
Multi-Strategy Income Fund-Class M	. 10
Multi-Asset Growth Strategy Fund-Class M	. 10
Multifactor U. S. Equity Fund-Class R6	. 02
Multifactor U. S. Equity Fund-Class M	. 15
Multifactor International Fund-Class R6	. 02
Multifactor International Fund-Class M	. 15

RIFUS has contractually agreed to waive, through February 28, 2019, a portion of its transfer agency fees for certain classes of certain Funds as set forth below:

Funds/Classes	Waivers
U. S. Strategic Equity Fund--Class M	. 12%
U. S. Small Cap Equity Fund-Class M	. 14
International Developed Markets Fund-Class M	. 14
Emerging Markets Fund-Class M	. 12
Tax-Managed U. S. Mid & Small Cap Fund-Class M	. 15
Global Opportunistic Credit Fund-Class M	. 17
Strategic Bond Fund-Class M	. 16
Investment Grade Bond Fund-Class M	. 14
Short Duration Bond Fund-Class M	. 17
Tax-Exempt Bond Fund-Class M	. 16
Commodity Strategies Fund-Class M	. 11
Global Infrastructure Fund-Class M	. 12

For the period ended October 31, 2017, the total transfer agent fee waivers are as follows:

Amount
U. S. Core Equity Fund	$145,749
U. S. Defensive Equity Fund	85,046
U. S. Dynamic Equity Fund	8,524
U. S. Strategic Equity Fund	609,352
U. S. Small Cap Equity Fund	362,497
International Developed Markets Fund	676,646
Global Equity Fund	9,838

Notes to Financial Statements 1019

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

Amount
Emerging Markets Fund	265,290
Tax-Managed U. S. Large Cap Fund	13,194
Tax-Managed U. S. Mid & Small Cap Fund	236,490
Tax-Managed International Equity Fund	8,682
Global Opportunistic Credit Fund	1,490,425
Unconstrained Total Return Fund	2,691
Strategic Bond Fund	2,129,538
Investment Grade Bond Fund	194,873
Short Duration Bond Fund	751,186
Tax-Exempt High Yield Bond Fund	4,355
Tax-Exempt Bond Fund	1,006,333
Commodity Strategies Fund	54,240
Global Infrastructure Fund	175,551
Global Real Estate Securities Fund	3,184
Multi-Strategy Income Fund	4,149
Multi-Asset Growth Strategy Fund	5,957
Multifactor U. S. Equity Fund	5,563
Multifactor International Equity Fund	2,955

Distributor and Shareholder Servicing
Russell Investments Financial Services, LLC (the “Distributor”), a wholly owned subsidiary of RIM, serves as a distributor for RIC, pursuant to a distribution agreement with RIC.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any selling agents, as defined in the Plan, for sales support services provided and related expenses incurred which are primarily intended to result in the sale of the Class A and Class C shares subject to the Plan. 12b-1 distribution payments are 0.25% or 0.75% of the average daily net assets of a Fund’s
Class A or Class C shares, respectively, on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), these limitations are imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

The aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class E Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, and are subject to certain exclusions. For the period ended October 31, 2017, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares
U. S. Defensive Equity Fund	$14
U. S. Large Cap Equity Fund	6
U. S. Mid Cap Equity Fund	1
U. S. Small Cap Equity Fund	2
International Developed Markets Fund	36
Global Equity Fund	1,025
Emerging Markets Fund	68
Tax-Managed U. S. Large Cap Fund	1,009
Tax-Managed U. S. Mid & Small Cap Fund	396
Tax-Managed International Equity Fund	124

1020 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

Strategic Bond Fund	16
Short Duration Bond Fund	2,492
Tax-Exempt High Yield Bond Fund	120
Tax-Exempt Bond Fund	1,546
Commodity Strategies Fund	68
Global Real Estate Securities Fund	3

For the period ended October 31, 2017, the sales commissions paid to the selling agents for the sales of Class A shares were as follows:

	Aggregate	Class A Front-End
	Front-End	Sales Charges
	Sales Charges	Retained by
	on Class A Shares	Distributor
U. S. Core Equity Fund	$7,917	$1,231
U. S. Defensive Equity Fund	56,776	9,169
U. S. Dynamic Equity Fund	20,068	2,766
U. S. Strategic Equity Fund	10,555	1,476
U. S. Large Cap Equity Fund	32,321	5,794
U. S. Mid Cap Equity Fund	8,892	1,247
U. S. Small Cap Equity Fund	13,403	2,145
International Developed Markets Fund	33,862	6,327
Global Equity Fund	16,371	2,632
Emerging Markets Fund	32,679	5,558
Tax-Managed U. S. Large Cap Fund	85,837	15,403
Tax-Managed U. S. Mid & Small Cap Fund	30,892	5,398
Tax-Managed International Equity Fund	27,103	5,111
Global Opportunistic Credit Fund	8,232	1,541
Unconstrained Total Return Fund	615	119
Strategic Bond Fund	26,179	5,295
Investment Grade Bond Fund	8,333	1,661
Short Duration Bond Fund	8,122	1,626
Tax-Exempt High Yield Bond Fund	7,269	1,510
Tax-Exempt Bond Fund	27,287	5,555
Commodity Strategies Fund	16,394	3,026
Global Infrastructure Fund	50,192	7,879
Global Real Estate Securities Fund	32,212	5,456
Multi-Strategy Income Fund	72,297	13,344

Affiliated Brokerage Commissions
The Funds effect certain transactions through Russell Investments Implementation Services, LLC (“RIIS”). RIIS is a registered broker and investment adviser and an affiliate of RIM. RIIS uses a multi-venue trade management approach whereby RIIS allocates trades among RIIS’ network of independent brokers for execution, clearing and other services. Trades placed through RIIS and its independent brokers are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIM determines not to allocate to money managers, including assets RIM may manage to effect a Fund’s investment strategies and/or to modify a Fund's overall portfolio characteristics and for each Fund’s cash reserves, (iii) to execute portfolio securities transactions for the portion of a Fund’s assets that RIM manages based upon model portfolios provided by the Fund’s non-discretionary managers or (iv) to execute money manager’s portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager. RIM has authorized RIIS to effect certain futures, swaps, OTC derivative transactions, and cleared swaps, including foreign currency spots, forwards and options trading on behalf of the Funds.

Notes to Financial Statements 1021

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the
Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a -7 of the Investment
Company Act. Further, as defined under the procedures each transaction is effected at the current market value.

During the period ended October 31, 2017, the Funds engaged in purchases and sales of securities pursuant to Rule 17a -7 of the
Investment Company Act, as follows (amounts in thousands):

	Purchases	Sales
International Developed Markets Fund	$—	$1,585
Global Equity Fund	936	385
Tax-Exempt High Yield Bond Fund	—	521
Unconstrained Total Return Fund	59,495	20,430

Board of Trustees
The Russell Investments Fund Complex consists of RIC, which has 33 funds and Russell Investment Funds ("RIF"), which has 9 funds. Each of the Trustees is a Trustee of RIC and RIF. The Russell Investments Fund Complex compensates each Trustee who is not an employee of RIM or its affiliates. Trustee compensation and expenses are allocated to each Fund based on its net assets relative to other funds in the Russell Investments Fund Complex.

For the period ended October 31, 2017 the regular compensation paid to the Trustees by the Russell Investments Fund Complex was $1,397,750.
6. Federal Income Taxes
At October 31, 2017, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

				No Expiration
Funds	10/31/2017	10/31/2018	10/31/2019	Short Term	Long-Term	Totals
International
Developed Markets	$—	$42,629,634	$—	$—	$ —	$42,629,634
Fund
Emerging Markets
Fund	—	—	—	—	44,108,516	44,108,516
Tax-Managed
International Equity	—	—	—	56,429,284	4,239,832	60,669,116
Fund
Global Opportunistic
Credit Fund	—	—	—	190,062	22,747,596	22,937,658
Strategic Bond Fund
	—	—	—	14,096,439	16,473,911	30,570,350
Investment Grade
Bond Fund	—	—	—	4,595,725	2,768,490	7,364,215
Short Duration Bond
Fund	—	—	—	534,866	2,915,774	3,450,640
Tax-Exempt High
Yield Bond Fund	—	—	—	510,077	—	510,077
Tax-Exempt Bond
Fund	—	—	221,229	1,088,102	37,204	1,346,535
Commodity Strategies
Fund	—	—	—	1,575	—	1,575
Strategic Call
Overwriting Fund	—	—	—	8,199,328	6,297,786	14,497,114
Multifactor
International Equity	—	—	—	55,166,635	25,207,179	80,373,814
Fund

1022 Notes to Financial Statements

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred in post-
enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
7. Record Ownership
As of October 31, 2017, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%
U. S. Core Equity Fund	3	69.2
U. S. Defensive Equity Fund	3	44.3
U. S. Dynamic Equity Fund	2	51.9
U. S. Strategic Equity Fund	4	82.3
U. S. Large Cap Equity Fund	1	95.5
U. S. Mid Cap Equity Fund	1	95.2
U. S. Small Cap Equity Fund	2	50.3
International Developed Markets Fund	4	86.4
Global Equity Fund	5	67.7
Emerging Markets Fund	4	71.4
Tax-Managed U. S. Large Cap Fund	4	81.6
Tax-Managed U. S. Mid & Small Cap Fund	4	82.4
Tax-Managed International Equity Fund	3	73.7
Global Opportunistic Credit Fund	4	57.3
Unconstrained Total Return Fund	2	41.3
Strategic Bond Fund	5	81.1
Investment Grade Bond Fund	2	67.9
Short Duration Bond Fund	3	51.1
Tax-Exempt High Yield Bond Fund	3	75.9
Tax-Exempt Bond Fund	4	84.0
Commodity Strategies Fund	3	59.2
Global Infrastructure Fund	4	70.9
Global Real Estate Securities Fund	3	71.4
Multi-Strategy Income Fund	1	46.7
Multi-Asset Growth Strategy Fund	1	61.1
Strategic Call Overwriting Fund	1	92.2
Multifactor U. S. Equity Fund	3	84.7
Multifactor International Equity Fund	4	85.4

8. Illiquid and Restricted Securities
No more than 15% of a Fund’s net assets will be invested in securities, including repurchase agreements of more than seven days’
duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.

The Board of the Funds has adopted procedures to permit each Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule
144A Securities”) under the Securities Act; (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible
MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively,
“Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).

A restricted security may have contractual restrictions on resale, may have been offered in a private placement transaction, and is not registered under the Securities Act of 1933.

Notes to Financial Statements 1023

Russell Investment Company

Notes to Financial Statements, continued — October 31, 2017

See each Fund’s Schedule of Investments for a list of securities that have been footnoted as a restricted security or as an illiquid and restricted security.
9. Commitments and Contingencies
Certain Funds enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrowers' discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations. Funded portions of credit agreements are presented in the Schedules of Investments. For the period ended October 31, 2017, the Funds had no unfunded loan commitments.

Pending Legal Proceedings
The Strategic Bond Fund is one of several defendants in a bankruptcy adversary avoidance claim in a Consolidated Multidistrict
Action styled In Re: Motors Liquidation Company, et al., Debtors, Motors Liquidation Company Avoidance Action Trust, etc., v.
JPMorgan Chase Bank, et al., United States District Bankruptcy Court for the Southern District of New York.  The claim relates to alleged improper payments to the Fund as a participating lender in a term loan provided to General Motors Company due to the
Fund’s security interests not being properly perfected.  The Fund denied liability and cross-claimed against the administrative agent for the term loan lenders seeking damages arising from the agent’s failure to properly perfect the security interests of the lenders. Discovery in the case in chief is closed, motion practice in that portion of the case is ongoing, and discovery with respect to the cross claims between the defense group and J.P. Morgan Chase Bank over defective UCC filings is underway.

10. Subsequent Events
Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted no events have occurred that require disclosure except the following:

The Reorganization of the U.S. Large Cap Equity Fund: The following information relates to the upcoming reorganization of the U.S.
Large Cap Equity Fund (the "Acquired Fund") into the Multifactor U.S. Equity Fund (the "Acquiring Fund"):

At a meeting held on December 5, 2017, the Board of Trustees of RIC, upon the recommendation of RIM, approved an Agreement and Plan of Reorganization (the “Plan”) with respect to the reorganization of the Acquired Fund into the Acquiring Fund, each a series of RIC (the “Reorganization”). The Reorganization does not require shareholder approval.

Shareholders of the Acquired Fund will receive more information about the benefits to them and impacts of the Reorganization in a separate information statement that is expected to be mailed to shareholders in March 2018, closer to the expected Reorganization date on or about the close of business on April 27, 2018 (the “Closing Date”).

The Reorganization contemplates: (1) transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for
Shares of the Acquiring Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of Shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired
Fund. Each shareholder of the Acquired Fund will receive Shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Shares of the Acquired Fund held by that shareholder as of the Closing Date.

Please note that existing shareholders and new investors will be able to purchase Shares of the Acquired Fund through the close of business on April 25, 2018. Shareholders will be able to redeem Shares of the Acquired Fund through the Closing Date.

Distributions:

On November 1, 2017, the Board declared dividends payable from net investment income for the funds that declared distributions monthly, as applicable. See Note 2. Dividends were paid on November 3, 2017, to shareholders of record effective with the opening of business on November 2, 2017.

On December 1, 2017, the Board declared dividends payable from net investment income for the funds that declared distributions monthly, as applicable. See Note 2. Dividends were paid on December 5, 2017, to shareholders of record effective with the opening of business on December 4, 2017.

On December 19, 2017, the Board declared dividends payable from net investment income and capital gains for all funds, as applicable. See Note 2. Dividends were paid on December 21, 2017, to shareholders of record effective with the opening of business on December 20, 2017.

1024 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Russell Investment Company and Shareholders of the U.S. Core Equity Fund, U.S. Defensive Equity Fund, U.S.
Dynamic Equity Fund, U.S. Strategic Equity Fund, U.S. Large Cap Equity Fund, U.S. Mid Cap Equity Fund, U.S. Small Cap Equity Fund,
International Developed Markets Fund, Global Equity Fund, Emerging Markets Fund, Tax-Managed U.S. Large Cap Fund, Tax-Managed
U.S. Mid & Small Cap Fund, Tax-Managed International Equity Fund, Global Opportunistic Credit Fund, Unconstrained Total Return Fund,
Strategic Bond Fund, Investment Grade Bond Fund, Short Duration Bond Fund, Tax-Exempt High Yield Bond Fund, Tax-Exempt Bond
Fund, Commodity Strategies Fund, Global Infrastructure Fund, Global Real Estate Securities Fund, Multi-Strategy Income Fund, Multi-
Asset Growth Strategy Fund, Strategic Call Overwriting Fund, Multifactor U.S. Equity Fund and Multifactor International Equity Fund

In our opinion, the (i) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Core Equity Fund, U.S. Defensive Equity Fund, U.S. Dynamic Equity Fund, U.S. Large Cap Equity Fund, U.S. Mid
Cap Equity Fund and Strategic Call Overwriting Fund as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, (ii) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Strategic Equity Fund, U.S. Small Cap Equity Fund, International Developed Markets Fund, Global
Equity Fund, Emerging Markets Fund, Tax-Managed U.S. Large Cap Fund, Tax-Managed U.S. Mid & Small Cap Fund, Global
Opportunistic Credit Fund, Strategic Bond Fund, Investment Grade Bond Fund, Short Duration Bond Fund, Tax-Exempt Bond Fund,
Global Infrastructure Fund and Global Real Estate Securities Fund as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, (iii) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Managed International Equity Fund and Tax-Exempt High Yield Bond Fund as of October 31, 2017,
the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended October 31, 2017 and for the period from
June 2, 2015 (commencement of operations) through October 31, 2015, (iv) accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Unconstrained Total Return Fund as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 2017 and for the period from September 23, 2016 (commencement of operations) through October 31, 2016, (v) accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the
Commodity Strategies Fund and its subsidiary as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, (vi) accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the
Multi-Strategy Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended October 31,
2017 and for the period from May 4, 2015 (commencement of operations) through October 31, 2015, (vii) accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the
Multi-Asset Growth Strategy Fund and its subsidiary as of October 31, 2017, the results of their operations, the changes in their net assets and the financial highlights for the period from March 8, 2017 (commencement of operations) through October 31, 2017, and

Report of Independent Registered Public Accounting Firm 1025

Report of Independent Registered Public Accounting Firm

(viii) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Multifactor
U.S. Equity Fund (formerly Select U.S. Equity Fund) and Multifactor International Equity Fund (formerly Select International Equity
Fund) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended October 31,
2017 and for the period from August 1, 2014 (commencement of operations) through October 31, 2014 (twenty eight of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as
"financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

1026 Report of Independent Registered Public Accounting Firm

Russell Investment Company

Tax Information — October 31, 2017 (Unaudited)

For the tax year ended October 31, 2017, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2017, the Funds hereby designate under Section 871(k)(2)(c) of the Internal Revenue Code, the maximum amount allowable as a short-term capital gains dividend for purposes of the tax imposed under Section 871(a)(1)(A)
of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2018 will show the tax status of all distributions paid to your account in calendar year
2017.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

U. S Core Equity Fund	33.4%
U. S. Defensive Equity Fund	60.5%
U. S. Dynamic Equity Fund	14.2%
U. S. Strategic Equity Fund	45.0%
U. S. Large Cap Equity Fund	26.4%
U. S. Mid Cap Equity Fund	24.0%
U. S. Small Cap Equity Fund	15.3%
International Developed Markets Fund	0.0%
Global Equity Fund	18.9%
Emerging Markets Fund	0.0%
Tax-Managed U. S. Large Cap Fund	100.0%
Tax-Managed U. S. Mid & Small Cap Fund	0.0%
Tax-Managed International Equity Fund	0.0%
Global Opportunistic Credit Fund	0.0%
Strategic Bond Fund	0.0%
Investment Grade Bond Fund	0.0%
Short Duration Bond Fund	0.0%
Tax-Exempt High Yield Bond Fund	0.0%
Tax-Exempt Bond Fund	0.0%
Commodity Strategies Fund	0.0%
Global Infrastructure Fund	15.4%
Global Real Estate Securities Fund	0.0%
Multi-Strategy Income Fund	7.9%
Strategic Call Overwriting Fund	100.0%
Multifactor U. S. Equity Fund	79.4%
Multifactor International Equity Fund	0.0%
Unconstrained Total Return Fund	0.0%
Multi-Asset Growth Strategy Fund	0.0%

Tax Information 1027

Russell Investment Company

Tax Information, continued — October 31, 2017 (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2017:

U. S. Core Equity Fund	$61,249,429
U. S. Defensive Equity Fund	43,299,029
U. S. Dynamic Equity Fund	17,982,005
U. S. Strategic Equity Fund	125,483,391
U. S. Large Cap Equity Fund	13,793,003
U. S. Mid Cap Equity Fund	4,674,467
U. S. Small Cap Fund	3,776,552
Global Equity Fund	154,036,845
Strategic Bond Fund	30,856,001
Investment Grade Bond Fund	2,849,035
Global Infrastructure Fund	28,976,785
Global Real Estate Securities Fund	65,947,277
Unconstrained Total Return Fund	582,187

Please consult a tax adviser for any questions about federal or state income tax laws.

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2017.
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

		Foreign		Foreign
		Taxes		Source
	Foreign	Paid	Foreign Source	Income Per
Fund Name	Taxes Paid	Per Share	Income	Share
International Developed Markets Fund	$5,095,164	$0.0724	$68,691,669	$0.9763
Global Equity Fund	2,945,702	0.0161	28,960,270	0.1579
Emerging Markets Fund	9,613,059	0.0795	49,201,493	0.4067
Global Infrastructure Fund	1,621,696	0.0216	26,159,127	0.3485
Multifactor International Equity Fund	2,012,200	0.0223	24,590,762	0.2730
Tax-Managed International Equity Fund	2,340,180	0.0240	20,623,969	0.2114

Pursuant to Section 852(b)(5)(A) of the Internal Revenue Code, the following Funds designate distributions from net investment income as exempt interest dividends during the taxable year ended October 31, 2017:

Tax-Exempt Bond Fund	$42,709,695
Tax-Exempt High Yield Bond Fund	14,845,037

1028 Tax Information

Russell Investment Company

Affiliated Brokerage Transactions — October 31, 2017 (Unaudited)

As discussed in the Note 5 in the Notes to Financial Statements contained in this annual report, the Funds utilize RIIS and its independent brokers. RIIS is a registered broker dealer and investment adviser and an affiliate of RIM. RIIS uses a multi-venue trade management approach whereby RIIS allocates trades among RIIS’ network of independent brokers for execution, clearing, and other services. Trades placed through RIIS and its independent brokers are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for each Fund’s assets that RIM determines not to allocate to money managers including assets RIM may manage to effect a Fund’s investment strategies and/or to modify a Fund’s overall portfolio characteristics and for each Fund’s cash reserves, (iii) to execute portfolio securities transactions for the portion of a Fund’s assets that RIM manages based upon model portfolios provided by the Fund’s non-discretionary managers (iv) to execute money manager portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager, or (v) to execute foreign currency transactions on behalf of the Funds. RIM has authorized
RIIS to effect certain futures, swaps, OTC derivative transactions, and cleared swaps, including foreign currency spots, forwards and options trading on behalf of the Funds.

Amounts retained by RIIS for the period ended October 31, 2017 were as follows:

Affiliated Broker	Fund Name	2017
RIM
	U. S. Core Equity Fund	$63,124
	U. S. Defensive Equity Fund	58,061
	U. S. Dynamic Equity Fund	39,617
	U. S. Strategic Equity Fund	321,506
	U. S. Large Cap Equity Fund	60,944
	U. S. Mid Cap Equity Fund	16,530
	U. S. Small Cap Equity Fund	511,103
	International Developed Markets Fund	926,874
	Global Equity Fund	555,004
	Emerging Markets Fund	386,031
	Tax-Managed U. S. Large Cap Fund	58,583
	Tax-Managed U. S. Mid & Small Cap Fund	31,915
	Tax-Managed International Equity Fund	61,117
	Global Opportunistic Credit Fund	174,963
	Global Infrastructure Fund	127,240
	Global Real Estate Securities Fund	94,943
	Multi-Strategy Income Fund	241,888
	Multi-Asset Growth Strategy Fund	398,955
	Strategic Call Overwriting Fund	768
	Multifactor U. S. Equity Fund	53,742
	Multifactor International Equity Fund	49,967

Affiliated Brokerage Transactions 1029

Russell Investment Company

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Initial Approval of the Investment Advisory Agreement for the Multi-Asset Growth Strategy Fund
In the case of a new Fund, the Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the
“Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent
Trustees”) voting separately, initially approve the advisory agreement with RIM (the “New Fund RIM Agreement”) and the portfolio management contract with each Money Manager of the Fund (collectively, the “New Fund Money Manager Agreements,” and together with the New Fund RIM Agreement, the “New Fund Agreements”) and, thereafter, to approve the continuation of each New Fund
Agreement on at least an annual basis, and that the terms and conditions of each New Fund Agreement provide for its termination if continuation is not approved annually and upon its “assignment” within the meaning of Section 2(a)(4) of the 1940 Act.

The Board, including all of the Independent Trustees, initially considered and approved the adoption of the New Fund Agreements for the Multi-Asset Growth Strategy Fund (the “New Fund”) at a meeting held in person on August 30, 2016 (the “New Fund Agreement
Evaluation Meeting”). In preparation for the evaluation of the New Fund Agreements, the Board, including the Independent Trustees, considered (1) information and reports prepared by RIM relating to the services proposed to be provided by RIM (and its affiliates)
and each Money Manager to the New Fund; (2) information prepared by RIM, not an independent source, comparing the proposed fees and projected expenses of the New Fund with other funds not managed by RIM in a peer group (the “peer group”) selected by an independent source and identified and presented by RIM as the most appropriate peer group at that time for expense comparisons, although the peer group included funds with diverse investment objectives and structures (including both fund of funds and non-funds of funds) (the “Comparable Funds,” and with the New Fund, in the case of operating expense comparisons, the New Fund’s “Expense
Universe”); and (3) presentations made by RIM to the Trustees at the New Fund Agreement Evaluation Meeting in connection with its evaluation of the New Fund Agreements. The foregoing and other information received by the Board, including the Independent
Trustees, in connection with its evaluations of the New Fund Agreements are collectively called the “New Fund Agreement Evaluation
Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the other RIM-
managed funds (the “Other RIM-Managed Funds”) for which the Board has supervisory responsibility with respect to services provided by RIM and RIM’s affiliates, and advice previously received from counsel to the Funds and counsel to the Independent Trustees regarding the Trustees’ responsibilities in considering the New Fund Agreements. The Other RIM-Managed Funds and the New Fund
collectively are called the “Funds.”

At the New Fund Agreement Evaluation Meeting, the Board was advised that RIM’s goal with respect to the New Fund is to complement the outcome-oriented products offered or to be offered by RIM (i.e., products that are linked to investor objectives, such as income, growth, and capital preservation rather than asset class), and that the New Fund is designed to seek long-term total return with lower volatility than equity markets as measured by standard deviation of returns. The Board considered that the New Fund initially would have a contractual advisory fee (“Advisory Fee”) (i.e., not giving effect to any voluntary fee waivers and expense limitations proposed for the New Fund or by the managers of the other Expense Universe funds) on its Class S shares that would rank in the fourth quintile of its Expense Universe. The Board considered that the Advisory Fee schedule included breakpoints that would reduce Advisory
Fees as certain asset levels are reached. The Board further considered a contractual agreement by RIM, effective until February 28,
2018, to waive up to the full amount of its Advisory Fee and reimburse the New Fund for other direct fund-level expenses, excluding extraordinary expenses, to the extent that the direct fund-level expenses exceed 0.88% of the New Fund’s average daily net assets on an annual basis, and, after taking that waiver into account, that the Class S shares of the New Fund would have an actual Advisory Fee of 0.57%, which would rank in the second quintile of its Expense Universe, and a total expense ratio that ranked in the third quintile of its Expense Universe.

Based upon the New Fund Agreement Evaluation Information, the Trustees considered various specific factors in evaluating approval of the New Fund RIM Agreement, including the following:

1. The nature, scope, and overall quality of the investment management and other services expected to be provided to the New Fund by RIM;

2. The Advisory Fee to be paid by the New Fund to RIM and the fact that it would encompass all investment advisory fees to be paid by the New Fund, including the fees for any Money Managers of the New Fund;

3. Information provided by RIM as to other fees and benefits expected to be received by RIM or its affiliates from the New Fund, including any administrative or transfer agent fees and any fees received for management or administration of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

1030 Basis for Approval of Investment Advisory Contracts

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

4. Information provided by RIM as to projected expenses to be incurred by the New Fund; and

5. Information provided by RIM as to the projected profits that RIM expects to derive from its operations with respect to the New Fund.

The Board noted, among other things, that as a newly organized fund, the New Fund, at the time of the New Fund Agreement Evaluation
Meeting, had no historical operating, performance, expense ratio or profitability information. Moreover, the Board noted, in considering the structure of the Advisory Fee and whether economies of scale are reflected appropriately, the uncertainties as to the New Fund’s ability to attract assets.

On the basis of the New Fund Agreement Evaluation Information and other information previously received by the Board from RIM during the course of the current year or prior years, or presented at or in connection with the New Fund Agreement Evaluation Meeting by RIM, the Board found, after giving effect to any applicable waivers and/or reimbursements, (1) the Advisory Fee rate and structure to be charged by RIM was reasonable in light of the nature, scope and overall quality of the investment management and other services expected to be provided to the New Fund; (2) the projected relative expense ratio of the New Fund was comparable to those of its
Comparable Funds; (3) other benefits and fees expected to be received by RIM or its affiliates from the New Fund were not excessive;
and (4) RIM’s projected profitability with respect to the New Fund was not excessive in light of judicial guidance and the expected nature, scope and overall quality of the investment management and other services to be provided by RIM.

In addition to the reviews and considerations described above, the Board considered the New Fund RIM Agreement in light of certain reviews conducted in December 2015 in connection with the Board’s evaluation and approval of new investment advisory agreements
(the “Other RIM-Managed Funds Agreements”) with RIM and then current Money Managers for the Other RIM-Managed Funds. These
reviews were required as a result of a change of RIM control caused by transactions that were completed in June 2016 (collectively, the
“Transaction”) involving the sale of Frank Russell Company’s (“FRC”) asset management business (“Russell Investments”), including
RIM, by The London Stock Exchange Group plc (“LSEG”) to Emerald Acquisition Limited (“Emerald Acquisition”), a newly-formed acquisition vehicle, through which the limited partners of certain private equity funds (“TA Funds”) affiliated with TA Associates
Management, L.P. (“TA Associates”) indirectly acquired a majority ownership interest, and the limited partners of certain private equity funds (“Reverence Capital Funds”) affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) indirectly acquired a significant minority ownership interest in Russell Investments. In approving the Other RIM-Managed Funds Agreements for an initial period of two years ending on May 31, 2018, the Board considered a variety of factors, positive and negative, deemed relevant in their business judgment, certain of which are noted below. The factors discussed below are not intended to be all-inclusive.

1. The Board’s belief that the Other RIM-Managed Funds Agreements would address the immediate need to provide for continuation without interruption of the investment advisory and other services to be provided to the Other RIM-Managed Funds following the completion of the Transaction.

2. RIM’s belief that the Transaction would address the uncertainty of its employees and shareholders of the Other RIM-Managed
Funds and potential shareholders regarding ultimate ownership of RIM and the continuity of services to the Other RIM-Managed
Funds, facilitating efforts to attract and retain qualified investment and other professionals, and to retain current assets of the Other
RIM-Managed Funds and attract attract new assets to such Funds. The Board noted, however, that the involvement of TA Associates and Reverence Capital and the investments made indirectly by the limited partners of the TA Funds and the Reverence Capital Funds would not be viewed as permanent by employees and shareholders and potential shareholders of the Other RIM-Managed Funds;
therefore, the Transaction might not resolve these uncertainties. When TA Associates and Reverence Capital determine to end their involvement in RIM and to exit the investments made by alternative investment vehicles created by or from the TA Funds (the “TA
Alternative Investment Vehicles”) and by alternative investment vehicles (the “Reverence Capital Entities”), respectively, subsequent to the Transaction, the manner in which such an exit would be accomplished and the consequences to RIM and the Other RIM-
Managed Funds were not, and are not, determinable. In the event of such a determination and exit, the Board would consider what actions, if any, are available, necessary, appropriate, and in the best interests of the Other RIM-Managed Funds and their shareholders under the circumstances.

3. The reputations of TA Associates and Reverence Capital and their records of acquiring investments in investment management companies, as well as their having advised the Board that there was no established timetable for their exits from the RIM investments made by the TA Alternative Investment Vehicles or Reverence Capital Entities at that time. Information presented to the Board by TA
Associates and Reverence Capital in connection with its evaluation of the Other RIM-Managed Funds Agreements showed that past investments by TA Associates in investment management companies historically had extended for three to ten years. In the case of

Basis for Approval of Investment Advisory Contracts 1031

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

RIM, it was noted by TA Associates and Reverence Capital that the duration of the investments made by the TA Alternative Investment
Vehicles and the Reverence Capital Entities, respectively, could be shorter or longer than the historical duration of its investments in investment management companies. The impact of such exit on RIM’s operations and financial condition was, and is, not determinable, although an exit likely would result in a change of control of RIM and an automatic termination of the Other RIM-Managed Funds
Agreements.

4. Assurances from TA Associates and Reverence Capital that RIM would continue to be part of Russell Investments and that Russell
Investments would continue to operate as a separate organization under its own governance structure. TA Associates and Reverence
Capital advised the Board that they did not envision involvement in RIM’s day-to-day operations, but that each organization would have representation on the board of directors of a direct or indirect corporate parent company of RIM (the “Russell Investments Board”).
Through their representatives, TA Associates and Reverence Capital would be actively involved in the governance and growth strategy of RIM; would recruit additional members for the Russell Investments Board with meaningful leadership and managerial experience in investment management; and intended to bring strategic relationships to bear in support of driving the growth of RIM’s business.

5. The stated intention of TA Associates and Reverence Capital to retain RIM’s then existing management team and other key professionals.

6. The intention of TA Associates and Reverence Capital to finance a substantial portion of the Transaction purchase price by issuing debt to certain third-party financial institutions (the “Transaction Lenders”), guaranteed by Emerald Acquisition and certain subsidiaries, including RIM, of FRC (“Transferred Subsidiaries”) (Emerald Acquisition and certain Transferred Subsidiaries, including RIM, are collectively, the “Guarantors”), with the possibility of a future change of control of RIM upon the occurrence of certain conditions or events of default under the final terms and conditions of the borrowing arrangements with the Transaction Lenders (the “Transaction
Borrowing Arrangements”) financing a portion of the Transaction purchase price (which, at the time, had not been negotiated or finalized). The Board noted that RIM, TA Associates, and Reverence Capital each anticipated, based on historical operating profits of the Transferred Subsidiaries, that cash flows from the Transferred Subsidiaries would be adequate to service all debt with appropriate cushions with no diminution in the nature, scope or quality of services provided to the Other RIM-Managed Funds by RIM and its affiliates, as supported by analyses and five-year projections prepared by and provided to the Board by TA Associates and Reverence
Capital. The Board noted that TA Associates and Reverence Capital advised the Board that the capital structure of RIM, giving effect to its debt service obligations under the Transaction Borrowing Arrangements, would be appropriately balanced and that the most recent balance sheet and statement of income of RIM would not be changed significantly by the Transaction. The Board particularly noted that TA Associates and Reverence Capital advised the Board that each had used leverage effectively in prior transactions with asset managers with mutual fund complexes as part of a balanced structure and that a TA Fund and a Reverence Capital Fund (and, indirectly, their limited partners) had guaranteed Emerald Acquisition’s obligation to pay U.S. $150 million of the purchase price to
FRC in four annual installments, commencing on December 31, 2017 (the “Holdback”), and, therefore, have an additional financial interest in the success of the Transaction until the Holdback is paid to FRC. TA Associates and Reverence Capital informed the
Board that Emerald Acquisition was expected to remain a passive holding company with no operations, as required by the terms of the
Transaction Borrowing Arrangements, and is prepared to support the business of RIM through reinvestment of cash flow and additional capital investments as appropriate, but no commitments were made and Emerald Acquisition could be financially constrained in its ability to do so.

7. Statements from TA Associates and Reverence Capital that there should be no pressure, and there were then no plans, to make changes with respect to current advisory fees, expense limitations, and distribution arrangements for the Other RIM-Managed Funds or in the nature, scope or quality of services provided to the Funds by RIM and its affiliates.

8. The strong support expressed by the senior management team at RIM for the Transaction.

9. Statements from TA Associates and Reverence Capital that there was no intention to change any of the Other RIM-Managed Funds’
affiliated or third-party service providers in connection with the Transaction, thereby assuring continuation of services needed for the Other RIM-Managed Funds’ operations and minimizing complications in connection with the transfer of ownership of Russell
Investments from LSEG to Emerald Acquisition through one or more direct or indirect wholly-owned subsidiaries (the “Owners”).

10. The Board was informed that the Transaction would result in employees of Russell Investments owning a larger financial interest, indirectly, in RIM than they previously owned, which may align their long-term interests with the interests of RIM and should help

1032 Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

RIM retain key management and investment personnel, an important factor in assessing the stability of RIM following completion of the Transaction.

11. There would be no changes to the Independent Trustees of the Board in connection with the Transaction, assuring continuity of the
Other RIM-Managed Funds’ supervision and oversight.

12. Assurances from RIM and Emerald Acquisition that no “unfair burden” would be imposed on the Other RIM-Managed Funds within the meaning of Section 15(f) of the 1940 Act in connection with the Transaction, and that for a period of two years following the effective date of the Transaction, they would use reasonable best efforts not to engage in activities that would impose an unfair burden on the Funds.

13. Statements from TA Associates and Reverence Capital that they would not require or seek any changes to the manager-of-managers structure employed by RIM in the case of manager-of-managers Other RIM-Managed Funds and employed by funds of such Funds through their investments in manager-of-managers Other RIM-Managed Funds or changes to current Money Managers to the manager-
of-managers Other RIM-Managed Funds other than in the ordinary course of business.

14. RIM is a joint and several Guarantor, and the Owners’ interests in the Transferred Subsidiaries, including RIM, would be pledged as loan collateral (the “Loan Collateral”) under the Transaction Borrowing Arrangements. If ownership of the Loan Collateral changes as a result of the Transaction Lenders’ exercise of their rights in connection with the Transaction Borrowing Arrangements, and the Other
RIM-Managed Funds Agreements automatically terminate upon the change of control of RIM, there may be no acceptable alternative investment managers with special expertise to continue the manager-of-managers structure selected by shareholders of the manager-
of-managers Funds on comparable terms and conditions. In such event, the Board will consider what actions, if any, are available, necessary, appropriate, and in the best interests of such Funds and their shareholders under the circumstances, which may include approving a temporary interim advisory agreement with RIM in accordance with Rule 15a-4 under the 1940 Act that would allow RIM to continue to serve as investment manager for a maximum period of 150 days.

In connection with its evaluation of the Other RIM-Managed Funds Agreements, the Board considered changes in senior management prior to such evaluation and assurances from RIM that such changes would not impact significantly the services provided to the Other
RIM-Managed Funds under the Other RIM-Managed Funds Agreements.

In connection with its evaluation of the New Fund RIM Agreement, the Board also considered that the above factors generally would be applicable to the New Fund, which employs a manager-of managers’ structure, including various risks associated with the Transaction.
Such risks include the possibility that a change of control terminating the New Fund RIM Agreement may occur at any time in the event of, among other things, (1) a default under the Transaction Borrowing Arrangements by direct or indirect subsidiaries of Emerald
Acquisition (the “Borrowers”) and the Guarantors, including RIM; or (2) exits from the investments made by the TA Alternative
Investment Vehicles and/or the Reverence Capital Entities. Moreover, the Board considered, although TA Associates and Reverence
Capital believe, based on the historical operating profits of RIM and the other Transferred Subsidiaries, that the “free” cash flows of
RIM and the other Transferred Subsidiaries will be sufficient for the Borrowers and the Guarantors to meet their debt service obligations under the Transaction Borrowing Arrangements with no diminution in the nature, scope or quality of services provided to the New
Fund, the operating profits of RIM and the other Transferred Subsidiaries may be adversely affected by various factors, including general economic, market and business conditions and developments specific to the business activities and operations of RIM and the other Transferred Subsidiaries. Therefore, there was, and is, no assurance that the historical operating profits of RIM and the other Transferred Subsidiaries will be sustained in the future at levels sufficient for the Borrowers and the Guarantors to meet their obligations in respect of the Transaction Borrowing Arrangements and to do so without diminution in the nature, scope and quality of services provided by RIM and its affiliates to the New Fund.

After considering the foregoing and other relevant factors, the Board concluded that approval of the New Fund RIM Agreement would be in the best interest of the New Fund and voted to approve the Agreement.

At the New Fund Agreement Evaluation Meeting, with respect to the evaluation of the terms of the New Fund Money Manager Agreements, the Board received and considered information from RIM reporting, among other things, for each Money Manager: RIM’s assessment of the investment capabilities, philosophy and approach of the Money Manager; any significant business relationships between the Money
Manager and RIM or Russell Investments Financial Services, LLC, the New Fund’s underwriter; and RIM’s recommendation with respect to the Money Manager’s fee rate. The Board also received reports regarding each Money Manager’s compliance program and certification from the New Fund’s Chief Compliance Officer that its compliance program would meet applicable legal and regulatory

Basis for Approval of Investment Advisory Contracts 1033

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

requirements. RIM advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the New
Fund Money Manager Agreements because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM is aware of the standard fees charged by Money Managers to other clients; and RIM believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered.
The Board accepted RIM’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee to be paid by the
New Fund and the fact that each Money Manager’s fee will be paid by RIM.

Based substantially upon RIM’s recommendations, together with the New Fund Agreement Evaluation Information, the Board
concluded that the fees proposed to be paid to the Money Managers of the New Fund are reasonable in light of the expected quality of the investment advisory services to be provided and that approval of the New Fund Money Manager Agreement with each Money
Manager of the New Fund would be in the best interests of the New Fund and its shareholders.

Approval of Money Manager Contracts
At a meeting held on May 23, 2017, the Board received the following proposals from RIM: (i) to effect Money Manager changes for the Global Opportunistic Credit Fund, Multi-Strategy Income Fund and Multi-Asset Growth Strategy Fund; and (ii) to approve a new portfolio management contract for the Tax-Managed International Equity Fund and Multi-Strategy Income Fund resulting from a change of control for one of each Fund’s Money Managers. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIM’s recommendation to hire the Money Manager at the proposed fee rate; information as to the reason for the proposed change; information as to the Money Manager’s role in the management of the Fund’s investment portfolio
(including the amount of Fund assets to be allocated to the Money Manager or managed pursuant to the Money Manager’s strategy)
and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the Money Manager; information as to any significant business relationships between the Money Manager and RIM or Russell Investments Financial Services, LLC,
the Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures in relation to the
Money Manager’s role in the management of the Fund’s investment portfolio, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of Money Manager profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the Money Manager to other clients; RIM’s belief that the proposed Money Manager fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered;
the increase or decrease in aggregate Money Manager fees to be paid by RIM from its advisory fee as a result of the engagement of the
Money Manager; and the expected costs of transitioning Fund assets to the Money Manager or its strategy. The Trustees’ approval also reflected their findings at prior meetings, including their December 2015 meeting in connection with their evaluation and approval of the Funds’ existing investment advisory agreements with RIM and then current Money Managers for the Funds, as well as information received throughout the course of the year regarding, among other things, the quality of services provided to the Funds in the case of existing Money Managers and the reasonableness of the aggregate investment advisory fees paid by the Funds, as well as the fact that the aggregate investment advisory fees paid by the Funds would not increase or decrease as a result of the implementation of the proposed Money Manager changes because the Money Manager’s investment advisory fees are paid by RIM.

At a meeting held by conference telephone call on June 8, 2017 (the “Meeting”), the Board received a proposal from RIM to enter into an interim portfolio investment management agreement (the “Interim Agreement”) with J O Hambro Capital Management Limited
(“J O Hambro”) for the Multi-Strategy Income Fund (the “Fund”) as a result of an unforeseen change of control for J O Hambro and consequent automatic termination on May 25, 2017 of the portfolio investment management agreement (the “Original Agreement”) with
J O Hambro. The Interim Agreement will extend for a maximum period of 150 days from the Meeting date (the “Interim Agreement
Term”). RIM advised the Trustees that it expects to submit a new portfolio investment management agreement with J O Hambro for the
Fund (the “New Agreement”) within the Interim Agreement Term to the Board for its consideration.

In its evaluation of the Interim Agreement, the Board considered:

a. the compensation payable to J O Hambro under the Interim Agreement would be no greater than the compensation J O Hambro would have received under the Original Agreement;

b. the scope and quality of services to be provided to the Fund by J O Hambro under the Interim Agreement would be at least equivalent to the scope and quality of services provided under the Original Agreement;

1034 Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

c. the Interim Agreement may be terminated by the Board or a majority of the Fund’s outstanding voting securities at any time, without the payment of any penalty, on not more than ten calendar days’ written notice to J O Hambro;

d. the Interim Agreement generally includes the same terms and conditions as the Original Agreement, with the exception of (i) the effective and termination dates; (ii) certain provisions relating to compliance with regulatory requirements, which do not apply to the
Interim Agreement; and (iii) other differences in terms and conditions that the Board, including a majority of the Independent Trustees, found not to be material based on the information provided by RIM prior to and at the Meeting; and

e. the Interim Agreement includes the following additional provisions:

(i) compensation earned under the Interim Agreement will be held in an interest-bearing account with the Fund’s custodian or a bank pending Board approval of the New Agreement;

(ii) payment of the escrowed amount (including any interest earned) to J O Hambro will be allowed only if the Board, including a majority of the Independent Trustees, approves the New Agreement within the Interim Agreement Term; and

(iii) if the Board, including a majority of the Independent Trustees, does not approve the New Agreement, J O Hambro will be paid out of the escrow account the lesser of (i) any costs incurred in performing the Interim Agreement (plus interest earned on that amount amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned).

The Trustees approved the Interim Agreement based substantially on RIM’s recommendation and advice that the Interim Agreement, pending approval of the New Agreement, was needed to provide continuity in the Fund’s investment program, notwithstanding the limited amount of Fund assets managed pursuant to J O Hambro’s strategy; that the estimated costs of transitioning Fund assets to another strategy, pending approval of the New Agreement, would be approximately $50,000 and not in the interests of the Fund’s shareholders; and that, under the circumstances, approval of the Interim Agreement proposed by RIM would be consistent with applicable legal requirements, including the Investment Company Act of 1940, and regulatory guidance. The Trustees’ evaluation of the Interim Agreement also reflected the Trustees’ findings at prior meetings in connection with the most recent evaluation and approval of the Original Agreement, as well as information received throughout the course of the year regarding, among other things, the quality of services provided to the Fund by J O Hambro pursuant to the Original Agreement and the reasonableness of the aggregate investment advisory fees paid by the Fund, as well as the fact that the aggregate investment advisory fees paid by the Fund would not be increased or decreased by their decision regarding the Interim Agreement because J O Hambro’s advisory fees are paid by RIM.
Prior to voting, the Independent Trustees also discussed RIM’s proposal for approval of the Interim Agreement in a private session with their independent counsel at which no representatives of RIM or J O Hambro were present.

At a meeting held on August 29, 2017, the Board received the following proposals from RIM: (i) to approve the New Agreement with
J O Hambro for the Multi-Strategy Income Fund; (ii) to effect Money Manager changes for the Tax-Managed U.S. Mid & Small Cap
Fund and Tax-Exempt Bond Fund; (iii) to approve a new portfolio management contract for an existing Money Manager of the U.S.
Core Equity Fund, U.S. Strategic Equity Fund, International Developed Markets Fund and Tax-Managed U.S. Large Cap Fund; (iv) to
approve a new portfolio management contract for the Strategic Bond Fund and Short Duration Bond Fund resulting from a change of control for one of each Fund’s Money Managers; and (v) to approve a new portfolio management contract for the Strategic Bond Fund,
Investment Grade Bond Fund and Short Duration Bond Fund resulting from a change of control for one of each Fund’s Money Managers.
In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIM’s recommendation to hire the Money Manager at the proposed fee rate; information as to the reason for the proposed change; information as to the Money Manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the Money Manager or managed pursuant to the Money Manager’s strategy) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the Money Manager; information as to any significant business relationships between the Money Manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures in relation to the money manager’s role in the management of the Fund’s investment portfolio, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of Money Manager profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the Money Manager to other clients; RIM’s belief that the proposed Money Manager fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; the increase or decrease in aggregate
Money Manager fees to be paid by RIM from its advisory fee as a result of the engagement of the Money Manager; and the expected

Basis for Approval of Investment Advisory Contracts 1035

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

costs of transitioning Fund assets to the Money Manager or its strategy. The Trustees’ approval also reflected their findings at prior meetings, including their December 2015 meeting in connection with their evaluation and approval of the Funds’ existing investment advisory agreements with RIM and then current Money Managers for the Funds, as well as information received throughout the course of the year regarding, among other things, the quality of services provided to the Funds in the case of existing Money Managers and the reasonableness of the aggregate investment advisory fees paid by the Funds, as well as the fact that the aggregate investment advisory fees paid by the Funds would not increase or decrease as a result of the implementation of the proposed Money Manager changes because the Money Manager’s investment advisory fees are paid by RIM.

1036 Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Shareholder Requests for Additional Information — October 31, 2017 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii)
at https://russellinvestments.com; and (iii) at the Securities and Exchange Commission’s Office of Investor Education and Advocacy
(formerly, the Public Reference room).

The Board has delegated to RIM, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIM has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The
Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio
Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional
Information (“SAI”). The SAI and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2017 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii)
at https://russellinvestments.com; and (iii) on the Securities and Exchange Commission’s website at www. sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Financial statements of the Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

Shareholder Requests for Additional Information 1037

Russell Investment Company

Disclosure of Information about Fund Trustees and Officers — October 31, 2017
(Unaudited)

The following tables provide information for each officer and trustee of the Russell Investments Fund Complex. The Russell Investments
Fund Complex consists of Russell Investment Company (“RIC”), which has 34 funds and Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies and has been determined by the Board to be an “audit committee financial expert”; Mr. Connealy has had experience with other investment companies and their investment advisers, first as a partner in the investment management practice of
PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Mr. Spina has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies.
As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Mr.
Spina is in a position to provide the Board with such parties' perspectives on the management, operations and distribution of the Funds.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INTERESTED TRUSTEE
Mark Spina, #	Trustee since 2017	Appointed until	• President and CEO, RIC and RIF	43	None
Born June 8, 1970	President and Chief	successor is	• Chairman of the Board, President,
1301 Second Avenue,	Executive Officer	duly elected and	Russell Investments Financial
18th Floor, Seattle, WA	since 2017	qualified	Services, LLC (“RIFIS”)
98101		Appointed	• Director, RIM.
		until successor	• From 2015-2016, Head of
		is chosen and	Intermediary Distribution and
		qualified by	President of Pioneer Funds
		Trustees	Distributor
• From 2008-2015 Head of
Intermediary Distribution, Voya
Investment Management

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	Senior Vice President, Larco	43	Until October
Born April 7, 1945		successor is	Investments, Ltd. (real estate firm)		2015, Trustee,
1301 Second Avenue,		duly elected and			Russell
18th Floor, Seattle, WA		qualified			Exchange
98101					Traded Funds
Trust
# Mr. Spina is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

1038 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2017 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee
Kristianne Blake,	Trustee since 2000	Appointed until	• Director and Chairman of the Audit	43	• Director,
Born January 22, 1954	Chairman since 2005	successor is	Committee, Avista Corp (electric		Avista Corp
1301 Second Avenue,		duly elected and	utilities)		(electric
18th Floor, Seattle, WA		qualified	• Regent, University of Washington		utilities)
98101		Approved	• President, Kristianne Gates Blake,		• Until June
		annually	P. S. (accounting services)		30, 2014,
			• Until June 30, 2014, Director, Ecova		Director,
			(total energy and sustainability		Ecova (total
			management)		energy and
			• Until December 31, 2013, Trustee		sustainability
			and Chairman of the Operations		management)
			Committee, Principal Investors Funds		• Until
			and Principal Variable Contracts		December 31,
			Funds (investment company)		2013, Trustee,
			• From April 2004 through December		Principal
			2012, Director, Laird Norton Wealth		Investors
			Management and Laird Norton Tyee		Funds
			Trust (investment company)		(investment
company)
• Until
December 31,
2013, Trustee
Principal
Variable
Contracts
Funds
(investment
company)
• From April
2004 through
December
2012,
Director, Laird
Norton Wealth
Management
and Laird
Norton
Tyee Trust
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

*	Each Trustee is subject to mandatory retirement at age 75.

Disclosure of Information about Fund Trustees and Officers 1039

Russell Investment Company

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2017 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister,	Trustee since 2012	Appointed until	• Retired	43	• Trustee and
Born June 26, 1951	Chairman of the	successor is	• Trustee and Chairperson of Select		Chairperson of
1301 Second Avenue,	Audit Committee	duly elected and	Sector SPDR Funds (investment		Select Sector
18th Floor, Seattle, WA	since 2017	qualified	company)		SPDR Funds
98101		Appointed until	• Until December 31, 2014,		(investment
		successor is	Chairperson of Audit Committee,		company)
		duly elected and	Select Sector SPDR Funds		• From August
		qualified	(investment company)		2012 through
May 2016,
Trustee, ALPS
Series Trust
(investment
company)
• Until
December
31, 2014,
Chairperson
of Audit
Committee,
Select Sector
SPDR Funds
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

Daniel P. Connealy,	Trustee since 2003	Appointed until	• Retired	43	Until October
Born June 6, 1946		successor is	• June 2004 to June 2014, Senior Vice		2015, Trustee,
1301 Second Avenue,		duly elected and	President and Chief Financial Officer,		Russell
18th Floor, Seattle, WA		qualified	Waddell & Reed Financial, Inc.		Exchange
98101			(investment company)		Traded Funds
Trust

Katherine W. Krysty,	Trustee since 2014	Appointed until	• Retired	43	Until October
Born December 3, 1951		successor is	• January 2011 through March 2013,		2015, Trustee,
1301 Second Avenue		duly elected and	President Emerita, Laird Norton		Russell
18th Floor, Seattle, WA		qualified	Wealth Management (investment		Exchange
98101			company)		Traded Funds
Trust

1040 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2017 (Unaudited)

	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Name,	With Fund and	of	During the	Portfolios	Directorships
Age,	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
Address	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison, Jr. ,	Trustee since 2000	Appointed until	• Retired	43	Until October
Born December 21, 1955	Chairman of	successor is	• From January 2008 to December		2015, Trustee,
1301 Second Avenue	the Nominating	duly elected and	2011, Vice Chairman of the Board,		Russell
18th Floor, Seattle, WA	and Governance	qualified	Simpson Investment Company (paper		Exchange
98101	Committee since	Appointed until	and forest products)		Traded Funds
	2007	successor is			Trust
duly elected and
qualified

Jack R. Thompson,	Trustee since 2005	Appointed until	• Retired	43	• Until October
Born March 21, 1949	Chairman of	successor is			2015, Trustee,
1301 Second Avenue,	the Investment	duly elected and			Russell
18th Floor, Seattle, WA	Committee since	qualified			Exchange
98101	2015	Appointed until			Traded Funds
		successor is			Trust
duly elected and
qualified

*	Each Trustee is subject to mandatory retirement at age 75.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

TRUSTEE EMERITUS
George F. Russell, Jr. ,	Trustee Emeritus and	Until resignation	• Director Emeritus, RIM	43	None
Born July 3, 1932	Chairman Emeritus	or removal
1301 Second Avenue,	since 1999
18th Floor, Seattle, WA
98101

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS
Mark Spina,	President and Chief	Until successor	• President and Chief Executive Officer, RIC and RIF
Born June 8, 1970	Executive Officer	is chosen and	• Chairman of the Board, President, RIFIS.
1301 Second Avenue	since 2017	qualified by	• Chairman of the Board, RIFUS
18th Floor, Seattle, WA		Trustees	• Director, RIM
98101			• From 2015 to 2016, Head of Intermediary Distribution and President
of Pioneer Funds Distributor
• From 2008 to 2015, Head of Intermediary Distribution, Voya
Investment Management

Disclosure of Information about Fund Trustees and Officers 1041

Russell Investment Company

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2017 (Unaudited)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served
Cheryl Wichers,	Chief Compliance	Until removed	• Chief Compliance Officer, RIC and RIF
Born December 16, 1966	Officer since 2005	by Independent	• Chief Compliance Officer, RIFUS
1301 Second Avenue		Trustees	• 2011 to 2016 Chief Compliance Officer, U. S. One , LLC
18th Floor, Seattle, WA
98101

Mark E. Swanson,	Treasurer, Chief	Until successor	• Global Head of Fund Services, Russell Investments
Born November 26, 1963	Accounting Officer	is chosen and	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
1301 Second Avenue	and Chief Financial	qualified by	• Director and President, RIFUS
18th Floor, Seattle, WA	Officer since 1998	Trustees	• Director RIM, Russell Investments Trust Company (“RITC”) and
98101			RIFIS
• President and Chief Executive Officer, RIC and RIF, June 2016 to
June 2017
• October 2011 to December 2013, Head of North America Operations
Russell Investments

Jeffrey T. Hussey,	Chief Investment	Until removed by	• Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	• Chief Investment Officer, RIC and RIF
1301 Second Avenue,			• Chairman of the Board and President, RIM
18th Floor, Seattle WA			• Director, RITC, Russell Investments Implementation Services, LLC
98101			and Russell Investments Delaware, LLC
• Board of Managers, Russell Investments Funds Management, LLC
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell
Investments

Mary Beth R. Albaneze,	Secretary since 2010	Until successor	• Associate General Counsel, Russell Investments
Born April 25, 1969		is chosen and	• Secretary, RIM, RIFUS and RIFIS
1301 Second Avenue,		qualified by	• Secretary and Chief Legal Officer, RIC and RIF
18th Floor, Seattle, WA		Trustees	• Assistant Secretary, Russell Investments Insurance Agency, LLC
98101			(“RIIA”)(insurance agency) and U. S. One Inc.

1042 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Adviser, Money Managers and Service Providers — October 31, 2017 (Unaudited)

Interested Trustee	Mar Vista Investment Partners, Los Angeles, CA
Mark Spina	U. S. Dynamic Equity Fund
Independent Trustees	AJO, LP, Philadelphia, PA
Thaddas L. Alston	Jacobs Levy Equity Management, Inc. , Florham Park, NJ
Kristianne Blake	Pzena Investment Management, LLC, New York, NY
Cheryl Burgermeister	Suffolk Capital Management, LLC, New York, NY
Daniel P. Connealy	U. S. Strategic Equity Fund
Katherine W. Krysty	AJO, LP, Philadelphia, PA
Raymond P. Tennison, Jr.	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
Jack R. Thompson	Brandywine Global Investment Management, LLC,
Trustee Emeritus	Philadelphia, PA
George F. Russell, Jr.	Jacobs Levy Equity Management, Inc. , Florham Park, NJ
Officers	Suffolk Capital Management, LLC, New York, NY
Mark Spina, President and Chief Executive Officer	William Blair Investment Management, LLC, Chicago, IL
Mark E. Swanson, Treasurer, Chief Accounting Officer &	U. S. Large Cap Equity Fund
Chief Financial Officer	Ceredex Value Advisors LLC, Orlando, FL
Cheryl Wichers, Chief Compliance Officer	Jacobs Levy Equity Management Inc. , Florham Park, NJ
Jeffrey T. Hussey, Chief Investment Officer	Sustainable Growth Advisers, LP, Stamford, CT
Mary Beth R. Albaneze, Secretary	TCW Asset Management Company, Los Angeles, CA
Adviser	William Blair Investment Management, LLC, Chicago, IL
Russell Investment Management, LLC	U. S. Mid Cap Equity Fund
1301 Second Avenue	Ceredex Value Advisors LLC, Orlando, FL
Seattle, WA 98101	Elk Creek Partners, LLC, Denver, CO
Administrator and Transfer and Dividend Disbursing	Jacobs Levy Equity Management Inc. , Florham Park, NJ
Agent	U. S. Small Cap Equity Fund
Ancora Advisors LLC, Mayfield Heights, OH
Russell Investments Fund Services, LLC	Boston Partners Global Investors, Inc. , Boston, MA
1301 Second Avenue	Copeland Capital Management, LLC, Conshohocken, PA
Seattle, WA 98101	DePrince, Race & Zollo, Inc. , Winter Park, FL
Custodian	Falcon Point Capital, LLC, San Francisco, CA
State Street Bank and Trust Company	Jacobs Levy Equity Management Inc. , Florham Park, NJ
1 Heritage Drive	PENN Capital Management Company, Inc. , Philadelphia, PA
North Quincy, MA 021171	Robeco Investment Management, Inc. , New York, NY
Office of Shareholder Inquiries	Timpani Capital Management LLC, Milwaukee, WI
1301 Second Avenue	International Developed Markets Fund
Seattle, WA 98101	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
(800) 787-7354	GQG Partners, LLC, Fort Lauderdale, FL
Legal Counsel	Numeric Investors LLC, Boston, MA
Dechert LLP	Pzena Investment Management, LLC, New York, NY
One International Place, 40th Floor	Wellington Management Company, LLP, Boston, MA
100 Oliver Street	Global Equity Fund
Boston, MA 02110	GQG Partners, LLC, Fort Lauderdale, FL
Distributor	Polaris Capital Management, LLC, Boston, MA
Russell Investments Financial Services, LLC	Sanders Capital, LLC, New York, NY
1301 Second Avenue	Wellington Management Company, LLP, Boston, MA
Seattle, WA 98101	Emerging Markets Fund
Independent Registered Public Accounting Firm	AllianceBernstein L. P. , New York, NY
PricewaterhouseCoopers LLP	Consillium Investment Management, LLC, Fort Lauderdale,
1420 5th Avenue, Suite 2800	FL
Seattle, WA 98101	Delaware Management Company, a Series of Delaware
Money Managers	Management Business Trust, Philadelphia, PA
Harding Loevner LP, Bridgewater, NJ
U. S. Core Equity Fund	Numeric Investors LLC, Boston, MA
Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX	Oaktree Capital Management, L. P. , Los Angeles, CA
Brandywine Global Investment Management, LLC,	Westwood Management Corporation, Dallas, TX
Philadelphia, PA	Tax-Managed U. S. Large Cap Fund
Jacobs Levy Equity Management, Inc. , Florham Park, NJ
Suffolk Capital Management, LLC, New York, NY	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
Sustainable Growth Advisers, LP, Stamford, CT	J. P. Morgan Investment Management Inc. , New York, NY
MarVista Investment Partners LLC, Los Angeles, CA
U. S. Defensive Equity Fund	Pzena Investment Management, LLC, New York, NY
Coho Partners, Ltd. , Berwyn, PA	Sustainable Growth Advisers, LP, Stamford, CT
Jacobs Levy Equity Management, Inc. , Florham Park, NJ

Adviser, Money Managers and Service Providers 1043

Russell Investment Company

Adviser, Money Managers and Service Providers — October 31, 2017 (Unaudited)

Tax-Managed U. S. Mid & Small Cap Fund	Credit Suisse Asset Management, LLC, New York, NY
Ancora Advisors, Cleveland, OH	Mellon Capital Management Corp. , San Francisco, CA
Chartwell Investment Partners, Berwyn, PA	Global Infrastructure Fund
Luther King Capital Management Corporation, Fort Worth,	Cohen & Steers Capital Management, Inc. , New York, NY,
TX	Cohen & Steers UK Limited, London, United Kingdom and
Snow Capital Management, L. P. , Sewickley, PA	Cohen & Steers Asia Limited, Hong Kong, China
Summit Creek Advisors LLC, Minneapolis, MN	Colonial First State Asset Management (Australia) Limited,
Tax-Managed International Equity Fund	Sydney, Australia
AllianceBernstein L. P. , New York, NY	Maple-Brown Abbott Limited, Sydney, Australia
Delaware Investment Fund Advisers, a Series of Delaware	Nuveen Asset Management, LLC, Chicago, IL
Management Business Trust, Philadelphia, PA	Global Real Estate Securities Fund
Fiera Capital Inc. , New York, NY	Cohen & Steers Capital Management, Inc. , New York, NY,
Janus Capital Management LLC, Denver, CO and Perkins	Cohen & Steers UK Limited, London, United Kingdom and
Investment Management, LLC, Chicago, IL	Cohen & Steers Asia Limited, Hong Kong, China
Pzena Investment Management, LLC, New York, NY	Morgan Stanley Investment Management Inc. , New York, NY,
RWC Asset Advisors (US) LLC, London, United Kingdom	Morgan Stanley Investment Management Limited, New
Global Opportunistic Credit Fund	York. NY, and Morgan Stanley Investment Management
Axiom Alternative Investments SARL, Paris, France	Company, New York, NY
Barings LLC, Boston, MA, Barings Global Advisers Limited,	RREEF America L. L. C. , Chicago, IL, Deutsche Alternatives
London, United Kingdom	Asset Management (Global) Limited operating under the
DDJ Capital Management LLC, Waltham, MA	brand name Deutsch Asset Management London, United
Dupont Capital Management Corporation, Wilmington, DE	Kingdom
Lazard Asset Management LLC, New York, NY	Multi-Strategy Income Fund
THL Credit Advisors, LLC, Boston, MA	Cohen & Steers Capital Management, Inc. , New York, NY,
Unconstrained Total Return Fund	Cohen & Steers UK Limited, London, United Kingdom and
H2O Asset Management LLP, London, United Kingdom	Cohen & Steers Asia Limited, Hong Kong, China
Post Advisory Group, LLC, Santa Monica, CA	DDJ Capital Management LLC, Waltham, MA
Putnam Investment Management, LLC, Boston, MA	GLG LLC, New York, NY
THL Credit Advisors, LLC, Boston, MA	Janus Capital Management LLC, Denver, CO and Perkins
Strategic Bond Fund	Investment Management, LLC, Chicago, IL
JO Hambro Capital Management, Ltd. , London, UK
Colchester Global Investors Limited, London, United	Kopernik Global Investors, LLC, Tampa, FL
Kingdom	Oaktree Capital Management, L. P. , Los Angeles, CA
Logan Circle Partners, L. P. , Philadelphia, PA	OFI Global Institutional, Inc. , New York, NY
Pareto Investment Management Limited, London, United	Putnam Investment Management, LLC, Boston, MA
Kingdom	THL Credit Advisors, LLC, Boston, MA
Schroder Investment Management North America Inc. , New	T. Rowe Price Associates, Inc. , Baltimore, MD
York, NY
Scout Investments, Inc, Kansas City, MO	Multi-Asset Growth Strategy Fund
Western Asset Management Company, Pasadena, CA and	AllianceBernstein L. P. , New York, NY
Western Asset Management Company Limited, London,	Axiom International Investors, LLC, Greenwich, CT
United Kingdom	Cohen & Steers Capital Management, Inc. , New York, NY,
Investment Grade Bond Fund	Cohen & Steers UK Limited, London, United Kingdom and
Cohen & Steers Asia Limited, Hong Kong, China
Logan Circle Partners, L. P. , Philadelphia, PA	Colonial First State Asset Management (Australia) Limited,
Loomis, Sayles & Company, L. P. , Boston, MA	Sydney, Australia
Neuberger Berman Fixed Income LLC, Chicago, IL	GLG LLC, New York, NY
Schroder Investment Management North America Inc. , New	Hermes Investment Management Limited, London, UK
York, NY	Kopernik Global Investors, LLC, Tampa, FL
Short Duration Bond Fund	Levin Capital Strategies, New York, NY
Logan Circle Partners, L. P. , Philadelphia, PA	Oaktree Capital Management, L. P. , Los Angeles, CA
Scout Investments, Inc, Kansas City, MO	OFI Global Institutional, Inc. , New York, NY
THL Credit Advisors, LLC, Boston, MA	Polaris Capital Management, LLC, Boston, MA
Tax-Exempt High Yield Bond Fund	Putnam Investment Management, LLC, Boston, MA
Goldman Sachs Asset Management, New York, NY	RiverPark Advisors, LLC, New York, NY
MacKay Shields LLC, New York, NY	Sustainable Growth Advisers, LP, Stamford, CT
Tax-Exempt Bond Fund	THL Credit Advisors LLC, Boston, MA
Goldman Sachs Asset Management, New York, NY	T. Rowe Price Associates, Inc. , Baltimore, MD
MacKay Shields LLC, New York, NY	Wellington Management Company LLP, Boston, MA
Commodity Strategies Fund	Note: Multifactor U. S. Equity, Multifactor International Equity and Strategic
CoreCommodity Management, LLC, Stamford, CT	Call Overwriting Funds are directly managed by RIM.

1044 Adviser, Money Managers and Service Providers

Russell Investment Company

Adviser, Money Managers and Service Providers — October 31, 2017 (Unaudited)
This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by
Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers 1045

2017 ANNUAL REPORT

LifePoints® Funds

OCTOBER 31, 2017

FUND	SHARE CLASS
Conservative Strategy Fund	A, C, E, R1, R4, R5, S
Moderate Strategy Fund	A, C, E, R1, R4, R5, S
Balanced Strategy Fund	A, C, E, R1, R4, R5, S, T*
Growth Strategy Fund	A, C, E, R1, R4, R5, S, T*
Equity Growth Strategy Fund	A, C, E, R1, R4, R5, S, T*

Russell Investment
Company

Russell Investment Company is a
series investment company with
33 different investment portfolios
referred to as Funds. These
financial statements report on 5 of
these Funds.

Russell Investment Company

LifePoints® Funds

Annual Report

October 31, 2017

Table of Contents

Russell Investment Company - LifePoints® Funds.

Copyright © Russell Investments 2017. All rights reserved.

Russell Investments’ ownership is composed of a majority stake held by funds managed by TA Associates with minority stakes held by funds managed by Reverence Capital Partners and Russell Investments’ management.

Frank Russell Company is the owner of the Russell trademarks contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investment group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operating under the “FTSE RUSSELL”
brand.

Fund objectives, risks, charges and expenses should be carefully considered before in-
vesting. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Investments Financial Services, LLC, member FINRA, part of
Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

S&P® is a registered trademark of Standard & Poor’s Financial Services LLC.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting https://russellinvestments.com/us/funds/
performance-prices.

To Our Shareholders

Fellow Investors,

Being an investor isn’t always easy. A long-term view, consistency and commitment can be vitally important to wealth creation. Daily headlines and speculation move markets on a short-term basis. While seemingly amplified today, this type of noise has been, and always will be, present. Consequently, it remains critical to have a thoughtful financial plan, realistic goals and timelines, and regular check-ins with your financial advisor.

That said, the past 12 months ending October 31, 2017 have arguably been a relatively tame period in which to be a patient and resolute investor. We don’t get to say that often so please consider some of these facts:

• All major asset classes were positive from November 1, 2016 to October 31, 2017. Global equity markets were up double digits, fixed income investors were rewarded with price appreciation across the spectrum, and diversifying real assets contributed, too.

• Volatility, as measured by the CBOE VIX, has been very low relative to historical averages. The calendar year-to-
date as of September 30 has seen the fewest number of 1% daily moves in the S&P500® Index in 30 years.

• Global growth has been steady.

At Russell Investments, we expect a return of market volatility to levels more consistent with historical norms. After all, the current U.S. stock market rally became the second longest and third strongest on record since 1936 on September
30, 2017. This has led U.S. stocks to become more fully valued. Today’s Cyclically Adjusted Price to Earnings Ratio
(CAPE) stands at 31.05 as of October 2017, putting the U.S. stock market among the most expensive markets since this data started being tracked in 1926. As the saying goes, “History doesn’t repeat itself, but often it does rhyme.” In past periods of expensive U.S. equity markets, prices had very little upward potential left—low single digit returns. The
Federal Reserve has begun the process of raising interest rates and unwinding its balance sheet—reversing the years of accommodative monetary policy instituted in response to the Global Financial Crisis. Even though fixed income markets have remained resilient so far, the simple math of fixed income suggests that bond prices will come under pressure as yields continue to rise.

Of course, it’s important to remember that markets and geopolitical events will test investors’ resolve every single year.
The past 12 months’ uncertainty surrounding important elections in the U.S., France, the United Kingdom, South Korea,
and mounting geopolitical tensions between North Korea and the U.S. were no exception. Exceptional investors, however, are those who look past the short-term uncertainties and have the commitment to stick with their long-term plan.

In this type of environment, we believe that investors who work with a trusted financial advisor to develop—and stick with—a financial plan, realistic goals and timelines, will be most resilient. In addition, although diversification can’t guarantee a profit or avoid losses, experience suggests that globally-diversified multi-asset portfolios further help investors stay the course when markets get choppy.

Russell Investments has an extensive, proud heritage of providing multi-asset solutions to help investors like you reach your financial goals, whether you’re saving for retirement, already there or building a college fund. Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

Best regards,

Mark Spina

President and Chief Executive Officer, Russell Investments

1 Represented by Russell 1000® Index up 23.67%, MSCI EAFE Index up 23.44%, MSCI Emerging Markets Index up 26.45%

2 Represented by Bloomberg Barclays U.S. Aggregate Bond Index up 0.90%, ICE BofAML Global High Yield Index up 9.42%, Bloomberg Barclays
1-10 Year Municipal Blend Index up 1.67%

3 Represented by Bloomberg Commodity Index up 2.35%, S&P Global Infrastructure Index up 16.51%, FTSE EPRA/NAREIT Developed Index
up 6.12%.

To Our Shareholders 3

Russell Investment Company

Market Summary as of October 31, 2017 (Unaudited)

U.S. Equity Markets
Broadly measured by the Russell 3000® Index, U.S. stocks returned 23.98% for the one-year period, which is the ninth straight fiscal year ending October 31st that the Russell 3000® Index has finished with a positive absolute return. The
Russell 3000® Index finished with a positive absolute return in each of the fiscal year’s twelve months.

Within U.S. large capitalization stocks, factors that were rewarded during the fiscal year included high beta (beta is a measure of a stock’s sensitivity to the direction of the market), positive earnings surprise, rising earnings estimates, and positive price momentum. Factors that trailed the market included high dividend yield, high earnings variability, and high financial leverage (high debt-to-capital ratios). Additionally, dynamic stocks outperformed defensive stocks and growth stocks outperformed value stocks across all market capitalization tiers. From a sector perspective, information technology, financials, and materials outperformed the Russell 1000® Index by 14.74%, 12.47%, and 5.42%, respectively. Sectors that failed to find traction during the one-year period were telecommunication services, energy, consumer staples and real estate, trailing by 24.26%, 21.63%, 20.73% and 15.60%, respectively.

In early November 2016, Donald Trump was elected as the 45th President of the United States and his plans to provide potential fiscal stimulus, including infrastructure spending, caused certain industries to react favorably in the later part of 2016. Most notable of these industries were banks, which outperformed the Russell 1000® Index by over 18.50% from
November through December. Oil prices also strengthened as OPEC members agreed on cutting production. The latest retail sales figures announced by the Commerce Department (up 3.8% year-over-year) failed to meet estimates for a 4.2%
year-over-year rise. However, inflation ticked upwards to 1.7% year-over-year, closing in on the U.S. Federal Reserves’
(the “Fed”) 2.0% target. Housing and employment data remained robust with November’s non-farm payrolls number increasing by 178,000 and the unemployment rate improving to 4.6% from 4.9%. Additionally, the final third quarter gross domestic product (“GDP”) growth rate figure was revised upwards to 3.5% quarter-over-quarter. The continuance of positive economic data influenced the Fed to raise short term interest rates for the second time since the global financial crisis in mid-December. Fed officials emphasized that they intended to raise interest rates gradually, and only if economic growth continued to materialize into 2017.

The U.S. large cap equity market started off 2017 very strong with the Russell 3000® Index gaining 5.74% from January through March. The Fed raised its benchmark interest rate by another 25 basis points in March on the back of positive economic data. However, the interest rate hike was accompanied by dovish language from the Fed which put into question how many additional rate hikes there might be in 2017. Additionally, the post-Trump risk rally lost some steam in the latter stages of the period after the new health care bill failed to repeal and replace Obama Care. Retail sales slowed down in February, however inflation ticked upward to 2.7% year-over-year. In addition, the February non-farm payrolls figure beat expectations yet again and pushed the unemployment rate down to 4.7%. The U.S. GDP growth rate was also revised slightly higher to 2.1% for the fourth quarter of 2016.

The Russell 3000® Index increased 3.02% from April through June. While U.S. economic data came in slightly softer than expected over the period, it was enough for the Fed to raise its short-term interest rate in June. Over the period, oil prices trended lower and the U.S. dollar was weak compared to most major currencies. Retail sales slowed down in
May, while inflation also slipped lower to 1.9%, moderately under the Fed’s 2.0% target rate. Meanwhile, May non-farm payrolls grew less then consensus and the unemployment rate fell to 4.3%. Additionally, the U.S. economy expanded faster than  initially  reported during the first quarter (1.4% quarter-over-quarter), following an upward revision to secondary estimates of 1.2%. The Fed raised short-term interest rates by a further 25 basis points to 1.25% as widely expected and maintained its forecast for one more rate hike in 2017. Fed Chair Janet Yellen also added that the bank would start unwinding its $4.5 trillion balance sheet later in the year by reducing reinvestment of maturing bonds.

4 Market Summary

Russell Investment Company

Market Summary as of October 31, 2017, continued — (Unaudited)

The Russell 3000® Index climbed 4.57% from July through September. U.S. political uncertainty, escalating geopolitical tension in the Korean peninsula and tropical hurricanes rattled investors. However, a strengthening economic backdrop influenced a risk-on market environment which also contributed to the Fed developing a slightly more hawkish outlook.
Over the period, commodity prices stabilized while a sluggish U.S. dollar lifted a basket of global currencies. In the U.S., the latest non-farm payrolls figure continued to point towards a healthy jobs market, although the unemployment rate ticked higher to 4.4%. Retail sales slowed to 3.2% year-over-year, but inflation edged higher to 1.9% year-over-year, still under the Fed’s 2.0% target rate. However, the second quarter U.S. economic growth rate was finalized at a strong 3.1%
quarter-over-quarter. Toward the end of the quarter, initial details were released on a potential tax reform plan which was viewed favorably by market participants.

In October, Russell 3000® Index continued its upward appreciation with a 2.18% gain. Investors gravitated toward larger market capitalization stocks with positive price momentum. Within all market capitalization ranges, growth stocks continued their outperformance of value stocks in October. From a sector perspective, information technology stocks led the market up which was a continuance of a 2017 trend. September U.S. non-farm payrolls released in October declined by 33,000 which was the first decrease in over seven years and this trailed consensus estimates of an increase of 100,000.
The market reaction was muted overall due to the impact of Hurricane Harvey and Hurricane Irma affecting the legitimacy of the reported data. The possibility of the Fed raising short term rates in December seemed to still be on track.

Non-U.S. Developed Equity Markets
For the fiscal year ended October 31, 2017, developed non-U.S. equity markets, as measured by the Russell Developed
ex-U.S. Large Cap® Index (the “Index”), were up 23.76%. Key drivers of market performance were the U.S. presidential election, improving global growth, especially in emerging markets and the Eurozone, as well as increases in government bond yields.

Amid the improving global growth outlook, value and growth factors outperformed during the fiscal year as investors chased cheaper, cyclical stocks and stocks with high earnings expectations. Sectors with high growth expectations such as technology, industrials and financials were rewarded during the period while the more defensive sectors such as consumer staples and health care suffered. Energy stocks also underperformed as commodity prices continued to face pressure from excess supply. The rotation away from lower volatility sectors and into more dynamic areas of the market was a continuing theme throughout the year.

The first quarter of the fiscal year saw a confluence of factors produce a shift to a “risk-on” market that rewarded more volatile, cyclical stocks. Donald Trump’s U.S. presidential election victory heightened expectations for further inflation on the back of his fiscal plans. After months of deliberations, the Fed increased its benchmark interest rate in December in light of encouraging economic data. Meanwhile in Europe, concerns about a ‘hard Brexit’ diminished over the period, while the European Central Bank maintained its easing policy and Italians rejected constitutional reform. Over the quarter, oil prices also strengthened as OPEC members agreed on cutting production.

In the second quarter of the fiscal year, the Fed met expectations and raised its benchmark rate by another 25 basis points in light of further positive economic data. Additionally, the post-Trump risk rally lost some steam in the latter stages of the period, after President Trump lost support from his own Republican party for his health care bill. In Europe, UK
Prime Minister Theresa May triggered Article 50 to officially start “Brexit” negotiations, while investors held caution over electoral developments in the Netherlands, France and Germany. Over the period, oil prices trended lower while a weaker
U.S. dollar lifted emerging market currencies. While markets ground higher during this period, investor sentiment became more cautionary, avoiding areas like energy and materials.

In the third quarter of the fiscal year, U.S. economic data came in slightly softer than expected. However, it was enough for the Fed to raise its benchmark rate for the second time in 2017. In Europe, Emmanuel Macron became France’s new
President while the general election in the UK resulted in a challenging “hung Parliament”. Over the period, oil prices

Market Summary 5

Russell Investment Company

Market Summary as of October 31, 2017, continued — (Unaudited)

continued their trend lower along with a weakening U.S. dollar against a basket of currencies. The easing political tension in Europe rewarded the value factor and financial companies in particular.

In the last quarter of the fiscal year, U.S. federal political dysfunction, escalating geopolitical tension in the Korean peninsula and tropical hurricanes rattled investors. However, a strengthening economic backdrop engendered a risk-on market environment, and informed developed central banks who became more comfortable with a more hawkish outlook.
Over the period, commodity prices stabilized, rewarding energy stocks. The technology sector continued a strong run as evidence of disruption in traditional sectors such as retail drove investor sentiment.

Europe ex-UK and Asia ex-Japan were the stand out non-U.S. developed markets over the period, as improving economic fundamentals along with a weaker U.S. dollar were tailwinds. Conversely, the UK, Australia and Canada were the biggest laggards.

Emerging Markets
The Russell Emerging Markets® Index, as measured in U.S. dollar terms (the “Index”), gained 25.4% over the fiscal year ended October 31, 2017. The asset class remained buoyant in a period where global growth forecasts were upgraded and inflation remained low. Many emerging countries started to see green shoots as they rebounded from their cyclical lows, benefiting from lower interest rates and improving economic growth. The U.S. dollar weakened against most emerging market currencies, despite increasing U.S. interest rates. The Fed’s approach was more dovish than expected by the market, which benefited emerging market currencies.

In November and December of 2016, the Index declined 4.3%, driven by the U.S. presidential election victory for Donald
Trump and uncertainty regarding his protectionist policies, which weighed on sentiment. The Fed’s December interest rate hike drove further U.S. dollar strength, which also negatively impacted emerging markets. The weakest-performing countries suffered from currency weakness. Turkey, which has a large current account deficit, slumped 12.5% while
Mexico (-13.6%) sold off on fears Donald Trump would enact protectionist measures against the country after his election victory. Russia surged 17.7% where the rouble was one of the few currencies to strengthen against the U.S. dollar. Rising oil prices and potentially warmer relations with the U.S. under Donald Trump buoyed sentiment.

The Index surged 11.7% in the first quarter of 2017, outperforming developed markets as investor appetite for perceived riskier investments returned. India (19.3%) was the strongest-performing country as Prime Minister Modi’s Party won key state elections, with the victories demonstrating strong domestic support for Modi’s free-market reform programs.
Mexico (16.4%) rebounded where the peso was among the best-performing currencies against the U.S. dollar as the Trump administration softened its rhetoric towards the country. South Africa (4.4%) underperformed as speculation surrounding the independence of the Treasury following the removal of respected finance minister Pravin Gordhan and replacement of nine other cabinet ministers by President Zuma weighed on sentiment and the value of the rand. After its 2016 rally, Russia
(-2.5%) returned some of its strong performance as hopes of potentially warmer relations and easing of sanctions with the
U.S. following Trump’s election victory partially dissipated.

The Index continued its 2017 rally in the second quarter with a 5.6% climb as sentiment towards the asset class remained buoyant. A weaker U.S. dollar was a further tailwind, although it was another negative and volatile period for the price of oil. Emerging Europe (ex-Russia) was the best performing region in emerging markets, following the market-friendly
French Presidential election result. This included Hungary (18.9%), Poland (13.5%) and the Czech Republic (13.1%).
Greece was the strongest-performing country after a 31.9% surge. This came as a deal with its creditors on economic reforms was agreed after protracted negotiations, which enabled the release of the next bailout tranche. Asian countries also outperformed over the period. Both India (3.3%) and South Africa (2.6%) lagged the overall benchmark return. In
India, first quarter GDP growth was the weakest in two years at 6.1% year-over-year, as the full impact of Prime Minister
Modi’s demonetisation policy began to come through. The government withdrew the 500 and 1000 rupee notes overnight to crack down on the black market. South Africa underperformed in a period where President Zuma survived his ANC party

6 Market Summary

Russell Investment Company

Market Summary as of October 31, 2017, continued — (Unaudited)

vote of no confidence. Natural resource and energy-driven markets were the weakest performing for the quarter as these sectors underperformed the market, particularly Russia (-9.7%) and Brazil (-6.7%).

The Index increased 7.4% in the third quarter of 2017. Sentiment towards the asset class remained buoyant amid a tepid global inflation environment. A weaker U.S. dollar and stable oil prices underpinned investor confidence. However, the market edged lower in September amid a more hawkish outlook from the U.S. Federal Reserve and increased geopolitical tensions within the Korean peninsula. Brazil (23.5%) rebounded from a weak second quarter driven by the improved political environment where congress’ lower house voted down corruption charges against President Temer to keep him in power. China (13.7%) outperformed, driven by Internet stocks, the strongest-performing sector. Russia climbed 15.5% in a strong period for the energy sector. Elsewhere, Eastern European countries continued their healthy 2017 performance, including the Czech Republic (11.3%), Hungary (9.7%) and Poland (8.8%) on robust macro numbers. South Korea (1.6%)
was hampered by heightened political tensions between North Korea and the U.S. Mexico (0.8%) underperformed as
NAFTA renegotiations remained strained. The country was also hit by a series of earthquakes which weighed on investor confidence. Overall, Greece was the worst-performing country ahead of November’s bailout review with its creditors. The market slipped 8.8% as banking stocks slumped on possible new European Central Bank and International Monetary Fund
stress tests.

In October 2017, the Index increased 3.4%. South Korea (8.3%) was the strongest performer as the country bounced back driven by resilient GDP growth and easing of geo-political tensions in the region. India (8.1%) outperformed as the government announced plans to inject $32 billion into state controlled banks to help boost credit and tackle ailing GDP growth. Most currencies in Latin America weakened against the U.S. dollar over the month. Brazil (-3.4%) underperformed driven by real weakness and Mexico (-7.8%) underperformed as the peso further depreciated following continued strains at the month-end round of NAFTA talks.

U.S./Global Fixed Income Markets
The fiscal year ended October 31, 2017 was characterized by the surprise Donald Trump victory in November 2016, followed by a risk on rally that saw both U.S. and European credit spreads tighten, global growth improve and conducive monetary policies from central banks. Overall, this proved positive for fixed income sectors around the globe. The U.S.
yield curve saw interest rates rise for the fiscal year with the short end of the curve rising roughly 80 basis points, and the 10-year treasury bill interest rate rising 54 basis points. The German Bund saw longer duration interest rates rise and the British Gilt saw interest rates rise across the curve. The U.S. experienced the largest interest rate moves as the Fed raised interest rates three times during the year. Europe had historically low interest rates during the fiscal year as the
European Central Bank kept rates low and continued with their 60 billion euros per month quantitative easing program.
Corporate and high yield spreads grinded tighter on the back of strong demand and the positive global growth backdrop. A key indicator of global fixed income performance, the Bloomberg Barclays Global Aggregate Bond Index, returned 1.14%
for the fiscal year, in U.S. dollar-hedged terms. The index was down 4.41% for the two month period ending December 31,
2016, and came back over the fiscal year due to strong demand, monetary policy remaining accommodative, and the lack of geopolitical fears being realized.

The Bloomberg Barclays Pan-European Aggregate Bond Index returned 7.08% during the period in U.S. dollar-hedged terms, but most of that return was due to the euro appreciating 6.06% against the U.S. dollar. The U.S., in comparison, returned 0.93% during the fiscal year as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. Both markets saw large sell offs after the election of Trump, with heightened expectations of further inflation on the back of his fiscal plans. In Europe, treasuries underperformed the aggregate while financials in the corporate sector was a leading segment.
In the U.S., the corporate market performed strongly led by lower quality bonds and strong demand from oversees. The U.S.
dollar depreciated against most European currencies, due to improving growth across Europe and the victory of political candidates that support the European Union.

Market Summary 7

Russell Investment Company

Market Summary as of October 31, 2017, continued — (Unaudited)

In the U.S., economic data remained broadly positive, with solid nonfarm payroll gains and a steady decline in the unemployment rate to decade lows of 4.2%. Gross domestic product (“GDP”) growth had readings over 3.0% for both the second and third quarter 2017, after it had dipped below 1.5% in the first quarter of 2017. The Consumer Price Index
(“CPI”) started the fiscal year strong at above 2.0% and was a contributing factor as the Fed raised rates, but as the CPI fell during the year below the Fed’s long-term target of 2.0%, it become the Fed’s largest concern.

In Europe, the concerns about a “hard Brexit” diminished over the period, while most of Europe welcomed Emmanuel
Macron’s victory in the French presidential elections. The Bloomberg Barclays Euro Aggregate Corporate Index returned
2.8% over equivalent duration government bonds during the period as financials improved and GDP rose from 1.4%
to 2.2% during the fiscal year. The European banking sector had a setback in the 2nd quarter as three banks declared bankruptcy.

Emerging markets suffered more than most early in the period due to investor uncertainty after the Trump victory. However, the sector rallied in 2017 as the U.S. dollar depreciated, global growth was above-trend and major central bank monetary policy settings were accommodative. Emerging market (“EM”) debt outperformed developed markets (the Bloomberg
Barclays EM Hard Currency Aggregate Bond Index returned 6.35%) as there was high demand for yield. Local currency
EM bonds (those issued in the issuing country’s own currency) did not return quite as strongly (the Bloomberg Barclays EM
Local Currency Government Bond Index returned 3.73%) due to the selloff in November 2016.

Strong global corporate new issuance volumes continued in the fiscal year along with seemingly endless demand from overseas buyers. Overall, corporate credit was up globally (the Bloomberg Barclays Global Aggregate Corporate Bond
Index returned 5.04%), with particularly strong performance out of the industrial sector of the market. The best performers in the index were lower quality issues (BBB cohorts), longer maturities (7+ years) and higher beta countries (Austria and
Mexico).

High yield corporate credit was among the best-performing segments of the global market (the Bloomberg Barclays Global
High Yield Bond Index returned 10.04%). It saw a sharp sell off after Trump’s surprise win in November, but quickly reversed. High yield spreads tightened over the fiscal year due to the strong global economy and investors searching for the slightest advantage in yields.

8 Market Summary

Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Conservative Strategy Fund - Class A‡			Conservative Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	(1.12)%		1 Year	4.79%
5 Years	2.04	%§	5 Years	3.14	%§
10 Years	3.04	%§	10 Years	3.48	%§

Conservative Strategy Fund - Class C			Conservative Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	4.12%		1 Year	5.19%
5 Years	2.48	%§	5 Years	3.51	%§
10 Years	2.86	%§	10 Years	3.90	%§

Conservative Strategy Fund - Class E			Bloomberg Barclays U. S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	4.83%		1 Year	0.90%
5 Years	3.25	%§	5 Years	2.04	%§
10 Years	3.63	%§	10 Years	4.19	%§

Conservative Strategy Fund - Class R1			ICE BofAML 1- 3 Yr U.S. Treasuries Index*** C
				Total
	Total			Return
	Return
1 Year	5.34%		1 Year	0.24%
5 Years	3.65	%§	5 Years	0.63	%§
10 Years	4.02	%§	10 Years	1.66	%§

Conservative Strategy Fund - Class R4‡‡
	Total
	Return
1 Year	4.99%
5 Years	3.38	%§
10 Years	3.74	%§

Conservative Strategy Fund 9

Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Conservative Strategy Fund (the “Fund”) is a fund of funds	of the fixed income market over the one-year period. Rising
that invests principally in other Russell Investment Company	interest rates posed a challenge to other fixed income assets, as
mutual funds (the “Underlying Funds”) . Certain Underlying	well as more interest rate sensitive real assets such as global real
Funds employ a multi-manager approach whereby portions of	estate investment trusts (“REITs”) and global infrastructure.
the Underlying Funds are allocated to different money managers.	Within equities, emerging markets were the strongest performing
Underlying Fund assets not allocated to money managers are	segment of global equity markets over the period, followed by
managed by Russell Investment Management, LLC (“RIM”), the	U. S. equity markets and non-U. S. developed equity markets.
Fund’s and Underlying Funds’ advisor. RIM, as the Underlying	Overall, global equity markets posted very strong returns, as the
Funds’ advisor, may change the allocation of the Underlying Funds’	Russell Developed Large Cap® Index (Net) gained 23.03%. The
assets among money managers at any time. An exemptive order	Fund’s strategic exposure to emerging markets proved beneficial
from the Securities and Exchange Commission (“SEC”) permits	over the period as they rallied, boosted by lower interest rates
RIM to engage or terminate a money manager in an Underlying	and improving economic growth. By contrast, non-U. S. developed
Fund at any time, subject to approval by the Underlying Fund’s	equities slightly lagged U. S. equities, as defensive and commodity
Board, without a shareholder vote. Pursuant to the terms of the	sectors, especially consumer staples, health care and energy,
exemptive order, an Underlying Fund is required to notify its	weighed on non-U. S. equity returns.
shareholders within 90 days of when a money manager begins
providing services.	How did the investment strategies and techniques employed

What is the Fund’s investment objective?	by the Fund and the Underlying Funds affect the Fund’s
performance?
The Fund seeks to provide current income and capital preservation,	The Fund is a fund of funds and its performance is based on RIM’s
and as a secondary objective, long term capital appreciation.	strategic asset allocations, the performance of the Underlying
How did the Fund perform relative to its benchmark for the	Funds in which the Fund invests, and tactical changes in the
fiscal year ended October 31, 2017?	Fund’s asset allocation throughout the year. In order to seek to
For the fiscal year ended October 31, 2017, the Fund’s Class A,	achieve the Fund’s objective during the period, RIM’s strategic
Class C, Class E, Class R1, Class R4, Class R5 and Class S Shares	asset allocation included investments in global equity, fixed
gained 4.97%, 4.12%, 4.83%, 5.34%, 4.99%, 4.79% and 5.19%,	income, multi-asset and alternative Underlying Funds.
respectively. This is compared to the Fund’s primary benchmark,	The Fund’s diverse asset allocation contributed positively to
the Bloomberg Barclays U. S. Aggregate Bond Index, which gained	performance during the period. Non-traditional asset classes
0.90% during the same period. The Fund’s performance includes	such as high yield bonds returned 9.42%, as measured by the ICE
operating expenses, whereas index returns are unmanaged and	BofAML Global High Yield Index Hedged (USD), outperforming
do not include expenses of any kind. For Share Classes with	the Fund’s primary benchmark, the Bloomberg Barclays U. S.
inception dates after November 1, 2016, annual returns reflect the	Aggregate Bond Index. Non-U. S. developed equities and
returns of other Share Classes of the Fund for the period prior to	commodities delivered positive returns as well, as measured
inception. Please refer to the footnotes at the end of the Portfolio	by the Russell Developed ex-U. S. Large Cap® Index Net and
Management Discussion and Analysis, as applicable.	Bloomberg Commodity Index Total Return, respectively.
For the fiscal year ended October 31, 2017, the Morningstar®	The fixed income portion of the Fund’s portfolio outperformed the
Allocation-15% to 30% Equity Category, a group of funds that	Fund’s fixed income benchmark. An allocation to the Strategic
Morningstar considers to have investment strategies similar to	Bond Fund was positive from a benchmark-relative perspective
those of the Fund, gained 5.49%. This result serves as a peer	as a result of its exposure to high yield corporate debt and non-
comparison and is expressed net of operating expenses.	agency mortgage backed securities. An allocation to the Short
Duration Bond Fund was also positive from a benchmark-relative
How did the market conditions described in the Market	perspective as a result of its exposure to investment grade
Summary report affect the Fund’s performance?	corporate bonds and non-agency mortgage backed securities.
The Fund seeks to achieve its objective by investing in Underlying	The excess returns were partially offset by the Investment Grade
Funds that provide exposure to a range of diversified investments,	Bond Fund as a result of its allocation to currencies and global
and most major asset classes invested in by the Underlying Funds	government bond futures.
produced positive absolute returns during the period.
Due to the strong performance of equity markets over the period,
Within the Fund’s fixed income portfolio, exposure to high yield	the equity portion of the Fund’s portfolio contributed to excess
debt was beneficial as it was among the best-performing segments	returns. The Multifactor U. S. Equity Fund outperformed its

10 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

U. S. equity market benchmark, benefiting from an overweight to	In second quarter 2017, given the strength in the Ruble and
financials and underweight to real estate. By contrast, the U. S.	South African Rand and closing valuation gaps, RIM removed
Defensive Equity Fund underperformed its benchmark as stock	overweights to these currencies achieved via currency forward
selection detracted, especially within the consumer staples and	contracts after these positions added value. During third quarter
consumer discretionary sectors.	2017, RIM moved to an underweight position in the Global
The alternative assets portion of the Fund’s portfolio positively	Infrastructure Fund as rising interest rates and higher valuations
contributed to absolute returns, though the rising rate environment	became more of a concern for the rate-sensitive sector. RIM
over the one-year period, combined with a stronger dollar that	maintained an underweight to the Global Real Estate Securities
picked up towards end of third quarter 2017, created headwinds	Fund over the period due to its rate-sensitive nature. RIM’s
for rate-sensitive asset classes such as listed REITs and listed	modifications to the Fund’s asset allocation were additive during
infrastructure.	the period.
RIM also made strategic asset allocation changes during the
Describe any changes to the Fund’s structure or allocation	period. In April 2017, RIM added two derivatives-based
to the Underlying Funds.	positioning strategies: a global real yield strategy and a currency
RIM has the discretion to vary the Fund’s actual allocation from	factor strategy.
the target strategic asset allocation by up to +/- 5% at the equity,
fixed income, multi-asset or alternative category level based on	The global real yield strategy utilizes global government bond
RIM’s capital markets research. In addition to investing in the	futures to take long positions in high quality government bonds
Underlying Funds, RIM may seek to actively manage a Fund’s	whose net-of-inflation yields are expected to be relatively high
overall exposures by investing in derivatives that RIM believes	and short positions where net-of-inflation yield is expected to be
will achieve the desired risk/return profile for the Fund. RIM’s	relatively low. This strategy had a negative impact on performance
asset allocation modifications, implemented through both tactical	as the long positions underperformed as interest rates rose on
changes to Underlying Fund allocations and derivatives-based	those positions, widening compared to the short positions.
exposures, benefited the Fund’s performance relative to the	The currency factor strategy utilizes currency forward contracts to
Fund’s target strategic asset allocation.	take long and short positions in global foreign exchange markets.
RIM tactically adapted the Fund’s asset allocation over the period	Over the fiscal year, the currency overlay strategy was negative for
as market opportunities and risks evolved. RIM continued to	the Fund’s benchmark-relative performance.
operate the Fund as a risk manager rather than risk taker. The	The views expressed in this report reflect those of the
Fund maintained an underweight position in U. S. equity by	portfolio managers only through the end of the period
trimming its exposure to the U. S. Defensive Equity Fund relative	covered by the report. These views do not necessarily
to RIM’s long-term strategic weights, while keeping an overweight	represent the views of RIM, or any other person in RIM or
position in Europe ex-UK equities relative to RIM’s strategic	any other affiliated organization. These views are subject to
positioning via the Multifactor International Equity Fund. During	change at any time based upon market conditions or other
the first quarter of 2017, as equity markets ran upwards and	events, and RIM disclaims any responsibility to update the
credit spreads compressed, RIM trimmed high yield exposure to	views contained herein. These views should not be relied on
an underweight for the first time since 2015 by underweighting	as investment advice and, because investment decisions for
the Global Opportunistic Credit Fund.	a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

Conservative Strategy Fund 11

Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

*** ICE BofAML 1-3 Yr U.S. Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

Effective October 20, 2017 the BofA Merrill Lynch indices were re-branded as ICE BofAML indicies.
C

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class R2
Shares, which have the same expenses as Class R4 Shares. Class R2 Shares are no longer offered and were reclassified as Class R4 on October 1, 2014.

‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares, which have the same expenses as Class R5 Shares. Class R3 Shares are no longer offered and were reclassified as Class R5 on October 1, 2014.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

12 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars) of	Class A	Performance	expenses)
Beginning Account Value
investing in the fund and to compare these costs with the ongoing	May 1, 2017	$1,000.00	$1,000.00
costs of investing in other mutual funds. The Example is based on	Ending Account Value
an investment of $1,000 invested at the beginning of the period	October 31, 2017	$1,024.50	$1,022.43
and held for the entire period indicated, which for this Fund is	Expenses Paid During Period*	$2.81	$2.80

from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,021.00	$1,018.65
	Expenses Paid During Period*	$6.62	$6.61
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.30%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,024.40	$1,022.43
of other funds.	Expenses Paid During Period*	$2.81	$2.80

* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Conservative Strategy Fund 13

Russell Investment Company
Conservative Strategy Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R1	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,027.40	$1,024.35
Expenses Paid During Period*	$0.87	$0.87

* Expenses are equal to the Fund's annualized expense ratio of 0.17%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,025.20	$1,023.09
Expenses Paid During Period*	$2.14	$2.14

* Expenses are equal to the Fund's annualized expense ratio of 0.42%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,023.70	$1,021.83
Expenses Paid During Period*	$3.42	$3.41

* Expenses are equal to the Fund's annualized expense ratio of 0.67%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,026.70	$1,023.69
Expenses Paid During Period*	$1.53	$1.53

* Expenses are equal to the Fund's annualized expense ratio of 0.30%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

14 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Affiliated Funds - 97.9%
Alternative - 5.7%
Commodity Strategies Fund Class Y	1,582,012		8,938
Global Infrastructure Fund Class Y	562,945		6,981
Global Real Estate Securities Fund Class Y	14,766		509
			16,428

Domestic Equities - 3.4%
Multifactor U. S. Equity Fund Class Y	435,735		5,817
U. S. Defensive Equity Fund Class Y	4,728		255
U. S. Dynamic Equity Fund Class Y	303,942		3,632
			9,704

Fixed Income - 58.6%
Global Opportunistic Credit Fund Class Y	292,765		2,951
Investment Grade Bond Fund Class Y	1,174,577		25,112
Short Duration Bond Fund Class Y	3,481,438		66,740
Strategic Bond Fund Class Y	4,790,040		51,445
Unconstrained Total Return Fund Class Y	2,373,637		23,665
			169,913

International Equities - 3.9%
Emerging Markets Fund Class Y	271,668		5,675
Multifactor International Equity Fund Class Y	546,217		5,675
			11,350

Multi-Asset - 26.3%
Multi-Strategy Income Fund Class Y	7,420,676		76,359

Total Investments in Affiliated Funds
(cost $267,188)			283,754

Short-Term Investments - 1.2%
U. S. Cash Management Fund(@)	3,649,998	(8)	3,650
Total Short-Term Investments
(cost $3,650)			3,650

Total Investments 99.1%
(identified cost $270,838)			287,404

Other Assets and Liabilities, Net - 0.9%			2,466
Net Assets - 100.0%			289,870

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 15

Russell Investment Company
Conservative Strategy Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts

Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
Amsterdam Index Futures			8	EUR	883	11/17	13
Australia 10 Year Bond Futures			40	AUD	5,154	12/17	(5)
CAC40 Euro Index Futures			42	EUR	2,311	11/17	70
Canadian 10 Year Government Bond Futures			11	CAD	1,512	12/17	(4)
DAX Index Futures			7	EUR	2,314	12/17	140
EURO STOXX 50 Index Futures			39	EUR	1,434	12/17	90
FTSE/MIB Index Futures			5	EUR	569	12/17	19
IBEX 35 Index Futures			7	EUR	738	11/17	34
OMXS30 Index Futures			31	SEK	5,176	11/17	14
S&P 500 E-Mini Index Futures			15	USD	1,930	12/17	74
United States 10 Year Treasury Note Futures			26	USD	3,248	12/17	(42)
Short Positions
Euro-Bund Futures			18	EUR	2,930	12/17	(9)
FTSE 100 Index Futures			7	GBP	523	12/17	(7)
Hang Seng Index Futures			1	HKD	1,410	11/17	1
Long Gilt Futures			22	GBP	2,735	12/17	79
MSCI Emerging Markets Mini Index Futures			2	USD	112	12/17	(2)
MSCI Singapore Index Futures			2	SGD	76	11/17	(1)
Russell 1000 Mini Index Futures			4	USD	285	12/17	(10)
Russell 2000 Mini Index Futures			10	USD	751	12/17	(43)
S&P 400 E-Mini Index Futures			2	USD	367	12/17	(24)
S&P 500 E-Mini Index Futures			73	USD	9,390	12/17	(379)
S&P/TSX 60 Index Futures			6	CAD	1,135	12/17	(64)
SPI 200 Index Futures			3	AUD	442	12/17	(10)
TOPIX Index Futures			6	JPY	105,780	12/17	(85)
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(151)

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Bank of America	USD	747		EUR	630	12/20/17	(11)
Bank of America	GBP	991		USD	1,299	12/20/17	(19)
Bank of America	SEK	2,189		USD	277	12/20/17	15
Bank of America	SGD	130		USD	96	12/20/17	1
Bank of Montreal	USD	812		NZD	1,134	11/22/17	(37)
Bank of Montreal	USD	1,149		SEK	9,310	11/22/17	(36)
Bank of Montreal	HKD	2,101		USD	269	12/20/17	—
Bank of Montreal	JPY	188,848		USD	1,744	12/20/17	79
Bank of Montreal	NZD	1,614		USD	1,157	11/22/17	52
Bank of Montreal	SEK	6,537		USD	807	11/22/17	25
Brown Brothers Harriman	AUD	659		USD	526	12/20/17	22
Brown Brothers Harriman	CAD	894		USD	731	12/20/17	38
Citigroup	USD	487		EUR	413	11/22/17	(6)
Citigroup	USD	1,144		EUR	970	11/22/17	(13)
Citigroup	CHF	477		USD	490	11/22/17	11
Citigroup	CHF	788		USD	809	11/22/17	18
Royal Bank of Canada	USD	808	AUD		1,031	11/22/17	(19)

See accompanying notes which are an integral part of the financial statements.

16 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
								Unrealized
								Appreciation
				Amount	Amount			(Depreciation)
Counterparty				Sold	Bought		Settlement Date		$
Royal Bank of Canada			USD	490	JPY	54,925	11/22/17		(7)
Royal Bank of Canada			JPY	129,075	USD	1,152	11/22/17		16
State Street			USD	1,146	NOK	9,064	11/22/17		(36)
State Street			AUD	390	USD	313	12/20/17		14
State Street			CHF	598	USD	631	12/20/17		30
State Street			CNY	13,090	USD	1,987	12/20/17		20
State Street			DKK	5,071	USD	804	11/22/17		9
State Street			EUR	1,430	USD	1,726	12/20/17		56
State Street			EUR	2,234	USD	2,681	12/20/17		72
State Street			GBP	490	USD	643	12/20/17		(8)
State Street			HKD	1,160	USD	149	12/20/17		—
State Street			JPY	93,960	USD	869	12/20/17		41
State Street			KRW	1,132,010	USD	998	12/19/17		(15)
State Street			NOK	3,857	USD	488	11/22/17		15
State Street			SEK	850	USD	108	12/20/17		6
State Street			TWD	30,050	USD	1,002	12/20/17		2
Westpac			USD	492	GBP	371	11/22/17		1
Westpac			ILS	1,711	USD	487	11/22/17		1
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts									337

Credit Default Swap Contracts

Amounts in thousands

Credit Indices
					Fund			Unrealized
					(Pays)/		Premiums	Appreciation
		Purchase/Sell			Receives	Termination	Paid/(Received)	(Depreciation)	Fair Value
Reference Entity	Counterparty	Protection	Notional Amount		Fixed Rate	Date	$	$	$
CDX Emerging
Markets Index	Bank of America	Purchase	USD	4,000	(1.000%)(2)	12/20/22	167	(33)	134
CDX NA Investment
Grade Index	Bank of America	Sell	USD	4,000	1.000%(2)	12/20/22	84	12	96
Total Open Credit Indices Contracts (å)							251	(21)	230

Presentation of Portfolio Holdings

Amounts in thousands
				Fair Value
						Practical
Portfolio Summary		Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Investments in Affiliated Funds		$283,754		$—	$—	$—	$283,754		97.9
Short-Term Investments		—		—	—	3,650	3,650		1.2
Total Investments		283,754		—	—	3,650	287,404		99.1
Other Assets and Liabilities, Net									0.9
									100.0

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 17

Russell Investment Company
Conservative Strategy Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Other Financial Instruments
Assets
Futures Contracts	534	—	—	—	534	0.2
Foreign Currency Exchange Contracts	—	544	—	—	544	0.2
Credit Default Swap Contracts	—	230	—	—	230	0.1
'
Liabilities
Futures Contracts	(685)	—	—	—	(685)	(0.2)
Foreign Currency Exchange Contracts	—	(207)	—	—	(207)	(0.1)
Total Other Financial Instruments*	$(151)	$567	$—	$—	$416

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

18 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$—	$544	$—
Variation margin on futures contracts*	455	—	—	79
Credit default swap contracts, at fair value	—	230	—	—
Total	$455	$230	$544	$79

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$625	$—	$—	$60
Unrealized depreciation on foreign currency exchange contracts	—	—	207	—
Total	$625	$—	$207	$60
			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$67	$—	$—	$(69)
Credit default swap contracts	—	(1)	—	—
Foreign currency exchange contracts	—	—	(183)	—
Total	$67	$(1)	$(183)	$(69)

Location: Statement of Operations - Net change in unrealized appreciation
(depreciation)
Futures contracts	$(161)	$—	$—	$19
Credit default swap contracts	—	(21)	—	—
Foreign currency exchange contracts	—	—	(62)	—
Total	$(161)	$(21)	$(62)	$19

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 19

Russell Investment Company
Conservative Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$544	$ — $	544
Futures Contracts	Variation margin on futures contracts	70	—	70
Credit Default Swap Contracts	Credit default swap contracts, at fair value	230	—	230
Total Financial and Derivative Assets		844	—	844
Financial and Derivative Assets not subject to a netting agreement		(299)	—	(299)
Total Financial and Derivative Assets subject to a netting agreement		$545	$ — $	545

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$16	$16	$—	$ —
Bank of Montreal	157	73	—	84
Brown Brothers Harriman	60	—	—	60
Citigroup	29	19	—	10
Royal Bank of Canada	16	16	—	—
State Street	265	48	—	217
Westpac	2	—	—	2
Total	$545	$172	$—	$ 373

See accompanying notes which are an integral part of the financial statements.

20 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$31	$—	$ 31
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	207	—	207
Total Financial and Derivative Liabilities		238	—	238
Financial and Derivative Liabilities not subject to a netting agreement		(31)	—	(31)
Total Financial and Derivative Liabilities subject to a netting agreement		$207	$—	$ 207

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$30	$16	$—	$ 14
Bank of Montreal	73	73	—	—
Citigroup	19	19	—	—
Royal Bank of Canada	26	16	—	10
State Street	59	48	—	11
Total	$207	$172	$—	$ 35

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 21

Russell Investment Company
Conservative Strategy Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$270,838
Investments, at fair value(>)	287,404
Cash (restricted)(a)(b)	2,200
Unrealized appreciation on foreign currency exchange contracts	544
Receivables:
Dividends and interest	3
Dividends from affiliated funds	4
Investments sold	400
Fund shares sold	243
Variation margin on futures contracts	70
Credit default swap contracts, at fair value(+)	230
Total assets	291,098

Liabilities
Payables:
Due to custodian	1
Due to broker (c)	229
Fund shares redeemed	466
Accrued fees to affiliates	197
Other accrued expenses	97
Variation margin on futures contracts	31
Unrealized depreciation on foreign currency exchange contracts	207
Total liabilities	1,228

Net Assets	$289,870

See accompanying notes which are an integral part of the financial statements.

22 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(273)
Accumulated net realized gain (loss)	1,078
Unrealized appreciation (depreciation) on:
Investments in affiliated funds	16,566
Futures contracts	(151)
Foreign currency exchange contracts	337
Credit default swap contracts	(21)
Shares of beneficial interest	292
Additional paid-in capital	272,042
Net Assets	$289,870

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.97
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$10.58
Class A — Net assets	$76,689,616
Class A — Shares outstanding ($. 01 par value)	7,694,935
Net asset value per share: Class C(#)	$9.86
Class C — Net assets	$132,248,986
Class C — Shares outstanding ($. 01 par value)	13,411,879
Net asset value per share: Class E(#)	$10.01
Class E — Net assets	$11,112,418
Class E — Shares outstanding ($. 01 par value)	1,109,596
Net asset value per share: Class R1(#)	$10.04
Class R1 — Net assets	$9,331,214
Class R1 — Shares outstanding ($. 01 par value)	929,724
Net asset value per share: Class R4(#)	$9.98
Class R4 — Net assets	$13,722,480
Class R4 — Shares outstanding ($. 01 par value)	1,374,870
Net asset value per share: Class R5(#)	$10.07
Class R5 — Net assets	$10,634,377
Class R5 — Shares outstanding ($. 01 par value)	1,056,152
Net asset value per share: Class S(#)	$10.05
Class S — Net assets	$36,130,664
Class S — Shares outstanding ($. 01 par value)	3,596,240
Amounts in thousands
(+) Credit default swap contracts - premiums paid (received)	$251
(>) Investments in affiliated funds	$287,404

(a) Cash Collateral for Futures	$2,000
(b) Cash Collateral for Swaps	$200
(c) Due to Broker for Swaps	$229
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 23

Russell Investment Company
Conservative Strategy Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Income distributions from affiliated funds	$9,401

Expenses
Advisory fees	641
Administrative fees	136
Custodian fees	54
Distribution fees - Class A	206
Distribution fees - Class C	1,083
Distribution fees - Class R5	33
Transfer agent fees - Class A	165
Transfer agent fees - Class C	289
Transfer agent fees - Class E	24
Transfer agent fees - Class R1	28
Transfer agent fees - Class R4	30
Transfer agent fees - Class R5	26
Transfer agent fees - Class S	79
Professional fees	42
Registration fees	113
Shareholder servicing fees - Class C	361
Shareholder servicing fees - Class E	30
Shareholder servicing fees - Class R4	38
Shareholder servicing fees - Class R5	33
Trustees’ fees	11
Printing fees	44
Miscellaneous	15
Expenses before reductions	3,481
Expense reductions	(791)
Net expenses	2,690
Net investment income (loss)	6,711

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments in affiliated funds	2,966
Futures contracts	(2)
Foreign currency exchange contracts	(183)
Credit default swap contracts	(1)
Capital gain distributions from affiliated funds	962
Net realized gain (loss)	3,742
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated funds	3,871
Futures contracts	(142)
Foreign currency exchange contracts	(62)
Credit default swap contracts	(21)
Net change in unrealized appreciation (depreciation)	3,646
Net realized and unrealized gain (loss)	7,388
Net Increase (Decrease) in Net Assets from Operations	$14,099

See accompanying notes which are an integral part of the financial statements.

24 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,711	$8,323
Net realized gain (loss)	3,742	6,741
Net change in unrealized appreciation (depreciation)	3,646	(2,261)
Net increase (decrease) in net assets from operations	14,099	12,803

Distributions
From net investment income
Class A	(1,922)	(2,378)
Class C	(2,368)	(2,959)
Class E	(290)	(370)
Class R1	(444)	(674)
Class R4	(369)	(427)
Class R5	(292)	(382)
Class S	(1,023)	(1,283)
From net realized gain
Class A	(1,725)	(8,444)
Class C	(3,121)	(14,648)
Class E	(265)	(1,288)
Class R1	(375)	(2,205)
Class R4	(311)	(1,394)
Class R5	(276)	(1,462)
Class S	(834)	(4,306)
Net decrease in net assets from distributions	(13,615)	(42,220)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(68,118)	(47,792)
Total Net Increase (Decrease) in Net Assets	(67,634)	(77,209)

Net Assets
Beginning of period	357,504	434,713
End of period	$289,870	$357,504
Undistributed (overdistributed) net investment income included in net assets	$(273)	$(1)

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 25

Russell Investment Company
Conservative Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	615	$5,994	1,253	$12,435
Proceeds from reinvestment of distributions	377	3,602	1,117	10,673
Payments for shares redeemed	(2,258)	(22,067)	(3,417)	(33,410)
Net increase (decrease)	(1,266)	(12,471)	(1,047)	(10,302)
Class C
Proceeds from shares sold	1,857	17,996	2,087	20,289
Proceeds from reinvestment of distributions	580	5,465	1,855	17,525
Payments for shares redeemed	(5,458)	(52,799)	(5,325)	(51,945)
Net increase (decrease)	(3,021)	(29,338)	(1,383)	(14,131)
Class E
Proceeds from shares sold	53	518	96	945
Proceeds from reinvestment of distributions	58	554	172	1,651
Payments for shares redeemed	(428)	(4,184)	(432)	(4,295)
Net increase (decrease)	(317)	(3,112)	(164)	(1,699)
Class R1
Proceeds from shares sold	393	3,860	668	6,567
Proceeds from reinvestment of distributions	85	820	299	2,879
Payments for shares redeemed	(1,505)	(14,761)	(1,696)	(16,649)
Net increase (decrease)	(1,027)	(10,081)	(729)	(7,203)
Class R4
Proceeds from shares sold	285	2,784	600	6,008
Proceeds from reinvestment of distributions	71	680	190	1,821
Payments for shares redeemed	(587)	(5,760)	(701)	(6,911)
Net increase (decrease)	(231)	(2,296)	89	918
Class R5
Proceeds from shares sold	239	2,369	310	3,078
Proceeds from reinvestment of distributions	59	569	191	1,844
Payments for shares redeemed	(646)	(6,410)	(986)	(9,862)
Net increase (decrease)	(348)	(3,472)	(485)	(4,940)
Class S
Proceeds from shares sold	804	7,930	1,759	17,277
Proceeds from reinvestment of distributions	190	1,827	575	5,531
Payments for shares redeemed	(1,735)	(17,105)	(3,388)	(33,243)
Net increase (decrease)	(741)	(7,348)	(1,054)	(10,435)
Total increase (decrease)	(6,951)	$(68,118)	(4,773)	$(47,792)

See accompanying notes which are an integral part of the financial statements.

26 Conservative Strategy Fund

(This page intentionally left blank)

Russell Investment Company
Conservative Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	9.92	. 23	. 24	. 47	(. 22)	(. 20)
October 31, 2016	10.65	. 24	. 13	. 37	(. 25)	(. 85)
October 31, 2015	11.16	. 27	(. 26)	. 01	(. 27)	(. 25)
October 31, 2014	11.09	. 14	. 28	. 42	(. 13)	(. 22)
October 31, 2013	11.02	. 28	. 08	. 36	(. 27)	(. 02)

Class C
October 31, 2017	9.82	. 16	. 23	. 39	(. 15)	(. 20)
October 31, 2016	10.55	. 16	. 13	. 29	(. 17)	(. 85)
October 31, 2015	11.06	. 18	(. 25)	(. 07)	(. 19)	(. 25)
October 31, 2014	10.99	. 05	. 30	. 35	(. 06)	(. 22)
October 31, 2013	10.94	. 19	. 09	. 28	(. 21)	(. 02)

Class E
October 31, 2017	9.97	. 24	. 22	. 46	(. 22)	(. 20)
October 31, 2016	10.70	. 24	. 13	. 37	(. 25)	(. 85)
October 31, 2015	11.21	. 26	(. 25)	. 01	(. 27)	(. 25)
October 31, 2014	11.13	. 14	. 29	. 43	(. 13)	(. 22)
October 31, 2013	11.05	. 30	. 07	. 37	(. 27)	(. 02)

Class R1
October 31, 2017	9.99	. 31	. 20	. 51	(. 26)	(. 20)
October 31, 2016	10.72	. 29	. 12	. 41	(. 29)	(. 85)
October 31, 2015	11.23	. 32	(. 26)	. 06	(. 32)	(. 25)
October 31, 2014	11.15	. 18	. 30	. 48	(. 18)	(. 22)
October 31, 2013	11.08	. 31	. 10	. 41	(. 32)	(. 02)

Class R4(1)
October 31, 2017	9.94	. 24	. 23	. 47	(. 23)	(. 20)
October 31, 2016	10.67	. 25	. 13	. 38	(. 26)	(. 85)
October 31, 2015	11.18	. 29	(. 26)	. 03	(. 29)	(. 25)
October 31, 2014	11.10	. 15	. 30	. 45	(. 15)	(. 22)
October 31, 2013	11.03	. 32	. 06	. 38	(. 29)	(. 02)

Class R5(2)
October 31, 2017	10.02	. 22	. 24	. 46	(. 21)	(. 20)
October 31, 2016	10.74	. 23	. 13	. 36	(. 23)	(. 85)
October 31, 2015	11.25	. 27	(. 27)	—	(. 26)	(. 25)
October 31, 2014	11.17	. 13	. 29	. 42	(. 12)	(. 22)
October 31, 2013	11.09	. 30	. 06	. 36	(. 26)	(. 02)

Class S
October 31, 2017	10.00	. 26	. 24	. 50	(. 25)	(. 20)
October 31, 2016	10.73	. 28	. 11	. 39	(. 27)	(. 85)
October 31, 2015	11.24	. 30	(. 26)	. 04	(. 30)	(. 25)
October 31, 2014	11.16	. 16	. 30	. 46	(. 16)	(. 22)
October 31, 2013	11.09	. 31	. 08	. 39	(. 30)	(. 02)

See accompanying notes which are an integral part of the financial statements.

28 Conservative Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(. 42)	9.97	4.97	76,690	. 78	. 55	2.35	19
(1.10)	9.92	3.97	88,921	. 76	. 54	2.47	18
(. 52)	10.65	. 11	106,603	. 75	. 55	2.54	39
(. 35)	11.16	3.92	124,288	. 75	. 56	1.22	26
(. 29)	11.09	3.35	136,433	. 73	. 57	2.55	21

(. 35)	9.86	4.12	132,249	1.53	1.30	1.62	19
(1.02)	9.82	3.22	161,404	1.51	1.29	1.67	18
(. 44)	10.55	(. 64)	188,011	1.50	1.30	1.71	39
(. 28)	11.06	3.21	210,015	1.50	1.31	. 47	26
(. 23)	10.99	2.61	227,048	1.48	1.32	1.76	21

(. 42)	10.01	4.83	11,112	. 78	. 55	2.44	19
(1.10)	9.97	3.95	14,227	. 76	. 54	2.43	18
(. 52)	10.70	. 12	17,017	. 75	. 55	2.43	39
(. 35)	11.21	3.99	20,901	. 75	. 56	1.22	26
(. 29)	11.13	3.40	24,180	. 74	. 57	2.75	21

(. 46)	10.04	5.34	9,331	. 53	. 17	3.18	19
(1.14)	9.99	4.35	19,546	. 51	. 16	2.88	18
(. 57)	10.72	. 50	28,784	. 50	. 17	2.96	39
(. 40)	11.23	4.40	38,079	. 50	. 17	1.63	26
(. 34)	11.15	3.79	43,145	. 48	. 17	2.81	21

(. 43)	9.98	4.99	13,723	. 78	. 42	2.47	19
(1.11)	9.94	4.11	15,964	. 76	. 41	2.56	18
(. 54)	10.67	. 23	16,189	. 75	. 42	2.70	39
(. 37)	11.18	4.14	25,502	. 75	. 42	1.38	26
(. 31)	11.10	3.51	35,427	. 73	. 42	2.95	21

(. 41)	10.07	4.79	10,634	1.03	. 67	2.22	19
(1.08)	10.02	3.88	14,067	1.01	. 66	2.33	18
(. 51)	10.74	(. 03)	20,285	1.00	. 67	2.45	39
(. 34)	11.25	3.83	27,768	1.00	. 67	1.16	26
(. 28)	11.17	3.30	42,335	. 98	. 67	2.76	21

(. 45)	10.05	5.19	36,131	. 53	. 30	2.62	19
(1.12)	10.00	4.20	43,375	. 51	. 29	2.77	18
(. 55)	10.73	. 36	57,824	. 50	. 30	2.78	39
(. 38)	11.24	4.25	83,582	. 50	. 31	1.46	26
(. 32)	11.16	3.59	82,691	. 48	. 32	2.82	21

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 29

Russell Investment Company
Conservative Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$4,386
Administration fees	10,544
Distribution fees	103,652
Shareholder servicing fees	36,127
Transfer agent fees	40,773
Trustee fees	1,674
$197,156

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Commodity Strategies Fund	$328	$11,593	$3,388	$60	$345	$8,938	$—	$—
Global Infrastructure Fund	8,872	986	3,505	332	296	6,981	271	243
Global Real Estate Securities Fund	14,155	93	13,439	2,096	(2,396)	509	25	38
Multifactor U. S. Equity Fund	7,096	249	2,859	266	1,065	5,817	110	—
U. S. Defensive Equity Fund	332	46	150	2	25	255	3	23
U. S. Dynamic Equity Fund	4,630	318	2,099	230	553	3,632	41	170
Global Opportunistic Credit Fund	21,294	605	18,895	(414)	361	2,951	521	—
Investment Grade Bond Fund	35,500	1,975	10,755	(233)	(1,375)	25,112	1,496	103
Short Duration Bond Fund	81,700	1,883	16,370	290	(763)	66,740	1,180	—
Strategic Bond Fund	60,381	7,011	14,174	481	(2,254)	51,445	1,946	343
Unconstrained Total Return Fund	17,752	10,960	4,969	(25)	(53)	23,665	537	42
Emerging Markets Fund	7,088	533	3,362	130	1,286	5,675	85	—
Multifactor International Equity Fund	7,100	332	2,949	(219)	1,411	5,675	159	—
Multi-Strategy Income Fund	81,707	22,761	33,449	(31)	5,371	76,359	2,985	—
U. S. Cash Management Fund	8,027	14,508	18,885	1	(1)	3,650	42	—
	$355,962	$73,853	$149,248	$2,966	$3,871	$287,404	$9,401	$962

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$273,633,309
Unrealized Appreciation	$14,781,278
Unrealized Depreciation	(787,545)
Net Unrealized Appreciation (Depreciation)	$13,993,733
Undistributed Ordinary Income	$45,967
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$3,500,687
Tax Composition of Distributions
Ordinary Income	$6,708,270
Long-Term Capital Gains	$6,907,400

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

See accompanying notes which are an integral part of the financial statements.

30 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Federal Income Taxes, continued

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(275)
Accumulated net realized gain (loss)	275
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 31

Russell Investment Company
Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Moderate Strategy Fund - Class A‡			Moderate Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	2.23%		1 Year	8.21%
5 Years	3.96	%§	5 Years	4.98	%§
10 Years	3.24	%§	10 Years	3.65	%§

Moderate Strategy Fund - Class C			Moderate Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	7.72%		1 Year	8.69%
5 Years	4.41	%§	5 Years	5.38	%§
10 Years	3.07	%§	10 Years	4.08	%§

Moderate Strategy Fund - Class E			Bloomberg Barclays U. S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	8.38%		1 Year	0.90%
5 Years	5.14	%§	5 Years	2.04	%§
10 Years	3.83	%§	10 Years	4.19	%§

Moderate Strategy Fund - Class R1			Russell 1000® Index***
				Total
	Total			Return
	Return
1 Year	8.75%		1 Year	23.67%
5 Years	5.51	%§	5 Years	15.18	%§
10 Years	4.18	%§	10 Years	7.61	%§

Moderate Strategy Fund - Class R4‡‡
	Total
	Return
1 Year	8.56%
5 Years	5.25	%§
10 Years	3.93	%§

32 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Moderate Strategy Fund (the “Fund”) is a fund of funds	of the fixed income market over the one-year period. Rising
that invests principally in other Russell Investment Company	interest rates posed a challenge to other fixed income assets, as
mutual funds (the “Underlying Funds”) . Certain Underlying	well as more interest rate sensitive real assets such as global real
Funds employ a multi-manager approach whereby portions of	estate investment trusts (“REITs”) and global infrastructure.
the Underlying Funds are allocated to different money managers.	Within equities, emerging markets were the strongest performing
Underlying Fund assets not allocated to money managers are	segment of global equity markets over the period, followed by
managed by Russell Investment Management, LLC (“RIM”), the	U. S. equity markets and non-U. S. developed equity markets.
Fund’s and Underlying Funds’ advisor. RIM, as the Underlying	Overall, global equity markets posted very strong returns, as the
Funds’ advisor, may change the allocation of the Underlying Funds’	Russell Developed Large Cap® Index (Net) gained 23.03%. The
assets among money managers at any time. An exemptive order	Fund’s strategic exposure to emerging markets proved beneficial
from the Securities and Exchange Commission (“SEC”) permits	over the period as they rallied, boosted by lower interest rates
RIM to engage or terminate a money manager in an Underlying	and improving economic growth. By contrast, non-U. S. developed
Fund at any time, subject to approval by the Underlying Fund’s	equities slightly lagged U. S. equities, as defensive and commodity
Board, without a shareholder vote. Pursuant to the terms of the	sectors, especially consumer staples, health care and energy,
exemptive order, an Underlying Fund is required to notify its	weighed on non-U. S. equity returns.
shareholders within 90 days of when a money manager begins
providing services.	How did the investment strategies and techniques employed

What is the Fund’s investment objective?	by the Fund and the Underlying Funds affect the Fund’s
performance?
The Fund seeks to provide current income and moderate long	The Fund is a fund of funds and its performance is based on RIM’s
term capital appreciation.	strategic asset allocations, the performance of the Underlying
How did the Fund perform relative to its benchmark for the	Funds in which the Fund invests, and tactical changes in the
fiscal year ended October 31, 2017?	Fund’s asset allocation throughout the year. In order to seek to
For the fiscal year ended October 31, 2017, the Fund’s Class A,	achieve the Fund’s objective during the period, RIM’s strategic
Class C, Class E, Class R1, Class R4, Class R5 and Class S Shares	asset allocation included investments in global equity, fixed
gained 8.49%, 7.72%, 8.38%, 8.75%, 8.56%, 8.21% and 8.69%,	income, multi-asset and alternative Underlying Funds.
respectively. This is compared to the Fund’s primary benchmark,	The Fund’s diverse asset allocation contributed positively to
the Bloomberg Barclays U. S. Aggregate Bond Index, which gained	performance during the period. Non-traditional asset classes
0.90% during the same period. The Fund’s performance includes	such as high yield bonds returned 9.42%, as measured by the ICE
operating expenses, whereas index returns are unmanaged and	BofAML Global High Yield Index Hedged (USD), outperforming
do not include expenses of any kind. For Share Classes with	the Fund’s primary benchmark, the Bloomberg Barclays U. S.
inception dates after November 1, 2016, annual returns reflect the	Aggregate Bond Index. Non-U. S. developed equities and
returns of other Share Classes of the Fund for the period prior to	commodities delivered positive returns as well, as measured
inception. Please refer to the footnotes at the end of the Portfolio	by the Russell Developed ex-U. S. Large Cap® Index Net and
Management Discussion and Analysis, as applicable.	Bloomberg Commodity Index Total Return, respectively.
For the fiscal year ended October 31, 2017, the Morningstar®	The fixed income portion of the Fund’s portfolio outperformed the
Allocation-30% to 50% Equity Category, a group of funds that	Fund’s fixed income benchmark. An allocation to the Strategic
Morningstar considers to have investment strategies similar to	Bond Fund was positive from a benchmark-relative perspective
those of the Fund, gained 9.13%. This result serves as a peer	as a result of its exposure to high yield corporate debt and non-
comparison and is expressed net of operating expenses.	agency mortgage backed securities. The excess returns were
partially offset by the Investment Grade Bond Fund as a result of
How did the market conditions described in the Market	its allocation to currencies and global government bond futures.
Summary report affect the Fund’s performance?
The Fund seeks to achieve its objective by investing in Underlying	Due to the strong performance of equity markets over the period,
Funds that provide exposure to a range of diversified investments,	the equity portion of the Fund’s portfolio contributed to excess
and most major asset classes invested in by the Underlying Funds	returns. The Multifactor U. S. Equity Fund outperformed its
produced positive absolute returns during the period.	U. S. equity market benchmark, benefiting from an overweight to financials and underweight to real estate. The Global Equity Fund
Within the Fund’s fixed income portfolio, exposure to high yield	outperformed its global equity benchmark, supported by strategic
debt was beneficial as it was among the best-performing segments	and tactical overweights to value. By contrast, the U. S. Defensive

Moderate Strategy Fund 33

Russell Investment Company
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

Equity Fund underperformed its benchmark as stock selection	overweights to these currencies achieved via currency forward
detracted, especially within the consumer staples and consumer	contracts after these positions added value. During third quarter
discretionary sectors.	2017, RIM moved to an underweight position in the Global
The alternative assets portion of the Fund’s portfolio positively	Infrastructure Fund as rising interest rates and higher valuations
contributed to absolute returns, though the rising rate environment	became more of a concern for the rate-sensitive sector. RIM
over the one-year period, combined with a stronger dollar that	maintained an underweight to the Global Real Estate Securities
picked up towards end of third quarter 2017, created headwinds	Fund over the period due to its rate-sensitive nature. RIM’s
for rate-sensitive asset classes such as listed REITs and listed	modifications to the Fund’s asset allocation were additive during
infrastructure.	the period.
RIM also made strategic asset allocation changes during the
Describe any changes to the Fund’s structure or allocation	period. In April 2017, RIM added two derivatives-based
to the Underlying Funds.	positioning strategies: a global real yield strategy and a currency
RIM has the discretion to vary the Fund’s actual allocation from	factor strategy.
the target strategic asset allocation by up to +/- 5% at the equity,
fixed income, multi-asset or alternative category level based on	The global real yield strategy utilizes global government bond
RIM’s capital markets research. In addition to investing in the	futures to take long positions in high quality government bonds
Underlying Funds, RIM may seek to actively manage a Fund’s	whose net-of-inflation yields are expected to be relatively high
overall exposures by investing in derivatives that RIM believes	and short positions where net-of-inflation yield is expected to be
will achieve the desired risk/return profile for the Fund. RIM’s	relatively low. This strategy had a negative impact on performance
asset allocation modifications, implemented through both tactical	as the long positions underperformed as interest rates rose on
changes to Underlying Fund allocations and derivatives-based	those positions, widening compared to the short positions.
exposures, benefited the Fund’s performance relative to the	The currency factor strategy utilizes currency forward contracts to
Fund’s target strategic asset allocation.	take long and short positions in global foreign exchange markets.
RIM tactically adapted the Fund’s asset allocation over the period	Over the fiscal year, the currency overlay strategy was negative for
as market opportunities and risks evolved. RIM continued to	the Fund’s benchmark-relative performance.
operate the Fund as a risk manager rather than risk taker. The	The views expressed in this report reflect those of the
Fund maintained an underweight position in U. S. equity by	portfolio managers only through the end of the period
trimming its exposure to the U. S. Defensive Equity Fund relative	covered by the report. These views do not necessarily
to RIM’s long-term strategic weights, while keeping an overweight	represent the views of RIM, or any other person in RIM or
position in Europe ex-UK equities relative to RIM’s strategic	any other affiliated organization. These views are subject to
positioning via the Multifactor International Equity Fund. During	change at any time based upon market conditions or other
the first quarter of 2017, as equity markets ran upwards and	events, and RIM disclaims any responsibility to update the
credit spreads compressed, RIM trimmed high yield exposure to	views contained herein. These views should not be relied on
an underweight for the first time since 2015 by underweighting	as investment advice and, because investment decisions for
the Global Opportunistic Credit Fund.	a Russell Investment Company (“RIC”) Fund are based on
In second quarter 2017, given the strength in the Ruble and	numerous factors, should not be relied on as an indication
South African Rand and closing valuation gaps, RIM removed	of investment decisions of any RIC Fund.

34 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

*** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class R2
Shares, which have the same expenses as Class R4 Shares. Class R2 Shares are no longer offered and were reclassified as Class R4 on October 1, 2014.

‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares, which have the same expenses as Class R5 Shares. Class R3 Shares are no longer offered and were reclassified as Class R5 on October 1, 2014.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Moderate Strategy Fund 35

Russell Investment Company
Moderate Strategy Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,039.20	$1,022.74
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$2.52	$2.50

Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 0.49%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,035.40	$1,018.95
	Expenses Paid During Period*	$6.36	$6.31
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,038.90	$1,022.33
of other funds.	Expenses Paid During Period*	$2.93	$2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

36 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R1	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,040.50	$1,024.00
Expenses Paid During Period*	$1.23	$1.22

* Expenses are equal to the Fund's annualized expense ratio of 0.24%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,039.10	$1,022.74
Expenses Paid During Period*	$2.52	$2.50

* Expenses are equal to the Fund's annualized expense ratio of 0.49%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,037.30	$1,021.48
Expenses Paid During Period*	$3.80	$3.77

* Expenses are equal to the Fund's annualized expense ratio of 0.74%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,039.40	$1,023.59
Expenses Paid During Period*	$1.64	$1.63

* Expenses are equal to the Fund's annualized expense ratio of 0.32%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Moderate Strategy Fund 37

Russell Investment Company
Moderate Strategy Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Affiliated Funds - 97.8%
Alternative - 6.0%
Commodity Strategies Fund Class Y	2,631,061		14,865
Global Infrastructure Fund Class Y	1,165,471		14,452
Global Real Estate Securities Fund Class Y	19,694		679
			29,996

Domestic Equities - 9.4%
Multifactor U. S. Equity Fund Class Y	596,061		7,957
U. S. Defensive Equity Fund Class Y	5,411		292
U. S. Dynamic Equity Fund Class Y	93,932		1,122
U. S. Small Cap Equity Fund Class Y	1,086,462		37,690
			47,061

Fixed Income - 51.4%
Global Opportunistic Credit Fund Class Y	6,103,203		61,521
Investment Grade Bond Fund Class Y	2,830,419		60,514
Strategic Bond Fund Class Y	10,171,247		109,240
Unconstrained Total Return Fund Class Y	2,488,971		24,815
			256,090

International Equities - 19.0%
Emerging Markets Fund Class Y	1,511,260		31,570
Global Equity Fund Class Y	2,850,644		33,923
Multifactor International Equity Fund Class Y	2,820,515		29,305
			94,798

Multi-Asset - 12.0%
Multi-Strategy Income Fund Class Y	5,788,746		59,566

Total Investments in Affiliated Funds
(cost $437,194)			487,511

Options Purchased - 0.4%
(Number of Contracts)
S&P 500 Index
Goldman Sachs Jan 2018 2,500.00 Call (198)	USD 49,500 (ÿ)		2,040
Total Options Purchased
(cost $1,171)			2,040

Short-Term Investments - 0.2%
U. S. Cash Management Fund(@)	890,502	(8)	891
Total Short-Term Investments
(cost $891)			891

Total Investments 98.4%
(identified cost $439,256)			490,442

Other Assets and Liabilities, Net - 1.6%			8,117
Net Assets - 100.0%			498,559

See accompanying notes which are an integral part of the financial statements.

38 Moderate Strategy Fund

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Moderate Strategy Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts

Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
Amsterdam Index Futures			28	EUR	3,089	11/17	46
Australia 10 Year Bond Futures			67	AUD	8,633	12/17	(8)
CAC40 Euro Index Futures			158	EUR	8,692	11/17	264
Canadian 10 Year Government Bond Futures			20	CAD	2,749	12/17	(5)
DAX Index Futures			23	EUR	7,603	12/17	507
EURO STOXX 50 Index Futures			147	EUR	5,407	12/17	329
FTSE/MIB Index Futures			19	EUR	2,164	12/17	70
Hang Seng Index Futures			2	HKD	2,820	11/17	(1)
IBEX 35 Index Futures			27	EUR	2,847	11/17	130
MSCI EAFE Mini Index Futures			65	USD	6,524	12/17	234
MSCI Singapore Index Futures			34	SGD	1,288	11/17	12
OMXS30 Index Futures			114	SEK	19,035	11/17	50
United States 10 Year Treasury Note Futures			43	USD	5,372	12/17	(70)
Short Positions
Dow Jones U. S. Real Estate Index Futures			217	USD	6,857	12/17	58
Euro-Bund Futures			31	EUR	5,046	12/17	(16)
FTSE 100 Index Futures			20	GBP	1,494	12/17	(21)
Long Gilt Futures			37	GBP	4,600	12/17	129
MSCI Emerging Markets Mini Index Futures			6	USD	337	12/17	(5)
Russell 1000 Mini Index Futures			17	USD	1,212	12/17	(38)
Russell 2000 Mini Index Futures			281	USD	21,113	12/17	(1,220)
S&P 400 E-Mini Index Futures			4	USD	734	12/17	(35)
S&P 500 E-Mini Index Futures			46	USD	5,917	12/17	(181)
S&P/TSX 60 Index Futures			15	CAD	2,837	12/17	(159)
SPI 200 Index Futures			12	AUD	1,766	12/17	(40)
TOPIX Index Futures			14	JPY	246,820	12/17	(199)
United States 2 Year Treasury Note Futures			36	USD	7,753	12/17	31
United States 5 Year Treasury Note Futures			127	USD	14,883	12/17	138
United States 10 Year Treasury Note Futures			82	USD	10,245	12/17	133
United States Long Bond Futures			5	USD	762	12/17	13
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							146

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Bank of America	USD	129		SEK	1,050	12/20/17	(3)
Bank of America	GBP	1,832		USD	2,402	12/20/17	(35)
Bank of America	JPY	16,130		USD	144	12/20/17	1
Bank of America	SEK	4,047		USD	512	12/20/17	27
Bank of America	SGD	240		USD	178	12/20/17	2
Bank of Montreal	USD	1,391		NZD	1,942	11/22/17	(63)
Bank of Montreal	USD	1,969		SEK	15,950	11/22/17	(62)
Bank of Montreal	HKD	3,885		USD	498	12/20/17	(1)
Bank of Montreal	JPY	349,161		USD	3,224	12/20/17	144
Bank of Montreal	NZD	2,766		USD	1,982	11/22/17	90
Bank of Montreal	SEK	11,199		USD	1,383	11/22/17	44
BNP Paribas	MXN	37,610		USD	1,977	12/20/17	31

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 39

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Moderate Strategy Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	USD	676	CAD	820	12/20/17	(40)
Brown Brothers Harriman	USD	794	MXN	14,240	12/20/17	(57)
Brown Brothers Harriman	USD	15	SEK	115	12/20/17	(1)
Brown Brothers Harriman	AUD	1,218	USD	972	12/20/17	40
Brown Brothers Harriman	AUD	2,985	USD	2,395	12/20/17	113
Brown Brothers Harriman	CAD	1,654	USD	1,353	12/20/17	70
Brown Brothers Harriman	EUR	530	USD	640	12/20/17	21
Brown Brothers Harriman	GBP	165	USD	217	12/20/17	(3)
Brown Brothers Harriman	HKD	2,120	USD	272	12/20/17	—
Brown Brothers Harriman	JPY	69,710	USD	647	12/20/17	32
Brown Brothers Harriman	ZAR	1,995	USD	153	12/20/17	13
Citigroup	USD	676	CAD	820	12/20/17	(40)
Citigroup	USD	834	EUR	707	11/22/17	(10)
Citigroup	USD	1,961	EUR	1,662	11/22/17	(22)
Citigroup	USD	794	MXN	14,240	12/20/17	(57)
Citigroup	USD	988	MXN	17,760	12/20/17	(70)
Citigroup	USD	15	SEK	115	12/20/17	(1)
Citigroup	AUD	1,250	USD	996	12/20/17	40
Citigroup	AUD	2,985	USD	2,398	12/20/17	113
Citigroup	CHF	818	USD	840	11/22/17	19
Citigroup	CHF	1,350	USD	1,385	11/22/17	31
Citigroup	EUR	530	USD	640	12/20/17	21
Citigroup	GBP	165	USD	217	12/20/17	(2)
Citigroup	HKD	2,120	USD	272	12/20/17	—
Citigroup	INR	128,020	USD	1,976	12/20/17	8
Citigroup	JPY	69,710	USD	647	12/20/17	33
Citigroup	ZAR	1,995	USD	153	12/20/17	13
Royal Bank of Canada	USD	1,385	AUD	1,767	11/22/17	(33)
Royal Bank of Canada	USD	840	JPY	94,094	11/22/17	(12)
Royal Bank of Canada	JPY	221,121	USD	1,974	11/22/17	28
State Street	USD	1,548	INR	100,040	12/20/17	(10)
State Street	USD	1,964	NOK	15,528	11/22/17	(60)
State Street	CHF	1,106	USD	1,167	12/20/17	55
State Street	CNY	59,970	USD	9,128	12/20/17	119
State Street	DKK	8,688	USD	1,377	11/22/17	15
State Street	EUR	4,130	USD	4,957	12/20/17	134
State Street	KRW	6,606,860	USD	5,856	12/19/17	(54)
State Street	NOK	6,608	USD	836	11/22/17	26
State Street	RUB	83,270	USD	1,439	12/20/17	22
State Street	TWD	125,440	USD	4,208	12/20/17	33
Westpac	USD	843	GBP	636	11/22/17	2
Westpac	ILS	2,931	USD	834	11/22/17	2
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						706

See accompanying notes which are an integral part of the financial statements.

40 Moderate Strategy Fund

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Moderate Strategy Fund

Schedule of Investments, continued — October 31, 2017

Total Return Swap Contracts
Amounts in thousands
					Premiums	Unrealized
					Paid	Appreciation
		Notional		Termination	(Received)	(Depreciation)	Fair Value
Underlying Reference Entity	Counterparty	Amount	Terms	Date	$	$	$
Short
S&P 500 Total Return Index	Bank of America	USD 48,999	3 Month LIBOR + 0.300%(2)	12/15/17	—	(1,513)	(1,513)
Total Open Total Return Swap Contracts (å)					—	(1,513)	(1,513)

Credit Default Swap Contracts

Amounts in thousands

Credit Indices
							Premiums	Unrealized
					Fund (Pays)/		Paid/	Appreciation
		Purchase/Sell			Receives	Termination	(Received)	(Depreciation)	Fair Value
Reference Entity	Counterparty	Protection	Notional Amount		Fixed Rate	Date	$	$	$
CDX Emerging Markets
Index	Bank of America	Purchase	USD	16,000	(1.000%)(2)	12/20/22	669	(131)	538
CDX NA High Yield Index	Bank of America	Purchase	USD	13,700	(5.000%)(2)	12/20/22	(1,010)	(186)	(1,196)
CDX NA Investment Grade
Index	Bank of America	Sell	USD	25,000	1.000%(2)	12/20/22	525	72	597
Total Open Credit Indices Contracts (å)							184	(245)	(61)

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Investments in Affiliated Funds	$487,511	$—	$—	$—	$487,511	97.8
Options Purchased	2,040	—	—	—	2,040	0.4
Short-Term Investments	—	—	—	891	891	0.2
Total Investments	489,551	—	—	891	490,442	98.4
Other Assets and Liabilities, Net						1.6
						100.0
Other Financial Instruments
Assets
Futures Contracts	2,144	—	—	—	2,144	0.4
Foreign Currency Exchange Contracts	—	1,342	—	—	1,342	0.3
Credit Default Swap Contracts	—	1,135	—	—	1,135	0.2
'
Liabilities
Futures Contracts	(1,998)	—	—	—	(1,998)	(0.4)
Foreign Currency Exchange Contracts	—	(636)	—	—	(636)	(0.1)
Total Return Swap Contracts	—	(1,513)	—	—	(1,513)	(0.3)
Credit Default Swap Contracts	—	(1,196)	—	—	(1,196)	(0.2)
Total Other Financial Instruments*	$146	$(868)	$—	$—	$(722)

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 41

Russell Investment Company
Moderate Strategy Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings
Amounts in thousands
Fair Value
Practical
Portfolio Summary	Level 1	Level 2		Level 3	Expedient (a)	Total	% of Net Assets

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

42 Moderate Strategy Fund

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Moderate Strategy Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$2,040	$—	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	1,342	—
Variation margin on futures contracts**	1,700	—	—	444
Credit default swap contracts, at fair value	—	1,135	—	—
Total	$3,740	$1,135	$1,342	$444

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$1,899	$—	$—	$99
Unrealized depreciation on foreign currency exchange contracts	—	—	636	—
Total return swap contracts, at fair value	1,513	—	—	—
Credit default swap contracts, at fair value	—	1,196	—	—
Total	$3,412	$1,196	$636	$99
			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$727	$—	$—	$—
Futures contracts	(352)	—	—	213
Options written	561	—	—	—
Total return swap contracts	(1,267)	—	—	—
Credit default swap contracts	—	483	—	—
Foreign currency exchange contracts	—	—	(664)	—
Total	$(331)	$483	$(664)	$213

Location: Statement of Operations - Net change in unrealized appreciation
(depreciation)
Investments****	$869	$—	$—	$—
Futures contracts	(16)	—	—	221
Total return swap contracts	(2,000)	—	—	—
Credit default swap contracts	—	(244)	—	—
Foreign currency exchange contracts	—	—	(195)	—
Total	$(1,147)	$(244)	$(195)	$221

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Includes net change in unrealized appreciation/depreciation on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 43

Russell Investment Company
Moderate Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$2,040	$ — $	2,040
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	1,342	—	1,342
Futures Contracts	Variation margin on futures contracts	238	—	238
Credit Default Swap Contracts	Credit default swap contracts, at fair value	1,135	—	1,135
Total Financial and Derivative Assets		4,755	—	4,755
Financial and Derivative Assets not subject to a netting agreement		(3,413)	—	(3,413)
Total Financial and Derivative Assets subject to a netting agreement		$1,342	$ — $	1,342

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$30	$30	$—	$ —
Bank of Montreal	279	126	—	153
BNP Paribas	31	—	—	31
Brown Brothers Harriman	289	100	—	189
Citigroup	278	202	—	76
Royal Bank of Canada	28	28	—	—
State Street	403	106	—	297
Westpac	4	—	—	4
Total	$1,342	$592	$—	$ 750

See accompanying notes which are an integral part of the financial statements.

44 Moderate Strategy Fund

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Moderate Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$181	$ — $	181
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	636	—	636
Total Return Swap Contracts	Total return swap contracts, at fair value	1,513	—	1,513
Credit Default Swap Contracts	Credit default swap contracts, at fair value	1,196	—	1,196
Total Financial and Derivative Liabilities		3,526	—	3,526
Financial and Derivative Liabilities not subject to a netting agreement		(1,377)	—	(1,377)
Total Financial and Derivative Liabilities subject to a netting agreement		$2,149	$ — $	2,149

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$1,551	$30	$—	$ 1,521
Bank of Montreal	126	126	—	—
Brown Brothers Harriman	100	100	—	—
Citigroup	202	202	—	—
Royal Bank of Canada	44	28	—	16
State Street	126	106	—	20
Total	$2,149	$592	$—	$ 1,557

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 45

Russell Investment Company
Moderate Strategy Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$439,256
Investments, at fair value(>)	490,442
Cash (restricted)(a)(b)(c)	11,803
Unrealized appreciation on foreign currency exchange contracts	1,342
Receivables:
Dividends and interest	2
Dividends from affiliated funds	1
Fund shares sold	859
From affiliates	13
Variation margin on futures contracts	238
Credit default swap contracts, at fair value(+)	1,135
Total assets	505,835

Liabilities
Payables:
Due to custodian	445
Investments purchased	248
Fund shares redeemed	445
Accrued fees to affiliates	287
Other accrued expenses	102
To affiliates	2,223
Variation margin on futures contracts	181
Unrealized depreciation on foreign currency exchange contracts	636
Total return swap contracts, at fair value(8)	1,513
Credit default swap contracts, at fair value(+)	1,196
Total liabilities	7,276

Net Assets	$498,559

See accompanying notes which are an integral part of the financial statements.

46 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$958
Accumulated net realized gain (loss)	(3,648)
Unrealized appreciation (depreciation) on:
Investments	869
Investments in affiliated funds	50,317
Futures contracts	146
Foreign currency exchange contracts	706
Total return swap contracts	(1,513)
Credit default swap contracts	(245)
Shares of beneficial interest	469
Additional paid-in capital	450,500
Net Assets	$498,559

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.68
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.33
Class A — Net assets	$168,192,302
Class A — Shares outstanding ($. 01 par value)	15,750,403
Net asset value per share: Class C(#)	$10.53
Class C — Net assets	$188,511,909
Class C — Shares outstanding ($. 01 par value)	17,907,708
Net asset value per share: Class E(#)	$10.71
Class E — Net assets	$6,652,751
Class E — Shares outstanding ($. 01 par value)	621,091
Net asset value per share: Class R1(#)	$10.74
Class R1 — Net assets	$9,637,363
Class R1 — Shares outstanding ($. 01 par value)	897,155
Net asset value per share: Class R4(#)	$10.70
Class R4 — Net assets	$20,435,838
Class R4 — Shares outstanding ($. 01 par value)	1,910,205
Net asset value per share: Class R5(#)	$10.75
Class R5 — Net assets	$14,578,166
Class R5 — Shares outstanding ($. 01 par value)	1,355,942
Net asset value per share: Class S(#)	$10.73
Class S — Net assets	$90,551,161
Class S — Shares outstanding ($. 01 par value)	8,435,889
Amounts in thousands
(+) Credit default swap contracts - premiums paid (received)	$184
(>) Investments in affiliated funds	$488,402
(8) Total return swap contracts – premiums paid (received)	$—

(a) Cash Collateral for Futures	$5,500
(b) Cash Collateral for Swaps	$2,910
(c) Cash Collateral for Options	$3,393
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
n

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 47

Russell Investment Company
Moderate Strategy Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Income distributions from affiliated funds	$16,114

Expenses
Advisory fees	1,065
Administrative fees	226
Custodian fees	92
Distribution fees - Class A	433
Distribution fees - Class C	1,526
Distribution fees - Class R5	40
Transfer agent fees - Class A	347
Transfer agent fees - Class C	407
Transfer agent fees - Class E	14
Transfer agent fees - Class R1	27
Transfer agent fees - Class R4	46
Transfer agent fees - Class R5	32
Transfer agent fees - Class S	192
Professional fees	47
Registration fees	123
Shareholder servicing fees - Class C	509
Shareholder servicing fees - Class E	18
Shareholder servicing fees - Class R4	58
Shareholder servicing fees - Class R5	40
Trustees’ fees	18
Printing fees	62
Miscellaneous	19
Expenses before reductions	5,341
Expense reductions	(1,357)
Net expenses	3,984
Net investment income (loss)	12,130

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	727
Investments in affiliated funds	3,256
Futures contracts	(139)
Options written	561
Foreign currency exchange contracts	(664)
Total return swap contracts	(1,267)
Credit default swap contracts	483
Foreign currency-related transactions	20
Capital gain distributions from affiliated funds	4,310
Net realized gain (loss)	7,287
Net change in unrealized appreciation (depreciation) on:
Investments	869
Investments in affiliated funds	23,731
Futures contracts	205
Foreign currency exchange contracts	(195)
Total return swap contracts	(2,000)
Credit default swap contracts	(244)
Net change in unrealized appreciation (depreciation)	22,366
Net realized and unrealized gain (loss)	29,653

See accompanying notes which are an integral part of the financial statements.

48 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Net Increase (Decrease) in Net Assets from Operations	$41,783

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 49

Russell Investment Company
Moderate Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,130	$14,625
Net realized gain (loss)	7,287	25,185
Net change in unrealized appreciation (depreciation)	22,366	(11,611)
Net increase (decrease) in net assets from operations	41,783	28,199

Distributions
From net investment income
Class A	(3,979)	(5,081)
Class C	(3,931)	(4,766)
Class E	(190)	(289)
Class R1	(437)	(785)
Class R4	(556)	(812)
Class R5	(341)	(500)
Class S	(2,364)	(3,100)
From net realized gain
Class A	(9,022)	(20,300)
Class C	(11,237)	(26,556)
Class E	(466)	(1,258)
Class R1	(975)	(3,336)
Class R4	(1,294)	(3,331)
Class R5	(848)	(2,271)
Class S	(5,121)	(11,655)
Net decrease in net assets from distributions	(40,761)	(84,040)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(88,091)	(57,990)
Total Net Increase (Decrease) in Net Assets	(87,069)	(113,831)

Net Assets
Beginning of period	585,628	699,459
End of period	$498,559	$585,628
Undistributed (overdistributed) net investment income included in net assets	$958	$770

See accompanying notes which are an integral part of the financial statements.

50 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1,121	$11,470	1,669	$17,171
Proceeds from reinvestment of distributions	1,296	12,842	2,490	25,066
Payments for shares redeemed	(3,800)	(39,243)	(4,483)	(46,328)
Net increase (decrease)	(1,383)	(14,931)	(324)	(4,091)
Class C
Proceeds from shares sold	1,534	15,669	1,992	20,630
Proceeds from reinvestment of distributions	1,534	15,013	3,127	31,122
Payments for shares redeemed	(6,591)	(67,228)	(6,866)	(70,802)
Net increase (decrease)	(3,523)	(36,546)	(1,747)	(19,050)
Class E
Proceeds from shares sold	70	728	116	1,210
Proceeds from reinvestment of distributions	66	649	150	1,516
Payments for shares redeemed	(399)	(4,052)	(551)	(5,783)
Net increase (decrease)	(263)	(2,675)	(285)	(3,057)
Class R1
Proceeds from shares sold	217	2,246	694	7,209
Proceeds from reinvestment of distributions	142	1,415	407	4,118
Payments for shares redeemed	(1,341)	(13,802)	(2,319)	(23,897)
Net increase (decrease)	(982)	(10,141)	(1,218)	(12,570)
Class R4
Proceeds from shares sold	233	2,424	321	3,363
Proceeds from reinvestment of distributions	187	1,853	411	4,143
Payments for shares redeemed	(1,064)	(11,027)	(1,015)	(10,459)
Net increase (decrease)	(644)	(6,750)	(283)	(2,953)
Class R5
Proceeds from shares sold	229	2,375	332	3,432
Proceeds from reinvestment of distributions	120	1,189	273	2,771
Payments for shares redeemed	(644)	(6,702)	(1,007)	(10,598)
Net increase (decrease)	(295)	(3,138)	(402)	(4,395)
Class S
Proceeds from shares sold	1,739	18,009	2,640	27,292
Proceeds from reinvestment of distributions	744	7,411	1,440	14,572
Payments for shares redeemed	(3,795)	(39,330)	(5,112)	(53,738)
Net increase (decrease)	(1,312)	(13,910)	(1,032)	(11,874)
Total increase (decrease)	(8,402)	$(88,091)	(5,291)	$(57,990)

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 51

Russell Investment Company
Moderate Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	10.63	. 25	. 59	. 84	(. 24)	(. 55)
October 31, 2016	11.58	. 27	. 25	. 52	(. 30)	(1.17)
October 31, 2015	12.02	. 31	(. 31)	—	(. 31)	(. 13)
October 31, 2014	11.59	. 17	. 43	. 60	(. 17)	—
October 31, 2013	11.06	. 26	. 53	. 79	(. 26)	—

Class C
October 31, 2017	10.51	. 18	. 57	. 75	(. 18)	(. 55)
October 31, 2016	11.46	. 19	. 25	. 44	(. 22)	(1.17)
October 31, 2015	11.90	. 22	(. 31)	(. 09)	(. 22)	(. 13)
October 31, 2014	11.49	. 08	. 42	. 50	(. 09)	—
October 31, 2013	10.99	. 18	. 52	. 70	(. 20)	—

Class E
October 31, 2017	10.66	. 29	. 54	. 83	(. 23)	(. 55)
October 31, 2016	11.60	. 27	. 25	. 52	(. 29)	(1.17)
October 31, 2015	12.04	. 36	(. 37)	(. 01)	(. 30)	(. 13)
October 31, 2014	11.61	. 18	. 42	. 60	(. 17)	—
October 31, 2013	11.08	. 29	. 50	. 79	(. 26)	—

Class R1
October 31, 2017	10.68	. 36	. 50	. 86	(. 25)	(. 55)
October 31, 2016	11.62	. 34	. 21	. 55	(. 32)	(1.17)
October 31, 2015	12.07	. 36	(. 34)	. 02	(. 34)	(. 13)
October 31, 2014	11.63	. 23	. 42	. 65	(. 21)	—
October 31, 2013	11.11	. 31	. 51	. 82	(. 30)	—

Class R4(1)
October 31, 2017	10.64	. 27	. 57	. 84	(. 23)	(. 55)
October 31, 2016	11.59	. 28	. 24	. 52	(. 30)	(1.17)
October 31, 2015	12.03	. 33	(. 33)	—	(. 31)	(. 13)
October 31, 2014	11.60	. 20	. 41	. 61	(. 18)	—
October 31, 2013	11.08	. 29	. 51	. 80	(. 28)	—

Class R5(2)
October 31, 2017	10.70	. 24	. 57	. 81	(. 21)	(. 55)
October 31, 2016	11.64	. 25	. 25	. 50	(. 27)	(1.17)
October 31, 2015	12.08	. 32	(. 35)	(. 03)	(. 28)	(. 13)
October 31, 2014	11.64	. 17	. 42	. 59	(. 15)	—
October 31, 2013	11.12	. 30	. 47	. 77	(. 25)	—

Class S
October 31, 2017	10.67	. 28	. 58	. 86	(. 25)	(. 55)
October 31, 2016	11.62	. 29	. 24	. 53	(. 31)	(1.17)
October 31, 2015	12.06	. 34	(. 32)	. 02	(. 33)	(. 13)
October 31, 2014	11.63	. 20	. 43	. 63	(. 20)	—
October 31, 2013	11.11	. 30	. 51	. 81	(. 29)	—

See accompanying notes which are an integral part of the financial statements.

52 Moderate Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(. 79)	10.68	8.49	168,192	. 76	. 49	2.45	13
(1.47)	10.63	5.29	182,049	. 74	. 49	2.58	34
(. 44)	11.58	(. 04)	202,107	. 74	. 51	2.61	32
(. 17)	12.02	5.19	222,875	. 73	. 56	1.45	14
(. 26)	11.59	7.22	235,684	. 72	. 57	2.35	13

(. 73)	10.53	7.72	188,512	1.51	1.24	1.79	13
(1.39)	10.51	4.53	225,204	1.49	1.24	1.83	34
(. 35)	11.46	(. 80)	265,698	1.49	1.26	1.88	32
(. 09)	11.90	4.39	301,445	1.48	1.31	. 70	14
(. 20)	11.49	6.42	318,120	1.47	1.32	1.60	13

(. 78)	10.71	8.38	6,653	. 76	. 57	2.82	13
(1.46)	10.66	5.26	9,421	. 74	. 57	2.62	34
(. 43)	11.60	(. 14)	13,559	. 73	. 56	3.07	32
(. 17)	12.04	5.18	37,485	. 73	. 56	1.51	14
(. 26)	11.61	7.17	47,129	. 72	. 57	2.56	13

(. 80)	10.74	8.75	9,637	. 51	. 24	3.43	13
(1.49)	10.68	5.60	20,069	. 49	. 24	3.23	34
(. 47)	11.62	. 18	36,011	. 49	. 21	3.07	32
(. 21)	12.07	5.67	53,016	. 48	. 17	1.92	14
(. 30)	11.63	7.57	69,274	. 47	. 17	2.71	13

(. 78)	10.70	8.56	20,436	. 76	. 49	2.61	13
(1.47)	10.64	5.26	27,183	. 74	. 49	2.64	34
(. 44)	11.59	(. 01)	32,895	. 74	. 46	2.80	32
(. 18)	12.03	5.31	45,828	. 73	. 42	1.68	14
(. 28)	11.60	7.31	67,330	. 72	. 42	2.56	13

(. 76)	10.75	8.21	14,578	1.01	. 74	2.28	13
(1.44)	10.70	5.06	17,668	. 99	. 74	2.39	34
(. 41)	11.64	(. 27)	23,915	. 99	. 71	2.70	32
(. 15)	12.08	5.10	36,598	. 98	. 67	1.46	14
(. 25)	11.64	7.01	57,788	. 97	. 67	2.63	13

(. 80)	10.73	8.69	90,551	. 51	. 32	2.69	13
(1.48)	10.67	5.43	104,034	. 49	. 32	2.77	34
(. 46)	11.62	. 16	125,274	. 49	. 31	2.89	32
(. 20)	12.06	5.44	147,870	. 48	. 31	1.71	14
(. 29)	11.63	7.41	154,841	. 47	. 32	2.63	13

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 53

Russell Investment Company
Moderate Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Administration fees	$18,055
Distribution fees	159,998
Shareholder servicing fees	49,189
Transfer agent fees	57,551
Trustee fees	2,600
$287,393
Transactions (amounts in thousands) during the period ended October 31, 2017 with

Underlying Funds which are, or were, an
affiliated company are as follows:
	Fair Value,					Change in
Beginning of			Realized Gain			Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)		Gain (Loss)	of Period	Distributions	Distributions
Commodity Strategies Fund	$17,198	$865	$3,636	$(1,699	) $	2,137	$14,865	$—	$—
Global Infrastructure Fund	17,304	1,141	5,252	246		1,013	14,452	537	474
Global Real Estate Securities Fund	10,467	959	10,225	1,641		(2,163)	679	330	557
Multifactor U. S. Equity Fund	569	8,441	2,067	110		904	7,957	104	—
U. S. Defensive Equity Fund	312	40	88	2		26	292	3	23
U. S. Dynamic Equity Fund	10,430	454	10,707	1,152		(207)	1,122	66	381
U. S. Small Cap Equity Fund	22,756	19,708	11,145	290		6,081	37,690	147	45
Global Opportunistic Credit Fund	95,758	3,881	40,602	413		2,071	61,521	3,242	—
Investment Grade Bond Fund	72,677	3,616	12,681	(197)		(2,901)	60,514	3,142	210
Strategic Bond Fund	130,738	5,401	22,978	(110)		(3,811)	109,240	4,031	735
Unconstrained Total Return Fund	29,062	1,252	5,318	(31)		(150)	24,815	756	68
Emerging Markets Fund	37,574	763	14,392	449		7,176	31,570	445	—
Global Equity Fund	30,135	9,281	10,577	1,506		3,578	33,923	459	1,817
Multifactor International Equity Fund	34,841	918	12,413	(571)		6,530	29,305	773	—
Multi-Strategy Income Fund	58,046	12,937	14,919	55		3,447	59,566	2,037	—
U. S. Cash Management Fund	10,781	48,983	58,873	—		—	891	42	—
	$578,648	$118,640	$235,873	$3,256		$23,731	$488,402	$16,114	$4,310

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$447,376,073
Unrealized Appreciation	$47,820,368
Unrealized Depreciation	(5,405,894)
Net Unrealized Appreciation (Depreciation)	$42,414,474
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$5,147,851
Tax Composition of Distributions
Ordinary Income	$13,334,481
Long-Term Capital Gains	$27,425,962

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

See accompanying notes which are an integral part of the financial statements.

54 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Federal Income Taxes, continued

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(144)
Accumulated net realized gain (loss)	143
Additional paid-in capital	1

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 55

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Balanced Strategy Fund - Class A‡			Balanced Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	5.57%		1 Year	11.68%
5 Years	5.64	%§	5 Years	6.66	%§
10 Years	3.14	%§	10 Years	3.56	%§

Balanced Strategy Fund - Class C			Balanced Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	11.13%		1 Year	12.11%
5 Years	6.09	%§	5 Years	7.09	%§
10 Years	2.98	%§	10 Years	3.98	%§

Balanced Strategy Fund - Class E			Balanced Strategy Fund - Class T‡‡‡‡
	Total			Total
	Return			Return
1 Year	11.88%		1 Year	9.13%
5 Years	6.83	%§	5 Years	6.29	%§
10 Years	3.72	%§	10 Years	3.46	%§

Balanced Strategy Fund - Class R1			Bloomberg Barclays U. S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	12.24%		1 Year	0.90%
5 Years	7.21	%§	5 Years	2.04	%§
			10 Years	4.19	%§
10 Years	4.07	%§

Balanced Strategy Fund - Class R4‡‡
	Total
	Return
1 Year	11.94%
5 Years	6.92	%§
10 Years	3.80	%§

56 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

Russell 1000® Index***			Russell Developed ex-U. S. Large Cap® Index Net****
	Total			Total
	Return			Return
1 Year	23.67%		1 Year	23.12%
5 Years	15.18	%§	5 Years	8.25	%§
10 Years	7.61	%§	10 Years	1.26	%§

Balanced Strategy Fund 57

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Balanced Strategy Fund (the “Fund”) is a fund of funds	Within the Fund’s fixed income portfolio, exposure to high yield
that invests principally in other Russell Investment Company	debt was beneficial as it was among the best-performing segments
mutual funds (the “Underlying Funds”) . Certain Underlying	of the fixed income market over the one-year period. Rising
Funds employ a multi-manager approach whereby portions of	interest rates posed a challenge to other fixed income assets, as
the Underlying Funds are allocated to different money managers.	well as more interest rate sensitive real assets such as global real
Underlying Fund assets not allocated to money managers are	estate investment trusts (“REITs”) and global infrastructure.
managed by Russell Investment Management, LLC (“RIM”), the	Within equities, emerging markets were the strongest performing
Fund’s and Underlying Funds’ advisor. RIM, as the Underlying	segment of global equity markets over the period, followed by
Funds’ advisor, may change the allocation of the Underlying Funds’	U. S. equity markets and non-U. S. developed equity markets.
assets among money managers at any time. An exemptive order	Overall, global equity markets posted very strong returns, as the
from the Securities and Exchange Commission (“SEC”) permits	Russell Developed Large Cap® Index (Net) gained 23.03%. The
RIM to engage or terminate a money manager in an Underlying	Fund’s strategic exposure to emerging markets proved beneficial
Fund at any time, subject to approval by the Underlying Fund’s	over the period as they rallied, boosted by lower interest rates
Board, without a shareholder vote. Pursuant to the terms of the	and improving economic growth. By contrast, non-U. S. developed
exemptive order, an Underlying Fund is required to notify its	equities slightly lagged U. S. equities, as defensive and commodity
shareholders within 90 days of when a money manager begins	sectors, especially consumer staples, health care and energy,
providing services.	weighed on non-U. S. equity returns.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
The Fund seeks to provide above average long term capital	by the Fund and the Underlying Funds affect the Fund’s
appreciation and a moderate level of current income.	performance?
How did the Fund perform relative to its benchmark for the	The Fund is a fund of funds and its performance is based on RIM’s
fiscal year ended October 31, 2017?	strategic asset allocations, the performance of the Underlying
For the fiscal year ended October 31, 2017, the Fund’s Class A,	Funds in which the Fund invests, and tactical changes in the
Class C, Class E, Class R1, Class R4, Class R5, Class S and Class	Fund’s asset allocation throughout the year. In order to seek to
T Shares gained 12.05%, 11.13%, 11.88%, 12.24%, 11.94%,	achieve the Fund’s objective during the period, RIM’s strategic
11.68%, 12.11% and 11.89%, respectively. This is compared	asset allocation included investments in global equity, fixed
to the Fund’s primary benchmark, the Bloomberg Barclays U. S.	income, multi-asset and alternative Underlying Funds.
Aggregate Bond Index, which gained 0.90% during the same	The Fund’s diverse asset allocation contributed positively to
period. The Fund’s performance includes operating expenses,	performance during the period. Non-traditional asset classes
whereas index returns are unmanaged and do not include	such as high yield bonds returned 9.42%, as measured by the ICE
expenses of any kind. For Share Classes with inception dates after	BofAML Global High Yield Index Hedged (USD), outperforming
November 1, 2016, annual returns reflect the returns of other	the Fund’s primary benchmark, the Bloomberg Barclays U. S.
Share Classes of the Fund for the period prior to inception. Please	Aggregate Bond Index. Non-U. S. developed equities and
refer to the footnotes at the end of the Portfolio Management	commodities delivered positive returns as well, as measured
Discussion and Analysis, as applicable.	by the Russell Developed ex-U. S. Large Cap® Index Net and
For the fiscal year ended October 31, 2017, the Morningstar®	Bloomberg Commodity Index Total Return, respectively.
Allocation-50% to 70% Equity Category, a group of funds that	The fixed income portion of the Fund’s portfolio outperformed the
Morningstar considers to have investment strategies similar to	Fund’s fixed income benchmark. An allocation to the Strategic
those of the Fund, gained 13.51%. This result serves as a peer	Bond Fund was positive from a benchmark-relative perspective as
comparison and is expressed net of operating expenses.	a result of its exposure to high yield corporate debt and non-agency mortgage backed securities. The excess returns were partially
How did the market conditions described in the Market	offset by the Global Opportunistic Credit Fund as a result of its
Summary report affect the Fund’s performance?	ex-benchmark allocation to investment grade corporate debt and
The Fund seeks to achieve its objective by investing in Underlying	securitized bonds, which lagged the traditional spread sectors of
Funds that provide exposure to a range of diversified investments,	high yield corporate bonds and U. S. dollar emerging market debt.
and most major asset classes invested in by the Underlying Funds
produced positive absolute returns during the period.	Due to the strong performance of equity markets over the period, the equity portion of the Fund’s portfolio contributed to excess returns. The Multifactor U. S. Equity Fund outperformed its

58 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

U. S. equity market benchmark, benefiting from an overweight to	In second quarter 2017, given the strength in the Ruble and
financials and underweight to real estate. The Global Equity Fund	South African Rand and closing valuation gaps, RIM removed
outperformed its global equity benchmark, supported by strategic	overweights to these currencies achieved via currency forward
and tactical overweights to value. By contrast, the U. S. Defensive	contracts after these positions added value. During third quarter
Equity Fund underperformed its benchmark as stock selection	2017, RIM moved to an underweight position in the Global
detracted, especially within the consumer staples and consumer	Infrastructure Fund as rising interest rates and higher valuations
discretionary sectors.	became more of a concern for the rate-sensitive sector. RIM
The alternative assets portion of the Fund’s portfolio positively	maintained an underweight to the Global Real Estate Securities
contributed to absolute returns, though the rising rate environment	Fund over the period due to its rate-sensitive nature. RIM’s
over the one-year period, combined with a stronger dollar that	modifications to the Fund’s asset allocation were additive during
picked up towards end of third quarter 2017, created headwinds	the period.
for rate-sensitive asset classes such as listed REITs and listed	RIM also made strategic asset allocation changes during the
infrastructure.	period. In April 2017, RIM added two derivatives-based
positioning strategies: a global real yield strategy and a currency
Describe any changes to the Fund’s structure or allocation	factor strategy.
to the Underlying Funds.
RIM has the discretion to vary the Fund’s actual allocation from	The global real yield strategy utilizes global government bond
the target strategic asset allocation by up to +/- 5% at the equity,	futures to take long positions in high quality government bonds
fixed income, multi-asset or alternative category level based on	whose net-of-inflation yields are expected to be relatively high
RIM’s capital markets research. In addition to investing in the	and short positions where net-of-inflation yield is expected to be
Underlying Funds, RIM may seek to actively manage a Fund’s	relatively low. This strategy had a negative impact on performance
overall exposures by investing in derivatives that RIM believes	as the long positions underperformed as interest rates rose on
will achieve the desired risk/return profile for the Fund. RIM’s	those positions, widening compared to the short positions.
asset allocation modifications, implemented through both tactical	The currency factor strategy utilizes currency forward contracts to
changes to Underlying Fund allocations and derivatives-based	take long and short positions in global foreign exchange markets.
exposures, benefited the Fund’s performance relative to the	Over the fiscal year, the currency overlay strategy was negative for
Fund’s target strategic asset allocation.	the Fund’s benchmark-relative performance.

RIM tactically adapted the Fund’s asset allocation over the period	The views expressed in this report reflect those of the
as market opportunities and risks evolved. RIM continued to	portfolio managers only through the end of the period
operate the Fund as a risk manager rather than risk taker. The	covered by the report. These views do not necessarily
Fund maintained an underweight position in U. S. equity by	represent the views of RIM, or any other person in RIM or
trimming its exposure to the U. S. Defensive Equity Fund relative	any other affiliated organization. These views are subject to
to RIM’s long-term strategic weights, while keeping an overweight	change at any time based upon market conditions or other
position in Europe ex-UK equities relative to RIM’s strategic	events, and RIM disclaims any responsibility to update the
positioning via the Multifactor International Equity Fund. During	views contained herein. These views should not be relied on
the first quarter of 2017, as equity markets ran upwards and	as investment advice and, because investment decisions for
credit spreads compressed, RIM trimmed high yield exposure to	a Russell Investment Company (“RIC”) Fund are based on
an underweight for the first time since 2015 by underweighting	numerous factors, should not be relied on as an indication
the Global Opportunistic Credit Fund.	of investment decisions of any RIC Fund.

Balanced Strategy Fund 59

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

*** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

**** Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class R2
Shares, which have the same expenses as Class R4 Shares. Class R2 Shares are no longer offered and were reclassified as Class R4 on October 1, 2014.

‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares, which have the same expenses as Class R5 Shares. Class R3 Shares are no longer offered and were reclassified as Class R5 on October 1, 2014.

‡‡‡‡ The Fund first issued Class T Shares on June 8, 2017. The returns shown for Class T Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class T sales charge of 2.50%. Class T Shares will have substantially similar annual returns as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class T Shares do not have the same expenses as Class E Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

60 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,047.00	$1,022.84
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$2.42	$2.40

Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 0.47%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,042.20	$1,019.06
	Expenses Paid During Period*	$6.28	$6.21
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.22%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,046.50	$1,022.33
of other funds.	Expenses Paid During Period*	$2.94	$2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Balanced Strategy Fund 61

Russell Investment Company
Balanced Strategy Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical			Hypothetical
		Performance (5%			Performance (5%
	Actual	return before		Actual	return before
Class R1	Performance	expenses)	Class T	Performance	expenses)
Beginning Account Value			Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00	June 8, 2017	$1,000.00	$1,000.00
Ending Account Value			Ending Account Value
October 31, 2017	$1,047.70	$1,023.89	October 31, 2017	$1,033.90	$1,022.84
Expenses Paid During Period*	$1.34	$1.33	Expenses Paid During Period*	$1.91	$2.40

* Expenses are equal to the Fund's annualized expense ratio of 0.26%			* Expenses are equal to the Fund's annualized expense ratio of 0.47%
(representing the six month period annualized), multiplied by the average			(representing the 146-day period annualized), multiplied by the average
account value over the period, multiplied by 184/365 (to reflect the one-half			account value over the period, multiplied by 146/365 (to reflect the period
year period) . May reflect amounts waived and/or reimbursed. Without any			since commencement of operations) . May reflect amounts waived and/or
waivers and/or reimbursements, expenses would have been higher.			reimbursed. Without any waivers and/or reimbursements, expenses would have
			been higher. Hypothetical expenses are equal to the Fund’s annualized expense
		Hypothetical	ratio of 0.47% (representing the six-month period annualized), multiplied by
		Performance (5%	the average account value over the period, multiplied by 184/365 (to reflect the
	Actual	return before	on-half year period) .
Class R4	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,045.90	$1,022.63
Expenses Paid During Period*	$2.63	$2.60

* Expenses are equal to the Fund's annualized expense ratio of 0.51%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,045.60	$1,021.37
Expenses Paid During Period*	$3.92	$3.87

* Expenses are equal to the Fund's annualized expense ratio of 0.76%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,046.80	$1,023.59
Expenses Paid During Period*	$1.65	$1.63

* Expenses are equal to the Fund's annualized expense ratio of 0.32%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

62 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Affiliated Funds - 97.5%
Alternative - 6.8%
Commodity Strategies Fund Class Y	12,522,038		70,749
Global Infrastructure Fund Class Y	3,307,398		41,012
Global Real Estate Securities Fund Class Y	1,011,391		34,873
			146,634

Domestic Equities - 9.7%
Multifactor U. S. Equity Fund Class Y	2,365,321		31,577
U. S. Defensive Equity Fund Class Y	762,474		41,120
U. S. Dynamic Equity Fund Class Y	1,338,706		15,998
U. S. Small Cap Equity Fund Class Y	3,492,482		121,154
			209,849

Fixed Income - 37.9%
Global Opportunistic Credit Fund Class Y	17,009,244		171,453
Strategic Bond Fund Class Y	46,092,630		495,035
Unconstrained Total Return Fund Class Y	15,154,558		151,091
			817,579

International Equities - 39.1%
Emerging Markets Fund Class Y	8,230,130		171,927
Global Equity Fund Class Y	33,172,038		394,747
Multifactor International Equity Fund Class Y	26,499,402		275,329
			842,003

Multi-Asset - 4.0%
Multi-Strategy Income Fund Class Y	8,464,127		87,096

Total Investments in Affiliated Funds
(cost $1,857,182)			2,103,161

Options Purchased - 0.6%
(Number of Contracts)
S&P 500 Index
Goldman Sachs Jan 2018 2,500.00 Call (1,319)	USD 329,750 (ÿ)		13,592
Total Options Purchased
(cost $7,799)			13,592

Short-Term Investments - 0.4%
U. S. Cash Management Fund(@)	8,087,991	(8)	8,089
Total Short-Term Investments
(cost $8,089)			8,089

Total Investments 98.5%
(identified cost $1,873,070)			2,124,842

Other Assets and Liabilities, Net - 1.5%			31,944
Net Assets - 100.0%			2,156,786

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 63

Russell Investment Company
Balanced Strategy Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts

Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
Amsterdam Index Futures			132	EUR	14,564	11/17	217
Australia 10 Year Bond Futures			570	AUD	73,446	12/17	(62)
CAC40 Euro Index Futures			754	EUR	41,481	11/17	1,252
Canadian 10 Year Government Bond Futures			170	CAD	23,363	12/17	(50)
DAX Index Futures			111	EUR	36,691	12/17	2,421
EURO STOXX 50 Index Futures			701	EUR	25,783	12/17	1,653
FTSE/MIB Index Futures			91	EUR	10,362	12/17	319
IBEX 35 Index Futures			127	EUR	13,393	11/17	609
OMXS30 Index Futures			540	SEK	90,166	11/17	233
United States 10 Year Treasury Note Futures			375	USD	46,852	12/17	(608)
Short Positions
Dow Jones U. S. Real Estate Index Futures			439	USD	13,872	12/17	118
Euro-Bund Futures			265	EUR	43,129	12/17	(142)
FTSE 100 Index Futures			97	GBP	7,243	12/17	(104)
Hang Seng Index Futures			15	HKD	21,150	11/17	8
Long Gilt Futures			318	GBP	39,537	12/17	1,124
MSCI Emerging Markets Mini Index Futures			237	USD	13,322	12/17	(273)
MSCI Singapore Index Futures			20	SGD	758	11/17	(7)
Russell 1000 Mini Index Futures			395	USD	28,160	12/17	(885)
S&P 400 E-Mini Index Futures			18	USD	3,301	12/17	(218)
S&P 500 E-Mini Index Futures			270	USD	34,731	12/17	(1,390)
S&P/TSX 60 Index Futures			148	CAD	27,990	12/17	(1,593)
SPI 200 Index Futures			169	AUD	24,877	12/17	(588)
TOPIX Index Futures			187	JPY	3,296,811	12/17	(2,659)
United States 2 Year Treasury Note Futures			87	USD	18,736	12/17	3
United States 5 Year Treasury Note Futures			309	USD	36,211	12/17	45
United States 10 Year Treasury Note Futures			202	USD	25,237	12/17	95
United States Long Bond Futures			13	USD	1,982	12/17	16
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(466)

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Bank of America	USD	629		SEK	5,110	12/20/17	(16)
Bank of America	GBP	13,703		USD	17,968	12/20/17	(259)
Bank of America	JPY	203,120		USD	1,809	12/20/17	19
Bank of America	SEK	30,281		USD	3,831	12/20/17	203
Bank of America	SGD	1,794		USD	1,330	12/20/17	13
Bank of Montreal	USD	2,540		CHF	2,403	12/20/17	(124)
Bank of Montreal	USD	12,020		NZD	16,777	11/22/17	(544)
Bank of Montreal	USD	17,014		SEK	137,804	11/22/17	(535)
Bank of Montreal	AUD	10,568		USD	8,478	12/20/17	393
Bank of Montreal	EUR	12,215		USD	14,749	12/20/17	481
Bank of Montreal	GBP	2,828		USD	3,714	12/20/17	(47)
Bank of Montreal	HKD	28,758		USD	3,689	12/20/17	—

See accompanying notes which are an integral part of the financial statements.

64 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of Montreal	HKD	29,066	USD	3,724	12/20/17	(4)
Bank of Montreal	JPY	2,612,254	USD	24,118	12/20/17	1,090
Bank of Montreal	NZD	23,895	USD	17,120	11/22/17	775
Bank of Montreal	SEK	96,756	USD	11,946	11/22/17	376
BNP Paribas	MXN	150,450	USD	7,908	12/20/17	124
Brown Brothers Harriman	USD	2,544	CHF	2,403	12/20/17	(127)
Brown Brothers Harriman	AUD	9,112	USD	7,272	12/20/17	301
Brown Brothers Harriman	AUD	10,568	USD	8,480	12/20/17	396
Brown Brothers Harriman	CAD	12,373	USD	10,119	12/20/17	524
Brown Brothers Harriman	EUR	12,215	USD	14,753	12/20/17	485
Brown Brothers Harriman	GBP	2,828	USD	3,715	12/20/17	(46)
Brown Brothers Harriman	HKD	28,758	USD	3,689	12/20/17	—
Citigroup	USD	2,541	CHF	2,403	12/20/17	(125)
Citigroup	USD	7,208	EUR	6,111	11/22/17	(83)
Citigroup	USD	16,940	EUR	14,361	11/22/17	(194)
Citigroup	USD	3,952	MXN	71,040	12/20/17	(276)
Citigroup	AUD	5,010	USD	3,992	12/20/17	160
Citigroup	AUD	10,568	USD	8,488	12/20/17	404
Citigroup	CHF	7,067	USD	7,253	11/22/17	161
Citigroup	CHF	11,660	USD	11,968	11/22/17	266
Citigroup	EUR	12,215	USD	14,754	12/20/17	486
Citigroup	GBP	2,828	USD	3,719	12/20/17	(42)
Citigroup	HKD	28,758	USD	3,690	12/20/17	1
Citigroup	INR	512,080	USD	7,905	12/20/17	30
Royal Bank of Canada	USD	11,963	AUD	15,266	11/22/17	(281)
Royal Bank of Canada	USD	2,545	CHF	2,403	12/20/17	(129)
Royal Bank of Canada	USD	7,258	JPY	812,956	11/22/17	(102)
Royal Bank of Canada	AUD	10,568	USD	8,487	12/20/17	402
Royal Bank of Canada	EUR	12,215	USD	14,765	12/20/17	497
Royal Bank of Canada	GBP	2,828	USD	3,719	12/20/17	(42)
Royal Bank of Canada	HKD	28,758	USD	3,691	12/20/17	2
Royal Bank of Canada	JPY	1,910,448	USD	17,056	11/22/17	241
Royal Bank of Canada	TRY	14,100	USD	4,017	12/20/17	353
State Street	USD	13,185	EUR	11,140	12/20/17	(173)
State Street	USD	5,202	GBP	3,910	12/20/17	(1)
State Street	USD	3,097	INR	200,150	12/20/17	(20)
State Street	USD	6,426	JPY	715,870	12/20/17	(116)
State Street	USD	6,881	MXN	123,570	12/20/17	(488)
State Street	USD	16,967	NOK	134,157	11/22/17	(535)
State Street	USD	5,131	NOK	39,620	12/20/17	(275)
State Street	USD	1,205	SEK	9,740	12/20/17	(38)
State Street	BRL	40,640	USD	12,984	12/20/17	634
State Street	CAD	1,730	USD	1,423	12/20/17	81
State Street	CHF	8,277	USD	8,735	12/20/17	411
State Street	CNY	336,810	USD	51,268	12/20/17	665
State Street	DKK	75,060	USD	11,896	11/22/17	133
State Street	EUR	30,900	USD	37,086	12/20/17	995
State Street	JPY	712,650	USD	6,590	12/20/17	308
State Street	KRW	43,994,090	USD	38,994	12/19/17	(361)
State Street	NOK	57,088	USD	7,220	11/22/17	228
State Street	RUB	502,590	USD	8,683	12/20/17	135
State Street	SEK	4,110	USD	521	12/20/17	28
State Street	SGD	6,040	USD	4,505	12/20/17	72

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 65

Russell Investment Company
Balanced Strategy Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
								Unrealized
								Appreciation
			Amount		Amount			(Depreciation)
Counterparty			Sold		Bought	Settlement Date		$
State Street		TWD	611,760	USD	20,521	12/20/17		163
State Street		ZAR	37,840	USD	2,903	12/20/17		249
Westpac		USD	7,287	GBP	5,498	11/22/17		19
Westpac		ILS	25,319	USD	7,208	11/22/17		14
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts(å)								7,335

Total Return Swap Contracts
Amounts in thousands
						Premiums	Unrealized
						Paid	Appreciation
		Notional			Termination	(Received)	(Depreciation)	Fair Value
Underlying Reference Entity	Counterparty	Amount	Terms		Date	$	$	$
Short
S&P 500 Total Return Index	Bank of America	USD 325,002	3 Month LIBOR + 0.300%(2)		12/15/17	—	(10,033)	(10,033)
Total Open Total Return Swap Contracts (å)						—	(10,033)	(10,033)

Credit Default Swap Contracts

Amounts in thousands

Credit Indices
							Premiums	Unrealized
					Fund (Pays)/		Paid/	Appreciation
		Purchase/Sell			Receives	Termination	(Received)	(Depreciation)	Fair Value
Reference Entity	Counterparty	Protection	Notional Amount		Fixed Rate	Date	$	$	$
CDX Emerging Markets
Index	Bank of America	Purchase	USD	41,700	(1.000%)(2)	12/20/22	1,742	(341)	1,401
CDX NA High Yield Index	Bank of America	Purchase	USD	2,400	(5.000%)(2)	12/20/22	(177)	(33)	(210)
CDX NA Investment Grade
Index	Bank of America	Sell	USD	80,500	1.000%(2)	12/20/22	1,716	208	1,924
Total Open Credit Indices Contracts (å)							3,281	(166)	3,115

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Investments in Affiliated Funds	$2,103,161	$—	$—	$—	$2,103,161	97.5
Options Purchased	13,592	—	—	—	13,592	0.6
Short-Term Investments	—	—	—	8,089	8,089	0.4
Total Investments	2,116,753	—	—	8,089	2,124,842	98.5
Other Assets and Liabilities, Net						1.5
						100.0

See accompanying notes which are an integral part of the financial statements.

66 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Other Financial Instruments
Assets
Futures Contracts	8,113	—	—	—	8,113	0.4
Foreign Currency Exchange Contracts	—	12,318	—	—	12,318	0.6
Credit Default Swap Contracts	—	3,325	—	—	3,325	0.2
'
Liabilities
Futures Contracts	(8,579)	—	—	—	(8,579)	(0.4)
Foreign Currency Exchange Contracts	—	(4,983)	—	—	(4,983)	(0.2)
Total Return Swap Contracts	—	(10,033)	—	—	(10,033)	(0.5)
Credit Default Swap Contracts	—	(210)	—	—	(210)	(—)*
Total Other Financial Instruments**	$(466)	$417	$—	$—	$(49)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 67

Russell Investment Company
Balanced Strategy Fund

Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$13,592	$—	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	12,318	—
Variation margin on futures contracts**	6,830	—	—	1,283
Credit default swap contracts, at fair value	—	3,325	—	—
Total	$20,422	$3,325	$12,318	$1,283

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$7,717	$—	$—	$862
Unrealized depreciation on foreign currency exchange contracts	—	—	4,983	—
Total return swap contracts, at fair value	10,033	—	—	—
Credit default swap contracts, at fair value	—	210	—	—
Total	$17,750	$210	$4,983	$862
			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$5,098	$—	$—	$—
Futures contracts	(29,305)	—	—	(1,010)
Options written	5,780	—	—	—
Total return swap contracts	(8,194)	—	—	—
Credit default swap contracts	—	8,122	—	—
Foreign currency exchange contracts	—	—	(5,408)	—
Total	$(26,621)	$8,122	$(5,408)	$(1,010)

Location: Statement of Operations - Net change in unrealized appreciation
(depreciation)
Investments****	$6,060	$—	$—	$—
Futures contracts	(1,175)	—	—	421
Options written	(1,089)	—	—	—
Total return swap contracts	(11,017)	—	—	—
Credit default swap contracts	—	(601)	—	—
Foreign currency exchange contracts	—	—	(55)	—
Total	$(7,221)	$(601)	$(55)	$421

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Includes net change in unrealized appreciation/depreciation on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

68 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$13,592	$ — $	13,592
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	12,318	—	12,318
Futures Contracts	Variation margin on futures contracts	1,230	—	1,230
Credit Default Swap Contracts	Credit default swap contracts, at fair value	3,325	—	3,325
Total Financial and Derivative Assets		30,465	—	30,465
Financial and Derivative Assets not subject to a netting agreement		(18,147)	—	(18,147)
Total Financial and Derivative Assets subject to a netting agreement		$12,318	$ — $	12,318

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$235	$235	$—	$—
Bank of Montreal	3,114	1,253	—	1,861
BNP Paribas	124	—	—	124
Brown Brothers Harriman	1,707	174	—	1,533
Citigroup	1,508	720	—	788
Royal Bank of Canada	1,496	412	—	1,084
State Street	4,101	1,832	1,590	679
Westpac	33	—	—	33
Total	$12,318	$4,626	$1,590	$6,102

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 69

Russell Investment Company
Balanced Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$382	$ — $	382
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	4,983	—	4,983
Total Return Swap Contracts	Total return swap contracts, at fair value	10,033	—	10,033
Credit Default Swap Contracts	Credit default swap contracts, at fair value	210	—	210
Total Financial and Derivative Liabilities		15,608	—	15,608
Financial and Derivative Liabilities not subject to a netting agreement		(592)	—	(592)
Total Financial and Derivative Liabilities subject to a netting agreement		$15,016	$ — $	15,016

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$10,308	$235	$—	$ 10,073
Bank of Montreal	1,253	1,253	—	—
Brown Brothers Harriman	174	174	—	—
Citigroup	720	720	—	—
Royal Bank of Canada	555	412	—	143
State Street	2,006	1,832	—	174
Total	$15,016	$4,626	$—	$ 10,390

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

70 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$1,873,070
Investments, at fair value(>)	2,124,842
Cash (restricted)(a)(b)	41,020
Unrealized appreciation on foreign currency exchange contracts	12,318
Receivables:
Dividends and interest	3
Dividends from affiliated funds	5
Investments sold	2,845
Fund shares sold	1,135
Variation margin on futures contracts	1,230
Credit default swap contracts, at fair value(+)	3,325
Total assets	2,186,723

Liabilities
Payables:
Due to custodian	1,874
Due to broker (c)(d)(e)	7,691
Fund shares redeemed	3,282
Accrued fees to affiliates	1,254
Other accrued expenses	228
Variation margin on futures contracts	382
Unrealized depreciation on foreign currency exchange contracts	4,983
Total return swap contracts, at fair value(8)	10,033
Credit default swap contracts, at fair value(+)	210
Total liabilities	29,937

Net Assets	$2,156,786

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 71

Russell Investment Company
Balanced Strategy Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3,736
Accumulated net realized gain (loss)	41,519
Unrealized appreciation (depreciation) on:
Investments	5,793
Investments in affiliated funds	245,979
Futures contracts	(466)
Foreign currency exchange contracts	7,335
Total return swap contracts	(10,033)
Credit default swap contracts	(166)
Shares of beneficial interest	1,827
Additional paid-in capital	1,861,262
Net Assets	$2,156,786

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.87
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.59
Class A — Net assets	$761,954,481
Class A — Shares outstanding ($. 01 par value)	64,213,036
Net asset value per share: Class C(#)	$11.61
Class C — Net assets	$788,530,421
Class C — Shares outstanding ($. 01 par value)	67,908,931
Net asset value per share: Class E(#)	$11.93
Class E — Net assets	$16,029,844
Class E — Shares outstanding ($. 01 par value)	1,343,937
Net asset value per share: Class R1(#)	$12.02
Class R1 — Net assets	$44,666,470
Class R1 — Shares outstanding ($. 01 par value)	3,716,646
Net asset value per share: Class R4(#)	$11.90
Class R4 — Net assets	$75,480,521
Class R4 — Shares outstanding ($. 01 par value)	6,341,155
Net asset value per share: Class R5(#)	$11.92
Class R5 — Net assets	$58,229,764
Class R5 — Shares outstanding ($. 01 par value)	4,886,918
Net asset value per share: Class S(#)	$12.01
Class S — Net assets	$411,791,084
Class S — Shares outstanding ($. 01 par value)	34,283,076
Net asset value per share: Class T(#)	$11.92
Class T — Net assets	$103,365
Class T — Shares outstanding ($. 01 par value)	8,674
Amounts in thousands
(8) Total return swap contracts - premiums paid (received)	$—
(+) Credit default swap contracts - premiums paid (received)	$3,281
(>) Investments in affiliated funds	$2,111,250

(a) Cash Collateral for Futures	$27,500
(b) Cash Collateral for Swaps	$13,520
(c) Due to Broker for Futures	$3,000
(d) Due to Broker for Swaps	$3,101
(e) Due to Broker for Forwards	$1,590
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

72 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Income distributions from affiliated funds	$53,513

Expenses
Advisory fees	4,578
Administrative fees	973
Custodian fees	118
Distribution fees - Class A	1,960
Distribution fees - Class C	6,355
Distribution fees - Class R5	165
Distribution fees - Class T	—**
Transfer agent fees - Class A	1,568
Transfer agent fees - Class C	1,694
Transfer agent fees - Class E	36
Transfer agent fees - Class R1	159
Transfer agent fees - Class R4	172
Transfer agent fees - Class R5	132
Transfer agent fees - Class S	817
Transfer agent fees - Class T	—**
Professional fees	94
Registration fees	163
Shareholder servicing fees - Class C	2,118
Shareholder servicing fees - Class E	45
Shareholder servicing fees - Class R4	215
Shareholder servicing fees - Class R5	165
Trustees’ fees	77
Printing fees	275
Miscellaneous	42
Expenses before reductions	21,921
Expense reductions	(5,510)
Net expenses	16,411
Net investment income (loss)	37,102

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	5,098
Investments in affiliated funds	69,569
Futures contracts	(30,315)
Options written	5,780
Foreign currency exchange contracts	(5,408)
Total return swap contracts	(8,194)
Credit default swap contracts	8,122
Foreign currency-related transactions	164
Capital gain distributions from affiliated funds	33,124
Net realized gain (loss)	77,940
Net change in unrealized appreciation (depreciation) on:
Investments	6,060
Investments in affiliated funds	147,409
Futures contracts	(754)
Options written	(1,089)
Foreign currency exchange contracts	(55)
Total return swap contracts	(11,017)

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 73

Russell Investment Company
Balanced Strategy Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Credit default swap contracts	(601)
Net change in unrealized appreciation (depreciation)	139,953
Net realized and unrealized gain (loss)	217,893
Net Increase (Decrease) in Net Assets from Operations	$254,995

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

74 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$37,102	$52,832
Net realized gain (loss)	77,940	114,568
Net change in unrealized appreciation (depreciation)	139,953	(70,380)
Net increase (decrease) in net assets from operations	254,995	97,020

Distributions
From net investment income
Class A	(12,859)	(19,536)
Class C	(11,584)	(16,534)
Class E	(341)	(654)
Class R1	(2,031)	(4,092)
Class R4	(1,401)	(3,065)
Class R5	(1,018)	(1,657)
Class S	(6,820)	(10,331)
Class T	(—)**	—
From net realized gain
Class A	(44,343)	(64,986)
Class C	(50,384)	(78,692)
Class E	(1,278)	(2,454)
Class R1	(6,680)	(13,573)
Class R4	(5,051)	(10,810)
Class R5	(3,915)	(6,598)
Class S	(22,133)	(33,009)
Net decrease in net assets from distributions	(169,838)	(265,991)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(388,010)	(343,648)
Total Net Increase (Decrease) in Net Assets	(302,853)	(512,619)

Net Assets
Beginning of period	2,459,639	2,972,258
End of period	$2,156,786	$2,459,639
Undistributed (overdistributed) net investment income included in net assets	$3,736	$3,454

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 75

Russell Investment Company
Balanced Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	3,663	$41,573	4,512	$50,186
Proceeds from reinvestment of distributions	5,221	56,669	7,696	83,491
Payments for shares redeemed	(15,498)	(176,118)	(16,733)	(185,377)
Net increase (decrease)	(6,614)	(77,876)	(4,525)	(51,700)
Class C
Proceeds from shares sold	4,748	52,866	5,536	60,370
Proceeds from reinvestment of distributions	5,742	61,233	8,878	94,675
Payments for shares redeemed	(23,770)	(264,991)	(24,801)	(270,937)
Net increase (decrease)	(13,280)	(150,892)	(10,387)	(115,892)
Class E
Proceeds from shares sold	167	1,906	225	2,508
Proceeds from reinvestment of distributions	146	1,600	281	3,061
Payments for shares redeemed	(1,037)	(11,634)	(1,505)	(16,702)
Net increase (decrease)	(724)	(8,128)	(999)	(11,133)
Class R1
Proceeds from shares sold	1,220	13,973	2,239	25,025
Proceeds from reinvestment of distributions	797	8,754	1,612	17,662
Payments for shares redeemed	(9,054)	(103,126)	(9,577)	(106,218)
Net increase (decrease)	(7,037)	(80,399)	(5,726)	(63,531)
Class R4
Proceeds from shares sold	651	7,383	936	10,414
Proceeds from reinvestment of distributions	594	6,462	1,276	13,875
Payments for shares redeemed	(4,989)	(56,960)	(4,844)	(53,911)
Net increase (decrease)	(3,744)	(43,115)	(2,632)	(29,622)
Class R5
Proceeds from shares sold	510	5,850	927	10,234
Proceeds from reinvestment of distributions	452	4,929	758	8,255
Payments for shares redeemed	(2,447)	(27,999)	(3,689)	(41,337)
Net increase (decrease)	(1,485)	(17,220)	(2,004)	(22,848)
Class S
Proceeds from shares sold	6,516	74,676	6,405	71,543
Proceeds from reinvestment of distributions	2,605	28,621	3,911	42,872
Payments for shares redeemed	(9,900)	(113,777)	(14,582)	(163,337)
Net increase (decrease)	(779)	(10,480)	(4,266)	(48,922)
Class T (1)
Proceeds from shares sold	9	100	—	—
Net increase (decrease)	9	100	—	—
Total increase (decrease)	(33,654)	$(388,010)	(30,539)	$(343,648)

(1) For the period June 8, 2017 (commencement of operations) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

76 Balanced Strategy Fund

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Russell Investment Company
Balanced Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	11.41	. 21	1.08	1.29	(. 18)	(. 65)
October 31, 2016	12.07	. 25	. 23	. 48	(. 26)	(. 88)
October 31, 2015	12.43	. 34	(. 37)	(. 03)	(. 33)	—
October 31, 2014	11.89	. 21	. 53	. 74	(. 20)	—
October 31, 2013	10.78	. 22	1.10	1.32	(. 21)	—

Class C
October 31, 2017	11.22	. 12	1.06	1.18	(. 14)	(. 65)
October 31, 2016	11.89	. 16	. 23	. 39	(. 18)	(. 88)
October 31, 2015	12.26	. 24	(. 36)	(. 12)	(. 25)	—
October 31, 2014	11.76	. 12	. 52	. 64	(. 14)	—
October 31, 2013	10.69	. 14	1.09	1.23	(. 16)	—

Class E
October 31, 2017	11.47	. 24	1.04	1.28	(. 17)	(. 65)
October 31, 2016	12.13	. 26	. 21	. 47	(. 25)	(. 88)
October 31, 2015	12.48	. 36	(. 40)	(. 04)	(. 31)	—
October 31, 2014	11.94	. 22	. 52	. 74	(. 20)	—
October 31, 2013	10.82	. 25	1.08	1.33	(. 21)	—

Class R1
October 31, 2017	11.54	. 34	. 99	1.33	(. 20)	(. 65)
October 31, 2016	12.20	. 30	. 20	. 50	(. 28)	(. 88)
October 31, 2015	12.55	. 38	(. 37)	. 01	(. 36)	—
October 31, 2014	12.00	. 27	. 52	. 79	(. 24)	—
October 31, 2013	10.86	. 27	1.12	1.39	(. 25)	—

Class R4 (1)
October 31, 2017	11.44	. 21	1.08	1.29	(. 18)	(. 65)
October 31, 2016	12.10	. 25	. 22	. 47	(. 25)	(. 88)
October 31, 2015	12.46	. 35	(. 38)	(. 03)	(. 33)	—
October 31, 2014	11.92	. 24	. 51	. 75	(. 21)	—
October 31, 2013	10.80	. 24	1.11	1.35	(. 23)	—

Class R5 (2)
October 31, 2017	11.47	. 19	1.07	1.26	(. 16)	(. 65)
October 31, 2016	12.13	. 22	. 22	. 44	(. 22)	(. 88)
October 31, 2015	12.48	. 33	(. 39)	(. 06)	(. 29)	—
October 31, 2014	11.94	. 22	. 51	. 73	(. 19)	—
October 31, 2013	10.83	. 23	1.08	1.31	(. 20)	—

Class S
October 31, 2017	11.54	. 22	1.10	1.32	(. 20)	(. 65)
October 31, 2016	12.19	. 27	. 24	. 51	(. 28)	(. 88)
October 31, 2015	12.55	. 36	(. 37)	(. 01)	(. 35)	—
October 31, 2014	12.00	. 25	. 52	. 77	(. 22)	—
October 31, 2013	10.87	. 25	1.12	1.37	(. 24)	—

Class T
October 31, 2017(3)	11.54	—(h)	. 39	. 39	(. 01)	—

See accompanying notes which are an integral part of the financial statements.

78 Balanced Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)(d)	(000)	Gross(f)(g)	Net(e)(f)(g)	Net Assets(b)(c)(e)	Turnover Rate(c)

(. 83)	11.87	12.05	761,954	. 73	. 46	1.83	33
(1.14)	11.41	4.56	808,160	. 72	. 44	2.24	16
(. 33)	12.07	(. 31)	909,827	. 72	. 48	2.75	35
(. 20)	12.43	6.30	1,058,976	. 72	. 56	1.74	19
(. 21)	11.89	12.47	1,093,788	. 71	. 57	1.99	11

(. 79)	11.61	11.13	788,531	1.48	1.21	1.11	33
(1.06)	11.22	3.80	910,762	1.47	1.19	1.47	16
(. 25)	11.89	(1.05)	1,089,189	1.47	1.23	1.95	35
(. 14)	12.26	5.51	1,252,253	1.47	1.31	. 98	19
(. 16)	11.76	11.60	1,300,173	1.46	1.32	1.22	11

(. 82)	11.93	11.88	16,030	. 73	. 57	2.13	33
(1.13)	11.47	4.38	23,708	. 72	. 57	2.35	16
(. 31)	12.13	(. 32)	37,184	. 72	. 56	2.93	35
(. 20)	12.48	6.26	64,210	. 72	. 56	1.81	19
(. 21)	11.94	12.50	88,974	. 71	. 57	2.22	11

(. 85)	12.02	12.24	44,666	. 47	. 26	3.00	33
(1.16)	11.54	4.70	124,091	. 47	. 26	2.68	16
(. 36)	12.20	. 04	200,991	. 47	. 23	3.03	35
(. 24)	12.55	6.63	265,650	. 47	. 17	2.24	19
(. 25)	12.00	13.00	306,020	. 46	. 17	2.36	11

(. 83)	11.90	11.94	75,481	. 73	. 51	1.88	33
(1.13)	11.44	4.46	115,400	. 72	. 51	2.25	16
(. 33)	12.10	(. 31)	153,931	. 72	. 48	2.86	35
(. 21)	12.46	6.39	206,600	. 72	. 42	1.99	19
(. 23)	11.92	12.67	276,656	. 71	. 42	2.15	11

(. 81)	11.92	11.68	58,230	. 98	. 76	1.63	33
(1.10)	11.47	4.18	73,055	. 97	. 76	2.00	16
(. 29)	12.13	(. 48)	101,555	. 97	. 73	2.71	35
(. 19)	12.48	6.17	144,430	. 97	. 67	1.82	19
(. 20)	11.94	12.32	212,516	. 96	. 67	2.01	11

(. 85)	12.01	12.11	411,791	. 48	. 32	1.94	33
(1.16)	11.54	4.73	404,463	. 47	. 32	2.43	16
(. 35)	12.19	(. 13)	479,581	. 47	. 31	2.93	35
(. 22)	12.55	6.52	566,395	. 47	. 31	2.03	19
(. 24)	12.00	12.77	614,376	. 46	. 32	2.20	11

(. 01)	11.92	3.39	103	. 73	. 47	. 01	33

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 79

Russell Investment Company
Balanced Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$58,917
Administration fees	78,082
Distribution fees	679,268
Shareholder servicing fees	200,470
Transfer agent fees	226,127
Trustee fees	11,244
$1,254,108

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,					Change in
	Beginning of		Realized Gain			Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)		Gain (Loss)	of Period	Distributions	Distributions
Commodity Strategies Fund	$78,162	$4,828	$14,414	$(2,660	) $	4,833	$70,749	$—	$—
Global Infrastructure Fund	72,525	4,727	41,874	6,777		(1,143)	41,012	2,161	2,020
Global Real Estate Securities Fund	23,447	50,738	37,884	4,288		(5,716)	34,873	1,735	2,646
Multifactor U. S. Equity Fund	188,349	76,800	266,711	26,826		6,313	31,577	2,492	—
U. S. Defensive Equity Fund	48,589	3,973	15,518	4,781		(705)	41,120	464	3,251
U. S. Dynamic Equity Fund	169,694	7,960	181,299	22,968		(3,325)	15,998	1,214	6,413
U. S. Small Cap Equity Fund	142,666	82,525	141,881	9,699		28,145	121,154	961	291
Global Opportunistic Credit Fund	242,915	10,801	89,238	(1,595)		8,570	171,453	8,487	—
Strategic Bond Fund	559,742	105,667	151,542	(2,601)		(16,231)	495,035	17,607	3,148
Unconstrained Total Return Fund	97,339	77,946	23,799	(134)		(261)	151,091	3,513	233
Emerging Markets Fund	169,564	30,254	64,335	(796)		37,240	171,927	2,027	—
Global Equity Fund	243,040	200,218	88,763	5,072		35,180	394,747	3,817	15,122
Multifactor International Equity Fund	243,459	69,289	83,184	(3,334)		49,099	275,329	5,566	—
Multi-Strategy Income Fund	97,221	4,340	20,159	277		5,417	87,096	3,307	—
U. S. Cash Management Fund	41,666	332,721	366,292	1		(7)	8,089	162	—
	$2,418,378	$1,062,787	$1,586,893	$69,569		$147,409	$2,111,250	$53,513	$33,124

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$1,893,518,681
Unrealized Appreciation	$265,863,348
Unrealized Depreciation	(39,190,335)
Net Unrealized Appreciation (Depreciation)	$226,673,013
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$66,392,032
Tax Composition of Distributions
Ordinary Income	$43,303,912
Long-Term Capital Gains	$126,534,285

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

See accompanying notes which are an integral part of the financial statements.

80 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Federal Income Taxes, continued

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(766)
Accumulated net realized gain (loss)	766
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 81

Russell Investment Company
Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Growth Strategy Fund - Class A‡			Growth Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	9.35%		1 Year	15.70%
5 Years	6.70	%§	5 Years	7.79	%§
10 Years	2.57	%§	10 Years	3.00	%§

Growth Strategy Fund - Class C			Growth Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	15.13%		1 Year	16.30%
5 Years	7.17	%§	5 Years	8.25	%§
10 Years	2.41	%§	10 Years	3.44	%§

Growth Strategy Fund - Class E			Growth Strategy Fund – Class T‡‡‡‡
	Total			Total
	Return			Return
1 Year	15.99%		1 Year	13.06%
5 Years	7.97	%§	5 Years	7.43	%§
			10 Years	2.93	%§
10 Years	3.18	%§

			Bloomberg Barclays U. S. Aggregate Bond Index**
Growth Strategy Fund - Class R1
				Total
	Total			Return
	Return		1 Year	0.90%
1 Year	16.32%		5 Years	2.04	%§
5 Years	8.33	%§	10 Years	4.19	%§
10 Years	3.51	%§

Growth Strategy Fund - Class R4‡‡
	Total
	Return
1 Year	16.03%
5 Years	8.07	%§
10 Years	3.26	%§

82 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

Russell 1000® Index***			Russell Developed ex-U. S. Large Cap® Index Net****
	Total			Total
	Return			Return
1 Year	23.67%		1 Year	23.12%
5 Years	15.18	%§	5 Years	8.25	%§
10 Years	7.61	%§	10 Years	1.26	%§

Growth Strategy Fund 83

Russell Investment Company
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Growth Strategy Fund (the “Fund”) is a fund of funds that	Within the Fund’s fixed income portfolio, exposure to high yield
invests principally in other Russell Investment Company mutual	debt was beneficial as it was among the best-performing segments
funds (the “Underlying Funds”) . Certain Underlying Funds employ	of the fixed income market over the one-year period. Rising
a multi-manager approach whereby portions of the Underlying	interest rates posed a challenge to other fixed income assets, as
Funds are allocated to different money managers. Underlying	well as more interest rate sensitive real assets such as global real
Fund assets not allocated to money managers are managed by	estate investment trusts (“REITs”) and global infrastructure.
Russell Investment Management, LLC (“RIM”), the Fund’s	Within equities, emerging markets were the strongest performing
and Underlying Funds’ advisor. RIM, as the Underlying Funds’	segment of global equity markets over the period, followed by
advisor, may change the allocation of the Underlying Funds’	U. S. equity markets and non-U. S. developed equity markets.
assets among money managers at any time. An exemptive order	Overall, global equity markets posted very strong returns, as the
from the Securities and Exchange Commission (“SEC”) permits	Russell Developed Large Cap® Index (Net) gained 23.03%. The
RIM to engage or terminate a money manager in an Underlying	Fund’s strategic exposure to emerging markets proved beneficial
Fund at any time, subject to approval by the Underlying Fund’s	over the period as they rallied, boosted by lower interest rates
Board, without a shareholder vote. Pursuant to the terms of the	and improving economic growth. By contrast, non-U. S. developed
exemptive order, an Underlying Fund is required to notify its	equities slightly lagged U. S. equities, as defensive and commodity
shareholders within 90 days of when a money manager begins	sectors, especially consumer staples, health care and energy,
providing services.	weighed on non-U. S. equity returns.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
The Fund seeks to provide high long term capital appreciation,	by the Fund and the Underlying Funds affect the Fund’s
and as a secondary objective, current income.	performance?
How did the Fund perform relative to its benchmark for the	The Fund is a fund of funds and its performance is based on RIM’s
fiscal year ended October 31, 2017?	strategic asset allocations, the performance of the Underlying
For the fiscal year ended October 31, 2017, the Fund’s Class A,	Funds in which the Fund invests, and tactical changes in the
Class C, Class E, Class R1, Class R4, Class R5, Class S and	Fund’s asset allocation throughout the year. In order to seek to
Class T Shares gained 15.98%, 15.13%, 15.99%, 16.32%,	achieve the Fund’s objective during the period, RIM’s strategic
16.03%, 15.70%, 16.30% and 15.99%, respectively. This is	asset allocation included investments in global equity, fixed
compared to the Fund’s primary benchmark, the Russell 1000®	income and alternative Underlying Funds.
Index, which gained 23.67% during the same period. The Fund’s	The Fund’s diverse asset allocation detracted from relative
performance includes operating expenses, whereas index returns	performance during the period. Non-traditional asset classes
are unmanaged and do not include expenses of any kind. For	such as high yield bonds returned 9.42%, as measured by
Share Classes with inception dates after November 1, 2016,	the ICE BofAML Global High Yield Index Hedged (USD),
annual returns reflect the returns of other Share Classes of the	underperforming the Fund’s primary benchmark, the Russell
Fund for the period prior to inception. Please refer to the footnotes	1000® Index. Non-U. S. developed equities and commodities
at the end of the Portfolio Management Discussion and Analysis,	delivered positive returns as measured by the Russell Developed
as applicable.	ex-U. S. Large Cap® Index Net and Bloomberg Commodity Index
For the fiscal year ended October 31, 2017, the Morningstar®	Total Return, but underperformed relative to U. S. equities.
Allocation-70% to 85% Equity Category, a group of funds that	Within the Fund’s fixed income portfolio, allocations to the
Morningstar considers to have investment strategies similar to	Strategic Bond Fund and Global Opportunistic Credit Fund were
those of the Fund, gained 16.37%. This result serves as a peer	positive in terms of absolute returns, but fell short relative to the
comparison and is expressed net of operating expenses.	strong U. S. equity market return as tracked by the Fund’s Russell

How did the market conditions described in the Market	1000® Index benchmark.
Summary report affect the Fund’s performance?	The equity portion of the Fund’s portfolio provided mixed results
The Fund seeks to achieve its objective by investing in Underlying	as compared to the Russell 1000® Index, though generally
Funds that provide exposure to a range of diversified investments,	benefited from the strong performance of global equity markets
and most major asset classes invested in by the Underlying Funds	over the period. An allocation to the U. S. Defensive Equity
produced positive absolute returns during the period.	Fund was a notable detractor as stock selection within the
Underlying Fund drove underperformance, especially through
underperforming holdings within the consumer staples and

84 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

consumer discretionary sectors. The U. S. Dynamic Equity Fund	In second quarter 2017, given the strength in the Ruble and
faced performance challenges as well, due to its underweight	South African Rand and closing valuation gaps, RIM removed
to the largest capitalization stocks. The Multifactor U. S. Equity	overweights to these currencies achieved via currency forward
Fund and Global Equity Fund contributed to excess returns,	contracts after these positions added value. During third quarter
with the former benefiting from an overweight to financials and	2017, RIM moved to an underweight position in the Global
underweight to real estate, and the latter benefiting from strategic	Infrastructure Fund as rising interest rates and higher valuations
and tactical overweights to value.	became more of a concern for the rate-sensitive sector. RIM
The alternative assets portion of the Fund’s portfolio also	maintained an underweight to the Global Real Estate Securities
contributed positively to absolute returns but failed to match the	Fund over the period due to its rate-sensitive nature. RIM’s
performance of U. S. equity markets. The rising rate environment	modifications to the Fund’s asset allocation were additive during
over the one-year period, combined with a stronger dollar that	the period.
picked up towards end of third quarter 2017, created headwinds	RIM also made strategic asset allocation changes during the
for rate-sensitive asset classes such as listed REITs and listed	period. In April 2017, RIM added two derivatives-based
infrastructure.	positioning strategies: a global real yield strategy and a currency factor strategy.
Describe any changes to the Fund’s structure or allocation
to the Underlying Funds.	The global real yield strategy utilizes global government bond
RIM has the discretion to vary the Fund’s actual allocation	futures to take long positions in high quality government bonds
from the target strategic asset allocation by up to +/- 5% at	whose net-of-inflation yields are expected to be relatively high
the equity, fixed income or alternative category level based on	and short positions where net-of-inflation yield is expected to be
RIM’s capital markets research. In addition to investing in the	relatively low. This strategy had a negative impact on performance
Underlying Funds, RIM may seek to actively manage a Fund’s	as the long positions underperformed as interest rates rose on
overall exposures by investing in derivatives that RIM believes	those positions, widening compared to the short positions.
will achieve the desired risk/return profile for the Fund. RIM’s	The currency factor strategy utilizes currency forward contracts to
asset allocation modifications, implemented through both tactical	take long and short positions in global foreign exchange markets.
changes to Underlying Fund allocations and derivatives-based	Over the fiscal year, the currency overlay strategy was negative for
exposures, benefited the Fund’s performance relative to the	the Fund’s benchmark-relative performance.

Fund’s target strategic asset allocation.	The views expressed in this report reflect those of the
RIM tactically adapted the Fund’s asset allocation over the period	portfolio managers only through the end of the period
as market opportunities and risks evolved. RIM continued to	covered by the report. These views do not necessarily
operate the Fund as a risk manager rather than risk taker. The	represent the views of RIM, or any other person in RIM or
Fund maintained an underweight position in U. S. equity by	any other affiliated organization. These views are subject to
trimming its exposure to the U. S. Defensive Equity Fund relative	change at any time based upon market conditions or other
to RIM’s long-term strategic weights, while keeping an overweight	events, and RIM disclaims any responsibility to update the
position in Europe ex-UK equities relative to RIM’s strategic	views contained herein. These views should not be relied on
positioning via the Multifactor International Equity Fund. During	as investment advice and, because investment decisions for
the first quarter of 2017, as equity markets ran upwards and	a Russell Investment Company (“RIC”) Fund are based on
credit spreads compressed, RIM trimmed high yield exposure to	numerous factors, should not be relied on as an indication
an underweight for the first time since 2015 by underweighting	of investment decisions of any RIC Fund.
the Global Opportunistic Credit Fund.

Growth Strategy Fund 85

Russell Investment Company
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

*** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

**** Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class R2
Shares, which have the same expenses as Class R4 Shares. Class R2 Shares are no longer offered and were reclassified as Class R4 on October 1, 2014.

‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares, which have the same expenses as Class R5 Shares. Class R3 Shares are no longer offered and were reclassified as Class R5 on October 1, 2014.

‡‡‡‡ The Fund first issued Class T Shares on June 8, 2017. The returns shown for Class T Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class T sales charge of 2.50%. Class T Shares will have substantially similar annual returns as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class T Shares do not have the same expenses as Class E Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

86 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,062.10	$1,022.33
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$2.96	$2.91

Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,058.20	$1,018.55
	Expenses Paid During Period*	$6.85	$6.72
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.32%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,062.70	$1,022.33
of other funds.	Expenses Paid During Period*	$2.96	$2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Growth Strategy Fund 87

Russell Investment Company
Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical			Hypothetical
		Performance (5%			Performance (5%
	Actual	return before		Actual	return before
Class R1	Performance	expenses)	Class T	Performance	expenses)
Beginning Account Value			Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00	June 8, 2017	$1,000.00	$1,000.00
Ending Account Value			Ending Account Value
October 31, 2017	$1,063.80	$1,023.84	October 31, 2017	$1,044.20	$1,022.33
Expenses Paid During Period*	$1.40	$1.38	Expenses Paid During Period*	$2.33	$2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.27%			* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average			(representing the 146-day period annualized), multiplied by the average
account value over the period, multiplied by 184/365 (to reflect the one-half			account value over the period, multiplied by 146/365 (to reflect the period
year period) . May reflect amounts waived and/or reimbursed. Without any			since commencement of operations) . May reflect amounts waived and/or
waivers and/or reimbursements, expenses would have been higher.			reimbursed. Without any waivers and/or reimbursements, expenses would have
			been higher. Hypothetical expenses are equal to the Fund’s annualized expense
		Hypothetical	ratio of 0.57% (representing the six-month period annualized), multiplied by
		Performance (5%	the average account value over the period, multiplied by 184/365 (to reflect the
	Actual	return before	on-half year period) .
Class R4	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,062.80	$1,022.58
Expenses Paid During Period*	$2.70	$2.65

* Expenses are equal to the Fund's annualized expense ratio of 0.52%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,061.10	$1,021.32
Expenses Paid During Period*	$4.00	$3.92

* Expenses are equal to the Fund's annualized expense ratio of 0.77%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,063.80	$1,023.59
Expenses Paid During Period*	$1.66	$1.63

* Expenses are equal to the Fund's annualized expense ratio of 0.32%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

88 Growth Strategy Fund

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Growth Strategy Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Affiliated Funds - 97.7%
Alternative - 8.5%
Commodity Strategies Fund Class Y	7,888,376		44,570
Global Infrastructure Fund Class Y	3,287,918		40,770
Global Real Estate Securities Fund Class Y	1,125,820		38,818
			124,158

Domestic Equities - 29.0%
Multifactor U. S. Equity Fund Class Y	9,872,526		131,798
U. S. Defensive Equity Fund Class Y	1,311,657		70,738
U. S. Dynamic Equity Fund Class Y	4,350,409		51,987
U. S. Small Cap Equity Fund Class Y	4,868,825		168,900
			423,423

Fixed Income - 19.1%
Global Opportunistic Credit Fund Class Y	8,366,518		84,334
Strategic Bond Fund Class Y	6,791,026		72,936
Unconstrained Total Return Fund Class Y	12,266,247		122,295
			279,565

International Equities - 41.1%
Emerging Markets Fund Class Y	5,306,184		110,846
Global Equity Fund Class Y	19,601,456		233,257
Multifactor International Equity Fund Class Y	24,665,876		256,278
			600,381

Total Investments in Affiliated Funds
(cost $1,221,818)			1,427,527

Options Purchased - 0.3%
(Number of Contracts)
S&P 500 Index
Goldman Sachs Jan 2018 2,500.00 Call (376)	USD 94,000 (ÿ)		3,875
Total Options Purchased
(cost $2,223)			3,875

Short-Term Investments - 0.2%
U. S. Cash Management Fund(@)	3,176,751	(8)	3,177
Total Short-Term Investments
(cost $3,177)			3,177

Total Investments 98.2%
(identified cost $1,227,218)			1,434,579

Other Assets and Liabilities, Net - 1.8%			26,636
Net Assets - 100.0%			1,461,215

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 89

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Schedule of Investments, continued — October 31, 2017

Futures Contracts

Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
Amsterdam Index Futures			68	EUR	7,502	11/17	112
Australia 10 Year Bond Futures			384	AUD	49,480	12/17	(42)
CAC40 Euro Index Futures			388	EUR	21,346	11/17	644
Canadian 10 Year Government Bond Futures			114	CAD	15,667	12/17	(34)
DAX Index Futures			56	EUR	18,511	12/17	1,174
EURO STOXX 50 Index Futures			361	EUR	13,278	12/17	839
FTSE/MIB Index Futures			46	EUR	5,238	12/17	173
IBEX 35 Index Futures			66	EUR	6,960	11/17	317
MSCI EAFE Mini Index Futures			106	USD	10,639	12/17	382
OMXS30 Index Futures			279	SEK	46,586	11/17	120
United States 2 Year Treasury Note Futures			73	USD	15,721	12/17	(65)
United States 5 Year Treasury Note Futures			260	USD	30,469	12/17	(289)
United States 10 Year Treasury Note Futures			426	USD	53,223	12/17	(695)
United States Long Bond Futures			12	USD	1,830	12/17	(31)
Short Positions
Dow Jones U. S. Real Estate Index Futures			400	USD	12,640	12/17	107
Euro-Bund Futures			178	EUR	28,969	12/17	(95)
FTSE 100 Index Futures			146	GBP	10,903	12/17	(362)
Hang Seng Index Futures			15	HKD	21,150	11/17	8
Long Gilt Futures			214	GBP	26,607	12/17	758
MSCI Emerging Markets Mini Index Futures			12	USD	675	12/17	(13)
MSCI Singapore Index Futures			64	SGD	2,425	11/17	(24)
Russell 1000 Mini Index Futures			45	USD	3,208	12/17	(110)
Russell 2000 Mini Index Futures			410	USD	30,805	12/17	(1,781)
S&P 400 E-Mini Index Futures			23	USD	4,218	12/17	(278)
S&P 500 E-Mini Index Futures			433	USD	55,699	12/17	(2,214)
S&P/TSX 60 Index Futures			123	CAD	23,262	12/17	(1,330)
SPI 200 Index Futures			141	AUD	20,755	12/17	(490)
TOPIX Index Futures			167	JPY	2,944,210	12/17	(2,237)
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(5,456)

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
	Amount			Amount			(Depreciation)
Counterparty	Sold			Bought		Settlement Date	$
Bank of America	USD	5,192		EUR	4,380	12/20/17	(76)
Bank of America	USD	506		SEK	4,110	12/20/17	(13)
Bank of America	GBP	8,748		USD	11,471	12/20/17	(165)
Bank of America	SEK	19,331		USD	2,446	12/20/17	130
Bank of America	SGD	1,146		USD	849	12/20/17	8
Bank of Montreal	USD	567		CAD	690	12/20/17	(32)
Bank of Montreal	USD	801		CHF	758	12/20/17	(39)
Bank of Montreal	USD	795	MXN		14,258	12/20/17	(57)
Bank of Montreal	USD	8,126		NZD	11,341	11/22/17	(368)
Bank of Montreal	USD	11,501		SEK	93,154	11/22/17	(362)
Bank of Montreal	AUD	9,185		USD	7,368	12/20/17	342

See accompanying notes which are an integral part of the financial statements.

90 Growth Strategy Fund

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Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of Montreal	HKD	18,556	USD	2,378	12/20/17	(3)
Bank of Montreal	JPY	1,667,646	USD	15,397	12/20/17	696
Bank of Montreal	NZD	16,153	USD	11,573	11/22/17	524
Bank of Montreal	SEK	65,406	USD	8,075	11/22/17	254
BNP Paribas	MXN	206,870	USD	10,874	12/20/17	171
Brown Brothers Harriman	USD	569	CAD	690	12/20/17	(33)
Brown Brothers Harriman	USD	802	CHF	758	12/20/17	(40)
Brown Brothers Harriman	USD	795	MXN	14,258	12/20/17	(57)
Brown Brothers Harriman	AUD	5,817	USD	4,642	12/20/17	192
Brown Brothers Harriman	AUD	9,185	USD	7,371	12/20/17	344
Brown Brothers Harriman	CAD	7,899	USD	6,460	12/20/17	334
Citigroup	USD	569	CAD	690	12/20/17	(34)
Citigroup	USD	801	CHF	758	12/20/17	(39)
Citigroup	USD	4,873	EUR	4,131	11/22/17	(56)
Citigroup	USD	11,451	EUR	9,708	11/22/17	(131)
Citigroup	USD	795	MXN	14,258	12/20/17	(57)
Citigroup	USD	7,904	MXN	142,080	12/20/17	(553)
Citigroup	AUD	9,185	USD	7,378	12/20/17	351
Citigroup	AUD	16,280	USD	12,973	12/20/17	519
Citigroup	CAD	8,520	USD	6,990	12/20/17	383
Citigroup	CHF	4,777	USD	4,903	11/22/17	109
Citigroup	CHF	7,882	USD	8,090	11/22/17	180
Citigroup	CHF	4,820	USD	5,015	12/20/17	167
Citigroup	EUR	22,700	USD	27,081	12/20/17	567
Citigroup	GBP	9,840	USD	13,172	12/20/17	83
Citigroup	JPY	1,878,330	USD	17,045	12/20/17	487
Royal Bank of Canada	USD	8,087	AUD	10,319	11/22/17	(190)
Royal Bank of Canada	USD	569	CAD	690	12/20/17	(34)
Royal Bank of Canada	USD	802	CHF	758	12/20/17	(41)
Royal Bank of Canada	USD	4,906	JPY	549,549	11/22/17	(69)
Royal Bank of Canada	USD	793	MXN	14,258	12/20/17	(55)
Royal Bank of Canada	AUD	9,185	USD	7,377	12/20/17	350
Royal Bank of Canada	JPY	1,291,441	USD	11,530	11/22/17	163
State Street	USD	2,980	CNY	19,630	12/20/17	(30)
State Street	USD	241	EUR	200	12/20/17	(8)
State Street	USD	2,153	GBP	1,640	12/20/17	28
State Street	USD	1,974	JPY	213,450	12/20/17	(92)
State Street	USD	11,470	NOK	90,688	11/22/17	(362)
State Street	USD	376	SEK	2,970	12/20/17	(20)
State Street	CHF	5,284	USD	5,577	12/20/17	263
State Street	CNY	233,330	USD	35,517	12/20/17	461
State Street	DKK	50,740	USD	8,042	11/22/17	90
State Street	EUR	19,726	USD	23,675	12/20/17	635
State Street	HKD	6,220	USD	798	12/20/17	—
State Street	KRW	27,737,920	USD	24,586	12/19/17	(228)
State Street	NOK	38,591	USD	4,881	11/22/17	154
State Street	RUB	303,330	USD	5,240	12/20/17	81
State Street	SGD	200	USD	149	12/20/17	2
State Street	TWD	501,900	USD	16,836	12/20/17	133
State Street	ZAR	8,880	USD	681	12/20/17	58
Westpac	USD	4,926	GBP	3,717	11/22/17	13
Westpac	ILS	17,115	USD	4,873	11/22/17	9
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts (å)						5,037

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 91

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Schedule of Investments, continued — October 31, 2017

Total Return Swap Contracts
Amounts in thousands
					Premiums	Unrealized
					Paid	Appreciation
		Notional		Termination	(Received)	(Depreciation)	Fair Value
Underlying Reference Entity	Counterparty	Amount	Terms	Date	$	$	$
Short
S&P 500 Total Return Index	Bank of America	USD 92,502	3 Month LIBOR + 0.300%(2)	12/15/17	—	(2,855)	(2,855)
Total Open Total Return Swap Contracts (å)					—	(2,855)	(2,855)

Credit Default Swap Contracts

Amounts in thousands

Credit Indices
							Premiums	Unrealized
					Fund (Pays)/		Paid/	Appreciation
		Purchase/Sell			Receives	Termination	(Received)	(Depreciation)	Fair Value
Reference Entity	Counterparty	Protection	Notional Amount		Fixed Rate	Date	$	$	$
CDX Emerging Markets
Index	Bank of America	Purchase	USD	16,000	(1.000%)(2)	12/20/22	669	(131)	538
CDX NA High Yield Index	Bank of America	Purchase	USD	44,900	(5.000%)(2)	12/20/22	(3,311)	(610)	(3,921)
CDX NA Investment Grade
Index	Bank of America	Sell	USD	128,400	1.000%(2)	12/20/22	2,699	369	3,068
Total Open Credit Indices Contracts (å)							57	(372)	(315)

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Investments in Affiliated Funds	$1,427,527	$—	$—	$—	$1,427,527	97.7
Options Purchased	3,875	—	—	—	3,875	0.3
Short-Term Investments	—	—	—	3,177	3,177	0.2
Total Investments	1,431,402	—	—	3,177	1,434,579	98.2
Other Assets and Liabilities, Net						1.8
						100.0
Other Financial Instruments
Assets
Futures Contracts	4,634	—	—	—	4,634	0.3
Foreign Currency Exchange Contracts	—	8,281	—	—	8,281	0.6
Credit Default Swap Contracts	—	3,606	—	—	3,606	0.2
'

See accompanying notes which are an integral part of the financial statements.

92 Growth Strategy Fund

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Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Liabilities
Futures Contracts	(10,090)	—	—	—	(10,090)	(0.7)
Foreign Currency Exchange Contracts	—	(3,244)	—	—	(3,244)	(0.2)
Total Return Swap Contracts	—	(2,855)	—	—	(2,855)	(0.2)
Credit Default Swap Contracts	—	(3,921)	—	—	(3,921)	(0.3)
Total Other Financial Instruments*	$(5,456)	$1,867	$—	$—	$(3,589)

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 93

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Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$3,875	$—	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	8,281	—
Variation margin on futures contracts**	4,634	—	—	—
Credit default swap contracts, at fair value	—	3,606	—	—
Total	$8,509	$3,606	$8,281	$—

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$8,838	$—	$—	$1,252
Unrealized depreciation on foreign currency exchange contracts	—	—	3,244	—
Total return swap contracts, at fair value	2,855	—	—	—
Credit default swap contracts, at fair value	—	3,921	—	—
Total	$11,693	$3,921	$3,244	$1,252
			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$(1,487)	$—	$—	$—
Futures contracts	(8,198)	—	—	1,594
Options written	2,859	—	—	—
Total return swap contracts	254	—	—	—
Credit default swap contracts	—	4,030	—	—
Foreign currency exchange contracts	—	—	(2,675)	—
Total	$(6,572)	$4,030	$(2,675)	$1,594

Location: Statement of Operations - Net change in unrealized appreciation
(depreciation)
Investments****	$1,930	$—	$—	$—
Futures contracts	(5,402)	—	—	(1,252)
Options written	(941)	—	—	—
Total return swap contracts	(5,365)	—	—	—
Credit default swap contracts	—	(652)	—	—
Foreign currency exchange contracts	—	—	(75)	—
Total	$(9,778)	$(652)	$(75)	$(1,252)

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Includes net change in unrealized appreciation/depreciation on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

94 Growth Strategy Fund

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Growth Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$3,875	$ — $	3,875
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	8,281	—	8,281
Futures Contracts	Variation margin on futures contracts	771	—	771
Credit Default Swap Contracts	Credit default swap contracts, at fair value	3,606	—	3,606
Total Financial and Derivative Assets		16,533	—	16,533
Financial and Derivative Assets not subject to a netting agreement		(8,253)	—	(8,253)
Total Financial and Derivative Assets subject to a netting agreement		$8,280	$ — $	8,280

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$138	$138	$—	$—
Bank of Montreal	1,815	860	—	955
BNP Paribas	171	—	—	171
Brown Brothers Harriman	871	131	—	740
Citigroup	2,845	870	—	1,975
Royal Bank of Canada	513	292	—	221
State Street	1,905	623	580	702
Westpac	22	—	—	22
Total	$8,280	$2,914	$580	$4,786

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 95

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Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$481	$ — $	481
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	3,244	—	3,244
Total Return Swap Contracts	Total return swap contracts, at fair value	2,855	—	2,855
Credit Default Swap Contracts	Credit default swap contracts, at fair value	3,921	—	3,921
Total Financial and Derivative Liabilities		10,501	—	10,501
Financial and Derivative Liabilities not subject to a netting agreement		(4,403)	—	(4,403)
Total Financial and Derivative Liabilities subject to a netting agreement		$6,098	$ — $	6,098

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$3,108	$138	$—	$ 2,970
Bank of Montreal	860	860	—	—
Brown Brothers Harriman	131	131	—	—
Citigroup	870	870	—	—
Royal Bank of Canada	389	292	—	97
State Street	740	623	—	117
Total	$6,098	$2,914	$—	$ 3,184

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

96 Growth Strategy Fund

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Growth Strategy Fund

Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$1,227,218
Investments, at fair value(>)	1,434,579
Cash (restricted)(a)(b)	24,564
Unrealized appreciation on foreign currency exchange contracts	8,281
Receivables:
Dividends from affiliated funds	4
Investments sold	457
Fund shares sold	801
From affiliates	2,223
Variation margin on futures contracts	771
Credit default swap contracts, at fair value(+)	3,606
Total assets	1,475,286
Liabilities
Payables:
Due to custodian	125
Due to broker (c)(d)	1,300
Fund shares redeemed	1,036
Accrued fees to affiliates	942
Other accrued expenses	167
Variation margin on futures contracts	481
Unrealized depreciation on foreign currency exchange contracts	3,244
Total return swap contracts, at fair value(8)	2,855
Credit default swap contracts, at fair value(+)	3,921
Total liabilities	14,071

Net Assets	$1,461,215

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 97

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Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(1,762)
Accumulated net realized gain (loss)	42,422
Unrealized appreciation (depreciation) on:
Investments	1,651
Investments in affiliated funds	205,710
Futures contracts	(5,456)
Foreign currency exchange contracts	5,037
Total return swap contracts	(2,855)
Credit default swap contracts	(372)
Shares of beneficial interest	1,121
Additional paid-in capital	1,215,719
Net Assets	$1,461,215

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$13.16
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$13.96
Class A — Net assets	$583,986,468
Class A — Shares outstanding ($. 01 par value)	44,369,645
Net asset value per share: Class C(#)	$12.72
Class C — Net assets	$497,276,084
Class C — Shares outstanding ($. 01 par value)	39,095,868
Net asset value per share: Class E(#)	$13.22
Class E — Net assets	$12,500,833
Class E — Shares outstanding ($. 01 par value)	945,630
Net asset value per share: Class R1(#)	$13.33
Class R1 — Net assets	$22,251,904
Class R1 — Shares outstanding ($. 01 par value)	1,668,802
Net asset value per share: Class R4(#)	$13.21
Class R4 — Net assets	$72,524,174
Class R4 — Shares outstanding ($. 01 par value)	5,489,047
Net asset value per share: Class R5(#)	$13.20
Class R5 — Net assets	$47,724,178
Class R5 — Shares outstanding ($. 01 par value)	3,614,405
Net asset value per share: Class S(#)	$13.33
Class S — Net assets	$224,847,167
Class S — Shares outstanding ($. 01 par value)	16,869,439
Net asset value per share: Class T(#)	$13.22
Class T — Net assets	$104,435
Class T — Shares outstanding ($. 01 par value)	7,899
Amounts in thousands
(8) Total return swap contracts - premiums paid (received)	$—
(+) Credit default swap contracts - premiums paid (received)	$57
(>) Investments in affiliated funds	$1,430,704

(a) Cash Collateral for Futures	$18,264
(b) Cash Collateral for Swaps	$6,300

See accompanying notes which are an integral part of the financial statements.

98 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
(c) Due to Broker for Swaps	$720
(d) Due to Broker for Forwards	$580
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 99

Russell Investment Company
Growth Strategy Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Income distributions from affiliated funds	$30,526

Expenses
Advisory fees	3,056
Administrative fees	649
Custodian fees	93
Distribution fees - Class A	1,460
Distribution fees - Class C	3,950
Distribution fees - Class R5	130
Distribution fees – Class T	—**
Transfer agent fees - Class A	1,168
Transfer agent fees - Class C	1,053
Transfer agent fees - Class E	31
Transfer agent fees - Class R1	91
Transfer agent fees - Class R4	156
Transfer agent fees - Class R5	104
Transfer agent fees - Class S	453
Transfer agent fees – Class T	—**
Professional fees	76
Registration fees	149
Shareholder servicing fees - Class C	1,317
Shareholder servicing fees - Class E	39
Shareholder servicing fees - Class R4	195
Shareholder servicing fees - Class R5	130
Trustees’ fees	51
Printing fees	208
Miscellaneous	30
Expenses before reductions	14,589
Expense reductions	(2,568)
Net expenses	12,021
Net investment income (loss)	18,505

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,487)
Investments in affiliated funds	29,332
Futures contracts	(6,604)
Options written	2,859
Foreign currency exchange contracts	(2,675)
Total return swap contracts	254
Credit default swap contracts	4,030
Foreign currency-related transactions	41
Capital gain distributions from affiliated funds	27,806
Net realized gain (loss)	53,556
Net change in unrealized appreciation (depreciation) on:
Investments	1,930
Investments in affiliated funds	163,631
Futures contracts	(6,654)
Options written	(941)
Foreign currency exchange contracts	(75)
Total return swap contracts	(5,365)

See accompanying notes which are an integral part of the financial statements.

100 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Credit default swap contracts	(652)
Net change in unrealized appreciation (depreciation)	151,874
Net realized and unrealized gain (loss)	205,430
Net Increase (Decrease) in Net Assets from Operations	$223,935

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 101

Russell Investment Company
Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,505	$27,698
Net realized gain (loss)	53,556	49,378
Net change in unrealized appreciation (depreciation)	151,874	(29,870)
Net increase (decrease) in net assets from operations	223,935	47,206

Distributions
From net investment income
Class A	(11,554)	(10,831)
Class C	(9,113)	(6,672)
Class E	(409)	(402)
Class R1	(1,566)	(1,744)
Class R4	(1,612)	(1,737)
Class R5	(999)	(913)
Class S	(4,686)	(4,740)
From net realized gain
Class A	(14,910)	—
Class C	(14,443)	—
Class E	(546)	—
Class R1	(1,891)	—
Class R4	(2,081)	—
Class R5	(1,364)	—
Class S	(5,623)	—
Net decrease in net assets from distributions	(70,797)	(27,039)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(285,858)	(314,636)
Total Net Increase (Decrease) in Net Assets	(132,720)	(294,469)

Net Assets
Beginning of period	1,593,935	1,888,404
End of period	$1,461,215	$1,593,935
Undistributed (overdistributed) net investment income included in net assets	$(1,762)	$5,678

See accompanying notes which are an integral part of the financial statements.

102 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	2,681	$33,090	2,440	$27,663
Proceeds from reinvestment of distributions	2,230	26,337	946	10,783
Payments for shares redeemed	(9,672)	(119,334)	(11,157)	(127,604)
Net increase (decrease)	(4,761)	(59,907)	(7,771)	(89,158)
Class C
Proceeds from shares sold	2,383	28,512	3,280	36,157
Proceeds from reinvestment of distributions	2,041	23,366	599	6,614
Payments for shares redeemed	(13,342)	(159,715)	(13,306)	(147,933)
Net increase (decrease)	(8,918)	(107,837)	(9,427)	(105,162)
Class E
Proceeds from shares sold	92	1,136	208	2,362
Proceeds from reinvestment of distributions	80	949	35	398
Payments for shares redeemed	(1,004)	(12,292)	(670)	(7,487)
Net increase (decrease)	(832)	(10,207)	(427)	(4,727)
Class R1
Proceeds from shares sold	633	7,906	1,224	14,117
Proceeds from reinvestment of distributions	289	3,451	151	1,742
Payments for shares redeemed	(5,659)	(69,933)	(3,405)	(39,322)
Net increase (decrease)	(4,737)	(58,576)	(2,030)	(23,463)
Class R4
Proceeds from shares sold	497	6,145	626	7,132
Proceeds from reinvestment of distributions	312	3,693	152	1,736
Payments for shares redeemed	(2,409)	(29,763)	(3,151)	(36,290)
Net increase (decrease)	(1,600)	(19,925)	(2,373)	(27,422)
Class R5
Proceeds from shares sold	427	5,274	622	7,074
Proceeds from reinvestment of distributions	199	2,363	80	913
Payments for shares redeemed	(1,613)	(20,068)	(1,535)	(17,463)
Net increase (decrease)	(987)	(12,431)	(833)	(9,476)
Class S
Proceeds from shares sold	3,505	43,726	3,097	35,740
Proceeds from reinvestment of distributions	856	10,224	407	4,689
Payments for shares redeemed	(5,650)	(71,025)	(8,295)	(95,657)
Net increase (decrease)	(1,289)	(17,075)	(4,791)	(55,228)
Class T(1)
Proceeds from shares sold	8	100	—	—
Net increase (decrease)	8	100	—	—
Total increase (decrease)	(23,116)	$(285,858)	(27,652)	$(314,636)

(1) For the period June 8, 2017 (commencement of operations) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 103

Russell Investment Company
Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2017	11.88	. 17	1.66	1.83	(. 24)	(. 31)
October 31, 2016	11.68	. 21	. 19	. 40	(. 20)	—
October 31, 2015	12.14	. 30	(. 48)	(. 18)	(. 25)	—
October 31, 2014	11.60	. 23	. 52	. 75	(. 21)	—
October 31, 2013	10.11	. 17	1.48	1.65	(. 16)	—

Class C
October 31, 2017	11.54	. 08	1.61	1.69	(. 20)	(. 31)
October 31, 2016	11.36	. 11	. 19	. 30	(. 12)	—
October 31, 2015	11.85	. 20	(. 46)	(. 26)	(. 21)	—
October 31, 2014	11.36	. 13	. 52	. 65	(. 16)	—
October 31, 2013	9.93	. 08	1.46	1.54	(. 11)	—

Class E
October 31, 2017	11.93	. 23	1.61	1.84	(. 24)	(. 31)
October 31, 2016	11.73	. 23	. 17	. 40	(. 20)	—
October 31, 2015	12.19	. 35	(. 53)	(. 18)	(. 25)	—
October 31, 2014	11.64	. 24	. 52	. 76	(. 21)	—
October 31, 2013	10.15	. 18	1.47	1.65	(. 16)	—

Class R1
October 31, 2017	12.02	. 32	1.56	1.88	(. 26)	(. 31)
October 31, 2016	11.81	. 26	. 18	. 44	(. 23)	—
October 31, 2015	12.27	. 36	(. 50)	(. 14)	(. 29)	—
October 31, 2014	11.72	. 29	. 52	. 81	(. 26)	—
October 31, 2013	10.21	. 20	1.50	1.70	(. 19)	—

Class R4(1)
October 31, 2017	11.92	. 19	1.66	1.85	(. 25)	(. 31)
October 31, 2016	11.72	. 23	. 17	. 40	(. 20)	—
October 31, 2015	12.18	. 33	(. 50)	(. 17)	(. 26)	—
October 31, 2014	11.64	. 26	. 50	. 76	(. 22)	—
October 31, 2013	10.14	. 19	1.48	1.67	(. 17)	—

Class R5(2)
October 31, 2017	11.93	. 15	1.66	1.81	(. 23)	(. 31)
October 31, 2016	11.73	. 19	. 19	. 38	(. 18)	—
October 31, 2015	12.19	. 31	(. 50)	(. 19)	(. 25)	—
October 31, 2014	11.65	. 24	. 49	. 73	(. 19)	—
October 31, 2013	10.16	. 17	1.47	1.64	(. 15)	—

Class S
October 31, 2017	12.02	. 21	1.67	1.88	(. 26)	(. 31)
October 31, 2016	11.81	. 25	. 19	. 44	(. 23)	—
October 31, 2015	12.27	. 34	(. 49)	(. 15)	(. 28)	—
October 31, 2014	11.72	. 26	. 53	. 79	(. 24)	—
October 31, 2013	10.21	. 19	1.50	1.69	(. 18)	—

Class T
October 31, 2017(3)	12.66	. 02	. 54	. 56	—	—

See accompanying notes which are an integral part of the financial statements.

104 Growth Strategy Fund

					%	%	%
		$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
$	$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
Return of	Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Capital	Distributions	Period	Return(c)(d)	(000)	Gross(f)(g)	Net(e)(f)(g)	Net Assets(b)(c)(e)	Turnover Rate(c)

—	(. 55)	13.16	15.98	583,987	. 73	. 57	1.39	23
—	(. 20)	11.88	3.50	583,888	. 72	. 57	1.85	14
(. 03)	(. 28)	11.68	(1.50)	664,817	. 72	. 56	2.51	39
—	(. 21)	12.14	6.52	759,361	. 72	. 56	1.91	22
—	(. 16)	11.60	16.55	768,352	. 71	. 57	1.53	11

—	(. 51)	12.72	15.13	497,276	1.48	1.32	. 64	23
—	(. 12)	11.54	2.69	554,255	1.47	1.32	1.04	14
(. 02)	(. 23)	11.36	(2.31)	652,442	1.47	1.31	1.68	39
—	(. 16)	11.85	5.77	761,495	1.47	1.31	1.12	22
—	(. 11)	11.36	15.62	763,893	1.46	1.32	. 76	11

—	(. 55)	13.22	15.99	12,501	. 73	. 57	1.87	23
—	(. 20)	11.93	3.48	21,217	. 72	. 57	1.96	14
(. 03)	(. 28)	11.73	(1.51)	25,868	. 72	. 56	2.89	39
—	(. 21)	12.19	6.57	50,878	. 72	. 56	2.04	22
—	(. 16)	11.64	16.47	69,531	. 71	. 57	1.67	11

—	(. 57)	13.33	16.22	22,252	. 48	. 27	2.59	23
—	(. 23)	12.02	3.86	76,969	. 47	. 27	2.24	14
(. 03)	(. 32)	11.81	(1.15)	99,618	. 47	. 23	2.96	39
—	(. 26)	12.27	6.95	149,940	. 47	. 17	2.43	22
—	(. 19)	11.72	16.93	166,211	. 46	. 17	1.87	11

—	(. 56)	13.21	16.03	72,524	. 73	. 52	1.52	23
—	(. 20)	11.92	3.53	84,535	. 72	. 52	1.97	14
(. 03)	(. 29)	11.72	(1.42)	110,916	. 72	. 48	2.72	39
—	(. 22)	12.18	6.63	148,650	. 72	. 42	2.19	22
—	(. 17)	11.64	16.73	199,046	. 71	. 42	1.74	11

—	(. 54)	13.20	15.70	47,724	. 98	. 77	1.24	23
—	(. 18)	11.93	3.23	54,899	. 97	. 77	1.69	14
(. 02)	(. 27)	11.73	(1.71)	63,731	. 97	. 73	2.60	39
—	(. 19)	12.19	6.37	94,141	. 97	. 67	2.01	22
—	(. 15)	11.65	16.37	135,920	. 96	. 67	1.57	11

—	(. 57)	13.33	16.20	224,847	. 48	. 32	1.64	23
—	(. 23)	12.02	3.81	218,172	. 47	. 32	2.20	14
(. 03)	(. 31)	11.81	(1.23)	271,012	. 47	. 31	2.81	39
—	(. 24)	12.27	6.81	317,268	. 47	. 31	2.16	22
—	(. 18)	11.72	16.80	304,251	. 46	. 32	1.71	11

—	—	13.22	4.42	104	. 74	. 57	. 15	23

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 105

Russell Investment Company
Growth Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$54,407
Administration fees	52,779
Distribution fees	451,684
Shareholder servicing fees	134,104
Transfer agent fees	242,323
Trustee fees	6,757
$942,054

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,					Change in
	Beginning of		Realized Gain			Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)		Gain (Loss)	of Period	Distributions	Distributions
Commodity Strategies Fund	$46,779	$1,660	$5,051	$(3,361	) $	4,543	$44,570	$—	$—
Global Infrastructure Fund	47,155	3,324	13,354	1,715		1,930	40,770	1,502	1,315
Global Real Estate Securities Fund	45,907	4,661	10,183	227		(1,794)	38,818	1,757	2,528
Multifactor U. S. Equity Fund	173,900	54,706	134,433	13,516		24,109	131,798	3,101	—
U. S. Defensive Equity Fund	78,982	6,640	21,700	5,966		850	70,738	784	5,456
U. S. Dynamic Equity Fund	126,040	6,653	98,022	11,615		5,701	51,987	1,025	4,974
U. S. Small Cap Equity Fund	139,551	34,455	40,270	1,076		34,088	168,900	986	298
Global Opportunistic Credit Fund	126,390	6,497	52,051	(747)		4,245	84,334	4,356	—
Strategic Bond Fund	158,232	6,815	85,326	(1,369)		(5,416)	72,936	4,726	887
Unconstrained Total Return Fund	63,458	75,213	16,188	(93)		(95)	122,295	2,604	154
Emerging Markets Fund	141,747	3,829	64,474	(453)		30,197	110,846	1,699	—
Global Equity Fund	189,943	69,100	52,907	3,479		23,642	233,257	3,078	12,194
Multifactor International Equity Fund	206,237	70,919	60,272	(2,239)		41,633	256,278	4,806	—
U. S. Cash Management Fund	21,946	253,905	272,672	—		(2)	3,177	102	—
	$1,566,267	$598,377	$926,903	$29,332		$163,631	$1,430,704	$30,526	$27,806

Federal Income Taxes

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$1,232,425,647
Unrealized Appreciation	$238,437,401
Unrealized Depreciation	(40,670,866)
Net Unrealized Appreciation (Depreciation)	$197,766,535
Undistributed Ordinary Income	$721,976
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$45,831,396
Tax Composition of Distributions
Ordinary Income	$29,939,466
Long-Term Capital Gains	$40,857,988

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

See accompanying notes which are an integral part of the financial statements.

106 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Federal Income Taxes, continued

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$3,994
Accumulated net realized gain (loss)	(3,993)
Additional paid-in capital	(1)

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 107

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2017 (Unaudited)

Equity Growth Strategy Fund - Class A‡			Equity Growth Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	12.23%		1 Year	18.86%
5 Years	7.86	%§	5 Years	8.99	%§
10 Years	1.97	%§	10 Years	2.41	%§

Equity Growth Strategy Fund - Class C			Equity Growth Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	18.24%		1 Year	19.41%
5 Years	8.32	%§	5 Years	9.44	%§
10 Years	1.81	%§	10 Years	2.84	%§

Equity Growth Strategy Fund - Class E			Equity Growth Strategy Fund - Class T‡‡‡‡
	Total			Total
	Return			Return
1 Year	19.16%		1 Year	16.15%
5 Years	9.14	%§	5 Years	8.59	%§
10 Years	2.58	%§	10 Years	2.32	%§

Equity Growth Strategy Fund - Class R1			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	19.52%		1 Year	23.67%
5 Years	9.56	%§	5 Years	15.18	%§
10 Years	2.93	%§	10 Years	7.61	%§

Equity Growth Strategy Fund - Class R4‡‡			Russell Developed ex-U. S. Large Cap® Index Net***
				Total
	Total			Return
	Return
1 Year	19.14%		1 Year	23.12%
5 Years	9.27	%§	5 Years	8.25	%§
10 Years	2.67	%§	10 Years	1.26	%§

108 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

The Equity Growth Strategy Fund (the “Fund”) is a fund of funds	of the fixed income market over the one-year period. Rising
that invests principally in other Russell Investment Company	interest rates posed a challenge to other fixed income assets, as
mutual funds (the “Underlying Funds”) . Certain Underlying	well as more interest rate sensitive real assets such as global real
Funds employ a multi-manager approach whereby portions of	estate investment trusts (“REITs”) and global infrastructure.
the Underlying Funds are allocated to different money managers.	Within equities, emerging markets were the strongest performing
Underlying Fund assets not allocated to money managers are	segment of global equity markets over the period, followed by
managed by Russell Investment Management, LLC (“RIM”), the	U. S. equity markets and non-U. S. developed equity markets.
Fund’s and Underlying Funds’ advisor. RIM, as the Underlying	Overall, global equity markets posted very strong returns, as the
Funds’ advisor, may change the allocation of the Underlying Funds’	Russell Developed Large Cap® Index (Net) gained 23.03%. The
assets among money managers at any time. An exemptive order	Fund’s strategic exposure to emerging markets proved beneficial
from the Securities and Exchange Commission (“SEC”) permits	over the period as they rallied, boosted by lower interest rates
RIM to engage or terminate a money manager in an Underlying	and improving economic growth. By contrast, non-U. S. developed
Fund at any time, subject to approval by the Underlying Fund’s	equities slightly lagged U. S. equities, as defensive and commodity
Board, without a shareholder vote. Pursuant to the terms of the	sectors, especially consumer staples, health care and energy,
exemptive order, an Underlying Fund is required to notify its	weighed on non-U. S. equity returns.
shareholders within 90 days of when a money manager begins
providing services.	How did the investment strategies and techniques employed

What is the Fund’s investment objective?	by the Fund and the Underlying Funds affect the Fund’s
performance?
The Fund seeks to provide high long term capital appreciation.	The Fund is a fund of funds and its performance is based on RIM’s
How did the Fund perform relative to its benchmark for the	strategic asset allocations, the performance of the Underlying
fiscal year ended October 31, 2017?	Funds in which the Fund invests, and tactical changes in the
For the fiscal year ended October 31, 2017, the Fund’s Class A,	Fund’s asset allocation throughout the year. In order to seek to
Class C, Class E, Class R1, Class R4, Class R5, Class S and	achieve the Fund’s objective during the period, RIM’s strategic
Class T Shares gained 19.08%, 18.24%, 19.16%, 19.52%,	asset allocation included investments in global equity, fixed
19.14%, 18.86%, 19.41% and 19.16%, respectively. This is	income and alternative Underlying Funds.
compared to the Fund’s primary benchmark, the Russell 1000®	The Fund’s diverse asset allocation detracted from relative
Index, which gained 23.67% during the same period. The Fund’s	performance during the period. Non-traditional asset classes
performance includes operating expenses, whereas index returns	such as high yield bonds returned 9.42%, as measured by
are unmanaged and do not include expenses of any kind. For	the ICE BofAML Global High Yield Index Hedged (USD),
Share Classes with inception dates after November 1, 2016,	underperforming the Fund’s primary benchmark, the Russell
annual returns reflect the returns of other Share Classes of the	1000® Index. Non-U. S. developed equities and commodities
Fund for the period prior to inception. Please refer to the footnotes	delivered positive returns as measured by the Russell Developed
at the end of the Portfolio Management Discussion and Analysis,	ex-U. S. Large Cap® Index Net and Bloomberg Commodity Index
as applicable.	Total Return, but underperformed relative to U. S. equities.
For the fiscal year ended October 31, 2017, the Morningstar®	Within the Fund’s fixed income portfolio, an allocation to the
Allocation-70% to 85% Equity Category, a group of funds that	Global Opportunistic Credit Fund was positive in terms of
Morningstar considers to have investment strategies similar to	absolute returns, but fell short relative to the strong U. S. equity
those of the Fund, gained 16.37%. This result serves as a peer	market return as tracked by the Fund’s Russell 1000® Index
comparison and is expressed net of operating expenses.	benchmark.

How did the market conditions described in the Market	The equity portion of the Fund’s portfolio provided mixed results
Summary report affect the Fund’s performance?	as compared to the Russell 1000® Index, though generally
The Fund seeks to achieve its objective by investing in Underlying	benefited from the strong performance of global equity markets
Funds that provide exposure to a range of diversified investments,	over the period. An allocation to the U. S. Defensive Equity
and most major asset classes invested in by the Underlying Funds	Fund was a notable detractor as stock selection within the
produced positive absolute returns during the period.	Underlying Fund drove underperformance, especially through
underperforming holdings within the consumer staples and
Within the Fund’s fixed income portfolio, exposure to high yield	consumer discretionary sectors. The U. S. Dynamic Equity Fund
debt was beneficial as it was among the best-performing segments	faced performance challenges as well, due to its underweight

Equity Growth Strategy Fund 109

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

to the largest capitalization stocks. The Multifactor U. S. Equity	In second quarter 2017, given the strength in the Ruble and
Fund and Global Equity Fund contributed to excess returns,	South African Rand and closing valuation gaps, RIM removed
with the former benefiting from an overweight to financials and	overweights to these currencies achieved via currency forward
underweight to real estate, and the latter benefiting from strategic	contracts after these positions added value. During third quarter
and tactical overweights to value.	2017, RIM moved to an underweight position in the Global
The alternative assets portion of the Fund’s portfolio also	Infrastructure Fund as rising interest rates and higher valuations
contributed positively to absolute returns but failed to match the	became more of a concern for the rate-sensitive sector. RIM
performance of U. S. equity markets. The rising rate environment	maintained an underweight to the Global Real Estate Securities
over the one-year period, combined with a stronger dollar that	Fund over the period due to its rate-sensitive nature. RIM’s
picked up towards end of third quarter 2017, created headwinds	modifications to the Fund’s asset allocation were additive during
for rate-sensitive asset classes such as listed REITs and listed	the period.
infrastructure.	RIM also made strategic asset allocation changes during the
period. In April 2017, RIM added two derivatives-based
Describe any changes to the Fund’s structure or allocation	positioning strategies: a global real yield strategy and a currency
to the Underlying Funds.	factor strategy.
RIM has the discretion to vary the Fund’s actual allocation
from the target strategic asset allocation by up to +/- 5% at	The global real yield strategy utilizes global government bond
the equity, fixed income or alternative category level based on	futures to take long positions in high quality government bonds
RIM’s capital markets research. In addition to investing in the	whose net-of-inflation yields are expected to be relatively high
Underlying Funds, RIM may seek to actively manage a Fund’s	and short positions where net-of-inflation yield is expected to be
overall exposures by investing in derivatives that RIM believes	relatively low. This strategy had a negative impact on performance
will achieve the desired risk/return profile for the Fund. RIM’s	as the long positions underperformed as interest rates rose on
asset allocation modifications, implemented through both tactical	those positions, widening compared to the short positions.
changes to Underlying Fund allocations and derivatives-based	The currency factor strategy utilizes currency forward contracts to
exposures, benefited the Fund’s performance relative to the	take long and short positions in global foreign exchange markets.
Fund’s target strategic asset allocation.	Over the fiscal year, the currency overlay strategy was negative for
RIM tactically adapted the Fund’s asset allocation over the period	the Fund’s benchmark-relative performance.
as market opportunities and risks evolved. RIM continued to	The views expressed in this report reflect those of the
operate the Fund as a risk manager rather than risk taker. The	portfolio managers only through the end of the period
Fund maintained an underweight position in U. S. equity by	covered by the report. These views do not necessarily
trimming its exposure to the U. S. Defensive Equity Fund relative	represent the views of RIM, or any other person in RIM or
to RIM’s long-term strategic weights, while keeping an overweight	any other affiliated organization. These views are subject to
position in Europe ex-UK equities relative to RIM’s strategic	change at any time based upon market conditions or other
positioning via the Multifactor International Equity Fund. During	events, and RIM disclaims any responsibility to update the
the first quarter of 2017, as equity markets ran upwards and	views contained herein. These views should not be relied on
credit spreads compressed, RIM trimmed high yield exposure to	as investment advice and, because investment decisions for
an underweight for the first time since 2015 by underweighting	a Russell Investment Company (“RIC”) Fund are based on
the Global Opportunistic Credit Fund.	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

110 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2017
(Unaudited)

* Assumes initial investment on November 1, 2007.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

*** Russell Developed ex-U.S. Large Cap Index® (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class R2
Shares, which have the same expenses as Class R4 Shares. Class R2 Shares are no longer offered and were reclassified as Class R4 on October 1, 2014.

‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares, which have the same expenses as Class R5 Shares. Class R3 Shares are no longer offered and were reclassified as Class R5 on October 1, 2014.

‡‡‡‡ The Fund first issued Class T Shares on June 8, 2017. The returns shown for Class T Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class T sales charge of 2.50%. Class T Shares will have substantially similar annual returns as the Class E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class T Shares do not have the same expenses as Class E Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Equity Growth Strategy Fund 111

Russell Investment Company
Equity Growth Strategy Fund

Shareholder Expense Example — October 31, 2017 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2017	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2017	$1,072.60	$1,022.33
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$2.98	$2.91

Fund is from May 1, 2017 to October 31, 2017.	* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
The information in the table under the heading “Actual	year period) . May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2017	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2017	$1,068.30	$1,018.55
	Expenses Paid During Period*	$6.88	$6.72
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.32%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period) . May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2017	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2017	$1,072.60	$1,022.33
of other funds.	Expenses Paid During Period*	$2.98	$2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

112 Equity Growth Strategy Fund

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Equity Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2017 (Unaudited)

		Hypothetical			Hypothetical
		Performance (5%			Performance (5%
	Actual	return before		Actual	return before
Class R1	Performance	expenses)	Class T	Performance	expenses)
Beginning Account Value			Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00	June 8, 2017	$1,000.00	$1,000.00
Ending Account Value			Ending Account Value
October 31, 2017	$1,074.50	$1,024.00	October 31, 2017	$1,052.80	$1,022.33
Expenses Paid During Period*	$1.25	$1.22	Expenses Paid During Period*	$2.34	$2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.24%			* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average			(representing the 146-day period annualized), multiplied by the average
account value over the period, multiplied by 184/365 (to reflect the one-half			account value over the period, multiplied by 146/365 (to reflect the period
year period) . May reflect amounts waived and/or reimbursed. Without any			since commencement of operations) . May reflect amounts waived and/or
waivers and/or reimbursements, expenses would have been higher.			reimbursed. Without any waivers and/or reimbursements, expenses would have
			been higher. Hypothetical expenses are equal to the Fund’s annualized expense
		Hypothetical	ratio of 0.57% (representing the six-month period annualized), multiplied by
		Performance (5%	the average account value over the period, multiplied by 184/365 (to reflect the
	Actual	return before	on-half year period) .
Class R4	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,072.40	$1,022.74
Expenses Paid During Period*	$2.56	$2.50

* Expenses are equal to the Fund's annualized expense ratio of 0.49%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,071.60	$1,021.48
Expenses Paid During Period*	$3.86	$3.77

* Expenses are equal to the Fund's annualized expense ratio of 0.74%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2017	$1,000.00	$1,000.00
Ending Account Value
October 31, 2017	$1,073.90	$1,023.59
Expenses Paid During Period*	$1.67	$1.63

* Expenses are equal to the Fund's annualized expense ratio of 0.32%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) . May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Equity Growth Strategy Fund 113

Russell Investment Company
Equity Growth Strategy Fund

Schedule of Investments — October 31, 2017

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Affiliated Funds - 97.0%
Alternative - 6.4%
Commodity Strategies Fund Class Y	3,388,589		19,145
Global Infrastructure Fund Class Y	1,502,952		18,637
Global Real Estate Securities Fund Class Y	97,220		3,352
			41,134

Domestic Equities - 32.6%
Multifactor U. S. Equity Fund Class Y	2,755,058		36,780
U. S. Defensive Equity Fund Class Y	846,013		45,625
U. S. Dynamic Equity Fund Class Y	2,841,729		33,959
U. S. Small Cap Equity Fund Class Y	2,669,511		92,606
			208,970

Fixed Income - 9.4%
Global Opportunistic Credit Fund Class Y	3,146,013		31,712
Unconstrained Total Return Fund Class Y	2,869,708		28,611
			60,323

International Equities - 48.6%
Emerging Markets Fund Class Y	3,139,450		65,583
Global Equity Fund Class Y	11,077,066		131,818
Multifactor International Equity Fund Class Y	11,008,008		114,373
			311,774

Total Investments in Affiliated Funds
(cost $549,097)			622,201

Options Purchased - 0.3%
(Number of Contracts)
S&P 500 Index
Goldman Sachs Jan 2018 2,500.00 Call (194)	USD 48,500 (ÿ)		1,999
Total Options Purchased
(cost $1,147)			1,999

Short-Term Investments - 0.9%
U. S. Cash Management Fund(@)	5,961,881	(8)	5,962
Total Short-Term Investments
(cost $5,962)			5,962

Total Investments 98.2%
(identified cost $556,206)			630,162

Other Assets and Liabilities, Net - 1.8%			11,419
Net Assets - 100.0%			641,581

See accompanying notes which are an integral part of the financial statements.

114 Equity Growth Strategy Fund

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Equity Growth Strategy Fund

Schedule of Investments, continued — October 31, 2017

Futures Contracts

Amounts in thousands (except contract amounts)
							Value and
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
Amsterdam Index Futures			46	EUR	5,075	11/17	76
Australia 10 Year Bond Futures			246	AUD	31,698	12/17	(28)
CAC40 Euro Index Futures			265	EUR	14,579	11/17	440
Canadian 10 Year Government Bond Futures			73	CAD	10,032	12/17	(22)
DAX Index Futures			38	EUR	12,561	12/17	830
Dow Jones U. S. Real Estate Index Futures			31	USD	980	12/17	(9)
EURO STOXX 50 Index Futures			246	EUR	9,048	12/17	585
FTSE/MIB Index Futures			31	EUR	3,530	12/17	116
IBEX 35 Index Futures			45	EUR	4,745	11/17	216
MSCI EAFE Mini Index Futures			74	USD	7,427	12/17	267
OMXS30 Index Futures			190	SEK	31,726	11/17	83
United States 10 Year Treasury Note Futures			162	USD	20,240	12/17	(262)
Short Positions
Euro-Bund Futures			114	EUR	18,554	12/17	(60)
FTSE 100 Index Futures			77	GBP	5,750	12/17	(211)
Hang Seng Index Futures			3	HKD	4,230	11/17	2
Long Gilt Futures			137	GBP	17,033	12/17	485
MSCI Emerging Markets Mini Index Futures			66	USD	3,710	12/17	(94)
MSCI Singapore Index Futures			4	SGD	152	11/17	(1)
Russell 1000 Mini Index Futures			17	USD	1,212	12/17	(42)
Russell 2000 Mini Index Futures			295	USD	22,165	12/17	(1,283)
S&P 400 E-Mini Index Futures			10	USD	1,834	12/17	(121)
S&P 500 E-Mini Index Futures			201	USD	25,856	12/17	(1,035)
S&P/TSX Index Futures			65	CAD	12,293	12/17	(672)
SPI 200 Index Futures			81	AUD	11,923	12/17	(282)
TOPIX Index Futures			3	JPY	52,890	12/17	(38)
Total Value and Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(1,060)

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Bank of America	USD	3,034		EUR	2,560	12/20/17	(44)
Bank of America	USD	284		SEK	2,310	12/20/17	(7)
Bank of America	GBP	4,221		USD	5,535	12/20/17	(81)
Bank of America	SEK	9,327		USD	1,180	12/20/17	63
Bank of America	SGD	553		USD	410	12/20/17	4
Bank of Montreal	USD	1,380		CAD	1,678	12/20/17	(79)
Bank of Montreal	USD	532		GBP	405	12/20/17	7
Bank of Montreal	USD	933		JPY	100,910	12/20/17	(44)
Bank of Montreal	USD	1,102	MXN		19,773	12/20/17	(79)
Bank of Montreal	USD	5,338		NZD	7,451	11/22/17	(242)
Bank of Montreal	USD	7,556		SEK	61,201	11/22/17	(238)
Bank of Montreal	AUD	3,390		USD	2,720	12/20/17	126
Bank of Montreal	EUR	503		USD	607	12/20/17	20
Bank of Montreal	HKD	8,953		USD	1,147	12/20/17	(1)
Bank of Montreal	JPY	804,638		USD	7,429	12/20/17	336
Bank of Montreal	NZD	10,612		USD	7,603	11/22/17	344

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 115

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Equity Growth Strategy Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of Montreal	SEK	42,971	USD	5,305	11/22/17	167
BNP Paribas	MXN	94,030	USD	4,943	12/20/17	78
Brown Brothers Harriman	USD	1,382	CAD	1,678	12/20/17	(81)
Brown Brothers Harriman	USD	532	GBP	405	12/20/17	7
Brown Brothers Harriman	USD	937	JPY	100,910	12/20/17	(47)
Brown Brothers Harriman	USD	1,102	MXN	19,773	12/20/17	(79)
Brown Brothers Harriman	AUD	2,807	USD	2,240	12/20/17	93
Brown Brothers Harriman	AUD	3,390	USD	2,720	12/20/17	127
Brown Brothers Harriman	CAD	3,811	USD	3,117	12/20/17	160
Brown Brothers Harriman	EUR	503	USD	607	12/20/17	20
Citigroup	USD	1,383	CAD	1,678	12/20/17	(82)
Citigroup	USD	3,201	EUR	2,714	11/22/17	(37)
Citigroup	USD	7,523	EUR	6,378	11/22/17	(86)
Citigroup	USD	533	GBP	405	12/20/17	6
Citigroup	USD	937	JPY	100,910	12/20/17	(47)
Citigroup	USD	988	MXN	17,760	12/20/17	(69)
Citigroup	USD	1,102	MXN	19,773	12/20/17	(79)
Citigroup	AUD	3,390	USD	2,723	12/20/17	130
Citigroup	AUD	3,760	USD	2,996	12/20/17	120
Citigroup	CAD	2,430	USD	1,994	12/20/17	109
Citigroup	CHF	3,138	USD	3,221	11/22/17	72
Citigroup	CHF	5,178	USD	5,315	11/22/17	118
Citigroup	CHF	2,890	USD	3,007	12/20/17	100
Citigroup	EUR	503	USD	607	12/20/17	20
Citigroup	EUR	11,770	USD	14,041	12/20/17	294
Citigroup	GBP	4,540	USD	6,077	12/20/17	38
Citigroup	INR	256,040	USD	3,952	12/20/17	15
Citigroup	JPY	994,410	USD	9,024	12/20/17	258
Citigroup	MXN	95,810	USD	4,954	12/20/17	(3)
Royal Bank of Canada	USD	5,313	AUD	6,780	11/22/17	(125)
Royal Bank of Canada	USD	1,382	CAD	1,678	12/20/17	(81)
Royal Bank of Canada	USD	533	GBP	405	12/20/17	6
Royal Bank of Canada	USD	3,223	JPY	361,046	11/22/17	(45)
Royal Bank of Canada	USD	937	JPY	100,910	12/20/17	(48)
Royal Bank of Canada	USD	1,100	MXN	19,773	12/20/17	(77)
Royal Bank of Canada	AUD	3,390	USD	2,723	12/20/17	129
Royal Bank of Canada	EUR	503	USD	607	12/20/17	20
Royal Bank of Canada	JPY	848,457	USD	7,575	11/22/17	107
State Street	USD	2,722	INR	175,920	12/20/17	(17)
State Street	USD	7,535	NOK	59,581	11/22/17	(238)
State Street	USD	300	SEK	2,370	12/20/17	(16)
State Street	USD	301	ZAR	3,920	12/20/17	(26)
State Street	BRL	13,060	USD	4,173	12/20/17	204
State Street	CHF	2,550	USD	2,691	12/20/17	127
State Street	CNY	139,940	USD	21,301	12/20/17	276
State Street	DKK	33,335	USD	5,283	11/22/17	59
State Street	EUR	9,518	USD	11,424	12/20/17	305
State Street	HKD	4,240	USD	544	12/20/17	—
State Street	KRW	14,897,240	USD	13,204	12/19/17	(122)
State Street	MXN	95,980	USD	4,970	12/20/17	4
State Street	NOK	25,354	USD	3,207	11/22/17	101
State Street	RUB	192,690	USD	3,329	12/20/17	52
State Street	SGD	140	USD	104	12/20/17	2

See accompanying notes which are an integral part of the financial statements.

116 Equity Growth Strategy Fund

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Equity Growth Strategy Fund

Schedule of Investments, continued — October 31, 2017

Foreign Currency Exchange Contracts
Amounts in thousands
								Unrealized
								Appreciation
			Amount		Amount			(Depreciation)
Counterparty			Sold		Bought	Settlement Date		$
State Street		TWD	295,740	USD	9,920	12/20/17		79
Westpac		USD	3,236	GBP	2,442	11/22/17		9
Westpac		ILS	11,245	USD	3,201	11/22/17		6
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts								2,098

Total Return Swap Contracts
Amounts in thousands
						Premiums	Unrealized
						Paid	Appreciation
		Notional			Termination	(Received)	(Depreciation)	Fair Value
Underlying Reference Entity	Counterparty	Amount	Terms		Date	$	$	$
Short
S&P 500 Total Return Index	Bank of America	USD 48,001	3 Month LIBOR + 0.300%(2)		12/15/17	—	(1,482)	(1,482)
Total Open Total Return Swap Contracts (å)						—	(1,482)	(1,482)

Credit Default Swap Contracts

Amounts in thousands

Credit Indices
								Unrealized
					Fund (Pays)/		Premiums	Appreciation
		Purchase/Sell			Receives	Termination	Paid/(Received)	(Depreciation)	Fair Value
Reference Entity	Counterparty	Protection	Notional Amount		Fixed Rate	Date	$	$	$
CDX NA High Yield
Index	Bank of America	Sell	USD	24,000	1.000%(2)	12/20/22	504	69	573
CDX NA Investment
Grade Index	Bank of America	Purchase	USD	6,000	(1.000%)(2)	12/20/22	251	(49)	202
CDX NA Investment
Grade Index	Bank of America	Purchase	USD	17,000	(5.000%)(2)	12/20/22	(1,243)	(242)	(1,485)
Total Open Credit Indices Contracts (å)							(488)	(222)	(710)

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Investments in Affiliated Funds	$622,201	$—	$—	$—	$622,201	97.0
Options Purchased	1,999	—	—	—	1,999	0.3
Short-Term Investments	—	—	—	5,962	5,962	0.9
Total Investments	624,200	—	—	5,962	630,162	98.2
Other Assets and Liabilities, Net						1.8
						100.0

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 117

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Schedule of Investments, continued — October 31, 2017

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Other Financial Instruments
Assets
Futures Contracts	3,100	—	—	—	3,100	0.5
Foreign Currency Exchange Contracts	—	4,318	—	—	4,318	0.7
Credit Default Swap Contracts	—	775	—	—	775	0.1
'
Liabilities
Futures Contracts	(4,160)	—	—	—	(4,160)	(0.6)
Foreign Currency Exchange Contracts	—	(2,220)	—	—	(2,220)	(0.3)
Total Return Swap Contracts	—	(1,482)	—	—	(1,482)	(0.2)
Credit Default Swap Contracts	—	(1,485)	—	—	(1,485)	(0.2)
Total Other Financial Instruments*	$(1,060)	$(94)	$—	$—	$(1,154)

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2017, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

118 Equity Growth Strategy Fund

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Fair Value of Derivative Instruments — October 31, 2017

Amounts in thousands

			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$1,999	$—	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	4,318	—
Variation margin on futures contracts**	2,615	—	—	485
Credit default swap contracts, at fair value	—	775	—	—
Total	$4,614	$775	$4,318	$485

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$3,788	$—	$—	$372
Unrealized depreciation on foreign currency exchange contracts	—	—	2,220	—
Total return swap contracts, at fair value	1,482	—	—	—
Credit default swap contracts, at fair value	—	1,485	—	—
Total	$5,270	$1,485	$2,220	$372
			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$401	$—	$—	$—
Futures contracts	115	—	—	(438)
Options written	642	—	—	—
Total return swap contracts	141	—	—	—
Credit default swap contracts	—	(113)	—	—
Foreign currency exchange contracts	—	—	(1,460)	—
Total	$1,299	$(113)	$(1,460)	$(438)

Location: Statement of Operations - Net change in unrealized appreciation
(depreciation)
Investments****	$815	$—	$—	$—
Futures contracts	(1,705)	—	—	113
Options written	(69)	—	—	—
Total return swap contracts	(2,746)	—	—	—
Credit default swap contracts	—	(227)	—	—
Foreign currency exchange contracts	—	—	398	—
Total	$(3,705)	$(227)	$398	$113

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Includes net change in unrealized appreciation/depreciation on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2017

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$1,999	$ — $	1,999
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	4,318	—	4,318
Futures Contracts	Variation margin on futures contracts	429	—	429
Credit Default Swap Contracts	Credit default swap contracts, at fair value	775	—	775
Total Financial and Derivative Assets		7,521	—	7,521
Financial and Derivative Assets not subject to a netting agreement		(3,201)	—	(3,201)
Total Financial and Derivative Assets subject to a netting agreement		$4,320	$ — $	4,320

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$67	$67	$—	$—
Bank of Montreal	1,000	683	—	317
BNP Paribas	78	—	—	78
Brown Brothers Harriman	408	208	—	200
Citigroup	1,280	404	—	876
Royal Bank of Canada	263	263	—	—
State Street	1,209	342	420	447
Westpac	15	—	—	15
Total	$4,320	$1,967	$420	$1,933

See accompanying notes which are an integral part of the financial statements.

120 Equity Growth Strategy Fund

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Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2017

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$284	$ — $	284
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	2,220	—	2,220
Total Return Swap Contracts	Total return swap contracts, at fair value	1,482	—	1,482
Credit Default Swap Contracts	Credit default swap contracts, at fair value	1,485	—	1,485
Total Financial and Derivative Liabilities		5,471	—	5,471
Financial and Derivative Liabilities not subject to a netting agreement		(1,769)	—	(1,769)
Total Financial and Derivative Liabilities subject to a netting agreement		$3,702	$ — $	3,702

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$1,612	$67	$—	$ 1,545
Bank of Montreal	683	683	—	—
Brown Brothers Harriman	208	208	—	—
Citigroup	404	404	—	—
Royal Bank of Canada	376	263	—	113
State Street	419	342	—	77
Total	$3,702	$1,967	$—	$ 1,735

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities — October 31, 2017

Amounts in thousands
Assets
Investments, at identified cost	$556,206
Investments, at fair value(>)	630,162
Cash (restricted)(a)(b)	13,499
Unrealized appreciation on foreign currency exchange contracts	4,318
Receivables:
Dividends from affiliated funds	4
Fund shares sold	650
Variation margin on futures contracts	429
Credit default swap contracts, at fair value(+)	775
Total assets	649,837

Liabilities
Payables:
Due to custodian	1,405
Due to broker (c)	420
Investments purchased	149
Fund shares redeemed	317
Accrued fees to affiliates	380
Other accrued expenses	114
Variation margin on futures contracts	284
Unrealized depreciation on foreign currency exchange contracts	2,220
Total return swap contracts, at fair value(8)	1,482
Credit default swap contracts, at fair value(+)	1,485
Total liabilities	8,256

Net Assets	$641,581

See accompanying notes which are an integral part of the financial statements.

122 Equity Growth Strategy Fund

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Statement of Assets and Liabilities, continued — October 31, 2017

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(1,557)
Accumulated net realized gain (loss)	(46,998)
Unrealized appreciation (depreciation) on:
Investments	852
Investments in affiliated funds	73,104
Futures contracts	(1,060)
Foreign currency exchange contracts	2,098
Total return swap contracts	(1,482)
Credit default swap contracts	(222)
Shares of beneficial interest	497
Additional paid-in capital	616,349
Net Assets	$641,581

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$13.45
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$14.27
Class A — Net assets	$200,753,035
Class A — Shares outstanding ($. 01 par value)	14,924,937
Net asset value per share: Class C(#)	$12.05
Class C — Net assets	$228,120,698
Class C — Shares outstanding ($. 01 par value)	18,924,829
Net asset value per share: Class E(#)	$13.15
Class E — Net assets	$3,170,603
Class E — Shares outstanding ($. 01 par value)	241,155
Net asset value per share: Class R1(#)	$13.55
Class R1 — Net assets	$11,848,676
Class R1 — Shares outstanding ($. 01 par value)	874,750
Net asset value per share: Class R4(#)	$13.19
Class R4 — Net assets	$26,184,944
Class R4 — Shares outstanding ($. 01 par value)	1,984,493
Net asset value per share: Class R5(#)	$13.02
Class R5 — Net assets	$13,605,726
Class R5 — Shares outstanding ($. 01 par value)	1,044,705
Net asset value per share: Class S(#)	$13.52
Class S — Net assets	$157,791,906
Class S — Shares outstanding ($. 01 par value)	11,675,315
Net asset value per share: Class T(#)	$13.15
Class T — Net assets	$105,255
Class T — Shares outstanding ($. 01 par value)	8,006
Amounts in thousands
(+) Credit default swap contracts - premiums paid (received)	$(488)
(>) Investments in affiliated funds	$628,163
(8) Total return swap contracts - premiums paid (received)	$—

(a) Cash Collateral for Futures	$10,010
(b) Cash Collateral for Swaps	$3,489
(c) Due to Broker for Forwards	$420
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

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Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Investment Income
Income distributions from affiliated funds	$10,666

Expenses
Advisory fees	1,293
Administrative fees	275
Custodian fees	84
Distribution fees - Class A	480
Distribution fees - Class C	1,779
Distribution fees - Class R5	53
Distribution fees – Class T	—**
Transfer agent fees - Class A	384
Transfer agent fees - Class C	474
Transfer agent fees - Class E	8
Transfer agent fees - Class R1	35
Transfer agent fees - Class R4	56
Transfer agent fees - Class R5	43
Transfer agent fees - Class S	293
Transfer agent fees – Class T	—**
Professional fees	50
Registration fees	131
Shareholder servicing fees - Class C	593
Shareholder servicing fees - Class E	10
Shareholder servicing fees - Class R4	70
Shareholder servicing fees - Class R5	53
Trustees’ fees	21
Printing fees	92
Miscellaneous	20
Expenses before reductions	6,297
Expense reductions	(1,244)
Net expenses	5,053
Net investment income (loss)	5,613

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	401
Investments in affiliated funds	31,290
Futures contracts	(323)
Options written	642
Foreign currency exchange contracts	(1,460)
Total return swap contracts	141
Credit default swap contracts	(113)
Foreign currency-related transactions	17
Capital gain distributions from affiliated funds	13,374
Net realized gain (loss)	43,969
Net change in unrealized appreciation (depreciation) on:
Investments	815
Investments in affiliated funds	65,763
Futures contracts	(1,592)
Options written	(69)
Foreign currency exchange contracts	398
Total return swap contracts	(2,746)

See accompanying notes which are an integral part of the financial statements.

124 Equity Growth Strategy Fund

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Statement of Operations — For the Period Ended October 31, 2017

Amounts in thousands
Credit default swap contracts	(227)
Net change in unrealized appreciation (depreciation)	62,342
Net realized and unrealized gain (loss)	106,311
Net Increase (Decrease) in Net Assets from Operations	$111,924

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,613	$10,423
Net realized gain (loss)	43,969	31,282
Net change in unrealized appreciation (depreciation)	62,342	(22,321)
Net increase (decrease) in net assets from operations	111,924	19,384

Distributions
From net investment income
Class A	(2,300)	(2,992)
Class C	(2,645)	(2,683)
Class E	(64)	(120)
Class R1	(329)	(523)
Class R4	(369)	(569)
Class R5	(273)	(362)
Class S	(1,754)	(2,926)
In excess
Class A	(748)	—
Class C	(860)	—
Class E	(21)	—
Class R1	(107)	—
Class R4	(120)	—
Class R5	(89)	—
Class S	(571)	—
Net decrease in net assets from distributions	(10,250)	(10,175)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(128,849)	(119,442)
Total Net Increase (Decrease) in Net Assets	(27,175)	(110,233)

Net Assets
Beginning of period	668,756	778,989
End of period	$641,581	$668,756
Undistributed (overdistributed) net investment income included in net assets	$(1,557)	$2,318

See accompanying notes which are an integral part of the financial statements.

126 Equity Growth Strategy Fund

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Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2017 and October 31, 2016 were as follows:

		2017		2016
		Shares	Dollars	Shares	Dollars

	Class A
	Proceeds from shares sold	1,241	$15,483	873	$9,528
	Proceeds from reinvestment of distributions	252	3,033	270	2,974
	Payments for shares redeemed	(2,476)	(30,698)	(3,566)	(39,181)
	Net increase (decrease)	(983)	(12,182)	(2,423)	(26,679)
	Class C
	Proceeds from shares sold	1,264	14,095	1,693	16,640
	Proceeds from reinvestment of distributions	321	3,469	269	2,655
	Payments for shares redeemed	(6,054)	(67,783)	(6,182)	(61,434)
	Net increase (decrease)	(4,469)	(50,219)	(4,220)	(42,139)
	Class E
	Proceeds from shares sold	29	347	117	1,206
	Proceeds from reinvestment of distributions	7	84	11	118
	Payments for shares redeemed	(318)	(3,786)	(573)	(6,106)
	Net increase (decrease)	(282)	(3,355)	(445)	(4,782)
	Class R1
	Proceeds from shares sold	278	3,466	431	4,720
	Proceeds from reinvestment of distributions	36	433	47	520
	Payments for shares redeemed	(1,599)	(19,834)	(1,390)	(15,255)
	Net increase (decrease)	(1,285)	(15,935)	(912)	(10,015)
	Class R4
	Proceeds from shares sold	240	2,929	353	3,795
	Proceeds from reinvestment of distributions	41	489	53	569
	Payments for shares redeemed	(1,051)	(12,707)	(1,113)	(12,030)
	Net increase (decrease)	(770)	(9,289)	(707)	(7,666)
	Class R5
	Proceeds from shares sold	168	2,017	224	2,366
	Proceeds from reinvestment of distributions	31	361	34	362
	Payments for shares redeemed	(1,157)	(14,391)	(1,059)	(11,256)
	Net increase (decrease)	(958)	(12,013)	(801)	(8,528)
	Class S
	Proceeds from shares sold	3,108	39,103	2,398	26,428
	Proceeds from reinvestment of distributions	189	2,281	210	2,318
	Payments for shares redeemed	(5,522)	(67,340)	(4,406)	(48,379)
	Net increase (decrease)	(2,225)	(25,956)	(1,798)	(19,633)
	Class T(1)
	Proceeds from shares sold	8	100	—	—
	Payments for shares redeemed	—	—	—	—
	Net increase (decrease)	8	100	—	—
	Total increase (decrease)	(10,964)	$(128,849)	(11,306)	$(119,442)

(1)	For the period June 8, 2017 (commencement of operations) to October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 127

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Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	$
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	Distributions
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	in Excess
Class A
October 31, 2017	11.48	. 14	2.03	2.17	(. 15)	(. 05)
October 31, 2016	11.26	. 20	. 19	. 39	(. 17)	—
October 31, 2015	11.75	. 32	(. 53)	(. 21)	(. 26)	(. 02)
October 31, 2014	11.24	. 26	. 49	. 75	(. 24)	—
October 31, 2013	9.50	. 12	1.75	1.87	(. 13)	—

Class C
October 31, 2017	10.34	. 02	1.85	1.87	(. 12)	(. 04)
October 31, 2016	10.17	. 07	. 20	. 27	(. 10)	—
October 31, 2015	10.64	. 17	(. 43)	(. 26)	(. 20)	(. 01)
October 31, 2014	10.23	. 14	. 46	. 60	(. 19)	—
October 31, 2013	8.69	. 04	1.59	1.63	(. 09)	—

Class E
October 31, 2017	11.22	. 20	1.93	2.13	(. 15)	(. 05)
October 31, 2016	11.01	. 21	. 17	. 38	(. 17)	—
October 31, 2015	11.49	. 34	(. 54)	(. 20)	(. 26)	(. 02)
October 31, 2014	10.99	. 26	. 48	. 74	(. 24)	—
October 31, 2013	9.30	. 13	1.69	1.82	(. 13)	—

Class R1
October 31, 2017	11.54	. 25	1.98	2.23	(. 17)	(. 05)
October 31, 2016	11.32	. 25	. 18	. 43	(. 21)	—
October 31, 2015	11.81	. 44	(. 60)	(. 16)	(. 31)	(. 02)
October 31, 2014	11.29	. 34	. 46	. 80	(. 28)	—
October 31, 2013	9.53	. 15	1.77	1.92	(. 16)	—

Class R4(1)
October 31, 2017	11.26	. 15	1.98	2.13	(. 15)	(. 05)
October 31, 2016	11.05	. 20	. 19	. 39	(. 18)	—
October 31, 2015	11.53	. 34	(. 52)	(. 18)	(. 28)	(. 02)
October 31, 2014	11.03	. 30	. 45	. 75	(. 25)	—
October 31, 2013	9.32	. 14	1.71	1.85	(. 14)	—

Class R5(2)
October 31, 2017	11.13	. 12	1.96	2.08	(. 14)	(. 05)
October 31, 2016	10.92	. 17	. 19	. 36	(. 15)	—
October 31, 2015	11.40	. 32	(. 53)	(. 21)	(. 25)	(. 02)
October 31, 2014	10.91	. 26	. 45	. 71	(. 22)	—
October 31, 2013	9.23	. 11	1.69	1.80	(. 12)	—

Class S
October 31, 2017	11.52	. 17	2.04	2.21	(. 16)	(. 05)
October 31, 2016	11.30	. 23	. 19	. 42	(. 20)	—
October 31, 2015	11.79	. 33	(. 51)	(. 18)	(. 29)	(. 02)
October 31, 2014	11.27	. 30	. 48	. 78	(. 26)	—
October 31, 2013	9.52	. 15	1.75	1.90	(. 15)	—

Class T
October 31, 2017(3)	12.49	—(h)	. 66	. 66	—	—

See accompanying notes which are an integral part of the financial statements.

128 Equity Growth Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)(d)	(000)	Gross(f)(g)	Net(e)(f)(g)	Net Assets(b)(c)(e)	Turnover Rate(e)

(. 20)	13.45	19.08	200,753	. 75	. 57	1.13	26
(. 17)	11.48	3.56	182,586	. 74	. 57	1.82	16
(. 28)	11.26	(1.80)	206,436	. 73	. 56	2.72	47
(. 24)	11.75	6.70	233,233	. 72	. 56	2.28	23
(. 13)	11.24	19.86	241,814	. 71	. 57	1.17	14

(. 16)	12.05	18.24	228,121	1.50	1.32	. 22	26
(. 10)	10.34	2.72	242,007	1.49	1.32	. 73	16
(. 21)	10.17	(2.51)	280,881	1.48	1.31	1.60	47
(. 19)	10.64	5.87	327,125	1.47	1.31	1.37	23
(. 09)	10.23	18.95	331,940	1.46	1.32	. 42	14

(. 20)	13.15	19.16	3,170	. 75	. 57	1.67	26
(. 17)	11.22	3.52	5,873	. 74	. 57	1.91	16
(. 28)	11.01	(1.78)	10,665	. 73	. 56	3.01	47
(. 24)	11.49	6.76	23,055	. 72	. 56	2.35	23
(. 13)	10.99	19.74	29,977	. 72	. 57	1.29	14

(. 22)	13.55	19.52	11,849	. 50	. 24	1.99	26
(. 21)	11.54	3.88	24,918	. 49	. 24	2.26	16
(. 33)	11.32	(1.45)	34,770	. 48	. 21	3.81	47
(. 28)	11.81	7.17	66,147	. 47	. 17	2.97	23
(. 16)	11.29	20.37	87,682	. 46	. 17	1.40	14

(. 20)	13.19	19.14	26,185	. 75	. 49	1.26	26
(. 18)	11.26	3.63	31,006	. 74	. 49	1.87	16
(. 30)	11.05	(1.66)	38,243	. 73	. 46	3.02	47
(. 25)	11.53	6.87	57,343	. 72	. 42	2.61	23
(. 14)	11.03	20.07	92,890	. 71	. 42	1.34	14

(. 19)	13.02	18.86	13,606	1.00	. 74	. 98	26
(. 15)	11.13	3.40	22,283	. 99	. 74	1.60	16
(. 27)	10.92	(1.94)	30,620	. 98	. 71	2.87	47
(. 22)	11.40	6.61	53,253	. 97	. 67	2.34	23
(. 12)	10.91	19.71	70,233	. 97	. 67	1.14	14

(. 21)	13.52	19.41	157,792	. 50	. 32	1.33	26
(. 20)	11.52	3.81	160,083	. 49	. 32	2.08	16
(. 31)	11.30	(1.54)	177,374	. 48	. 31	2.84	47
(. 26)	11.79	7.04	179,424	. 47	. 31	2.56	23
(. 15)	11.27	20.15	190,902	. 46	. 32	1.46	14

—	13.15	5.28	105	. 76	. 57	. 03	26

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 129

Russell Investment Company
Equity Growth Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2017 were as follows:
Advisory fees	$166
Administration fees	23,083
Distribution fees	190,941
Shareholder servicing fees	57,732
Transfer agent fees	105,108
Trustee fees	2,643
$379,673

Transactions (amounts in thousands) during the period ended October 31, 2017 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Commodity Strategies Fund	$19,594	$2,876	$3,909	$1	$583	$19,145	$—	$—
Global Infrastructure Fund	19,713	2,329	5,005	504	1,096	18,637	651	549
Global Real Estate Securities Fund	12,353	1,530	9,958	441	(1,014)	3,352	428	684
Multifactor U. S. Equity Fund	66,451	13,790	56,539	6,216	6,862	36,780	1,033	—
U. S. Defensive Equity Fund	49,831	5,121	13,710	1,447	2,936	45,625	488	3,274
U. S. Dynamic Equity Fund	59,689	3,938	39,044	4,871	4,505	33,959	495	2,208
U. S. Small Cap Equity Fund	71,421	28,008	25,309	955	17,531	92,606	470	142
Global Opportunistic Credit Fund	66,584	3,927	39,703	(956)	1,860	31,712	1,993	—
Unconstrained Total Return Fund	10,032	21,490	2,909	1	(3)	28,611	528	24
Emerging Markets Fund	79,630	3,179	34,549	16,434	889	65,583	947	—
Global Equity Fund	106,754	39,954	30,090	2,192	13,008	131,818	1,639	6,493
Multifactor International Equity Fund	86,804	35,778	24,904	(817)	17,512	114,373	1,943	—
U. S. Cash Management Fund	10,498	85,746	90,281	1	(2)	5,962	51	—
	$659,354	$247,666	$375,910	$31,290	$65,763	$628,163	$10,666	$13,374

Federal Income Taxes
At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$556,248,833
Unrealized Appreciation	$88,195,012
Unrealized Depreciation	(15,734,136)
Net Unrealized Appreciation (Depreciation)	$72,460,876
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(46,565,205)
Tax Composition of Distributions
Ordinary Income	$7,734,231
Distributions in Excess	$2,516,537

As permitted by tax regulations, the Fund intends to defer a late year ordinary loss incurred from January 1, 2017 to October 31, 2017 and treat it as arising in the fiscal year 2018. As of October 31, 2017, Equity Growth Strategy Fund had a deferred ordinary loss of
$1,191,522.

See accompanying notes which are an integral part of the financial statements.

130 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Federal Income Taxes, continued
Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

At October 31, 2017, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$762
Accumulated net realized gain (loss)	1,754
Additional paid-in capital	(2,516)

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 131

Russell Investment Company
LifePoints® Funds

Notes to Schedules of Investments — October 31, 2017

Footnotes:
(å)	Currency balances were pledged in connection with futures contracts purchased (sold), options written, foreign currency exchange contracts, or swaps entered into by the Fund. See Statement of Assets and Liabilities.
(ÿ) Notional Amount in thousands.
(8) Unrounded units.
(@) Affiliate.
(1) Monthly payment frequency.
(2) Quarterly payment frequency.
(3) Semi-annual payment frequency.
(4) Annual payment frequency.
(5) Payment at termination.

Abbreviations:
LIBOR – London Interbank Offered Rate

Foreign Currency Abbreviations:
AUD - Australian dollar	HKD - Hong Kong dollar	RUB - Russian ruble
BRL - Brazilian real	ILS - Israeli shekel	SEK - Swedish krona
CAD - Canadian dollar	INR - Indian rupee	SGD - Singapore dollar
CHF - Swiss franc	JPY - Japanese yen	TWD - Taiwanese dollar
CNY - Chinese renminbi yuan	KRW - South Korean won	USD - United States dollar
DKK - Danish krone	MXN - Mexican peso	ZAR - South African rand
EUR - Euro	NOK - Norwegian krone
GBP - British pound sterling	NZD - New Zealand dollar

132 Notes to Schedules of Investments

Russell Investment Company
LifePoints®

Notes to Financial Highlights — October 31, 2017

(1) As of October 1, 2014, Class R2 shares were reclassified as Class R4 shares and all shareholders were issued shares of Class R4. Class R2 shares are no longer offered. The financial highlights for period ended October 31, 2014 reflect a consolidation of the financial activity of Class R2 shares for the period November 1, 2013 through October 1, 2014 and the financial activity of Class R4 shares for the period October 2, 2014 through October
31, 2014. All prior periods reflect the financial activity of Class R2 shares.
(2) As of October 1, 2014, Class R3 shares were reclassified as Class R5 shares and all shareholders were issued shares of Class R5. Class R3 shares are no longer offered. The financial highlights for period ended October 31, 2014 reflect a consolidation of the financial activity of Class R3 shares for the period November 1, 2013 through October 1, 2014 and the financial activity of Class R5 shares for the period October 2, 2014 through October
31, 2014. All prior periods reflect the financial activity of Class R3 shares.
(3) For the period June 8, 2017 (commencement of operations) to October 31, 2017.
(a) Average daily shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the
Fund invests.
(c) The ratios for periods less than one year are not annualized.
(d) Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(e) May reflect amounts waived and/or reimbursed by Russell Investment Management, LLC (“RIM”) and/or Russell Investments Fund Services, LLC
(“RIFUS”).
(f) The ratios for periods less than one year are annualized.
(g) The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(h) Less than $.01 per share.

Notes to Financial Highlights 133

Russell Investment Company
LifePoints®

Notes to Financial Statements — October 31, 2017

1. Organization
Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 33 different investment portfolios referred to as funds (each a “Fund” and collectively the “Funds”). These financial statements report on 5 of these
Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended (“Investment Company
Act”), as an open-end management investment company. It is organized and operated as a Massachusetts business trust under a
Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Investment Company’s Master Trust
Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest. Each of the
Funds is diversified. Under the Investment Company Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

Each of the Funds listed in the table below is a “fund of funds” and diversifies its assets by investing principally, at present, in shares of several other RIC Funds (the “Underlying Funds”). Each Fund seeks to achieve its specific investment objective by investing in different combinations of Underlying Funds. In addition to investing in the Underlying Funds, Russell Investment
Management, LLC ("RIM"), the Funds' investment adviser, may seek to actively manage the Funds' overall exposures by investing in derivatives, including futures, options, forwards and swaps, that RIM believes will achieve the desired risk/return profile for the
Funds. The Funds may hold cash in connection with these investments. The Funds usually, but not always, pursue a strategy of being fully invested by exposing their cash to the performance of segments of the global equity market by purchasing index futures contracts (also known as "equitization"). The following table shows each Fund's target strategic asset allocation to equity, fixed income, alternative and multi-asset asset classes effective on or about March 1, 2017. As of October 31, 2017, the equity Underlying
Funds in which the Funds may invest include the U.S. Defensive Equity, U.S. Dynamic Equity, U.S. Small Cap Equity, Multifactor
U.S. Equity, Global Equity, Emerging Markets and Multifactor International Equity Funds. The fixed income Underlying Funds in which the Funds may invest include the Global Opportunistic Credit, Unconstrained Total Return, Strategic Bond, Investment
Grade Bond and Short Duration Bond Funds. The multi-asset Underlying Funds in which the Funds may invest include the
Multi-Strategy Income Fund. The alternative Underlying Funds in which the Funds may invest include the Commodity Strategies,
Global Infrastructure and Global Real Estate Securities Funds. Each Fund intends its strategy of investing in combinations of equity, fixed income, multi-asset and alternative Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 5% at the equity, fixed income, alternative or multi-asset category level based on RIM’s capital markets research, and/or (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

The following table shows the Funds’ approximate expected target strategic asset allocations to equity, fixed income, alternative and multi-asset asset classes effective on or about March 1, 2017.

			Asset Allocation*
	Conservative	Moderate	Balanced	Growth	Equity Growth
Asset Allocation*	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund
Equity	8%	29.5%	51%	70%	85%
Fixed Income	63%	53%	38%	22%	7%
Multi-Asset	23%	10%	4%	0%	0%
Alternative#	6%	7.5%	7%	8%	8%

*	As described above, actual asset allocation may vary.
#	Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds.

2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)
which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting

134 Notes to Financial Statements

Russell Investment Company
LifePoints®

Notes to Financial Statements, continued — October 31, 2017

guidance applicable to investment companies. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017 and the financial statements have been modified accordingly, as applicable, and had no impact on the Funds'
net assets or results of operations.

Security Valuation
The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell
Investments Fund Services, LLC (“RIFUS”). The Funds value the shares of the Underlying Funds at the current net asset value
("NAV") per share of each Underlying Fund. The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies. Accordingly, the Funds estimate the fair value of an investment in a fund using the NAV per share without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by RIFUS, acting at the discretion of the Board, that are used in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments categorized as
Level 1 and Level 2 of the fair value hierarchy are as follows:

Derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.
Derivatives may be classified into two groups depending upon the way that they are traded: privately traded over-the-counter
(“OTC”) derivatives that do not go through an exchange or intermediary and exchange-traded derivatives that are traded through specialized derivatives exchanges or other regulated exchanges. OTC derivatives are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative

Notes to Financial Statements 135

Russell Investment Company
LifePoints®

Notes to Financial Statements, continued — October 31, 2017

instrument can be estimated by a pricing service provider using a series of techniques, including simulation pricing models.
The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. OTC derivatives that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy, with the exception of foreign currency spot contracts which are categorized as Level 1 of the fair value hierarchy. OTC derivatives that use broker dealer quotations are categorized as level 3 of the fair value hierarchy. Exchange-traded derivatives are valued based on the last reported sales price on the day of valuation and are categorized as Level 1 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of year-end.

For the period ended October 31, 2017, there was no movement between levels of the fair value hierarchy.

Level 3 Fair Value Investments
The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available, or are not reliable, are valued at fair value as determined in good faith by RIFUS and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RIFUS applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that RIFUS believes accurately reflects fair value and will be categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by RIFUS would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the security was sold.

RIFUS employs third party pricing vendors to provide fair value measurements. RIFUS oversees third-party pricing service providers in order to support the valuation process throughout the year.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, RIFUS may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received on a daily basis, RIFUS does not have the transparency to view the underlying inputs which support the broker quotes. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RIFUS is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that present changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, a Level 3 reconciliation and an additional disclosure about fair value measurements, if any, has been included in the Presentation of Portfolio Holdings for each respective Fund.

136 Notes to Financial Statements

Russell Investment Company
LifePoints®

Notes to Financial Statements, continued — October 31, 2017

Investment Transactions
Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost.

Investment Income
Distributions of income and capital gains from the Funds or Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes
Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended (the “Code”) and intends to distribute all of its taxable income and capital gains.
Therefore, no federal income tax provision is required for the Funds.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Each Fund files a U.S. tax return. At October 31, 2017, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended October 31, 2014 through October 31, 2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, the Underlying
Funds sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their NAVs.

Expenses
Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the Underlying Funds’ fees and expenses incurred indirectly by the Funds will vary.

The Funds pay their own expenses other than those expressly assumed by RIM, the Funds’ adviser, or RIFUS. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Notes to Financial Statements 137

Russell Investment Company
LifePoints®

Notes to Financial Statements, continued — October 31, 2017

Class Allocation
Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class M, Class
R1, Class R4, Class R5, Class S and Class T. All share classes have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Derivatives
The Funds may invest in derivatives. Derivatives are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash to markets, hedging and return enhancement. In addition, the
Funds may enter into foreign exchange contracts for trade settlement purposes. The Funds may pursue their strategy of being fully invested by exposing cash to the performance of segments of the global equity market by purchasing index futures contracts. This is intended to cause the Funds to perform as though cash were actually invested in the global equity market.

Hedging may be used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical securities, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, leveraging risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk, valuation risk and credit risk.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central exchange clearing house. Exchange-
traded or exchange-cleared transactions generally present less counterparty risk to a Fund. The exchange’s clearing house stands between the Fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearing house and the clearing member. Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirement, daily settlement of obligations and the clearing house guarantee of payments to the broker. There is, however, still counterparty risk due to the insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral and margin requirements for exchange-traded or exchange-cleared derivatives are established through regulation, as well as set by the broker or applicable clearing house. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of Assets and Liabilities as cash held at the broker for futures contracts and cash held at the broker for swap contracts, respectively. Securities pledged by a Fund for exchange-
traded and exchange-cleared transactions are noted as collateral or margin requirements in the Schedule of Investments. Typically, the Funds and counterparties are not permitted to sell, repledge, rehypothecate or otherwise use collateral pledged by the other party unless explicitly permitted by each respective governing agreement.

In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Funds' ability to invest in derivatives and adversely affect the value or performance of the Funds or their derivative investments.

The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements
of Operations, for the period ended October 31, 2017, if applicable, are disclosed in the Fair Value of Derivative Instruments table following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts
The Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, the Funds may enter into FX contracts to hedge certain foreign currency-denominated assets. FX contracts are recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability

138 Notes to Financial Statements

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of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.

For the period ended October 31, 2017, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Conservative Strategy Fund	Return enhancement and hedging
Moderate Strategy Fund	Return enhancement and hedging
Balanced Strategy Fund	Return enhancement and hedging
Growth Strategy Fund	Return enhancement and hedging
Equity Growth Strategy Fund	Return enhancement and hedging

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

		Outstanding Contract Amounts Bought
Quarter Ended	January 31, 2017	April 30, 2017	July 31, 2017	October 31, 2017
Conservative Strategy Fund	$31,737,688	$30,713,976	$43,249,352	$29,350,737
Moderate Strategy Fund	105,678,660	112,846,578	102,841,691	76,548,116
Balanced Strategy Fund	581,568,081	636,970,313	732,360,621	650,767,550
Growth Strategy Fund	398,990,787	437,208,656	484,277,284	433,850,057
Equity Growth Strategy Fund	201,505,953	229,022,431	276,729,810	262,121,265
		Outstanding Contract Amounts Sold
Quarter Ended	January 31, 2017	April 30, 2017	July 31, 2017	October 31, 2017
Conservative Strategy Fund	$32,034,551	$30,870,965	$43,519,059	$28,993,739
Moderate Strategy Fund	106,698,176	112,894,431	103,410,750	75,825,001
Balanced Strategy Fund	587,073,313	637,611,073	737,078,913	643,353,765
Growth Strategy Fund	402,933,919	436,854,770	487,336,613	428,625,576
Equity Growth Strategy Fund	203,192,614	229,067,903	278,103,849	260,044,392

Options
The Funds may purchase and sell (write) call and put options on securities and securities indices. Such options are traded on a national securities exchange or in an OTC market. The Funds may also purchase and sell (write) call and put options on foreign currencies.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s
Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-
to-market to reflect the current fair value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the underlying instrument above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying instrument.

When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a
Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the
Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to

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market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

The Funds may enter into a swaption (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying swap.

For the period ended October 31, 2017, the Funds purchased or sold options primarily for the strategies listed below:

Funds	Strategies
Moderate Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Balanced Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Equity Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets

The Funds’ options contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of options contracts measured by notional in USD.

		Notional of Options Contracts Outstanding
Funds	January 31, 2017	April 30, 2017	July 31, 2017	October 31, 2017
Moderate Strategy Fund	$49,850,649	$50,466,018	$46,458,457	$49,500,000
Balanced Strategy Fund	418,862,721	430,266,387	311,081,125	329,750,000
Growth Strategy Fund	103,901,010	106,290,013	88,879,618	94,000,000
Equity Growth Strategy Fund	42,212,451	44,221,675	45,450,283	48,500,000

Futures Contracts
The Funds may invest in futures contracts (i.e., interest rate, foreign currency, index futures contracts). The face or contract value of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in fair value of the securities held by the Funds and the prices of futures contracts, and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% to 10% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation
(depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended October 31, 2017, the following Funds entered into futures contracts primarily for the strategies listed below:

Funds	Strategies
Conservative Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Moderate Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Balanced Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Equity Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets

The Funds' futures contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts measured by notional in USD.

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		Notional of Futures Contracts Outstanding
Funds	January 31, 2017	April 30, 2017	July 31, 2017	October 31, 2017
Conservative Strategy Fund	$25,065,551	$27,319,030	$43,365,534	$41,551,389
Moderate Strategy Fund	121,476,838	128,277,615	158,392,551	148,434,140
Balanced Strategy Fund	569,698,562	595,580,975	715,184,364	658,590,373
Growth Strategy Fund	440,384,916	444,955,599	636,711,226	507,408,951
Equity Growth Strategy Fund	177,880,506	169,572,115	284,298,667	248,597,772

Swap Agreements
The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying only the net amount of the two payments). When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations to pay or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

The Funds may enter into several different types of swap agreements including credit default, interest rate, total return and currency swaps. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed or variable payment per period for a payment that is not fixed. Total return swaps are a counterparty agreement where two parties exchange two sets of cash flows on predetermined dates for an agreed upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a pre-defined spread. Total return swap agreements are a counterparty agreement intended to expose cash to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Currency swaps are a counterparty agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date, or for return enhancement. Under most swap agreements entered into by a Fund, the parties' obligations are determined on a "net basis".
The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated.
To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or bankrupt.

Credit Default Swaps
The Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, government issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Funds may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Funds may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Funds may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, Funds enter into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow Funds to acquire or reduce credit exposure to a particular issuer, asset or basket of instruments.

As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event) and the counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no

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credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios or to take a short position in a debt security, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or another defined credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and, for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues as of period-end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-
backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that Funds as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31,
2017, for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps could result in losses if the Funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing

142 Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2017 should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.
The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit quality of the reference entity or underlying asset has declined.

For the period ended October 31, 2017, the Funds entered into credit default swaps primarily for the strategies listed below:

Funds	Strategies
Conservative Strategy Fund	Return enhancement, hedging, and exposing cash markets
Moderate Strategy Fund	Return enhancement, hedging, and exposing cash markets
Balanced Strategy Fund	Return enhancement, hedging, and exposing cash markets
Growth Strategy Fund	Return enhancement, hedging, and exposing cash markets
Equity Growth Strategy Fund	Return enhancement, hedging, and exposing cash markets

The Funds period end credit default swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, volume is measured by notional amounts outstanding in USD at each quarter end.

		Credit Default Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2017	April 30, 2017	July 31, 2017	October 31, 2017
Conservative Strategy Fund	$—	$—	$—	$8,000,000
Moderate Strategy Fund	39,300,000	39,300,000	44,700,000	54,700,000
Balanced Strategy Fund	217,299,965	217,300,000	207,100,000	124,600,000
Growth Strategy Fund	73,300,021	73,300,000	73,300,000	189,300,000
Equity Growth Strategy Fund	1,000,000	1,000,000	1,000,000	47,000,000

Total Return Swaps
The Funds may enter into total return swap agreements to expose cash to markets or to effect investment transactions. Index swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard total return swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments.

The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended October 31, 2017, the Funds entered into total return swaps primarily for the strategies listed below:

Funds	Strategies
Moderate Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Balanced Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Equity Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets

The Funds’ period end total return swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by the notional amounts outstanding in USD at each quarter end.

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		Total Return Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2017	April 30, 2017	July 31, 2017	October 31, 2017
Moderate Strategy Fund	$6,278,795	$—	$ 45,998,499	$48,998,738
Balanced Strategy Fund	12,691,735	—	307,997,092	325,002,203
Growth Strategy Fund	11,547,867	—	87,999,169	92,501,521
Equity Growth Strategy Fund	5,479,128	—	44,999,042	48,001,234

Master Agreements
Certain Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”)
with counterparties that govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination and default include conditions that may entitle either party to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.
Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different ISDA Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Disclosure about Offsetting Assets and Liabilities
Balance sheet disclosure is based on various netting agreements between brokers and counterparties, such as ISDA Master
Agreements and Master Forward Agreements. Certain Funds utilize multiple counterparties. The quantitative disclosure begins with disaggregation of counterparties by legal entity and the roll up of the data to reflect a single counterparty in the table within the Funds’ financial statements. Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master
Agreement with the same legal entity.

Guarantees
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk
In the normal course of business, the Funds and Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform
(credit risk). Similar to credit risk, the Funds and Underlying Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds or Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Funds' and Underlying Funds' financial statements (the “Assets”).
The Assets consist principally of cash due from counterparties and investments. The extent of the Funds' and Underlying Funds'
exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the
Funds' and Underlying Funds' Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund or an Underlying
Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may
144 Notes to Financial Statements

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not have the same impact on all types of securities and may expose a Fund or an Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held. This could cause a Fund or an Underlying Fund to underperform other types of investments.
3. Investment Transactions

Securities
During the period ended October 31, 2017, purchases and sales of investment securities (excluding short-term investments, options and futures) were as follows:

	Purchases	Sales
Conservative Strategy Fund	$59,344,569	$130,362,668
Moderate Strategy Fund	69,657,157	177,000,074
Balanced Strategy Fund	730,066,434	1,220,601,026
Growth Strategy Fund	344,471,887	654,230,702
Equity Growth Strategy Fund	161,919,959	285,628,862

4. Related Party Transactions, Fees and Expenses

Adviser, Administrator, Transfer and Dividend Disbursing Agent
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund and managing each Fund's overall exposures. RIFUS is the Funds' administrator and transfer agent. RIFUS, in its capacity as the Funds' administrator, provides or oversees the provision of all administrative services for the Funds. RIFUS, in its capacity as the Funds' transfer agent and dividend disbursing agent, is responsible for providing transfer agency and dividend disbursing services to the Funds. RIFUS is a wholly-owned subsidiary of RIM. RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., a Cayman company.

The Funds are permitted to invest their cash (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the U.S. Cash Management Fund, an unregistered fund advised by RIM. As of October 31, 2017, the Funds had invested $21,769,299 in the U.S. Cash Management Fund.

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control with. See each Fund’s Related Party Transactions, Fees and Expenses for
disclosure of transactions with affiliated companies.

The Funds pay an advisory fee of 0.20% and administrative fee of up to 0.0425% based upon the average daily net assets of the
Funds paid monthly. The following shows the total amount of each of these fees paid by the Funds for the period ended October
31, 2017:

	Advisory	Administrative
Conservative Strategy Fund	$640,892	$136,190
Moderate Strategy Fund	1,065,084	226,330
Balanced Strategy Fund	4,578,358	972,901
Growth Strategy Fund	3,055,801	649,358
Equity Growth Strategy Fund	1,292,545	274,665

RIFUS is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services.
Transfer agency fees are class-level expenses and may differ by class. RIFUS retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. The following shows the total amount of this fee paid by the Funds for the period ended October 31, 2017:

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Amount
Conservative Strategy Fund	$640,892
Moderate Strategy Fund	1,065,084
Balanced Strategy Fund	4,578,358
Growth Strategy Fund	3,055,801
Equity Growth Strategy Fund	1,292,545

Waivers and Reimbursements
Until February 28, 2018, RIM has contractually agreed to waive up to the full amount of its advisory fee and then reimburse each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct Fund-level operating expenses do not include transfer agency fees, Rule 12b-
1 distribution fees, shareholder servicing fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

For the Conservative Strategy Fund, RIFUS has contractually agreed, until February 28, 2018, to waive 0.15% of its transfer agency fees for Class R1, R4 and R5 Shares and 0.02% of its transfer agency fees for Class A, C, E and S Shares. These waivers may not be terminated during the relevant period except with Board approval.

For the Moderate Strategy Fund, RIFUS has contractually agreed, until February 28, 2018, to waive 0.08% of its transfer agency fees for Class A, C, R1, R4 and R5 Shares. This waiver may not be terminated during the relevant period except with Board approval.

For the Balanced Strategy Fund, RIFUS has contractually agreed, until February 28, 2018, to waive 0.06% of its transfer agency fees for Class R1, R4 and R5 Shares and 0.10% of its transfer agency fees for Class A, C and T Shares. These waivers may not be terminated during the relevant period except with Board approval.

For the Growth Strategy Fund, RIFUS has contractually agreed, until February 28, 2018, to waive 0.05% of its transfer agency fees for Class R1, R4 and R5 Shares. This waiver may not be terminated during the relevant period except with Board approval.

For the Equity Growth Strategy Fund, RIFUS has contractually agreed, until February 28, 2018, to waive 0.08% of its transfer agency fees for Class R1, R4 and R5 Shares. This waiver may not be terminated during the relevant period except with Board approval.

As October 31, 2017, RIM and RIFUS waived/reimbursed the following expenses:

	RIM Waiver	RIM Reimbursement	RIFUS Waiver	Total
Conservative Strategy Fund	$640,892	$30,813	$118,848	$790,553
Moderate Strategy Fund	1,012,960	—	343,570	1,356,530
Balanced Strategy Fund	3,574,095	—	1,936,325	5,510,420
Growth Strategy Fund	2,480,833	—	87,542	2,568,375
Equity Growth Strategy Fund	1,190,164	—	53,466	1,243,630

RIM does not have the ability to recover amounts waived or reimbursed from previous periods.

Distributor and Shareholder Servicing
Russell Investments Financial Services, LLC (the “Distributor”), a wholly owned subsidiary of RIM, is the distributor for the
Investment Company, pursuant to a distribution agreement with the Investment Company.

The Investment Company has distribution plans pursuant to Rule 12b-1 (the “Plans”) under the Investment Company Act. Under the Plans, the Investment Company is authorized to make payments to the Distributor or any selling agents, as defined in the Plans, for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A,
Class C and Class R5 Shares subject to the Plans. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A or Class R5 Shares or 0.75% of the average daily net assets of a Fund’s Class C Shares on an annual basis.

146 Notes to Financial Statements

Russell Investment Company
LifePoints®

Notes to Financial Statements, continued — October 31, 2017

Under the Plan for Class R4 and Class R5 Shares, the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class R4 and Class R5 Shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a
Fund’s Class R4 and Class R5 Shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan under which the Funds may make payments to the
Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’
clients who beneficially own Class C and Class E Shares of the Funds. The shareholder servicing payments shall not exceed 0.25%
of the average daily net assets of a Fund’s Class C and Class E Shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C, Class E, Class R4, Class R5 and Class T. Shares of the Funds may not
exceed 7.25%, 6.25%, 6.25%, 6.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each class of shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C, Class E, Class R4, Class R5 or Class T Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

For the period ended October 31, 2017, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares
Conservative Strategy Fund	$903
Moderate Strategy Fund	351
Balanced Strategy Fund	1,061
Growth Strategy Fund	—
Equity Growth Strategy Fund	—

For the period ended October 31, 2017, the sales commissions paid to the selling agents for the sale of Class A Shares were as follows:

	Aggregate	Class A Front-End
	Front-End	Sales Charges
	Sales Charges	Retained by
	on Class A Shares	Distributor
Conservative Strategy Fund	$79,453	$13,836
Moderate Strategy Fund	110,242	16,740
Balanced Strategy Fund	797,132	136,978
Growth Strategy Fund	770,713	122,107
Equity Growth Strategy Fund	221,517	35,265

Affiliated Brokerage Transactions
The Funds effect certain transactions through Russell Investments Implementation Services, LLC (“RIIS”). RIIS is a registered broker and investment adviser and an affiliate of RIM. RIIS uses a multi-venue trade management approach whereby RIIS allocates trades among RIIS’ network of independent brokers for execution, clearing and other services. RIM has authorized RIIS to effect certain futures, swaps, OTC derivative transactions, and cleared swaps, including foreign currency spots, forwards and options trading on behalf of the Funds.

Board of Trustees
The Russell Investments Fund Complex consists of RIC, which has 33 funds and Russell Investment Funds ("RIF"), which has 9 funds. Each of the Trustees is a Trustee of RIC and RIF. The Russell Investments Fund Complex compensates each Trustee who is not an employee of RIM or its affiliates. Trustee compensation and expenses are allocated to each Fund based on its net assets relative to other funds in the Russell Investments Fund Complex.

For the period ended October 31, 2017, the regular compensation paid to the Trustees by the Russell Investments Fund Complex was $1,397,750 .

Notes to Financial Statements 147

Russell Investment Company
LifePoints®

Notes to Financial Statements, continued — October 31, 2017

5. Federal Income Taxes
At October 31, 2017, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

			No Expiration
	10/31/2018	10/31/2019	Short Term	Long-Term	Totals
Equity Growth Strategy Fund	$27,212,241	$19,352,964	$—	$—	$46,565,205

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred in post-
enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

6. Record Ownership
As of October 31, 2017, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%
Conservative Strategy Fund	5	78.3
Moderate Strategy Fund	2	56.4
Balanced Strategy Fund	4	75.8
Growth Strategy Fund	3	66.7
Equity Growth Strategy Fund	3	60.8

7. Pending Legal Proceedings
The Strategic Bond Fund is one of several defendants in a bankruptcy adversary avoidance claim in a Consolidated Multidistrict
Action styled In Re: Motors Liquidation Company, et al., Debtors, Motors Liquidation Company Avoidance Action Trust, etc., v.
JPMorgan Chase Bank, et al., United States District Bankruptcy Court for the Southern District of New York. The claim relates to alleged improper payments to the Underlying Fund as a participating lender in a term loan provided to General Motors Company due to the Underlying Fund’s security interests not being properly perfected. The Underlying Fund denied liability and cross-
claimed against the administrative agent for the term loan lenders seeking damages arising from the agent’s failure to properly perfect the security interests of the lenders. Discovery in the case in chief is closed, motion practice in that portion of the case is ongoing, and discovery with respect to the cross claims between the defense group and J.P. Morgan Chase Bank over defective UCC filings is underway.

8. Subsequent Events
Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted no events have occurred that require disclosure except the following:

On December 21, 2017, the Board declared dividends payable from net investment income and capital gains for the funds that declared distributions quarterly, as applicable. See Note 2. Dividends are payable on December 26, 2017, to shareholders of record effective with the opening of business on December 22, 2017.

148 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

Click here to add static content to this content block.
To the Board of Trustees of Russell Investment Company and Shareholders of the Conservative Strategy Fund, Moderate
Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund and Equity Growth Strategy Fund

In our opinion, the (i) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Conservative Strategy Fund and Moderate Strategy Fund as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and (ii) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Balanced Strategy Fund, Growth
Strategy Fund and Equity Growth Strategy Fund as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of periods indicated therein (five of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’
management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agents and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm 149

Russell Investment Company
LifePoints® Funds

Tax Information — October 31, 2017 (Unaudited)

For the tax year ended October 31, 2017, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2017, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2018 will show the tax status of all distributions paid to your account in calendar year 2017.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Conservative Strategy Fund	5.8%
Moderate Strategy Fund	4.0%
Balanced Strategy Fund	12.2%
Growth Strategy Fund	22.3%
Equity Growth Strategy Fund	50.7%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2017:

Conservative Strategy Fund	$6,907,400
Moderate Strategy Fund	27,425,962
Balanced Strategy Fund	126,534,285
Growth Strategy Fund	40,857,988
Equity Growth Strategy Fund	—

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2017.
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

		Foreign Taxes	Foreign Source Income	Foreign Source
Fund Name	Foreign Taxes Paid	Paid Per Share		Income Per Share
Conservative Strategy Fund	$45,938	$0.0016	$455,791	$0.0156
Moderate Strategy Fund	254,112	0.0054	2,240,913	0.0478
Balanced Strategy Fund	1,850,742	0.0101	16,972,024	0.0929
Growth Strategy Fund	1,358,493	0.0121	13,132,719	0.1172
Equity Growth Strategy Fund	705,869	0.0142	6,554,848	0.1319

Please consult a tax adviser for any questions about federal or state income tax laws.

150 Tax Information

Russell Investment Company
LifePoints® Funds

Shareholder Requests for Additional Information — October 31, 2017 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii)
at https://russellinvestments.com; and (iii) at the Securities and Exchange Commission’s Office of Investor Education and Advocacy
(formerly, the Public Reference room).

The Board has delegated to RIM, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Underlying Funds may be invested. RIM has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”).
The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio
Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional
Information (“SAI”). The SAI and information regarding how the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2017 are available (i) free of charge, upon request, by calling the Funds at (800) 787-
7354; (ii) at https://russellinvestments.com; and (iii) on the Securities and Exchange Commission’s website at www. sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Financial statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

Shareholder Requests for Additional Information 151

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2017
(Unaudited)

The following tables provide information for each officer and trustee of the Russell Investments Fund Complex. The Russell Investments
Fund Complex consists of Russell Investment Company (“RIC”), which has 34 funds and Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies and has been determined by the Board to be an “audit committee financial expert”; Mr. Connealy has had experience with other investment companies and their investment advisers, first as a partner in the investment management practice of
PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Mr. Spina has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies.
As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Mr.
Spina is in a position to provide the Board with such parties' perspectives on the management, operations and distribution of the Funds.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INTERESTED TRUSTEE
Mark Spina, #	Trustee since 2017	Appointed until	• President and CEO, RIC and RIF	43	None
Born June 8, 1970	President and Chief	successor is	• Chairman of the Board, President,
1301 Second Avenue,	Executive Officer	duly elected and	Russell Investments Financial
18th Floor, Seattle, WA	since 2017	qualified	Services, LLC (“RIFIS”)
98101		Appointed	• Director, RIM.
		until successor	• From 2015-2016, Head of
		is chosen and	Intermediary Distribution and
		qualified by	President of Pioneer Funds
		Trustees	Distributor
• From 2008-2015 Head of
Intermediary Distribution, Voya
Investment Management

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	Senior Vice President, Larco	43	Until October
Born April 7, 1945		successor is	Investments, Ltd. (real estate firm)		2015, Trustee,
1301 Second Avenue,		duly elected and			Russell
18th Floor, Seattle, WA		qualified			Exchange
98101					Traded Funds
Trust

152 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2017 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee
Kristianne Blake,	Trustee since 2000	Appointed until	• Director and Chairman of the Audit	43	• Director,
Born January 22, 1954	Chairman since 2005	successor is	Committee, Avista Corp (electric		Avista Corp
1301 Second Avenue,		duly elected and	utilities)		(electric
18th Floor, Seattle, WA		qualified	• Regent, University of Washington		utilities)
98101		Approved	• President, Kristianne Gates Blake,		• Until June
		annually	P. S. (accounting services)		30, 2014,
			• Until June 30, 2014, Director, Ecova		Director,
			(total energy and sustainability		Ecova (total
			management)		energy and
			• Until December 31, 2013, Trustee		sustainability
			and Chairman of the Operations		management)
			Committee, Principal Investors Funds		• Until
			and Principal Variable Contracts		December 31,
			Funds (investment company)		2013, Trustee,
			• From April 2004 through December		Principal
			2012, Director, Laird Norton Wealth		Investors
			Management and Laird Norton Tyee		Funds
			Trust (investment company)		(investment
company)
• Until
December 31,
2013, Trustee
Principal
Variable
Contracts
Funds
(investment
company)
• From April
2004 through
December
2012,
Director, Laird
Norton Wealth
Management
and Laird
Norton
Tyee Trust
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

*	Each Trustee is subject to mandatory retirement at age 75.
#	Mr. Spina is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Disclosure of Information about Fund Trustees and Officers 153

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2017 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister,	Trustee since 2012	Appointed until	• Retired	43	• Trustee and
Born June 26, 1951	Chairman of the	successor is	• Trustee and Chairperson of Select		Chairperson of
1301 Second Avenue,	Audit Committee	duly elected and	Sector SPDR Funds (investment		Select Sector
18th Floor, Seattle, WA	since 2017	qualified	company)		SPDR Funds
98101		Appointed until	• Until December 31, 2014,		(investment
		successor is	Chairperson of Audit Committee,		company)
		duly elected and	Select Sector SPDR Funds		• From August
		qualified	(investment company)		2012 through
May 2016,
Trustee, ALPS
Series Trust
(investment
company)
• Until
December
31, 2014,
Chairperson
of Audit
Committee,
Select Sector
SPDR Funds
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

Daniel P. Connealy,	Trustee since 2003	Appointed until	• Retired	43	Until October
Born June 6, 1946		successor is	• June 2004 to June 2014, Senior Vice		2015, Trustee,
1301 Second Avenue,		duly elected and	President and Chief Financial Officer,		Russell
18th Floor, Seattle, WA		qualified	Waddell & Reed Financial, Inc.		Exchange
98101			(investment company)		Traded Funds
Trust

Katherine W. Krysty,	Trustee since 2014	Appointed until	• Retired	43	Until October
Born December 3, 1951		successor is	• January 2011 through March 2013,		2015, Trustee,
1301 Second Avenue		duly elected and	President Emerita, Laird Norton		Russell
18th Floor, Seattle, WA		qualified	Wealth Management (investment		Exchange
98101			company)		Traded Funds
Trust

154 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2017 (Unaudited)

	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Name,	With Fund and	of	During the	Portfolios	Directorships
Age,	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
Address	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison, Jr. ,	Trustee since 2000	Appointed until	• Retired	43	Until October
Born December 21, 1955	Chairman of	successor is	• From January 2008 to December		2015, Trustee,
1301 Second Avenue	the Nominating	duly elected and	2011, Vice Chairman of the Board,		Russell
18th Floor, Seattle, WA	and Governance	qualified	Simpson Investment Company (paper		Exchange
98101	Committee since	Appointed until	and forest products)		Traded Funds
	2007	successor is			Trust
duly elected and
qualified

Jack R. Thompson,	Trustee since 2005	Appointed until	• Retired	43	• Until October
Born March 21, 1949	Chairman of	successor is			2015, Trustee,
1301 Second Avenue,	the Investment	duly elected and			Russell
18th Floor, Seattle, WA	Committee since	qualified			Exchange
98101	2015	Appointed until			Traded Funds
		successor is			Trust
duly elected and
qualified

*	Each Trustee is subject to mandatory retirement at age 75.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

TRUSTEE EMERITUS
George F. Russell, Jr. ,	Trustee Emeritus and	Until resignation	• Director Emeritus, RIM	43	None
Born July 3, 1932	Chairman Emeritus	or removal
1301 Second Avenue,	since 1999
18th Floor, Seattle, WA
98101

Disclosure of Information about Fund Trustees and Officers 155

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2017 (Unaudited)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS
Mark Spina,	President and Chief	Until successor	• President and Chief Executive Officer, RIC and RIF
Born June 8, 1970	Executive Officer	is chosen and	• Chairman of the Board, President, RIFIS.
1301 Second Avenue	since 2017	qualified by	• Chairman of the Board, RIFUS
18th Floor, Seattle, WA		Trustees	• Director, RIM
98101			• From 2015 to 2016, Head of Intermediary Distribution and President
of Pioneer Funds Distributor
• From 2008 to 2015, Head of Intermediary Distribution, Voya
Investment Management
Cheryl Wichers,	Chief Compliance	Until removed	• Chief Compliance Officer, RIC and RIF
Born December 16, 1966	Officer since 2005	by Independent	• Chief Compliance Officer, RIFUS
1301 Second Avenue		Trustees	• 2011 to 2016 Chief Compliance Officer, U. S. One , LLC
18th Floor, Seattle, WA
98101

Mark E. Swanson,	Treasurer, Chief	Until successor	• Global Head of Fund Services, Russell Investments
Born November 26, 1963	Accounting Officer	is chosen and	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
1301 Second Avenue	and Chief Financial	qualified by	• Director and President, RIFUS
18th Floor, Seattle, WA	Officer since 1998	Trustees	• Director RIM, Russell Investments Trust Company (“RITC”) and
98101			RIFIS
• President and Chief Executive Officer, RIC and RIF, June 2016 to
June 2017
• October 2011 to December 2013, Head of North America Operations
Russell Investments

Jeffrey T. Hussey,	Chief Investment	Until removed by	• Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	• Chief Investment Officer, RIC and RIF
1301 Second Avenue,			• Chairman of the Board and President, RIM
18th Floor, Seattle WA			• Director, RITC, Russell Investments Implementation Services, LLC
98101			and Russell Investments Delaware, LLC
• Board of Managers, Russell Investments Funds Management, LLC
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell
Investments

Mary Beth R. Albaneze,	Secretary since 2010	Until successor	• Associate General Counsel, Russell Investments
Born April 25, 1969		is chosen and	• Secretary, RIM, RIFUS and RIFIS
1301 Second Avenue,		qualified by	• Secretary and Chief Legal Officer, RIC and RIF
18th Floor, Seattle, WA		Trustees	• Assistant Secretary, Russell Investments Insurance Agency, LLC
98101			(“RIIA”)(insurance agency) and U. S. One Inc.

156 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
LifePoints® Funds

Adviser and Service Providers — October 31, 2017

Interested Trustee	Administrator and Transfer and Dividend Disbursing
Mark Spina	Agent
Independent Trustees	Russell Investments Fund Services, LLC
Thaddas L. Alston	1301 Second Avenue
Kristianne Blake	Seattle, WA 98101
Cheryl Burgermeister	Custodian
Daniel P. Connealy	State Street Bank and Trust Company
Katherine W. Krysty	1 Heritage Drive
Raymond P. Tennison, Jr.	North Quincy, MA 02171
Jack R. Thompson	Office of Shareholder Inquiries
Trustee Emeritus	1301 Second Avenue
George F. Russell, Jr.	Seattle, WA 98101
Officers	(800) 787-7354
Mark Spina, President and Chief Executive Officer	Legal Counsel
Mark E. Swanson, Treasurer, Chief Accounting Officer and	Dechert LLP
Chief Financial Officer	One International Place, 40th Floor
Cheryl Wichers, Chief Compliance Officer	100 Oliver Street
Jeffrey T. Hussey, Chief Investment Officer	Boston, MA 02110
Mary Beth R. Albaneze, Secretary	Distributor
Adviser	Russell Investments Financial Services, LLC.
Russell Investment Management, LLC	1301 Second Avenue
1301 Second Avenue	Seattle, WA 98101
Seattle, WA 98101	Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1420 5th Avenue, Suite 2800
Seattle, WA 98101

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser and Service Providers 157

Russell Investment Company
1301 Second Avenue
Seattle, Washington 98101
800-787-7354
Fax: 206-505-3495

Russell Investments

Item 2. Code of Ethics. [Annual Report Only]

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer
(“Code”).

(b) That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission
(“SEC”) and in other public communications made by each Mutual Fund;

3) compliance with applicable laws and governmental rules and regulations;

4) the prompt internal reporting to an appropriate person or persons identified in the
Code of violations of the Code; and

5) accountability for adherence to the Code.

(c) The Code was restated as of August 2015; the restatement did not involve any material change.

(d) As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e) Not applicable.

(f) The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Cheryl Burgermeister has been determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]
Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2016	$1,426,364
2017	$1,439,167

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2016	$575,251	Performance of agreed-upon procedures with respect to
		04/30/15 semi-annual reports
to
2017	$603,817	Performance of agreed-upon procedures with respect to
		04/30/16 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services

2016	$470,991	Tax services
2017	$494,544	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2016	$0	Review excise reconciliations, transfer agent internal
		controls analysis, overhead/travel
2017	$0	Review excise reconciliations, transfer agent internal
		controls analysis, overhead/travel

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds
Audit and Non-Audit Services Pre-Approval Policy
Effective Date: August 30, 2016

I. Statement of Purpose.

This Policy has been adopted by the joint Audit Committee (the “Audit Committee”) of Russell
Investment Company (“RIC”) and Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to each series of RIC and RIF. The term “Investment Adviser” shall refer to the Funds’ advisor, Russell Investment Management,
LLC (“RIM”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Funds’ Board of
Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Funds. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services such as audit-related, tax and other services (“non-audit services”)
performed by the independent auditor for the Funds to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent in light of the services it provides to a Fund, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Funds would be deemed impaired if the auditor provides a service whereby it:

· Functions in the role of management of the Funds, the adviser of the Funds or any other affiliate* of the Funds;
· Is in the position of auditing its own work; or
· Serves in an advocacy role for the Funds, the adviser of the Funds or any other affiliate of the Funds.

Accordingly, it is the Funds’ policy that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of their independent auditor, whether for audit, audit-
related, tax, or other non-audit services.

* For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-
adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

The Funds’ Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Funds’ independent auditor. The Funds’ Audit and Non-Audit Pre-
Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Funds that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit
Committee will take into account the ratio between the total amounts paid for audit, audit-
related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.

IV. Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-
approval to other audit services, which are those services that only the independent auditor reasonably can provide. These services are generally related to the issuance of an audit opinion, and may include statutory audits and services associated with the Funds’ SEC registration statement on Form N-1A, periodic reports and documents filed with or information requested by the SEC or other regulatory or self-regulatory organizations, or other documents issued in connection with the Funds’ securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule
A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-
approved by the Audit Committee or its delegate.

V. Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for a series of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services.
“Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements, including those under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the
Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

VI. Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the
Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services.
Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal
Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds’ investments outside the United States. The Audit Committee will consult with the
Treasurer of the Funds or outside counsel to determine that the Funds’ tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and
Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

VII. All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted.
Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule
D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services”
not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

A list of the SEC’s prohibited non-audit services are as follows:

· Bookkeeping or other services relating to the accounting records or financial statements of the Funds

· Financial information system design and implementation

· Appraisal or valuation services, fairness opinions or contribution-in-kind reports

· Actuarial services

· Internal audit outsourcing services

· Management functions

· Human resources services

· Broker-dealer, investment adviser or investment banking services

· Legal services unrelated to the audit

· Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the
Funds, or the Investment Adviser, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII. De Minimis Waiver.

In accordance with the Act and SEC regulations, notwithstanding anything in this Policy to the contrary, the pre-approval requirements of this Policy are waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided:

(a) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by RIC or RIF, as applicable, to the independent auditor during the fiscal year in which the services were provided;

(b) Such services were not recognized by the Funds at the time of the engagement to be non-audit services requiring pre-approval by the Audit Committee or its delegate; and

(c) Such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its delegate prior to the completion of the audit, pursuant to the pre-approval provisions of this Policy.

In connection with the approval of any non-audit service pursuant to this de minimis exception, a record shall be made indicating that each of the conditions for this exception has been satisfied.

IX. Pre-Approval Fee Levels or Budgeted Amounts.

Pre-approved fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Funds and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-
approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for audit, audit-related, and tax services for the Funds (including any audit-related or tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as
“all other services” for the Funds (including any such services for affiliates subject to pre-
approval by the Audit Committee or its delegate).

X. Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF
Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Funds who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit
Committee will be informed not less frequently than quarterly by the Chairperson of the
Clearance Committee of any such services rendered by the independent auditor for the Funds and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit
Committee will be submitted to the Audit Committee by both the independent auditor and the
Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application does not involve a prohibited non-audit service and is consistent with the
SEC’s rules governing auditor independence.

Russell Investments’ Internal Audit Department and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the
Internal Audit Department or an officer of RIC or RIF.

XI. Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Funds and their affiliates. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, RIM and their subsidiaries and affiliates, consistent with the Public Company Accounting Oversight
Board’s Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2016	$0
2017	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant's principal executive officer and principal financial officer have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant's internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer and principal financial officer of
Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Company

By: /s/ Mark Spina
Mark Spina
President and Chief Executive Officer, Russell Investment Company

Date: December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Mark E. Swanson
Mark E. Swanson
Treasurer, Chief Accounting Officer and Chief Financial Officer, Russell Investment
Company

Date: December 28, 2017